UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President and General Counsel of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013–December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2013

Annual *Report*

PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

The 2013 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios of Pacific Select Fund (the “Trust”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the Pacific Select Fund Annual Report included herein.

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report dated December 31, 2013. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of all of the Trust’s portfolios. As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (Portfolio Optimization Portfolios), each of which is an asset allocation “fund of funds” and which invests in certain other Trust portfolios.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (Pacific Dynamix Portfolios) each of which is an asset allocation “fund of funds” and which invests in certain other Trust portfolios (Pacific Dynamix Underlying Portfolios) that are only available for investment by the three Pacific Dynamix Portfolios and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the Pacific Dynamix Underlying Portfolios’ Annual Report.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Cash Management, Floating Rate Income and High Yield Bond Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income and the American Funds® Asset Allocation Portfolios, the Adviser has retained other firms to serve as portfolio managers under its supervision. Each of the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (the master-feeder portfolios) invests all of its assets in a master fund; and consequently, the Adviser has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers and their portfolios as of December 31, 2013 are listed below:

Portfolio	Portfolio Manager
Cash Management	Pacific Asset Management
Diversified Bond	Western Asset Management Company (Western Asset)
Floating Rate Income	Pacific Asset Management
Floating Rate Loan	Eaton Vance Investment Managers (Eaton Vance)
High Yield Bond	Pacific Asset Management
Inflation Managed	Pacific Investment Management Company LLC (PIMCO)
Inflation Protected	Western Asset Management Company (Western Asset)
Managed Bond	Pacific Investment Management Company LLC (PIMCO)
Short Duration Bond	T. Rowe Price Associates, Inc. (T. Rowe Price)
Emerging Markets Debt	Ashmore Investment Management Limited (Ashmore)
American Funds® Growth American Funds® Growth-Income	Capital Research and Management Company (Capital Research) –adviser to the Master Growth and Growth-Income Funds
Comstock	Invesco Advisers, Inc. (Invesco)
Dividend Growth	T. Rowe Price Associates, Inc. (T. Rowe Price)
Equity Index	BlackRock Investment Management, LLC (BlackRock)
Focused 30	Janus Capital Management LLC (Janus)
Growth (formerly called Growth LT)	MFS Investment Management (MFS)
Large-Cap Growth	BlackRock Investment Management, LLC (BlackRock)
Large-Cap Value	ClearBridge Advisors, LLC (ClearBridge)
Long/Short Large-Cap	J.P. Morgan Investment Management Inc. (JP Morgan)
Main Street® Core	OppenheimerFunds, Inc. (Oppenheimer)
Mid-Cap Equity	Scout Investments, Inc. (Scout)
Mid-Cap Growth	Ivy Investment Management Company (Ivy)
Mid-Cap Value	BlackRock Capital Management, Inc. (BlackRock Capital)
Small-Cap Equity	BlackRock Investment Management, LLC (BlackRock)/ Franklin Advisory Services, LLC (Franklin)
Small-Cap Growth	Fred Alger Management, Inc. (Alger)
Small-Cap Index	BlackRock Investment Management, LLC (BlackRock)
Small-Cap Value	NFJ Investment Group LLC (NFJ)
Tactical Strategy	Pacific Investment Management Company LLC (PIMCO)

PACIFIC SELECT FUND

Portfolio	Portfolio Manager
Value Advantage	J.P. Morgan Investment Management Inc. (JP Morgan)
Health Sciences	Jennison Associates LLC (Jennison)
Real Estate	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Technology	Columbia Management Investment Advisers, LLC (Columbia)
Emerging Markets	OppenheimerFunds, Inc. (Oppenheimer)
International Large-Cap	MFS Investment Management (MFS)
International Small-Cap	Batterymarch Financial Management, Inc. (Batterymarch)
International Value	J.P. Morgan Investment Management Inc. (JP Morgan)
Tactical International	Pacific Investment Management Company LLC (PIMCO)
Currency Strategies	Macro Currency Group (MCG)/ UBS Global Asset Management (Americas) Inc. (UBS)
Global Absolute Return	Eaton Vance Investment Managers (Eaton Vance)
Precious Metals	Wells Capital Management Incorporated (Wells Capital)
American Funds® Asset Allocation	Capital Research and Management Company (Capital Research) – adviser to the Master Asset Allocation Fund

Pacific Dynamix-Conservative Growth

Pacific Dynamix-Moderate Growth

Pacific Dynamix-Growth

Portfolio Optimization Conservative

Portfolio Optimization Moderate-Conservative

Portfolio Optimization Moderate

Portfolio Optimization Growth

Portfolio Optimization Aggressive-Growth

Pacific Life Fund Advisors LLC (PLFA)

Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Mary Ann Brown Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as the value of its assets goes up or down. The value of a portfolio’s shares will fluctuate and when redeemed, may be worth more or less than their original cost. The total return for each portfolio of the Trust includes reinvestment of all dividends and capital gain distributions, if any. The total returns and seven-day yield (Cash Management Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the portfolios of the Trust (subject to the review of the Trust’s Board of Trustees) and directly manages, under the name Pacific Asset Management, the Cash Management, Floating Rate Income and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios. PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2013.

For the other portfolios, with the exception of the American Funds® Growth, American Funds® Growth-Income, and American Funds® Asset Allocation Portfolios (managed by Capital Research), PLFA has retained other firms to serve as portfolio managers under its supervision. Each of the portfolio managers (including Capital Research) has written a separate commentary specific to the portfolios it manages and as such, is based on their opinions of how their portfolios performed during the year. The views expressed in the commentaries reflect those of the portfolio managers for the year ended December 31, 2013.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2013)

Executive Summary

In 2013, financial markets displayed considerable divergence between asset classes and regions as U.S. equities surged ahead of most markets around the globe. Despite the government shutdown and the fixation over the Federal Reserve’s (Fed) plan to pare back its Quantitative Easing (QE) open market bond purchasing program (i.e. tapering), the U.S. equity market charged to record highs. The momentum in the U.S. equity market was supported by solid corporate earnings as well as positive economic activity over the reporting period.

Compared to the rest of the world, the U.S. generally exhibited more appealing economic conditions over the reporting period. Throughout 2013, U.S. business activity from both the manufacturing and services sectors expanded at decent levels as indicated by the Institute for Supply Management (ISM) Report on Business. The unemployment rate also continued to fall and hit its lowest level since the 2008 financial crisis, and wage growth showed modest acceleration throughout 2013 after several years of continued deceleration. Additionally, the housing sector continued to experience some recovery with rising home sales and accelerating prices throughout the reporting period. These factors helped lift consumer confidence and market sentiments. These positive indications also gave enough reason for the Fed to initiate tapering its QE efforts in December—albeit at a very modest degree from $85 billion to $75 billion in monthly bond purchases. While the initial discussion of tapering caused interest rates to rise and stocks to stumble earlier in the year, equities rallied after the Fed actually decided to proceed. The rally may have resulted from the relatively cautious pullback in stimulus, as well as the Fed’s message of their intention of keeping the Federal Funds (Fed Funds) rate low for a longer period than previously suggested.

Non-U.S. developed nations had been progressing through the European debt crisis as the euro zone appears to have generally moved out of recession toward recovery. Global economic activity rose in the second half of 2013 with demand expanding in many developed nations. However, this recovery was fragmented throughout various regions. In the euro zone, Germany continued to anchor the recovery while Italy and Spain had

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

been struggling to turn the corner. In Asia, the Japanese economy expanded over the reporting period, which was boosted by its monetary and fiscal stimulus efforts. While the broad emerging markets economies outpaced those of developed markets, several countries faced some headwinds in 2013. For instance, the initial suggestion of Fed tapering caused financial constraints on several key emerging nations as they experienced large capital outflows, resulting in drops in equity prices, increased bond spreads and reductions in the value of their currencies. Many emerging markets equity prices, bond spreads and currencies had not fully recovered as of the end of the reporting period. Countries that were affected the most include those with large current account deficits (i.e. net borrowers) and vulnerability to tightening external financing conditions. They include countries like Brazil, Turkey and India.

The global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets in varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

Concerns over the Fed’s tapering plan caused long-term interest rates to rise, which had a negative impact on the broad fixed income market over the reporting period. Yields have an inverse relationship with bond prices, so rising rates generally have a downward pressure on prices. The 10-year Treasury yield was as low as 1.63% in early May but climbed higher to nearly 3.00% by the end of the reporting period. For the 2013 calendar year, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) fell 2.02%. Long-term Treasury bonds and fixed income securities with long duration (i.e. a higher sensitivity to interest rate movements) were particularly impacted more than others. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, which tends to have a relatively higher duration, slid 8.61% over the reporting period. On the other hand, short-term bonds that have lower duration experienced less drag from the rising rate environment and posted modest gains.

On top of interest rates, bond values are affected by the perception of their credit risk, which is reflected in their yield spreads. Spreads also have an inverse relationship with bond prices. Similar to the equity market, risk appetite was also evident in the bond market, resulting in tightening spreads for high yield bonds and bank loans. On the other hand, the negative sentiment in emerging markets caused their bond spreads to rise, leading the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index to fall 5.25% over the reporting period.

Domestic Equity

2013 marked the fifth consecutive positive calendar year performance for the broad U.S. equity market as the S&P 500 Index leaped 32.39% over the reporting period. This momentum was over twice the performance from the prior year and the second straight year of double-digit returns. With respect to market capitalization, small-capitalization stocks outpaced large-capitalization companies. While growth styles outperformed those of value, it was reverse the case in 2012 when value outperformed growth as the financial sector led the equity market. Cyclical sectors (e.g. consumer discretionary and industrials) continued to outpace those in the defensive sectors (e.g. utilities). High dividend-paying sectors that typically include utilities stocks had lost momentum in 2012 and continued to lag behind in 2013. Real estate investment trusts (REITs), which tend to be associated with relatively high dividend payouts, delivered only moderate returns after outperforming the broad equity market every calendar year from 2009 to 2012. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index returned 2.47% for the calendar year. Hotel-related REITs performed relatively strong, whereas the apartment-related sectors experienced losses. The apartment sector had been lagging other REIT sectors as the volume of home sales and prices have steadily improved since 2012.

International Equity

The foreign equity market was mixed in 2013 as developed markets posted solid results while emerging markets faced headwinds. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned 22.78% and -2.60%, respectively. In the international developed equity market, smaller-capitalization stocks outperformed their larger counterparts while value and growth styles showed only minor differences in returns. With the euro zone showing signs of recovery, their respective equity markets generally performed well over the reporting period. Japan, which represents over 20% of the MSCI EAFE Index, outperformed the broad foreign equity market (as represented by the MSCI EAFE Index) after lagging behind during the prior two calendar years. The Japanese stimulus efforts that include devaluation of the yen provided a boost to their exports as well as their stock market. Emerging markets, however, faced several challenges over the reporting period. Their capital markets felt distress from the initial news of potential plans of the Fed’s tapering. The outflow of capital placed downward pressure on both debt and equity markets. On a separate note, China began to curb new credit to slow down the excessive lending that had led to a heated property market. These efforts sought to ease real estate and infrastructure investments, causing a strain on commodity producers that export to China.

Commodities

Commodity prices were mixed over the reporting period. Energy prices edged out modest gains while agriculture and metals fell into negative territory. Energy prices were relatively range-bound with no significant disruptions to supply and/or major changes in demand. Many agricultural prices fell sharply in 2013, which correspond to the rise in crop production and supply over the reporting period. Over the past several years, metal prices had been largely determined by demand from China. With China slowing investments in property and infrastructure, industrial metal prices declined over the reporting period. Precious metals also declined considerably over the reporting period. The low inflationary environment and expectations of the Fed reversing its monetary easing (which could result in the appreciation of the U.S. dollar) added downward pressure on the price of gold. Further deflating gold prices, India (a major buyer of gold) had been curbing its demand for gold imports throughout 2013 in its attempt to stabilize the country’s growing current account deficit.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Concluding Remarks

U.S. equities rallied with strong momentum in 2013. A rapidly rising market combined with low volatility can at times lead to complacency in the marketplace. Valuation levels of the S&P 500 Index have steadily risen over the past few years to around their five-year highs. Valuations have in the past been above current levels, such as during the “Tech Boom” years, but those conditions are typically associated with strong economic growth and euphoric consumerism. The International Monetary Fund (IMF) projects the U.S. to grow 2.8% in 2014 (IMF–World Economic Outlook Update–January 2014) (“IMF Update”), which would represent a slower pace than that of the late-1990’s when U.S. gross domestic product (GDP) steadily grew at an approximately 5% annual rate. Economic conditions have improved in the U.S., but the Fed continues to play a large role in supporting the economy. Furthermore, the decrease in the unemployment rate could be misleading given that much of the drop primarily stemmed from people leaving the labor force rather than quality job growth.

The euro zone and other developed regions appear to be showing signs of recovery, but the process could likely take years before they are able to self-support their economic growth without various stimulus packages. Emerging countries continue to deal with various challenges and opportunities. China is expected to continue to set the pace in 2014 with the IMF Update projecting a 7.5% growth for the year. While the economic expansion in China appears to be decelerating, the country’s regulators are focusing on maintaining growth at a more manageable range. Additionally, Chinese officials have been discussing a shift toward consumer spending to help drive future economic growth. This could potentially benefit countries that export consumer goods to China. Although a rebalanced China that places more emphasis on consumption and less on infrastructure spending may hurt certain countries, there are others that could benefit from such a transition. Investors may begin to emphasize individualization of emerging countries more than ever. In the past, emerging market countries as a group shared many weaknesses that linked them together, especially in times of global stress. While some of these vulnerabilities have not disappeared, not all of these emerging countries share the same issues to the same degree. Many of these countries can be differentiated by authoritative tendencies, economic policies, debt levels, consumer behavior, and growth drivers, among others. While there are certain emerging countries that face some key hurdles, there are also those with a more positive outlook.

Performances in 2013 implied that economic conditions may be improving, especially in the U.S. However, uncertainty and risks still remain. Fed tapering could affect markets in various ways. While it could signal that the Fed has higher confidence in the economy, a premature withdrawal could reverse the recovery. Withdrawing the stimulus may also prevent the equity market from rallying to excessive valuation levels. The Fed’s reduction in bond purchases could also cause interest rates to rise, which would be a headwind for bonds with long duration. Given the various challenges and uncertainty throughout the globe, 2014 could see some volatility return to the marketplace after being relatively suppressed throughout 2013. In our opinion, this validates the importance of proper asset allocation to navigate through various market conditions.

Cash Management Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Cash Management Portfolio’s Class I returned 0.00%, compared to a 0.07% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index. The current yield measured during the seven-day period ended December 31, 2013 was 0.00%.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	0.00%	0.02%	1.58%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.07%	0.12%	1.68%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	0.00%	0.00%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.07%	0.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at Pacific Asset Management continue to manage the portfolio with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification. A low Fed Funds’ target rate and a shrinking supply of commercial paper constrained the absolute return environment for the portfolio. Citing the slack in the economy and the weakness in the labor force, the Fed remained accommodative throughout the reporting period. While the Fed has begun tapering Quantitative Easing (QE) programs, the accommodative monetary policy environment is likely to continue through 2015, as stated by the regular Federal Open Market Committee (FOMC) press releases. The Fed Funds target rate was unchanged, remaining at 0.00% to 0.25%. The three-month London Interbank Offering Rate (LIBOR) was very stable finishing at 0.25% on December 31, 2013.

Diversified Bond Portfolio (managed by Western Asset Management Company)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Diversified Bond Portfolio’s Class I returned -1.15%, compared to a -2.02% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2006 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company began managing the portfolio on February 2, 2009, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	Since Inception (5/1/06)

Portfolio’s Class I	(1.15%)	6.95%	4.24%
Barclays U.S. Aggregate Bond Index	(2.02%)	4.44%	5.17%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	(0.95%)	4.23%
Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. Despite a continued sluggish recovery, the ongoing Fed accommodation and lessened volatility provided the backdrop to encourage investor risk-taking. Spread sectors ended the reporting period meaningfully tighter which helped drive the portfolio’s performance. An overweight exposure to high yield bonds was a contributor to the portfolio’s performance as default rates remained low and spreads tightened by 129 basis points (bps) over the year, to end the reporting period at 382 bps over Treasuries. The portfolio’s non-Agency mortgage-backed security (MBS) allocation was also a contributor to portfolio performance as the sector benefited from price improvement, positive carry, as well as from continued coupon and principal payments. Home default rates fell and the nationwide home prices, as measured by the Case-Shiller Home Price Index, increased by almost 14%. We at Western Asset continue to find opportunities in non-Agency mortgages. For example, improved homeowner equity positions and higher prepayment rates are expected to boost yields to the asset class. Investment grade credit spreads tightened during the reporting period by 20 bps, and the portfolio’s allocation to financials and industrials aided its performance. In-line with other spread sectors, commercial MBS outperformed during the reporting period. The portfolio’s allocation to this sector resulted in this mildly detracting from performance. The portfolio’s allocation to Agency mortgages was a small contributor to its performance. The sector outperformed Treasuries during the reporting period. We focused on selecting certain mortgage pools and coupon stacks which avoided exaggerated risk of government-sponsored mortgage refinancing, thus decreasing prepayment risk. The portfolio’s overall tactical duration positioning had a positive impact on the portfolio’s performance as rates ended the reporting period significantly higher. Yield curve positioning, with an overweight to the intermediate section of the curve where rates rose the most over the reporting period, was a detractor to performance.

Economic data continue to support our expectations for a mild yet ongoing economic recovery. Going into 2014, we expect continued positive domestic economic growth, and we expect to remain overweight to certain spread sectors that have demonstrated strong fundamentals. We remain mindful of the potential negative consequences of domestically-driven events such as another debt ceiling showdown in Congress. We are

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

cognizant of potential negative spillover effects should another crisis erupt or reignite overseas. Importantly, the Fed remains highly accommodative even though it has become marginally less accommodative given the recently announced tapering. Corporate balance sheets remain generally strong. Overseas, aggressive central bank action in late 2012 helped contain the European sovereign debt crisis over 2013, and we expect the situation in Europe to continue to slowly improve. Looking ahead, we may take advantage of future opportunities to add to risk positions on the margin should fundamentals and valuations prove favorable.

Floating Rate Income Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the period ended December 31, 2013?

A. The portfolio commenced operations on April 30, 2013. For the period from inception through December 31, 2013, the Floating Rate Income Portfolio’s Class I returned 2.28%, compared to a 2.92% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on April 30, 2013 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2013 are also shown. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2013
Since Inception (4/30/13)~

Portfolio’s Class I	2.28%
Credit Suisse Leveraged Loan Index	2.92%

Portfolio’s Class P	2.41%
Credit Suisse Leveraged Loan Index	2.92%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2013, the portfolio’s Class I underperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for income producing floating rate loans and floating rate debt securities, and other types of debt instruments or securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the portfolio manager.

The portfolio’s overweight to B- versus BB-rated loans was a contributor to performance as B-rated loans outperformed during the period. The portfolio also benefited from overweights to metals/mining and energy, while underweights to utility and information technology detracted from its performance. The portfolio’s underweight to CCC- and below rated securities was negative to performance. The portfolio’s underweight to smaller issues (considered to be less than $300 million in issue size) was a negative to performance as smaller issues outperformed during the period.

Floating Rate Loan Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Floating Rate Loan Portfolio’s Class I returned 4.53%, compared to a 5.29% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2007 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the portfolio on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the portfolio from May 1, 2010 to July 31, 2013. Another firm managed the portfolio before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	Since Inception (5/1/07)

Portfolio’s Class I	4.53%	9.08%	1.05%
S&P/LSTA Leveraged Loan Index	5.29%	14.37%	4.95%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	4.74%	4.96%
S&P/LSTA Leveraged Loan Index	5.29%	4.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Relative to the benchmark, the portfolio maintains a greater focus on higher-quality loans. Loan prices for the higher-quality BB- and B-rated segments ended the reporting period close to where they began it, near par, with little room to appreciate. Prices of the more distressed segments of the market, on the other hand, advanced, as strong investor inflows into the bank loan space helped to drive average prices of CCC-rated loans higher from $79.25 to $84.51. In this environment, CCC-rated loans outperformed BB- and B-rated loans by a wide margin, 10.38% vs. 3.80% and 5.89% respectively. The portfolio’s “up-in-quality” bias relative to the benchmark, specifically a consistent overweight to higher-quality BB loans and underweight exposure to the more speculative CCC loans, was a headwind to the portfolio’s relative performance for the reporting period. While higher risk can be rewarded over short periods, such as during the market environments over the last two years, we at Eaton Vance have experienced and are of the opinion that a higher-quality stance can result in better risk-adjusted results over time. We also believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher-quality loans, rather than focusing largely on capital gains associated with distressed loans. Elsewhere in the portfolio, a fairly modest exposure to high yield bonds, which are not held in the benchmark, contributed to the portfolio’s relative performance as high yield bonds outpaced loans during the reporting period.

The portfolio employs a rigorous, bottom-up credit research process where loan selection drives portfolio performance. That said, with performance results separated by industry, the portfolio exhibited positive performance across each of the loan industry groups during the reporting period. Underweight exposures to two of the strongest-performing industry groups, radio & television and lodging & casinos, were a drag on the portfolio’s relative performance, as they advanced 10.76% and 6.46% respectively. Contributing to relative portfolio performance were overweight exposures to the business equipment & service and electronics/electrical industries, which returned 5.77% and 5.98% respectively.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The portfolio held over 400 issuer positions in senior loan notes across 34 industries as of December 31, 2013. As of the end of the reporting period, the portfolio maintained an overweight position in BB loans and minimal exposure to the more distressed loan categories rated below B. The portfolio’s higher-quality positioning was also exhibited in its average loan price of $99.73 vs. a $98.29 average loan price for the benchmark as of December 31, 2013. Given the floating-rate nature of the asset class, the portfolio was exposed to minimal interest rate risk as the loans in the portfolio reset their coupons every 56 days on average as of December 31, 2013, which resulted in a portfolio duration of roughly 0.15 years.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the High Yield Bond Portfolio’s Class I returned 7.25%, compared to a 7.44% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	7.25%	15.42%	7.18%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.44%	18.96%	8.61%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	7.46%	7.70%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.44%	8.32%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental credit approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

The portfolio’s overweight to B-rated securities and underweight to BB-rated bonds was a benefit to performance. For the year, overweights to metals/mining benefited performance and an underweight to technology detracted. The portfolio’s duration was higher than the benchmark during the year, which was a negative contributor to its performance as longer duration securities were negatively impacted by the meaningful increase in interest rates in 2013.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Inflation Managed Portfolio’s Class I returned -8.92%, compared to a -8.61% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	(8.92%)	8.02%	5.13%
Barclays U.S. TIPS Index	(8.61%)	5.63%	4.85%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	(8.74%)	2.72%
Barclays U.S. TIPS Index	(8.61%)	2.25%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. An overweight position to TIPS, through cash bonds and interest rate swaps, relative to the benchmark detracted from the portfolio’s performance as real yields rose during the reporting period. However, tactical use of interest rate swaps on the long end of the U.S. nominal yield curve contributed to portfolio performance, as rates rose on longer-dated nominal Treasuries over the reporting period. Modest positioning in investment grade corporate securities during the reporting period was positive for the portfolio’s performance, as spreads narrowed and the sector outperformed like-duration Treasuries. An allocation to non-Agency MBS was positive for portfolio performance as the sector continued to benefit from the ongoing housing recovery. Exposure to non-U.S. developed inflation-linked bonds, particularly Canada and Australia, detracted from portfolio performance as real yields rose in both countries during the reporting period. The portfolio’s exposure to emerging market local debt denominated in Brazilian real, partially achieved through zero coupon swaps, detracted from portfolio performance as rates rose due to central bank rate hikes and inflation concerns. PIMCO has become modestly more optimistic about the outlook for global growth, expecting 2.5% to 3.0% next year, based on our internal research.

We believe that many of the challenges faced during the 2013 reporting period have faded, yielding a brighter outlook for global growth. While headwinds have abated, unwinding the monetary policy’s supportive grip on financial markets could prove challenging. In the U.S., we expect growth to accelerate due to diminishing fiscal drag and steady improvements in employment. In Europe, we expect a more tempered pace of growth with risks in both directions. In Japan, extraordinary policies continue to support modest growth, but Abenomics (which is a current, Japanese economic policy program initiated by Shinzo Abe, the current Prime Minister of Japan, designed to stimulate economic growth in Japan through various monetary and fiscal policy measures, including Quantitative Easing (QE), public investment, and inflation targeting) will become more challenged in 2014. In emerging markets, growth will be shaped by developed market growth as well as central bank policies. While we expect stronger growth as compared to developed markets, there will likely be large dispersion across countries given differentiation in trade, commodity dependence, and policy frameworks.

With regard to portfolio strategy, we will target a neutral U.S. duration position relative to the benchmark, focusing on lower maturity bonds that are stabilized by the Fed’s policy rate. We plan to concentrate in the belly of the real yield curve where we see superior opportunities for roll-down, which is a form of return that is realized as a bond approaches maturity, assuming an upward sloping yield curve, and price appreciation. We will remain underweight at the long end of the real yield curve as longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. We plan to hold Australian inflation-linked bonds (ILBs) but reduce exposure to New South Wales ILBs following a rally due to cancelled regular auctions. We plan to hold New Zealand ILBs that offer higher real yields and are likely to benefit from inclusion in Barclays ILB indices. We expect to tactically pay French inflation given market expectations for higher inflation than we anticipate. Lastly, we continue to hold Brazilian rate exposure, focusing on nominal bonds over ILBs, which are pricing in inflation that is notably higher than the central bank target.

Inflation Protected Portfolio (managed by Western Asset Management Company)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Inflation Protected Portfolio’s Class I returned -9.47%, compared to a -8.61% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	(9.47%)	1.20%
Barclays U.S. TIPS Index	(8.61%)	2.25%

Portfolio’s Class P	(9.28%)	1.36%
Barclays U.S. TIPS Index	(8.61%)	2.25%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio maintained its strategy of holding a mixture of U.S. TIPS, total return swaps on U.S. TIPS, and inflation-linked bonds issued by foreign governments. Non-U.S. dollar inflation linked securities were chosen based on their relative value to U.S. TIPS of a corresponding maturity, which generally outperformed their comparable U.S. TIPS during the reporting period. The portfolio tracked the benchmark well through the reporting period, despite the extreme volatility in U.S. markets during the summer of the reporting period. In the second half of the reporting period, the portfolio’s exposure to Canada contributed to portfolio performance, while the portfolio’s exposure to United Kingdom (U.K). inflation linked securities detracted somewhat from the portfolio’s performance as U.K. inflation expectations were low. However, the portfolio’s exposure to the U.K. was increased on the technical weakness.

The momentum of the economic recovery, together with very low levels of both actual and expected inflation, bodes well for a much better year for U.S. TIPS, and we at Western Asset are much more positive on the asset class given the higher level of real yields. Certainly, the recent bad weather adds to the usual volatility in labor market data at year end. But the Fed has become convinced that sufficient progress has been made in the broader labor market, and that its aggressive asset purchase program can progressively come to an end in 2014 with an even greater commitment to ensure inflation moves up toward their target. With policy increasingly conditional on the inflation outlook, we feel TIPS are unlikely to suffer from a repeat of 2013, and indeed can benefit from the success of the central banks’ commitment to increase the inflation rate, even if real yields and rates generally continue to rise. As such, we continue to look to hold inflation-linked securities from commodity-driven economies, such as Australia and Canada, or in the U.K. where inflation protection is cheaper than in the U.S. instead of equivalent U.S. TIPS.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Managed Bond Portfolio’s Class I returned -2.21%, compared to a -2.02% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	(2.21%)	8.19%	6.01%
Barclays U.S. Aggregate Bond Index	(2.02%)	4.44%	4.55%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	(2.01%)	3.72%
Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. Tactical duration positioning, including an underweight to U.S. duration relative to the benchmark over a significant part of the reporting period and implemented through the use of cash bonds and tactical use of interest rate swaps, was positive for the portfolio’s performance as rates rose during the reporting period. Additionally a focus on the front-end of the yield curve, particularly during the second half of the reporting period contributed to the portfolio’s performance as lower-maturity Treasuries remained anchored by the Fed’s forward guidance of continued low rates. An underweight to investment grade corporate securities during the year was negative for the portfolio’s returns, as spreads narrowed and the sector outperformed like-duration Treasuries. An allocation to non-Agency MBS was positive for portfolio performance as the sector continued to benefit from the ongoing housing recovery.

Beyond core sectors, exposure to high yield financial bonds added to the portfolio’s performance as high yield bonds posted strong positive returns during the reporting period. Non-U.S. developed country exposure, specifically in Canada, detracted from returns as rates rose along the Canadian yield curve. Exposure to emerging local interest rates in Brazil detracted from portfolio performance as rates rose due to central bank rate hikes and inflation concerns. Additionally, exposure to TIPS was negative for portfolio returns relative to nominal Treasuries as break-even inflation levels (the difference between nominal and real yields) narrowed over during the reporting period.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PIMCO has become modestly more optimistic about the outlook for global growth, expecting 2.5% to 3.0% next year, based on our internal research. We believe that many of the challenges faced during the 2013 reporting period have faded, yielding a brighter outlook for global growth. While headwinds have abated, unwinding the monetary policy’s supportive grip on financial markets could prove challenging. In the U.S., we expect growth to accelerate due to diminishing fiscal drag and steady improvements in employment. In Europe, we expect a more tempered pace of growth with risks in both directions. In Japan, extraordinary policies continue to support modest growth, but Abenomics (which is a current, Japanese economic policy program initiated by Shinzo Abe, the current Prime Minister of Japan, designed to stimulate economic growth in Japan through various monetary and fiscal policy measures, including Quantitative Easing (QE), public investment, and inflation targeting) will become more challenged in 2014. In emerging markets, growth will be shaped by developed market growth as well as central bank policies. While we expect stronger growth as compared to developed markets, there will be large dispersion across countries given differentiation in trade, commodity dependence, and policy frameworks.

With regard to portfolio strategy, we look to target benchmark-level duration, concentrating exposure on the front-end of the yield curve while maintaining an underweight position to longer maturity securities. We will focus TIPS exposure on the ten–twenty year segment of the real yield curve as current break-even levels underprice the potential for secular inflation. We will retain an overall underweight to corporate spread, favoring other spread sectors, but participate in select, compelling, corporate opportunities identified through bottom-up credit analysis. Within Agency MBS, we will focus on security selection to capitalize on relative value opportunities within the coupon stack. We continue to hold non-Agency MBS positions as a source of additional yield. Our non-U.S. exposures will be focused on Canada, Mexico, Italy and Spain. Within emerging markets, we will focus on Mexico and Brazil which are high-quality credits that offer high real interest rates. We will retain exposure to high quality municipal bonds that offer attractive yields. We plan to maintain an overall neutral currency stance as long as central bank actions continue to drive high levels of volatility. Lastly, we will respect market technicals, which we believe will exert increasing influence on asset prices and market dynamics.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Short Duration Bond Portfolio’s Class I returned 0.40%, compared to a 0.64% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2011, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	0.40%	3.26%	2.24%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.64%	2.02%	2.91%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	0.60%	1.61%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.64%	1.06%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The primary driver of relative underperformance was positioning on the yield curve. Beginning in May, intermediate- and long-term Treasury rates began to increase and generally continued to do so throughout the reporting period amid better U.S. economic data and speculation about and the eventual announcement of Fed tapering. As such, the portfolio’s exposure to out-of-benchmark maturities in the five- and ten-year parts of the curve, via corporates and MBS, weighed on its performance. However, the yield advantage from these allocations aided the portfolio due to their positive carry profile. While the effect was negligible, credit selection was negative for the portfolio. Specifically, the portfolio’s security selection in the investment-grade corporate sector which weighed on relative results.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The primary driver of the portfolio’s relative performance was sector allocation. Specifically, an overweight allocation to short-dated, investment-grade corporate debt, out-of-benchmark exposure to MBS and high yield corporate bonds, and an underweight allocation to Treasury securities relative to the benchmark benefited the portfolio’s relative returns. Additionally, the portfolio’s out-of-benchmark allocation to MBS also helped drive results. Overall, MBS generated positive excess returns during the reporting period. The portfolio’s holdings, in particular, benefited further on account of the structures that it held. The portfolio’s positioning in higher-coupon/short-duration mortgage securities fared well and outperformed the lower end of the coupon stack, which were negatively affected by the Fed’s large-scale asset purchase activities and tapering discussions.

The portfolio’s allocation to high yield corporates also materially helped the portfolio’s performance as the asset class posted strong total and excess returns during the reporting period. Higher coupons, a shorter-duration profile, substantial demand, and solid fundamentals all combined to aid the performance of high yield debt, contributing to the portfolio’s performance. The portfolio maintained a meaningful overweight to investment-grade corporate bonds, an out-of-benchmark allocation to securitized sectors and corporate high yield, and a significant underweight to Treasuries and government-related securities.

During the fourth quarter, we at T. Rowe Price took steps to increase the portfolio’s duration posture given the significant rise in rates over the previous months. As yields rose in the three-year part of the curve, we moved some of the portfolio’s shorter Treasury and agency positions into three-year bonds to extend duration. We will continue to monitor and adjust duration depending on the movement in rates, but our bias is to remain short relative to the benchmark given our expectation for a continued, but more modest, rise in yields. Over the reporting period, the portfolio’s exposure was increased to both investment-grade and high yield corporate bonds. Both offer distinct yield advantages, and fundamentals for both spaces continue to remain solid. High-grade corporates, BBB-rated in particular, should benefit from supportive credit fundamentals amid modest, but stable, economic growth. Below investment-grade bonds should continue to be aided by a low default rate and healthy demand in a relatively low yield environment. The portfolio’s MBS exposure decreased over the year as we allowed bonds to roll out of the portfolio via passive pay downs. Current valuations in the MBS space are not optimal, and we are waiting for a better entry point to redeploy assets.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Emerging Markets Debt Portfolio’s Class I returned -6.44%, compared to a -5.25% return for its benchmark, the J.P. Morgan EMBI Global Diversified Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on April 30, 2012 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2012 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (4/30/12)~

Portfolio’s Class I	(6.44%)	2.07%
J.P. Morgan EMBI Global Diversified Index	(5.25%)	2.99%

Portfolio’s Class P	(6.25%)	2.27%
J.P. Morgan EMBI Global Diversified Index	(5.25%)	2.99%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at Ashmore tactically manage exposure to external debt, local currency and corporate debt. The portfolio invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

The portfolio’s allocation to corporate debt was increased during the reporting period and was a significant contributor to its performance, as corporate bonds outperformed both external debt and local currency. Within corporate debt markets, high yield debt outperformed investment grade debt, and the Middle East and Africa were the top-performing regions, while Latin America was the worst performer.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The portfolio’s hard currency external debt allocation was significantly reduced during the third quarter, in favor of a shift to increase local currency exposure. The contribution of security selection within external debt was relatively neutral over the reporting period. Within external debt markets, high yield outperformed investment grade, and the Middle East was the only region to post positive performance for the year. Exposure to local currency instruments was increased, particularly in the latter part of the year. While the local currency sovereign debt and emerging markets currency exposure detracted from portfolio performance, which was mitigated by its exposure to local currency corporate debt. Within the local currency bond markets, Europe and Latin America outperformed the Middle East, Africa and Asia. Although local currencies on the whole returned negative performance during the year, there was large dispersion between countries, with the extremities represented by Argentina on the upside and South Africa on the downside.

Considering the portfolio’s country-level attribution across all three themes (external debt, local debt and corporate debt), Poland, China, and Argentina were the three largest contributors to absolute portfolio performance while China, Russia, and the United Arab Emirates were the largest contributors relative to benchmark performance. Brazil and Mexico were among the largest country-level detractors from performance on both an absolute basis and relative to benchmark performance.

American Funds Growth Portfolio (Capital Research and Management Company manages the Master Growth Fund)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the American Funds Growth Portfolio’s Class I returned 29.63%, compared to a 32.39% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 30.43% for the same period. The performance for the Feeder Growth Portfolio was lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	Since Inception (5/2/05)~

Portfolio’s Class I	29.63%	18.98%	8.05%
S&P 500 Index	32.39%	17.94%	7.81%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	29.88%	11.46%
S&P 500 Index	32.39%	14.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I underperformed the benchmark. The Master Growth Fund (the “fund”) invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.

Holdings in the consumer discretionary sector were the major contributors to the fund’s results. The standout was Amazon.com, Inc., the fund’s largest holding at the end of the reporting period. Companies in the hotels, restaurant and leisure industry also did well, particularly two investments in gaming companies with operations in Macau.

The fund’s strongest results for the year came from two U.S. biopharmaceutical companies in the health care sector, Incyte Corp. Ltd. and Gilead Sciences, Inc., each of which had triple-digit returns. Conversely, the fund’s smallest sectors at the end of the reporting period, utilities and telecommunication services, detracted from absolute results. Holdings in the energy and materials sectors, while ending the year ahead, were also a drag on relative results.

Overall, the fund’s holdings outside the U.S. added value, notably Ireland, the Netherlands, the U.K. and Hong Kong. Holdings in developing markets were generally weak. The Capital Research portfolio counselors believe the fund is well-positioned for 2014 and are optimistic that holdings in domestic energy companies will benefit the fund as the U.S. becomes more energy-independent.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

American Funds Growth-Income Portfolio (Capital Research and Management Company manages the Master Growth-Income Fund)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the American Funds Growth-Income Portfolio’s Class I returned 32.99%, compared to a 32.39% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned 33.82% for the same period. The performance for the Feeder Growth-Income Portfolio was lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	Since Inception (5/2/05)~

Portfolio’s Class I	32.99%	17.18%	7.05%
S&P 500 Index	32.39%	17.94%	7.81%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	33.26%	14.27%
S&P 500 Index	32.39%	14.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I outperformed the benchmark. The Master Growth-Income Fund (the “fund”) invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Stock selection was the key factor in the fund beating the benchmark. Holdings in the fund’s two largest sectors at the end of the reporting period, information technology and health care were the primary drivers of its returns. Within internet technology, the fund benefited from its investment in Yahoo!, Inc. as well as having no weak-performing holdings in International Business Machines Corp. (IBM). Holdings in the health care sector included the top contributor to the fund’s result—U.S. biotechnology company Gilead Sciences, Inc.

Other strong sectors for the fund were industrials and consumer discretionary. Aerospace and defense companies led results in the industrials group, while holdings in the media industry contributed most of the consumer discretionary sector’s gains.

All sectors except utilities, the fund’s smallest sector, gained during the reporting period. The weakest area was the metals and mining industry in the materials sector, where demand remained sluggish, detracting from performance. Looking ahead, the Capital Research portfolio counselors expect that the likely rise in interest rates may lead to increased volatility in equity markets.

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Comstock Portfolio’s Class I returned 35.58%, compared to a 32.53% return for its benchmark, the Russell 1000 Value Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the portfolio on June 1, 2010. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	35.58%	18.50%	7.38%
Russell 1000 Value Index	32.53%	16.67%	7.58%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	35.85%	14.73%
Russell 1000 Value Index	32.53%	14.37%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. Our strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we at Invesco believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, the portfolio takes advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.

The portfolio’s investable universe includes all large-capitalization U.S.-denominated equities. The portfolio’s construction is bottom-up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the portfolio.

On the positive side of sector performance, strong stock selection within financials, mainly having no exposure to REITs, was one of the strongest contributors to the portfolio’s relative performance. Real estate was one of the worst performing industries in the benchmark, posting flat returns in a strong stock market. Also, within diversified financials, select stocks like Morgan Stanley contributed to portfolio performance, as the firm continued its trend of delivering positive earnings surprises for consecutive quarters, based on revenue growth and lower expenses, coupled with a tail-wind from improved asset position. An overweight position and contributions from select stocks in the consumer discretionary sector were large contributors to the portfolio’s performance. The portfolio’s main consumer discretionary exposure was in the media industry, with holdings such as Viacom, Inc. and Twenty-First Century Fox, Inc. contributing the most within this industry. Viacom had a strong run during the reporting period, posting strong returns after reporting consecutive quarters of strong profits, with a large increase in profits from the film unit late in the reporting period. Stock selection and an underweight in telecommunication services also contributed to the portfolio’s performance, mainly from a material underweight in AT&T, Inc., followed by contributions from Vodafone Group P.L.C. Favorable stock selection and an overweight in the information technology sector boosted performance, as well.

Within the software and services industry, Microsoft Corp. and Yahoo!, Inc. and within hardware and equipment industry, Hewlett-Packard Co. were the clear contributors. Both Yahoo! and Hewlett-Packard posted returns over 100% for the period. Since Marissa Mayer became CEO of Yahoo!, they have acquired more than a dozen technology companies to increase market presence, including the purchase of the photo sharing website, Tumblr and news story mobile application Summly during the first half of 2013. Also, a material underweight to utilities enhanced relative performance, as this was the second worst performing sector in the benchmark. Stock selection and an underweight to energy assisted with portfolio performance, as well. The largest relative contributor within the energy sector was from not having exposure to Exxon Mobile Corp., as the company performed poorly on a relative basis. Also benefiting portfolio performance was a contribution from holding Halliburton Co., which posted returns of over 40%, assisted by stock buy-backs and announcing a 39% increase in dividends earlier in the year, backed by management’s commitment to increasing shareholder return. Strong stock selection in the materials sector also enhanced relative portfolio performance. Notably, having no exposure to miners like Newmont Mining Corp. boosted portfolio performance, as margins and earnings were negatively affected by gold and other metals experiencing steep declines during 2013.

Favorable stock selection in the consumer staples sector also helped portfolio performance. Being underweight household and personal products company The Procter & Gamble Co., and having exposure to food company, Tyson Foods, Inc., both boosted the portfolio’s

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

performance for the reporting period. Tyson produced returns of almost 74% during the reporting period. Stock selection and an overweight in the health care sector, specifically pharmaceuticals, assisted the portfolio’s performance. Bristol-Myers Squibb Co., a large pharmaceuticals provider returned over 60% during the reporting period, with improving earnings and presenting important new clinical data for immune-oncology and diabetes treatments. Cardinal Health, Inc., a health care services provider, also posted outsized returns, outperforming both benchmark and sector and benefiting portfolio performance.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.- based companies held in the portfolio. The use of currency forward contracts had a positive impact on the portfolio’s performance relative to the benchmark for the reporting period.

On the negative side, cash acted as a detractor to the portfolio’s relative performance. Although the cash position only averaged under 3% for the period, cash utilized for investment opportunities and to allow for redemptions from the portfolio, was a negative contributor in such a strong equity market. An underweight to industrials was also a detractor to relative portfolio performance, offsetting strong stock selection within the sector, as the sector returned over 40% for the period.

During the reporting period, trading activity for the portfolio remained muted. Towards the end of the reporting period, the portfolio’s positions were increased in health care, energy and select consumer staples companies. Conversely, we continued to trim the portfolio’s select insurance and technology stocks. The majority of activity occurred in the consumer discretionary sector where we continued to reduce the portfolio’s media and select retail companies that have performed well.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Dividend Growth Portfolio’s Class I returned 30.11%, compared to a 32.39% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2010. The portfolio changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	30.11%	17.69%	6.19%
S&P 500 Index	32.39%	17.94%	7.41%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	30.37%	14.02%
S&P 500 Index	32.39%	14.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to concentrate on high quality names with balance sheet strength that we at T. Rowe Price believe can grow steadily and emerge as consistent outperformers.

The portfolio’s position in the industrials and business services sector was a significant detractor from the portfolio’s relative performance, mainly due to stock selection. Fastenal Co.’s shares struggled, driven by investor concerns over the company’s heavy manufacturing equipment. Regardless, this industrials distribution company has the infrastructure in place for when the macroeconomic environment improves. Iron Mountain, Inc.’s shares also fell in the first half of the reporting period after the company’s plans to convert itself to a REIT for tax purposes seemed to have been thwarted by the Internal Revenue Service (IRS). However, the company is still working with the IRS and is expecting a resolution in the first quarter of 2014.

The consumer staples sector was another notable detractor from portfolio performance, due to stock selection. Detracting from portfolio performance were shares of Pernod Ricard S.A., continuing to pull back over concerns about its wine and spirits business in China, which during the reporting period, faced a slowing economy, a government transition, and an anti-extravagance campaign. While we expect that the weakness

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

in the company’s Asian business could persist in the near-term, we continue to believe the company’s long-term prospects are bright in that region. Pernod Ricard has a market-leading position in emerging Asia (China and India) and is well positioned for ongoing market share gains that could accelerate operating leverage.

The portfolio’s position in the consumer discretionary, materials, and telecommunication services sectors also dragged on the portfolio’s relative returns. While overweighting the surging consumer discretionary sector was beneficial, stock selection in that sector was disappointing as Carnival Corp. and Amazon.com, Inc. were both leading detractors in this sector. Both stock selection and sector positioning proved unhelpful in both materials and telecommunication services. The Sherwin-Williams Co., in the materials sector, was also among the top detractors for the reporting period.

In contrast, the information technology sector was a key contributor to the portfolio’s relative returns, driven by deft stock picking and sector allocation. The portfolio’s underweight to Apple, Inc. also contributed to the portfolio’s relative returns after shares pulled back in the first half of the reporting period. Investors expressed concerns that product sales were lower than originally expected and the competitive landscape was strengthening. We are encouraged by the company’s decisions to return capital to shareholders through dividends and share repurchase activity. Visa, Inc.’s shares enjoyed a steady rise during the reporting period, as the global payment network company benefited from improving global consumption trends and a broader shift toward electronic payments from cash, which positively impacted the portfolio’s return. Visa has significant network effects due to its dominant position in global credit card and debit transactions, and its moves to improve cost structure expanded the company’s margins.

Elsewhere, the financials sector positively contributed to the portfolio’s relative returns, driven by positive stock selection. Investment manager Waddell & Reed Financial, Inc., which has significant leverage to the equity markets, saw its assets under management rise and stood to benefit from investors rotating back into equities, therefore, contributing to the portfolio’s performance. Also positively influencing the portfolio was leading U.S. discount broker TD Ameritrade Holding Corp. which benefited from strong organic growth. The company used expense discipline to improve margins, and it appears well positioned for a more normalized interest rate environment. The company also recently issued a special dividend, proving it is committed to returning cash to shareholders.

The utilities sector also aided the portfolio’s relative returns, due to sector allocation. The portfolio’s underweight position in utilities, one of the weakest-performing sectors in the index for the year, aided relative returns. The sector faced numerous headwinds, including low demand growth, inflationary pressure on customer bills, and the rise in interest rates.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Equity Index Portfolio’s Class I returned 31.92%, compared to a 32.39% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	31.92%	17.67%	7.12%
S&P 500 Index	32.39%	17.94%	7.41%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	32.18%	14.47%
S&P 500 Index	32.39%	14.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

U.S. equity markets began 2013 with a powerful relief rally after the U.S. averted the worst of its potential fiscal crisis with a last-minute tax deal. From a sector perspective, global central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment. Among sectors in the benchmark, the consumer-driven areas were the strongest performers for the reporting period, fueled by low interest rates, buoyant equity markets and rising home prices. In particular, the consumer discretionary sector performed exceptionally well, as did the health care and industrial sectors. The information technology and consumer staples sectors were also strong performers for the year despite lagging the benchmark index.

Focused 30 Portfolio (managed by Janus Capital Management LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Focused 30 Portfolio’s Class I returned 33.51%, compared to a 33.48% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	33.51%	19.78%	10.89%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	33.81%	13.81%
Russell 1000 Growth Index	33.48%	14.69%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We, at Janus, have focused on building a portfolio of companies that are well positioned to grow market share within their respective industries and that have built clear and sustainable competitive advantages around their businesses. Important competitive advantages could include a strong brand, patent protection over valuable intellectual property, network effects from a product or service that would be hard for a competitor to replicate, or a lower cost structure than competitors in the industry. We think focusing on such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market may underestimate the duration of growth opportunities and long-term potential return to shareholders inherent in these companies. Over the course of the year, we’ve been pleased to see a number of companies in our portfolio post impressive results, further validating our view that they are well positioned to grow in excess of the market.

Stock selections in the health care and consumer discretionary sectors were the largest contributors to portfolio relative performance. The portfolio’s selections in industrials and telecom services detracted from relative performance. Within the health care sector, the portfolio owns several biotech companies developing innovative therapies that have substantially improved patient outcomes for a number of high medical needs that have not been met. Many of these companies enjoyed substantial gains this year as the market came to realize the potential of these drugs. Celgene Corp. for example, was up 114% for the year and was the top contributor to the entire portfolio’s performance. During the reporting period, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the U.S. Other drugs in Celgene’s pipeline also offer promising potential. We think the company is in the early stages of a major new product cycle, with other potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock has risen as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Within the consumer discretionary sector, the portfolio’s top contributor to performance was MGM Resorts International. The company is using much of its free cash flow to pay down debt, and as that happens, it transfers the value of the company to equity holders. Going forward, we think that value could be significant. The 2014 convention calendar is improving, and should drive higher rates for many of MGM’s Las Vegas

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

properties, resulting in meaningful revenue growth. Meanwhile, the company has a property in Macau that should benefit from strong growth in gaming in the region.

Twenty-First Century Fox, Inc. was another top contributor to portfolio performance within the sector. The stock rose after the company announced multi-year earnings growth guidance that was well above market expectations. We think Twenty-First Century Fox has one of the broadest global content libraries of any studio, and much of its unique programming resonates strongly with its customer base. We also think the value of some of that content is poised to increase as it spreads internationally and as new digital platforms offer expanded viewing opportunities.

Stock selection was weakest in the industrials and telecommunications services sectors. Within the industrials sector, FANUC Corp. was the largest detractor from performance. The company makes industrial automation equipment. The position was sold because we believed that the company’s future was too dependent on demand from China’s manufacturing sector.

Outside of the industrials sector, two individual holdings, Apple, Inc. and Turquoise Hill Resources Ltd. had a large negative impact on performance. We exited both positions as we transitioned the portfolio under a new portfolio manager. Apple was the largest detractor from portfolio performance. While Apple has dominated the high-end smartphone market for some time now, we feel growth in that market is slowing. Meanwhile, despite the new smartphone launches, we think Apple still lacks a phone with a low enough price point to attract most first-time smartphone users in emerging markets. We also think innovation has slowed for the company, making Apple’s risk/reward opportunity less attractive than it was earlier in the company’s product cycle, so we sold the position during the year to pursue investment opportunities that we believe have more long-term growth potential.

Turquoise Hill Resources is a mining company with a Mongolian copper mine. We felt geopolitical risk was a headwind for the company, and that the Mongolian government would ultimately limit the profit the company could get from its copper mine so we exited the position during the year.

We are optimistic that the global economy will continue to improve in 2014. We believe the housing market will remain strong even if rates rise slowly, and also expect unemployment levels to tick down during the year. We also believe earnings can grow for many companies as macroeconomic headwinds such as austerity programs in Europe and the threat of another round of sequester cuts has abated.

While we believe the economy will strengthen, we expect volatility for equities as the market adjusts to the tapering of the Fed’s Quantitative Easing (QE) program that played a large role in boosting equities over most of the last five years. We will generally look past short-term volatility and use those periods to add to competitively advantaged companies that we believe can grow in excess of the market over longer time horizons.

Growth Portfolio (formerly called Growth LT Portfolio managed by MFS Investment Management)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Growth Portfolio’s Class I returned 34.21%, compared to a 33.48% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the portfolio on May 1, 2013, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	34.21%	17.88%	7.32%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	34.48%	13.38%
Russell 1000 Growth Index	33.48%	14.69%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period, the portfolio’s Class I outperformed the benchmark. MFS assumed management of the portfolio on May 1, 2013. The MFS investment team’s growth strategy for the portfolio focuses on companies it believes to have above-average earnings growth potential compared to other companies.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the eight-month reporting period, stock selection in the financial services sector contributed to the portfolio’s performance relative to the benchmark. The portfolio’s overweight position in the strong-performing, global payments technology company MasterCard, Inc. bolstered the portfolio’s relative performance.

Security selection in both the leisure and technology sectors aided the portfolio’s relative performance. Within the leisure sector, overweight positions in casino resorts operator Wynn Resorts Ltd. and the portfolio’s avoidance of fast-food restaurant McDonald’s Corp. positively impacted the portfolio’s relative returns. Within technology, the portfolio’s avoidance of technology company International Business Machines Corp. (IBM) helped relative results as the stock turned in weak performance during the reporting period.

Elsewhere, the portfolio’s overweight position in aircraft and industrial manufacturer Precision Castparts Corp. and online travel company priceline.com, Inc. supported the portfolio’s relative performance as both stocks outperformed the benchmark during the reporting period. Additionally, holdings of medical device company Thermo Fisher Scientific, Inc. (not a benchmark constituent) and oil and gas exportation company Pioneer Natural Resources Co. strengthened the portfolio’s relative performance. The portfolio’s avoidance of beverage company The Coca-Cola Co. also helped strengthen its relative performance.

Individual stocks that detracted from the portfolio’s relative performance included overweight positions in telecommunications company American Tower Corp. REIT, diversified energy company Anadarko Petroleum Corp., health care technology company Catamaran Corp., data storage systems provider EMC Corp., enterprise and online service provider Citrix Systems, Inc., online marketplace eBay, Inc. and semiconductor firm Altera Corp. Holdings of French alcoholic beverage company Pernod Ricard S.A. (not a benchmark constituent), and not holding the stand-out-performing airline manufacturer The Boeing Co., also dampened the portfolio’s relative performance.

The portfolio’s cash and/or cash equivalents position during the reporting period was another detractor from portfolio relative performance. Under normal market conditions, the portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a reporting period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which had no cash position.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Large-Cap Growth Portfolio’s Class I returned 37.48%, compared to a 33.48% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the portfolio on May 1, 2013, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	37.48%	21.46%	5.13%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	37.75%	16.42%
Russell 1000 Growth Index	33.48%	14.69%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from May 1, 2013 through December 31, 2013, the portfolio’s Class I outperformed the benchmark. BlackRock assumed management of the portfolio on May 1, 2013. BlackRock managed the portfolio on an interim basis from January 1, 2013 through April 30, 2013 during which time the portfolio manager’s goal was to attempt to replicate the total return of the benchmark. Beginning May 1, 2013, BlackRock began actively managing the portfolio using its large-cap growth strategy.

Stock selection within the information technology sector was the largest contributor to portfolio performance. Underexposure to poor-performing IBM was the leading positive contributor to the portfolio’s performance. The structural shift towards new technology architectures is impacting legacy technology vendors such as IBM, and the company missed its earnings forecast for the first time since 2005. The position in data analytics

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

software maker Splunk, Inc. generated positive performance for the portfolio. Yahoo!, Inc. was another top contributor to portfolio performance in the segment, with shares gaining during the reporting period. Yahoo! benefited from excitement around Alibaba.com Ltd. in which it owns a 24% stake. In addition, Yahoo! was able to raise convertible debt capital at a 0.0% coupon, and company management consequently announced a $5 billion boost to its share buyback program.

Consumer discretionary stock selection as well as being overweight the sector contributed to portfolio performance. Within the sector, Amazon.com, Inc.’s stock rose over 50% during the reporting period buoyed by positive sentiment following an upside revenue surprise for its third quarter, as well as growing market appreciation for Amazon Web Services’ (AWS) significant potential to take share in cloud computing. AWS continued to expand its value proposition by both increasing the product offering and lowering prices during the reporting period. Further contributors to the portfolio’s performance included media company Viacom, Inc. and Macau casino operator Melco Crown Entertainment Ltd. Viacom shares advanced as the company reported strong earnings, while also doubling its stock repurchase program to $20 billion. Shares of Melco Crown surged amid expanding growth in the mass market in China, where the company was picking up share during the reporting period.

An underweight position in consumer staples helped the portfolio’s performance as the sector lagged the benchmark for the reporting period. Within the sector, the largest contributor to portfolio performance was an underweight to beverages and a lack of exposure to tobacco companies.

Positioning within the health care sector was the largest detractor from portfolio performance, with the pharmacy benefit manager Catamaran Corp. and drug maker Allergan, Inc., accounting for the majority of the disappointment. Catamaran stock first lost ground in May 2013 following a modest revenue miss and uncertainty over its contract renewal with key customer Cigna Corp. (an agreement that was later signed). Shares subsequently rallied, hitting a 52-week high but declined again in the third quarter amid uncertainty over the impact of some larger employers unexpectedly shifting their employees to private health insurance exchanges. In addition, the energy sector also detracted from portfolio performance, as many of its holdings traded lower due to the decline in commodity prices.

A more than 30% run-up in U.S. stocks for 2013 has naturally given rise to worries about stretched valuations and the sustainability of the bull market rally. Though pockets of overvaluation may exist, BlackRock takes a longer-term view of the investments it makes, in particular, focusing on businesses for which the magnitude and/or duration of future growth prospects are underestimated by the market. On that score, we continue to find reasonable valuations for great companies with strong earnings potential, large addressable markets and dominant market positions that we believe can thrive irrespective of macroeconomic ebbs and flows. Best-in-class business models continue to take share globally, and selective opportunities in both the superior growth and durable growth areas remain. Coupled with the impressive innovation and strong execution by our holdings’ management teams, we remain optimistic about the long-term outlook for the portfolio’s holdings.

Entering 2014, the portfolio maintains a diversified mix of durable and superior growth holdings, supplemented by a small group of periodic growth names. The portfolio’s largest overweight relative to the benchmark remains consumer discretionary, while the most notable underweight continues to be consumer staples. The consumer discretionary overweighting reflects our favorable view of companies that continue to take share in the expanding growth of consumer wealth globally, as well as those poised to benefit from the rise in e-commerce.

Large-Cap Value Portfolio (managed by ClearBridge Advisors, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Large-Cap Value Portfolio’s Class I returned 32.26%, compared to a 32.53% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

ClearBridge Advisors, LLC assumed management of the portfolio on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the portfolio from January 4, 1999 to September 30, 2006. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	32.26%	16.71%	7.21%
Russell 1000 Value Index	32.53%	16.67%	7.58%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	32.52%	15.39%
Russell 1000 Value Index	32.53%	14.37%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The ClearBridge large-capitalization value team utilizes an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. The team looks for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. The team considers valuations relative to normalized earnings power.

On an absolute basis, the portfolio had positive returns in all ten economic sectors in which it was invested during the reporting period. The greatest contributions to the portfolio’s performance return came from the financials, consumer discretionary and consumer staples sectors. Relative to the benchmark, the portfolio’s overall sector allocation contributed to the portfolio’s performance for the reporting period. The portfolio’s overweight position in the consumer discretionary sector and its underweight in the utilities sector positively impacted its relative performance for the reporting period. Furthermore, security selection within the financials and utilities sectors added to the portfolio’s relative performance. In terms of individual holdings, the leading contributors to portfolio performance included positions in Twenty-First Century Fox, Inc., CVS Caremark Corp., JPMorgan Chase & Co., DISH Network Corp. and Wells Fargo & Co.

Relative to the benchmark, overall security selection detracted from the portfolio’s performance. Specifically, stock selection within the information technology, consumer staples and energy sectors which negatively impacted the portfolio’s relative performance. Additionally, underweight positions in the financials and health care sectors detracted from relative portfolio performance for the reporting period. On an individual holding basis, the leading detractors from portfolio performance for the reporting period included positions in CenturyLink, Inc., Raytheon Co., Apache Corp., International Business Machines Corp. (IBM) and Citigroup, Inc.

During the reporting period, new positions in the portfolio were established in Citigroup, Vodafone Group P.L.C. and American Tower Corp. REIT. The portfolio’s positions were sold in CenturyLink, Apache, Transocean Ltd., Raytheon and the recently separated publishing assets of long-term holding, News Corp. The portfolio continued to maintain its position predominantly in the TV assets of the company, which were renamed Twenty-First Century Fox. The additions and eliminations to the portfolio reflected independent investment decisions, with the exception of CenturyLink, which was sold in order to fund the Vodafone purchase. The proceeds were reinvested in areas where the team believes there to be better risk-adjusted return opportunities.

The team believes its disciplined investment philosophy and consistent approach positions the portfolio to generate competitive, risk-adjusted returns over the long-term. The team will continue to focus on high-quality companies that have competitively advantaged business models and trade at attractive valuations.

Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Long/Short Large-Cap Portfolio’s Class I returned 35.13%, compared to a 32.39% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2008 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. became sole manager of the portfolio on May 1, 2011. The portfolio was co-managed with another firm before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	Since Inception (5/1/08)

Portfolio’s Class I	35.13%	17.34%	7.01%
S&P 500 Index	32.39%	17.94%	7.59%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	35.40%	14.52%
S&P 500 Index	32.39%	14.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. Over the year, cyclicals rallied while defensive dividend payers underperformed. The portfolio benefited from this trend through bottom-up research insights and sector underweights in bond equivalents. For the reporting period, the semiconductors, pharmaceutical/medical technology and basic materials sectors added value to the portfolio, while the systems and network hardware, industrial cyclical and consumer staple sectors weighed on performance returns. We at JP Morgan believe the portfolio underperformed relative to our expectations for the reporting period.

For the reporting period, within semiconductors, an overweight position in Avago Technologies Ltd. added value to the portfolio’s performance for the reporting period. Shares performed well given Avago’s dominant market share in FBAR (film bulk acoustic resonance) filters, which are needed in LTE/4G smartphones around the world. Investors also favored Avago’s acquisition of LSI Corp., giving the stock’s rally more strength. We continue to like Avago as LTE smartphones proliferate globally, and the company’s industrial and communications infrastructure businesses are expected to rebound as the macro recovery continues. Additionally, within pharmaceutical/medical technology, an overweight in Biogen IDEC, Inc. contributed to portfolio performance. As a strong player in multiple sclerosis with a promising pipeline, Biogen continues to see growth and demand for the multiple sclerosis franchise, especially its oral compounds, that should drive solid top-line expansion over the next few years in a fast-growing, highly profitable market. However, given biotechnology strength this year, we reduced the overweight but maintain conviction in its long-term potential. Also among contributors, a short position in Cliffs Natural Resources, Inc. helped the portfolio’s performance returns for the reporting period. The stock declined after a dividend cut and higher-than-expected capital expenditure guidance. Despite more recent near-term positive data, we maintain our view on Cliffs’ deteriorating fundamentals and industry overcapacity.

Within the energy sector, an overweight in metallurgical coal producer Walter Energy, Inc. had a negative impact on portfolio performance during the reporting period. Continued weak prices on coking coal (which is a type of coal used to make steel) and a dearth of supply proved challenging for the company over 2013. Additionally, the company’s high debt level and lack of cash generation pressured shares. We are negative on the name given its high volatility and dearth of catalysts. Within media, our short position in Netflix, Inc. detracted from performance results. A string of better-than-expected earnings releases helped the stock. Blockbuster store closings and Google Chromecast (which comes with Netflix pre-installed) also supported shares, benefiting the portfolio performance. Longer-term, however, we maintain our negative view of Netflix. We believe that investor expectations for domestic subscriber growth and price increases are not likely achievable and domestic content costs and international profitability will also be hurdles. Finally, within insurance, our overweight in ACE Ltd. had a negative impact on portfolio performance returns for the year as ACE underperformed the broader insurance group because life companies outperformed given higher beta and sensitivity to interest rates. However, there is no change in our thesis, and we are more positive on ACE after it announced dividend payout and share buyback targets for the first time, a major change in capital allocation approach. It is our favorite property-and-casualty name, well positioned with a great management team and globally diversified strategy.

Given our outlook, we maintain a pro-cyclical tilt and have not made significant changes to the portfolio. Supported by their valuation overall, we continue to broadly overweight the cyclicals, trimming on strength to add to attractively valued quality names, and underweight the bond proxies, which are equities with bond-like characteristics-i.e. stable, high-dividend yielding companies. We are finding plenty of opportunities in names leveraged to durable goods spending driven by capital expenditures, especially semiconductors. Currently, this continues to be our largest sector overweight, favored over hardware given secular challenges in the long-term, and is particularly interesting due to its exposure to technological innovations with shifts to mobility, big data and cloud computing. Biotechnology is another area where innovation is key, and catalysts around the product story are critical. With its outperformance in 2013, we maintain conviction in biotechnology but have reduced positions in a handful of names. Domestic recovery in autos and housing names, particularly of the second derivative, which are companies that benefit indirectly from the domestic auto and housing market recoveries, also provides fertile ground for stock picking as we believe there is further room for growth. In addition, we find attractive investment ideas in companies diversified across sectors, such as media, that focus on thoughtfully deploying cash on hand to enhance shareholder value through dividends and share buybacks. Meanwhile, we continue to underweight the high dividend payers, such as REITs, utilities and consumer staples, driven by their rich valuations, and remain short on defense contractors.

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Main Street Core Portfolio’s Class I returned 31.77%, compared to a 32.39% return for its benchmark, the S&P 500 Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	31.77%	18.41%	7.10%
S&P 500 Index	32.39%	17.94%	7.41%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	32.03%	15.63%
S&P 500 Index	32.39%	14.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. During the reporting period, the portfolio outperformed the benchmark largely in the financials sector, where stronger relative stock selection benefited portfolio results. Stronger relative stock selection in the industrials sector and an overweight position in the health care sector also benefited the performance of the portfolio during the reporting period. Underperforming sectors for the portfolio relative to the benchmark included consumer discretionary due to weaker stock selection and an underweight position, and information technology, where weaker stock selection and an overweight position detracted from its performance.

Among the top detractors from portfolio performance during the reporting period included America Movil S.A.B. de C.V. (telecommunications services) (Mexico), International Business Machines Corp. (IBM) (information technology), Apple, Inc. (information technology), The ADT Corp. (industrials) and Exelon Corp. (utilities). America Movil is a mobile carrier in Latin America. The Mexican government announced a reform proposal designed to create more competition, increase access to services, and reduce prices in the Mexican telecommunications sector. IBM reported disappointing revenues and earnings over the second quarter due in part to delayed signings of new software and hardware bookings. A stronger dollar also negatively impacted top-line growth. Apple hurt portfolio performance due in part to investor fears regarding the vitality of the high-end smartphone market. However, the stock performed better over the closing months of the reporting period on the back of market anticipation surrounding the launch of the iPhone 5s and 5c. In addition, management allayed some investor concerns over the trajectory of gross margins, partly through solid second quarter margin performance. ADT is a provider of electronic security, interactive home and business automation and related monitoring services that experienced volatility during the reporting period. Exelon is the largest nuclear power generator in the U.S. Lower natural gas prices played a role in the stock’s underperformance during the reporting period. The portfolio’s positions in IBM and ADT were sold during the reporting period. At reporting period end, the portfolio had its largest overweight positions in the health care, financials and industrials sectors and its most significant underweight positions in consumer discretionary, information technology, telecommunications services, consumer staples and utilities.

Among the top contributors to performance for the reporting period included Actavis P.L.C. (health care), JPMorgan Chase & Co. (financials), Citigroup, Inc. (financials), Towers Watson & Co. (industrials) and Facebook, Inc. (information technology). Actavis is a branded and generic drug company whose shares spiked when management announced it was combining operations with Warner Chilcott P.L.C., a leading specialty pharmaceutical company based in Ireland. The merged entity was expected to benefit from revenue synergies, with complementary product lines, and cost rationalization, both of which we at Oppenheimer believe have the potential to contribute to rising profits. The financials sector was the strongest performing sector for the portfolio on both an absolute basis and relative basis to the benchmark. The ongoing, albeit modest, improvement in the economy, largely driven by the continued health of the housing sector, has led to lower foreclosures, increased credit quality, and rising demand for mortgages. As a result, stocks of many banks have benefited, including JPMorgan Chase and Citigroup. Towers Watson is a human resources consulting firm providing services related to employee benefits, talent management, rewards and risks and capital management. The company released strong financial results this reporting period. Over the second half of the reporting period, social media giant Facebook reported strong quarterly results and answered concerns over its ability to deliver advertising via mobile devices as its mobile business grew. The portfolio’s position in Facebook was sold by reporting period end.

Our approach remains consistent and our long-term investment process remains the same. We seek companies with sustainable competitive advantages, with the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

have proven records of performance. We seek to invest in such companies when their valuations are attractive and believe that this disciplined approach is the key to generating positive, long-term returns. We believe our investment strategy has the potential to provide both upside participation and a degree of downside protection. We aim to construct an “all weather” portfolio by targeting companies with sustainable competitive advantages; skilled management with a proven track record of executing effectively; and financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During volatile economic times such companies often widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Mid-Cap Equity Portfolio’s Class I returned 36.21%, compared to a 34.76% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the portfolio on January 1, 2013, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	36.21%	18.99%	8.35%
Russell Midcap Index	34.76%	22.36%	10.22%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	36.48%	9.89%
Russell Midcap Index	34.76%	13.56%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Scout use a combination of top-down and bottom-up analysis to select mid-capitalization stocks with four general characteristics: a quality company; undervalued relative to intrinsic value; one or more catalysts to unlock value; and no excessive risk factors. Our top-down process relies on over 150 economic and sentiment indicators that we evaluate weekly searching for sectors and industries that may be experiencing tailwinds or headwinds to help guide portfolio construction.

Stock selection provided the portfolio’s relative outperformance of the benchmark for the reporting period, while sector allocation was a negative. Sector allocation was hurt by substantial cash drag during the year. The portfolio’s overweight in the energy sector hurt portfolio performance, although the specific stocks within that sector did very well. An underweight in the utilities sector benefited the portfolio’s relative performance return, as that was the worst performing sector. Stock selection was particularly strong within financials. The portfolio had a large exposure to several asset sensitive financials, such as insurance companies Lincoln National Corp., Hartford Financial Services Group, Inc., and Principal Financial Group, Inc.; and regional banks such as KeyCorp and Comerica, Inc. Thematically, we liked the insurance companies’ area of the market because they were generally levered to an improving domestic economy, and in several cases, their assets were attractively priced, trading below tangible book value. Each also had company-specific drivers that we believed would help them outperform peers. Outside of financials, Gulfport Energy Corp. was another strong contributor to the portfolio’s performance. Gulfport is an energy exploration and production company with acreage in the Utica Shale in Ohio, an emerging natural gas field. Gulfport shares appreciated as results produced strong production and rates of return. Gulfport‘s total cost to produce natural gas should be much lower than the current relatively low spot price. Going forward, Gulfport should benefit from increased production, reduced infrastructure bottlenecks and decreased time to drill wells. Another strong performer to the portfolio’s performance was TripAdvisor, Inc., the provider of online reviews for hotels and restaurants. During the reporting period, investors had been concerned that TripAdvisor’s transition to a metasearch model would hamper revenue growth, but underlying metrics continue to suggest that fears are misplaced. Metasearch improves the user experience of the site, since it allows the consumer to price-shop and easily book a room. We expect any revenue headwinds from this business model transition to abate in the first half of 2014 and believe the long-term growth potential from this change is good.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Detracting from performance were Mortgage REITs, specifically CYS Investments, Inc. REIT, Hatteras Financial Corp. REIT, and American Capital Agency Corp. REIT. As levered bond funds, these holdings did poorly as interest rates started to rise. We felt they were attractive holdings because of valuations below tangible book value and their ability to hedge changes in book value. Unfortunately, those hedges were not as effective as expected, and the stocks declined, detracting from portfolio performance, as book values responded inversely to interest rates. Precious metals related holdings suffered declining dramatically during the reporting period, with Agnico Eagle Mines Ltd., Royal Gold, Inc., and Silver Wheaton Corp. all underperforming. Precious metals declined dramatically in 2013. Shrinking budget deficits, higher interest rates, and visibility on the end of Quantitative Easing (QE) all provided headwinds for precious metals pricing.

As we enter a new year, our investment outlook remains consistent. We continue to be moderately bullish, believing that the economy can maintain its measured growth, and that the slow tapering of the Fed’s QE program will not derail economic growth. The passage of a compromise budget bill in December has given hope for smoother sailing in Washington relative to the experience of the past few years. We are watching the implementation of the Affordable Care Act, and the impacts it may have on both the health care and consumer sectors. The portfolio continues to be constructed with an eye towards company- and industry-specific drivers rather than large sector positions. Companies that are able to execute accretive mergers, introduce new growth initiatives, and implement cost-cutting initiatives are specially liked. At the industry level, we focus on those industries that are reaping the benefits of consolidation with strong pricing power.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Mid-Cap Growth Portfolio’s Class I returned 33.09%, compared to a 35.74% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the portfolio on November 1, 2013, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	33.09%	22.88%	10.75%
Russell Midcap Growth Index	35.74%	23.37%	9.77%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	33.35%	5.74%
Russell Midcap Growth Index	35.74%	12.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from November 1, 2013 through December 31, 2013, the portfolio’s Class I underperformed the benchmark. From January 1, 2013 through October 31, 2013, the portfolio was managed by another firm. During the ten-month period that the portfolio was managed by a prior firm, the portfolio’s Class I underperformed the benchmark. Ivy Investment Management Company assumed management of the portfolio on November 1, 2013. Ivy primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain growth; stable and consistent revenue; earnings and cash flow; market profit potential. Consistent with the strategy’s philosophy and process, the majority of performance was driven by individual stock selection as opposed to sector bets versus the Index.

A large majority of the portfolio’s relative underperformance during the two-month period was a result of stock selection within industrials and consumer discretionary sectors. More specifically, Polypore International, Inc. and Fastenal Co. (a top ten holding) underperformed in industrials while Ulta Salon Cosmetics & Fragrances, Inc. underperformed within consumer discretionary. Fastenal remains a top ten holding, but the weighting was reduced after disappointing third quarter results and a slow growth rate of sales (which were disclosed during the fourth quarter). The top three securities detracting from relative performance for the period were Ulta Salon, Polypore International and Fusion-io, Inc. Ulta Salon experienced disappointing earnings and lowered guidance for lower long-term margin structure, both of which hampered portfolio performance. On the other hand, several energy-related holdings in the benchmark but not in the portfolio performed poorly in November and December. The

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

avoidance of these securities such as Pioneer Natural Resources Co., Seadrill Ltd. and Cobalt International Energy, Inc., helped the portfolio outperform the benchmark in this sector. The top three securities contributing to the portfolio’s relative performance were Solera Holdings, Inc., Vantiv, Inc. and HomeAway, Inc.

Mid-Cap Value Portfolio (managed by BlackRock Capital Management, Inc)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Mid-Cap Value Portfolio’s Class I returned 33.89%, compared to a 34.25% return for its benchmark, the S&P MidCap 400 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on January 2, 2009 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	Since Inception (1/2/09)~

Portfolio’s Class I	33.89%	17.78%	17.78%
S&P MidCap 400 Value Index	34.25%	20.58%	20.58%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	34.16%	11.08%
S&P MidCap 400 Value Index	34.25%	13.39%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. BlackRock Capital constructs the portfolio through a process of stock selection that relies on fundamental research conducted by a team consisting of six analysts and two portfolio managers. Analysts are organized into sector specialties and customize their research to the circumstances and approaches that befit their respective segments of the market. Several areas added to the portfolio’s performance relative to the benchmark. The portfolio’s holdings in and underweight to the financial sector both proved additive, especially the underweight to the REIT industry and overweight to consumer finance. An overweighting to the health care sector was also additive to the portfolio’s performance as was the portfolio’s tilt away from and stock selection among health care providers & services and stock selection in the health care equipment & supplies industry. Finally, stock selection in the energy sector was also beneficial to portfolio performance as oil exploration & production holdings outpaced the broader sector.

Conversely, stock selection within the information technology sector was broadly negative to the portfolio’s performance, with notable drag from semiconductors and information technology services companies. An underweight to industrials was also a detractor from the portfolio’s performance, as the sector was the strongest in the benchmark. Selection of stocks in consumer discretionary also detracted from portfolio performance, offsetting positive effects from an overweight to the sector. Specialty retailers proved to be the greatest challenge within consumer discretionary that negatively impacted the portfolio’s performance, as several stocks suffered steep declines on disappointing results in mid-2013. Lastly, selection of stocks was a modest detractor in the consumer staples sector, notably among food & staples retailers, and in the utilities sector, especially among companies classified as multi-utilities.

At the end of the reporting period, the portfolio was overweight to consumer discretionary and energy while underweight to financials, materials and industrials relative to the benchmark. Notable industry positions included considerable underweights to REITs and insurance companies within financials, while overweight to commercial banks and diversified financial services. Within health care, an emphasis on product companies prompted a sizable underweight to providers & services.

Small-Cap Equity Portfolio (co-managed by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Small-Cap Equity Portfolio’s Class I returned 35.45%, compared to a 34.52% return for its benchmark, the Russell 2000 Value Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the portfolio on May 1, 2010, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	Since Inception (5/2/05)~

Portfolio’s Class I	35.45%	18.87%	11.37%
Russell 2000 Value Index	34.52%	17.64%	8.64%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	35.72%	13.52%
Russell 2000 Value Index	34.52%	13.00%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. The following discussions are from each of the co-portfolio managers, BlackRock and Franklin, respectively.

BlackRock

BlackRock’s focus is to invest in small-capitalization securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark.

U.S. equity markets, including small-capitalization stocks, began 2013 with a powerful relief rally after the U.S. averted the worst of its potential fiscal crisis with a last-minute tax deal, and U.S. small-capitalization stocks profited from the relative strength of the U.S. economy. This rally continued throughout the reporting period as housing, labor market and manufacturing produced solid, positive results. From a sector perspective, this run was led by consumer-related sectors. The health care sector, in particular, posted very strong returns, as did the consumer discretionary sectors. Consumer-driven areas were the strongest performers due to low interest rates and rising home prices. Significant gains also came from the information technology, materials and energy sectors, despite the fact that these sectors lagged the benchmark.

Franklin

We at Franklin seek to invest in small-capitalization companies that are believed to be selling below their underlying worth. The portfolio’s strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. Securities are purchased at what are considered attractive prices, often when they are out-of-favor with other investors. Franklin employs a bottom-up stock selection process. Securities are selected without regard to benchmark comparisons, aiming for long-term results. As a result, the portfolio frequently contains sector and security allocations that are significantly different than those of the benchmark.

The financials, consumer discretionary and materials sectors aided portfolio performance relative to the benchmark. Key individual contributors included insurer Protective Life Corp., furniture retailer La-Z-Boy, Inc. and recreational vehicle manufacturer Thor Industries, Inc. Protective Life, a provider of life and other specialty insurance products, rallied based on solid earnings growth driven by its annuities business, a potential benefit from acquisitions and the prospect for higher interest rates. La-Z-Boy was helped by substantial earnings growth stemming from an increase in sales and improved productivity. Thor Industries benefited from strong demand for towable recreational vehicles and growing sales of motorized vehicles.

The industrials, information technology and health care sectors weighed on relative portfolio performance. Individual detractors included flexible circuit materials manufacturer Multi-Fineline Electronix, Inc., hair care salon operator Regis Corp., and Brady Corp., an industrial manufacturer. Multi-Fineline Electronix experienced weaker-than-expected demand leading to disappointing earnings. Regis posted lower-than-expected revenue and earnings as its effort to implement a major restructuring had not yet gained traction. Brady was negatively impacted by margin pressures due to increased competition.

New positions were established in several securities including Regal-Beloit Corp., an electric motor manufacturer; Carpenter Technology Corp., a high-performance and specialty metals manufacturer; Genesco, Inc., a specialty retailer; and Lindsay Corp., a manufacturer of irrigation equipment and road construction products. Existing portfolio positions in Cabot Corp., a specialty chemicals and materials company; StanCorp Financial Group, Inc., an insurer; Sensient Technologies Corp., a manufacturer and marketer of colors, flavors and fragrances; Jos A Bank

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Clothiers, Inc., a specialty men’s clothing retailer; and Unit Corp., an onshore oil and gas exploration and production company. Portfolio positions were eliminated in Graco, Inc., Pier 1 Imports, Inc., CIRCOR International, Inc., West Pharmaceutical Services, Inc. and AO Smith Corp. Also reduced were positions in several other securities including Benchmark Electronics, Inc., Protective Life Corp. and the aforementioned Thor Industries. There were four all-cash takeovers completed during the reporting period. Gardner Denver, Inc. was acquired by Kohlberg Kravis Roberts & Co. L.P. (KKR); Maidenform Brands, Inc. was acquired by Hanesbrands, Inc.; Kaydon Corp. was acquired by SKF A.B.; and NV Energy, Inc. was acquired by Berkshire Hathaway, Inc.

Small-Cap Growth Portfolio (managed by Fred Alger Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Small-Cap Growth Portfolio’s Class I returned 33.87%, compared to a 43.30% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Fred Alger Management, Inc. began managing the portfolio on May 1, 2007, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	33.87%	22.16%	7.83%
Russell 2000 Growth Index	43.30%	22.58%	9.41%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	34.13%	9.88%
Russell 2000 Growth Index	43.30%	13.71%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The largest sector weightings in the portfolio were in the information technology and health care sectors. The largest sector overweight for the reporting period was in consumer discretionary while the largest sector underweight was in industrials. Favorable stock selection in the industrials and materials sectors was the most important contribution to portfolio performance, while information technology and health care detracted from its performance. Fifth & Pacific Cos., Inc., The ExOne Co., and WisdomTree Investments, Inc. were among top contributors to the portfolio’s performance. Fifth & Pacific is a global apparel and accessories manufacturer and retailer. During the reporting period, shares of Fifth & Pacific traded higher after management announced the sale of Juicy Couture and Lucky brands. At the same time, the company retained ownership of its stand-alone Kate Spade brand, which is one of the fastest growing apparel brands. ExOne Co. provides three-dimensional printed sand and metal molds. We at Alger believe its shares performed strongly during the fourth quarter of the reporting period as it is of our opinion that investors acknowledged that ExOne products help the company’s clients obtain greater efficiency and productivity. ExOne’s earnings report, furthermore, underscored the company’s strong growth. Stock performance of WisdomTree benefited from the company increasing its assets under management. The company provides exchange-traded-funds (ETFs) and has been enjoying rapid growth, a result of its innovative products, new product introductions, and gains in market share.

Detracting from portfolio performance, however, were Cyan, Inc., Ruckus Wireless, Inc., and Vitamin Shoppe, Inc. Cyan is an integrated system and software company that provides mesh-based flexible wireless solutions for utility metering and lighting control. The shares detracted from portfolio performance because the company issued disappointing guidance due to sagging demand from an important customer and soft international growth. Ruckus is a Wi-Fi equipment company that helps carriers and business expand Wi-Fi coverage with a focus on mobile traffic growth. Shares of Ruckus declined on commentary from industry participants that indicated a slower rate of spending by international carriers which we believe will lead to decreased business activity for the company and their competitors. Vitamin Shoppe is a leading retailer of vitamins and supplements. Despite attractive long-term store unit growth potential, shares of Vitamin Shoppe detracted from portfolio performance because of a disappointing earnings report that frustrated investors due to the combined effects of increased competition and capital expenditures.

Alger’s investment philosophy and process remain unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies that are undergoing “Positive Dynamic Change”. Our experienced research team continues to identify many

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

small-capitalization companies undergoing “Positive Dynamic Change” where our forward looking assessment of their fundamentals exceeded Wall Street’s consensus. It is of our opinion that Alger’s philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy strong companies with superior potential for growth that are trading at attractive valuations. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing “Positive Dynamic Change” will continue to produce superior long-term results.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Small-Cap Index Portfolio’s Class I returned 38.28%, compared to a 38.82% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	38.28%	19.97%	8.64%
Russell 2000 Index	38.82%	20.08%	9.07%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	38.55%	13.18%
Russell 2000 Index	38.82%	13.36%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equity markets, including small-capitalization stocks, began 2013 with a powerful relief rally after the U.S. averted the worst of its potential fiscal crisis with a last-minute tax deal, and U.S. small-capitalization stocks profited from the relative strength of the U.S. economy. This rally continued throughout the reporting period as housing, labor market and manufacturing produced solid, positive results. From a sector perspective, this run was led by consumer-related sectors. The health care sector, in particular, posted very strong returns, as did the consumer discretionary and industrial sectors. Consumer-driven areas were the strongest performers due to low interest rates and rising home prices. Significant gains also came from the information technology, materials and energy sectors, despite the fact that these sectors lagged the benchmark index. In summary, the prospects of accelerating U.S. GDP combined with reasonable valuation set the stage for very strong small-capitalization returns for the reporting period.

Small-Cap Value Portfolio (managed by NFJ Investment Group LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Small-Cap Value Portfolio’s Class I returned 32.49%, compared to a 34.52% return for its benchmark, the Russell 2000 Value Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	32.49%	19.14%	11.64%
Russell 2000 Value Index	34.52%	17.64%	8.61%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	32.75%	12.26%
Russell 2000 Value Index	34.52%	13.00%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends). Dividend-paying securities in the benchmark fell behind non-dividend payers, with the highest yielding stocks hardest hit.

During the reporting period, absolute results for the portfolio were strong. These results seem even more remarkable when we account for the various headwinds experienced during the reporting period, including underperformance of dividend payers, the value investing style and higher quality securities. Relative portfolio underperformance was due to a small cash position that weighed on its returns in such a strong up market.

Selection across the energy and financials sectors generated significant gains. Returns from Western Refining, Inc. benefited the portfolio’s performance results. Even though third quarter results of Texas-based El Paso Electric Co. were curbed by falling refining margins, investors responded well to the company’s recent strategic acquisitions, resulting in direct pipeline access to crude oil reserves across North America. Management also increased the quarterly dividend by 22.2%.

The portfolio’s consumer discretionary and health care names returned 40.2% and 36.9% during the reporting period but failed to keep pace with the benchmark sectors’ even steeper climbs. Car dealership chain Group 1 Automotive, Inc. increased top line growth by more than 18% but missed Wall Street earnings-per-share (EPS) estimates for the third quarter on share dilution from convertible securities, which detracted from performance. Management increased the company’s share repurchase program by 50% to offset these dilutive effects.

Underweight positions in financials and utilities boosted the portfolio’s performance results. Utilities and financials were the second and fifth-weakest performing sectors in the benchmark for the reporting period. Also within the benchmark, materials posted the third worst gains for reporting period, and an overweight in the materials sector dampened the portfolio’s relative performance results. Additionally, as one of five sectors within the benchmark to post gains of over 40%, the portfolio’s underweight in information technology negatively impacted its returns for the reporting period.

Tactical Strategy Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the period ended December 31, 2013?

A. The portfolio commenced operations on December 6, 2013. For the period from inception through December 31, 2013, the Tactical Portfolio’s Class P returned 2.33%, compared to a 2.52% return for its benchmark, the S&P 500 Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on December 6, 2013 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2013
Since Inception (12/6/13)~

Portfolio’s Class P	2.33%
S&P 500 Index	2.52%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the period since inception through December 31, 2013, the portfolio’s Class P underperformed the benchmark. PIMCO seeks to manage volatility and achieve long-term capital appreciation. This strategy pursues its objective by tactically adjusting its equity exposures by buying and selling derivatives related to the benchmark and according to measures of market volatility. The portfolio also maintains exposure to fixed income securities, which serves as collateral for the derivative positions. The collateral is actively managed to enhance returns.

Near-maximum equity exposure, obtained through investments in futures and options, and maintained for the period, led to performance that closely aligned with the benchmark. With regard to the fixed income collateral, the portfolio maintained a focus on the front end of the yield curve and included diversified exposures to short-term Treasuries, Agencies, corporates, and municipal bonds. The collateral in the portfolio did not have a material impact on performance during this period.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the period ended December 31, 2013?

A. The portfolio commenced operations on April 30, 2013. For the period from inception through December 31, 2013, the Value Advantage Portfolio’s Class I returned 16.80%, compared to a 16.58% return for its benchmark, the Russell 3000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on April 30, 2013 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2013 are also shown. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2013
Since Inception (4/30/13)~

Portfolio’s Class I	16.80%
Russell 3000 Value Index	16.58%

Portfolio’s Class P	16.96%
Russell 3000 Value Index	16.58%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the period since inception through December 31, 2013, the portfolio’s Class I outperformed the benchmark. We, at JP Morgan, employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

The portfolio generated a strong, absolute return during the period. Stock selection in the financials and energy sectors contributed to the portfolio’s performance while stock selection in the materials sector and sector allocation in the industrials sector detracted from its performance.

The portfolio’s relative performance during the period was hindered by above-average cash holdings. The cash position accrued because we thought valuations were stretched. Banking and financial services provider Wells Fargo & Co. beat consensus earnings estimates and increased its dividend twice in 2013, highlighting management’s attention to shareholder-friendly capital allocation practices which benefited the portfolio’s performance. Going forward, we expect Wells Fargo to benefit as the negative effects of accelerated mortgage banking decompression wear off. We still consider Wells Fargo to be attractively valued given its superior balance sheet strength, above-average profitability and unique franchise. After significantly underperforming in 2012 and the majority of 2013, shares of energy giant Exxon Mobil Corp. gained momentum in the last few months of the reporting period following strong quarterly results, positively impacting the portfolio’s performance. Exxon posted improved unit profitability, strong volume growth and strong chemical earnings. Additionally, investors began to reward the company for shareholder-friendly practices, including the potential acceleration of dividend growth. As the market turns more positive on U.S. refining, Exxon offers good exposure. Also benefiting portfolio performance was insurance and investment firm Prudential Financial, Inc. which performed well given its ability to expand return-on-equity (ROE) through mergers and acquisitions, pension closeouts and capital management. Additionally, on the heels of strong earnings, Prudential increased its dividend substantially in the fourth quarter. The combination of a dividend increase coupled with its stock repurchase program is an encouraging sign so soon after receiving the non-bank SIFI (systematically financial institution) designation. Even after recent price appreciation, we still view the Prudential shares as attractively valued given its strong market position in the U.S., growth opportunities in Japan, and its ability to generate attractive returns.

Detracting from portfolio performance were shares of forest product producer Rayonier, Inc. REIT which struggled during the reporting period after the company announced that its 2014 pricing outlook would be down. Fears that the decline might be structural, led investors to steeply reduce their long-term top-line and bottom-line growth estimates, as well as the company’s long-term dividend outlook. We however believe that Rayonier offers solid downside protection even if it seems to lack near-term catalysts. The long-term performance of Rayonier’s timber holdings is closely tethered to the recovery of the U.S. housing industry, and we believe owning this type of asset is preferable to owning homebuilders. Shares of Kimco Realty Corp. REIT, a shopping center REIT, fell as the company tried to convince shareholders that it could organically grow free cash flow over the near-term, detracting from portfolio performance. Though Kimco was making significant progress in simplifying its portfolio to focus on the core businesses of owning and developing neighborhood and community shopping centers, investors were skeptical about the company’s long-term return, especially in the context of a rising interest rate environment. Also negatively impacting portfolio performance were shares of energy utility Edison International which struggled as the company contended with a number of issues, including the restructuring costs associated with the San Onofre, California, nuclear plant closure, and the litigation over the Edison Mission Energy bankruptcy. We continue to hold Edison because we believe the company will emerge as a top multi-year dividend growth story, especially given currently low payout ratios.

The portfolio’s largest overweight position continues to be in the consumer discretionary sector, where we have found compelling investment opportunities. The portfolio’s largest underweight is in the energy sector. The portfolio also has an overweight in financials, where we have invested in regional banks and money center banks that are most likely to benefit from an improving U.S. housing market and falling unemployment.

Health Sciences Portfolio (managed by Jennison Associates LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Health Sciences Portfolio’s Class I returned 56.49%, compared to a 32.80% return for its benchmark, the S&P Composite 1500 Index and a 42.19% return for the S&P Composite 1500 Health Care Index.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Jennison Associates LLC began managing the portfolio on May 1, 2005, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	56.49%	28.14%	14.50%
S&P Composite 1500 Index	32.80%	18.38%	7.77%
S&P Composite 1500 Health Care Index	42.19%	19.06%	8.88%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	56.82%	26.71%
S&P Composite 1500 Index	32.80%	14.50%
S&P Composite 1500 Health Care Index	42.19%	20.91%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed both the broad-based S&P Composite 1500 Index and the health care-specific S&P Composite 1500 Health Care Index. Every sector in the health care-specific benchmark index rose, with advances largest in biotechnology and smallest in health care equipment and supplies. Jennison’s management team strives to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, the manager looks for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

In the portfolio, holdings in life sciences tools and services, biotechnology, and pharmaceuticals made the biggest gains. The portfolio’s health care technology positions lost ground and detracted modestly from its return. The portfolio’s weight in biotechnology is quite large, and biotechnology holdings, including Celldex Therapeutics, Inc., Vertex Pharmaceuticals, Inc., Gilead Sciences, Inc., Puma Biotechnology, Inc., and Isis Pharmaceuticals, Inc., contributed meaningfully to the portfolio’s strong returns. Celldex Therapeutics’ pipeline drug, CDX-1127, is an immunostimulatory agent that activates immune system cells to produce antibodies that attack cancer cells. It could complement potential “breakthrough” anti-PD-1 cancer immunotherapies, which release a brake on immune system cells, freeing them to target cancer. Other Celldex drugs in development include rindopepimut (a novel anticancer vaccine for glioblastoma, the most common and aggressive malignant primary brain tumor), CDX-011 (for breast cancer), and CDX-1135 (for dense deposit disease, a rare, progressive kidney disease). Vertex Pharmaceuticals’ Kalydeco, the first medicine to treat the underlying cause of cystic fibrosis (CF) has been approved for people with a specific mutation in the CF transmembrane conductance regulator (CFTR) gene. Data from an ongoing Phase II study of Kalydeco and another Vertex drug suggest efficacy in a much larger patient population, which could result in a significant expansion of VRTX’s CF market. The Food and Drug Administration (FDA) has granted the combination therapies a “Breakthrough Therapy Designation,” which shortens considerably the timeframe of trials. The FDA approved Gilead Sciences’ Sovaldi for the treatment of hepatitis C. Many patients infected with the liver virus now will be treated with pills only, obviating injections of interferon, which often has debilitating side effects. Sovaldi could also shorten treatment duration, and trial data indicate that it is significantly more effective than current regimens. The world’s largest maker of AIDS drugs, Gilead also has a promising oncology pipeline. Puma Biotechnology reported encouraging initial data from three trials of its clinical-stage anticancer compound neratinib in non-small cell lung cancer (NSCLC), metastatic breast cancer, and a basket of other solid tumors. The initial safety/tolerability data also look favorable. The FDA also approved Isis Pharmaceuticals’ Kynamro, which treats homozygous familial hypercholesterolemia, a rare inherited disorder that causes extremely high cholesterol levels and heart attacks. Kynamro uses a technology known as antisense that can shut off specific genes that cause disease.

Biotechnology holdings that detracted from portfolio performance included Amarin Corp., Synta Pharmaceuticals Corp., Ariad Pharmaceuticals, Inc., Prosensa Holding N.V., Achillion Pharmaceuticals, Inc., and ChemoCentryx, Inc. Amarin fell after an FDA review panel decided against expanding the indication for Vascepa, which reduces both triglyceride and LDL-C (or “bad cholesterol”) levels in patients with high and very high triglyceride levels, to mixed dyslipidemia. Vascepa is approved for treating severe triglyceride levels, but the larger commercial opportunity was thought to be in mixed dyslipidemia, which affects ten times as many people as the approved indication. Synta Pharmaceuticals fell on Phase II trial data that suggest erosion in the progression-free and overall survival benefits of drug candidate ganetespib in non-small cell lung carcinoma patients. Ariad Pharmaceuticals declined on cardiovascular safety issues related to its marketed product Iclusig, a treatment for chronic myeloid

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

leukemia. Prosensa Holding fell after a Phase III study of drisapersen in the treatment of a subset of patients with the rare neuromuscular disease Duchenne muscular dystrophy showed no statistically significant improvement. Achillion Pharmaceuticals fell after the FDA placed a clinical hold on sovaprevir, the company’s Hepatitis C Virus (HCV) treatment prospect, because of unanticipated elevations in the liver enzymes of healthy patients concomitantly administered sovaprevir and ritonavir-boosted atazanavir. ChemoCentryx was hurt by disappointing data from a Phase III study of Vercirnon in Crohn’s disease. The portfolio’s positions were eliminated in Amarin, Ariad, Prosensa, Achillion, and ChemoCentryx. The portfolio’s second-highest exposure is to pharmaceuticals. The gain in pharmaceuticals position Bristol-Myers Squibb Co. reflected positive sentiment about the company’s oncology active immune therapy pipeline. Active immune therapy, which leverages a patient’s own immune system, could result in more durable responses to cancers and become the backbone of cancer treatment protocols in the next decade. With an 18-month research lead on its closest competitor, Bristol-Myers could gain a first-mover advantage with nivolumab, which is being evaluated for the treatment of melanoma, as well as lung and renal cancer. Another pharmaceuticals holding, Impax Laboratories, Inc. dropped on production disruptions stemming from FDA warning letters about deficiencies in one of the company’s manufacturing facilities.

Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Real Estate Portfolio’s Class I returned 1.71%, compared to a 32.39% return for the broad-based S&P 500 Index and 2.47% for the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the portfolio and used to do business in certain instances under the name Van Kampen, and managed the portfolio under the Van Kampen name from the portfolio’s inception until May 1, 2010.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	1.71%	16.72%	9.23%
S&P 500 Index	32.39%	17.94%	7.41%
FTSE NAREIT Equity REITs Index	2.47%	16.50%	8.42%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	1.92%	4.60%
S&P 500 Index	32.39%	14.59%
FTSE NAREIT Equity REITs Index	2.47%	5.91%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific FTSE NAREIT Equity REITs Index. Bottom-up stock selection modestly detracted from, and top-down sector allocation contributed to the portfolio’s performance relative to the benchmark. From a bottom-up perspective, the portfolio achieved favorable relative stock selection in the diversified, net lease, mall and hotel sectors, positively impacting portfolio performance. This was offset by stock selection in the apartment, health care, suburban office and shopping center sectors, which detracted from portfolio performance. From a top-down perspective, the overweight to the hotel and central business district (CBD) office sectors, and the underweight to the health care and specialty office sectors contributed to the portfolio’s relative performance. This was partially offset by relative losses from the underweight to the net lease sector and the overweight to the apartment sector, detracting from the portfolio’s performance. REITs significantly trailed the broader equity markets, as measured by the S&P 500 Index, during the year as many investors remained cautious towards the REIT sector likely due to concerns with regard to higher interest rates negatively impacting real estate asset values.

The Morgan Stanley’s management team maintains its core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of high-quality malls, apartments, CBD office assets, upscale hotels and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care, suburban office, specialty office, shopping center, storage and industrial assets.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Technology Portfolio (managed by Columbia Management Investment Advisers, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Technology Portfolio’s Class I returned 22.50%, compared to a 32.39% return for the S&P 500 Index and a 34.57% return for the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Columbia Management Investment Advisers, LLC began managing the portfolio on May 1, 2010, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	22.50%	18.27%	6.62%
S&P 500 Index	32.39%	17.94%	7.41%
S&P North American Technology Index	34.57%	23.09%	7.92%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	22.77%	6.53%
S&P 500 Index	32.39%	14.59%
S&P North American Technology Index	34.57%	14.36%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. During the reporting period, stock selection within the software and semiconductor industries hurt the portfolio’s performance as did a relative underweight in the internet software & services and internet catalog & retail industries. The portfolio’s underweight in the internet software & services sector, which was technology’s strongest segment for the year also detracted from performance. The portfolio was underweight Google, Inc. and Yahoo!, Inc. which detracted from its performance as both posted strong returns on improving advertising and search metrics, and having no exposure to Facebook, Inc., which rallied sharply in 2013 also detracted from portfolio performance. An underweight in the software segment of Microsoft Corp. also detracted as shares rebounded sharply in the second half of the year, following the announcement that long-term CEO Steve Ballmer would step down. In addition, an overweight in speech recognition software manufacturer Nuance Communications, Inc. was a drag on returns. The company disappointed investors by reporting weaker-than-expected earnings, driven by slowing growth across several of their core business segments. An underweight to the internet catalog & retail industry also detracted from performance as benchmark constituents Amazon.com, Inc., priceline.com, Inc. and Netflix, Inc. rallied sharply during the reporting period. Valuation concerns relative to sustainable growth kept us from investing in these stocks. Within semiconductors, overweights in Broadcom Corp. and Teradyne, Inc. were a drain on portfolio returns. Broadcom took a write-down on its acquisition of Netlogic, Inc. and was downgraded on concerns of a potential slowdown in smartphone sales. Teradyne lost ground after it announced weaker-than-expected earnings.

During the reporting period, stock selection and a relative underweight position in the internet technology services industry helped the portfolio’s performance. The decision to avoid owning International Business Machines Corp. (IBM), which comprised a large weighting within the benchmark, contributed to portfolio’s performance after the company reported a disappointing revenue, earnings and cash flow. China’s spending on hardware slowed significantly from year-ago levels and was a primary factor in the earnings miss. A relative underweight in the communications equipment industry also contributed to portfolio performance as the industry lagged the benchmark on a continued sluggish and uneven spending environment.

The portfolio also underperformed the broader market as represented by the S&P 500 Index, during the reporting period. The portfolio’s relative underweight to lagging sectors such as energy, consumer staples and telecommunications services helped relative performance, while relative underweights to strong-performing sectors such as health care, consumer discretionary and industrials detracted from the portfolio’s relative performance. Within the technology sector, stock selection within the software industry was the largest relative detractor during the reporting period, while stock selection and allocation to the internet software & services industry boosted portfolio relative returns.

The portfolio remains overweight in the semi-conductor industry (equipment and semiconductor device stocks), and we at Columbia believe the industry is less cyclical than in the past given the increased “consumerization” of electronics. Semiconductor equipment stocks should benefit from rising capital intensity in leading edge process technology and memory, as well as industry consolidation. The increased complexity of smartphones should also be a tailwind for the semiconductor device stocks held in the portfolio as more handsets incorporate technologies that

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

include, but are not limited to, programmable logic chips and improved touch sensors and fingerprint readers. The portfolio is avoiding the telecommunications services sector due to slower growth, fierce competition and escalating network costs and is also skeptical of many of the “story stocks” that have received much publicity in the industries of 3-D printing, social networking and big data. While many internet and software-as-a-service companies have robust revenue growth potential, we are mindful of the elevated valuations they carry and continue to look for more favorable buying opportunities. As always, we continue to adhere to our disciplined investment process which relies on deep fundamental analysis to identify those companies that have the best growth prospects, trade at attractive valuations and that we believe will deliver solid investment returns over time.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Emerging Markets Portfolio’s Class I returned 8.75%, compared to a -2.60% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years

Portfolio’s Class I	8.75%	20.54%	15.43%
MSCI Emerging Markets Index	(2.60%)	14.79%	11.17%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	8.96%	2.29%
MSCI Emerging Markets Index	(2.60%)	(4.16%)

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Oppenheimer use an investment approach designed to produce long-term growth with a degree of downside protection. The portfolio seeks to invest in high-quality companies in emerging markets that it believes have meaningful and persistent competitive advantages. Our investments tend to be in companies that have low capital requirements and the potential to produce high returns on invested capital throughout the business cycle.

The portfolio outperformed the benchmark by a wide margin in the information technology sector due to stronger stock selection. Superior relative stock selection in the consumer discretionary, energy and consumer staples sectors also resulted in outperformance for the portfolio this reporting period. The most material underperformer for the portfolio relative to the benchmark was financials, where weaker relative stock selection detracted from its performance. Top contributors to portfolio relative performance on a country basis included China, Russia and South Korea, due to stock selection. An underweight portfolio position in Taiwan was the most significant underperformer.

Among the top performing stocks benefiting the portfolio’s performance this reporting period included information technology holdings Baidu, Inc. (China), Tencent Holdings Ltd. (China), NAVER Corp. (South Korea) and Yandex N.V. (Russia). Outside of the information technology sector, Magnit O.J.S.C. (consumer staples) (Russia) contributed positively to portfolio performance. Baidu is the market-dominant search engine in China. The portfolio’s position was increased in Baidu while the company struggled to adapt to and monetize mobile search. We correctly believed that this was a temporary situation, and the company’s long-term earnings prospects would remain intact. Tencent is a social networking company with the largest online community in China. The company has long been a beneficiary of games and other services that it offers on its platform. Customer mobile uptake is running ahead of expectations and has contributed to strong stock performance. During the reporting period, South Korean company NHN Corp. spun-off its entertainment and gaming division (NHN Entertainment Corp.) and renamed its search division NAVER Corp. While the portfolio holds both companies, NAVER, prior to the spin-off, posted higher-than-expected growth. Yandex, Russia’s largest search engine, reported strong revenue growth and continued to grow its online advertising. Magnit, the Russian grocery and convenience store chain, posted higher first quarter 2013 revenue than any of its competitors. The company now has a significant share of a still-fragmented market in Russia, and we believe it has considerable room for growth. Modern grocery stores in Russia have only about half of the country’s food retailing sales; open air markets and small neighborhood shops still have the rest.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Among the top detractors from portfolio performance this reporting period included Anglo American P.L.C. (materials) (U.K.), Tullow Oil P.L.C. (energy) (U.K.), Cencosud S.A. (consumer staples) (Chile), DLF Ltd. (financials) (India) and Impala Platinum Holdings Ltd. (materials) (South Africa). Anglo American is a global mining company with a diversified production portfolio including metals and minerals such as iron ore, platinum, copper and coal. The negative sentiment regarding emerging markets in general and fears of a slower growth rate in China in particular, depressed mining stocks across the board. Tullow Oil is an emerging markets oil and gas exploration and production company. The company’s share price tends to be heavily influenced by short-term news flow regarding exploration activity. During the reporting period, the stock reacted negatively to poor news from the preliminary drilling stage of a well in the company’s concession in Guiana, off the coast of South America. Cencosud is the third largest retailer in Latin America. Weakness in emerging markets impacted the company’s performance this period. DLF is the largest and highest-quality real estate developer in the National Capital Region (NCR) of India. Tightening monetary policy and the weaker Indian rupee have served to hurt near-term real estate demand. Platinum miner Impala Platinum reported a decline in profit, which it attributed to a drop in output, rising costs and a write-down. The position was sold during the reporting period.

At the end of the reporting period, the portfolio had its most significant overweight positions relative to the benchmark in the consumer staples, consumer discretionary, information technology and health care sectors and its largest underweights in financials, materials, industrials and telecommunications services. The portfolio did not have any exposure to the utilities sector at the reporting period’s end. On a country basis, the portfolio had its largest overweight positions in the U.K, India, Hong Kong and France, and its most significant underweights in South Korea, Taiwan and South Africa. We believe the sell-off in emerging market equities has provided an opportunity by producing valuations that we find attractive.

While we believe interest rate normalization will have an effect on emerging markets economies, we do not expect a repeat of the financial crisis and contagion that we saw in Asia in the late 1990s. There are relatively few economies that have the trade and sovereign debt deficits that we saw then. However, we believe capital and credit will cost more, and companies with sizable financial leverage will suffer. We have always been cautious on such companies, and the portfolio is not heavily exposed to them. The deceleration of China’s commodity intensity is something we continue to watch. We have a natural bias against cyclical, commodity-dependent companies and expect commodity producers to face weaker prices and earnings. The portfolio has relatively little exposure to the resource sector, especially outside of energy. Emerging market equities, in our opinion, are looking attractive at present levels. We are mindful that opportunities are largest when controversy is the loudest. In our opinion, meaningful long-term opportunities often cluster around moments of controversy like we observed during the reporting period.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the International Large-Cap Portfolio’s Class I returned 18.42%, compared to a 22.78% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	18.42%	13.98%	8.72%
MSCI EAFE Index	22.78%	12.44%	6.91%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	18.66%	6.52%
MSCI EAFE Index	22.78%	5.56%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The MFS investment team’s international equity strategy for the portfolio focuses on high-quality companies with sustainable above-average growth and returns, whose prospects are not reflected in their valuation.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the financial services sector detracted from performance relative to the benchmark. Within this sector, the portfolio’s overweight position in banking group Standard Chartered P.L.C. (U.K.) and holdings of banking and treasury management firm ICICI Bank Ltd. (India), which was not a benchmark constituent, held back the portfolio’s relative returns as both stocks underperformed the benchmark over the reporting period. Stock selection in the technology sector was another detractor from the portfolio’s relative results. However, there were no individual stocks within this sector that were among the portfolio’s top relative detractors from its performance. Stock selection in the retailing sector also hurt portfolio relative performance. Overweight positions in global sourcing and supply chain management company Li & Fung Ltd. (Hong Kong) and luxury goods company LVMH Moet Hennessy Louis Vuitton S.A. (France) held back portfolio relative results. An underweight allocation and, to a lesser extent, stock selection in the utilities & communications sector hampered portfolio relative performance. Not holding voice and data communications services company Vodafone Group P.L.C. (U.K.) and technology investment firm SoftBank Corp. (Japan) weighed on portfolio relative returns as both stocks significantly outpaced the benchmark during the reporting period. Elsewhere, top individual relative detractors from portfolio performance included overweight positions in specialty chemicals manufacturer Shin-Etsu Chemical Co. Ltd. (Japan), wine and alcoholic beverage producer Pernod Ricard S.A. (France), brewer Heineken N.V. (Netherlands) and oil and gas exploration company INPEX Corp. (Japan).

Stock selection in the special products & services sector was a positive factor for the portfolio’s relative performance. Overweight positions in Netherlands-based staffing services provider Randstad Holding N.V., tourism service company Amadeus IT Holding S.A. (Spain) and catering company Compass Group P.L.C. (U.K.) contributed to portfolio relative performance. Stock selection in the health care sector was another positive factor for portfolio relative performance. An overweight position in strong-performing health care products maker Bayer A.G. (Germany) and holdings of pharmaceutical company Valeant Pharmaceuticals International, Inc. (Canada), which was not a benchmark constituent, benefited the portfolio’s relative results.

Elsewhere, overweight positions in advertising and marketing firm WPP P.L.C. (U.K), automobile parts manufacturer Denso Corp. (Japan) and financial services firm ING Groep N.V. (Netherlands) strengthened relative performance. Not owning shares of poor-performing mining giant BHP Billiton Ltd. (Australia) and owning automotive components manufacturer Delphi Automotive P.L.C. (U.S.) (Security was not a benchmark constituent.) also helped the portfolio’s performance.

During the reporting period, the portfolio’s relative currency exposure, resulting primarily from differences between the portfolio and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another contributor to its relative performance. The team’s investment decisions are all driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

International Small-Cap Portfolio (managed by Batterymarch Financial Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the International Small-Cap Portfolio’s Class I returned 28.09%, compared to a 26.06% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2006 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	Since Inception (5/1/06)

Portfolio’s Class I	28.09%	16.90%	2.73%
S&P Developed Ex-U.S. SmallCap Index	26.06%	17.72%	4.42%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	28.34%	7.85%
S&P Developed Ex-U.S. SmallCap Index	26.06%	5.76%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Batterymarch maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. The portfolio continues to invest in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark.

Stock selection results contributed to portfolio performance during the reporting period. The portfolio’s positive performance results were largely driven by stock selection in continental Europe, particularly in consumer discretionary, non-bank financials and materials stocks. Stock selection also added significantly to the portfolio’s relative returns in the U.K. and Asia ex-Japan, and modestly in Japan. At the security level, an overweight to Hong Kong-based Melco International Development Ltd. was the leading contributor to the portfolio’s performance. Melco International engages in leisure and entertainment and property businesses in Hong Kong, Macau and the Philippines with a return of 216% as the firm expanded into the Russian and Japanese casino markets. Oil explorer DNO International A.S.A. and non-benchmark holding Smurfit Kappa Group P.L.C. (SKG) were also strong performers to the portfolio’s performance with returns of 136% and 114% in the portfolio, respectively during the reporting period. DNO outperformed in response to positive well results and improved pipeline infrastructure in its core area of Kurdistan, while Irish packaging company SKG benefited from healthy prices for cardboard boxes in Europe.

The impact of region and sector allocation was essentially neutral before the impact of cash, which detracted from portfolio performance in a positive return environment. The advantage of an underweight in the commodity-sensitive countries of Australia, New Zealand & Canada was offset by an underweight to continental Europe and an overweight to Japan, which outperformed and underperformed respectively within the benchmark. Stock selection in Japanese industrials was the biggest detractor from portfolio relative performance. Stock selection also detracted from portfolio performance in Australia, New Zealand & Canada, notably in the banks sector. At the stock level, the primary detractor was Alcatel-Lucent, which was not held in the portfolio and which had a benchmark return in excess of 250% as a result of restructuring successes and the addition of QUALCOMM, Inc. as a technology partner. Owning non-benchmark (and underperforming) Orion O.Y.J. and overweighting Australian gold mining firm Perseus Mining Ltd. also detracted from portfolio performance. Perseus Mining was negatively impacted along with other gold miners as the price of gold dropped dramatically during the reporting period.

The portfolio has a conservative currency hedging strategy designed to protect the underlying value of equity investments. We may hedge major currencies (yen, euro and British pound) to the U.S. dollar, up to 15% of the underlying portfolio. At times during the reporting period, the portfolio held small, model-driven currency hedges on exposures to all three currencies. The total impact of these derivatives positions on the portfolio’s performance for the reporting period was a modest, realized gain.

International Value Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the International Value Portfolio’s Class I returned 21.68%, compared to a 22.78% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. began managing the portfolio on January 1, 2011, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)

	1 Year	5 Years	10 Years

Portfolio’s Class I	21.68%	10.39%	3.83%

MSCI EAFE Index	22.78%	12.44%	6.91%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	21.92%	4.93%

MSCI EAFE Index	22.78%	5.56%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at JP Morgan maintain a transparent and uniform investment philosophy that drives all in-house research efforts and all investment decisions. We seek to add value to clients’ portfolios by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection.

On the downside, exposure to emerging markets and stock selection in Japan lagged, detracting from portfolio performance during the reporting period. Nitto Denko Corp., the Japanese maker of specialty materials, was a major detractor from portfolio performance. The company, a world leader in making of specialty films used in liquid crystal displays (LCDs) and touch screens, cut its profit forecast twice during the reporting period, citing fiercer competition from new entrants and weaker-than-expected demand for computer tablets. Despite short-term challenges, however, we continue to like the company. Industry-wide shipments of tablets are still expected to grow rapidly, and we expect Nitto Denko to remain the dominant, touch solution material provider for smart phones and tablets. Meanwhile, the company’s cost-cutting efforts (including improvements in yields) should help offset some of the pricing pressures. Nitto Denko has been through these cycles before and emerged well, thanks to strong ties with its customers, which include Samsung Electronics Co. Ltd. and Apple, Inc. and heavy research-and-development spending, which enables it to stay ahead of the competition in developing new materials. The company has a strong, cash-heavy balance sheet, which should enable it to sustain the dividend (despite the near-term challenges).

Stock selection in basic industries and insurance had a positive impact on the portfolio performance. Regionally, stock selection in Continental Europe was the main contributor to positive portfolio performance. The combination of stock selection and an underweight in the Pacific Rim was also beneficial for its performance. At the stock level, Airbus (formerly European Aeronautic Defense & Space Co. N.V.), the Dutch aircraft manufacturer, had a positive impact on the portfolio’s performance during the reporting period. The firm announced third-quarter results that satisfied investors and drove the stock price higher. Both third-quarter sales and earnings (before interest) and taxes (before one-time expenses) were in line with consensus, and there was a cut in guidance of 2013 free cash flow. Management also provided updates on the A350 Airbus. The project continues to progress on track and, as expected, associated costs will increase in the upcoming months as part of the ramp-up. There are currently two aircraft flying twice a day in the test program with an additional three planes scheduled to join testing by February 2014. The A350 is still expected to be ready for service in the fourth quarter of 2014 with the longer-term goal of producing ten planes per month by 2018.

Tactical International Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the period ended December 31, 2013?

A. The portfolio commenced operations on December 6, 2013. For the period from inception through December 31, 2013, the Tactical International Portfolio’s Class P returned 3.87%, compared to a 3.74% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on December 6, 2013 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2013
Since Inception (12/6/13)~

Portfolio’s Class P	3.87%
MSCI EAFE Index	3.74%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period since inception through December 31, 2013, the portfolio’s Class P outperformed the benchmark. PIMCO seeks to manage volatility and achieve long-term capital appreciation. We pursue this objective by tactically adjusting its equity exposures, by buying and selling derivatives related to the benchmark and according to measures of market volatility. The portfolio also maintains exposure to fixed income securities which serve as collateral for the derivative positions. The collateral is actively managed to enhance returns. The blend of international equity index exposures, obtained through investments in futures, currency forwards and options, outperformed the benchmark during the period.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

With regard to the fixed income collateral, the portfolio maintained a focus on the front end of the yield curve and included diversified exposures to short-term Treasuries, Agencies, corporates, and municipal bonds. The collateral portfolio did not have a material impact on portfolio performance during this period.

Currency Strategies Portfolio (co-managed by Macro Currency Group and UBS Global Asset Management (Americas) Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Currency Strategies Portfolio’s Class I returned 3.72%, compared to a 0.03% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group began co-managing the portfolio on November 1, 2013. UBS was the sole sub-adviser to the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	Since Inception (9/28/12)~

Portfolio’s Class I	3.72%	2.01%
Citigroup 1-Month U.S. T-Bill Index	0.03%	0.04%

Portfolio’s Class P	3.93%	2.22%
Citigroup 1-Month U.S. T-Bill Index	0.03%	0.04%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. The following discussions are from each of the co-portfolio managers, MCG and UBS, respectively.

MCG

The portfolio manager commenced management of a segment of the portfolio on November 1, 2013. We at MCG identify investment opportunities through the application of both quantitative and qualitative approaches. We manage a part of the portion of the portfolio under a quantitative approach that is used for the longer-term “systematic” strategy and use this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). We manage the other part of the portion of the portfolio by applying a qualitative approach that is used for the shorter-term “discretionary” investment strategy and use this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two week to six-month horizon), which is a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the our investment strategy which contributed to our segment of the portfolio’s performance during the two-month period from November to December. Our segment of the portfolio generated a return of 1.00% in December, with the discretionary component both contributing and detracting from its performance as did the systematic strategy, but their cumulative effect on our segment’s return was positive.

November was a good month for our segment with a return of 1.09%. While positions in the Australian dollar, Canadian dollar, Swiss franc, euro and New Zealand dollar detracted from our segment of performance, positions in the British pound, Japanese yen, Norwegian krone and Swedish krona contributed positively. The discretionary approach detracted from our segment of portfolio performance in November with a return of 0.48% while the systematic approach returned 1.56%.

In December, our segment of the portfolio finished down with a return of -0.09%. Positions in the Australian dollar, euro, British pound, Japanese yen and New Zealand dollar contributed positively to its performance, while positions in the Canadian dollar, Swiss Franc, Norwegian krone and Swedish krona detracted from performance. Over the course of the month, the discretionary approach positively impacted our segment of portfolio performance with a return of 0.04%, while the systematic strategy suffered a negative return of -0.13%.

UBS

Under normal market conditions, this portfolio invests in derivatives and high-quality debt securities to establish exposures to global currencies. We at UBS seek to gain positive exposures to currencies that we believe are undervalued and have negative exposures to currencies that are believed

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on the portfolio’s performance. We retain high conviction in our positions against commodity-backed currencies where we see overvaluations and vulnerability to weaker commodity prices. Over the reporting period, commodity prices broadly fell, causing the Australian dollar and Canadian dollar short positions to positively impact the portfolio’s performance. These short commodity currency positions were partially offset by long exposures to the commodity-backed Norwegian krone and South African rand, which negatively impacted portfolio performance. We remain positive toward the U.S. dollar; however, the three Fed announcements of Quantitative Easing (QE) tended to weaken the dollar. We believe that this was widely expected as evidenced by the weakening that was already taking place leading up to the announcement. Similarly, we expect the U.S. dollar to rally broadly after the Fed’s announcement of its January 2014 taper and its forward guidance. In emerging markets, the portfolio has selective, long positions in currencies, such as the Mexican peso, Polish zloty, Philippine peso and Korean won. The portfolio was “risk on” emerging market currencies for most of the year which benefited the portfolio’s performance overall. The portfolio’s long Mexican peso position, which is attractive on a valuation basis and has an attractive level of inflation-adjusted interest rates relative to other currencies, was the primary contributor to the portfolio’s performance of the emerging market allocations. The long position in the Philippine peso was the major detractor from the portfolio’s performance within the emerging market allocations.

Late in the reporting period (October), the portfolio was long in South African rand versus the Chilean peso as we saw a divergence in commodity and monetary policy. Chile is a large producer of copper, in which we have a bearish view, while South Africa is a producer of platinum and palladium, in which we have a more bullish view. Central Bank of Chile has cut rates twice while South Africa’s Reserve Bank has held the rates steady. The short Chilean peso was a positive contributor to performance while, as mentioned previously, the long South African rand position detracted from the portfolio’s performance.

Global Absolute Return Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Global Absolute Return Portfolio’s Class I returned -1.15%, compared to a 0.07% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the portfolio on August 1, 2013. Eaton Vance Management, an affliate of Eaton Vance Investment Managers, managed the portfolio from May 1, 2010 to July 31, 2013. Another firm managed the portfolio before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2013 (1)
	1 Year	Since Inception (9/28/12)~

Portfolio’s Class I	(1.15%)	(1.07%)
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.07%	0.09%

Portfolio’s Class P	(0.95%)	(0.88%)
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.07%	0.09%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio invests in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on the Eaton Vance management team’s view of the investment merits of a country. The portfolio normally invests in multiple countries and may have significant exposure to foreign currencies.

Performance results were mixed across the various global regions, with results in Western Europe and the Dollar Bloc region, which includes Australia and New Zealand and Asia, detracting from the portfolio’s relative performance. Contributing to its relative performance results were the portfolio’s exposures in Central and Eastern Europe and Africa. Results were mixed in Latin America and the Middle East with both regions registering relatively flat returns for the portfolio over the reporting period.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In Western Europe, the portfolio’s short position in Spanish credit spreads expressed through credit default swaps negatively impacted its performance returns as spreads grinded tighter. Currency positioning implemented via currency forward contracts also detracted from its performance, particularly the portfolio’s long position in the Norwegian krone, which weakened versus the euro, and a short position in the British pound expressed through options also hurt the portfolio’s performance. In the Dollar Bloc, long duration positions in both New Zealand and Australia, which were implemented as hedges for long positions in emerging Asia, detracted from portfolio performance returns. Within Asia, long positions in the Indian rupee and the Philippine peso also weighed on portfolio performance. Elsewhere in Asia, the portfolio generated positive returns with gains in Japan on a short position in the Japanese yen, while also being long Nikkei 225 Index futures. Long currency positions in China also contributed to performance. In Central and Eastern Europe, the portfolio’s positioning produced the strongest regional, positive returns. Long currency positions in the Serbian dinar and Romanian leu versus the euro both benefited the portfolio’s performance returns as did long credit sovereign bond exposure in Slovenia. Detracting from portfolio performance within the region were short currency positions in Hungary and the Czech Republic versus the euro. In Sub-Saharan Africa, a long position in the Nigerian naira and a short position in the South African rand were top contributors to portfolio performance.

Precious Metals Portfolio (managed by Wells Capital Management Incorporated)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Precious Metals Portfolio’s Class I returned -48.83%, compared to a 32.39% return for the broad-based S&P 500 Index and -52.25% for the FTSE Gold Mines Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on September 28, 2012 through December 31, 2013. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on September 28, 2012 through December 31, 2013 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (9/28/12)~

Portfolio’s Class I	(48.83%)	(47.87%)
S&P 500 Index	32.39%	24.64%
FTSE Gold Mines Index	(52.25%)	(50.98%)

Portfolio’s Class P	(48.74%)	(47.77%)
S&P 500 Index	32.39%	24.64%
FTSE Gold Mines Index	(52.25%)	(50.98%)

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the broad-based S&P 500 Index and outperformed the style-specific FTSE Gold Mines Index. The Wells Capital portfolio management team invests in equity companies involved in the exploration, development, mining, processing, or dealing of gold, precious metals, and minerals, which tend to have relatively high correlation to underlying commodity prices and relatively low correlation to the prices of other stocks and bonds. The team takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection, while diversifying across market capitalizations, production profiles, and geographies, and focuses on a long-term investment horizon, looking for companies that have lower-than-average cost structures, are well managed, and are likely to improve their relative values over time.

Negative performance, seen in both the portfolio as well as the FTSE Gold Mines Index, was primarily the result of a 28% drop in the price of gold, the first decline in 13 years. Gold prices began to decline early in 2013 when the Fed suggested that the tapering of Quantitative Easing (QE) was likely to begin before year end. In the second-half of the reporting period, better than expected U.S. GDP and unemployment reports continued to pressure gold prices lower. And finally, weaker economic growth out of China and Europe caused commodity prices to decline and inflation to remain subdued.

Gold, which is seen as a store of value and appreciates on a weaker dollar or higher inflation, declined in relation to U.S. dollar improvement and removal of inflationary fears associated with QE. The portfolio benefited from its holdings in cash. The portfolio held approximately 6.96% of assets in cash on average throughout the reporting period, which outperformed precious metals equity holdings of the FTSE Gold Mines Index and added to the portfolio’s relative performance. The portfolio maintained a geographic underweight to South Africa due to the country’s long-standing trend of falling production and rising labor costs. That positioning enhanced the portfolio’s relative performance results during the

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

reporting period as South African miners underperformed. Franco-Nevada Corp. and Alamos Gold, Inc., which together comprised on average nearly 7% of the portfolio throughout the reporting period, were important contributors to its performance. Franco-Nevada benefited the portfolio’s performance from its collection of royalties in politically stable geographies, strong management team and cash rich balance sheet. Gold miner Alamos Gold also outperformed as its low-cost Mulatos mine allowed the company to remain profitable despite the drop in the gold price, positively impacting the portfolio’s performance. In addition, silver development company Tahoe Resources, Inc. was a strong relative performer in 2013. The company outperformed on news that it had received the final mining permit for its Escobal mine in Guatemala and that commercial production was expected to be declared early in 2014.

Detour Gold Corp. was the one of the most significant detractors during the year after the company announced during the second quarter that additional capital would be required to finish commissioning of its Detour Lake gold mine. This also caused the company to cut production guidance for 2013. Perseus Mining Ltd. was also a detractor during the year. The stock’s decline reflected the market disappointment in a revised mine plan that failed to deliver the expected benefits of lower costs and higher margins. The underperformance relative to the S&P 500 Index was the result of the portfolio’s concentration in gold equities, most of which (with one exception-Newmont Mining Corp.) are not in the S&P 500 Index. As mentioned above, gold prices dropped during the reporting period, pressuring gold company profits lower and causing gold equities to decline. In contrast, the S&P 500 Index rose as stronger economic growth in the U.S. and rising corporate profits provided the catalyst to move stocks higher in 2013. Relative to the S&P 500 Index, Newcrest Mining Ltd. was the most significant detractor to relative performance during the year. Newcrest Mining Ltd. underperformed as declining profitability, high capital expenditures and rising debt levels caused investors to question the company’s ability to meet its debt obligations. Newmont Mining also detracted from relative performance during the year. The stock dropped as falling gold prices caused a contraction in margins and drop in profits.

American Funds Asset Allocation Portfolio (Capital Research and Management Company manages the Master Asset Allocation Fund)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the American Funds Asset Allocation Portfolio’s Class I returned 23.28%, compared to a 32.39% return for its benchmarks, the S&P 500 Index and a -2.02% for the Barclays U.S. Aggregate Bond Index. The American Funds Asset Allocation Portfolio (Feeder Asset Allocation Portfolio) invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund). The Master Asset Allocation Fund returned 24.04% for the same period. The performance for the Feeder Asset Allocation Portfolio was lower than the Master Asset Allocation Fund due to expenses incurred by the Feeder Asset Allocation Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on February 2, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (2/2/09)~

Portfolio’s Class I	23.28%	16.23%
S&P 500 Index	32.39%	20.41%
Barclays U.S. Aggregate Bond Index	(2.02%)	4.71%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I underperformed the broad-based S&P 500 Index but outperformed the Barclays U.S. Aggregate Bond Index. The Master Asset Allocation Fund (the “fund”) invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate- and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

All the fund’s industry sectors finished the reporting period ahead with the exception of the utilities sector which failed to notch a double-digit gain. Holdings in the consumer discretionary, health care, financials and industrials sectors were the primary contributors to the fund’s return. Three of the top five contributors had triple-digit returns for the year—U.S. biopharmaceutical companies Gilead Sciences, Inc. and Incyte Corp. Ltd., and Japanese mobile telephone and internet provider SoftBank Corp. On a country basis, holdings in the U.S., Japan, the Netherlands and

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

South Africa added the most value to performance. Holdings in India, Brazil, France and Italy were weakest and detracted from performance. The fund’s holdings in cash, which reflect the Capital Research portfolio counselors’ cautious approach, were a drag on performance results. As in recent years, the portfolio counselors continue to emphasize investments in stocks, which accounted for 69.6% of assets at the end of the reporting period.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Portfolios to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time. The performance for these broad-based indices for the year ended December 31, 2013 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	32.39%
MSCI World ex USA Index (International Stocks)	21.02%
Barclays U.S. Aggregate Bond Index (Fixed Income)	(2.02%	)

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Portfolios may differ from the Pacific Dynamix Portfolios’ broad-based indices. The following investments comprise the Pacific Dynamix Underlying Portfolios for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Portfolios were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Portfolios within the Pacific Dynamix Portfolio models did vary. The Pacific Dynamix Underlying Portfolios’ one-year performance for the year ended December 31, 2013 listed below is net of portfolio expenses.

Pacific Dynamix Underlying Portfolios
PD Aggregate Bond Index ‘P’	(2.43%	)
PD High Yield Bond Market ‘P’	6.73%
PD Large-Cap Growth Index ‘P’	33.17%
PD Large-Cap Value Index ‘P’	32.23%
PD Small-Cap Growth Index ‘P’	42.88%
PD Small-Cap Value Index ‘P’	34.35%
PD Emerging Markets ‘P’	(3.00%	)
PD International Large-Cap ‘P’	20.39%

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 9.39%, compared to a -2.02% return for the Barclays U.S. Aggregate Bond Index, a 32.39% return for the S&P 500 Index, a 21.02% return for the MSCI World ex USA Index, and a 9.71% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year		Since Inception (5/1/09)

Portfolio’s Class I	9.39%		9.87%

Barclays U.S. Aggregate Bond Index	(2.02%	)	4.63%

S&P 500 Index	32.39%		19.99%

MSCI World ex USA Index	21.02%		13.92%

Pacific Dynamix-Conservative Growth Composite Benchmark	9.71%		10.25%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The portfolio had just over half of its allocation in passively-managed fixed income strategies as of the end of the reporting period. The remainder of the portfolio was allocated to four, passively-managed domestic equity strategies and two quantitatively-driven international equity strategies. From the broad asset class level, fixed income and domestic equity segments of the portfolio modestly contributed to relative performance while the international equity group dragged down performance.

The fixed income segment of the portfolio outperformed the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily contributed to the portfolio’s relative performance, whereas the PD Aggregate Bond Index Portfolio performance detracted from the portfolio’s performance. The PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively.

As a group, the portfolio’s domestic equity segment outpaced the S&P 500 Index. Both of the small-capitalization strategies, particularly PD Small-Cap Growth Index Portfolio, contributed to performance. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The international segment of the portfolio lagged behind the MSCI World ex USA Index. The PD Emerging Markets Portfolio experienced a loss of 3.00% over the reporting period, resulting in its trailing of the index by a considerable amount, almost 25%. Emerging markets, in general, faced heavy headwinds throughout 2013.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 14.95%, compared to a 32.39% return for the S&P 500 Index, a -2.02% return for the Barclays U.S. Aggregate Bond Index, a 21.02% return for the MSCI World ex USA Index, and a 16.01% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year		Since Inception (5/1/09)

Portfolio’s Class I	14.95%		12.42%

S&P 500 Index	32.39%		19.99%

Barclays U.S. Aggregate Bond Index	(2.02%	)	4.63%

MSCI World ex USA Index	21.02%		13.92%

Pacific Dynamix-Moderate Growth Composite Benchmark	16.01%		12.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The portfolio had just under half of its allocation in passively-managed, fixed income strategies. The majority of the portfolio is allocated to four, passively-managed, domestic equity strategies and two, quantitatively-driven, international equity strategies. From the broad asset class level, fixed income and domestic equity segments of the portfolio collectively contributed to relative performance while the international equity group dragged down performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

As a group, the portfolio’s domestic equity segment modestly outpaced the S&P 500 Index. Both of the small-capitalization strategies, particularly PD Small-Cap Growth Index Portfolio, contributed to performance. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

The international segment of the portfolio lagged behind the MSCI World ex USA Index. The PD Emerging Markets Portfolio experienced a loss of 3.00% over the reporting period, resulting in its trailing of the index by a considerable amount, almost 25%. Emerging markets, in general, faced heavy headwinds throughout 2013.

The fixed income segment of the portfolio modestly outperformed the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily contributed to the segment’s relative performance, whereas the PD Aggregate Bond Index lagged the benchmark. The PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Pacific Dynamix-Growth Portfolio’s Class I returned 20.98%, compared to a 32.39% return for the S&P 500 Index, a 21.02% return for the MSCI World ex USA Index, a -2.02% return for the Barclays U.S. Aggregate Bond Index, and a 22.07% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year		Since Inception (5/1/09)

Portfolio’s Class I	20.98%		14.88%

S&P 500 Index	32.39%		19.99%

MSCI World ex USA Index	21.02%		13.92%

Barclays U.S. Aggregate Bond Index	(2.02%	)	4.63%

Pacific Dynamix-Growth Composite Benchmark	22.07%		15.58%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio‘s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. The portfolio has a majority of its allocation in equity, including four, passively-managed, domestic equity portfolios and two, quantitatively-driven, international equity portfolios. The rest of the portfolio is invested in passively-managed, fixed income portfolios. From the broad asset class level, fixed income and domestic equity segments of the portfolio collectively contributed to relative performance while the international equity group dragged down performance.

As a group, the portfolio’s domestic equity segment modestly outpaced the S&P 500 Index. Both of the small-capitalization strategies, particularly PD Small-Cap Growth Index Portfolio, contributed to performance. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

The international segment of the portfolio lagged behind the MSCI World ex USA Index. The PD Emerging Markets Portfolio experienced a loss of 3.00% over the reporting period, resulting in its trailing of the index by a considerable amount, almost 25%. Emerging markets, in general, faced heavy headwinds throughout 2013.

The fixed income segment of the portfolio outpaced the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily contributed to the segment’s relative performance, whereas the PD Aggregate Bond Index Portfolio lagged the benchmark. The PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios each invests its assets in the Underlying Portfolios to achieve a specified risk target:

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding three, broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio; each is comprised of the three, broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2013 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	32.39%
MSCI EAFE Index (International Stocks)	22.78%
Barclays U.S. Aggregate Bond Index (Fixed Income)	(2.02%	)

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

It should be noted that the benchmark indices for the portfolios may differ from the portfolios’ broad-based indices. The following investments comprise the Underlying Portfolios for the Portfolio Optimization Portfolios. Not all of the Underlying Portfolios were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Portfolios within the Portfolio Optimization Portfolio models did vary. The Underlying Portfolios’ performance for the year ended December 31, 2013 listed below is net of portfolio expenses:

Cash Management ‘P’	0.00%
Diversified Bond ‘P’	(0.95%)
Floating Rate Income ‘P’	2.41	%(1)
Floating Rate Loan ‘P’	4.74%
High Yield Bond ‘P’	7.46%
Inflation Managed ‘P’	(8.74%)
Inflation Protected ‘P’	(9.28%)
Managed Bond ‘P’	(2.01%)
Short Duration Bond ‘P’	0.60%
Emerging Markets Debt ‘P’	(6.25%)
American Funds Growth ‘P’	29.88%
American Funds Growth-Income ‘P’	33.26%
Comstock ‘P’	35.85%
Dividend Growth ‘P’	30.37%
Equity Index ‘P’	32.18%
Focused 30 ‘P’	33.81%
Growth ‘P’	34.48%
Large-Cap Growth ‘P’	37.75%
Large-Cap Value ‘P’	32.52%
Long/Short Large-Cap ‘P’	35.40%
Main Street Core ‘P’	32.03%

Mid-Cap Equity ‘P’	36.48%
Mid-Cap Growth ‘P’	33.35%
Mid-Cap Value ‘P’	34.16%
Small-Cap Equity ‘P’	35.72%
Small-Cap Growth ‘P’	34.13%
Small-Cap Index ‘P’	38.55%
Small-Cap Value ‘P’	32.75%
Tactical Strategy ‘P’	2.33	%(2)
Value Advantage ‘P’	16.96	%(1)
Health Sciences ‘P’	56.82%
Real Estate ‘P’	1.92%
Technology ‘P’	22.77%
Emerging Markets ‘P’	8.96%
International Large-Cap ‘P’	18.66%
International Small-Cap ‘P’	28.34%
International Value ‘P’	21.92%
Tactical International ‘P’	3.87	%(2)
Currency Strategies ‘P’	3.93%
Global Absolute Return ‘P’	(0.95%)
Precious Metals ‘P’	(48.74%)

(1)	Commenced operations on April 30, 2013. Returns are from April 30 through December 31, 2013.

(2)	Commenced operations on December 6, 2013. Returns are from December 6 through December 31, 2013.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Portfolio Optimization Conservative Portfolio’s Class I returned 3.04%, compared to a -2.02% return for the Barclays U.S. Aggregate Bond Index, a 32.39% return for the S&P 500 Index, a 22.78% return for the MSCI EAFE Index, and a 3.94% return for the Portfolio Optimization Conservative Composite Benchmark.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	3.04%	4.63%

Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%

S&P 500 Index	32.39%	14.59%

MSCI EAFE Index	22.78%	5.56%

Portfolio Optimization Conservative Composite Benchmark	3.94%	4.79%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. From the broad asset class return perspective, the portfolio’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities contributed to the performance of the portfolio. The portfolio was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative portfolios, during the reporting period. Fixed income investments include underlying portfolios comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity segment mainly encompasses domestic and foreign large-capitalization portfolios. Alternatives include two absolute return strategies and a precious metals portfolio.

With interest rates rising, long duration fixed income portfolios generally struggled. Among the underlying fixed income holdings of the portfolio, the Inflation Protected and Inflation Managed Portfolios represented the largest detractors. TIPS, which tend to have a higher duration than the broad, fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, short duration strategies that include bank loans (i.e. the Floating Rate Income and Floating Rate Loan Portfolios) dodged effects from rising rates and managed to deliver gains from the compression in credit spreads. Spreads tightened over the reporting period as sentiments generally improved in the U.S., which also benefited the High Yield Bond Portfolio. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting periods, causing the Emerging Markets Debt Portfolio to detract from performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The portfolio’s domestic equities benefited from the positive momentum in the broad, U.S. equities market. The Large-Cap Growth Portfolio delivered strong returns that stemmed from solid stock selection. While the portfolio’s international large-capitalization strategies experienced double-digit returns, the International Large-Cap Portfolio underperformed the broad, foreign equities benchmark MSCI EAFE Index.

The underlying alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall performance of the portfolio as U.S. equities rallied in a relatively narrow market. Over the reporting period, the Precious Metals Portfolio’s performance tumbled as gold prices experienced their worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed slowing and eventually unwinding its Quantitative Easing (QE) programs as well as the general rise in the U.S. dollar during the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 8.16%, compared to a -2.02% return for the Barclays U.S. Aggregate Bond Index, a 32.39% return for the S&P 500 Index, a 22.78% return for the MSCI EAFE Index, and a 9.99% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	8.16%	6.00%

Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%

S&P 500 Index	32.39%	14.59%

MSCI EAFE Index	22.78%	5.56%

Portfolio Optimization Moderate-Conservative Composite Benchmark	9.99%	6.78%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. From the broad asset class return perspective, the portfolio’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market. The portfolio maintained a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying portfolios that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives included two absolute return strategies and a precious metals portfolio.

With interest rates rising, long duration portfolios generally struggled. Among the underlying fixed income portfolio options, the Inflation Protected and Inflation Managed Portfolios represented the largest detractors. TIPS, which tend to have a higher duration than the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, short duration strategies that include bank loans (i.e. Floating Rate Income and Floating Rate Loan Portfolios) dodged effects from rising rates and managed to deliver gains from the compression in credit spreads. Spreads tightened over the reporting period as sentiments generally improved in the U.S., which also benefited the High Yield Bond Portfolio. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting periods, causing the Emerging Market Debt Portfolio to detract from performance.

The portfolio’s domestic equities benefited from the positive momentum in the broad U.S. equities market. The Large-Cap Growth and Comstock Portfolios delivered strong returns that stemmed from solid stock selection. While the portfolio’s international large-capitalization strategies experienced double-digit returns, the International Large-Cap Portfolio underperformed the broad foreign equities benchmark (MSCI EAFE Index). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the Emerging Markets Portfolio lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index) by over 11% during the reporting period.

The alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall portfolio performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the Precious Metals Portfolio’s performance tumbled as gold prices experienced their worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed slowing and eventually unwinding its Quantitative Easing (QE) programs as well as the general rise in the U.S. dollar during the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Portfolio Optimization Moderate Portfolio’s Class I returned 12.74%, compared to a -2.02% return for the Barclays U.S. Aggregate Bond Index, a 32.39% return for the S&P 500 Index, a 22.78% return for the MSCI EAFE Index, and a 14.58% return for the Portfolio Optimization Moderate Composite Benchmark.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	12.74%	6.96%

Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%

S&P 500 Index	32.39%	14.59%

MSCI EAFE Index	22.78%	5.56%

Portfolio Optimization Moderate Composite Benchmark	14.58%	8.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. From the broad asset class return perspective, the portfolio’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market. The portfolio maintained a mix of equity and fixed income portfolios. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The portfolio also maintained exposure to select sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. Alternatives included two absolute return strategies and a precious metals portfolio.

The portfolio’s domestic equities benefited from the positive momentum in the broad U.S. equities market. The Large-Cap Growth, Comstock and Long/Short Large-Cap Portfolios delivered strong returns that stemmed from solid stock selection. However, the Real Estate Portfolio lost steam in 2013 after several consecutive years of outperforming the S&P 500 Index from 2009 to 2012. While the portfolio’s international large-capitalization strategies experienced double-digit returns, the International Large-Cap Portfolio underperformed the broad foreign equities benchmark (MSCI EAFE Index). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the Emerging Markets Portfolio lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index) by over 11% during the reporting period.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

With interest rates rising, long duration portfolios generally struggled. Among the fixed income options, the Inflation Protected and Inflation Managed Portfolios represented the largest detractors. TIPS, which tend to have a higher duration than the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, short duration strategies that include bank loans (i.e. Floating Rate Income and Floating Rate Loan Portfolios) dodged effects from rising rates and managed to deliver gains from the compression in credit spreads. Spreads tightened over the reporting period as sentiments generally improved in the U.S., which also benefited the High Yield Bond Portfolio. While credit spreads generally contracted in the U.S., those of emerging market bonds generally widened over the reporting periods, causing the Emerging Markets Debt Portfolio to detract from performance.

The alternatives, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall portfolio performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the Precious Metals Portfolio’s performance tumbled as gold prices experienced the worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed slowing and eventually unwinding its Quantitative Easing (QE) programs as well as the rise in the U.S. dollar during the reporting period.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Portfolio Optimization Growth Portfolio’s Class I returned 17.46%, compared to a 32.39% return for the S&P 500 Index, a -2.02% return for the Barclays U.S. Aggregate Bond Index, a 22.78% return for the MSCI EAFE Index, and a 21.16% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	17.46%	7.87%

S&P 500 Index	32.39%	14.59%

Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%

MSCI EAFE Index	22.78%	5.56%

Portfolio Optimization Growth Composite Benchmark	21.16%	9.89%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. From the broad asset class return perspective, the portfolio’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market. The portfolio maintained a diversified allocation mix that was overweight in equity. The equity exposure was diversified across style (growth/value), market capitalization and region (which include allocations to foreign small capitalization and emerging markets stocks). The portfolio also maintained exposure to select sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternatives included two absolute return strategies and a precious metals portfolio.

The portfolio’s domestic equities benefited from the positive momentum in the broad, U.S. equities market. Small-capitalization strategies (e.g. Small-Cap Index and Small-Cap Equity Portfolios) benefited from the tailwind that favored this space over the reporting period. Additionally, the Large-Cap Growth, Comstock and Long/Short Large-Cap Portfolios delivered strong returns that stemmed from solid stock selection. However, the Real Estate Portfolio lost steam in 2013 after several consecutive years of outperforming the S&P 500 Index from 2009 to 2012. While the portfolio’s international large-capitalization strategies experienced double-digit returns, the International Large-Cap Portfolio underperformed the broad foreign equities benchmark (MSCI EAFE Index). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the Emerging Markets Portfolio lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index) by over 11% during the reporting period.

With interest rates rising, long duration portfolios generally struggled. Among the fixed income options, the Inflation Protected and Inflation Managed Portfolios faced challenges in 2013. TIPS, which tend to have a higher duration than the broad, fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, the Short Duration Bond Portfolio dodged effects from rising rates and managed to deliver slight gains. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting period, causing the Emerging Markets Debt Portfolio to detract from performance.

The alternatives, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall portfolio performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the Precious Metals Portfolio’s performance tumbled as gold prices experienced the worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed slowing and eventually unwinding its Quantitative Easing (QE) programs as well as the rise in the U.S. dollar during the reporting period.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 20.86%, compared to a 32.39% return for the S&P 500 Index, a 22.78% return for the MSCI EAFE Index, a -2.02% return for the Barclays U.S. Aggregate Bond Index, and a 26.22% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	20.86%	8.17%
S&P 500 Index	32.39%	14.59%
MSCI EAFE Index	22.78%	5.56%
Barclays U.S. Aggregate Bond Index	(2.02%)	3.03%
Portfolio Optimization Aggressive-Growth Composite Benchmark	26.22%	11.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. From the broad asset class return perspective, the portfolio’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market. The portfolio allocates, primarily, to domestic and international equity portfolios which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The portfolio also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Alternatives include two absolute return strategies and a precious metals portfolio.

The portfolio’s domestic equities benefited from the positive momentum in the broad U.S. equities market. Small-capitalization strategies (e.g. Small-Cap Index and Small-Cap Equity Portfolios) benefited from the tailwind that favored this space over the reporting period. Additionally, the Large-Cap Growth, Comstock and Long/Short Large-Cap Portfolios delivered strong returns that stemmed from solid stock selection. However, the Real Estate Portfolio lost steam in 2013 after several consecutive years of outperforming the S&P 500 Index from 2009 to 2012. While the portfolio’s international large-capitalization strategies experienced double-digit returns, the International Large-Cap Portfolio underperformed the broad foreign equities benchmark (MSCI EAFE Index). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the Emerging Markets Portfolio lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index) by over 11% during the reporting period.

See explanation of symbol and benchmark definitions on A-60 through A-62

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The alternatives, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall portfolio performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the Precious Metals Portfolio’s performance tumbled as gold prices experienced the worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed slowing and eventually unwinding its Quantitative Easing (QE) programs as well as the rise in the U.S. dollar during the reporting period.

Among the fixed income options, the Diversified Bond Portfolio outpaced the broad fixed income benchmark while the Managed Bond Portfolio underperformed.

Explanation of Symbol for Pacific Select Fund Performance Discussion

~ Due to data limitation the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

MSCI EAFE (Europe Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of November 27, 2013, the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI World ex USA (Net) Indices.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Barclays U.S. Aggregate Bond; 15% MSCI World ex USA (Net) Indices.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); 20% Barclays U.S. Aggregate Bond Indices.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Conservative Composite Benchmark is 73% Barclays U.S. Aggregate Bond; 15% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month T-Bill and 5% MSCI EAFE (Net) Indices.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Portfolio Optimization Moderate Composite Benchmark is 43% Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Barclays U.S. Aggregate Bond Indices.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include reinvested dividends.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include reinvested dividends.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index.

S&P Composite 1500 Index combines three leading indices, the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

S&P MidCap 400 Value Index is an unmanaged index that measures the performance of the mid-cap value sector of the U.S. equity market. It is a subset of the S&P Mid Cap 400 Index and consists of those stocks in the S&P Mid Cap 400 Index exhibiting the strongest value characteristics as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index.

S&P North American Technology Index is a modified-capitalization-weighted index of technology-related stocks. Results include reinvested dividends.

PACIFIC SELECT FUND

CASH MANAGEMENT PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 99.4%

Commercial Paper - 79.9%

Bank of Nova Scotia NY
0.065% due 02/18/14	$18,500,000	$18,498,397
0.080% due 01/03/14	7,400,000	7,399,967
Exxon Mobil Corp 0.060% due 01/16/14	11,400,000	11,399,715
General Electric Capital Corp 0.070% due 01/02/14	10,000,000	9,999,981
Glaxosmithkline Finance PLC (United Kingdom) 0.080% due 01/08/14	15,000,000	14,999,767
Google Inc
0.050% due 01/07/14	7,800,000	7,799,935
0.070% due 02/13/14	18,000,000	17,998,495
Illinois Tool Works Inc 0.070% due 02/07/14	22,600,000	22,598,374
International Business Machines Corp
0.050% due 01/14/14	2,500,000	2,499,955
0.130% due 01/07/14	22,000,000	21,999,523
Merck & Co Inc 0.050% due 01/13/14	11,500,000	11,499,808
National Rural Utilities Cooperative Finance Corp 0.080% due 02/10/14	14,750,000	14,748,689
Nestle Capital Corp 0.060% due 01/06/14	29,000,000	28,999,758
Parker Hannifin Corp 0.080% due 01/24/14	8,250,000	8,249,578
PepsiCo Inc 0.040% due 01/21/14	21,900,000	21,899,513
Pfizer Inc 0.080% due 03/05/14	25,500,000	25,496,430
Philip Morris International Inc 0.070% due 01/17/14	23,900,000	23,899,256
Roche Holdings Inc
0.020% due 01/28/14	14,500,000	14,499,783
0.030% due 02/18/14	9,800,000	9,799,608
Royal Bank of Canada (Canada) 0.030% due 02/14/14	25,000,000	24,999,083
Siemens Capital Co LLC 0.080% due 01/30/14	19,000,000	18,998,776
The Coca-Cola Co
0.070% due 01/08/14	14,000,000	13,999,809
0.100% due 01/14/14	12,000,000	11,999,567
The Proctor & Gamble Co
0.050% due 01/24/14	9,100,000	9,099,709
0.070% due 02/26/14	9,000,000	8,999,020
The Walt Disney Co 0.060% due 02/28/14	22,500,000	22,497,825
Toronto-Dominion Holdings USA Inc 0.090% due 01/03/14	25,000,000	24,999,875
Toyota Motor Credit Corp 0.090% due 01/15/14	25,000,000	24,999,125

		454,879,321

	Principal Amount	Value
U.S. Treasury Bills - 18.7%

0.015% due 01/02/14	$17,250,000	$17,249,993
0.015% due 02/20/14	17,500,000	17,499,635
0.019% due 02/06/14	17,500,000	17,499,668
0.025% due 01/16/14	24,800,000	24,799,742
0.033% due 01/09/14	14,800,000	14,799,892
0.040% due 01/02/14	15,000,000	14,999,983

		106,848,913

Repurchase Agreement - 0.8%

State Street Bank & Trust Co 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $4,338,997; collateralized by Freddie Mac: 2.070% due 11/07/22 and value $4,429,787)	4,338,997	4,338,997

Total Short-Term Investments (Amortized Cost $566,067,231)		566,067,231

TOTAL INVESTMENTS - 99.4% (Amortized Cost $566,067,231)		566,067,231

OTHER ASSETS & LIABILITIES, NET - 0.6%		3,196,290

NET ASSETS - 100.0%		$569,263,521

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	79.9%
U.S. Treasury Bills	18.7%
Others (each less than 3.0%)	0.8%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$566,067,231	$-	$566,067,231	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
PREFERRED STOCKS - 0.3%
Financials - 0.3%
Citigroup Capital XIII	61,350	$1,671,788
GMAC Capital Trust I	229,331	6,132,311

		7,804,099

Total Preferred Stocks (Cost $7,267,172)		7,804,099

	Principal Amount
CORPORATE BONDS & NOTES - 37.9%
Consumer Discretionary - 2.1%
21st Century Fox America Inc 6.200% due 12/15/34	$1,000,000	1,107,174
CCO Holdings LLC
6.625% due 01/31/22	1,600,000	1,656,000
7.000% due 01/15/19	1,310,000	1,383,688
8.125% due 04/30/20	2,250,000	2,452,500
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	1,840,000	2,549,281
Comcast Corp
5.150% due 03/01/20	1,658,000	1,850,055
5.650% due 06/15/35	290,000	308,947
5.700% due 05/15/18	5,000,000	5,744,295
COX Communications Inc
4.700% due 12/15/42 ~	70,000	58,801
6.950% due 06/01/38 ~	80,000	83,933
DISH DBS Corp
5.000% due 03/15/23	766,000	718,125
6.750% due 06/01/21	1,870,000	1,991,550
Ford Motor Co 4.750% due 01/15/43	4,490,000	4,050,357
Hilton Worldwide Finance LLC 5.625% due 10/15/21 ~	4,640,000	4,822,700
McDonald’s Corp 6.300% due 10/15/37	495,000	603,326
MGM Resorts International 5.875% due 02/27/14	665,000	669,156
Michaels Stores Inc 7.750% due 11/01/18	870,000	948,300
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	2,860,000	2,799,465
QVC Inc 5.950% due 03/15/43	100,000	90,743
Taylor Morrison Communities Inc
5.250% due 04/15/21 ~	1,930,000	1,881,750
7.750% due 04/15/20 ~	810,000	895,050
Time Warner Cable Inc
4.125% due 02/15/21	520,000	492,971
5.500% due 09/01/41	40,000	33,151
5.875% due 11/15/40	930,000	804,650
6.750% due 06/15/39	1,050,000	988,967
8.250% due 04/01/19	5,445,000	6,382,569
Time Warner Entertainment Co LP 8.375% due 07/15/33	890,000	969,789
Time Warner Inc
4.700% due 01/15/21	410,000	435,408
6.250% due 03/29/41	350,000	388,752
7.700% due 05/01/32	2,880,000	3,698,459
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	1,930,000	2,006,961
Univision Communications Inc
5.125% due 05/15/23 ~	1,490,000	1,495,588
6.750% due 09/15/22 ~	1,140,000	1,254,000
Viacom Inc 4.250% due 09/01/23	3,530,000	3,523,893

	Principal Amount	Value
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	$1,000,000	$1,005,000
WPP Finance (United Kingdom)
5.625% due 11/15/43	460,000	455,472
8.000% due 09/15/14	1,353,000	1,420,564

		62,021,390

Consumer Staples - 3.5%
Altria Group Inc
2.850% due 08/09/22	4,200,000	3,868,322
4.750% due 05/05/21	4,000,000	4,293,836
5.375% due 01/31/44	1,930,000	1,938,442
9.250% due 08/06/19	3,330,000	4,389,343
9.950% due 11/10/38	740,000	1,129,004
Anheuser-Busch InBev Worldwide Inc
2.500% due 07/15/22	6,570,000	6,079,090
5.000% due 04/15/20	1,070,000	1,211,225
5.375% due 01/15/20	4,500,000	5,165,662
CVS Caremark Corp 2.750% due 12/01/22	5,400,000	4,985,782
CVS Pass-Through Trust
5.298% due 01/11/27 ~	752,908	816,691
6.036% due 12/10/28	3,363,889	3,702,329
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	5,286,289
Diageo Investment Corp 2.875% due 05/11/22	4,420,000	4,214,660
Hawk Acquisition Sub Inc 4.250% due 10/15/20 ~	2,090,000	2,027,300
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	1,530,000	1,501,773
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	1,800,000	1,780,812
Kraft Foods Group Inc
3.500% due 06/06/22	3,430,000	3,343,934
5.375% due 02/10/20	1,219,000	1,375,601
Lorillard Tobacco Co 8.125% due 06/23/19	1,220,000	1,487,046
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	491,066
Mondelez International Inc
5.375% due 02/10/20	1,411,000	1,593,943
6.500% due 02/09/40	935,000	1,117,563
PepsiCo Inc
0.700% due 08/13/15	5,470,000	5,477,981
7.900% due 11/01/18	1,498,000	1,873,514
Pernod Ricard SA (France) 4.450% due 01/15/22 ~	7,080,000	7,163,948
Philip Morris International Inc
2.500% due 08/22/22	2,300,000	2,097,299
2.900% due 11/15/21	2,450,000	2,339,630
4.500% due 03/20/42	1,900,000	1,775,181
6.375% due 05/16/38	1,970,000	2,335,496
Reynolds American Inc
3.250% due 11/01/22	1,600,000	1,475,242
6.750% due 06/15/17	1,207,000	1,382,186
Reynolds Group Issuer Inc
5.750% due 10/15/20	1,990,000	2,039,750
6.875% due 02/15/21	1,380,000	1,493,850
7.125% due 04/15/19	1,240,000	1,326,800
The Kroger Co 6.400% due 08/15/17	2,610,000	2,991,692
Wal-Mart Stores Inc
5.250% due 09/01/35	730,000	793,187
5.375% due 04/05/17	915,000	1,029,317
WM Wrigley Jr Co
2.400% due 10/21/18 ~	680,000	676,239
2.900% due 10/21/19 ~	2,380,000	2,362,007
3.375% due 10/21/20 ~	750,000	741,629

		101,174,661

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Energy - 6.1%
Access Midstream Partners LP
4.875% due 05/15/23	$360,000	$349,200
6.125% due 07/15/22	2,495,000	2,682,125
Anadarko Finance Co (Canada) 7.500% due 05/01/31	1,195,000	1,453,127
Anadarko Petroleum Corp
6.375% due 09/15/17	595,000	683,408
6.450% due 09/15/36	1,050,000	1,179,311
8.700% due 03/15/19	4,285,000	5,428,285
Apache Corp
3.250% due 04/15/22	1,542,000	1,519,751
4.750% due 04/15/43	1,140,000	1,106,006
6.900% due 09/15/18	5,000,000	6,013,240
Arch Coal Inc 7.000% due 06/15/19	4,050,000	3,240,000
Atwood Oceanics Inc 6.500% due 02/01/20	1,060,000	1,136,850
Baker Hughes Inc
3.200% due 08/15/21	200,000	198,641
7.500% due 11/15/18	4,060,000	5,004,989
BP Capital Markets PLC (United Kingdom)
3.125% due 10/01/15	7,940,000	8,298,848
3.245% due 05/06/22	1,860,000	1,803,410
3.561% due 11/01/21	220,000	221,786
CGG SA (France) 9.500% due 05/15/16	2,842,000	3,005,415
Chesapeake Energy Corp
5.750% due 03/15/23	220,000	227,700
6.125% due 02/15/21	1,990,000	2,144,225
6.500% due 08/15/17	650,000	736,125
6.875% due 11/15/20	520,000	590,200
Concho Resources Inc
5.500% due 10/01/22	700,000	726,250
5.500% due 04/01/23	610,000	631,350
6.500% due 01/15/22	1,526,000	1,659,525
ConocoPhillips 6.500% due 02/01/39	1,040,000	1,304,455
CONSOL Energy Inc 6.375% due 03/01/21	2,060,000	2,137,250
Continental Resources Inc
4.500% due 04/15/23	990,000	1,004,850
5.000% due 09/15/22	420,000	436,800
Denbury Resources Inc 4.625% due 07/15/23	1,260,000	1,143,450
Devon Energy Corp
3.250% due 05/15/22	1,200,000	1,144,628
7.950% due 04/15/32	2,810,000	3,657,741
Energy Transfer Equity LP 7.500% due 10/15/20	1,060,000	1,195,150
Enterprise Products Operating LLC
6.300% due 09/15/17	2,430,000	2,798,650
6.500% due 01/31/19	2,100,000	2,464,867
8.375% due 08/01/66 §	3,000,000	3,325,944
Hess Corp 8.125% due 02/15/19	5,100,000	6,338,464
Kerr-McGee Corp
6.950% due 07/01/24	220,000	255,653
7.875% due 09/15/31	3,617,000	4,526,838
Key Energy Services Inc 6.750% due 03/01/21	3,480,000	3,584,400
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	2,180,000	2,591,922
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	8,160,000	8,978,668
MarkWest Energy Partners LP
4.500% due 07/15/23	210,000	197,925
5.500% due 02/15/23	1,680,000	1,701,000
6.250% due 06/15/22	598,000	635,375

	Principal Amount	Value
Noble Energy Inc
5.250% due 11/15/43	$1,130,000	$1,129,341
6.000% due 03/01/41	200,000	213,901
8.250% due 03/01/19	3,290,000	4,091,681
Occidental Petroleum Corp
2.700% due 02/15/23	3,100,000	2,838,961
3.125% due 02/15/22	2,990,000	2,913,097
Peabody Energy Corp 6.250% due 11/15/21	2,900,000	2,943,500
Petrobras International Finance Co (Cayman)
3.875% due 01/27/16	2,750,000	2,844,619
5.375% due 01/27/21	12,560,000	12,512,335
7.875% due 03/15/19	3,600,000	4,093,834
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,695,600
6.000% due 03/05/20	2,000,000	2,232,000
8.000% due 05/03/19	5,700,000	6,925,500
Plains Exploration & Production Co
6.125% due 06/15/19	5,750,000	6,290,678
6.500% due 11/15/20	810,000	894,619
6.875% due 02/15/23	200,000	224,000
PVR Partners LP 8.375% due 06/01/20	2,473,000	2,738,848
QEP Resources Inc
5.250% due 05/01/23	790,000	744,575
6.875% due 03/01/21	690,000	743,475
Range Resources Corp
5.000% due 08/15/22	1,880,000	1,856,500
5.000% due 03/15/23	1,580,000	1,552,350
Regency Energy Partners LP
4.500% due 11/01/23	520,000	475,800
6.500% due 07/15/21	2,450,000	2,609,250
Schlumberger Norge AS (Norway) 4.200% due 01/15/21 ~	50,000	52,864
SESI LLC 7.125% due 12/15/21	850,000	952,000
Shell International Finance BV (Netherlands) 4.375% due 03/25/20	4,020,000	4,407,990
Sinopec Group Overseas Development Ltd (United Kingdom) 2.750% due 05/17/17 ~	2,400,000	2,459,045
The Williams Cos Inc
7.500% due 01/15/31	4,635,000	4,899,779
7.875% due 09/01/21	440,000	507,502
Transocean Inc (Cayman)
5.050% due 12/15/16	1,370,000	1,514,334
6.375% due 12/15/21	1,320,000	1,483,722

		178,305,497

Financials - 13.1%
Ally Financial Inc 7.500% due 09/15/20	40,000	46,750
American Express Credit Corp 5.125% due 08/25/14	11,279,000	11,624,307
American Honda Finance Corp 1.000% due 08/11/15 ~	5,100,000	5,122,027
American International Group Inc
5.850% due 01/16/18	2,000,000	2,297,318
8.250% due 08/15/18	3,465,000	4,340,917
ANZ New Zealand International Ltd (New Zealand) 1.850% due 10/15/15 ~	2,630,000	2,671,330
Bank of America Corp
2.600% due 01/15/19	4,770,000	4,794,079
3.875% due 03/22/17	1,230,000	1,313,337
4.500% due 04/01/15	5,980,000	6,258,040
5.000% due 05/13/21	5,590,000	6,110,295
5.650% due 05/01/18	6,720,000	7,653,166

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
5.700% due 05/02/17	$1,520,000	$1,690,276
5.750% due 12/01/17	560,000	637,647
7.625% due 06/01/19	6,485,000	8,048,462
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	170,000	190,650
BBVA US Senior SAU (Spain)
3.250% due 05/16/14	5,380,000	5,423,691
4.664% due 10/09/15	6,240,000	6,562,770
Berkshire Hathaway Inc 3.200% due 02/11/15	800,000	824,784
BNP Paribas SA (France) 2.375% due 09/14/17	2,850,000	2,911,135
Caterpillar Financial Services Corp 5.450% due 04/15/18	2,315,000	2,632,780
CIT Group Inc
4.250% due 08/15/17	1,840,000	1,922,800
5.000% due 08/01/23	1,010,000	977,175
Citigroup Inc
3.500% due 05/15/23	4,250,000	3,961,497
3.953% due 06/15/16	2,320,000	2,469,547
5.500% due 10/15/14	316,000	327,802
5.500% due 09/13/25	3,080,000	3,245,233
5.900% § ±	1,070,000	1,004,502
5.950% § ±	1,820,000	1,686,412
6.000% due 08/15/17	5,155,000	5,878,066
6.010% due 01/15/15	3,771,000	3,972,032
6.125% due 11/21/17	100,000	115,325
6.375% due 08/12/14	331,000	342,181
6.675% due 09/13/43	1,180,000	1,358,036
8.500% due 05/22/19	610,000	782,242
Commonwealth Bank of Australia (Australia)
1.250% due 09/18/15	6,100,000	6,169,558
3.750% due 10/15/14 ~	2,490,000	2,553,916
5.000% due 10/15/19 ~	1,060,000	1,182,313
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
4.625% due 12/01/23	4,240,000	4,271,262
5.750% due 12/01/43	1,810,000	1,919,194
11.000% § ± ~	3,830,000	5,079,538
Credit Agricole SA (France) 8.375% § ± ~	7,290,000	8,310,600
Daimler Finance North America LLC
1.300% due 07/31/15 ~	2,310,000	2,324,456
2.625% due 09/15/16 ~	5,390,000	5,577,055
Ford Motor Credit Co LLC
5.750% due 02/01/21	1,270,000	1,424,198
8.125% due 01/15/20	6,150,000	7,691,965
General Electric Capital Corp
1.625% due 07/02/15	1,970,000	2,002,755
3.750% due 11/14/14	9,000,000	9,271,278
4.375% due 09/16/20	640,000	693,805
5.300% due 02/11/21	940,000	1,051,785
5.875% due 01/14/38	1,570,000	1,788,787
6.000% due 08/07/19	8,010,000	9,404,341
6.150% due 08/07/37	1,105,000	1,289,448
6.875% due 01/10/39	2,440,000	3,137,508
General Motors Financial Co Inc
2.750% due 05/15/16 ~	930,000	943,950
3.250% due 05/15/18 ~	700,000	701,750
4.250% due 05/15/23 ~	800,000	763,000
Goldman Sachs Capital II 4.000% § ±	8,875,000	6,283,500
HSBC Bank USA NA 7.000% due 01/15/39	3,040,000	3,804,460
HSBC Finance Corp 6.676% due 01/15/21	570,000	655,118
Hyundai Capital America 2.125% due 10/02/17 ~	1,370,000	1,361,288
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	4,620,000	4,832,252

	Principal Amount	Value
ING US Inc 2.900% due 02/15/18	$700,000	$716,323
Intesa Sanpaolo SPA (Italy)
3.125% due 01/15/16	1,090,000	1,111,265
3.625% due 08/12/15 ~	2,330,000	2,398,379
JPMorgan Chase & Co
1.100% due 10/15/15	7,930,000	7,963,750
3.375% due 05/01/23	5,330,000	4,969,303
4.250% due 10/15/20	1,230,000	1,304,189
4.350% due 08/15/21	690,000	727,416
4.500% due 01/24/22	2,310,000	2,444,098
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	9,157,144
Lloyds Banking Group PLC (United Kingdom) 5.920% § ± ~	5,900,000	5,693,500
M&T Bank Corp 6.875% ± ~	8,130,000	7,846,726
MetLife Inc 4.750% due 02/08/21	2,370,000	2,562,217
Morgan Stanley
4.750% due 03/22/17	600,000	655,055
5.450% due 01/09/17	5,155,000	5,719,060
National Australia Bank Ltd (Australia) 1.600% due 08/07/15	2,000,000	2,032,684
Nationstar Mortgage LLC 6.500% due 07/01/21	700,000	670,250
Nordea Bank AB (Sweden)
3.700% due 11/13/14 ~	620,000	637,351
4.875% due 05/13/21 ~	6,220,000	6,430,902
QBE Insurance Group Ltd (Australia) 9.750% due 03/14/14 ~	2,026,000	2,058,694
Royal Bank of Scotland Group PLC (United Kingdom)
2.550% due 09/18/15	980,000	1,002,721
4.700% due 07/03/18	580,000	589,575
5.000% due 10/01/14	1,510,000	1,543,398
6.000% due 12/19/23	2,700,000	2,722,599
6.100% due 06/10/23	3,870,000	3,902,570
6.400% due 10/21/19	370,000	426,642
7.640% § ±	1,600,000	1,576,000
7.648% § ±	420,000	443,100
Santander US Debt SAU (Spain)
3.724% due 01/20/15 ~	1,500,000	1,530,237
3.781% due 10/07/15 ~	2,750,000	2,834,937
SLM Corp
3.875% due 09/10/15	5,110,000	5,308,013
8.000% due 03/25/20	3,380,000	3,840,525
Standard Chartered PLC (United Kingdom) 6.409% § ± ~	3,900,000	4,121,813
State Street Corp 4.956% due 03/15/18	10,010,000	10,865,405
Sumitomo Mitsui Banking Corp (Japan)
3.100% due 01/14/16 ~	1,300,000	1,349,607
3.150% due 07/22/15 ~	2,290,000	2,368,902
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	2,090,000	2,580,412
Temasek Financial I Ltd (Singapore) 2.375% due 01/23/23 ~	3,460,000	3,117,007
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 3.850% due 01/22/15 ~	2,110,000	2,177,178
The Goldman Sachs Group Inc
5.250% due 07/27/21	1,030,000	1,128,005
5.750% due 01/24/22	400,000	450,407
5.950% due 01/15/27	3,270,000	3,474,077
6.000% due 05/01/14	960,000	977,224
6.000% due 06/15/20	5,460,000	6,261,834
6.250% due 02/01/41	7,880,000	9,082,882
6.750% due 10/01/37	2,645,000	2,943,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Toyota Motor Credit Corp 1.250% due 10/05/17	$5,450,000	$5,352,761
UBS AG (Switzerland) 2.250% due 01/28/14	1,041,000	1,042,359
Vesey Street Investment Trust I 4.404% due 09/01/16	1,840,000	1,976,741
Wachovia Bank NA 6.000% due 11/15/17	2,800,000	3,232,443
Wachovia Capital Trust III 5.570% § ±	6,950,000	6,394,000
Wells Fargo & Co
1.500% due 01/16/18	1,730,000	1,719,724
3.450% due 02/13/23	2,980,000	2,818,365
3.676% due 06/15/16 §	2,830,000	3,014,810
4.600% due 04/01/21	6,240,000	6,842,353
5.375% due 11/02/43	2,030,000	2,079,217
5.606% due 01/15/44 ~	2,367,000	2,459,138
ZFS Finance USA Trust II 6.450% due 12/15/65 § ~	2,565,000	2,757,375

		385,091,603

Health Care - 2.5%
AbbVie Inc
1.750% due 11/06/17	5,730,000	5,723,027
2.900% due 11/06/22	3,500,000	3,272,419
Catholic Health Initiatives 4.350% due 11/01/42	420,000	364,437
Express Scripts Holding Co 3.500% due 11/15/16	10,520,000	11,128,708
Fresenius Medical Care US Finance Inc 5.750% due 02/15/21 ~	1,830,000	1,948,950
Fresenius Medical Care US Finance II Inc 5.875% due 01/31/22 ~	890,000	943,400
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	2,455,000	3,005,426
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	3,600,000	3,396,438
HCA Inc
6.500% due 02/15/20	1,200,000	1,321,500
7.500% due 02/15/22	3,060,000	3,366,000
Humana Inc 3.150% due 12/01/22	930,000	861,204
Mallinckrodt International Finance SA (Luxembourg)
3.500% due 04/15/18 ~	460,000	451,494
4.750% due 04/15/23 ~	1,540,000	1,421,790
Medtronic Inc
3.125% due 03/15/22	430,000	417,940
4.450% due 03/15/20	2,110,000	2,312,950
Perrigo Co PLC (Ireland) 4.000% due 11/15/23 ~	1,850,000	1,815,679
Pfizer Inc
6.200% due 03/15/19	400,000	474,461
7.200% due 03/15/39	4,000,000	5,377,552
Roche Holdings Inc 6.000% due 03/01/19 ~	2,187,000	2,560,859
Tenet Healthcare Corp
4.500% due 04/01/21	840,000	799,050
6.000% due 10/01/20 ~	2,640,000	2,760,450
Teva Pharmaceutical Finance Co BV (Netherlands) 3.650% due 11/10/21	200,000	196,223
Teva Pharmaceutical Finance IV BV (Netherlands) 3.650% due 11/10/21	1,440,000	1,412,807
Thermo Fisher Scientific Inc
3.600% due 08/15/21	1,590,000	1,576,223
5.300% due 02/01/44	320,000	323,652

	Principal Amount	Value
UnitedHealth Group Inc
1.625% due 03/15/19	$1,820,000	$1,753,777
3.875% due 10/15/20	2,110,000	2,226,107
5.700% due 10/15/40	10,000	10,958
5.800% due 03/15/36	660,000	726,193
6.875% due 02/15/38	1,000,000	1,245,726
WellPoint Inc
1.250% due 09/10/15	1,210,000	1,218,919
3.125% due 05/15/22	2,050,000	1,923,273
3.700% due 08/15/21	1,610,000	1,604,523
7.000% due 02/15/19	3,860,000	4,582,584
Zoetis Inc 3.250% due 02/01/23	730,000	683,276

		73,207,975

Industrials - 1.9%
ABB Finance USA Inc 4.375% due 05/08/42	170,000	155,826
Aguila 3 SA (Luxembourg) 7.875% due 01/31/18 ~	820,000	873,300
Air 2 US (Cayman) 8.027% due 10/01/20 ~	1,478,839	1,537,993
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,527,049
CSC Holdings LLC 6.750% due 11/15/21	2,035,000	2,202,888
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	4,036,498	4,551,152
Eaton Corp
1.500% due 11/02/17	2,000,000	1,961,638
2.750% due 11/02/22	6,899,000	6,438,009
4.150% due 11/02/42	2,040,000	1,812,656
General Electric Co
0.850% due 10/09/15	2,180,000	2,191,140
5.250% due 12/06/17	3,535,000	4,003,345
International Lease Finance Corp
6.500% due 09/01/14 ~	2,080,000	2,158,000
6.750% due 09/01/16 ~	5,660,000	6,339,200
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	3,944,611
Raytheon Co 3.125% due 10/15/20	1,680,000	1,682,370
The Boeing Co 4.875% due 02/15/20	4,110,000	4,583,480
UAL Pass-Through Trust 9.750% due 07/15/18	513,922	591,011
United Airlines Inc 6.750% due 09/15/15 ~	2,225,000	2,305,656
United Technologies Corp
4.500% due 04/15/20	2,130,000	2,317,843
4.500% due 06/01/42	1,880,000	1,826,091
Waste Management Inc 7.375% due 05/15/29	1,510,000	1,837,617

		54,840,875

Information Technology - 0.3%
Activision Blizzard Inc 5.625% due 09/15/21 ~	1,480,000	1,535,500
Freescale Semiconductor Inc 10.125% due 12/15/16	816,000	834,360
National Semiconductor Corp 6.600% due 06/15/17	380,000	444,277
Oracle Corp 1.200% due 10/15/17	4,990,000	4,912,875

		7,727,012

Materials - 3.4%
ArcelorMittal (Luxembourg) 5.000% due 02/25/17	1,330,000	1,433,075
Ardagh Packaging Finance PLC (Ireland) 4.875% due 11/15/22 ~	1,340,000	1,333,300

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Ball Corp
4.000% due 11/15/23	$650,000	$585,000
5.000% due 03/15/22	3,950,000	3,930,250
Barrick Gold Corp (Canada)
3.850% due 04/01/22	810,000	729,735
4.100% due 05/01/23	4,730,000	4,276,847
6.950% due 04/01/19	2,470,000	2,852,781
Barrick North America Finance LLC 4.400% due 05/30/21	3,500,000	3,370,899
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	1,070,000	1,063,988
5.000% due 09/30/43	2,320,000	2,359,410
6.500% due 04/01/19	6,830,000	8,193,439
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	2,625,000	2,567,061
Cliffs Natural Resources Inc
3.950% due 01/15/18	2,150,000	2,172,139
4.800% due 10/01/20	1,610,000	1,600,614
Eagle Spinco Inc 4.625% due 02/15/21 ~	1,920,000	1,888,800
Ecolab Inc 4.350% due 12/08/21	1,270,000	1,317,297
FMG Resources Property Ltd (Australia)
6.375% due 02/01/16 ~	540,000	560,250
6.875% due 04/01/22 ~	700,000	766,500
7.000% due 11/01/15 ~	402,000	417,829
Freeport-McMoRan Copper & Gold Inc
2.375% due 03/15/18	810,000	808,453
3.100% due 03/15/20	2,530,000	2,458,717
Georgia-Pacific LLC 7.700% due 06/15/15	780,000	854,336
LyondellBasell Industries NV (Netherlands)
5.000% due 04/15/19	885,000	983,518
6.000% due 11/15/21	490,000	563,716
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	692,607
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	3,700,000	3,774,921
2.500% due 05/20/16	1,410,000	1,454,827
3.750% due 09/20/21	2,320,000	2,342,961
4.125% due 05/20/21	1,120,000	1,162,099
9.000% due 05/01/19	3,750,000	4,898,996
Rock Tenn Co
3.500% due 03/01/20	1,020,000	1,003,553
4.000% due 03/01/23	1,330,000	1,270,699
Southern Copper Corp 5.250% due 11/08/42	7,320,000	5,954,549
Steel Dynamics Inc 7.625% due 03/15/20	1,700,000	1,850,875
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	10,949,000	10,678,155
6.875% due 11/21/36	4,520,000	4,677,942
8.250% due 01/17/34	1,205,000	1,396,756
Vedanta Resources PLC (United Kingdom)
8.750% due 01/15/14 ~	2,288,000	2,299,440
9.500% due 07/18/18 ~	1,100,000	1,226,500
Xstrata Finance Canada Ltd (Canada)
2.050% due 10/23/15 ~	4,270,000	4,326,257
2.700% due 10/25/17 ~	3,860,000	3,905,706
5.800% due 11/15/16 ~	820,000	903,985

		100,908,782

Telecommunication Services - 3.1%
America Movil SAB de CV (Mexico)
5.000% due 03/30/20	2,940,000	3,195,386
5.625% due 11/15/17	1,500,000	1,696,439
AT&T Inc
2.500% due 08/15/15	800,000	821,683
3.875% due 08/15/21	2,750,000	2,786,842
4.450% due 05/15/21	390,000	410,719
5.500% due 02/01/18	3,625,000	4,082,616

	Principal Amount	Value
Cellco Partnership 8.500% due 11/15/18	$4,805,000	$6,087,152
Deutsche Telekom International Finance BV (Netherlands)
5.750% due 03/23/16	3,300,000	3,624,984
6.750% due 08/20/18	1,545,000	1,832,404
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23 ~	850,000	811,750
7.250% due 04/01/19	2,088,000	2,265,480
7.500% due 04/01/21	2,520,000	2,790,900
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	906,287
SoftBank Corp (Japan) 4.500% due 04/15/20 ~	3,520,000	3,449,600
Sprint Capital Corp 8.750% due 03/15/32	3,899,000	4,201,173
Sprint Communications Inc 9.000% due 11/15/18 ~	1,870,000	2,258,025
Sprint Corp 7.875% due 09/15/23 ~	990,000	1,066,725
Telecom Italia Capital SA (Luxembourg) 7.175% due 06/18/19	160,000	180,400
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	2,280,000	2,425,195
5.462% due 02/16/21	370,000	390,855
5.877% due 07/15/19	350,000	390,945
6.221% due 07/03/17	150,000	169,411
6.421% due 06/20/16	250,000	279,195
tw telecom holdings Inc 5.375% due 10/01/22	1,070,000	1,053,950
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	2,340,000	2,497,950
Verizon Communications Inc
1.250% due 11/03/14	3,000,000	3,018,030
4.500% due 09/15/20	5,520,000	5,911,374
5.150% due 09/15/23	15,040,000	16,153,862
6.350% due 04/01/19	300,000	352,833
6.400% due 09/15/33	9,220,000	10,606,052
6.550% due 09/15/43	5,380,000	6,295,773

		92,013,990

Utilities - 1.9%
AEP Texas Central Transition Funding LLC 5.306% due 07/01/21	2,500,000	2,855,743
AES Corp
4.875% due 05/15/23	1,170,000	1,099,800
7.375% due 07/01/21	580,000	656,850
8.000% due 06/01/20	2,530,000	2,972,750
Calpine Corp
5.875% due 01/15/24 ~	470,000	461,775
7.500% due 02/15/21 ~	3,022,000	3,312,868
Dominion Resources Inc
5.150% due 07/15/15	4,500,000	4,789,944
5.200% due 08/15/19	2,300,000	2,578,286
DPL Inc 7.250% due 10/15/21	550,000	559,625
Duke Energy Corp 3.550% due 09/15/21	1,050,000	1,050,572
Energy Future Intermediate Holding Co LLC 10.000% due 12/01/20	5,200,000	5,551,000
FirstEnergy Corp
2.750% due 03/15/18	1,360,000	1,337,001
4.250% due 03/15/23	5,100,000	4,755,566
7.375% due 11/15/31	11,550,000	12,552,043
MidAmerican Energy Holdings Co
6.125% due 04/01/36	601,000	682,910
6.500% due 09/15/37	2,400,000	2,788,255
Pacific Gas & Electric Co
6.050% due 03/01/34	3,052,000	3,496,716
8.250% due 10/15/18	930,000	1,163,769

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
PacifiCorp 5.650% due 07/15/18	$1,860,000	$2,137,780
Virginia Electric & Power Co 6.350% due 11/30/37	1,680,000	2,025,272

		56,828,525

Total Corporate Bonds & Notes (Cost $1,067,767,686)		1,112,120,310

SENIOR LOAN NOTES - 3.2%
Consumer Discretionary - 1.4%
Aramark Corp Term D 4.000% due 09/09/19 §	2,070,000	2,082,488
Caesars Entertainment Operating Co Term B6 5.488% due 01/26/18 §	1,437,099	1,375,008
CCM Merger Inc Term B 5.000% due 03/01/17 §	1,434,590	1,450,729
Charter Communications Operating LLC Term E
3.000% due 07/01/20 §	1,990,000	1,975,386
Term F
3.000% due 01/04/21 §	1,044,750	1,037,176
Dunkin’ Brands Inc Term B3 3.750% due 02/14/20 §	3,033,249	3,048,145
Hilton Worldwide Finance LLC Term B2 3.750% due 10/26/20 §	1,263,158	1,274,737
J Crew Group Inc Term B1 4.000% due 03/07/18 §	596,939	601,225
Landry’s Inc Term B 4.000% due 04/24/18 §	1,910,305	1,925,587
Language Line LLC Term B 6.250% due 06/20/16 §	1,655,237	1,652,134
McGraw-Hill Global Education Holdings LLC 9.000% due 03/22/19 §	977,185	997,706
Michaels Stores Inc 3.750% due 01/28/20 §	2,388,000	2,400,867
Party City Holdings Inc Term B 4.250% due 07/29/19 §	2,233,719	2,245,725
Phillips-Van Heusen Corp Term B 3.250% due 02/13/20 §	1,066,138	1,072,801
ServiceMaster Co 4.250% due 01/31/17 §	4,950,000	4,896,619
The Gymboree Corp 1.000% due 02/23/18 §	2,875,859	2,695,399
Univision Communications Inc 4.500% due 03/02/20 §	2,855,201	2,875,084
Virgin Media Investment Holdings Ltd Term B (United Kingdom) 3.500% due 06/08/20 §	2,820,000	2,829,399
Visant Corp Term B 5.250% due 12/22/16 §	1,456,574	1,440,643
Wendy’s International Inc Term B 3.250% due 05/15/19 §	3,062,389	3,069,772

		40,946,630

Consumer Staples - 0.4%
Del Monte Foods Co 4.000% due 03/08/18 §	3,429,796	3,443,563
H.J. Heinz Co
Term B1
3.250% due 06/07/19 §	686,550	691,355
Term B2
3.500% due 06/05/20 §	2,288,500	2,308,904
Supervalu Inc Term B 5.000% due 03/21/19 §	3,086,419	3,121,783
The Sun Products Corp 5.500% due 03/23/20 §	994,987	945,238

		10,510,843

	Principal Amount	Value
Financials - 0.2%
First Data Corp
4.164% due 09/24/18 §	$1,000,000	$1,002,569
Term B
4.164% due 03/23/18 §	3,257,313	3,265,254
Windsor Financing LLC Term B 6.250% due 12/05/17 §	945,783	974,157

		5,241,980

Health Care - 0.1%
Par Pharmaceutical Cos Inc Term B 4.250% due 09/30/19 §	3,164,020	3,186,168

Industrials - 0.7%
ADS Waste Holdings Inc Term B 4.250% due 10/09/19 §	1,452,663	1,462,910
American Airlines Inc 3.750% due 06/27/19 §	1,691,500	1,708,415
BakerCorp International Inc 4.250% due 02/14/20 §	985,000	982,948
CSC Holdings Inc Term B 2.669% due 04/17/20 §	2,985,000	2,960,213
FGI Operating Co LLC 5.500% due 04/19/19 §	1,970,944	1,993,117
Gardner Denver Inc 4.250% due 07/30/20 §	2,523,675	2,531,562
Nielsen Finance LLC Term E 2.918% due 05/02/16 §	3,340,305	3,353,296
Schaeffler AG Term C (Germany) 4.250% due 01/27/17 §	2,000,000	2,019,750
Silver II US Holdings LLC 4.000% due 12/13/19 §	2,900,725	2,906,616

		19,918,827

Information Technology - 0.0%
SunGard Data Systems Inc Term E 4.000% due 03/09/20 §	1,532,281	1,546,407

Materials - 0.1%
FMG Resources Property Ltd Term B (Australia) 4.250% due 06/28/19 §	1,970,075	2,000,036

Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA Term B1 (Luxembourg) 3.750% due 04/02/18 §	2,898,513	2,914,130
Telesat LLC Term B2 3.500% due 03/28/19 §	1,477,584	1,485,589
Windstream Corp Term B4 3.500% due 01/23/20 §	925,327	928,214

		5,327,933

Utilities - 0.1%
Equipower Resources Holdings LLC (1st Lien) 4.250% due 12/21/18 §	1,219,175	1,225,779
NRG Energy Inc Term B 2.750% due 07/02/18 §	2,984,962	2,982,061

		4,207,840

Total Senior Loan Notes (Cost $92,810,088)		92,886,664

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 38.7%

Collateralized Mortgage Obligations - Commercial - 2.9%

ACRE Commercial Mortgage Trust
3.167% due 06/15/30 " §	$750,000	$751,852
4.567% due 06/15/30 " §	1,940,000	1,945,919
Banc of America Commercial Mortgage Trust
5.421% due 09/10/45 " §	1,119,000	1,207,697
5.448% due 09/10/47 "	480,000	514,605
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 §	3,570,000	3,399,427
Citigroup Commercial Mortgage Trust 2.110% due 01/12/30 "	1,466,212	1,471,641
COBALT CMBS Commercial Mortgage Trust 5.526% due 04/15/47 " §	1,225,000	1,356,149
Commercial Mortgage Trust
2.822% due 10/15/45 "	290,000	273,039
2.972% due 08/10/46 "	1,300,000	1,333,022
2.987% due 04/12/35 " §	880,000	812,602
4.046% due 10/10/46 "	3,460,000	3,499,150
4.300% due 10/10/46 "	1,030,000	1,037,686
4.715% due 10/10/46 " §	2,186,000	2,273,099
4.762% due 10/10/46 " §	450,000	451,552
5.086% due 10/10/46 " §	220,000	218,212
5.172% due 10/10/46 " § ~	843,000	750,734
5.820% due 07/10/38 " §	2,041,000	2,231,026
Credit Suisse Commercial Mortgage Trust 5.614% due 01/15/49 " §	2,704,000	2,878,258
DBUBS Mortgage Trust (IO) 1.432% due 08/10/44 " § ~	12,961,126	442,149
Extended Stay America Trust 2.958% due 12/05/31 " ~	1,090,000	1,060,259
GS Mortgage Securities Trust 4.040% due 07/10/46 " §	850,000	872,313
4.271% due 11/10/46 "	7,230,000	7,427,455
4.649% due 11/10/46 "	2,060,000	2,126,225
5.161% due 11/10/46 " §	1,680,000	1,731,759
GS Mortgage Securities Trust (IO) 1.721% due 08/10/44 " § ~	5,680,986	404,273
JPMBB Commercial Mortgage Securities Trust
4.420% due 11/15/45 "	2,300,000	2,357,930
4.887% due 01/15/47 " §	510,000	514,899
5.081% due 11/15/45 " §	950,000	958,650
5.081% due 11/15/45 " § ~	1,120,000	1,012,404
JPMorgan Chase Commercial Mortgage Securities Trust
1.567% due 10/15/30 " § ~	3,590,000	3,600,332
2.717% due 10/15/30 " § ~	2,750,000	2,756,449
5.336% due 05/15/47 "	2,000,000	2,192,257
5.874% due 02/12/51 " §	1,400,000	1,586,442
5.930% due 02/12/51 " §	400,000	450,790
LB Commercial Mortgage Trust 5.884% due 07/15/44 " §	1,390,000	1,545,871
LB-UBS Commercial Mortgage Trust 6.164% due 09/15/45 " §	960,000	1,099,018
Merrill Lynch Mortgage Trust 5.841% due 06/12/50 " §	140,000	155,396
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.378% due 08/12/48 "	5,570,000	6,074,851
Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/46 "	1,280,000	1,201,297
3.214% due 02/15/46 "	1,354,000	1,265,341
3.456% due 05/15/46 "	1,330,000	1,260,701

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust (IO) 1.887% due 08/15/45 " § ~	$10,659,322	$1,008,974
RBSCF Trust 3.834% due 01/13/32 " § ~	8,390,000	8,260,274
UBS-Barclays Commercial Mortgage Trust 3.317% due 12/10/45 " ~	1,150,000	1,082,139
Wachovia Bank Commercial Mortgage Trust
5.383% due 12/15/43 "	1,220,000	1,315,272
5.500% due 04/15/47 "	3,240,000	3,586,753
Wells Fargo Commercial Mortgage Trust 4.218% due 07/15/46 " §	630,000	649,704
WFRBS Commercial Mortgage Trust (IO)
1.120% due 02/15/44 " § ~	16,010,934	626,796
1.591% due 06/15/45 " § ~	3,209,750	307,350

		85,339,993

Collateralized Mortgage Obligations - Residential - 15.0%
Adjustable Rate Mortgage Trust
0.415% due 03/25/36 " §	833,316	540,109
2.577% due 07/25/35 " §	984,362	905,150
2.702% due 10/25/35 " §	10,260,000	8,812,488
Alternative Loan Trust
0.465% due 12/25/35 " §	3,095,362	2,529,109
6.000% due 03/25/27 "	420,299	388,180
6.500% due 09/25/34 "	1,200,495	1,202,682
6.500% due 09/25/36 "	3,331,202	2,780,488
Bear Stearns ALT-A Trust
0.685% due 11/25/35 " §	5,605,852	4,045,099
0.865% due 01/25/35 " §	6,671,589	6,333,693
Bear Stearns ARM Trust 2.651% due 10/25/36 " §	497,703	421,237
Bear Stearns Asset-Backed Securities I Trust 22.952% due 03/25/36 " §	4,041,158	4,627,938
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.345% due 08/25/47 " § ~	1,182,223	813,260
0.365% due 01/25/36 " § ~	15,047	13,230
0.395% due 07/25/36 " § ~	168,939	147,901
0.455% due 10/25/35 " § ~	44,524	39,765
0.465% due 08/25/35 " § ~	19,238	17,542
Citigroup Mortgage Loan Trust
2.380% due 02/25/36 " § ~	2,350,434	2,362,512
2.769% due 04/25/37 " §	2,439,492	2,003,799
6.500% due 10/25/36 " ~	3,825,679	2,991,578
CitiMortgage Alternative Loan Trust 6.000% due 01/25/37 "	6,855,848	5,568,278
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35 "	3,342,881	3,345,311
5.750% due 02/25/37 "	13,234,239	11,861,927
Fannie Mae
0.515% due 05/25/34 " §	1,408,846	1,408,374
4.000% due 04/25/40 - 07/25/40 "	37,500,000	38,227,339
5.500% due 04/25/42 "	11,254,011	12,302,716
6.000% due 05/25/42 "	5,043,080	5,528,847
6.500% due 06/25/39 - 07/25/42 "	11,046,315	12,159,360
7.000% due 05/25/42 "	2,132,248	2,374,644
Fannie Mae (IO)
3.000% due 11/25/26 - 04/25/32 "	27,778,955	3,549,840
3.500% due 11/25/41 "	5,011,710	1,085,681
4.000% due 11/25/39 "	2,023,069	386,340
4.500% due 11/25/39 "	1,455,159	268,182
5.000% due 01/25/38 - 01/25/39 "	2,831,245	522,517
5.000% due 01/25/39 " §	844,075	160,064
5.500% due 01/25/39 " §	867,935	166,307
5.785% due 09/25/41 " §	9,661,397	1,502,500
5.935% due 07/25/40 - 09/25/42 " §	4,979,710	948,251

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
5.985% due 03/25/42 - 03/25/43 " §	$18,485,415	$3,923,419
6.000% due 01/25/38 - 07/25/38 "	3,982,500	723,598
6.035% due 11/25/39 " §	1,301,826	265,091
6.315% due 04/25/40 " §	2,305,742	371,146
6.365% due 12/25/40 - 01/25/41 " §	4,525,644	636,795
6.385% due 07/25/39 " §	2,236,710	405,369
6.435% due 11/25/36 - 07/25/42 " §	4,460,412	864,822
6.475% due 07/25/41 " §	2,083,636	328,203
6.485% due 09/25/40 - 03/25/42 " §	9,425,091	1,575,505
6.515% due 07/25/41 " §	4,140,448	552,768
Fannie Mae (PO) 0.273% due 03/25/42 "	645,339	581,101
Freddie Mac
0.517% due 04/15/33 " §	353,111	353,203
1.167% due 02/15/32 " §	209,271	213,595
3.500% due 10/15/37 "	2,700,000	2,631,952
4.000% due 12/15/39 "	10,346,417	10,742,157
5.000% due 02/15/30 - 03/15/35 "	26,111,710	28,167,381
5.500% due 07/15/34 "	10,243,727	10,993,946
6.000% due 05/15/36 "	7,840,142	8,697,602
Freddie Mac (IO)
3.000% due 09/15/31 "	5,041,912	801,027
3.500% due 06/15/27 "	8,806,663	1,285,878
5.783% due 10/15/41 - 06/15/42 " §	6,099,893	1,219,381
5.863% due 09/15/37 " §	2,805,923	421,247
5.883% due 08/15/39 - 08/15/42 " §	5,396,626	891,223
5.933% due 12/15/42 " §	2,387,237	550,401
5.983% due 08/15/32 - 11/15/42 " §	7,635,029	1,701,778
6.033% due 05/15/39 - 05/15/40 " §	11,407,712	2,297,069
6.063% due 01/15/40 " §	871,661	116,006
6.083% due 09/15/42 " §	2,598,031	521,412
6.123% due 11/15/36 " §	1,490,261	206,725
6.433% due 11/15/41 " §	4,573,986	870,349
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
0.903% due 09/25/22 " §	6,078,245	363,759
1.039% due 01/25/20 " §	11,224,141	568,200
1.217% due 04/25/20 " §	32,721,056	1,858,409
1.379% due 06/25/21 " §	10,827,163	801,259
1.446% due 12/25/21 " §	7,129,630	620,232
1.490% due 08/25/20 " §	12,221,122	892,411
1.512% due 06/25/22 " §	4,335,630	426,179
1.575% due 10/25/21 " §	6,053,767	578,922
1.665% due 06/25/20 " §	21,202,490	1,699,496
1.666% due 07/25/21 " §	14,943,029	1,468,862
2.083% due 05/25/18 " §	23,800,864	1,888,848
Government National Mortgage Association
0.519% due 08/20/58 " §	22,548,830	22,416,908
0.669% due 03/20/61 " §	3,234,346	3,231,256
1.164% due 05/20/60 " §	882,826	897,612
2.000% due 12/16/49 "	4,790,000	4,771,563
2.250% due 03/16/35 "	3,989,362	3,998,085
2.900% due 02/16/44 - 06/16/44 " §	15,159,946	15,498,084
4.500% due 07/20/39 - 10/20/39 "	18,800,000	20,012,341
5.000% due 07/20/39 - 04/16/40 "	10,600,000	11,471,543
Government National Mortgage Association (IO)
0.891% due 08/16/52 " §	9,321,265	611,913
0.950% due 06/16/55 " §	9,697,770	639,631
3.500% due 04/20/27 - 02/20/38 "	10,690,312	1,526,188
5.000% due 11/20/36 "	3,056,770	238,874
5.933% due 08/16/42 " §	3,040,117	514,464
5.963% due 02/16/36 " §	3,973,255	528,958
6.183% due 11/20/39 " §	1,893,076	293,709
6.313% due 04/20/40 " §	608,740	120,342
6.333% due 03/20/39 " §	1,365,877	221,503
6.383% due 04/16/34 " §	421,573	26,569
6.483% due 01/20/40 " §	967,329	166,973

	Principal Amount	Value
GSMPS Mortgage Loan Trust
0.515% due 01/25/35 " § ~	$4,483,932	$3,792,496
0.515% due 03/25/35 " § ~	1,717,356	1,468,666
0.515% due 09/25/35 " § ~	5,115,982	4,283,601
GSR Mortgage Loan Trust 2.651% due 07/25/35 " §	1,000,000	935,487
GSR Mortgage Loan Trust (IO) 6.385% due 10/25/36 " §	2,950,179	606,991
Homestar Mortgage Acceptance Corp 0.715% due 01/25/35 " §	1,423,248	1,408,014
Impac CMB Trust 0.425% due 11/25/35 " §	4,973,208	3,821,910
IndyMac INDX Mortgage Loan Trust
0.405% due 06/25/37 " §	4,483,547	3,996,217
0.425% due 06/25/35 " §	3,438,995	3,052,239
JP Morgan Mortgage Trust 2.756% due 08/25/35 " §	2,400,000	2,279,203
Lehman Mortgage Trust 6.000% due 05/25/37 "	1,009,037	974,933
Lehman Structured Securities Corp 0.505% due 09/26/45 " § ~	4,569,351	3,561,644
MASTR Adjustable Rate Mortgages Trust 2.644% due 04/21/34 " §	3,795,465	3,903,473
MASTR Reperforming Loan Trust
0.525% due 07/25/35 " § ~	6,795,317	5,812,429
7.000% due 08/25/34 " ~	2,374,730	2,466,293
Merrill Lynch Mortgage Investors Trust 2.521% due 06/25/35 " §	4,000,000	3,796,480
Morgan Stanley Mortgage Loan Trust
2.584% due 07/25/35 " §	2,941,497	2,406,701
2.693% due 07/25/34 " §	1,308,149	1,289,925
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 " ~	3,226,456	3,376,690
RAAC Trust 6.000% due 09/25/34 "	295,804	297,246
RBSSP Resecuritization Trust 3.141% due 12/26/35 " § ~	1,277,693	1,286,620
Residential Asset Securitization Trust
0.665% due 07/25/36 " §	994,687	672,034
6.000% due 08/25/36 "	2,478,294	2,144,242
Structured Adjustable Rate Mortgage Loan Trust
0.465% due 08/25/37 " §	3,266,650	2,633,296
2.446% due 05/25/34 " §	2,036,130	2,027,049
5.090% due 05/25/36 " §	6,009,752	5,071,329
5.479% due 05/25/36 " §	4,228,386	3,540,123
Wachovia Mortgage Loan Trust 0.345% due 01/25/37 " §	1,519,591	1,036,925
WaMu Mortgage Pass-Through Certificates Trust
0.455% due 10/25/45 " §	4,971,069	4,639,763
0.485% due 08/25/45 " §	7,818,680	7,584,593
0.738% due 07/25/44 " §	671,930	647,755
0.839% due 03/25/47 " §	7,192,278	5,675,161
1.831% due 10/25/36 " §	2,477,728	1,979,532
2.423% due 09/25/33 " §	466,204	471,574
2.446% due 10/25/33 " §	4,284,147	4,319,161
2.487% due 02/25/33 " §	1,362,326	1,344,653
4.784% due 07/25/37 " §	7,525,913	6,910,008
6.000% due 07/25/36 "	1,319,874	975,161
Wells Fargo Mortgage Loan Trust 2.757% due 08/27/35 " § ~	3,915,625	3,987,151
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 "	3,930,720	3,725,285
6.000% due 08/25/37 "	2,961,323	2,811,213

		440,618,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Fannie Mae - 11.2%
2.500% due 01/01/28 - 02/01/28 "	$5,029,613	$4,996,450
3.000% due 01/01/29 - 02/01/43 "	61,854,534	61,035,117
3.500% due 01/01/29 - 01/01/44 "	50,113,470	49,670,612
4.000% due 10/01/42 - 01/01/44 "	81,959,044	84,364,288
4.500% due 04/01/23 - 01/01/44 "	69,093,819	73,481,101
5.000% due 07/01/33 - 05/01/42 "	25,289,257	27,620,408
5.500% due 04/01/37 - 11/01/38 "	8,326,021	9,161,241
6.000% due 04/01/33 - 08/01/37 "	1,435,468	1,613,847
6.500% due 05/01/40 "	9,377,072	10,486,280
7.000% due 02/01/39 "	4,588,375	5,159,320

		327,588,664

Freddie Mac - 3.1%
2.433% due 11/01/36 " §	590,777	634,086
3.500% due 01/01/29 - 01/01/44 "	11,778,327	11,679,208
4.000% due 10/01/25 - 04/01/43 "	23,729,108	24,958,755
4.500% due 01/01/44 "	8,200,000	8,678,867
5.000% due 12/01/35 - 03/01/38 "	11,216,147	12,105,584
5.370% due 06/01/37 " §	46,365	49,909
5.395% due 07/01/37 " §	380,215	403,167
5.462% due 06/01/37 " §	134,540	143,238
5.497% due 06/01/37 " §	1,573,027	1,654,305
5.500% due 08/01/37 - 12/01/38 "	6,450,731	7,046,851
5.918% due 01/01/37 " §	115,407	123,879
6.000% due 10/01/36 - 11/01/39 "	15,987,051	17,707,305
6.500% due 09/01/39 "	2,867,604	3,203,411
7.000% due 03/01/39 "	1,286,736	1,417,549

		89,806,114

Government National Mortgage Association - 6.5%
0.812% due 08/20/60 " §	1,019,804	1,015,108
3.500% due 01/01/44 "	73,600,000	74,254,878
4.000% due 01/01/44 "	11,200,000	11,648,438
4.500% due 01/20/40 - 07/20/41 "	40,734,293	43,712,167
5.000% due 01/15/40 - 11/20/40 "	29,992,617	33,032,637
5.500% due 06/15/36 "	1,130,492	1,255,151
6.000% due 06/20/35 - 03/20/42 "	20,585,453	23,144,875
6.500% due 10/20/37 "	2,013,968	2,287,741

		190,350,995

Total Mortgage-Backed Securities (Cost $1,134,740,633)		1,133,704,512

ASSET-BACKED SECURITIES - 4.0%
ACE Securities Corp Home Equity Loan Trust 0.945% due 04/25/34 " §	2,308,686	2,162,921
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates 1.185% due 04/25/34 " §	2,115,515	1,888,279
Argent Securities Inc Asset-Backed Pass-Through Certificates 1.065% due 10/25/34 " §	6,950,000	6,393,701
Asset-Backed Pass-Through Certificates 0.855% due 04/25/34 " §	2,078,924	2,012,149
Asset-Backed Securities Corp Home Equity Loan Trust 0.695% due 06/25/34 " §	1,425,321	1,418,583
Avis Budget Rental Car Funding AESOP LLC
1.920% due 09/20/19 " ~	1,770,000	1,737,456
2.100% due 03/20/19 " ~	2,300,000	2,298,367
2.802% due 05/20/18 " ~	2,415,000	2,492,337
2.970% due 02/20/20 " ~	2,540,000	2,589,988
3.150% due 03/20/17 " ~	2,210,000	2,298,299
Bear Stearns Asset-Backed Securities Trust 0.735% due 09/25/34 " §	1,069,364	1,041,917

	Principal Amount	Value
Citigroup Mortgage Loan Trust 0.235% due 05/25/37 " §	$652,157	$483,407
Citigroup Mortgage Loan Trust Inc
0.315% due 08/25/36 " §	717,179	666,908
0.595% due 07/25/35 " §	1,303,116	1,288,487
Countrywide Home Equity Loan Trust 0.317% due 11/15/36 " §	245,409	207,635
Credit-Based Asset Servicing & Securitization LLC 0.945% due 07/25/33 " §	1,492,537	1,392,899
EFS Volunteer No 2 LLC 1.516% due 03/25/36 " § ~	3,800,000	3,840,050
EFS Volunteer No 3 LLC 1.166% due 04/25/33 " § ~	3,200,000	3,149,389
Greenpoint Manufactured Housing
2.929% due 03/18/29 " §	2,250,000	1,938,648
3.556% due 06/19/29 " §	800,000	688,944
3.667% due 02/20/30 " §	825,000	689,313
7.270% due 06/15/29 "	4,240,091	4,283,085
GSAA Home Equity Trust 0.325% due 07/25/36 " §	2,629,437	1,258,260
GSAMP Trust 0.715% due 03/25/34 " §	716,342	717,592
Hertz Vehicle Financing LLC
1.830% due 08/25/19 " ~	2,420,000	2,372,085
5.290% due 03/25/16 " ~	1,310,000	1,370,151
HLSS Servicer Advance Receivables Backed Notes 1.981% due 11/15/46 " ~	4,440,000	4,433,404
Manufactured Housing Contract Trust Pass-Through Certificates
3.667% due 03/13/32 " §	2,350,000	2,103,424
3.670% due 02/20/32 " §	1,525,000	1,389,525
Nelnet Education Loan Funding Inc 1.090% due 02/25/39 " §	3,650,000	3,504,858
Nelnet Student Loan Trust 0.398% due 01/25/37 " §	1,111,425	1,081,993
NovaStar Mortgage Funding Trust 1.225% due 12/25/33 " §	1,604,187	1,501,451
Origen Manufactured Housing Contract Trust
2.368% due 10/15/37 " §	10,739,242	8,755,159
2.381% due 04/15/37 " §	11,074,211	9,287,116
Pamco Cayman Ltd CLO (Cayman) 7.910% due 08/06/14 Y "	2,401,571	696,456
RAMP Trust
0.435% due 10/25/36 " §	4,182,000	3,261,099
0.575% due 11/25/35 " §	2,000,000	1,884,626
5.350% due 02/25/33 " §	2,023,002	1,996,335
RASC Trust 0.315% due 06/25/36 " §	1,818,318	1,796,113
Saxon Asset Securities Trust 0.855% due 05/25/35 " §	2,742,842	2,552,909
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 " ~	6,187,021	6,047,330
SLM Student Loan Trust
0.348% due 01/25/27 " §	4,100,000	4,022,006
0.358% due 01/25/27 " §	3,950,000	3,858,719
0.915% due 05/26/26 " §	2,200,000	2,205,083
Structured Asset Investment Loan Trust 1.165% due 10/25/33 " §	3,581,046	3,386,530
Structured Asset Securities Corp Pass-Through Certificates 3.450% due 02/25/32 "	2,728,119	2,699,306

Total Asset-Backed Securities (Cost $110,950,018)		117,144,292

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 3.0%

Fannie Mae
4.236% due 10/09/19	$ 30,610,000	$ 26,035,397
6.625% due 11/15/30	15,850,000	20,621,959
Financing Corp Strips
1.346% due 08/03/18	960,000	879,567
3.206% due 03/07/19	2,060,000	1,840,274
3.241% due 12/27/18	10,969,000	9,901,113
3.789% due 11/02/18	12,210,000	11,083,371
3.989% due 12/06/18	5,350,000	4,839,407
4.302% due 09/26/19	5,315,000	4,597,220
Tennessee Valley Authority 5.250% due 09/15/39	8,810,000	9,405,803

Total U.S. Government Agency Issues (Cost $89,705,805)		89,204,111

U.S. TREASURY OBLIGATIONS - 6.3%

U.S. Treasury Bonds - 4.7%

2.750% due 08/15/42	93,665,000	73,936,810
2.875% due 05/15/43	78,242,000	63,162,106

		137,098,916

U.S. Treasury Inflation Protected Securities - 1.3%
0.375% due 07/15/23 ^	19,811,854	19,097,537
0.625% due 02/15/43 ^	16,203,605	12,454,626
2.125% due 02/15/40 ^	4,743,922	5,326,347

		36,878,510

U.S. Treasury Notes - 0.2%
0.250% due 08/31/14	2,110,000	2,111,937
0.375% due 11/15/15	1,460,000	1,461,056
1.250% due 11/30/18	690,000	674,879
1.375% due 06/30/18	2,840,000	2,817,700

		7,065,572

U.S. Treasury Strips - 0.1%
7.532% due 02/15/43	14,660,000	4,340,826

Total U.S. Treasury Obligations (Cost $208,614,312)		185,383,824

FOREIGN GOVERNMENT BONDS & NOTES - 6.9%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/14	BRL 4,518,000	1,915,015
10.000% due 01/01/17	49,692,000	19,963,557
10.000% due 01/01/21	5,553,000	2,051,775
Hungary Government (Hungary) 5.750% due 11/22/23	$7,062,000	7,132,620
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	1,490,000	1,354,038
4.875% due 05/05/21 ~	4,160,000	4,139,200
5.375% due 10/17/23 ~	400,000	400,000
5.875% due 03/13/20 ~	260,000	276,120
Italy Buoni Poliennali Del Tesoro (Italy) 3.500% due 12/01/18	EUR 52,427,000	74,821,221
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 714,516,300	55,459,085
10.000% due 12/05/24	14,760,000	1,446,349
Russian Federal (Russia) 7.000% due 01/25/23	RUB 475,000,000	13,965,066
Russian Foreign (Russia) 7.500% due 03/31/30 ~	$6,194,045	7,229,689
South Africa Government (South Africa) 5.875% due 09/16/25	6,925,000	7,222,775

	Principal Amount	Value
Turkey Government (Turkey)
5.625% due 03/30/21	$4,241,000	$ 4,279,169
6.250% due 09/26/22	1,468,000	1,528,188
7.000% due 03/11/19	580,000	637,275
7.500% due 11/07/19	200,000	224,200

Total Foreign Government Bonds & Notes (Cost $213,721,688)		204,045,342

MUNICIPAL BONDS - 1.1%

Arizona State University ‘A’ 5.000% due 07/01/43	420,000	431,987
City of New York NY ‘J’ 5.000% due 08/01/25	550,000	615,208
City of Richmond VA ‘A’
5.000% due 03/01/27	450,000	507,002
5.000% due 03/01/28	470,000	524,826
5.000% due 03/01/29	490,000	542,704
City Public Service Board of San Antonio TX 5.000% due 02/01/43	1,570,000	1,598,590
Georgia State Private Colleges & Universities Authority ‘A’ 5.000% due 10/01/43	940,000	981,943
New Jersey Economic Development Authority 5.000% due 06/15/46	570,000	586,405
New Jersey State Turnpike Authority ‘A’ 5.000% due 01/01/43	660,000	670,487
New Jersey Transportation Trust Fund Authority ‘A’ 5.000% due 06/15/42	1,010,000	1,017,716
New Jersey Transportation Trust Fund Authority ‘AA’ 5.000% due 06/15/38	1,470,000	1,490,183
New York City Transitional Finance Authority Revenue NY ‘A-1’ 5.000% due 11/01/42	930,000	964,298
New York City Water & Sewer System ‘BB’ 5.000% due 06/15/47	460,000	468,965
New York City Water & Sewer System ‘EE’ 5.000% due 06/15/47	460,000	469,366
New York Liberty Development Corp 5.000% due 12/15/41	810,000	822,182
New York State Dormitory Authority ‘A’
5.000% due 12/15/26	390,000	432,994
5.000% due 12/15/27	1,290,000	1,418,716
New York State Urban Development Corp ‘C’ 5.000% due 03/15/27	1,930,000	2,127,053
Northeast Ohio Regional Sewer District 5.000% due 11/15/43	920,000	951,924
Northstar Education Finance Inc MN 1.668% due 01/29/46 §	2,500,000	2,292,500
Ohio State Turnpike Commission ‘A’ 5.000% due 02/15/48	810,000	819,412
Ohio State Turnpike Commission ‘A1’ 5.000% due 02/15/48	1,900,000	1,872,355
Pennsylvania Turnpike Commission ‘C’ 5.000% due 12/01/43	710,000	705,605
Puerto Rico Sales Tax Financing Corp
5.000% due 08/01/40	540,000	414,725
5.250% due 08/01/40	130,000	103,767
5.250% due 08/01/57	260,000	196,846
6.000% due 08/01/42	340,000	254,986
State of California
5.000% due 09/01/23	1,730,000	1,986,957
5.000% due 09/01/25	1,250,000	1,389,513
5.000% due 04/01/42	1,230,000	1,243,985
5.000% due 11/01/43	1,100,000	1,113,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
State of Connecticut ‘C’ 5.000% due 07/15/24	$ 580,000	$ 661,606
Utah Transit Authority 5.000% due 06/15/42	1,680,000	1,682,235

Total Municipal Bonds (Cost $30,961,315)		31,360,604

PURCHASED OPTIONS - 0.0%
(See Note (h) in Notes to Schedule of Investments) (Cost $1,033,872)		641,933

SHORT-TERM INVESTMENTS - 6.2%
U.S. Government Agency Issue - 0.2%
Fannie Mae 0.122% due 02/24/14 ‡	4,840,000	4,839,129

Repurchase Agreements - 6.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $25,627,482; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $26,141,998)	25,627,482	25,627,482
The Royal Bank of Scotland Group PLC 0.005% due 01/02/14 (Dated 12/31/13, repurchase price of $75,000,021; collateralized by U.S. Treasury Notes: 0.875% due 12/31/16 and value $76,500,002)	75,000,000	75,000,000
The Royal Bank of Scotland Group PLC 0.010% due 01/02/14 (Dated 12/31/13, repurchase price of $75,000,042; collateralized by U.S. Treasury Notes: 0.250% due 04/15/16 and value $76,500,000)	75,000,000	75,000,000

		175,627,482

Total Short-Term Investments (Cost $180,466,611)		180,466,611

TOTAL INVESTMENTS - 107.6% (Cost $3,138,039,200)		3,154,762,302

OTHER ASSETS & LIABILITIES, NET - (7.6%)		(223,893,109)

NET ASSETS - 100.0%		$2,930,869,193

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	38.7%
Corporate Bonds & Notes	37.9%
Foreign Government Bonds & Notes	6.9%
U.S. Treasury Obligations	6.3%
Short-Term Investments	6.2%
Asset-Backed Securities	4.0%
Senior Loan Notes	3.2%
U.S. Government Agency Issues	3.0%
Others (each less than 3.0%)	1.4%

	107.6%
Other Assets & Liabilities, Net	(7.6%	)

	100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	1.3%
A-1 (Short-Term Debt only)	5.6%
AA/U.S. Government & Agency Issues	40.7%
A	17.2%
BBB	14.7%
BB	6.8%
B	3.3%
CCC	2.6%
CC	0.4%
D	1.1%
Not Rated	6.3%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	An investment with a value of $696,456 or less than 0.1% of the portfolio’s net assets was in default as of December 31, 2013.

(e)	As of December 31, 2013, an investment with a value of $3,379,392 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Bund (03/14)	324	($959,047)
U.S. Treasury 5-Year Notes (03/14)	1,501	(1,902,715)
U.S. Treasury 30-Year Bonds (03/14)	313	(855,830)

		(3,717,592)

Short Futures Outstanding
Euro FX (03/14)	17	(10,574)
Eurodollar (03/14)	509	(114,529)
Eurodollar (06/14)	294	(103,856)
U.S. Treasury 2-Year Notes (03/14)	49	21,278
U.S. Treasury 10-Year Notes (03/14)	280	361,465
U.S. Treasury 30-Year Bonds (03/14)	305	451,384

		605,168

Total Futures Contracts		($3,112,424)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(g)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	16,550,000	USD	14,999,100	02/14	CIT	($266,198)
EUR	17,543,511	USD	23,547,251	02/14	CIT	586,901
USD	15,585,797	AUD	16,550,000	02/14	CIT	852,896
USD	126,278,028	EUR	93,804,567	02/14	CIT	(2,766,477)
USD	27,471,880	EUR	20,612,000	02/14	MSC	(883,513)
USD	11,079,491	JPY	1,083,500,000	01/14	JPM	789,849
USD	16,609,702	JPY	1,636,529,000	02/14	BRC	1,066,431
USD	20,177,683	JPY	2,000,022,000	02/14	CIT	1,182,063

Total Forward Foreign Currency Contracts						$561,952

(h)	Purchased options outstanding as of December 31, 2013 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - OTC EUR versus USD	$1.35	01/06/14	GSC	$37,440,000	$439,920	$2,104
Call - OTC EUR versus USD	1.36	02/17/14	GSC	44,100,000	381,465	261,392

					$821,385	$263,496

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - 10-Year U.S. Treasury Note Futures (02/14)	$124.00	01/24/14	CME	73	$38,253	$17,109

Put - 30-Year U.S. Treasury Bond Futures (02/14)	131.00	01/24/14	CME	125	174,234	361,328

					$212,487	$378,437

Total Purchased Options					$1,033,872	$641,933

(i)	Transactions in written options for the year ended December 31, 2013 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, December 31, 2012	-	-	$-
Call Options Written	11,208	32,590,000	5,428,310
Put Options Written	6,284	-	3,122,924
Call Options Exercised	(2,436)	(32,590,000)	(1,840,811)
Put Options Exercised	(389)	-	(178,642)
Call Options Expired	(4,233)	-	(1,338,915)
Put Options Expired	(2,727)		(1,503,653)
Call Options Closed	(3,778)	-	(1,825,042)
Put Options Closed	(2,820)	-	(1,288,916)

Outstanding, December 31, 2013	1,109	-	$575,255

(j)	Premiums received and value of written options outstanding as of December 31, 2013 were as follows:

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - 5-Year U.S. Treasury Note Futures (02/14)	$120.00	01/24/14	CME	98	$9,244	($10,719)
Call - 10-Year U.S. Treasury Note Futures (02/14)	125.50	01/24/14	CME	44	9,919	(1,375)
Call - 10-Year U.S. Treasury Note Futures (02/14)	126.00	01/24/14	CME	30	13,262	(469)
Call - 30-Year U.S. Treasury Bond Futures (02/14)	129.00	01/24/14	CME	39	30,951	(28,031)
Call - 30-Year U.S. Treasury Bond Futures (02/14)	130.00	01/24/14	CME	184	123,090	(74,750)
Call - 30-Year U.S. Treasury Bond Futures (02/14)	131.00	01/24/14	CME	145	116,435	(29,453)
Call - 30-Year U.S. Treasury Bond Futures (02/14)	132.00	01/24/14	CME	99	47,647	(9,281)
Call - 10-Year U.S. Treasury Note Futures (02/14)	124.00	02/21/14	CME	122	72,994	(64,812)

					423,542	(218,890)

Put - 10-Year U.S. Treasury Note Futures (02/14)	123.00	01/24/14	CME	98	50,963	(56,656)
Put - 30-Year U.S. Treasury Bond Futures (02/14)	127.00	01/24/14	CME	250	100,750	(132,813)

					151,713	(189,469)

Total Written Options					$575,255	($408,359)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(k)	Swap agreements outstanding as of December 31, 2013 were as follows:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Depreciation
CDX HY 20 5Y Index	5.000%	06/20/18	CME	$7,300,000	($705,648)	($270,830)	($434,818)

Total Swap Agreements					($705,648)	($270,830)	($434,818)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$7,804,099	$7,804,099	$-	$-
	Corporate Bonds & Notes	1,112,120,310	-	1,104,623,463	7,496,847
	Senior Loan Notes	92,886,664	-	92,886,664	-
	Mortgage-Backed Securities	1,133,704,512	-	1,124,429,130	9,275,382
	Asset-Backed Securities	117,144,292	-	110,400,506	6,743,786
	U.S. Government Agency Issues	89,204,111	-	89,204,111	-
	U.S. Treasury Obligations	185,383,824	-	185,383,824	-
	Foreign Government Bonds & Notes	204,045,342	-	204,045,342	-
	Municipal Bonds	31,360,604	-	31,360,604	-
	Short-Term Investments	180,466,611	-	180,466,611	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	4,478,140	-	4,478,140	-
	Purchased Options	263,496	-	263,496	-

	Total Foreign Currency Contracts	4,741,636	-	4,741,636	-

	Interest Rate Contracts
	Futures	834,127	834,127	-	-
	Purchased Options	378,437	378,437	-	-

	Total Interest Rate Contracts	1,212,564	1,212,564	-	-

	Total Assets - Derivatives	5,954,200	1,212,564	4,741,636	-

	Total Assets	3,160,074,569	9,016,663	3,127,541,891	23,516,015

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(705,648)	-	(705,648)	-
	Foreign Currency Contracts
	Futures	(10,574)	(10,574)	-	-
	Forward Foreign Currency Contracts	(3,916,188)	-	(3,916,188)	-

	Total Foreign Currency Contracts	(3,926,762)	(10,574)	(3,916,188)	-

	Interest Rate Contracts
	Futures	(3,935,977)	(3,935,977)	-	-
	Written Options	(408,359)	(408,359)	-	-

	Total Interest Rate Contracts	(4,344,336)	(4,344,336)	-	-

	Total Liabilities - Derivatives	(8,976,746)	(4,354,910)	(4,621,836)	-

	Total Liabilities	(8,976,746)	(4,354,910)	(4,621,836)	-

	Total	$3,151,097,823	$4,661,753	$3,122,920,055	$23,516,015

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 3.9%

Consumer Discretionary - 0.2%

Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	$500,000	$522,500

Consumer Staples - 0.7%
Reynolds Group Issuer Inc 8.500% due 05/15/18	2,000,000	2,120,000

Materials - 1.1%
Hexion US Finance Corp 6.625% due 04/15/20	3,000,000	3,090,000

Telecommunication Services - 1.9%
Intelsat Luxembourg SA (Luxembourg) 8.125% due 06/01/23 ~	5,000,000	5,381,250

Total Corporate Bonds & Notes (Cost $11,227,921)		11,113,750

SENIOR LOAN NOTES - 94.7%
Consumer Discretionary - 24.2%
Acosta Inc Term B 4.250% due 03/02/18 §	1,995,000	1,999,987
Affinia Group Intermediate Holdings Inc Term B2 4.750% due 04/27/20 §	1,492,500	1,511,156
ARG IH Corp Term B 5.000% due 11/15/20 §	500,000	503,282
Brickman Group Holdings Inc (2nd Lien) due 12/17/21 µ	2,166,667	2,220,157
Burlington Coat Factory Warehouse Corp Term B2 4.250% due 02/23/17 §	1,980,000	2,004,750
Caesars Entertainment Operating Co Term B6 5.488% due 01/26/18 §	3,930,000	3,760,200
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/12/20 §	3,000,000	2,988,750
Charter Communications Operating LLC Term F 3.000% due 01/04/21 §	875,600	869,252
CityCenter Holdings LLC Term B 5.000% due 10/16/20 §	500,000	508,257
Clear Channel Communications Inc Term B 3.819% due 01/29/16 §	4,259,576	4,137,646
Term D 6.919% due 01/30/19 §	2,240,424	2,145,206
Federal-Mogul Corp Term B 2.108% due 12/29/14 §	1,427,773	1,409,828
Term C
2.108% due 12/28/15 §	873,034	862,061
Four Seasons Holdings Inc (1st Lien) (Canada) 4.250% due 06/27/20 §	498,750	501,244
Great Wolf Resorts Inc Term B 4.500% due 08/06/20 §	2,985,000	3,002,412
Hilton Worldwide Finance LLC Term B2 3.750% due 10/26/20 §	1,973,684	1,991,777
Hudsons Bay Co (1st Lien) (Canada) 4.750% due 11/04/20 §	1,250,000	1,271,441
Landry’s Inc Term B 4.000% due 04/24/18 §	877,968	884,992

	Principal Amount	Value
Leslie’s Poolmart Inc Term B 4.250% due 10/16/19 §	$1,496,213	$1,504,442
Mediacom Illinois LLC Term E 4.500% due 10/23/17 §	1,736,504	1,740,151
Mitchell International Inc (1st Lien) 4.500% due 10/12/20 §	1,500,000	1,511,875
(2nd Lien)
8.250% due 11/30/20 §	1,750,000	1,778,000
Oceania Cruises Inc Term B 6.750% due 07/02/20 §	2,992,500	3,024,295
Pacific Industrial Services US Finco LLC (1st Lien) 5.000% due 10/02/18 §	1,995,000	2,028,043
Pinnacle Entertainment Inc Term B2 3.750% due 08/13/20 §	746,250	750,914
Playa Resorts Holding BV Term B (Netherlands) 4.750% due 08/06/19 §	997,500	1,012,462
Regent Seven Seas Cruises Inc Term B 4.750% due 12/21/18 §	3,000,000	3,041,250
Scientific Games International Inc Term B 4.250% due 10/18/20 §	3,000,000	3,009,063
ServiceMaster Co
4.250% due 01/31/17 §	1,979,962	1,958,611
4.420% due 01/31/17 §	1,439,043	1,427,351
Spin Holdco Inc Term B 4.250% due 11/14/19 §	3,491,250	3,513,943
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	2,480,000	2,508,676
The Neiman Marcus Group Inc Term B 5.000% due 10/26/20 §	2,500,000	2,535,045
Tribune Co due 11/12/20 µ	2,450,000	2,442,599
Tropicana Entertainment Inc 4.000% due 11/27/20 §	498,750	499,124
ValleyCrest Cos LLC 5.500% due 06/13/19 §	1,492,500	1,495,766
Yonker Racing Corp (1st Lien) 4.250% due 08/16/19 §	750,000	742,950

		69,096,958

Consumer Staples - 10.7%
Albertson’s LLC Term B2 4.750% due 03/21/19 §	3,482,500	3,508,598
Arysta LifeScience Corp (1st Lien) 4.500% due 05/29/20 §	1,741,250	1,754,672
(2nd Lien)
8.250% due 11/30/20 §	500,000	509,212
BJ’s Wholesale Club Inc 4.500% due 09/26/19 §	2,224,353	2,231,992
(2nd Lien) 8.500% due 03/26/20 §	1,300,000	1,329,900
Del Monte Foods Co due 11/06/20 µ	500,000	502,709
Performance Food Group Co (2nd Lien) 6.250% due 11/14/19 §	2,985,000	3,008,632
Reddy Ice Corp (1st Lien) 6.751% due 05/01/19 §	1,989,975	1,988,731
Reynolds Group Holdings Inc 4.000% due 12/03/18 §	1,800,905	1,818,914
Rite Aid Corp (2nd Lien) 4.875% due 06/21/21 §	1,000,000	1,017,083
Smart & Final Stores LLC due 11/15/19 µ	1,994,971	1,996,716
(1st Lien)
4.750% due 11/15/19 §	744,365	745,016
Spectrum Brands Inc 5.500% due 12/17/19 §	985,005	989,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Sprouts Farmers Markets Holdings LLC 4.000% due 04/23/20 §	$1,808,571	$1,815,354
Supervalu Inc Term B 5.000% due 03/21/19 §	2,474,347	2,502,698
US Foods Inc 4.500% due 03/29/19 §	4,975,000	5,020,292

		30,740,449

Energy - 8.5%
Atlas Energy LP Term B 6.500% due 07/31/19 §	498,750	512,466
Chesapeake Energy Corp 5.750% due 12/01/17 §	2,000,000	2,045,000
Citgo Petroleum Corp Term C 9.000% due 06/23/17 §	1,377,751	1,394,973
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	2,459,974	2,533,773
Exco Resources Inc 5.000% due 08/19/19 §	1,990,000	1,998,706
Foresight Energy LLC Term B 5.500% due 08/19/20 §	1,246,875	1,262,461
HGIM Corp Term B 5.500% due 06/18/20 §	3,241,875	3,276,320
Moxie Liberty LLC Term B1 7.500% due 08/20/20 §	1,000,000	1,022,500
Moxie Patriot LLC Term B1 due 12/18/20 µ	500,000	512,500
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	758,365	766,896
Pacific Drilling SA Term B (Luxembourg) 4.500% due 06/04/18 §	3,980,000	4,028,090
Samson Investment Co (2nd Lien) 6.000% due 09/25/18 §	3,000,000	3,015,939
Term B due 09/25/18 µ	1,000,000	1,005,000
Templar Energy LLC (2nd Lien) 8.000% due 11/25/20 §	1,000,000	1,005,625

		24,380,249

Financials - 8.0%
Alliant Holdings I LLC Term B due 12/20/19 µ	498,741	501,312
AmWINS Group LLC 5.000% due 09/06/19 §	1,225,684	1,233,651
Capital Automotive LP Term B 4.000% due 04/10/19 §	2,848,005	2,873,369
Grosvenor Capital Management Term B due 11/25/20 µ	1,500,000	1,501,875
Hub International Ltd Term B 4.750% due 10/02/20 §	2,992,500	3,038,010
ION Trading Technologies SARL (2nd Lien) (Luxembourg) 8.250% due 05/21/21 §	1,000,000	1,015,625
Realogy Corp 4.500% due 03/05/20 §	2,977,500	3,012,393
SAM Finance Lux SARL 4.250% due 12/17/20 §	1,250,000	1,255,209
Stockbridge SBE Holdings LLC Term B 13.000% due 05/02/17 §	2,163,333	2,390,483
TransUnion LLC 4.250% due 02/10/19 §	2,484,560	2,502,574
USI Inc 5.000% due 12/27/19 §	3,482,478	3,502,067

		22,826,568

Health Care - 5.0%
Aptalis Pharma Inc Term B 6.000% due 09/18/20 §	997,500	1,016,203
Biomet Inc Term B 3.670% due 07/25/17 §	2,985,000	3,012,510

	Principal Amount	Value
Convatec Inc 4.000% due 12/22/16 §	$500,000	$503,225
DaVita Inc
Term B
4.500% due 10/20/16 §	1,131,253	1,140,975
Term B2
4.000% due 11/01/19 §	1,071,880	1,080,589
DJO Finance LLC Term B3 4.750% due 09/15/17 §	1,131,429	1,145,571
Quintiles Transnational Holdings Inc Term B3 3.750% due 06/08/18 §	2,100,000	2,101,733
Salix Pharmaceuticals Ltd due 11/07/19 µ	750,000	757,500
Valeant Pharmaceuticals International Inc Term E (Canada) 4.500% due 08/05/20 §	3,478,737	3,505,917

		14,264,223

Industrials - 19.1%
Air Distribution Technologies Inc (1st Lien) 4.250% due 11/09/18 §	2,984,981	3,002,393
(2nd Lien)
9.250% due 05/11/20 §	1,000,000	1,021,250
Alixpartners LLP (2nd Lien) 9.000% due 07/12/21 §	500,000	512,084
Term B2
5.000% due 07/10/20 §	740,625	746,365
Allflex Holdings III Inc (1st Lien) 4.250% due 07/17/20 §	2,493,750	2,508,558
(2nd Lien)
8.000% due 07/19/21 §	1,000,000	1,015,938
American Airlines Inc 3.750% due 06/27/19 §	2,985,000	3,014,850
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	4,466,250	4,497,795
Beechcraft Holding LLC 5.750% due 02/14/20 §	2,000,000	2,023,334
Camp Systems International Inc (1st Lien) 4.750% due 05/31/19 §	700,000	705,687
Ceridian Corp Term B 4.415% due 05/09/17 §	2,000,000	2,011,666
CPG International Inc 4.750% due 09/30/20 §	1,496,250	1,505,602
Delta 2 SARL Term B (Luxembourg) 4.500% due 04/30/19 §	1,985,000	2,007,155
Filtration Group Inc (1st Lien) 4.500% due 11/21/20 §	500,000	505,625
Garda World Security Corp Term B (Canada) 4.000% due 11/06/20 §	796,296	799,904
Husky Injection Molding Systems Ltd (Canada) due 06/30/18 µ	1,000,000	1,008,359
LM US Member LLC due 10/25/19 µ	995,134	1,001,492
Maxim Crane Works LP (2nd Lien) 10.250% due 11/06/18 §	1,250,000	1,257,812
McJunkin Red Man Corp 5.000% due 11/08/19 §	3,491,250	3,540,347
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	3,241,875	3,253,345
Roofing Supply Group LLC 5.000% due 05/24/19 §	994,962	999,937
Silver II US Holdings LLC 4.000% due 12/13/19 §	4,537,763	4,546,979
SRS Distribution Inc (1st Lien) 4.750% due 09/02/19 §	995,000	999,560

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
The SI Organization Inc Term B 5.500% due 11/22/16 §	$2,481,250	$2,444,031
TNT Crane & Rigging Inc (1st Lien) due 11/27/20 µ	3,000,000	2,986,875
Transdigm Inc Term C 3.750% due 02/28/20 §	4,477,387	4,495,108
WESCO Distribution Inc Term B 3.750% due 12/12/19 §	606,784	609,059
WP CPP Holdings LLC (1st Lien) 4.750% due 12/27/19 §	750,000	756,562
WTG Holdings III Corp (1st Lien) due 12/11/20 µ	1,000,000	1,006,666

		54,784,338

Information Technology - 5.8%
BMC Software Finance Inc 5.000% due 09/10/20 §	3,000,000	3,019,869
CCC Information Services Inc 4.000% due 12/20/19 §	4,218,045	4,227,713
Dell Inc Term B 4.500% due 04/29/20 §	1,500,000	1,505,625
Excelitas Technologies Corp (1st Lien) 6.000% due 10/30/20 §	2,072,533	2,093,258
Freescale Semiconductor Inc Term B5 5.000% due 01/15/21 §	997,500	1,010,484
Infor (US) Inc Term B2 5.250% due 04/05/18 §	2,750,185	2,753,051
Moneygram International Inc Term B 4.250% due 03/27/20 §	1,985,000	2,006,698

		16,616,698

Materials - 7.4%
Ardagh Packaging Finance PLC Term B (Ireland) 4.250% due 12/05/19 §	500,000	503,750
Berry Plastics Holdings Corp Term E due 01/09/21 µ	1,500,000	1,501,071
BWAY Holdings Co Term B 4.500% due 08/07/17 §	903,158	909,744
Chromaflo Technologies Corp (1st Lien) 4.500% due 11/30/19 §	750,000	752,813
(2nd Lien)
8.250% due 05/30/20 §	500,000	505,000
Crosby US Acquisition Corp (1st Lien) 4.000% due 11/18/20 §	1,500,000	1,506,250
(2nd Lien)
7.000% due 11/22/21 §	1,000,000	1,018,125
Exopack LLC Term B 5.250% due 05/08/19 §	500,000	509,688
FMG Resources Property Ltd Term B (Australia) 4.250% due 05/08/19 §	3,890,651	3,949,820
Murray Energy Corp (1st Lien) 5.250% due 11/21/19 §	1,000,000	1,010,833
Polymer Group Inc (1st Lien) Term B due 12/19/19 µ	500,000	503,750
Quikrete Holdings Inc (1st Lien) 4.000% due 09/28/20 §	2,244,375	2,259,094
(2nd Lien)
7.000% due 03/26/21 §	1,000,000	1,026,250
Royal Adhesives & Sealants LLC (1st Lien) 5.500% due 07/31/18 §	1,611,731	1,628,855
Univar Inc Term B 5.000% due 06/30/17 §	3,635,573	3,604,900

		21,189,943

	Principal Amount	Value
Telecommunication Services - 3.3%
Cricket Communications Inc 4.750% due 10/10/19 §	$3,969,925	$3,988,119
Integra Telecom Inc (1st Lien) 5.250% due 02/22/19 §	992,500	1,006,643
Level 3 Financing Inc Term B 4.000% due 01/15/20 §	3,500,000	3,529,750
Zayo Group LLC Term B 4.000% due 07/02/19 §	997,471	999,186

		9,523,698

Utilities - 2.7%
Calpine Corp 4.000% due 10/30/20 §	500,000	503,938
La Frontera Generation LLC 4.500% due 09/30/20 §	1,401,196	1,418,273
Power Team Services LLC 4.250% due 05/06/20 §	169,170	167,690
(1st Lien)
4.250% due 05/06/20 §	3,095,556	3,070,017
(2nd Lien)
8.250% due 11/06/20 §	1,500,000	1,479,375
Raven Power Finance LLC due 12/19/20 µ	1,000,000	1,002,500

		7,641,793

Total Senior Loan Notes (Cost $268,978,226)		271,064,917

SHORT-TERM INVESTMENT - 3.8%
Repurchase Agreement - 3.8%
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $10,851,431; collateralized by U.S. Treasury Notes: 0.250% due 10/31/15 and value $11,071,144)	10,851,431	10,851,431

Total Short-Term Investment (Cost $10,851,431)		10,851,431

TOTAL INVESTMENTS - 102.4% (Cost $291,057,578)		293,030,098

OTHER ASSETS & LIABILITIES, NET - (2.4%)		(6,939,539)

NET ASSETS - 100.0%		$286,090,559

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.4%
Industrials	19.1%
Consumer Staples	11.4%
Energy	8.5%
Materials	8.5%
Financials	8.0%
Information Technology	5.8%
Telecommunication Services	5.2%
Health Care	5.0%
Short-Term Investment	3.8%
Others (each less than 3.0%)	2.7%

	102.4%
Other Assets & Liabilities, Net	(2.4%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	3.7%
BBB	1.6%
BB	19.8%
B	49.7%
CCC	4.0%
Not Rated	21.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $422,711 or 0.1% of the net assets as of December 31, 2013, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Power Team Services LLC	$220,014	$217,796	($2,218)
Garda World Security Corp	202,697	204,627	1,930

	$422,711	$422,423	($288)

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$11,113,750	$-	$11,113,750	$-
	Senior Loan Notes	271,064,917	-	271,064,917	-
	Short-Term Investment	10,851,431	-	10,851,431	-
	Unfunded Loan Commitment	1,930	-	1,930	-

	Total Assets	293,032,028	-	293,032,028	-

Liabilities	Unfunded Loan Commitment	(2,218)	-	(2,218)	-

	Total Liabilities	(2,218)	-	(2,218)	-

	Total	$293,029,810	$-	$293,029,810	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 0.0%

Consumer Discretionary - 0.0%

Euramax Holdings Inc ‘A’ * ¯	947	$230,929

Total Common Stocks (Cost $60,302)		230,929

	Principal Amount
CORPORATE BONDS & NOTES - 5.6%
Consumer Discretionary - 1.3%
AMC Entertainment Inc 8.750% due 06/01/19	$500,000	536,875
AMC Networks Inc 4.750% due 12/15/22	60,000	57,450
American Axle & Manufacturing Inc 5.125% due 02/15/19	30,000	30,975
ARAMARK Corp 5.750% due 03/15/20 ~	60,000	63,000
Brookfield Residential Properties Inc (Canada) 6.500% due 12/15/20 ~	100,000	104,250
Burlington Holdings LLC 9.000% PIK due 02/15/18 ~	46,000	47,380
Caesars Entertainment Operating Co Inc 9.000% due 02/15/20	95,000	92,863
CCO Holdings LLC
5.250% due 09/30/22	200,000	187,750
6.500% due 04/30/21	1,000,000	1,032,500
Chrysler Group LLC 8.250% due 06/15/21	1,000,000	1,142,500
Claire’s Stores Inc
6.125% due 03/15/20 ~	35,000	33,950
9.000% due 03/15/19 ~	135,000	147,150
Clear Channel Communications Inc 11.250% due 03/01/21	110,000	118,800
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	235,000	240,682
DISH DBS Corp 5.875% due 07/15/22	115,000	115,575
GLP Capital LP
4.375% due 11/01/18 ~	15,000	15,375
4.875% due 11/01/20 ~	155,000	155,388
Hilton Worldwide Finance LLC 5.625% due 10/15/21 ~	145,000	150,709
Hot Topic Inc 9.250% due 06/15/21 ~	185,000	194,712
L Brands Inc 5.625% due 02/15/22	195,000	200,362
Laureate Education Inc 9.250% due 09/01/19 ~	590,000	644,575
Levi Strauss & Co 6.875% due 05/01/22	70,000	77,350
McGraw-Hill Global Education Holdings LLC 9.750% due 04/01/21 ~	185,000	205,350
MGM Resorts International
5.875% due 02/27/14	500,000	503,125
6.625% due 12/15/21	210,000	222,337
7.750% due 03/15/22	365,000	409,712
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	195,000	203,775
Michaels Stores Inc 7.750% due 11/01/18	20,000	21,800
MISA Investments Ltd (Bermuda) 8.625% PIK due 08/15/18 ~	75,000	77,813

	Principal Amount	Value
National CineMedia LLC 6.000% due 04/15/22	$60,000	$62,250
NCL Corp Ltd (Bermuda) 5.000% due 02/15/18	55,000	56,925
Neiman Marcus Group Ltd Inc
8.000% due 10/15/21 ~	70,000	73,500
8.750% PIK due 10/15/21 ~	90,000	94,725
Party City Holdings Inc 8.875% due 08/01/20	160,000	180,000
Penn National Gaming Inc 5.875% due 11/01/21 ~	55,000	54,450
Radio Systems Corp 8.375% due 11/01/19 ~	80,000	88,000
Regal Entertainment Group 9.125% due 08/15/18	581,000	633,290
Sally Holdings LLC 5.750% due 06/01/22	35,000	36,575
ServiceMaster Co 7.000% due 08/15/20	55,000	54,794
Sirius XM Holdings Inc 5.875% due 10/01/20 ~	105,000	107,363
Starz LLC 5.000% due 09/15/19	85,000	87,338
Station Casinos LLC 7.500% due 03/01/21	150,000	160,500
Studio City Finance Ltd (United Kingdom) 8.500% due 12/01/20 ~	305,000	339,312
Sugarhouse HSP Gaming Prop Mezz LP 6.375% due 06/01/21 ~	25,000	24,250
Tempur-Sealy International Inc 6.875% due 12/15/20	70,000	76,650
Viking Cruises Ltd (Bermuda) 8.500% due 10/15/22 ~	80,000	90,800
VWR Funding Inc 7.250% due 09/15/17	120,000	129,300
WMG Acquisition Corp 6.000% due 01/15/21 ~	59,000	61,581

		9,445,686

Consumer Staples - 0.3%
B&G Foods Inc 4.625% due 06/01/21	15,000	14,438
Constellation Brands Inc
4.250% due 05/01/23	170,000	158,950
6.000% due 05/01/22	70,000	75,075
Darling International Inc 5.375% due 01/15/22 ~	55,000	55,481
Harbinger Group Inc 7.875% due 07/15/19 ~	60,000	64,725
Michael Foods Group Inc 9.750% due 07/15/18	500,000	546,250
Michael Foods Holding Inc 8.500% PIK due 07/15/18 ~	90,000	95,400
Pinnacle Operating Corp 9.000% due 11/15/20 ~	55,000	58,506
Post Holdings Inc 6.750% due 12/01/21 ~	30,000	31,125
Reynolds Group Issuer Inc
7.875% due 08/15/19	150,000	166,500
9.875% due 08/15/19	245,000	273,787
Spectrum Brands Escrow Corp
6.375% due 11/15/20 ~	65,000	69,550
6.625% due 11/15/22 ~	95,000	101,294
Spectrum Brands Inc 6.750% due 03/15/20	75,000	81,094
The Pantry Inc 8.375% due 08/01/20	95,000	101,412
The Sun Products Corp 7.750% due 03/15/21 ~	35,000	30,975

		1,924,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Energy - 0.7%
Antero Resources Finance Corp 5.375% due 11/01/21 ~	$115,000	$116,222
Atlas Energy Holdings Operating Co LLC 7.750% due 01/15/21 ~	55,000	53,075
Atlas Pipeline Partners LP 4.750% due 11/15/21 ~	50,000	46,000
Berry Petroleum Co 6.375% due 09/15/22	380,000	388,550
Bonanza Creek Energy Inc 6.750% due 04/15/21	110,000	115,775
Bristow Group Inc 6.250% due 10/15/22	100,000	105,945
Chesapeake Energy Corp 6.125% due 02/15/21	120,000	129,300
Concho Resources Inc 5.500% due 04/01/23	220,000	227,700
Continental Resources Inc 5.000% due 09/15/22	80,000	83,200
CVR Refining LLC 6.500% due 11/01/22	160,000	158,000
EP Energy LLC
6.875% due 05/01/19	185,000	200,031
9.375% due 05/01/20	140,000	162,225
EPL Oil & Gas Inc 8.250% due 02/15/18	95,000	102,600
Kinder Morgan Inc 5.000% due 02/15/21 ~	155,000	153,263
Laredo Petroleum Inc
7.375% due 05/01/22	80,000	87,200
9.500% due 02/15/19	500,000	561,250
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	130,000	131,462
Murphy Oil USA Inc 6.000% due 08/15/23 ~	190,000	191,900
Newfield Exploration Co 5.625% due 07/01/24	160,000	160,000
Oasis Petroleum Inc 6.875% due 03/15/22 ~	115,000	122,475
Oil States International Inc 6.500% due 06/01/19	785,000	838,969
Plains Exploration & Production Co 6.875% due 02/15/23	240,000	268,800
QEP Resources Inc 5.250% due 05/01/23	100,000	94,250
Rosetta Resources Inc
5.625% due 05/01/21	90,000	90,225
5.875% due 06/01/22	95,000	94,406
Sabine Pass Liquefaction LLC
5.625% due 02/01/21 ~	115,000	112,988
5.625% due 04/15/23 ~	110,000	103,400
Sabine Pass LNG LP 6.500% due 11/01/20	130,000	135,525
Samson Investment Co 10.500% due 02/15/20 ~	60,000	65,700
SandRidge Energy Inc 7.500% due 03/15/21	60,000	63,150
Seven Generations Energy Ltd (Canada) 8.250% due 05/15/20 ~	115,000	124,775
SM Energy Co 6.500% due 01/01/23	85,000	89,569
Tesoro Corp 5.375% due 10/01/22	115,000	117,012
Ultra Petroleum Corp (Canada) 5.750% due 12/15/18 ~	25,000	25,750

		5,520,692

	Principal Amount	Value
Financials - 0.5%
A-S Co-Issuer Subsidiary Inc 7.875% due 12/15/20 ~	$85,000	$89,675
Ally Financial Inc
3.500% due 07/18/16	110,000	113,770
8.000% due 12/31/18	500,000	592,500
CIT Group Inc
4.750% due 02/15/15 ~	475,000	493,406
5.000% due 08/15/22	25,000	24,479
5.250% due 03/15/18	30,000	32,288
E*TRADE Financial Corp
6.000% due 11/15/17	20,000	21,350
6.375% due 11/15/19	60,000	64,725
First Data Corp
6.750% due 11/01/20 ~	230,000	240,350
7.375% due 06/15/19 ~	140,000	149,800
11.250% due 01/15/21 ~	115,000	127,506
General Motors Financial Co Inc
3.250% due 05/15/18 ~	20,000	20,050
4.250% due 05/15/23 ~	70,000	66,763
4.750% due 08/15/17 ~	845,000	900,981
MPH Intermediate Holdings Co 2 8.375% PIK due 08/01/18 ~	250,000	260,937
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	160,000	168,800
Onex USI Acquisition Corp 7.750% due 01/15/21 ~	20,000	20,550
RHP Hotel Properties LP REIT 5.000% due 04/15/21	25,000	24,813
SLM Corp 5.500% due 01/15/19	215,000	223,248
TransUnion Holding Co Inc 9.625% due 06/15/18	170,000	183,600

		3,819,591

Health Care - 0.7%
Alere Inc 6.500% due 06/15/20	60,000	61,650
Biomet Inc 6.500% due 08/01/20	210,000	221,550
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	35,000	35,722
CHS/Community Health Systems Inc 7.125% due 07/15/20	160,000	166,200
ConvaTec Finance International SA (Luxembourg) 8.250% PIK due 01/15/19 ~	200,000	205,250
DaVita HealthCare Partners Inc 5.750% due 08/15/22	250,000	254,375
HCA Holdings Inc 6.250% due 02/15/21	60,000	62,925
HCA Inc
6.500% due 02/15/20	25,000	27,531
7.500% due 02/15/22	835,000	918,500
Hologic Inc 6.250% due 08/01/20	305,000	323,300
IMS Health Inc 6.000% due 11/01/20 ~	100,000	106,500
INC Research LLC 11.500% due 07/15/19 ~	65,000	72,638
Kinetic Concepts Inc 10.500% due 11/01/18	250,000	288,750
MultiPlan Inc 9.875% due 09/01/18 ~	1,000,000	1,105,000
Physio-Control International Inc 9.875% due 01/15/19 ~	95,000	106,875
Salix Pharmaceuticals Ltd 6.000% due 01/15/21 ~	80,000	82,200

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Tenet Healthcare Corp
6.000% due 10/01/20 ~	$70,000	$73,194
8.125% due 04/01/22	145,000	156,600
United Surgical Partners International Inc 9.000% due 04/01/20	65,000	73,125
Valeant Pharmaceuticals Inc (Canada) 7.500% due 07/15/21 ~	100,000	110,250
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	300,000	317,625
WellCare Health Plans Inc 5.750% due 11/15/20	115,000	118,162

		4,887,922

Industrials - 0.7%
ADS Waste Holdings Inc 8.250% due 10/01/20	65,000	70,850
Air Lease Corp 4.500% due 01/15/16	500,000	531,875
Alliant Techsystems Inc 5.250% due 10/01/21 ~	60,000	60,450
BC Mountain LLC 7.000% due 02/01/21 ~	100,000	101,500
Bombardier Inc (Canada) 4.250% due 01/15/16 ~	90,000	94,500
Builders FirstSource Inc 7.625% due 06/01/21 ~	100,000	104,750
CBC Ammo LLC 7.250% due 11/15/21 ~	105,000	103,950
Clean Harbors Inc 5.125% due 06/01/21	45,000	45,675
Covanta Holding Corp 6.375% due 10/01/22	95,000	97,911
CTP Transportation Products LLC 8.250% due 12/15/19 ~	45,000	47,138
Erickson Air-Crane Inc 6.000% due 11/02/20 +	102,367	78,495
FTI Consulting Inc 6.000% due 11/15/22	70,000	71,225
GenCorp Inc 7.125% due 03/15/21	90,000	96,750
HD Supply Inc
7.500% due 07/15/20	65,000	70,363
11.500% due 07/15/20	60,000	71,775
Huntington Ingalls Industries Inc 7.125% due 03/15/21	680,000	749,700
Interline Brands Inc 10.000% PIK due 11/15/18	300,000	329,250
Iron Mountain Inc 6.000% due 08/15/23	130,000	133,900
Milacron LLC 7.750% due 02/15/21 ~	30,000	31,650
Navistar International Corp 8.250% due 11/01/21	120,000	124,800
Nortek Inc
8.500% due 04/15/21	65,000	72,312
10.000% due 12/01/18	105,000	116,419
Rexel SA (France) 5.250% due 06/15/20 ~	500,000	505,000
The ADT Corp 6.250% due 10/15/21 ~	130,000	136,662
The Hertz Corp 6.250% due 10/15/22	65,000	67,438
The Manitowoc Co Inc 5.875% due 10/15/22	50,000	50,750
The Nielsen Co Luxembourg SARL (Luxembourg) 5.500% due 10/01/21 ~	50,000	50,875
TMS International Corp 7.625% due 10/15/21 ~	60,000	64,200

	Principal Amount	Value
TransDigm Inc 7.750% due 12/15/18	$770,000	$829,675
United Rentals North America Inc
7.375% due 05/15/20	60,000	66,825
7.625% due 04/15/22	130,000	145,112
8.375% due 09/15/20	25,000	28,000
USG Corp 5.875% due 11/01/21 ~	25,000	26,031
Watco Cos LLC 6.375% due 04/01/23 ~	50,000	49,750

		5,225,556

Information Technology - 0.4%
Activision Blizzard Inc 6.125% due 09/15/23 ~	50,000	52,250
Alcatel-Lucent USA Inc
6.750% due 11/15/20 ~	200,000	208,250
8.875% due 01/01/20 ~	280,000	313,600
Alliance Data Systems Corp 6.375% due 04/01/20 ~	55,000	57,887
Audatex North America Inc 6.000% due 06/15/21 ~	70,000	73,675
BMC Software Finance Inc 8.125% due 07/15/21 ~	135,000	139,725
CommScope Holding Co Inc 6.625% PIK due 06/01/20 ~	75,000	78,375
Equinix Inc 7.000% due 07/15/21	1,000,000	1,096,250
Healthcare Technology Intermediate Inc 7.375% PIK due 09/01/18 ~	100,000	104,500
Infor US Inc 9.375% due 04/01/19	165,000	186,450
Lender Processing Services Inc 5.750% due 04/15/23	95,000	98,800
NCR Corp 5.000% due 07/15/22	80,000	76,500
5.875% due 12/15/21 ~	30,000	30,713
6.375% due 12/15/23 ~	55,000	56,444
NeuStar Inc 4.500% due 01/15/23	200,000	181,500
SSI Investments II Ltd 11.125% due 06/01/18	100,000	109,000

		2,863,919

Materials - 0.3%
AK Steel Corp 8.750% due 12/01/18	60,000	67,350
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	160,000	165,300
ArcelorMittal (Luxembourg) 6.750% due 02/25/22	40,000	43,700
Beverage Packaging Holdings Luxembourg II SA (Luxembourg)
5.625% due 12/15/16 ~	35,000	35,788
6.000% due 06/15/17 ~	45,000	45,675
BOE Merger Corp 9.500% PIK due 11/01/17 ~	30,000	32,025
Chemtura Corp 5.750% due 07/15/21	35,000	35,656
Crown Americas LLC 4.500% due 01/15/23	65,000	61,100
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	215,000	208,013
FQM Akubra Inc (Canada)
7.500% due 06/01/21 ~	60,000	63,000
8.750% due 06/01/20 ~	60,000	65,400
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	130,000	112,450
New Gold Inc (Canada)
6.250% due 11/15/22 ~	90,000	87,525
7.000% due 04/15/20 ~	45,000	46,406

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Rockwood Specialties Group Inc 4.625% due 10/15/20	$165,000	$169,331
Sealed Air Corp 8.375% due 09/15/21 ~	1,000,000	1,140,000
Tronox Finance LLC 6.375% due 08/15/20	210,000	215,250

		2,593,969

Telecommunication Services - 0.5%
Avaya Inc 9.000% due 04/01/19 ~	90,000	94,500
CenturyLink Inc 6.750% due 12/01/23	70,000	71,225
Frontier Communications Corp 7.625% due 04/15/24	15,000	15,038
Hughes Satellite Systems Corp 6.500% due 06/15/19	1,000,000	1,087,500
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21 ~	275,000	295,969
8.125% due 06/01/23 ~	210,000	226,012
MetroPCS Wireless Inc
6.250% due 04/01/21 ~	65,000	67,681
6.625% due 04/01/23 ~	90,000	93,262
NII International Telecom SCA (Luxembourg) 7.875% due 08/15/19 ~	100,000	76,000
SBA Communications Corp 5.625% due 10/01/19	75,000	77,625
SBA Telecommunications Inc 5.750% due 07/15/20	125,000	130,625
SoftBank Corp (Japan) 4.500% due 04/15/20 ~	305,000	298,900
Sprint Capital Corp 8.750% due 03/15/32	15,000	16,163
Sprint Communications Inc
7.000% due 08/15/20	110,000	119,625
9.125% due 03/01/17	100,000	118,000
Sprint Corp
7.125% due 06/15/24 ~	80,000	81,400
7.250% due 09/15/21 ~	100,000	107,750
7.875% due 09/15/23 ~	235,000	253,212
T-Mobile USA Inc
6.633% due 04/28/21	70,000	74,113
6.731% due 04/28/22	45,000	47,081
6.836% due 04/28/23	25,000	26,031
Windstream Corp
6.375% due 08/01/23	160,000	150,400
7.750% due 10/01/21	500,000	532,500

		4,060,612

Utilities - 0.2%
AmeriGas Finance LLC 7.000% due 05/20/22	215,000	234,350
Edison Mission Energy 7.500% due 06/15/14 Y	250,000	190,000
NRG Energy Inc 8.250% due 09/01/20	1,000,000	1,112,500
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% PIK due 07/15/17 ~	137,250	145,142

		1,681,992

Total Corporate Bonds & Notes (Cost $39,688,798)		42,024,501

	Principal Amount	Value
SENIOR LOAN NOTES - 90.5%

Consumer Discretionary - 29.6%

99 Cents Only Stores 4.500% due 01/11/19 §	$1,033,557	$1,043,887
Acosta Inc Term B 4.250% due 03/02/18 §	2,357,243	2,376,028
Advanstar Communications Inc (1st Lien) 5.500% due 04/29/19 §	620,313	617,986
Advantage Sales & Marketing Inc
due 12/18/17 µ	600,000	602,813
(1st Lien)
4.250% due 12/18/17 §	2,352,739	2,363,769
Affinia Group Intermediate Holdings Inc Term B2 4.750% due 04/27/20 §	597,000	604,462
Affinity Gaming LLC Term B 4.250% due 11/09/17 §	478,114	481,102
Allied Security Holdings LLC (1st Lien) 5.250% due 02/03/17 §	705,089	710,157
Allison Transmission Inc Term B3 3.750% due 08/23/19 §	1,949,119	1,962,519
Altegrity Inc
4.750% due 02/21/15 §	255,709	251,154
Term D
7.750% due 02/20/15 §	850,093	848,322
AMC Entertainment Inc 3.500% due 04/30/20 §	2,382,000	2,388,805
Answers Corp Term B due 12/20/18 µ	650,000	645,125
Aramark Corp
3.650% due 07/26/16 §	476,993	478,266
Term B
3.747% due 07/26/16 §	1,796,599	1,800,530
ARG IH Corp Term B 5.000% due 11/15/20 §	200,000	201,313
Ascend Learning Inc Term B 7.000% due 05/23/17 §	1,090,836	1,094,926
ASP HHI Acquisition Co Inc 5.000% due 10/05/18 §	2,123,244	2,146,069
Asurion LLC Term B1 4.500% due 05/24/19 §	6,962,132	6,967,743
Audio Visual Services Group Inc (1st Lien) 6.750% due 11/09/18 §	1,234,375	1,243,633
Bally Technologies Inc Term B 4.250% due 11/25/20 §	1,047,375	1,056,094
BAR/BRI Review Courses Inc Term B 5.250% due 06/16/17 §	827,688	831,826
Bass Pro Group LLC 3.750% due 11/20/19 §	1,920,090	1,933,634
Boyd Gaming Corp Term B 4.000% due 08/14/20 §	399,000	401,660
Brickman Group Holdings Inc (1st Lien) 4.000% due 12/18/20 §	675,000	678,375
Burger King Corp Term B 3.750% due 09/28/19 §	2,177,710	2,190,154
Caesars Entertainment Operating Co Term B6 5.488% due 01/26/18 §	2,162,036	2,068,623
Cedar Fair LP Term B 3.250% due 03/06/20 §	1,178,762	1,185,510
Centerplate Inc Term B
due 11/13/19 µ	125,000	125,625
6.000% due 11/13/19 §	396,000	397,980
Cequel Communications LLC Term B 3.500% due 02/14/19 §	2,608,339	2,618,324
Charter Communications Operating LLC Term F 3.000% due 01/04/21 §	1,487,913	1,477,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Chrysler Group LLC due 05/24/17 µ	$4,030,000	$4,067,153
CityCenter Holdings LLC Term B 5.000% due 10/16/20 §	700,000	711,560
Clear Channel Communications Inc
Term B
3.819% due 01/29/16 §	354,610	344,460
Term D
6.919% due 01/30/19 §	1,102,586	1,055,727
Term E
7.669% due 07/30/19 §	19,202	18,962
ClubCorp Club Operations Inc 4.000% due 07/24/20 §	2,186,825	2,208,694
Crown Media Holdings Inc Term B 4.000% due 07/14/18 §	501,879	501,402
Cumulus Media Holdings Inc 4.250% due 12/12/20 §	3,550,000	3,581,062
Dave & Buster’s Inc 4.500% due 06/01/16 §	1,930,000	1,931,158
David’s Bridal Inc Term B 5.000% due 10/11/19 §	742,500	746,212
Digital Generation Inc Term B 7.250% due 07/26/18 §	2,461,209	2,475,565
DineEquity Inc Term B2 3.750% due 10/19/17 §	1,290,782	1,298,268
Dunkin Brands Inc Term B3 3.750% due 02/14/20 §	1,986,989	1,996,747
Education Management LLC Term C3 8.250% due 03/29/18 §	2,599,779	2,612,507
Entercom Radio LLC Term B 4.019% due 11/23/18 §	599,000	604,189
Entravision Communications Corp 3.500% due 05/29/20 §	558,229	552,473
Equinox Holdings Inc Term B 4.501% due 01/31/20 §	1,389,500	1,401,658
Evergreen Acquisition Co 1 LP 5.000% due 07/09/19 §	763,399	767,808
Federal-Mogul Corp
Term B
2.108% due 12/29/14 §	3,339,638	3,297,662
Term C
2.108% due 12/28/15 §	2,026,276	2,000,740
Fender Musical Instruments Corp Term B 5.750% due 04/03/19 §	469,875	478,979
Four Seasons Holdings Inc (1st Lien) (Canada) 4.250% due 06/27/20 §	573,563	576,430
General Nutrition Centers Inc 3.250% due 03/04/19 §	5,765,979	5,762,375
Genpact International Inc Term B 3.500% due 08/30/19 §	1,856,297	1,861,519
Getty Images Inc Term B 4.750% due 10/18/19 §	3,792,581	3,547,645
Go Daddy Operating Co LLC Term B3 4.000% due 12/17/18 §	2,353,287	2,363,215
Golden Nugget Inc Term B 5.500% due 11/21/19 §	262,500	266,930
Gray Television Inc Term B 4.750% due 10/15/19 §	157,568	158,552
Harbor Freight Tools USA Inc (1st Lien) 4.750% due 07/26/19 §	897,750	909,977
Hilton Worldwide Finance LLC Term B2 3.750% due 10/26/20 §	4,993,421	5,039,196
Hudsons Bay Co (1st Lien) (Canada) 4.750% due 11/04/20 §	3,175,000	3,229,461
Information Resources Inc Term B 4.750% due 09/30/20 §	972,563	979,857
Interactive Data Corp Term B 3.750% due 02/11/18 §	2,594,654	2,601,953

	Principal Amount	Value
Internet Brands Inc 6.250% due 03/18/19 §	$1,066,938	$1,072,272
Ion Media Networks Inc due 12/18/20 µ	1,250,000	1,259,375
J Crew Group Inc Term B1 4.000% due 03/07/18 §	2,875,753	2,896,403
Jo-Ann Stores Inc 4.000% due 03/16/18 §	2,533,325	2,545,169
Kasima LLC Term B 3.250% due 05/17/21 §	775,000	775,000
Landry’s Inc Term B 4.000% due 04/24/18 §	2,045,712	2,062,078
Language Line LLC Term B 6.250% due 06/20/16 §	2,513,881	2,509,168
Las Vegas Sands LLC Term B 3.250% due 12/20/20 §	1,550,000	1,550,242
Laureate Education Inc Term B 5.000% due 06/15/18 §	3,435,504	3,460,556
LIN Television Corp Term B 4.000% due 12/21/18 §	759,515	764,736
Live Nation Entertainment Inc Term B1 3.500% due 08/17/20 §	2,040,374	2,046,114
LodgeNet Interactive Corp 6.750% due 03/31/18 §	623,113	232,109
MCC Iowa LLC Term H 3.250% due 01/29/21 §	796,000	791,522
Media General Inc Term B 4.250% due 07/31/20 §	900,000	910,120
Mediacom Illinois LLC Term E 4.500% due 10/23/17 §	4,055,915	4,064,432
MGM Resorts International Term B 3.500% due 12/20/19 §	2,007,541	2,009,005
Michaels Stores Inc 3.750% due 01/28/20 §	2,074,575	2,085,753
Midcontinent Communications Term B 3.500% due 07/30/20 §	1,492,500	1,498,097
Mission Broadcasting Inc Term B2 3.750% due 10/01/20 §	755,774	759,868
National Vision Inc Term B 7.000% due 08/02/18 §	900,333	903,124
Nelson Education Ltd (Canada) 2.747% due 07/03/14 §	2,189,326	1,678,484
Nexstar Broadcasting Inc Term B2 3.750% due 10/01/20 §	857,059	861,702
Nine Entertainment Group Property Ltd Term B (Australia) 3.250% due 02/05/20 §	843,625	842,570
NPC International Inc Term B 4.000% due 12/28/18 §	834,417	843,804
Ollie’s Bargain Outlet Inc 5.255% due 09/27/19 §	544,502	545,863
OSI Restaurant Partners LLC 3.521% due 10/25/19 §	1,998,263	2,003,876
P.F. Chang’s China Bistro Inc Term B 4.250% due 07/02/19 §	469,063	469,649
Pacific Industrial Services US Finco LLC (1st Lien) 5.000% due 10/02/18 §	1,022,438	1,039,372
Party City Holdings Inc Term B 4.250% due 07/29/19 §	1,584,000	1,592,514
Penton Media Inc (1st Lien) 5.500% due 10/01/19 §	473,813	472,036
Petco Animal Supplies Inc 4.000% due 11/24/17 §	2,133,006	2,147,227
Pilot Travel Centers LLC
Term B
3.750% due 03/30/18 §	2,254,182	2,259,453
Term B2
4.250% due 08/07/19 §	765,313	769,777

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Pinnacle Entertainment Inc Term B2 3.750% due 08/13/20 §	$771,125	$775,945
Playa Resorts Holding BV Term B (Netherlands) 4.750% due 08/06/19 §	374,063	379,673
Raycom TV Broadcasting Inc Term B 4.250% due 05/31/17 §	1,096,875	1,100,988
RE/MAX International Inc Term B 4.000% due 07/31/20 §	1,791,000	1,796,038
Rentpath Inc Term B 6.250% due 05/29/20 §	820,875	796,741
RGIS Services LLC 4.497% due 10/18/16 §	2,036,866	2,005,040
Sabre Inc Term B 5.250% due 02/19/19 §	1,361,250	1,373,040
Sagittarius Restaurants LLC 6.261% due 10/01/18 §	616,187	618,498
Scientific Games International Inc Term B 4.250% due 10/18/20 §	2,925,000	2,933,836
SeaWorld Parks & Entertainment Inc Term B2 3.000% due 05/14/20 §	2,157,002	2,137,743
Seminole Hard Rock Entertainment Inc Term B 3.500% due 05/14/20 §	223,875	224,341
Serta Simmons Holdings LLC 4.250% due 10/01/19 §	1,793,759	1,807,205
ServiceMaster Co
4.250% due 01/31/17 §	1,658,250	1,640,367
4.420% due 01/31/17 §	1,380,110	1,368,897
Sinclair Television Group Inc Term B 3.000% due 04/09/20 §	694,753	694,319
Six Flags Theme Parks Inc Term B 3.501% due 12/20/18 §	1,524,688	1,532,629
Spin Holdco Inc Term B
due 11/14/19 µ	450,000	452,531
4.250% due 11/14/19 §	872,813	878,486
Springer Science & Business Media Deutschland GmbH Term B2 (Germany) 5.000% due 08/10/20 §	897,750	903,922
SRAM LLC Term B 4.026% due 04/10/20 §	2,118,885	2,118,885
SurveyMonkey.com LLC Term B 5.500% due 02/05/19 §	645,125	653,576
Tempur-Pedic International Inc Term B 3.500% due 03/18/20 §	1,779,578	1,781,618
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	5,770,000	5,836,718
The Neiman Marcus Group Inc Term B 5.000% due 10/26/20 §	3,450,000	3,498,362
The Pep Boys-Manny Moe & Jack Term B 4.250% due 10/11/18 §	519,750	521,699
Tower Automotive Holdings USA LLC Term B 4.750% due 04/23/20 §	870,630	876,889
Town Sports International Inc Term B 4.500% due 11/16/20 §	1,000,000	1,008,438
Tropicana Entertainment Inc 4.000% due 11/27/20 §	299,250	299,474
TWCC Holding Corp
(2nd Lien)
7.000% due 06/26/20 §	575,000	592,250
Term B
3.500% due 02/13/17 §	3,041,573	3,058,986
Univision Communications Inc 4.500% due 03/02/20 §	4,400,010	4,430,652
US Finco LLC (1st Lien) 4.000% due 05/29/20 §	373,125	374,408
Veyance Technologies Inc (1st Lien) 5.250% due 09/08/17 §	2,292,675	2,302,705

	Principal Amount	Value
Virgin Media Investment Holdings Ltd Term B (United Kingdom) 3.500% due 06/08/20 §	$3,290,000	$3,300,966
Visant Corp Term B 5.250% due 12/22/16 §	2,563,205	2,535,171
VWR Funding Inc
4.169% due 04/03/17 §	1,014,750	1,020,458
Term B
4.419% due 04/03/17 §	2,435,592	2,449,293
WASH Multifamily Laundry Systems LLC 4.500% due 02/21/19 §	372,188	373,118
Weight Watchers International Inc Term B2 3.750% due 04/02/20 §	4,823,550	4,319,089
Wendy’s International Inc Term B 3.250% due 05/15/19 §	1,616,115	1,620,011
WMG Acquisition Corp 3.750% due 07/01/20 §	897,750	900,275
WNA Holdings Inc (1st Lien) 4.503% due 06/07/20 §	105,079	105,736

		220,864,121

Consumer Staples - 6.3%
AdvancePierre Foods Inc 5.750% due 07/10/17 §	1,435,500	1,420,248
Albertson’s LLC
Term B1
4.250% due 03/21/16 §	481,708	485,522
Term B2
due 03/21/19 µ	300,000	302,248
4.750% due 03/21/19 §	314,292	316,647
Arysta LifeScience Corp (1st Lien) 4.500% due 05/29/20 §	1,840,750	1,854,938
Blue Buffalo Co Ltd Term B3 4.000% due 08/08/19 §	1,506,004	1,527,653
Clearwater Seafoods Ltd Partnership Term B (Canada) 4.750% due 06/24/19 §	447,750	449,989
Crossmark Holdings Inc (1st Lien) 4.500% due 12/20/19 §	373,116	371,483
CSM Bakery Supplies LLC (1st Lien) 4.750% due 07/03/20 §	822,938	826,795
Darling International Inc Term B due 01/03/21 µ	575,000	580,750
Del Monte Foods Co
due 11/06/20 µ	575,000	578,115
4.000% due 03/08/18 §	3,376,336	3,389,889
H.J. Heinz Co Term B2 3.500% due 06/05/20 §	8,094,325	8,166,494
High Liner Foods Inc Term B (Canada) 4.750% due 12/31/17 §	791,246	795,202
JBS USA Holdings Inc
3.750% due 05/25/18 §	3,990,079	3,995,067
3.750% due 09/18/20 §	1,271,813	1,270,223
Michael Foods Group Inc 4.250% due 02/23/18 §	749,941	756,034
NBTY Inc Term B2 3.500% due 10/01/17 §	2,304,052	2,323,733
Pinnacle Foods Finance LLC Term H 3.250% due 04/29/20 §	548,625	548,797
Relvon Consumer Products Corp 4.000% due 08/19/19 §	950,000	954,898
Reynolds Group Holdings Inc 4.000% due 12/03/18 §	4,213,345	4,255,479
Rite Aid Corp
(2nd Lien)
5.750% due 08/21/20 §	525,000	540,422
Term 6
4.000% due 02/21/20 §	1,875,825	1,888,331
Spectrum Brands Inc Term C 3.500% due 09/04/19 §	847,875	851,935

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Supervalu Inc Term B 5.000% due 03/21/19 §	$2,992,421	$3,026,708
The Pantry Inc Term B 4.750% due 08/02/19 §	493,750	500,527
The Sun Products Corp 5.500% due 03/23/20 §	2,406,813	2,286,472
US Foods Inc 4.500% due 03/29/19 §	2,661,625	2,685,856

		46,950,455

Energy - 3.7%
Alpha Natural Resources LLC Term B 3.500% due 05/22/20 §	645,125	635,368
Arch Coal Inc Term B 6.250% due 05/16/18 §	2,348,200	2,320,608
Bronco Midstream LLC Term B 5.000% due 08/17/20 §	1,400,000	1,424,500
Citgo Petroleum Corp
Term B
8.000% due 06/24/15 §	196,518	198,237
Term C
9.000% due 06/23/17 §	3,219,714	3,259,960
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	1,311,400	1,350,742
Energy Transfer Equity LP 3.250% due 12/02/19 §	925,000	923,410
Fieldwood Energy LLC
(1st Lien)
3.875% due 09/28/18 §	648,375	654,183
(2nd Lien)
8.375% due 09/30/20 §	450,000	460,446
MEG Energy Corp (Canada) 3.750% due 03/31/20 §	5,928,364	5,978,014
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	1,677,993	1,696,871
Patriot Coal Corp 9.000% due 12/15/18 §	400,000	403,000
Ruby Western Pipeline Holdings LLC Term B 3.500% due 03/27/20 §	496,321	497,686
Samson Investment Co (2nd Lien) 5.000% due 09/25/18 §	950,000	954,750
Sheridan Production Partners I LLC
Term B2
5.000% due 09/14/19 §	2,278,637	2,292,404
5.000% due 09/25/19 §	486,363	489,302
Sheridan Production Partners II LP
Term A
4.250% due 12/11/20 §	78,840	79,456
Term B
4.250% due 12/16/20 §	566,757	571,185
Term M
4.250% due 12/16/20 §	29,403	29,633
Tallgrass Operations LLC Term B 4.250% due 11/13/18 §	1,625,009	1,635,843
Tervita Corp (Canada) 6.250% due 05/15/18 §	1,910,563	1,920,713

		27,776,311

Financials - 6.2%
Alliant Holdings I Inc Term B 4.250% due 12/20/19 §	2,252,250	2,263,863
Altisource Solutions SARL Term B (Luxembourg) 4.500% due 11/27/20 §	1,412,017	1,427,903
American Beacon Advisors Inc Term B 4.750% due 11/22/19 §	375,000	378,047
American Capital Holdings Inc 4.000% due 08/22/16 §	712,500	715,617

	Principal Amount	Value
AmWINS Group LLC 5.000% due 09/06/19 §	$1,314,089	$1,322,631
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	547,250	549,644
Cetera Financial Group Inc 6.500% due 08/02/19 §	571,406	578,192
Citco Funding LLC 4.250% due 06/29/18 §	2,566,484	2,582,524
Clipper Acquisitions Corp Term B 4.000% due 02/06/20 §	618,750	623,649
CNO Financial Group Inc Term B2 3.750% due 09/20/18 §	1,112,638	1,117,159
Cooper Gay Swett & Crawford Ltd (1st Lien) 5.000% due 04/16/20 §	547,250	534,937
Cunningham Lindsey U.S. Inc (1st Lien) (Canada) 5.000% due 12/10/19 §	940,996	941,879
First Data Corp
4.164% due 09/24/18 §	1,425,000	1,428,661
Term B
4.164% due 03/23/18 §	1,634,332	1,638,316
Grosvenor Capital Management Term B due 11/25/20 µ	975,000	970,125
Guggenheim Partners LLC 4.250% due 07/17/20 §	673,313	680,547
Hamilton Lane Advisors LLC 5.250% due 02/28/18 §	819,761	822,323
Harbourvest Partners LLC Term B 4.750% due 11/21/17 §	879,136	883,531
Home Loan Servicing Solutions Ltd Term B (Cayman) 4.500% due 06/19/20 §	870,625	878,243
Hub International Ltd Term B 4.750% due 10/02/20 §	2,269,313	2,303,824
ION Trading Technologies SARL (1st Lien) (Luxembourg) 4.500% due 05/22/20 §	522,375	527,109
LPL Holdings Inc Term B 3.250% due 03/29/19 §	2,836,317	2,839,862
MCS AMS Sub Holdings LLC Term B 7.000% due 10/15/19 §	475,000	460,156
MIP Delaware LLC 4.000% due 03/09/20 §	883,129	888,097
Nuveen Investments Inc 4.167% due 05/15/17 §	6,425,000	6,404,350
NXT Capital Inc Term B 6.250% due 09/04/18 §	598,500	595,508
Ocwen Financial Corp 5.000% due 02/15/18 §	1,414,313	1,432,522
Shield Finance Co SARL Term B (Luxembourg) 6.500% due 05/10/19 §	1,132,750	1,136,998
Starwood Property Trust Inc Term B 3.500% due 04/17/20 §	573,555	573,794
StoneRiver Holdings Inc (1st Lien) 4.500% due 11/29/19 §	143,163	143,253
TransUnion LLC 4.250% due 02/10/19 §	4,334,677	4,366,104
USI Inc 3.997% due 12/27/19 §	2,376,045	2,389,410
Walker & Dunlop Inc Term B due 12/11/20 µ	525,000	522,375
Walter Investment Management Corp
due 12/11/20 µ	200,000	201,083
4.750% due 12/11/20 §	1,326,849	1,334,037

		46,456,273

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Health Care - 13.9%
Akorn Inc Term B due 08/27/20 µ	$550,000	$555,156
Alere Inc
Term B
4.250% due 06/30/17 §	2,141,693	2,158,426
Term B1
4.250% due 06/30/17 §	735,000	741,317
Term B2
4.250% due 06/30/17 §	589,500	594,382
Alkermes Inc 3.500% due 09/18/19 §	420,739	422,843
Alliance Healthcare Services Inc Term B 4.250% due 06/03/19 §	995,001	990,648
Amneal Pharmaceuticals LLC 5.753% due 11/01/19 §	448,875	452,242
Apria Healthcare Group Inc 6.750% due 04/05/20 §	621,875	624,984
Aptalis Pharma Inc Term B 6.000% due 09/18/20 §	2,119,688	2,159,432
Ardent Medical Services Inc 6.750% due 07/02/18 §	1,806,750	1,816,537
ATI Holdings Inc 5.000% due 12/20/19 §	495,000	497,784
Auxilium Pharmaceuticals Inc Term B 6.250% due 04/26/17 §	457,336	464,196
Biomet Inc Term B2 3.670% due 07/25/17 §	6,939,739	7,003,696
BSN Medical Inc Term B1B 4.000% due 08/28/19 §	675,000	678,375
Catalent Pharma Solutions Inc Term B2 4.250% due 09/15/17 §	784,095	789,976
CHG Buyer Corp 4.250% due 11/19/19 §	989,326	995,509
Community Health Systems Inc 3.737% due 01/25/17 §	4,863,777	4,906,335
Convatec Inc 4.000% due 12/22/16 §	1,354,530	1,363,266
CRC Health Corp Term B4 due 11/16/15 µ	225,000	225,422
DaVita Inc
Term B
4.500% due 10/20/16 §	2,627,497	2,650,077
Term B2
4.000% due 11/01/19 §	2,516,870	2,537,320
DJO Finance LLC Term B3 4.750% due 09/15/17 §	2,643,872	2,676,920
Endo Health Solutions Inc Term B due 11/05/20 µ	325,000	326,489
Envision Healthcare Corp 4.000% due 05/25/18 §	1,979,649	1,988,832
Gentiva Health Services Inc Term B 6.500% due 10/18/19 §	1,125,000	1,123,594
Grifols Inc Term B 4.250% due 06/01/17 §	2,632,315	2,652,423
HCA Inc
Term B4
2.997% due 05/01/18 §	5,263,910	5,275,217
Term B5
2.919% due 03/31/17 §	2,094,750	2,098,841
Health Management Associates Inc Term B 3.500% due 11/16/18 §	2,364,097	2,367,052
Hologic Inc Term B 3.750% due 08/01/19 §	1,765,278	1,778,517
Iasis Healthcare LLC Term B2 4.500% due 05/03/18 §	2,066,934	2,083,987
Ikaria Acquisition Inc (1st Lien) 7.250% due 07/03/18 §	536,250	540,942

	Principal Amount	Value
IMS Health Inc Term B1 3.750% due 09/01/17 §	$4,427,027	$4,451,376
inVentiv Health Inc
7.500% due 08/04/16 §	1,314,486	1,303,396
Term B3
7.750% due 05/15/18 §	893,186	885,929
Kindred Healthcare Inc Term B 4.250% due 06/01/18 §	1,632,837	1,635,389
Kinetic Concepts Inc Term D1 4.500% due 05/04/18 §	4,509,245	4,549,639
LHP Hospital Group Inc
due 07/03/18 µ	475,000	458,969
9.000% due 07/03/18 §	640,250	618,642
MedAssets Inc Term B 4.000% due 12/13/19 §	448,000	449,047
Medpace Inc 5.250% due 06/16/17 §	657,957	657,957
MMM Holdings Inc 9.750% due 12/12/17 §	717,687	722,622
MSO of Puerto Rico Inc 9.750% due 12/12/17 §	521,955	525,870
Multiplan Inc Term B 4.000% due 08/25/17 §	3,036,190	3,062,441
One Call Medical Inc (1st Lien) 5.000% due 11/27/20 §	875,000	876,823
Onex CareStream Finance LP (1st Lien) 5.000% due 06/07/19 §	2,291,250	2,321,680
Par Pharmaceutical Cos Inc Term B 4.250% due 09/30/19 §	1,333,159	1,342,491
Pharmaceutical Product Development LLC Term B 4.000% due 12/05/18 §	2,499,750	2,522,060
PRA Holdings Inc (1st Lien) 5.000% due 09/23/20 §	1,022,438	1,027,439
Prestige Brands Inc 3.792% due 01/31/19 §	292,992	294,693
Quintiles Transnational Corp Term B3 3.750% due 06/08/18 §	4,062,727	4,066,079
Radnet Management Inc Term B 4.253% due 10/10/18 §	1,902,061	1,893,740
Sage Products Inc Term B 4.250% due 12/13/19 §	563,359	565,823
Salix Pharmaceuticals Ltd due 11/07/19 µ	575,000	580,750
Select Medical Corp Series C Term B 4.003% due 06/01/18 §	1,219,772	1,227,639
Sheridan Holdings Inc 4.500% due 06/29/18 §	739,160	744,589
The TriZetto Group Inc Term B 4.750% due 05/02/18 §	818,902	810,030
Truven Health Analytics Inc Term B 4.500% due 06/06/19 §	1,900,986	1,906,023
Valeant Pharmaceuticals International Inc (Canada)
Series C2 Term B
3.750% due 12/11/19 §	2,271,250	2,290,921
Series D2 Term B
3.750% due 02/13/19 §	2,188,558	2,206,340
Term E
4.500% due 08/05/20 §	3,970,000	4,001,018

		103,540,152

Industrials - 9.5%
ABC Supply Co Inc 3.500% due 04/16/20 §	1,396,500	1,401,191
ADS Waste Holdings Inc Term B 4.250% due 10/09/19 §	2,227,500	2,243,213
Allflex Holdings III Inc (1st Lien) 4.250% due 07/17/20 §	523,688	526,797

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Alliance Laundry Systems LLC 4.263% due 12/10/18 §	$359,494	$361,965
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	918,012	925,280
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	818,813	824,596
Armstrong World Industries Inc Term B 3.500% due 03/16/20 §	719,563	721,811
Atlantic Aviation FBO Inc Term B 3.250% due 06/01/20 §	423,062	423,525
BakerCorp International Inc 4.250% due 02/14/20 §	2,034,625	2,030,387
Beechcraft Holding LLC 5.750% due 02/14/20 §	925,000	935,792
Bombardier Recreational Products Inc Term B (Canada) 4.000% due 01/30/19 §	2,598,514	2,611,507
Brock Holdings III Inc Term B 6.002% due 03/16/17 §	1,354,903	1,362,525
Ceridian Corp Term B 4.415% due 05/09/17 §	975,000	980,687
ClientLogic Corp 6.996% due 01/30/17 §	2,102,207	2,119,025
Covanta Energy Corp 3.500% due 03/28/19 §	515,813	518,607
CPG International Inc 4.750% due 09/30/20 §	498,000	501,113
CPM Acquisition Corp (1st Lien) 6.250% due 08/29/17 §	567,813	570,652
DAE Aviation Holdings Inc
Term B
6.250% due 11/02/18 §	747,420	755,361
Term B2
6.250% due 11/02/18 §	338,830	342,430
Delta 2 SARL Term B (Luxembourg) 4.500% due 04/30/19 §	3,127,427	3,162,332
Ducommun Inc 5.000% due 06/28/17 §	488,618	493,810
Edwards Ltd Term B (Cayman) 5.500% due 03/26/20 §	1,205,839	1,209,042
Emerald Expositions Holding Inc Term B 5.500% due 06/17/20 §	621,875	626,150
Filtration Group Inc (1st Lien) 4.500% due 11/21/20 §	225,000	227,531
Flying Fortress Inc 3.500% due 06/30/17 §	2,513,333	2,521,188
Garda World Security Corp Term B (Canada) 4.000% due 11/06/20 §	358,333	359,957
Gardner Denver Inc 4.250% due 07/30/20 §	1,471,313	1,475,910
Generac Power Systems Inc Term B 3.500% due 05/31/20 §	1,396,500	1,401,301
Grede LLC Term B 4.500% due 05/02/18 §	1,185,360	1,190,300
Husky Injection Molding Systems Ltd (Canada)
due 06/30/18 µ	300,000	302,508
Term B
4.250% due 06/29/18 §	891,204	898,653
IG Investment Holdings LLC (1st Lien) 5.250% due 10/31/19 §	1,289,992	1,302,892
Jason Inc 5.000% due 02/28/19 §	583,668	585,127
JFB Firth Rixson Inc 4.250% due 06/30/17 §	371,250	372,874
JMC Steel Group Inc 4.750% due 04/03/17 §	850,964	854,410
KAR Auction Services Inc Term B 3.750% due 05/19/17 §	2,459,293	2,473,618

	Principal Amount	Value
Merrill Communications LLC (1st Lien) 7.250% due 03/08/18 §	$777,001	$790,356
Metaldyne LLC Term B 5.000% due 12/18/18 §	1,784,244	1,801,195
Milacron LLC 4.250% due 03/30/20 §	446,625	447,273
Monitronics International Inc Term B 4.250% due 03/23/18 §	273,618	276,297
Paladin Brands Holding Inc Term B 6.750% due 08/16/19 §	575,000	570,688
Pelican Products Inc (1st Lien) 6.250% due 07/11/18 §	615,625	617,934
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	3,615,938	3,628,731
Schaeffler AG Term C (Germany) 4.250% due 01/27/17 §	875,000	883,641
Sedgwick CMS Holdings Inc (1st Lien) 4.250% due 06/12/18 §	522,375	525,313
Sensata Technologies Finance Co LLC 3.250% due 05/11/18 §	232,272	234,068
Sequa Corp Term B 5.250% due 06/19/17 §	959,265	939,480
Silver II US Holdings LLC 4.000% due 12/13/19 §	2,218,295	2,222,800
SumTotal Systems LLC (1st Lien) 6.279% due 11/16/18 §	1,403,919	1,388,125
Swift Transportation Co Inc Term B2 4.000% due 12/21/17 §	1,566,395	1,579,317
Tank Holding Corp 4.250% due 07/09/19 §	1,028,845	1,024,987
Terex Corp 3.500% due 04/28/17 §	688,299	695,182
The Hertz Corp
Term B
3.750% due 03/12/18 §	2,054,250	2,064,521
Term B2
3.000% due 03/11/18 §	599,966	600,609
The Manitowoc Co Inc due 01/03/21 µ	250,000	250,625
Transdigm Inc Term C 3.750% due 02/28/20 §	3,376,496	3,389,860
U.S. Security Holdings Inc 6.000% due 07/28/17 §	929,404	937,536
Waupaca Foundry Inc 4.500% due 06/29/17 §	1,528,119	1,531,939
West Corp Term B8 3.750% due 06/29/18 §	3,557,287	3,577,289
WireCo WorldGroup Inc 6.000% due 02/15/17 §	740,625	747,568
WTG Holdings III Corp (1st Lien) due 12/11/20 µ	325,000	327,167

		70,666,568

Information Technology - 9.6%
Activision Blizzard Inc Term B 3.250% due 10/12/20 §	2,768,063	2,789,554
Aeroflex Inc Term B 4.500% due 11/11/19 §	701,937	708,880
Applied Systems Inc (1st Lien) 4.250% due 12/08/16 §	2,207,473	2,218,511
Arris Group Inc Term B 3.500% due 04/17/20 §	1,030,206	1,028,275
Attachmate Corp (1st Lien) 7.250% due 11/22/17 §	2,201,012	2,241,823
Booz Allen Hamilton Inc 3.750% due 07/31/19 §	440,644	442,517
CCC Information Services Inc 4.000% due 12/20/19 §	495,372	496,508
Cinedigm Digital Funding I LLC 3.750% due 04/29/16 §	704,813	706,135

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
CommScope Inc Term B4 3.250% due 01/26/18 §	$947,625	$955,324
CompuCom Systems Inc Term B 4.250% due 05/11/20 §	497,500	497,708
Dell Inc
Term B
4.500% due 04/29/20 §	7,275,000	7,302,281
Term C
3.750% due 10/29/18 §	1,325,000	1,329,509
Eagle Parent Inc 4.500% due 05/16/18 §	2,253,746	2,268,889
EIG Investors Corp 5.000% due 11/09/19 §	2,650,919	2,669,144
Emdeon Business Services LLC Term B2 3.750% due 11/02/18 §	1,726,702	1,733,536
Excelitas Technologies Corp (1st Lien) 6.000% due 10/30/20 §	666,171	672,833
Expert Global Solutions Inc Term B 8.500% due 04/03/18 §	2,441,633	2,441,633
Freescale Semiconductor Inc Term B4 5.000% due 02/28/20 §	2,322,450	2,351,239
Hyland Software Inc (1st Lien) 5.500% due 10/25/19 §	396,000	398,376
IAP Worldwide Services Inc 9.250% due 12/31/15 §	3,558,685	1,156,573
Infor US Inc
Term B2
5.250% due 04/05/18 §	4,058,902	4,063,131
Term B3
3.750% due 06/03/20 §	369,833	369,325
Term B5
due 06/03/20 µ	700,000	701,400
Kronos Inc 4.500% due 10/30/19 §	2,130,234	2,150,649
Magic Newco LLC (1st Lien) 5.000% due 12/12/18 §	1,753,815	1,769,161
Mercury Payment Systems Canada LLC Term B 5.500% due 07/03/17 §	1,248,129	1,255,930
Microsemi Corp 3.750% due 02/19/20 §	1,748,211	1,759,137
Mitel US Holdings Inc 7.000% due 02/27/19 §	736,313	739,994
Moneygram International Inc Term B 4.250% due 03/27/20 §	471,438	476,591
NXP BV Term D (Netherlands) 3.250% due 01/11/20 §	1,546,125	1,548,783
Opal Acquisition Inc Term B due 11/27/20 µ	425,000	425,885
Open Text Corp due 01/04/21 µ	775,000	777,583
Renaissance Learning Inc Term B 5.000% due 10/16/20 §	673,313	676,679
Rocket Software Inc 5.750% due 02/08/18 §	563,507	564,916
RP Crown Parent LLC 6.000% due 12/21/18 §	2,082,011	2,097,626
SafeNet Inc Term B 2.705% due 04/12/14 §	98,754	98,692
Serena Software Inc
4.165% due 03/10/16 §	2,269,173	2,246,481
Term B
5.000% due 03/10/16 §	425,000	422,875
Sirius Computer Solutions Inc Term B 7.000% due 11/30/18 §	566,731	575,940
SkillSoft Corp Term B 5.000% due 05/26/17 §	1,203,373	1,216,158
Smart Technologies LLC (Canada) 10.500% due 01/31/18 §	490,625	478,359

	Principal Amount	Value
Spansion LLC
due 12/13/18 µ	$324,188	$325,403
3.750% due 12/13/18 §	863,861	867,100
SS&C Technologies Inc
Term B1
3.250% due 06/07/19 §	929,796	933,856
Term B2
3.250% due 06/07/19 §	96,186	96,456
SunGard Data Systems Inc
Term C
3.919% due 02/28/17 §	1,571,484	1,579,833
Term E
4.000% due 03/09/20 §	4,183,388	4,221,954
Vertafore Inc (1st Lien) 4.250% due 10/03/19 §	1,168,742	1,178,481
Wall Street Systems Inc (1st Lien) 5.750% due 10/25/19 §	1,361,250	1,374,012
Web.com Group Inc Term B 4.500% due 10/27/17 §	1,201,059	1,215,571
Websense Inc Term B 4.500% due 06/25/20 §	671,625	674,144

		71,291,353

Materials - 6.3%
Allnex USA Inc
Term B1
4.500% due 10/03/19 §	311,173	314,479
Term B2
4.500% due 10/03/19 §	161,452	163,168
Axalta Coating Systems US Holdings Inc 4.750% due 02/01/20 §	2,277,788	2,297,085
AZ Chem US Inc 5.250% due 12/22/17 §	1,169,499	1,181,486
Berry Plastics Holding Corp
Term D
3.500% due 02/07/20 §	2,506,063	2,499,015
Term E
due 01/09/21 µ	550,000	550,393
BWAY Holding Co Inc Term B 4.500% due 08/07/17 §	2,116,342	2,131,775
Constellium Holdco BV Term B (Netherlands) 6.000% due 03/25/20 §	570,688	587,808
Emerald Performance Materials LLC Term B 6.750% due 05/18/18 §	812,627	818,722
Essar Steel Algoma Inc (Canada) 9.250% due 09/19/14 §	1,160,313	1,171,916
Expera Specialty Solutions LLC Term B 7.500% due 12/21/18 §	422,875	429,218
Fairmount Minerals Ltd
Term B1
4.247% due 03/15/17 §	324,188	327,308
Term B2
5.000% due 09/05/19 §	1,596,000	1,621,603
FMG Resources Property Ltd Term B (Australia) 4.250% due 06/28/19 §	4,723,759	4,795,598
General Chemical Corp 5.007% due 10/06/15 §	570,118	572,968
Huntsman International LLC Term B due 10/15/20 µ	1,600,000	1,606,000
Ineos US Finance LLC 4.000% due 05/04/18 §	3,066,115	3,079,769
MacDermid Inc (1st Lien) 4.000% due 06/08/20 §	621,875	626,928
Multi Packaging Solutions Inc Term B 4.250% due 08/21/20 §	275,000	276,031
Murray Energy Corp (1st Lien) 5.250% due 11/21/19 §	1,075,000	1,086,646

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Neenah Foundry Co 6.750% due 04/26/17 §	$461,573	$460,996
Noranda Aluminum Acquisition Corp Term B 5.750% due 02/28/19 §	1,277,250	1,201,679
Novelis Inc (Canada) 3.750% due 03/10/17 §	3,008,788	3,025,697
Omnova Solutions Inc Term B1 4.250% due 05/31/18 §	654,750	658,842
OXEA Finance LLC Term B2 4.250% due 01/15/20 §	550,000	555,500
Polarpak Inc (1st Lien) (Canada) 4.500% due 06/05/20 §	192,967	194,897
PQ Corp 4.500% due 08/07/17 §	1,336,500	1,348,821
Preferred Proppants LLC Term B 11.750% due 12/15/16 § Y	911,125	652,973
Quikrete Holdings Inc (1st Lien) 4.000% due 09/28/20 §	773,063	778,132
Summit Materials Cos I LLC Term B 5.000% due 01/30/19 §	615,660	618,739
SunCoke Energy Inc Term B 4.000% due 07/26/18 §	197,171	196,796
Taminco Global Chemical Corp Term B2 4.250% due 02/15/19 §	491,287	494,972
Tata Chemicals North American Inc Term B 3.750% due 08/07/20 §	920,375	923,251
TricorBraun Inc Term B 4.003% due 05/03/18 §	760,833	764,320
Tronox Pigments BV (Netherlands) 4.500% due 03/19/20 §	2,263,625	2,296,165
Unifrax Corp 4.250% due 11/28/18 §	435,029	437,136
UnitedCentral Industrial Supply Co LLC (1st Lien) 7.500% due 10/09/18 §	1,287,000	1,229,085
Univar Inc Term B 5.000% due 06/30/17 §	2,723,893	2,700,911
Walter Energy Inc Term B 6.750% due 04/02/18 §	2,061,162	2,025,951

		46,702,779

Telecommunication Services - 3.7%
Atlantic Broadband Finance LLC Term B 3.250% due 12/02/19 §	962,813	961,609
Cellular South Inc 3.250% due 05/22/20 §	322,563	322,159
Cricket Communications Inc
4.750% due 10/10/19 §	544,500	546,995
Term C
4.750% due 03/09/20 §	2,313,375	2,321,636
Crown Castle International Corp
3.250% due 01/31/19 §	895,493	897,528
Crown Castle Operating Co
Term B2 due 01/29/21 µ	450,000	451,527
Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	6,025,000	6,085,250
SBA Finance
3.750% due 06/29/18 §	442,296	444,507
3.750% due 09/27/19 §	183,285	184,431
Syniverse Holdings Inc
4.000% due 04/23/19 §	2,159,609	2,164,108
Term B
4.000% due 04/23/19 §	1,405,806	1,412,835
Telesat LLC Term B2 3.500% due 03/28/19 §	3,392,427	3,410,804
TNS Inc (1st Lien) 5.000% due 02/14/20 §	968,056	976,677

	Principal Amount	Value
UPC Financing Partnership (Netherlands)
Term AF
4.000% due 01/29/21 §	$975,000	$981,500
Term AH
3.250% due 06/30/21 §	6,356,978	6,353,997

		27,515,563

Utilities - 1.7%
AES Corp Term B 3.750% due 06/01/18 §	2,288,713	2,307,922
Calpine Corp
Term B1
4.000% due 04/02/18 §	3,109,519	3,135,757
Term B2
4.000% due 04/02/18 §	1,218,750	1,228,747
Term B3
4.000% due 10/09/19 §	962,813	970,903
Dynegy Holdings Inc Term B2 4.000% due 04/23/20 §	1,040,923	1,048,513
EFS Cogen Holdings I Inc Term B 3.750% due 12/01/20 §	475,000	478,563
Equipower Resources Holdings LLC Term C 4.250% due 12/31/19 §	472,626	475,186
La Frontera Generation LLC 4.500% due 09/30/20 §	513,772	520,034
LSP Madison Funding LLC 5.500% due 06/28/19 §	624,517	631,022
PowerTeam Services LLC (1st Lien)
3.250% due 05/06/20 §	12,084	11,977
4.250% due 05/06/20 §	221,111	219,287
Raven Power Finance LLC 5.250% due 12/19/20 §	1,250,000	1,253,125
Texas Competitive Electric Holdings Co LLC 4.730% due 10/10/17 §	1,064,019	734,971

		13,016,007

Total Senior Loan Notes (Cost $674,413,541)		674,779,582

SHORT-TERM INVESTMENT - 5.0%
Repurchase Agreement - 5.0%
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $37,219,086; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $37,967,205)	37,219,086	37,219,086

Total Short-Term Investment (Cost $37,219,086)		37,219,086

TOTAL INVESTMENTS - 101.1% (Cost $751,381,727)		754,254,098

OTHER ASSETS & LIABILITIES, NET - (1.1%)		(8,252,694)

NET ASSETS - 100.0%		$746,001,404

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	30.9%
Health Care	14.6%
Industrials	10.2%
Information Technology	10.0%
Financials	6.7%
Materials	6.6%
Consumer Staples	6.6%
Short-Term Investment	5.0%
Energy	4.4%
Telecommunication Services	4.2%
Others (each less than 3.0%)	1.9%

	101.1%
Other Assets & Liabilities, Net	(1.1%	)

	100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	4.9%
BBB	4.8%
BB	40.0%
B	44.4%
CCC	1.7%
D	0.1%
Not Rated	4.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	An investment with a value of $78,495 or less than 0.1% of the portfolio’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(e)	Investments with a total aggregate value of $842,973 or 0.1% of the portfolio’s net assets were in default as of December 31, 2013.

(f)	Restricted securities as of December 31, 2013 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Euramax Holdings Inc ‘A’ Acq 06/29/09	$60,302	$230,929	0.0%

(g)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $218,231 or less than 0.1% of the net assets as of December 31, 2013, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Golden Nugget Inc	$111,393	$113,659	$2,266
Garda World Security Corp	91,216	92,082	866
Power Team Services LLC	15,622	15,557	(65)

	$218,231	$221,298	$3,067

(h)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$230,929	$-	$230,929	$-
	Corporate Bonds & Notes	42,024,501	-	41,946,006	78,495
	Senior Loan Notes	674,779,582	-	673,623,009	1,156,573
	Short-Term Investment	37,219,086	-	37,219,086	-
	Unfunded Loan Commitments	3,132	-	3,132	-

	Total Assets	754,257,230	-	753,022,162	1,235,068

Liabilities	Unfunded Loan Commitment	(65)	-	(65)	-

	Total Liabilities	(65)	-	(65)	-

	Total	$754,257,165	$-	$753,022,097	$1,235,068

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Energy - 0.1%
Halcon Resources Corp 5.750% *	800	$645,328

Total Convertible Preferred Stocks (Cost $800,000)		645,328

COMMON STOCKS - 2.4%
Consumer Discretionary - 0.9%
Cedar Fair LP	28,630	1,419,475
Ford Motor Co	71,170	1,098,153
L Brands Inc	28,100	1,737,985
Las Vegas Sands Corp	34,540	2,724,170
Lennar Corp ‘A’	33,540	1,326,842
MGM Resorts International *	77,470	1,822,095
Standard Pacific Corp *	142,560	1,290,168

		11,418,888

Energy - 0.1%
Concho Resources Inc *	14,310	1,545,480
Halcon Resources Corp *	4,741	18,300

		1,563,780

Health Care - 0.1%
HCA Holdings Inc *	33,050	1,576,816

Industrials - 0.5%

Ply Gem Holdings Inc *	61,670	1,111,910
The ADT Corp	42,745	1,729,890
United Rentals Inc *	35,000	2,728,250

		5,570,050

Information Technology - 0.2%

CommScope Holding Co Inc *	132,500	2,506,900

Materials - 0.3%

Freeport-McMoRan Copper & Gold Inc	64,630	2,439,136
Louisiana-Pacific Corp *	77,950	1,442,855

		3,881,991

Telecommunication Services - 0.2%
Crown Castle International Corp REIT *	8,830	648,387
Intelsat SA * (Luxembourg)	69,750	1,572,165

		2,220,552

Utilities - 0.1%
NRG Energy Inc	43,850	1,259,372

Total Common Stocks (Cost $24,610,925)		29,998,349

	Principal Amount
CORPORATE BONDS & NOTES - 91.9%
Consumer Discretionary - 17.7%
99 Cents Only Stores 11.000% due 12/15/19	$3,271,000	3,728,940
American Axle & Manufacturing Inc 5.125% due 02/15/19	4,525,000	4,672,062
Beazer Homes USA Inc
7.250% due 02/01/23	3,050,000	3,065,250
7.500% due 09/15/21 ~	1,750,000	1,820,000

	Principal Amount	Value
9.125% due 06/15/18	$4,821,000	$5,182,575
9.125% due 05/15/19	3,000,000	3,225,000
Boyd Gaming Corp 9.000% due 07/01/20	6,350,000	6,985,000
Cablevision Systems Corp 8.625% due 09/15/17	5,100,000	5,954,250
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20	900,000	879,750
10.000% due 12/15/15	3,000,000	2,595,000
10.000% due 12/15/18	2,000,000	970,000
11.250% due 06/01/17	5,500,000	5,610,000
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20 ~	5,850,000	6,113,250
11.000% due 10/01/21 ~	4,850,000	4,995,500
CCO Holdings LLC
5.750% due 09/01/23 ~	3,050,000	2,905,125
7.000% due 01/15/19	3,500,000	3,696,875
Cedar Fair LP 5.250% due 03/15/21	4,400,000	4,367,000
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	2,350,000	2,214,875
6.375% due 09/15/20 ~	2,200,000	2,266,000
Clear Channel Communications Inc
5.500% due 12/15/16	6,275,000	5,553,375
11.250% due 03/01/21	3,000,000	3,240,000
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	3,395,000	3,484,119
7.625% due 03/15/20	2,625,000	2,772,656
Dana Holding Corp
5.375% due 09/15/21	1,000,000	1,008,750
6.750% due 02/15/21	5,150,000	5,562,000
DISH DBS Corp 5.125% due 05/01/20	2,850,000	2,864,250
Hilton Worldwide Finance LLC 5.625% due 10/15/21 ~	5,650,000	5,872,469
Jaguar Land Rover Automotive PLC (United Kingdom)
4.125% due 12/15/18 ~	3,000,000	3,033,750
5.625% due 02/01/23 ~	1,150,000	1,155,750
8.125% due 05/15/21 ~	2,155,000	2,462,088
Jo-Ann Stores Holdings Inc 9.750% PIK due 10/15/19 ~	2,250,000	2,365,313
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	7,325,000	7,700,406
L Brands Inc 6.625% due 04/01/21	5,000,000	5,512,500
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	2,700,000	2,878,875
Landry’s Inc 9.375% due 05/01/20 ~	3,850,000	4,215,750
MGM Resorts International
6.750% due 10/01/20	3,850,000	4,129,125
8.625% due 02/01/19	2,000,000	2,355,000
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	2,850,000	2,978,250
Michaels Stores Inc 5.875% due 12/15/20 ~	2,475,000	2,493,562
Neiman Marcus Group Ltd Inc
8.000% due 10/15/21 ~	1,925,000	2,021,250
8.750% PIK due 10/15/21 ~	3,800,000	3,999,500
NPC International Inc 10.500% due 01/15/20	4,500,000	5,220,000
Penn National Gaming Inc 5.875% due 11/01/21 ~	5,300,000	5,247,000
Petco Holdings Inc 8.500% PIK due 10/15/17 ~	3,575,000	3,664,375
Pinnacle Entertainment Inc 7.750% due 04/01/22	2,800,000	3,066,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
PNK Finance Corp 6.375% due 08/01/21 ~	$3,800,000	$3,904,500
ServiceMaster Co 8.000% due 02/15/20	5,100,000	5,227,500
Sinclair Television Group Inc
5.375% due 04/01/21	1,950,000	1,930,500
6.375% due 11/01/21 ~	2,950,000	3,068,000
8.375% due 10/15/18	2,000,000	2,182,500
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	6,075,000	5,953,500
Standard Pacific Corp
6.250% due 12/15/21	7,000,000	7,306,250
8.375% due 01/15/21	3,000,000	3,510,000
The Ryland Group Inc 5.375% due 10/01/22	6,770,000	6,465,350
Virgin Media Finance PLC (United Kingdom) 6.375% due 04/15/23 ~	3,100,000	3,169,750
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	4,500,000	4,522,500
Wolverine World Wide Inc 6.125% due 10/15/20	4,825,000	5,186,875

		218,529,790

Consumer Staples - 5.0%
Beverages & More Inc 10.000% due 11/15/18 ~	5,175,000	5,233,219
Del Monte Corp 7.625% due 02/15/19	4,500,000	4,685,625
JBS Investments GmbH (Austria) 7.750% due 10/28/20 ~	4,300,000	4,364,500
JBS USA LLC
7.250% due 06/01/21 ~	900,000	940,500
8.250% due 02/01/20 ~	3,000,000	3,270,000
New Albertsons Inc 7.450% due 08/01/29	2,000,000	1,650,000
Reynolds Group Issuer Inc
8.250% due 02/15/21	5,000,000	5,362,500
8.500% due 05/15/18	7,850,000	8,321,000
9.000% due 04/15/19	7,725,000	8,323,687
Rite Aid Corp
6.750% due 06/15/21	2,700,000	2,845,125
9.250% due 03/15/20	3,500,000	4,033,750
Roundy’s Supermarkets Inc 10.250% due 12/15/20 ~	5,175,000	5,304,375
Sun Merger Sub Inc
5.250% due 08/01/18 ~	750,000	787,500
5.875% due 08/01/21 ~	3,750,000	3,853,125
SUPERVALU Inc 6.750% due 06/01/21	2,800,000	2,779,000

		61,753,906

Energy - 15.3%
Alpha Natural Resources Inc
6.000% due 06/01/19	3,925,000	3,404,938
6.250% due 06/01/21	2,000,000	1,720,000
Arch Coal Inc
7.250% due 10/01/20	3,275,000	2,570,875
7.250% due 06/15/21	3,000,000	2,310,000
Atlas Pipeline Partners LP
4.750% due 11/15/21 ~	1,850,000	1,702,000
5.875% due 08/01/23 ~	4,150,000	3,973,625
6.625% due 10/01/20	2,750,000	2,887,500
Basic Energy Services Inc 7.750% due 02/15/19	5,200,000	5,460,000
Berry Petroleum Co 6.750% due 11/01/20	1,950,000	2,032,875

	Principal Amount	Value
Chaparral Energy Inc
7.625% due 11/15/22	$5,000,000	$5,375,000
8.250% due 09/01/21	1,550,000	1,689,500
Chesapeake Energy Corp
6.125% due 02/15/21	1,950,000	2,101,125
6.625% due 08/15/20	2,500,000	2,806,250
Cimarex Energy Co 5.875% due 05/01/22	5,000,000	5,325,000
Crestwood Midstream Partners LP 6.125% due 03/01/22 ~	4,625,000	4,763,750
EP Energy LLC
7.750% due 09/01/22	2,625,000	2,953,125
9.375% due 05/01/20	1,900,000	2,201,625
EV Energy Partners LP 8.000% due 04/15/19	5,000,000	5,050,000
Forum Energy Technologies Inc 6.250% due 10/01/21 ~	4,900,000	5,169,500
Halcon Resources Corp
8.875% due 05/15/21	4,700,000	4,770,500
9.250% due 02/15/22 ~	2,000,000	2,045,000
9.750% due 07/15/20 ~	2,950,000	3,086,438
Hercules Offshore Inc 7.500% due 10/01/21 ~	5,250,000	5,591,250
Hiland Partners LP 7.250% due 10/01/20 ~	8,575,000	9,239,562
Hilcorp Energy I LP
7.625% due 04/15/21 ~	2,000,000	2,180,000
8.000% due 02/15/20 ~	4,000,000	4,350,000
Kinder Morgan Inc 5.000% due 02/15/21 ~	6,350,000	6,278,829
Kodiak Oil & Gas Corp (Canada) 5.500% due 01/15/21	4,850,000	4,862,125
Linn Energy LLC
7.000% due 11/01/19 ~	1,900,000	1,928,500
7.750% due 02/01/21	5,500,000	5,843,750
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	1,650,000	1,668,563
6.500% due 03/15/21 ~	4,620,000	4,885,650
Pacific Drilling SA (Luxembourg) 5.375% due 06/01/20 ~	5,300,000	5,353,000
QEP Resources Inc
5.250% due 05/01/23	2,350,000	2,214,875
5.375% due 10/01/22	2,600,000	2,515,500
6.875% due 03/01/21	1,950,000	2,101,125
Regency Energy Partners LP 5.750% due 09/01/20	5,600,000	5,810,000
Sabine Pass Liquefaction LLC 5.625% due 02/01/21 ~	5,150,000	5,059,875
Sabine Pass LNG LP 6.500% due 11/01/20	1,500,000	1,563,750
Samson Investment Co 10.500% due 02/15/20 ~	3,000,000	3,285,000
Sanchez Energy Corp 7.750% due 06/15/21 ~	5,575,000	5,728,312
SandRidge Energy Inc 7.500% due 03/15/21	6,800,000	7,157,000
Seadrill Ltd (Bermuda)
5.625% due 09/15/17 ~	5,050,000	5,252,000
6.125% due 09/15/20 ~	3,000,000	3,007,500
SESI LLC
6.375% due 05/01/19	6,500,000	6,971,250
7.125% due 12/15/21	2,000,000	2,240,000
Tervita Corp (Canada) 8.000% due 11/15/18 ~	4,800,000	4,980,000
10.875% due 02/15/18 ~	175,000	178,719
WPX Energy Inc 6.000% due 01/15/22	5,000,000	5,025,000

		188,669,761

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Financials - 7.9%
Ally Financial Inc
4.750% due 09/10/18	$4,650,000	$4,882,500
7.500% due 09/15/20	3,225,000	3,769,219
CBRE Services Inc 6.625% due 10/15/20	4,500,000	4,837,500
CIT Group Inc
5.375% due 05/15/20	925,000	987,438
5.500% due 02/15/19 ~	2,000,000	2,155,000
DuPont Fabros Technology LP REIT 5.875% due 09/15/21	4,650,000	4,824,375
E*TRADE Financial Corp 6.375% due 11/15/19	4,925,000	5,312,844
First Data Corp
6.750% due 11/01/20 ~	1,850,000	1,933,250
7.375% due 06/15/19 ~	3,600,000	3,852,000
10.625% due 06/15/21 ~	1,850,000	2,014,188
12.625% due 01/15/21	6,284,000	7,407,265
Hockey Merger Sub 2 Inc 7.875% due 10/01/21 ~	5,100,000	5,265,750
Igloo Holdings Corp 8.250% PIK due 12/15/17 ~	2,717,000	2,771,340
Jefferies Finance LLC 7.375% due 04/01/20 ~	5,800,000	6,061,000
MPH Intermediate Holdings Co 2 8.375% PIK due 08/01/18 ~	3,100,000	3,235,625
Neuberger Berman Group LLC 5.875% due 03/15/22 ~	5,750,000	5,951,250
Nuveen Investments Inc
9.125% due 10/15/17 ~	4,675,000	4,698,375
9.500% due 10/15/20 ~	2,425,000	2,443,187
RHP Hotel Properties LP REIT 5.000% due 04/15/21	6,550,000	6,500,875
ROC Finance LLC 12.125% due 09/01/18 ~	3,425,000	3,536,312
SLM Corp
4.875% due 06/17/19	1,925,000	1,919,394
5.500% due 01/15/19	2,000,000	2,076,726
8.000% due 03/25/20	3,000,000	3,408,750
The Howard Hughes Corp 6.875% due 10/01/21 ~	7,150,000	7,471,750

		97,315,913

Health Care - 8.5%
Aviv Healthcare Properties LP 6.000% due 10/15/21 ~	4,725,000	4,831,313
Biomet Inc 6.500% due 08/01/20	4,825,000	5,090,375
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	4,875,000	4,975,547
CHS/Community Health Systems Inc 8.000% due 11/15/19	5,300,000	5,777,000
ConvaTec Finance International SA (Luxembourg) 8.250% PIK due 01/15/19 ~	5,250,000	5,387,812
DaVita HealthCare Partners Inc 5.750% due 08/15/22	4,825,000	4,909,437
DJO Finance LLC
7.750% due 04/15/18	4,000,000	4,090,000
9.875% due 04/15/18	1,000,000	1,080,000
Endo Finance Co 5.750% due 01/15/22 ~	5,175,000	5,213,812
Fresenius Medical Care US Finance II Inc 5.875% due 01/31/22 ~	4,650,000	4,929,000
HCA Holdings Inc
6.250% due 02/15/21	6,850,000	7,183,937
7.750% due 05/15/21	4,000,000	4,380,000
HCA Inc 5.875% due 03/15/22	3,250,000	3,363,750

	Principal Amount	Value
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	$5,000,000	$5,312,500
MultiPlan Inc 9.875% due 09/01/18 ~	3,500,000	3,867,500
Phibro Animal Health Corp 9.250% due 07/01/18 ~	3,000,000	3,210,000
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	4,700,000	5,064,250
Tenet Healthcare Corp
4.750% due 06/01/20	3,350,000	3,291,375
6.000% due 10/01/20 ~	1,900,000	1,986,688
6.750% due 02/01/20	4,250,000	4,372,188
8.000% due 08/01/20	1,750,000	1,905,313
8.125% due 04/01/22	4,800,000	5,184,000
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	8,700,000	9,211,125

		104,616,922

Industrials - 11.1%
ADS Waste Holdings Inc 8.250% due 10/01/20	4,725,000	5,150,250
Ahern Rentals Inc 9.500% due 06/15/18 ~	4,350,000	4,730,625
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	2,650,000	2,577,125
Allegion US Holding Co Inc 5.750% due 10/01/21 ~	4,900,000	5,120,500
American Airlines Pass-Through Trust ‘B’ 5.625% due 01/15/21 ~	1,800,000	1,804,500
Avis Budget Car Rental LLC
5.500% due 04/01/23	1,000,000	973,750
8.250% due 01/15/19	4,200,000	4,599,000
BC Mountain LLC 7.000% due 02/01/21 ~	5,325,000	5,404,875
Bombardier Inc (Canada)
5.750% due 03/15/22 ~	4,325,000	4,314,187
6.125% due 01/15/23 ~	850,000	847,875
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	5,000,000	5,225,000
CPG Merger Sub LLC 8.000% due 10/01/21 ~	5,200,000	5,434,000
HD Supply Inc
7.500% due 07/15/20	1,000,000	1,082,500
8.125% due 04/15/19	2,750,000	3,076,562
11.500% due 07/15/20	850,000	1,016,813
International Lease Finance Corp
3.875% due 04/15/18	2,350,000	2,360,281
4.625% due 04/15/21	2,900,000	2,774,938
5.875% due 04/01/19	3,000,000	3,210,000
5.875% due 08/15/22	1,000,000	1,002,500
6.250% due 05/15/19	1,550,000	1,685,625
Masco Corp 7.750% due 08/01/29	4,925,000	5,421,164
Nortek Inc 8.500% due 04/15/21	4,850,000	5,395,625
Roofing Supply Group LLC 10.000% due 06/01/20 ~	5,867,000	6,629,710
The ADT Corp 6.250% due 10/15/21 ~	8,550,000	8,988,187
The Hertz Corp
5.875% due 10/15/20	350,000	364,438
7.500% due 10/15/18	4,500,000	4,871,250
TMS International Corp 7.625% due 10/15/21 ~	5,775,000	6,179,250
TransDigm Inc
7.500% due 07/15/21	2,000,000	2,160,000
7.750% due 12/15/18	4,670,000	5,031,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
United Airlines Pass-Through Trust ‘B’ 5.375% due 02/15/23	$3,850,000	$3,898,125
United Rentals North America Inc
7.375% due 05/15/20	779,000	867,611
7.625% due 04/15/22	2,750,000	3,069,688
8.250% due 02/01/21	3,700,000	4,190,250
8.375% due 09/15/20	5,025,000	5,628,000
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	4,700,000	4,629,500
USG Corp
5.875% due 11/01/21 ~	2,675,000	2,785,344
7.875% due 03/30/20 ~	3,000,000	3,390,000
Virgin Australia Trust (Australia) 6.000% due 04/23/22 ~	950,000	976,125

		136,867,098

Information Technology - 3.0%
Advanced Micro Devices Inc
7.500% due 08/15/22	1,850,000	1,803,750
7.750% due 08/01/20	3,000,000	2,992,500
Alion Science & Technology Corp 10.250% due 02/01/15	2,500,000	1,793,750
Blackboard Inc 7.750% due 11/15/19 ~	6,150,000	6,134,625
BMC Software Finance Inc 8.125% due 07/15/21 ~	3,950,000	4,088,250
BMC Software Inc 7.250% due 06/01/18	2,194,000	2,226,910
Equinix Inc
4.875% due 04/01/20	5,100,000	5,100,000
5.375% due 04/01/23	1,475,000	1,449,187
Freescale Semiconductor Inc
5.000% due 05/15/21 ~	1,850,000	1,803,750
8.050% due 02/01/20	3,500,000	3,780,000
NXP BV (Netherlands)
3.750% due 06/01/18 ~	1,800,000	1,822,500
5.750% due 02/15/21 ~	3,800,000	3,990,000

		36,985,222

Materials - 12.2%
AK Steel Corp
8.375% due 04/01/22	3,000,000	3,030,000
8.750% due 12/01/18	2,875,000	3,227,188
Alphabet Holding Co Inc
7.750% PIK due 11/01/17	4,450,000	4,597,406
7.750% PIK due 11/01/17 ~	2,850,000	2,944,406
APERAM (Luxembourg) 7.375% due 04/01/16 ~	5,925,000	6,117,563
ArcelorMittal (Luxembourg)
6.000% due 03/01/21	2,975,000	3,168,375
6.125% due 06/01/18	6,000,000	6,607,500
6.750% due 02/25/22	6,175,000	6,746,187
7.250% due 03/01/41	4,650,000	4,464,000
ARD Finance SA (Luxembourg) 11.125% PIK due 06/01/18 ~	2,631,646	2,829,019
Ardagh Packaging Finance PLC (Ireland)
7.000% due 11/15/20 ~	4,665,000	4,734,975
9.125% due 10/15/20 ~	5,500,000	6,050,000
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	4,325,000	4,389,875
BOE Intermediate Holding Corp 9.000% PIK due 11/01/17 ~	4,913,850	5,147,258
BOE Merger Corp 9.500% PIK due 11/01/17 ~	5,250,000	5,604,375
Exopack Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	5,000,000	5,125,000
FMG Resources Property Ltd (Australia)
6.000% due 04/01/17 ~	6,055,000	6,463,713
7.000% due 11/01/15 ~	90,000	93,544
8.250% due 11/01/19 ~	6,175,000	6,954,594

	Principal Amount	Value
Hexion US Finance Corp
6.625% due 04/15/20	$1,200,000	$1,236,000
8.875% due 02/01/18	3,500,000	3,653,125
9.000% due 11/15/20	3,000,000	3,007,500
INEOS Group Holdings SA (Luxembourg) 6.125% due 08/15/18 ~	4,700,000	4,735,250
Louisiana-Pacific Corp 7.500% due 06/01/20	4,800,000	5,364,000
Momentive Performance Materials Inc 8.875% due 10/15/20	2,000,000	2,115,000
Mustang Merger Corp 8.500% due 08/15/21 ~	5,438,000	5,900,230
New Gold Inc (Canada) 6.250% due 11/15/22 ~	6,815,000	6,627,587
Novelis Inc (Canada) 8.750% due 12/15/20	5,000,000	5,587,500
Sappi Papier Holding GmbH (Austria)
7.750% due 07/15/17 ~	3,400,000	3,740,000
8.375% due 06/15/19 ~	3,725,000	4,102,156
Sealed Air Corp 8.375% due 09/15/21 ~	5,000,000	5,700,000
Tronox Finance LLC 6.375% due 08/15/20	5,900,000	6,047,500
Wise Metals Group LLC 8.750% due 12/15/18 ~	4,675,000	4,943,813

		151,054,639

Telecommunication Services - 7.9%
CenturyLink Inc 5.625% due 04/01/20	5,200,000	5,317,000
Crown Castle International Corp 5.250% due 01/15/23	4,500,000	4,432,500
Digicel Group Ltd (Bermuda) 8.250% due 09/30/20 ~	4,000,000	4,165,000
Digicel Ltd (Bermuda)
6.000% due 04/15/21 ~	2,700,000	2,612,250
7.000% due 02/15/20 ~	3,161,000	3,208,415
Hughes Satellite Systems Corp 7.625% due 06/15/21	7,000,000	7,840,000
Intelsat Jackson Holdings SA (Luxembourg)
6.625% due 12/15/22 ~	4,650,000	4,812,750
7.250% due 10/15/20	2,000,000	2,197,500
Intelsat Luxembourg SA (Luxembourg)
6.750% due 06/01/18 ~	2,000,000	2,135,000
7.750% due 06/01/21 ~	6,300,000	6,780,375
8.125% due 06/01/23 ~	5,000,000	5,381,250
Level 3 Communications Inc 11.875% due 02/01/19	2,000,000	2,310,000
Level 3 Financing Inc
6.125% due 01/15/21 ~	925,000	936,563
7.000% due 06/01/20	3,700,000	3,940,500
MetroPCS Wireless Inc
6.250% due 04/01/21 ~	850,000	885,063
6.625% due 04/01/23 ~	1,000,000	1,036,250
Sprint Communications Inc
6.000% due 11/15/22	4,025,000	3,944,500
7.000% due 03/01/20 ~	10,235,000	11,463,200
9.000% due 11/15/18 ~	2,800,000	3,381,000
Sprint Corp
7.125% due 06/15/24 ~	975,000	992,062
7.250% due 09/15/21 ~	9,500,000	10,236,250
7.875% due 09/15/23 ~	2,475,000	2,666,812
T-Mobile USA Inc
6.464% due 04/28/19	1,850,000	1,970,250
6.633% due 04/28/21	4,350,000	4,605,562
6.836% due 04/28/23	250,000	260,313

		97,510,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Utilities - 3.3%
Calpine Corp
6.000% due 01/15/22 ~	$925,000	$952,750
7.500% due 02/15/21 ~	4,375,000	4,796,094
7.875% due 01/15/23 ~	2,598,000	2,851,305
Energy Future Intermediate Holding Co LLC 12.250% due 03/01/22 ~	4,000,000	4,720,000
GenOn Americas Generation LLC 9.125% due 05/01/31	2,000,000	2,045,000
GenOn Energy Inc
7.875% due 06/15/17	2,000,000	2,210,000
9.875% due 10/15/20	2,050,000	2,285,750
NRG Energy Inc
6.625% due 03/15/23	1,000,000	1,012,500
7.625% due 01/15/18	9,225,000	10,562,625
7.875% due 05/15/21	3,000,000	3,337,500
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	6,059,000	408,982
15.000% due 04/01/21	2,000,000	560,000
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% PIK due 07/15/17 ~	5,285,929	5,589,870

		41,332,376

Total Corporate Bonds & Notes (Cost $1,101,764,617)		1,134,635,992

CONVERTIBLE CORPORATE BONDS & NOTES - 0.3%
Telecommunication Services - 0.3%
Clearwire Communications LLC 8.250% due 12/01/40 ~	3,500,000	4,042,500

Total Convertible Corporate Bonds & Notes (Cost $3,461,861)		4,042,500

SENIOR LOAN NOTES - 3.3%
Consumer Discretionary - 1.1%
Brickman Group Holdings Inc (2nd Lien) due 12/17/21 µ	5,000,000	5,123,440
Caesars Entertainment Operating Co Term B6 5.488% due 01/26/18 §	1,197,583	1,145,840
Clear Channel Communications Inc
Term B
3.819% due 01/29/16 §	575,454	558,982
Term D
6.919% due 01/30/19 §	1,697,344	1,625,206
ClubCorp Club Operations Inc 4.000% due 07/24/20 §	1,901,877	1,920,896
Evergreen Acquisition Co 1 LP 5.000% due 07/09/19 §	1,970,063	1,981,440
Regent Seven Seas Cruises Inc Term B 4.750% due 12/21/18 §	987,500	1,001,078

		13,356,882

Consumer Staples - 0.5%
BJ’s Wholesale Club Inc 4.500% due 09/26/19 §	990,019	993,418
Reddy Ice Corp Term B due 05/01/19 µ	2,992,462	2,990,592
Sprouts Farmers Markets Holdings LLC 4.000% due 04/23/20 §	2,034,643	2,042,273

		6,026,283

	Principal Amount	Value
Energy - 0.6%
Chesapeake Energy Corp 5.750% due 12/01/17 §	$2,000,000	$2,045,000
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	2,951,968	3,040,527
Samson Investment Co (2nd Lien)
6.000% due 09/25/18 §	1,000,000	1,005,313
Term B
due 09/25/18 µ	2,000,000	2,010,000

		8,100,840

Financials - 0.6%
First Data Corp Term B 4.164% due 03/23/18 §	2,000,000	2,004,876
Realogy Corp 4.445% due 10/10/16	149,945	149,945
ROC Finance LLC 5.000% due 05/15/19 §	2,493,750	2,389,843
Stockbridge SBE Holdings LLC Term B 13.000% due 05/02/17 §	2,500,000	2,762,500

		7,307,164

Industrials - 0.2%
WTG Holdings III Corp (2nd Lien) due 12/10/21 µ	2,000,000	2,030,000

Telecommunication Services - 0.1%
Level 3 Financing Inc 4.000% due 08/01/19 §	1,000,000	1,007,375

Utilities - 0.2%
Texas Competitive Electric Holdings Co LLC 4.730% due 10/10/17 §	3,797,685	2,623,251

Total Senior Loan Notes (Cost $40,484,617)		40,451,795

SHORT-TERM INVESTMENT - 1.3%
Repurchase Agreement - 1.3%
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $16,153,110; collateralized by Fannie Mae: 0.000% due 06/01/17 and value $16,478,000)	16,153,110	16,153,110

Total Short-Term Investment (Cost $16,153,110)		16,153,110

TOTAL INVESTMENTS - 99.3% (Cost $1,187,275,130)		1,225,927,074

OTHER ASSETS & LIABILITIES, NET - 0.7%		9,255,397

NET ASSETS - 100.0%		$1,235,182,471

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.7%
Energy	16.1%
Materials	12.5%
Industrials	11.8%
Health Care	8.6%
Telecommunication Services	8.5%
Financials	8.5%
Consumer Staples	5.5%
Utilities	3.6%
Information Technology	3.2%
Others (each less than 3.0%)	1.3%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	1.4%
BBB	3.2%
BB	30.6%
B	35.4%
CCC	22.8%
CC	0.4%
Not Rated	6.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$645,328	$645,328	$-	$-
	Common Stocks (1)	29,998,349	29,998,349	-	-
	Corporate Bonds & Notes	1,134,635,992	-	1,115,525,617	19,110,375
	Convertible Corporate Bonds & Notes	4,042,500	-	4,042,500	-
	Senior Loan Notes	40,451,795	-	40,451,795	-
	Short-Term Investment	16,153,110	-	16,153,110	-

	Total	$1,225,927,074	$30,643,677	$1,176,173,022	$19,110,375

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2013:

Corporate Bonds & Notes
Value, Beginning of Year	$13,063,545
Purchases	19,240,112
Sales (Includes Paydowns)	(13,333,757)
Accrued Discounts (Premiums)	(6,517)
Net Realized Gains	1,013,475
Change in Net Unrealized Depreciation	(866,483)
Transfers In	-
Transfers Out	-

Value, End of Year	$19,110,375

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$81,196

The significant unobservable inputs were provided by a vendor-priced single broker quote.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 7.0%

Financials - 6.2%

Ally Financial Inc
3.439% due 02/11/14 §	$13,000,000	$13,079,950
3.645% due 06/20/14 §	11,700,000	11,903,229
ANZ New Zealand International Ltd (New Zealand) 0.678% due 08/19/14 § ~	10,000,000	10,023,500
Commonwealth Bank of Australia (Australia)
0.524% due 09/17/14 § ~	8,100,000	8,117,739
0.746% due 06/25/14 § ~	18,500,000	18,542,624
Eksportfinans ASA (Norway) 2.375% due 05/25/16	1,800,000	1,775,250
ICICI Bank Ltd (India) 1.988% due 02/24/14 § ~	1,300,000	1,300,417
Lehman Brothers Holdings Inc 7.000% due 09/27/27 Y	1,700,000	365,500
Marsh & McLennan Cos Inc 5.750% due 09/15/15	523,000	565,144
SLM Corp
3.014% due 02/01/14 ^ §	1,055,000	1,055,485
3.084% due 01/31/14 ^ §	2,472,000	2,469,034
3.185% due 03/17/14 ^ §	1,535,000	1,528,676
Westpac Banking Corp (Australia) 3.585% due 08/14/14 ~	12,300,000	12,545,915

		83,272,463

Health Care - 0.0%

Cardinal Health Inc 6.000% due 06/15/17	250,000	279,866

Industrials - 0.4%
Con-way Inc 7.250% due 01/15/18	4,000,000	4,599,764

Materials - 0.4%
Temple-Inland Inc 6.625% due 01/15/18	4,000,000	4,575,924

Total Corporate Bonds & Notes (Cost $91,333,079)		92,728,017

MORTGAGE-BACKED SECURITIES - 7.7%

Collateralized Mortgage Obligations - Commercial - 0.9%

Banc of America Commercial Mortgage Trust
0.340% due 06/10/49 " § ~	72,258	72,225
5.649% due 06/10/49 " §	72,258	72,211
Banc of America Re-REMIC Trust
5.611% due 06/24/50 " § ~	1,598,961	1,753,029
5.633% due 02/17/51 " § ~	1,700,000	1,821,346
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/39 " § ~	2,916,823	3,177,480
5.467% due 09/18/39 " § ~	3,372,726	3,675,669
JPMorgan Chase Commercial Mortgage Securities Corp 4.654% due 01/12/37 "	197,872	198,505
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49 "	700,000	778,951

		11,549,416

Collateralized Mortgage Obligations - Residential - 6.4%

Alternative Loan Trust
0.445% due 12/25/35 " §	106,402	92,055
5.500% due 06/25/35 "	2,155,362	1,987,688
6.000% due 01/25/37 " Y	1,429,190	1,185,537

	Principal Amount	Value
Banc of America Funding Trust 3.694% due 01/20/47 " § Y	$2,075,749	$1,674,966
Banc of America Mortgage Trust
2.791% due 08/25/35 " §	586,615	538,990
2.794% due 06/25/35 " §	664,094	624,296
4.442% due 11/25/34 " §	102,824	101,071
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/35 " §	980,433	983,404
2.588% due 01/25/35 " §	610,179	591,272
Chase Mortgage Finance Trust 2.719% due 02/25/37 " §	211,463	211,057
ChaseFlex Trust 6.000% due 02/25/37 " Y	739,349	626,360
Citigroup Mortgage Loan Trust Inc
0.235% due 01/25/37 " § ~	522,326	316,158
2.200% due 09/25/35 " §	1,019,738	1,008,239
2.290% due 09/25/35 " §	933,026	917,184
2.540% due 05/25/35 " §	155,916	151,591
2.613% due 08/25/35 " §	1,391,613	788,336
2.845% due 09/25/37 " § Y	125,498	103,676
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/35 " §	139,567	103,307
2.645% due 11/19/33 " §	122,224	119,912
2.826% due 08/25/34 " §	79,588	70,355
Deutsche Alt-B Securities Mortgage Loan Trust 0.265% due 10/25/36 " § Y	78,501	44,129
Fannie Mae
0.225% due 07/25/37 " §	2,663,854	2,504,504
0.226% due 12/25/36 " §	315,725	308,056
0.315% due 08/25/34 " §	585,887	580,446
0.515% due 07/25/37 - 05/25/42 " §	330,817	330,897
2.369% due 05/25/35 " §	2,056,641	2,119,183
Freddie Mac 0.397% due 02/15/19 " §	6,329,590	6,331,128
Freddie Mac Multifamily Structured Pass-Through Certificates 0.617% due 09/15/42 " §	5,174,947	5,112,819
Granite Mortgages PLC (United Kingdom) 0.904% due 09/20/44 " § ~	GBP 1,317,887	2,171,771
Greenpoint Mortgage Funding Trust
0.385% due 06/25/45 " §	$1,337,362	1,210,556
0.435% due 11/25/45 " §	684,234	518,752
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 " ~	431,523	441,777
GSR Mortgage Loan Trust 2.765% due 01/25/35 " §	1,117,747	1,115,316
HarborView Mortgage Loan Trust 0.446% due 02/19/36 " §	254,603	191,667
Holmes Master Issuer PLC (United Kingdom) 1.577% due 10/15/54 " § ~	EUR 14,383,177	19,888,394
Impac CMB Trust 1.165% due 07/25/33 " §	$293,371	270,836
IndyMac INDX Mortgage Loan Trust
0.375% due 05/25/46 " §	1,198,556	1,012,898
0.405% due 07/25/35 " §	505,835	461,443
JPMorgan Mortgage Trust
2.430% due 07/27/37 " § ~	1,402,101	1,205,807
2.700% due 08/25/35 " § Y	840,294	806,030
2.756% due 08/25/35 " §	1,043,847	1,045,486
2.774% due 07/25/35 " §	744,764	742,972
5.146% due 09/25/35 " §	238,845	239,052
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust
0.607% due 12/15/30 " §	485,984	476,463
0.867% due 11/15/31 " §	694,973	686,665

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust
0.415% due 11/25/35 " §	$826,947	$763,880
2.862% due 06/25/37 " §	1,030,362	975,251
5.425% due 12/25/35 " §	424,128	404,827
NCUA Guaranteed Notes Trust 0.613% due 10/07/20 " §	6,742,598	6,778,873
Reperforming Loan REMIC Trust 0.505% due 06/25/35 " § ~	850,211	742,643
Residential Accredit Loans Inc Trust 0.465% due 08/25/35 " §	560,174	447,427
Ryland Mortgage Securities Corp 6.730% due 10/01/27 " §	15,001	12,486
Sequoia Mortgage Trust 0.866% due 10/19/26 " §	454,991	453,224
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/35 " §	529,701	418,318
2.507% due 08/25/35 " §	1,123,645	1,036,080
2.906% due 02/25/34 " §	171,016	171,519
Structured Asset Mortgage Investments II Trust
0.295% due 03/25/37 " §	156,712	120,247
0.385% due 05/25/36 " §	1,038,905	764,461
0.416% due 07/19/35 " §	1,105,730	1,029,009
0.445% due 02/25/36 " §	1,192,521	926,712
0.826% due 10/19/34 " §	545,073	522,469
Structured Asset Securities Corp
2.227% due 01/25/32 " §	14,705	13,074
2.625% due 10/28/35 " § ~	263,017	249,035
Swan Trust (Australia) 3.900% due 04/25/41 " §	AUD 672,408	605,400
WaMu Mortgage Pass-Through Certificates Trust
0.425% due 11/25/45 " §	$744,055	682,141
0.909% due 05/25/47 " §	1,776,940	1,544,737
1.143% due 02/25/46 " §	690,979	651,886
1.343% due 11/25/42 " §	95,099	89,911
2.454% due 06/25/33 " §	1,074,173	1,063,397
2.463% due 11/25/46 " §	445,823	416,041
5.158% due 08/25/35 " §	527,039	509,973
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/34 " §	863,890	875,132
2.615% due 11/25/34 " §	310,276	312,732
2.617% due 09/25/34 " §	374,818	379,603
5.573% due 04/25/36 " §	532,843	517,447

		85,490,436

Fannie Mae - 0.3%

1.344% due 11/01/42 - 10/01/44 " §	508,214	520,049
1.550% due 02/01/36 " §	95,288	96,925
2.006% due 12/01/34 " §	160,954	168,001
2.029% due 11/01/35 " §	116,094	121,856
2.195% due 01/01/25 " §	56,715	57,160
2.269% due 12/01/22 " §	17,269	18,259
2.365% due 05/01/35 " §	59,963	63,823
2.392% due 10/01/35 " §	219,188	233,340
2.444% due 08/01/17 " §	184,209	188,756
2.485% due 03/01/35 " §	67,017	67,710
2.519% due 03/01/35 " §	613,011	653,608
2.577% due 09/01/35 " §	200,799	213,918
2.580% due 03/01/35 " §	44,220	45,573
2.764% due 04/01/35 " §	618,707	652,043
3.286% due 03/01/18 " §	86,935	91,185
3.500% due 07/01/26 " §	6,869	6,897
5.000% due 08/01/24 " §	10,830	10,946
5.344% due 01/01/36 " §	355,750	382,755
5.367% due 11/01/35 " §	365,317	393,601
5.440% due 03/01/36 " §	254,517	273,595

		4,260,000

	Principal Amount	Value
Freddie Mac - 0.1%

2.368% due 01/01/34 " §	$393,782	$416,791
2.418% due 08/01/35 " §	24,430	25,852
5.013% due 10/01/35 " §	90,021	96,029
5.534% due 03/01/36 " §	162,158	168,530

		707,202

Government National Mortgage Association - 0.0%

1.625% due 09/20/22 - 11/20/26 " §	117,337	121,867
2.000% due 10/20/24 - 01/20/27 " §	89,435	93,158
2.500% due 02/20/25 " §	21,012	21,923

		236,948

Total Mortgage-Backed Securities (Cost $102,075,333)		102,244,002

ASSET-BACKED SECURITIES - 2.2%
Alzette European SA CLO (Luxembourg) 0.563% due 12/15/20 " § ~	206,746	206,572
Amortizing Residential Collateral Trust 0.745% due 07/25/32 " §	125,612	115,588
Aquilae II PLC CLO (Ireland) 0.572% due 01/17/23 " § ~	EUR 351,913	478,616
Asset-Backed Securities Corp Home Equity Loan Trust 0.245% due 05/25/37 " §	$38,106	23,949
Bear Stearns Asset-Backed Securities I Trust
0.235% due 12/25/36 " §	103,194	102,155
0.275% due 11/25/36 " §	899,330	623,571
0.825% due 10/25/32 " §	55,610	52,783
1.165% due 10/25/37 " §	2,047,092	1,934,213
Citibank Omni Master Trust 4.900% due 11/15/18 " ~	5,200,000	5,391,485
Citigroup Mortgage Loan Trust Inc 0.245% due 01/25/37 " §	599,205	305,747
Conseco Finance Securitizations Corp 6.681% due 12/01/33 " §	50,217	51,022
Countrywide Asset-Backed Certificates
0.355% due 06/25/36 " §	551,570	535,384
0.415% due 04/25/36 " §	347,210	339,576
Credit-Based Asset Servicing & Securitization Trust 0.235% due 01/25/37 " § Y	281,010	117,233
Equity One Mortgage Pass-Through Trust 0.465% due 04/25/34 " §	490,142	419,806
Freddie Mac Structured Pass-Through Securities 0.425% due 08/25/31 " §	201,370	197,103
Harbourmaster CLO (Netherlands) 0.537% due 06/15/20 " § ~	EUR 111,743	153,040
HSI Asset Securitization Corp Trust 0.215% due 10/25/36 " §	$20,300	10,302
JPMorgan Mortgage Acquisition Trust 0.225% due 03/25/47 " §	66,987	64,289
LCM V Ltd CDO (Cayman) 0.476% due 03/21/19 " § ~	1,400,000	1,379,278
Morgan Stanley IXIS Real Estate Capital Trust 0.215% due 11/25/36 " §	2,134	997
Nautique Funding Ltd CLO (Cayman) 0.494% due 04/15/20 " § ~	790,046	778,873
New Century Home Equity Loan Trust 0.345% due 05/25/36 " §	910,027	598,231
NYLIM Flatiron Ltd CLO (Cayman) 0.459% due 08/08/20 " § ~	1,145,153	1,131,301
Park Place Securities Inc 0.425% due 09/25/35 " §	107,892	106,015
Penta SA CLO (Luxembourg) 0.551% due 06/04/24 " § ~	EUR 4,841,537	6,416,157

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Popular ABS Mortgage Pass-Through Trust 0.255% due 06/25/47 " § Y	$1,529,396	$1,412,888
Renaissance Home Equity Loan Trust 0.925% due 12/25/32 " §	217,275	167,205
SLM Student Loan Trust 0.547% due 09/15/21 " § ~	EUR 318,015	436,939
Small Business Administration Participation Certificates 5.290% due 12/01/27 "	$3,264,710	3,552,796
Soundview Home Loan Trust 0.225% due 11/25/36 " § ~	184,696	70,325
Specialty Underwriting & Residential Finance Trust 0.225% due 01/25/38 " §	6,230	6,211
Structured Asset Securities Corp Mortgage Loan Trust 1.669% due 04/25/35 " §	1,507,993	1,444,341
Wood Street II BV CLO (Netherlands) 0.587% due 03/29/21 " § ~	EUR 950,670	1,284,140

Total Asset-Backed Securities (Cost $30,620,728)		29,908,131

U.S. TREASURY OBLIGATIONS - 97.2%
U.S. Treasury Inflation Protected Securities - 97.2%

0.125% due 04/15/16 ^ ‡	$74,019,776	76,056,245
0.125% due 04/15/17 ^	31,648,897	32,550,553
0.125% due 04/15/18 ^	77,781,116	79,361,251
0.125% due 07/15/22 ^	117,159,116	112,208,357
0.125% due 01/15/23 ^	52,690,293	49,742,246
0.375% due 07/15/23 ^	44,537,640	42,930,074
0.500% due 04/15/15 ^ ‡	26,552,041	27,156,677
0.625% due 07/15/21 ^	146,057,670	148,276,409
0.625% due 02/15/43 ^	16,965,530	13,040,266
0.750% due 02/15/42 ^	3,100,980	2,492,534
1.125% due 01/15/21 ^	26,414,653	27,761,546
1.250% due 07/15/20 ^	50,676,050	54,227,585
1.375% due 01/15/20 ^	17,888,475	19,216,298
1.625% due 01/15/15 ^ ‡	45,991,043	47,410,920
1.625% due 01/15/18 ^	89,191	96,988
1.750% due 01/15/28 ^	22,197,460	23,757,342
1.875% due 07/15/15 ^	5,641,034	5,950,431
1.875% due 07/15/19 ^	44,070,790	49,003,579
2.000% due 01/15/16 ^	59,944,248	63,932,538
2.000% due 01/15/26 ^	127,708,878	141,469,755
2.125% due 01/15/19 ^	13,589,600	15,184,645
2.125% due 02/15/40 ^	14,004,835	15,724,251
2.375% due 01/15/25 ^	59,989,065	68,973,201
2.375% due 01/15/27 ^	89,338,462	102,915,756
2.500% due 01/15/29 ^	1,022,598	1,200,593
2.625% due 07/15/17 ^	5,069,115	5,705,632
3.375% due 04/15/32 ^	973,736	1,295,107
3.625% due 04/15/28 ^	14,441	19,096
3.875% due 04/15/29 ^	50,104,303	68,659,439

		1,296,319,314

U.S. Treasury Notes - 0.0%

1.000% due 05/15/14 ‡	443,000	444,497

Total U.S. Treasury Obligations (Cost $1,374,030,827)		1,296,763,811

FOREIGN GOVERNMENT BONDS & NOTES - 4.3%
Brazil Letras do Tesouro Nacional (Brazil) 13.032% due 01/01/17	BRL 75,600,000	22,573,966
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/23	3,500,000	1,256,686

	Principal Amount	Value
Italy Buoni Poliennali Del Tesoro (Italy)
1.700% due 09/15/18 ^	EUR 4,639,146	$6,411,026
2.100% due 09/15/16 ^	3,203,850	4,548,152
2.100% due 09/15/17 ^ ~	6,144,873	8,708,793
2.100% due 09/15/21 ^ ~	324,237	435,807
3.100% due 09/15/26 ^ ~	317,379	445,927
New South Wales Treasury Corp (Australia)
2.500% due 11/20/35 ^	AUD 1,100,000	1,149,498
2.750% due 11/20/25 ^	10,100,000	11,294,870

Total Foreign Government Bonds & Notes (Cost $56,007,238)		56,824,725

PURCHASED OPTIONS - 0.0%
(See Note (i) in Notes to Schedule of Investments) (Cost $401,715)		309,006

SHORT-TERM INVESTMENTS - 68.1%
Foreign Government Issues - 8.0%

Japan Treasury Discount Bill (Japan)
0.072% due 02/03/14	JPY 670,000,000	6,361,753
0.073% due 02/10/14	10,590,000,000	100,552,247

		106,914,000

U.S. Treasury Bills - 0.7%

0.098% due 09/18/14 ‡	$291,000	290,851
0.101% due 01/16/14 ‡	341,000	340,986
0.114% due 12/11/14 ‡	1,011,000	1,009,928
0.119% due 12/11/14	2,460,000	2,457,392
0.120% due 11/13/14 ‡	1,010,000	1,009,139
0.122% due 11/13/14	982,000	981,162
0.124% due 12/11/14	1,131,000	1,129,801
0.132% due 12/11/14	2,039,000	2,036,839
0.135% due 12/11/14	470,000	469,502

		9,725,600

U.S. Government Agency Issues - 50.8%

Fannie Mae
0.035% due 01/22/14	5,600,000	5,599,886
0.040% due 01/29/14	1,000,000	999,969
0.120% due 06/25/14	15,000,000	14,994,930
0.130% due 06/18/14	113,400,000	113,363,145
Federal Home Loan Bank
0.009% due 01/17/14	1,700,000	1,699,993
0.010% due 01/15/14	51,800,000	51,799,799
0.025% due 01/02/14	48,513,000	48,512,966
0.025% due 01/03/14	20,000,000	19,999,972
0.030% due 01/08/14	6,000,000	5,999,965
0.030% due 01/15/14	6,000,000	5,999,930
0.035% due 01/17/14	8,000,000	7,999,876
0.035% due 01/22/14	6,210,000	6,209,873
0.035% due 01/24/14	60,000,000	59,998,658
0.040% due 01/15/14	13,390,000	13,389,792
0.040% due 01/17/14	17,327,000	17,326,692
0.045% due 01/31/14	90,600,000	90,596,602
0.050% due 02/05/14	6,720,000	6,719,673
0.130% due 05/30/14	2,150,000	2,149,469
0.135% due 06/06/14	24,500,000	24,492,626
Freddie Mac
0.065% due 02/10/14	62,000,000	61,995,522
0.128% due 06/02/14	1,279,000	1,278,625
0.130% due 06/18/14	112,951,000	112,914,291
0.140% due 07/11/14	3,580,000	3,578,489

		677,620,743

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Repurchase Agreements - 8.6%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $10,564,718; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $10,777,691)	$10,564,718	$10,564,718
JPMorgan Chase & Co 0.050% due 01/02/14 (Dated 12/31/13, repurchase price of $3,500,010; collateralized by Freddie Mac: 2.255% due 12/05/22 and value $3,584,305)	3,500,000	3,500,000
Royal Bank of Canada 0.010% due 01/02/14 (Dated 12/31/13, repurchase price of $100,000,056; collateralized by U.S. Treasury Notes: 2.125% due 08/31/20 and value $101,905,088)	100,000,000	100,000,000

		114,064,718

Total Short-Term Investments (Cost $915,603,337)		908,325,061

TOTAL INVESTMENTS - 186.5% (Cost $2,570,072,257)		2,487,102,753

OTHER ASSETS & LIABILITIES, NET - (86.5%)		(1,153,236,157)

NET ASSETS - 100.0%		$1,333,866,596

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	97.2%
Short-Term Investments	68.1%
Mortgage-Backed Securities	7.7%
Corporate Bonds & Notes	7.0%
Foreign Government Bonds & Notes	4.3%
Others (each less than 3.0%)	2.2%

	186.5%
Other Assets & Liabilities, Net	(86.5%	)

	100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	4.0%
A-1 (Short-Term Debt only)	9.3%
AA/U.S. Government & Agency Issues	81.0%
A	1.4%
BBB	0.8%
BB	1.1%
B	0.3%
CCC	0.5%
CC	0.1%
D	0.2%
Not Rated	1.3%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	As of December 31, 2013, investments with a total aggregate value of $16,964,696 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap contracts and delayed delivery securities (including sale-buyback financing transactions).

(e)	Investments with a total aggregate value of $6,336,319 or 0.5% of the portfolio’s net assets were in default as of December 31, 2013.

(f)	The average amount of borrowings by the portfolio on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2013 was $548,073,839 at a weighted average interest rate of 0.170%.

(g)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eurodollar (09/14)	195	$67,868
Eurodollar (09/15)	179	1,375
Eurodollar (12/15)	161	(45,305)
Eurodollar (03/16)	484	(378,493)
Eurodollar (06/16)	89	(60,014)
Eurodollar (03/17)	96	77,836
U.S. Treasury 5-Year Notes (03/14)	682	(1,067,495)
U.S. Treasury 10-Year Notes (03/14)	70	(187,124)
U.S. Treasury 30-Year Bonds (03/14)	5	(4,343)

Total Futures Contracts		($1,595,695)

(h)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	19,673,000	USD	17,412,690	01/14	SGN	$149,883
BRL	5,190,760	USD	2,215,812	01/14	HSB	(15,638)
BRL	49,818,141	USD	21,329,280	01/14	MSC	(213,188)
EUR	36,273,000	USD	49,937,039	01/14	CIT	(36,296)
MXN	44,247,488	USD	3,349,672	03/14	MSC	22,248
USD	17,953,934	AUD	19,673,000	01/14	CIT	391,361
USD	17,379,246	AUD	19,673,000	02/14	SGN	(150,010)
USD	2,252,393	BRL	5,190,760	01/14	HSB	52,219
USD	21,596,723	BRL	49,818,141	01/14	MSC	480,630
USD	21,162,565	BRL	49,818,141	02/14	MSC	216,125
USD	624,697	CAD	663,000	03/14	CIT	1,725
USD	50,049,485	EUR	36,273,000	01/14	BOA	148,742
USD	49,935,915	EUR	36,273,000	02/14	CIT	35,910
USD	2,547,553	GBP	1,557,000	03/14	BRC	(29,526)
USD	114,795,320	JPY	11,260,000,000	02/14	CIT	7,855,817
USD	781,457	JPY	77,600,000	02/14	HSB	44,435
USD	364,107	ZAR	3,561,295	01/14	DUB	25,194

Total Forward Foreign Currency Contracts						$8,979,631

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(i)	Purchased options outstanding as of December 31, 2013 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - OTC 30-Year Interest Rate Swap	Receive	3.875%	04/14/14	DUB	$7,900,000	$401,715	$309,006

Total Purchased Options						$401,715	$309,006

(j)	Transactions in written options for the year ended December 31, 2013 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in JPY	Premium
Outstanding, December 31, 2012	-	331,400,000	6,100,000	-	$2,689,890
Call Options Written	103	353,300,000	14,400,000	650,000,000	1,215,860
Put Options Written	203	651,900,000	88,900,000	650,000,000	3,674,649
Call Options Exercised	(22)	(16,100,000)	-	-	(195,601)
Put Options Exercised	(81)	(165,000,000)	-	-	(714,110)
Call Options Expired	(81)	(115,900,000)	(14,000,000)	(650,000,000)	(368,728)
Put Options Expired	-	(76,200,000)	(75,400,000)	(650,000,000)	(1,141,723)
Call Options Closed	-	(184,000,000)	-	-	(642,178)
Put Options Closed	(22)	(216,000,000)	(19,200,000)	-	(1,404,535)

Outstanding, December 31, 2013	100	563,400,000	800,000	-	$3,113,524

(k)	Premiums received and value of written options outstanding as of December 31, 2013 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	01/22/18	DUB	$2,000,000	$19,400	($11,650)
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/01/18	BNP	1,500,000	12,900	(7,678)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/10/20	DUB	9,800,000	73,500	(7,511)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	90,900,000	810,160	(95,794)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	8,700,000	112,230	(8,786)

						$1,028,190	($131,419)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	01/27/14	GSC	$13,400,000	$27,872	($109)
Call - OTC 10-Year Interest Rate Swap	Receive	2.500%	01/27/14	RBS	56,900,000	382,520	(40)
Call - OTC 10-Year Interest Rate Swap	Receive	2.500%	03/03/14	RBS	4,000,000	14,600	(233)
Call - OTC 5-Year Interest Rate Swap	Receive	1.300%	03/17/14	GSC	52,700,000	63,985	(2,893)

	Based on 3-Month EUR-LIBOR
Call - OTC 10-Year Interest Rate Swap	Receive	2.000%	01/27/14	HSB	EUR 400,000	2,906	(263)

						491,883	(3,538)

	Based on 3-Month USD-LIBOR
Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	01/27/14	GSC	$13,400,000	67,000	(18,956)
Put - OTC 10-Year Interest Rate Swap	Pay	3.500%	01/27/14	RBS	56,900,000	572,965	(30,259)
Put - OTC 5-Year Interest Rate Swap	Pay	1.900%	03/17/14	GSC	52,700,000	221,835	(403,946)
Put - OTC 2-Year 1-Year Interest Rate Swap	Pay	2.000%	03/31/14	GSC	73,000,000	76,212	(134,867)
Put - OTC 2-Year 1-Year Interest Rate Swap	Pay	2.000%	03/31/14	MSC	94,300,000	219,247	(174,219)
Put - OTC 5-Year Interest Rate Swap	Pay	2.850%	04/14/14	DUB	33,200,000	398,400	(35,431)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Description	Pay/Receive Floating Rate Based on 3-Month EUR-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - OTC 10-Year Interest Rate Swap	Pay	2.500%	01/27/14	HSB	EUR 400,000	$2,960	($67)

						1,558,619	(797,745)

						$2,050,502	($801,283)

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - Eurodollar Midcurve 3-Year Futures (03/14)	$97.38	03/14/14	CME	100	$34,832	($50,000)

Total Written Options					$3,113,524	($982,702)

(l)	Swap agreements outstanding as of December 31, 2013 were as follows:

Credit Default Swaps on Corporate Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/13 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Centex Corp	1.000%	06/20/14	BNP	0.071%	$3,500,000	($16,595)	($46,651)	$30,056
Marsh & McLennan Cos Inc	0.600%	09/20/15	DUB	0.124%	3,000,000	(25,382)	-	(25,382)
Marsh & McLennan Cos Inc	0.830%	09/20/15	BOA	0.124%	3,000,000	(37,575)	-	(37,575)
Cardinal Health Inc	0.590%	06/20/17	DUB	0.185%	250,000	(3,551)	-	(3,551)
Temple-Inland Inc	1.000%	03/20/18	BOA	0.167%	4,000,000	(140,501)	208,974	(349,475)
Con-way Inc	3.800%	03/20/18	UBS	0.128%	4,000,000	(416,113)	-	(416,113)

						($639,717)	$162,323	($802,040)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party/Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BRL-CDI-Compounded	JPM	Pay	7.900%	01/02/15	BRL 20,900,000	($204,139)	($74,620)	($129,519)
BRL-CDI-Compounded	UBS	Pay	10.410%	01/02/15	700,000	533	415	118
U.S. CPI Urban consumers NSA	DUB	Receive	1.728%	12/19/15	$4,200,000	244	210	34
U.S. CPI Urban consumers NSA	GSC	Receive	1.730%	04/15/16	35,600,000	(91,897)	(65,363)	(26,534)
U.S. CPI Urban consumers NSA	RBS	Receive	1.935%	10/23/16	11,100,000	(42,795)	(17,110)	(25,685)
U.S. CPI Urban consumers NSA	DUB	Receive	1.860%	11/05/16	9,000,000	(13,006)	-	(13,006)
U.S. CPI Urban consumers NSA	BNP	Receive	1.825%	11/29/16	5,500,000	(519)	(1,529)	1,010
U.S. CPI Urban consumers NSA	DUB	Receive	1.825%	11/29/16	8,000,000	(756)	(3,232)	2,476
U.S. CPI Urban consumers NSA	DUB	Receive	1.845%	11/29/16	5,200,000	(3,670)	-	(3,670)
BRL-CDI-Compounded	HSB	Pay	10.910%	01/02/17	BRL 29,500,000	(228,438)	663	(229,101)
BRL-CDI-Compounded	MSC	Pay	10.910%	01/02/17	47,500,000	(367,824)	(22,118)	(345,706)
BRL-CDI-Compounded	UBS	Pay	10.910%	01/02/17	14,400,000	(111,509)	17,080	(128,589)
U.S. CPI Urban consumers NSA	GSC	Receive	2.415%	02/12/17	$6,200,000	(159,528)	-	(159,528)
U.S. CPI Urban consumers NSA	BRC	Receive	1.908%	04/15/17	6,300,000	(27,600)	-	(27,600)
U.S. CPI Urban consumers NSA	BNP	Receive	2.250%	07/15/17	28,100,000	(678,952)	47,258	(726,210)
U.S. CPI Urban consumers NSA	CIT	Receive	2.250%	07/15/17	10,600,000	(256,117)	2,544	(258,661)
U.S. CPI Urban consumers NSA	RBS	Receive	2.250%	07/15/17	27,800,000	(671,703)	20,533	(692,236)
U.S. CPI Urban consumers NSA	GSC	Receive	2.175%	10/01/18	3,600,000	(18,694)	(2,243)	(16,451)
U.S. CPI Urban consumers NSA	GSC	Receive	2.205%	10/11/18	900,000	(5,872)	-	(5,872)
U.S. CPI Urban consumers NSA	DUB	Receive	2.173%	11/01/18	6,600,000	(29,460)	-	(29,460)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Floating Rate Index	Counter- party/Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
France CPI excluding Tobacco	BNP	Pay	2.150%	04/01/21	EUR 2,100,000	$126,400	$15,479	$110,921
France CPI excluding Tobacco	BOA	Pay	2.150%	04/01/21	11,200,000	674,131	293,488	380,643
France CPI excluding Tobacco	CIT	Pay	2.150%	04/01/21	1,100,000	66,210	17,168	49,042
France CPI excluding Tobacco	CSF	Pay	2.150%	04/01/21	200,000	12,038	313	11,725
France CPI excluding Tobacco	DUB	Pay	2.150%	04/01/21	1,100,000	66,209	24,224	41,985
France CPI excluding Tobacco	GSC	Pay	2.150%	04/01/21	6,600,000	397,256	72,513	324,743
France CPI excluding Tobacco	BNP	Pay	1.950%	07/25/21	6,100,000	176,560	76,812	99,748
France CPI excluding Tobacco	BOA	Pay	1.950%	07/25/21	8,400,000	243,132	(13,666)	256,798
France CPI excluding Tobacco	CIT	Pay	1.950%	07/25/21	1,700,000	49,205	2,386	46,819
U.S. CPI Urban consumers NSA	BNP	Receive	2.500%	07/15/22	$9,100,000	(185,880)	118,430	(304,310)
U.S. CPI Urban consumers NSA	DUB	Receive	2.500%	07/15/22	2,800,000	(57,194)	25,060	(82,254)
U.S. CPI Urban consumers NSA	DUB	Receive	2.560%	05/08/23	6,400,000	(99,856)	-	(99,856)
France CPI excluding Tobacco	DUB	Pay	1.950%	07/25/23	EUR 700,000	9,879	6,886	2,993
France CPI excluding Tobacco	SGN	Pay	1.950%	07/25/23	5,200,000	73,383	67,460	5,923
6-Month JPY-LIBOR	CME	Receive	1.000%	09/18/23	JPY 2,790,000,000	(298,144)	(216,374)	(81,770)
France CPI excluding Tobacco	BRC	Pay	2.108%	10/08/23	EUR 4,100,000	135,456	52,953	82,503
France CPI excluding Tobacco	CIT	Pay	2.108%	10/08/23	1,300,000	42,950	16,510	26,440
France CPI excluding Tobacco	DUB	Pay	2.108%	10/08/23	1,300,000	42,950	16,334	26,616
3-Month USD-LIBOR	CME	Receive	2.750%	06/19/43	$31,800,000	6,922,276	2,761,690	4,160,586
3-Month USD-LIBOR	CME	Receive	3.500%	12/18/43	37,500,000	2,980,697	1,756,780	1,223,917

						$8,465,956	$4,996,934	$3,469,022

Total Swap Agreements						$7,826,239	$5,159,257	$2,666,982

(m)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$92,728,017	$-	$92,728,017	$-
	Mortgage-Backed Securities	102,244,002	-	94,246,836	7,997,166
	Asset-Backed Securities	29,908,131	-	29,908,131	-
	U.S. Treasury Obligations	1,296,763,811	-	1,296,763,811	-
	Foreign Government Bonds & Notes	56,824,725	-	56,824,725	-
	Short-Term Investments	908,325,061	-	908,325,061	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	9,424,289	-	9,424,289	-
	Interest Rate Contracts
	Futures	147,079	147,079	-	-
	Purchased Options	309,006	-	309,006	-
	Swaps	12,019,509	-	12,019,509	-

	Total Interest Rate Contracts	12,475,594	147,079	12,328,515	-

	Total Assets - Derivatives	21,899,883	147,079	21,752,804	-

	Total Assets	2,508,693,630	147,079	2,500,549,385	7,997,166

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(639,717)	-	(639,717)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(444,658)	-	(444,658)	-
	Interest Rate Contracts
	Futures	(1,742,774)	(1,742,774)	-	-
	Written Options	(982,702)	(50,000)	(801,283)	(131,419)
	Swaps	(3,553,553)	-	(3,553,553)	-

	Total Interest Rate Contracts	(6,279,029)	(1,792,774)	(4,354,836)	(131,419)

	Total Liabilities - Derivatives	(7,363,404)	(1,792,774)	(5,439,211)	(131,419)

	Total Liabilities	(7,363,404)	(1,792,774)	(5,439,211)	(131,419)

	Total	$2,501,330,226	($1,645,695)	$2,495,110,174	$7,865,747

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2013, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2013	Level 1	Level 2	Level 3
Liabilities	Sale-buyback Financing Transactions	($1,171,073,291)	$-	($1,171,073,291)	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 36.8%
U.S. Treasury Inflation Protected Securities - 36.8%
0.125% due 04/15/16 ^	$677,216	$695,839
0.125% due 04/15/17 ^	34,325,655	35,303,147
0.125% due 04/15/18 ^	3,496,019	3,567,030
0.125% due 01/15/22 ^	37,541,928	36,072,500
0.125% due 07/15/22 ^	38,168,879	36,557,121
0.125% due 01/15/23 ^	546,421	515,877
0.375% due 07/15/23 ^	11,080,186	10,680,690
0.625% due 07/15/21 ^	21,368,506	21,693,200
0.625% due 02/15/43 ^	22,827,273	17,545,795
0.750% due 02/15/42 ^	3,824,542	3,074,125
1.125% due 01/15/21 ^	3,822,438	4,017,294
1.250% due 07/15/20 ^	1,729,633	1,850,842
1.375% due 07/15/18 ^	13,755,751	14,920,698
1.375% due 01/15/20 ^	2,646,221	2,842,620
1.625% due 01/15/18 ^	813,870	885,020
1.750% due 01/15/28 ^	16,756,797	17,934,347
1.875% due 07/15/15 ^	216,142	227,996
1.875% due 07/15/19 ^	14,078,364	15,653,381
2.000% due 01/15/16 ^	223,590	238,464
2.000% due 01/15/26 ^	2,271,205	2,515,891
2.125% due 01/15/19 ^	13,337,286	14,901,817
2.125% due 02/15/40 ^	3,241,860	3,639,873
2.125% due 02/15/41 ^	4,970,123	5,580,906
2.375% due 01/15/17 ^	185,310	204,051
2.375% due 01/15/25 ^	30,965,109	35,600,214
2.375% due 01/15/27 ^	16,712,682	19,251,572
2.500% due 07/15/16 ^	670,793	736,484
2.500% due 01/15/29 ^	14,838,547	17,421,374
3.375% due 04/15/32 ^	5,881,894	7,823,149
3.625% due 04/15/28 ^	4,736,582	6,263,391
3.875% due 04/15/29 ^	12,232,830	16,761,362

		354,976,070

Total U.S. Treasury Obligations (Cost $374,980,858)		354,976,070

FOREIGN GOVERNMENT BONDS & NOTES - 16.0%
Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 7,003,050	9,223,391
Sweden Government (Sweden) 0.334% due 04/01/14 ^	SEK 71,000,000	14,107,605
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.625% due 03/22/40 ^	GBP 290,848	543,893
1.250% due 11/22/17 ^	39,009,000	71,394,358
2.500% due 04/16/20 ^	10,000,000	59,563,293

Total Foreign Government Bonds & Notes (Cost $151,158,265)		154,832,540

PURCHASED OPTIONS - 0.0% (See Note (f) in Notes to Schedule of Investments) (Cost $192,908)		191,250

SHORT-TERM INVESTMENTS - 47.3%
Certificates of Deposit - 1.0%
Bank of Montreal (Canada) 0.180% due 01/23/14	$4,750,000	4,750,000
Wells Fargo Bank NA 0.140% due 02/10/14	4,500,000	4,500,000

		9,250,000

	Principal Amount	Value
Commercial Paper - 19.3%
Abbott Laboratories 0.091% due 03/06/14	$4,000,000	$3,999,545
American Honda Finance Corp 0.101% due 02/19/14	4,850,000	4,849,340
ANZ New Zealand International Ltd (Australia) 0.193% due 01/15/14	4,500,000	4,499,668
Bank of Nova Scotia (Canada) 0.193% due 04/11/14	4,750,000	4,747,184
Bank of Tokyo-Mitsubishi UFJ Ltd NY 0.192% due 01/24/14	5,000,000	4,999,393
BMW US Capital LLC 0.101% due 01/17/14	4,800,000	4,799,787
Canadian Imperial Holdings Inc 0.061% due 01/02/14	4,750,000	4,749,992
Chevron Corp 0.051% due 01/09/14	4,850,000	4,849,946
Commonwealth Bank of Australia (Australia) 0.162% due 01/02/14	4,800,000	4,799,979
CPPIB Capital Inc (Canada) 0.142% due 02/03/14	4,000,000	3,999,487
DBS Bank Ltd (Singapore) 0.160% due 02/27/14	4,850,000	4,848,771
Export Development Canada (Canada) 0.142% due 05/27/14	4,500,000	4,498,016
Exxon Mobil Corp 0.081% due 01/28/14	4,800,000	4,799,712
General Electric Capital Corp 0.151% due 03/12/14	4,850,000	4,849,417
Google Inc 0.122% due 03/20/14	4,750,000	4,749,239
Honeywell International Inc 0.122% due 02/28/14	4,000,000	3,999,227
International Business Machines Corp 0.061% due 01/16/14	4,500,000	4,499,888
Johnson & Johnson 0.041% due 01/09/14	4,850,000	4,849,957
Merck & Co Inc 0.070% due 02/14/14	4,500,000	4,499,615
Mizuho Funding LLC 0.223% due 01/17/14	4,500,000	4,499,560
National Australia Funding DE 0.142% due 01/02/14	4,500,000	4,499,983
Nestle Capital Corp 0.096% due 01/15/14	4,500,000	4,499,834
Oversea Chinese Banking (United Kingdom) 0.223% due 02/07/14	3,000,000	2,999,322
PACCAR Financial Corp 0.071% due 01/10/14	3,000,000	2,999,948
PepsiCo Inc 0.061% due 01/16/14	4,850,000	4,849,879
Pfizer Inc 0.193% due 03/05/14	4,750,000	4,749,468
Praxair Inc 0.183% due 01/21/14	4,500,000	4,499,550
Province of Ontario (Canada) 0.101% due 02/28/14	4,500,000	4,499,275
Province of Quebec 0.091% due 01/29/14	4,500,000	4,499,685
Queensland Treasury (Australia) 0.132% due 01/29/14	5,000,000	4,999,494
Reckitt Benckiser Group PLC
0.152% due 03/04/14	1,000,000	999,715
0.203% due 03/04/14	3,500,000	3,499,002
Siemens Capital Co LLC 0.101% due 01/27/14	4,750,000	4,749,657

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Sumitomo Mitsui Banking Corp (Japan) 0.213% due 02/18/14	$4,850,000	$4,848,642
The Coca-Cola Co 0.122% due 01/09/14	4,750,000	4,749,873
The Proctor & Gamble Co
0.071% due 01/13/14	3,000,000	2,999,930
0.101% due 02/11/14	1,750,000	1,749,801
The Walt Disney Co 0.101% due 03/26/14	4,850,000	4,848,775
Toronto-Dominion Holdings USA Inc (Canada) 0.172% due 01/16/14	4,500,000	4,499,681
Toyota Motor Credit Corp 0.172% due 04/03/14	4,750,000	4,748,601
United Overseas Bank Ltd 0.223% due 03/10/14	4,750,000	4,748,643
Wal-Mart Stores Inc 0.081% due 01/07/14	4,800,000	4,799,936
Westpac Banking Corp (Australia) 0.172% due 01/02/14	3,900,000	3,899,981

		186,626,398

U.S. Government Agency Issues - 21.4%
Fannie Mae
0.041% due 01/21/14	7,425,000	7,424,835
0.041% due 01/22/14	15,000,000	14,999,650
0.046% due 01/02/14	10,000,000	9,999,987
0.046% due 01/15/14	5,000,000	4,999,913
0.051% due 02/03/14	4,325,000	4,324,802
0.061% due 01/15/14	2,500,000	2,499,942
0.061% due 01/22/14	2,565,000	2,564,910
0.071% due 02/03/14	15,000,000	14,999,038
0.081% due 04/23/14	10,000,000	9,998,460
Federal Home Loan Bank
0.066% due 02/28/14	15,000,000	14,998,429
0.091% due 02/12/14	25,000,000	24,997,375
0.091% due 02/21/14	10,000,000	9,998,725
0.152% due 01/10/14	15,000,000	14,999,437
Freddie Mac
0.051% due 01/14/14	10,000,000	9,999,819
0.090% due 03/24/14	25,000,000	24,998,300
0.101% due 04/09/14	25,000,000	24,996,625
0.112% due 04/14/14	10,250,000	10,248,543

		207,048,790

	Principal Amount	Value
Repurchase Agreement - 5.6%
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $53,984,701; collateralized by U.S. Treasury Notes: 0.625 - 1.875% due 08/31/17 and value $55,066,000)	$53,984,701	$53,984,701

Total Short-Term Investments (Cost $456,897,033)		456,909,889

TOTAL INVESTMENTS - 100.1% (Cost $983,229,064)		966,909,749

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(622,238)

NET ASSETS - 100.0%		$966,287,511

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	47.3%
U.S. Treasury Obligations	36.8%
Foreign Government Bonds & Notes	16.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	2.4%
A-1 (Short-Term Debt only)	47.3%
AA/U.S. Government & Agency Issues	36.7%
Not Rated	13.6%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes (03/14)	1,020	($959,565)

Short Futures Outstanding
U.S. Treasury 10-Year Notes (03/14)	628	686,865
U.S. Treasury 30-Year Bonds (03/14)	50	141,025

		827,890

Total Futures Contracts		($131,675)

(e)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	7,566,255	CAD	7,919,070	02/14	JPM	$119,716
USD	126,942,792	GBP	78,916,329	02/14	UBS	(3,697,488)
USD	13,037,427	SEK	85,340,781	02/14	CSF	(220,457)

Total Forward Foreign Currency Contracts						($3,798,229)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(f)	Purchased options outstanding as of December 31, 2013 were as follows:

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - 10-Year U.S. Treasury Notes Futures (02/14)	$122.50	01/24/14	CME	510	$192,908	$191,250

Total Purchased Options					$192,908	$191,250

(g)	Transactions in written options for the year ended December 31, 2013 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2012	100	$73,113
Call Options Written	3,504	838,974
Put Options Written	5,981	1,570,616
Call Options Exercised	(130)	(43,421)
Put Options Exercised	(1,276)	(263,970)
Call Options Expired	(48)	(26,844)
Put Options Expired	(873)	(231,303)
Call Options Closed	(3,326)	(768,709)
Put Options Closed	(3,422)	(1,086,363)

Outstanding, December 31, 2013	510	$62,093

(h)	Premiums received and value of written options outstanding as of December 31, 2013 were as follows:

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - 10-Year U.S. Treasury Notes Futures (02/14)	$120.50	01/24/14	CME	510	$62,093	($23,906)

Total Written Options					$62,093	($23,906)

(i)	Swap agreements outstanding as of December 31, 2013 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Interest from Barclays U.S. Inflation-Linked Bonds	1-Month USD-LIBOR + 18bps	BRC	07/17/14	$368,124,500	($2,442,594)	$-	($2,442,594)

Total Swap Agreements					($2,442,594)	$-	($2,442,594)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(j)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$354,976,070	$-	$354,976,070	$-
	Foreign Government Bonds & Notes	154,832,540	-	154,832,540	-
	Short-Term Investments	456,909,889	-	456,909,889	-
	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	119,716	-	119,716	-
	Interest Rate Contracts
	Futures	827,890	827,890	-	-
	Purchased Options	191,250	191,250	-	-

	Total Interest Rate Contracts	1,019,140	1,019,140	-	-

	Total Assets - Derivatives	1,138,856	1,019,140	119,716	-

	Total Assets	967,857,355	1,019,140	966,838,215	-

Liabilities	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	(3,917,945)	-	(3,917,945)	-
	Interest Rate Contracts
	Futures	(959,565)	(959,565)	-	-
	Written Options	(23,906)	(23,906)	-	-
	Swaps	(2,442,594)	-	(2,442,594)	-

	Total Interest Rate Contracts	(3,426,065)	(983,471)	(2,442,594)	-

	Total Liabilities - Derivatives	(7,344,010)	(983,471)	(6,360,539)	-

	Total Liabilities	(7,344,010)	(983,471)	(6,360,539)	-

	Total	$960,513,345	$35,669	$960,477,676	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
PREFERRED STOCKS - 0.1%

Financials - 0.1%

Ally Financial Inc ~	1,500	$1,440,141
DG Funding Trust ~	233	1,649,729

		3,089,870

Total Preferred Stocks (Cost $3,361,931)		3,089,870

CONVERTIBLE PREFERRED STOCKS - 0.4%

Financials - 0.4%

Wells Fargo & Co 7.500%	18,000	19,890,000

Total Convertible Preferred Stocks (Cost $12,819,418)		19,890,000

	Principal Amount

CORPORATE BONDS & NOTES - 14.5%

Consumer Discretionary - 0.3%

Corp GEO SAB de CV (Mexico) 9.250% due 06/30/20 Y ~	$2,600,000	390,000
DISH DBS Corp 6.625% due 10/01/14	1,900,000	1,980,750
General Motors Co- Escrow Receipts 8.375% due 07/31/99 Y +	EUR 7,400,000	-
Marks & Spencer PLC (United Kingdom) 6.250% due 12/01/17 ~	$10,000,000	11,260,410

		13,631,160

Consumer Staples - 0.2%

Reynolds American Inc 6.750% due 06/15/17	7,100,000	8,130,508

Energy - 1.6%

Cameron International Corp 1.169% due 06/02/14 §	6,100,000	6,118,605
Gazprom OAO (Luxembourg) 8.146% due 04/11/18 ~	9,600,000	11,352,000
Indian Oil Corp Ltd (India) 4.750% due 01/22/15 ~	2,500,000	2,565,410
NGPL PipeCo LLC 7.119% due 12/15/17 ~	12,200,000	11,102,000
Novatek OAO (Ireland) 5.326% due 02/03/16 ~	2,000,000	2,132,500
Odebrecht Drilling Norbe VIII/IX Ltd (Cayman) 6.350% due 06/30/21 ~	3,960,000	4,078,800
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	7,300,000	7,272,296
5.875% due 03/01/18	11,600,000	12,415,828
7.875% due 03/15/19	2,100,000	2,388,070
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar) 6.750% due 09/30/19 ~	2,600,000	3,068,572
Rosneft Finance SA (Luxembourg)
7.250% due 02/02/20 ~	600,000	679,500
7.500% due 07/18/16 ~	400,000	451,000
7.875% due 03/13/18 ~	3,200,000	3,712,000
Transocean Inc (Cayman) 4.950% due 11/15/15	6,400,000	6,859,021

		74,195,602

	Principal Amount	Value
Financials - 11.2%

Abbey National Treasury Services PLC (United Kingdom) 1.818% due 04/25/14 §	$9,000,000	$9,040,257
Ally Financial Inc
3.439% due 02/11/14 §	29,200,000	29,379,580
3.645% due 06/20/14 §	9,500,000	9,665,015
4.500% due 02/11/14	9,600,000	9,654,000
5.500% due 02/15/17	9,200,000	10,005,000
7.500% due 09/15/20	2,700,000	3,155,625
American Express Centurion Bank 6.000% due 09/13/17	20,500,000	23,529,674
American International Group Inc
5.050% due 10/01/15	7,200,000	7,718,717
5.450% due 05/18/17	4,400,000	4,920,027
5.600% due 10/18/16	6,820,000	7,604,784
Australia & New Zealand Banking Group Ltd (Australia) 2.125% due 01/10/14 ~	5,400,000	5,401,577
Banco do Brasil SA (Brazil) 4.500% due 01/22/15 ~	1,500,000	1,541,250
Banco Santander Brasil SA (Brazil)
2.343% due 03/18/14 § ~	13,000,000	13,001,612
4.250% due 01/14/16 ~	8,400,000	8,704,500
4.500% due 04/06/15 ~	1,000,000	1,032,500
Banco Santander Mexico SA (Mexico) 4.125% due 11/09/22 ~	8,900,000	8,410,500
Bank of America Corp
0.571% due 08/15/16 §	2,800,000	2,753,652
4.500% due 04/01/15	5,900,000	6,174,320
6.875% due 04/25/18	10,700,000	12,657,811
Bank of America NA 0.543% due 06/15/17 §	9,600,000	9,426,806
Bank of China Ltd (Hong Kong) 5.550% due 02/11/20 ~	1,700,000	1,830,296
Bank of India (India)
4.750% due 09/30/15 ~	2,700,000	2,795,353
6.250% due 02/16/21 ~ ‡	4,100,000	4,220,355
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	3,600,000	3,722,994
Bank of Nova Scotia (Canada)
1.650% due 10/29/15 ~	3,200,000	3,264,186
1.950% due 01/30/17 ~	600,000	615,778
Banque PSA Finance SA (France) 2.144% due 04/04/14 § ~	9,300,000	9,296,745
Barclays Bank PLC (United Kingdom)
2.375% due 01/13/14	500,000	500,276
5.200% due 07/10/14	400,000	410,040
10.179% due 06/12/21 ~	19,400,000	25,748,747
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	1,200,000	1,272,000
BNP Paribas SA (France) 1.144% due 01/10/14 §	16,200,000	16,202,770
CIT Group Inc 5.250% due 04/01/14 ~	12,600,000	12,757,500
CitiFinancial Inc 6.625% due 06/01/15	4,000,000	4,257,156
Citigroup Inc
0.512% due 06/09/16 §	10,900,000	10,729,666
5.500% due 10/15/14	6,530,000	6,773,889
CNA Financial Corp 5.850% due 12/15/14	9,000,000	9,428,679
Credit Suisse (Switzerland) 2.200% due 01/14/14	3,700,000	3,702,349
Dexia Credit Local SA (France) 2.750% due 04/29/14 ~	5,200,000	5,241,236
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	2,000,000	2,067,518

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Export-Import Bank of Korea (South Korea) 4.000% due 01/29/21	$1,800,000	$1,852,852
Ford Motor Credit Co LLC
2.750% due 05/15/15	5,800,000	5,951,885
7.000% due 04/15/15	500,000	538,809
8.000% due 12/15/16	500,000	592,188
8.700% due 10/01/14	700,000	742,087
12.000% due 05/15/15	3,300,000	3,789,740
General Electric Capital Corp 3.800% due 06/18/19 ~	12,300,000	12,891,335
GMAC International Finance BV (Netherlands) 7.500% due 04/21/15 ~	EUR 13,000,000	19,158,333
HSBC Bank PLC (United Kingdom) 2.000% due 01/19/14 ~	$3,900,000	3,902,941
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	26,700,000	27,965,206
Intesa Sanpaolo SPA (Italy) 2.638% due 02/24/14 § ~	9,100,000	9,126,918
JPMorgan Chase & Co
3.150% due 07/05/16	4,100,000	4,300,683
3.700% due 01/20/15	4,400,000	4,538,468
Lloyds Bank PLC (United Kingdom) 12.000% § ± ~	5,300,000	7,201,147
National Bank of Canada (Canada) 2.200% due 10/19/16 ~	600,000	619,636
Royal Bank of Scotland Group PLC (United Kingdom) 6.990% § ± ~	3,000,000	3,225,000
Sberbank of Russia (Luxembourg)
4.950% due 02/07/17 ~	3,400,000	3,621,000
5.400% due 03/24/17 ~	900,000	966,555
SLM Corp 0.538% due 01/27/14 §	9,200,000	9,189,107
Springleaf Finance Corp 6.900% due 12/15/17	5,000,000	5,490,000
State Bank of India (India) 4.500% due 07/27/15 ~	8,100,000	8,339,573
Sumitomo Mitsui Banking Corp (Japan) 1.950% due 01/14/14 ~	2,400,000	2,400,979
Temasek Financial I Ltd (Singapore) 4.300% due 10/25/19 ~	1,800,000	1,967,936
The Bear Stearns Cos LLC
6.400% due 10/02/17	17,200,000	19,970,748
7.250% due 02/01/18	10,900,000	13,057,677
The Korea Development Bank (South Korea) 3.500% due 08/22/17	3,100,000	3,238,099
UBS AG (Switzerland) 1.238% due 01/28/14 §	756,000	756,673
Vesey Street Investment Trust I 4.404% due 09/01/16	4,300,000	4,619,559
Vnesheconombank (Ireland)
5.375% due 02/13/17 ~	3,000,000	3,206,400
5.450% due 11/22/17 ~	2,000,000	2,147,600
Wachovia Bank NA 0.622% due 11/03/14 §	16,758,000	16,789,807

		510,773,681

Industrials - 0.2%

International Lease Finance Corp 5.750% due 05/15/16	1,500,000	1,610,625
Masco Corp 6.125% due 10/03/16	8,200,000	9,225,000
UAL Equipment Trust AB 10.850% due 02/19/15 Y	458,975	234,077
UAL Pass-Through Trust ‘A’
9.350% due 04/07/16 Y	56,808	15,196
9.560% due 10/19/18 Y	693,515	232,328

		11,317,226

	Principal Amount	Value
Materials - 0.3%

Braskem Finance Ltd (Cayman) 5.750% due 04/15/21 ~	$4,000,000	$3,940,000
CSN Islands XI Corp (Cayman) 6.875% due 09/21/19 ~	4,000,000	4,170,000
Glencore Canada Corp (Canada) 5.375% due 06/01/15	60,000	62,924
Rio Tinto Alcan Inc (Canada) 5.000% due 06/01/15	2,500,000	2,642,700
Rohm & Haas Co 6.000% due 09/15/17	2,868,000	3,255,016

		14,070,640

Telecommunication Services - 0.3%

BellSouth Corp 5.200% due 09/15/14	9,100,000	9,398,362
Qtel International Finance Ltd (Bermuda) 3.375% due 10/14/16 ~	300,000	315,012
Qwest Corp 6.875% due 09/15/33	1,386,000	1,337,490
Verizon Communications Inc
2.500% due 09/15/16	1,000,000	1,034,639
4.500% due 09/15/20	1,100,000	1,177,991

		13,263,494

Utilities - 0.4%

Centrais Eletricas Brasileiras SA (Brazil) 6.875% due 07/30/19 ~	6,900,000	7,417,500
Korea Hydro & Nuclear Power Co Ltd (South Korea) 6.250% due 06/17/14 ~	900,000	921,666
Majapahit Holding BV (Netherlands) 7.750% due 10/17/16 ~	2,800,000	3,087,000
TECO Finance Inc 6.750% due 05/01/15	5,600,000	5,919,345
Tokyo Electric Power Co Inc (Japan)
1.500% due 05/30/14	JPY 8,000,000	75,527
1.850% due 07/28/14	36,000,000	339,985

		17,761,023

Total Corporate Bonds & Notes (Cost $630,448,700)		663,143,334

SENIOR LOAN NOTES - 0.0%

Consumer Discretionary - 0.0%

Yell Group PLC Term B1 (United Kingdom) 3.917% due 07/31/14 § Y	$5,303,561	1,187,499

Total Senior Loan Notes (Cost $5,303,561)		1,187,499

MORTGAGE-BACKED SECURITIES - 43.0%

Collateralized Mortgage Obligations - Commercial - 5.8%

Banc of America Commercial Mortgage Trust
5.451% due 01/15/49 "	290,000	314,274
5.617% due 07/10/46 " §	15,071,954	16,587,981
Bcrr Trust 5.858% due 07/17/40 " § ~	16,297,381	17,459,205
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/44 "	900,000	979,028
5.700% due 06/11/50 "	5,700,000	6,415,427
5.706% due 06/11/40 " §	21,210,445	23,826,796

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Commercial Mortgage Trust
4.799% due 08/10/42 " §	$200,000	$205,284
5.305% due 01/15/46 " §	21,454,349	22,994,428
5.444% due 03/10/39 "	6,200,000	6,819,603
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/39 "	2,560,226	2,756,328
5.467% due 09/15/39 "	33,060,222	36,005,210
Credit Suisse Mortgage Capital Certificates 0.397% due 10/15/21 " § ~	22,541,862	22,491,808
GMAC Commercial Mortgage Securities Inc (IO) 1.108% due 05/15/35 " §	474,289	15,136
JPMorgan Chase Commercial Mortgage Securities Trust 5.706% due 02/12/49 " §	5,660,000	6,294,407
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	1,213,250	1,348,127
Merrill Lynch Floating Trust 0.705% due 07/09/21 " § ~	8,496,265	8,479,778
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49 "	5,600,000	6,231,607
Morgan Stanley Capital I Trust
5.319% due 12/15/43 "	23,765,165	25,986,721
5.731% due 07/12/44 " §	5,513,494	6,011,189
Morgan Stanley Re-REMIC Trust 5.804% due 08/12/45 " § ~	700,000	766,319
Silenus European Loan Conduit Ltd (Ireland) 0.368% due 05/15/19 " § ~	EUR 362,807	486,636
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/20 " § ~	$4,556,237	4,511,908
5.342% due 12/15/43 "	16,200,000	17,838,760
5.557% due 03/15/45 " §	29,166,087	31,552,952

		266,378,912

Collateralized Mortgage Obligations - Residential - 4.4%
Adjustable Rate Mortgage Trust 2.801% due 09/25/35 " §	2,267,556	2,014,544
Alternative Loan Trust 0.445% due 02/25/37 " §	301,822	229,382
Alternative Loan Trust (IO) 4.835% due 05/25/35 " §	7,714,818	1,045,755
Arran Residential Mortgages Funding PLC (United Kingdom) 1.617% due 05/16/47 " § ~	EUR 6,998,714	9,766,290
Banc of America Funding Trust
2.631% due 02/20/36 " §	$3,619,606	3,585,876
2.632% due 05/25/35 " §	4,306,408	4,372,335
3.694% due 01/20/47 " § Y	415,150	334,993
BCAP LLC Trust
0.335% due 01/25/37 " § Y	2,838,158	2,070,623
5.222% due 03/26/37 " § ~	917,243	846,701
5.250% due 02/26/36 " ~	4,585,439	4,175,610
5.250% due 08/26/37 " ~	10,442,659	10,602,364
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/35 " §	36,547	36,658
2.250% due 08/25/35 " §	1,271,992	1,276,187
2.430% due 10/25/35 " §	1,050,961	1,035,902
2.572% due 04/25/33 " §	14,489	14,797
2.581% due 08/25/33 " §	4,683,101	4,738,132
2.588% due 01/25/35 " §	706,296	684,412
2.600% due 03/25/35 " §	4,979,194	5,024,848
2.831% due 02/25/34 " §	680,112	669,096
Bear Stearns ALT-A Trust
1.005% due 11/25/34 " §	868,315	858,833
2.328% due 01/25/36 " § Y	3,767,868	2,691,256
2.598% due 11/25/36 " §	4,841,639	3,358,834
2.649% due 05/25/35 " §	4,137,624	3,936,746
2.708% due 09/25/35 " §	6,528,653	5,737,380
Bear Stearns Structured Products Inc Trust
2.502% due 01/26/36 " §	2,246,942	1,716,607
2.591% due 12/26/46 " §	1,517,020	917,409

	Principal Amount	Value
Citigroup Mortgage Loan Trust Inc
2.290% due 09/25/35 " §	$1,483,271	$1,458,087
2.550% due 10/25/35 " §	171,882	166,881
2.613% due 08/25/35 " §	1,625,324	1,095,411
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/35 " §	2,057,879	1,773,231
2.417% due 02/20/36 " §	2,189,277	1,941,046
2.660% due 05/20/34 " §	2,544,143	2,408,589
2.826% due 08/25/34 " §	383,017	338,584
Credit Suisse First Boston Mortgage Securities Corp 0.804% due 03/25/32 " § ~	333,754	316,955
Downey Savings & Loan Association Mortgage Loan Trust 2.657% due 07/19/44 " §	1,499,749	1,483,466
Fannie Mae
0.225% due 07/25/37 " §	554,970	521,772
0.565% due 04/18/28 " §	165,028	165,030
0.615% due 10/18/30 " §	1,153	1,152
0.665% due 03/25/17 " §	24,435	24,573
0.765% due 05/25/40 " §	5,083,014	5,130,732
5.000% due 03/25/21 "	53,985	56,662
6.408% due 10/25/42 " §	1,539,951	1,611,219
Fannie Mae (IO) 6.535% due 10/25/35 " §	11,576	1,595
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/34 " §	7,967,166	7,750,092
2.238% due 09/25/35 " §	176,845	155,094
2.279% due 03/25/35 " §	1,715,768	1,368,564
6.000% due 01/25/35 "	127,743	127,307
First Horizon Mortgage Pass-Through Trust 2.614% due 08/25/35 " §	355,624	338,303
Freddie Mac
0.517% due 12/15/29 " §	25,030	25,094
3.500% due 07/15/32 "	73,031	75,841
7.000% due 09/15/21 "	39,110	43,775
7.500% due 01/15/23 - 09/20/26 "	1,133,627	1,302,851
Freddie Mac Structured Pass-Through Securities
1.344% due 10/25/44 " §	2,482,592	2,514,665
1.544% due 07/25/44 " §	12,857,317	13,085,965
Government National Mortgage Association 7.000% due 02/16/29 "	142,997	155,748
Greenpoint Mortgage Funding Trust 0.435% due 11/25/45 " §	77,461	58,727
Greenpoint Mortgage Pass-Through Certificates 2.792% due 10/25/33 " §	958,402	949,578
GSR Mortgage Loan Trust 2.648% due 09/25/35 " §	153,926	153,271
HarborView Mortgage Loan Trust
0.906% due 02/19/34 " §	26,415	26,177
2.742% due 07/19/35 " §	1,375,769	1,194,351
Holmes Master Issuer PLC (United Kingdom) 1.577% due 10/15/54 " § ~	EUR 2,785,674	3,851,902
Impac CMB Trust 0.705% due 05/25/35 " §	$178,771	156,923
IndyMac ARM Trust 1.782% due 01/25/32 " §	40,880	39,035
IndyMac INDEX Mortgage Loan Trust 2.503% due 12/25/34 " §	222,772	205,448
JPMorgan Mortgage Trust
3.554% due 02/25/35 " §	396,250	398,764
5.750% due 01/25/36 " Y	254,975	234,469
MASTR Adjustable Rate Mortgages Trust 2.644% due 04/21/34 " §	96,256	99,333
MASTR Alternative Loan Trust 0.565% due 03/25/36 " § Y	900,959	205,242
MASTR Asset Securitization Trust 5.500% due 09/25/33 "	48,405	49,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/36 " §	$1,068,084	$979,568
0.415% due 11/25/35 " §	158,707	146,603
1.165% due 10/25/35 " §	432,060	425,242
2.143% due 12/25/34 " §	447,532	458,923
2.380% due 10/25/35 " §	1,350,407	1,352,858
2.521% due 06/25/35 " §	168,288	163,999
PHH Alternative Mortgage Trust 0.325% due 02/25/37 " §	29,640,847	23,658,465
Provident Funding Mortgage Loan Trust 2.573% due 04/25/34 " §	10,269	10,230
Reperforming Loan REMIC Trust 0.505% due 06/25/35 " § ~	5,796,891	5,063,474
Residential Accredit Loans Inc Trust
0.345% due 06/25/46 " §	2,246,862	1,052,337
0.375% due 04/25/46 " §	225,585	113,267
5.750% due 01/25/33 "	43,366	44,265
6.000% due 06/25/36 " Y	7,860,532	6,206,833
Residential Asset Securitization Trust 0.565% due 01/25/46 " § Y	1,971,606	1,050,982
Residential Asset Securitization Trust (IO) 4.785% due 11/25/35 " §	6,085,893	864,705
Residential Funding Mortgage Securities I Trust 3.063% due 09/25/35 " § Y	1,308,381	1,073,685
Sequoia Mortgage Trust 0.517% due 07/20/33 " §	1,382,888	1,367,884
Structured Adjustable Rate Mortgage Loan Trust
2.487% due 01/25/35 " §	1,020,502	940,168
2.507% due 08/25/35 " §	288,937	266,421
Structured Asset Mortgage Investments II Trust
0.375% due 05/25/46 " §	1,749,177	1,385,438
0.385% due 05/25/36 " §	1,369,465	1,007,699
0.395% due 05/25/45 " §	436,029	378,555
0.416% due 07/19/35 " §	1,365,666	1,323,208
0.445% due 02/25/36 " §	1,749,030	1,359,178
0.746% due 07/19/34 " §	46,854	46,749
0.826% due 09/19/32 " §	151,243	145,485
1.006% due 10/19/33 " §	5,921	5,354
Suntrust Alternative Loan Trust (IO) 4.935% due 12/25/35 " §	17,761,963	2,402,599
WaMu Mortgage Pass-Through Certificates Trust
0.435% due 12/25/45 " §	113,488	105,628
0.455% due 10/25/45 " §	119,306	111,355
0.475% due 01/25/45 " §	1,433,655	1,355,497
0.485% due 01/25/45 " §	83,819	80,910
1.543% due 08/25/42 " §	78,186	72,655
2.207% due 02/27/34 " §	1,281,757	1,271,464
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
4.685% due 11/25/35 " §	29,569,814	3,481,831
4.785% due 11/25/35 " §	8,609,242	1,152,881
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
2.063% due 02/25/33 " §	6,067	5,985
2.225% due 02/25/33 " §	76,093	75,302
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/35 " §	85,233	85,227
2.615% due 12/25/34 " §	897,768	909,451
2.615% due 01/25/35 " §	1,418,393	1,406,987
2.619% due 03/25/36 " §	315,398	310,015
2.626% due 04/25/36 " § Y	2,557,146	2,413,851
2.628% due 03/25/36 " §	11,830,948	11,837,254
2.641% due 10/25/33 " §	196,912	197,996
5.573% due 04/25/36 " §	1,105,551	371,448

		203,342,735

Fannie Mae - 30.2%

1.344% due 08/01/42 - 10/01/44 " §	2,066,976	2,111,018
1.753% due 09/01/35 " §	535,786	565,677

	Principal Amount	Value
1.787% due 07/01/33 " §	$32,256	$34,253
1.925% due 09/01/33 " §	75,130	78,800
1.930% due 02/01/33 " §	600,111	629,229
1.976% due 12/01/34 " §	2,743,885	2,863,177
1.997% due 08/01/36 " §	1,036,818	1,106,055
2.110% due 07/01/35 " §	3,247,961	3,425,325
2.138% due 11/01/34 " §	24,416	25,593
2.153% due 02/01/33 " §	13,792	14,492
2.159% due 08/01/35 " §	847,151	891,139
2.163% due 07/01/33 " §	54,814	57,691
2.176% due 03/01/34 " §	34,711	36,928
2.195% due 01/01/25 " §	76,147	76,744
2.204% due 03/01/33 " §	647,910	673,846
2.210% due 01/01/34 " §	21,646	22,653
2.220% due 04/01/27 " §	13,408	13,524
2.261% due 01/01/23 " §	100,640	106,510
2.269% due 12/01/22 " §	26,231	27,734
2.290% due 04/01/35 " §	1,223,845	1,295,621
2.310% due 08/01/22 "	1,200,000	1,132,424
2.325% due 11/01/23 " §	83	83
2.485% due 11/01/34 " §	7,438,603	7,954,863
2.553% due 03/01/33 " §	27,164	28,922
2.625% due 06/01/34 " §	17,330	18,413
2.870% due 09/01/27 "	4,800,000	4,164,114
3.000% due 01/01/29 "	13,000,000	13,270,664
3.330% due 11/01/21 "	385,947	392,534
3.386% due 05/01/36 " §	71,661	74,485
3.500% due 12/01/25 - 06/01/43 "	42,999,388	44,134,728
3.571% due 05/01/36 " §	65,016	69,223
3.669% due 05/01/36 " §	2,190,381	2,328,053
4.000% due 01/01/15 - 12/01/99 "	281,471,435	290,633,088
4.500% due 12/01/17 - 02/01/44 "	538,118,390	569,992,664
4.595% due 09/01/34 " §	754,547	802,265
4.841% due 04/01/34 " §	322,351	343,087
4.992% due 09/01/35 " §	315,107	336,712
5.000% due 01/01/23 - 02/01/44 "	215,377,756	233,994,115
5.127% due 12/01/34 " §	12,124	12,955
5.255% due 08/01/34 " §	10,929	11,732
5.344% due 01/01/36 " §	309,348	332,831
5.500% due 08/01/18 - 01/01/44 "	77,249,296	84,733,655
6.000% due 04/01/16 - 06/01/41 "	99,425,011	110,406,929
6.500% due 12/01/14 - 09/01/37 "	3,168,159	3,484,536
7.500% due 01/01/33 "	51,391	59,691
8.000% due 05/01/30 - 08/01/30 "	13,280	14,032
8.500% due 07/01/32 "	4,652	5,401

		1,382,788,208

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	152,739	148,359
7.430% due 10/01/20 - 11/01/22 "	62,370	60,970

		209,329

Freddie Mac - 2.0%

2.014% due 09/01/35 " §	651,351	686,772
2.262% due 01/01/28 " §	10,422	11,061
2.362% due 05/01/23 " §	4,652	4,726
2.374% due 03/01/32 " §	239,466	253,475
2.375% due 05/01/32 - 07/01/32 " §	38,748	39,237
2.378% due 03/01/32 " §	100,756	106,783
4.000% due 11/01/40 - 01/01/44 "	8,479,723	8,719,352
4.090% due 06/01/17 " §	1,158	1,161
4.500% due 05/01/39 - 01/01/44 "	53,479,049	56,731,269
5.500% due 03/01/23 - 05/01/40 "	19,861,064	21,834,243
6.000% due 03/03/18 - 10/01/22 "	858,605	948,810
6.500% due 07/01/15 - 05/01/17 "	379,176	397,301
7.000% due 10/01/37 "	170,747	188,935

		89,923,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Government National Mortgage Association - 0.6%

1.625% due 05/20/22 - 03/20/33 " §	$5,121,359	$5,313,396
2.000% due 10/20/24 - 09/20/30 " §	136,202	141,580
2.125% due 09/20/22 - 03/20/29 " §	122,466	127,585
2.500% due 11/20/24 - 02/20/25 " §	159,440	166,108
3.000% due 08/20/20 " §	63,229	65,351
5.000% due 05/15/33 - 11/15/41 "	17,324,070	18,839,307
6.000% due 06/15/38 - 03/15/39 "	91,206	101,664
6.500% due 11/15/38 "	29,810	33,370
7.500% due 02/15/31 - 12/15/31 "	64,067	74,932
8.000% due 12/15/29 - 08/15/32 "	542,538	621,485
8.500% due 09/15/16 - 12/15/30 "	539,292	575,981
9.000% due 02/15/17 - 04/15/20 "	10,695	11,941
10.000% due 05/15/19 - 02/15/25 "	8,738	9,753

		26,082,453

Total Mortgage-Backed Securities (Cost $1,946,210,660)		1,968,724,762

ASSET-BACKED SECURITIES - 1.8%

Access Group Inc 1.538% due 10/27/25 " §	15,880,958	16,043,872
ACE Securities Corp Home Equity Loan Trust 0.495% due 11/25/35 " §	6,692,591	6,519,196
Citibank Omni Master Trust 2.917% due 08/15/18 " § ~	15,500,000	15,736,290
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 "	79,909	81,180
EFS Volunteer No 2 LLC 1.046% due 07/26/27 " § ~	6,646,287	6,722,653
GE-WMC Mortgage Securities Trust 0.205% due 08/25/36 " §	2,101	827
Hillmark Funding CDO (Cayman) 0.489% due 05/21/21 " § ~	18,700,000	18,259,664
Imc Home Equity Loan Trust 6.840% due 08/20/29 " §	8,502	8,437
Long Beach Mortgage Loan Trust 0.725% due 10/25/34 " §	17,007	16,281
Mid-State Trust 7.340% due 07/01/35 "	1,180,424	1,286,039
Mid-State Trust IV 8.330% due 04/01/30 "	1,422,832	1,479,447
Mid-State Trust VIII 7.791% due 03/15/38 "	523,648	548,603
Morgan Stanley ABS Capital I Inc Trust
0.345% due 03/25/37 " §	4,076,603	2,122,230
0.415% due 03/25/37 " §	6,825,939	3,584,035
Penta SA CLO (Luxembourg) 0.551% due 06/04/24 " § ~	EUR 1,742,953	2,309,816
Renaissance Home Equity Loan Trust 1.045% due 08/25/33 " §	$404,606	381,335
SLC Private Student Loan Trust 4.750% due 06/15/33 " § ~	3,944,999	3,578,079
SLM Student Loan Trust 0.688% due 01/25/17 " §	1,318,027	1,319,342
Structured Asset Securities Corp Mortgage Pass-Through Certificates 0.745% due 01/25/33 " §	21,995	20,169
United States Small Business Administration 4.754% due 08/10/14 "	360,667	366,237

Total Asset-Backed Securities (Cost $79,369,370)		80,383,732

U.S. GOVERNMENT AGENCY ISSUES - 4.6%

Fannie Mae
0.875% due 08/28/17	9,900,000	9,779,764
0.875% due 02/08/18	7,600,000	7,412,782

	Principal Amount	Value
0.875% due 05/21/18	$1,400,000	$1,355,106
1.125% due 04/27/17	12,900,000	12,956,502
1.250% due 01/30/17	5,400,000	5,467,451
1.875% due 09/18/18	600,000	604,357
5.000% due 02/13/17	1,500,000	1,688,781
5.000% due 05/11/17	3,700,000	4,181,636
5.375% due 06/12/17	5,300,000	6,063,523
Freddie Mac
0.875% due 03/07/18	1,700,000	1,652,371
1.000% due 03/08/17	37,200,000	37,278,083
1.000% due 06/29/17	15,300,000	15,216,034
1.000% due 07/28/17	51,300,000	51,002,768
1.000% due 09/29/17	18,000,000	17,798,922
1.250% due 05/12/17	5,600,000	5,641,188
1.250% due 08/01/19	12,800,000	12,194,112
1.250% due 10/02/19	12,400,000	11,756,676
2.375% due 01/13/22	1,800,000	1,721,293
3.750% due 03/27/19	3,700,000	4,035,779
5.500% due 08/23/17	600,000	690,821
Small Business Administration Participation Certificates 6.120% due 09/01/21	516,778	564,540

Total U.S. Government Agency Issues (Cost $210,901,339)		209,062,489

U.S. TREASURY OBLIGATIONS - 40.0%

U.S. Treasury Inflation Protected Securities - 8.9%

0.125% due 01/15/22 ^	101,027,905	97,073,572
0.125% due 07/15/22 ^	35,243,749	33,755,511
0.625% due 07/15/21 ^	9,533,960	9,678,828
1.125% due 01/15/21 ^	44,523,924	46,793,620
1.250% due 07/15/20 ^	1,070,980	1,146,032
1.750% due 01/15/28 ^	38,575,194	41,285,989
2.000% due 01/15/26 ^	27,183,849	30,112,474
2.375% due 01/15/25 ^	60,344,170	69,376,968
2.375% due 01/15/27 ^	9,149,701	10,539,669
2.500% due 01/15/29 ^	24,912,223	29,248,494
3.625% due 04/15/28 ^	20,072,712	26,543,030
3.875% due 04/15/29 ^	7,814,235	10,707,026

		406,261,213

U.S. Treasury Notes - 31.1%

0.250% due 12/31/15 ‡	1,800,000	1,795,289
0.375% due 01/15/16	13,600,000	13,595,757
0.500% due 06/15/16	12,100,000	12,088,178
0.500% due 07/31/17	15,000,000	14,682,420
0.625% due 07/15/16	38,700,000	38,746,866
0.625% due 10/15/16	39,800,000	39,726,927
0.625% due 11/15/16	33,900,000	33,796,707
0.625% due 12/15/16	598,800,000	596,343,722
0.625% due 05/31/17	10,600,000	10,462,529
0.625% due 08/31/17	7,100,000	6,966,875
0.750% due 12/31/17 ‡	8,700,000	8,505,607
0.750% due 03/31/18	39,600,000	38,466,133
0.875% due 09/15/16	26,500,000	26,658,390
0.875% due 12/31/16	14,200,000	14,233,285
0.875% due 01/31/17	29,300,000	29,332,054
0.875% due 02/28/17	31,100,000	31,095,148
0.875% due 04/30/17	23,900,000	23,829,041
1.000% due 08/31/16	2,700,000	2,725,313
1.000% due 03/31/17	11,500,000	11,526,508
1.250% due 10/31/18	63,000,000	61,732,629
1.250% due 11/30/18	147,800,000	144,563,862
1.500% due 07/31/16	5,600,000	5,727,971
1.500% due 08/31/18 ‡	150,300,000	149,472,148
1.500% due 12/31/18	99,300,000	98,132,431
1.750% due 05/31/16	1,700,000	1,749,405

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
3.000% due 02/28/17	$1,300,000	$1,385,465
3.125% due 01/31/17	700,000	748,453
3.250% due 03/31/17	3,700,000	3,976,923

		1,422,066,036

Total U.S. Treasury Obligations (Cost $1,861,990,874)		1,828,327,249

FOREIGN GOVERNMENT BONDS & NOTES - 7.1%

Autonomous Community of Valencia Spain (Spain) 4.375% due 07/16/15	EUR 400,000	563,868
Brazil Letras do Tesouro Nacional (Brazil) 12.507% due 01/01/17	BRL 9,000,000	2,687,377
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,413,721
Italy Buoni Poliennali Del Tesoro (Italy)
2.500% due 03/01/15	EUR 9,900,000	13,862,939
2.750% due 12/01/15	23,900,000	33,827,616
3.000% due 11/01/15	23,100,000	32,799,577
3.750% due 04/15/16	3,200,000	4,637,318
4.500% due 07/15/15	5,600,000	8,092,556
6.000% due 11/15/14	200,000	287,480
Italy Certificati di Credito del Tesoro (Italy)
0.855% due 12/31/14	700,000	954,793
1.762% due 06/30/15	9,000,000	12,174,873
Korea Housing Finance Corp (South Korea) 4.125% due 12/15/15 ~	$12,300,000	12,995,713
Mexican Bonos (Mexico) 10.000% due 12/05/24	MXN 210,000,000	20,578,134
Province of Ontario (Canada)
1.000% due 07/22/16	$2,500,000	2,509,923
1.600% due 09/21/16	4,400,000	4,487,014
1.650% due 09/27/19	17,200,000	16,513,393
3.000% due 07/16/18	2,500,000	2,623,995
3.150% due 06/02/22	CAD 20,800,000	19,275,221
4.000% due 06/02/21	20,200,000	20,158,354
4.200% due 03/08/18	1,000,000	1,018,329
4.200% due 06/02/20	10,800,000	10,992,667
4.300% due 03/08/17	800,000	814,595
4.400% due 06/02/19	13,500,000	13,897,534
4.400% due 04/14/20	$2,400,000	2,634,065
5.500% due 06/02/18	CAD 3,800,000	4,062,074
Province of Quebec (Canada)
2.750% due 08/25/21	$3,600,000	3,474,158
3.500% due 07/29/20	2,400,000	2,492,093
3.500% due 12/01/22	CAD 5,100,000	4,799,161
4.250% due 12/01/21	10,900,000	10,962,388
Spain Government (Spain)
3.150% due 01/31/16	EUR 4,700,000	6,674,593
3.300% due 10/31/14	1,100,000	1,537,224
3.750% due 10/31/15	8,700,000	12,478,566
4.000% due 07/30/15	1,800,000	2,570,802
4.750% due 07/30/14	22,500,000	31,642,255
Spain Letras del Tesoro (Spain) 0.994% due 06/20/14	3,100,000	4,249,904
Xunta de Galicia (Spain) 6.131% due 04/03/18	300,000	464,344

Total Foreign Government Bonds & Notes (Cost $327,071,162)		325,208,617

MUNICIPAL BONDS - 3.6%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$4,600,000	6,072,460
Buckeye Tobacco Settlement Financing Authority of OH ‘A2’ 5.875% due 06/01/47	5,400,000	4,015,926

	Principal Amount	Value
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	$1,700,000	$1,784,575
California State Public Works Board ‘B2’ 7.804% due 03/01/35	4,700,000	5,371,348
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	8,023,392
Chicago Transit Authority IL ‘B’
6.200% due 12/01/40	1,900,000	1,979,857
6.300% due 12/01/21	800,000	866,768
6.899% due 12/01/40	6,800,000	7,637,624
City of Los Angeles Wastewater Systems Revenue CA ‘A’ 5.713% due 06/01/39	1,600,000	1,699,840
County of Clark Airport System Revenue NV ‘C’ 6.820% due 07/01/45	3,300,000	4,025,934
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	1,219,680
5.750% due 06/01/47	3,000,000	2,225,520
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	318,165
Metropolitan Transportation Authority NY ‘E’ 7.134% due 11/15/30	22,300,000	24,775,523
New York State Dormitory Authority 5.051% due 09/15/27	6,100,000	6,240,910
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	400,000	430,364
Palomar Community College District CA ‘A’ 4.750% due 05/01/32	400,000	418,764
Pennsylvania Economic Development Financing Authority 6.532% due 06/15/39	1,600,000	1,694,512
Port Authority of New York & New Jersey 5.647% due 11/01/40	2,000,000	2,154,920
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,220,162
Salt River Project Agricultural Improvement & Power District AZ ‘A’ 5.000% due 01/01/38	5,200,000	5,376,280
Southern California Public Power Authority 5.943% due 07/01/40	37,000,000	39,493,800
State of California
7.550% due 04/01/39	3,550,000	4,595,368
7.950% due 03/01/36	1,200,000	1,388,424
State of Iowa 6.750% due 06/01/34	1,000,000	1,098,690
State of Wisconsin ‘A’ 5.050% due 05/01/18	1,700,000	1,860,633
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	8,675,000	6,747,502
Tobacco Settlement Financing Corp NJ ‘1A’ 5.000% due 06/01/41	7,000,000	4,945,500
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,694,796
6.250% due 06/01/42	900,000	868,680
Washington State Convention Center Public Facilities District 6.790% due 07/01/40	10,600,000	11,338,926

Total Municipal Bonds (Cost $155,918,936)		163,584,843

SHORT-TERM INVESTMENTS - 3.2%

Foreign Government Issues - 2.0%

Italy Buoni Ordinari del Tesoro BOT (Italy)
0.720% due 11/14/14	EUR 800,000	1,092,360
0.806% due 10/14/14	12,400,000	16,949,326
1.095% due 08/14/14	4,600,000	6,296,323
1.247% due 09/12/14	36,600,000	50,062,592

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Mexico Cetes (Mexico)
3.467% due 01/23/14	MXN 2,800,000	$214,008
3.488% due 02/06/14	8,300,000	633,534
Spain Letras del Tesoro (Spain)
0.852% due 10/17/14	EUR 4,800,000	6,557,199
1.039% due 07/18/14	2,700,000	3,698,751
1.328% due 09/19/14	4,500,000	6,150,594

		91,654,687

U.S. Treasury Bills - 0.4%

0.025% due 01/16/14 ‡	$521,000	520,995
0.028% due 01/09/14 ‡	15,228,000	15,227,907
0.094% due 11/13/14 ‡	330,000	329,718
0.135% due 12/11/14 ‡	2,194,000	2,191,674

		18,270,294

Repurchase Agreements - 0.8%

Barclays PLC 0.040% due 01/17/14 (Dated 12/18/13, repurchase price of $10,900,363; collateralized by U.S Treasury Notes: 1.625% due 11/15/22 and value $10,990,585)	10,900,000	10,900,000
The Royal Bank of Scotland Group PLC 0.080% due 01/15/14 (Dated 12/19/13, repurchase price of $25,901,496; collateralized by U.S Treasury Notes: 1.500% due 06/30/16 and value $26,496,914)	25,900,000	25,900,000

		36,800,000

Total Short-Term Investments (Cost $145,797,744)		146,724,981

TOTAL INVESTMENTS - 118.3% (Cost $5,379,193,695)		5,409,327,376

TOTAL SECURITIES SOLD SHORT - (0.0%) (See Note (f) in Notes to Schedule of Investments) (Proceeds $1,107,344)		(1,109,297)

OTHER ASSETS & LIABILITIES, NET - (18.3%)		(834,482,002)

NET ASSETS - 100.0%		$4,573,736,077

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	43.0%
U.S. Treasury Obligations	40.0%
Corporate Bonds & Notes	14.5%
Foreign Government Bonds & Notes	7.1%
U.S. Government Agency Issues	4.6%
Municipal Bonds	3.6%
Short-Term Investments	3.2%
Others (each less than 3.0%)	2.3%

	118.3%
Other Assets & Liabilities, Net	(18.3%	)

	100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	3.3%
A-1 (Short-Term Debt only)	1.0%
AA/U.S. Government & Agency Issues	71.3%
A	6.6%
BBB	6.6%
BB	2.3%
B	0.8%
CCC	1.4%
D	0.1%
Not Rated	6.6%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $18,341,034 or 0.4% of the portfolio’s net assets were in default as of December 31, 2013.

(e)	As of December 31, 2013, investments with a total aggregate value of $48,709,934 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap contracts, delayed delivery securities (including sale-buy back financing transactions) and a reverse repurchase agreement.

(f)	Securities sold short outstanding as of December 31, 2013 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.0%)
Fannie Mae
6.000% due 01/13/44	$1,000,000	($1,109,297)

Total Securities Sold Short (Proceeds $1,107,344)		($1,109,297)

(g)	A reverse repurchase agreement outstanding as of December 31, 2013 was as follows:

Counterparty	Interest Rate		Settlement Date	Maturity Date	Repurchase Amount	Principal Amount
BRC	(3.000%	)	11/13/13	11/12/15	$1,847,590	$1,740,000

(h)	The average amount of borrowings by the portfolio on reverse repurchase agreements while outstanding during the year ended December 31, 2013 was $36,309,520 at a weighted average interest rate of (0.021%). The average amount of borrowings by the portfolio on sale-buy back financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2013 was $69,772,575 at a weighted average interest rate of 0.050%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(i)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euribor (12/14)	130	($26,747)
Euribor (03/15)	130	(40,108)
Euribor (06/15)	130	(53,951)
Euribor (09/15)	130	(67,829)
Eurodollar (12/14)	2,148	(100,698)
Eurodollar (03/15)	102	6,203
Eurodollar (06/15)	1,687	(405,339)
Eurodollar (09/15)	3,823	770,034
Eurodollar (12/15)	6,567	(1,894,607)
Eurodollar (03/16)	2,340	(1,214,817)
Eurodollar (06/16)	547	(282,195)
Eurodollar (09/16)	1,218	937,531
Eurodollar (12/16)	83	(63,969)
U.S. Treasury 5-Year Notes (03/14)	1,707	(2,665,737)
U.S. Treasury 5-Year Notes (03/14)	1,830	(2,857,819)
U.S. Treasury 10-Year Notes (03/14)	922	(2,126,833)

Total Futures Contracts		($10,086,881)

(j)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	219,459,603	USD	98,438,864	01/14	BNP	($5,417,945)
BRL	3,725,295	USD	1,594,073	01/14	BRC	(15,056)
BRL	3,553,422	USD	1,524,027	01/14	CIT	(17,861)
BRL	5,651,327	USD	2,412,417	01/14	CSF	(17,025)
BRL	11,037,269	USD	4,711,546	01/14	DUB	(33,251)
BRL	2,960,628	USD	1,269,784	01/14	HSB	(14,882)
BRL	1,184,520	USD	508,301	01/14	JPM	(6,227)
BRL	3,558,635	USD	1,507,321	01/14	JPM	1,054
BRL	270,817,454	USD	115,788,724	01/14	MSC	(999,085)
BRL	50,172,528	USD	21,181,201	01/14	MSC	85,103
DKK	32,038,000	USD	5,737,721	01/14	UBS	170,846
EUR	143,368,324	USD	197,131,446	01/14	BNP	100,268
MXN	9,248,000	USD	707,537	03/14	BNP	(2,785)
USD	93,682,064	BRL	219,459,603	01/14	BNP	661,145
USD	1,590,240	BRL	3,725,295	01/14	BRC	11,223
USD	1,516,871	BRL	3,553,422	01/14	CIT	10,705
USD	2,404,411	BRL	5,651,327	01/14	CSF	9,019
USD	4,874,903	BRL	11,037,269	01/14	DUB	196,608
USD	1,263,821	BRL	2,960,628	01/14	HSB	8,919
USD	2,024,740	BRL	4,743,155	01/14	JPM	14,289
USD	140,014,943	BRL	320,989,983	01/14	MSC	3,959,000
USD	6,923,292	BRL	16,300,198	02/14	MSC	69,742
USD	86,159,152	CAD	91,442,000	03/14	CIT	237,880
USD	1,478,958	EUR	1,080,000	01/14	CIT	(6,797)
USD	187,496,996	EUR	138,633,324	01/14	CSF	(3,220,781)
USD	467,399	EUR	342,000	01/14	HSB	(3,090)
USD	592,763	EUR	431,000	01/14	JPM	(163)
USD	3,920,269	EUR	2,882,000	01/14	RBS	(44,496)
USD	197,127,145	EUR	143,368,324	02/14	BNP	(101,650)
USD	838,524	EUR	611,000	02/14	CIT	(2,016)
USD	2,403,796	EUR	1,800,000	02/14	CSF	(72,411)
USD	356,425	EUR	259,000	02/14	CSF	125
USD	607,860	EUR	444,000	02/14	JPM	(2,941)
USD	48,568,725	EUR	36,852,000	03/14	BOA	(2,127,443)
USD	4,523,677	EUR	3,384,000	03/14	RBS	(131,588)
USD	2,653,119	EUR	2,100,000	04/14	BNP	(235,787)
USD	2,027,760	EUR	1,600,000	04/14	CIT	(173,311)
USD	3,793,590	EUR	3,000,000	06/14	BNP	(333,735)
USD	17,363,814	EUR	13,000,000	06/14	BOA	(521,259)
USD	3,170,000	EUR	2,500,000	06/14	CSF	(269,437)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	3,073,085	EUR	2,300,000	06/14	HSB	($91,197)
USD	2,656,500	EUR	2,100,000	07/14	BNP	(232,734)
USD	2,024,960	EUR	1,600,000	08/14	BNP	(176,528)
USD	3,100,000	JPY	325,203,640	01/14	CSF	11,940
USD	7,124,490	JPY	733,800,000	02/14	BNP	155,073
USD	18,659,841	JPY	1,934,600,000	02/14	DUB	285,581
USD	13,385,471	JPY	1,329,200,000	02/14	HSB	761,121
USD	215,462	MXN	2,775,479	01/14	JPM	3,231
USD	635,864	MXN	8,215,996	02/14	BNP	8,327
USD	15,293,020	MXN	202,013,145	03/14	MSC	(101,574)

Total Forward Foreign Currency Contracts						($7,611,856)

(k)	Transactions in written options for the year ended December 31, 2013 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Outstanding, December 31, 2012	-	594,100,000	9,900,000	$4,016,820
Call Options Written	445	1,141,200,000	46,700,000	2,085,621
Put Options Written	835	1,978,000,000	106,100,000	9,182,978
Call Options Exercised	-	(26,000,000)	-	(20,755)
Put Options Exercised	(396)	(571,300,000)	-	(2,219,581)
Call Options Expired	(445)	(529,400,000)	-	(1,039,852)
Put Options Expired	(49)	(535,900,000)	(59,400,000)	(3,492,140)
Call Options Repurchased	-	(199,100,000)	-	(182,369)
Put Options Repurchased	-	(745,300,000)	(9,900,000)	(3,288,052)

Outstanding, December 31, 2013	390	1,106,300,000	93,400,000	$5,042,670

(l)	Premiums received and value of written options outstanding as of December 31, 2013 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection (1)

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount (3)	Premium	Value (4)
Call - OTC CDX IG 21 5Y Index	0.600%	03/19/14	BNP	$11,600,000	$6,960	($10,966)
Call - OTC CDX IG 21 5Y Index	0.600%	03/19/14	JPM	6,700,000	2,680	(6,334)
Call - OTC ITRAXX Europe 20 5Y Index	0.700%	03/19/14	BNP	EUR 6,800,000	6,506	(17,696)

					16,146	(34,996)

Credit Default Swaptions on Credit Indices – Sell Protection (2)
Put - OTC CDX IG 21 5Y Index	0.900%	03/19/14	BNP	$11,600,000	14,152	(5,166)
Put - OTC CDX IG 21 5Y Index	0.900%	03/19/14	JPM	6,700,000	11,055	(2,984)
Put - OTC ITRAXX Europe 20 5Y Index	1.100%	03/19/14	BNP	EUR 6,800,000	16,963	(3,084)

					42,170	(11,234)

					$58,316	($46,230)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swaption and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The seller is only obligated if the swaption is exercised.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swaption and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The portfolio is only obligated if the swaption is exercised.
(3)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swaption agreement.
(4)	The quoted market prices and resulting values for credit default swaption agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swaption agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swaption, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] -Inflation Adjustment] or $0	03/10/20	DUB	$4,200,000	$31,500	($3,219)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] -Inflation Adjustment] or $0	03/12/20	CIT	11,600,000	98,160	(12,521)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1+0.00%)[10] -Inflation Adjustment] or $0	04/07/20	CIT	27,900,000	248,820	(29,402)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1+0.00%)[10] -Inflation Adjustment] or $0	09/29/20	CIT	12,300,000	158,670	(12,422)
Floor - OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of [(1+0.00%)[10] -Inflation Adjustment] or $0	10/13/20	DUB	12,500,000	122,500	(11,096)

						$659,650	($68,660)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	1.300%	01/27/14	MSC	$38,400,000	$40,780	($27)
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	01/27/14	GSC	221,100,000	394,594	(1,791)
Call - OTC 10-Year Interest Rate Swap	Receive	2.500%	01/27/14	RBS	9,100,000	54,600	(6)
Call - OTC 10-Year Interest Rate Swap	Receive	2.500%	03/03/14	RBS	20,500,000	74,825	(1,195)
Call - OTC 10-Year Interest Rate Swap	Receive	2.600%	03/03/14	GSC	13,300,000	79,135	(2,254)
Call - OTC 10-Year Interest Rate Swap	Receive	2.650%	03/03/14	CIT	8,100,000	34,830	(2,267)
Call - OTC 10-Year Interest Rate Swap	Receive	2.400%	03/17/14	DUB	13,000,000	40,300	(616)
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	05/06/14	GSC	26,400,000	67,980	(10,164)
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	05/06/14	MSC	34,600,000	84,770	(13,321)
	Based on 3-Month EUR-LIBOR
Call - OTC 1-Year Interest Rate Swap	Receive	0.400%	03/12/14	BOA	EUR 26,900,000	50,270	(39,959)
Call - OTC 1-Year Interest Rate Swap	Receive	0.400%	03/12/14	BRC	6,500,000	12,566	(9,656)
Call - OTC 1-Year Interest Rate Swap	Receive	0.400%	03/12/14	GSC	6,500,000	13,403	(9,656)

						948,053	(90,912)

	Based on 3-Month USD-LIBOR
Put - OTC 5-Year Interest Rate Swap	Pay	1.800%	01/27/14	MSC	$38,400,000	180,220	(183,168)
Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	01/27/14	GSC	221,100,000	1,410,300	(312,768)
Put - OTC 10-Year Interest Rate Swap	Pay	3.500%	01/27/14	RBS	9,100,000	72,345	(4,839)
Put - OTC 10-Year Interest Rate Swap	Pay	3.100%	03/03/14	CIT	8,100,000	97,200	(120,637)
Put - OTC 10-Year Interest Rate Swap	Pay	3.100%	03/03/14	DUB	26,000,000	362,791	(387,228)
Put - OTC 10-Year Interest Rate Swap	Pay	2.900%	03/17/14	DUB	13,000,000	208,000	(383,067)
Put - OTC 2-Year 1-Year Interest Rate Swap	Pay	2.000%	03/31/14	GSC	80,900,000	88,341	(149,463)
Put - OTC 2-Year 1-Year Interest Rate Swap	Pay	2.000%	03/31/14	MSC	193,700,000	508,462	(357,861)
Put - OTC 5-Year Interest Rate Swap	Pay	1.900%	05/06/14	GSC	26,400,000	224,532	(332,733)
	Based on 3-Month EUR-LIBOR
Put - OTC 1-Year Interest Rate Swap	Pay	0.400%	03/12/14	BOA	EUR 26,900,000	59,804	(8,900)
Put - OTC 1-Year Interest Rate Swap	Pay	0.400%	03/12/14	BRC	6,500,000	14,241	(2,150)
Put - OTC 1-Year Interest Rate Swap	Pay	0.400%	03/12/14	GSC	6,500,000	13,404	(2,151)

						3,239,640	(2,244,965)

						$4,187,693	($2,335,877)

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Put - CME Eurodollar Midcurve 3-Year Futures (03/14)	$97.38	03/14/14	CIT	390	$137,011	($195,000)

Total Written Options					$5,042,670	($2,645,767)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(m)	Swap agreements outstanding as of December 31, 2013 were as follows:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/13 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MetLife Inc	1.000%	06/20/14	DUB	0.104%	$15,000,000	$68,706	($66,241)	$134,947
Bank of America Corp	1.000%	09/20/14	DUB	0.217%	1,700,000	10,259	13,069	(2,810)
Mexico Government	1.000%	03/20/15	BRC	0.240%	2,200,000	21,235	(49,497)	70,732
Mexico Government	1.000%	03/20/15	CIT	0.240%	2,100,000	20,270	(48,216)	68,486
Mexico Government	1.000%	03/20/15	DUB	0.240%	1,500,000	14,479	(34,440)	48,919
China Government	1.000%	03/20/15	MSC	0.168%	200,000	2,107	(3,001)	5,108
China Government	1.000%	06/20/15	BOA	0.213%	4,500,000	53,886	75,362	(21,476)
China Government	1.000%	06/20/15	CIT	0.213%	1,000,000	11,975	16,386	(4,411)
China Government	1.000%	06/20/15	RBS	0.213%	2,200,000	26,344	37,125	(10,781)
U.S. Treasury	0.250%	09/20/15	UBS	0.315%	EUR 10,100,000	(14,495)	(62,585)	48,090
Brazilian Government	1.000%	09/20/15	BOA	0.895%	$700,000	1,502	(6,372)	7,874
Mexico Government	1.000%	09/20/15	BOA	0.318%	600,000	7,287	(2,154)	9,441
Brazilian Government	1.000%	09/20/15	BRC	0.895%	2,300,000	4,936	(19,842)	24,778
Brazilian Government	1.000%	09/20/15	CIT	0.895%	1,000,000	2,146	(15,694)	17,840
Mexico Government	1.000%	09/20/15	CIT	0.318%	1,000,000	12,145	(15,080)	27,225
General Electric Capital Corp	1.000%	09/20/15	DUB	0.282%	2,100,000	26,798	25,942	856
Indonesia Government	1.000%	09/20/15	DUB	0.929%	1,000,000	1,559	(23,587)	25,146
Brazilian Government	1.000%	09/20/15	HSB	0.895%	2,600,000	5,580	(25,871)	31,451
Brazilian Government	1.000%	09/20/15	JPM	0.895%	2,900,000	6,224	(29,862)	36,086
Brazilian Government	1.000%	09/20/15	UBS	0.895%	600,000	1,288	(5,677)	6,965
Mexico Government	1.000%	09/20/15	UBS	0.318%	500,000	6,072	(7,073)	13,145
Brazilian Government	1.000%	12/20/15	BRC	0.982%	13,000,000	8,816	(75,003)	83,819
Mexico Government	1.000%	12/20/15	GSC	0.341%	4,500,000	60,174	(121,173)	181,347
Brazilian Government	1.000%	12/20/15	MSC	0.982%	12,900,000	8,748	(74,426)	83,174
Mexico Government	1.000%	03/20/16	DUB	0.359%	12,300,000	179,472	(90,237)	269,709
Mexico Government	1.000%	03/20/16	HSB	0.359%	18,000,000	262,642	(133,510)	396,152
Indonesia Government	1.000%	06/20/16	BRC	1.215%	6,400,000	(31,492)	(101,386)	69,894
Mexico Government	1.000%	06/20/16	CIT	0.413%	6,200,000	92,143	(13,370)	105,513
U.S. Treasury	0.250%	09/20/16	UBS	0.291%	EUR 13,600,000	(19,117)	(190,345)	171,228
Mexico Government	1.000%	09/20/16	GSC	0.456%	$2,300,000	34,800	(11,064)	45,864
Mexico Government	1.000%	09/20/16	HSB	0.456%	400,000	6,052	2,214	3,838
Mexico Government	1.000%	09/20/16	JPM	0.456%	400,000	6,052	2,306	3,746
Indonesia Government	1.000%	09/20/16	MSC	1.331%	4,400,000	(37,512)	(336,028)	298,516
Mexico Government	1.000%	09/20/16	MSC	0.456%	4,600,000	69,600	(20,427)	90,027
China Government	1.000%	09/20/16	RBS	0.363%	300,000	5,300	2,085	3,215
Mexico Government	1.000%	09/20/16	UBS	0.456%	1,200,000	18,157	(5,265)	23,422
China Government	1.000%	12/20/16	BRC	0.391%	800,000	14,694	15,519	(825)
China Government	1.000%	12/20/16	DUB	0.391%	700,000	12,857	13,749	(892)
Mexico Government	1.000%	12/20/16	HSB	0.492%	300,000	4,618	2,930	1,688
Mexico Government	1.000%	12/20/16	JPM	0.492%	1,400,000	21,552	18,897	2,655
Brazilian Government	1.000%	03/20/17	BOA	1.399%	900,000	(11,035)	(9,607)	(1,428)
Mexico Government	1.000%	06/20/17	GSC	0.582%	300,000	4,410	(2,793)	7,203
Mexico Government	1.000%	12/20/18	BOA	0.879%	1,000,000	6,156	(1,966)	8,122
Mexico Government	1.000%	12/20/18	CIT	0.879%	400,000	2,462	(590)	3,052
Mexico Government	1.000%	12/20/18	GSC	0.879%	400,000	2,462	(983)	3,445
Mexico Government	1.000%	12/20/18	JPM	0.879%	400,000	2,462	(639)	3,101

						$1,014,776	($1,378,420)	$2,393,196

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 12 5Y	5.000%	12/20/14	DUB	$2,100,000	$48,034	$210,450	($162,416)
CDX EM 13 5Y	5.000%	06/20/15	BRC	7,300,000	225,775	809,700	(583,925)
CDX EM 13 5Y	5.000%	06/20/15	CSF	800,000	24,742	100,000	(75,258)
CDX EM 13 5Y	5.000%	06/20/15	DUB	6,400,000	197,940	697,200	(499,260)
CDX EM 13 5Y	5.000%	06/20/15	GSC	300,000	9,278	37,350	(28,072)
CDX EM 13 5Y	5.000%	06/20/15	HSB	35,400,000	1,094,856	2,948,700	(1,853,844)
CDX EM 13 5Y	5.000%	06/20/15	JPM	2,500,000	77,320	287,600	(210,280)
CDX EM 13 5Y	5.000%	06/20/15	MSC	15,000,000	463,922	1,743,250	(1,279,328)
CDX IG 9 10Y	0.548%	12/20/17	GSC	3,761,546	62,124	-	62,124

					$2,203,991	$6,834,250	($4,630,259)

					$3,218,767	$5,455,830	($2,237,063)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(1)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging country and U.S. Treasury Obligation issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party/ Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	Pay	1.500%	03/18/16	$527,300,000	$3,492,308	$2,969,505	$522,803
28-Day MXN TIIE	BRC	Pay	5.600%	09/06/16	MXN 24,100,000	49,257	12,013	37,244
28-Day MXN TIIE	HSB	Pay	5.600%	09/06/16	337,200,000	689,189	128,118	561,071
3-Month USD-LIBOR	CME	Pay	1.500%	12/16/16	$107,300,000	(112,561)	89,890	(202,451)
BRL-CDI-Compounded	BOA	Pay	8.860%	01/02/17	BRL 2,500,000	(63,400)	1,956	(65,356)
BRL-CDI-Compounded	UBS	Pay	8.900%	01/02/17	1,400,000	(38,520)	1,202	(39,722)
BRL-CDI-Compounded	GSC	Pay	9.095%	01/02/17	3,000,000	(78,331)	-	(78,331)
BRL-CDI-Compounded	DUB	Pay	9.130%	01/02/17	4,000,000	(101,726)	14,329	(116,055)
BRL-CDI-Compounded	MSC	Pay	9.140%	01/02/17	3,000,000	(76,585)	9,886	(86,471)
BRL-CDI-Compounded	BOA	Pay	10.630%	01/02/17	2,000,000	(22,429)	(75)	(22,354)
BRL-CDI-Compounded	DUB	Pay	10.630%	01/02/17	1,000,000	(11,214)	261	(11,475)
BRL-CDI-Compounded	GSC	Pay	10.630%	01/02/17	9,600,000	(107,657)	20,871	(128,528)
BRL-CDI-Compounded	MSC	Pay	10.630%	01/02/17	8,600,000	(96,443)	24,051	(120,494)
28-Day MXN TIIE	BRC	Pay	5.000%	09/13/17	MXN 4,900,000	340	(2,848)	3,188
28-Day MXN TIIE	HSB	Pay	5.000%	09/13/17	14,800,000	1,027	(9,434)	10,461
28-Day MXN TIIE	BRC	Pay	5.500%	09/13/17	33,000,000	46,630	(7,366)	53,996
28-Day MXN TIIE	HSB	Pay	5.500%	09/13/17	10,000,000	14,130	(2,246)	16,376
28-Day MXN TIIE	MSC	Pay	5.500%	09/13/17	33,000,000	46,630	(7,734)	54,364
3-Month USD-LIBOR	CME	Pay	3.000%	09/21/17	$913,200,000	4,457,557	6,863,608	(2,406,051)
1-Day USD-Federal Funds	CME	Pay	1.000%	10/15/17	59,400,000	(824,111)	(70,012)	(754,099)
28-Day MXN TIIE	HSB	Pay	4.750%	02/26/18	MXN 12,700,000	(15,752)	(10,131)	(5,621)
28-Day MXN TIIE	BRC	Pay	5.250%	06/11/18	6,200,000	(1,231)	(3,986)	2,755
28-Day MXN TIIE	GSC	Pay	5.250%	06/11/18	11,200,000	(2,224)	(7,009)	4,785
28-Day MXN TIIE	JPM	Pay	5.250%	06/11/18	5,000,000	(993)	(1,992)	999
28-Day MXN TIIE	MSC	Pay	5.250%	06/11/18	7,500,000	(1,489)	(4,197)	2,708
28-Day MXN TIIE	BRC	Pay	5.500%	06/11/18	4,800,000	2,779	(1,083)	3,862
28-Day MXN TIIE	GSC	Pay	5.500%	06/11/18	15,800,000	9,149	(3,248)	12,397
28-Day MXN TIIE	HSB	Pay	5.500%	06/11/18	5,200,000	3,011	(387)	3,398
28-Day MXN TIIE	JPM	Pay	5.500%	06/11/18	2,500,000	1,448	(160)	1,608
28-Day MXN TIIE	MSC	Pay	5.500%	06/11/18	13,800,000	7,991	(2,846)	10,837
28-Day MXN TIIE	MSC	Pay	6.350%	06/02/21	160,000,000	15,770	241,346	(225,576)
28-Day MXN TIIE	BOA	Pay	5.500%	09/02/22	20,400,000	(115,643)	(30,763)	(84,880)
28-Day MXN TIIE	MSC	Pay	5.500%	09/02/22	67,000,000	(379,809)	(109,423)	(270,386)
28-Day MXN TIIE	BRC	Pay	5.750%	09/02/22	38,000,000	(164,815)	(5,253)	(159,562)
28-Day MXN TIIE	UBS	Pay	5.750%	09/02/22	23,000,000	(99,756)	(3,774)	(95,982)
28-Day MXN TIIE	BNP	Pay	5.750%	06/05/23	8,800,000	(48,015)	(11,338)	(36,677)
28-Day MXN TIIE	BRC	Pay	5.750%	06/05/23	7,800,000	(42,559)	(22,433)	(20,126)
28-Day MXN TIIE	DUB	Pay	5.750%	06/05/23	17,600,000	(96,031)	(29,673)	(66,358)
28-Day MXN TIIE	GSC	Pay	5.750%	06/05/23	18,600,000	(101,487)	(46,058)	(55,429)
28-Day MXN TIIE	HSB	Pay	5.750%	06/05/23	22,300,000	(121,675)	(36,629)	(85,046)
28-Day MXN TIIE	BRC	Pay	6.000%	06/05/23	17,800,000	(72,274)	(30,940)	(41,334)
28-Day MXN TIIE	JPM	Pay	6.000%	06/05/23	18,800,000	(82,706)	(89,585)	6,879
6-Month JPY-LIBOR	CME	Receive	1.000%	09/18/23	JPY 10,540,000,000	(1,126,139)	(578,318)	(547,821)
3-Month USD-LIBOR	CME	Receive	2.750%	06/19/43	$303,200,000	66,001,070	19,608,092	46,392,978
3-Month USD-LIBOR	CME	Receive	3.500%	12/18/43	12,900,000	1,025,360	482,520	542,840

						$71,858,071	$29,338,707	$42,519,364

Total Swap Agreements						$75,076,838	$34,794,537	$40,282,301

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(n)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Financials	$3,089,870	$-	$1,440,141	$1,649,729
	Convertible Preferred Stocks (1)	19,890,000	19,890,000	-	-
	Corporate Bonds & Notes	663,143,334	-	663,143,334	-
	Senior Loan Notes	1,187,499	-	1,187,499	-
	Mortgage-Backed Securities	1,968,724,762	-	1,968,515,433	209,329
	Asset-Backed Securities	80,383,732	-	80,383,732	-
	U.S. Government Agency Issues	209,062,489	-	209,062,489	-
	U.S. Treasury Obligations	1,828,327,249	-	1,828,327,249	-
	Foreign Government Bonds & Notes	325,208,617	-	325,208,617	-
	Municipal Bonds	163,584,843	-	163,584,843	-
	Short-Term Investments	146,724,981	-	146,724,981	-
	Derivatives:
	Credit Contracts
	Swaps	3,332,418	-	3,332,418	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	6,761,199	-	6,761,199	-
	Interest Rate Contracts
	Futures	1,713,768	1,713,768	-	-
	Swaps	75,863,646	-	75,863,646	-

	Total Interest Rate Contracts	77,577,414	1,713,768	75,863,646	-

	Total Assets - Derivatives	87,671,031	1,713,768	85,957,263	-

	Total Assets	5,496,998,407	21,603,768	5,473,535,581	1,859,058

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(1,109,297)	-	(1,109,297)	-
	Derivatives:
	Credit Contracts
	Written Options	(46,230)	-	(46,230)	-
	Swaps	(113,651)	-	(113,651)	-

	Total Credit Contracts	(159,881)	-	(159,881)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(14,373,055)	-	(14,373,055)	-
	Interest Rate Contracts
	Futures	(11,800,649)	(11,800,649)	-	-
	Written Options	(2,599,537)	(195,000)	(2,335,877)	(68,660)
	Swaps	(4,005,575)	-	(4,005,575)	-

	Total Interest Rate Contracts	(18,405,761)	(11,995,649)	(6,341,452)	(68,660)

	Total Liabilities - Derivatives	(32,938,697)	(11,995,649)	(20,874,388)	(68,660)

	Total Liabilities	(34,047,994)	(11,995,649)	(21,983,685)	(68,660)

	Total	$5,462,950,413	$9,608,119	$5,451,551,896	$1,790,398

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2013, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2013	Level 1	Level 2	Level 3
Liabilities	Sale-buyback Financing Transactions	($15,890,671)	$-	($15,890,671)	$-
	Reverse Repurchase Agreement	(1,740,000)	-	(1,740,000)	-

	Total	($17,630,671)	$-	($17,630,671)	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 54.0%

Consumer Discretionary - 4.5%

AutoZone Inc
5.500% due 11/15/15	$1,165,000	$1,261,498
5.750% due 01/15/15	960,000	1,008,710
Brinker International Inc 2.600% due 05/15/18	940,000	925,736
Carnival Corp (Panama) 1.200% due 02/05/16	2,585,000	2,579,036
COX Communications Inc 5.450% due 12/15/14	3,425,000	3,580,139
DIRECTV Holdings LLC
1.750% due 01/15/18	3,860,000	3,788,505
3.500% due 03/01/16	2,070,000	2,173,871
4.750% due 10/01/14	9,520,000	9,805,048
DISH DBS Corp 4.250% due 04/01/18	5,150,000	5,265,875
Dollar General Corp 4.125% due 07/15/17	4,480,000	4,758,620
DR Horton Inc 4.750% due 05/15/17	5,750,000	6,109,375
General Motors Co 3.500% due 10/02/18 ~	3,550,000	3,647,625
GLP Capital LP 4.375% due 11/01/18 ~	5,025,000	5,150,625
Hasbro Inc 6.125% due 05/15/14	1,310,000	1,336,364
NBCUniversal Enterprise Inc 0.929% due 04/15/18 § ~	3,225,000	3,240,206
NBCUniversal Media LLC 2.100% due 04/01/14	7,050,000	7,080,519
Newell Rubbermaid Inc 2.000% due 06/15/15	1,015,000	1,028,413
Omnicom Group Inc 5.900% due 04/15/16	6,665,000	7,371,177
Pinnacle Entertainment Inc 7.500% due 04/15/21	1,455,000	1,585,950
Staples Inc 9.750% due 01/15/14	5,500,000	5,517,188
The Interpublic Group of Cos Inc
2.250% due 11/15/17	6,165,000	6,080,953
6.250% due 11/15/14	4,848,000	5,060,100
Thomson Reuters Corp (Canada) 1.300% due 02/23/17	3,645,000	3,631,404
Time Warner Cable Inc
7.500% due 04/01/14	1,530,000	1,555,497
8.250% due 02/14/14	1,168,000	1,178,062
Viacom Inc 2.500% due 09/01/18	1,020,000	1,028,828
WMG Acquisition Corp 11.500% due 10/01/18	4,115,000	4,752,825

		100,502,149

Consumer Staples - 2.6%

Avon Products Inc 2.375% due 03/15/16	2,210,000	2,225,713
BAT International Finance PLC (United Kingdom) 1.400% due 06/05/15 ~	7,085,000	7,147,114
Bunge Ltd Finance Corp
3.200% due 06/15/17	2,665,000	2,742,064
5.350% due 04/15/14	7,033,000	7,122,903
Coca-Cola Amatil Ltd (Australia) 3.250% due 11/02/14 ~	8,145,000	8,307,827
CVS Caremark Corp 1.200% due 12/05/16	2,430,000	2,434,022
General Mills Inc 0.537% due 01/29/16 §	1,610,000	1,612,223

	Principal Amount	Value
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	$8,745,000	$8,651,778
Kraft Foods Group Inc 1.625% due 06/04/15	5,345,000	5,414,790
Pernod Ricard SA (France) 2.950% due 01/15/17 ~	6,600,000	6,818,572
Reynolds American Inc 1.050% due 10/30/15	1,310,000	1,314,759
The Kroger Co 1.200% due 10/17/16	1,790,000	1,791,858
WM Wrigley Jr Co
1.400% due 10/21/16 ~	1,105,000	1,107,350
2.000% due 10/20/17 ~	2,580,000	2,574,092

		59,265,065

Energy - 9.1%

Anadarko Petroleum Corp
5.750% due 06/15/14	4,215,000	4,303,886
6.375% due 09/15/17	5,805,000	6,667,536
Antero Resources Finance Corp 7.250% due 08/01/19	813,000	878,040
BG Energy Capital PLC (United Kingdom) 2.875% due 10/15/16 ~	6,400,000	6,684,947
Cameron International Corp 1.150% due 12/15/16	850,000	847,736
Canadian Natural Resources Ltd (Canada)
1.450% due 11/14/14	2,395,000	2,414,876
5.700% due 05/15/17	5,985,000	6,728,852
Chesapeake Energy Corp 3.250% due 03/15/16	4,225,000	4,277,813
CNOOC Finance Ltd (United Kingdom) 1.125% due 05/09/16	2,246,000	2,238,880
Continental Resources Inc 8.250% due 10/01/19	2,606,000	2,860,085
DCP Midstream LLC 5.375% due 10/15/15 ~	4,075,000	4,336,195
DCP Midstream Operating LP 2.500% due 12/01/17	4,740,000	4,721,955
Ecopetrol SA (Colombia) 4.250% due 09/18/18	1,000,000	1,057,500
Energy Transfer Partners LP
5.950% due 02/01/15	5,005,000	5,274,394
6.700% due 07/01/18	765,000	888,678
8.500% due 04/15/14	5,090,000	5,197,460
Ensco PLC (United Kingdom) 3.250% due 03/15/16	9,350,000	9,766,458
Enterprise Products Operating LLC
1.250% due 08/13/15	5,900,000	5,941,566
5.600% due 10/15/14	765,000	795,094
Gazprom OAO (Luxembourg) 4.950% due 05/23/16 ~	4,880,000	5,192,320
Kinder Morgan Energy Partners LP
3.500% due 03/01/16	2,035,000	2,129,536
5.125% due 11/15/14	2,985,000	3,101,325
Korea National Oil Corp (South Korea) 4.000% due 10/27/16 ~	1,070,000	1,141,059
Magellan Midstream Partners LP 6.450% due 06/01/14	2,610,000	2,673,585
Marathon Oil Corp 0.900% due 11/01/15	5,465,000	5,472,028
Murphy Oil Corp 2.500% due 12/01/17	4,050,000	4,076,657
Nabors Industries Inc 2.350% due 09/15/16 ~	1,490,000	1,505,888
Noble Holding International Ltd (Cayman)
2.500% due 03/15/17	770,000	772,754
3.450% due 08/01/15	3,813,000	3,955,263
7.375% due 03/15/14	700,000	709,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
ONEOK Partners LP
3.200% due 09/15/18	$385,000	$393,901
3.250% due 02/01/16	7,260,000	7,551,946
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	7,375,000	7,415,762
Petrobras Global Finance BV (Netherlands) 2.000% due 05/20/16	4,325,000	4,332,391
Petrohawk Energy Corp
7.250% due 08/15/18	7,800,000	8,427,900
10.500% due 08/01/14	1,650,000	1,668,252
Phillips 66 1.950% due 03/05/15	3,415,000	3,463,575
Pioneer Natural Resources Co 5.875% due 07/15/16	8,515,000	9,450,594
Plains All American Pipeline LP 3.950% due 09/15/15	8,085,000	8,505,800
Rosetta Resources Inc 9.500% due 04/15/18	2,155,000	2,316,625
Rowan Cos Inc 5.000% due 09/01/17	2,035,000	2,206,467
Spectra Energy Partners LP 2.950% due 09/25/18	1,850,000	1,876,294
Talisman Energy Inc (Canada) 5.125% due 05/15/15	6,030,000	6,340,593
Targa Resources Partners LP 7.875% due 10/15/18	3,391,000	3,662,280
Tennessee Gas Pipeline Co LLC 8.000% due 02/01/16	5,760,000	6,543,256
Transocean Inc (Cayman)
2.500% due 10/15/17	4,420,000	4,468,987
4.950% due 11/15/15	4,465,000	4,785,239
5.050% due 12/15/16	1,740,000	1,923,314
Williams Partners LP 3.800% due 02/15/15	7,940,000	8,205,236
Woodside Finance Ltd (Australia) 4.500% due 11/10/14 ~	5,115,000	5,274,220

		205,424,232

Financials - 22.4%

ACE INA Holdings Inc 5.875% due 06/15/14	3,000,000	3,073,779
Aflac Inc 2.650% due 02/15/17	920,000	949,738
Ally Financial Inc 2.750% due 01/30/17	5,675,000	5,710,469
American Express Co 0.828% due 05/22/18 §	8,540,000	8,543,271
American Express Credit Corp 1.750% due 06/12/15	3,590,000	3,649,231
American Honda Finance Corp 0.612% due 05/26/16 § ~	6,020,000	6,037,434
American International Group Inc
3.000% due 03/20/15	1,390,000	1,428,075
4.250% due 09/15/14	10,435,000	10,699,548
American Tower Corp REIT 4.625% due 04/01/15	12,109,000	12,669,053
Bank of America Corp
1.066% due 03/22/16 §	2,485,000	2,504,045
1.250% due 01/11/16	4,865,000	4,889,072
1.500% due 10/09/15	13,145,000	13,283,141
Banque Federative du Credit Mutuel SA (France) 2.500% due 10/29/18 ~	5,680,000	5,617,685
Barclays Bank PLC (United Kingdom)
5.000% due 09/22/16	3,085,000	3,398,359
5.200% due 07/10/14	8,555,000	8,769,730
BB&T Corp 1.103% due 06/15/18 §	5,830,000	5,877,264
Boston Properties LP REIT 5.000% due 06/01/15	5,860,000	6,202,160

	Principal Amount	Value
BPCE SA (France) 2.500% due 12/10/18	$5,620,000	$5,593,378
Capital One Bank USA NA 1.150% due 11/21/16	1,365,000	1,359,904
Capital One Financial Corp
2.125% due 07/15/14	647,000	652,215
2.150% due 03/23/15	5,485,000	5,577,631
7.375% due 05/23/14	5,075,000	5,206,199
CIT Group Inc 4.750% due 02/15/15 ~	3,770,000	3,916,088
Citigroup Inc
1.037% due 04/01/16 §	8,940,000	9,003,349
1.250% due 01/15/16	8,235,000	8,266,021
CNH Capital LLC 3.875% due 11/01/15	8,230,000	8,538,625
Daimler Finance North America LLC
0.857% due 03/28/14 § ~	7,320,000	7,330,563
1.102% due 08/01/18 § ~	4,430,000	4,458,813
1.875% due 09/15/14 ~	2,195,000	2,214,377
DNB Bank ASA (Norway) 3.200% due 04/03/17 ~	10,220,000	10,688,934
Fifth Third Bancorp 3.625% due 01/25/16	3,265,000	3,431,701
Fifth Third Bank 1.150% due 11/18/16	4,505,000	4,504,712
Ford Motor Credit Co LLC
2.750% due 05/15/15	7,465,000	7,660,486
3.000% due 06/12/17	4,180,000	4,346,260
3.875% due 01/15/15	6,325,000	6,528,140
General Electric Capital Corp 0.957% due 04/02/18 §	17,450,000	17,606,718
Harley-Davidson Financial Services Inc 1.150% due 09/15/15 ~	5,560,000	5,580,678
HSBC Bank PLC (United Kingdom) 0.881% due 05/15/18 § ~	5,900,000	5,919,128
HSBC USA Inc 2.375% due 02/13/15	3,900,000	3,980,527
Hyundai Capital America 1.625% due 10/02/15 ~	3,450,000	3,468,758
Hyundai Capital Services Inc (South Korea)
3.500% due 09/13/17 ~	2,410,000	2,492,526
4.375% due 07/27/16 ~	5,000,000	5,322,485
IntercontinentalExchange Group Inc 2.500% due 10/15/18	1,945,000	1,960,488
JPMorgan Chase & Co
0.857% due 02/26/16 §	5,750,000	5,776,709
2.000% due 08/15/17	12,075,000	12,254,060
KeyCorp 3.750% due 08/13/15	3,492,000	3,653,170
Kilroy Realty LP REIT 5.000% due 11/03/15	4,780,000	5,100,757
Lloyds Bank PLC (United Kingdom) 2.300% due 11/27/18	3,255,000	3,248,568
Marsh & McLennan Cos Inc 2.550% due 10/15/18	2,345,000	2,349,847
MetLife Inc 2.375% due 02/06/14	1,550,000	1,552,841
Metropolitan Life Global Funding I
1.500% due 01/10/18 ~	4,180,000	4,067,600
1.700% due 06/29/15 ~	11,010,000	11,179,565
Morgan Stanley
0.724% due 10/15/15 §	3,980,000	3,973,357
1.488% due 02/25/16 §	12,125,000	12,289,172
1.518% due 04/25/18 §	6,880,000	6,985,580
National Bank of Canada (Canada) 1.450% due 11/07/17	10,080,000	9,805,350
New York Life Global Funding 2.450% due 07/14/16 ~	7,735,000	8,010,188
Nissan Motor Acceptance Corp 1.950% due 09/12/17 ~	6,340,000	6,294,555

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Nordea Bank AB (Sweden) 0.875% due 05/13/16 ~	$12,165,000	$12,110,781
PNC Bank NA 1.150% due 11/01/16	3,970,000	3,977,253
Principal Financial Group Inc 1.850% due 11/15/17	1,225,000	1,214,926
Principal Life Global Funding II
0.606% due 05/27/16 § ~	12,285,000	12,313,292
1.000% due 12/11/15 ~	5,575,000	5,589,027
Prudential Financial Inc 5.100% due 09/20/14	5,249,000	5,417,614
Regions Financial Corp 5.750% due 06/15/15	4,050,000	4,316,887
Royal Bank of Scotland Group PLC (United Kingdom) 2.550% due 09/18/15	5,235,000	5,356,373
Simon Property Group LP REIT 4.200% due 02/01/15	9,171,000	9,442,562
Societe Generale SA (France) 2.500% due 01/15/14 ~	2,660,000	2,661,261
Sumitomo Mitsui Banking Corp (Japan)
0.900% due 01/18/16	4,790,000	4,783,026
1.900% due 01/12/15 ~	6,500,000	6,565,214
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.800% due 03/28/18 ~	7,980,000	7,765,258
SunTrust Banks Inc 2.350% due 11/01/18	2,605,000	2,592,780
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	11,435,000	11,241,245
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.550% due 09/09/16 ~	6,950,000	7,019,125
The Goldman Sachs Group Inc 1.600% due 11/23/15	17,100,000	17,291,828
Toyota Motor Credit Corp 0.391% due 03/10/15 §	2,400,000	2,403,994
Union Bank NA 2.125% due 06/16/17	7,260,000	7,296,707
Ventas Realty LP REIT
1.550% due 09/26/16	1,990,000	2,005,313
2.000% due 02/15/18	1,945,000	1,912,952
3.125% due 11/30/15	4,850,000	5,046,289
Volkswagen International Finance NV (Netherlands) 1.625% due 03/22/15 ~	10,995,000	11,122,432
WEA Finance LLC REIT 5.750% due 09/02/15 ~	5,280,000	5,697,426
XLIT Ltd (Cayman) 2.300% due 12/15/18	2,795,000	2,746,934

		503,342,576

Health Care - 4.1%

AbbVie Inc 1.200% due 11/06/15	10,165,000	10,272,993
Actavis Inc 1.875% due 10/01/17	5,775,000	5,717,533
Aetna Inc 1.500% due 11/15/17	2,525,000	2,489,110
Agilent Technologies Inc 6.500% due 11/01/17	5,905,000	6,843,163
Catholic Health Initiatives
1.600% due 11/01/17	675,000	654,566
2.600% due 08/01/18	3,015,000	3,026,644
Celgene Corp 1.900% due 08/15/17	15,165,000	15,100,306
Express Scripts Holding Co
2.750% due 11/21/14	3,865,000	3,940,294
3.125% due 05/15/16	3,975,000	4,150,878
Gilead Sciences Inc 2.400% due 12/01/14	4,465,000	4,539,597

	Principal Amount	Value
Humana Inc 6.450% due 06/01/16	$2,425,000	$2,711,101
Life Technologies Corp 3.500% due 01/15/16	4,365,000	4,548,810
McKesson Corp 0.950% due 12/04/15	1,935,000	1,934,673
Perrigo Co PLC (Ireland) 1.300% due 11/08/16 ~	2,105,000	2,099,007
Thermo Fisher Scientific Inc 1.300% due 02/01/17	3,590,000	3,576,800
UnitedHealth Group Inc
0.850% due 10/15/15	2,155,000	2,164,583
1.875% due 11/15/16	2,145,000	2,191,029
Warner Chilcott Co LLC 7.750% due 09/15/18	10,800,000	11,745,000
WellPoint Inc 1.250% due 09/10/15	3,630,000	3,656,757

		91,362,844

Industrials - 2.9%

Aircastle Ltd (Bermuda) 9.750% due 08/01/18	3,670,000	4,018,650
Eaton Corp 1.500% due 11/02/17	2,745,000	2,692,348
ERAC USA Finance LLC
1.400% due 04/15/16 ~	2,851,000	2,854,678
2.750% due 03/15/17 ~	2,050,000	2,109,446
2.800% due 11/01/18 ~	470,000	475,239
5.600% due 05/01/15 ~	1,445,000	1,535,237
6.375% due 10/15/17 ~	1,865,000	2,159,137
Florida East Coast Railway Corp 8.125% due 02/01/17	3,210,000	3,366,487
GATX Corp
2.375% due 07/30/18	1,240,000	1,242,771
3.500% due 07/15/16	4,875,000	5,086,448
Heathrow Funding Ltd (United Kingdom) 2.500% due 06/25/17 ~	8,010,000	8,117,374
International Lease Finance Corp 2.193% due 06/15/16 §	4,265,000	4,307,650
Kansas City Southern de Mexico SA de CV (Mexico) 2.350% due 05/15/20	2,730,000	2,544,128
Penske Truck Leasing Co LP
2.500% due 07/11/14 ~	680,000	685,624
2.500% due 03/15/16 ~	4,270,000	4,376,780
2.875% due 07/17/18 ~	1,735,000	1,746,199
3.125% due 05/11/15 ~	1,370,000	1,409,488
Roper Industries Inc
1.850% due 11/15/17	1,100,000	1,090,933
2.050% due 10/01/18	2,800,000	2,722,745
Southwest Airlines Co
5.250% due 10/01/14	4,000,000	4,128,484
5.750% due 12/15/16	1,710,000	1,906,216
USG Corp 8.375% due 10/15/18 ~	4,565,000	4,987,262
Waste Management Inc 5.000% due 03/15/14	2,925,000	2,950,366

		66,513,690

Information Technology - 1.3%

Arrow Electronics Inc 3.375% due 11/01/15	2,685,000	2,779,893
Broadcom Corp 2.375% due 11/01/15	4,385,000	4,499,637
Fiserv Inc 3.125% due 06/15/16	1,435,000	1,498,220
Hewlett-Packard Co
2.350% due 03/15/15	2,910,000	2,956,415
2.625% due 12/09/14	850,000	864,323
6.125% due 03/01/14	5,000,000	5,042,550

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Oracle Corp 0.824% due 01/15/19 §	$8,650,000	$8,694,928
Xerox Corp
1.058% due 05/16/14 §	1,845,000	1,846,697
2.950% due 03/15/17	800,000	821,608

		29,004,271

Materials - 1.4%

Ashland Inc 3.000% due 03/15/16	5,975,000	6,124,375
Eastman Chemical Co 2.400% due 06/01/17	3,870,000	3,913,189
Goldcorp Inc (Canada) 2.125% due 03/15/18	2,565,000	2,515,293
International Paper Co 5.300% due 04/01/15	3,360,000	3,539,958
Rock Tenn Co 3.500% due 03/01/20	5,145,000	5,062,037
The Dow Chemical Co 2.500% due 02/15/16	9,250,000	9,542,356

		30,697,208

Telecommunication Services - 2.7%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	3,640,000	3,764,117
3.625% due 03/30/15	2,500,000	2,593,763
CC Holdings GS V LLC 2.381% due 12/15/17	9,230,000	9,146,745
Crown Castle International Corp REIT 7.125% due 11/01/19	2,090,000	2,262,425
Crown Castle Towers LLC 4.523% due 01/15/35 ~	4,980,000	5,139,001
GTP Acquisition Partners I LLC
2.364% due 05/15/43 ~	3,080,000	3,009,616
4.347% due 06/15/41 ~	2,485,000	2,618,905
SBA Tower Trust
2.240% due 04/15/43 ~	3,520,000	3,469,064
2.933% due 12/15/42 ~	9,280,000	9,461,642
3.598% due 04/15/43 ~	2,775,000	2,722,113
UPC Holding BV (Netherlands) 9.875% due 04/15/18 ~	4,585,000	4,928,875
Verizon Communications Inc
0.442% due 03/06/15 § ~	6,155,000	6,146,365
2.500% due 09/15/16	6,280,000	6,497,533

		61,760,164

Utilities - 3.0%

CMS Energy Corp 4.250% due 09/30/15	4,020,000	4,237,164
Commonwealth Edison Co
1.625% due 01/15/14	6,000,000	6,002,676
1.950% due 09/01/16	1,605,000	1,640,154
Dominion Resources Inc 1.950% due 08/15/16	2,165,000	2,202,076
Duke Energy Corp
1.625% due 08/15/17	2,775,000	2,758,758
2.150% due 11/15/16	6,350,000	6,511,811
Enel Finance International NV (Netherlands) 3.875% due 10/07/14 ~	1,855,000	1,895,539
Georgia Power Co 0.563% due 03/15/16 §	2,445,000	2,446,501
Iberdrola Finance Ireland Ltd (Ireland) 3.800% due 09/11/14 ~	5,195,000	5,300,147
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	4,240,000	4,371,292
Mississippi Power Co 2.350% due 10/15/16	1,430,000	1,471,211
Monongahela Power Co 5.700% due 03/15/17 ~	580,000	632,552

	Principal Amount	Value
NextEra Energy Capital Holdings Inc 1.200% due 06/01/15	$ 2,315,000	$ 2,327,677
Nisource Finance Corp 5.400% due 07/15/14	6,499,000	6,659,681
PPL Capital Funding Inc 1.900% due 06/01/18	1,500,000	1,465,527
Progress Energy Inc 6.050% due 03/15/14	3,448,000	3,486,542
PSEG Power LLC 2.750% due 09/15/16	1,755,000	1,818,385
Sempra Energy 1.003% due 03/15/14 §	6,255,000	6,264,332
Suburban Propane Partners LP 7.500% due 10/01/18	3,047,000	3,283,143
The Southern Co 1.950% due 09/01/16	1,995,000	2,037,110

		66,812,278

Total Corporate Bonds & Notes (Cost $1,203,673,270)		1,214,684,477

MORTGAGE-BACKED SECURITIES - 20.6%

Collateralized Mortgage Obligations - Commercial - 4.0%

Banc of America Commercial Mortgage Trust 5.372% due 09/10/45 " §	2,620,000	2,813,842
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	2,070,000	2,166,662
Bear Stearns Commercial Mortgage Securities Trust
4.674% due 06/11/41 "	457,552	476,098
4.978% due 07/11/42 " §	4,067,686	4,137,621
5.116% due 02/11/41 " §	3,695,000	3,828,168
Citigroup Commercial Mortgage Trust
1.378% due 09/10/46 "	3,476,035	3,486,572
5.376% due 04/15/40 " §	3,001,062	3,024,967
Commercial Mortgage Trust
5.167% due 06/10/44 " §	1,555,000	1,634,062
5.436% due 07/10/37 " §	6,213,033	6,253,781
5.820% due 07/10/38 " §	2,371,241	2,592,586
DBUBS Mortgage Trust 2.238% due 08/10/44 "	1,238,652	1,252,163
GE Capital Commercial Mortgage Corp 4.772% due 06/10/48 " §	3,730,000	3,869,267
JPMorgan Chase Commercial Mortgage Securities Trust
1.031% due 05/15/45 "	507,333	508,264
1.525% due 07/15/46 " ~	902,654	903,725
5.357% due 06/12/41 " §	5,236,204	5,302,571
5.481% due 12/12/44 " §	2,510,000	2,680,744
LB-UBS Commercial Mortgage Trust 5.197% due 11/15/30 " §	1,285,000	1,355,771
Morgan Stanley Capital I Trust
1.480% due 06/15/44 " ~	910,491	913,395
4.700% due 07/15/56 "	11,965,348	12,246,132
4.780% due 12/13/41 "	5,003,704	5,119,850
5.731% due 07/12/44 " §	10,523,773	11,473,738
Wachovia Bank Commercial Mortgage Trust 5.088% due 08/15/41 " §	9,442,966	9,584,781
WFRBS Commercial Mortgage Trust
1.154% due 12/15/46 "	2,096,490	2,093,223
1.607% due 06/15/44 " ~	2,170,030	2,186,435

		89,904,418

Collateralized Mortgage Obligations - Residential - 5.4%

Bear Stearns Adjustable Rate Mortgage Trust
2.398% due 04/25/34 " §	309,382	303,994
3.082% due 11/25/34 " §	1,104,460	1,125,390

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Bear Stearns ALT-A Trust 0.805% due 04/25/34 " §	$ 576,576	$ 570,003
Chase Mortgage Finance Trust
2.683% due 02/25/37 " §	944,694	949,479
2.719% due 02/25/37 " §	422,925	422,114
2.722% due 02/25/37 " §	2,662,172	2,654,273
2.730% due 02/25/37 " §	2,065,405	2,060,822
2.760% due 02/25/37 " §	1,052,218	1,007,749
Countrywide Home Loan Mortgage Pass-Through Trust
2.532% due 11/20/34 " §	523,583	492,826
2.541% due 02/19/34 " §	1,543,516	1,557,522
Fannie Mae 5.000% due 08/25/19 "	5,101,325	5,395,667
Fosse Master Issuer PLC (United Kingdom) 1.646% due 10/18/54 " § ~	3,850,392	3,897,929
Freddie Mac
0.617% due 05/15/36 - 09/15/42 " §	30,556,286	30,522,924
7.000% due 09/15/30 "	847,141	959,810
Freddie Mac Multifamily Structured Pass-Through Certificates
1.369% due 05/25/19 "	8,806,166	8,814,145
1.426% due 08/25/17 "	7,240,000	7,267,595
HarborView Mortgage Loan Trust 0.507% due 06/20/35 " §	827,948	782,049
JP Morgan Mortgage Trust
2.737% due 07/25/35 " §	386,119	388,698
2.753% due 07/25/35 " §	1,494,751	1,503,700
2.774% due 07/25/35 " §	1,540,892	1,537,183
Lanark Master Issuer PLC (United Kingdom) 0.738% due 12/22/54 " § ~	5,235,000	5,227,938
MASTR Adjustable Rate Mortgages Trust 1.669% due 09/25/34 " §	825,843	749,199
Merrill Lynch Mortgage Investors Trust 2.494% due 12/25/35 " §	5,582,000	5,248,431
Sequoia Mortgage Trust 0.689% due 11/20/34 " §	756,440	714,588
Silverstone Master Issuer PLC (United Kingdom) 1.792% due 01/21/55 " § ~	14,655,000	14,882,006
Structured Adjustable Rate Mortgage Loan Trust
2.407% due 06/25/34 " §	3,042,472	3,072,912
2.446% due 05/25/34 " §	848,388	844,604
2.486% due 11/25/34 " §	1,813,397	1,797,441
Structured Asset Securities Corp Mortgage Pass-Through Certificates 2.449% due 07/25/33 " §	416,647	413,090
WaMu Mortgage Pass-Through Certificates Trust
0.455% due 07/25/45 " §	3,125,149	2,944,644
0.485% due 08/25/45 " §	2,018,809	1,958,367
2.425% due 09/25/35 " §	9,000,000	8,240,661
2.449% due 06/25/34 " §	669,179	674,200
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 7.000% due 03/25/34 "	556,332	589,463
Wells Fargo Mortgage-Backed Securities Trust 2.659% due 08/25/33 " §	1,458,280	1,484,384

		121,055,800

Fannie Mae - 8.3%

1.935% due 01/01/35 " §	33,847	35,929
2.111% due 03/01/35 " §	918,573	973,838
2.190% due 05/01/35 " §	3,610,055	3,817,671
2.193% due 04/01/34 " §	2,160,755	2,306,053
2.260% due 05/01/35 " §	647,709	686,860
2.282% due 12/01/33 " §	1,266,876	1,332,769
2.292% due 12/01/33 " §	1,680,673	1,770,103
2.300% due 06/01/35 " §	1,203,819	1,288,353

	Principal Amount	Value
2.326% due 01/01/35 " §	$ 1,135,612	$ 1,207,581
2.334% due 10/01/34 " §	910,725	964,761
2.353% due 02/01/33 " §	391,369	411,895
2.375% due 06/01/33 " §	1,377,897	1,464,687
2.382% due 06/01/35 " §	884,116	936,739
2.396% due 01/01/34 " §	3,008,456	3,203,089
2.410% due 04/01/33 " §	282,112	301,375
2.435% due 07/01/35 - 11/01/35 " §	2,351,426	2,525,008
2.492% due 02/01/33 " §	186,202	197,289
2.500% due 05/01/33 " §	51,736	52,062
2.550% due 08/01/33 " §	2,039,641	2,178,888
2.585% due 04/01/35 " §	375,274	397,594
2.592% due 05/01/33 " §	1,393,626	1,480,861
2.605% due 07/01/35 " §	1,508,690	1,604,558
2.625% due 02/01/34 " §	1,362,783	1,454,926
3.000% due 01/01/27 "	13,383,932	13,677,887
3.500% due 12/01/25 - 01/01/29 "	32,547,511	34,098,464
4.000% due 07/01/25 - 10/01/41 "	19,948,357	20,860,019
4.500% due 05/01/25 - 10/01/26 "	29,136,664	31,148,718
5.000% due 07/01/24 - 07/01/35 "	7,380,437	8,003,285
5.500% due 01/01/18 - 12/01/39 "	40,157,090	44,086,445
6.000% due 01/01/18 - 03/01/37 "	2,788,910	3,012,490
6.500% due 05/01/33 "	1,309,120	1,479,286
7.000% due 05/01/33 - 06/01/33 "	557,945	629,078

		187,588,561

Freddie Mac - 1.5%

2.197% due 02/01/35 " §	624,365	655,166
2.350% due 09/01/35 " §	2,106,600	2,236,591
2.386% due 08/01/35 " §	2,357,181	2,512,401
2.600% due 03/01/35 " §	874,879	928,341
2.671% due 03/01/35 " §	691,128	740,295
4.000% due 08/01/26 "	17,987,518	19,043,528
5.500% due 03/01/18 - 06/01/41 "	3,552,344	3,867,470
6.000% due 04/01/33 "	3,971,789	4,474,686

		34,458,478

Government National Mortgage Association - 1.4%

1.625% due 09/20/34 - 01/20/35 " §	4,102,096	4,250,772
2.500% due 01/20/28 "	10,259,783	10,278,246
3.000% due 09/20/27 "	4,280,635	4,402,053
3.500% due 03/20/43 "	6,276,045	6,343,363
5.500% due 07/15/20 "	882,573	948,695
6.000% due 01/15/22 - 07/15/36 "	4,268,158	4,713,489

		30,936,618

Total Mortgage-Backed Securities (Cost $466,414,789)		463,943,875

ASSET-BACKED SECURITIES - 13.1%

Ally Auto Receivables Trust 3.150% due 10/15/18 " ~	1,345,000	1,387,087
Ally Master Owner Trust
1.000% due 02/15/18 "	3,710,000	3,708,935
1.540% due 09/15/16 "	13,720,000	13,809,633
1.810% due 05/15/16 "	8,020,000	8,057,129
2.150% due 01/15/16 "	2,565,000	2,566,536
American Express Credit Account Master Trust
0.337% due 04/17/17 " §	4,545,000	4,547,911
0.990% due 03/15/18 "	4,800,000	4,816,198
1.290% due 03/15/18 " ~	5,485,000	5,496,047
AmeriCredit Automobile Receivables Trust
0.960% due 01/09/17 "	4,765,000	4,782,530
1.050% due 10/11/16 "	3,130,000	3,139,725
1.730% due 02/08/17 "	1,840,000	1,859,105
2.330% due 03/08/16 "	2,857,234	2,866,333
Bank of America Auto Trust 0.780% due 06/15/16 "	5,060,795	5,072,776
BMW Vehicle Lease Trust 0.540% due 09/21/15 "	5,015,000	5,017,435

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Capital Auto Receivables Asset Trust
0.790% due 06/20/17 "	$ 5,930,000	$ 5,924,690
1.090% due 03/20/18 "	3,170,000	3,160,013
CarMax Auto Owner Trust
0.840% due 03/15/17 "	7,585,000	7,613,459
0.890% due 09/15/16 "	1,669,257	1,673,931
Chase Issuance Trust 1.010% due 10/15/18 "	4,690,000	4,686,712
CIT Equipment Collateral 1.100% due 08/22/16 " ~	1,914,911	1,917,001
CNH Equipment Trust
0.690% due 06/15/18 "	6,235,000	6,235,761
0.860% due 09/15/17 "	7,455,000	7,477,510
0.940% due 05/15/17 "	2,420,549	2,426,992
CNH Wholesale Master Note Trust 0.767% due 08/15/19 " § ~	2,680,000	2,685,347
Diamond Resorts Owner Trust 2.270% due 05/20/26 " ~	3,661,497	3,650,335
Discover Card Execution Note Trust 0.860% due 11/15/17 "	12,595,000	12,648,812
Enterprise Fleet Financing LLC
0.680% due 09/20/18 " ~	5,440,000	5,435,235
1.060% due 03/20/19 " ~	2,465,000	2,469,725
Ford Credit Auto Lease Trust
0.850% due 01/15/15 "	1,534,833	1,536,062
1.230% due 11/15/16 "	2,800,000	2,799,486
1.510% due 08/15/17 "	1,915,000	1,914,713
Ford Credit Auto Owner Trust
0.580% due 12/15/16 "	2,770,000	2,772,633
0.670% due 04/15/18 "	2,855,000	2,851,999
4.050% due 10/15/16 "	915,000	933,725
Ford Credit Floorplan Master Owner Trust ‘A’
4.200% due 02/15/17 " ~	4,425,000	4,603,898
4.990% due 02/15/17 " ~	3,165,000	3,288,429
GE Capital Credit Card Master Note Trust
0.647% due 05/15/19 " §	2,840,000	2,840,433
1.030% due 01/15/18 "	4,300,000	4,312,967
5.750% due 03/15/18 " ~	715,000	753,528
GE Dealer Floorplan Master Note Trust 0.567% due 04/20/18 " §	11,260,000	11,273,782
GE Equipment Small Ticket LLC 1.040% due 09/21/15 " ~	3,015,000	3,024,748
Honda Auto Receivables Owner Trust 0.560% due 05/15/16 "	13,500,000	13,518,913
Huntington Auto Trust 0.810% due 09/15/16 "	4,027,024	4,037,355
Hyundai Auto Lease Securitization Trust 0.920% due 08/17/15 " ~	10,000,000	10,022,760
Hyundai Auto Receivables Trust
0.750% due 09/17/18 "	4,845,000	4,817,788
1.650% due 02/15/17 "	3,600,000	3,631,889
Mercedes-Benz Auto Lease Trust 0.620% due 07/15/16 "	2,865,000	2,863,406
Mercedes-Benz Auto Receivables Trust 1.220% due 12/15/17 "	5,460,000	5,479,028
Motor PLC (United Kingdom) 1.286% due 02/25/20 " ~	1,085,000	1,086,289
MVW Owner Trust 2.150% due 04/22/30 " ~	1,071,683	1,075,815
Navistar Financial Dealer Note Master Trust
0.835% due 01/25/18 " § ~	6,150,000	6,152,986
0.845% due 09/25/18 " § ~	3,515,000	3,530,594
Navistar Financial Owner Trust 1.190% due 01/18/19 " § ~	14,015,000	14,042,266
Nissan Auto Lease Trust 0.920% due 02/16/15 " §	426,208	426,330
Nissan Master Owner Trust Receivables 0.637% due 05/15/17 " §	11,635,000	11,672,354
Sierra Timeshare Receivables Funding LLC
1.590% due 11/20/29 " ~	1,730,439	1,722,660
2.200% due 10/20/30 " ~	2,969,335	2,953,605

	Principal Amount	Value
SMART Trust (Australia)
0.840% due 09/14/16 "	$ 3,510,000	$ 3,507,747
0.970% due 03/14/17 "	2,495,000	2,494,501
1.180% due 02/14/19 "	940,000	928,438
1.590% due 10/14/16 " ~	6,715,000	6,765,281
Volkswagen Auto Lease Trust 0.870% due 07/20/15 "	7,865,148	7,883,305
Wheels SPV LLC 1.190% due 03/20/21 " ~	2,223,487	2,228,578
World Omni Automobile Lease Securitization Trust
0.930% due 11/16/15 "	3,180,000	3,188,998
1.060% due 11/15/17 "	3,405,000	3,419,013

Total Asset-Backed Securities (Cost $295,138,399)		295,489,205

U.S. GOVERNMENT AGENCY ISSUES - 4.2%

Fannie Mae
0.375% due 07/05/16	9,270,000	9,211,441
0.625% due 08/26/16	23,110,000	23,085,018
Federal Home Loan Bank
0.500% due 11/20/15	27,425,000	27,472,418
0.625% due 12/28/16	4,580,000	4,562,843
Freddie Mac 0.875% due 10/14/16	30,615,000	30,737,154

Total U.S. Government Agency Issues (Cost $94,952,733)		95,068,874

U.S. TREASURY OBLIGATIONS - 4.3%

U.S. Treasury Inflation Protected Securities - 3.5%

0.500% due 04/15/15 ^	15,363,611	15,713,487
2.000% due 07/15/14 ^ ‡	62,165,027	63,575,863

		79,289,350

U.S. Treasury Notes - 0.8%

0.625% due 11/15/16	17,030,000	16,978,109

Total U.S. Treasury Obligations (Cost $96,027,957)		96,267,459

FOREIGN GOVERNMENT BONDS & NOTES - 0.7%

Hazine Mustesarligi Varlik Kiralama AS (Turkey) 4.557% due 10/10/18 ~	3,300,000	3,258,750
Mexican Bonos (Mexico) 9.500% due 12/18/14	MXN 139,075,000	11,244,341

Total Foreign Government Bonds & Notes (Cost $14,374,165)		14,503,091

MUNICIPAL BONDS - 0.3%

State Board of Administration Finance Corp FL ‘A’ 1.298% due 07/01/16	$6,475,000	6,498,310

Total Municipal Bonds (Cost $6,475,000)		6,498,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $62,540,306; collateralized by U.S. Treasury Notes: 0.500% - 2.375% due 07/31/17 and value $63,792,626)	$62,540,306	$62,540,306

Total Short-Term Investment (Cost $62,540,306)		62,540,306

TOTAL INVESTMENTS - 100.0% (Cost $2,239,596,619)		2,248,995,597

OTHER ASSETS & LIABILITIES, NET - 0.0%		31,615

NET ASSETS - 100.0%		$2,249,027,212

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	54.0%
Mortgage-Backed Securities	20.6%
Asset-Backed Securities	13.1%
U.S. Treasury Obligations	4.3%
U.S. Government Agency Issues	4.2%
Others (each less than 3.0%)	3.8%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	9.6%
A-1 (Short-Term Debt only)	2.8%
AA/U.S. Government & Agency Issues	26.8%
A	20.6%
BBB	26.9%
BB	3.4%
B	0.8%
CCC	0.2%
CC	0.4%
Not Rated	8.5%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2013, an investment with a value of $1,150,532 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Short Futures Outstanding	Number of Contracts	Unrealized Appreciation
U.S. 10-Year Deliverable Interest Rate Swap (03/14)	304	$423,681

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,214,684,477	$-	$1,214,684,477	$-
	Mortgage-Backed Securities	463,943,875	-	463,943,875	-
	Asset-Backed Securities	295,489,205	-	286,570,219	8,918,986
	U.S. Government Agency Issues	95,068,874	-	95,068,874	-
	U.S. Treasury Obligations	96,267,459	-	96,267,459	-
	Foreign Government Bonds & Notes	14,503,091	-	14,503,091	-
	Municipal Bonds	6,498,310	-	6,498,310	-
	Short-Term Investment	62,540,306	-	62,540,306	-
	Derivatives:
	Interest Rate Contracts
	Futures	423,681	423,681	-	-

	Total	$2,249,419,278	$423,681	$2,240,076,611	$8,918,986

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2013:

	Mortgage-Backed Securities	Asset-Backed Securities	Total
Value, Beginning of Year	$25,144,179	$10,560,101	$35,704,280
Purchases	-	939,965	939,965
Sales (Includes Paydowns)	(25,171,013)	(2,549,584)	(27,720,597)
Accrued Discounts (Premiums)	-	242	242
Net Realized Gains	95,464	7,242	102,706
Change in Net Unrealized Depreciation	(68,630)	(38,980)	(107,610)
Transfers In	-	-	-
Transfers Out	-	-	-

Value, End of Year	$-	$8,918,986	$8,918,986

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-	($31,353)	($31,353)

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 37.4%
Azerbaijan - 0.2%
State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	$1,050,000	$994,875
5.450% due 02/09/17 ~	720,000	769,464

		1,764,339

Bermuda - 1.7%
China Oriental Group Co Ltd 7.000% due 11/17/17 ~	1,677,000	1,649,749
Digicel Group Ltd
8.250% due 09/30/20 ~	4,300,000	4,477,375
10.500% due 04/15/18 ~	6,100,000	6,557,500
Digicel Ltd 7.000% due 02/15/20 ~	1,650,000	1,674,750
Qtel International Finance Ltd 7.875% due 06/10/19 ~	1,519,000	1,864,572

		16,223,946

Brazil - 0.4%
Banco Santander Brasil SA 8.000% due 03/18/16 ~	BRL 2,000,000	787,327
Banco Votorantim SA 6.250% due 05/16/16 ^ ~	2,800,000	1,312,736
Cia Energetica de Sao Paulo 6.014% due 01/15/15	$450,000	282,040
Itau Unibanco Holding SA 10.500% due 11/23/15 ~	BRL 1,850,000	776,306
Oi SA 9.750% due 09/15/16	2,000,000	758,690

		3,917,099

Cayman - 8.3%
21Vianet Group Inc 7.875% due 03/22/16 ~	CNY 4,900,000	837,815
Amber Circle Funding Ltd 3.250% due 12/04/22 ~	$1,170,000	1,070,847
Central China Real Estate Ltd
6.500% due 06/04/18 ~	1,500,000	1,480,350
8.000% due 01/28/20 ~	4,877,000	4,886,325
China SCE Property Holdings Ltd
10.500% due 01/14/16 ~	CNY 7,900,000	1,376,445
11.500% due 11/14/17 ~	$4,050,000	4,515,750
China Shanshui Cement Group Ltd
6.500% due 07/22/14 ~	CNY 4,900,000	806,553
8.500% due 05/25/16 ~	$3,300,000	3,456,750
10.500% due 04/27/17 ~	5,250,000	5,735,625
Country Garden Holdings Co Ltd
7.250% due 04/04/21 ~	850,000	847,875
7.500% due 01/10/23 ~	8,016,000	7,715,400
10.500% due 08/11/15	776,000	858,450
11.250% due 04/22/17 ~	1,466,000	1,581,448
DP World Sukuk Ltd 6.250% due 07/02/17 ~	3,280,000	3,616,200
Dubai Holding Commercial Operations MTN Ltd
4.750% due 01/30/14	EUR 4,700,000	6,473,869
6.000% due 02/01/17	GBP 5,800,000	10,036,712
Hengdeli Holdings Ltd 6.250% due 01/29/18 ~	$1,600,000	1,660,000
Jafz Sukuk Ltd 7.000% due 06/19/19 ~	620,000	709,900
JBS Finance II Ltd 8.250% due 01/29/18 ~	3,229,000	3,422,740
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	2,850,000	2,679,000

	Principal Amount	Value
MIE Holdings Corp 9.750% due 05/12/16 ~	$1,600,000	$1,704,000
Nile Finance Ltd 5.250% due 08/05/15 ~	720,000	727,200
Powerlong Real Estate Holdings Ltd 11.500% due 03/17/14	CNY 1,750,000	296,296
Sunac China Holdings Ltd
9.375% due 04/05/18 ~	$3,100,000	3,216,250
12.500% due 10/16/17 ~	3,750,000	4,246,875
Telemovil Finance Co Ltd 8.000% due 10/01/17 ~	5,950,000	6,366,500

		80,325,175

Chile - 0.4%
Banco del Estado de Chile
3.875% due 02/08/22 ~	180,000	176,355
4.125% due 10/07/20 ~	380,000	387,455
Banco Santander Chile 6.500% due 09/22/20 ~	CLP 434,000,000	830,915
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	$700,000	702,373
3.875% due 11/03/21 ~	590,000	579,224
7.500% due 01/15/19 ~	270,000	322,744
Empresa Nacional del Petroleo
5.250% due 08/10/20 ~	360,000	372,369
6.250% due 07/08/19 ~	400,000	442,033

		3,813,468

Colombia - 0.2%
Ecopetrol SA 7.625% due 07/23/19	370,000	440,300
Emgesa SA ESP 8.750% due 01/25/21 ~	COP 1,358,000,000	747,815
Empresas Publicas de Medellin ESP 8.375% due 02/01/21 ~	2,254,000,000	1,218,094

		2,406,209

Costa Rica - 0.2%
Banco de Costa Rica 5.250% due 08/12/18 ~	$540,000	538,650
Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	380,000	369,550
Instituto Costarricense de Electricidad 6.375% due 05/15/43 ~	980,000	801,150

		1,709,350

Cyprus - 0.3%
Mriya Agro Holding PLC 9.450% due 04/19/18 ~	3,300,000	2,854,500

Georgia - 0.1%

Georgian Railway JSC 7.750% due 07/11/22 ~	550,000	574,035

Hong Kong - 0.3%

China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	880,000	810,009
Gemdale International Holding Ltd 9.150% due 07/26/15 ~	CNY 7,650,000	1,345,366
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	$500,000	526,770

		2,682,145

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
India - 0.1%
Export-Import Bank of India
4.000% due 08/07/17 ~	$490,000	$496,345
4.000% due 01/14/23 ~	530,000	463,125

		959,470

Indonesia - 0.3%
P.T. Pertamina Persero
5.625% due 05/20/43 ~	727,000	579,783
6.000% due 05/03/42 ~	774,000	641,453
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	500,000	483,750
Perusahaan Penerbit SBSN Indonesia 6.125% due 03/15/19 ~	730,000	782,012

		2,486,998

Ireland - 3.5%
Alfa Bank OJSC
7.500% due 09/26/19 ~	3,200,000	3,428,000
7.750% due 04/28/21 ~	3,200,000	3,436,000
8.625% due 04/26/16 ~	RUB 42,300,000	1,286,323
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	$3,350,000	3,427,385
Credit Bank of Moscow 7.700% due 02/01/18 ~	3,293,000	3,284,767
Mobil Telesystems OJSC 8.625% due 06/22/20 ~	7,990,000	9,468,150
Rosneft Oil Co 4.199% due 03/06/22 ~	650,000	598,000
VEB-Leasing 5.125% due 05/27/16 ~	600,000	630,750
Vimpel Communications 7.748% due 02/02/21 ~	4,200,000	4,572,750
Vnesheconombank
5.450% due 11/22/17 ~	595,000	638,911
6.800% due 11/22/25 ~	1,100,000	1,155,000
6.902% due 07/09/20 ~	1,750,000	1,935,938

		33,861,974

Kazakhstan - 2.4%
Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	1,200,000	1,078,440
Halyk Savings Bank of Kazakhstan JSC 7.250% due 01/28/21 ~	3,200,000	3,408,000
KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	600,000	553,200
Kazkommertsbank JSC
6.875% due 02/13/17	EUR 2,600,000	3,594,702
7.500% due 11/29/16 ~	$1,700,000	1,700,000
7.875% due 04/07/14 ~	1,650,000	1,674,750
8.000% due 11/03/15 ~	3,700,000	3,764,750
KazMunayGas National Co JSC
4.400% due 04/30/23 ~	440,000	409,200
5.750% due 04/30/43 ~	1,330,000	1,152,378
6.375% due 04/09/21 ~	1,140,000	1,242,600
7.000% due 05/05/20 ~	1,160,000	1,307,900
9.125% due 07/02/18 ~	310,000	377,038
11.750% due 01/23/15 ~	210,000	231,000
Samruk-Energy JSC 3.750% due 12/20/17 ~	240,000	240,000
Zhaikmunai LP 7.125% due 11/13/19 ~	2,350,000	2,470,320

		23,204,278

	Principal Amount	Value
Luxembourg - 5.0%
Altice Financing SA 7.875% due 12/15/19 ~	$4,700,000	$5,134,750
Cosan Luxembourg SA 9.500% due 03/14/18 ~	BRL 3,300,000	1,216,912
Gazprom Neft OAO
4.375% due 09/19/22 ~	$1,093,000	1,006,926
6.000% due 11/27/23 ~	780,000	795,600
Gazprom OAO
4.950% due 02/06/28 ~	350,000	311,500
6.510% due 03/07/22 ~	720,000	776,700
8.625% due 04/28/34 ~	680,000	805,800
MHP SA
8.250% due 04/02/20 ~	5,600,000	4,999,120
10.250% due 04/29/15 ~	5,017,000	5,193,598
Minerva Luxembourg SA
7.750% due 01/31/23 ~	2,500,000	2,487,500
12.250% due 02/10/22 ~	3,550,000	4,100,250
Promsvyazbank OJSC
8.500% due 04/25/17 ~	4,300,000	4,601,860
10.200% due 11/06/19 ~	1,650,000	1,767,562
Sberbank of Russia
5.250% due 05/23/23 ~	1,190,000	1,073,434
5.717% due 06/16/21 ~	440,000	460,845
TMK OAO
6.750% due 04/03/20 ~	7,250,000	6,996,250
7.750% due 01/27/18 ~	5,400,000	5,690,250
VTB Bank OJSC 6.875% due 05/29/18 ~	745,000	814,807

		48,233,664

Malaysia - 0.4%
Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	470,000	498,819
Axiata SPV2 Bhd 3.750% due 09/18/14 ~	CNY 1,800,000	298,647
MMI International Ltd 8.000% due 03/01/17 ~	$1,200,000	1,197,000
Petronas Capital Ltd
5.250% due 08/12/19 ~	790,000	868,842
7.875% due 05/22/22 ~	420,000	531,728
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	550,000	574,284

		3,969,320

Mexico - 1.6%
America Movil SAB de CV 6.450% due 12/05/22	MXN 16,700,000	1,185,073
Cemex SAB de CV
6.500% due 12/10/19 ~	$1,700,000	1,760,350
9.000% due 01/11/18 ~	7,300,000	8,048,250
Comision Federal de Electricidad
4.875% due 05/26/21 ~	680,000	705,500
4.875% due 01/15/24 ~	540,000	537,300
5.750% due 02/14/42 ~	670,000	628,125
Petroleos Mexicanos
5.500% due 06/27/44	264,000	242,220
6.000% due 03/05/20	331,000	369,396
6.500% due 06/02/41	820,000	861,000
7.650% due 11/24/21 ~	MXN 10,000,000	789,658
8.000% due 05/03/19	$510,000	619,650

		15,746,522

Netherlands - 4.0%
Indo Energy Finance II BV 6.375% due 01/24/23 ~	6,636,000	5,491,290
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/20 ~	980,000	1,074,325
6.950% due 07/10/42 ~	570,000	568,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Majapahit Holding BV
7.750% due 10/17/16 ~	$690,000	$760,725
7.750% due 01/20/20 ~	550,000	606,375
8.000% due 08/07/19 ~	600,000	672,750
Marfrig Holding Europe BV
8.375% due 05/09/18 ~	2,200,000	2,057,000
9.875% due 07/24/17 ~	4,400,000	4,367,000
Metinvest BV
8.750% due 02/14/18 ~	6,500,000	6,142,500
10.250% due 05/20/15 ~	6,950,000	7,054,250
VimpelCom Holdings BV
7.504% due 03/01/22 ~	8,300,000	8,691,096
9.000% due 02/13/18 ~	RUB 40,000,000	1,222,219

		38,708,105

Nigeria - 0.6%
Sea Trucks Group 9.000% due 03/26/18 ~	$6,500,000	6,288,750

Philippines - 0.3%

Development Bank of the Philippines 5.500% due 03/25/21 ~	860,000	913,750
Petron Corp 7.000% due 11/10/17	PHP 38,000,000	860,109
Power Sector Assets & Liabilities Management Corp
7.250% due 05/27/19 ~	$490,000	583,713
7.390% due 12/02/24 ~	870,000	1,065,750

		3,423,322

Singapore - 0.4%
Olam International Ltd 6.000% due 10/25/22 ~	SGD 1,750,000	1,277,308
Yanlord Land Group Ltd
9.500% due 05/04/17 ~	$350,000	374,062
10.625% due 03/29/18 ~	2,150,000	2,381,125

		4,032,495

South Africa - 0.8%
Edcon Proprietary Ltd 9.500% due 03/01/18 ~	EUR 5,050,000	7,156,605
Transnet SOC Ltd 9.500% due 05/13/21 ~	ZAR 6,800,000	642,014

		7,798,619

Spain - 0.3%
Cemex Espana Luxembourg 9.250% due 05/12/20 ~	$2,886,000	3,181,815

Sri Lanka - 0.0%

Bank of Ceylon 6.875% due 05/03/17 ~	400,000	402,500

Sweden - 1.0%

Eileme 2 AB
11.625% due 01/31/20 ~	5,150,000	6,224,954
11.750% due 01/31/20 ~	EUR 625,000	1,040,373
TVN Finance Corp III AB 7.375% due 12/15/20 ~	1,600,000	2,382,711

		9,648,038

Turkey - 0.1%
Turkiye Garanti Bankasi AS 7.375% due 03/07/18 ~	TRY 2,365,000	929,660

	Principal Amount	Value
Ukraine - 0.3%
National JSC Naftogaz of Ukraine 9.500% due 09/30/14	$2,550,000	$2,565,555

United Arab Emirates - 1.1%

Anka a Sukuk Ltd 10.000% due 08/25/16 ~	AED 4,500,000	1,332,358
Dolphin Energy Ltd 5.888% due 06/15/19 ~	$581,525	636,188
DP World Ltd 6.850% due 07/02/37 ~	5,750,000	5,678,125
Dubai Electricity & Water Authority 7.375% due 10/21/20 ~	1,740,000	2,035,800
Emirates Airline
4.500% due 02/06/25 ~	500,000	460,000
5.125% due 06/08/16 ~	670,000	706,013

		10,848,484

United Kingdom - 2.9%
Afren PLC
6.625% due 12/09/20 ~	2,100,000	2,110,500
10.250% due 04/08/19 ~	2,040,000	2,366,400
Arcos Dorados Holdings Inc 10.250% due 07/13/16 ~	BRL 1,800,000	728,621
DTEK Finance PLC 7.875% due 04/04/18 ~	$7,291,000	6,762,403
Franshion Development Ltd 6.750% due 04/15/21 ~	1,150,000	1,196,000
Oschadbank
8.250% due 03/10/16 ~	1,360,000	1,264,800
8.875% due 03/20/18 ~	700,000	626,500
RKI Finance Ltd 6.000% due 02/25/14 ~	CNY 1,800,000	299,281
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	$690,000	706,622
6.300% due 11/12/40 ~	370,000	389,065
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	600,000	563,241
Ukreximbank 8.750% due 01/22/18 ~	1,406,000	1,244,310
Ukraine Railways 9.500% due 05/21/18 ~	300,000	272,250
Vedanta Resources PLC
8.250% due 06/07/21 ~	3,900,000	3,931,688
9.500% due 07/18/18 ~	2,100,000	2,341,500
Yingde Gases Investment Ltd 8.125% due 04/22/18 ~	3,500,000	3,657,500

		28,460,681

United States - 0.1%
Pemex Project Funding Master Trust 5.750% due 03/01/18	455,000	509,600

Venezuela - 0.1%

Petroleos de Venezuela SA
5.250% due 04/12/17 ~	770,000	571,725
5.375% due 04/12/27 ~	648,000	348,300
12.750% due 02/17/22 ~	470,000	430,050

		1,350,075

Vietnam - 0.0%
Vietnam Joint Stock Commercial Bank for Industry & Trade 8.000% due 05/17/17 ~	250,000	261,875

Total Corporate Bonds & Notes (Cost $360,358,509)		363,142,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS & NOTES - 0.1%

Cayman - 0.1%

Chaowei Power Holdings Ltd 7.250% due 09/24/17 ~	CNY 4,000,000	$669,321

Total Convertible Corporate Bonds & Notes (Cost $644,117)		669,321

FOREIGN GOVERNMENT BONDS & NOTES - 41.1%
Argentina - 0.8%
Argentina Boden 7.000% due 10/03/15	$4,655,000	4,575,348
Argentine Republic Government
8.280% due 12/31/33	3,169,690	2,393,387
8.750% due 06/02/17	540,000	492,750

		7,461,485

Belarus - 0.4%
Republic of Belarus
8.750% due 08/03/15 ~	920,000	933,800
8.950% due 01/26/18 ~	2,510,000	2,528,825

		3,462,625

Bolivia - 0.1%
Bolivian Government
4.875% due 10/29/22 ~	450,000	432,000
5.950% due 08/22/23 ~	610,000	605,425

		1,037,425

Brazil - 3.8%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/20 ~	180,000	184,500
5.750% due 09/26/23 ~	450,000	446,063
6.500% due 06/10/19 ~	1,110,000	1,209,900
Brazil Letras do Tesouro Nacional
12.634% due 01/01/16	BRL 34,780,000	11,805,151
13.239% due 01/01/17	39,720,000	11,860,290
Brazil Notas do Tesouro Nacional ‘B’ 6.000% due 08/15/20 ^	4,200,000	4,147,277
Brazilian Government
2.625% due 01/05/23	$1,300,000	1,121,250
4.250% due 01/07/25	1,714,000	1,634,728
4.875% due 01/22/21	1,160,000	1,229,600
5.875% due 01/15/19	420,000	472,500
8.500% due 01/05/24	BRL 5,537,000	2,065,300
8.875% due 04/15/24	$450,000	601,650

		36,778,209

Chile - 0.2%
Chile Government
3.250% due 09/14/21	570,000	560,025
6.000% due 01/01/20 ~	CLP 485,000,000	971,920

		1,531,945

Colombia - 2.1%
Colombia Government
4.000% due 02/26/24	$500,000	483,250
4.375% due 07/12/21	810,000	838,350
6.125% due 01/18/41	2,120,000	2,284,300
7.375% due 03/18/19	1,070,000	1,292,560
7.375% due 09/18/37	600,000	741,900
7.750% due 04/14/21	COP 465,000,000	267,676
8.125% due 05/21/24	$1,000,000	1,290,000

	Principal Amount	Value
9.850% due 06/28/27	COP 525,000,000	$343,508
11.750% due 02/25/20	$850,000	1,224,850
12.000% due 10/22/15	COP 8,100,000,000	4,745,635
Colombian TES
7.000% due 05/04/22	8,670,000,000	4,559,611
10.000% due 07/24/24	2,090,000,000	1,336,734
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	2,668,000,000	1,222,441

		20,630,815

Costa Rica - 0.1%
Costa Rica Government
4.250% due 01/26/23 ~	$800,000	738,000
4.375% due 04/30/25 ~	400,000	355,000
5.625% due 04/30/43 ~	400,000	342,000

		1,435,000

Croatia - 0.5%
Croatia Government
6.250% due 04/27/17 ~	760,000	811,300
6.375% due 03/24/21 ~	2,280,000	2,397,420
6.625% due 07/14/20 ~	1,200,000	1,291,500
6.750% due 11/05/19 ~	660,000	717,750

		5,217,970

Dominican Republic - 0.3%
Dominican Republic
5.875% due 04/18/24 ~	900,000	868,500
6.600% due 01/28/24 ~	370,000	371,850
7.500% due 05/06/21 ~	1,220,000	1,335,900

		2,576,250

Ecuador - 0.0%

Ecuador Government 9.375% due 12/15/15 ~	440,000	466,400

Egypt - 0.1%

Egypt Government
5.750% due 04/29/20 ~	842,000	806,215
6.875% due 04/30/40 ~	310,000	260,400

		1,066,615

El Salvador - 0.2%
El Salvador Government
5.875% due 01/30/25 ~	700,000	665,000
7.375% due 12/01/19 ~	180,000	196,875
7.625% due 02/01/41 ~	333,000	324,675
7.650% due 06/15/35 ~	710,000	695,090
8.250% due 04/10/32 ~	225,000	242,156

		2,123,796

Gabon - 0.2%
Gabonese Republic 6.375% due 12/12/24 ~	1,524,300	1,535,732

Georgia - 0.1%

Georgia Government 6.875% due 04/12/21 ~	555,000	599,400

Ghana - 0.1%
Republic of Ghana
7.875% due 08/07/23 ~	565,939	536,227
8.500% due 10/04/17 ~	151,000	162,325

		698,552

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Guatemala - 0.1%
Guatemala Government 4.875% due 02/13/28 ~	$1,500,000	$1,380,000

Hungary - 2.4%

Hungary Government
4.125% due 02/19/18	1,080,000	1,097,280
5.375% due 02/21/23	2,310,000	2,292,675
5.500% due 12/22/16	HUF 559,450,000	2,703,277
5.750% due 11/22/23	$1,240,000	1,252,400
6.000% due 11/24/23	HUF 237,590,000	1,130,971
6.250% due 01/29/20	$1,210,000	1,311,337
6.375% due 03/29/21	1,360,000	1,465,400
6.500% due 06/24/19	HUF 172,270,000	861,333
6.750% due 11/24/17	898,510,000	4,511,734
7.000% due 06/24/22	620,750,000	3,144,264
7.625% due 03/29/41	$1,130,000	1,241,588
7.750% due 08/24/15	HUF 528,300,000	2,616,614

		23,628,873

Indonesia - 0.9%
Indonesia Government
4.875% due 05/05/21 ~	$850,000	845,750
5.375% due 10/17/23 ~	480,000	480,000
5.875% due 03/13/20 ~	1,375,000	1,460,250
6.875% due 01/17/18 ~	1,460,000	1,640,310
7.750% due 01/17/38 ~	250,000	283,437
11.625% due 03/04/19 ~	830,000	1,114,275
Indonesia Treasury
6.125% due 05/15/28	IDR 6,400,000,000	409,154
6.625% due 05/15/33	11,640,000,000	754,461
8.375% due 03/15/24	6,160,000,000	506,795
9.500% due 06/15/15	18,000,000,000	1,517,149
10.750% due 05/15/16	750,000,000	65,481

		9,077,062

Iraq - 0.3%
Republic of Iraq 5.800% due 01/15/28 ~	$3,850,000	3,301,375

Ivory Coast - 0.6%

Ivory Coast Government 5.750% due 12/31/32 ~	6,340,000	5,706,000

Kazakhstan - 0.1%

Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250% due 05/20/15 ~	580,000	606,100

Latvia - 0.1%

Republic of Latvia 2.750% due 01/12/20 ~	1,360,000	1,303,900

Lebanon - 0.6%

Lebanon Government
5.150% due 11/12/18 ~	240,000	235,800
6.000% due 01/27/23 ~	390,000	377,325
6.100% due 10/04/22 ~	1,940,000	1,891,500
6.375% due 03/09/20	1,050,000	1,078,875
6.600% due 11/27/26 ~	800,000	796,000
8.250% due 04/12/21 ~	940,000	1,051,390

		5,430,890

	Principal Amount	Value
Lithuania - 0.6%
Lithuania Government
5.125% due 09/14/17 ~	$560,000	$614,600
6.125% due 03/09/21 ~	1,200,000	1,365,360
6.625% due 02/01/22 ~	1,550,000	1,815,438
7.375% due 02/11/20 ~	1,570,000	1,894,205

		5,689,603

Malaysia - 1.8%
Malaysia Government
3.418% due 08/15/22	MYR 4,360,000	1,260,160
3.480% due 03/15/23	8,890,000	2,584,511
3.580% due 09/28/18	13,200,000	3,996,229
3.889% due 07/31/20	17,640,000	5,351,531
4.160% due 07/15/21	1,060,000	325,450
4.262% due 09/15/16	13,000,000	4,062,195

		17,580,076

Mexico - 2.1%
Mexican Bonos
6.500% due 06/09/22	MXN 30,000,000	2,328,530
7.500% due 06/03/27	51,700,000	4,232,257
7.750% due 05/29/31	31,400,000	2,522,505
8.500% due 05/31/29	48,500,000	4,228,532
8.500% due 11/18/38	26,400,000	2,243,497
10.000% due 12/05/24	5,500,000	538,951
Mexico Government
4.750% due 03/08/44	$740,000	670,625
5.750% due 10/12/10	730,000	678,900
5.950% due 03/19/19	700,000	810,250
6.050% due 01/11/40	600,000	655,500
6.750% due 09/27/34	1,000,000	1,185,000

		20,094,547

Morocco - 0.2%
Morocco Government
4.250% due 12/11/22 ~	2,110,000	1,962,300
5.500% due 12/11/42 ~	560,000	470,400

		2,432,700

Nigeria - 0.4%
Nigeria Government
6.750% due 01/28/21 ~	246,000	266,910
16.000% due 06/29/19	NGN 90,000,000	627,271
16.390% due 01/27/22	459,000,000	3,320,755

		4,214,936

Pakistan - 0.2%
Pakistan Government
6.875% due 06/01/17 ~	$440,000	433,400
7.125% due 03/31/16 ~	1,070,000	1,053,950

		1,487,350

Panama - 0.3%
Panama Government
4.300% due 04/29/53	200,000	154,000
6.700% due 01/26/36	1,115,000	1,251,587
7.125% due 01/29/26	195,000	235,463
8.875% due 09/30/27	380,000	509,200
9.375% due 04/01/29	360,000	501,300

		2,651,550

Paraguay - 0.1%
Republic of Paraguay 4.625% due 01/25/23 ~	750,000	708,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Peru - 0.9%

Peruvian Government
6.850% due 02/12/42 ~	PEN 513,000	$177,964
6.900% due 08/12/37 ~	1,671,000	585,898
6.950% due 08/12/31 ~	1,770,000	633,838
7.125% due 03/30/19	$230,000	279,163
7.350% due 07/21/25	1,600,000	2,024,000
7.840% due 08/12/20 ~	PEN 3,180,000	1,297,379
8.200% due 08/12/26 ~	1,771,000	745,236
8.600% due 08/12/17 ~	2,480,000	1,020,483
8.750% due 11/21/33	$1,300,000	1,855,750

		8,619,711

Philippines - 0.8%
Philippine Government
3.900% due 11/26/22	PHP 48,000,000	1,057,173
4.000% due 01/15/21	$1,530,000	1,591,200
6.250% due 01/14/36	PHP 40,000,000	959,838
7.750% due 01/14/31	$1,110,000	1,465,200
8.375% due 06/17/19	160,000	204,800
9.500% due 02/02/30	1,120,000	1,680,000
10.625% due 03/16/25	560,000	861,700

		7,819,911

Poland - 2.7%
Poland Government
2.750% due 08/25/23 ^	PLN 1,885,309	659,598
3.000% due 08/24/16 ^	15,133,036	5,272,180
3.000% due 03/17/23	$450,000	410,850
5.000% due 04/25/16	PLN 8,729,000	3,017,971
5.000% due 03/23/22	$650,000	696,312
5.750% due 09/23/22	PLN 38,151,000	13,951,859
5.750% due 04/25/29	1,463,000	541,897
6.375% due 07/15/19	$1,100,000	1,288,375

		25,839,042

Romania - 1.0%
Romania Government
4.375% due 08/22/23 ~	2,500,000	2,425,000
5.600% due 11/28/18	RON 530,000	169,244
5.750% due 04/29/20	1,210,000	386,909
5.800% due 10/26/15	4,300,000	1,380,031
5.850% due 07/28/14	2,600,000	814,029
5.850% due 04/26/23	810,000	260,742
5.900% due 07/26/17	2,800,000	906,910
6.750% due 02/07/22 ~	$2,840,000	3,234,050

		9,576,915

Russia - 4.8%
Russian Federal
6.200% due 01/31/18	RUB 139,332,000	4,147,214
6.800% due 12/11/19	146,236,000	4,379,833
6.900% due 08/03/16	140,297,000	4,313,974
7.000% due 01/25/23	40,011,000	1,176,329
7.000% due 08/16/23	18,555,000	539,906
7.050% due 01/19/28	31,563,000	897,733
7.400% due 04/19/17	221,755,000	6,914,042
7.400% due 06/14/17	198,520,000	6,162,443
7.500% due 03/15/18	45,535,000	1,420,970
7.500% due 02/27/19	144,279,000	4,478,698
7.600% due 04/14/21	104,974,000	3,241,042
7.600% due 07/20/22	26,912,000	822,310
8.150% due 02/03/27	68,294,000	2,149,047
Russian Foreign
5.000% due 04/29/20 ~	$300,000	321,750
5.625% due 04/04/42 ~	200,000	199,500
5.875% due 09/16/43 ~	800,000	815,200
7.500% due 03/31/30 ~	4,182,750	4,882,106

		46,862,097

	Principal Amount	Value
Senegal - 0.1%
Senegal Government 8.750% due 05/13/21 ~	$1,140,000	$1,276,800

Serbia - 0.3%

Republic of Serbia
4.875% due 02/25/20 ~	220,000	208,560
5.875% due 12/03/18 ~	840,000	858,900
7.250% due 09/28/21 ~	1,505,000	1,589,656

		2,657,116

South Africa - 3.2%
South Africa Government
5.500% due 03/09/20	1,200,000	1,284,000
5.875% due 05/30/22	1,100,000	1,183,875
6.250% due 03/31/36	ZAR 19,300,000	1,354,632
6.500% due 02/28/41	18,700,000	1,316,309
6.875% due 05/27/19	$1,305,000	1,499,119
7.000% due 02/28/31	ZAR 43,800,000	3,487,837
7.750% due 02/28/23	56,800,000	5,371,260
8.000% due 12/21/18	54,300,000	5,357,303
8.000% due 01/31/30	2,700,000	244,912
8.250% due 09/15/17	64,800,000	6,445,333
8.750% due 02/28/48	9,000,000	814,976
10.500% due 12/21/26	25,569,000	2,876,530

		31,236,086

Sri Lanka - 0.1%
Sri Lanka Government
6.250% due 10/04/20 ~	$747,000	743,265
6.250% due 07/27/21 ~	610,000	599,325

		1,342,590

Thailand - 1.4%
Thailand Government
1.200% due 07/14/21 ^ ~	THB 27,787,528	838,192
1.250% due 03/12/28 ^ ~	30,409,500	793,607
3.250% due 06/16/17	77,300,000	2,373,388
3.625% due 06/16/23	114,723,000	3,423,850
3.650% due 12/17/21	56,200,000	1,700,787
3.875% due 06/13/19	149,000,000	4,644,705

		13,774,529

Turkey - 3.1%
Turkey Government
3.000% due 02/23/22 ^	TRY 13,629,942	6,146,495
3.250% due 03/23/23	$1,150,000	951,625
4.000% due 04/01/20 ^	TRY 3,225,406	1,554,000
4.875% due 04/16/43	$505,000	389,103
5.625% due 03/30/21	350,000	353,150
6.000% due 01/14/41	265,000	233,664
6.250% due 09/26/22	860,000	895,260
6.750% due 04/03/18	1,976,000	2,150,876
6.750% due 05/30/40	560,000	543,620
6.875% due 03/17/36	1,900,000	1,871,025
7.000% due 09/26/16	700,000	770,000
7.000% due 03/11/19	456,000	501,030
7.000% due 06/05/20	140,000	153,160
7.100% due 03/08/23	TRY 4,300,000	1,643,565
7.250% due 03/05/38	$358,000	369,277
7.375% due 02/05/25	1,400,000	1,514,800
7.500% due 07/14/17	725,000	812,181
7.500% due 11/07/19	245,000	274,645
8.000% due 02/14/34	560,000	624,400
8.300% due 06/20/18	TRY 4,750,000	2,083,457
8.500% due 09/14/22	5,000,000	2,106,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
9.000% due 05/21/14 ^	TRY 5,630,692	$2,679,099
9.500% due 01/12/22	2,290,000	1,028,525

		29,649,518

Ukraine - 0.6%
Ukraine Government
6.250% due 06/17/16 ~	$480,000	452,880
7.500% due 04/17/23 ~	500,000	450,250
7.750% due 09/23/20 ~	645,000	598,237
7.800% due 11/28/22 ~	1,290,000	1,172,610
7.950% due 02/23/21 ~	1,140,000	1,057,350
9.250% due 07/24/17 ~	2,110,000	2,114,389

		5,845,716

United Arab Emirates - 0.2%
Emirate of Dubai Government
5.250% due 01/30/43 ~	540,000	450,900
7.750% due 10/05/20 ~	1,250,000	1,490,625

		1,941,525

Uruguay - 0.7%
Uruguay Government
3.700% due 06/26/37 ^	UYU 14,161,386	612,892
4.125% due 11/20/45	$1,012,602	787,298
4.250% due 04/05/27 ^	UYU 25,078,654	1,203,192
4.375% due 12/15/28 ^	24,075,356	1,157,857
4.500% due 08/14/24	$966,120	968,535
7.625% due 03/21/36	590,000	718,325
7.875% PIK due 01/15/33	1,165,000	1,444,600

		6,892,699

Venezuela - 1.2%
Venezuela Government
5.750% due 02/26/16 ~	460,000	391,920
6.000% due 12/09/20 ~	700,000	470,050
7.650% due 04/21/25	415,000	282,200
7.750% due 10/13/19 ~	905,000	678,750
8.250% due 10/13/24 ~	705,000	499,845
8.500% due 10/08/14	1,090,000	1,067,110
9.000% due 05/07/23 ~	780,000	584,220
9.250% due 09/15/27	830,000	646,155
9.250% due 05/07/28 ~	710,000	528,950
11.750% due 10/21/26 ~	3,722,000	3,200,920
11.950% due 08/05/31 ~	3,084,000	2,642,988
12.750% due 08/23/22 ~	989,000	917,298

		11,910,406

Vietnam - 0.2%
Vietnam Government
6.750% due 01/29/20 ~	1,370,000	1,496,725
6.875% due 01/15/16 ~	660,000	707,850

		2,204,575

Total Foreign Government Bonds & Notes (Cost $416,348,425)		399,365,167

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 18.2%
Foreign Government Issues - 0.2%
Indonesia Treasury Bills 5.950% due 10/09/14	IDR 3,895,000,000	$304,472
Nigeria Treasury Bills 12.252% due 04/10/14	NGN 250,000,000	1,511,121

		1,815,593

Repurchase Agreement - 18.0%
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $175,266,083; collateralized by U.S. Treasury Note: 1.850% due 8/31/17 and value $178,772,213)	$175,266,083	175,266,083

Total Short-Term Investments (Cost $177,122,506)		177,081,676

TOTAL INVESTMENTS - 96.8% (Cost $954,473,557)		940,258,230

OTHER ASSETS & LIABILITIES, NET - 3.2%		30,997,440

NET ASSETS - 100.0%		$971,255,670

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	41.1%
Corporate Bonds & Notes	37.4%
Short-Term Investments	18.2%
Others (each less than 3.0%)	0.1%

96.8%
Other Assets & Liabilities, Net	3.2%

100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	18.6%
AA	0.3%
A	10.3%
BBB	14.5%
BB	16.0%
B	14.7%
Not Rated	25.6%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(d)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	45,088,020	USD	19,205,322	01/14	BRC	($94,155)
BRL	3,229,200	USD	1,380,000	01/14	HSB	(11,260)
BRL	7,526,885	USD	3,390,000	01/14	MSC	(199,628)
BRL	1,049,376	USD	440,248	03/14	BRC	(2,118)
BRL	8,250,922	USD	3,514,171	03/14	GSC	(69,283)
BRL	5,643,498	USD	2,393,036	03/14	MER	(36,789)
BRL	5,655,174	USD	2,409,636	03/14	UBS	(48,513)
CLP	206,537,262	USD	388,403	01/14	DUB	3,401
CLP	3,777,204,616	USD	7,164,652	01/14	UBS	767
CNY	120,784,719	USD	19,686,206	01/14	SCB	200,480
CZK	111,345,541	USD	5,953,129	01/14	BRC	(344,892)
CZK	78,784,982	USD	3,914,932	01/14	BRC	53,299
CZK	48,248,463	USD	2,590,000	01/14	UBS	(159,828)
CZK	34,679,148	USD	1,726,078	02/14	BRC	21,081
EUR	125,623	USD	169,939	01/14	BRC	2,879
EUR	215,191	USD	292,000	01/14	CIT	4,035
HUF	935,317,627	USD	4,219,776	01/14	BRC	101,858
HUF	163,245,000	USD	739,468	01/14	GSC	14,805
HUF	186,793,345	USD	835,129	02/14	HSB	26,610
IDR	42,546,914,901	USD	3,454,886	01/14	HSB	13,856
ILS	8,927,026	USD	2,517,598	02/14	HSB	51,003
INR	585,228,794	USD	9,036,887	01/14	CIT	372,888
INR	586,000,000	USD	9,057,187	01/14	GSC	364,988
MXN	30,617,183	USD	2,302,736	01/14	BRC	36,940
MXN	13,782,041	USD	1,062,290	01/14	CIT	(9,106)
MXN	16,589,232	USD	1,264,953	01/14	CIT	2,748
MXN	62,261,115	USD	4,830,000	01/14	DUB	(72,186)
MXN	25,730,622	USD	1,939,445	01/14	DUB	26,814
MXN	9,070,546	USD	689,650	01/14	JPM	3,495
MXN	77,584,248	USD	5,880,000	01/14	MER	48,764
MXN	113,781,192	USD	8,752,467	01/14	SCB	(57,637)
MXN	44,278,330	USD	3,371,877	02/14	CIT	4,004
MXN	126,532,197	USD	9,601,994	02/14	GSC	45,112
MXN	25,936,425	USD	1,949,122	02/14	HSB	28,330
MXN	98,448,381	USD	7,486,569	02/14	JPM	19,363
MYR	2,133,950	USD	650,000	01/14	BRC	537
MYR	12,700,000	USD	3,986,064	01/14	CIT	(112,989)
MYR	12,700,000	USD	3,985,314	01/14	GSC	(112,239)
MYR	8,228,322	USD	2,562,622	02/14	GSC	(56,672)
MYR	1,800,000	USD	557,690	02/14	HSB	(9,497)
MYR	19,998,743	USD	6,207,705	03/14	JPM	(128,261)
PEN	17,590,201	USD	6,231,031	01/14	CIT	28,274
PEN	4,916,798	USD	1,760,716	01/14	MSC	(11,120)
PEN	4,572,895	USD	1,620,445	01/14	MSC	6,776
PHP	28,400,000	USD	650,779	01/14	DUB	(9,728)
PHP	29,024,400	USD	668,611	01/14	HSB	(13,466)
PLN	5,151,121	USD	1,691,427	01/14	BRC	10,637
PLN	19,638,059	USD	6,309,416	02/14	BRC	168,286
PLN	16,137,929	USD	5,175,892	02/14	DUB	147,277
PLN	2,519,279	USD	807,874	02/14	JPM	23,121
RON	10,278,523	USD	3,173,459	01/14	BRC	(14,610)
RON	9,355,726	USD	2,842,390	02/14	BRC	29,414
RUB	190,073,451	USD	5,704,657	01/14	DUB	49,262
RUB	97,721,350	USD	2,899,746	02/14	GSC	48,273
RUB	73,748,007	USD	2,197,716	02/14	HSB	27,084
RUB	30,303,000	USD	900,000	02/14	MER	14,169
SGD	25,306,088	USD	20,265,947	01/14	BRC	(212,923)
THB	90,445,660	USD	2,845,098	01/14	BRC	(96,345)
THB	130,000,000	USD	4,090,366	01/14	CIT	(139,509)
THB	15,500,000	USD	479,283	01/14	HSB	(8,219)
THB	32,620,500	USD	990,000	01/14	MER	1,376
THB	72,507,724	USD	2,241,005	02/14	BRC	(38,718)
THB	45,750,000	USD	1,405,098	02/14	DUB	(16,465)
THB	120,286,528	USD	3,698,885	02/14	HSB	(46,508)
THB	49,200,000	USD	1,514,545	02/14	MSC	(21,195)
THB	21,000,000	USD	646,950	02/14	SCB	(9,544)
TRY	985,565	USD	478,780	01/14	DUB	(22,844)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
TRY	578,878	USD	279,018	02/14	DUB	($12,849)
TRY	1,541,688	USD	752,161	02/14	MER	(43,290)
TWD	242,086,555	USD	8,203,543	01/14	GSC	(84,428)
TWD	239,100,000	USD	8,102,338	01/14	UBS	(83,386)
USD	11,810,000	BRL	27,922,052	01/14	BRC	(25,139)
USD	7,327,742	BRL	17,165,968	01/14	BRC	51,714
USD	1,378,468	BRL	3,229,200	01/14	HSB	9,728
USD	3,213,047	BRL	7,526,885	01/14	MSC	22,676
USD	7,135,540	BRL	17,165,968	04/14	BRC	14,296
USD	5,225,870	CLP	2,771,069,826	01/14	CSF	(30,895)
USD	1,549,369	COP	2,986,099,599	01/14	SCB	3,076
USD	2,756,725	COP	5,359,074,020	02/14	MSC	(16,003)
USD	5,960,000	CZK	120,283,945	01/14	UBS	(98,445)
USD	22,971,506	EUR	16,935,543	01/14	DUB	(326,513)
USD	8,443,493	GBP	5,259,106	01/14	DUB	(264,284)
USD	888,744	GBP	543,715	01/14	MER	(11,513)
USD	528,268	HUF	112,679,498	01/14	DUB	7,632
USD	386,170	MXN	5,055,395	01/14	UBS	(148)
USD	4,109,001	PEN	11,661,345	02/14	CIT	(37,829)
USD	3,550,999	PEN	10,073,118	02/14	CSF	(31,050)
USD	1,372,391	PLN	4,278,155	02/14	MER	(38,778)
USD	2,910,000	RON	9,641,703	02/14	BRC	(49,587)
USD	5,020,000	RUB	167,040,500	01/14	BRC	(36,663)
USD	1,455,269	RUB	47,789,092	01/14	CSF	8,594
USD	842,887	RUB	27,351,689	01/14	DUB	14,895
USD	416,216	RUB	13,552,625	01/14	HSB	5,950
USD	720,000	TRY	1,546,992	01/14	BRC	4,341
USD	2,548,750	TRY	5,539,667	01/14	HSB	(13,973)
USD	1,353,314	TRY	2,767,798	02/14	HSB	80,676
USD	3,120,000	TRY	6,755,544	03/14	HSB	34,961
USD	2,302,741	ZAR	23,519,966	02/14	UBS	78,721
ZAR	21,021,525	USD	2,009,245	02/14	BRC	(21,475)
ZAR	8,152,356	USD	790,000	02/14	DUB	(19,123)
ZAR	14,068,858	USD	1,343,795	02/14	MER	(13,460)

Total Forward Foreign Currency Contracts						($1,105,812)

(e)	Swap agreements outstanding as of December 31, 2013 were as follows:

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil CETIP Interbank	HSB	Pay	10.955%	07/01/15	BRL 10,909,448	$867	$-	$867
Brazil CETIP Interbank	HSB	Pay	11.170%	01/04/16	8,719,176	(13,467)	-	(13,467)
Brazil CETIP Interbank	HSB	Pay	11.593%	01/04/16	4,816,064	-	-	-
3-Month ZAR JIBAR	BRC	Pay	6.580%	11/07/16	ZAR 56,400,000	12,046	-	12,046
Brazil CETIP Interbank	HSB	Pay	12.185%	01/02/17	BRL 3,187,191	-	-	-

						($554)	$-	($554)

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Indonesia Government 7.875% due 04/15/19	SCB	04/15/19	IDR 14,000,000,000	$1,140,592	$1,282,858	($142,266)
Indonesia Government 12.800% due 06/15/21	SCB	06/15/21	27,500,000,000	2,824,006	3,452,556	(628,550)
Indonesia Government 8.375% due 03/15/24	SCB	03/15/24	9,000,000,000	740,448	834,938	(94,490)
Indonesia Government 11.000% due 09/15/25	SCB	09/15/25	8,000,000,000	762,531	962,964	(200,433)
Indonesia Government 8.375% due 09/15/26	SCB	09/15/26	10,000,000,000	787,509	1,008,159	(220,650)
Indonesia Government 7.000% due 05/15/27	SCB	05/15/27	18,000,000,000	1,256,906	1,619,989	(363,083)
Indonesia Government 10.500% due 08/15/30	SCB	08/15/30	11,500,000,000	1,068,459	1,369,806	(301,347)
Indonesia Government 9.500% due 07/15/31	SCB	07/15/31	12,700,000,000	1,090,509	1,399,943	(309,434)
Indonesia Government 6.625% due 05/15/33	SCB	05/15/33	13,600,000,000	881,500	1,142,743	(261,243)

				$10,552,460	$13,073,956	($2,521,496)

Total Swap Agreements				$10,551,906	$13,073,956	($2,522,050)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$363,142,066	$-	$363,142,066	$-
	Convertible Corporate Bonds & Notes	669,321	-	669,321	-
	Foreign Government Bonds & Notes	399,365,167	-	399,365,167	-
	Short-Term Investments	177,081,676	-	177,081,676	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,339,266	-	2,339,266	-
	Interest Rate Contracts
	Swaps	10,565,373	-	10,565,373	-

	Total Assets - Derivatives	12,904,639	-	12,904,639	-

	Total Assets	953,162,869	-	953,162,869	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,445,078)	-	(3,445,078)	-
	Interest Rate Contracts
	Swaps	(13,467)	-	(13,467)	-

	Total Liabilities - Derivatives	(3,458,545)	-	(3,458,545)	-

	Total Liabilities	(3,458,545)	-	(3,458,545)	-

	Total	$949,704,324	$-	$949,704,324	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

AMERICAN FUNDS® GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	4,335,046	$340,474,502

TOTAL INVESTMENTS - 100.0% (Cost $213,030,865)		340,474,502

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(139,402)

NET ASSETS - 100.0%		$340,335,100

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth-Income Fund - Class 1	16,378,385	$830,711,665

TOTAL INVESTMENTS - 100.0% (Cost $556,084,999)		830,711,665

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(328,882)

NET ASSETS - 100.0%		$830,382,783

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
American Funds Growth Portfolio
Assets	Mutual Fund	$340,474,502	$340,474,502	$-	$-

American Funds Growth-Income Portfolio
Assets	Mutual Fund	$830,711,665	$830,711,665	$-	$-

American Funds Growth and American Funds Growth-Income Portfolios (each a “Feeder Portfolio”, collectively “the Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth and Growth-Income Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 in Notes to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 97.0%

Consumer Discretionary - 15.1%

Carnival Corp (Panama)	698,033	$28,039,986
Comcast Corp ‘A’	562,443	29,227,350
General Motors Co *	1,028,817	42,047,751
Johnson Controls Inc	415,082	21,293,707
Kohl’s Corp	305,128	17,316,014
Newell Rubbermaid Inc	373,648	12,109,932
Target Corp	204,582	12,943,903
Time Warner Cable Inc	202,635	27,457,042
Time Warner Inc	194,623	13,569,116
Twenty-First Century Fox Inc ‘B’	759,537	26,279,980
Viacom Inc ‘B’	496,260	43,343,348

		273,628,129

Consumer Staples - 5.3%

ConAgra Foods Inc	680,394	22,929,278
CVS Caremark Corp	443,504	31,741,581
Mondelez International Inc ‘A’	496,256	17,517,837
Tyson Foods Inc ‘A’	310,982	10,405,458
Unilever NV ‘NY’ (Netherlands)	368,432	14,822,019

		97,416,173

Energy - 14.7%

BP PLC ADR (United Kingdom)	754,814	36,691,509
Chevron Corp	173,317	21,649,026
Halliburton Co	755,878	38,360,808
Murphy Oil Corp	385,620	25,019,026
Noble Corp PLC (United Kingdom)	208,710	7,820,364
Occidental Petroleum Corp	225,108	21,407,771
QEP Resources Inc	623,934	19,123,577
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	489,103	34,858,371
Suncor Energy Inc (NYSE) (Canada)	571,090	20,016,704
Weatherford International Ltd * (Switzerland)	2,730,932	42,302,137

		267,249,293

Financials - 24.0%

Aflac Inc	175,632	11,732,218
Bank of America Corp	1,703,856	26,529,038
Citigroup Inc	1,388,704	72,365,365
Fifth Third Bancorp	962,453	20,240,387
JPMorgan Chase & Co	1,056,659	61,793,418
MetLife Inc	469,114	25,294,627
Morgan Stanley	923,392	28,957,573
State Street Corp	204,415	15,002,017
The Allstate Corp	627,945	34,248,120
The Bank of New York Mellon Corp	1,180,707	41,253,902
The Goldman Sachs Group Inc	111,940	19,842,484
The PNC Financial Services Group Inc	321,564	24,946,935
The Travelers Cos Inc	76,850	6,957,999
US Bancorp	227,544	9,192,778
Wells Fargo & Co	828,497	37,613,764

		435,970,625

Health Care - 14.5%

Bristol-Myers Squibb Co	504,535	26,816,035
Cardinal Health Inc	195,161	13,038,707
Express Scripts Holding Co *	154,502	10,852,221
GlaxoSmithKline PLC ADR (United Kingdom)	330,601	17,650,787
Merck & Co Inc	755,127	37,794,106
Novartis AG (Switzerland)	325,424	26,043,833
Pfizer Inc	985,787	30,194,656
Roche Holding AG ADR (Switzerland)	249,101	17,486,890
Sanofi ADR (France)	474,583	25,451,886

	Shares	Value
UnitedHealth Group Inc	485,928	$36,590,378
WellPoint Inc	239,387	22,116,965

		264,036,464

Industrials - 7.1%

Allegion PLC * (Ireland)	70,466	3,113,892
Emerson Electric Co	327,827	23,006,899
General Electric Co	1,432,531	40,153,844
Honeywell International Inc	158,589	14,490,277
Ingersoll-Rand PLC (Ireland)	422,518	26,027,109
Textron Inc	588,275	21,624,989

		128,417,010

Information Technology - 9.7%

Autodesk Inc *	222,234	11,185,037
Cisco Systems Inc	946,400	21,246,680
Corning Inc	1,219,281	21,727,588
eBay Inc *	452,085	24,814,946
Hewlett-Packard Co	1,311,996	36,709,648
Intel Corp	566,882	14,716,257
Microsoft Corp	874,731	32,741,181
Yahoo! Inc *	313,289	12,669,407

		175,810,744

Materials - 2.1%

Alcoa Inc	1,766,379	18,776,609
International Paper Co	400,213	19,622,443

		38,399,052

Telecommunication Services - 2.2%

AT&T Inc	197,870	6,957,109
Verizon Communications Inc	214,658	10,548,294
Vivendi SA (France)	212,107	5,611,101
Vodafone Group PLC ADR (United Kingdom)	429,728	16,892,608

		40,009,112

Utilities - 2.3%

FirstEnergy Corp	274,000	9,036,520
PG&E Corp	300,289	12,095,641
PPL Corp	673,879	20,277,019

		41,409,180

Total Common Stocks (Cost $1,186,570,206)		1,762,345,782

	Principal Amount

SHORT-TERM INVESTMENT - 2.9%

Repurchase Agreement - 2.9%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $51,831,876; collateralized by U.S. Treasury Notes: 1.875% - 2.375% due 07/31/17 - 08/31/17 and value $52,872,163)	$51,831,876	51,831,876

Total Short-Term Investment (Cost $51,831,876)		51,831,876

TOTAL INVESTMENTS - 99.9% (Cost $1,238,402,082)		1,814,177,658

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,223,755

NET ASSETS - 100.0%		$1,815,401,413

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.0%
Consumer Discretionary	15.1%
Energy	14.7%
Health Care	14.5%
Information Technology	9.7%
Industrials	7.1%
Consumer Staples	5.3%
Others (each less than 3.0%)	9.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	16,668,079	CAD	17,744,003	01/14	CIB	($30,121)
USD	12,798,168	CHF	11,385,250	01/14	BNY	33,982
USD	11,681,920	CHF	10,392,470	01/14	CIT	30,756
USD	12,795,302	CHF	11,385,260	01/14	SSB	31,106
USD	16,433,353	EUR	11,961,490	01/14	BNY	(21,953)
USD	16,431,246	EUR	11,961,480	01/14	CIB	(24,047)
USD	16,433,578	EUR	11,961,480	01/14	CIT	(21,714)
USD	16,613,298	EUR	12,093,190	01/14	SSB	(23,187)
USD	15,425,944	GBP	9,390,603	01/14	BNY	(122,983)
USD	15,426,693	GBP	9,390,602	01/14	CIB	(122,231)
USD	13,751,968	GBP	8,370,020	01/14	CIT	(107,081)
USD	15,425,662	GBP	9,390,603	01/14	SSB	(123,264)

Total Forward Foreign Currency Contracts						($500,737)

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$273,628,129	$273,628,129	$-	$-
	Consumer Staples	97,416,173	97,416,173	-	-
	Energy	267,249,293	267,249,293	-	-
	Financials	435,970,625	435,970,625	-	-
	Health Care	264,036,464	237,992,631	26,043,833	-
	Industrials	128,417,010	128,417,010	-	-
	Information Technology	175,810,744	175,810,744	-	-
	Materials	38,399,052	38,399,052	-	-
	Telecommunication Services	40,009,112	34,398,011	5,611,101	-
	Utilities	41,409,180	41,409,180	-	-

		1,762,345,782	1,730,690,848	31,654,934	-
	Short-Term Investment	51,831,876	-	51,831,876	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	95,844	-	95,844	-

	Total Assets	1,814,273,502	1,730,690,848	83,582,654	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(596,581)	-	(596,581)	-

	Total Liabilities	(596,581)	-	(596,581)	-

	Total	$1,813,676,921	$1,730,690,848	$82,986,073	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 96.2%

Consumer Discretionary - 12.7%

Carnival Corp (Panama)	188,200	$7,559,994
Family Dollar Stores Inc	45,700	2,969,129
Hasbro Inc	64,800	3,564,648
Johnson Controls Inc	145,800	7,479,540
Kohl’s Corp	119,200	6,764,600
L Brands Inc	82,500	5,102,625
Marriott International Inc ‘A’	79,800	3,938,928
Mattel Inc	140,300	6,675,474
McDonald’s Corp	40,700	3,949,121
NIKE Inc ‘B’	55,500	4,364,520
Omnicom Group Inc	122,000	9,073,140
Ross Stores Inc	125,200	9,381,236
Target Corp	28,900	1,828,503
The Home Depot Inc	130,000	10,704,200
The Walt Disney Co	101,700	7,769,880
Time Warner Cable Inc	74,000	10,027,000
Time Warner Inc	170,100	11,859,372

		113,011,910

Consumer Staples - 9.0%

Colgate-Palmolive Co	55,700	3,632,197
Costco Wholesale Corp	35,800	4,260,558
General Mills Inc	126,200	6,298,642
Kellogg Co	74,600	4,555,822
McCormick & Co Inc	47,700	3,287,484
Mondelez International Inc ‘A’	123,000	4,341,900
Nestle SA (Switzerland)	81,700	5,997,429
PepsiCo Inc	162,500	13,477,750
Pernod Ricard SA (France)	58,942	6,729,940
Philip Morris International Inc	98,800	8,608,444
The Coca-Cola Co	88,200	3,643,542
The Procter & Gamble Co	44,100	3,590,181
Wal-Mart Stores Inc	97,100	7,640,799
Walgreen Co	73,300	4,210,352

		80,275,040

Energy - 7.4%

Apache Corp	53,100	4,563,414
Chevron Corp	84,800	10,592,368
EQT Corp	77,500	6,957,950
Exxon Mobil Corp	113,100	11,445,720
Occidental Petroleum Corp	71,200	6,771,120
Phillips 66	74,200	5,723,046
Schlumberger Ltd (Netherlands)	103,100	9,290,341
Spectra Energy Corp	199,900	7,120,438
The Williams Cos Inc	105,906	4,084,794

		66,549,191

Financials - 18.0%

American Express Co	125,100	11,350,323
American Tower Corp REIT	58,500	4,669,470
Aon PLC (United Kingdom)	118,600	9,949,354
Barclays PLC (United Kingdom)	1,043,739	4,722,495
Franklin Resources Inc	66,900	3,862,137
General Growth Properties Inc REIT	253,500	5,087,745
JPMorgan Chase & Co	245,200	14,339,296
McGraw Hill Financial Inc	51,400	4,019,480
Morgan Stanley	115,700	3,628,352
Northern Trust Corp	94,000	5,817,660
State Street Corp	178,900	13,129,471
TD Ameritrade Holding Corp	216,500	6,633,560
The Allstate Corp	130,500	7,117,470
The Charles Schwab Corp	153,200	3,983,200
The Chubb Corp	97,600	9,431,088
The PNC Financial Services Group Inc	116,100	9,007,038
US Bancorp	417,400	16,862,960

	Shares	Value
Waddell & Reed Financial Inc ‘A’	87,900	$5,724,048
Wells Fargo & Co	310,900	14,114,860
Weyerhaeuser Co REIT	88,200	2,784,474
Willis Group Holdings PLC (Ireland)	96,200	4,310,722

		160,545,203

Health Care - 15.2%

Agilent Technologies Inc	118,900	6,799,891
AmerisourceBergen Corp	106,200	7,466,922
Baxter International Inc	50,700	3,526,185
Cigna Corp	53,900	4,715,172
Covidien PLC (Ireland)	108,400	7,382,040
DENTSPLY International Inc	228,100	11,058,288
Johnson & Johnson	88,400	8,096,556
McKesson Corp	91,300	14,735,820
Medtronic Inc	46,100	2,645,679
Merck & Co Inc	232,100	11,616,605
Pfizer Inc	691,800	21,189,834
Stryker Corp	92,800	6,972,992
Thermo Fisher Scientific Inc	123,500	13,751,725
UnitedHealth Group Inc	165,200	12,439,560
Zoetis Inc	98,000	3,203,620

		135,600,889

Industrials - 13.9%

CH Robinson Worldwide Inc	26,000	1,516,840
Danaher Corp	211,000	16,289,200
Eaton Corp PLC (Ireland)	81,099	6,173,256
Equifax Inc	81,800	5,651,562
Expeditors International of Washington Inc	97,300	4,305,525
Fastenal Co	140,100	6,656,151
Flowserve Corp	58,900	4,643,087
Fluor Corp	36,200	2,906,498
Illinois Tool Works Inc	68,700	5,776,296
Iron Mountain Inc	103,811	3,150,664
Norfolk Southern Corp	79,000	7,333,570
Pall Corp	112,300	9,584,805
Robert Half International Inc	40,400	1,696,396
Rockwell Collins Inc	34,000	2,513,280
Roper Industries Inc	89,600	12,425,728
Stanley Black & Decker Inc	20,600	1,662,214
Tyco International Ltd (Switzerland)	207,800	8,528,112
United Parcel Service Inc ‘B’	74,800	7,859,984
United Technologies Corp	140,000	15,932,000

		124,605,168

Information Technology - 11.5%

Accenture PLC ‘A’ (Ireland)	152,900	12,571,438
Analog Devices Inc	50,700	2,582,151
Apple Inc	16,700	9,370,537
Applied Materials Inc	293,200	5,186,708
Automatic Data Processing Inc	137,100	11,079,051
Cisco Systems Inc	244,700	5,493,515
Fidelity National Information Services Inc	86,100	4,621,848
Linear Technology Corp	30,500	1,389,275
Microchip Technology Inc	76,600	3,427,850
Microsoft Corp	227,700	8,522,811
QUALCOMM Inc	52,200	3,875,850
Texas Instruments Inc	286,100	12,562,651
Visa Inc ‘A’	79,800	17,769,864
Xilinx Inc	97,200	4,463,424

		102,916,973

Materials - 5.0%

Airgas Inc	19,000	2,125,150
Ecolab Inc	90,900	9,478,143
Nucor Corp	76,500	4,083,570
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	81,000	2,669,760
Praxair Inc	76,000	9,882,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Sigma-Aldrich Corp	79,800	$7,501,998
The Sherwin-Williams Co	46,600	8,551,100

		44,292,001

Telecommunication Services - 2.4%

AT&T Inc	223,500	7,858,260
Crown Castle International Corp *	191,000	14,025,130

		21,883,390

Utilities - 1.1%

Entergy Corp	70,500	4,460,535
Sempra Energy	55,300	4,963,728

		9,424,263

Total Common Stocks (Cost $587,462,469)		859,104,028

	Principal Amount

SHORT-TERM INVESTMENT - 3.7%

Repurchase Agreement - 3.7%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $33,292,470; collateralized by U.S. Treasury Notes: 1.875% due 08/31/17 and value $33,958,925)	$33,292,470	33,292,470

Total Short-Term Investment (Cost $33,292,470)		33,292,470

TOTAL INVESTMENTS - 99.9% (Cost $620,754,939)		892,396,498

OTHER ASSETS & LIABILITIES, NET - 0.1%		637,023

NET ASSETS - 100.0%		$893,033,521

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	18.0%
Health Care	15.2%
Industrials	13.9%
Consumer Discretionary	12.7%
Information Technology	11.5%
Consumer Staples	9.0%
Energy	7.4%
Materials	5.0%
Short-Term Investment	3.7%
Others (each less than 3.0%)	3.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$113,011,910	$113,011,910	$-	$-
	Consumer Staples	80,275,040	67,547,671	12,727,369	-
	Energy	66,549,191	66,549,191	-	-
	Financials	160,545,203	155,822,708	4,722,495	-
	Health Care	135,600,889	135,600,889	-	-
	Industrials	124,605,168	124,605,168	-	-
	Information Technology	102,916,973	102,916,973	-	-
	Materials	44,292,001	44,292,001	-	-
	Telecommunication Services	21,883,390	21,883,390	-	-
	Utilities	9,424,263	9,424,263	-	-

		859,104,028	841,654,164	17,449,864	-
	Short-Term Investment	33,292,470	-	33,292,470	-

	Total	$892,396,498	$841,654,164	$50,742,334	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 98.1%

Consumer Discretionary - 12.3%

Amazon.com Inc *	25,971	$10,356,975
Comcast Corp ‘A’	182,537	9,485,535
McDonald’s Corp	69,697	6,762,700
The Home Depot Inc	98,640	8,122,018
The Walt Disney Co	114,473	8,745,737
Other securities		101,416,800

		144,889,765

Consumer Staples - 9.6%

Altria Group Inc	140,090	5,378,055
CVS Caremark Corp	83,371	5,966,862
PepsiCo Inc	107,422	8,909,581
Philip Morris International Inc	112,225	9,778,164
The Coca-Cola Co	266,012	10,988,956
The Procter & Gamble Co	190,401	15,500,545
Wal-Mart Stores Inc	113,326	8,917,623
Other securities		47,323,212

		112,762,998

Energy - 10.1%

Chevron Corp	134,711	16,826,751
ConocoPhillips	85,797	6,061,558
Exxon Mobil Corp	305,998	30,966,998
Occidental Petroleum Corp	56,460	5,369,346
Schlumberger Ltd (Netherlands)	92,247	8,312,377
Other securities		51,207,895

		118,744,925

Financials - 15.9%

American Express Co	64,532	5,854,988
American International Group Inc	103,130	5,264,786
Bank of America Corp	747,117	11,632,612
Berkshire Hathaway Inc ‘B’ *	126,085	14,948,638
Citigroup Inc	212,449	11,070,717
JPMorgan Chase & Co	263,316	15,398,720
Wells Fargo & Co	335,766	15,243,776
Other securities		107,522,164

		186,936,401

Health Care - 12.7%

AbbVie Inc	111,440	5,885,146
Amgen Inc	52,823	6,030,274
Bristol-Myers Squibb Co	115,332	6,129,896
Gilead Sciences Inc *	107,397	8,070,885
Johnson & Johnson	197,631	18,101,023
Merck & Co Inc	204,668	10,243,633
Pfizer Inc	453,972	13,905,162
UnitedHealth Group Inc	70,518	5,310,005
Other securities		76,097,885

		149,773,909

Industrials - 10.7%

3M Co	44,801	6,283,340
General Electric Co	708,682	19,864,356
The Boeing Co	48,425	6,609,528
Union Pacific Corp	32,260	5,419,680
United Technologies Corp	59,130	6,728,994
Other securities		81,458,806

		126,364,704

Information Technology - 18.3%

Apple Inc	63,024	35,363,397
Cisco Systems Inc	374,505	8,407,637
Facebook Inc ‘A’ *	115,214	6,297,597
Google Inc ‘A’ *	19,658	22,030,917
Intel Corp	348,196	9,039,168

	Shares	Value
International Business Machines Corp	71,496	$13,410,505
MasterCard Inc ‘A’	7,252	6,058,756
Microsoft Corp	532,093	19,916,241
Oracle Corp	245,806	9,404,538
QUALCOMM Inc	118,337	8,786,522
Visa Inc ‘A’	35,670	7,942,996
Other securities		68,624,051

		215,282,325

Materials - 3.4%

Other securities		40,430,245

Telecommunication Services - 2.2%

AT&T Inc	369,001	12,974,075
Verizon Communications Inc	200,453	9,850,260
Other securities		3,695,705

		26,520,040

Utilities - 2.9%

Other securities		33,801,038

Total Common Stocks (Cost $645,727,318)		1,155,506,350

	Principal Amount

SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $23,015,789; collateralized by Fannie Mae: 0.000% due 06/01/17 and value $15,092,000; and U.S.Treasury Notes: 0.625% due 05/31/17 and value $8,384,266)	$23,015,789	23,015,789

Total Short-Term Investment (Cost $23,015,789)		23,015,789

TOTAL INVESTMENTS - 100.1% (Cost $668,743,107)		1,178,522,139

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(723,009)

NET ASSETS - 100.0%		$1,177,799,130

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.3%
Financials	15.9%
Health Care	12.7%
Consumer Discretionary	12.3%
Industrials	10.7%
Energy	10.1%
Consumer Staples	9.6%
Materials	3.4%
Others (each less than 3.0%)	7.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2013

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2013.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/14)	282	$871,374

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,155,506,350	$1,155,506,350	$-	$-
	Short-Term Investment	23,015,789	-	23,015,789	-
	Derivatives:
	Equity Contracts
	Futures	871,374	871,374	-	-

	Total	$1,179,393,513	$1,156,377,724	$23,015,789	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 98.9%

Consumer Discretionary - 24.5%

Amazon.com Inc *	7,924	$3,160,012
Delphi Automotive PLC (United Kingdom)	54,843	3,297,710
Lowe’s Cos Inc	63,830	3,162,776
MGM Resorts International *	153,827	3,618,011
Panera Bread Co ‘A’ *	9,178	1,621,661
Prada SPA (Italy)	214,900	1,909,233
priceline.com Inc *	2,693	3,130,343
Starbucks Corp	12,611	988,576
TJX Cos Inc	53,519	3,410,766
Twenty-First Century Fox Inc ‘A’	173,826	6,115,199
zulily Inc ‘A’ *	9,064	375,522

		30,789,809

Consumer Staples - 2.7%

Monster Beverage Corp *	31,994	2,168,234
Pernod Ricard SA (France)	10,476	1,196,139

		3,364,373

Financials - 7.3%

AIA Group Ltd (Hong Kong)	498,600	2,513,609
PacWest Bancorp	68,343	2,885,441
US Bancorp	93,652	3,783,541

		9,182,591

Health Care - 23.9%

athenahealth Inc *	20,327	2,733,982
Celgene Corp *	42,482	7,177,759
Endo Health Solutions Inc *	32,150	2,168,839
Express Scripts Holding Co *	57,039	4,006,419
Gilead Sciences Inc *	44,214	3,322,682
Medivation Inc *	42,754	2,728,560
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	31,813	3,734,846
Zoetis Inc	126,677	4,141,071

		30,014,158

Industrials - 7.5%

Canadian Pacific Railway Ltd (NYSE) (Canada)	29,883	4,521,896
Cummins Inc	10,532	1,484,696
Precision Castparts Corp	12,988	3,497,668

		9,504,260

Information Technology - 25.4%

Amphenol Corp ‘A’	21,603	1,926,556
ARM Holdings PLC ADR (United Kingdom)	24,685	1,351,257
CoStar Group Inc *	14,503	2,676,964
eBay Inc *	70,482	3,868,757
Google Inc ‘A’ *	7,203	8,072,474
LinkedIn Corp ‘A’ *	4,289	929,984
MasterCard Inc ‘A’	3,935	3,287,535
Salesforce.com Inc *	9,402	518,896
TE Connectivity Ltd (Switzerland)	56,195	3,096,906
Teradata Corp *	45,583	2,073,571
Trimble Navigation Ltd *	98,196	3,407,401
Youku Tudou Inc ADR * (Cayman)	23,097	699,839

		31,910,140

Materials - 3.0%

Monsanto Co	32,897	3,834,145

	Shares	Value

Telecommunication Services - 4.6%

Crown Castle International Corp *	31,945	$2,345,721
Iliad SA (France)	7,616	1,560,313
T-Mobile US Inc *	56,852	1,912,501

		5,818,535

Total Common Stocks (Cost $87,622,706)		124,418,011

	Principal Amount

SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

State Street Bank & Trust Co 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $2,514,319; collateralized by Freddie Mac: 2.000% due 01/30/23 and value $2,566,017)	$2,514,319	2,514,319

Total Short-Term Investment (Cost $2,514,319)		2,514,319

TOTAL INVESTMENTS - 100.9% (Cost $90,137,025)		126,932,330

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(1,119,204)

NET ASSETS - 100.0%		$125,813,126

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	25.4%
Consumer Discretionary	24.5%
Health Care	23.9%
Industrials	7.5%
Financials	7.3%
Telecommunication Services	4.6%
Materials	3.0%
Others (each less than 3.0%)	4.7%

	100.9%
Other Assets & Liabilities, Net	(0.9%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$30,789,809	$28,880,576	$1,909,233	$-
	Consumer Staples	3,364,373	2,168,234	1,196,139	-
	Financials	9,182,591	6,668,982	2,513,609	-
	Health Care	30,014,158	30,014,158	-	-
	Industrials	9,504,260	9,504,260	-	-
	Information Technology	31,910,140	31,910,140	-	-
	Materials	3,834,145	3,834,145	-	-
	Telecommunication Services	5,818,535	4,258,222	1,560,313	-

		124,418,011	117,238,717	7,179,294	-
	Short-Term Investment	2,514,319	-	2,514,319	-

	Total	$126,932,330	$117,238,717	$9,693,613	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GROWTH PORTFOLIO (Formerly Growth LT Portfolio)

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 98.4%

Consumer Discretionary - 23.9%

Amazon.com Inc *	42,420	$16,916,672
AMC Networks Inc ‘A’ *	22,345	1,521,918
AutoZone Inc *	9,568	4,572,930
Comcast Corp ‘Special A’	289,425	14,436,519
Discovery Communications Inc ‘A’ *	134,585	12,169,176
Hilton Worldwide Holdings Inc *	40,750	906,687
Las Vegas Sands Corp	162,255	12,797,052
LKQ Corp *	116,512	3,833,245
LVMH Moet Hennessy Louis Vuitton SA (France)	34,163	6,253,911
Michael Kors Holdings Ltd * (United Kingdom)	61,078	4,958,923
NIKE Inc ‘B’	102,914	8,093,157
PetSmart Inc	59,421	4,322,878
Polaris Industries Inc	22,023	3,207,430
priceline.com Inc *	16,587	19,280,729
PVH Corp	25,782	3,506,868
Ross Stores Inc	168,337	12,613,491
Starbucks Corp	149,564	11,724,322
The Walt Disney Co	186,161	14,222,700
Tiffany & Co	59,973	5,564,295
Time Warner Cable Inc	49,035	6,644,242
Time Warner Inc	134,686	9,390,308
TJX Cos Inc	110,141	7,019,286
Tractor Supply Co	63,396	4,918,262
Twenty-First Century Fox Inc ‘A’	496,753	17,475,770
VF Corp	181,468	11,312,715
Viacom Inc ‘B’	84,482	7,378,658
Wynn Resorts Ltd	77,522	15,055,547
Yum! Brands Inc	81,434	6,157,225

		246,254,916

Consumer Staples - 6.9%

Colgate-Palmolive Co	91,994	5,998,929
Constellation Brands Inc ‘A’ *	48,124	3,386,967
Costco Wholesale Corp	75,159	8,944,673
CVS Caremark Corp	109,975	7,870,911
Danone (France)	54,424	3,926,185
Diageo PLC (United Kingdom)	181,148	5,983,542
Mead Johnson Nutrition Co	63,453	5,314,823
Mondelez International Inc ‘A’	267,642	9,447,763
Pernod Ricard SA (France)	38,371	4,381,163
Philip Morris International Inc	83,948	7,314,389
The Estee Lauder Cos Inc ‘A’	110,445	8,318,717

		70,888,062

Energy - 3.8%

Anadarko Petroleum Corp	84,299	6,686,597
Antero Resources Corp *	40,694	2,581,627
Cabot Oil & Gas Corp	131,197	5,085,196
Cameron International Corp *	102,405	6,096,169
Noble Energy Inc	107,989	7,355,131
Pioneer Natural Resources Co	58,899	10,841,539

		38,646,259

Financials - 7.7%

ACE Ltd (Switzerland)	29,047	3,007,236
Affiliated Managers Group Inc *	51,761	11,225,926
American Express Co	133,259	12,090,589
American Tower Corp REIT	248,749	19,855,145
BlackRock Inc	20,330	6,433,835
IntercontinentalExchange Group Inc	72,430	16,290,956
MetLife Inc	67,882	3,660,197
Morgan Stanley	205,523	6,445,201

		79,009,085

	Shares	Value
Health Care - 16.8%

Actavis PLC * (Ireland)	52,709	$8,855,112
Alexion Pharmaceuticals Inc *	87,059	11,584,071
Biogen Idec Inc *	60,780	17,003,205
Bristol-Myers Squibb Co	261,224	13,884,056
Catamaran Corp (NASDAQ) * (Canada)	89,932	4,269,971
Celgene Corp *	83,241	14,064,399
Cerner Corp *	136,776	7,623,894
Covidien PLC (Ireland)	144,320	9,828,192
Express Scripts Holding Co *	175,261	12,310,333
Gilead Sciences Inc *	238,854	17,949,878
Illumina Inc *	41,863	4,630,885
Perrigo Co PLC (Ireland)	52,411	8,042,992
Regeneron Pharmaceuticals Inc *	18,330	5,045,149
The Cooper Cos Inc	15,854	1,963,359
Thermo Fisher Scientific Inc	198,351	22,086,384
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	82,659	9,704,167
Zoetis Inc	113,768	3,719,076

		172,565,123

Industrials - 10.9%

AMETEK Inc	194,588	10,248,950
Cummins Inc	42,087	5,933,004
Danaher Corp	286,764	22,138,181
Expeditors International of Washington Inc	149,435	6,612,499
Honeywell International Inc	123,887	11,319,555
Joy Global Inc	51,098	2,988,722
Kansas City Southern	34,742	4,302,102
Precision Castparts Corp	88,390	23,803,427
Roper Industries Inc	66,686	9,248,014
Stanley Black & Decker Inc	42,103	3,397,291
Union Pacific Corp	28,031	4,709,208
Verisk Analytics Inc ‘A’ *	116,494	7,655,986

		112,356,939

Information Technology - 25.7%

Altera Corp	230,649	7,503,012
Apple Inc	20,426	11,461,233
Autodesk Inc *	133,829	6,735,614
Citrix Systems Inc *	138,249	8,744,249
Cognizant Technology Solutions Corp ‘A’ *	151,841	15,332,904
eBay Inc *	239,128	13,125,736
EMC Corp	681,450	17,138,467
Facebook Inc ‘A’ *	269,994	14,757,872
FleetCor Technologies Inc *	69,521	8,145,776
Google Inc ‘A’ *	45,823	51,354,294
Linear Technology Corp	84,187	3,834,718
LinkedIn Corp ‘A’ *	22,714	4,925,077
MasterCard Inc ‘A’	27,168	22,697,777
Oracle Corp	236,826	9,060,963
PTC Inc *	80,357	2,843,834
QUALCOMM Inc	222,344	16,509,042
Salesforce.com Inc *	182,296	10,060,916
Teradata Corp *	33,863	1,540,428
TIBCO Software Inc *	94,379	2,121,640
Twitter Inc *	24,077	1,532,501
Visa Inc ‘A’	119,674	26,649,006
VMware Inc ‘A’ *	31,791	2,851,971
Yahoo! Inc *	133,600	5,402,784

		264,329,814

Materials - 2.7%

Airgas Inc	59,108	6,611,230
Monsanto Co	134,413	15,665,835
The Sherwin-Williams Co	28,435	5,217,823

		27,494,888

Total Common Stocks (Cost $823,236,900)		1,011,545,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.5%

Commercial Paper - 1.5%

General Electric Capital Corp 0.040% due 01/02/14	$15,101,000	$15,100,983

Total Short-Term Investment (Cost $15,100,983)		15,100,983

TOTAL INVESTMENTS - 99.9% (Cost $838,337,883)		1,026,646,069

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,488,421

NET ASSETS - 100.0%		$1,028,134,490

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	25.7%
Consumer Discretionary	23.9%
Health Care	16.8%
Industrials	10.9%
Financials	7.7%
Consumer Staples	6.9%
Energy	3.8%
Others (each less than 3.0%)	4.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$246,254,916	$240,001,005	$6,253,911	$-
	Consumer Staples	70,888,062	56,597,172	14,290,890	-
	Energy	38,646,259	38,646,259	-	-
	Financials	79,009,085	79,009,085	-	-
	Health Care	172,565,123	172,565,123	-	-
	Industrials	112,356,939	112,356,939	-	-
	Information Technology	264,329,814	264,329,814	-	-
	Materials	27,494,888	27,494,888	-	-

		1,011,545,086	991,000,285	20,544,801	-
	Short-Term Investment	15,100,983	-	15,100,983	-

	Total	$1,026,646,069	$991,000,285	$35,645,784	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 28.6%

Amazon.com Inc *	116,732	$46,551,554
CarMax Inc *	202,837	9,537,396
Comcast Corp ‘A’	747,673	38,852,827
Delphi Automotive PLC (United Kingdom)	192,896	11,598,837
Expedia Inc	274,442	19,117,630
Liberty Global PLC ‘A’ * (United Kingdom)	368,148	32,761,491
Lumber Liquidators Holdings Inc *	64,542	6,640,726
Melco Crown Entertainment Ltd ADR * (Cayman)	272,704	10,695,451
Michael Kors Holdings Ltd * (United Kingdom)	135,699	11,017,402
NIKE Inc ‘B’	344,884	27,121,678
priceline.com Inc *	25,207	29,300,617
Sirius XM Holdings Inc *	6,050,570	21,116,489
Starbucks Corp	276,418	21,668,407
The Walt Disney Co	388,115	29,651,986
Time Warner Inc	439,674	30,654,071
Wynn Resorts Ltd	97,458	18,927,318

		365,213,880

Consumer Staples - 2.2%

Mondelez International Inc ‘A’	324,177	11,443,448
The Estee Lauder Cos Inc ‘A’	215,489	16,230,631

		27,674,079

Energy - 3.4%

Cabot Oil & Gas Corp	245,932	9,532,324
Concho Resources Inc *	81,553	8,807,724
FMC Technologies Inc *	257,770	13,458,172
Laredo Petroleum Holdings Inc *	421,325	11,666,489

		43,464,709

Financials - 3.2%

Discover Financial Services	200,549	11,220,716
IntercontinentalExchange Group Inc	60,354	13,574,822
Moody’s Corp	202,381	15,880,837

		40,676,375

Health Care - 12.8%

AbbVie Inc	495,808	26,183,621
Allergan Inc	115,331	12,810,968
Gilead Sciences Inc *	361,281	27,150,267
Intuitive Surgical Inc *	57,861	22,223,253
Regeneron Pharmaceuticals Inc *	73,038	20,102,979
United Therapeutics Corp *	241,442	27,302,261
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	240,753	28,264,402

		164,037,751

Industrials - 13.6%

Canadian Pacific Railway Ltd (NYSE) (Canada)	63,207	9,564,483
Eaton Corp PLC (Ireland)	442,934	33,716,136
Precision Castparts Corp	153,271	41,275,880
Roper Industries Inc	82,517	11,443,458
SolarCity Corp *	185,477	10,538,803
Union Pacific Corp	166,648	27,996,864
United Rentals Inc *	18,224	1,420,561
United Technologies Corp	219,003	24,922,542
Verisk Analytics Inc ‘A’ *	204,770	13,457,484

		174,336,211

Information Technology - 29.2%

Alliance Data Systems Corp *	72,150	18,970,400
AOL Inc *	170,800	7,962,696
Autodesk Inc *	633,753	31,896,788

	Shares	Value
eBay Inc *	292,070	$16,031,722
Facebook Inc ‘A’ *	159,105	8,696,679
Google Inc ‘A’ *	54,545	61,129,127
LinkedIn Corp ‘A’ *	123,785	26,840,302
MasterCard Inc ‘A’	19,182	16,025,794
SINA Corp * (Cayman)	259,975	21,902,894
Splunk Inc *	267,424	18,364,006
Visa Inc ‘A’	224,203	49,925,524
VMware Inc ‘A’ *	152,438	13,675,213
Yahoo! Inc *	837,624	33,873,515
Yandex NV ‘A’ * (Netherlands)	360,191	15,542,242
Yelp Inc *	327,252	22,564,025
Youku Tudou Inc ADR * (Cayman)	341,658	10,352,237

		373,753,164

Materials - 2.0%

Eastman Chemical Co	79,943	6,451,400
Monsanto Co	164,109	19,126,904

		25,578,304

Telecommunication Services - 5.0%

SoftBank Corp (Japan)	547,500	47,995,278
Vivendi SA (France)	600,086	15,874,739

		63,870,017

Total Common Stocks (Cost $1,041,063,797)		1,278,604,490

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $4,243,451; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $4,331,680)	$4,243,451	4,243,451

Total Short-Term Investment (Cost $4,243,451)		4,243,451

TOTAL INVESTMENTS - 100.3% (Cost $1,045,307,248)		1,282,847,941

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(3,852,029)

NET ASSETS - 100.0%		$1,278,995,912

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	29.2%
Consumer Discretionary	28.6%
Industrials	13.6%
Health Care	12.8%
Telecommunication Services	5.0%
Energy	3.4%
Financials	3.2%
Others (each less than 3.0%)	4.5%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(c)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD	34,991,030	JPY	3,643,388,475	02/14	BRC	$385,403

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$365,213,880	$365,213,880	$-	$-
	Consumer Staples	27,674,079	27,674,079	-	-
	Energy	43,464,709	43,464,709	-	-
	Financials	40,676,375	40,676,375	-	-
	Health Care	164,037,751	164,037,751	-	-
	Industrials	174,336,211	174,336,211	-	-
	Information Technology	373,753,164	373,753,164	-	-
	Materials	25,578,304	25,578,304	-	-
	Telecommunication Services	63,870,017	-	63,870,017	-

		1,278,604,490	1,214,734,473	63,870,017	-
	Short-Term Investment	4,243,451	-	4,243,451	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	385,403	-	385,403	-

	Total	$1,283,233,344	$1,214,734,473	$68,498,871	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 16.1%

DISH Network Corp ‘A’ *	1,467,504	$84,997,832
McDonald’s Corp	184,744	17,925,710
SES SA FDR ‘A’ (Luxembourg)	777,700	25,181,508
Target Corp	371,107	23,479,940
The Home Depot Inc	590,002	48,580,765
Time Warner Cable Inc	471,127	63,837,708
Time Warner Inc	1,037,539	72,337,219
Twenty-First Century Fox Inc ‘A’	734,560	25,841,821
Twenty-First Century Fox Inc ‘B’	1,167,413	40,392,490

		402,574,993

Consumer Staples - 11.7%

Altria Group Inc	706,002	27,103,417
Anheuser-Busch InBev NV ADR (Belgium)	404,999	43,116,193
CVS Caremark Corp	1,222,362	87,484,448
Kimberly-Clark Corp	400,396	41,825,366
Lorillard Inc	527,913	26,754,631
Philip Morris International Inc	755,474	65,824,450

		292,108,505

Energy - 9.3%

Chevron Corp	535,837	66,931,400
Exxon Mobil Corp	577,307	58,423,468
Halliburton Co	964,230	48,934,672
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	434,029	30,933,247
Suncor Energy Inc (NYSE) (Canada)	756,696	26,522,195

		231,744,982

Financials - 28.1%

American Express Co	702,116	63,702,985
American Tower Corp REIT	396,764	31,669,702
Capital One Financial Corp	444,037	34,017,675
Citigroup Inc	465,411	24,252,567
JPMorgan Chase & Co	1,666,931	97,482,125
Loews Corp	636,932	30,725,600
Marsh & McLennan Cos Inc	1,028,608	49,743,483
MetLife Inc	644,627	34,758,288
State Street Corp	913,473	67,039,783
The Bank of New York Mellon Corp	840,944	29,382,583
The Progressive Corp	630,094	17,182,663
The Travelers Cos Inc	527,481	47,758,130
US Bancorp	1,909,372	77,138,629
Wells Fargo & Co	2,128,853	96,649,926

		701,504,139

Health Care - 8.2%

Johnson & Johnson	485,987	44,511,549
Merck & Co Inc	961,034	48,099,752
Novartis AG ADR (Switzerland)	344,750	27,711,005
Pfizer Inc	932,913	28,575,125
Teva Pharmaceutical Industries Ltd ADR (Israel)	612,097	24,532,848
WellPoint Inc	338,305	31,255,999

		204,686,278

Industrials - 10.0%

General Electric Co	2,709,501	75,947,313
Honeywell International Inc	734,928	67,150,372
Illinois Tool Works Inc	631,529	53,098,958
United Technologies Corp	468,734	53,341,929

		249,538,572

Information Technology - 7.6%

International Business Machines Corp	175,968	33,006,318
Microsoft Corp	932,525	34,904,411

	Shares	Value
Motorola Solutions Inc	593,890	$40,087,575
TE Connectivity Ltd (Switzerland)	818,952	45,132,445
Xerox Corp	2,985,856	36,337,867

		189,468,616

Materials - 2.9%

Air Products & Chemicals Inc	264,424	29,557,315
Crown Holdings Inc *	973,222	43,376,504

		72,933,819

Telecommunication Services - 3.4%

AT&T Inc	664,996	23,381,259
Verizon Communications Inc	444,598	21,847,546
Vodafone Group PLC ADR (United Kingdom)	1,033,947	40,644,457

		85,873,262

Utilities - 1.7%

Sempra Energy	481,772	43,243,855

Total Common Stocks (Cost $1,577,265,324)		2,473,677,021

	Principal Amount

SHORT-TERM INVESTMENTS - 0.9%

Repurchase Agreements - 0.9%

Bank of America Corp 0.001% due 01/02/14 (Dated 12/31/13, repurchase price of $13,507,001; collateralized by U.S. Treasury Notes: 6.125% due 11/15/27 and value $13,777,140)	$13,507,000	13,507,000
The Royal Bank of Scotland Group PLC 0.010% due 01/02/14 (Dated 12/31/13, repurchase price of $9,707,005; collateralized by U.S. Treasury Notes: 0.250% due 04/15/16 and value $9,901,140)	9,707,000	9,707,000

		23,214,000

Total Short-Term Investments (Cost $23,214,000)		23,214,000

TOTAL INVESTMENTS - 99.9% (Cost $1,600,479,324)		2,496,891,021

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,828,723

NET ASSETS - 100.0%		$2,499,719,744

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	28.1%
Consumer Discretionary	16.1%
Consumer Staples	11.7%
Industrials	10.0%
Energy	9.3%
Health Care	8.2%
Information Technology	7.6%
Telecommunication Services	3.4%
Others (each less than 3.0%)	5.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$402,574,993	$377,393,485	$25,181,508	$-
	Consumer Staples	292,108,505	292,108,505	-	-
	Energy	231,744,982	231,744,982	-	-
	Financials	701,504,139	701,504,139	-	-
	Health Care	204,686,278	204,686,278	-	-
	Industrials	249,538,572	249,538,572	-	-
	Information Technology	189,468,616	189,468,616	-	-
	Materials	72,933,819	72,933,819	-	-
	Telecommunication Services	85,873,262	85,873,262	-	-
	Utilities	43,243,855	43,243,855	-	-

		2,473,677,021	2,448,495,513	25,181,508	-
	Short-Term Investments	23,214,000	-	23,214,000	-

	Total	$2,496,891,021	$2,448,495,513	$48,395,508	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 131.1%

Consumer Discretionary - 19.5%

Amazon.com Inc *	42,390	$16,904,708
AutoZone Inc *	22,970	10,978,282
CBS Corp ‘B’	166,235	10,595,819
Comcast Corp ‘A’	440,559	22,893,648
Dana Holding Corp	19,460	381,805
DISH Network Corp ‘A’ *	98,700	5,716,704
Expedia Inc	12,210	850,549
General Motors Co *	768,940	31,426,578
Hilton Worldwide Holdings Inc *	42,580	947,405
Johnson Controls Inc	132,276	6,785,759
Lennar Corp ‘A’ †	94,320	3,731,299
Lowe’s Cos Inc	235,120	11,650,196
Lululemon Athletica Inc * †	70,700	4,173,421
Magna International Inc (NYSE) (Canada)	13,660	1,120,940
McDonald’s Corp	73,910	7,171,487
priceline.com Inc *	7,890	9,171,336
PulteGroup Inc †	110,100	2,242,737
Royal Caribbean Cruises Ltd (Liberia)	124,973	5,926,220
Starbucks Corp	63,720	4,995,011
Starwood Hotels & Resorts Worldwide Inc	21,940	1,743,133
The Home Depot Inc	295,780	24,354,525
The Walt Disney Co	129,300	9,878,520
Time Warner Cable Inc	45,550	6,172,025
Time Warner Inc	654,526	45,633,553
TJX Cos Inc	205,820	13,116,909
Toll Brothers Inc * †	131,510	4,865,870
TRW Automotive Holdings Corp *	23,450	1,744,445
VF Corp †	231,390	14,424,852
Whirlpool Corp	5,620	881,553
Yum! Brands Inc	95,330	7,207,901

		287,687,190

Consumer Staples - 10.5%

Archer-Daniels-Midland Co	165,360	7,176,624
Beam Inc	62,628	4,262,462
Coca-Cola Enterprises Inc	50,410	2,224,593
Colgate-Palmolive Co	42,740	2,787,075
ConAgra Foods Inc	9,750	328,575
Constellation Brands Inc ‘A’ *	39,420	2,774,380
Costco Wholesale Corp	70,000	8,330,700
CVS Caremark Corp	190,540	13,636,948
Dr Pepper Snapple Group Inc	29,450	1,434,804
General Mills Inc	248,840	12,419,604
Kellogg Co	19,480	1,189,644
Kimberly-Clark Corp	30,550	3,191,253
Lorillard Inc	20,330	1,030,324
Molson Coors Brewing Co ‘B’	13,330	748,480
Mondelez International Inc ‘A’	437,587	15,446,821
PepsiCo Inc	174,260	14,453,124
Philip Morris International Inc	251,900	21,948,047
The Coca-Cola Co	285,858	11,808,794
The Procter & Gamble Co	300,027	24,425,198
Wal-Mart Stores Inc	61,590	4,846,517

		154,463,967

Energy - 12.1%

Anadarko Petroleum Corp	91,830	7,283,956
Apache Corp	30,890	2,654,687
Cheniere Energy Inc *	68,120	2,937,334
Chevron Corp	155,030	19,364,797
Ensco PLC ‘A’ † (United Kingdom)	90,070	5,150,203
EOG Resources Inc †	35,340	5,931,466
Exxon Mobil Corp	418,576	42,359,891
Halliburton Co	162,670	8,255,502
Marathon Oil Corp	49,440	1,745,232
Marathon Petroleum Corp	87,350	8,012,616

	Shares	Value
National Oilwell Varco Inc	10,370	$824,726
Occidental Petroleum Corp	149,220	14,190,822
Phillips 66	101,100	7,797,843
QEP Resources Inc	105,979	3,248,256
Schlumberger Ltd (Netherlands)	418,345	37,697,068
Southwestern Energy Co *	34,420	1,353,739
The Williams Cos Inc	199,270	7,685,844
TransCanada Corp (NYSE) (Canada)	33,390	1,524,587

		178,018,569

Financials - 20.3%

ACE Ltd (Switzerland)	342,020	35,409,331
Alexandria Real Estate Equities Inc REIT	12,950	823,879
American Express Co	21,550	1,955,232
American International Group Inc	24,000	1,225,200
Ameriprise Financial Inc	52,040	5,987,202
Aon PLC (United Kingdom)	11,900	998,291
Apartment Investment & Management Co ‘A’ REIT	71,390	1,849,715
AvalonBay Communities Inc REIT	12,990	1,535,808
Axis Capital Holdings Ltd (Bermuda)	26,610	1,265,838
Bank of America Corp	1,767,274	27,516,456
BB&T Corp	92,490	3,451,727
Berkshire Hathaway Inc ‘B’ *	48,280	5,724,077
Boston Properties Inc REIT †	38,680	3,882,312
Brandywine Realty Trust REIT	91,080	1,283,317
Brixmor Property Group Inc REIT *	25,350	515,366
Capital One Financial Corp	115,750	8,867,607
CIT Group Inc †	19,480	1,015,492
Citigroup Inc	463,086	24,131,411
Comerica Inc †	53,110	2,524,849
Digital Realty Trust Inc REIT †	23,720	1,165,126
Everest Re Group Ltd (Bermuda)	9,650	1,504,146
Hartford Financial Services Group Inc †	151,562	5,491,091
HCP Inc REIT	39,080	1,419,386
Highwoods Properties Inc REIT †	62,750	2,269,668
IntercontinentalExchange Group Inc	54,320	12,217,654
Invesco Ltd † (Bermuda)	325,088	11,833,203
Kimco Realty Corp REIT	81,630	1,612,193
Marsh & McLennan Cos Inc	217,490	10,517,816
MetLife Inc	361,800	19,508,256
Morgan Stanley †	472,463	14,816,440
Northern Trust Corp	14,290	884,408
Post Properties Inc REIT	33,720	1,525,156
Prologis Inc REIT †	45,780	1,691,571
Prudential Financial Inc	30,910	2,850,520
RenaissanceRe Holdings Ltd (Bermuda)	10,710	1,042,511
Simon Property Group Inc REIT	32,480	4,942,157
State Street Corp †	105,010	7,706,684
Sunstone Hotel Investors Inc REIT	99,910	1,338,794
SunTrust Banks Inc	157,330	5,791,317
SVB Financial Group *	7,570	793,790
TD Ameritrade Holding Corp	64,259	1,968,896
The Goldman Sachs Group Inc	48,481	8,593,742
The Travelers Cos Inc	56,310	5,098,307
Wells Fargo & Co	849,094	38,548,868
XL Group PLC (Ireland)	64,680	2,059,411
Zions Bancorp	67,470	2,021,401

		299,175,622

Health Care - 17.3%

Abbott Laboratories	156,860	6,012,444
Aegerion Pharmaceuticals Inc * †	13,160	933,834
Alexion Pharmaceuticals Inc *	60,410	8,038,155
Allergan Inc †	19,760	2,194,941
athenahealth Inc *	12,360	1,662,420
Baxter International Inc	66,460	4,622,293
Biogen Idec Inc *	77,059	21,557,255
Bristol-Myers Squibb Co	521,600	27,723,040
Celgene Corp * †	101,563	17,160,084

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Cerner Corp *	86,420	$4,817,051
Humana Inc	74,099	7,648,499
Intuitive Surgical Inc *	790	303,423
Johnson & Johnson	727,720	66,651,875
McKesson Corp	46,000	7,424,400
Merck & Co Inc	261,809	13,103,540
Mettler-Toledo International Inc * †	8,530	2,069,293
Perrigo Co PLC (Ireland)	10,410	1,597,519
Pfizer Inc	121,041	3,707,486
Quest Diagnostics Inc †	22,630	1,211,610
Stryker Corp	158,811	11,933,058
UnitedHealth Group Inc	455,210	34,277,313
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	14,940	1,753,956
Vertex Pharmaceuticals Inc * †	110,450	8,206,435

		254,609,924

Industrials - 15.2%

CSX Corp	690,470	19,864,822
Deere & Co †	13,120	1,198,250
Delta Air Lines Inc	178,450	4,902,021
Eaton Corp PLC (Ireland)	110,310	8,396,797
Emerson Electric Co	255,830	17,954,149
Flowserve Corp	37,210	2,933,264
Fluor Corp	365,770	29,367,673
General Electric Co	100,320	2,811,970
Honeywell International Inc	353,534	32,302,402
Jacobs Engineering Group Inc *	12,600	793,674
Masco Corp †	276,440	6,294,539
MSC Industrial Direct Co Inc ‘A’ †	12,650	1,023,006
Norfolk Southern Corp	49,395	4,585,338
PACCAR Inc	317,618	18,793,457
Pentair Ltd (Switzerland)	12,770	991,846
SPX Corp †	58,622	5,839,337
Textron Inc	13,620	500,671
Union Pacific Corp	84,190	14,143,920
United Continental Holdings Inc *	24,982	945,069
United Technologies Corp	371,200	42,242,560
WW Grainger Inc	28,910	7,384,192

		223,268,957

Information Technology - 25.3%

Accenture PLC ‘A’ (Ireland)	60,660	4,987,465
Adobe Systems Inc *	132,530	7,935,896
Alliance Data Systems Corp * †	17,820	4,685,413
Altera Corp †	27,932	908,628
Apple Inc	78,283	43,925,374
Applied Materials Inc	563,510	9,968,492
Avago Technologies Ltd (Singapore)	541,660	28,648,397
Broadcom Corp ‘A’	45,727	1,355,806
Cisco Systems Inc	1,095,431	24,592,426
Citrix Systems Inc *	81,138	5,131,978
Cognizant Technology Solutions Corp ‘A’ * †	43,070	4,349,209
Corning Inc	57,480	1,024,294
eBay Inc *	290,780	15,960,914
Facebook Inc ‘A’ *	32,180	1,758,959
Fidelity National Information Services Inc	30,860	1,656,565
Freescale Semiconductor Ltd * † (Bermuda)	171,221	2,748,097
Genpact Ltd * (Bermuda)	44,240	812,689
Google Inc ‘A’ *	50,183	56,240,590
Hewlett-Packard Co	123,840	3,465,043
International Business Machines Corp	14,680	2,753,528
KLA-Tencor Corp	138,590	8,933,511
Lam Research Corp *	299,847	16,326,669
LinkedIn Corp ‘A’ *	7,070	1,532,988
Microsoft Corp	914,703	34,237,333
ON Semiconductor Corp * †	171,160	1,410,358
Oracle Corp	442,700	16,937,702
Paychex Inc	64,220	2,923,937

	Shares	Value
QUALCOMM Inc	331,088	$24,583,284
SanDisk Corp †	47,960	3,383,098
Teradyne Inc *	225,840	3,979,301
Visa Inc ‘A’ †	105,840	23,568,451
VMware Inc ‘A’ * †	34,360	3,082,436
Western Digital Corp	14,820	1,243,398
Xerox Corp	110,840	1,348,923
Xilinx Inc †	138,220	6,347,062

		372,748,214

Materials - 5.9%

Air Products & Chemicals Inc	58,906	6,584,513
Alcoa Inc †	1,374,119	14,606,885
Alumina Ltd ADR * † (Australia)	224,300	888,228
Axiall Corp	147,976	7,019,981
Ball Corp	55,500	2,867,130
Freeport-McMoRan Copper & Gold Inc	557,726	21,048,579
International Paper Co	15,560	762,907
Methanex Corp (NASDAQ) (Canada)	30,570	1,810,967
Monsanto Co †	86,878	10,125,631
The Dow Chemical Co	262,895	11,672,538
United States Steel Corp †	307,834	9,081,103

		86,468,462

Telecommunication Services - 1.6%

Verizon Communications Inc	473,094	23,247,839

Utilities - 3.4%

American Electric Power Co Inc	164,430	7,685,458
American Water Works Co Inc	90,250	3,813,965
CMS Energy Corp	148,100	3,964,637
Edison International	57,620	2,667,806
NextEra Energy Inc	187,270	16,034,058
NiSource Inc	124,740	4,101,451
Sempra Energy	99,700	8,949,072
Xcel Energy Inc	108,260	3,024,784

		50,241,231

Total Common Stocks (Cost $1,555,155,818)		1,929,929,975

	Principal Amount

SHORT-TERM INVESTMENTS - 1.5%

U.S. Treasury Bills - 0.1%

0.068% due 06/26/14 ‡	$160,000	159,938
0.069% due 06/26/14 ‡	400,000	399,844
0.072% due 06/26/14	45,000	44,982
0.080% due 06/26/14	30,000	29,988
0.083% due 06/26/14 ‡	145,000	144,944
0.086% due 06/26/14	80,000	79,969

		859,665

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $19,993,168; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $20,398,606)	$19,993,168	$19,993,168

Total Short-Term Investments (Cost $20,852,864)		20,852,833

TOTAL INVESTMENTS - 132.6% (Cost $1,576,008,682)		1,950,782,808

TOTAL SECURITIES SOLD SHORT - (32.2%) (See Securities Sold Short)
(Proceeds $389,129,221)		(474,132,295)

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(5,810,932)

NET ASSETS - 100.0%		$1,470,839,581

SECURITIES SOLD SHORT

	Shares	Value

COMMON STOCKS - (32.2%)

Consumer Discretionary - (4.6%)

AMC Networks Inc ‘A’	8,970	($610,947)
Autoliv Inc	25,670	(2,356,506)
Bed Bath & Beyond Inc	37,100	(2,979,130)
Chipotle Mexican Grill Inc	2,850	(1,518,423)
Choice Hotels International Inc	57,980	(2,847,398)
Darden Restaurants Inc	27,980	(1,521,273)
Discovery Communications Inc ‘A’	40,320	(3,645,734)
Ford Motor Co	60,860	(939,070)
Gentex Corp	60,730	(2,003,483)
Genuine Parts Co	19,250	(1,601,407)
Graham Holdings Co ‘B’	8,640	(5,731,085)
Groupon Inc	60,840	(716,087)
Harman International Industries Inc	9,760	(798,856)
Hasbro Inc	86,300	(4,747,363)
Kohl’s Corp	27,510	(1,561,192)
Marriott International Inc ‘A’	69,250	(3,418,180)
Mattel Inc	51,430	(2,447,039)
Netflix Inc	21,180	(7,797,841)
News Corp ‘B’	146,237	(2,607,406)
NIKE Inc ‘B’	31,010	(2,438,626)
Omnicom Group Inc	40,030	(2,977,031)
Scripps Networks Interactive Inc ‘A’	53,970	(4,663,548)
The Interpublic Group of Cos Inc	88,240	(1,561,848)
Tim Hortons Inc (Canada) (NYSE)	33,200	(1,938,216)
Twenty-First Century Fox Inc ‘B’	77,390	(2,677,694)
Under Armour Inc ‘A’	18,620	(1,625,526)

		(67,730,909)

Consumer Staples - (3.4%)

Altria Group Inc	112,460	(4,317,339)
Brown-Forman Corp ‘B’	87,060	(6,579,124)
Church & Dwight Co Inc	105,490	(6,991,877)
Mead Johnson Nutrition Co	54,747	(4,585,609)
Safeway Inc	62,780	(2,044,745)
Sysco Corp	208,370	(7,522,157)
The Clorox Co	13,370	(1,240,201)
The Estee Lauder Cos Inc ‘A’	38,170	(2,874,965)
The Hershey Co	134,270	(13,055,072)
The Kroger Co	18,840	(744,745)

		(49,955,834)

	Shares	Value
Energy - (1.7%)

Concho Resources Inc	15,250	($1,647,000)
ConocoPhillips	63,090	(4,457,309)
CONSOL Energy Inc	22,640	(861,226)
Devon Energy Corp	9,900	(612,513)
Diamond Offshore Drilling Inc	39,070	(2,223,864)
Enbridge Inc (Canada)	46,390	(2,026,315)
FMC Technologies Inc	13,260	(692,305)
Kinder Morgan Inc	34,100	(1,227,600)
Nabors Industries Ltd (Bermuda)	75,470	(1,282,235)
Pioneer Natural Resources Co	6,650	(1,224,065)
Spectra Energy Corp	92,880	(3,308,386)
Tenaris SA ADR (Luxembourg)	23,860	(1,042,443)
Ultra Petroleum Corp (Canada)	41,230	(892,629)
WPX Energy Inc	179,162	(3,651,322)

		(25,149,212)

Financials - (4.5%)

Arch Capital Group Ltd (Bermuda)	33,330	(1,989,468)
Assurant Inc	11,040	(732,725)
BancorpSouth Inc	103,620	(2,634,020)
Bank of Hawaii Corp	35,250	(2,084,685)
BlackRock Inc	1,380	(436,729)
Brookfield Office Properties Inc (NYSE) (Canada)	99,480	(1,914,990)
CME Group Inc ‘A’	8,970	(703,786)
Cullen/Frost Bankers Inc	11,300	(841,059)
DDR Corp REIT	112,960	(1,736,195)
EastGroup Properties Inc REIT	15,980	(925,721)
Federal Realty Investment Trust REIT	12,560	(1,273,710)
Federated Investors Inc ‘B’	7,750	(223,200)
Fifth Third Bancorp	55,940	(1,176,418)
Franklin Resources Inc	45,080	(2,602,468)
Hudson Pacific Properties Inc REIT	35,140	(768,512)
KeyCorp	177,710	(2,384,868)
Lincoln National Corp	22,360	(1,154,223)
Northern Trust Corp	8,820	(545,870)
Omega Healthcare Investors Inc REIT	27,580	(821,884)
Principal Financial Group Inc	44,900	(2,214,019)
Realty Income Corp REIT	5,410	(201,955)
Senior Housing Properties Trust REIT	75,330	(1,674,586)
Signature Bank	5,930	(637,001)
T Rowe Price Group Inc	8,220	(688,589)
The Allstate Corp	21,030	(1,146,976)
The Chubb Corp	34,960	(3,378,185)
The Macerich Co REIT	11,200	(659,568)
The Progressive Corp	413,710	(11,281,872)
Torchmark Corp	43,790	(3,422,189)
UDR Inc REIT	76,350	(1,782,773)
UMB Financial Corp	44,810	(2,880,387)
US Bancorp	29,800	(1,203,920)
Valley National Bancorp	319,733	(3,235,698)
Washington REIT	32,650	(762,704)
Weingarten Realty Investors REIT	85,060	(2,332,345)
WR Berkley Corp	84,370	(3,660,814)

		(66,114,112)

Health Care - (3.4%)

AbbVie Inc	88,690	(4,683,719)
Amgen Inc	14,240	(1,625,638)
Becton Dickinson & Co	6,480	(715,975)
Cigna Corp	9,420	(824,062)
CR Bard Inc	12,520	(1,676,929)
DaVita HealthCare Partners Inc	42,230	(2,676,115)
Eli Lilly & Co	103,480	(5,277,480)
Express Scripts Holding Co	17,200	(1,208,128)
Gilead Sciences Inc	10,600	(796,590)
Hospira Inc	66,630	(2,750,486)
Laboratory Corp of America Holdings	36,320	(3,318,558)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Medivation Inc	50,180	($3,202,488)
Medtronic Inc	17,290	(992,273)
Pfizer Inc	50,900	(1,559,067)
Quality Systems Inc	84,050	(1,770,093)
Regeneron Pharmaceuticals Inc	2,750	(756,910)
St Jude Medical Inc	41,250	(2,555,437)
Tenet Healthcare Corp	34,432	(1,450,276)
United Therapeutics Corp	13,710	(1,550,327)
Varian Medical Systems Inc	5,540	(430,403)
WellPoint Inc	34,040	(3,144,956)
Zimmer Holdings Inc	84,020	(7,829,824)

		(50,795,734)

Industrials - (5.4%)

3M Co	31,240	(4,381,410)
Allegion PLC (Ireland) l	-	(15)
Caterpillar Inc	23,120	(2,099,527)
CH Robinson Worldwide Inc	30,620	(1,786,371)
Danaher Corp	21,020	(1,622,744)
Dover Corp	89,700	(8,659,638)
Fastenal Co	85,530	(4,063,530)
Fortune Brands Home & Security Inc	18,350	(838,595)
GATX Corp	18,540	(967,232)
General Electric Co	142,220	(3,986,427)
Heartland Express Inc	218,632	(4,289,560)
Illinois Tool Works Inc	24,330	(2,045,666)
Ingersoll-Rand PLC (Ireland)	9,370	(577,192)
Knight Transportation Inc	36,800	(674,912)
Lockheed Martin Corp	101,228	(15,048,555)
Raytheon Co	104,399	(9,468,989)
Rockwell Automation Inc	83,000	(9,807,280)
The ADT Corp	18,760	(759,217)
The Boeing Co	44,810	(6,116,117)
Werner Enterprises Inc	89,440	(2,211,851)

		(79,404,828)

Information Technology - (4.7%)

Analog Devices Inc	59,820	(3,046,633)
AOL Inc	160,100	(7,463,862)
Automatic Data Processing Inc	57,290	(4,629,605)
Electronic Arts Inc	182,710	(4,191,367)
Intel Corp	319,820	(8,302,527)
Linear Technology Corp	193,800	(8,827,590)
MasterCard Inc ‘A’	4,900	(4,093,754)
Microchip Technology Inc	179,520	(8,033,520)
Micron Technology Inc	43,860	(954,393)
NVIDIA Corp	126,230	(2,022,205)
Paychex Inc	7,240	(329,637)
Red Hat Inc	26,820	(1,502,993)
Salesforce.com Inc	16,300	(899,597)
Seagate Technology PLC (Ireland)	62,700	(3,521,232)
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	471,110	(8,216,158)
Twitter Inc	18,880	(1,201,712)
Vantiv Inc ‘A’	56,680	(1,848,335)

		(69,085,120)

Materials - (2.2%)

Bemis Co Inc	32,650	(1,337,344)
Cabot Corp	67,730	(3,481,322)
Cliffs Natural Resources Inc	322,473	(8,452,017)
MeadWestvaco Corp	28,800	(1,063,584)
Nucor Corp	28,470	(1,519,728)
Olin Corp	41,080	(1,185,158)
OM Group Inc	91,070	(3,315,859)
Praxair Inc	37,990	(4,939,840)
Sigma-Aldrich Corp	36,890	(3,468,029)
The Sherwin-Williams Co	3,970	(728,495)

	Shares	Value
The Valspar Corp	14,630	($1,042,973)
Vale SA ADR (Brazil)	81,810	(1,247,602)

		(31,781,951)

Telecommunication Services - (0.5%)

AT&T Inc	199,990	(7,031,648)

Utilities - (1.8%)

Consolidated Edison Inc	36,820	(2,035,410)
Entergy Corp	70,390	(4,453,575)
Exelon Corp	118,400	(3,242,976)
FirstEnergy Corp	28,860	(951,803)
Northeast Utilities	14,430	(611,688)
ONEOK Inc	59,580	(3,704,684)
Public Service Enterprise Group Inc	69,040	(2,212,042)
SCANA Corp	34,757	(1,631,146)
The Southern Co	197,070	(8,101,548)
Wisconsin Energy Corp	3,340	(138,075)

		(27,082,947)

Total Common Stocks (Proceeds $389,129,221)		(474,132,295)

TOTAL SECURITIES SOLD SHORT - (32.2%) (Proceeds $389,129,221)		($474,132,295)

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

	Long		Short		Net Exposure
Information Technology	25.3%		(4.7%	)	20.6%
Financials	20.3%		(4.5%	)	15.8%
Consumer Discretionary	19.5%		(4.6%	)	14.9%
Health Care	17.3%		(3.4%	)	13.9%
Energy	12.1%		(1.7%	)	10.4%
Industrials	15.2%		(5.4%	)	9.8%
Consumer Staples	10.5%		(3.4%	)	7.1%
Others (each less than 3.0%)	6.5%		(2.3%	)	4.2%
Materials	5.9%		(2.2%	)	3.7%

	132.6%		(32.2%	)	100.4%

Securities Sold Short	(32.2%	)
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	The portfolio engages in securities lending to help achieve its stated investment objective. The Trust, on behalf of the portfolio, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the portfolio, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. As of December 31, 2013, the total value of securities out on loan was $57,079,314, and the cash collateral was $58,101,983 (See Note 8 in Notes to Financial Statements).

(d)	As of December 31, 2013, investments with a total aggregate value of $644,749 were segregated with the broker(s) / custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(e)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/14)	129	$36,570

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks - Long (1)	$1,929,929,975	$1,929,929,975	$-	$-
	Short-Term Investments	20,852,833	-	20,852,833	-
	Derivatives:
	Equity Contracts
	Futures	36,570	36,570	-	-

	Total Assets	1,950,819,378	1,929,966,545	20,852,833	-

Liabilities	Common Stocks - Short (1)	(474,132,295)	(474,132,295)	-	-

	Total Liabilities	(474,132,295)	(474,132,295)	-	-

	Total	$1,476,687,083	$1,455,834,250	$20,852,833	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
PREFERRED STOCKS - 0.5%

Consumer Staples - 0.5%

Henkel AG & Co KGaA (Germany)	63,340	$7,348,135

Total Preferred Stocks (Cost $5,741,496)		7,348,135

COMMON STOCKS - 98.1%

Consumer Discretionary - 8.7%

AutoZone Inc *	103,876	49,646,495
Comcast Corp ‘A’	149,930	7,791,113
Delphi Automotive PLC (United Kingdom)	183,670	11,044,077
PVH Corp	79,450	10,806,789
Time Warner Inc	422,190	29,435,087
TJX Cos Inc	282,415	17,998,308
Twenty-First Century Fox Inc ‘A’	240,910	8,475,214

		135,197,083

Consumer Staples - 7.7%

Henkel AG & Co KGaA (Germany)	212,485	22,153,041
Kraft Foods Group Inc	113,049	6,095,602
Mondelez International Inc ‘A’	1,143,440	40,363,432
Philip Morris International Inc	583,158	50,810,556

		119,422,631

Energy - 9.6%

Chevron Corp	467,392	58,381,935
Kinder Morgan Inc	227,370	8,185,320
National Oilwell Varco Inc	655,702	52,147,980
Noble Energy Inc	452,620	30,827,948

		149,543,183

Financials - 20.0%

American International Group Inc	556,080	28,387,884
CIT Group Inc	727,814	37,940,944
Citigroup Inc	363,079	18,920,047
CME Group Inc ‘A’	178,670	14,018,448
Digital Realty Trust Inc REIT	160,850	7,900,952
Discover Financial Services	918,546	51,392,649
JPMorgan Chase & Co	1,210,999	70,819,221
Lincoln National Corp	219,640	11,337,817
Marsh & McLennan Cos Inc	538,145	26,024,692
McGraw Hill Financial Inc	568,324	44,442,937

		311,185,591

Health Care - 19.9%

AbbVie Inc	322,483	17,030,327
Actavis PLC * (Ireland)	167,470	28,134,960
Allergan Inc	325,980	36,209,858
Covidien PLC (Ireland)	603,846	41,121,913
Express Scripts Holding Co *	748,676	52,587,002
Gilead Sciences Inc *	190,880	14,344,632
Intuitive Surgical Inc *	57,340	22,023,147
Pfizer Inc	738,598	22,623,257
Sanofi (France)	146,310	15,574,108
UnitedHealth Group Inc	384,960	28,987,488
Zoetis Inc	923,177	30,178,656

		308,815,348

Industrials - 12.0%

Canadian National Railway Co (NYSE) (Canada)	764,140	43,571,263
CSX Corp	667,738	19,210,822
Deere & Co	240,040	21,922,853
General Electric Co	1,116,690	31,300,821
L-3 Communications Holdings Inc	29,340	3,135,272

	Shares	Value
Towers Watson & Co ‘A’	190,973	$24,370,064
Tyco International Ltd (Switzerland)	1,064,366	43,681,581

		187,192,676

Information Technology - 15.0%

Amdocs Ltd (United Kingdom)	350,970	14,474,003
Apple Inc	126,572	71,020,815
Avnet Inc	253,170	11,167,329
Corning Inc	502,580	8,955,976
eBay Inc *	769,025	42,211,782
Google Inc ‘A’ *	51,066	57,230,177
Western Digital Corp	330,165	27,700,843

		232,760,925

Materials - 3.3%

Air Products & Chemicals Inc	87,780	9,812,048
PPG Industries Inc	18,250	3,461,295
Vulcan Materials Co	653,620	38,838,101

		52,111,444

Telecommunication Services - 0.5%

America Movil SAB de CV ‘L’ ADR (Mexico)	343,530	8,028,296

Utilities - 1.4%

Exelon Corp	563,610	15,437,278
ITC Holdings Corp	63,120	6,048,158

		21,485,436

Total Common Stocks (Cost $1,160,827,947)		1,525,742,613

	Principal Amount

SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $25,515,972; collateralized by Fannie Mae: 0.000% due 06/01/17 and value $6,006,000; and U.S. Treasury Notes: 0.500% due 07/31/17 and value $20,024,822)	$25,515,972	25,515,972

Total Short-Term Investment (Cost $25,515,972)		25,515,972

TOTAL INVESTMENTS - 100.2% (Cost $1,192,085,415)		1,558,606,720

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(3,457,010)

NET ASSETS - 100.0%		$1,555,149,710

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.0%
Health Care	19.9%
Information Technology	15.0%
Industrials	12.0%
Energy	9.6%
Consumer Discretionary	8.7%
Consumer Staples	8.2%
Materials	3.3%
Others (each less than 3.0%)	3.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$7,348,135	$-	$7,348,135	$-
	Common Stocks
	Consumer Discretionary	135,197,083	135,197,083	-	-
	Consumer Staples	119,422,631	97,269,590	22,153,041	-
	Energy	149,543,183	149,543,183	-	-
	Financials	311,185,591	311,185,591	-	-
	Health Care	308,815,348	293,241,240	15,574,108	-
	Industrials	187,192,676	187,192,676	-	-
	Information Technology	232,760,925	232,760,925	-	-
	Materials	52,111,444	52,111,444	-	-
	Telecommunication Services	8,028,296	8,028,296	-	-
	Utilities	21,485,436	21,485,436	-	-

		1,525,742,613	1,488,015,464	37,727,149	-
	Short-Term Investment	25,515,972	-	25,515,972	-

	Total	$1,558,606,720	$1,488,015,464	$70,591,256	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 98.3%

Consumer Discretionary - 19.1%

Advance Auto Parts Inc	55,641	$6,158,346
AutoZone Inc *	7,840	3,747,050
Buffalo Wild Wings Inc *	75,247	11,076,358
Cabela’s Inc *	102,084	6,804,919
Chipotle Mexican Grill Inc *	22,400	11,934,272
Discovery Communications Inc ‘C’ *	52,636	4,414,055
Dollar Tree Inc *	94,669	5,341,225
DR Horton Inc *	374,791	8,365,335
Expedia Inc	72,738	5,066,929
Fifth & Pacific Cos Inc *	300,362	9,632,609
Harley-Davidson Inc	88,342	6,116,800
HomeAway Inc *	235,005	9,607,004
Life Time Fitness Inc *	160,563	7,546,461
LKQ Corp *	348,904	11,478,942
Michael Kors Holdings Ltd * (United Kingdom)	57,581	4,675,001
Netflix Inc *	21,219	7,812,199
Nordstrom Inc	28,252	1,745,974
Panera Bread Co ‘A’ *	66,238	11,703,592
Polaris Industries Inc	81,484	11,867,330
priceline.com Inc *	11,712	13,614,029
TripAdvisor Inc *	298,982	24,764,679
TRW Automotive Holdings Corp *	469,496	34,925,808
Wynn Resorts Ltd	57,503	11,167,658

		229,566,575

Consumer Staples - 4.8%

Hormel Foods Corp	108,049	4,880,573
Sprouts Farmers Market Inc *	156,532	6,015,525
The JM Smucker Co	162,241	16,811,412
Tyson Foods Inc ‘A’	892,452	29,861,444

		57,568,954

Energy - 12.1%

Antero Resources Corp *	147,639	9,366,218
Bristow Group Inc	36,274	2,722,726
Cabot Oil & Gas Corp	463,632	17,970,376
Diamondback Energy Inc *	140,388	7,420,910
Energy XXI Bermuda Ltd (Bermuda)	230,342	6,233,055
Gulfport Energy Corp *	895,320	56,539,458
Oasis Petroleum Inc *	129,642	6,089,285
Tesoro Corp	196,979	11,523,271
Tidewater Inc	250,107	14,823,842
Western Refining Inc	174,713	7,409,578
WPX Energy Inc *	292,081	5,952,611

		146,051,330

Financials - 16.8%

Arch Capital Group Ltd * (Bermuda)	55,224	3,296,321
Comerica Inc	527,906	25,096,651
Hartford Financial Services Group Inc	1,290,168	46,742,787
KeyCorp	2,962,731	39,759,850
Lincoln National Corp	591,557	30,536,172
Principal Financial Group Inc	480,225	23,679,895
Reinsurance Group of America Inc	88,992	6,888,871
Signature Bank *	142,091	15,263,415
The NASDAQ OMX Group Inc	209,718	8,346,776
Validus Holdings Ltd (Bermuda)	59,986	2,416,836

		202,027,574

Health Care - 9.6%

Acorda Therapeutics Inc *	167,822	4,900,402
Catamaran Corp (NASDAQ) * (Canada)	252,702	11,998,291
DaVita HealthCare Partners Inc *	394,710	25,012,773
HMS Holdings Corp *	244,466	5,556,712
Humana Inc	41,897	4,324,608

	Shares	Value
MEDNAX Inc *	101,600	$5,423,408
Perrigo Co PLC (Ireland)	245,297	37,643,278
The Cooper Cos Inc	28,432	3,521,019
Universal Health Services Inc ‘B’	44,173	3,589,498
Zimmer Holdings Inc	143,496	13,372,392

		115,342,381

Industrials - 11.8%

AGCO Corp	108,865	6,443,719
Chart Industries Inc *	120,881	11,561,059
Exelis Inc	626,514	11,941,357
Fluor Corp	48,728	3,912,371
Generac Holdings Inc	259,647	14,706,406
Jacobs Engineering Group Inc *	89,337	5,627,338
JetBlue Airways Corp *	928,499	7,938,666
Manpowergroup Inc	149,338	12,822,161
Parker Hannifin Corp	72,165	9,283,306
Southwest Airlines Co	434,175	8,179,857
Textron Inc	467,373	17,180,631
Towers Watson & Co ‘A’	70,955	9,054,568
Trinity Industries Inc	193,764	10,564,013
United Rentals Inc *	155,882	12,151,002

		141,366,454

Information Technology - 16.2%

Applied Materials Inc	266,913	4,721,691
Arrow Electronics Inc *	111,438	6,045,511
Avago Technologies Ltd (Singapore)	231,397	12,238,587
Avnet Inc	576,696	25,438,061
Computer Sciences Corp	314,951	17,599,462
Cree Inc *	212,062	13,268,719
DST Systems Inc	91,393	8,293,001
FEI Co	61,747	5,517,712
IAC/InterActiveCorp	313,685	21,547,023
iGATE Corp *	112,071	4,500,771
JDS Uniphase Corp *	593,206	7,699,814
Lam Research Corp *	169,697	9,240,002
Linear Technology Corp	53,726	2,447,219
MICROS Systems Inc *	85,214	4,888,727
Seagate Technology PLC (Ireland)	137,966	7,748,171
Skyworks Solutions Inc *	299,692	8,559,203
Yelp Inc *	505,288	34,839,608

		194,593,282

Materials - 6.1%

Agnico Eagle Mines Ltd (NYSE) (Canada)	122,137	3,221,974
CF Industries Holdings Inc	24,368	5,678,719
Compass Minerals International Inc	206,030	16,492,701
Eagle Materials Inc	78,369	6,068,112
KapStone Paper & Packaging Corp *	228,999	12,791,884
Louisiana-Pacific Corp *	433,542	8,024,862
US Silica Holdings Inc	442,216	15,083,988
Westlake Chemical Corp	53,427	6,521,834

		73,884,074

Utilities - 1.8%

DTE Energy Co	122,459	8,130,053
Questar Corp	609,356	14,009,095

		22,139,148

Total Common Stocks (Cost $973,643,095)		1,182,539,772

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $18,290,239; collateralized by U.S. Treasury Notes: 1.875% due 08/31/17 and value $18,657,275).	$18,290,239	$18,290,239

Total Short-Term Investment (Cost $18,290,239)		18,290,239

TOTAL INVESTMENTS - 99.8% (Cost $991,933,334)		1,200,830,011

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,981,811

NET ASSETS - 100.0%		$1,203,811,822

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.1%
Financials	16.8%
Information Technology	16.2%
Energy	12.1%
Industrials	11.8%
Health Care	9.6%
Materials	6.1%
Consumer Staples	4.8%
Others (each less than 3.0%)	3.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,182,539,772	$1,182,539,772	$-	$-
	Short-Term Investment	18,290,239	-	18,290,239	-

	Total	$1,200,830,011	$1,182,539,772	$18,290,239	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 96.9%

Consumer Discretionary - 22.3%

Burberry Group PLC (United Kingdom)	385,700	$9,690,252
CarMax Inc *	353,640	16,628,153
Carter’s Inc	118,670	8,519,319
DSW Inc ‘A’	221,320	9,457,004
Dunkin’ Brands Group Inc	351,900	16,961,580
Gentex Corp	478,600	15,789,014
Harman International Industries Inc	197,350	16,153,097
HomeAway Inc *	157,680	6,445,958
LKQ Corp *	517,940	17,040,226
Mattel Inc	255,300	12,147,174
Michael Kors Holdings Ltd * (United Kingdom)	100,100	8,127,119
Nordstrom Inc	140,600	8,689,080
Norwegian Cruise Line Holdings Ltd * (Bermuda)	410,107	14,546,495
Panera Bread Co ‘A’ *	15,500	2,738,695
Tumi Holdings Inc *	18,280	412,214
Ulta Salon Cosmetics & Fragrance Inc *	135,030	13,033,096
Under Armour Inc ‘A’ *	146,430	12,783,339

		189,161,815

Consumer Staples - 5.9%

Brown-Forman Corp ‘B’	126,100	9,529,377
Coty Inc ‘A’	546,300	8,331,075
Mead Johnson Nutrition Co	200,970	16,833,247
The Hain Celestial Group Inc *	168,943	15,336,646

		50,030,345

Energy - 6.7%

Cabot Oil & Gas Corp	265,030	10,272,563
Continental Resources Inc *	110,090	12,387,327
Dril-Quip Inc *	83,200	9,146,176
Patterson-UTI Energy Inc	452,500	11,457,300
Southwestern Energy Co *	338,800	13,325,004

		56,588,370

Financials - 8.6%

First Republic Bank	328,600	17,202,210
Northern Trust Corp	370,700	22,942,623
Oaktree Capital Group LLC	124,492	7,325,109
Signature Bank *	156,510	16,812,304
UMB Financial Corp	130,610	8,395,611

		72,677,857

Health Care - 13.2%

Acadia Healthcare Co Inc *	158,300	7,492,339
Alkermes PLC * (Ireland)	61,000	2,480,260
DENTSPLY International Inc	229,250	11,114,040
Henry Schein Inc *	149,700	17,104,722
Hologic Inc *	564,096	12,607,546
Intuitive Surgical Inc *	33,370	12,816,750
Medivation Inc *	130,192	8,308,853
Premier Inc ‘A’ *	238,649	8,772,737
Varian Medical Systems Inc *	232,132	18,034,335
Zimmer Holdings Inc	144,060	13,424,951

		112,156,533

Industrials - 17.7%

Expeditors International of Washington Inc	415,840	18,400,920
Fastenal Co	421,600	20,030,216
Flowserve Corp	114,980	9,063,873
Fortune Brands Home & Security Inc	392,793	17,950,640
Graco Inc	80,708	6,304,909
IDEX Corp	202,013	14,918,660
Joy Global Inc	182,430	10,670,331
Pall Corp	191,962	16,383,957

	Shares	Value
Polypore International Inc *	331,829	$12,908,148
Stericycle Inc *	91,839	10,668,937
Verisk Analytics Inc ‘A’ *	190,910	12,546,605

		149,847,196

Information Technology - 21.5%

ANSYS Inc *	145,590	12,695,448
Aruba Networks Inc *	494,500	8,851,550
Cavium Inc *	91,120	3,144,551
F5 Networks Inc *	151,890	13,800,726
Fusion-io Inc *	845,600	7,534,296
Microchip Technology Inc	473,490	21,188,678
NetApp Inc	261,760	10,768,806
OpenTable Inc *	102,920	8,168,760
ServiceNow Inc *	157,380	8,814,854
Skyworks Solutions Inc *	350,200	10,001,712
Solera Holdings Inc	185,136	13,100,223
Teradata Corp *	301,010	13,692,945
The Ultimate Software Group Inc *	33,590	5,146,660
Trimble Navigation Ltd *	384,930	13,357,071
Vantiv Inc ‘A’ *	469,000	15,294,090
WebMD Health Corp *	219,774	8,681,073
Zillow Inc ‘A’ *	96,500	7,886,945

		182,128,388

Materials - 1.0%

The Scotts Miracle-Gro Co ‘A’	135,797	8,449,289

Total Common Stocks (Cost $772,429,122)		821,039,793

PURCHASED OPTIONS - 0.0%
(See Note (c) in Notes to Schedule of Investments) (Cost $276,999)		222,050

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $21,583,713; collateralized by U.S. Treasury Notes: 0.625% due 05/31/17 and value $22,017,338)	$21,583,713	21,583,713

Total Short-Term Investment (Cost $21,583,713)		21,583,713

TOTAL INVESTMENTS - 99.4% (Cost $794,289,834)		842,845,556

OTHER ASSETS & LIABILITIES, NET - 0.6%		4,896,315

NET ASSETS - 100.0%		$847,741,871

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	22.3%
Information Technology	21.5%
Industrials	17.7%
Health Care	13.2%
Financials	8.6%
Energy	6.7%
Consumer Staples	5.9%
Others (each less than 3.0%)	3.5%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Purchased options outstanding as of December 31, 2013 were as follows:

Options on Securities

Description	Strike Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Put - OTC Skyworks Solutions Inc	$26.00	02/21/14	MSC	3,112	$276,999	$222,050

Total Purchased Options					$276,999	$222,050

(d)	Transactions in written options for the year ended December 31, 2013 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2012	-	$-
Call Options Written	3,112	233,400
Put Options Written	3,112	77,800

Outstanding, December 31, 2013	6,224	$311,200

(e)	Premiums received and value of written options outstanding as of December 31, 2013 were as follows:

Options on Securities

Description	Strike Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Call - OTC Skyworks Solutions Inc	$30.00	02/21/14	MSC	3,112	$233,400	($315,046)

Put - OTC Skyworks Solutions Inc	23.00	02/21/14	MSC	3,112	77,800	(81,069)

Total Written Options					$311,200	($396,115)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$189,161,815	$179,471,563	$9,690,252	$-
	Consumer Staples	50,030,345	50,030,345	-	-
	Energy	56,588,370	56,588,370	-	-
	Financials	72,677,857	72,677,857	-	-
	Health Care	112,156,533	112,156,533	-	-
	Industrials	149,847,196	149,847,196	-	-
	Information Technology	182,128,388	182,128,388	-	-
	Materials	8,449,289	8,449,289	-	-

		821,039,793	811,349,541	9,690,252	-
	Short-Term Investment	21,583,713	-	21,583,713	-
	Derivatives:
	Equity Contracts
	Purchased Options	222,050	-	222,050	-

	Total Assets	842,845,556	811,349,541	31,496,015	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(396,115)	-	(396,115)	-

	Total Liabilities	(396,115)	-	(396,115)	-

	Total	$842,449,441	$811,349,541	$31,099,900	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 99.7%

Consumer Discretionary - 14.3%

Abercrombie & Fitch Co ‘A’	420,309	$13,832,369
AMC Entertainment Holdings Inc ‘A’ *	357,900	7,354,845
Apollo Education Group Inc *	613,732	16,767,158
Deckers Outdoor Corp *	127,729	10,787,991
Dick’s Sporting Goods Inc	123,620	7,182,322
Extended Stay America Inc *	22,400	588,224
Foot Locker Inc	172,601	7,152,586
Hanesbrands Inc	108,166	7,600,825
Jarden Corp *	140,517	8,620,718
Lear Corp	108,800	8,809,536
Lennar Corp ‘A’	181,581	7,183,344
Mohawk Industries Inc *	89,623	13,344,865
Office Depot Inc *	2,536,053	13,415,721
PVH Corp	92,695	12,608,374
Staples Inc	591,200	9,394,168
Tenneco Inc *	133,730	7,565,106
Thor Industries Inc	102,156	5,642,076
Tribune Co *	284,680	22,034,232
Weight Watchers International Inc	210,755	6,940,162
Wyndham Worldwide Corp	150,441	11,085,997

		197,910,619

Consumer Staples - 5.4%

Coty Inc ‘A’	596,008	9,089,122
Energizer Holdings Inc	110,745	11,987,039
Flowers Foods Inc	355,349	7,629,343
Ingredion Inc	88,300	6,045,018
Pinnacle Foods Inc	324,802	8,919,063
SUPERVALU Inc *	1,826,400	13,314,456
The JM Smucker Co	50,173	5,198,926
Tyson Foods Inc ‘A’	362,844	12,140,760

		74,323,727

Energy - 9.0%

Africa Oil Corp * (Canada)	1,094,637	9,511,414
Bill Barrett Corp *	500,100	13,392,678
Helix Energy Solutions Group Inc *	640,800	14,853,744
McDermott International Inc * (Panama)	1,103,600	10,108,976
Oasis Petroleum Inc *	320,432	15,050,691
Oil States International Inc *	65,000	6,611,800
Patterson-UTI Energy Inc	404,400	10,239,408
SM Energy Co	201,500	16,746,665
Superior Energy Services Inc *	613,900	16,335,879
Whiting Petroleum Corp *	197,850	12,240,980

		125,092,235

Financials - 24.4%

Alexander & Baldwin Inc	21,437	894,566
Alleghany Corp *	10,122	4,048,395
American Campus Communities Inc REIT	622,543	20,052,110
American Financial Group Inc	26,900	1,552,668
Apollo Investment Corp	625,300	5,302,544
Associated Banc-Corp	738,200	12,844,680
Bank of Hawaii Corp	202,600	11,981,764
BioMed Realty Trust Inc REIT	253,984	4,602,190
CommonWealth REIT	806,605	18,801,963
Corporate Office Properties Trust REIT	836,942	19,827,156
Discover Financial Services	115,660	6,471,177
Everest Re Group Ltd (Bermuda)	46,600	7,263,542
Federated Investors Inc ‘B’	275,400	7,931,520
Fidelity National Financial Inc ‘A’	292,500	9,491,625
First Niagara Financial Group Inc	908,800	9,651,456
FirstMerit Corp	385,400	8,567,442
Forest City Enterprises Inc ‘A’ *	1,022,435	19,528,508
Fulton Financial Corp	875,500	11,451,540
Greenhill & Co Inc	158,100	9,160,314

	Shares	Value
Hancock Holding Co	337,300	$12,372,164
HCC Insurance Holdings Inc	59,700	2,754,558
Huntington Bancshares Inc	883,000	8,520,950
ING US Inc	453,780	15,950,367
Kemper Corp	252,622	10,327,187
New York Community Bancorp Inc	1,307,800	22,036,430
Old Republic International Corp	300,000	5,181,000
Protective Life Corp	42,636	2,159,940
Springleaf Holdings Inc *	344,900	8,719,072
Tanger Factory Outlet Centers REIT	580,443	18,585,785
TCF Financial Corp	708,300	11,509,875
The Hanover Insurance Group Inc	96,500	5,762,015
Webster Financial Corp	402,500	12,549,950
WR Berkley Corp	264,275	11,466,892

		337,321,345

Health Care - 7.5%

Alere Inc *	156,675	5,671,635
CareFusion Corp *	587,197	23,382,184
Hospira Inc *	546,435	22,556,837
Mallinckrodt PLC * (Ireland)	68,580	3,583,991
Myriad Genetics Inc *	734,129	15,402,026
Owens & Minor Inc	265,587	9,709,861
Teleflex Inc	248,515	23,325,618

		103,632,152

Industrials - 12.8%

AGCO Corp	78,600	4,652,334
AMETEK Inc	153,150	8,066,411
Con-way Inc	281,500	11,178,365
Crane Co	104,500	7,027,625
Delta Air Lines Inc	465,100	12,776,297
Dover Corp	143,700	13,872,798
Joy Global Inc	49,800	2,912,802
KBR Inc	411,500	13,122,735
Kennametal Inc	142,300	7,409,561
Manpowergroup Inc	74,700	6,413,742
Parker Hannifin Corp	120,400	15,488,256
Pitney Bowes Inc	786,337	18,321,652
Quanta Services Inc *	326,000	10,288,560
SPX Corp	146,200	14,562,982
The ADT Corp	415,748	16,825,322
Timken Co	169,920	9,357,494
UTi Worldwide Inc (United Kingdom)	234,200	4,112,552

		176,389,488

Information Technology - 11.4%

Amdocs Ltd (United Kingdom)	157,600	6,499,424
AOL Inc *	419,300	19,547,766
Arrow Electronics Inc *	186,200	10,101,350
Check Point Software Technologies Ltd * (Israel)	185,000	11,936,200
Compuware Corp	339,500	3,805,795
Informatica Corp *	153,600	6,374,400
Ingram Micro Inc ‘A’ *	363,094	8,518,185
Microchip Technology Inc	155,400	6,954,150
NCR Corp *	532,794	18,146,964
NetApp Inc	217,500	8,947,950
PTC Inc *	405,441	14,348,557
RF Micro Devices Inc *	1,916,322	9,888,221
Skyworks Solutions Inc *	407,500	11,638,200
Synopsys Inc *	186,400	7,562,248
TIBCO Software Inc *	563,700	12,671,976

		156,941,386

Materials - 6.9%

Albemarle Corp	168,100	10,655,859
Axiall Corp	189,750	9,001,740
Carpenter Technology Corp	110,600	6,879,320
Cliffs Natural Resources Inc	89,100	2,335,311

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Huntsman Corp	173,400	$4,265,640
Martin Marietta Materials Inc	44,200	4,417,348
MeadWestvaco Corp	162,700	6,008,511
Owens-Illinois Inc *	348,900	12,483,642
Rock Tenn Co ‘A’	146,400	15,373,464
Rockwood Holdings Inc	95,527	6,870,302
Steel Dynamics Inc	872,300	17,044,742

		95,335,879

Utilities - 8.0%

Alliant Energy Corp	268,700	13,864,920
Hawaiian Electric Industries Inc	529,500	13,798,770
MDU Resources Group Inc	336,200	10,270,910
OGE Energy Corp	355,500	12,051,450
PNM Resources Inc	515,100	12,424,212
TECO Energy Inc	800,400	13,798,896
UGI Corp	310,000	12,852,600
Westar Energy Inc	663,800	21,354,446

		110,416,204

Total Common Stocks (Cost $1,132,155,083)		1,377,363,035

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $6,436,950; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $6,567,380)	$6,436,950	6,436,950

Total Short-Term Investment (Cost $6,436,950)		6,436,950

TOTAL INVESTMENTS - 100.2% (Cost $1,138,592,033)		1,383,799,985

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,827,548)

NET ASSETS - 100.0%		$1,380,972,437

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.4%
Consumer Discretionary	14.3%
Industrials	12.8%
Information Technology	11.4%
Energy	9.0%
Utilities	8.0%
Health Care	7.5%
Materials	6.9%
Consumer Staples	5.4%
Others (each less than 3.0%)	0.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,377,363,035	$1,377,363,035	$-	$-
	Short-Term Investment	6,436,950	-	6,436,950	-

	Total	$1,383,799,985	$1,377,363,035	$6,436,950	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

Other security		$6,409

Total Rights (Cost $0)		6,409

WARRANTS - 0.0%

Energy - 0.0%

Other security		-

Total Warrants (Cost $0)		-

COMMON STOCKS - 97.8%

Consumer Discretionary - 16.6%

Autoliv Inc	89,000	8,170,200
Brown Shoe Co Inc	281,744	7,928,276
Brunswick Corp	152,991	7,046,765
GameStop Corp ‘A’	138,100	6,802,806
Gentex Corp	238,000	7,851,620
Group 1 Automotive Inc	153,779	10,921,385
Harman International Industries Inc	83,000	6,793,550
La-Z-Boy Inc	343,172	10,638,332
The Men’s Wearhouse Inc	228,370	11,665,140
Thor Industries Inc	250,000	13,807,500
Other securities		80,492,589

		172,118,163

Consumer Staples - 1.3%

Other securities		13,131,603

Energy - 9.0%

Atwood Oceanics Inc *	115,000	6,139,850
Bristow Group Inc	152,566	11,451,604
Helix Energy Solutions Group Inc *	323,323	7,494,627
Oil States International Inc *	76,200	7,751,064
Rowan Cos PLC ‘A’ * (United Kingdom)	190,000	6,718,400
Tidewater Inc	135,000	8,001,450
Unit Corp *	167,500	8,646,350
Other securities		36,827,184

		93,030,529

Financials - 25.2%

Montpelier Re Holdings Ltd (Bermuda)	212,742	6,190,792
Old Republic International Corp	430,000	7,426,100
Protective Life Corp	210,000	10,638,600
StanCorp Financial Group Inc	155,000	10,268,750
The Hanover Insurance Group Inc	122,270	7,300,742
Other securities		219,582,501

		261,407,485

Health Care - 4.1%

STERIS Corp	165,000	7,928,250
Teleflex Inc	67,000	6,288,620
Other securities		28,286,301

		42,503,171

Industrials - 23.2%

AAR Corp	333,741	9,348,085
Apogee Enterprises Inc	209,973	7,540,130
Carlisle Cos Inc	102,000	8,098,800
EMCOR Group Inc	142,467	6,046,299
EnPro Industries Inc *	130,616	7,530,012
Genesee & Wyoming Inc ‘A’ *	68,000	6,531,400
Gibraltar Industries Inc *	348,313	6,475,139
Granite Construction Inc	255,202	8,926,966

	Shares	Value
Kennametal Inc	112,580	$5,862,041
Lincoln Electric Holdings Inc	115,000	8,204,100
Mueller Industries Inc	110,062	6,935,007
Regal-Beloit Corp	116,000	8,551,520
Simpson Manufacturing Co Inc	162,955	5,985,337
SkyWest Inc	413,648	6,134,400
Trinity Industries Inc	219,000	11,939,880
Universal Forest Products Inc	171,852	8,960,363
Other securities		118,306,230

		241,375,709

Information Technology - 6.8%

Benchmark Electronics Inc *	266,568	6,152,389
Rofin-Sinar Technologies Inc *	260,714	7,044,492
Other securities		57,507,714

		70,704,595

Materials - 8.5%

A Schulman Inc	205,623	7,250,267
Cabot Corp	201,000	10,331,400
Carpenter Technology Corp	115,000	7,153,000
HB Fuller Co	157,200	8,180,688
Reliance Steel & Aluminum Co	123,000	9,328,320
RPM International Inc	210,000	8,717,100
Sensient Technologies Corp	154,927	7,517,058
Steel Dynamics Inc	350,000	6,839,000
Other securities		23,462,392

		88,779,225

Telecommunication Services - 0.3%

Other securities		2,881,737

Utilities - 2.8%

Other securities		29,402,913

Total Common Stocks (Cost $719,048,424)		1,015,335,130

	Principal Amount

SHORT-TERM INVESTMENTS - 2.1%

U.S. Government Agency Issue - 0.8%

Federal Home Loan Bank
0.000% due 01/02/14	$8,000,000	8,000,000

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $13,832,676; collateralized by U.S. Treasury Notes: 0.250% - 0.625% due 10/31/15 - 09/30/17 and value $14,109,978)	13,832,676	13,832,676

Total Short-Term Investments (Cost $21,832,676)		21,832,676

TOTAL INVESTMENTS - 99.9% (Cost $740,881,100)		1,037,174,215

OTHER ASSETS & LIABILITIES, NET - 0.1%		822,141

NET ASSETS - 100.0%		$1,037,996,356

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	25.2%
Industrials	23.2%
Consumer Discretionary	16.6%
Energy	9.0%
Materials	8.5%
Information Technology	6.8%
Health Care	4.1%
Others (each less than 3.0%)	6.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2013.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/14)	60	$119,065

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$6,409	$6,409	$-	$-
	Common Stocks
	Consumer Discretionary	172,118,163	172,118,163	-	-
	Consumer Staples	13,131,603	13,131,603	-	-
	Energy	93,030,529	92,998,728	-	31,801
	Financials	261,407,485	261,407,485	-	-
	Health Care	42,503,171	42,503,171	-	-
	Industrials	241,375,709	241,375,709	-	-
	Information Technology	70,704,595	70,704,595	-	-
	Materials	88,779,225	88,779,225	-	-
	Telecommunication Services	2,881,737	2,881,737	-	-
	Utilities	29,402,913	29,402,913	-	-

		1,015,335,130	1,015,303,329	-	31,801
	Short-Term Investments	21,832,676	-	21,832,676	-
	Derivatives:
	Equity Contracts
	Futures	119,065	119,065	-	-

	Total	$1,037,293,280	$1,015,428,803	$21,832,676	$31,801

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 18.7%

American Axle & Manufacturing Holdings Inc *	223,900	$4,578,755
ANN Inc *	120,210	4,394,878
Brunswick Corp	122,310	5,633,599
Buffalo Wild Wings Inc *	18,900	2,782,080
Cumulus Media Inc ‘A’ *	754,900	5,835,377
Domino’s Pizza Inc	81,005	5,641,998
DSW Inc ‘A’	114,570	4,895,576
Fiesta Restaurant Group Inc *	70,400	3,677,696
Fifth & Pacific Cos Inc *	186,200	5,971,434
Five Below Inc *	99,000	4,276,800
Grand Canyon Education Inc *	138,200	6,025,520
LeapFrog Enterprises Inc *	200,600	1,592,764
Life Time Fitness Inc *	94,935	4,461,945
Lions Gate Entertainment Corp (Canada)	151,100	4,783,826
Lumber Liquidators Holdings Inc *	36,800	3,786,352
Nexstar Broadcasting Group Inc ‘A’	110,000	6,130,300
Pier 1 Imports Inc	188,720	4,355,658
Six Flags Entertainment Corp	160,830	5,921,760
Sotheby’s	66,480	3,536,736
Taylor Morrison Home Corp ‘A’ *	181,800	4,081,410
Tenneco Inc *	69,700	3,942,929
The Children’s Place Retail Stores Inc *	54,820	3,123,095
Tupperware Brands Corp	58,725	5,551,274
Wolverine World Wide Inc	86,800	2,947,728

		107,929,490

Consumer Staples - 3.0%

B&G Foods Inc	156,100	5,293,351
The Hain Celestial Group Inc *	67,395	6,118,118
United Natural Foods Inc *	75,230	5,671,590

		17,083,059

Energy - 3.5%

Approach Resources Inc *	138,000	2,662,020
Bristow Group Inc	35,800	2,687,148
Hornbeck Offshore Services Inc *	55,400	2,727,342
Kodiak Oil & Gas Corp * (Canada)	278,100	3,117,501
LinnCo LLC l	-	6
Northern Oil & Gas Inc *	321,090	4,838,827
Rosetta Resources Inc *	80,980	3,890,279

		19,923,123

Financials - 8.1%

DuPont Fabros Technology Inc REIT	173,500	4,287,185
Financial Engines Inc	95,400	6,628,392
Fortress Investment Group LLC ‘A’	651,510	5,576,926
Jones Lang LaSalle Inc	49,865	5,105,677
MGIC Investment Corp *	615,700	5,196,508
Portfolio Recovery Associates Inc *	61,500	3,249,660
Sovran Self Storage Inc REIT	59,400	3,871,098
Synovus Financial Corp	1,903,700	6,853,320
WisdomTree Investments Inc *	332,400	5,886,804

		46,655,570

Health Care - 18.7%

Acadia Healthcare Co Inc *	60,100	2,844,533
ACADIA Pharmaceuticals Inc *	165,400	4,133,346
Aegerion Pharmaceuticals Inc *	41,500	2,944,840
Align Technology Inc *	101,490	5,800,154
Alnylam Pharmaceuticals Inc *	18,500	1,190,105
athenahealth Inc *	40,700	5,474,150
Auxilium Pharmaceuticals Inc *	148,000	3,069,520
Bluebird Bio Inc *	54,600	1,145,508
Celldex Therapeutics Inc *	156,000	3,776,760
Cepheid Inc *	114,955	5,370,698

	Shares	Value
Charles River Laboratories International Inc *	98,200	$5,208,528
Cubist Pharmaceuticals Inc *	89,245	6,146,303
Endologix Inc *	323,800	5,647,072
HealthSouth Corp	166,985	5,563,940
HMS Holdings Corp *	116,700	2,652,591
ICON PLC * (Ireland)	75,200	3,038,832
Insulet Corp *	165,750	6,149,325
Intercept Pharmaceuticals Inc *	14,600	996,888
Isis Pharmaceuticals Inc *	48,000	1,912,320
Molina Healthcare Inc *	115,300	4,006,675
Orexigen Therapeutics Inc *	413,500	2,328,005
Portola Pharmaceuticals Inc *	103,700	2,670,275
Puma Biotechnology Inc *	16,700	1,728,951
Questcor Pharmaceuticals Inc	60,800	3,310,560
Synageva BioPharma Corp *	52,300	3,384,856
Team Health Holdings Inc *	143,200	6,522,760
TearLab Corp *	134,000	1,251,560
Thoratec Corp *	94,833	3,470,888
Wright Medical Group Inc *	196,730	6,041,578

		107,781,521

Industrials - 14.6%

Actuant Corp ‘A’	152,365	5,582,654
Acuity Brands Inc	58,100	6,351,492
Alaska Air Group Inc	58,500	4,292,145
AO Smith Corp	104,610	5,642,663
Beacon Roofing Supply Inc *	129,300	5,208,204
Chart Industries Inc *	40,100	3,835,164
Esterline Technologies Corp *	29,590	3,016,996
Hexcel Corp *	129,300	5,778,417
Hub Group Inc ‘A’ *	142,650	5,688,882
On Assignment Inc *	203,100	7,092,252
Primoris Services Corp	189,000	5,883,570
RBC Bearings Inc *	51,540	3,646,455
Swift Transportation Co *	276,200	6,134,402
The ExOne Co *	93,300	5,640,918
The Middleby Corp *	16,300	3,911,511
Watts Water Technologies Inc ‘A’	106,200	6,570,594

		84,276,319

Information Technology - 25.4%

Applied Micro Circuits Corp *	244,765	3,274,956
ARRIS Group Inc *	265,800	6,476,217
Aruba Networks Inc *	192,300	3,442,170
Aspen Technology Inc *	166,200	6,947,160
Belden Inc	52,770	3,717,646
BroadSoft Inc *	108,155	2,956,958
Cognex Corp *	84,806	3,237,893
CommVault Systems Inc *	59,775	4,475,952
Control4 Corp *	82,000	1,451,400
Cornerstone OnDemand Inc *	118,600	6,326,124
CoStar Group Inc *	30,775	5,680,449
Cypress Semiconductor Corp *	384,000	4,032,000
Dealertrack Technologies Inc *	131,265	6,311,221
Demandware Inc *	80,500	5,161,660
E2open Inc *	135,510	3,240,044
FEI Co	50,600	4,521,616
Finisar Corp *	139,130	3,327,990
FleetMatics Group PLC * (Ireland)	113,200	4,895,900
Intersil Corp ‘A’	270,600	3,103,782
InterXion Holding NV * (Netherlands)	130,660	3,084,883
MAXIMUS Inc	126,500	5,564,735
Microsemi Corp *	238,500	5,950,575
Millennial Media Inc *	199,100	1,447,457
OpenTable Inc *	57,600	4,571,712
OSI Systems Inc *	77,200	4,100,092
Proofpoint Inc *	49,200	1,631,964
Ruckus Wireless Inc *	264,900	3,761,580
Semtech Corp *	152,800	3,862,784

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
SPS Commerce Inc *	49,400	$3,225,820
Synchronoss Technologies Inc *	155,300	4,825,171
Textura Corp *	88,400	2,646,696
The Ultimate Software Group Inc *	27,425	4,202,058
Trulia Inc *	109,000	3,844,430
VistaPrint NV * (Netherlands)	93,000	5,287,050
WEX Inc *	57,985	5,742,255

		146,330,400

Materials - 5.0%

Berry Plastics Group Inc *	142,100	3,380,559
Chemtura Corp *	186,900	5,218,248
Cytec Industries Inc	46,900	4,369,204
Eagle Materials Inc	72,700	5,629,161
Louisiana-Pacific Corp *	264,200	4,890,342
PolyOne Corp	157,865	5,580,528

		29,068,042

Telecommunication Services - 1.2%

Cogent Communications Group Inc	168,700	6,817,167

Total Common Stocks (Cost $428,402,403)		565,864,691

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $10,831,940; collateralized by U.S. Treasury Notes: 0.625% due 05/31/17 and value $11,050,640)	$10,831,940	10,831,940

Total Short-Term Investment (Cost $10,831,940)		10,831,940

TOTAL INVESTMENTS - 100.1% (Cost $439,234,343)		576,696,631

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(552,108)

NET ASSETS - 100.0%		$576,144,523

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	25.4%
Consumer Discretionary	18.7%
Health Care	18.7%
Industrials	14.6%
Financials	8.1%
Materials	5.0%
Energy	3.5%
Consumer Staples	3.0%
Others (each less than 3.0%)	3.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$565,864,691	$565,864,691	$-	$-
	Short-Term Investment	10,831,940	-	10,831,940	-

	Total	$576,696,631	$565,864,691	$10,831,940	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

Other security		$10,320

Total Rights (Cost $0)		10,320

WARRANTS - 0.0%

Energy - 0.0%

Other security		-

Total Warrants (Cost $0)		-

COMMON STOCKS - 98.7%

Consumer Discretionary - 13.6%

Brunswick Corp	43,090	1,984,725
Fifth & Pacific Cos Inc *	57,144	1,832,608
Sotheby’s	32,542	1,731,234
Tenneco Inc *	28,980	1,639,399
Wolverine World Wide Inc	47,816	1,623,831
Other securities		100,407,460

		109,219,257

Consumer Staples - 3.8%

Darling International Inc *	75,328	1,572,849
Rite Aid Corp *	347,872	1,760,232
The Hain Celestial Group Inc *	18,299	1,661,183
United Natural Foods Inc *	23,492	1,771,062
Other securities		23,440,554

		30,205,880

Energy - 5.4%

Other securities		43,323,481

Financials - 22.5%

CNO Financial Group Inc	105,845	1,872,398
Financial Engines Inc	23,300	1,618,884
FirstMerit Corp	79,119	1,758,815
Hancock Holding Co	40,509	1,485,870
Highwoods Properties Inc REIT	42,871	1,550,644
LaSalle Hotel Properties REIT	49,544	1,528,928
NorthStar Realty Finance Corp REIT	137,943	1,855,333
Prospect Capital Corp	132,473	1,486,347
Prosperity Bancshares Inc	28,766	1,823,477
Other securities		165,972,967

		180,953,663

Health Care - 13.0%

Align Technology Inc *	34,849	1,991,620
Alnylam Pharmaceuticals Inc *	27,682	1,780,783
athenahealth Inc *	17,504	2,354,288
Centene Corp *	25,934	1,528,809
Cepheid Inc *	31,970	1,493,638
Isis Pharmaceuticals Inc *	53,500	2,131,440
Medidata Solutions Inc *	25,580	1,549,381
Team Health Holdings Inc *	32,724	1,490,578
ViroPharma Inc *	31,407	1,565,639
West Pharmaceutical Services Inc	32,974	1,617,704
Other securities		86,908,828

		104,412,708

	Shares	Value
Industrials - 14.3%

Acuity Brands Inc	20,419	$2,232,205
CLARCOR Inc	23,679	1,523,744
EnerSys Inc	22,928	1,607,024
Esterline Technologies Corp *	14,909	1,520,122
HEICO Corp	31,607	1,831,626
Moog Inc ‘A’ *	21,597	1,467,300
Teledyne Technologies Inc *	17,814	1,636,394
The Middleby Corp *	8,955	2,148,931
Woodward Inc	32,764	1,494,366
Other securities		99,760,272

		115,221,984

Information Technology - 17.6%

Aspen Technology Inc *	44,645	1,866,161
Belden Inc	20,968	1,477,196
Cognex Corp *	41,411	1,581,072
CommVault Systems Inc *	22,143	1,658,068
CoStar Group Inc *	13,598	2,509,919
FEI Co	19,890	1,777,370
PTC Inc *	56,999	2,017,195
SunEdison Inc *	126,936	1,656,515
The Ultimate Software Group Inc *	13,171	2,018,061
Tyler Technologies Inc *	15,009	1,532,869
WEX Inc *	18,491	1,831,164
Other securities		121,546,638

		141,472,228

Materials - 4.8%

Axiall Corp	33,251	1,577,427
PolyOne Corp	47,350	1,673,823
Other securities		35,749,617

		39,000,867

Telecommunication Services - 0.7%

Other securities		5,995,635

Utilities - 3.0%

Other securities		23,923,812

Total Common Stocks (Cost $567,326,102)		793,729,515

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $8,122,098; collateralized by U.S. Treasury Notes: 1.875% due 08/31/17 and value $8,285,813)	$8,122,098	8,122,098

Total Short-Term Investment (Cost $8,122,098)		8,122,098

TOTAL INVESTMENTS - 99.7% (Cost $575,448,200)		801,861,933

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,149,506

NET ASSETS - 100.0%		$804,011,439

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.5%
Information Technology	17.6%
Industrials	14.3%
Consumer Discretionary	13.6%
Health Care	13.0%
Energy	5.4%
Materials	4.8%
Consumer Staples	3.8%
Utilities	3.0%
Others (each less than 3.0%)	1.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2013.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/14)	80	$437,264

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$10,320	$10,320	$-	$-
	Common Stocks
	Consumer Discretionary	109,219,257	109,219,257	-	-
	Consumer Staples	30,205,880	30,205,880	-	-
	Energy	43,323,481	43,299,192	-	24,289
	Financials	180,953,663	180,953,663	-	-
	Health Care	104,412,708	104,412,708	-	-
	Industrials	115,221,984	115,221,984	-	-
	Information Technology	141,472,228	141,472,228	-	-
	Materials	39,000,867	39,000,867	-	-
	Telecommunication Services	5,995,635	5,995,635	-	-
	Utilities	23,923,812	23,923,812	-	-

		793,729,515	793,705,226	-	24,289
	Short-Term Investment	8,122,098	-	8,122,098	-
	Derivatives:
	Equity Contracts
	Futures	437,264	437,264	-	-

	Total	$802,299,197	$794,152,810	$8,122,098	$24,289

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 97.0%

Consumer Discretionary - 8.2%

Aaron’s Inc	157,300	$4,624,620
Cinemark Holdings Inc	163,400	5,446,122
Cracker Barrel Old Country Store Inc	47,900	5,272,353
Group 1 Automotive Inc	66,256	4,705,501
Hillenbrand Inc	90,600	2,665,452
International Game Technology	355,700	6,459,512
Meredith Corp	21,042	1,089,975
Rent-A-Center Inc	53,109	1,770,654
Sonic Automotive Inc ‘A’	60,300	1,476,144
Sturm Ruger & Co Inc	64,354	4,703,634
The Buckle Inc	113,378	5,959,148

		44,173,115

Consumer Staples - 6.4%

Cal-Maine Foods Inc	64,872	3,907,241
Casey’s General Stores Inc	41,925	2,945,231
Harris Teeter Supermarkets Inc	94,437	4,660,466
Ingredion Inc	104,600	7,160,916
Sanderson Farms Inc	50,882	3,680,295
The Andersons Inc	67,100	5,983,307
Universal Corp	90,500	4,941,300
Weis Markets Inc	24,115	1,267,484

		34,546,240

Energy - 13.2%

Alliance Resource Partners LP	36,537	2,813,349
Bristow Group Inc	95,800	7,190,748
Calumet Specialty Products Partners LP	55,200	1,436,304
Cimarex Energy Co	50,400	5,287,464
CVR Energy Inc	120,237	5,221,893
Delek US Holdings Inc	33,100	1,138,971
Emerge Energy Services LP	14,804	656,261
Energen Corp	80,100	5,667,075
Ensign Energy Services Inc (Canada)	125,700	1,979,723
LinnCo LLC	175,896	5,419,356
Precision Drilling Corp (NYSE) (Canada)	602,500	5,645,425
ShawCor Ltd (Canada)	100,124	4,004,018
Ship Finance International Ltd (Bermuda)	242,401	3,970,528
Tidewater Inc	101,700	6,027,759
Western Refining Inc	163,600	6,938,276
World Fuel Services Corp	178,581	7,707,556

		71,104,706

Financials - 18.5%

Allied World Assurance Co Holdings AG (Switzerland)	44,999	5,076,337
American Financial Group Inc	98,700	5,696,964
Blackstone Mortgage Trust Inc ‘A’ REIT	48,900	1,326,657
Canadian Western Bank (Canada)	98,443	3,582,778
Cash America International Inc	114,299	4,377,652
Community Trust Bancorp Inc	15,111	682,413
First American Financial Corp	199,400	5,623,080
First Horizon National Corp	437,387	5,095,558
First Interstate Bancsystem Inc	19,400	550,378
First Merchants Corp	25,274	575,236
First Niagara Financial Group Inc	492,100	5,226,102
FirstMerit Corp	67,526	1,501,103
Franklin Street Properties Corp REIT	185,300	2,214,335
Fulton Financial Corp	406,000	5,310,480
Home Loan Servicing Solutions Ltd (Cayman)	198,500	4,559,545
Montpelier Re Holdings Ltd (Bermuda)	83,500	2,429,850
Old National Bancorp	206,052	3,167,019
Omega Healthcare Investors Inc REIT	146,700	4,371,660
Protective Life Corp	122,618	6,211,828
Raymond James Financial Inc	103,400	5,396,446

	Shares	Value
Retail Properties of America Inc ‘A’ REIT	265,087	$3,371,907
Starwood Property Trust Inc REIT	185,100	5,127,270
Susquehanna Bancshares Inc	362,400	4,653,216
Symetra Financial Corp	70,483	1,336,358
Trustmark Corp	68,920	1,849,813
Washington Federal Inc	191,000	4,448,390
Webster Financial Corp	166,971	5,206,156
WesBanco Inc	26,005	832,160

		99,800,691

Health Care - 6.4%

Owens & Minor Inc	145,800	5,330,448
PerkinElmer Inc	159,100	6,559,693
Select Medical Holdings Corp	162,700	1,888,947
STERIS Corp	141,100	6,779,855
Teleflex Inc	66,600	6,251,076
The Cooper Cos Inc	56,654	7,016,031
The Ensign Group Inc	13,155	582,372

		34,408,422

Industrials - 20.0%

Alliant Techsystems Inc	65,000	7,909,200
Applied Industrial Technologies Inc	41,400	2,032,326
AZZ Inc	43,971	2,148,423
Crane Co	104,750	7,044,437
Cubic Corp	36,800	1,937,888
Curtiss-Wright Corp	128,800	8,015,224
Elbit Systems Ltd (Israel)	25,000	1,518,250
Ennis Inc	51,400	909,780
GATX Corp	108,723	5,672,079
ITT Corp	162,804	7,068,950
KBR Inc	156,600	4,993,974
Kennametal Inc	134,800	7,019,036
Standex International Corp	19,700	1,238,736
TAL International Group Inc *	84,880	4,867,868
Textainer Group Holdings Ltd (Bermuda)	62,598	2,517,692
The Babcock & Wilcox Co	168,739	5,769,186
The Brink’s Co	125,900	4,298,226
Trinity Industries Inc	136,596	7,447,214
Triumph Group Inc	92,539	7,039,442
UniFirst Corp	28,948	3,097,436
United Stationers Inc	26,300	1,206,907
Valmont Industries Inc	47,100	7,023,552
Werner Enterprises Inc	160,054	3,958,135
Westjet Airlines Ltd (Canada)	120,880	3,177,190

		107,911,151

Information Technology - 6.3%

AVX Corp	91,900	1,280,167
Belden Inc	111,600	7,862,220
Broadridge Financial Solutions Inc	150,100	5,931,952
Fair Isaac Corp	71,751	4,508,833
j2 Global Inc	92,496	4,625,725
Jabil Circuit Inc	224,700	3,918,768
Mentor Graphics Corp	249,980	6,017,019

		34,144,684

Materials - 14.6%

A Schulman Inc	87,600	3,088,776
AMCOL International Corp	50,396	1,712,456
American Vanguard Corp	16,600	403,214
Cabot Corp	114,200	5,869,880
Commercial Metals Co	347,900	7,072,807
HudBay Minerals Inc (Canada)	465,372	3,828,996
Innophos Holdings Inc	76,600	3,722,760
Methanex Corp (NASDAQ) (Canada)	126,176	7,474,666
Neenah Paper Inc	58,697	2,510,471
NewMarket Corp	17,547	5,863,330
Olin Corp	247,005	7,126,094
Rentech Nitrogen Partners LP	73,923	1,301,045

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Rock Tenn Co ‘A’	42,500	$4,462,925
Royal Gold Inc	104,825	4,829,288
Sensient Technologies Corp	19,599	950,944
Silgan Holdings Inc	72,370	3,475,207
Sonoco Products Co	152,350	6,356,042
Steel Dynamics Inc	317,900	6,211,766
Stepan Co	38,772	2,544,606

		78,805,273

Utilities - 3.4%

El Paso Electric Co	77,247	2,712,142
Great Plains Energy Inc	223,800	5,424,912
IDACORP Inc	101,500	5,261,760
UGI Corp	123,900	5,136,894

		18,535,708

Total Common Stocks (Cost $348,541,020)		523,429,990

CLOSED-END MUTUAL FUND - 0.5%

Central Fund of Canada Ltd ‘A’ (Canada)	202,300	2,680,475

Total Closed-End Mutual Fund (Cost $2,457,563)		2,680,475

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $13,274,560; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $13,544,472)	$13,274,560	13,274,560

Total Short-Term Investment (Cost $13,274,560)		13,274,560

TOTAL INVESTMENTS - 100.0% (Cost $364,273,143)		539,385,025

OTHER ASSETS & LIABILITIES, NET - 0.0%		166,011

NET ASSETS - 100.0%		$539,551,036

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Industrials	20.0%
Financials	18.5%
Materials	14.6%
Energy	13.2%
Consumer Discretionary	8.2%
Consumer Staples	6.4%
Health Care	6.4%
Information Technology	6.3%
Utilities	3.4%
Others (each less than 3.0%)	3.0%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$523,429,990	$523,429,990	$-	$-
	Closed-End Mutual Fund	2,680,475	2,680,475	-	-
	Short-Term Investment	13,274,560	-	13,274,560	-

	Total	$539,385,025	$526,110,465	$13,274,560	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 18.6%
Consumer Discretionary - 0.1%
The Home Depot Inc 5.400% due 03/01/16	$350,000	$384,088
The Walt Disney Co 0.450% due 12/01/15	700,000	699,616
Yale University 2.900% due 10/15/14	780,000	795,542

		1,879,246

Consumer Staples - 0.3%
Anheuser-Busch InBev Finance Inc 0.800% due 01/15/16	200,000	199,951
Anheuser-Busch InBev Worldwide Inc
0.788% due 01/27/14 §	1,717,000	1,717,670
0.800% due 07/15/15	500,000	502,680
Diageo Finance BV (Netherlands) 5.300% due 10/28/15	500,000	541,515
Mondelez International Inc 6.750% due 02/19/14	350,000	352,724
Philip Morris International Inc 2.500% due 05/16/16	700,000	726,829
SABMiller Holdings Inc 1.850% due 01/15/15 ~	300,000	303,674
Tesco PLC (United Kingdom) 2.000% due 12/05/14 ~	2,200,000	2,228,158
The Procter & Gamble Co 1.800% due 11/15/15	600,000	614,147

		7,187,348

Energy - 0.5%
BG Energy Capital PLC (United Kingdom) 2.500% due 12/09/15 ~	700,000	722,798
BP Capital Markets PLC (United Kingdom)
0.843% due 03/11/14 §	1,100,000	1,101,239
3.125% due 10/01/15	700,000	731,636
CNOOC Finance Ltd (United Kingdom) 1.125% due 05/09/16	300,000	299,049
CNPC General Capital Ltd (United Kingdom) 1.450% due 04/16/16 ~	700,000	693,721
EnCana Holdings Finance Corp (Canada) 5.800% due 05/01/14	2,900,000	2,950,318
EOG Resources Inc 0.992% due 02/03/14 §	125,000	125,081
Phillips 66 1.950% due 03/05/15	3,000,000	3,042,672
Total Capital Canada Ltd (Canada) 0.624% due 01/17/14 §	310,000	310,062

		9,976,576

Financials - 16.0%
American Honda Finance Corp
0.462% due 11/03/14 § ~	500,000	501,045
1.000% due 08/11/15 ~	200,000	200,864
Australia & New Zealand Banking Group Ltd (Australia) 1.000% due 10/06/16 ~	750,000	755,194
Bank Nederlandse Gemeenten (Netherlands) 4.800% due 06/26/14	1,750,000	1,786,575
Bank of America Corp
5.000% due 01/15/15	575,000	599,260
5.450% due 07/15/14	2,100,000	2,154,799
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	18,436,000	19,065,866
Berkshire Hathaway Finance Corp 2.450% due 12/15/15	975,000	1,010,903

	Principal Amount	Value
Caterpillar Financial Services Corp 0.700% due 11/06/15	$700,000	$701,166
CDP Financial Inc (Canada) 3.000% due 11/25/14 ~	3,200,000	3,278,102
Citigroup Inc
0.367% due 03/07/14 §	14,766,000	14,763,770
6.010% due 01/15/15	2,367,000	2,493,185
Commonwealth Bank of Australia (Australia)
0.524% due 09/17/14 § ~	3,718,000	3,726,142
0.746% due 06/25/14 § ~	1,800,000	1,804,147
0.750% due 01/13/17 ~	850,000	850,853
Daimler Finance North America LLC
0.843% due 01/09/15 § ~	700,000	702,521
0.857% due 03/28/14 § ~	700,000	701,010
1.024% due 04/10/14 § ~	590,000	591,097
1.950% due 03/28/14 ~	19,500,000	19,549,471
Dexia Credit Local SA (France) 0.717% due 04/29/14 § ~	53,100,000	53,180,022
Erste Abwicklungsanstalt (Germany)
0.625% due 11/20/14 ~	3,600,000	3,603,161
0.944% due 03/13/14 §	1,000,000	1,000,047
Ford Motor Credit Co LLC 8.000% due 06/01/14	1,315,000	1,355,284
General Electric Capital Corp 0.623% due 01/09/15 §	11,300,000	11,350,059
HSBC Bank PLC (United Kingdom) 3.100% due 05/24/16 ~	1,250,000	1,309,989
HSBC Finance Corp 5.250% due 01/15/14	7,750,000	7,762,958
ING Bank NV (Netherlands) 3.900% due 03/19/14 ~	2,200,000	2,217,061
Inter-American Development Bank (Multi-National) 0.500% due 05/29/14	1,600,000	1,606,480
JPMorgan Chase & Co
0.689% due 04/23/15 §	20,435,000	20,481,878
0.904% due 10/15/15 §	7,215,000	7,246,537
0.993% due 05/02/14 §	1,500,000	1,503,602
1.100% due 10/15/15	700,000	702,979
1.371% due 09/22/15 §	700,000	708,966
KFW (Germany) 3.500% due 03/10/14	2,550,000	2,564,884
Lloyds Bank PLC (United Kingdom) 2.588% due 01/24/14 §	240,000	240,336
MetLife Institutional Funding II
0.314% due 01/10/14 § ~	600,000	600,008
0.613% due 01/06/15 § ~	400,000	401,354
Monumental Global Funding III 0.444% due 01/15/14 § ~	1,920,000	1,920,227
Morgan Stanley
0.543% due 01/09/14 §	2,175,000	2,175,041
4.100% due 01/26/15	600,000	620,744
National Australia Bank Ltd (Australia) 0.743% due 07/08/14 § ~	7,250,000	7,267,342
National Rural Utilities Cooperative Finance Corp 0.318% due 02/18/14 §	4,400,000	4,400,612
Nederlandse Waterschapsbank NV (Netherlands) 0.288% due 10/27/14 § ~	1,095,000	1,094,224
Nordea Bank AB (Sweden) 2.250% due 03/20/15 ~	800,000	816,285
Nordea Eiendomskreditt AS (Norway) 0.663% due 04/07/15 § ~	8,500,000	8,508,594
Oesterreichische Kontrollbank AG (Austria) 1.375% due 01/21/14	1,627,000	1,627,932
QNB Finance Ltd (Cayman) 3.125% due 11/16/15 ~	700,000	723,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
SSIF Nevada LP 0.944% due 04/14/14 § ~	$690,000	$691,235
Standard Chartered PLC (United Kingdom) 1.189% due 05/12/14 § ~	400,000	401,234
Svensk Exportkredit AB (Sweden)
0.284% due 07/13/14 §	60,000,000	60,007,980
3.250% due 09/16/14	1,000,000	1,020,411
Swedbank Hypotek AB (Sweden) 0.697% due 03/28/14 § ~	2,250,000	2,252,623
The Bank of New York Mellon Corp 0.469% due 03/04/16 §	1,300,000	1,298,727
The Bear Stearns Cos LLC 5.700% due 11/15/14	2,100,000	2,193,964
The Goldman Sachs Group Inc
1.238% due 02/07/14 §	7,235,000	7,240,231
1.239% due 11/21/14 §	2,100,000	2,111,367
5.000% due 10/01/14	25,500,000	26,315,592
5.125% due 01/15/15	200,000	208,971
5.350% due 01/15/16	600,000	649,586
Toyota Motor Credit Corp
0.644% due 01/17/14 §	300,000	300,057
0.875% due 07/17/15	200,000	201,306
2.800% due 01/11/16	700,000	731,832
Volkswagen International Finance NV (Netherlands)
0.857% due 04/01/14 § ~	520,000	520,594
2.875% due 04/01/16 ~	700,000	728,523
Wells Fargo & Co 0.438% due 10/28/15 §	725,000	725,095
Westpac Banking Corp (Australia) 3.585% due 08/14/14 ~	500,000	509,997
Westpac Securities NZ Ltd (New Zealand) 3.450% due 07/28/14 ~	1,300,000	1,323,369

		331,658,895

Health Care - 0.7%
Amgen Inc 1.875% due 11/15/14	6,000,000	6,068,166
Eli Lilly & Co 4.200% due 03/06/14	400,000	402,648
Express Scripts Holding Co
2.100% due 02/12/15	5,300,000	5,378,286
2.750% due 11/21/14	350,000	356,818
Novartis Capital Corp 4.125% due 02/10/14	765,000	768,008
Pfizer Inc 5.350% due 03/15/15	650,000	687,027
Sanofi (France) 2.625% due 03/29/16	750,000	780,270
Takeda Pharmaceutical Co Ltd (Japan) 1.031% due 03/17/15 ~	700,000	703,712
Teva Pharmaceutical Finance III BV (Netherlands) 0.746% due 03/21/14 §	500,000	500,398

		15,645,333

Industrials - 0.1%
John Deere Capital Corp 0.700% due 09/04/15	700,000	703,037
Wesfarmers Ltd (Australia) 2.983% due 05/18/16 ~	700,000	728,425

		1,431,462

Information Technology - 0.1%
Cisco Systems Inc 0.493% due 03/14/14 §	660,000	660,459
International Business Machines Corp 2.000% due 01/05/16	1,050,000	1,078,152

		1,738,611

	Principal Amount	Value
Materials - 0.3%
EI du Pont de Nemours & Co 2.750% due 04/01/16	$550,000	$573,528
Glencore Funding LLC 6.000% due 04/15/14 ~	300,000	304,335
Linde Finance BV (Netherlands) 3.625% due 11/13/14	5,120,000	5,260,155

		6,138,018

Telecommunication Services - 0.4%
America Movil SAB de CV (Mexico) 3.625% due 03/30/15	650,000	674,378
AT&T Inc 0.624% due 02/12/16 §	750,000	748,942
Verizon Communications Inc
1.950% due 03/28/14	2,100,000	2,107,837
4.900% due 09/15/15	4,900,000	5,236,003

		8,767,160

Utilities - 0.1%
Consolidated Natural Gas Co 5.000% due 03/01/14	1,400,000	1,410,202

Total Corporate Bonds & Notes (Cost $385,920,577)		385,832,851

U.S. GOVERNMENT AGENCY ISSUES - 19.0%
Federal Farm Credit Banks
0.160% due 06/11/14	83,400,000	83,420,350
0.250% due 05/21/14 §	3,000,000	3,002,028
Federal Home Loan Banks
0.125% due 06/18/14	41,700,000	41,702,585
0.125% due 06/19/14	15,300,000	15,300,887
0.140% due 06/04/14	45,400,000	45,408,081
0.160% due 06/30/14	205,000,000	205,037,105

Total U.S. Government Agency Issues (Cost $393,824,336)		393,871,036

U.S. TREASURY OBLIGATIONS - 24.7%
U.S. Treasury Notes - 24.7%
0.250% due 01/15/15	14,600,000	14,613,111
0.250% due 02/28/15	60,900,000	60,942,813
0.250% due 03/31/15	438,100,000	438,356,726

		513,912,650

Total U.S. Treasury Obligations (Cost $513,888,984)		513,912,650

FOREIGN GOVERNMENT BONDS & NOTES - 2.4%
Austria Government (Austria) 5.000% due 05/19/14 ~	600,000	610,645
Export Development Canada (Canada) 0.110% due 02/04/14 § ~	42,500,000	42,504,037
Kommuninvest I Sverige AB (Sweden) 0.293% due 09/11/14 § ~	2,000,000	1,999,054
Province of Ontario (Canada)
1.375% due 01/27/14	1,000,000	1,000,797
4.100% due 06/16/14	2,800,000	2,848,751
Province of Quebec (Canada) 4.875% due 05/05/14	1,140,000	1,157,881

Total Foreign Government Bonds & Notes (Cost $50,117,247)		50,121,165

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
MUNICIPAL BONDS - 0.1%
City of New York NY ‘O’ 4.650% due 06/01/15	$1,000,000	$1,056,240
New Jersey Economic Development Authority ’OO’ 0.857% due 03/01/15	400,000	401,024
University of California
0.392% due 05/15/15	400,000	398,112
0.749% due 07/01/41 §	1,000,000	1,000,180

Total Municipal Bonds (Cost $2,855,870)		2,855,556

PURCHASED OPTIONS - 0.0%
(See Note (e) in Notes to Schedule of Investments) (Cost $11,028)		5,000

SHORT-TERM INVESTMENTS - 30.7%
Commercial Paper - 8.9%
Amcor Ltd (Australia) 0.290% due 01/09/14	19,800,000	19,798,724
BAT International Finance PLC 0.260% due 01/10/14	19,800,000	19,798,713
Canadian Natural Resources Ltd 0.310% due 01/14/14	19,800,000	19,797,784
CNPC Finance Ltd (Hong Kong) 0.380% due 01/24/14	19,600,000	19,595,242
DCP Midstream LLC 0.880% due 01/03/14	14,200,000	14,199,306
Dominion Resources Inc
0.260% due 02/11/14	16,680,000	16,675,061
0.260% due 02/27/14	3,500,000	3,498,559
Electricite de France SA 0.560% due 01/06/15	19,800,000	19,691,854
Entergy Corp 0.520% due 01/03/14	13,900,000	13,899,598
Glencore Funding LLC 0.400% due 01/21/14	17,400,000	17,396,133
Vodafone Group PLC 0.320% due 03/14/14	19,800,000	19,788,637

		184,139,611

Foreign Government Issue - 1.0%
Mexico Cetes (Mexico) 3.407% due 03/20/14	MXN 261,900,000	19,915,553

	Principal Amount	Value
U.S. Government Agency Issues - 20.6%
Federal Home Loan Banks
0.120% due 06/09/14	$160,800,000	$160,812,060
0.140% due 06/04/14	50,000,000	50,008,900
Freddie Mac
0.125% due 06/09/14	137,400,000	137,357,818
0.130% due 06/09/14	70,800,000	70,778,265
0.130% due 07/11/14	9,800,000	9,795,864

		428,752,907

Repurchase Agreement - 0.2%
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $4,871,743; collateralized by U.S. Treasury Notes: 2.375% due 07/31/17 and value $4,974,325)	4,871,743	4,871,743

Total Short-Term Investments (Cost $637,799,306)		637,679,814

TOTAL INVESTMENTS - 95.5% (Cost $1,984,417,348)		1,984,278,072

OTHER ASSETS & LIABILITIES, NET - 4.5%		93,819,582

NET ASSETS - 100.0%		$2,078,097,654

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	30.7%
U.S. Treasury Obligations	24.7%
U.S. Government Agency Issues	19.0%
Corporate Bonds & Notes	18.6%
Others (each less than 3.0%)	2.5%

95.5%
Other Assets & Liabilities, Net	4.5%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/14)	22,519	$71,290,603

(d)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased	Currency Sold	Expiration	Counterparty	Unrealized Appreciation
USD 20,038,256	MXN 261,900,000	03/14	CIT	$101,509

(e)	Purchased options outstanding as of December 31, 2013 were as follows:

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - S&P 500 Index Futures (03/14)	$850.00	03/21/14	CME	400	$11,028	$5,000

Total Purchased Options					$11,028	$5,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$385,832,851	$-	$385,832,851	$-
	U.S. Government Agency Issues	393,871,036	-	393,871,036	-
	U.S. Treasury Obligations	513,912,650	-	513,912,650	-
	Foreign Government Bonds & Notes	50,121,165	-	50,121,165	-
	Municipal Bonds	2,855,556	-	2,855,556	-
	Short-Term Investments	637,679,814	-	637,679,814	-
	Derivatives:
	Equity Contracts
	Futures	71,290,603	71,290,603	-	-
	Purchased Options	5,000	5,000	-	-

	Total Equity Contracts	71,295,603	71,295,603	-	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	101,509	-	101,509	-

	Total Assets - Derivatives	71,397,112	71,295,603	101,509	-

	Total	$2,055,670,184	$71,295,603	$1,984,374,581	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 96.8%

Consumer Discretionary - 16.4%

AutoZone Inc *	26,080	$12,464,675
Bed Bath & Beyond Inc *	123,300	9,900,990
Best Buy Co Inc	104,400	4,163,472
Brinker International Inc	86,900	4,026,946
Brookfield Residential Properties Inc (NYSE) * (Canada)	191,900	4,642,061
CBS Corp ‘B’	71,000	4,525,540
Clear Channel Outdoor Holdings Inc ‘A’	162,454	1,647,284
ClubCorp Holdings Inc	177,000	3,139,980
DIRECTV *	98,900	6,833,001
DISH Network Corp ‘A’ *	192,900	11,172,768
Entercom Communications Corp ‘A’ *	56,594	594,803
Expedia Inc	171,000	11,911,860
Gannett Co Inc	218,800	6,472,104
Genuine Parts Co	40,480	3,367,531
Hanesbrands Inc	102,800	7,223,756
Hilton Worldwide Holdings Inc *	112,300	2,498,675
Kohl’s Corp	243,500	13,818,625
Marriott International Inc ‘A’	88,000	4,343,680
PetSmart Inc	122,600	8,919,150
The Gap Inc	228,000	8,910,240
The Home Depot Inc	59,800	4,923,932
Time Warner Cable Inc	21,100	2,859,050

		138,360,123

Consumer Staples - 5.9%

Diageo PLC ADR (United Kingdom)	63,500	8,408,670
Dr Pepper Snapple Group Inc	173,400	8,448,048
The Procter & Gamble Co	169,600	13,807,136
TreeHouse Foods Inc *	54,900	3,783,708
Wal-Mart Stores Inc	104,000	8,183,760
Walgreen Co	123,220	7,077,757

		49,709,079

Energy - 9.8%

Devon Energy Corp	194,800	12,052,276
Exxon Mobil Corp	386,200	39,083,440
NuStar GP Holdings LLC	71,432	2,006,525
PBF Energy Inc ‘A’	194,862	6,130,359
Phillips 66	116,000	8,947,080
QEP Resources Inc	136,180	4,173,917
Southwestern Energy Co *	136,640	5,374,051
Teekay Corp	101,400	4,868,214

		82,635,862

Financials - 31.5%

Aflac Inc	17,900	1,195,720
Alleghany Corp *	7,790	3,115,688
Allied World Assurance Co Holdings AG (Switzerland)	22,500	2,538,225
American Homes 4 Rent ‘A’ REIT	138,900	2,250,180
American International Group Inc	214,700	10,960,435
American Residential Properties Inc REIT *	212,300	3,643,068
Ameriprise Financial Inc	52,500	6,040,125
Bank of America Corp	1,013,700	15,783,309
Berkshire Hathaway Inc ‘A’ *	19	3,380,100
Brixmor Property Group Inc REIT *	123,500	2,510,755
Brookfield Asset Management Inc ‘A’ (NYSE) (Canada)	107,100	4,158,693
Capital One Financial Corp	231,300	17,719,893
Citigroup Inc	207,600	10,818,036
Excel Trust Inc REIT	161,400	1,838,346
First Republic Bank	87,200	4,564,920
Hartford Financial Services Group Inc	240,900	8,727,807
Hudson City Bancorp Inc	376,400	3,549,452
Kimco Realty Corp REIT	113,800	2,247,550

	Shares	Value
Legg Mason Inc	224,300	$9,752,564
Loews Corp	322,200	15,542,928
M&T Bank Corp	65,400	7,613,868
Marsh & McLennan Cos Inc	140,600	6,799,416
National Bank Holdings Corp ‘A’	152,580	3,265,212
Northern Trust Corp	115,000	7,117,350
Old Republic International Corp	189,200	3,267,484
Prudential Financial Inc	123,800	11,416,836
Rayonier Inc REIT	150,300	6,327,630
Starwood Property Trust Inc REIT	194,100	5,376,570
SunTrust Banks Inc	223,900	8,241,759
T Rowe Price Group Inc	62,300	5,218,871
The PNC Financial Services Group Inc	106,300	8,246,754
The Travelers Cos Inc	87,300	7,904,142
Unum Group	183,000	6,419,640
US Bancorp	267,500	10,807,000
Wells Fargo & Co	749,000	34,004,600
WR Berkley Corp	63,700	2,763,943

		265,128,869

Health Care - 9.8%

Bristol-Myers Squibb Co	167,900	8,923,885
Humana Inc	41,300	4,262,986
Johnson & Johnson	179,800	16,467,882
Merck & Co Inc	289,000	14,464,450
National Healthcare Corp	63,276	3,411,209
Pfizer Inc	642,500	19,679,775
UnitedHealth Group Inc	91,100	6,859,830
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	76,200	8,945,880

		83,015,897

Industrials - 6.3%

Carlisle Cos Inc	118,564	9,413,982
Dover Corp	119,600	11,546,184
Equifax Inc	128,900	8,905,701
Illinois Tool Works Inc	58,700	4,935,496
Union Pacific Corp	32,800	5,510,400
United Technologies Corp	112,500	12,802,500

		53,114,263

Information Technology - 6.4%

Analog Devices Inc	156,000	7,945,080
Cisco Systems Inc	536,000	12,033,200
Hewlett-Packard Co	291,900	8,167,362
KLA-Tencor Corp	84,100	5,421,086
Microsoft Corp	162,400	6,078,632
QUALCOMM Inc	93,600	6,949,800
Texas Instruments Inc	170,100	7,469,091

		54,064,251

Materials - 3.0%

Albemarle Corp	66,000	4,183,740
Ball Corp	113,600	5,868,576
Compass Minerals International Inc	46,728	3,740,576
Martin Marietta Materials Inc	59,850	5,981,409
Rock Tenn Co ‘A’	52,700	5,534,027

		25,308,328

Telecommunication Services - 1.1%

Vodafone Group PLC ADR (United Kingdom)	234,800	9,229,988

Utilities - 6.6%

American Electric Power Co Inc	117,200	5,477,928
CenterPoint Energy Inc	181,400	4,204,852
Duke Energy Corp	111,200	7,673,912
Edison International	125,000	5,787,500
NextEra Energy Inc	109,000	9,332,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
NiSource Inc	91,200	$2,998,656
Northeast Utilities	77,600	3,289,464
Sempra Energy	112,200	10,071,072
Xcel Energy Inc	235,200	6,571,488

		55,407,452

Total Common Stocks (Cost $723,513,100)		815,974,112

	Principal Amount

SHORT-TERM INVESTMENT - 2.9%

Repurchase Agreement - 2.9%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $24,241,278; collateralized by U.S. Treasury Notes: 1.875% due 08/31/17 and value $24,278,375)	$24,241,278	24,241,278

Total Short-Term Investment (Cost $24,241,278)		24,241,278

TOTAL INVESTMENTS - 99.7% (Cost $747,754,378)		840,215,390

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,445,933

NET ASSETS - 100.0%		$842,661,323

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	31.5%
Consumer Discretionary	16.4%
Health Care	9.8%
Energy	9.8%
Utilities	6.6%
Information Technology	6.4%
Industrials	6.3%
Consumer Staples	5.9%
Materials	3.0%
Others (each less than 3.0%)	4.0%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$815,974,112	$815,974,112	$-	$-
	Short-Term Investment	24,241,278	-	24,241,278	-

	Total	$840,215,390	$815,974,112	$24,241,278	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

ARYx Therapeutics Inc Strike @ $2.64 Exp 11/14/13 * ¯ +	44,635	$-
Derma Sciences Inc Strike @ $9.90 Exp 06/23/16 * ¯ +	57,500	78,771
OncoGenex Pharmaceutical Inc Strike @ $20.00 Exp 10/19/15 * ¯ +	12,820	18
SANUWAVE Health Inc Strike @ $4.00 Exp 04/08/16 * ¯ +	135,383	-

		78,789

Total Warrants (Cost $13,629)		78,789

COMMON STOCKS - 93.4%

Health Care - 92.7%

AbbVie Inc	49,715	2,625,449
Acadia Healthcare Co Inc *	72,121	3,413,487
ACADIA Pharmaceuticals Inc *	107,212	2,679,228
Acceleron Pharma Inc *	5,833	230,987
Actavis PLC * (Ireland)	19,780	3,323,040
Aerie Pharmaceuticals Inc *	26,632	478,311
Aetna Inc	73,607	5,048,704
Agios Pharmaceuticals Inc *	14,799	354,436
Alexion Pharmaceuticals Inc *	84,906	11,297,592
Allergan Inc	38,625	4,290,465
Allscripts Healthcare Solutions Inc *	83,906	1,297,187
Alnylam Pharmaceuticals Inc *	92,443	5,946,858
Aratana Therapeutics Inc *	83,597	1,596,703
BioCryst Pharmaceuticals Inc *	38,051	289,188
Biogen Idec Inc *	29,857	8,352,496
BioMarin Pharmaceutical Inc *	207,761	14,599,365
Bluebird Bio Inc *	51,275	1,075,750
Bristol-Myers Squibb Co	184,993	9,832,378
Bruker Corp *	63,239	1,250,235
Celgene Corp *	13,371	2,259,164
Celldex Therapeutics Inc *	346,393	8,386,175
Centene Corp *	59,175	3,488,366
CFR Pharmaceuticals SA ADR ~ (Chile)	125,194	2,807,200
Chimerix Inc *	44,981	679,663
Cigna Corp	56,582	4,949,793
Conatus Pharmaceuticals Inc *	71,440	460,788
Corcept Therapeutics Inc *	322,739	1,039,220
Derma Sciences Inc *	125,228	1,354,967
Envision Healthcare Holdings Inc *	25,643	910,839
Exelixis Inc *	180,344	1,105,509
Fibrocell Science Inc *	199,388	809,515
Fluidigm Corp *	85,260	3,267,163
GenMark Diagnostics Inc *	212,271	2,825,327
Gilead Sciences Inc *	89,179	6,701,802
HCA Holdings Inc *	160,609	7,662,655
Healthways Inc *	218,590	3,355,356
Illumina Inc *	39,010	4,315,286
Incyte Corp Ltd *	187,349	9,485,480
InspireMD Inc *	190,068	467,567
Isis Pharmaceuticals Inc *	172,702	6,880,448
Kindred Biosciences Inc *	41,522	462,555
KYTHERA Biopharmaceuticals Inc *	20,868	777,333
MacroGenics Inc *	10,230	280,609
McKesson Corp	15,242	2,460,059
Merck & Co Inc	100,141	5,012,057
Merrimack Pharmaceuticals Inc *	439,921	2,349,178
Molina Healthcare Inc *	38,760	1,346,910
Mylan Inc *	62,068	2,693,751
Novadaq Technologies Inc * (Canada)	108,980	1,797,080
Novo Nordisk AS ADR (Denmark)	12,027	2,222,109

	Shares	Value
OvaScience Inc * ¯	57,179	$522,616
Pacira Pharmaceuticals Inc *	75,519	4,341,587
Perrigo Co PLC (Ireland)	29,438	4,517,555
Portola Pharmaceuticals Inc *	77,040	1,983,780
Premier Inc ‘A’ *	23,397	860,074
Prothena Corp PLC * (Ireland)	40,342	1,069,870
PTC Therapeutics Inc *	80,879	1,372,517
Puma Biotechnology Inc *	38,664	4,002,884
PW Medtech Group Ltd * (Cayman)	775,782	355,161
QLT Inc * (Canada)	80,370	447,661
Quintiles Transnational Holdings Inc *	6,902	319,839
Regulus Therapeutics Inc *	38,341	283,340
Repros Therapeutics Inc *	122,361	2,239,206
Roche Holding AG (XVTX) (Switzerland)	28,030	7,857,285
Sagent Pharmaceuticals Inc *	25,702	652,317
Sangamo Biosciences Inc *	126,321	1,754,599
Shire PLC ADR (United Kingdom)	36,977	5,224,480
St Jude Medical Inc	45,199	2,800,078
Synta Pharmaceuticals Corp *	313,954	1,645,119
Tandem Diabetes Care Inc *	7,620	196,367
Targacept Inc *	96,895	402,114
Tetraphase Pharmaceuticals Inc *	79,668	1,077,111
TG Therapeutics Inc *	48,564	189,400
The Medicines Co *	107,265	4,142,574
Tornier NV * (Netherlands)	34,050	639,800
UnitedHealth Group Inc	84,560	6,367,368
Universal Health Services Inc ‘B’	52,098	4,233,483
Verastem Inc *	55,488	632,563
Vertex Pharmaceuticals Inc *	170,263	12,650,541
WuXi PharmaTech Cayman Inc ADR * (Cayman)	58,775	2,255,785
XenoPort Inc *	55,560	319,470
XOMA Corp *	118,220	795,621
ZIOPHARM Oncology Inc *	173,933	754,869
Zoetis Inc	28,015	915,810

		248,418,627

Information Technology - 0.7%

WebMD Health Corp *	45,593	1,800,923

Total Common Stocks (Cost $151,243,045)		250,219,550

	Principal Amount

SHORT-TERM INVESTMENT - 6.6%

Repurchase Agreement - 6.6%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $17,810,621; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $18,170,491)	$17,810,621	17,810,621

Total Short-Term Investment (Cost $17,810,621)		17,810,621

TOTAL INVESTMENTS - 100.0% (Cost $169,067,295)		268,108,960

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(105,414)

NET ASSETS - 100.0%		$268,003,546

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified by health care sector as a percentage of net assets as follows:

Biotechnology	42.9%
Pharmaceuticals	24.7%
Managed Health Care	7.9%
Health Care Facilities	5.7%
Life Sciences Tools & Services	4.3%
Health Care Equipment	3.2%
Others (each less than 3.0%)	4.7%

93.4%
Short-Term Investment	6.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $78,789 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	Restricted securities as of December 31, 2013 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
ARYx Therapeutics Inc Warrants (Exp 11/14/13) Acq 11/13/08	$5,580	$-	0.0%
Derma Sciences Inc Warrants (Exp 06/23/16) Acq 06/17/11	8,050	78,771	0.0%
OncoGenex Pharmaceutical Inc Warrants (Exp 10/19/15) Acq 10/19/10	-	18	0.0%
SANUWAVE Health Inc Warrants (Exp 04/08/16) Acq 04/08/11	-	-	0.0%
OvaScience Inc Acq 03/18/13	514,611	522,616	0.2%

	$528,241	$601,405	0.2%

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$78,789	$-	$78,789	$-
	Common Stocks
	Health Care	248,418,627	237,754,142	10,664,485	-
	Information Technology	1,800,923	1,800,923	-	-

		250,219,550	239,555,065	10,664,485	-
	Short-Term Investment	17,810,621	-	17,810,621	-

	Total	$268,108,960	$239,555,065	$28,553,895	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 97.4%

Consumer Discretionary - 1.8%

Starwood Hotels & Resorts Worldwide Inc	252,638	$20,072,089

Financials - 95.6%

Acadia Realty Trust REIT	105,257	2,613,531
Alexandria Real Estate Equities Inc REIT	140,670	8,949,425
American Campus Communities Inc REIT	187,572	6,041,694
Ashford Hospitality Prime Inc REIT	104,082	1,894,292
Ashford Hospitality Trust Inc REIT	520,414	4,309,028
AvalonBay Communities Inc REIT	518,214	61,268,441
Boston Properties Inc REIT	410,239	41,175,688
BRE Properties Inc REIT	54,157	2,962,930
Brookfield Office Properties Inc (NYSE) (Canada)	359,845	6,927,016
Camden Property Trust REIT	440,690	25,066,447
CBL & Associates Properties Inc REIT	101,287	1,819,115
Cousins Properties Inc REIT	603,311	6,214,103
DCT Industrial Trust Inc REIT	2,069,587	14,756,155
DDR Corp REIT	327,005	5,026,067
Duke Realty Corp REIT	537,850	8,089,264
Equity Lifestyle Properties Inc REIT	468,894	16,988,030
Equity Residential REIT	1,976,363	102,513,949
Essex Property Trust Inc REIT	17,113	2,455,887
Federal Realty Investment Trust REIT	142,856	14,487,027
Forest City Enterprises Inc ‘A’ *	641,452	12,251,733
General Growth Properties Inc REIT	2,189,463	43,942,522
HCP Inc REIT	1,223,637	44,442,496
Health Care REIT Inc	137,730	7,378,196
Healthcare Realty Trust Inc REIT	514,831	10,971,049
Host Hotels & Resorts Inc REIT	4,311,665	83,818,768
Hudson Pacific Properties Inc REIT	459,570	10,050,796
Liberty Property Trust REIT	106,460	3,605,800
Mack-Cali Realty Corp REIT	816,073	17,529,248
National Retail Properties Inc REIT	230,356	6,986,698
Post Properties Inc REIT	12,500	565,375
Prologis Inc REIT	713,837	26,376,277
PS Business Parks Inc REIT	83,488	6,380,153
Public Storage REIT	350,207	52,713,158
Realty Income Corp REIT	57,820	2,158,421
Regency Centers Corp REIT	841,188	38,947,004
Rexford Industrial Realty Inc REIT	112,700	1,487,640
Senior Housing Properties Trust REIT	898,589	19,975,634
Simon Property Group Inc REIT	1,057,042	160,839,511
Sovran Self Storage Inc REIT	61,637	4,016,883
Taubman Centers Inc REIT	153,911	9,837,991
The Macerich Co REIT	540,364	31,822,036
Ventas Inc REIT	463,950	26,575,056

	Shares	Value
Vornado Realty Trust REIT	832,542	$73,921,404
Winthrop Realty Trust REIT	38,138	421,425

		1,030,573,363

Total Common Stocks (Cost $909,240,535)		1,050,645,452

	Principal Amount
SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $21,564,007; collateralized by U.S. Treasury Notes: 0.625% due 05/31/17 and value $21,997,587)	$21,564,007	21,564,007

Total Short-Term Investment (Cost $21,564,007)		21,564,007

TOTAL INVESTMENTS - 99.4% (Cost $930,804,542)		1,072,209,459

OTHER ASSETS & LIABILITIES, NET - 0.6%		5,969,299

NET ASSETS - 100.0%		$1,078,178,758

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified by property sector as a percentage of net assets as follows:

Retail	29.5%
Specialized	23.8%
Residential	20.2%
Diversified	9.1%
Office	7.2%
Industrial	4.0%
Others (each less than 3.0%)	3.6%

97.4%
Short-Term Investment	2.0%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,050,645,452	$1,050,645,452	$-	$-
	Short-Term Investment	21,564,007	-	21,564,007	-

	Total	$1,072,209,459	$1,050,645,452	$21,564,007	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 97.5%

Consumer Discretionary - 1.2%

CBS Corp ‘B’	3,300	$210,342
Comcast Corp ‘A’	5,000	259,825
GameStop Corp ‘A’	4,800	236,448
Nikon Corp (Japan)	500	9,561
Twenty-First Century Fox Inc ‘A’	8,400	295,512

		1,011,688

Information Technology - 96.3%

Activision Blizzard Inc	64,000	1,141,120
Advanced Micro Devices Inc *	286,482	1,108,685
Akamai Technologies Inc *	3,400	160,412
Altera Corp	12,100	393,613
Apple Inc	8,300	4,657,213
Avago Technologies Ltd (Singapore)	44,900	2,374,761
Broadcom Corp ‘A’	127,300	3,774,445
Check Point Software Technologies Ltd * (Israel)	65,900	4,251,868
Cisco Systems Inc	105,500	2,368,475
Citrix Systems Inc *	37,600	2,378,200
Compuware Corp	13,800	154,698
Criteo SA ADR * (France)	2,409	82,388
Electronics For Imaging Inc *	47,071	1,823,060
EMC Corp	123,000	3,093,450
Google Inc ‘A’ *	3,800	4,258,698
Informatica Corp *	10,100	419,150
KLA-Tencor Corp	26,468	1,706,127
Lam Research Corp *	89,537	4,875,290
Lattice Semiconductor Corp *	99,517	548,339
Marvell Technology Group Ltd (Bermuda)	129,785	1,866,308
Maxim Integrated Products Inc	34,700	968,477
Microsemi Corp *	98,900	2,467,555
Microsoft Corp	61,100	2,286,973
NetApp Inc	81,700	3,361,138
Nuance Communications Inc *	158,700	2,412,240
PTC Inc *	30,364	1,074,582
Qlik Technologies Inc *	3,812	101,513
QUALCOMM Inc	43,882	3,258,238
Salesforce.com Inc *	15,900	877,521
Samsung Electronics Co Ltd (South Korea)	300	392,099
Skyworks Solutions Inc *	85,195	2,433,169
SolarWinds Inc *	13,308	503,442
Spansion Inc ‘A’ *	130,125	1,807,436
Synaptics Inc *	48,400	2,507,604
Synopsys Inc *	189,382	7,683,228
Teradyne Inc *	233,900	4,121,318
Visa Inc ‘A’	4,200	935,256

	Shares	Value
VMware Inc ‘A’ *	11,600	$1,040,636
Xoom Corp *	8,695	237,982

		79,906,707

Total Common Stocks (Cost $67,827,966)		80,918,395

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $1,578,386; collateralized by Fannie Mae: 0.000% due 06/01/17 and value $1,612,188)	$1,578,386	1,578,386

Total Short-Term Investment (Cost $1,578,386)		1,578,386

TOTAL INVESTMENTS - 99.4% (Cost $69,406,352)		82,496,781

OTHER ASSETS & LIABILITIES, NET - 0.6%		505,718

NET ASSETS - 100.0%		$83,002,499

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified by technology sector as a percentage of net assets as follows:

Semiconductors	24.9%
Application Software	18.8%
Semiconductor Equipment	12.9%
Computer Storage & Peripherals	10.0%
Systems Software	9.1%
Communications Equipment	6.8%
Internet Software & Services	5.7%
Computer Hardware	5.6%
Others (each less than 3.0%)	3.7%

97.5%
Short-Term Investment	1.9%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$1,011,688	$1,002,127	$9,561	$-
	Information Technology	79,906,707	79,514,608	392,099	-

		80,918,395	80,516,735	401,660	-
	Short-Term Investment	1,578,386	-	1,578,386	-

	Total	$82,496,781	$80,516,735	$1,980,046	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
WARRANTS - 0.1%

Malaysia - 0.1%

Genting Bhd Strike @ MYR 7.96 Exp 12/18/18 *	1,707,375	$1,631,532

Total Warrants (Cost $804,480)		1,631,532

PREFERRED STOCKS - 4.3%

Brazil - 3.2%

Banco Bradesco SA ADR	1,030,950	12,917,803
Lojas Americanas SA	3,177,640	21,292,910
Petroleo Brasileiro SA ADR	1,575,400	23,142,626

		57,353,339

Colombia - 1.1%

Banco Davivienda SA	627,332	7,690,905
Bancolombia SA ADR	139,120	6,819,663
Cementos Argos SA (NYSE)	848,968	4,290,046

		18,800,614

Total Preferred Stocks (Cost $83,501,851)		76,153,953

COMMON STOCKS - 91.1%

Bermuda - 0.7%

Jardine Strategic Holdings Ltd (XSES)	409,000	13,112,998

Brazil - 6.5%

AMBEV SA ADR	812,250	5,970,037
B2W Cia Digital *	525,258	3,405,137
BM&FBovespa SA	5,646,843	26,503,853
Diagnosticos da America SA	1,312,100	8,100,032
Embraer SA ADR	417,153	13,423,984
Estacio Participacoes SA	1,889,700	16,379,939
Kroton Educacional SA	943,280	15,698,015
MRV Engenharia e Participacoes SA	807,900	2,888,643
Natura Cosmeticos SA	975,150	17,145,788
Sul America SA	1,316,741	8,256,694

		117,772,122

Cayman - 15.4%

Baidu Inc ADR *	530,630	94,388,464
Ctrip.com International Ltd ADR *	348,410	17,288,104
Eurasia Drilling Co Ltd GDR (LI) ~	195,590	8,801,964
Home Inns & Hotels Management Inc ADR *	196,920	8,593,589
New Oriental Education & Technology Group Inc ADR	906,290	28,548,135
SOHO China Ltd	10,562,500	9,054,427
Tencent Holdings Ltd	875,400	56,175,971
Tingyi Cayman Islands Holding Corp	10,128,000	29,328,849
Want Want China Holdings Ltd	11,582,000	16,782,080
Youku Tudou Inc ADR *	293,770	8,901,231

		277,862,814

Chile - 0.9%

Cencosud SA	4,266,804	15,474,723

China - 2.0%

China Life Insurance Co Ltd ‘H’	32,000	100,918
China Oilfield Services Ltd ‘H’	1,874,000	5,858,212

	Shares	Value
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	8,427,000	$11,429,342
Sinopharm Group Co Ltd ‘H’	4,534,400	13,078,878
Tsingtao Brewery Co Ltd ‘H’	738,000	6,287,007

		36,754,357

Colombia - 0.9%

Almacenes Exito SA	523,922	8,141,984
Almacenes Exito SA GDR ~	543,772	8,443,692

		16,585,676

Denmark - 2.0%

Carlsberg AS ‘B’	315,050	34,999,457

Egypt - 0.6%

Commercial International Bank SAE	2,172,286	10,160,292

France - 2.3%

LVMH Moet Hennessy Louis Vuitton SA	101,630	18,604,483
Pernod Ricard SA	199,930	22,827,810

		41,432,293

Hong Kong - 4.9%

AIA Group Ltd	3,788,600	19,099,595
CNOOC Ltd	11,530,000	21,567,760
Hang Lung Group Ltd	1,378,000	6,994,185
Hang Lung Properties Ltd	8,832,000	28,172,867
Hong Kong Exchanges & Clearing Ltd	781,634	13,087,444

		88,921,851

India - 12.8%

Ambuja Cements Ltd	2,826,517	8,348,316
Apollo Hospitals Enterprise Ltd	561,996	8,611,335
Asian Paints Ltd	1,038,475	8,261,994
Cipla Ltd	1,461,683	9,516,135
Colgate-Palmolive India Ltd	353,201	7,700,785
DLF Ltd	3,488,142	9,477,417
HDFC Bank Ltd ADR	387,740	13,353,766
Hindustan Unilever Ltd	357,472	3,321,756
Housing Development Finance Corp	2,917,138	37,895,287
ICICI Bank Ltd ADR	618,200	22,978,494
Infosys Ltd	670,954	37,817,547
Marico Kaya Enterprises Ltd * +	25,776	1,590
Marico Ltd	1,288,813	4,522,215
Tata Consultancy Services Ltd	459,490	16,181,656
Ultratech Cement Ltd	453,204	13,004,285
United Spirits Ltd	188,538	7,952,211
Zee Entertainment Enterprises Ltd	4,603,488	20,660,707

		229,605,496

Indonesia - 2.1%

P.T. Astra International Tbk	39,274,700	22,052,221
P.T. Indocement Tunggal Prakarsa Tbk	3,887,000	6,408,465
P.T. Semen Indonesia Persero Tbk	4,426,000	5,180,691
P.T. Unilever Indonesia Tbk	1,558,500	3,342,486

		36,983,863

Italy - 1.9%

Prada SPA	2,986,400	26,532,031
Salvatore Ferragamo SPA	184,737	7,050,260

		33,582,291

Luxembourg - 1.5%

Tenaris SA ADR	634,150	27,706,014

Malaysia - 1.2%

Genting Bhd	7,002,600	21,974,093

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Mexico - 5.4%

America Movil SAB de CV ‘L’ ADR	1,470,220	$34,359,041
Fomento Economico Mexicano SAB de CV	2,442,108	23,643,922
Grupo Financiero Banorte SAB de CV ‘O’	794,524	5,558,291
Grupo Financiero Inbursa SAB de CV ‘O’	3,959,973	11,203,723
Grupo Televisa SAB ADR	750,560	22,711,946

		97,476,923

Netherlands - 2.9%

Heineken NV	168,880	11,435,309
Yandex NV ‘A’ *	930,110	40,134,247

		51,569,556

Nigeria - 1.0%

Guaranty Trust Bank PLC	24,498,433	4,170,630
Nigerian Breweries PLC	7,757,581	8,143,156
Zenith Bank PLC	31,201,633	5,319,591

		17,633,377

Panama - 0.2%

InRetail Peru Corp * ~ +	225,290	3,403,005

Philippines - 1.9%

Jollibee Foods Corp	2,451,898	9,569,112
SM Investments Corp	777,863	12,497,817
SM Prime Holdings Inc	35,565,375	11,782,025

		33,848,954

Russia - 5.2%

Alrosa AO	8,229,025	8,924,303
Magnit OJSC (RTS)	142,631	40,162,136
NovaTek OAO GDR (LI)	323,666	44,326,589

		93,413,028

Singapore - 0.4%

CapitaMalls Asia Ltd	4,852,000	7,559,977

South Africa - 1.1%

MTN Group Ltd	947,099	19,650,666
Shoprite Holdings Ltd	12,944	203,721

		19,854,387

South Korea - 1.6%

NAVER Corp *	29,112	20,062,768
Shinsegae Co Ltd *	34,302	8,224,027

		28,286,795

Switzerland - 1.1%

Cie Financiere Richemont SA ‘A’	196,752	19,688,757

Taiwan - 2.0%

Taiwan Semiconductor Manufacturing Co Ltd	9,952,376	35,067,570

Thailand - 0.9%

CP ALL PCL	12,571,000	16,067,668

Turkey - 2.7%

Anadolu Efes Biracilik Ve Malt Sanayii AS	789,711	8,553,509
BIM Birlesik Magazalar AS	408,271	8,258,265
Haci Omer Sabanci Holding AS	4,677,409	18,811,590
Turkiye Garanti Bankasi AS	2,727,626	8,864,552
Ulker Biskuvi Sanayi AS	656,437	4,656,142

		49,144,058

	Shares	Value
United Arab Emirates - 0.9%

DP World Ltd (LON)	793,575	$13,958,854
DP World Ltd (NASDAQ)	168,843	2,990,210

		16,949,064

United Kingdom - 7.6%

Anglo American PLC	307,475	6,757,173
BG Group PLC	869,950	18,747,646
Diageo PLC	410,715	13,566,423
Genel Energy PLC *	484,880	8,651,753
Glencore Xstrata PLC *	6,141,010	31,924,195
SABMiller PLC	317,580	16,354,824
Tullow Oil PLC	1,600,656	22,729,536
Unilever PLC	454,164	18,629,021

		137,360,571

United States - 0.5%

MercadoLibre Inc	88,390	9,527,558

Total Common Stocks (Cost $1,352,346,916)		1,639,779,588

	Principal Amount

SHORT-TERM INVESTMENT - 4.6%

Repurchase Agreement - 4.6%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $83,154,889; collateralized by U.S. Treasury Notes: 0.625% due 05/31/17 and value $84,820,326)	$83,154,889	83,154,889

Total Short-Term Investment (Cost $83,154,889)		83,154,889

TOTAL INVESTMENTS - 100.1% (Cost $1,519,808,136)		1,800,719,962

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,069,149)

NET ASSETS - 100.0%		$1,799,650,813

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	20.3%
Information Technology	17.7%
Financials	17.0%
Consumer Discretionary	16.3%
Energy	10.1%
Materials	5.2%
Short-Term Investment	4.6%
Industrials	3.1%
Telecommunication Services	3.0%
Others (each less than 3.0%)	2.8%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Cayman	15.4%
India	12.8%
Brazil	9.7%
United Kingdom	7.6%
Mexico	5.4%
Russia	5.2%
United States (Includes Short-Term Investment)	5.1%
Hong Kong	4.9%
Others (each less than 3.0%)	34.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $3,404,595 or 0.2% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$1,631,532	$1,631,532	$-	$-
	Preferred Stocks
	Brazil	57,353,339	36,060,429	21,292,910	-
	Colombia	18,800,614	6,819,663	11,980,951	-

		76,153,953	42,880,092	33,273,861	-
	Common Stocks
	Bermuda	13,112,998	-	13,112,998	-
	Brazil	117,772,122	19,394,021	98,378,101	-
	Cayman	277,862,814	157,719,523	120,143,291	-
	Chile	15,474,723	-	15,474,723	-
	China	36,754,357	-	36,754,357	-
	Colombia	16,585,676	-	16,585,676	-
	Denmark	34,999,457	-	34,999,457	-
	Egypt	10,160,292	10,160,292	-	-
	France	41,432,293	-	41,432,293	-
	Hong Kong	88,921,851	-	88,921,851	-
	India	229,605,496	36,332,260	193,271,646	1,590
	Indonesia	36,983,863	-	36,983,863	-
	Italy	33,582,291	-	33,582,291	-
	Luxembourg	27,706,014	27,706,014	-	-
	Malaysia	21,974,093	-	21,974,093	-
	Mexico	97,476,923	97,476,923	-	-
	Netherlands	51,569,556	40,134,247	11,435,309	-
	Nigeria	17,633,377	17,633,377	-	-
	Panama	3,403,005	-	-	3,403,005
	Philippines	33,848,954	-	33,848,954	-
	Russia	93,413,028	3,244,530	90,168,498	-
	Singapore	7,559,977	-	7,559,977	-
	South Africa	19,854,387	-	19,854,387	-
	South Korea	28,286,795	-	28,286,795	-
	Switzerland	19,688,757	-	19,688,757	-
	Taiwan	35,067,570	-	35,067,570	-
	Thailand	16,067,668	-	16,067,668	-
	Turkey	49,144,058	-	49,144,058	-
	United Arab Emirates	16,949,064	2,990,210	13,958,854	-
	United Kingdom	137,360,571	-	137,360,571	-
	United States	9,527,558	9,527,558	-	-

		1,639,779,588	422,318,955	1,214,056,038	3,404,595
	Short-Term Investment	83,154,889	-	83,154,889	-

	Total	$1,800,719,962	$466,830,579	$1,330,484,788	$3,404,595

During the year ended December 31, 2013, investments with a total aggregate value of $29,656,869 were transferred from Level 1 to Level 2 due to the valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading. During the same period, an investment with a value $10,160,292 was transferred from Level 2 to Level 1 due to the removal of valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading. Also during the same period, an investment with a value of $3,403,005 was transferred from Level 2 to Level 3 due to an unobservable liquidity discount being applied to the fair value of the investment.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
PREFERRED STOCKS - 0.9%

Brazil - 0.9%

Itau Unibanco Holding SA ADR	1,114,975	$15,130,211

Total Preferred Stocks (Cost $16,921,154)		15,130,211

COMMON STOCKS - 98.6%

Bermuda - 1.3%

Li & Fung Ltd	17,142,938	22,196,814

Brazil - 0.5%

BM&FBovespa SA	1,662,016	7,800,788

Canada - 3.6%

Canadian National Railway Co (NYSE)	577,406	32,923,690
Shoppers Drug Mart Corp	173,115	9,483,231
Valeant Pharmaceuticals International Inc (NYSE) *	156,106	18,326,844

		60,733,765

Czech Republic - 0.2%

Komercni Banka AS	15,351	3,426,889

France - 12.9%

Air Liquide SA	254,603	36,092,890
Danone	469,931	33,901,150
Dassault Systemes	75,176	9,340,973
GDF Suez	591,198	13,950,999
Legrand SA	311,179	17,159,971
LVMH Moet Hennessy Louis Vuitton SA	185,757	34,004,851
Pernod Ricard SA	288,526	32,943,614
Schneider Electric SA	446,092	39,154,097

		216,548,545

Germany - 12.3%

Bayer AG	532,099	74,649,958
Beiersdorf AG	270,282	27,440,385
Linde AG	166,849	34,944,385
Merck KGaA	167,320	30,146,105
MTU Aero Engines AG	82,990	8,151,499
SAP AG	373,599	32,032,400

		207,364,732

Hong Kong - 2.0%

AIA Group Ltd	4,287,413	21,614,277
China Unicom Hong Kong Ltd	8,340,069	12,498,134

		34,112,411

India - 1.5%

ICICI Bank Ltd ADR	694,536	25,815,903

Israel - 0.6%

Check Point Software Technologies Ltd *	169,948	10,965,045

Italy - 0.5%

Saipem SPA	404,806	8,739,031

Japan - 12.2%

Canon Inc	34,400	1,094,966
Denso Corp	695,100	36,752,013
FANUC Corp	115,100	21,106,645
Honda Motor Co Ltd	1,024,000	42,232,635

	Shares	Value
Hoya Corp	932,600	$25,956,099
Inpex Corp	1,391,000	17,834,797
Japan Tobacco Inc	389,200	12,663,435
Kyocera Corp	321,100	16,061,333
Lawson Inc	112,000	8,383,456
Rinnai Corp	4,200	327,337
Shin-Etsu Chemical Co Ltd	382,600	22,371,867

		204,784,583

Netherlands - 8.0%

Akzo Nobel NV	370,581	28,752,744
Heineken NV	423,968	28,707,989
ING Groep NV CVA *	2,725,781	38,116,382
Randstad Holding NV	612,969	39,800,394

		135,377,509

Russia - 0.5%

Sberbank of Russia ADR (LON)	628,741	7,940,496

Singapore - 1.7%

DBS Group Holdings Ltd	1,608,414	21,861,393
Singapore Telecommunications Ltd Board Lot 10	2,415,531	6,986,494

		28,847,887

South Korea - 0.8%

Samsung Electronics Co Ltd	10,002	13,072,567

Spain - 2.2%

Amadeus IT Holding SA ‘A’	651,028	27,886,193
Banco Santander SA	1,045,631	9,436,098

		37,322,291

Sweden - 1.2%

Hennes & Mauritz AB ‘B’	439,005	20,286,656

Switzerland - 10.7%

Julius Baer Group Ltd	530,627	25,586,558
Kuehne + Nagel International AG	78,873	10,373,394
Nestle SA	793,377	58,240,175
Roche Holding AG (XVTX)	86,451	24,233,682
Sonova Holding AG	100,037	13,485,573
Swiss Re AG	187,177	17,301,585
UBS AG (XVTX)	1,646,677	31,369,724

		180,590,691

Taiwan - 2.4%

Hon Hai Precision Industry Co Ltd	5,095,294	13,714,549
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,492,738	26,033,351

		39,747,900

United Kingdom - 21.9%

Barclays PLC	6,131,202	27,741,196
BG Group PLC	1,343,319	28,948,870
Compass Group PLC	2,962,258	47,496,330
Delphi Automotive PLC	221,198	13,300,636
Diageo PLC	801,557	26,476,416
Hays PLC	4,802,752	10,335,012
HSBC Holdings PLC (LI)	4,533,946	49,727,834
Reckitt Benckiser Group PLC	363,758	28,961,203
Rio Tinto PLC	568,023	32,053,264
Smiths Group PLC	900,654	22,147,159
Standard Chartered PLC	1,560,566	35,162,389
WPP PLC	1,999,863	45,892,664

		368,242,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
United States - 1.6%

NCR Corp *	200,128	$6,816,360
Yum! Brands Inc	275,166	20,805,301

		27,621,661

Total Common Stocks (Cost $1,229,893,823)		1,661,539,137

	Principal Amount

SHORT-TERM INVESTMENT - 0.4%

Commercial Paper - 0.4%

General Electric Capital Corp 0.040% due 01/02/14	$7,092,000	7,091,992

Total Short-Term Investment (Cost $7,091,992)		7,091,992

TOTAL INVESTMENTS - 99.9% (Cost $1,253,906,969)		1,683,761,340

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,072,654

NET ASSETS - 100.0%		$1,684,833,994

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.1%
Consumer Discretionary	16.8%
Consumer Staples	15.9%
Industrials	11.9%
Information Technology	10.9%
Health Care	9.5%
Materials	9.1%
Energy	3.3%
Others (each less than 3.0%)	2.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	21.9%
France	12.9%
Germany	12.3%
Japan	12.2%
Switzerland	10.7%
Netherlands	8.0%
Canada	3.6%
Others (each less than 3.0%)	18.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$15,130,211	$15,130,211	$-	$-
	Common Stocks
	Bermuda	22,196,814	-	22,196,814	-
	Brazil	7,800,788	-	7,800,788	-
	Canada	60,733,765	60,733,765	-	-
	Czech Republic	3,426,889	-	3,426,889	-
	France	216,548,545	-	216,548,545	-
	Germany	207,364,732	-	207,364,732	-
	Hong Kong	34,112,411	-	34,112,411	-
	India	25,815,903	25,815,903	-	-
	Israel	10,965,045	10,965,045	-	-
	Italy	8,739,031	-	8,739,031	-
	Japan	204,784,583	-	204,784,583	-
	Netherlands	135,377,509	-	135,377,509	-
	Russia	7,940,496	-	7,940,496	-
	Singapore	28,847,887	-	28,847,887	-
	South Korea	13,072,567	-	13,072,567	-
	Spain	37,322,291	-	37,322,291	-
	Sweden	20,286,656	-	20,286,656	-
	Switzerland	180,590,691	-	180,590,691	-
	Taiwan	39,747,900	26,033,351	13,714,549	-
	United Kingdom	368,242,973	13,300,636	354,942,337	-
	United States	27,621,661	27,621,661	-	-

		1,661,539,137	164,470,361	1,497,068,776	-
	Short-Term Investment	7,091,992	-	7,091,992	-

	Total	$1,683,761,340	$179,600,572	$1,504,160,768	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
PREFERRED STOCKS - 0.3%

Brazil - 0.3%

Cia Energetica de Sao Paulo ‘B’	369,750	$3,515,347

Total Preferred Stocks (Cost $3,755,366)		3,515,347

COMMON STOCKS - 98.1%

Australia - 5.0%

Arrium Ltd	3,109,700	4,862,001
Australand Property Group REIT	1,257,838	4,324,878
Beach Energy Ltd	2,020,690	2,581,532
Challenger Ltd	942,811	5,222,312
CSR Ltd	1,470,600	3,491,310
Federation Centres Ltd REIT	1,353,267	2,828,441
Flight Centre Travel Group Ltd	144,857	6,152,005
Grange Resources Ltd	4,091,556	932,036
iiNET Ltd	906,473	5,287,517
Investa Office Fund REIT	1,684,000	4,707,632
JB Hi-Fi Ltd	312,777	6,022,865
M2 Telecommunications Group Ltd	634,304	3,551,944
Mount Gibson Iron Ltd	2,685,729	2,444,263
OrotonGroup Ltd	94,014	370,752
Paladin Energy Ltd *	5,699,497	2,378,367
PanAust Ltd	1,463,872	2,373,179
Perseus Mining Ltd *	1,549,464	342,582
Resolute Mining Ltd *	1,740,405	869,480
Spark Infrastructure Group	4,059,754	5,892,346
TPG Telecom Ltd	1,542,110	7,345,117

		71,980,559

Austria - 0.4%

Oesterreichische Post AG	133,194	6,382,252

Belgium - 0.3%

NV Bekaert SA	107,800	3,813,752

Bermuda - 0.9%

Golden Ocean Group Ltd	2,941,890	7,086,221
Hiscox Ltd	483,168	5,564,702

		12,650,923

Canada - 6.4%

AGF Management Ltd ‘B’	314,400	3,927,595
Aimia Inc	226,400	4,158,215
Alamos Gold Inc	152,100	1,842,812
Argonaut Gold Inc *	289,800	1,451,387
Artis REIT	194,000	2,713,900
B2Gold Corp *	834,700	1,713,011
Calfrac Well Services Ltd	108,125	3,155,448
Canadian Apartment Properties REIT	185,500	3,710,873
Celestica Inc *	401,875	4,176,700
Cogeco Cable Inc	103,600	4,679,433
Constellation Software Inc	27,450	5,814,051
Enerflex Ltd	342,800	4,840,668
Ensign Energy Services Inc	192,400	3,030,221
Gluskin Sheff + Associates Inc	197,600	4,780,720
Methanex Corp (TSE)	102,600	6,067,623
Nevsun Resources Ltd	696,300	2,313,899
Norbord Inc	76,900	2,451,244
Pacific Rubiales Energy Corp	114,300	1,973,417
Parkland Fuel Corp	328,400	5,710,095
Primero Mining Corp *	409,200	1,802,830
Sandvine Corp *	1,268,100	3,533,609

	Shares	Value
TELUS Corp	116,800	$4,019,965
The Jean Coutu Group PJC Inc ‘A’	234,000	4,055,486
TransGlobe Energy Corp *	269,800	2,255,424
Trinidad Drilling Ltd	379,900	3,522,725
West Fraser Timber Co Ltd	38,700	3,774,366

		91,475,717

Cayman - 0.3%

AMVIG Holdings Ltd	2,232,000	1,059,918
China Wireless Technologies Ltd	856,000	280,779
Polarcus Ltd *	3,842,293	2,972,441

		4,313,138

China - 0.4%

Angang Steel Co Ltd ‘H’ *	6,942,000	5,188,707

Denmark - 2.8%

GN Store Nord AS	260,000	6,408,518
Jyske Bank AS *	60,642	3,274,154
NKT Holding AS	59,100	2,921,297
Pandora AS	199,614	10,886,499
Royal UNIBREW AS	41,465	5,630,669
Topdanmark AS *	195,760	5,164,274
Tryg AS	58,297	5,640,906

		39,926,317

Finland - 1.8%

Amer Sports OYJ	255,000	5,323,321
Caverion Corp *	344,100	4,233,170
Huhtamaki OYJ	226,304	5,816,065
Pohjola Bank PLC ‘A’	303,501	6,112,881
Tieto OYJ	179,523	4,061,339

		25,546,776

France - 5.0%

Cap Gemini SA	199,907	13,555,667
CNP Assurances	338,418	6,938,974
Imerys SA	59,981	5,231,274
Ipsen SA	64,288	3,041,641
Legrand SA	473	26,084
Mercialys SA REIT	205,048	4,308,106
Plastic Omnium SA	234,067	6,552,354
Publicis Groupe SA	53,025	4,867,578
SCOR SE	200,855	7,342,466
Technicolor SA *	715,753	3,794,534
Valeo SA	79,057	8,759,137
Wendel SA	46,713	6,810,453

		71,228,268

Germany - 7.9%

Aurubis AG	60,718	3,707,449
Deutz AG *	348,176	3,107,861
Duerr AG	90,978	8,113,591
Freenet AG *	284,543	8,595,715
GEA Group AG	174,984	8,330,572
Gerresheimer AG	88,632	6,202,016
Hannover Rueck SE	113,372	9,791,529
Heidelberger Druckmaschinen AG *	1,571,100	5,567,347
Infineon Technologies AG	614,225	6,559,068
KION Group AG *	88,900	3,759,228
Kloeckner & Co SE *	179,800	2,468,163
Krones AG	42,543	3,654,547
Nordex SE *	276,800	3,657,857
Norma Group SE	85,500	4,245,568
ProSiebenSat.1 Media AG	148,656	7,374,466
Rhoen Klinikum AG	187,600	5,522,784
Stada Arzneimittel AG	122,400	6,064,055
Talanx AG	111,016	3,764,821
United Internet AG	134,857	5,745,104
Wincor Nixdorf AG	88,700	6,189,775

		112,421,516

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Greece - 0.3%

Public Power Corp SA	294,467	$4,375,405

Hong Kong - 1.5%

Dah Sing Banking Group Ltd	2,295,928	4,033,997
Melco International Development Ltd	2,640,000	9,729,688
PCCW Ltd	5,796,000	2,594,471
Techtronic Industries Co	1,586,500	4,517,968

		20,876,124

Ireland - 1.8%

DCC PLC	135,836	6,688,876
Grafton Group PLC	310,900	3,329,552
ICON PLC *	96,000	3,879,360
Paddy Power PLC	47,383	4,049,720
Smurfit Kappa Group PLC	294,395	7,250,201

		25,197,709

Israel - 0.2%

Cellcom Israel Ltd	207,613	2,858,345

Italy - 2.4%

Ansaldo STS SPA	347,149	3,752,143
Banca Generali SPA	190,617	5,946,941
Brembo SPA	164,848	4,442,913
De’Longhi SPA	259,182	4,235,669
Gtech SPA	164,806	5,027,082
MARR SPA	119,128	1,983,154
Mediolanum SPA	1,056,219	9,193,650

		34,581,552

Japan - 20.8%

ADEKA Corp	244,400	2,694,928
Ain Pharmaciez Inc	46,500	2,284,535
Alpine Electronics Inc	191,600	2,689,465
Avex Group Holdings Inc	145,700	3,133,404
Bando Chemical Industries Ltd	429,000	1,688,930
Century Tokyo Leasing Corp	122,200	4,042,919
COOKPAD Inc	151,200	4,728,049
Daihen Corp	826,000	3,837,045
Daikyo Inc	1,324,000	3,601,680
Daiwabo Holdings Co Ltd	1,398,000	2,740,652
DIC Corp	2,470,000	7,526,986
Eiken Chemical Co Ltd	194,500	3,677,103
Enplas Corp	57,300	3,939,942
Fuji Electric Co Ltd	750,000	3,513,202
Fuji Oil Co Ltd	247,900	3,693,986
Fujisash Co Ltd *	1,434,600	3,028,907
Haseko Corp *	906,000	6,905,731
Higashi Nihon House Co Ltd	847,000	4,255,934
Hino Motors Ltd	421,000	6,635,011
Hitachi Capital Corp	265,800	7,763,042
Hogy Medical Co Ltd	51,267	2,700,539
Idemitsu Kosan Co Ltd	178,800	4,071,125
Iida Group Holdings Co Ltd *	248,124	4,952,584
Izumi Co Ltd	91,300	2,866,132
Japan Airlines Co Ltd	90,300	4,455,170
Juki Corp *	591,000	1,288,484
Kakaku.com Inc	357,860	6,293,093
Kanamoto Co Ltd	277,000	7,045,221
Kose Corp	137,900	4,380,610
Kuroda Electric Co Ltd	247,500	3,715,524
Kyowa Exeo Corp	322,400	4,266,279
Mandom Corp	110,200	3,489,397
Matsumotokiyoshi Holdings Co Ltd	150,500	5,258,181
Meitec Corp	129,900	3,522,675
Misawa Homes Co Ltd	238,900	3,682,312
Mito Securities Co Ltd	534,000	2,619,907
Mitsubishi Gas Chemical Co Inc	472,000	3,478,678
Mitsubishi Steel Manufacturing Co Ltd	981,000	2,495,345

	Shares	Value
Mitsui Engineering & Shipbuilding Co Ltd	1,975,000	$4,079,036
Mutoh Holdings Co Ltd	653,000	3,288,038
Nagoya Railroad Co Ltd	1,236,000	3,561,194
NEC Capital Solutions Ltd	121,500	3,332,212
NHK Spring Co Ltd	391,100	4,420,667
Nichiha Corp	379,100	5,207,162
Nihon Unisys Ltd	640,400	5,626,814
Nippon Paint Co Ltd	295,000	4,909,848
Nishio Rent All Co Ltd	95,100	2,408,277
Nisshin Steel Holdings Co Ltd	232,300	2,785,545
Nissin Electric Co Ltd	567,000	3,468,318
Otsuka Corp	32,300	4,122,747
PanaHome Corp	364,000	2,683,491
Raysum Co Ltd *	2,302	3,696,011
Sawai Pharmaceutical Co Ltd	50,400	3,253,744
Seikitokyu Kogyo Co Ltd *	2,420,000	3,306,705
Seiko Holdings Corp	833,000	4,114,534
Seino Holdings Co Ltd	401,000	4,227,247
Ship Healthcare Holdings Inc	123,300	4,788,255
Showa Corp	549,000	8,858,486
SKY Perfect JSAT Holdings Inc	627,649	3,400,618
Sohgo Security Services Co Ltd	154,900	3,085,237
Sojitz Corp	2,349,400	4,183,788
Sundrug Co Ltd	74,100	3,316,074
Tadano Ltd	206,000	2,769,548
TBK Co Ltd	109,000	592,388
The Higo Bank Ltd	242,000	1,330,995
The Keiyo Bank Ltd	271,000	1,305,970
Tosoh Corp	1,465,000	6,827,337
Toyo Tire & Rubber Co Ltd	1,157,000	6,606,297
Toyoda Gosei Co Ltd	161,400	3,760,705
TS Tech Co Ltd	141,600	4,781,141
Tsuruha Holdings Inc	57,400	5,275,792
Ulvac Inc *	375,664	4,968,399
West Holdings Corp	228,600	2,939,379
Yamaguchi Financial Group Inc	446,000	4,136,061
Yamatane Corp	1,356,000	2,338,538

		296,719,305

Malaysia - 0.3%

POS Malaysia Bhd	2,917,100	4,883,861

Multi-National - 0.2%

HKT Trust & HKT Ltd	3,339,000	3,304,665

Netherlands - 1.1%

Arcadis NV	105,145	3,707,013
PostNL NV *	725,200	4,149,593
SBM Offshore NV *	372,900	7,620,307

		15,476,913

New Zealand - 0.4%

Telecom Corp of New Zealand Ltd	3,251,712	6,167,033

Norway - 0.7%

DNO International ASA *	1,590,900	6,378,505
Fred Olsen Energy ASA	88,729	3,619,925

		9,998,430

Portugal - 0.3%

Mota-Engil SGPS SA	150,621	896,120
ZON OPTIMUS SGPS SA	565,800	4,205,038

		5,101,158

Singapore - 0.5%

Olam International Ltd	2,385,000	2,910,511
Singapore Post Ltd	3,631,000	3,815,921

		6,726,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
South Korea - 3.8%

Chong Kun Dang Pharmaceutical Corp *	75,602	$4,885,636
Chongkundang Holdings Corp *	29,255	1,176,188
Daeduck GDS Co Ltd *	208,570	3,478,589
Dongbu Insurance Co Ltd	72,800	3,880,556
GS Home Shopping Inc *	15,289	4,453,974
Hanwha Corp *	115,190	4,312,881
Humax Co Ltd *	264,489	3,023,400
Iljin Display Co Ltd *	299,360	4,440,761
KEPCO Plant Service & Engineering Co Ltd *	51,634	2,682,461
Korea Aerospace Industries Ltd *	160,470	4,413,745
Korea District Heating Corp *	37,055	3,022,268
LIG Insurance Co Ltd	150,310	4,709,535
LOTTE Himart Co Ltd *	75,644	6,274,370
Meritz Fire & Marine Insurance Co Ltd	266,300	3,815,984

		54,570,348

Spain - 2.0%

Acerinox SA	354,801	4,525,642
Bolsas y Mercados Espanoles SA	177,378	6,751,281
Distribuidora Internacional de Alimentacion SA	525,895	4,704,698
Ence Energia y Celulosa SA	983,246	3,694,134
Gamesa Corp Tecnologica SA *	508,988	5,314,753
Red Electrica Corp SA	46,982	3,140,847

		28,131,355

Sweden - 2.3%

AarhusKarlshamn AB	110,745	7,097,368
Intrum Justitia AB	234,779	6,591,263
JM AB	162,700	4,616,547
Kungsleden AB	395,300	2,658,190
Meda AB ‘A’	434,436	5,523,733
Trelleborg AB ‘B’	342,722	6,832,064

		33,319,165

Switzerland - 8.1%

Actelion Ltd	95,426	8,089,374
Adecco SA	119,180	9,465,332
Baloise Holding AG	50,806	6,491,012
Banque Cantonale Vaudoise	5,777	3,153,786
Basilea Pharmaceutica	32,200	3,814,386
Bucher Industries AG	17,445	5,078,806
EMS-Chemie Holding AG	10,581	3,770,564
Forbo Holding AG	6,200	5,297,387
Galenica AG	6,112	6,156,084
GAM Holding AG	255,290	4,968,928
Georg Fischer AG	9,499	6,686,141
Givaudan SA	6,102	8,742,081
Helvetia Holding AG	12,428	6,237,249
Implenia AG	29,092	2,122,291
Lindt & Spruengli AG	1,929	8,694,872
Lonza Group AG	42,352	4,031,481
OC Oerlikon Corp AG	455,862	6,825,620
Swiss Life Holding AG	36,300	7,555,115
Temenos Group AG	171,577	4,860,751
Vontobel Holding AG	81,297	3,369,325

		115,410,585

Thailand - 0.2%

Sino Thai Engineering & Construction PCL	6,623,000	2,660,771

United Kingdom - 19.7%

3i Group PLC	1,343,880	8,573,820
Aberdeen Asset Management PLC	540,390	4,500,272
Afren PLC *	1,662,819	4,660,523
Ashmore Group PLC	642,449	4,295,121
Ashtead Group PLC	514,548	6,510,357

	Shares	Value
Aveva Group PLC	125,298	$4,500,193
Babcock International Group PLC	384,737	8,635,624
Barratt Developments PLC	422,046	2,441,301
Beazley PLC	2,962,101	13,371,910
Bellway PLC	384,799	10,042,839
Berendsen PLC	268,000	4,171,688
Berkeley Group Holdings PLC	242,129	10,709,270
Betfair Group PLC	195,000	3,488,449
Bodycote PLC	716,308	7,958,235
Cairn Energy PLC *	1,299,800	5,811,539
Close Brothers Group PLC	390,964	8,912,954
Cobham PLC	1,401,906	6,375,409
Direct Line Insurance Group PLC	1,431,700	5,927,284
Dixons Retail PLC *	9,615,074	7,728,578
DS Smith PLC	1,426,676	7,867,396
easyJet PLC	328,962	8,375,292
Go-Ahead Group PLC	186,593	5,444,362
Home Retail Group PLC	1,305,348	4,150,979
IG Group Holdings PLC	908,867	9,296,975
International Personal Finance PLC	429,206	3,553,346
Jupiter Fund Management PLC	607,763	3,877,216
Laird PLC	735,110	3,380,636
London Stock Exchange Group PLC	340,633	9,778,804
Micro Focus International PLC	496,417	6,322,781
Mondi PLC	570,699	9,924,634
Next PLC	90,255	8,147,411
Northgate PLC	690,681	5,890,720
Pace PLC	937,667	4,957,119
Persimmon PLC *	221,346	4,547,263
Playtech PLC	257,200	3,140,076
Rexam PLC	634,050	5,575,331
Rightmove PLC	207,228	9,436,486
RPC Group PLC	339,408	3,323,055
Serco Group PLC	677,900	5,602,287
SIG PLC	1,856,403	6,511,218
Soco International PLC *	525,800	3,448,591
St James’s Place PLC	432,922	5,219,767
Stagecoach Group PLC	616,971	3,873,046
Synthomer PLC	730,400	3,090,406
Taylor Wimpey PLC	4,698,249	8,710,063

		282,060,626

United States - 0.3%

Gran Tierra Energy Inc *	619,800	4,521,958

Total Common Stocks (Cost $1,030,784,023)		1,401,869,665

	Principal Amount

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $18,974,532; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $19,358,811)	$18,974,532	18,974,532

Total Short-Term Investment (Cost $18,974,532)		18,974,532

TOTAL INVESTMENTS - 99.7% (Cost $1,053,513,921)		1,424,359,544

OTHER ASSETS & LIABILITIES, NET - 0.3%		4,417,584

NET ASSETS - 100.0%		$1,428,777,128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Industrials	21.4%
Financials	19.3%
Consumer Discretionary	18.9%
Materials	10.8%
Information Technology	8.3%
Health Care	5.5%
Energy	5.1%
Consumer Staples	4.6%
Telecommunication Services	3.1%
Others (each less than 3.0%)	2.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	20.8%
United Kingdom	19.7%
Switzerland	8.1%
Germany	7.9%
Canada	6.4%
Australia	5.0%
France	5.0%
South Korea	3.8%
Others (each less than 3.0%)	23.0%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$3,515,347	$-	$3,515,347	$-
	Common Stocks
	Australia	71,980,559	-	71,980,559	-
	Austria	6,382,252	-	6,382,252	-
	Belgium	3,813,752	-	3,813,752	-
	Bermuda	12,650,923	-	12,650,923	-
	Canada	91,475,717	91,475,717	-	-
	Cayman	4,313,138	-	4,313,138	-
	China	5,188,707	-	5,188,707	-
	Denmark	39,926,317	-	39,926,317	-
	Finland	25,546,776	-	25,546,776	-
	France	71,228,268	-	71,228,268	-
	Germany	112,421,516	-	112,421,516	-
	Greece	4,375,405	-	4,375,405	-
	Hong Kong	20,876,124	-	20,876,124	-
	Ireland	25,197,709	3,879,360	21,318,349	-
	Israel	2,858,345	-	2,858,345	-
	Italy	34,581,552	-	34,581,552	-
	Japan	296,719,305	4,952,584	291,766,721	-
	Malaysia	4,883,861	-	4,883,861	-
	Multi-National	3,304,665	-	3,304,665	-
	Netherlands	15,476,913	-	15,476,913	-
	New Zealand	6,167,033	-	6,167,033	-
	Norway	9,998,430	-	9,998,430	-
	Portugal	5,101,158	-	5,101,158	-
	Singapore	6,726,432	-	6,726,432	-
	South Korea	54,570,348	4,885,636	49,684,712	-
	Spain	28,131,355	-	28,131,355	-
	Sweden	33,319,165	-	33,319,165	-
	Switzerland	115,410,585	-	115,410,585	-
	Thailand	2,660,771	-	2,660,771	-
	United Kingdom	282,060,626	-	282,060,626	-
	United States	4,521,958	4,521,958	-	-

		1,401,869,665	109,715,255	1,292,154,410	-
	Short-Term Investment	18,974,532	-	18,974,532	-

	Total	$1,424,359,544	$109,715,255	$1,314,644,289	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp 01/09/14 *	368,247	$251,272

Total Rights (Cost $240,760)		251,272

PREFERRED STOCKS - 1.5%

Germany - 1.5%

Volkswagen AG	68,830	19,337,856

Total Preferred Stocks (Cost $12,641,532)		19,337,856

COMMON STOCKS - 98.3%

Australia - 2.2%

Australia & New Zealand Banking Group Ltd	742,196	21,366,307
Goodman Group REIT	1,567,024	6,636,860

		28,003,167

Belgium - 1.4%

Solvay SA	114,719	18,158,080

Brazil - 0.5%

Cia Energetica de Minas Gerais ADR	885,670	6,899,369

Canada - 0.5%

First Quantum Minerals Ltd	327,816	5,906,706

China - 1.7%

China Construction Bank Corp ‘H’	13,054,000	9,913,247
China Shenhua Energy Co Ltd ‘H’	3,584,500	11,397,787

		21,311,034

Denmark - 1.1%

Danske Bank AS *	606,966	13,974,581

Finland - 1.2%

UPM-Kymmene OYJ	892,214	15,095,094

France - 13.2%

AXA SA	938,728	26,184,116
BNP Paribas SA	413,312	32,363,443
Cie de St-Gobain	404,972	22,383,507
Electricite de France	345,714	12,242,574
GDF Suez	441,533	10,419,228
Lafarge SA	208,576	15,695,572
Publicis Groupe SA	115,352	10,589,058
Schneider Electric SA	146,902	12,893,787
Societe Generale SA	82,456	4,815,222
Sodexo	144,367	14,659,217
Suez Environnement Co	350,697	6,284,543

		168,530,267

Germany - 9.5%

Allianz SE	53,456	9,588,591
BASF SE	201,857	21,524,984
Bayer AG	205,926	28,890,051

	Shares	Value
Daimler AG (XETR)	270,657	$23,428,293
Deutsche Telekom AG	1,364,581	23,338,690
Metro AG	284,119	13,761,106

		120,531,715

Hong Kong - 3.0%

China Overseas Land & Investment Ltd	3,390,000	9,575,095
Hutchison Whampoa Ltd	1,420,000	19,415,679
Wharf Holdings Ltd	1,181,000	9,026,574

		38,017,348

India - 0.7%

ICICI Bank Ltd ADR	234,259	8,707,407

Italy - 3.3%

Assicurazioni Generali SPA	279,330	6,638,519
Eni SPA	1,122,276	27,136,187
UniCredit SPA	1,189,857	8,860,031

		42,634,737

Japan - 22.6%

Bridgestone Corp	307,300	11,649,871
Daiwa House Industry Co Ltd	679,000	13,145,609
East Japan Railway Co	183,300	14,628,511
Hitachi Ltd	2,828,000	21,441,191
Honda Motor Co Ltd	424,500	17,507,572
Japan Tobacco Inc	448,700	14,599,392
Kawasaki Heavy Industries Ltd	2,678,000	11,256,926
KDDI Corp	200,600	12,371,918
Mitsubishi UFJ Financial Group Inc	4,761,100	31,480,672
Mitsui Fudosan Co Ltd	231,000	8,332,684
Nitto Denko Corp	194,700	8,242,482
Nomura Holdings Inc	1,608,100	12,445,873
ORIX Corp	1,257,400	22,149,396
Ricoh Co Ltd	801,000	8,547,354
Seven & I Holdings Co Ltd	418,100	16,650,828
Sumitomo Electric Industries Ltd	775,000	12,951,142
Sumitomo Mitsui Financial Group Inc	460,100	23,760,263
Toyota Motor Corp	264,300	16,083,307
Yamato Holdings Co Ltd	497,700	10,075,699

		287,320,690

Netherlands - 2.8%

ASML Holding NV	70,437	6,614,394
European Aeronautic Defence & Space Co NV	196,720	15,162,766
ING Groep NV CVA *	964,786	13,491,235

		35,268,395

Norway - 1.0%

Telenor ASA	537,946	12,846,043

South Korea - 1.0%

Samsung Electronics Co Ltd	9,358	12,230,862

Spain - 0.7%

Repsol SA	368,247	9,304,201

Sweden - 3.2%

Electrolux AB ‘B’	463,330	12,197,754
Nordea Bank AB	982,588	13,305,259
Telefonaktiebolaget LM Ericsson ‘B’	1,210,938	14,828,753

		40,331,766

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Switzerland - 5.9%

Novartis AG	309,721	$24,787,114
Roche Holding AG (XVTX)	45,907	12,868,511
Swiss Re AG	309,682	28,625,256
UBS AG (XVTX)	469,701	8,947,954

		75,228,835

United Kingdom - 22.8%

AstraZeneca PLC	293,963	17,436,725
Barclays PLC	3,233,850	14,631,856
BG Group PLC	747,045	16,099,012
BP PLC	1,928,481	15,622,174
Centrica PLC	1,149,344	6,619,129
HSBC Holdings PLC (LI)	3,936,985	43,180,429
InterContinental Hotels Group PLC	498,453	16,624,639
Kingfisher PLC	1,665,366	10,646,445
Pearson PLC	509,940	11,326,558
Prudential PLC	964,273	21,581,419
Rio Tinto PLC	350,190	19,761,053
Royal Dutch Shell PLC ‘A’ (LI)	922,066	33,115,384
SABMiller PLC	204,148	10,513,271
Tullow Oil PLC	473,964	6,730,354
Vodafone Group PLC	11,980,593	47,096,622

		290,985,070

Total Common Stocks (Cost $1,019,774,869)		1,251,285,367

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $4,280,211; collateralized by Fannie Mae: 0.000% due 06/01/17 and value $4,369,750)	$4,280,211	4,280,211

Total Short-Term Investment (Cost $4,280,211)		4,280,211

TOTAL INVESTMENTS - 100.1% (Cost $1,036,937,372)		1,275,154,706

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,511,287)

NET ASSETS - 100.0%		$1,273,643,419

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	33.2%
Consumer Discretionary	12.9%
Energy	9.4%
Industrials	9.3%
Materials	8.2%
Telecommunication Services	7.5%
Health Care	6.6%
Information Technology	5.0%
Consumer Staples	4.4%
Utilities	3.3%
Others (each less than 3.0%)	0.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	22.8%
Japan	22.6%
France	13.2%
Germany	11.0%
Switzerland	5.9%
Italy	3.3%
Sweden	3.2%
Hong Kong	3.0%
Others (each less than 3.0%)	15.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(d)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	99,242,182	USD	93,440,583	02/14	RBC	($5,018,564)
CHF	44,013,533	USD	48,375,025	02/14	BRC	977,049
CHF	4,540,678	USD	4,984,093	02/14	SGN	107,338
CHF	4,937,119	USD	5,412,885	02/14	WBC	123,073
EUR	2,715,594	GBP	2,273,148	02/14	HSB	(27,607)
EUR	4,786,248	GBP	3,974,907	02/14	HSB	3,540
EUR	3,023,792	JPY	405,954,659	02/14	TDB	304,385
EUR	4,010,712	USD	5,518,708	02/14	CBA	(1,257)
EUR	3,225,991	USD	4,383,957	02/14	CBA	53,970
EUR	5,633,343	USD	7,597,044	02/14	CSF	152,625
EUR	6,553,197	USD	8,904,090	02/14	GSC	111,002
EUR	5,775,631	USD	7,950,945	02/14	HSB	(5,532)
EUR	16,474,603	USD	22,542,983	02/14	HSB	120,776
EUR	6,544,513	USD	8,900,466	02/14	SGN	102,681
EUR	11,446,971	USD	15,650,184	02/14	SSB	97,170
EUR	3,989,561	USD	5,390,855	02/14	TDB	97,500
EUR	9,687,122	USD	13,173,735	02/14	UBS	152,632
EUR	2,711,370	USD	3,719,547	02/14	WBC	10,427
GBP	3,658,040	EUR	4,267,369	02/14	CSF	185,670
GBP	4,337,475	USD	6,942,347	02/14	HSB	238,714
GBP	1,723,465	USD	2,825,818	02/14	MSC	27,525
GBP	7,615,181	USD	12,149,565	02/14	RBS	458,020
GBP	1,499,513	USD	2,455,414	02/14	SGN	27,157
HKD	53,675,260	USD	6,922,629	02/14	HSB	(432)
JPY	316,037,821	EUR	2,231,527	02/14	MSC	(68,430)
JPY	861,061,135	USD	8,408,980	02/14	CBA	(231,419)
JPY	1,406,447,082	USD	13,866,367	02/14	HSB	(509,236)
NOK	16,851,992	EUR	2,087,782	02/14	WBC	(97,117)
SEK	77,018,755	USD	11,804,690	02/14	BRC	163,093
SGD	34,727,471	USD	27,986,502	02/14	TDB	(467,761)
USD	781,509	AUD	880,772	01/14	CSF	(4,932)
USD	23,436,481	AUD	25,856,431	02/14	HSB	399,122
USD	4,048,091	CAD	4,226,814	02/14	WBC	72,206
USD	11,561,438	CHF	10,335,858	02/14	HSB	(28,088)
USD	5,852,983	CHF	5,296,675	02/14	SGN	(86,142)
USD	3,421,617	CHF	3,153,287	02/14	UBS	(114,142)
USD	8,871,051	EUR	6,577,120	02/14	CSF	(176,952)
USD	5,289,839	EUR	3,843,977	02/14	GSC	1,762
USD	3,273,210	EUR	2,448,655	02/14	MER	(95,352)
USD	2,537,984	EUR	1,841,934	02/14	TDB	4,075
USD	131,024,092	EUR	96,878,707	02/14	WBC	(2,249,878)
USD	397,521	GBP	241,390	01/14	CSF	(2,209)
USD	5,556,638	GBP	3,398,345	02/14	CBA	(69,614)
USD	3,302,527	GBP	2,053,946	02/14	CIT	(97,956)
USD	3,317,076	GBP	2,055,969	02/14	CSF	(86,757)
USD	5,442,951	GBP	3,316,442	02/14	GSC	(47,702)
USD	15,384,074	GBP	9,480,231	02/14	SSB	(311,260)
USD	2,546,515	GBP	1,539,719	02/14	TDB	(2,622)
USD	6,505,959	GBP	3,978,620	02/14	UBS	(80,987)
USD	4,124,129	HKD	31,969,052	02/14	CIT	1,260
USD	5,387,151	HKD	41,752,991	02/14	CSF	2,502
USD	21,600,331	HKD	167,431,076	02/14	WBC	7,684
USD	8,242,405	JPY	842,847,729	02/14	CIT	237,818
USD	7,342,877	JPY	754,631,213	02/14	MSC	176,089
USD	29,377,987	JPY	2,884,800,848	02/14	SSB	1,980,821
USD	3,819,256	JPY	400,898,607	02/14	TDB	11,892
USD	4,010,982	JPY	407,698,697	02/14	WBC	139,038
USD	5,749,611	NOK	34,326,153	02/14	WBC	97,157
USD	6,754,982	SEK	44,186,213	02/14	BRC	(111,022)
USD	8,903,353	SGD	11,128,711	02/14	HSB	84,741

Total Forward Foreign Currency Contracts						($3,262,456)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$251,272	$251,272	$-	$-
	Preferred Stocks (1)	19,337,856	-	19,337,856	-
	Common Stocks
	Australia	28,003,167	-	28,003,167	-
	Belgium	18,158,080	-	18,158,080	-
	Brazil	6,899,369	6,899,369	-	-
	Canada	5,906,706	5,906,706	-	-
	China	21,311,034	-	21,311,034	-
	Denmark	13,974,581	-	13,974,581	-
	Finland	15,095,094	-	15,095,094	-
	France	168,530,267	-	168,530,267	-
	Germany	120,531,715	-	120,531,715	-
	Hong Kong	38,017,348	-	38,017,348	-
	India	8,707,407	8,707,407	-	-
	Italy	42,634,737	-	42,634,737	-
	Japan	287,320,690	-	287,320,690	-
	Netherlands	35,268,395	-	35,268,395	-
	Norway	12,846,043	-	12,846,043	-
	South Korea	12,230,862	-	12,230,862	-
	Spain	9,304,201	-	9,304,201	-
	Sweden	40,331,766	-	40,331,766	-
	Switzerland	75,228,835	-	75,228,835	-
	United Kingdom	290,985,070	-	290,985,070	-

		1,251,285,367	21,513,482	1,229,771,885	-
	Short-Term Investment	4,280,211	-	4,280,211	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	6,730,514	-	6,730,514	-

	Total Assets	1,281,885,220	21,764,754	1,260,120,466	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(9,992,970)	-	(9,992,970)	-

	Total Liabilities	(9,992,970)	-	(9,992,970)	-

	Total	$1,271,892,250	$21,764,754	$1,250,127,496	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL INTERNATIONAL PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 18.4%
Consumer Discretionary - 0.1%
The Home Depot Inc 5.400% due 03/01/16	$150,000	$164,609
The Walt Disney Co 0.450% due 12/01/15	350,000	349,808
Yale University 2.900% due 10/15/14	350,000	356,974

		871,391

Consumer Staples - 0.3%
Anheuser-Busch InBev Finance Inc 0.800% due 01/15/16	100,000	99,975
Anheuser-Busch InBev Worldwide Inc
0.788% due 01/27/14 §	725,000	725,283
0.800% due 07/15/15	200,000	201,072
Diageo Finance BV (Netherlands) 5.300% due 10/28/15	235,000	254,512
Mondelez International Inc 6.750% due 02/19/14	150,000	151,167
Philip Morris International Inc 2.500% due 05/16/16	300,000	311,498
SABMiller Holdings Inc 1.850% due 01/15/15 ~	200,000	202,449
Tesco PLC (United Kingdom) 2.000% due 12/05/14 ~	1,000,000	1,012,799
The Procter & Gamble Co 1.800% due 11/15/15	250,000	255,895

		3,214,650

Energy - 0.5%
BG Energy Capital PLC (United Kingdom) 2.500% due 12/09/15 ~	300,000	309,771
BP Capital Markets PLC (United Kingdom)
0.843% due 03/11/14 §	400,000	400,450
3.125% due 10/01/15	300,000	313,559
CNOOC Finance Ltd (United Kingdom) 1.125% due 05/09/16	200,000	199,366
CNPC General Capital Ltd (United Kingdom) 1.450% due 04/16/16 ~	300,000	297,309
EnCana Holdings Finance Corp (Canada) 5.800% due 05/01/14	1,000,000	1,017,351
EOG Resources Inc 0.992% due 02/03/14 §	50,000	50,032
Phillips 66 1.950% due 03/05/15	1,450,000	1,470,625
Total Capital Canada Ltd (Canada) 0.624% due 01/17/14 §	140,000	140,028

		4,198,491

Financials - 15.8%
American Honda Finance Corp
0.462% due 11/03/14 § ~	200,000	200,418
1.000% due 08/11/15 ~	200,000	200,864
Australia & New Zealand Banking Group Ltd (Australia) 1.000% due 10/06/16 ~	300,000	302,078
Bank of America Corp
5.000% due 01/15/15	250,000	260,548
5.450% due 07/15/14	900,000	923,485
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	7,600,000	7,859,654
Berkshire Hathaway Finance Corp 2.450% due 12/15/15	400,000	414,730
Caterpillar Financial Services Corp 0.700% due 11/06/15	300,000	300,500

	Principal Amount	Value
CDP Financial Inc (Canada) 3.000% due 11/25/14 ~	$1,300,000	$1,331,729
Citigroup Inc
0.367% due 03/07/14 §	6,000,000	5,999,094
6.010% due 01/15/15	1,000,000	1,053,310
Commonwealth Bank of Australia (Australia)
0.524% due 09/17/14 § ~	1,650,000	1,653,613
0.746% due 06/25/14 § ~	700,000	701,613
0.750% due 01/13/17 ~	400,000	400,402
Daimler Finance North America LLC
0.843% due 01/09/15 § ~	300,000	301,081
0.857% due 03/28/14 § ~	350,000	350,505
1.024% due 04/10/14 § ~	260,000	260,483
1.950% due 03/28/14 ~	14,000,000	14,035,518
Dexia Credit Local SA (France)
0.717% due 04/29/14 § ~	21,900,000	21,933,003
2.750% due 01/10/14 ~	900,000	900,409
Erste Abwicklungsanstalt (Germany)
0.625% due 11/20/14 ~	1,600,000	1,601,405
0.944% due 03/13/14 §	1,000,000	1,000,047
Ford Motor Credit Co LLC 8.000% due 06/01/14	500,000	515,317
General Electric Capital Corp 0.623% due 01/09/15 §	4,700,000	4,720,821
HSBC Bank PLC (United Kingdom) 3.100% due 05/24/16 ~	550,000	576,395
HSBC Finance Corp 5.250% due 01/15/14	3,200,000	3,205,350
ING Bank NV (Netherlands) 3.900% due 03/19/14 ~	800,000	806,204
Inter-American Development Bank (Multi-National) 0.500% due 05/29/14	1,000,000	1,004,050
JPMorgan Chase & Co
0.689% due 04/23/15 §	8,700,000	8,719,958
0.904% due 10/15/15 §	3,100,000	3,113,550
0.993% due 05/02/14 §	500,000	501,200
1.100% due 10/15/15	300,000	301,277
1.371% due 09/22/15 §	300,000	303,843
KFW (Germany)
0.625% due 04/24/15	275,000	276,170
3.500% due 03/10/14	1,000,000	1,005,837
4.125% due 10/15/14	235,000	242,067
4.750% due 05/15/14	104,000	105,723
Lloyds Bank PLC (United Kingdom) 2.588% due 01/24/14 §	110,000	110,154
MetLife Institutional Funding II
0.314% due 01/10/14 § ~	200,000	200,003
0.613% due 01/06/15 § ~	200,000	200,677
Monumental Global Funding III 0.444% due 01/15/14 § ~	800,000	800,094
Morgan Stanley
0.543% due 01/09/14 §	1,425,000	1,425,027
4.100% due 01/26/15	275,000	284,508
National Australia Bank Ltd (Australia) 0.743% due 07/08/14 § ~	2,900,000	2,906,937
National Rural Utilities Cooperative Finance Corp 0.318% due 02/18/14 §	2,125,000	2,125,295
Nordea Bank AB (Sweden) 2.250% due 03/20/15 § ~	350,000	357,125
Nordea Eiendomskreditt AS (Norway) 0.663% due 04/07/15 § ~	3,750,000	3,753,791
Oesterreichische Kontrollbank AG (Austria)
1.375% due 01/21/14	1,000,000	1,000,573
4.500% due 03/09/15	192,000	201,453
QNB Finance Ltd (Cayman) 3.125% due 11/16/15 ~	300,000	310,125
SSIF Nevada LP 0.944% due 04/14/14 § ~	310,000	310,555

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL INTERNATIONAL PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Standard Chartered PLC (United Kingdom) 1.189% due 05/12/14 § ~	$100,000	$100,308
Svensk Exportkredit AB (Sweden) 0.284% due 07/13/14 §	25,000,000	25,003,325
0.396% due 03/23/14 §	500,000	500,352
Swedbank Hypotek AB (Sweden) 0.697% due 03/28/14 § ~	1,000,000	1,001,166
The Bank of New York Mellon Corp 0.469% due 03/04/16 §	550,000	549,462
The Bear Stearns Cos LLC 5.700% due 11/15/14	900,000	940,270
The Goldman Sachs Group Inc
1.238% due 02/07/14 §	3,020,000	3,022,183
1.239% due 11/21/14 §	900,000	904,872
5.000% due 10/01/14	10,500,000	10,835,832
5.350% due 01/15/16	275,000	297,727
Toyota Motor Credit Corp
0.644% due 01/17/14 §	125,000	125,024
0.875% due 07/17/15	100,000	100,653
2.800% due 01/11/16	300,000	313,642
Volkswagen International Finance NV (Netherlands)
0.857% due 04/01/14 § ~	230,000	230,263
2.875% due 04/01/16 ~	300,000	312,224
Wells Fargo & Co 0.438% due 10/28/15 §	300,000	300,039
Westpac Securities NZ Ltd (New Zealand) 3.450% due 07/28/14 ~	500,000	508,988

		146,414,898

Health Care - 0.7%
Amgen Inc 1.875% due 11/15/14	2,500,000	2,528,402
Eli Lilly & Co 4.200% due 03/06/14	125,000	125,828
Express Scripts Holding Co
2.100% due 02/12/15	2,400,000	2,435,450
2.750% due 11/21/14	150,000	152,922
Novartis Capital Corp 4.125% due 02/10/14	300,000	301,180
Pfizer Inc 5.350% due 03/15/15	300,000	317,089
Sanofi (France) 2.625% due 03/29/16	350,000	364,126
Takeda Pharmaceutical Co Ltd (Japan) 1.031% due 03/17/15 ~	300,000	301,591
Teva Pharmaceutical Finance III BV (Netherlands) 0.746% due 03/21/14 §	225,000	225,179

		6,751,767

Industrials - 0.1%
John Deere Capital Corp 0.700% due 09/04/15	350,000	351,519
Network Rail Infrastructure Finance PLC (United Kingdom) 0.875% due 01/20/15 ~	400,000	402,355
Wesfarmers Ltd (Australia) 2.983% due 05/18/16 ~	300,000	312,183

		1,066,057

Information Technology - 0.1%
Cisco Systems Inc 0.493% due 03/14/14 §	290,000	290,202
International Business Machines Corp 2.000% due 01/05/16	450,000	462,065

		752,267

	Principal Amount	Value
Materials - 0.3%
EI du Pont de Nemours & Co 2.750% due 04/01/16	$250,000	$260,694
Glencore Funding LLC 6.000% due 04/15/14 ~	150,000	152,168
Linde Finance BV (Netherlands) 3.625% due 11/13/14	1,900,000	1,952,011

		2,364,873

Telecommunication Services - 0.4%
America Movil SAB de CV (Mexico) 3.625% due 03/30/15	300,000	311,250
AT&T Inc 0.624% due 02/12/16 §	300,000	299,577
Verizon Communications Inc
1.950% due 03/28/14	900,000	903,359
4.900% due 09/15/15	2,100,000	2,244,001

		3,758,187

Utilities - 0.1%
Consolidated Natural Gas Co 5.000% due 03/01/14	600,000	604,372

Total Corporate Bonds & Notes (Cost $170,039,945)		169,996,953

U.S. GOVERNMENT AGENCY ISSUES - 16.5%
Federal Farm Credit Bank
0.160% due 06/11/14	36,600,000	36,608,930
0.250% due 05/21/14 §	1,100,000	1,100,744
Federal Home Loan Bank
0.125% due 06/18/14	18,300,000	18,301,134
0.125% due 06/19/14	6,650,000	6,650,386
0.160% due 06/30/14	89,850,000	89,866,263

Total U.S. Government Agency Issues (Cost $152,510,219)		152,527,457

U.S. TREASURY OBLIGATIONS - 27.8%
U.S. Treasury Notes - 27.8%
0.250% due 01/15/15	38,400,000	38,434,483
0.250% due 02/28/15	33,800,000	33,823,761
0.250% due 03/31/15	181,900,000	182,006,594
0.375% due 11/15/14	2,200,000	2,204,341

		256,469,179

Total U.S. Treasury Obligations (Cost $256,455,325)		256,469,179

FOREIGN GOVERNMENT BONDS & NOTES - 2.3%
Canada Government (Canada) 2.375% due 09/10/14	150,000	152,248
Export Development Canada (Canada) 0.100% due 02/04/14 § ~	17,500,000	17,501,663
Kommuninvest I Sverige AB (Sweden) 0.244% due 10/17/14 § ~	2,000,000	2,000,106
Province of Ontario (Canada) 4.100% due 06/16/14	1,000,000	1,017,411
Province of Quebec (Canada) 4.875% due 05/05/14	1,000,000	1,015,685

Total Foreign Government Bonds & Notes (Cost $21,684,361)		21,687,113

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL INTERNATIONAL PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
MUNICIPAL BONDS - 0.2%
City of New York NY ‘O’ 4.650% due 06/01/15	$500,000	$528,120
New Jersey Economic Development Authority 0.857% due 03/01/15	200,000	200,512
University of California
0.392% due 05/15/15	200,000	199,056
0.749% due 07/01/41 §	400,000	400,072

Total Municipal Bonds (Cost $1,327,935)		1,327,760

PURCHASED OPTIONS - 0.0%
(See Note (f) in Notes to Schedule of Investments) (Cost $357,290)		117,054

SHORT-TERM INVESTMENTS - 26.2%
Commercial Paper - 8.5%
Amcor Ltd (Australia) 0.290% due 01/09/14	8,200,000	8,199,472
BAT International Finance PLC 0.260% due 01/10/14	8,200,000	8,199,467
Canadian Natural Resources Ltd 0.310% due 01/14/14	8,200,000	8,199,082
CNPC Finance Ltd (Hong Kong) 0.380% due 01/24/14	8,600,000	8,597,912
DCP Midstream LLC 0.880% due 01/03/14	5,800,000	5,799,716
Dominion Resources Inc
0.260% due 02/11/14	7,300,000	7,297,838
0.260% due 02/27/14	1,500,000	1,499,383
Electricite de France SA 0.560% due 01/06/15	8,200,000	8,155,212
Entergy Corp 0.520% due 01/03/14	6,100,000	6,099,824
Glencore Funding LLC 0.400% due 01/21/14	7,600,000	7,598,311
Vodaphone Group PLC 0.320% due 03/14/14	8,200,000	8,195,294
Volvo Treasury Group NA 0.420% due 04/14/14	550,000	549,493

		78,391,004

Foreign Government Issue - 1.0%
Mexico Cetes (Mexico) 3.407% due 03/20/14	MXN 115,200,000	8,760,106

		8,760,106

U.S. Treasury Bills - 0.6%
0.114% due 12/11/14 ‡	$510,000	509,459
0.119% due 12/11/14 ‡	270,000	269,714
0.132% due 12/11/14 ‡	3,910,000	3,905,856
0.135% due 12/11/14 ‡	960,000	958,982

		5,644,011

U.S. Government Agency Issues - 15.0%
Federal Home Loan Bank
0.063% due 02/05/14	2,600,000	2,599,842
0.070% due 02/05/14	1,900,000	1,899,871
0.140% due 06/04/14	44,700,000	44,707,956
Freddie Mac
0.125% due 06/09/14	56,600,000	56,582,624
0.130% due 06/09/14	29,200,000	29,191,036
0.130% due 07/11/14	4,000,000	3,998,312

		138,979,641

	Principal Amount	Value
Repurchase Agreements - 1.1%
Bank of America Corp 0.010% due 01/02/14 (Dated 12/31/13, repurchase price of $10,000,006; collateralized by U.S. Treasury Bonds: 4.500% due 05/15/38 and value $10,143,792)	$10,000,000	$10,000,000
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $149,592; collateralized by U.S. Treasury Notes: 2.375% due 07/31/17 and value $152,975)	149,592	149,592

		10,149,592

Total Short-Term Investments (Cost $241,985,995)		241,924,354

TOTAL INVESTMENTS - 91.4% (Cost $844,361,070)		844,049,870

OTHER ASSETS & LIABILITIES, NET - 8.6%		79,878,250

NET ASSETS - 100.0%		$923,928,120

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	27.8%
Short-Term Investments	26.2%
Corporate Bonds & Notes	18.4%
U.S. Government Agency Issues	16.5%
Others (each less than 3.0%)	2.5%

91.4%
Other Assets & Liabilities, Net	8.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2013, investments with a total aggregate value of $5,644,011 were fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts and options contracts.

(d)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Dow Jones Euro STOXX 50 Index (03/14)	11,443	$22,794,829
FTSE 100 Index (03/14)	1,836	6,625,875
NIKKEI 225 Index (03/14)	2,991	8,850,174

Total Futures Contracts		$38,270,878

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL INTERNATIONAL PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(e)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	14,340,000	USD	19,625,190	02/14	DUB	$102,047
EUR	150,000,000	USD	207,047,250	03/14	BNP	(696,844)
EUR	190,000,000	USD	262,185,750	03/14	GSC	(808,569)
GBP	1,426,000	USD	2,350,839	03/14	CSF	9,413
GBP	123,723,000	USD	202,740,989	03/14	DUB	2,038,462
GBP	1,525,000	USD	2,491,045	03/14	SCB	33,069
JPY	358,100,000	USD	3,448,478	02/14	CIT	(47,350)
JPY	1,128,900,000	USD	10,801,008	02/14	DUB	(79,048)
JPY	22,510,026,000	USD	220,000,000	03/14	BNP	(6,180,269)
USD	15,849,035	EUR	11,511,000	03/14	BNP	13,705
USD	13,358,161	GBP	8,126,000	03/14	DUB	(91,642)
USD	8,376,421	JPY	862,500,000	02/14	DUB	184,650
USD	8,814,078	MXN	115,200,000	03/14	CIT	44,650

Total Forward Foreign Currency Contracts						($5,477,726)

(f)	Purchased options outstanding as of December 31, 2013 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Cost	Value
Call - OTC JPY versus USD	JPY 122.00	03/11/14	DUB	$220,000,000	$22,000	$5,500

Put - OTC EUR versus USD	EUR 1.14	03/11/14	CSF	EUR 340,000,000	46,871	10,758
Put - OTC GBP versus USD	GBP 1.41	03/11/14	CSF	GBP 119,000,000	19,489	3,744

					66,360	14,502

					$88,360	$20,002

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Counterparty	Number of Contracts	Cost	Value
Put - OTC Dow Jones Euro STOXX 50 Index (03/14)	EUR 1,750.00	03/21/14	BNP	115,426	$182,988	$70,727
Put - OTC FTSE 100 Index (03/14)	GBP 4,000.00	03/21/14	BNP	18,095	85,942	26,325

					$268,930	$97,052

Total Purchased Options					$357,290	$117,054

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

TACTICAL INTERNATIONAL PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$169,996,953	$-	$169,996,953	$-
	U.S. Government Agency Issues	152,527,457	-	152,527,457	-
	U.S. Treasury Obligations	256,469,179	-	256,469,179	-
	Foreign Government Bonds & Notes	21,687,113	-	21,687,113	-
	Municipal Bonds	1,327,760	-	1,327,760	-
	Short-Term Investments	241,924,354	-	241,924,354	-
	Derivatives:
	Equity Contracts
	Futures	38,270,878	38,270,878	-	-
	Purchased Options	97,052	-	97,052	-

	Total Equity Contracts	38,367,930	38,270,878	97,052	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,425,996	-	2,425,996	-
	Purchased Options	20,002	-	20,002	-

	Total Foreign Currency Contracts	2,445,998	-	2,445,998	-

	Total Assets - Derivatives	40,813,928	38,270,878	2,543,050	-

	Total Assets	884,746,744	38,270,878	846,475,866	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(7,903,722)	-	(7,903,722)	-

	Total Liabilities	(7,903,722)	-	(7,903,722)	-

	Total	$876,843,022	$38,270,878	$838,572,144	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 10.6%
Germany - 3.5%
KFW 0.130% due 10/30/14 §	$50,000,000	$50,012,550

Multi-National - 7.1%

European Investment Bank 1.125% due 08/15/14	50,000,000	50,290,950
International Bank for Reconstruction & Development 2.375% due 05/26/15	50,000,000	51,630,000

		101,920,950

Total Corporate Bonds & Notes (Cost $151,942,330)		151,933,500

U.S. GOVERNMENT AGENCY ISSUES - 5.5%
Fannie Mae 0.875% due 08/28/14	28,125,000	28,261,912
Federal Home Loan Bank
0.100% due 05/08/14	25,000,000	25,000,425
0.170% due 10/28/14	25,000,000	25,001,929

Total U.S. Government Agency Issues (Cost $78,260,661)		78,264,266

FOREIGN GOVERNMENT BONDS & NOTES - 27.1%
Canada - 7.0%

Canadian Government 1.000% due 02/01/14 ‡	CAD 107,000,000	100,728,576

France - 5.7%

French Treasury 3.000% due 07/12/14	EUR 58,000,000	80,990,693

Germany - 7.1%

Bundesobligation 2.250% due 04/11/14	73,000,000	100,999,788

United Kingdom - 7.3%

United Kingdom Gilt 2.250% due 03/07/14 ~	GBP 63,100,000	104,843,513

Total Foreign Government Bonds & Notes (Cost $370,807,544)		387,562,570

	Shares	Value
SHORT-TERM INVESTMENTS - 58.2%

Money Market Fund - 3.8%

BlackRock Liquidity Funds T-Fund Portfolio	54,329,671	$54,329,671

	Principal Amount
U.S. Treasury Bills - 14.5%
0.021% due 03/13/14 ‡	$102,800,000	102,793,010
0.038% due 02/06/14 ‡	35,000,000	34,998,687
0.077% due 05/01/14 ‡	35,000,000	34,994,085
0.089% due 10/16/14 ‡	35,000,000	34,980,820

		207,766,602

Repurchase Agreement - 39.9%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $570,937,160; collateralized by Fannie Mae: 2.360% due 12/14/22 and value $15,763,438; and U.S. Treasury Notes: 0.250% - 2.375% due 08/31/14 - 01/15/15 and value $566,596,855)	570,937,160	570,937,160

Total Short-Term Investments (Cost $833,027,966)		833,033,433

TOTAL INVESTMENTS - 101.4% (Cost $1,434,038,501)		1,450,793,769

OTHER ASSETS & LIABILITIES, NET - (1.4%)		(19,497,036)

NET ASSETS - 100.0%		$1,431,296,733

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	58.2%
Foreign Government Bonds & Notes	27.1%
Corporate Bonds & Notes	10.6%
U.S. Government Agency Issues	5.5%

	101.4%
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2013, investments with a total aggregate value of $22,582,617 were fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts.

(d)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	141,016,552	USD	127,704,589	01/14	ANZ	($1,848,608)
AUD	52,000,000	USD	46,175,012	01/14	BOA	234,512
AUD	125,000,000	USD	110,834,250	01/14	BRC	727,105
AUD	96,940,000	USD	85,775,420	01/14	CIT	742,642
AUD	129,520,000	USD	118,061,366	01/14	JPM	(2,465,952)
CAD	100,786,165	USD	95,000,000	01/14	BOA	(138,192)
CAD	33,955,011	USD	31,700,000	01/14	BOA	259,086
CAD	33,983,541	USD	31,700,000	01/14	CIT	285,939

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	122,953,985	USD	115,885,000	01/14	GSC	($158,429)
CAD	135,599,331	USD	127,953,109	01/14	RBC	(324,504)
EUR	75,000,000	USD	103,425,000	01/14	CIT	(247,886)
EUR	86,450,000	USD	119,016,279	01/14	DUB	(87,458)
EUR	206,801,348	USD	280,655,816	01/14	RBS	3,839,734
GBP	83,480,624	USD	136,390,050	01/14	BOA	1,843,272
GBP	139,008,160	USD	227,217,320	01/14	BRC	2,962,556
GBP	20,000,000	USD	32,556,000	01/14	CIT	561,463
GBP	32,416,108	USD	53,088,335	01/14	DUB	588,626
GBP	75,638,883	USD	124,170,000	01/14	GSC	1,078,393
GBP	36,600,000	USD	60,033,150	01/14	RBS	571,806
JPY	8,154,949,090	USD	78,700,000	01/14	BOA	(1,261,347)
JPY	11,456,365,430	USD	109,000,000	01/14	BRC	(211,399)
JPY	23,842,065,200	USD	228,650,000	01/14	DUB	(2,247,924)
JPY	12,588,300,000	USD	126,135,271	01/14	MSC	(6,597,922)
KRW	128,278,000,000	USD	119,679,060	01/14	GSC	1,932,285
MXN	1,603,650,000	USD	122,187,512	01/14	BRC	566,855
NOK	619,365,295	USD	101,283,000	01/14	DUB	806,428
NOK	1,523,420,000	USD	245,327,107	01/14	GSC	5,776,850
NOK	1,353,882,259	USD	221,805,556	01/14	RBS	1,353,646
NZD	225,077,886	USD	181,993,252	01/14	ANZ	3,058,696
NZD	71,000,000	USD	57,965,181	01/14	BOA	408,783
NZD	92,300,000	USD	75,315,785	01/14	BRC	570,368
NZD	75,000,000	USD	61,226,475	01/14	CIT	436,163
NZD	99,949,000	USD	81,410,459	01/14	DUB	764,460
NZD	9,835,000	USD	8,072,873	01/14	JPM	13,154
PHP	5,346,350,000	USD	123,159,410	01/14	CSF	(2,564,483)
PLN	376,005,000	USD	120,115,961	01/14	RBS	4,290,684
USD	119,278,134	AUD	131,711,720	01/14	ANZ	1,726,630
USD	26,613,660	AUD	30,000,000	01/14	BRC	(161,065)
USD	367,055,063	AUD	395,395,000	01/14	BRC	14,168,647
USD	32,556,000	AUD	36,598,897	01/14	CIT	(108,181)
USD	8,245,195	AUD	9,325,000	01/14	MSC	(77,282)
USD	37,273,152	AUD	42,000,000	01/14	RBS	(211,463)
USD	50,000,000	CAD	53,530,500	01/14	BOA	(383,900)
USD	14,000,000	CAD	14,984,452	01/14	CIT	(103,644)
USD	465,017,897	CAD	488,605,000	01/14	CSF	5,133,808
USD	8,248,164	CAD	8,750,000	01/14	MSC	12,501
USD	127,500,000	CAD	136,613,828	01/14	RBC	(1,083,468)
USD	158,800,953	CAD	168,290,581	01/14	RBC	402,737
USD	171,255,478	CHF	155,128,350	01/14	BOA	(2,651,266)
USD	142,000,000	CHF	126,574,682	01/14	BOA	103,365
USD	156,664,966	CHF	141,910,572	01/14	BRC	(2,423,980)
USD	150,899,571	CHF	136,671,250	01/14	CIT	(2,315,829)
USD	103,425,000	CHF	92,007,190	01/14	CIT	280,276
USD	364,449,877	CHF	333,960,000	01/14	CSF	(9,936,212)
USD	86,751,000	CHF	77,257,751	01/14	DUB	141,144
USD	34,818,469	CHF	31,535,436	01/14	RBS	(534,353)
USD	121,364,538	CLP	63,655,700,000	01/14	GSC	316,959
USD	31,829,566	EUR	23,260,000	01/14	DUB	(169,097)
USD	101,282,045	EUR	73,500,000	01/14	DUB	168,473
USD	191,358,994	EUR	140,673,078	01/14	RBS	(2,164,235)
USD	32,962,100	GBP	20,000,000	01/14	CIT	(155,363)
USD	331,843,154	GBP	205,210,000	01/14	RBS	(7,958,570)
USD	78,700,000	JPY	8,097,915,200	01/14	BRC	1,802,936
USD	78,700,000	JPY	8,111,845,100	01/14	CIT	1,670,659
USD	182,617,720	JPY	18,683,618,940	01/14	UBS	5,199,779
USD	9,800,000	NOK	60,309,200	01/14	BOA	(140,711)
USD	99,559,800	NOK	613,612,110	01/14	BRC	(1,581,336)
USD	53,510,000	NOK	329,721,168	01/14	DUB	(837,645)
USD	124,170,000	NOK	760,181,157	01/14	GSC	(1,129,980)
USD	279,238,382	NOK	1,707,225,805	01/14	RBS	(2,162,120)
USD	310,592,509	NZD	384,121,414	01/14	ANZ	(5,220,018)
USD	17,603,693	NZD	21,680,000	01/14	MSC	(220,920)
USD	604,933,805	NZD	735,035,000	01/14	MSC	611,181
USD	238,657,745	SEK	1,571,691,328	01/14	RBS	(5,673,527)
ZAR	1,231,510,000	USD	118,434,921	01/14	BRC	(1,153,840)

Total Forward Foreign Currency Contracts						($1,299,508)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$151,933,500	$-	$151,933,500	$-
	U.S. Government Agency Issues	78,264,266	-	78,264,266	-
	Foreign Government Bonds & Notes	387,562,570	-	387,562,570	-
	Short-Term Investments	833,033,433	54,329,671	778,703,762	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	65,412,601	-	65,412,601	-

	Total Assets - Derivatives	65,412,601	-	65,412,601	-

	Total Assets	1,516,206,370	54,329,671	1,461,876,699	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(66,712,109)	-	(66,712,109)	-

	Total Liabilities	(66,712,109)	-	(66,712,109)	-

	Total	$1,449,494,261	$54,329,671	$1,395,164,590	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 0.9%
Germany - 0.7%
Deutsche Euroshop AG	88,330	$3,867,386
Deutsche Wohnen AG *	225,942	4,194,628
Deutsche Wohnen AG (New)	216,881	4,209,057

		12,271,071

Luxembourg - 0.2%
GAGFAH SA *	294,131	4,332,301

Total Common Stocks (Cost $14,045,425)		16,603,372

	Principal Amount
MORTGAGE-BACKED SECURITIES - 1.8%
United States - 1.8%
Fannie Mae (IO)
3.500% due 10/25/26 "	$12,815,048	1,596,914
5.000% due 12/25/42 "	8,580,563	1,758,678
5.985% due 01/25/43 - 01/25/43 " §	27,947,000	5,449,170
6.035% due 03/25/33 " §	9,932,895	2,051,407
6.085% due 03/25/33 - 04/25/43 " §	35,729,946	7,167,264
6.135% due 10/25/41 " §	12,478,119	2,468,287
Freddie Mac (IO)
3.000% due 01/15/43 "	9,540,827	1,454,589
5.933% due 06/15/32 " §	18,483,113	3,489,512
6.033% due 09/15/32 " §	13,395,460	2,853,968
6.083% due 02/15/33 - 05/15/43 " §	15,633,094	3,176,321
6.453% due 05/15/36 " §	8,258,056	1,579,864
Government National Mortgage Association (IO) 6.583% due 02/20/35 " §	8,652,257	1,704,632

		34,750,606

Total Mortgage-Backed Securities (Cost $32,481,851)		34,750,606

U.S. TREASURY OBLIGATIONS - 7.7%
U.S. Treasury Notes - 7.7%
0.250% due 01/31/14 ‡	150,000,000	150,032,250

Total U.S. Treasury Obligations (Cost $150,024,970)		150,032,250

FOREIGN GOVERNMENT BONDS & NOTES - 50.0%
Albania - 0.4%
Albania Government 7.500% due 11/04/15 ~	EUR 5,540,000	7,899,936

Australia - 2.0%
Australia Government
1.250% due 02/21/22 ^ ~	AUD 13,647,501	12,407,480
5.750% due 07/15/22	26,602,000	26,638,817

		39,046,297

Bermuda - 1.5%
Bermuda Government 4.854% due 02/06/24 ~	$28,659,000	28,711,045

	Principal Amount	Value
Croatia - 2.2%
Republic of Croatia 5.000% due 02/12/15	EUR 31,243,000	$41,926,807

Ecuador - 0.3%
Ecuador Government 9.375% due 12/15/15 ~	$5,258,000	5,573,480

Fiji - 0.1%
Republic of the Fiji Islands 9.000% due 03/15/16	2,600,000	2,759,109

Ghana - 0.5%
Ghana Government
14.250% due 07/25/16	GHS 2,074,000	789,418
16.730% due 01/11/16	4,601,000	1,863,125
16.900% due 03/07/16	9,167,000	3,713,557
21.000% due 10/26/15	5,009,000	2,195,763
23.000% due 08/21/17	1,855,000	865,306
26.000% due 06/05/17	1,822,000	903,774

		10,330,943

Guatemala - 0.5%
Guatemala Government 4.875% due 02/13/28 ~	$11,170,000	10,276,400

Ivory Coast - 0.1%
Ivory Coast Government 5.750% due 12/31/32 ~	1,395,000	1,255,500

Jamaica - 0.5%
Jamaica Government
8.000% due 06/24/19	5,720,000	5,577,000
10.625% due 06/20/17	3,605,000	3,911,425

		9,488,425

Jordan - 0.6%
Jordan Government
5.233% due 11/19/15 +	JOD 3,000,000	4,275,128
7.770% due 07/04/15 +	3,000,000	4,435,055
7.792% due 07/11/15 +	2,000,000	2,958,718

		11,668,901

Lebanon - 0.3%
Lebanon Treasury
5.940% due 01/09/14	LBP 3,199,220,000	2,128,340
8.380% due 08/28/14	3,332,560,000	2,260,722
8.740% due 07/31/14	1,213,020,000	823,073
9.000% due 07/17/14	2,150,590,000	1,459,654

		6,671,789

Mexico - 6.4%
Mexican Bonos
6.000% due 06/18/15	MXN 1,126,700,000	89,283,154
8.000% due 12/17/15	430,000,000	35,520,770

		124,803,924

New Zealand - 1.7%
New Zealand Government
2.000% due 09/20/25 ^	NZD 14,612,000	11,269,664
3.000% due 09/20/30 ^	25,451,515	21,062,784

		32,332,448

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Paraguay - 0.2%
Republic of Paraguay 4.625% due 01/25/23 ~	$4,839,000	$4,597,050

Philippines - 1.2%
Philippine Government
4.125% due 11/08/17	PHP 94,870,000	2,241,215
4.625% due 07/05/17	86,110,000	2,078,262
5.875% due 01/31/18	91,390,000	2,297,213
6.250% due 01/27/14	158,630,000	3,588,067
6.250% due 01/14/36	95,000,000	2,279,615
8.000% due 07/19/31	343,987,000	10,691,758

		23,176,130

Romania - 6.3%
Romania Government
4.875% due 11/07/19 ~	EUR 12,137,000	17,935,770
5.250% due 06/17/16 ~	6,807,000	10,087,812
5.750% due 01/27/16	RON 102,190,000	32,760,459
5.800% due 10/26/15	97,070,000	31,153,406
5.900% due 07/26/17	51,090,000	16,547,874
6.000% due 04/30/16	41,750,000	13,462,324

		121,947,645

Rwanda - 0.8%
Rwanda Government 6.625% due 05/02/23 ~	$15,562,000	14,861,710

Serbia - 7.8%
Republic of Serbia 7.250% due 09/28/21 ~	10,302,000	10,881,487
Serbia Treasury
9.213% due 05/29/14	RSD 411,340,000	4,763,817
10.000% due 04/01/14	280,000,000	3,370,084
10.000% due 01/10/15	461,400,000	5,580,381
10.000% due 04/04/15	161,600,000	1,951,936
10.000% due 12/06/15	157,800,000	1,895,939
10.000% due 02/21/16	1,270,960,000	15,241,655
10.000% due 04/25/16	222,330,000	2,662,236
10.000% due 01/24/18	823,560,000	9,624,269
10.602% due 02/20/14	1,709,240,000	20,278,176
12.775% due 01/30/14	500,000,000	5,961,231
13.147% due 12/18/14	559,390,000	6,166,331
14.147% due 05/22/14	5,406,340,000	62,722,414

		151,099,956

Slovenia - 4.2%
Slovenia Government
4.125% due 01/26/20 ~	EUR 4,780,000	6,506,928
4.375% due 01/18/21 ~	20,104,000	27,441,058
4.625% due 09/09/24 ~	6,050,000	8,125,227
5.125% due 03/30/26 ~	500,000	693,518
5.850% due 05/10/23 ~	$37,568,000	38,319,360

		81,086,091

Sri Lanka - 5.8%
Sri Lanka Government
5.650% due 01/15/19	LKR 1,269,430,000	8,054,688
5.875% due 07/25/22 ~	$38,108,000	36,012,060
6.250% due 10/04/20 ~	14,294,000	14,222,530
6.250% due 07/27/21 ~	2,325,000	2,284,313
6.500% due 07/15/15	LKR 250,000,000	1,854,562
7.000% due 03/01/14	92,500,000	706,144
7.400% due 01/22/15 ~	$600,000	624,750
7.500% due 08/15/18	LKR 149,100,000	1,042,953
8.500% due 02/01/18	133,490,000	982,522
8.500% due 04/01/18	2,754,580,000	20,415,797

	Principal Amount	Value
8.500% due 07/15/18	LKR 883,300,000	$6,417,735
9.000% due 10/01/14	223,440,000	1,718,778
9.000% due 05/01/21	1,609,770,000	11,494,359
11.750% due 04/01/14	462,500,000	3,566,433
11.750% due 03/15/15	462,500,000	3,663,185

		113,060,809

Tanzania - 0.2%
Tanzania Government 6.392% due 03/09/20 § ~	$4,276,000	4,489,800

Turkey - 3.8%
Turkey Government
2.000% due 10/26/22 ^	TRY 3,153,975	1,308,264
3.000% due 07/21/21 ^	64,984,807	29,407,969
4.000% due 04/01/20 ^	84,660,409	40,789,377
6.050% due 04/09/14	6,957,242	3,171,162

		74,676,772

Uruguay - 1.1%
Uruguay Notas del Tesoro
2.250% due 08/23/17	UYU 98,954,163	4,394,103
2.750% due 06/16/16 ^	137,796,009	6,356,421
4.000% due 06/14/15	102,499,698	4,801,915
4.250% due 01/05/17	112,563,205	5,306,031

		20,858,470

Venezuela - 1.5%
Venezuela Government 8.500% due 10/08/14	$28,995,000	28,386,104

Total Foreign Government Bonds & Notes (Cost $984,271,394)		970,985,541

PURCHASED OPTIONS - 0.0%
(See Note (h) in Notes to Schedule of Investments) (Cost $5,690,758)		284,877

SHORT-TERM INVESTMENTS - 42.5%
Foreign Government Issues - 22.6%

Kenya Treasury Bills (Kenya)
7.134% due 06/09/14	KES 736,000,000	8,171,945
7.134% due 06/16/14	249,000,000	2,759,284
8.705% due 09/22/14	1,462,300,000	15,763,103
8.705% due 09/29/14	116,800,000	1,256,574
9.116% due 10/20/14	109,300,000	1,168,896
9.149% due 12/01/14	570,700,000	6,030,738
9.158% due 11/24/14	517,000,000	5,474,209
9.190% due 11/17/14	498,000,000	5,283,532
9.213% due 12/15/14	247,700,000	2,607,738
9.602% due 08/18/14	96,000,000	1,045,132
10.001% due 04/21/14	150,000,000	1,689,620
Lebanon Treasury Bills (Lebanon)
4.838% due 04/24/14	LBP 2,619,400,000	1,717,018
4.932% due 01/16/14	14,085,400,000	9,349,876
4.932% due 01/30/14	2,463,950,000	1,632,542
4.935% due 01/02/14	6,595,920,000	4,386,464
4.953% due 06/19/14	10,941,050,000	7,115,458
4.995% due 04/10/14	3,631,420,000	2,384,793
4.995% due 05/08/14	962,000,000	629,315
4.995% due 05/22/14	3,000,350,000	1,959,078
4.995% due 07/03/14	6,752,000,000	4,381,727
5.275% due 07/10/14	6,920,670,000	4,487,963
5.285% due 07/24/14	3,101,010,000	2,006,561
5.300% due 05/29/14	3,295,570,000	2,149,814
5.300% due 06/12/14	3,663,860,000	2,385,042
5.300% due 12/25/14	6,440,000,000	4,076,342

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
5.317% due 10/16/14	LBP 4,966,000,000	$3,176,027
5.355% due 04/17/14	4,281,150,000	2,808,887
Mexico Cetes (Mexico)
3.944% due 02/06/14	MXN 19,200,000	1,464,919
4.045% due 06/26/14	57,910,000	4,360,936
Nigeria OMO Bills (Nigeria)
11.794% due 01/16/14	NGN 1,517,800,000	9,444,369
11.831% due 02/27/14	1,913,000,000	11,731,611
Nigeria Treasury Bills (Nigeria)
11.258% due 01/23/14	314,100,000	1,950,648
11.685% due 02/06/14	963,300,000	5,955,259
11.809% due 02/20/14	2,844,710,000	17,498,212
11.809% due 03/06/14	1,448,750,000	8,884,033
11.824% due 01/23/14	3,005,339,000	18,660,904
Philippine Treasury Bills (Philippines)
0.001% due 05/07/14	PHP 191,090,000	4,300,983
0.044% due 01/08/14	564,840,000	12,726,532
0.073% due 04/10/14	1,911,150,000	43,027,950
0.154% due 10/08/14	601,200,000	13,481,354
0.226% due 02/05/14	251,330,000	5,661,594
0.229% due 11/05/14	185,480,000	4,154,760
Serbia Treasury Bills (Serbia)
10.028% due 04/03/14	RSD 455,270,000	5,346,323
11.357% due 01/23/14	2,318,080,000	27,681,890
Singapore Treasury Bills (Singapore) 0.300% due 03/21/14	SGD 71,962,000	56,997,930
Sri Lanka Treasury Bills (Sri Lanka)
9.797% due 10/31/14	LKR 197,020,000	1,409,085
10.601% due 06/27/14	261,750,000	1,928,836
10.810% due 06/20/14	910,040,000	6,714,293
10.845% due 06/06/14	1,835,200,000	13,574,096
11.130% due 02/28/14	462,490,000	3,479,474
11.141% due 02/21/14	277,300,000	2,090,157
11.151% due 03/07/14	277,400,000	2,093,161
11.231% due 05/09/14	340,270,000	2,532,163
11.267% due 05/02/14	959,680,000	7,152,735
11.271% due 01/31/14	200,000,000	1,516,143
11.281% due 03/14/14	260,000,000	1,959,164
11.281% due 04/11/14	300,000,000	2,247,466
11.281% due 04/18/14	660,500,000	4,939,889
11.281% due 04/25/14	108,800,000	812,328
11.291% due 03/28/14	678,650,000	5,099,993
11.351% due 02/14/14	277,000,000	2,091,411
11.381% due 04/04/14	461,370,000	3,462,074
Uruguay Treasury Bills (Uruguay) 13.249% due 08/29/14	UYU 8,017,000	339,237
Zambia Treasury Bills (Zambia)
13.000% due 07/28/14	ZMW 4,760,000	795,487
13.012% due 08/11/14	24,990,000	4,144,892
13.012% due 08/25/14	28,800,000	4,752,052
13.146% due 09/08/14	16,150,000	2,656,537
13.365% due 09/22/14	29,340,000	4,791,521

		439,810,079

U.S. Treasury Bills - 7.7%
0.023% due 02/27/14 ‡	$150,000,000	149,994,656

Repurchase Agreements - 12.2%

Bank of America Corp (0.420%) due 02/03/14 (Dated 12/31/13, repurchase price of $43,679,848; collateralized by European Investment Bank: 3.625% due 01/15/21 and value $43,687,717)	EUR 31,762,500	43,695,651
Barclays PLC (0.400%) due 02/03/14 (Dated 12/27/13, repurchase price of $2,649,033; collateralized by Republic of Ghana: 7.875% due 08/07/23 and value $2,661,566)	$2,649,975	2,649,975

	Principal Amount	Value
Barclays PLC (0.450%) due 01/23/14 (Dated 12/18/13, repurchase price of $7,739,100; collateralized by State of Qatar: 3.241% due 01/18/23 and value $7,766,485)	$7,742,100	$7,742,100
Barclays PLC (0.200%) due 01/06/14 (Dated 12/02/13, repurchase price of $14,120,927; collateralized by State of Qatar: 3.241% due 01/18/23 and value $14,167,921)	14,123,438	14,123,438
Barclays PLC (0.200%) due 01/23/14 (Dated 12/18/13, repurchase price of $4,370,235; collateralized by State of Qatar: 5.250% due 01/20/20 and value $4,378,775)	4,370,988	4,370,988
Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $133,057,194; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $135,722,582)	133,057,194	133,057,194
Nomura Securities (0.500%) due 01/21/14 (Dated 12/18/13, repurchase price of $1,061,229; collateralized by Republic of Ghana: 7.875% due 08/07/23 and value $1,066,620)	1,061,701	1,061,701
Nomura Securities (0.500%) due 01/16/14 (Dated 12/13/13, repurchase price of $12,053,652; collateralized by State of Qatar: 6.550% due 04/09/19 and value $12,094,350)	12,058,509	12,058,509
Nomura Securities (0.450%) due 01/29/14 (Dated 12/27/13, repurchase price of $5,310,885; collateralized by Republic of Ghana: 7.875% due 08/07/23 and value $5,333,101)	5,312,878	5,312,878
Nomura Securities 0.250% due 01/27/14 (Dated 10/17/13, repurchase price of $11,978,063; collateralized by State of Qatar: 6.550% due 04/09/19 and value $12,058,175)	11,970,000	11,970,000

		236,042,434

Total Short-Term Investments (Cost $830,722,729)		825,847,169

TOTAL INVESTMENTS - 102.9% (Cost $2,017,237,127)		1,998,503,815

TOTAL SECURITIES SOLD SHORT - (5.2%) (See Note (e) in Notes to Schedule of Investments) (Proceeds $99,162,496)		(100,292,154)

OTHER ASSETS & LIABILITIES, NET - 2.3%		45,518,835

NET ASSETS - 100.0%		$1,943,730,496

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	50.0%
Short-Term Investments	42.5%
U.S. Treasury Obligations	7.7%
Others (each less than 3.0%)	2.7%

	102.9%
Securities Sold Short	(5.2%	)
Other Assets & Liabilities, Net	2.3%

	100.0%

(b)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(c)	Investments with a total aggregate value of $11,668,901 or 0.6% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	As of December 31, 2013, investments with a total aggregate value of $23,318,887 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap contracts.

(e)	Securities sold short outstanding as of December 31, 2013 were as follows:

Description	Principal Amount	Value
Foreign Government Bonds & Notes - (5.2%)
European Investment Bank
3.625% due 01/15/21	EUR 27,500,000	($42,439,032)
Qatar Government
5.250% due 01/20/20	$3,830,000	(4,289,600)
6.550% due 04/09/19	20,030,000	(23,923,832)
Republic of Ghana
7.875% due 08/07/23	8,522,000	(8,074,595)
SoQ Sukuk A QSC
3.241% due 01/18/23	22,255,000	(21,565,095)

Total Securities Sold Short (Proceeds $99,162,496)		($100,292,154)

(f)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Eris 10-Year Deliverable Interest Rate Swap (03/14)	420	$479,265
Nikkei 225 Index (03/14)	331	2,149,881

		2,629,146

Short Futures Outstanding
Euro-Bobl 5-Year Notes (03/14)	656	1,281,492
Euro-Bund 10-Year Notes (03/14)	167	446,164
Euro-Schatz 2-Year Notes (03/14)	68	20,581
Japanese Government 10-Year Bonds (03/14)	134	865,255
U.S. 2-Year Deliverable Interest Rate Swap (03/14)	80	10,578
U.S. 5-Year Deliverable Interest Rate Swap (03/14)	1,723	1,250,989
U.S. 10-Year Deliverable Interest Rate Swap (03/14)	1,437	1,511,353

		5,386,412

Total Futures Contracts		$8,015,558

(g)	Forward foreign currency contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
COP	18,450,208,000	USD	9,504,293	01/14	BNP	$52,594
COP	18,632,513,000	USD	9,603,893	01/14	CIT	47,424
COP	50,620,900,000	USD	26,168,786	02/14	SCB	1,280
CZK	324,470,000	EUR	12,670,318	01/14	JPM	(1,091,145)
CZK	1,138,456,301	EUR	44,543,534	01/14	SCB	(3,949,026)
EUR	54,131,513	CZK	1,462,926,301	01/14	CSF	799,811
EUR	8,466,243	HRK	65,018,000	03/14	CIT	(88,341)
EUR	3,781,949	HRK	28,913,000	03/14	DUB	(15,793)
EUR	18,091,846	HRK	138,875,700	04/14	CIT	(175,447)
EUR	1,128,041	HRK	8,703,400	04/14	DUB	(18,953)
EUR	58,060,218	HUF	17,263,625,179	01/14	JPM	33,089
EUR	26,603,610	RSD	3,059,415,200	01/14	CIT	(78,562)
EUR	72,496,000	USD	98,702,217	02/14	BOA	1,029,009
EUR	44,486,555	USD	60,862,519	02/14	GSC	336,685
GBP	61,052,193	USD	99,894,001	01/14	GSC	1,197,337
IDR	80,394,490,600	USD	7,039,798	07/14	GSC	(771,434)
IDR	80,263,192,000	USD	7,102,937	07/14	SCB	(843,644)
IDR	204,888,650,000	USD	17,804,366	08/14	DUB	(1,904,771)
IDR	81,743,645,000	USD	7,019,635	08/14	JPM	(680,354)
IDR	64,204,495,977	USD	5,537,257	08/14	SCB	(558,151)
IDR	54,852,932,000	USD	4,420,059	11/14	CIT	(239,178)
ILS	35,268,000	EUR	7,297,633	03/14	JPM	106,473
ILS	121,396,300	USD	34,013,141	01/14	BOA	935,256
ILS	116,276,400	USD	32,578,633	01/14	SCB	895,812

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
INR	465,030,000	USD	7,442,683	01/14	BOA	$40,261
INR	1,161,713,000	USD	18,619,942	01/14	CIT	116,894
INR	538,504,000	USD	8,618,615	01/14	DUB	46,623
INR	813,215,000	USD	13,040,149	01/14	SCB	94,126
KES	584,609,000	USD	6,486,450	04/14	SCB	116,420
KZT	449,000,000	USD	2,815,047	04/14	CIT	30,552
KZT	1,142,000,000	USD	7,164,366	04/14	JPM	67,487
KZT	763,177,000	USD	4,618,318	10/14	CIT	51,465
KZT	608,500,000	USD	3,685,645	10/14	DUB	35,647
KZT	392,000,000	USD	2,379,363	10/14	JPM	16,606
KZT	1,150,900,000	USD	6,996,353	11/14	CIT	21,470
KZT	3,339,000,000	USD	20,420,926	11/14	DUB	(86,708)
KZT	895,000,000	USD	5,507,692	11/14	JPM	(66,136)
KZT	2,765,868,908	USD	16,798,475	12/14	DUB	(18,720)
MYR	34,148,000	USD	10,626,420	02/14	BOA	(225,863)
MYR	27,840,000	USD	8,665,608	02/14	CIT	(186,298)
MYR	1,501,382	USD	466,268	02/14	GSC	(8,987)
NGN	856,700,000	USD	5,193,695	01/14	DUB	130,559
NGN	3,444,246,000	USD	21,091,525	02/14	DUB	210,486
NGN	3,363,476,000	USD	20,521,216	02/14	SCB	197,768
NGN	1,488,052,000	USD	9,043,160	03/14	CIT	68,637
NGN	2,192,760,000	USD	13,442,207	03/14	SCB	(11,288)
NGN	1,740,501,000	USD	10,569,510	03/14	SCB	85,876
NOK	461,120,000	SEK	500,881,393	02/14	CSF	(1,901,606)
PEN	107,101,000	USD	38,511,686	01/14	SCB	(394,257)
PHP	674,865,428	USD	15,627,311	01/14	JPM	(408,948)
PLN	164,198,282	EUR	39,103,208	01/14	JPM	509,432
PLN	190,956,718	EUR	45,531,472	01/14	SCB	515,630
PLN	64,667,000	EUR	15,396,905	03/14	SCB	126,158
RSD	316,251,000	EUR	2,757,562	01/14	CIT	(2,270)
RUB	837,208,145	USD	25,145,161	05/14	BNP	(236,252)
RUB	4,025,505,018	USD	121,103,091	05/14	BOA	(1,232,257)
RUB	660,491,362	USD	19,795,935	05/14	CIT	(114,647)
RUB	1,477,085,012	USD	44,411,131	05/14	SCB	(428,998)
SGD	29,406,000	EUR	17,247,174	03/14	JPM	(423,810)
SGD	45,986,000	USD	36,681,046	01/14	CIT	(240,681)
UGX	10,207,033,000	USD	4,073,038	01/14	CIT	(27,444)
USD	31,718,503	AUD	34,227,000	01/14	GSC	1,181,219
USD	13,503,110	AUD	14,556,019	01/14	SCB	516,248
USD	39,328,666	BRL	87,640,000	02/14	BNP	2,479,719
USD	20,097,145	BRL	47,168,000	03/14	BNP	403,774
USD	98,778,315	CHF	89,396,351	02/14	GSC	(1,460,369)
USD	28,668,393	EUR	21,136,000	01/14	GSC	(408,034)
USD	47,800,976	EUR	35,439,000	01/14	JPM	(952,187)
USD	110,826,037	EUR	82,111,479	02/14	BOA	(2,132,950)
USD	41,573,407	EUR	30,855,394	02/14	DUB	(873,466)
USD	8,123,041	EUR	5,903,373	02/14	DUB	1,941
USD	164,073,920	EUR	120,975,202	02/14	GSC	(2,349,049)
USD	166,134,496	EUR	123,079,000	02/14	SCB	(3,182,350)
USD	9,367,207	EUR	6,907,016	03/14	BOA	(134,564)
USD	3,210,105	EUR	2,325,851	03/14	BOA	10,503
USD	4,588,849	EUR	3,338,000	03/14	GSC	(3,136)
USD	97,242,101	GBP	61,052,193	01/14	GSC	(3,849,236)
USD	1,516,452	IDR	18,470,391,000	06/14	SCB	65,205
USD	6,959,336	IDR	80,999,711,000	08/14	SCB	677,748
USD	65,243,658	JPY	6,502,110,587	02/14	GSC	3,490,625
USD	111,750,214	JPY	11,476,747,000	03/14	BOA	2,731,655
USD	24,185,084	NZD	29,710,675	02/14	JPM	(156,796)
USD	18,755,731	PHP	833,495,428	01/14	DUB	(49,258)
USD	12,701,597	PHP	564,840,000	01/14	GSC	(35,669)
USD	51,474,081	RUB	1,742,243,216	05/14	BNP	(441,193)
USD	52,071,631	RUB	1,761,218,784	05/14	BOA	(409,076)
USD	97,900,507	RUB	3,313,727,991	05/14	JPM	(690,686)
USD	5,434,834	RUB	183,099,546	05/14	SCB	(21,157)
USD	2,767,904	SGD	3,504,000	02/14	JPM	(8,795)
USD	9,409,273	THB	300,344,000	02/14	CIT	286,881
USD	19,890,495	THB	626,660,000	02/14	DUB	851,718
USD	28,030,044	THB	887,144,000	02/14	GSC	1,079,927
USD	5,668,647	TRY	11,562,000	01/14	BNP	293,918
USD	4,783,124	TRY	9,653,300	01/14	DUB	295,676
USD	19,407,713	ZAR	197,793,708	01/14	JPM	565,731
USD	37,834,434	ZAR	401,045,000	03/14	SCB	(31,401)

Total Forward Foreign Currency Contracts						($10,769,986)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(h)	Purchased options outstanding as of December 31, 2013 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - OTC COP versus USD	COP 1,757.00	02/18/14	CIT	COP 134,672,738,000	$870,722	$27,911
Call - OTC COP versus USD	1,757.00	02/18/14	JPM	31,622,452,000	218,495	6,554

					1,089,217	34,465

Put - OTC GBP versus USD	GBP 1.35	03/13/14	BOA	GBP 137,727,000	2,096,377	22,807
Put - OTC GBP versus USD	1.40	03/13/14	CIT	68,755,000	1,555,513	11,386
Put - OTC CNH versus USD	CNH 6.25	04/04/14	GSC	CNH 235,420,000	82,491	11,660
Put - OTC CNY versus USD	CNY 6.25	04/07/14	SCB	CNY 235,420,000	76,841	15,555
Put - OTC COP versus USD	COP 1,845.00	06/12/14	BOA	$2,008,000	25,000	4,618
Put - OTC COP versus USD	1,845.00	06/12/14	CIT	22,605,000	317,962	51,992
Put - OTC CNY versus USD	CNY 6.35	09/30/14	JPM	CNY 115,102,000	101,960	28,519
Put - OTC CNH versus USD	CNH 6.35	10/06/14	SCB	CNH 239,190,000	234,988	71,079
Put - OTC CNY versus USD	CNY 6.35	10/07/14	GSC	CNY 124,088,000	110,409	32,796

					4,601,541	250,412

Total Purchased Options					$5,690,758	$284,877

(i)	Transactions in written options for the year ended December 31, 2013 were as follows:

	Notional Amount in KRW	Notional Amount in $	Premium
Outstanding, December 31, 2012	-	-	$-
Call Options Written	-	126,487,146	2,289,446
Put Options Written	192,120,320,000	-	2,416,817
Put Options Exercised	(100,077,600,000)	-	(1,233,325)
Put Options Expired	(92,042,720,000)	-	(1,183,492)

Outstanding, December 31, 2013	-	126,487,146	$2,289,446

(j)	Premiums received and value of written options outstanding as of December 31, 2013 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value

Call - OTC INR versus USD	INR 65.00	06/09/14	GSC	$20,356,000	$379,639	($561,826)
Call - OTC INR versus USD	65.00	06/09/14	JPM	20,717,000	368,763	(571,789)
Call - OTC INR versus USD	67.00	06/16/14	DUB	21,760,000	408,435	(450,432)
Call - OTC INR versus USD	67.00	06/16/14	JPM	18,383,000	363,064	(380,528)
Call - OTC INR versus USD	70.00	06/19/14	JPM	39,785,146	660,433	(533,121)
Call - OTC INR versus USD	72.00	07/01/14	GSC	2,810,000	54,655	(32,034)
Call - OTC INR versus USD	72.00	07/01/14	JPM	2,676,000	54,457	(30,506)

Total Written Options					$2,289,446	($2,560,236)

(k)	Swap agreements outstanding as of December 31, 2013 were as follows:
Credit Default Swaps on Sovereign Issues - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/13 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/17	BNP	3.058%	$2,000,000	$153,855	$139,006	$14,849
China Government	1.000%	12/20/17	BOA	0.534%	41,000,000	(716,792)	(327,842)	(388,950)
Thailand Government	1.000%	12/20/17	BOA	1.016%	11,000,000	1,516	60,005	(58,489)
Colombia Government	1.000%	12/20/17	CSF	0.958%	40,000,000	(101,263)	139,810	(241,073)
Croatia Government	1.000%	12/20/17	DUB	3.058%	4,040,000	310,787	285,508	25,279
Thailand Government	1.000%	12/20/17	DUB	1.016%	30,000,000	4,134	134,011	(129,877)
Croatia Government	1.000%	12/20/17	GSC	3.058%	2,000,000	153,855	135,003	18,852
Lebanon Government	5.000%	12/20/17	JPM	3.412%	2,500,000	(149,740)	(82,869)	(66,871)
Croatia Government	1.000%	03/20/18	CIT	3.121%	23,998,000	2,003,396	2,087,266	(83,870)
Lebanon Government	1.000%	03/20/18	DUB	3.487%	16,402,000	1,577,720	2,340,450	(762,730)
Banque Centrale de Tunisie SA	1.000%	03/20/18	JPM	3.566%	4,625,000	453,929	499,985	(46,056)
Croatia Government	1.000%	03/20/18	JPM	3.121%	15,000,000	1,252,227	1,331,192	(78,965)
Lebanon Government	5.000%	03/20/18	JPM	3.487%	2,326,000	(139,711)	(98,960)	(40,751)
Bulgaria Government	1.000%	06/20/18	BNP	1.090%	2,490,000	9,466	14,533	(5,067)
Croatia Government	1.000%	06/20/18	BNP	3.205%	5,040,000	459,842	410,400	49,442

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/13 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	06/20/18	CIT	3.205%	$15,660,000	$1,428,796	$1,471,849	($43,053)
Russia Foreign	1.000%	06/20/18	DUB	1.469%	23,549,000	485,655	432,759	52,896
Lebanon Government	1.000%	06/20/18	GSC	3.595%	46,818,000	4,934,026	6,482,029	(1,548,003)
Croatia Government	1.000%	06/20/18	JPM	3.205%	3,072,000	280,285	298,772	(18,487)
Russia Foreign	1.000%	06/20/18	JPM	1.469%	23,228,000	479,036	414,822	64,214
Venezuela Government	5.000%	06/20/18	CIT	11.521%	5,790,000	1,232,401	674,686	557,715
Venezuela Government	5.000%	06/20/18	DUB	11.521%	1,895,000	403,351	227,716	175,635
Bulgaria Government	1.000%	09/20/18	BNP	1.150%	3,000,000	20,634	32,774	(12,140)
Bulgaria Government	1.000%	12/20/18	BNP	1.203%	3,000,000	29,601	32,623	(3,022)
Bulgaria Government	1.000%	12/20/18	GSC	1.203%	9,000,000	88,803	108,899	(20,096)
Qatar Government	1.000%	12/20/18	JPM	0.547%	2,699,000	(66,092)	(46,096)	(19,996)
Lebanon Government	5.000%	12/20/18	GSC	3.774%	7,382,000	(411,118)	(413,484)	2,366
Russia Foreign	1.000%	06/20/22	DUB	2.046%	10,000,000	764,681	773,976	(9,295)
Russia Foreign	1.000%	09/20/22	BNP	2.065%	17,914,000	1,424,006	1,498,792	(74,786)
Russia Foreign	1.000%	09/20/22	JPM	2.065%	16,630,000	1,321,940	1,391,365	(69,425)
Colombia Government	1.000%	12/20/22	BNP	1.573%	40,000,000	1,722,188	1,630,424	91,764
Mexico Government	1.000%	12/20/22	BNP	1.323%	30,000,000	704,269	1,248,683	(544,414)
Russia Foreign	1.000%	12/20/22	BNP	2.083%	7,100,000	585,151	623,296	(38,145)
South Africa Government	1.000%	12/20/22	BNP	2.504%	120,000,000	13,299,159	12,058,804	1,240,355
Mexico Government	1.000%	12/20/22	BOA	1.323%	41,900,000	983,628	1,737,363	(753,735)
South Africa Government	1.000%	12/20/22	BOA	2.504%	25,000,000	2,770,658	2,327,985	442,673
Spain Government	1.000%	12/20/22	BOA	1.921%	20,000,000	1,359,222	4,238,614	(2,879,392)
Colombia Government	1.000%	12/20/22	DUB	1.573%	12,300,000	529,573	541,946	(12,373)
Spain Government	1.000%	12/20/22	DUB	1.921%	55,000,000	3,737,860	11,717,316	(7,979,456)
South Africa Government	1.000%	12/20/22	JPM	2.504%	31,750,000	3,518,736	3,009,554	509,182
South Africa Government	1.000%	03/20/23	BNP	2.523%	50,000,000	5,713,034	4,657,747	1,055,287
South Africa Government	1.000%	06/20/23	CIT	2.540%	9,640,000	1,134,524	877,392	257,132
Venezuela Government	5.000%	06/20/23	DUB	10.706%	4,933,000	1,366,514	1,321,384	45,130
Venezuela Government	5.000%	06/20/23	GSC	10.706%	2,090,000	578,961	476,264	102,697
Qatar Government	1.000%	12/20/23	GSC	0.953%	18,011,000	(170,642)	36,676	(207,318)

						$55,522,061	$66,952,428	($11,430,367)

Credit Default Swaps on Sovereign Issues - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/13 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government	0.000%	01/20/14	CSF	0.187%	$27,157,836	($11,768)	($5,377)	($6,391)
Mexico Government	0.000%	01/20/14	CSF	0.179%	55,025,000	(10,711)	(29,039)	18,328
South Africa Government	1.000%	12/20/17	BNP	1.703%	120,000,000	(3,203,236)	(3,292,102)	88,866
South Africa Government	1.000%	12/20/17	BOA	1.703%	25,000,000	(667,341)	(585,378)	(81,963)
South Africa Government	1.000%	12/20/17	JPM	1.703%	31,750,000	(847,522)	(763,832)	(83,690)
South Africa Government	1.000%	03/20/18	BNP	1.755%	50,000,000	(1,514,000)	(1,191,402)	(322,598)
South Africa Government	1.000%	06/20/18	CIT	1.833%	9,640,000	(339,509)	(241,341)	(98,168)
Turkey Government	1.000%	06/20/22	BNP	2.782%	10,000,000	(1,221,071)	(665,505)	(555,566)
Turkey Government	1.000%	09/20/22	BNP	2.799%	34,544,000	(4,342,547)	(2,255,732)	(2,086,815)
Turkey Government	1.000%	12/20/22	BNP	2.814%	7,100,000	(917,245)	(527,023)	(390,222)

						($13,074,950)	($9,556,731)	($3,518,219)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
iTraxx ASIA XJ IG 19 5Y	1.000%	06/20/18	BOA	$2,525,000	($1,402)	$48,579	($49,981)
iTraxx ASIA XJ IG 19 5Y	1.000%	06/20/18	CIT	10,009,000	(5,558)	236,744	(242,302)
iTraxx ASIA XJ IG 19 5Y	1.000%	06/20/18	CSF	3,045,000	(1,691)	52,352	(54,043)
iTraxx ASIA XJ IG 19 5Y	1.000%	06/20/18	DUB	51,423,000	(28,556)	1,626,559	(1,655,115)
iTraxx ASIA XJ IG 19 5Y	1.000%	06/20/18	GSC	10,003,000	(5,555)	195,200	(200,755)
iTraxx ASIA XJ IG 19 5Y	1.000%	06/20/18	JPM	6,787,000	(3,769)	123,524	(127,293)
iTraxx FINSNR 20 5Y	1.000%	12/20/18	GSC	EUR 30,062,000	(265,904)	799,563	(1,065,467)
iTraxx FINSUB 20 5Y	5.000%	12/20/18	JPM	45,093,000	(11,010,253)	(8,629,412)	(2,380,841)

					($11,322,688)	($5,546,891)	($5,775,797)

					$31,124,423	$51,848,806	($20,724,383)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Cross Currency Swaps

Notional Amount on Fixed Rate Currency Received	Notional Amount on Floating Rate Currency Delivered	Pay/Receive Floating Rate	Counter- party	Fixed rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
TRY 50,000,000	$27,624,309	Receive	BNP	6.250%	10/17/20	$7,521,476	$-	$7,521,476
50,121,620	27,699,155	Receive	CSF	6.250%	10/17/20	7,547,427	-	7,547,427
8,713,565	4,550,165	Receive	JPM	7.860%	07/21/21	658,009	(365)	658,374
48,823,375	27,041,471	Receive	CSF	6.330%	10/16/21	7,723,872	-	7,723,872

						$23,450,784	($365)	$23,451,149

Interest Rate Swaps

Floating Rate Index	Counter- party/ Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month NZD Bank Bills	JPM	Pay	4.695%	10/08/16	NZD 98,000,000	($118,153)	$-	($118,153)
3-Month NZD Bank Bills	LCH	Pay	4.711%	10/08/16	128,000,000	(141,620)	-	(141,620)
3-Month NZD Bank Bills	LCH	Pay	4.740%	10/10/16	106,500,000	(96,391)	-	(96,391)
3-Month NZD Bank Bills	LCH	Pay	4.764%	10/10/16	133,000,000	(96,537)	-	(96,537)
6-Month PLN-WIBOR	BNP	Receive	3.353%	10/03/17	PLN 19,330,000	17,382	-	17,382
6-Month PLN-WIBOR	JPM	Receive	3.390%	10/03/17	51,520,000	(8,112)	-	(8,112)
6-Month PLN-WIBOR	JPM	Pay	4.190%	10/03/17	200,000,000	2,004,091	10,154	1,993,937
6-Month PLN-WIBOR	CSF	Pay	4.210%	10/03/17	125,000,000	1,283,398	6,376	1,277,022
6-Month PLN-WIBOR	DUB	Pay	4.210%	10/03/17	100,000,000	1,026,719	5,101	1,021,618
6-Month PLN-WIBOR	BNP	Pay	4.215%	10/03/17	100,000,000	1,032,886	5,106	1,027,780
3-Month NZD Bank Bills	LCH	Pay	4.213%	10/23/17	NZD 6,182,000	(27,118)	-	(27,118)
3-Month NZD Bank Bills	LCH	Pay	4.203%	10/24/17	14,000,000	(66,179)	50	(66,229)
3-Month NZD Bank Bills	LCH	Pay	4.150%	10/25/17	12,000,000	(76,818)	42	(76,860)
3-Month NZD Bank Bills	LCH	Pay	4.036%	10/30/17	15,000,000	(151,960)	-	(151,960)
3-Month NZD Bank Bills	LCH	Pay	4.030%	10/31/17	7,000,000	(72,511)	25	(72,536)
3-Month NZD Bank Bills	LCH	Pay	4.035%	10/31/17	8,818,000	(90,008)	31	(90,039)
6-Month PLN-WIBOR	BNP	Receive	3.384%	11/13/17	PLN 26,000,000	13,374	-	13,374
6-Month PLN-WIBOR	BNP	Pay	3.850%	11/13/17	26,000,000	135,332	10,194	125,138
6-Month PLN-WIBOR	BOA	Receive	3.605%	11/14/17	64,630,000	(141,371)	-	(141,371)
6-Month PLN-WIBOR	BOA	Pay	3.830%	11/14/17	64,630,000	319,533	59,235	260,298
6-Month PLN-WIBOR	DUB	Receive	3.600%	11/16/17	67,970,000	(141,549)	-	(141,549)
6-Month PLN-WIBOR	DUB	Pay	3.790%	11/16/17	67,970,000	298,708	61,355	237,353
6-Month PLN-WIBOR	BOA	Receive	3.508%	11/19/17	97,000,000	(89,152)	(43,772)	(45,380)
6-Month PLN-WIBOR	BOA	Pay	3.810%	11/19/17	97,000,000	448,307	74,223	374,084
6-Month PLN-WIBOR	BNP	Receive	3.595%	11/20/17	97,800,000	(192,968)	-	(192,968)
6-Month PLN-WIBOR	BNP	Pay	3.810%	11/20/17	97,800,000	450,536	82,858	367,678
6-Month CLP-CLICP	DUB	Pay	2.090%	05/10/18	CLP 6,191,250,000	351,084	-	351,084
6-Month CLP-CLICP	BOA	Pay	2.100%	05/10/18	6,095,510,000	350,664	-	350,664
6-Month CLP-CLICP	DUB	Receive	4.780%	05/10/18	6,191,250,000	(34,999)	-	(34,999)
6-Month CLP-CLICP	BOA	Receive	4.800%	05/10/18	6,095,510,000	(43,714)	-	(43,714)
6-Month CLP-CLICP	DUB	Pay	2.053%	05/13/18	17,078,830,000	930,966	-	930,966
6-Month CLP-CLICP	BOA	Pay	2.080%	05/13/18	13,337,686,000	756,716	-	756,716
6-Month CLP-CLICP	DUB	Receive	4.700%	05/13/18	17,078,830,000	8,941	-	8,941

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Floating Rate Index	Counter- party/ Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month CLP-CLICP	BOA	Receive	4.760%	05/13/18	CLP13,337,686,000	($53,884)	$-	($53,884)
6-Month CLP-CLICP	DUB	Pay	2.110%	05/14/18	6,633,307,000	394,845	-	394,845
6-Month CLP-CLICP	DUB	Receive	4.740%	05/14/18	6,633,307,000	(16,501)	-	(16,501)
6-Month CLP-CLICP	BOA	Pay	2.100%	05/16/18	1,561,531,000	92,574	-	92,574
6-Month CLP-CLICP	BOA	Receive	4.730%	05/16/18	1,561,531,000	(2,612)	-	(2,612)
6-Month CLP-CLICP	DUB	Pay	2.000%	05/20/18	2,699,413,258	140,687	-	140,687
6-Month CLP-CLICP	BOA	Pay	2.050%	05/20/18	6,835,770,000	384,599	-	384,599
6-Month CLP-CLICP	DUB	Receive	4.700%	05/20/18	2,699,403,000	2,030	-	2,030
6-Month CLP-CLICP	BOA	Receive	4.740%	05/20/18	6,835,770,000	(15,736)	-	(15,736)
6-Month CLP-CLICP	DUB	Pay	1.930%	05/23/18	1,387,885,795	65,542	-	65,542
6-Month CLP-CLICP	DUB	Receive	4.640%	05/23/18	1,387,885,795	7,534	-	7,534
6-Month HUF-BUBOR	LCH	Receive	4.566%	11/14/18	HUF 2,937,000,000	(311,968)	54	(312,022)
6-Month HUF-BUBOR	LCH	Receive	4.433%	11/15/18	3,774,000,000	(294,727)	69	(294,796)
3-Month NZD Bank Bills	CSF	Pay	3.640%	10/03/22	NZD 25,000,000	(2,203,638)	-	(2,203,638)
3-Month NZD Bank Bills	DUB	Pay	3.650%	10/03/22	16,367,000	(1,432,815)	34,651	(1,467,466)
6-Month AUD Bank Bills	LCH	Pay	4.310%	07/04/23	AUD 15,618,000	(131,741)	-	(131,741)
6-Month AUD Bank Bills	LCH	Pay	4.501%	08/26/23	37,214,000	114,743	-	114,743

						$4,578,409	$305,752	$4,272,657

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Interest from Guatemala Bills	3-Month USD-LIBOR + 50 bps	CIT	03/10/14	GTQ 11,578,000	$32,712	$-	$32,712
Interest from Guatemala Bills	3-Month USD-LIBOR + 50 bps	CIT	06/03/14	10,419,000	27,991	-	27,991
Interest from Guatemala Bills	3-Month USD-LIBOR + 50 bps	CIT	06/09/14	21,620,000	17,665	-	17,665

				Number of Contracts

Positive Return on KOSPI 200 Index	Negative Return on KOSPI 200 Index	CIT	03/13/14	315	793,849	-	793,849
Negative Return on WIG 20 Index	Positive Return on WIG 20 Index	JPM	03/21/14	2,605	178,218	-	178,218

					$1,050,435	$-	$1,050,435

Total Swap Agreements					$60,204,051	$52,154,193	$8,049,858

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(l)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Germany	$12,271,071	$4,194,628	$8,076,443	$-
	Luxembourg	4,332,301	-	4,332,301	-

		16,603,372	4,194,628	12,408,744	-
	Mortgage-Backed Securities	34,750,606	-	34,750,606	-
	U.S. Treasury Obligations	150,032,250	-	150,032,250	-
	Foreign Government Bonds & Notes	970,985,541	-	970,985,541	-
	Short-Term Investments	825,847,169	-	825,847,169	-
	Derivatives:
	Credit Contracts
	Swaps	57,277,419	-	57,277,419	-
	Equity Contracts
	Futures	2,149,881	2,149,881
	Swaps	972,067	-	972,067	-

	Total Equity Contracts	3,121,948	2,149,881	972,067	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	22,849,355	-	22,849,355	-
	Purchased Options	284,877	-	284,877	-
	Swaps	23,450,784	-	23,450,784	-

	Total Foreign Currency Contracts	46,585,016	-	46,585,016	-
	Interest Rate Contracts
	Futures	5,865,677	5,865,677	-	-
	Swaps	10,709,559	-	10,631,191	78,368

	Total Interest Rate Contracts	16,575,236	5,865,677	10,631,191	78,368

	Total Assets - Derivatives	123,559,619	8,015,558	115,465,693	78,368

	Total Assets	2,121,778,557	12,210,186	2,109,490,003	78,368

Liabilities	Securities Sold Short				-
	Foreign Government Bonds & Notes	(100,292,154)	-	(100,292,154)	-
	Derivatives:
	Credit Contracts
	Swaps	(26,152,996)	-	(26,152,996)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(33,619,341)	-	(33,619,341)	-
	Written Options	(2,560,236)	-	(2,560,236)	-

	Total Foreign Currency Contracts	(36,179,577)	-	(36,179,577)	-
	Interest Rate Contracts
	Swaps	(6,052,782)	-	(6,052,782)	-

	Total Liabilities - Derivatives	(68,385,355)	-	(68,385,355)	-

	Total Liabilities	(168,677,509)	-	(168,677,509)	-

	Total	$1,953,101,048	$12,210,186	$1,940,812,494	$78,368

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

PRECIOUS METALS PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
WARRANTS - 0.0%

Canada - 0.0%

Aureus Mining Inc Strike @ EUR 0.63 Exp 05/16/14 *	562,500	$1

Total Warrants (Cost $0)		1

COMMON STOCKS - 90.2%

Australia - 4.0%

Gryphon Minerals Ltd *	3,186,607	488,826
Newcrest Mining Ltd	1,422,898	9,953,371
Regis Resources Ltd	3,095,796	8,102,194
Troy Resources Ltd *	934,188	654,530

		19,198,921

Bermuda - 0.7%

Continental Gold Ltd *	1,006,705	3,203,260

Canada - 64.5%

Agnico Eagle Mines Ltd (NYSE)	935,026	24,665,986
Alamos Gold Inc	1,579,881	19,141,509
Aureus Mining Inc *	3,387,000	1,794,033
AuRico Gold Inc (TSE)	1,375,000	5,048,247
B2Gold Corp *	3,600,000	7,388,091
Barrick Gold Corp (NYSE)	890,387	15,697,523
Centerra Gold Inc	1,223,662	4,976,437
Detour Gold Corp *	948,213	3,659,848
Eldorado Gold Corp	4,307,777	24,453,655
First Quantum Minerals Ltd	230,292	4,149,484
Franco-Nevada Corp	495,835	20,206,822
Goldcorp Inc (NYSE)	2,150,700	46,605,669
IAMGOLD Corp (TSE)	1,606,288	5,337,912
Kinross Gold Corp	4,777,663	20,914,223
MAG Silver Corp *	500,476	2,591,309
New Gold Inc *	1,988,272	10,406,959
Osisko Mining Corp *	5,036,549	22,331,980
Platinum Group Metals Ltd *	2,865,500	3,425,921
Primero Mining Corp *	45,128	198,822
Rio Alto Mining Ltd *	500,780	834,437
SEMAFO Inc	1,507,424	3,959,250
Silver Wheaton Corp (NYSE)	675,465	13,637,638
Tahoe Resources Inc (TSE) *	854,997	14,222,449
Torex Gold Resources Inc *	4,072,727	3,604,014
Yamana Gold Inc	3,906,199	33,683,957

		312,936,175

Peru - 0.5%

Cia de Minas Buenaventura SA ADR	237,043	2,659,623

South Africa - 1.4%

AngloGold Ashanti Ltd ADR	277,460	3,251,831
Impala Platinum Holdings Ltd	300,000	3,553,417

		6,805,248

United Kingdom - 12.7%

Fresnillo PLC	1,152,915	14,295,852
Hochschild Mining PLC	749,937	1,763,582
Randgold Resources Ltd ADR	729,673	45,830,761

		61,890,195

	Shares	Value
United States - 6.4%

Newmont Mining Corp	507,915	$11,697,282
Royal Gold Inc	425,665	19,610,387

		31,307,669

Total Common Stocks (Cost $879,480,603)		438,001,091

	Principal Amount

SHORT-TERM INVESTMENT - 9.4%

Repurchase Agreement - 9.4%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $45,673,854; collateralized by U.S. Treasury Notes: 1.875% due 08/31/17 and value $46,591,563)	$45,673,854	45,673,854

Total Short-Term Investment (Cost $45,673,854)		45,673,854

TOTAL INVESTMENTS - 99.6% (Cost $925,154,457)		483,674,946

OTHER ASSETS & LIABILITIES, NET - 0.4%		1,718,078

NET ASSETS - 100.0%		$485,393,024

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified by precious metals sector as a percentage of net assets as follows:

Gold	78.2%
Precious Metals & Minerals	10.9%
Others (each less than 3.0%)	1.1%

90.2%
Short-Term Investment	9.4%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Canada	64.5%
United States (Includes Short-Term Investment)	15.8%
United Kingdom	12.7%
Australia	4.0%
Others (each less than 3.0%)	2.6%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

PRECIOUS METALS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$1	$-	$1	$-
	Common Stocks
	Australia	19,198,921	-	19,198,921	-
	Bermuda	3,203,260	3,203,260	-	-
	Canada	312,936,175	311,142,142	1,794,033	-
	Peru	2,659,623	2,659,623	-	-
	South Africa	6,805,248	3,251,831	3,553,417	-
	United Kingdom	61,890,195	45,830,761	16,059,434	-
	United States	31,307,669	31,307,669	-	-

		438,001,091	397,395,286	40,605,805	-
	Short-Term Investment	45,673,854	-	45,673,854	-

	Total	$483,674,946	$397,395,286	$86,279,660	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUND - 100.0%

American Funds Insurance Series® Asset Allocation Fund - Class 1	69,182,205	$1,555,907,783

TOTAL INVESTMENTS - 100.0% (Cost $1,300,300,547)		1,555,907,783

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(600,780)

NET ASSETS - 100.0%		$1,555,307,003

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolio’s investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Fund	$1,555,907,783	$1,555,907,783	$-	$-

American Funds Asset Allocation Portfolio (a ‘‘Feeder Portfolio’’) invests substantially all of its assets in Class 1 shares of the Asset Allocation Fund of the American Funds Insurance Series (a ‘‘Master Fund’’) (See Note 1 in Notes to Financial Statements). The Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolio’s financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’ *	16,787,985	$182,856,819
PD High Yield Bond Market Portfolio ‘P’ *	1,630,761	20,437,329
PD Large-Cap Growth Index Portfolio ‘P’ *	1,830,574	38,703,628
PD Large-Cap Value Index Portfolio ‘P’ *	2,292,579	46,099,747
PD Small-Cap Growth Index Portfolio ‘P’ *	330,519	6,906,219
PD Small-Cap Value Index Portfolio ‘P’ *	538,659	10,128,484
PD Emerging Markets Portfolio ‘P’ *	452,957	6,699,721
PD International Large-Cap Portfolio ‘P’ *	1,903,130	31,014,619

Total Affiliated Mutual Funds (Cost $309,123,354)		342,846,566

TOTAL INVESTMENTS - 100.0% (Cost $309,123,354)		342,846,566

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(67,217)

NET ASSETS - 100.0%		$342,779,349

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	59.3%
Affiliated Equity Funds	40.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’ *	36,443,910	$396,951,585
PD High Yield Bond Market Portfolio ‘P’ *	4,518,702	56,630,112
PD Large-Cap Growth Index Portfolio ‘P’ *	8,217,762	173,747,265
PD Large-Cap Value Index Portfolio ‘P’ *	11,144,226	224,090,888
PD Small-Cap Growth Index Portfolio ‘P’ *	1,697,803	35,475,757
PD Small-Cap Value Index Portfolio ‘P’ *	3,101,030	58,309,135
PD Emerging Markets Portfolio ‘P’ *	3,026,263	44,761,724
PD International Large-Cap Portfolio ‘P’ *	9,925,822	161,757,502

Total Affiliated Mutual Funds (Cost $999,080,345)		1,151,723,968

TOTAL INVESTMENTS - 100.0% (Cost $999,080,345)		1,151,723,968

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(204,486)

NET ASSETS - 100.0%		$1,151,519,482

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	60.6%
Affiliated Fixed Income Funds	39.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$342,846,566	$342,846,566	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$1,151,723,968	$1,151,723,968	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’ *	6,755,943	$73,586,571
PD High Yield Bond Market Portfolio ‘P’ *	641,852	8,043,938
PD Large-Cap Growth Index Portfolio ‘P’ *	3,789,521	80,121,442
PD Large-Cap Value Index Portfolio ‘P’ *	4,705,886	94,627,124
PD Small-Cap Growth Index Portfolio ‘P’ *	1,207,539	25,231,650
PD Small-Cap Value Index Portfolio ‘P’ *	1,789,570	33,649,562
PD Emerging Markets Portfolio ‘P’ *	1,633,715	24,164,429
PD International Large-Cap Portfolio ‘P’ *	4,867,152	79,318,198

Total Affiliated Mutual Funds (Cost $341,567,532)		418,742,914

TOTAL INVESTMENTS - 100.0% (Cost $341,567,532)		418,742,914

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(75,341)

NET ASSETS - 100.0%		$418,667,573

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	80.5%
Affiliated Fixed Income Funds	19.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	32,555,032	$352,192,804
Floating Rate Income Portfolio ‘P’ *	5,028,065	51,492,683
Floating Rate Loan Portfolio ‘P’ *	15,301,583	122,798,220
High Yield Bond Portfolio ‘P’ *	19,370,189	141,881,426
Inflation Managed Portfolio ‘P’ *	15,708,372	170,911,270
Inflation Protected Portfolio ‘P’ *	17,239,610	171,214,119
Managed Bond Portfolio ‘P’ *	34,468,153	424,943,076
Short Duration Bond Portfolio ‘P’ *	42,315,927	411,940,425
Emerging Markets Debt Portfolio ‘P’ *	19,830,265	201,308,382
Comstock Portfolio ‘P’ *	5,895,317	74,395,157
Dividend Growth Portfolio ‘P’ *	700,539	10,042,004
Equity Index Portfolio ‘P’ *	1,211,524	50,114,795
Growth Portfolio ‘P’ *	1,097,890	21,054,737
Large-Cap Growth Portfolio ‘P’ *	5,431,960	44,978,822
Large-Cap Value Portfolio ‘P’ *	6,046,077	104,446,339
Main Street Core Portfolio ‘P’ *	359,461	10,221,385
Mid-Cap Equity Portfolio ‘P’ *	1,808,853	29,889,369
Mid-Cap Value Portfolio ‘P’ *	1,512,389	28,954,693
Value Advantage Portfolio ‘P’ *	2,532,923	29,625,322
International Large-Cap Portfolio ‘P’ *	7,930,173	67,249,514
International Value Portfolio ‘P’ *	2,998,515	39,269,049
Currency Strategies Portfolio ‘P’ *	8,428,924	86,650,312
Global Absolute Return Portfolio ‘P’ *	17,393,217	172,015,245
Precious Metals Portfolio ‘P’ *	4,884,750	21,542,373

Total Affiliated Mutual Funds (Cost $2,704,154,054)		2,839,131,521

TOTAL INVESTMENTS - 100.0% (Cost $2,704,154,054)		2,839,131,521

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(457,224)

NET ASSETS - 100.0%		$2,838,674,297

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	78.3%
Affiliated Equity Funds	21.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$418,742,914	$418,742,914	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$2,839,131,521	$2,839,131,521	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	38,903,852	$420,876,766
Floating Rate Income Portfolio ‘P’ *	7,203,925	73,775,787
Floating Rate Loan Portfolio ‘P’ *	21,295,035	170,896,848
High Yield Bond Portfolio ‘P’ *	26,739,468	195,859,414
Inflation Managed Portfolio ‘P’ *	17,365,451	188,940,723
Inflation Protected Portfolio ‘P’ *	20,300,752	201,615,664
Managed Bond Portfolio ‘P’ *	40,775,351	502,701,811
Short Duration Bond Portfolio ‘P’ *	45,565,147	443,571,193
Emerging Markets Debt Portfolio ‘P’ *	17,138,040	173,978,065
American Funds Growth-Income Portfolio ‘P’ *	4,050,232	56,286,965
Comstock Portfolio ‘P’ *	12,689,701	160,135,965
Dividend Growth Portfolio ‘P’ *	6,496,500	93,125,279
Growth Portfolio ‘P’ *	3,675,101	70,479,053
Large-Cap Growth Portfolio ‘P’ *	13,751,975	113,871,892
Large-Cap Value Portfolio ‘P’ *	12,764,346	220,504,825
Main Street Core Portfolio ‘P’ *	4,214,762	119,848,018
Mid-Cap Equity Portfolio ‘P’ *	1,707,136	28,208,600
Mid-Cap Growth Portfolio ‘P’ *	935,747	9,668,633
Mid-Cap Value Portfolio ‘P’ *	5,079,020	97,237,838
Small-Cap Equity Portfolio ‘P’ *	3,372,031	68,772,478
Small-Cap Growth Portfolio ‘P’ *	97,012	1,471,274
Small-Cap Index Portfolio ‘P’ *	1,586,947	27,331,350
Small-Cap Value Portfolio ‘P’ *	81,338	1,475,150
Tactical Strategy Portfolio ‘P’ *	14,415,561	147,520,622
Value Advantage Portfolio ‘P’ *	6,301,151	73,698,898
Emerging Markets Portfolio ‘P’ *	3,404,731	55,539,133
International Large-Cap Portfolio ‘P’ *	8,192,186	69,471,443
International Small-Cap Portfolio ‘P’ *	9,904,176	109,799,080
International Value Portfolio ‘P’ *	4,205,962	55,081,974
Tactical International Portfolio ‘P’ *	9,057,065	94,077,640
Currency Strategies Portfolio ‘P’ *	12,976,069	133,395,498
Global Absolute Return Portfolio ‘P’ *	27,540,574	272,370,463
Precious Metals Portfolio ‘P’ *	12,487,715	55,072,421

Total Affiliated Mutual Funds (Cost $4,162,080,733)		4,506,660,763

TOTAL INVESTMENTS - 100.0% (Cost $4,162,080,733)		4,506,660,763

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(693,516)

NET ASSETS - 100.0%		$4,505,967,247

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	58.7%
Affiliated Equity Funds	41.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	110,785,800	$1,198,523,214
Floating Rate Income Portfolio ‘P’ *	13,924,673	142,603,329
Floating Rate Loan Portfolio ‘P’ *	36,955,010	296,571,233
High Yield Bond Portfolio ‘P’ *	69,649,539	510,164,141
Inflation Managed Portfolio ‘P’ *	32,333,321	351,795,133
Inflation Protected Portfolio ‘P’ *	42,910,879	426,166,732
Managed Bond Portfolio ‘P’ *	108,657,253	1,339,588,655
Short Duration Bond Portfolio ‘P’ *	88,152,378	858,152,738
Emerging Markets Debt Portfolio ‘P’ *	42,786,748	434,352,792
American Funds Growth-Income Portfolio ‘P’ *	17,850,118	248,067,005
Comstock Portfolio ‘P’ *	53,217,987	671,577,197
Dividend Growth Portfolio ‘P’ *	14,212,459	203,731,124
Growth Portfolio ‘P’ *	10,605,281	203,382,241
Large-Cap Growth Portfolio ‘P’ *	55,442,187	459,083,649
Large-Cap Value Portfolio ‘P’ *	47,783,312	825,459,529
Long/Short Large-Cap Portfolio ‘P’ *	46,797,266	593,899,240
Main Street Core Portfolio ‘P’ *	12,062,369	342,997,052
Mid-Cap Equity Portfolio ‘P’ *	18,206,992	300,851,137
Mid-Cap Growth Portfolio ‘P’ *	22,515,962	232,646,897
Mid-Cap Value Portfolio ‘P’ *	27,722,964	530,756,140
Small-Cap Equity Portfolio ‘P’ *	7,430,348	151,541,741
Small-Cap Growth Portfolio ‘P’ *	9,923,141	150,493,357
Small-Cap Index Portfolio ‘P’ *	9,364,129	161,274,592
Small-Cap Value Portfolio ‘P’ *	7,214,908	130,849,961
Tactical Strategy Portfolio ‘P’ *	83,741,865	856,966,432
Value Advantage Portfolio ‘P’ *	27,870,480	325,975,924
Real Estate Portfolio ‘P’ *	18,483,023	316,943,108
Emerging Markets Portfolio ‘P’ *	30,961,877	505,060,758
International Large-Cap Portfolio ‘P’ *	48,963,642	415,221,867
International Small-Cap Portfolio ‘P’ *	46,657,783	517,254,713
International Value Portfolio ‘P’ *	26,451,584	346,414,308
Tactical International Portfolio ‘P’ *	31,637,856	328,629,053
Currency Strategies Portfolio ‘P’ *	59,009,524	606,624,748
Global Absolute Return Portfolio ‘P’ *	75,178,502	743,499,519
Precious Metals Portfolio ‘P’ *	35,989,483	158,718,227

Total Affiliated Mutual Funds (Cost $14,196,626,860)		15,885,837,486

TOTAL INVESTMENTS - 100.0% (Cost $14,196,626,860)		15,885,837,486

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,389,818)

NET ASSETS - 100.0%		$15,883,447,668

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	60.3%
Affiliated Fixed Income Funds	39.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$4,506,660,763	$4,506,660,763	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$15,885,837,486	$15,885,837,486	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	73,793,247	$798,323,607
Inflation Managed Portfolio ‘P’ *	10,843,220	117,977,120
Inflation Protected Portfolio ‘P’ *	14,931,169	148,287,978
Managed Bond Portfolio ‘P’ *	74,370,351	916,880,149
Short Duration Bond Portfolio ‘P’ *	20,482,193	199,391,667
Emerging Markets Debt Portfolio ‘P’ *	14,325,606	145,427,433
American Funds Growth Portfolio ‘P’ *	4,299,161	52,299,414
American Funds Growth-Income Portfolio ‘P’ *	15,141,806	210,428,993
Comstock Portfolio ‘P’ *	43,141,718	544,421,082
Dividend Growth Portfolio ‘P’ *	17,684,281	253,498,602
Growth Portfolio ‘P’ *	10,300,584	197,538,932
Large-Cap Growth Portfolio ‘P’ *	47,526,181	393,535,932
Large-Cap Value Portfolio ‘P’ *	44,795,031	773,836,795
Long/Short Large-Cap Portfolio ‘P’ *	54,554,283	692,342,728
Main Street Core Portfolio ‘P’ *	13,340,583	379,343,439
Mid-Cap Equity Portfolio ‘P’ *	25,310,731	418,232,850
Mid-Cap Growth Portfolio ‘P’ *	28,074,790	290,083,671
Mid-Cap Value Portfolio ‘P’ *	25,967,383	497,145,556
Small-Cap Equity Portfolio ‘P’ *	30,536,890	622,799,015
Small-Cap Growth Portfolio ‘P’ *	13,312,897	201,902,044
Small-Cap Index Portfolio ‘P’ *	2,927,281	50,415,371
Small-Cap Value Portfolio ‘P’ *	7,994,969	144,997,191
Tactical Strategy Portfolio ‘P’ *	81,684,352	835,911,017
Value Advantage Portfolio ‘P’ *	28,198,382	329,811,101
Real Estate Portfolio ‘P’ *	21,588,280	370,191,414
Emerging Markets Portfolio ‘P’ *	39,149,178	638,614,822
International Large-Cap Portfolio ‘P’ *	55,776,949	473,000,131
International Small-Cap Portfolio ‘P’ *	52,168,312	578,345,214
International Value Portfolio ‘P’ *	29,561,402	387,141,001
Tactical International Portfolio ‘P’ *	39,734,607	412,731,708
Currency Strategies Portfolio ‘P’ *	48,267,925	496,199,865
Global Absolute Return Portfolio ‘P’ *	62,639,835	619,494,754
Precious Metals Portfolio ‘P’ *	40,544,973	178,808,521

Total Affiliated Mutual Funds (Cost $11,643,900,294)		13,369,359,117

TOTAL INVESTMENTS - 100.0% (Cost $11,643,900,294)		13,369,359,117

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,004,800)

NET ASSETS - 100.0%		$13,367,354,317

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	78.0%
Affiliated Fixed Income Funds	22.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	5,964,163	$64,522,595
Managed Bond Portfolio ‘P’ *	6,255,865	77,125,881
American Funds Growth Portfolio ‘P’ *	1,487,500	18,095,477
American Funds Growth-Income Portfolio ‘P’ *	3,184,287	44,252,738
Comstock Portfolio ‘P’ *	10,436,278	131,699,204
Dividend Growth Portfolio ‘P’ *	4,957,378	71,062,458
Growth Portfolio ‘P’ *	1,878,518	36,025,191
Large-Cap Growth Portfolio ‘P’ *	11,413,878	94,511,511
Large-Cap Value Portfolio ‘P’ *	10,704,478	184,920,498
Long/Short Large-Cap Portfolio ‘P’ *	11,006,467	139,681,933
Main Street Core Portfolio ‘P’ *	2,652,823	75,433,811
Mid-Cap Equity Portfolio ‘P’ *	5,003,456	82,676,776
Mid-Cap Growth Portfolio ‘P’ *	6,778,622	70,040,324
Mid-Cap Value Portfolio ‘P’ *	6,507,079	124,578,022
Small-Cap Equity Portfolio ‘P’ *	6,402,566	130,580,162
Small-Cap Growth Portfolio ‘P’ *	4,152,649	62,978,656
Small-Cap Index Portfolio ‘P’ *	3,566,021	61,416,128
Small-Cap Value Portfolio ‘P’ *	2,707,718	49,107,317
Tactical Strategy Portfolio ‘P’ *	23,216,748	237,586,939
Value Advantage Portfolio ‘P’ *	6,826,181	79,839,700
Real Estate Portfolio ‘P’ *	6,416,017	110,020,548
Emerging Markets Portfolio ‘P’ *	8,915,666	145,435,395
International Large-Cap Portfolio ‘P’ *	16,724,502	141,827,259
International Small-Cap Portfolio ‘P’ *	14,950,954	165,748,373
International Value Portfolio ‘P’ *	6,949,757	91,015,166
Tactical International Portfolio ‘P’ *	8,519,275	88,491,495
Currency Strategies Portfolio ‘P’ *	10,267,504	105,551,127
Global Absolute Return Portfolio ‘P’ *	13,049,068	129,052,531
Precious Metals Portfolio ‘P’ *	14,441,033	63,686,805

Total Affiliated Mutual Funds (Cost $2,464,696,580)		2,876,964,020

TOTAL INVESTMENTS - 100.0% (Cost $2,464,696,580)		2,876,964,020

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(433,634)

NET ASSETS - 100.0%		$2,876,530,386

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	90.6%
Affiliated Fixed Income Funds	9.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$13,369,359,117	$13,369,359,117	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$2,876,964,020	$2,876,964,020	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2013

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2013. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Y	Investments were in default as of December 31, 2013.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2013.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
¯	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap contracts as of December 31, 2013.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
l	Total shares owned by the portfolio as of December 31, 2013 were less than one share.
Counterparty & Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BNY	Bank of New York Mellon
BOA	Bank of America
BRC	Barclays
CBA	Commonwealth Bank of Australia
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS
WBC	Westpac Banking Corp

Currency Abbreviations:
AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Francs
CLP	Chilean Peso
CNH	Chinese Offshore Yuan
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
GHS	Ghana Cedi
GTQ	Guatemalan Quetza
HKD	Hong Kong Dollar
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JOD	Jordanian Dollar
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
KZT	Kazaknstan Tenge
LBP	Lebanese Pound
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

Index Abbreviations:
CDX EM	Credit Derivatives Index - Emerging Markets
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
iTraxx Asia XJ IG	International Index - Asia Ex-Japan - Investment Grade
iTraxx FINSNR	International Index - Financials Senior Debt
iTraxx FINSUB	International Index - Financials Subordinate Debt

Other Abbreviations:
ADR	American Depositary Receipt
BUBOR	Budapest Interbank Offered Rate
GDR	Global Depositary Receipt
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OTC	Over the Counter
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
WIBOR	Warsaw Interbank Offered Rate

Note:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality rating of the companies and credit spreads, if any shown in the Schedule of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Cash Management Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
ASSETS
Investments, at value	$561,728	$2,979,135	$282,179	$717,035	$1,209,774	$2,373,038
Repurchase agreements, at value	4,339	175,627	10,851	37,219	16,153	114,065
Cash (1)	-	6,195	2,071	5,091	290	1,495
Foreign currency held, at value	-	4,363	-	-	-	2,022
Receivables:
Dividends and interest	-	22,806	986	3,391	20,025	7,676
Fund shares sold	3,763	-	92	574	1,095	238
Securities sold	-	13,981	13,348	1,693	2,320	2,903
Swap agreements	-	-	-	-	-	3
Variation margin	-	339	-	-	-	798
Due from adviser	167	-	-	-	-	-
Swap contracts, at value	-	-	-	-	-	2,116
Unfunded loan commitment appreciation	-	-	-	3	-	-
Forward foreign currency contracts appreciation	-	4,478	-	-	-	9,424
Prepaid expenses and other assets	-	1	-	-	1	2
Total Assets	569,997	3,206,925	309,527	765,006	1,249,658	2,513,780
LIABILITIES
Payables:
Fund shares redeemed	592	580	208	412	484	229
Securities purchased	-	269,914	23,014	18,056	13,466	-
Sale-buyback financing transactions	-	-	-	-	-	1,171,073
Due to custodian	-	-	-	-	-	7
Due to broker (2)	-	-	-	-	-	2,696
Accrued advisory fees	81	1,001	158	412	419	458
Accrued service fees (Class I only) (3)	12	2	-	3	8	11
Accrued support service expenses	6	32	4	8	13	15
Accrued custodian, and portfolio accounting and tax fees	16	94	42	75	36	43
Accrued shareholder report expenses	12	62	4	16	25	29
Accrued trustees’ fees and expenses and deferred compensation	9	12	1	3	9	12
Accrued offering expenses	-	-	1	-	-	-
Accrued other	5	35	4	20	16	18
Outstanding options written, at value	-	408	-	-	-	983
Swap contracts, at value	-	-	-	-	-	3,895
Forward foreign currency contracts depreciation	-	3,916	-	-	-	444
Total Liabilities	733	276,056	23,436	19,005	14,476	1,179,913
NET ASSETS	$569,264	$2,930,869	$286,091	$746,001	$1,235,182	$1,333,867
NET ASSETS CONSIST OF:
Paid-in capital (4)	$569,433	$2,821,633	$279,673	$936,194	$1,098,335	$1,483,955
Undistributed/accumulated net investment income (loss) (4)	(159)	95,433	6,767	37,470	77,538	(11,541)
Undistributed/accumulated net realized gain (loss) (4)	(10)	10	(2,322)	(230,539)	20,657	(67,748)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (4)	-	13,793	1,973	2,876	38,652	(70,799)
NET ASSETS	$569,264	$2,930,869	$286,091	$746,001	$1,235,182	$1,333,867
Class I Shares:
Net Assets	$569,225	$96,448	$18,220	$155,736	$387,277	$504,243
Shares outstanding, $.001 par value (unlimited shares authorized)	56,441	11,906	1,781	25,454	57,268	52,065
Net Asset Value Per Share	$10.09	$8.10	$10.23	$6.12	$6.76	$9.68
Class P Shares:
Net Assets	$39	$2,834,421	$267,871	$590,265	$847,905	$829,624
Shares outstanding, $.001 par value (unlimited shares authorized)	4	262,002	26,157	73,552	115,759	76,250
Net Asset Value Per Share	$10.06	$10.82	$10.24	$8.03	$7.32	$10.88

Investments, at cost	$561,728	$2,962,412	$280,207	$714,163	$1,171,122	$2,456,007
Repurchase agreements, at cost	4,339	175,627	10,851	37,219	16,153	114,065
Foreign currency held, at cost	-	4,401	-	-	-	2,033
Premiums received from outstanding options written	-	575	-	-	-	3,114

(1)	Includes cash collateral segregated for certain derivative investments (See Notes to Schedules of Investments) in the Diversified Bond and Inflation Managed Portfolios of $2,642 and $1,495, respectively.
(2)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued service fees for the Floating Rate Income Portfolio was $397 and is not shown on the above Statements of Assets and Liabilities due to rounding.
(4)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Inflation Protected Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	American Funds Growth Portfolio	American Funds Growth-Income Portfolio
ASSETS
Investments, at value	$912,925	$5,372,527	$2,186,456	$764,992	$340,475	$830,712
Repurchase agreements, at value	53,985	36,800	62,540	175,266	-	-
Cash (1)	2,381	13,100	-	2,032	-	-
Foreign currency held, at value	1,575	2,677	512	5,599	-	-
Deposits with brokers for securities sold short	-	1,107	-	-	-	-
Receivables:
Dividends and interest	2,087	20,881	11,698	14,935	-	-
Fund shares sold	7	233	687	9	-	42
Securities sold	-	825,995	-	108	15	-
Swap agreements	-	17	-	-	-	-
Variation margin	160	1,735	105	-	-	-
Other	-	2	-	-	-	-
Swap contracts, at value	-	4,220	-	10,565	-	-
Forward foreign currency contracts appreciation	120	6,761	-	2,339	-	-
Prepaid expenses and other assets	1	3	-	1	-	-
Total Assets	973,241	6,286,058	2,261,998	975,846	340,490	830,754
LIABILITIES
Payables:
Fund shares redeemed	198	1,245	1,358	-	15	3
Securities purchased	-	1,657,403	10,678	387	-	40
Reverse repurchase agreements	-	1,740	-	-	-	-
Sale-buyback financing transactions	-	15,891	-	-	-	-
Securities sold short, at value	-	1,109	-	-	-	-
Due to broker (2)	-	13,810	-	-	-	-
Accrued advisory fees	298	1,559	768	646	116	284
Accrued service fees (Class I only) (3)	-	29	7	-	6	6
Accrued support service expenses	11	50	25	10	4	9
Accrued custodian, and portfolio accounting and tax fees	23	137	50	53	3	3
Accrued shareholder report expenses	21	97	47	19	6	15
Accrued trustees’ fees and expenses and deferred compensation	4	35	10	4	1	4
Accrued dividends and interest	-	84	-	-	-	-
Accrued other	13	58	28	13	4	7
Outstanding options written, at value	24	2,646	-	-	-	-
Swap contracts, at value	2,443	2,056	-	13	-	-
Forward foreign currency contracts depreciation	3,918	14,373	-	3,445	-	-
Total Liabilities	6,953	1,712,322	12,971	4,590	155	371
NET ASSETS	$966,288	$4,573,736	$2,249,027	$971,256	$340,335	$830,383
NET ASSETS CONSIST OF:
Paid-in capital (4), (5)	$1,004,950	$4,447,550	$2,294,465	$976,510	$916,142	$917,542
Accumulated deficit (5)					(575,807)	(87,159)
Undistributed net investment income (4)	176	62,509	26,599	43,224
Undistributed/accumulated net realized gain (loss) (4)	(16,221)	8,514	(81,857)	(30,640)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (4)	(22,617)	55,163	9,820	(17,838)
NET ASSETS	$966,288	$4,573,736	$2,249,027	$971,256	$340,335	$830,383
Class I Shares:
Net Assets	$19,196	$1,312,512	$335,971	$16,148	$269,940	$271,347
Shares outstanding, $.001 par value (unlimited shares authorized)	1,960	116,209	35,520	1,595	22,184	19,510
Net Asset Value Per Share	$9.79	$11.29	$9.46	$10.12	$12.17	$13.91
Class P Shares:
Net Assets	$947,092	$3,261,224	$1,913,056	$955,108	$70,395	$559,036
Shares outstanding, $.001 par value (unlimited shares authorized)	95,382	264,527	196,516	94,081	5,787	40,226
Net Asset Value Per Share	$9.93	$12.33	$9.73	$10.15	$12.17	$13.90

Investments, at cost	$929,244	$5,342,394	$2,177,057	$779,208	$213,031	$556,085
Repurchase agreements, at cost	53,985	36,800	62,540	175,266	-	-
Foreign currency held, at cost	1,545	2,686	513	5,559	-	-
Proceeds from securities sold short	-	1,107	-	-	-	-
Premiums received from outstanding options written	62	5,043	-	-	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Inflation Protected, Managed Bond, and Emerging Markets Debt Portfolios of $2,381, $12,633 and $1,850, respectively.
(2)	The Managed Bond Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued service fees (in full dollars) for the Inflation Protected and Emerging Markets Debt Portfolios were $422 and $353, respectively, and are not shown on the above Statements of Assets and Liabilities due to rounding.
(4)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(5)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Comstock Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused 30 Portfolio	Growth Portfolio	Large-Cap Growth Portfolio
ASSETS
Investments, at value	$1,762,346	$859,104	$1,155,506	$124,418	$1,026,646	$1,278,605
Repurchase agreements, at value	51,832	33,292	23,016	2,514	-	4,243
Cash (1)	-	-	1,481	-	2	1,263
Foreign currency held, at value	-	80	-	-	1	1
Receivables:
Dividends and interest	2,975	1,475	1,842	59	840	785
Fund shares sold	29	9	68	67	20	11
Securities sold	3,924	-	-	-	1,500	13,097
Variation margin	-	-	93	-	-	-
Forward foreign currency contracts appreciation	96	-	-	-	-	385
Prepaid expenses and other assets	1	1	1	-	-	2
Total Assets	1,821,203	893,961	1,182,007	127,058	1,029,009	1,298,392
LIABILITIES
Payables:
Fund shares redeemed	1,557	355	3,790	143	315	1,344
Securities purchased	2,456	-	208	1,013	-	17,241
Accrued advisory fees	1,060	505	56	77	475	717
Accrued service fees (Class I only)	5	6	25	3	11	4
Accrued support service expenses	20	10	17	1	11	14
Accrued custodian, and portfolio accounting and tax fees	33	16	33	4	22	23
Accrued shareholder report expenses	40	18	38	2	17	26
Accrued trustees’ fees and expenses and deferred compensation	9	6	18	1	14	10
Accrued other	25	11	23	1	10	17
Forward foreign currency contracts depreciation	597	-	-	-	-	-
Total Liabilities	5,802	927	4,208	1,245	875	19,396
NET ASSETS	$1,815,401	$893,034	$1,177,799	$125,813	$1,028,134	$1,278,996
NET ASSETS CONSIST OF:
Paid-in capital (2)	$1,491,718	$1,004,966	$283,633	$296,715	$1,224,098	$894,303
Undistributed/accumulated earnings (deficit) (2)	323,683	(111,932)	894,166	(170,902)	(195,964)	384,693
NET ASSETS	$1,815,401	$893,034	$1,177,799	$125,813	$1,028,134	$1,278,996
Class I Shares:
Net Assets	$233,172	$261,574	$1,127,684	$125,799	$499,654	$173,017
Shares outstanding, $.001 par value (unlimited shares authorized)	20,922	19,824	27,879	7,551	27,838	24,353
Net Asset Value Per Share	$11.14	$13.19	$40.45	$16.66	$17.95	$7.10
Class P Shares:
Net Assets	$1,582,229	$631,460	$50,115	$14	$528,480	$1,105,979
Shares outstanding, $.001 par value (unlimited shares authorized)	125,381	44,051	1,212	1	27,557	133,566
Net Asset Value Per Share	$12.62	$14.33	$41.37	$16.76	$19.18	$8.28

Investments, at cost	$1,186,570	$587,463	$645,727	$87,623	$838,338	$1,041,064
Repurchase agreements, at cost	51,832	33,292	23,016	2,514	-	4,243
Foreign currency held, at cost	-	80	-	-	1	1

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Equity Index Portfolio of $1,299.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Large-Cap Value Portfolio	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio
ASSETS
Investments, at value	$2,473,677	$1,930,790	$1,533,091	$1,182,540	$821,262	$1,377,363
Repurchase agreements, at value	23,214	19,993	25,516	18,290	21,584	6,437
Cash (1)	1	342	137	-	34	-
Cash collateral received for securities on loan (2)	-	58,102	-	-	-	-
Foreign currency held, at value	-	-	682	-	-	-
Receivables:
Dividends and interest	5,689	2,520	1,804	574	1,098	1,345
Fund shares sold	23	3	-	1,640	31	67
Securities sold	13,893	7,661	10,908	2,130	6,015	2,061
Variation margin	-	45	-	-	-	-
Prepaid expenses and other assets	2	1	1	1	-	1
Total Assets	2,516,499	2,019,457	1,572,139	1,205,175	850,024	1,387,274
LIABILITIES
Payable upon return of securities loaned (2)	-	58,102	-	-	-	-
Payables:
Fund shares redeemed	1,645	878	966	613	666	537
Securities purchased	13,680	13,268	15,308	13	697	4,880
Securities sold short, at value (2)	-	474,132	-	-	-	-
Accrued advisory fees	1,266	1,198	591	650	460	795
Accrued service fees (Class I only)	9	1	14	7	5	2
Accrued support service expenses	28	17	17	13	9	15
Accrued custodian, and portfolio accounting and tax fees	43	40	26	21	18	23
Accrued shareholder report expenses	55	31	30	23	16	27
Accrued trustees’ fees and expenses and deferred compensation	19	7	18	9	5	5
Accrued dividends and interest	-	924	-	-	-	-
Accrued other	34	19	19	14	10	18
Outstanding options written, at value	-	-	-	-	396	-
Total Liabilities	16,779	548,617	16,989	1,363	2,282	6,302
NET ASSETS	$2,499,720	$1,470,840	$1,555,150	$1,203,812	$847,742	$1,380,972
NET ASSETS CONSIST OF:
Paid-in capital (3)	$1,679,405	$1,038,546	$1,695,471	$2,825,221	$563,078	$842,289
Undistributed/accumulated earnings (deficit) (3)	820,315	432,294	(140,321)	(1,621,409)	284,664	538,683
NET ASSETS	$2,499,720	$1,470,840	$1,555,150	$1,203,812	$847,742	$1,380,972
Class I Shares:
Net Assets	$390,559	$44,943	$627,303	$343,953	$245,303	$102,297
Shares outstanding, $.001 par value (unlimited shares authorized)	24,561	4,708	24,309	25,389	25,763	7,822
Net Asset Value Per Share	$15.90	$9.55	$25.81	$13.55	$9.52	$13.08
Class P Shares:
Net Assets	$2,109,161	$1,425,897	$927,847	$859,859	$602,439	$1,278,675
Shares outstanding, $.001 par value (unlimited shares authorized)	122,093	112,358	32,630	52,037	58,305	66,789
Net Asset Value Per Share	$17.28	$12.69	$28.44	$16.52	$10.33	$19.15

Investments, at cost	$1,577,265	$1,556,016	$1,166,569	$973,643	$772,706	$1,132,155
Repurchase agreements, at cost	23,214	19,993	25,516	18,290	21,584	6,437
Foreign currency held, at cost	-	-	685	-	-	-
Securities on loan, at value	-	57,079	-	-	-	-
Proceeds from securities sold short	-	389,129	-	-	-	-
Premiums received from outstanding options written	-	-	-	-	311	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Long/Short Large-Cap Portfolio of $265.
(2)	The Long/Short Large-Cap Portfolio received cash collateral for securities on loan which is used as collateral to cover securities sold short and therefore uninvested (see Note 8 in Notes to Financial Statements). This portfolio is required to pledge a portion of its assets to the lender as collateral for the borrowed securities. In the event of a default by this portfolio where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the portfolio’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the portfolio’s obligation to pay the lender.
(3)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Tactical Strategy Portfolio	Value Advantage Portfolio
ASSETS
Investments, at value	$1,023,341	$565,865	$793,740	$526,110	$1,979,406	$815,974
Repurchase agreements, at value	13,833	10,832	8,122	13,275	4,872	24,241
Cash (1)	399	678	525	-	92,377	-
Foreign currency held, at value	-	-	-	10	-	-
Receivables:
Dividends and interest	1,362	268	956	669	1,923	1,175
Fund shares sold	23	114	853	117	-	48
Securities sold	754	3,649	845	1,327	-	7,229
Variation margin	32	-	45	-	7,206	-
Forward foreign currency contracts appreciation	-	-	-	-	102	-
Prepaid expenses and other assets	1	-	1	-	19	1
Total Assets	1,039,745	581,406	805,087	541,508	2,085,905	848,668
LIABILITIES
Payables:
Fund shares redeemed	861	437	797	710	188	218
Securities purchased	242	4,494	-	867	6,905	5,281
Accrued advisory fees	567	288	201	339	674	462
Accrued service fees (Class I only) (2)	1	3	11	5	-	-
Accrued support service expenses	11	6	8	6	5	10
Accrued custodian, and portfolio accounting and tax fees	29	11	24	10	20	13
Accrued shareholder report expenses	20	11	16	10	4	10
Accrued trustees’ fees and expenses and deferred compensation	4	4	8	3	3	3
Accrued offering expenses	-	-	-	-	-	1
Accrued other	14	7	11	7	8	9
Total Liabilities	1,749	5,261	1,076	1,957	7,807	6,007
NET ASSETS	$1,037,996	$576,145	$804,011	$539,551	$2,078,098	$842,661
NET ASSETS CONSIST OF:
Paid-in capital (3), (4)	$756,028	$599,352	$762,857	$452,973	$2,030,574	$726,888
Undistributed/accumulated earnings (deficit) (3), (4)	281,968	(23,207)	41,154	86,578		115,773
Accumulated net investment loss (4)					(105)
Accumulated net realized loss (4)					(23,625)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies (4)					71,254
NET ASSETS	$1,037,996	$576,145	$804,011	$539,551	$2,078,098	$842,661
Class I Shares:
Net Assets	$64,302	$159,298	$503,573	$213,121		$3,717
Shares outstanding, $.001 par value (unlimited shares authorized)	4,070	12,260	29,333	14,163		318
Net Asset Value Per Share	$15.80	$12.99	$17.17	$15.05		$11.68
Class P Shares:
Net Assets	$973,694	$416,847	$300,438	$326,430	$2,078,098	$838,944
Shares outstanding, $.001 par value (unlimited shares authorized)	47,742	27,486	17,444	17,999	203,059	71,729
Net Asset Value Per Share	$20.39	$15.17	$17.22	$18.14	$10.23	$11.70

Investments, at cost	$727,048	$428,402	$567,326	$350,998	$1,979,545	$723,513
Repurchase agreements, at cost	13,833	10,832	8,122	13,275	4,872	24,241
Foreign currency held, at cost	-	-	-	10	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Small-Cap Equity, Small-Cap Index and Tactical Strategy Portfolios of $381, $511 and $92,377, respectively.
(2)	The accrued service fees (in full dollars) for the Value Advantage Portfolio was $80 and is not shown on the above Statements of Assets and Liabilities due to rounding.
(3)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(4)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
ASSETS
Investments, at value	$250,298	$1,050,645	$80,919	$1,717,565	$1,683,761	$1,405,385
Repurchase agreements, at value	17,811	21,564	1,578	83,155	-	18,975
Cash	-	-	-	-	70	17
Foreign currency held, at value	-	-	721	3,348	1	351
Receivables:
Dividends and interest	127	4,932	1	825	1,821	2,629
Fund shares sold	296	184	7	527	1,027	51
Securities sold	-	3,671	215	5,798	-	4,138
Prepaid expenses and other assets	-	1	-	2	1	1
Total Assets	268,532	1,080,997	83,441	1,811,220	1,686,681	1,431,547
LIABILITIES
Payables:
Fund shares redeemed	12	123	12	67	466	314
Securities purchased	297	1,861	354	10,079	21	1,318
Accrued advisory fees	197	755	61	1,202	1,134	970
Accrued service fees (Class I only)	6	6	2	10	11	1
Accrued support service expenses	3	12	1	19	20	15
Accrued custodian, and portfolio accounting and tax fees	5	18	6	118	117	102
Accrued shareholder report expenses	4	23	1	33	40	26
Accrued trustees’ fees and expenses and deferred compensation	2	6	1	9	13	6
Accrued other	2	14	1	19	25	17
Other liabilities	-	-	-	13	-	1
Total Liabilities	528	2,818	439	11,569	1,847	2,770
NET ASSETS	$268,004	$1,078,179	$83,002	$1,799,651	$1,684,834	$1,428,777
NET ASSETS CONSIST OF:
Paid-in capital (1), (2)	$145,992	$1,419,146	$106,587	$1,410,515	$1,215,810	$1,212,199
Undistributed/accumulated earnings (deficit) (1)	122,012	(340,967)	(23,585)
Undistributed net investment income (2)				2,163	30,919	21,094
Undistributed/accumulated net realized gain (loss) (2)				106,883	8,183	(175,390)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies (2)				280,090	429,922	370,874
NET ASSETS	$268,004	$1,078,179	$83,002	$1,799,651	$1,684,834	$1,428,777
Class I Shares:
Net Assets	$267,985	$281,028	$82,990	$455,310	$518,064	$57,641
Shares outstanding, $.001 par value (unlimited shares authorized)	11,931	16,928	16,122	28,619	65,017	7,096
Net Asset Value Per Share	$22.46	$16.60	$5.15	$15.91	$7.97	$8.12
Class P Shares:
Net Assets	$19	$797,151	$12	$1,344,341	$1,166,770	$1,371,136
Shares outstanding, $.001 par value (unlimited shares authorized)	1	46,487	2	82,431	137,587	123,681
Net Asset Value Per Share	$24.35	$17.15	$6.45	$16.31	$8.48	$11.09

Investments, at cost	$151,256	$909,241	$67,828	$1,436,653	$1,253,907	$1,034,539
Repurchase agreements, at cost	17,811	21,564	1,578	83,155	-	18,975
Foreign currency held, at cost	-	-	740	4,163	1	350

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	International Value Portfolio	Tactical International Portfolio	Currency Strategies Portfolio	Global Absolute Return Portfolio	Precious Metals Portfolio	American Funds Asset Allocation Portfolio
ASSETS
Investments, at value	$1,270,875	$833,900	$879,857	$1,762,462	$438,001	$-
Investments in affiliates, at value	-	-	-	-	-	1,555,908
Repurchase agreements, at value	4,280	10,150	570,937	236,042	45,674	-
Cash (1)	-	58,965	-	3,939	-	-
Foreign currency held, at value	1,565	30,693	896	31,043	1,682	-
Receivables:
Dividends and interest	1,889	883	4,382	17,251	293	-
Fund shares sold	23	-	2	3	75	2,710
Securities sold	-	390	-	48,466	-	-
Swap agreements	-	-	-	11	-	-
Variation margin	-	-	-	1,087	-	-
Swap contracts, at value	-	-	-	92,295	-	-
Forward foreign currency contracts appreciation	6,731	2,426	65,412	22,849	-	-
Prepaid expenses and other assets	1	19	1	54	-	1
Total Assets	1,285,364	937,426	1,521,487	2,215,502	485,725	1,558,619
LIABILITIES
Payables:
Fund shares redeemed	858	94	14	365	-	3
Securities purchased	-	3,102	-	63,203	-	2,707
Securities sold short, at value	-	-	-	100,292	-	-
Due to custodian	-	-	1	1,965	-	-
Due to broker (2)	-	1,830	22,567	13,291	-	-
Variation margin	-	232	-	-	-	-
Accrued advisory fees	727	311	789	1,316	288	510
Accrued service fees (Class I only) (3)	8	-	-	-	-	34
Accrued support service expenses	15	3	15	21	5	16
Accrued custodian, and portfolio accounting and tax fees	55	14	35	181	16	3
Accrued shareholder report expenses	31	2	29	39	12	20
Accrued trustees’ fees and expenses and deferred compensation	13	1	7	8	2	6
Accrued dividends and interest	-	-	-	2,263	-	-
Accrued other	21	5	21	25	9	13
Outstanding options written, at value	-	-	-	2,560	-	-
Swap contracts, at value	-	-	-	30,648	-	-
Forward foreign currency contracts depreciation	9,993	7,904	66,712	33,619	-	-
Other liabilities	-	-	-	21,976	-	-
Total Liabilities	11,721	13,498	90,190	271,772	332	3,312
NET ASSETS	$1,273,643	$923,928	$1,431,297	$1,943,730	$485,393	$1,555,307
NET ASSETS CONSIST OF:
Paid-in capital (4), (5)	$2,349,728	$889,473	$1,374,634	$1,964,849	$1,039,916	$1,277,046
Undistributed/accumulated earnings (deficit) (5)					(554,523)	278,261
Undistributed/accumulated net investment income (loss) (4)	32,927	5,474	39,097	(1,542)
Undistributed/accumulated net realized gain (loss) (4)	(1,344,009)	(3,553)	1,974	(4,591)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (4)	234,997	32,534	15,592	(14,986)
NET ASSETS	$1,273,643	$923,928	$1,431,297	$1,943,730	$485,393	$1,555,307
Class I Shares:
Net Assets	$354,712		$2,614	$7,240	$7,565	$1,555,307
Shares outstanding, $.001 par value (unlimited shares authorized)	30,043		255	734	1,719	81,644
Net Asset Value Per Share	$11.81		$10.26	$9.87	$4.40	$19.05
Class P Shares:
Net Assets	$918,931	$923,928	$1,428,683	$1,936,490	$477,828
Shares outstanding, $.001 par value (unlimited shares authorized)	70,167	88,949	138,950	195,801	108,348
Net Asset Value Per Share	$13.10	$10.39	$10.28	$9.89	$4.41

Investments, at cost	$1,032,657	$834,211	$863,102	$1,781,195	$879,480	$-
Investments in affiliates, at cost	-	-	-	-	-	1,300,301
Repurchase agreements, at cost	4,280	10,150	570,937	236,042	45,674	-
Foreign currency held, at cost	1,563	30,641	905	30,974	1,692	-
Proceeds from securities sold short	-	-	-	99,162	-	-
Premiums received from outstanding options written	-	-	-	2,289	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Tactical International and Global Absolute Return Portfolios of $58,965 and $3,939, respectively.
(2)	The Tactical International, Currency Strategies and Global Absolute Return Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolios and the counterparties. The portfolios invest such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued service fees (in full dollars) for the Currency Strategies, Global Absolute Return and Precious Metals Portfolios were $264, $158, and $163, respectively, and are not shown on the above Statements of Assets and Liabilities due to rounding.
(4)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(5)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio
ASSETS
Investments in affiliates, at value	$342,847	$1,151,724	$418,743	$2,839,132	$4,506,661	$15,885,837
Receivables:
Fund shares sold	440	1,110	14	250	-	-
Securities sold	-	-	52	2,688	4,900	4,826
Due from adviser	16	59	24	-	-	-
Prepaid expenses and other assets	-	-	-	1	1	7
Total Assets	343,303	1,152,893	418,833	2,842,071	4,511,562	15,890,670
LIABILITIES
Payables:
Fund shares redeemed	-	-	65	2,938	4,900	4,826
Securities purchased	440	1,110	-	-	-	-
Accrued advisory fees	57	190	69	243	382	1,335
Accrued service fees (Class I only)	7	25	9	62	99	347
Accrued support service expenses	4	12	4	31	48	169
Accrued custodian, and portfolio accounting and tax fees	5	5	5	6	7	7
Accrued shareholder report expenses	6	18	7	66	92	308
Accrued trustees’ fees and expenses and deferred compensation	1	4	2	13	18	62
Accrued other	4	10	4	38	49	168
Total Liabilities	524	1,374	165	3,397	5,595	7,222
NET ASSETS	$342,779	$1,151,519	$418,668	$2,838,674	$4,505,967	$15,883,448
NET ASSETS CONSIST OF:
Paid-in capital (1)	$310,715	$993,455	$337,199	$2,497,609	$3,838,667	$12,952,982
Undistributed earnings (1)	32,064	158,064	81,469	341,065	667,300	2,930,466
NET ASSETS	$342,779	$1,151,519	$418,668	$2,838,674	$4,505,967	$15,883,448
Class I Shares:
Net Assets	$342,779	$1,151,519	$418,668	$2,838,674	$4,505,967	$15,883,448
Shares outstanding, $.001 par value (unlimited shares authorized)	26,856	75,180	25,509	260,185	397,521	1,363,435
Net Asset Value Per Share	$12.76	$15.32	$16.41	$10.91	$11.34	$11.65

Investments in affiliates, at cost	$309,123	$999,080	$341,568	$2,704,154	$4,162,081	$14,196,627

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

(In thousands, except per share amounts)

	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
ASSETS
Investments in affiliates, at value	$13,369,359	$2,876,964
Receivables:
Fund shares sold	306	41
Securities sold	2,508	1,487
Prepaid expenses and other assets	6	1
Total Assets	13,372,179	2,878,493
LIABILITIES
Payables:
Fund shares redeemed	2,814	1,528
Accrued advisory fees	1,121	240
Accrued service fees (Class I only)	292	63
Accrued support service expenses	142	30
Accrued custodian, and portfolio accounting and tax fees	7	6
Accrued shareholder report expenses	257	55
Accrued trustees’ fees and expenses and deferred compensation	52	11
Accrued other	140	30
Total Liabilities	4,825	1,963
NET ASSETS	$13,367,354	$2,876,530
NET ASSETS CONSIST OF:
Paid-in capital (1)	$10,379,079	$2,183,643
Undistributed earnings (1)	2,988,275	692,887
NET ASSETS	$13,367,354	$2,876,530
Class I Shares:
Net Assets	$13,367,354	$2,876,530
Shares outstanding, $.001 par value (unlimited shares authorized)	1,116,807	237,574
Net Asset Value Per Share	$11.97	$12.11

Investments in affiliates, at cost	$11,643,900	$2,464,697

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Cash Management Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio (1)	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$587	$82	$-	$167	$-
Interest, net of foreign taxes withheld	488	109,628	7,853	43,672	83,071	25,812
Other	-	61	237	4	7	-
Total Investment Income	488	110,276	8,172	43,676	83,245	25,812

EXPENSES
Advisory fees	994	12,436	1,226	6,179	5,065	5,903
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	1,237	219	13	232	772	1,233
Support services expenses	25	134	8	35	53	58
Custodian fees and expenses	13	140	22	10	26	90
Portfolio accounting and tax fees	83	397	108	459	201	164
Shareholder report expenses	20	101	7	27	41	48
Legal and audit fees	19	99	6	26	39	44
Trustees’ fees and expenses	8	43	3	11	17	19
Interest expense	-	46	5	2	-	962
Offering expenses	-	-	1	-	-	-
Recoupment of adviser reimbursement (2)	-	-	18	-	-	-
Other	9	41	5	16	23	25
Total Expenses	2,408	13,656	1,422	6,997	6,237	8,546
Advisory Fee Waiver (3)	-	-	-	(824)	-	-
Adviser Reimbursement (2)	(1,920)	-	(18)	-	-	-
Net Expenses	488	13,656	1,404	6,173	6,237	8,546
NET INVESTMENT INCOME (LOSS)	-	96,620	6,768	37,503	77,008	17,266

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(1)	(29,786)	(2,323)	11,198	37,397	(36,881)
Futures contracts and swap transactions	-	27,667	-	-	1,088	(185)
Written option transactions	-	3,473	-	-	-	2,078
Foreign currency transactions	-	2,133	-	-	15	28,220
Net Realized Gain (Loss)	(1)	3,487	(2,323)	11,198	38,500	(6,768)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	(125,789)	1,973	(8,601)	(25,957)	(147,140)
Futures contracts and swaps	-	(6,046)	-	-	(20)	17
Written options	-	167	-	-	-	960
Foreign currencies	-	1,430	-	-	1	(311)
Change in Net Unrealized Appreciation (Depreciation)	-	(130,238)	1,973	(8,601)	(25,976)	(146,474)
NET GAIN (LOSS)	(1)	(126,751)	(350)	2,597	12,524	(153,242)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1)	($30,131)	$6,418	$40,100	$89,532	($135,976)

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$2	$-

(1)	Operations commenced on April 30, 2013.
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the Cash Management and Floating Rate Income Portfolios (see Note 7B in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Inflation Protected Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	American Funds Growth Portfolio	American Funds Growth-Income Portfolio
INVESTMENT INCOME
Dividends	$-	$2,133	$-	$-	$3,591	$11,899
Interest, net of foreign taxes withheld	6,065	148,410	38,097	57,106	-	-
Total Investment Income	6,065	150,543	38,097	57,106	3,591	11,899

EXPENSES
Advisory fees	3,760	19,352	9,535	7,727	2,241	5,583
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	45	2,860	633	28	469	465
Support services expenses	42	205	103	41	11	29
Custodian fees and expenses	33	348	57	210	-	-
Portfolio accounting and tax fees	107	528	252	136	18	18
Shareholder report expenses	34	159	77	32	10	24
Legal and audit fees	31	150	75	31	8	21
Trustees’ fees and expenses	14	65	33	14	3	9
Interest expense	2	347	1	7	-	-
Offering expenses	-	-	-	18	-	-
Other	20	66	33	18	7	13
Total Expenses	4,088	24,080	10,799	8,262	2,767	6,162
Advisory Fee Waivers (1)	-	-	-	-	(1,016)	(2,531)
Net Expenses	4,088	24,080	10,799	8,262	1,751	3,631
NET INVESTMENT INCOME	1,977	126,463	27,298	48,844	1,840	8,268

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(16,663)	(99,776)	3,704	(36,848)	14,702	21,578
Futures contracts and swap transactions	(39,317)	22,722	(158)	(224)	-	-
Written option transactions	851	7,084	-	-	-	-
Foreign currency transactions	2,604	31,394	(186)	1,596	-	-
Net Realized Gain (Loss)	(52,525)	(38,576)	3,360	(35,476)	14,702	21,578

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(51,140)	(191,633)	(17,932)	(75,814)	61,273	183,334
Short positions	-	(2)	-	-	-	-
Futures contracts and swaps	(52)	7,688	424	(2,522)	-	-
Written options	46	(1,183)	-	-	-	-
Foreign currencies	(545)	(4,921)	(22)	(681)	-	-
Change in Net Unrealized Appreciation (Depreciation)	(51,691)	(190,051)	(17,530)	(79,017)	61,273	183,334
NET GAIN (LOSS)	(104,216)	(228,627)	(14,170)	(114,493)	75,975	204,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($102,239)	($102,164)	$13,128	($65,649)	$77,815	$213,180

Foreign taxes withheld on dividends and interest	$-	$-	$-	$165	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Growth and American Funds Growth-Income Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Comstock Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused 30 Portfolio	Growth Portfolio	Large-Cap Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$42,884	$18,481	$40,484	$798	$8,239	$13,442
Interest, net of foreign taxes withheld	4	2	1	3	14	1
Total Investment Income	42,888	18,483	40,485	801	8,253	13,443

EXPENSES
Advisory fees	13,959	6,010	957	856	4,596	9,325
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	373	439	1,989	230	895	301
Support services expenses	84	37	78	5	33	55
Custodian fees and expenses	41	20	44	9	28	32
Portfolio accounting and tax fees	167	77	165	13	78	117
Shareholder report expenses	65	29	63	3	27	43
Legal and audit fees	70	28	68	4	28	41
Trustees’ fees and expenses	27	12	27	2	11	19
Interest expense	-	-	-	1	-	6
Other	43	23	40	1	16	28
Total Expenses	14,829	6,675	3,431	1,124	5,712	9,967
Advisory Fee Waivers (1)	(300)	-	-	-	-	(1,581)
Net Expenses	14,529	6,675	3,431	1,124	5,712	8,386
NET INVESTMENT INCOME (LOSS)	28,359	11,808	37,054	(323)	2,541	5,057

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	312,388	77,379	637,063	23,655	125,724	357,043
Futures contracts transactions	4,339	-	6,402	-	132	3,129
Foreign currency transactions	(7,875)	3	-	(9)	1,741	48
Net Realized Gain	308,852	77,382	643,465	23,646	127,597	360,220

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	275,015	147,864	(145,370)	9,998	122,668	56,820
Futures contracts	-	-	1,074	-	-	-
Foreign currencies	2,661	5	-	1	(14)	384
Change in Net Unrealized Appreciation (Depreciation)	277,676	147,869	(144,296)	9,999	122,654	57,204
NET GAIN	586,528	225,251	499,169	33,645	250,251	417,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$614,887	$237,059	$536,223	$33,322	$252,792	$422,481

Foreign taxes withheld on dividends and interest	$741	$30	$9	$26	$56	$9

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Comstock and Large-Cap Growth Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Large-Cap Value Portfolio	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$66,514	$38,401	$25,068	$16,788	$5,743	$21,760
Interest, net of foreign taxes withheld	18	2	1	1	2	1
Securities lending	-	152	-	-	-	-
Total Investment Income	66,532	38,555	25,069	16,789	5,745	21,761

EXPENSES
Advisory fees	16,483	15,524	6,904	7,433	5,559	9,420
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	697	76	1,152	635	429	165
Support services expenses	117	64	65	48	33	58
Custodian fees and expenses	51	72	33	26	26	30
Portfolio accounting and tax fees	222	148	125	95	67	113
Shareholder report expenses	91	50	50	37	26	44
Legal and audit fees	97	49	55	33	23	43
Trustees’ fees and expenses	38	22	22	14	10	19
Interest expense	1	3,408	-	2	-	3
Dividend expenses	-	10,902	-	-	-	-
Other	58	31	31	27	20	31
Total Expenses	17,855	30,346	8,437	8,350	6,193	9,926
Advisory Fee Waivers (1)	-	(776)	-	-	(70)	-
Net Expenses	17,855	29,570	8,437	8,350	6,123	9,926
NET INVESTMENT INCOME (LOSS)	48,677	8,985	16,632	8,439	(378)	11,835

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	450,478	295,723	258,659	172,979	234,159	202,112
Closed short positions	-	(19,140)	-	-	-	-
Futures contracts transactions	6,265	6,550	1,378	-	-	3,124
Foreign currency transactions	1	-	44	-	(117)	(2)
Net Realized Gain	456,744	283,133	260,081	172,979	234,042	205,234

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	283,028	236,090	148,760	172,131	(7,912)	189,141
Short positions	-	(62,428)	-	-	-	-
Futures contracts	-	84	-	-	-	-
Written options	-	-	-	-	(85)	-
Foreign currencies	12	-	3	-	26	-
Change in Net Unrealized Appreciation (Depreciation)	283,040	173,746	148,763	172,131	(7,971)	189,141
NET GAIN	739,784	456,879	408,844	345,110	226,071	394,375
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$788,461	$465,864	$425,476	$353,549	$225,693	$406,210

Foreign taxes withheld on dividends and interest	$1,308	$19	$183	$23	$202	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Long/Short Large-Cap and Mid-Cap Growth Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Tactical Strategy Portfolio (1)	Value Advantage Portfolio (2)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$18,594	$2,627	$11,545	$12,788	$-	$11,516
Interest, net of foreign taxes withheld	1	1	1	1	266	1
Total Investment Income	18,595	2,628	11,546	12,789	266	11,517

EXPENSES
Advisory fees	7,709	3,298	2,375	3,970	674	3,424
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	103	264	870	373	-	2
Support services expenses	44	24	35	23	5	21
Custodian fees and expenses	48	13	44	15	4	11
Portfolio accounting and tax fees	118	50	92	48	16	42
Shareholder report expenses	33	18	25	17	5	18
Legal and audit fees	32	17	25	16	6	18
Trustees’ fees and expenses	14	8	11	7	3	8
Interest expense	-	1	1	-	-	-
Offering expenses	-	-	-	-	4	1
Other	23	13	20	15	1	8
Total Expenses	8,124	3,706	3,498	4,484	718	3,553
Advisory Fee Waiver (3)	(1,029)	-	-	-	-	-
Net Expenses	7,095	3,706	3,498	4,484	718	3,553
NET INVESTMENT INCOME (LOSS)	11,500	(1,078)	8,048	8,305	(452)	7,964

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	106,477	94,234	58,359	68,823	-	14,759
Futures contracts transactions	2,557	-	3,734	-	(23,388)	589
Foreign currency transactions	-	-	-	(12)	110	-
Net Realized Gain (Loss)	109,034	94,234	62,093	68,811	(23,278)	15,348

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	192,930	66,513	185,552	71,194	(139)	92,461
Futures contracts	4	-	24	-	71,291	-
Foreign currencies	-	-	-	-	102	-
Change in Net Unrealized Appreciation	192,934	66,513	185,576	71,194	71,254	92,461
NET GAIN	301,968	160,747	247,669	140,005	47,976	107,809
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$313,468	$159,669	$255,717	$148,310	$47,524	$115,773

Foreign taxes withheld on dividends and interest	$14	$1	$8	$78	$-	$19

(1)	Operations commenced on December 6, 2013.
(2)	Operations commenced on April 30, 2013.
(3)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Small-Cap Equity Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,322	$31,401	$566	$27,555	$47,068	$34,208
Interest, net of foreign taxes withheld	1	1	-	4	7	6
Total Investment Income	1,323	31,402	566	27,559	47,075	34,214

EXPENSES
Advisory fees	1,942	9,387	677	13,129	15,488	10,969
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	432	595	150	868	906	101
Support services expenses	9	50	3	69	82	54
Custodian fees and expenses	6	22	6	361	130	96
Portfolio accounting and tax fees	26	95	16	373	303	193
Shareholder report expenses	7	37	2	53	66	42
Legal and audit fees	7	36	2	51	62	40
Trustees’ fees and expenses	3	16	1	23	28	18
Interest expense	-	-	-	2	7	1
Other	3	25	2	31	42	27
Total Expenses	2,435	10,263	859	14,960	17,114	11,541
Advisory Fee Waiver (1)	-	-	-	-	-	(260)
Net Expenses	2,435	10,263	859	14,960	17,114	11,281
NET INVESTMENT INCOME (LOSS)	(1,112)	21,139	(293)	12,599	29,961	22,933

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	29,672	49,254	6,930	120,078	205,212	71,698
Futures contracts transactions	-	-	-	643	(6,278)	-
Foreign currency transactions	(6)	-	(1)	(1,234)	1,154	(504)
Net Realized Gain	29,666	49,254	6,929	119,487	200,088	71,194

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	64,443	(46,926)	8,828	11,590	109,535	233,208
Foreign currencies	-	-	(19)	(238)	61	(1,188)
Change in Net Unrealized Appreciation (Depreciation)	64,443	(46,926)	8,809	11,352	109,596	232,020
NET GAIN	94,109	2,328	15,738	130,839	309,684	303,214
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,997	$23,467	$15,445	$143,438	$339,645	$326,147

Foreign taxes withheld on dividends and interest	$28	$34	$-	$2,119	$4,099	$3,059

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the International Small-Cap Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment securities for the Emerging Markets Portfolio is net of deferred foreign capital gains tax of $904.
(3)	Change in the net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of decrease in deferred foreign capital gains tax of $619.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	International Value Portfolio	Tactical International Portfolio (1)	Currency Strategies Portfolio	Global Absolute Return Portfolio	Precious Metals Portfolio	American Funds Asset Allocation Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$46,453	$-	$-	$882	$7,486	$-
Dividends from affiliated mutual fund investments	-	-	-	-	-	22,420
Interest, net of foreign taxes withheld	2	110	2,627	88,352	3	-
Total Investment Income	46,455	110	2,627	89,234	7,489	22,420

EXPENSES
Advisory fees	10,148	311	9,540	15,946	4,190	7,679
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	666	-	3	9	10	2,059
Support services expenses	64	3	58	78	23	43
Custodian fees and expenses	101	3	100	728	21	-
Portfolio accounting and tax fees	195	11	135	209	66	17
Shareholder report expenses	51	2	50	64	19	32
Legal and audit fees	49	3	48	62	19	32
Trustees’ fees and expenses	22	1	21	27	8	16
Interest expense	3	-	2	431	-	-
Dividend expenses	-	-	2	-	-	-
Offering expenses	-	4	62	63	62	-
Other	33	1	20	28	12	6
Total Expenses	11,332	339	10,041	17,645	4,430	9,884
Advisory Fee Waiver (2)	-	-	-	-	-	(3,500)
Net Expenses	11,332	339	10,041	17,645	4,430	6,384
NET INVESTMENT INCOME (LOSS)	35,123	(229)	(7,414)	71,589	3,059	16,036

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	195,753	(3)	(3,410)	(21,753)	(111,966)	-
Investment securities from affiliated mutual fund investments	-	-	-	-	-	319
Closed short positions	-	-	-	6,982	-	-
Futures contracts and swap transactions	(6,270)	1,530	-	(35,142)	-	-
Written option transactions	-	-	-	1,183	-	-
Foreign currency transactions	(1,528)	622	61,912	(15,853)	(51)	-
Net Realized Gain (Loss)	187,955	2,149	58,502	(64,583)	(112,017)	319

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	85,280	(311)	14,091	(44,926)	(314,073)	-
Investment securities from affiliated mutual fund investments	-	-	-	-	-	193,674
Short positions	-	-	-	7,149	-	-
Futures contracts and swaps	-	38,271	-	23,432	-	-
Written options	-	-	-	(271)	-	-
Foreign currencies	(4,742)	(5,426)	(8,198)	(10,689)	(13)	-
Change in Net Unrealized Appreciation (Depreciation)	80,538	32,534	5,893	(25,305)	(314,086)	193,674
NET GAIN (LOSS)	268,493	34,683	64,395	(89,888)	(426,103)	193,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$303,616	$34,454	$56,981	($18,299)	($423,044)	$210,029

Foreign taxes withheld on dividends and interest	$4,334	$-	$-	$655	$1,367	$-

(1)	Operations commenced on December 6, 2013.
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Asset Allocation Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio
INVESTMENT INCOME
Total Investment Income (1)	$-	$-	$-	$-	$-	$-

EXPENSES
Advisory fees	600	1,792	665	3,318	4,635	15,574
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	600	1,792	665	6,635	9,270	31,148
Support services expenses	13	38	14	140	195	650
Portfolio accounting and tax fees	29	28	29	35	39	40
Shareholder report expenses	10	28	11	108	150	504
Legal and audit fees	9	28	10	106	145	484
Trustees’ fees and expenses	4	13	5	47	65	216
Other	3	7	3	35	45	149
Total Expenses	1,268	3,726	1,402	10,424	14,544	48,765
Advisory Fee Waivers (2)	-	-	-	(1,184)	(1,555)	(5,098)
Adviser Reimbursement (3)	(131)	(442)	(199)	-	-	-
Net Expenses	1,137	3,284	1,203	9,240	12,989	43,667
NET INVESTMENT LOSS	(1,137)	(3,284)	(1,203)	(9,240)	(12,989)	(43,667)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	2,546	4,156	2,882	94,448	175,960	506,753
Net Realized Gain	2,546	4,156	2,882	94,448	175,960	506,753

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	25,467	123,045	61,517	14,312	199,252	1,398,565
Change in Net Unrealized Appreciation	25,467	123,045	61,517	14,312	199,252	1,398,565
NET GAIN	28,013	127,201	64,399	108,760	375,212	1,905,318
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,876	$123,917	$63,196	$99,520	$362,223	$1,861,651

(1)	No dividends and capital gains distributions were received by any of the portfolios above from their underlying portfolios for the year ended December 31, 2013 as a result of the new dividend and distributions policy effective January 1, 2013 (see Note 2B in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative and Portfolio Optimization Moderate Portfolios for the period January 1, 2013 through April 30, 2013 (see Note 6 in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (see Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
INVESTMENT INCOME
Total Investment Income (1)	$-	$-

EXPENSES
Advisory fees	12,978	2,756
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	25,955	5,512
Support services expenses	540	114
Portfolio accounting and tax fees	39	36
Shareholder report expenses	420	89
Legal and audit fees	402	85
Trustees’ fees and expenses	180	38
Other	127	27
Total Expenses	40,641	8,657
Advisory Fee Waivers (2)	(4,240)	(892)
Net Expenses	36,401	7,765
NET INVESTMENT LOSS	(36,401)	(7,765)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	574,641	143,234
Net Realized Gain	574,641	143,234
Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	1,550,203	386,549
Change in Net Unrealized Appreciation	1,550,203	386,549
NET GAIN	2,124,844	529,783
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,088,443	$522,018

(1)	No dividends and capital gains distributions were received by any of the portfolios above from their underlying portfolios for the year ended December 31, 2013 as a result of the new dividend and distributions policy effective January 1, 2013 (see Note 2B in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios for the period January 1, 2013 through April 30, 2013 (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013
	Cash Management Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio (1)
OPERATIONS
Net investment income (loss)	$-	$-	$96,620	$100,945	$6,768
Net realized gain (loss)	(1)	-	3,487	67,452	(2,323)
Change in net unrealized appreciation (depreciation)	-	-	(130,238)	102,256	1,973
Net Increase (Decrease) in Net Assets Resulting from Operations	(1)	-	(30,131)	270,653	6,418
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (2)
Net investment income
Class I	-	(7)	-	(3,303)	-
Class P (3)	-	(-)	-	(98,551)	-
Net realized gains
Class I	-	-	-	(962)	-
Class P	-	-	-	(21,787)	-
Net Decrease from Dividends and Distributions to Shareholders	-	(7)	-	(124,603)	-
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	544,674	393,703	24,401	38,726	19,852
Class P	-	-	20,994	573,083	305,496
Dividends and distributions reinvestments (2)
Class I	-	7	-	4,265	-
Class P	-	-	-	120,338	-
Cost of shares repurchased
Class I	(614,446)	(586,156)	(39,895)	(40,333)	(1,967)
Class P	-	-	(298,292)	(643,959)	(43,708)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(69,772)	(192,446)	(292,792)	52,120	279,673
NET INCREASE (DECREASE) IN NET ASSETS	(69,773)	(192,453)	(322,923)	198,170	286,091
NET ASSETS
Beginning of Year or Period	639,037	831,490	3,253,792	3,055,622	-
End of Year or Period	$569,264	$639,037	$2,930,869	$3,253,792	$286,091
Undistributed/Accumulated Net Investment Income (Loss)	($159)	($152)	$95,433	$24,398	$6,767

(1)	Operations commenced on April 30, 2013.
(2)	See Note 2B in Notes to Financial Statements.
(3)	The net investment income distributed to shareholders (in full dollars) for the Class P Shares of the Cash Management Portfolio for the year ended December 31, 2012 was $98, and is not shown on the above Statements of Changes in Net Assets due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income	$37,503	$50,247	$77,008	$86,608	$17,266	$50,066
Net realized gain (loss)	11,198	5,152	38,500	25,776	(6,768)	74,826
Change in net unrealized appreciation (depreciation)	(8,601)	25,661	(25,976)	75,463	(146,474)	82,373
Net Increase (Decrease) in Net Assets Resulting from Operations	40,100	81,060	89,532	187,847	(135,976)	207,265
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(4,165)	-	(24,933)	-	(16,363)
Class P	-	(45,048)	-	(61,115)	-	(31,781)
Net realized gains
Class I	-	-	-	-	-	(113,636)
Class P	-	-	-	-	-	(167,504)
Net Decrease from Dividends and Distributions to Shareholders	-	(49,213)	-	(86,048)	-	(329,284)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	90,193	18,338	114,752	149,488	28,165	69,642
Class P	2,006	48,746	2,663	65,803	40,756	233,454
Dividends and distributions reinvestments (1)
Class I	-	4,165	-	24,933	-	129,999
Class P	-	45,048	-	61,115	-	199,285
Cost of shares repurchased
Class I	(24,485)	(18,872)	(153,955)	(141,532)	(181,497)	(106,249)
Class P	(331,003)	(212,438)	(116,931)	(326,057)	(23,009)	(1,571,091)
Net Decrease in Net Assets from Capital Share Transactions	(263,289)	(115,013)	(153,471)	(166,250)	(135,585)	(1,044,960)
NET DECREASE IN NET ASSETS	(223,189)	(83,166)	(63,939)	(64,451)	(271,561)	(1,166,979)
NET ASSETS
Beginning of Year	969,190	1,052,356	1,299,121	1,363,572	1,605,428	2,772,407
End of Year	$746,001	$969,190	$1,235,182	$1,299,121	$1,333,867	$1,605,428
Undistributed/Accumulated Net Investment Income (Loss)	$37,470	$11,192	$77,538	$17,977	($11,541)	$17,511

(1)	See Note 2B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Inflation Protected Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
OPERATIONS
Net investment income	$1,977	$9,463	$126,463	$180,773	$27,298	$30,994
Net realized gain (loss)	(52,525)	86,842	(38,576)	236,194	3,360	13,142
Change in net unrealized appreciation (depreciation)	(51,691)	(13,438)	(190,051)	176,484	(17,530)	31,125
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,239)	82,867	(102,164)	593,451	13,128	75,261
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(122)	-	(75,142)	-	(2,111)
Class P	-	(7,655)	-	(205,470)	-	(22,951)
Net realized gains
Class I	-	(106)	-	(1,649)	-	-
Class P	-	(5,649)	-	(4,212)	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(13,532)	-	(286,473)	-	(25,062)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	10,133	20,486	81,481	112,052	123,765	84,484
Class P	23,023	269,125	16,754	386,259	11,336	1,075,692
Dividends and distributions reinvestments (1)
Class I	-	228	-	76,791	-	2,111
Class P	-	13,304	-	209,682	-	22,951
Cost of shares repurchased
Class I	(13,505)	(16,531)	(250,642)	(167,846)	(66,750)	(55,017)
Class P	(70,237)	(683,546)	(314,391)	(1,868,953)	(287,858)	(498,740)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(50,586)	(396,934)	(466,798)	(1,252,015)	(219,507)	631,481
NET INCREASE (DECREASE) IN NET ASSETS	(152,825)	(327,599)	(568,962)	(945,037)	(206,379)	681,680
NET ASSETS
Beginning of Year	1,119,113	1,446,712	5,142,698	6,087,735	2,455,406	1,773,726
End of Year	$966,288	$1,119,113	$4,573,736	$5,142,698	$2,249,027	$2,455,406
Undistributed Net Investment Income	$176	$28,573	$62,509	$49,319	$26,599	$6,935

(1)	See Note 2B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Period Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Emerging Markets Debt Portfolio (1)		American Funds Growth Portfolio		American Funds Growth-Income Portfolio
OPERATIONS
Net investment income	$48,844	$31,353	$1,840	$519	$8,268	$8,204
Net realized gain (loss)	(35,476)	6,128	14,702	40,190	21,578	50,897
Change in net unrealized appreciation (depreciation)	(79,017)	61,179	61,273	52,155	183,334	100,004
Net Increase (Decrease) in Net Assets Resulting from Operations	(65,649)	98,660	77,815	92,864	213,180	159,105
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (2)
Net investment income
Class I	-	(156)	-	(352)	-	(2,221)
Class P	-	(21,844)	-	(572)	-	(8,630)
Net realized gains
Class I	-	-	-	-	-	-
Class P	-	-	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(22,000)	-	(924)	-	(10,851)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	15,025	7,934	31,476	19,002	30,359	12,828
Class P	88,681	969,780	-	39,523	-	45,006
Dividends and distributions reinvestments (2)
Class I	-	156	-	352	-	2,221
Class P	-	21,844	-	572	-	8,630
Cost of shares repurchased
Class I	(5,653)	(409)	(32,492)	(45,712)	(28,102)	(30,363)
Class P	(51,547)	(85,566)	(2,846)	(550,712)	(31,952)	(686,834)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	46,506	913,739	(3,862)	(536,975)	(29,695)	(648,512)
NET INCREASE (DECREASE) IN NET ASSETS	(19,143)	990,399	73,953	(445,035)	183,485	(500,258)
NET ASSETS
Beginning of Year or Period	990,399	-	266,382	711,417	646,898	1,147,156
End of Year or Period	$971,256	$990,399	$340,335	$266,382	$830,383	$646,898
Undistributed Net Investment Income	$43,224	$8,440	N/A	N/A	N/A	N/A

(1)	Operations commenced on April 30, 2012.
(2)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Comstock Portfolio		Dividend Growth Portfolio		Equity Index Portfolio
OPERATIONS
Net investment income	$28,359	$38,680	$11,808	$15,001	$37,054	$46,726
Net realized gain	308,852	213,862	77,382	65,107	643,465	196,576
Change in net unrealized appreciation (depreciation)	277,676	142,715	147,869	48,062	(144,296)	95,828
Net Increase in Net Assets Resulting from Operations	614,887	395,257	237,059	128,170	536,223	339,130
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(2,531)	-	(2,932)	-	(19,937)
Class P	-	(41,100)	-	(13,624)	-	(32,905)
Net realized gains
Class I	-	(6,235)	-	(3,731)	-	-
Class P	-	(106,104)	-	(13,498)	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(155,970)	-	(33,785)	-	(52,842)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	66,572	20,738	48,148	30,992	124,574	110,885
Class P	498	396,825	14,461	29,250	4,827	101,955
Dividends and distributions reinvestments (1)
Class I	-	8,766	-	6,663	-	19,937
Class P	-	147,204	-	27,122	-	32,905
Cost of shares repurchased
Class I	(26,285)	(18,989)	(25,109)	(28,419)	(122,473)	(142,381)
Class P	(858,566)	(848,699)	(198,387)	(347,194)	(1,353,357)	(779,703)
Net Decrease in Net Assets from Capital Share Transactions	(817,781)	(294,155)	(160,887)	(281,586)	(1,346,429)	(656,402)
NET INCREASE (DECREASE) IN NET ASSETS	(202,894)	(54,868)	76,172	(187,201)	(810,206)	(370,114)
NET ASSETS
Beginning of Year	2,018,295	2,073,163	816,862	1,004,063	1,988,005	2,358,119
End of Year	$1,815,401	$2,018,295	$893,034	$816,862	$1,177,799	$1,988,005
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Focused 30 Portfolio		Growth Portfolio		Large-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	($323)	($62)	$2,541	$5,060	$5,057	$1,311
Net realized gain	23,646	169	127,597	142,610	360,220	187,962
Change in net unrealized appreciation	9,999	22,731	122,654	6,214	57,204	26,545
Net Increase in Net Assets Resulting from Operations	33,322	22,838	252,792	153,884	422,481	215,818
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	-	-	(3,757)	-	-
Class P	-	-	-	(1,587)	-	(1,150)
Net realized gains
Class I	-	(11,617)	-	(146,739)	-	(23,548)
Class P	-	(1)	-	(44,708)	-	(157,310)
Net Decrease from Dividends and Distributions to Shareholders	-	(11,618)	-	(196,791)	-	(182,008)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,483	30,127	10,666	13,249	26,666	40,036
Class P	-	-	416,829	3,802	31,692	125,414
Dividends and distributions reinvestments (1)
Class I	-	11,617	-	150,496	-	23,548
Class P	-	1	-	46,295	-	158,460
Cost of shares repurchased
Class I	(37,916)	(40,160)	(66,790)	(66,450)	(44,697)	(44,403)
Class P	-	-	(98,211)	(625,103)	(439,863)	(231,546)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,433)	1,585	262,494	(477,711)	(426,202)	71,509
NET INCREASE (DECREASE) IN NET ASSETS	11,889	12,805	515,286	(520,618)	(3,721)	105,319
NET ASSETS
Beginning of Year	113,924	101,119	512,848	1,033,466	1,282,717	1,177,398
End of Year	$125,813	$113,924	$1,028,134	$512,848	$1,278,996	$1,282,717
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Large-Cap Value Portfolio		Long/Short Large-Cap Portfolio		Main Street Core Portfolio
OPERATIONS
Net investment income	$48,677	$62,418	$8,985	$12,082	$16,632	$19,294
Net realized gain	456,744	237,914	283,133	109,693	260,081	181,913
Change in net unrealized appreciation	283,040	176,298	173,746	138,972	148,763	35,166
Net Increase in Net Assets Resulting from Operations	788,461	476,630	465,864	260,747	425,476	236,373
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(5,962)	-	(261)	-	(5,463)
Class P	-	(63,013)	-	(12,755)	-	(12,408)
Net realized gains
Class I	-	(7,725)	-	(3,946)	-	(23,509)
Class P	-	(70,630)	-	(164,610)	-	(38,304)
Net Decrease from Dividends and Distributions to Shareholders	-	(147,330)	-	(181,572)	-	(79,684)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	41,608	22,761	14,235	8,562	7,315	19,829
Class P	752	503,980	6,491	295,495	16,071	131,899
Dividends and distributions reinvestments (1)
Class I	-	13,687	-	4,207	-	28,972
Class P	-	133,643	-	177,365	-	50,712
Cost of shares repurchased
Class I	(55,722)	(56,740)	(11,948)	(8,042)	(76,996)	(97,566)
Class P	(1,113,450)	(940,878)	(417,581)	(571,728)	(259,642)	(228,860)
Net Decrease in Net Assets from Capital Share Transactions	(1,126,812)	(323,547)	(408,803)	(94,141)	(313,252)	(95,014)
NET INCREASE (DECREASE) IN NET ASSETS	(338,351)	5,753	57,061	(14,966)	112,224	61,675
NET ASSETS
Beginning of Year	2,838,071	2,832,318	1,413,779	1,428,745	1,442,926	1,381,251
End of Year	$2,499,720	$2,838,071	$1,470,840	$1,413,779	$1,555,150	$1,442,926
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$8,439	$8,979	($378)	$4,909	$11,835	$14,624
Net realized gain	172,979	149,906	234,042	58,882	205,234	73,732
Change in net unrealized appreciation (depreciation)	172,131	(35,474)	(7,971)	12,938	189,141	80,984
Net Increase in Net Assets Resulting from Operations	353,549	123,411	225,693	76,729	406,210	169,340
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(2,068)	-	(823)	-	(504)
Class P	-	(7,681)	-	(3,087)	-	(14,454)
Net realized gains
Class I	-	(66,096)	-	(47,680)	-	(3,727)
Class P	-	(152,476)	-	(151,224)	-	(97,101)
Net Decrease from Dividends and Distributions to Shareholders	-	(228,321)	-	(202,814)	-	(115,786)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	21,882	13,187	35,860	31,966	66,659	25,117
Class P	13,597	32,778	2,574	37,054	7,897	561,776
Dividends and distributions reinvestments (1)
Class I	-	68,164	-	48,503	-	4,231
Class P	-	160,157	-	154,311	-	111,555
Cost of shares repurchased
Class I	(70,384)	(62,365)	(40,153)	(61,348)	(33,033)	(22,468)
Class P	(186,015)	(752,616)	(91,973)	(360,896)	(438,414)	(372,801)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(220,920)	(540,695)	(93,692)	(150,410)	(396,891)	307,410
NET INCREASE (DECREASE) IN NET ASSETS	132,629	(645,605)	132,001	(276,495)	9,319	360,964
NET ASSETS
Beginning of Year	1,071,183	1,716,788	715,741	992,236	1,371,653	1,010,689
End of Year	$1,203,812	$1,071,183	$847,742	$715,741	$1,380,972	$1,371,653
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Small-Cap Equity Portfolio		Small-Cap Growth Portfolio		Small-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$11,500	$18,744	($1,078)	$1,357	$8,048	$10,404
Net realized gain	109,034	28,717	94,234	75,252	62,093	12,046
Change in net unrealized appreciation (depreciation)	192,934	108,991	66,513	(9,504)	185,576	60,216
Net Increase in Net Assets Resulting from Operations	313,468	156,452	159,669	67,105	255,717	82,666
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(681)	-	(87)	-	(3,903)
Class P	-	(16,911)	-	(923)	-	(5,065)
Net realized gains
Class I	-	(2,166)	-	(15,481)	-	(5,974)
Class P	-	(41,662)	-	(47,983)	-	(4,152)
Net Decrease from Dividends and Distributions to Shareholders	-	(61,420)	-	(64,474)	-	(19,094)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	27,067	16,294	32,348	16,139	54,181	29,942
Class P	12,628	89,135	1,618	11,714	1,130	305,336
Dividends and distributions reinvestments (1)
Class I	-	2,847	-	15,568	-	9,877
Class P	-	58,573	-	48,906	-	9,217
Cost of shares repurchased
Class I	(19,827)	(18,343)	(17,598)	(30,150)	(67,877)	(64,499)
Class P	(297,435)	(242,567)	(97,374)	(118,448)	(185,225)	(18,888)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(277,567)	(94,061)	(81,006)	(56,271)	(197,791)	270,985
NET INCREASE (DECREASE) IN NET ASSETS	35,901	971	78,663	(53,640)	57,926	334,557
NET ASSETS
Beginning of Year	1,002,095	1,001,124	497,482	551,122	746,085	411,528
End of Year	$1,037,996	$1,002,095	$576,145	$497,482	$804,011	$746,085
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013	Period Ended December 31, 2013
	Small-Cap Value Portfolio		Tactical Strategy Portfolio (1)	Value Advantage Portfolio (2)
OPERATIONS
Net investment income (loss)	$8,305	$10,352	($452)	$7,964
Net realized gain (loss)	68,811	35,325	(23,278)	15,348
Change in net unrealized appreciation	71,194	7,199	71,254	92,461
Net Increase in Net Assets Resulting from Operations	148,310	52,876	47,524	115,773
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (3)
Net investment income
Class I	-	(3,177)		-
Class P	-	(7,421)	-	-
Net realized gains
Class I	-	(17,922)		-
Class P	-	(31,093)	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(59,613)	-	-
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	38,526	15,328		3,715
Class P	1,301	237	2,034,062	749,601
Dividends and distributions reinvestments (3)
Class I	-	21,099		-
Class P	-	38,514	-	-
Cost of shares repurchased
Class I	(36,448)	(38,768)		(255)
Class P	(103,793)	(32,632)	(3,488)	(26,173)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(100,414)	3,778	2,030,574	726,888
NET INCREASE (DECREASE) IN NET ASSETS	47,896	(2,959)	2,078,098	842,661
NET ASSETS
Beginning of Year or Period	491,655	494,614	-	-
End of Year or Period	$539,551	$491,655	$2,078,098	$842,661
Accumulated Net Investment Loss	N/A	N/A	($105)	N/A

(1)	Operations commenced on December 6, 2013.
(2)	Operations commenced on April 30, 2013.
(3)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Health Sciences Portfolio		Real Estate Portfolio		Technology Portfolio
OPERATIONS
Net investment income (loss)	($1,112)	($684)	$21,139	$15,970	($293)	($386)
Net realized gain	29,666	31,557	49,254	30,235	6,929	2,308
Change in net unrealized appreciation (depreciation)	64,443	1,515	(46,926)	54,814	8,809	2,813
Net Increase in Net Assets Resulting from Operations	92,997	32,388	23,467	101,019	15,445	4,735
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	-	-	(3,261)	-	-
Class P	-	-	-	(10,789)	-	-
Net realized gains
Class I	-	(7,832)	-	(12,705)	-	(6,978)
Class P	-	(1)	-	(37,288)	-	(1)
Net Decrease from Dividends and Distributions to Shareholders	-	(7,833)	-	(64,043)	-	(6,979)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	51,348	30,673	41,794	43,661	15,002	17,758
Class P	-	-	2,068	527,815	-	-
Dividends and distributions reinvestments (1)
Class I	-	7,832	-	15,966	-	6,978
Class P	-	1	-	48,077	-	1
Cost of shares repurchased
Class I	(33,207)	(29,881)	(48,524)	(55,399)	(15,603)	(26,742)
Class P	-	-	(56,089)	(95,347)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,141	8,625	(60,751)	484,773	(601)	(2,005)
NET INCREASE (DECREASE) IN NET ASSETS	111,138	33,180	(37,284)	521,749	14,844	(4,249)
NET ASSETS
Beginning of Year	156,866	123,686	1,115,463	593,714	68,158	72,407
End of Year	$268,004	$156,866	$1,078,179	$1,115,463	$83,002	$68,158
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Emerging Markets Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income	$12,599	$13,489	$29,961	$41,743	$22,933	$28,024
Net realized gain	119,487	134,290	200,088	80,545	71,194	10,409
Change in net unrealized appreciation	11,352	148,089	109,596	318,626	232,020	170,411
Net Increase in Net Assets Resulting from Operations	143,438	295,868	339,645	440,914	326,147	208,844
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income
Class I	-	(3,215)	-	(6,114)	-	(1,109)
Class P	-	(9,785)	-	(33,919)	-	(25,922)
Net realized gains
Class I	-	(45,694)	-	-	-	-
Class P	-	(111,032)	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(169,726)	-	(40,033)	-	(27,031)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	60,437	54,314	80,680	43,774	18,590	12,731
Class P	166,307	46,264	12,568	94,348	7,950	76,437
Dividends and distributions reinvestments (1)
Class I	-	48,909	-	6,114	-	1,109
Class P	-	120,817	-	33,919	-	25,922
Cost of shares repurchased
Class I	(90,064)	(71,970)	(70,560)	(54,938)	(17,791)	(11,838)
Class P	(36,351)	(166,286)	(679,894)	(716,481)	(122,626)	(158,209)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	100,329	32,048	(657,206)	(593,264)	(113,877)	(53,848)
NET INCREASE (DECREASE) IN NET ASSETS	243,767	158,190	(317,561)	(192,383)	212,270	127,965
NET ASSETS
Beginning of Year	1,555,884	1,397,694	2,002,395	2,194,778	1,216,507	1,088,542
End of Year	$1,799,651	$1,555,884	$1,684,834	$2,002,395	$1,428,777	$1,216,507
Undistributed/Accumulated Net Investment Income (Loss)	$2,163	($6,161)	$30,919	$10,922	$21,094	$3,286

(1)	See Note 2B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013	Year Ended December 31, 2013	Period Ended December 31, 2012
	International Value Portfolio		Tactical International Portfolio (1)	Currency Strategies Portfolio (2)
OPERATIONS
Net investment income (loss)	$35,123	$49,776	($229)	($7,414)	($1,873)
Net realized gain (loss)	187,955	(108,100)	2,149	58,502	(24,041)
Change in net unrealized appreciation	80,538	313,584	32,534	5,893	9,699
Net Increase (Decrease) in Net Assets Resulting from Operations	303,616	255,260	34,454	56,981	(16,215)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (3)
Net investment income
Class I	-	(10,295)		-	-
Class P	-	(48,122)	-	-	-
Net realized gains
Class I	-	-		-	-
Class P	-	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(58,417)	-	-	-
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	18,923	34,202		4,008	374
Class P	8,692	266,076	891,174	15,522	1,521,796
Dividends and distributions reinvestments (3)
Class I	-	10,295		-	-
Class P	-	48,122	-	-	-
Cost of shares repurchased
Class I	(46,433)	(49,728)		(1,557)	(146)
Class P	(550,065)	(377,455)	(1,700)	(102,018)	(47,448)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(568,883)	(68,488)	889,474	(84,045)	1,474,576
NET INCREASE (DECREASE) IN NET ASSETS	(265,267)	128,355	923,928	(27,064)	1,458,361
NET ASSETS
Beginning of Year or Period	1,538,910	1,410,555	-	1,458,361	-
End of Year or Period	$1,273,643	$1,538,910	$923,928	$1,431,297	$1,458,361
Undistributed Net Investment Income	$32,927	$10,919	$5,474	$39,097	($10,041)

(1)	Operations commenced on December 6, 2013.
(2)	Operations commenced on September 28, 2012.
(3)	See Note 2B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Period Ended December 31, 2012	Year Ended December 31, 2013	Period Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Global Absolute Return Portfolio (1)		Precious Metals Portfolio (1)		American Funds Asset Allocation Portfolio
OPERATIONS
Net investment income (loss)	$71,589	$10,716	$3,059	($45)	$16,036	$8,506
Net realized gain (loss)	(64,583)	(24,199)	(112,017)	(4,032)	319	5,993
Change in net unrealized appreciation (depreciation)	(25,305)	10,319	(314,086)	(127,402)	193,674	40,541
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,299)	(3,164)	(423,044)	(131,479)	210,029	55,040
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (2)
Net investment income
Class I	-	-	-	-	-	(9,011)
Class P	-	-	-	-
Net realized gains
Class I	-	-	-	-	-	(5,406)
Class P	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	-	-	-	-	(14,417)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	10,310	1,156	12,303	2,650	778,963	260,786
Class P	5,623	2,083,670	111,641	964,577
Dividends and distributions reinvestments (2)
Class I	-	-	-	-	-	14,417
Class P	-	-	-	-
Cost of shares repurchased
Class I	(3,819)	(236)	(4,137)	(159)	(4,777)	(22,893)
Class P	(80,829)	(50,682)	(34,192)	(12,767)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(68,715)	2,033,908	85,615	954,301	774,186	252,310
NET INCREASE (DECREASE) IN NET ASSETS	(87,014)	2,030,744	(337,429)	822,822	984,215	292,933
NET ASSETS
Beginning of Year or Period	2,030,744	-	822,822	-	571,092	278,159
End of Year or Period	$1,943,730	$2,030,744	$485,393	$822,822	$1,555,307	$571,092
Accumulated Net Investment Loss	($1,542)	($14,708)	N/A	N/A	N/A	N/A

(1)	Operations commenced on September 28, 2012.
(2)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Pacific Dynamix – Conservative Growth Portfolio		Pacific Dynamix – Moderate Growth Portfolio		Pacific Dynamix – Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,137)	$3,610	($3,284)	$9,530	($1,203)	$3,603
Net realized gain	2,546	2,555	4,156	7,110	2,882	8,074
Change in net unrealized appreciation	25,467	9,974	123,045	30,919	61,517	17,283
Net Increase in Net Assets Resulting from Operations	26,876	16,139	123,917	47,559	63,196	28,960
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income - Class I	-	(3,424)	-	(9,034)	-	(3,594)
Net realized gains - Class I	-	(7,187)	-	(7,475)	-	(8,562)
Net Decrease from Dividends and Distributions to Shareholders	-	(10,611)	-	(16,509)	-	(12,156)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	98,714	112,650	416,843	323,933	109,459	71,416
Dividends and distributions reinvestments - Class I (1)	-	10,611	-	16,509	-	12,156
Cost of shares repurchased - Class I	(31,727)	(14,364)	(33,849)	(16,271)	(18,118)	(25,120)
Net Increase in Net Assets from Capital Share Transactions	66,987	108,897	382,994	324,171	91,341	58,452
NET INCREASE IN NET ASSETS	93,863	114,425	506,911	355,221	154,537	75,256
NET ASSETS
Beginning of Year	248,916	134,491	644,608	289,387	264,131	188,875
End of Year	$342,779	$248,916	$1,151,519	$644,608	$418,668	$264,131
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment income (loss)	($9,240)	$92,921	($12,989)	$110,211	($43,667)	$316,315
Net realized gain	94,448	116,635	175,960	154,271	506,753	772,887
Change in net unrealized appreciation	14,312	127,051	199,252	211,855	1,398,565	738,475
Net Increase in Net Assets Resulting from Operations	99,520	336,607	362,223	476,337	1,861,651	1,827,677
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income - Class I	-	(88,317)	-	(104,748)	-	(300,650)
Net realized gains - Class I	-	(3,812)	-	(713)	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(92,129)	-	(105,461)	-	(300,650)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	142,301	498,987	146,877	538,387	242,811	266,050
Dividends and distributions reinvestments - Class I (1)	-	92,129	-	105,461	-	300,650
Cost of shares repurchased - Class I	(1,176,442)	(614,403)	(704,639)	(351,667)	(1,293,425)	(1,534,049)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,034,141)	(23,287)	(557,762)	292,181	(1,050,614)	(967,349)
NET INCREASE (DECREASE) IN NET ASSETS	(934,621)	221,191	(195,539)	663,057	811,037	559,678
NET ASSETS
Beginning of Year	3,773,295	3,552,104	4,701,506	4,038,449	15,072,411	14,512,733
End of Year	$2,838,674	$3,773,295	$4,505,967	$4,701,506	$15,883,448	$15,072,411
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
OPERATIONS
Net investment income (loss)	($36,401)	$226,185	($7,765)	$38,672
Net realized gain	574,641	725,721	143,234	153,092
Change in net unrealized appreciation	1,550,203	731,988	386,549	191,119
Net Increase in Net Assets Resulting from Operations	2,088,443	1,683,894	522,018	382,883
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income - Class I	-	(214,990)	-	(36,761)
Net realized gains - Class I	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(214,990)	-	(36,761)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	72,005	35,963	42,315	17,103
Dividends and distributions reinvestments - Class I (1)	-	214,990	-	36,761
Cost of shares repurchased - Class I	(1,398,401)	(1,656,465)	(322,415)	(428,112)
Net Decrease in Net Assets from Capital Share Transactions	(1,326,396)	(1,405,512)	(280,100)	(374,248)
NET INCREASE (DECREASE) IN NET ASSETS	762,047	63,392	241,918	(28,126)
NET ASSETS
Beginning of Year	12,605,307	12,541,915	2,634,612	2,662,738
End of Year	$13,367,354	$12,605,307	$2,876,530	$2,634,612
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A

(1)	See Note 2B in Notes to Financial Statements.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)

	Inflation Managed Portfolio	Long/Short Large-Cap Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	($135,976)	$465,864
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(751,098)	(1,547,605)
Proceeds from disposition of long-term securities	1,012,535	1,989,755
Purchases to cover securities sold short	-	(551,839)
Proceeds from securities sold short	-	483,480
Proceeds (purchases) of short-term securities, net	(324,812)	8,860
Proceeds (purchases) of foreign currency transactions	28,200	-
(Increase) decrease in cash collateral received for securities on loan (2)	-	356,368
(Increase) decrease in dividends and interest receivable	2,170	(539)
(Increase) decrease in receivable for securities sold	6,031	(2,285)
(Increase) decrease in receivable for swap agreements	(1,835)	-
(Increase) decrease in swap premiums	1,879	-
Decrease in prepaid expenses and other assets	7	7
Increase (decrease) in payable upon return of securities loaned	-	(356,368)
Increase (decrease) in payable for securities purchased	-	10,684
Increase (decrease) in payable due to custodian	7	(3)
Increase (decrease) in payable due to brokers	(8,204)	-
(Increase) decrease in variation margin	(43)	752
Increase (decrease) in accrued advisory fees	(91)	67
(Decrease) in accrued service fees	(28)	(1)
Increase (decrease) in accrued support service expenses	(4)	3
(Decrease) in accrued custodian, and portfolio accounting and tax fees	(23)	(12)
Increase (decrease) in accrued shareholder report expenses	-	10
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	(1)	2
Increase (decrease) in accrued dividends and interest payable (3)	(1)	226
(Decrease) in accrued other payables	(10)	(1)
Change in net unrealized (appreciation) depreciation on investments securities	147,140	(173,662)
Change in net unrealized (appreciation) depreciation on written options	(960)	-
Change in net unrealized (appreciation) depreciation on foreign currencies	311	-
Change in net unrealized (appreciation) depreciation on swaps (4)	2,736	-
Net realized (gain) loss on investment securities	36,881	(276,583)
Net realized (gain) loss on written options	(2,078)	-
Net realized (gain) loss on foreign currency	(28,220)	-
Net amortization on investments	12,725	-
Net cash provided by (used in) operating activities	(2,762)	407,180

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	69,580	20,793
Payments on shares redeemed	(205,251)	(428,676)
Increase (decrease) in payable for sale-buyback financing transactions	141,276	-
Net cash provided by (used in) financing activities	5,605	(407,883)

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	2,843	(703)

CASH AND FOREIGN CURRENCY:
Beginning of Year	674	1,045
End of Year	$3,517	$342

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Long/Short Large-Cap Portfolio has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (see Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Inflation Managed Portfolio and Long/Short Large-Cap Portfolios were $962 and $3,408, respectively.
(4)	Excludes centrally cleared swaps included in variation margin.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data												Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total		Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Cash Management
Class I
2013	$10.09	$-	$-		$-		$-		$-	$-		$10.09	0.39%	0.08%	0.00%	0.00%		$569,225	N/A
2012	10.09	-	-		-		(-	)(6)	-	(-	)(6)	10.09	0.38%	0.11%	0.00%	0.00%		638,998	N/A
2011	10.09	-	(-	)(6)	(-	)(6)	-		-	-		10.09	0.37%	0.14%	0.00%	0.00%		831,451	N/A
2010	10.09	(0.01)	0.01		(-	)(6)	(-	)(6)	-	(-	)(6)	10.09	0.37%	0.32%	(0.06%)	(0.05%)		861,260	N/A
2009	10.10	0.02	(0.01)		0.01		(0.02)		-	(0.02)		10.09	0.36%	0.36%	0.20%	0.17%		1,157,560	N/A
Class P
2013	$10.06	$-	$-		$-		$-		$-	$-		$10.06	0.18%	0.08%	0.00%	0.00%		$39	N/A
2012	10.09	-	-		-		(0.03)		-	(0.03)		10.06	0.18%	0.11%	0.00%	0.00%		39	N/A
2011 (7)	10.09	-	-		-		-		-	-		10.09	0.17%	0.11%	0.00%	0.00%		39	N/A
Diversified Bond
Class I
2013	$8.20	$0.24	($0.34)		($0.10)		$-		$-	$-		$8.10	0.63%	0.63%	2.91%	(1.15%)		$96,448	253%
2012	7.86	0.24	0.41		0.65		(0.24)		(0.07)	(0.31)		8.20	0.64%	0.64%	2.89%	8.37%		113,422	366%
2011	10.01	0.34	0.25		0.59		(2.74)		-	(2.74)		7.86	0.66%	0.66%	3.36%	5.94%		106,167	701%
2010	9.54	0.35	0.41	(8)	0.76		(0.29)		-	(0.29)		10.01	0.63%	0.63%	3.48%	8.04	%(8)	2,956,901	890%
2009	8.63	0.35	0.89		1.24		(0.33)		-	(0.33)		9.54	0.64%	0.64%	3.79%	14.13%		2,080,046	516%
Class P
2013	$10.92	$0.34	($0.44)		($0.10)		$-		$-	$-		$10.82	0.43%	0.43%	3.11%	(0.95%)		$2,834,421	253%
2012	10.44	0.33	0.56		0.89		(0.34)		(0.07)	(0.41)		10.92	0.45%	0.45%	3.08%	8.58%		3,140,370	366%
2011 (7)	10.24	0.23	0.16		0.39		(0.19)		-	(0.19)		10.44	0.45%	0.45%	3.36%	3.85%		2,949,455	701%
Floating Rate Income
Class I
2013 (9)	$10.00	$0.25	($0.02)		$0.23		$-		$-	$-		$10.23	0.94%	0.94%	3.63%	2.28%		$18,220	117%
Class P
2013 (9)	$10.00	$0.24	($-	)(6)	$0.24		$-		$-	$-		$10.24	0.74%	0.74%	3.62%	2.41%		$267,871	117%
Floating Rate Loan
Class I
2013	$5.85	$0.26	$0.01		$0.27		$-		$-	$-		$6.12	1.03%	0.93%	4.24%	4.53%		$155,736	120%
2012	5.70	0.28	0.17		0.45		(0.30)		-	(0.30)		5.85	1.01%	0.91%	4.82%	8.10%		85,212	152%
2011	7.50	0.47	(0.29)		0.18		(1.98)		-	(1.98)		5.70	1.02%	0.92%	6.22%	2.50%		79,461	81%
2010	7.32	0.45	0.08		0.53		(0.35)		-	(0.35)		7.50	1.03%	0.97%	6.03%	7.27%		1,047,233	97%
2009	6.16	0.31	1.17		1.48		(0.32)		-	(0.32)		7.32	1.02%	1.02%	4.44%	24.31%		962,607	71%
Class P
2013	$7.66	$0.36	$0.01		$0.37		$-		$-	$-		$8.03	0.82%	0.72%	4.59%	4.74%		$590,265	120%
2012	7.45	0.38	0.22		0.60		(0.39)		-	(0.39)		7.66	0.81%	0.71%	5.02%	8.31%		883,978	152%
2011 (7)	7.67	0.26	(0.24)		0.02		(0.24)		-	(0.24)		7.45	0.79%	0.69%	5.14%	0.32%		972,895	81%
High Yield Bond
Class I
2013	$6.31	$0.39	$0.06		$0.45		$-		$-	$-		$6.76	0.63%	0.63%	5.94%	7.25%		$387,277	107%
2012	5.87	0.40	0.48		0.88		(0.44)		-	(0.44)		6.31	0.64%	0.64%	6.52%	15.30%		399,742	98%
2011	6.41	0.48	(0.26)		0.22		(0.76)		-	(0.76)		5.87	0.64%	0.64%	7.33%	3.42%		340,009	91%
2010	6.06	0.51	0.34	(8)	0.85		(0.50)		-	(0.50)		6.41	0.63%	0.63%	8.06%	14.52	%(8)	1,178,265	120%
2009	4.66	0.50	1.33		1.83		(0.43)		-	(0.43)		6.06	0.64%	0.64%	9.05%	39.87%		1,140,825	112%
Class P
2013	$6.82	$0.43	$0.07		$0.50		$-		$-	$-		$7.32	0.43%	0.43%	6.14%	7.46%		$847,905	107%
2012	6.34	0.45	0.51		0.96		(0.48)		-	(0.48)		6.82	0.44%	0.44%	6.75%	15.53%		899,379	98%
2011 (7)	6.76	0.31	(0.43)		(0.12)		(0.30)		-	(0.30)		6.34	0.43%	0.43%	7.32%	(1.79%)		1,023,563	91%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2013	$10.63	$0.11		($1.06)	($0.95)	$-	$-	$-	$9.68	0.70%	0.70%	1.04%	(8.92%)		$504,243	38%
2012	11.85	0.29		0.80	1.09	(0.29)	(2.02)	(2.31)	10.63	0.74%	0.74%	2.62%	9.87%		715,700	50%
2011	11.80	0.32		1.03	1.35	(0.75)	(0.55)	(1.30)	11.85	0.64%	0.64%	2.68%	11.85%		686,265	430%
2010	11.06	0.19		0.78	0.97	(0.23)	-	(0.23)	11.80	0.63%	0.63%	1.63%	8.78%		4,598,931	406%
2009	9.94	0.27		1.74	2.01	(0.44)	(0.45)	(0.89)	11.06	0.64%	0.64%	2.56%	20.80%		4,333,598	623%
Class P
2013	$11.92	$0.14		($1.18)	($1.04)	$-	$-	$-	$10.88	0.50%	0.50%	1.26%	(8.74%)		$829,624	38%
2012	13.09	0.29		0.94	1.23	(0.38)	(2.02)	(2.40)	11.92	0.50%	0.50%	2.31%	10.09%		889,728	50%
2011 (7)	12.36	0.15		0.70	0.85	(0.12)	-	(0.12)	13.09	0.43%	0.43%	1.69%	6.94%		2,086,142	430%
Inflation Protected
Class I
2013	$10.82	$-	(6)	($1.03)	($1.03)	$-	$-	$-	$9.79	0.59%	0.59%	0.03%	(9.47%)		$19,196	142%
2012	10.33	0.06		0.51	0.57	(0.04)	(0.04)	(0.08)	10.82	0.58%	0.58%	0.55%	5.51%		24,847	152%
2011 (10)	10.00	0.14		0.66	0.80	(0.29)	(0.18)	(0.47)	10.33	0.58%	0.58%	2.08%	8.08%		19,509	226%
Class P
2013	$10.95	$0.02		($1.04)	($1.02)	$-	$-	$-	$9.93	0.39%	0.39%	0.19%	(9.28%)		$947,092	142%
2012	10.44	0.07		0.53	0.60	(0.05)	(0.04)	(0.09)	10.95	0.38%	0.38%	0.66%	5.72%		1,094,266	152%
2011 (7), (10)	10.00	(0.01)		0.81	0.80	(0.18)	(0.18)	(0.36)	10.44	0.38%	0.38%	(0.15%)	8.10%		1,427,203	226%
Managed Bond
Class I
2013	$11.55	$0.28		($0.54)	($0.26)	$-	$-	$-	$11.29	0.63%	0.63%	2.45%	(2.21%)		$1,312,512	526%
2012	10.99	0.35		0.81	1.16	(0.59)	(0.01)	(0.60)	11.55	0.64%	0.64%	3.06%	10.72%		1,514,555	662%
2011	11.67	0.36		0.08	0.44	(0.71)	(0.41)	(1.12)	10.99	0.64%	0.64%	3.07%	3.84%		1,420,022	589%
2010	11.08	0.37		0.62 (8)	0.99	(0.40)	-	(0.40)	11.67	0.63%	0.63%	3.20%	8.96	%(8)	6,376,272	619%
2009	10.52	0.55		1.54	2.09	(0.75)	(0.78)	(1.53)	11.08	0.64%	0.64%	5.03%	21.01%		5,005,993	744%
Class P
2013	$12.58	$0.33		($0.58)	($0.25)	$-	$-	$-	$12.33	0.43%	0.43%	2.65%	(2.01%)		$3,261,224	526%
2012	11.97	0.41		0.88	1.29	(0.67)	(0.01)	(0.68)	12.58	0.44%	0.44%	3.27%	10.94%		3,628,143	662%
2011 (7)	11.96	0.30		(0.14)	0.16	(0.15)	-	(0.15)	11.97	0.44%	0.44%	3.77%	1.41%		4,667,713	589%
Short Duration Bond
Class I
2013	$9.42	$0.09		($0.05)	$0.04	$-	$-	$-	$9.46	0.63%	0.63%	0.97%	0.40%		$335,971	66%
2012	9.20	0.11		0.18	0.29	(0.07)	-	(0.07)	9.42	0.64%	0.64%	1.16%	3.19%		277,735	101%
2011	9.45	0.11		(0.03)	0.08	(0.33)	-	(0.33)	9.20	0.66%	0.66%	1.16%	0.87%		240,422	230%
2010	9.27	0.14		0.18 (8)	0.32	(0.14)	-	(0.14)	9.45	0.63%	0.63%	1.52%	3.40	%(8)	1,634,017	171%
2009	8.81	0.28		0.46	0.74	(0.28)	-	(0.28)	9.27	0.64%	0.64%	3.06%	8.66%		1,446,376	181%
Class P
2013	$9.68	$0.11		($0.06)	$0.05	$-	$-	$-	$9.73	0.43%	0.43%	1.17%	0.60%		$1,913,056	66%
2012	9.45	0.13		0.20	0.33	(0.10)	-	(0.10)	9.68	0.44%	0.44%	1.33%	3.40%		2,177,671	101%
2011 (7)	9.51	0.10		(0.07)	0.03	(0.09)	-	(0.09)	9.45	0.46%	0.46%	1.58%	0.34%		1,533,304	230%
Emerging Markets Debt
Class I
2013	$10.82	$0.49		($1.19)	($0.70)	$-	$-	$-	$10.12	1.04%	1.04%	4.76%	(6.44%)		$16,148	112%
2012 (11)	10.00	0.35		0.71	1.06	(0.24)	-	(0.24)	10.82	1.03%	1.03%	4.90%	10.60%		7,809	27%
Class P
2013	$10.83	$0.52		($1.20)	($0.68)	$-	$-	$-	$10.15	0.84%	0.84%	4.97%	(6.25%)		$955,108	112%
2012 (11)	10.00	0.34		0.74	1.08	(0.25)	-	(0.25)	10.83	0.84%	0.84%	4.91%	10.74%		982,590	27%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
American Funds Growth (12)
Class I
2013	$9.39	$0.06	$2.72	$2.78	$-		$-	$-		$12.17	0.97%	0.63%	0.58%	29.63%	$269,940	9%
2012	8.01	0.04	1.36	1.40	(0.02)		-	(0.02)		9.39	0.97%	0.63%	0.40%	17.45%	209,921	3%
2011	8.42	0.01	(0.40)	(0.39)	(0.02)		-	(0.02)		8.01	0.97%	0.63%	0.09%	(4.66%)	203,021	3%
2010	7.12	0.02	1.28	1.30	(-	)(6)	-	(-	)(6)	8.42	0.97%	0.63%	0.32%	18.26%	996,877	4%
2009	6.87	0.01	2.23	2.24	(0.01)		(1.98)	(1.99)		7.12	0.98%	0.64%	0.10%	38.86%	927,858	6%
Class P
2013	$9.37	$0.08	$2.72	$2.80	$-		$-	$-		$12.17	0.77%	0.43%	0.74%	29.88%	$70,395	9%
2012	8.01	(0.01)	1.43	1.42	(0.06)		-	(0.06)		9.37	0.76%	0.42%	(0.13%)	17.68%	56,461	3%
2011 (7)	9.19	0.04	(1.20)	(1.16)	(0.02)		-	(0.02)		8.01	0.77%	0.42%	0.67%	(12.58%)	508,396	3%
American Funds Growth-Income (12)
Class I
2013	$10.46	$0.12	$3.33	$3.45	$-		$-	$-		$13.91	0.96%	0.62%	1.02%	32.99%	$271,347	5%
2012	9.03	0.12	1.43	1.55	(0.12)		-	(0.12)		10.46	0.96%	0.62%	1.22%	17.06%	202,691	2%
2011	9.34	0.03	(0.24)	(0.21)	(0.10)		-	(0.10)		9.03	0.96%	0.63%	0.31%	(2.24%)	189,047	2%
2010	8.41	0.09	0.84	0.93	(-	)(6)	-	(-	)(6)	9.34	0.96%	0.62%	1.02%	11.03%	1,395,152	4%
2009	7.27	0.09	1.97	2.06	(0.09)		(0.83)	(0.92)		8.41	0.97%	0.63%	1.23%	30.74%	1,496,349	6%
Class P
2013	$10.43	$0.14	$3.33	$3.47	$-		$-	$-		$13.90	0.76%	0.43%	1.15%	33.26%	$559,036	5%
2012	9.05	0.08	1.48	1.56	(0.18)		-	(0.18)		10.43	0.76%	0.42%	0.77%	17.30%	444,207	2%
2011 (7)	10.01	0.16	(1.02)	(0.86)	(0.10)		-	(0.10)		9.05	0.76%	0.41%	2.60%	(8.63%)	958,109	2%
Comstock
Class I
2013	$8.22	$0.12	$2.80	$2.92	$-		$-	$-		$11.14	0.92%	0.91%	1.22%	35.58%	$233,172	10%
2012	7.46	0.12	1.21	1.33	(0.16)		(0.41)	(0.57)		8.22	0.92%	0.91%	1.55%	18.54%	138,115	30%
2011	8.61	0.12	(0.30)	(0.18)	(0.90)		(0.07)	(0.97)		7.46	0.93%	0.91%	1.34%	(2.11%)	115,096	27%
2010	7.55	0.10	1.06	1.16	(0.10)		-	(0.10)		8.61	0.92%	0.92%	1.27%	15.42%	2,203,641	19%
2009	5.94	0.10	1.60	1.70	(0.09)		-	(0.09)		7.55	0.93%	0.93%	1.51%	28.68%	2,107,716	34%
Class P
2013	$9.29	$0.16	$3.17	$3.33	$-		$-	$-		$12.62	0.72%	0.71%	1.43%	35.85%	$1,582,229	10%
2012	8.39	0.16	1.35	1.51	(0.20)		(0.41)	(0.61)		9.29	0.72%	0.71%	1.74%	18.78%	1,880,180	30%
2011 (7)	9.45	0.10	(1.10)	(1.00)	(0.06)		-	(0.06)		8.39	0.73%	0.71%	1.86%	(10.56%)	1,958,067	27%
Dividend Growth
Class I
2013	$10.14	$0.14	$2.91	$3.05	$-		$-	$-		$13.19	0.89%	0.89%	1.16%	30.11%	$261,574	18%
2012	9.21	0.15	1.17	1.32	(0.17)		(0.22)	(0.39)		10.14	0.91%	0.91%	1.55%	14.55%	181,496	20%
2011	9.73	0.12	0.20	0.32	(0.34)		(0.50)	(0.84)		9.21	0.91%	0.91%	1.16%	3.27%	156,119	16%
2010	8.86	0.11	0.84	0.95	(0.08)		-	(0.08)		9.73	0.90%	0.90%	1.20%	10.77%	1,080,026	69%
2009	6.80	0.10	2.10	2.20	(0.14)		-	(0.14)		8.86	0.90%	0.90%	1.43%	32.40%	481,930	56%
Class P
2013	$11.00	$0.17	$3.16	$3.33	$-		$-	$-		$14.33	0.69%	0.69%	1.35%	30.37%	$631,460	18%
2012	10.00	0.18	1.28	1.46	(0.24)		(0.22)	(0.46)		11.00	0.71%	0.71%	1.68%	14.78%	635,366	20%
2011 (7)	10.61	0.11	(0.65)	(0.54)	(0.07)		-	(0.07)		10.00	0.71%	0.71%	1.65%	(5.12%)	847,944	16%
Equity Index
Class I
2013	$30.67	$0.66	$9.12	$9.78	$-		$-	$-		$40.45	0.28%	0.28%	1.84%	31.92%	$1,127,684	4%
2012	27.11	0.61	3.67	4.28	(0.72)		-	(0.72)		30.67	0.28%	0.28%	2.04%	15.77%	852,780	4%
2011	27.47	0.49	- (6)	0.49	(0.85)		-	(0.85)		27.11	0.29%	0.29%	1.74%	1.82%	765,898	4%
2010	24.38	0.44	3.17	3.61	(0.52)		-	(0.52)		27.47	0.28%	0.28%	1.75%	14.81%	2,642,021	5%
2009	19.59	0.44	4.72	5.16	(0.37)		-	(0.37)		24.38	0.28%	0.28%	2.04%	26.36%	3,772,752	5%
Class P
2013	$31.30	$0.72	$9.35	$10.07	$-		$-	$-		$41.37	0.07%	0.07%	2.02%	32.18%	$50,115	4%
2012	27.76	0.67	3.77	4.44	(0.90)		-	(0.90)		31.30	0.08%	0.08%	2.20%	16.00%	1,135,225	4%
2011 (7)	29.93	0.39	(2.32)	(1.93)	(0.24)		-	(0.24)		27.76	0.09%	0.09%	2.17%	(6.43%)	1,592,221	4%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data											Ratios to Average Net Assets					Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)		Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Focused 30
Class I
2013	$12.48	($0.04)		$4.22	$4.18	$-		$-	$-		$16.66	0.98%		0.98%		(0.28%)	33.51%		$125,799	60%
2012	11.28	(0.01)		2.52	2.51	-		(1.31)	(1.31)		12.48	1.07%		1.07%		(0.05%)	23.21%		113,913	21%
2011	12.49	(0.04)		(1.17)	(1.21)	-		-	-		11.28	1.10%		1.10%		(0.36%)	(9.70%)		101,110	47%
2010	11.32	(0.03)		1.20 (8)	1.17	-		-	-		12.49	0.99%		0.99%		(0.24%)	10.35	%(8)	149,301	36%
2009	7.53	(0.01)		3.80	3.79	-		-	-		11.32	0.97%		0.96%		(0.12%)	50.43%		180,909	35%
Class P
2013	$12.52	($0.01)		$4.25	$4.24	$-		$-	$-		$16.76	0.75%		0.75%		(0.06%)	33.81%		$14	60%
2012	11.30	0.02		2.51	2.53	-		(1.31)	(1.31)		12.52	0.88%		0.88%		0.14%	23.45%		11	21%
2011 (7)	13.21	(0.02)		(1.89)	(1.91)	-		-	-		11.30	0.94%		0.94%		(0.22%)	(14.48%)		9	47%
Growth
Class I
2013	$13.37	$0.03		$4.55	$4.58	$-		$-	$-		$17.95	0.78%		0.78%		0.23%	34.21%		$499,654	99%
2012	17.78	0.11		2.46	2.57	(0.13)		(6.85)	(6.98)		13.37	0.80%		0.80%		0.75%	18.24%		422,736	44%
2011	19.85	0.12		(1.28)	(1.16)	(0.21)		(0.70)	(0.91)		17.78	0.79%		0.79%		0.58%	(6.06%)		404,884	91%
2010	18.04	0.11		1.90 (8)	2.01	(0.20)		-	(0.20)		19.85	0.78%		0.78%		0.61%	11.24	%(8)	1,624,438	47%
2009	13.29	0.09		4.82	4.91	(0.16)		-	(0.16)		18.04	0.78%		0.78%		0.60%	37.28%		1,606,364	60%
Class P
2013	$14.26	$0.07		$4.85	$4.92	$-		$-	$-		$19.18	0.58%		0.58%		0.39%	34.48%		$528,480	99%
2012	18.61	0.11		2.64	2.75	(0.25)		(6.85)	(7.10)		14.26	0.59%		0.59%		0.58%	18.45%		90,112	44%
2011 (7)	21.27	0.09		(2.69)	(2.60)	(0.06)		-	(0.06)		18.61	0.60%		0.60%		0.74%	(12.19%)		628,582	91%
Large-Cap Growth
Class I
2013	$5.17	$0.01		$1.92	$1.93	$-		$-	$-		$7.10	0.93%		0.81%		0.21%	37.48%		$173,017	222%
2012	5.29	(-	)(6)	0.89	0.89	(-	)(6)	(1.01)	(1.01)		5.17	0.94%		0.91%		(0.07%)	18.23%		142,837	78%
2011	5.92	(0.02)		0.11	0.09	-		(0.72)	(0.72)		5.29	0.94%		0.92%		(0.26%)	1.07%		124,777	76%
2010	5.17	-	(6)	0.75	0.75	-		-	-		5.92	0.93%		0.91%		0.01%	14.53%		1,404,213	98%
2009	3.68	-	(6)	1.49	1.49	(-	)(6)	-	(-	)(6)	5.17	0.95%		0.94%		0.06%	40.50%		1,318,154	119%
Class P
2013	$6.01	$0.03		$2.24	$2.27	$-		$-	$-		$8.28	0.73%		0.61%		0.40%	37.75%		$1,105,979	222%
2012	6.00	0.01		1.01	1.02	(-	)(6)	(1.01)	(1.01)		6.01	0.74%		0.71%		0.13%	18.47%		1,139,880	78%
2011 (7)	6.52	(-	)(6)	(0.52)	(0.52)	-		-	-		6.00	0.74%		0.72%		(0.08%)	(8.01%)		1,052,621	76%
Large-Cap Value
Class I
2013	$12.02	$0.22		$3.66	$3.88	$-		$-	$-		$15.90	0.82%		0.82%		1.58%	32.26%		$390,559	8%
2012	10.82	0.22		1.52	1.74	(0.24)		(0.30)	(0.54)		12.02	0.82%		0.82%		1.87%	16.40%		308,064	25%
2011	11.29	0.21		0.32	0.53	(0.95)		(0.05)	(1.00)		10.82	0.82%		0.82%		1.76%	4.72%		295,579	16%
2010	10.50	0.17		0.79	0.96	(0.17)		-	(0.17)		11.29	0.82%		0.82%		1.66%	9.08%		3,102,910	17%
2009	8.68	0.21		1.80	2.01	(0.19)		-	(0.19)		10.50	0.82%		0.82%		2.23%	23.13%		3,278,645	21%
Class P
2013	$13.04	$0.27		$3.97	$4.24	$-		$-	$-		$17.28	0.61%		0.61%		1.77%	32.52%		$2,109,161	8%
2012	11.74	0.26		1.66	1.92	(0.32)		(0.30)	(0.62)		13.04	0.62%		0.62%		2.07%	16.64%		2,530,007	25%
2011 (7)	12.48	0.17		(0.81)	(0.64)	(0.10)		-	(0.10)		11.74	0.62%		0.62%		2.24%	(5.18%)		2,536,739	16%
Long/Short Large-Cap
Class I
2013	$7.06	$0.03		$2.46	$2.49	$-		$-	$-		$9.55	2.15	%(13)	2.10	%(13)	0.38%	35.13%		$44,943	139	%(13)
2012	7.05	0.04		1.10	1.14	(0.06)		(1.07)	(1.13)		7.06	2.25	%(13)	2.23	%(13)	0.62%	18.09%		31,373	138	%(13)
2011	9.24	0.05		(0.24)	(0.19)	(0.99)		(1.01)	(2.00)		7.05	1.80	%(13)	1.72	%(13)	0.50%	(2.60%)		26,085	246	%(13)
2010	8.30	0.08		0.93	1.01	(0.07)		-	(0.07)		9.24	1.70	%(13)	1.58	%(13)	0.89%	12.22%		1,601,862	245	%(13)
2009	6.55	0.07		1.74	1.81	(0.06)		-	(0.06)		8.30	1.68	%(13)	1.53	%(13)	0.95%	27.56%		1,480,513	267	%(13)
Class P
2013	$9.37	$0.06		$3.26	$3.32	$-		$-	$-		$12.69	1.95	%(13)	1.90	%(13)	0.58%	35.40%		$1,425,897	139	%(13)
2012	9.01	0.08		1.44	1.52	(0.09)		(1.07)	(1.16)		9.37	2.03	%(13)	2.02	%(13)	0.81%	18.32%		1,382,406	138	%(13)
2011 (7)	10.08	0.05		(1.09)	(1.04)	(0.03)		-	(0.03)		9.01	1.95	%(13)	1.95	%(13)	0.90%	(10.34%)		1,402,660	246	%(13)

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Main Street Core
Class I
2013	$19.58	$0.22	$6.01	$6.23	$-	$-	$-	$25.81	0.67%	0.67%	0.96%	31.77%		$627,303	53%
2012	17.71	0.23	2.70	2.93	(0.20)	(0.86)	(1.06)	19.58	0.69%	0.69%	1.19%	17.02%		537,634	48%
2011	19.40	0.16	(0.07)	0.09	(0.23)	(1.55)	(1.78)	17.71	0.70%	0.70%	0.83%	0.48%		528,925	43%
2010	16.83	0.18	2.54	2.72	(0.15)	-	(0.15)	19.40	0.68%	0.68%	1.02%	16.14%		1,519,660	62%
2009	13.19	0.20	3.67	3.87	(0.23)	-	(0.23)	16.83	0.68%	0.68%	1.43%	29.36%		1,333,869	123%
Class P
2013	$21.54	$0.28	$6.62	$6.90	$-	$-	$-	$28.44	0.47%	0.47%	1.16%	32.03%		$927,847	53%
2012	19.43	0.29	2.97	3.26	(0.29)	(0.86)	(1.15)	21.54	0.49%	0.49%	1.39%	17.25%		905,292	48%
2011 (7)	20.50	0.14	(1.12)	(0.98)	(0.09)	-	(0.09)	19.43	0.49%	0.49%	1.13%	(4.79%)		852,326	43%
Mid-Cap Equity
Class I
2013	$9.95	$0.07	$3.53	$3.60	$-	$-	$-	$13.55	0.87%	0.87%	0.59%	36.21%		$343,953	202%
2012	11.87	0.06	0.69	0.75	(0.07)	(2.60)	(2.67)	9.95	0.92%	0.92%	0.55%	7.35%		295,015	103%
2011	14.72	0.05	(0.69)	(0.64)	(0.12)	(2.09)	(2.21)	11.87	0.92%	0.92%	0.33%	(5.40%)		321,413	78%
2010	12.03	0.12	2.70	2.82	(0.13)	-	(0.13)	14.72	0.88%	0.88%	0.96%	23.49%		2,031,480	70%
2009	8.70	0.09	3.36	3.45	(0.12)	-	(0.12)	12.03	0.88%	0.88%	0.98%	39.65%		1,924,840	71%
Class P
2013	$12.11	$0.11	$4.30	$4.41	$-	$-	$-	$16.52	0.67%	0.67%	0.79%	36.48%		$859,859	202%
2012	13.91	0.09	0.83	0.92	(0.12)	(2.60)	(2.72)	12.11	0.72%	0.72%	0.68%	7.55%		776,168	103%
2011 (7)	15.91	0.06	(2.02)	(1.96)	(0.04)	-	(0.04)	13.91	0.72%	0.72%	0.69%	(12.35%)		1,395,375	78%
Mid-Cap Growth
Class I
2013	$7.15	($0.02)	$2.39	$2.37	$-	$-	$-	$9.52	0.92%	0.91%	(0.19%)	33.09%		$245,303	136%
2012	8.71	0.03	0.56	0.59	(0.03)	(2.12)	(2.15)	7.15	0.96%	0.96%	0.43%	7.49%		189,423	28%
2011	10.03	(0.02)	(0.68)	(0.70)	-	(0.62)	(0.62)	8.71	0.95%	0.95%	(0.23%)	(7.81%)		205,205	33%
2010	7.53	0.02	2.50 (8)	2.52	(0.02)	-	(0.02)	10.03	0.96%	0.96%	0.24%	33.32	%(8)	1,308,987	41%
2009	4.75	0.02	2.79	2.81	(0.02)	(0.01)	(0.03)	7.53	0.95%	0.95%	0.37%	59.33%		1,174,736	39%
Class P
2013	$7.75	$- (6)	$2.58	$2.58	$-	$-	$-	$10.33	0.73%	0.72%	0.01%	33.35%		$602,439	136%
2012	9.26	0.05	0.60	0.65	(0.04)	(2.12)	(2.16)	7.75	0.76%	0.76%	0.56%	7.71%		526,318	28%
2011 (7)	11.45	(0.02)	(2.17)	(2.19)	-	-	-	9.26	0.76%	0.76%	(0.24%)	(19.18%)		787,031	33%
Mid-Cap Value
Class I
2013	$9.77	$0.08	$3.23	$3.31	$-	$-	$-	$13.08	0.91%	0.91%	0.72%	33.89%		$102,297	62%
2012	9.52	0.09	1.18	1.27	(0.10)	(0.92)	(1.02)	9.77	0.91%	0.91%	0.91%	14.49%		46,795	154%
2011	14.32	0.12	(0.67)	(0.55)	(1.51)	(2.74)	(4.25)	9.52	0.92%	0.92%	0.85%	(5.69%)		38,444	136%
2010	11.93	0.15	2.38	2.53	(0.14)	-	(0.14)	14.32	0.92%	0.92%	1.20%	21.20%		1,177,255	118%
2009 (14)	10.00	0.11	2.84	2.95	(0.07)	(0.95)	(1.02)	11.93	0.93%	0.93%	0.96%	29.33%		1,080,860	129%
Class P
2013	$14.27	$0.15	$4.73	$4.88	$-	$-	$-	$19.15	0.71%	0.71%	0.87%	34.16%		$1,278,675	62%
2012	13.47	0.15	1.72	1.87	(0.15)	(0.92)	(1.07)	14.27	0.71%	0.71%	1.11%	14.72%		1,324,858	154%
2011 (7)	15.73	0.12	(2.31)	(2.19)	(0.07)	-	(0.07)	13.47	0.73%	0.73%	1.35%	(13.96%)		972,245	136%
Small-Cap Equity
Class I
2013	$11.66	$0.13	$4.01	$4.14	$-	$-	$-	$15.80	0.98%	0.88%	0.95%	35.45%		$64,302	17%
2012	10.82	0.18	1.45	1.63	(0.20)	(0.59)	(0.79)	11.66	0.99%	0.96%	1.61%	15.93%		41,681	61%
2011	14.26	0.08	(0.49)	(0.41)	(0.80)	(2.23)	(3.03)	10.82	1.01%	1.01%	0.58%	(3.38%)		37,873	20%
2010	11.95	0.10	2.30 (8)	2.40	(0.09)	-	(0.09)	14.26	0.99%	0.99%	0.81%	20.11	%(8)	1,089,369	134%
2009	9.23	0.08	2.72	2.80	(0.08)	-	(0.08)	11.95	1.00%	1.00%	0.81%	30.22%		710,807	79%
Class P
2013	$15.03	$0.20	$5.16	$5.36	$-	$-	$-	$20.39	0.78%	0.68%	1.13%	35.72%		$973,694	17%
2012	13.75	0.26	1.87	2.13	(0.26)	(0.59)	(0.85)	15.03	0.80%	0.76%	1.82%	16.16%		960,414	61%
2011 (7)	15.52	0.11	(1.82)	(1.71)	(0.06)	-	(0.06)	13.75	0.80%	0.80%	1.26%	(10.99%)		963,251	20%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Growth
Class I
2013	$9.71	($0.04)		$3.32	$3.28	$-	$-	$-	$12.99	0.82%	0.82%	(0.34%)	33.87%		$159,298	80%
2012	10.10	0.01		1.16	1.17	(0.01)	(1.55)	(1.56)	9.71	0.88%	0.88%	0.11%	12.87%		106,933	78%
2011	11.86	(0.08)		(0.19)	(0.27)	-	(1.49)	(1.49)	10.10	0.87%	0.87%	(0.66%)	(3.10%)		107,786	57%
2010	9.41	(0.06)		2.51	2.45	-	-	-	11.86	0.84%	0.84%	(0.55%)	26.01%		658,723	56%
2009	6.39	(0.02)		3.04	3.02	-	-	-	9.41	0.84%	0.84%	(0.31%)	47.44%		605,964	88%
Class P
2013	$11.31	($0.02)		$3.88	$3.86	$-	$-	$-	$15.17	0.63%	0.63%	(0.15%)	34.13%		$416,847	80%
2012	11.51	0.03		1.35	1.38	(0.03)	(1.55)	(1.58)	11.31	0.67%	0.67%	0.30%	13.09%		390,549	78%
2011 (7)	13.58	(0.03)		(2.04)	(2.07)	-	-	-	11.51	0.69%	0.69%	(0.35%)	(15.22%)		443,336	57%
Small-Cap Index
Class I
2013	$12.42	$0.14		$4.61	$4.75	$-	$-	$-	$17.17	0.53%	0.53%	0.94%	38.28%		$503,573	13%
2012	10.99	0.19		1.56	1.75	(0.13)	(0.19)	(0.32)	12.42	0.57%	0.57%	1.58%	16.13%		377,576	23%
2011	11.58	0.08		(0.60)	(0.52)	(0.07)	-	(0.07)	10.99	0.59%	0.59%	0.72%	(4.51%)		357,107	16%
2010	9.23	0.09		2.35 (8)	2.44	(0.09)	-	(0.09)	11.58	0.56%	0.56%	0.91%	26.42	%(8)	507,364	14%
2009	7.80	0.10		1.97	2.07	(0.10)	(0.54)	(0.64)	9.23	0.54%	0.54%	1.22%	28.19%		464,971	18%
Class P
2013	$12.43	$0.16		$4.63	$4.79	$-	$-	$-	$17.22	0.33%	0.33%	1.11%	38.55%		$300,438	13%
2012	11.03	0.26		1.51	1.77	(0.18)	(0.19)	(0.37)	12.43	0.38%	0.38%	2.20%	16.37%		368,509	23%
2011 (7)	12.83	0.09		(1.84)	(1.75)	(0.05)	-	(0.05)	11.03	0.42%	0.42%	1.20%	(13.67%)		54,421	16%
Small-Cap Value
Class I
2013	$11.36	$0.19		$3.50	$3.69	$-	$-	$-	$15.05	0.98%	0.98%	1.43%	32.49%		$213,121	27%
2012	11.80	0.22		0.93	1.15	(0.23)	(1.36)	(1.59)	11.36	1.02%	1.02%	1.94%	11.09%		159,284	29%
2011	13.70	0.18		0.16	0.34	(0.31)	(1.93)	(2.24)	11.80	1.02%	1.02%	1.35%	2.31%		165,620	19%
2010	11.15	0.23		2.59	2.82	(0.27)	-	(0.27)	13.70	0.99%	0.99%	1.94%	25.34%		612,770	21%
2009	8.95	0.27		2.17	2.44	(0.24)	-	(0.24)	11.15	0.99%	0.99%	2.77%	27.18%		682,592	34%
Class P
2013	$13.66	$0.26		$4.22	$4.48	$-	$-	$-	$18.14	0.78%	0.78%	1.64%	32.75%		$326,430	27%
2012	13.93	0.30		1.10	1.40	(0.31)	(1.36)	(1.67)	13.66	0.82%	0.82%	2.16%	11.31%		332,371	29%
2011 (7)	15.23	0.18		(1.37)	(1.19)	(0.11)	-	(0.11)	13.93	0.83%	0.83%	1.98%	(7.83%)		328,994	19%
Tactical Strategy
Class P
2013 (15)	$10.00	($-	)(6)	$0.23	$0.23	$-	$-	$-	$10.23	0.56%	0.56%	(0.35%)	2.33%		$2,078,098	10%
Value Advantage
Class I
2013 (9)	$10.00	$0.10		$1.58	$1.68	$-	$-	$-	$11.68	0.88%	0.88%	1.33%	16.80%		$3,717	29%
Class P
2013 (9)	$10.00	$0.11		$1.59	$1.70	$-	$-	$-	$11.70	0.69%	0.69%	1.55%	16.96%		$838,944	29%
Health Sciences
Class I
2013	$14.35	($0.10)		$8.21	$8.11	$-	$-	$-	$22.46	1.13%	1.13%	(0.51%)	56.49%		$267,985	57%
2012	12.06	(0.06)		3.10	3.04	-	(0.75)	(0.75)	14.35	1.15%	1.15%	(0.45%)	25.68%		156,854	61%
2011	11.57	(0.13)		1.53	1.40	-	(0.91)	(0.91)	12.06	1.17%	1.17%	(1.07%)	11.94%		123,676	60%
2010	9.38	(0.06)		2.25 (8)	2.19	-	-	-	11.57	1.15%	1.15%	(0.61%)	23.34	%(8)	105,993	62%
2009	7.38	(0.04)		2.05	2.01	(0.01)	-	(0.01)	9.38	1.17%	1.17%	(0.55%)	27.23%		90,008	60%
Class P
2013	$15.53	($0.06)		$8.88	$8.82	$-	$-	$-	$24.35	0.91%	0.91%	(0.30%)	56.82%		$19	57%
2012	12.97	(0.04)		3.35	3.31	-	(0.75)	(0.75)	15.53	0.95%	0.95%	(0.24%)	25.93%		12	61%
2011 (7)	13.61	(0.07)		(0.57)	(0.64)	-	-	-	12.97	0.98%	0.98%	(0.88%)	(4.70%)		10	60%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate
Class I
2013	$16.32	$0.29	($0.01)	$0.28	$-	$-	$-	$16.60	1.05%	1.05%	1.72%	1.71%		$281,028	18%
2012	14.90	0.20	2.17	2.37	(0.19)	(0.76)	(0.95)	16.32	1.08%	1.08%	1.27%	16.21%		282,777	31%
2011	14.56	0.09	0.81	0.90	-	(0.56)	(0.56)	14.90	1.11%	1.11%	0.57%	6.12%		254,310	21%
2010	11.30	0.10	3.35	3.45	(0.19)	-	(0.19)	14.56	1.07%	1.07%	0.78%	30.54%		624,299	19%
2009	8.78	0.11	2.68	2.79	(0.19)	(0.08)	(0.27)	11.30	1.07%	1.07%	1.27%	32.27%		610,575	30%
Class P
2013	$16.83	$0.34	($0.02)	$0.32	$-	$-	$-	$17.15	0.85%	0.85%	1.90%	1.92%		$797,151	18%
2012	15.33	0.32	2.16	2.48	(0.22)	(0.76)	(0.98)	16.83	0.88%	0.88%	1.90%	16.44%		832,686	31%
2011 (7)	16.29	0.02	(0.83)	(0.81)	(0.15)	-	(0.15)	15.33	0.92%	0.92%	0.20%	(4.98%)		339,404	21%
Technology
Class I
2013	$4.20	($0.02)	$0.97	$0.95	$-	$-	$-	$5.15	1.14%	1.14%	(0.39%)	22.50%		$82,990	68%
2012	4.30	(0.02)	0.32	0.30	-	(0.40)	(0.40)	4.20	1.16%	1.16%	(0.49%)	7.14%		68,148	78%
2011	5.53	(0.02)	(0.20)	(0.22)	-	(1.01)	(1.01)	4.30	1.17%	1.17%	(0.48%)	(4.90%)		72,398	83%
2010	4.55	(0.04)	1.02 (8)	0.98	-	-	-	5.53	1.19%	1.19%	(0.76%)	21.50	%(8)	90,260	216%
2009	2.98	(0.02)	1.59	1.57	-	-	-	4.55	1.15%	1.15%	(0.56%)	52.57%		82,094	244%
Class P
2013	$5.25	($0.01)	$1.21	$1.20	$-	$-	$-	$6.45	0.92%	0.92%	(0.17%)	22.77%		$12	68%
2012	5.27	(0.02)	0.40	0.38	-	(0.40)	(0.40)	5.25	0.95%	0.95%	(0.27%)	7.36%		10	78%
2011 (7)	5.86	(0.01)	(0.58)	(0.59)	-	-	-	5.27	0.98%	0.98%	(0.27%)	(10.16%)		9	83%
Emerging Markets
Class I
2013	$14.63	$0.09	$1.19	$1.28	$-	$-	$-	$15.91	1.06%	1.06%	0.63%	8.75%		$455,310	45%
2012	13.68	0.11	2.57	2.68	(0.11)	(1.62)	(1.73)	14.63	1.06%	1.06%	0.74%	21.52%		448,318	31%
2011	17.08	0.13	(3.20)	(3.07)	(0.33)	-	(0.33)	13.68	1.06%	1.06%	0.82%	(17.97%)		384,254	36%
2010	13.60	0.11	3.54	3.65	(0.17)	-	(0.17)	17.08	1.05%	1.05%	0.77%	27.02%		1,853,299	33%
2009	8.80	0.11	6.72	6.83	(0.10)	(1.93)	(2.03)	13.60	1.06%	1.06%	1.02%	84.79%		1,732,557	47%
Class P
2013	$14.97	$0.13	$1.21	$1.34	$-	$-	$-	$16.31	0.86%	0.86%	0.82%	8.96%		$1,344,341	45%
2012	13.95	0.14	2.63	2.77	(0.13)	(1.62)	(1.75)	14.97	0.86%	0.86%	0.95%	21.77%		1,107,566	31%
2011 (7)	17.53	0.10	(3.63)	(3.53)	(0.05)	-	(0.05)	13.95	0.86%	0.86%	1.00%	(19.94%)		1,013,440	36%
International Large-Cap
Class I
2013	$6.73	$0.09	$1.15	$1.24	$-	$-	$-	$7.97	1.00%	1.00%	1.26%	18.42%		$518,064	18%
2012	5.57	0.10	1.16	1.26	(0.10)	-	(0.10)	6.73	1.00%	1.00%	1.62%	22.53%		430,048	23%
2011	6.63	0.14	(0.81)	(0.67)	(0.39)	-	(0.39)	5.57	1.00%	1.00%	2.09%	(10.12%)		361,500	27%
2010	6.07	0.08	0.55	0.63	(0.07)	-	(0.07)	6.63	1.00%	1.00%	1.31%	10.38%		2,479,381	25%
2009	4.61	0.09	1.45	1.54	(0.08)	-	(0.08)	6.07	1.00%	1.00%	1.72%	33.61%		2,601,657	16%
Class P
2013	$7.15	$0.12	$1.21	$1.33	$-	$-	$-	$8.48	0.80%	0.80%	1.54%	18.66%		$1,166,770	18%
2012	5.94	0.13	1.22	1.35	(0.14)	-	(0.14)	7.15	0.80%	0.80%	1.96%	22.78%		1,572,347	23%
2011 (7)	7.35	0.05	(1.43)	(1.38)	(0.03)	-	(0.03)	5.94	0.80%	0.80%	1.16%	(18.75%)		1,833,278	27%
International Small-Cap
Class I
2013	$6.34	$0.11	$1.67	$1.78	$-	$-	$-	$8.12	1.08%	1.06%	1.56%	28.09%		$57,641	54%
2012	5.45	0.13	0.93	1.06	(0.17)	-	(0.17)	6.34	1.09%	1.07%	2.19%	19.44%		44,592	57%
2011	8.44	0.20	(1.24)	(1.04)	(1.95)	-	(1.95)	5.45	1.09%	1.08%	2.27%	(12.27%)		36,681	62%
2010	6.94	0.09	1.60	1.69	(0.19)	-	(0.19)	8.44	1.10%	1.10%	1.25%	24.86%		994,606	91%
2009	5.40	0.09	1.54	1.63	(0.09)	-	(0.09)	6.94	1.10%	1.10%	1.56%	30.28%		887,039	128%
Class P
2013	$8.64	$0.17	$2.28	$2.45	$-	$-	$-	$11.09	0.88%	0.86%	1.77%	28.34%		$1,371,136	54%
2012	7.38	0.19	1.26	1.45	(0.19)	-	(0.19)	8.64	0.89%	0.87%	2.39%	19.68%		1,171,915	57%
2011 (7)	9.33	0.09	(1.99)	(1.90)	(0.05)	-	(0.05)	7.38	0.89%	0.87%	1.64%	(20.34%)		1,051,861	62%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates (16)
International Value
Class I
2013	$9.70	$0.22		$1.89	$2.11	$-	$-	$-	$11.81	0.88%	0.88%	2.06%	21.68%		$354,712	51%
2012	8.52	0.27		1.23	1.50	(0.32)	-	(0.32)	9.70	0.89%	0.89%	3.01%	17.82%		316,519	68%
2011	10.92	0.39		(1.80)	(1.41)	(0.99)	-	(0.99)	8.52	0.90%	0.90%	3.49%	(12.90%)		283,784	66%
2010	10.95	0.20		0.06 (8)	0.26	(0.29)	-	(0.29)	10.92	0.89%	0.89%	1.89%	2.59	%(8)	1,663,482	136%
2009	8.73	0.27		2.17	2.44	(0.22)	-	(0.22)	10.95	0.90%	0.89%	2.91%	28.00%		2,093,731	44%
Class P
2013	$10.74	$0.27		$2.09	$2.36	$-	$-	$-	$13.10	0.68%	0.68%	2.30%	21.92%		$918,931	51%
2012	9.46	0.32		1.36	1.68	(0.40)	-	(0.40)	10.74	0.69%	0.69%	3.18%	18.05%		1,222,391	68%
2011 (7)	12.05	0.11		(2.64)	(2.53)	(0.06)	-	(0.06)	9.46	0.69%	0.69%	1.68%	(20.99%)		1,126,771	66%
Tactical International
Class P
2013 (15)	$10.00	($-	)(6)	$0.39	$0.39	$-	$-	$-	$10.39	0.60%	0.60%	(0.40%)	3.87%		$923,928	5%
Currency Strategies
Class I
2013	$9.89	($0.07)		$0.44	$0.37	$-	$-	$-	$10.26	0.88%	0.88%	(0.70%)	3.72%		$2,614	73%
2012 (17)	10.00	(0.02)		(0.09)	(0.11)	-	-	-	9.89	0.88%	0.88%	(0.70%)	(1.14%)		224	0%
Class P
2013	$9.89	($0.05)		$0.44	$0.39	$-	$-	$-	$10.28	0.68%	0.68%	(0.50%)	3.93%		$1,428,683	73%
2012 (17)	10.00	(0.01)		(0.10)	(0.11)	-	-	-	9.89	0.68%	0.68%	(0.50%)	(1.09%)		1,458,137	0%
Global Absolute Return
Class I
2013	$9.98	$0.35		($0.46)	($0.11)	$-	$-	$-	$9.87	1.09%	1.09%	3.53%	(1.15%)		$7,240	93%
2012 (17)	10.00	0.06		(0.08)	(0.02)	-	-	-	9.98	1.07%	1.07%	2.44%	(0.20%)		923	45%
Class P
2013	$9.99	$0.36		($0.46)	($0.10)	$-	$-	$-	$9.89	0.88%	0.88%	3.59%	(0.95%)		$1,936,490	93%
2012 (17)	10.00	0.05		(0.06)	(0.01)	-	-	-	9.99	0.86%	0.86%	2.10%	(0.15%)		2,029,821	45%
Precious Metals
Class I
2013	$8.60	$0.02		($4.22)	($4.20)	$-	$-	$-	$4.40	0.94%	0.94%	0.35%	(48.83%)		$7,565	14%
2012 (17)	10.00	(-	)(6)	(1.40)	(1.40)	-	-	-	8.60	0.92%	0.92%	(0.00%)	(14.01%)		2,303	3%
Class P
2013	$8.60	$0.03		($4.22)	($4.19)	$-	$-	$-	$4.41	0.74%	0.74%	0.51%	(48.74%)		$477,828	14%
2012 (17)	10.00	(-	)(6)	(1.40)	(1.40)	-	-	-	8.60	0.72%	0.72%	(0.02%)	(13.96%)		820,519	3%
American Funds Asset Allocation (12)
Class I
2013	$15.45	$0.27		$3.33	$3.60	$-	$-	$-	$19.05	0.96%	0.62%	1.56%	23.28%		$1,555,307	0%
2012	13.79	0.32		1.82	2.14	(0.26)	(0.22)	(0.48)	15.45	0.97%	0.63%	2.12%	15.72%		571,092	5%
2011	14.30	0.24		(0.10)	0.14	(0.45)	(0.20)	(0.65)	13.79	0.97%	0.63%	1.67%	0.93%		278,159	8%
2010	12.76	0.24		1.30	1.54	-	-	-	14.30	0.98%	0.64%	1.87%	12.04%		228,288	9%
2009 (18)	10.00	0.38		2.60	2.98	(0.22)	-	(0.22)	12.76	1.00%	0.66%	3.50%	29.81%		139,137	25%
Pacific Dynamix-Conservative Growth
Class I
2013	$11.67	($0.05)		$1.14	$1.09	$-	$-	$-	$12.76	0.42%	0.38%	(0.38%)	9.39%		$342,779	9%
2012	11.26	0.22		0.81	1.03	(0.16)	(0.46)	(0.62)	11.67	0.43%	0.39%	1.88%	9.42%		248,916	6%
2011	11.91	0.34		-	0.34	(0.31)	(0.68)	(0.99)	11.26	0.44%	0.39%	2.82%	2.92%		134,491	47%
2010	11.19	0.38		0.77	1.15	(0.20)	(0.23)	(0.43)	11.91	0.50%	0.41%	3.21%	10.28%		129,774	22%
2009 (19)	10.00	0.20		1.22	1.42	(0.12)	(0.11)	(0.23)	11.19	0.67%	0.46%	2.67%	14.25%		41,645	7%
Pacific Dynamix-Moderate Growth
Class I
2013	$13.32	($0.05)		$2.05	$2.00	$-	$-	$-	$15.32	0.42%	0.37%	(0.37%)	14.95%		$1,151,519	3%
2012	12.32	0.27		1.15	1.42	(0.19)	(0.23)	(0.42)	13.32	0.42%	0.37%	2.08%	11.74%		644,608	2%
2011	12.79	0.38		(0.31)	0.07	(0.29)	(0.25)	(0.54)	12.32	0.43%	0.37%	2.97%	0.48%		289,387	9%
2010	11.77	0.27		1.13	1.40	(0.20)	(0.18)	(0.38)	12.79	0.48%	0.39%	2.19%	11.92%		158,070	10%
2009 (19)	10.00	0.18		1.78	1.96	(0.11)	(0.08)	(0.19)	11.77	0.58%	0.43%	2.41%	19.60%		70,271	1%

See Notes to Financial Statements	See explanation of references on C-44 and C-45

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Growth
Class I
2013	$13.57	($0.05)	$2.89	$2.84	$-	$-		$-	$16.41	0.42%	0.36%	(0.36%)	20.98%	$418,668	6%
2012	12.52	0.20	1.49	1.69	(0.18)	(0.46)		(0.64)	13.57	0.42%	0.36%	1.48%	13.76%	264,131	10%
2011	13.23	0.28	(0.51)	(0.23)	(0.22)	(0.26)		(0.48)	12.52	0.43%	0.36%	2.13%	(1.85%)	188,875	6%
2010	12.10	0.20	1.47	1.67	(0.16)	(0.38)		(0.54)	13.23	0.50%	0.38%	1.58%	13.82%	108,426	22%
2009 (19)	10.00	0.12	2.32	2.44	(0.09)	(0.25)		(0.34)	12.10	0.60%	0.42%	1.57%	24.34%	53,356	14%
Portfolio Optimization Conservative
Class I
2013	$10.59	($0.03)	$0.35	$0.32	$-	$-		$-	$10.91	0.31%	0.28%	(0.28%)	3.04%	$2,838,674	8%
2012	9.86	0.28	0.72	1.00	(0.26)	(0.01)		(0.27)	10.59	0.31%	0.21%	2.69%	10.11%	3,773,295	42%
2011 (10)	10.00	0.11	(0.16)	(0.05)	(0.09)	-		(0.09)	9.86	0.31%	0.21%	1.73%	(0.52%)	3,552,104	11%
Portfolio Optimization Moderate-Conservative
Class I
2013	$10.48	($0.03)	$0.89	$0.86	$-	$-		$-	$11.34	0.31%	0.28%	(0.28%)	8.16%	$4,505,967	12%
2012	9.60	0.25	0.87	1.12	(0.24)	(-	)(6)	(0.24)	10.48	0.31%	0.21%	2.47%	11.65%	4,701,506	38%
2011 (10)	10.00	0.09	(0.42)	(0.33)	(0.07)	-		(0.07)	9.60	0.31%	0.21%	1.46%	(3.25%)	4,038,449	8%
Portfolio Optimization Moderate
Class I
2013	$10.33	($0.03)	$1.35	$1.32	$-	$-		$-	$11.65	0.31%	0.28%	(0.28%)	12.74%	$15,883,448	12%
2012	9.34	0.21	0.99	1.20	(0.21)	-		(0.21)	10.33	0.31%	0.21%	2.10%	12.94%	15,072,411	36%
2011 (10)	10.00	0.08	(0.68)	(0.60)	(0.06)	-		(0.06)	9.34	0.31%	0.21%	1.30%	(6.00%)	14,512,733	9%
Portfolio Optimization Growth
Class I
2013	$10.19	($0.03)	$1.81	$1.78	$-	$-		$-	$11.97	0.31%	0.28%	(0.28%)	17.46%	$13,367,354	14%
2012	9.09	0.17	1.11	1.28	(0.18)	-		(0.18)	10.19	0.31%	0.21%	1.76%	14.02%	12,605,307	34%
2011 (10)	10.00	0.06	(0.92)	(0.86)	(0.05)	-		(0.05)	9.09	0.31%	0.21%	1.01%	(8.60%)	12,541,915	8%
Portfolio Optimization Aggressive-Growth
Class I
2013	$10.02	($0.03)	$2.12	$2.09	$-	$-		$-	$12.11	0.31%	0.28%	(0.28%)	20.86%	$2,876,530	16%
2012	8.82	0.14	1.20	1.34	(0.14)	-		(0.14)	10.02	0.31%	0.21%	1.43%	15.17%	2,634,612	33%
2011 (10)	10.00	0.05	(1.19)	(1.14)	(0.04)	-		(0.04)	8.82	0.31%	0.21%	0.85%	(11.38%)	2,662,738	12%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective January 1, 2013, no dividends and capital gains distributions will be made by the portfolios (see Note 2B in Notes to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to the Financial Statements. The expense ratios for the Pacific Dynamix and Portfolio Optimization Portfolios do not include expenses of their respective underlying portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix and Portfolio Optimization Portfolios invest.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	Amount represents less than $0.005 per share.
(7)	Operations of Class P commenced on May 2, 2011.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

(8)	“Net Realized and Unrealized Gain (Loss)” and “Total Returns” include payments by an affiliate (Pacific Life Fund Advisors LLC) to certain portfolios of the Trust that were made during 2010 to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Trust’s securities lending program during 2008. The Trust had terminated the securities lending program on April 8, 2011 for all applicable portfolios except for the Long/Short Large-Cap Portfolio (See Note 8 in Notes to Financial Statements). The payments did not have an impact greater than or equal to $0.005 per share on any of the following portfolios:

Portfolio	Payment by Affiliate Impact to Portfolio Per Share	Payment by Affiliate Impact to Total Return
Diversified Bond	$0.00	0.00%
High Yield Bond	$0.00	0.00%
Managed Bond	$0.00	0.01%
Short Duration Bond	$0.00	0.00%
Focused 30	$0.00	0.01%
Growth	$0.00	0.00%
Mid-Cap Growth	$0.00	0.01%
Small-Cap Equity	$0.00	0.00%
Small-Cap Index	$0.00	0.00%
Health Sciences	$0.00	0.01%
Technology	$0.00	0.02%
International Value	$0.00	0.01%

(9)	The Floating Rate Income and Value Advantage Portfolios commenced operations on April 30, 2013.
(10)	The Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios commenced operations on May 2, 2011.
(11)	The Emerging Markets Debt Portfolio commenced operations on April 30, 2012.
(12)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the Master Funds for the years ended are as follows:

	Growth	Growth-Income	Asset Allocation
December 31, 2013	19%	19%	74%
December 31, 2012	21%	25%	61%
December 31, 2011	19%	22%	43%
December 31, 2010	28%	22%	46%
December 31, 2009	37%	24%	41%

(13)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for the year or period ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2013	1.45%	1.40%	1.25%	1.20%
December 31, 2012	1.37%	1.35%	1.16%	1.15%
December 31, 2011	1.36%	1.28%	1.16%	1.16%
December 31, 2010	1.36%	1.24%
December 31, 2009	1.32%	1.16%

(14)	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.
(15)	The Tactical Strategy and Tactical International Portfolios commenced operations on December 6, 2013.
(16)	The portfolio turnover rate for the American Funds Asset Allocation Portfolio represents an amount that is less than 0.5%.
(17)	The Currency Strategies, Global Absolute Return and Precious Metals Portfolios commenced operation on September 28, 2012.
(18)	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.
(19)	The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, and Pacific Dynamix-Growth Portfolios commenced operations on May 1, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of December 31, 2013, the Trust was comprised of fifty-eight separate portfolios, fifty of which are presented in these financial statements: the Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Growth (formerly Growth LT), Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Tactical Strategy, Value Advantage, Real Estate, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Tactical International, Currency Strategies, Global Absolute Return, and Precious Metals Portfolios (collectively the “Portfolio Optimization Underlying Portfolios”); and the Cash Management, Focused 30, Health Sciences, Technology, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.

The Trust offers two separate share classes, Class I and Class P. Each portfolio presented in these financial statements, except for the Tactical Strategy Portfolio; the Tactical International Portfolio; the American Funds Asset Allocation Portfolio; the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”); and the Portfolio Optimization Conservative, Portfolio Optimization Moderate- Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (collectively, the “Portfolio Optimization Portfolios”), offers both Class I and Class P shares. The Tactical Strategy and Tactical International Portfolios offer Class P shares only. The American Funds Asset Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios offer Class I shares only.

American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth, Growth-Income and Asset Allocation Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2013, the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios owned 1.44%, 3.31% and 9.51% of the Growth, Growth-Income and Asset Allocation Master Funds, respectively. American Funds Insurance Series is a registered trademark of AFD.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD Aggregate Bond Index, PD High Yield Bond Market, PD Large- Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”) (see Note 7C). Presently, only the Pacific Dynamix Portfolios and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Portfolios.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Underlying Portfolios, see the Where to Go for More Information section of this report on page F-32.

The Portfolio Optimization Portfolios invest their assets in Class P shares of the Portfolio Optimization Underlying Portfolios (see Note 7C). Presently, only the Portfolio Optimization Portfolios and the Adviser and certain of its affiliates can invest in Class P shares of the Portfolio Optimization Underlying Portfolios.

Shares of the portfolios within the Trust are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which portfolios of the Trust to make available.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

The Trust has implemented the disclosure requirements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. In Note 5 the Trust provides information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Trust discloses collateral received and posted in connection with master netting agreements or similar arrangements.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Currently each portfolio of the Trust is either qualified as a regulated investment company (the “RIC Portfolios”) under Subchapter M of the Internal Revenue Code or treated as a partnership (the “Partnership Portfolios”) for Federal income tax purposes only. Since January 1, 2013, each of the RIC Portfolios has utilized the consent dividend provision of section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the RIC Portfolios. In addition, the Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions have been made by any portfolios since January 1, 2013 under the new dividend and distributions policy (see Note 12 for additional information).

Prior to January 1, 2013, each portfolio declared and paid dividends on net investment income, if any, at least annually, except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt and Global Absolute Return Portfolios, for which dividends, if any, were declared and paid semi-annually, and realized capital gains, if any, were distributed at least annually for all portfolios. Dividends and capital gains distributions were recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular portfolio are charged to that portfolio (such as portfolio-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each portfolio. Generally other Trust expenses are allocated proportionately among all the portfolios in relation to the net assets of each portfolio.

E. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new portfolio on a straight-line basis over twelve months from commencement of operations.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of its investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values each portfolio’s investments, which includes using third party pricing services and/or approved alternate valuation methodologies, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each portfolio’s investments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

B. NET ASSET VALUE

Each portfolio of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a portfolio’s shares is called its net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding.

Each portfolio’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain portfolios may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the portfolios do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those portfolios.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board.

Money Market Instruments and Short-Term Investments

The investments of the Cash Management Portfolio and money market instruments and short-term investments in other portfolios maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that would be received if the portfolio sold the investment. Portfolio investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the last reported sale price or official closing price from an exchange as of the time of the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the last reported sale price or official closing price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using reference instruments and industry pricing models pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain fixed-income investments are valued by a benchmark, matrix, or other pricing methodologies approved by the Board or its delegate (i.e. a valuation committee approved by the Board).

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NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the applicable Pacific Dynamix Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the applicable Portfolio Optimization Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Feeder Portfolios

The NAVs of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio are determined by the Trust based upon the NAVs of the Master Funds at the time of computation. The NAVs of the Master Funds are determined by the management of the Master Funds and not the Trust. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the Board has delegated authority to a valuation committee to adopt and use alternate valuation formulas and methodologies as it deems necessary and appropriate (“Alternate Valuation Methodologies”) to value such investments. Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC, or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a portfolio would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each portfolio’s investments are characterized. The VOC includes investment, legal and compliance members of the Trust’s Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

— Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
— Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
— Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each portfolio’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each portfolio’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a portfolio had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each portfolio’s investments as of December 31, 2013 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration data received from active market makers and inter-dealer brokers, and yield curves. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by a portfolio are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Option Contracts

Exchange listed option contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to exchange listed option contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each portfolio as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each portfolio represents an indirect investment in the assets owned by that portfolio. As with any mutual fund, the value of the assets owned by each portfolio may move up or down, and as a result, an investment in a portfolio at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each portfolio’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of each portfolio’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Fund of Funds Investments

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. The annual report for the Pacific Dynamix Underlying Portfolios contains information about the risks associated with investing in the Pacific Dynamix Underlying Portfolios. Allocations among the Pacific Dynamix Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any of the Pacific Dynamix Underlying Portfolios (see Note 7C).

The Portfolio Optimization Portfolios are exposed to the same risks as the Portfolio Optimization Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Portfolio Optimization Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Portfolio Optimization Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any of the Portfolio Optimization Underlying Portfolios (see Note 7C).

Feeder Portfolios

The American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios are exposed to the same risks as the corresponding Master Funds in which they invest. For more information regarding the risks associated with each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions, and many of the factors discussed in General Investment Risks above.

Debt Investments

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on debt investments. There is a risk that an issuer of a portfolio’s debt investments may not be able to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or money market instruments. The value of debt investments may fall when interest rates rise. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. Certain monetary policies enacted by the Federal Reserve (“Fed”) can have a significant impact on the financial markets and the Trust. The Fed’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Senior Loan Participations and Assignments

Certain portfolios may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

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NOTES TO FINANCIAL STATEMENTS (Continued)

When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance with the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2013, no participation interest in Senior Loans was held by any of the portfolios presented in these financial statements.

Inflation-Indexed Bonds

Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Trust to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each portfolio’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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NOTES TO FINANCIAL STATEMENTS (Continued)

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed- delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed- delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a portfolio’s volatility.

Repurchase Agreements

Certain portfolios may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a portfolio to resell, the security at an agreed upon price and time. Repurchase agreements permit a portfolio to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the portfolios at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a portfolio are collateralized with cash or securities of a type that a portfolio is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a portfolio must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a portfolio is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a portfolio normally will have used the collateral received to settle the short sale, a portfolio will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a portfolio as collateral, the portfolio has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to a portfolio under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the portfolio may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a portfolio’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions (see Note 5).

Reverse Repurchase Agreements – Certain portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which

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may result in interest income to the portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a portfolio may decline below the repurchase price of the security. A portfolio will segregate assets determined to be liquid by the portfolio manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain portfolios may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the portfolio are recorded as a liability. A portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to a portfolio. A portfolio will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the portfolio’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Master Agreements and Netting Arrangements – Certain portfolios are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a portfolio or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a portfolio’s financial statements. A portfolio’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given portfolio exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between each portfolio, the Trust’s Custodian and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

B. DERIVATIVE INVESTMENTS AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios used futures to manage portfolio risk and duration. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Equity Index, Small-Cap Equity and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each portfolio’s cash flows and residual cash balances. The Long/Short Large-Cap and Value Advantage Portfolios used futures contracts to maintain full exposure to the equity markets. The Tactical

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Strategy and Tactical International Portfolios entered into futures as a substitute for cash exposure, to provide liquidity, and as part of each portfolio’s investment strategy. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets, to provide daily liquidity for the portfolio’s inflows and outflows, and as a part of the portfolio’s investment strategy. The Comstock, Equity Index, Growth, Large-Cap Growth, Large-Cap Value, Main Street Core, Mid-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Portfolios.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a portfolio to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A portfolio’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.

During the reporting period, the portfolios entered into option contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios purchased or wrote options to manage portfolio risk and duration. The Inflation Managed and Managed Bond Portfolios purchased or wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Portfolios also utilized inflation floors to hedge duration. The Emerging Markets Debt Portfolio used option contracts to gain market exposure, for hedging purposes, and as a part of the portfolio’s investment strategy. The Growth portfolio invested in options to reduce volatility and to increase returns. The Mid-Cap Growth Portfolio used option contracts to hedge long equity exposures to underlying stocks. The Tactical Strategy Portfolio purchased options on equity futures as a substitute for cash bond exposure. The Tactical International Portfolio purchased options on equities and currencies as a substitute for cash bond exposure, to hedge currency exposure, and as part of the portfolio’s investment strategy. The Global Absolute Return Portfolio purchased or wrote options for hedging purposes to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A portfolio records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into forward foreign currency contracts for the following reasons: The Diversified Bond, Inflation Protected, Short Duration Bond, Growth, Large-Cap Growth, International Small-Cap, and International Value Portfolios used Forward Contracts for hedging purposes to help protect the portfolios’ returns against adverse currency movements. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the portfolio’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these portfolios’ investments and as a part these portfolios’ investment strategy. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the portfolio’s returns against adverse currency movements, and as a part of the portfolio’s investment strategy. The Tactical Strategy Portfolio entered into Forward Contracts to hedge the currency exposure associated with some of the portfolio’s securities and as part of the portfolio’s investment strategy. The Tactical International Portfolio entered into Forward Contracts in connections with settling planned purchases or sales of securities, to hedge currency exposure associated with some or all of the portfolio’s securities, and as part of the portfolio’s investment strategy. The Currency Strategies Portfolio purchased and sold non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the portfolio’s returns against adverse

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currency movements and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the portfolio’s returns against adverse currency movements, to enhance returns, and as a substitute for securities.

Swaps Agreements – Swaps agreements are bilaterally negotiated agreements between the portfolios and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by the portfolios are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain portfolios hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain portfolios enter into interest rate swap agreements.

A portfolio investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A portfolio’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the portfolios entered into interest rate swap contracts for the following reasons: The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to manage interest rate and currency risk, to enhance returns, and as part of the portfolio’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the

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form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A portfolio may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a portfolio may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A portfolio may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A portfolio’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations,

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upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

During the reporting period, the portfolios entered into credit default swap contracts for the following reasons: The Diversified Bond Portfolio utilized credit default swaps to manage duration and credit risk, as a substitute for physical securities and as part of the portfolio’s investment strategy. The High Yield Bond Portfolio sold credit protection through credit default swaps to obtain exposure to the broader high yield market through the use of credit default swaps on credit indices. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. Both Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Global Absolute Return Portfolio entered into credit default swaps for hedging purposes, to increase or decrease credit exposure to various indices, individual issuers and securities or groups of securities, and to enhance returns.

Total Return Swaps – A portfolio investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform, or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty. A portfolio’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover a portfolio’s exposure to the counterparty.

A portfolio may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the portfolios entered into total return swap contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios entered into total return swaps to manage duration and credit risk, as a substitute for physical securities and as part of each portfolio’s investment strategy. The Emerging Markets Debt Portfolio entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio entered into total return swaps to increase or decrease credit exposure to various indices, individual issuers and securities or groups of securities, as a substitute for securities, and to enhance returns.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation
Credit contracts	Swap contracts, at value	Swap contracts, at value
Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin

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The following is a summary of fair values of derivative investments disclosed in the Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2013:

		Asset Derivative Investments Value
Portfolio	Total Value at December 31, 2013	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$5,954,200	$-	$-		$4,741,636	$1,212,564	*
Inflation Managed	21,899,883	-	-		9,424,289	12,475,594	*
Inflation Protected	1,138,856	-	-		119,716	1,019,140	*
Managed Bond	87,671,031	3,332,418	-		6,761,199	77,577,414	*
Short Duration Bond	423,681	-	-		-	423,681	*
Emerging Markets Debt	12,904,639	-	-		2,339,266	10,565,373
Comstock	95,844	-	-		95,844	-
Equity Index	871,374	-	871,374	*	-	-
Large-Cap Growth	385,403	-	-		385,403	-
Long/Short Large-Cap	36,570	-	36,570	*	-	-
Mid-Cap Growth	222,050	-	222,050		-	-
Small-Cap Equity	119,065	-	119,065	*	-	-
Small-Cap Index	437,264	-	437,264	*	-	-
Tactical Strategy	71,397,112	-	71,295,603	*	101,509	-
International Value	6,730,514	-	-		6,730,514	-
Tactical International	40,813,928	-	38,367,930	*	2,445,998	-
Currency Strategies	65,412,601	-	-		65,412,601	-
Global Absolute Return	123,559,619	57,277,419	3,121,948	*	46,585,016	16,575,236	*

		Liability Derivative Investments Value
Portfolio	Total Value at December 31, 2013	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($8,976,746)	($705,648)	$-	($3,926,762 )*	($4,344,336	)*
Inflation Managed	(7,363,404)	(639,717)	-	(444,658)	(6,279,029	)*
Inflation Protected	(7,344,010)	-	-	(3,917,945)	(3,426,065	)*
Managed Bond	(32,938,697)	(159,881)	-	(14,373,055)	(18,405,761	)*
Emerging Markets Debt	(3,458,545)	-	-	(3,445,078)	(13,467)
Comstock	(596,581)	-	-	(596,581)	-
Mid-Cap Growth	(396,115)	-	(396,115)	-	-
International Value	(9,992,970)	-	-	(9,992,970)	-
Tactical International	(7,903,722)	-	-	(7,903,722)	-
Currency Strategies	(66,712,109)	-	-	(66,712,109)	-
Global Absolute Return	(68,385,355)	(26,152,996)	-	(36,179,577)	(6,052,782)

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies
Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

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The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2013:

	Realized Gain (loss) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$33,976,708	($1,337,931)	$-	$3,666,783	$31,647,856
High Yield Bond	1,087,848	1,087,848	-	-	-
Inflation Managed	31,295,474	(1,034,797)	-	29,639,794	2,690,477
Inflation Protected	(36,868,113)	-	-	2,550,010	(39,418,123)
Managed Bond	64,285,503	6,651,857	-	35,170,691	22,462,955
Short Duration Bond	(206,249)	-	-	(47,951)	(158,298)
Emerging Markets Debt	1,474,119	-	-	1,698,492	(224,373)
Comstock	(8,017,773)	-	4,338,514	(12,356,287)	-
Equity Index	6,402,201	-	6,402,201	-	-
Growth	2,327,395	-	538,430	1,788,965	-
Large-Cap Growth	3,128,750	-	3,128,750	-	-
Large-Cap Value	6,265,206	-	6,265,206	-	-
Long/Short Large-Cap	6,550,308	-	6,550,308	-	-
Main Street Core	1,377,715	-	1,377,715	-	-
Mid-Cap Value	3,123,664	-	3,123,664	-	-
Small-Cap Equity	2,556,535	-	2,556,535	-	-
Small-Cap Index	3,733,942	-	3,733,942	-	-
Tactical Strategy	(23,388,170)	-	(23,388,170)	-	-
Value Advantage	589,267	-	589,267	-	-
Emerging Markets	642,741	-	642,646	95	-
International Large-Cap	(6,278,378)	-	(6,278,378)	-	-
International Small-Cap	109,754	-	-	109,754	-
International Value	(7,541,938)	-	(6,269,615)	(1,272,323)	-
Tactical International	1,529,957	-	1,529,957	-	-
Currency Strategies	66,987,675	-	-	66,987,675	-
Global Absolute Return	(57,895,129)	(9,805,075)	932,913	(25,439,397)	(23,583,570)
Precious Metals	(2,576)	-	-	(2,576)	-

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($4,437,120)	($426,395)	$-	$1,042,676	($5,053,401)
High Yield Bond	(19,861)	(19,861)	-	-	-
Inflation Managed	842,853	35,011	-	(292,357)	1,100,199
Inflation Protected	(525,713)	-	-	(518,842)	(6,871)
Managed Bond	1,589,491	(8,996,651)	-	(4,914,735)	15,500,877
Short Duration Bond	402,537	-	-	(21,144)	423,681
Emerging Markets Debt	(3,182,200)	-	-	(660,150)	(2,522,050)
Comstock	2,653,462	-	-	2,653,462	-
Equity Index	1,073,668	-	1,073,668	-	-
Growth	374,210	-	397,553	(23,343)	-
Large-Cap Growth	385,403	-	-	385,403	-
Long/Short Large-Cap	84,275	-	84,275	-	-
Mid-Cap Growth	(139,864)	-	(139,864)	-	-
Small-Cap Equity	3,960	-	3,960	-	-
Small-Cap Index	24,479	-	24,479	-	-
Tactical Strategy	71,386,084	-	71,284,575	101,509	-
International Small-Cap	(1,244,392)	-	-	(1,244,392)	-
International Value	(4,779,487)	-	-	(4,779,487)	-
Tactical International	32,552,916	-	38,099,000	(5,546,084)	-
Currency Strategies	(8,222,991)	-	-	(8,222,991)	-
Global Absolute Return	7,744,245	(10,580,313)	1,907,578	13,902,909	2,514,071

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of December 31, 2013 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable portfolio for the year ended December 31, 2013.

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The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements):

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities
Diversified Bond
Options	$263,496	$-	$-	$263,496	$-	$-	$-	$-
Foreign currency contracts	4,478,140	2,621,860	-	1,856,280	(3,916,188)	(2,621,860)	-	(1,294,328)
Inflation Managed
Swaps	2,116,536	1,062,807	929,191	124,538	(3,895,126)	(1,062,807)	(1,847,895)	(984,424)
Options	309,006	54,592	224,345	30,069	(932,702)	(54,592)	(572,907)	(305,203)
Foreign currency contracts	9,424,289	415,005	8,004,275	1,005,009	(444,658)	(415,005)	(19,347)	(10,306)
Sale-buyback financing					(1,171,073,291)	(1,156,877,636)	(8,685,211)	(5,510,444)
Inflation Protected
Swaps	-	-	-	-	(2,442,594)	-	(1,300,000)	(1,142,594)
Foreign currency contracts	119,716	-	-	119,716	(3,917,945)	-	-	(3,917,945)
Managed Bond
Swaps	4,219,769	1,673,142	1,674,383	872,244	(2,056,415)	(1,673,142)	(330,968)	(52,305)
Options	-	-	-	-	(2,450,767)	-	(2,116,315)	(334,452)
Foreign currency contracts	6,761,199	2,409,515	3,889,070	462,614	(14,373,055)	(2,409,515)	(10,330,898)	(1,632,642)
Reverse repurchase agreements					(1,740,000)	-	(1,740,000)	-
Sale-buyback financing transactions					(15,890,671)	(15,844,993)	-	(45,678)
Emerging Markets Debt
Swaps	10,565,373	867	-	10,564,506	(13,467)	(867)	-	(12,600)
Foreign currency contracts	2,339,266	1,764,544	-	574,722	(3,445,078)	(1,764,544)	(441,343)	(1,239,191)
Comstock
Foreign currency contracts	95,844	95,844	-	-	(596,581)	(95,844)	-	(500,737)
Large-Cap Growth
Foreign currency contracts	385,403	-	-	385,403	-	-	-	-
Mid-Cap Growth
Options	220,050	220,050	-	-	(396,115)	(222,050)	-	(174,065)
Tactical Strategy
Foreign currency contracts	101,509	-	-	101,509	-	-	-	-
International Value
Foreign currency contracts	6,730,514	2,638,296	-	4,092,218	(9,992,970)	(2,638,296)	-	(7,354,674)
Tactical International
Options	117,054	-	92,571	24,483	-	-	-	-
Foreign currency contracts	2,425,996	229,045	1,737,429	459,522	(7,903,722)	(229,045)	(5,644,011)	(2,030,666)
Currency Strategies
Foreign currency contracts	65,412,601	36,083,658	23,925,990	5,402,953	(66,712,109)	(36,083,658)	(18,604,780)	(12,023,671)
Global Absolute Return
Swaps	92,295,086	28,451,319	56,689,511	7,154,256	(30,648,200)	(28,451,319)	(1,461,477)	(735,404)
Options	284,877	79,529	182,337	23,011	(2,560,236)	(79,529)	(1,650,292)	(830,415)
Foreign currency contracts	22,849,355	19,684,821	2,809,920	354,614	(33,619,341)	(19,684,821)	(9,269,951)	(4,664,569)

Certain portfolios had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable portfolio’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable portfolio, except for the Global Absolute Return Portfolio, exceeded the value of the repurchase agreements as of December 31, 2013. For the Global Absolute Return Portfolio (see page B-150), the value of the collateral (European Investment Bank) of $43,687,717 held by the portfolio for one of the repurchase agreements (Bank of America Corp), which was entered into by the portfolio for the purpose of selling a security short, exceeded the value of the repurchase price of the repurchase agreement ($43,679,848). The collateral value represented 99.98% of the value of the repurchase agreement ($43,695,651) as of December 31, 2013. As discussed in Note 4 on page D-9, in the case of a repurchase agreement entered into by a portfolio for the purposes of selling a security short, the value of the collateral delivered to a portfolio must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

As of December 31, 2013, the total value of securities out on loan for the Long/Short Large-Cap Portfolio was $57,079,314, and the cash collateral received was $58,101,983 (see Note (c) in Notes to Schedules of Investments and Statements of Assets and Liabilities).

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, PLFA, a wholly owned subsidiary of Pacific Life, serves as Adviser to each portfolio of the Trust and manages the Pacific Dynamix and Portfolio Optimization Portfolios directly. PLFA also manages the Cash Management, Floating Rate Income and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Cash Management, Floating Rate Income, High Yield Bond, American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios, PLFA has retained other portfolio management firms to sub-advise each portfolio, as discussed later in this

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section. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Cash Management	0.20% of first $250 million 0.15% of next $250 million 0.10% of next $3.5 billion 0.08% on excess	Mid-Cap Growth (1)	0.70% of first $4 billion 0.68% on excess
Diversified Bond High Yield Bond Inflation Managed Managed Bond Short Duration Bond	0.40% of first $4 billion 0.38% on excess	Mid-Cap Value	0.70% of first $1 billion 0.65% of next $1 billion 0.60% on excess
Floating Rate Income	0.65% of First $1 billion 0.62% of next $1 billion 0.59% of next $2 billion 0.57% on excess	Small-Cap Growth	0.60% of first $4 billion 0.58% on excess
Floating Rate Loan (1) American Funds Growth (2) American Funds Growth-Income (2) Small-Cap Equity (1) Small-Cap Value American Funds Asset Allocation (2)	0.75% of first $1 billion 0.72% of next $1 billion 0.69% of next $2 billion 0.67% on excess	Small-Cap Index	0.30% of first $4 billion 0.28% on excess
Inflation Protected	0.40% of first $200 million 0.35% of next $800 million 0.34% of next $1 billion 0.33% on excess	Tactical Strategy Tactical International	0.55% of first $1 billion 0.50% on excess
Emerging Markets Debt	0.785% of first $1 billion 0.755% of next $1 billion 0.725% of next $2 billion 0.705% on excess	Value Advantage	0.66% of first $4 billion 0.64% on excess
Comstock (1) Focused 30 Large-Cap Growth (1)	0.75% of first $100 million 0.71% of next $900 million 0.68% of next $3 billion 0.66% on excess	Health Sciences Technology	0.90% of first $1 billion 0.87% of next $1 billion 0.84% of next $2 billion 0.82% on excess
Dividend Growth	0.70% of first $100 million 0.66% of next $900 million 0.63% of next $3 billion 0.61% on excess	Real Estate	0.90% of first $100 million 0.82% of next $900 million 0.80% of next $3 billion 0.78% on excess
Equity Index	0.05% of first $4 billion 0.03% on excess	Emerging Markets	0.80% of first $4 billion 0.78% on excess
Growth	0.55% of first $4 billion 0.53% on excess	International Large-Cap	0.85% of first $100 million 0.77% of next $900 million 0.75% of next $3 billion 0.73% on excess
Large-Cap Value	0.65% of first $100 million 0.61% of next $900 million 0.58% of next $3 billion 0.56% on excess	International Small-Cap (1)	0.85% of first $1 billion 0.82% of next $1 billion 0.79% of next $2 billion 0.77% on excess
Long/Short Large-Cap (1)	1.00% of the first $4 billion 0.98% on excess	Currency Strategies	0.65% on first $3 billion 0.63% on excess
Main Street Core	0.45% of first $4 billion 0.43% on excess	Global Absolute Return	0.80% on first $3 billion 0.78% on excess
Mid-Cap Equity International Value	0.65% of first $4 billion 0.63% on excess	Precious Metals	0.75% on first $100 million 0.70% on next $400 million 0.65% on next $500 million 0.60% on excess
Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth	0.20%	Portfolio Optimization Conservative (3) Portfolio Optimization Moderate-Conservative (3) Portfolio Optimization Moderate (3) Portfolio Optimization Growth (3) Portfolio Optimization Aggressive-Growth (3)	0.10%

(1)	PLFA agreed to waive 0.10%, 0.015%, 0.045% (0.275% from January 1, 2013 through April 30, 2013), 0.05%, 0.05%, 0.10% and 0.02% of its advisory fee for the Floating Rate Loan, Comstock, Large-Cap Growth, Long/Short Large-Cap, Mid-Cap Growth, Small-Cap Equity and International Small-Cap Portfolios, respectively, through April 30, 2014 except for Mid-Cap Growth Portfolio through April 30, 2015. The agreements can be terminated upon ninety days’ prior written notice by the Trust or if the investment agreements or sub-advisory agreements are terminated. There is no guarantee that PLFA will continue such waivers after that date.
(2)	PLFA agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% (0.30% effective January 1, 2014) until the earlier of April 30, 2015 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.
(3)	PLFA waived its advisory fee for each of the Portfolio Optimization Portfolios through April 30, 2013.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2013, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise thirty-six of the fifty portfolios presented in these financial statements. The following firms serve as sub-advisers for the respective portfolios: Western Asset Management Company for the Diversified Bond and Inflation Protected Portfolios; Eaton Vance Investment Managers for the Floating Rate Loan and Global Absolute Return Portfolios; Pacific Investment Management Company LLC for the Inflation Managed, Managed Bond, Tactical Strategy and Tactical International Portfolios; T. Rowe Price Associates, Inc. for the Short Duration Bond and Dividend Growth Portfolios; Ashmore Investment Management Limited for the Emerging Markets Debt Portfolio; Invesco Advisers, Inc. for the Comstock Portfolio; BlackRock Investment Management, LLC for the Equity Index, Large-Cap Growth and Small-Cap Index Portfolios; Janus Capital Management LLC for the Focused 30 Portfolio; MFS Investment Management for the Growth and International Large-Cap Portfolios; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; J.P. Morgan Investment Management, Inc. for the Long/Short Large-Cap, Value Advantage and International Value Portfolios; OppenheimerFunds, Inc. for the Main Street Core and Emerging Markets Portfolios; Scout Investments, Inc. for the Mid-Cap Equity Portfolio; Ivy Investment Management Company for the Mid-Cap Growth Portfolio; BlackRock Capital Management, Inc. for the Mid-Cap Value Portfolio; Franklin Advisory Services, LLC and BlackRock Investment Management, LLC (co- sub-advisers) for the Small-Cap Equity Portfolio; Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; NFJ Investment Group LLC for the Small-Cap Value Portfolio; Jennison Associates LLC for the Health Sciences Portfolio; Morgan Stanley Investment Management Inc. for the Real Estate Portfolio; Columbia Management Investment Advisers, LLC for the Technology Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; UBS Global Asset Management (Americas) Inc. and Macro Currency Group for the Currency Strategies Portfolio and Wells Capital Management Incorporated for the Precious Metals Portfolio. PLFA, as Adviser to each portfolio of the Trust, pays the related portfolio management fees to these sub-advisors as compensation for their sub-advisory services provided to the Trust.

Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other management firms to sub-advise the assets of the Feeder Portfolios. PLFA is the Adviser to the Feeder Portfolios. Capital Research and Management Company (“CRMC”), pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and CRMC, serves as the investment adviser to the Master Funds. For the year ended December 31, 2013, CRMC received advisory fees of 0.33%, 0.27% and 0.29% from the Growth, Growth-Income and Asset Allocation Master Funds, respectively, and an administrative fee of 0.01% for administrative services provided by CRMC and its affiliates, based on the annual percentage of average daily net assets of each Master Fund.

Pursuant to an Agreement for Administration and Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Trust’s securities lending program, maintaining the Trust’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I shares of the Trust, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Trust and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. Pursuant to a Service Plan, the Distributor receives from the Trust a service fee of 0.20% on Class I shares only, based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the service fees earned by the Distributor (applicable to Class I shares only), and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each portfolio presented in these financial statements for the year ended December 31, 2013 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2013 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each portfolio (other than the Pacific Dynamix Portfolios) for certain operating expenses that exceed an annual rate based on a percentage of a portfolio’s average daily net assets. These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents, as applicable; independent trustees’

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the independent trustees). The expense cap is 0.03% for the Portfolio Optimization Portfolios and 0.10% for all other portfolios presented in these financial statements. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each portfolio for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Portfolios that exceed an annual rate of 0.59% of a portfolio’s average daily net assets through April 30, 2014. There is no guarantee that PLFA will continue to cap or reimburse upon the expiration of the applicable expense cap agreements. PLFA has agreed, temporarily, to reimburse expenses or waive a portion of its fees with respect to the Cash Management Portfolio to the extent necessary to prevent the portfolio’s expenses from exceeding earnings (i.e. a negative yield). However, there can be no assurance that a negative yield will not occur. There is no guarantee that PLFA will continue to waive a portion of its fees in the future.

Any reimbursement, except for the reimbursement of $1,920,227 to the Cash Management Portfolio, is subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such expenses fall below the current expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolios, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable portfolios presented in these financial statements for the year ended December 31, 2013 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2013 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2013 that are subject to recoupment by PLFA from the portfolios presented in these financial statements are as follows:

	Expiration
Portfolio	2014	2015	2016
Pacific Dynamix-Conservative Growth	$63,518	$76,176	$130,618
Pacific Dynamix-Moderate Growth	131,597	239,686	441,533
Pacific Dynamix-Growth	117,915	164,359	199,018

During the year ended December 31, 2013, PLFA recouped $18,455 from the Floating Rate Income Portfolio. There was no recoupment of expense reimbursement by PLFA from any other portfolios presented in these financial statements for the year ended December 31, 2013.

C. INVESTMENTS IN AFFILIATED PORTFOLIOS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended December 31, 2013 is as follows:

Portfolio/Master Fund	Beginning Value as of January 1, 2013	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (3)	Change in Unrealized Appreciation	As of December 31, 2013
							Ending Value	Share Balance
American Funds Asset Allocation
American Funds Insurance Series®
Asset Allocation Fund-Class 1	$571,312,589	$769,048,013	$22,420,634	$865,805	$318,783	$193,673,569	$1,555,907,783	69,182,205

(1)	Purchased cost excludes distributions received and reinvested.
(2)	Distributions received include distributions from net investment income, if any.
(3)	Net realized gain includes distributions from capital gains, if any.

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2013	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2013
						Ending Value	Share Balance
Pacific Dynamix – Conservative Growth
PD Aggregate Bond Index ‘P’	$132,964,797	$68,200,214	$14,576,160	$193,590	($3,925,622)	$182,856,819	16,787,985
PD High Yield Bond Market ‘P’	15,034,145	5,840,007	1,619,573	43,636	1,139,114	20,437,329	1,630,761
PD Large-Cap Growth Index ‘P’	27,397,501	4,722,754	2,969,218	745,482	8,807,109	38,703,628	1,830,574
PD Large-Cap Value Index ‘P’	32,934,956	5,764,351	3,509,075	850,451	10,059,064	46,099,747	2,292,579
PD Small-Cap Growth Index ‘P’	5,162,566	100,574	539,858	164,846	2,018,091	6,906,219	330,519
PD Small-Cap Value Index ‘P’	7,791,712	482,431	809,787	190,988	2,473,140	10,128,484	538,659
PD Emerging Markets ‘P’	2,353,618	4,996,563	505,853	(70,793)	(73,814)	6,699,721	452,957
PD International Large-Cap ‘P’	25,320,937	2,759,066	2,463,364	428,212	4,969,768	31,014,619	1,903,130
Total	$248,960,232	$92,865,960	$26,992,888	$2,546,412	$25,466,850	$342,846,566

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix or Portfolio Optimization Underlying Portfolio	Beginning Value as of January 1, 2013	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2013
						Ending Value	Share Balance

Pacific Dynamix – Moderate Growth
PD Aggregate Bond Index ‘P’	$224,739,260	$187,433,465	$8,187,156	$566,843	($7,600,827)	$396,951,585	36,443,910
PD High Yield Bond Market ‘P’	30,830,960	24,074,949	1,169,594	54,263	2,839,534	56,630,112	4,518,702
PD Large-Cap Growth Index ‘P’	94,739,901	44,008,035	3,508,781	1,155,974	37,352,136	173,747,265	8,217,762
PD Large-Cap Value Index ‘P’	124,236,986	58,028,811	4,444,456	1,384,217	44,885,330	224,090,888	11,144,226
PD Small-Cap Growth Index ‘P’	20,063,191	6,604,307	701,756	173,458	9,336,557	35,475,757	1,697,803
PD Small-Cap Value Index ‘P’	33,016,492	13,454,612	1,169,594	249,774	12,757,851	58,309,135	3,101,030
PD Emerging Markets ‘P’	19,757,932	26,144,636	756,667	37,182	(421,359)	44,761,724	3,026,263
PD International Large-Cap ‘P’	97,312,015	43,468,463	3,453,871	535,525	23,895,370	161,757,502	9,925,822
Total	$644,696,737	$403,217,278	$23,391,875	$4,157,236	$123,044,592	$1,151,723,968

Pacific Dynamix – Growth
PD Aggregate Bond Index ‘P’	$51,756,859	$31,896,886	$8,781,582	$358,674	($1,644,266)	$73,586,571	6,755,943
PD High Yield Bond Market ‘P’	-	7,998,577	122,462	(2,140)	169,963	8,043,938	641,852
PD Large-Cap Growth Index ‘P’	49,129,992	15,583,232	2,758,842	769,691	17,397,369	80,121,442	3,789,521
PD Large-Cap Value Index ‘P’	60,364,996	17,043,676	3,278,420	934,279	19,562,593	94,627,124	4,705,886
PD Small-Cap Growth Index ‘P’	15,909,498	3,027,083	871,213	250,545	6,915,737	25,231,650	1,207,539
PD Small-Cap Value Index ‘P’	21,488,693	5,473,495	1,161,618	262,557	7,586,435	33,649,562	1,789,570
PD Emerging Markets ‘P’	13,783,904	11,560,820	787,242	46,225	(439,278)	24,164,429	1,633,715
PD International Large-Cap ‘P’	51,736,725	18,110,542	2,758,842	260,888	11,968,885	79,318,198	4,867,152
Total	$264,170,667	$110,694,311	$20,520,221	$2,880,719	$61,517,438	$418,742,914

Portfolio Optimization Conservative
Diversified Bond ‘P’	$491,654,914	$66,876	$135,502,611	$8,183,665	($12,210,040)	$352,192,804	32,555,032
Floating Rate Income ‘P’	-	64,223,975	13,941,771	77,341	1,133,138	51,492,683	5,028,065
Floating Rate Loan ‘P’	222,852,974	23,064	108,568,094	5,128,092	3,362,184	122,798,220	15,301,583
High Yield Bond ‘P’	183,486,761	9,214	53,253,517	4,559,741	7,079,227	141,881,426	19,370,189
Inflation Managed ‘P’	190,267,123	12,202,065	15,173,341	(1,448,650)	(14,935,927)	170,911,270	15,708,372
Inflation Protected ‘P’	227,191,972	42,435	36,248,550	622,950	(20,394,688)	171,214,119	17,239,610
Managed Bond ‘P’	610,785,390	76,759	175,926,237	6,761,261	(16,754,097)	424,943,076	34,468,153
Short Duration Bond ‘P’	565,671,214	75,401	156,514,768	3,066,990	(358,412)	411,940,425	42,315,927
Emerging Markets Debt ‘P’	197,510,608	58,316,835	38,813,135	1,442,028	(17,147,954)	201,308,382	19,830,265
Comstock ‘P’	129,907,025	124,733	88,033,324	19,013,265	13,383,458	74,395,157	5,895,317
Dividend Growth ‘P’	-	8,887,699	-	-	1,154,305	10,042,004	700,539
Equity Index ‘P’	95,218,518	1,157,971	66,611,527	14,177,969	6,171,864	50,114,795	1,211,524
Growth ‘P’	-	17,629,759	-	-	3,424,978	21,054,737	1,097,890
Large-Cap Growth ‘P’	76,163,462	23,838,181	68,958,313	4,652,346	9,283,146	44,978,822	5,431,960
Large-Cap Value ‘P’	157,340,798	537,711	92,875,827	21,224,885	18,218,772	104,446,339	6,046,077
Main Street Core ‘P’	-	8,873,067	-	-	1,348,318	10,221,385	359,461
Mid-Cap Equity ‘P’	44,252,182	8,067,827	32,182,865	58,350	9,693,875	29,889,369	1,808,853
Mid-Cap Value ‘P’	63,025,129	4,349,238	51,285,387	5,589,928	7,275,785	28,954,693	1,512,389
Value Advantage ‘P’	-	35,703,175	10,836,487	727,356	4,031,278	29,625,322	2,532,923
International Large-Cap ‘P’	76,652,384	5,077,046	27,599,426	4,086,962	9,032,548	67,249,514	7,930,173
International Value ‘P’	46,185,384	2,797,028	19,044,727	1,949,986	7,381,378	39,269,049	2,998,515
Currency Strategies ‘P’	121,887,642	9,691,103	48,674,818	291,453	3,454,932	86,650,312	8,428,924
Global Absolute Return ‘P’	229,236,674	-	55,426,716	(221,126)	(1,573,587)	172,015,245	17,393,217
Precious Metals ‘P’	44,188,227	16,764,926	26,172,097	(5,495,881)	(7,742,802)	21,542,373	4,884,750
Total	$3,773,478,381	$278,536,088	$1,321,643,538	$94,448,911	$14,311,679	$2,839,131,521

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Portfolio Optimization Underlying Portfolio	Beginning Value as of January 1, 2013	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2013
						Ending Value	Share Balance
Portfolio Optimization Moderate – Conservative
Diversified Bond ‘P’	$420,935,898	$9,221,172	$5,369,824	$409,162	($4,319,642)	$420,876,766	38,903,852
Floating Rate Income ‘P’	-	75,885,862	3,763,257	29,514	1,623,668	73,775,787	7,203,925
Floating Rate Loan ‘P’	239,863,944	13,894	78,830,630	3,710,614	6,139,026	170,896,848	21,295,035
High Yield Bond ‘P’	199,233,437	2,434,113	20,033,315	1,701,930	12,523,249	195,859,414	26,739,468
Inflation Managed ‘P’	204,270,301	5,889,238	3,295,079	(125,164)	(17,798,573)	188,940,723	17,365,451
Inflation Protected ‘P’	246,026,817	5,875,136	28,087,837	604,230	(22,802,682)	201,615,664	20,300,752
Managed Bond ‘P’	515,441,409	6,170,352	8,689,990	436,190	(10,656,150)	502,701,811	40,775,351
Short Duration Bond ‘P’	514,629,705	4,187,690	78,075,017	1,598,038	1,230,777	443,571,193	45,565,147
Emerging Markets Debt ‘P’	179,566,464	12,038,646	6,532,660	529,949	(11,624,334)	173,978,065	17,138,040
American Funds Growth-Income ‘P’	42,239,443	-	-	-	14,047,522	56,286,965	4,050,232
Comstock ‘P’	176,947,395	23,705	70,952,725	15,432,489	38,685,101	160,135,965	12,689,701
Dividend Growth ‘P’	89,965,690	82,211	21,944,019	4,991,332	20,030,065	93,125,279	6,496,500
Equity Index ‘P’	177,838,222	1,056,324	215,794,480	51,604,719	(14,704,785)	-	-
Growth ‘P’	-	71,141,780	15,653,021	1,981,956	13,008,338	70,479,053	3,675,101
Large-Cap Growth ‘P’	130,522,591	1,414,108	58,662,087	8,748,492	31,848,788	113,871,892	13,751,975
Large-Cap Value ‘P’	255,452,973	9,129	106,258,414	25,540,084	45,761,053	220,504,825	12,764,346
Main Street Core ‘P’	177,425,622	1,568,071	100,077,338	19,982,311	20,949,352	119,848,018	4,214,762
Mid-Cap Equity ‘P’	18,674,600	3,782,286	1,333,500	(169,494)	7,254,708	28,208,600	1,707,136
Mid-Cap Growth ‘P’	8,854,606	685,831	2,692,818	492,749	2,328,265	9,668,633	935,747
Mid-Cap Value ‘P’	95,637,068	5,584	27,340,455	3,490,280	25,445,361	97,237,838	5,079,020
Small-Cap Equity ‘P’	63,050,953	1,255,560	15,491,810	2,694,622	17,263,153	68,772,478	3,372,031
Small-Cap Growth	-	1,299,137	-	-	172,137	1,471,274	97,012
Small-Cap Index ‘P’	62,033,955	10,733	50,945,200	10,788,322	5,443,540	27,331,350	1,586,947
Small-Cap Value ‘P’	-	1,300,751	-	-	174,399	1,475,150	81,338
Tactical Strategy ‘P’	-	144,762,437	609,835	3,010	3,365,010	147,520,622	14,415,561
Value Advantage ‘P’	-	73,131,343	10,176,804	754,273	9,990,086	73,698,898	6,301,151
Emerging Markets ‘P’	48,605,357	8,960,960	6,649,214	(477,002)	5,099,032	55,539,133	3,404,731
International Large-Cap ‘P’	126,615,121	5,802,974	81,945,086	12,127,772	6,870,662	69,471,443	8,192,186
International Small-Cap ‘P’	97,220,275	4,678,092	17,025,912	1,013,147	23,913,478	109,799,080	9,904,176
International Value ‘P’	102,297,756	4,367,760	69,707,720	8,095,819	10,028,359	55,081,974	4,205,962
Tactical International ‘P’	-	90,972,855	406,589	4,388	3,506,986	94,077,640	9,057,065
Currency Strategies ‘P’	140,466,473	882,274	13,659,282	532,434	5,173,599	133,395,498	12,976,069
Global Absolute Return ‘P’	282,909,879	193,267	8,226,140	100,865	(2,607,408)	272,370,463	27,540,574
Precious Metals ‘P’	85,012,217	19,765,703	928,321	(667,198)	(48,109,980)	55,072,421	12,487,715
Total	$4,701,738,171	$558,868,978	$1,129,158,379	$175,959,833	$199,252,160	$4,506,660,763

Portfolio Optimization Moderate
Diversified Bond ‘P’	$1,255,974,028	$9,270,830	$54,854,751	$3,241,222	($15,108,115)	$1,198,523,214	110,785,800
Floating Rate Income ‘P’	-	140,406,508	944,574	3,057	3,138,338	142,603,329	13,924,673
Floating Rate Loan ‘P’	421,260,900	1,968,965	143,604,075	6,478,903	10,466,540	296,571,233	36,955,010
High Yield Bond ‘P’	516,659,310	219,793	43,644,431	3,784,720	33,144,749	510,164,141	69,649,539
Inflation Managed ‘P’	371,866,988	15,788,482	3,059,107	(102,825)	(32,698,405)	351,795,133	32,333,321
Inflation Protected ‘P’	461,345,905	11,686,580	3,793,625	298,888	(43,371,016)	426,166,732	42,910,879
Managed Bond ‘P’	1,424,331,776	7,678,234	64,140,480	2,156,635	(30,437,510)	1,339,588,655	108,657,253
Short Duration Bond ‘P’	897,563,752	6,493,313	51,084,890	1,011,412	4,169,151	858,152,738	88,152,378
Emerging Markets Debt ‘P’	454,358,593	12,730,118	4,488,181	360,758	(28,608,496)	434,352,792	42,786,748
American Funds Growth-Income ‘P’	198,392,670	-	15,834,538	4,838,525	60,670,348	248,067,005	17,850,118
Comstock ‘P’	690,242,379	349,673	242,591,172	58,224,677	165,351,640	671,577,197	53,217,987
Dividend Growth ‘P’	196,841,356	5,289,691	55,770,692	14,809,488	42,561,281	203,731,124	14,212,459
Equity Index ‘P’	313,437,114	2,613,362	403,643,881	120,457,899	(32,864,494)	-	-
Growth ‘P’	44,615,208	144,641,220	32,283,957	(257,241)	46,667,011	203,382,241	10,605,281
Large-Cap Growth ‘P’	444,235,345	6,386,891	145,981,163	27,163,500	127,279,076	459,083,649	55,442,187
Large-Cap Value ‘P’	982,702,243	148,567	424,990,251	98,782,881	168,816,089	825,459,529	47,783,312
Long/Short Large-Cap ‘P’	534,668,857	6,453,487	127,723,991	25,666,195	154,834,692	593,899,240	46,797,266
Main Street Core ‘P’	297,801,475	5,626,788	53,894,260	15,557,606	77,905,443	342,997,052	12,062,369
Mid-Cap Equity ‘P’	269,812,241	1,489,546	61,517,652	(798,727)	91,865,729	300,851,137	18,206,992
Mid-Cap Growth ‘P’	194,135,387	1,794,033	25,558,986	(3,840,698)	66,117,161	232,646,897	22,515,962
Mid-Cap Value ‘P’	626,622,751	3,541,986	270,667,524	29,712,586	141,546,341	530,756,140	27,722,964
Small-Cap Equity ‘P’	108,365,930	11,372,789	6,364,292	778,698	37,388,616	151,541,741	7,430,348
Small-Cap Growth ‘P’	150,582,152	318,924	46,967,784	4,681,519	41,878,546	150,493,357	9,923,141
Small-Cap Index ‘P’	198,068,111	194,494	100,407,862	22,733,230	40,686,619	161,274,592	9,364,129
Small-Cap Value ‘P’	152,901,916	-	64,753,629	8,045,304	34,656,370	130,849,961	7,214,908
Tactical Strategy ‘P’	-	838,203,274	786,087	1,466	19,547,779	856,966,432	83,741,865
Value Advantage ‘P’	-	281,770,462	127,093	14,897	44,317,658	325,975,924	27,870,480
Real Estate ‘P’	330,609,599	1,449,265	22,195,746	214,446	6,865,544	316,943,108	18,483,023
Emerging Markets ‘P’	465,589,943	10,034,449	11,918,002	(855,435)	42,209,803	505,060,758	30,961,877
International Large-Cap ‘P’	562,513,554	-	240,898,546	39,506,777	54,100,082	415,221,867	48,963,642
International Small-Cap ‘P’	420,731,096	3,174,170	21,612,985	1,221,215	113,741,217	517,254,713	46,657,783
International Value ‘P’	468,524,602	61,416	212,004,847	23,438,106	66,395,031	346,414,308	26,451,584
Tactical International ‘P’	-	316,690,764	314,419	2,214	12,250,494	328,629,053	31,637,856
Currency Strategies ‘P’	599,711,979	2,843,531	19,741,964	682,853	23,128,349	606,624,748	59,009,524
Global Absolute Return ‘P’	755,649,493	2,185,749	7,398,194	181,555	(7,119,084)	743,499,519	75,178,502
Precious Metals ‘P’	263,044,862	42,126,447	2,081,566	(1,444,069)	(142,927,447)	158,718,227	35,989,483
Total	$15,073,161,515	$1,895,003,801	$2,987,645,197	$506,752,237	$1,398,565,130	$15,885,837,486

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Portfolio Optimization Underlying Portfolio	Beginning Value as of January 1, 2013	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2013
						Ending Value	Share Balance
Portfolio Optimization Growth
Diversified Bond ‘P’	$907,938,008	$481,932	$101,921,292	$6,131,953	($14,306,994)	$798,323,607	73,793,247
Inflation Managed ‘P’	123,323,487	6,875,971	1,481,196	(203,014)	(10,538,128)	117,977,120	10,843,220
Inflation Protected ‘P’	159,700,805	5,418,658	2,106,460	163,286	(14,888,311)	148,287,978	14,931,169
Managed Bond ‘P’	1,000,518,048	455,395	64,862,233	2,541,652	(21,772,713)	916,880,149	74,370,351
Short Duration Bond ‘P’	199,806,762	579,466	2,183,804	47,763	1,141,480	199,391,667	20,482,193
Emerging Markets Debt ‘P’	150,847,438	5,595,591	1,712,989	137,303	(9,439,910)	145,427,433	14,325,606
American Funds Growth ‘P’	40,267,377	-	-	-	12,032,037	52,299,414	4,299,161
American Funds Growth-Income ‘P’	168,166,778	-	13,270,628	4,055,077	51,477,766	210,428,993	15,141,806
Comstock ‘P’	722,968,124	-	380,516,577	77,790,460	124,179,075	544,421,082	43,141,718
Dividend Growth ‘P’	277,496,387	-	99,980,168	24,309,190	51,673,193	253,498,602	17,684,281
Equity Index ‘P’	442,871,476	-	538,172,922	141,709,060	(46,407,614)	-	-
Growth ‘P’	37,631,798	155,176,759	41,589,709	4,993,537	41,326,547	197,538,932	10,300,584
Large-Cap Growth ‘P’	362,747,307	1,778	98,409,592	20,270,717	108,925,722	393,535,932	47,526,181
Large-Cap Value ‘P’	934,591,264	-	415,296,724	97,518,156	157,024,099	773,836,795	44,795,031
Long/Short Large-Cap ‘P’	705,643,254	-	240,840,603	46,882,269	180,657,808	692,342,728	54,554,283
Main Street Core ‘P’	353,593,384	734	81,616,853	22,701,604	84,664,570	379,343,439	13,340,583
Mid-Cap Equity ‘P’	380,049,802	-	87,695,932	(2,564,825)	128,443,805	418,232,850	25,310,731
Mid-Cap Growth ‘P’	263,344,773	-	54,686,997	(8,224,362)	89,650,257	290,083,671	28,074,790
Mid-Cap Value ‘P’	422,420,376	-	60,177,047	6,778,131	128,124,096	497,145,556	25,967,383
Small-Cap Equity ‘P’	656,748,663	-	232,986,132	45,833,513	153,202,971	622,799,015	30,536,890
Small-Cap Growth ‘P’	178,675,088	-	33,309,834	2,543,057	53,993,733	201,902,044	13,312,897
Small-Cap Index ‘P’	38,497,776	924,520	3,046,252	238,554	13,800,773	50,415,371	2,927,281
Small-Cap Value ‘P’	126,555,435	-	20,226,682	2,139,889	36,528,549	144,997,191	7,994,969
Tactical Strategy ‘P’	-	818,396,889	1,559,073	5,704	19,067,497	835,911,017	81,684,352
Value Advantage ‘P’	-	284,998,441	-	-	44,812,660	329,811,101	28,198,382
Real Estate ‘P’	382,082,400	485,166	20,761,191	2,877,580	5,507,459	370,191,414	21,588,280
Emerging Markets ‘P’	461,814,117	143,898,261	16,445,789	(1,143,334)	50,491,567	638,614,822	39,149,178
International Large-Cap ‘P’	636,976,826	131,063	271,170,574	45,246,186	61,816,630	473,000,131	55,776,949
International Small-Cap ‘P’	514,100,027	-	71,874,105	8,509,866	127,609,426	578,345,214	52,168,312
International Value ‘P’	497,609,371	387,339	209,849,719	25,380,476	73,613,534	387,141,001	29,561,402
Tactical International ‘P’	-	398,118,827	779,485	6,730	15,385,636	412,731,708	39,734,607
Currency Strategies ‘P’	492,389,855	1,246,640	16,824,183	492,686	18,894,867	496,199,865	48,267,925
Global Absolute Return ‘P’	631,955,699	1,734,063	8,465,751	191,647	(5,920,904)	619,494,754	62,639,835
Precious Metals ‘P’	334,613,019	11,438,584	3,955,271	(2,719,788)	(160,568,023)	178,808,521	40,544,973
Total	$12,605,944,924	$1,836,346,077	$3,197,775,767	$574,640,723	$1,550,203,160	$13,369,359,117

Portfolio Optimization Aggressive – Growth
Diversified Bond ‘P’	$63,810,754	$1,953,079	$643,111	$51,172	($649,299)	$64,522,595	5,964,163
Managed Bond ‘P’	77,063,354	2,372,935	771,734	44,991	(1,583,665)	77,125,881	6,255,865
American Funds Growth ‘P’	16,193,248	-	2,846,382	793,785	3,954,826	18,095,477	1,487,500
American Funds Growth-Income ‘P’	35,408,053	-	2,846,382	869,763	10,821,304	44,252,738	3,184,287
Comstock ‘P’	160,114,805	-	76,471,830	17,122,173	30,934,056	131,699,204	10,436,278
Dividend Growth ‘P’	71,063,107	201,823	20,692,100	5,453,583	15,036,045	71,062,458	4,957,378
Equity Index ‘P’	105,484,219	-	129,134,433	34,687,773	(11,037,559)	-	-
Growth ‘P’	7,864,593	28,238,817	8,684,303	1,166,318	7,439,766	36,025,191	1,878,518
Large-Cap Growth ‘P’	126,211,442	50,725	67,851,788	9,398,195	26,702,937	94,511,511	11,413,878
Large-Cap Value ‘P’	199,920,274	56,638	74,029,144	19,261,939	39,710,791	184,920,498	10,704,478
Long/Short Large-Cap ‘P’	142,098,759	37,730	49,016,605	10,115,352	36,446,697	139,681,933	11,006,467
Main Street Core ‘P’	76,470,052	2,104	24,053,370	6,863,459	16,151,566	75,433,811	2,652,823
Mid-Cap Equity ‘P’	63,379,094	256,689	3,284,725	(407,342)	22,733,060	82,676,776	5,003,456
Mid-Cap Growth ‘P’	59,982,947	94,598	9,034,561	(1,334,537)	20,331,877	70,040,324	6,778,622
Mid-Cap Value ‘P’	117,152,100	-	28,942,868	3,928,142	32,440,648	124,578,022	6,507,079
Small-Cap Equity ‘P’	132,252,562	-	42,593,033	8,503,923	32,416,710	130,580,162	6,402,566
Small-Cap Growth ‘P’	61,292,308	-	17,096,283	1,424,281	17,358,350	62,978,656	4,152,649
Small-Cap Index ‘P’	69,909,575	-	30,825,699	6,464,259	15,867,993	61,416,128	3,566,021
Small-Cap Value ‘P’	52,914,141	-	18,812,836	2,195,064	12,810,948	49,107,317	2,707,718
Tactical Strategy ‘P’	-	232,699,253	532,883	1,107	5,419,462	237,586,939	23,216,748
Value Advantage ‘P’	-	69,046,974	-	-	10,792,726	79,839,700	6,826,181
Real Estate ‘P’	119,994,226	133,357	13,131,531	1,870,204	1,154,292	110,020,548	6,416,017
Emerging Markets ‘P’	131,552,256	3,412,684	1,337,671	(120,388)	11,928,514	145,435,395	8,915,666
International Large-Cap ‘P’	169,589,220	1,556,824	58,280,184	9,520,343	19,441,056	141,827,259	16,724,502
International Small-Cap ‘P’	139,863,873	97,556	12,113,348	1,325,739	36,574,553	165,748,373	14,950,954
International Value ‘P’	107,773,461	1,078,023	39,457,664	4,613,154	17,008,192	91,015,166	6,949,757
Tactical International ‘P’	-	85,391,445	199,841	1,142	3,298,749	88,491,495	8,519,275
Currency Strategies ‘P’	103,680,711	858,797	3,117,808	122,307	4,007,120	105,551,127	10,267,504
Global Absolute Return ‘P’	130,053,631	1,509,426	1,311,947	33,532	(1,232,111)	129,052,531	13,049,068
Precious Metals ‘P’	93,660,941	21,545,343	1,054,702	(734,378)	(49,730,399)	63,686,805	14,441,033
Total	$2,634,753,706	$450,594,820	$738,168,766	$143,235,055	$386,549,205	$2,876,964,020

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Life Funds. The obligation of each portfolio under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2013, such expenses were increased by $53,679 for all applicable portfolios presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2013, the total amount in the DCP Liability accounts was $282,659 for all applicable portfolios presented in these financial statements.

E. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and PLFA and received no compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/ or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. SECURITIES LENDING

The Trust, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company (“Agreement”), to provide securities lending services to the portfolio.

Under this program, the proceeds (cash collateral) received from borrowers for securities on loan are used to finance the costs of borrowing securities sold short, in order to help achieve the portfolio’s stated investment objective. The proceeds from sales of securities sold short are then used to purchase long positions in excess of the value of the portfolio’s net assets.

Under the Agreement, the borrowers pay the portfolio’s negotiated lenders’ fees and the portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. The portfolio manager has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Trust’s policy that the portfolio manager votes on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Trust or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is recorded as an investment income (securities lending). Cash collateral received is recorded as an asset (cash collateral received for securities on loan) and the same amount is recorded as a liability (payable upon return of securities loaned).

9. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line up to a maximum of $75,000. As of December 31, 2013, the actual interest rate on borrowing by the Trust was 1.38%. The committed line of credit will expire on August 31, 2014, unless renewed and applies to all portfolios presented in these financial statements except the American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios. The

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

commitment fees and interest incurred by the Trust are recorded as an expense. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable portfolio had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Inflation Protected	1.35%	$406,596
Managed Bond	1.39%	9,074,410
Equity Index	1.35%	52,969,399
Focused 30	1.40%	997,583
Growth	1.43%	712,270
Large-Cap Growth	1.36%	3,089,811
Large-Cap Value	1.37%	2,398,561
Long/Short Large-Cap	1.38%	757,298
Main Street Core	1.37%	1,140,888
Mid-Cap Equity	1.39%	2,351,650

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Mid-Cap Value	1.39%	$2,119,458
Small-Cap Equity	1.37%	720,093
Small-Cap Index	1.38%	3,605,687
Tactical Strategy	1.35%	4,000,000
Technology	1.42%	275,913
International Large-Cap	1.40%	5,472,694
International Small-Cap	1.42%	2,654,505
International Value	1.41%	2,967,271
Tactical International	1.35%	11,010,408
Global Absolute Return	1.40%	12,225,389

As of December 31, 2013, none of the portfolios presented in these financial statements had loans outstanding in connection with this line of credit.

10. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable portfolio’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2013, the Floating Rate Income and Floating Rate Loan Portfolios had unfunded loan commitments of $422,711 and $218,231, respectively (see details in the Notes to Schedule of Investments).

11. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments, and the Cash Management Portfolio since it trades exclusively in short-term debt investments) for the year ended December 31, 2013, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Diversified Bond	$7,225,197,144	$7,394,833,787
Inflation Managed	615,138,567	631,085,437
Inflation Protected	610,509,218	625,180,169
Managed Bond	20,478,010,980	20,467,172,047
Short Duration Bond	769,223,952	852,868,613
Tactical Strategy	1,017,628,895	109,896,732
Tactical International	490,482,442	81,507,219
Currency Strategies	78,291,797	-
Global Absolute Return	187,907,567	-

	Other Securities
Portfolio	Purchases	Sales
Diversified Bond	$825,795,863	$498,273,937
Floating Rate Income	575,241,368	291,787,207
Floating Rate Loan	973,556,352	1,213,513,818
High Yield Bond	1,315,142,811	1,359,494,658
Inflation Managed	127,087,820	341,141,200
Inflation Protected	237,438,541	293,161,573
Managed Bond	10,604,680,637	11,715,153,877
Short Duration Bond	859,785,734	756,697,995
Emerging Markets Debt	999,899,900	1,076,974,727
American Funds Growth	27,812,166	29,813,375
American Funds Growth-Income	36,476,038	57,836,203
Comstock	203,930,208	975,405,587
Dividend Growth	151,088,945	287,314,866
Equity Index	66,392,778	1,356,211,890
Focused 30	67,307,456	89,677,690
Growth	1,066,451,013	785,658,826
Large-Cap Growth	2,896,387,561	3,287,749,723
Large-Cap Value	212,035,203	1,274,205,924
Long/Short Large-Cap	2,099,444,563	2,473,213,548
Main Street Core	793,091,891	1,080,625,213
Mid-Cap Equity	2,270,188,966	2,473,185,809
Mid-Cap Growth	1,041,727,478	1,142,308,028
Mid-Cap Value	848,375,039	1,216,131,159
Small-Cap Equity	170,891,211	441,565,153
Small-Cap Growth	424,938,188	497,636,321

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Index	$105,076,716	$279,736,680
Small-Cap Value	138,412,022	223,438,602
Tactical Strategy	468,716,539	29,573,253
Value Advantage	930,505,016	221,750,493
Health Sciences	122,410,271	116,587,173
Real Estate	197,467,323	236,785,633
Technology	48,875,927	49,836,653
Emerging Markets	775,077,058	708,589,543
International Large-Cap	355,160,064	998,334,461
International Small-Cap	693,812,016	795,285,190
International Value	788,465,279	1,326,675,162
Tactical International	205,260,305	12,101,331
Currency Strategies	928,355,979	1,037,565,829
Global Absolute Return	1,351,591,433	904,568,287
Precious Metals	174,402,796	80,343,435
American Funds Asset Allocation	791,468,647	865,805
Pacific Dynamix – Conservative Growth	92,865,960	26,992,888
Pacific Dynamix – Moderate Growth	403,217,278	23,391,875
Pacific Dynamix – Growth	110,694,311	20,520,221
Portfolio Optimization Conservative	278,536,088	1,321,643,538
Portfolio Optimization Moderate-Conservative	558,868,978	1,129,158,379
Portfolio Optimization Moderate	1,895,003,801	2,987,645,197
Portfolio Optimization Growth	1,836,346,077	3,197,775,767
Portfolio Optimization Aggressive Growth	450,594,820	738,168,766

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

12. FEDERAL INCOME TAX INFORMATION

Currently each portfolio of the Trust is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) or treated as a partnership for Federal income tax purposes only. A portfolio that is qualified as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. All portfolios except for the Cash Management, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, Tactical Strategy, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Tactical International, Currency Strategies and Global Absolute Return Portfolios, elected to be taxed as a partnership (instead of a RIC).

Each of the portfolios electing to be taxed as a RIC declared and paid sufficient dividends on net investment income and capital gains distributions during 2012 to qualify as a RIC, and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for futures and options, swap income, paydown gains/loss, partnership income, foreign currency transactions, passive foreign investment companies, post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

Since January 1, 2013, each portfolio that qualifies as a RIC intends to utilize the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes. Under this provision, the insurance company separate accounts that are the record shareholders of the RIC Portfolios consent to treat specified amounts as dividend income and capital gains for tax purposes even though dividends and capital gains are not actually paid (either in cash or by reinvestment in additional shares) by the RIC Portfolios. In addition, the Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Each partner, which would be Pacific Life and PL&A through their respective separate accounts, is required to report its respective share of income, gains, losses, deductions and credits of each Partnership Portfolio. Under the Trust’s new dividend and distributions policy, no dividends and capital gains distributions have been made by any portfolios since January 1, 2013 (see Note 2B).

There were no post-October losses deferred by any portfolios presented in these financial statements as of December 31, 2013. The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of December 31, 2013 (only applicable to portfolios electing to be taxed as a RIC for Federal income tax purposes):

		Distributable Earnings
Portfolio	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-term Capital Gains
Cash Management	($10,285)	$8,461	$-
Diversified Bond	-	98,489,834	2,077,410
Floating Rate Income	(2,304,003)	6,768,333	-
Floating Rate Loan	(230,515,340)	37,516,715	-
High Yield Bond	-	77,646,665	20,961,788
Inflation Managed	(8,026,995)	692,137	-
Inflation Protected	(8,185,497)	-	-
Managed Bond	-	59,526,538	3,370,433
Short Duration Bond	(81,433,631)	26,973,712	-
Emerging Markets Debt	(28,636,981)	44,860,680	-
Tactical Strategy	-	18,923,690	28,737,843
Emerging Markets	-	10,057,766	115,434,817
International Large-Cap	-	31,534,445	31,816,680
International Small-Cap	(175,460,726)	32,803,427	-
International Value	(1,333,674,249)	39,322,456	-
Tactical International	-	9,952,129	15,915,397
Currency Strategies	-	41,972,173	-
Global Absolute Return	-	-	430,660

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of December 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable portfolios electing to be taxed as a RIC for the year ended December 31, 2013:

	Capital Loss Carryover Utilized in 2013	Net Capital Loss Carryover Expiring in			Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover
Portfolio		2016	2017	2018	Short-Term	Long-Term
Cash Management	$-	$-	($4,988)	$-	($5,297)	$-	($10,285)
Floating Rate Income	-	-	-	-	(2,304,003)	-	(2,304,003)
Floating Rate Loan	11,204,467	(27,806,389)	(117,819,019)	(84,889,932)	-	-	(230,515,340)
High Yield Bond	15,574,017	-	-	-	-	-	-
Inflation Managed	-	-	-	-	(8,026,995)	-	(8,026,995)
Inflation Protected	-	-	-	-	(7,974,035)	(211,462)	(8,185,497)
Short Duration Bond	4,140,199	-	(81,433,631)	-	-	-	(81,433,631)
Emerging Markets Debt	-	-	-	-	(18,814,726)	(9,822,255)	(28,636,981)
International Large-Cap	163,926,791	-	-	-	-	-	-
International Small-Cap	66,968,592	-	(175,460,726)	-	-	-	(175,460,726)
International Value	171,914,091	(177,748,089)	(948,743,595)	(82,194,234)	(59,957,374)	(65,030,957)	(1,333,674,249)
Currency Strategies	2,060	-	-	-	-	-	-

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of December 31, 2013, were as follows:

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
Cash Management	$566,067,231	$-	$-	$-
Diversified Bond	3,144,329,755	88,250,257	(78,459,643)	9,790,614
Floating Rate Income	291,075,033	2,608,928	(653,863)	1,955,065
Floating Rate Loan	751,405,597	7,695,176	(4,846,675)	2,848,501
High Yield Bond	1,187,580,130	52,467,824	(14,120,880)	38,346,944
Inflation Managed	2,634,014,967	10,732,028	(157,953,248)	(147,221,220)
Inflation Protected	994,780,340	5,616,905	(33,678,746)	(28,061,841)
Managed Bond	5,388,900,794	99,187,403	(78,760,821)	20,426,582
Short Duration Bond	2,239,859,304	19,751,391	(10,615,098)	9,136,293
Emerging Markets Debt	957,882,381	11,723,913	(29,348,064)	(17,624,151)
American Funds Growth	213,030,865	127,443,637	-	127,443,637
American Funds Growth-Income	556,045,462	274,666,203	-	274,666,203
Comstock	1,222,875,681	593,834,870	(2,532,893)	591,301,977
Dividend Growth	620,754,939	272,851,446	(1,209,887)	271,641,559
Equity Index	668,743,157	516,418,144	(6,639,162)	509,778,982
Focused 30	90,158,626	37,293,339	(519,635)	36,773,704
Growth	838,337,883	192,096,437	(3,788,251)	188,308,186
Large-Cap Growth	1,045,307,248	239,832,322	(2,291,629)	237,540,693
Large-Cap Value	1,600,479,326	897,273,969	(862,274)	896,411,695
Long/Short Large-Cap	1,576,008,682	379,676,311	(4,902,185)	374,774,126
Main Street Core	1,190,458,173	370,339,831	(2,191,284)	368,148,547
Mid-Cap Equity	991,933,334	213,507,175	(4,610,498)	208,896,677
Mid-Cap Growth	794,012,834	58,603,492	(9,992,820)	48,610,672
Mid-Cap Value	1,138,592,033	264,594,438	(19,386,486)	245,207,952
Small-Cap Equity	740,881,100	313,688,756	(17,395,641)	296,293,115
Small-Cap Growth	439,266,602	144,768,063	(7,338,034)	137,430,029
Small-Cap Index	575,809,844	255,880,562	(29,828,473)	226,052,089
Small-Cap Value	364,850,564	179,393,775	(4,859,314)	174,534,461
Tactical Strategy	1,984,407,359	222,367	(356,654)	(134,287)
Value Advantage	747,754,378	97,457,095	(4,996,083)	92,461,012
Health Sciences	169,067,295	102,325,881	(3,284,216)	99,041,665
Real Estate	945,290,766	147,154,129	(20,235,436)	126,918,693
Technology	69,406,352	15,219,367	(2,128,938)	13,090,429
Emerging Markets	1,536,206,404	348,776,588	(84,263,030)	264,513,558
International Large-Cap	1,277,974,446	426,666,613	(20,879,719)	405,786,894
International Small-Cap	1,065,212,019	397,207,978	(38,060,453)	359,147,525
International Value	1,056,344,484	237,209,092	(18,398,870)	218,810,222
Tactical International	844,003,780	90,106	(161,070)	(70,964)
Currency Strategies	1,434,038,501	20,072,811	(3,317,543)	16,755,268
Global Absolute Return	2,020,840,407	27,651,543	(50,273,012)	(22,621,469)
Precious Metals	925,154,457	1,055,394	(442,534,905)	(441,479,511)
American Funds Asset Allocation	1,300,300,547	255,607,236	-	255,607,236
Pacific Dynamix – Conservative Growth	309,123,354	35,213,727	(1,490,515)	33,723,212
Pacific Dynamix – Moderate Growth	999,080,345	155,671,862	(3,028,239)	152,643,623
Pacific Dynamix – Growth	341,567,532	77,464,133	(288,751)	77,175,382
Portfolio Optimization Conservative	2,704,154,054	183,409,374	(48,431,907)	134,977,467
Portfolio Optimization Moderate-Conservative	4,162,080,733	444,848,251	(100,268,221)	344,580,030
Portfolio Optimization Moderate	14,196,626,860	1,954,742,987	(265,532,361)	1,689,210,626
Portfolio Optimization Growth	11,643,900,294	1,970,609,882	(245,151,059)	1,725,458,823
Portfolio Optimization Aggressive-Growth	2,464,696,580	478,562,926	(66,295,486)	412,267,440

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Each portfolio recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each portfolio remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after December 31, 2009.

13. TAX CHARACTER OF DISTRIBUTIONS

Under the Trust’s new dividend and distributions policy, no dividends and capital gains distributions were made by any portfolios after December 31, 2012 (see Notes 2B and 12). The tax character of income and capital gains distributions to shareholders for the year or period ended December 31, 2012, was as follows:

	For the Year Ended December 31, 2012
Portfolio	Ordinary Income	Long-term Capital Gains	Total
Cash Management	$7,301	$-	$7,301
Diversified Bond	101,854,462	22,748,781	124,603,243
Floating Rate Loan	49,212,579	-	49,212,579
High Yield Bond	86,047,570	-	86,047,570
Inflation Managed	308,066,210	21,217,771	329,283,981
Inflation Protected	13,531,981	-	13,531,981
Managed Bond	280,612,043	5,860,476	286,472,519
Short Duration Bond	25,062,415	-	25,062,415
Emerging Markets Debt	22,000,000	-	22,000,000
American Funds Growth	923,561	-	923,561
American Funds Growth-Income	10,850,741	-	10,850,741
Comstock	48,674,394	107,295,427	155,969,821
Dividend Growth	25,110,523	8,674,556	33,785,079
Equity Index	52,842,513	-	52,842,513
Focused 30	-	11,618,000	11,618,000
Growth	5,343,628	191,447,714	196,791,342
Large-Cap Growth	42,995,207	139,012,560	182,007,767
Large-Cap Value	71,289,291	76,040,764	147,330,055
Long/Short Large-Cap	87,682,789	93,889,384	181,572,173
Main Street Core	17,871,221	61,812,856	79,684,077
Mid-Cap Equity	9,749,263	218,571,962	228,321,225
Mid-Cap Growth	24,450,578	178,363,619	202,814,197
Mid-Cap Value	42,558,214	73,227,428	115,785,642
Small-Cap Equity	32,536,302	28,884,031	61,420,333
Small-Cap Growth	1,010,000	63,463,963	64,473,963

	For the Year Ended December 31, 2012
Portfolio	Ordinary Income	Long-term Capital Gains	Total
Small Cap Index	$9,106,558	$9,987,933	$19,094,491
Small-Cap Value	10,598,656	49,014,289	59,612,945
Health Sciences	-	7,833,338	7,833,338
Real Estate	14,050,000	49,993,214	64,043,214
Technology	4,099,678	2,879,463	6,979,141
Emerging Markets	13,000,000	156,725,573	169,725,573
International Large-Cap	40,033,483	-	40,033,483
International Small-Cap	27,031,316	-	27,031,316
International Value	58,417,215	-	58,417,215
American Funds Asset Allocation	9,011,154	5,405,942	14,417,096
Pacific Dynamix – Conservative Growth	4,920,041	5,691,120	10,611,161
Pacific Dynamix – Moderate Growth	10,016,053	6,493,049	16,509,102
Pacific Dynamix – Growth	4,422,699	7,733,852	12,156,551
Portfolio Optimization Conservative	92,129,368	-	92,129,368
Portfolio Optimization Moderate-Conservative	105,460,917	-	105,460,917
Portfolio Optimization Moderate	300,649,697	-	300,649,697
Portfolio Optimization Growth	214,990,409	-	214,990,409
Portfolio Optimization Aggressive-Growth	36,761,146	-	36,761,146

14. RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2013, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2013. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of portfolios, are primarily attributable to reclassifications of sale-buyback financing transactions, foreign currency transactions, non-deductible expenses, swap income, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Portfolio	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Cash Management	$6,839	($6,839)	$-
Diversified Bond	88,743,508	(25,584,730)	(63,158,778)
Floating Rate Income	-	(876)	876
Floating Rate Loan	11,242,139	(11,225,212)	(16,927)
High Yield Bond	19,285,482	(17,446,641)	(1,838,841)
Inflation Managed	191,626,577	(46,318,205)	(145,308,372)
Inflation Protected	54,549,807	(30,374,791)	(24,175,016)
Managed Bond	277,765,796	(113,270,218)	(164,495,578)
Short Duration Bond	7,208,278	(7,633,900)	425,622
Emerging Markets Debt	16,265,245	(14,060,572)	(2,204,673)
Tactical Strategy	-	346,988	(346,988)
Emerging Markets	134,388,285	(4,274,525)	(130,113,760)
International Large-Cap	11,118,080	(9,963,725)	(1,154,355)
International Small-Cap	9,349,384	(5,124,807)	(4,224,577)
International Value	15,816,453	(13,114,730)	(2,701,723)
Tactical International	-	5,702,837	(5,702,837)
Currency Strategies	(25,878)	56,551,810	(56,525,932)
Global Absolute Return	(343,603)	(58,422,235)	58,765,838

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

15. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years or periods ended December 31, 2013 and 2012 were as follows:

	Cash Management		Diversified Bond		Floating Rate Income (1)
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	54,006,234	39,036,884	2,989,306	4,749,647	1,978,007
Dividend and distribution reinvested (2)	-	715	-	526,647	-
Shares repurchased	(60,924,434)	(58,119,014)	(4,923,495)	(4,947,167)	(196,586)
Net increase (decrease)	(6,918,200)	(19,081,415)	(1,934,189)	329,127	1,781,421
Shares outstanding, beginning of year or period	63,358,846	82,440,261	13,839,938	13,510,811	-
Shares outstanding, end of year or period	56,440,646	63,358,846	11,905,749	13,839,938	1,781,421
Class P
Shares sold	-	-	1,926,556	53,078,803	30,505,731
Dividend and distribution reinvested (2)	-	10	-	11,216,114	-
Shares repurchased	-	-	(27,440,465)	(59,174,866)	(4,349,068)
Net increase (decrease)	-	10	(25,513,909)	5,120,051	26,156,663
Shares outstanding, beginning of year or period	3,877	3,867	287,516,002	282,395,951	-
Shares outstanding, end of year or period	3,877	3,877	262,002,093	287,516,002	26,156,663

	Floating Rate Loan		High Yield Bond		Inflation Managed
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	14,968,594	3,114,219	17,704,740	24,206,688	2,727,179	6,255,108
Dividend and distribution reinvested (2)	-	717,415	-	4,105,818	-	12,658,961
Shares repurchased	(4,072,710)	(3,216,713)	(23,831,345)	(22,840,759)	(17,970,580)	(9,504,995)
Net increase (decrease)	10,895,884	614,921	(6,126,605)	5,471,747	(15,243,401)	9,409,074
Shares outstanding, beginning of year	14,558,595	13,943,674	63,394,253	57,922,506	67,307,964	57,898,890
Shares outstanding, end of year	25,454,479	14,558,595	57,267,648	63,394,253	52,064,563	67,307,964
Class P
Shares sold	256,025	6,319,130	385,435	9,919,417	3,609,335	17,469,962
Dividend and distribution reinvested (2)	-	5,968,083	-	9,358,333	-	17,327,987
Shares repurchased	(42,074,708)	(27,543,290)	(16,573,179)	(48,808,069)	(1,989,610)	(119,548,407)
Net increase (decrease)	(41,818,683)	(15,256,077)	(16,187,744)	(29,530,319)	1,619,725	(84,750,458)
Shares outstanding, beginning of year	115,370,311	130,626,388	131,946,941	161,477,260	74,630,639	159,381,097
Shares outstanding, end of year	73,551,628	115,370,311	115,759,197	131,946,941	76,250,364	74,630,639

	Inflation Protected		Managed Bond		Short Duration Bond
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	964,498	1,935,542	7,147,473	9,765,611	13,125,014	9,015,693
Dividend and distribution reinvested (2)	-	21,349	-	6,776,140	-	224,975
Shares repurchased	(1,300,909)	(1,548,187)	(22,077,215)	(14,670,699)	(7,084,452)	(5,886,731)
Net increase (decrease)	(336,411)	408,704	(14,929,742)	1,871,052	6,040,562	3,353,937
Shares outstanding, beginning of year	2,296,493	1,887,789	131,138,572	129,267,520	29,479,203	26,125,266
Shares outstanding, end of year	1,960,082	2,296,493	116,208,830	131,138,572	35,519,765	29,479,203
Class P
Shares sold	2,196,262	25,233,770	1,337,436	30,792,935	1,169,790	111,895,430
Dividend and distribution reinvested (2)	-	1,233,535	-	17,027,142	-	2,384,143
Shares repurchased	(6,765,788)	(63,184,089)	(25,181,092)	(149,354,712)	(29,687,317)	(51,444,895)
Net increase (decrease)	(4,569,526)	(36,716,784)	(23,843,656)	(101,534,635)	(28,517,527)	62,834,678
Shares outstanding, beginning of year	99,951,936	136,668,720	288,370,629	389,905,264	225,033,172	162,198,494
Shares outstanding, end of year	95,382,410	99,951,936	264,526,973	288,370,629	196,515,645	225,033,172

	Emerging Markets Debt (3)		American Funds Growth		American Funds Growth-Income
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	1,420,613	745,993	2,883,219	2,131,117	2,472,603	1,280,061
Dividend and distribution reinvested (2)	-	14,477	-	37,272	-	210,196
Shares repurchased	(546,924)	(38,959)	(3,062,575)	(5,165,370)	(2,344,335)	(3,041,034)
Net increase (decrease)	873,689	721,511	(179,356)	(2,996,981)	128,268	(1,550,777)
Shares outstanding, beginning of year or period	721,511	-	22,363,440	25,360,421	19,382,057	20,932,834
Shares outstanding, end of year or period	1,595,200	721,511	22,184,084	22,363,440	19,510,325	19,382,057
Class P
Shares sold	8,273,440	96,718,450	-	4,284,148	-	4,628,019
Dividend and distribution reinvested (2)	-	2,024,135	-	64,893	-	852,285
Shares repurchased	(4,907,693)	(8,027,674)	(241,378)	(61,775,905)	(2,367,425)	(68,804,257)
Net increase (decrease)	3,365,747	90,714,911	(241,378)	(57,426,864)	(2,367,425)	(63,323,953)
Shares outstanding, beginning of year or period	90,714,911	-	6,028,039	63,454,903	42,593,869	105,917,822
Shares outstanding, end of year or period	94,080,658	90,714,911	5,786,661	6,028,039	40,226,444	42,593,869

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Comstock		Dividend Growth		Equity Index
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	6,806,337	2,588,086	4,081,733	3,132,058	3,520,275	3,656,043
Dividend and distribution reinvested (2)	-	1,154,219	-	685,294	-	648,909
Shares repurchased	(2,686,790)	(2,365,566)	(2,154,768)	(2,872,824)	(3,444,295)	(4,754,199)
Net increase (decrease)	4,119,547	1,376,739	1,926,965	944,528	75,980	(449,247)
Shares outstanding, beginning of year	16,802,833	15,426,094	17,897,440	16,952,912	27,803,326	28,252,573
Shares outstanding, end of year	20,922,380	16,802,833	19,824,405	17,897,440	27,879,306	27,803,326
Class P
Shares sold	49,906	43,960,355	1,121,330	2,637,917	146,276	3,367,271
Dividend and distribution reinvested (2)	-	17,302,912	-	2,586,547	-	1,061,860
Shares repurchased	(77,079,856)	(92,305,673)	(14,855,693)	(32,229,806)	(35,198,574)	(25,513,161)
Net decrease	(77,029,950)	(31,042,406)	(13,734,363)	(27,005,342)	(35,052,298)	(21,084,030)
Shares outstanding, beginning of year	202,410,950	233,453,356	57,785,521	84,790,863	36,263,822	57,347,852
Shares outstanding, end of year	125,381,000	202,410,950	44,051,158	57,785,521	1,211,524	36,263,822

	Focused 30		Growth		Large-Cap Growth
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	1,160,648	2,403,873	652,020	922,796	4,328,043	7,503,639
Dividend and distribution reinvested (2)	-	1,010,928	-	12,232,257	-	4,899,309
Shares repurchased	(2,738,655)	(3,247,553)	(4,423,895)	(4,316,396)	(7,615,091)	(8,358,560)
Net increase (decrease)	(1,578,007)	167,248	(3,771,875)	8,838,657	(3,287,048)	4,044,388
Shares outstanding, beginning of year	9,128,936	8,961,688	31,609,545	22,770,888	27,640,444	23,596,056
Shares outstanding, end of year	7,550,929	9,128,936	27,837,670	31,609,545	24,353,396	27,640,444
Class P
Shares sold	-	-	26,600,618	206,749	4,937,667	20,484,444
Dividend and distribution reinvested (2)	-	86	-	3,528,659	-	28,330,818
Shares repurchased	-	-	(5,362,009)	(31,189,670)	(61,001,643)	(34,751,741)
Net increase (decrease)	-	86	21,238,609	(27,454,262)	(56,063,976)	14,063,521
Shares outstanding, beginning of year	843	757	6,318,766	33,773,028	189,630,157	175,566,636
Shares outstanding, end of year	843	843	27,557,375	6,318,766	133,566,181	189,630,157

	Large-Cap Value		Long/Short Large-Cap		Main Street Core
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	2,944,128	1,931,610	1,745,727	1,197,642	321,758	1,025,116
Dividend and distribution reinvested (2)	-	1,193,604	-	654,080	-	1,585,421
Shares repurchased	(4,005,264)	(4,828,826)	(1,478,642)	(1,113,444)	(3,465,362)	(5,021,056)
Net increase (decrease)	(1,061,136)	(1,703,612)	267,085	738,278	(3,143,604)	(2,410,519)
Shares outstanding, beginning of year	25,621,963	27,325,575	4,440,730	3,702,452	27,452,754	29,863,273
Shares outstanding, end of year	24,560,827	25,621,963	4,707,815	4,440,730	24,309,150	27,452,754
Class P
Shares sold	50,216	39,650,098	665,653	29,964,787	667,117	6,192,229
Dividend and distribution reinvested (2)	-	10,830,484	-	20,827,011	-	2,522,466
Shares repurchased	(72,039,078)	(72,498,343)	(35,795,631)	(59,016,995)	(10,071,158)	(10,553,483)
Net decrease	(71,988,862)	(22,017,761)	(35,129,978)	(8,225,197)	(9,404,041)	(1,838,788)
Shares outstanding, beginning of year	194,082,105	216,099,866	147,487,994	155,713,191	42,034,040	43,872,828
Shares outstanding, end of year	122,093,243	194,082,105	112,358,016	147,487,994	32,629,999	42,034,040

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	1,880,542	1,178,965	4,176,470	3,651,097	5,887,549	2,586,743
Dividend and distribution reinvested (2)	-	7,129,292	-	6,928,314	-	472,440
Shares repurchased	(6,153,881)	(5,732,016)	(4,890,207)	(7,668,288)	(2,856,536)	(2,306,969)
Net increase (decrease)	(4,273,339)	2,576,241	(713,737)	2,911,123	3,031,013	752,214
Shares outstanding, beginning of year	29,662,497	27,086,256	26,477,173	23,566,050	4,790,907	4,038,693
Shares outstanding, end of year	25,389,158	29,662,497	25,763,436	26,477,173	7,821,920	4,790,907
Class P
Shares sold	1,013,035	2,580,520	320,122	4,140,992	487,738	38,839,956
Dividend and distribution reinvested (2)	-	13,765,536	-	20,342,186	-	8,567,820
Shares repurchased	(13,085,232)	(52,574,962)	(9,941,776)	(41,569,349)	(26,540,522)	(26,752,865)
Net increase (decrease)	(12,072,197)	(36,228,906)	(9,621,654)	(17,086,171)	(26,052,784)	20,654,911
Shares outstanding, beginning of year	64,109,365	100,338,271	67,926,775	85,012,946	92,841,619	72,186,708
Shares outstanding, end of year	52,037,168	64,109,365	58,305,121	67,926,775	66,788,835	92,841,619

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	1,969,797	1,434,582	2,783,370	1,531,319	3,636,841	2,501,834
Dividend and distribution reinvested (2)	-	267,794	-	1,740,674	-	849,480
Shares repurchased	(1,473,394)	(1,629,029)	(1,540,525)	(2,927,794)	(4,715,956)	(5,435,215)
Net increase (decrease)	496,403	73,347	1,242,845	344,199	(1,079,115)	(2,083,901)
Shares outstanding, beginning of year	3,573,671	3,500,324	11,017,366	10,673,167	30,412,364	32,496,265
Shares outstanding, end of year	4,070,074	3,573,671	12,260,211	11,017,366	29,333,249	30,412,364
Class P
Shares sold	688,388	6,162,809	124,170	948,522	73,398	25,501,663
Dividend and distribution reinvested (2)	-	4,282,480	-	4,687,012	-	783,563
Shares repurchased	(16,860,349)	(16,601,032)	(7,180,365)	(9,602,786)	(12,274,357)	(1,574,861)
Net increase (decrease)	(16,171,961)	(6,155,743)	(7,056,195)	(3,967,252)	(12,200,959)	24,710,365
Shares outstanding, beginning of year	63,913,796	70,069,539	34,541,894	38,509,146	29,645,337	4,934,972
Shares outstanding, end of year	47,741,835	63,913,796	27,485,699	34,541,894	17,444,378	29,645,337

	Small-Cap Value		Tactical Strategy (4)		Value Advantage (1)
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	2,943,031	1,322,002			341,222
Dividend and distribution reinvested (2)	-	2,007,983			-
Shares repurchased	(2,804,083)	(3,342,834)			(22,985)
Net increase (decrease)	138,948	(12,849)			318,237
Shares outstanding, beginning of year or period	14,024,418	14,037,267			-
Shares outstanding, end of year or period	14,163,366	14,024,418			318,237
Class P
Shares sold	81,338	17,914	203,406,186		74,168,325
Dividend and distribution reinvested (2)	-	3,052,075	-		-
Shares repurchased	(6,410,784)	(2,366,039)	(347,660)		(2,439,206)
Net increase (decrease)	(6,329,446)	703,950	203,058,526		71,729,119
Shares outstanding, beginning of year or period	24,328,379	23,624,429	-		-
Shares outstanding, end of year or period	17,998,933	24,328,379	203,058,526		71,729,119

	Health Sciences		Real Estate		Technology
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	2,809,203	2,198,968	2,454,401	2,684,293	3,308,794	3,774,859
Dividend and distribution reinvested (2)	-	585,608	-	1,013,087	-	1,677,100
Shares repurchased	(1,806,360)	(2,112,286)	(2,851,384)	(3,441,290)	(3,403,974)	(6,069,494)
Net increase (decrease)	1,002,843	672,290	(396,983)	256,090	(95,180)	(617,535)
Shares outstanding, beginning of year	10,927,899	10,255,609	17,325,195	17,069,105	16,217,135	16,834,670
Shares outstanding, end of year	11,930,742	10,927,899	16,928,212	17,325,195	16,121,955	16,217,135
Class P
Shares sold	-	-	120,200	30,096,848	-	-
Dividend and distribution reinvested (2)	-	38	-	2,955,899	-	131
Shares repurchased	-	-	(3,122,660)	(5,704,480)	-	-
Net increase (decrease)	-	38	(3,002,460)	27,348,267	-	131
Shares outstanding, beginning of year	773	735	49,489,779	22,141,512	1,837	1,706
Shares outstanding, end of year	773	773	46,487,319	49,489,779	1,837	1,837

	Emerging Markets		International Large-Cap		International Small-Cap
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	4,030,447	3,740,858	11,043,016	6,994,152	2,570,759	2,105,832
Dividend and distribution reinvested (2)	-	3,881,489	-	905,376	-	174,691
Shares repurchased	(6,049,162)	(5,076,303)	(9,940,636)	(8,890,514)	(2,506,193)	(1,980,898)
Net increase (decrease)	(2,018,715)	2,546,044	1,102,380	(990,986)	64,566	299,625
Shares outstanding, beginning of year	30,637,793	28,091,749	63,914,944	64,905,930	7,031,326	6,731,701
Shares outstanding, end of year	28,619,078	30,637,793	65,017,324	63,914,944	7,095,892	7,031,326
Class P
Shares sold	10,839,283	3,097,173	1,679,462	14,765,673	831,162	9,501,023
Dividend and distribution reinvested (2)	-	9,346,753	-	5,003,777	-	3,037,027
Shares repurchased	(2,391,844)	(11,094,485)	(84,104,671)	(108,149,322)	(12,822,024)	(19,365,590)
Net increase (decrease)	8,447,439	1,349,441	(82,425,209)	(88,379,872)	(11,990,862)	(6,827,540)
Shares outstanding, beginning of year	73,984,012	72,634,571	220,012,661	308,392,533	135,672,087	142,499,627
Shares outstanding, end of year	82,431,451	73,984,012	137,587,452	220,012,661	123,681,225	135,672,087

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	International Value		Tactical International (4)		Currency Strategies (5)
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	1,789,019	3,701,300			383,975	37,563
Dividend and distribution reinvested (2)	-	1,099,204			-	-
Shares repurchased	(4,367,035)	(5,496,929)			(151,799)	(14,893)
Net increase (decrease)	(2,578,016)	(696,425)			232,176	22,670
Shares outstanding, beginning of year or period	32,620,706	33,317,131			22,670	-
Shares outstanding, end of year or period	30,042,690	32,620,706			254,846	22,670
Class P
Shares sold	769,849	27,033,053	89,117,390		1,523,379	152,215,939
Dividend and distribution reinvested (2)	-	4,759,674	-		-	-
Shares repurchased	(44,406,497)	(37,154,179)	(168,587)		(9,989,632)	(4,799,741)
Net increase (decrease)	(43,636,648)	(5,361,452)	88,948,803		(8,466,253)	147,416,198
Shares outstanding, beginning of year or period	113,803,869	119,165,321	-		147,416,198	-
Shares outstanding, end of year or period	70,167,221	113,803,869	88,948,803		138,949,945	147,416,198

	Global Absolute Return (5)		Precious Metals (5)		American Funds Asset Allocation
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	1,026,959	116,347	2,233,912	285,606	44,960,723	17,337,949
Dividend and distribution reinvested (2)	-	-	-	-	-	965,854
Shares repurchased	(385,510)	(23,875)	(782,446)	(17,818)	(275,679)	(1,511,973)
Net increase	641,449	92,472	1,451,466	267,788	44,685,044	16,791,830
Shares outstanding, beginning of year or period	92,472	-	267,788	-	36,958,472	20,166,642
Shares outstanding, end of year or period	733,921	92,472	1,719,254	267,788	81,643,516	36,958,472
Class P
Shares sold	570,873	208,393,712	17,505,970	96,697,682
Dividend and distribution reinvested (2)	-	-	-	-
Shares repurchased	(8,054,227)	(5,109,162)	(4,525,327)	(1,330,371)
Net increase (decrease)	(7,483,354)	203,284,550	12,980,643	95,367,311
Shares outstanding, beginning of year or period	203,284,550	-	95,367,311	-
Shares outstanding, end of year or period	195,801,196	203,284,550	108,347,954	95,367,311

	Pacific Dynamix-Conservative Growth		Pacific Dynamix-Moderate Growth		Pacific Dynamix-Growth
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	8,097,282	9,687,834	29,197,375	24,860,845	7,269,454	5,339,729
Dividend and distribution reinvested (2)	-	941,186	-	1,280,211	-	924,091
Shares repurchased	(2,574,641)	(1,237,359)	(2,393,519)	(1,256,113)	(1,230,806)	(1,883,780)
Net increase	5,522,641	9,391,661	26,803,856	24,884,943	6,038,648	4,380,040
Shares outstanding, beginning of year	21,333,104	11,941,443	48,376,147	23,491,204	19,470,656	15,090,616
Shares outstanding, end of year	26,855,745	21,333,104	75,180,003	48,376,147	25,509,304	19,470,656

	Portfolio Optimization Conservative		Portfolio Optimization Moderate-Conservative		Portfolio Optimization Moderate
	2013	2012	2013	2012	2013	2012
Class I
Shares sold	13,262,571	47,290,784	13,622,516	52,340,901	22,345,051	26,975,509
Dividend and distribution reinvested (2)	-	8,722,880	-	10,080,271	-	29,141,323
Shares repurchased	(109,427,919)	(59,910,579)	(64,735,082)	(34,401,825)	(117,534,465)	(152,116,543)
Net increase (decrease)	(96,165,348)	(3,896,915)	(51,112,566)	28,019,347	(95,189,414)	(95,999,711)
Shares outstanding, beginning of year	356,350,664	360,247,579	448,633,363	420,614,016	1,458,624,748	1,554,624,459
Shares outstanding, end of year	260,185,316	356,350,664	397,520,797	448,633,363	1,363,435,334	1,458,624,748

	Portfolio Optimization Growth		Portfolio Optimization Aggressive-Growth
	2013	2012	2013	2012
Class I
Shares sold	6,379,982	3,678,543	3,812,425	1,775,612
Dividend and distribution reinvested (2)	-	21,138,867	-	3,678,340
Shares repurchased	(126,599,001)	(167,291,178)	(29,229,822)	(44,314,453)
Net decrease	(120,219,019)	(142,473,768)	(25,417,397)	(38,860,501)
Shares outstanding, beginning of year	1,237,025,931	1,379,499,699	262,991,115	301,851,616
Shares outstanding, end of year	1,116,806,912	1,237,025,931	237,573,718	262,991,115

(1)	Operations commenced on April 30, 2013.
(2)	Effective January 1, 2013, no dividends and capital gains distributions will be made by the portfolios (see Note 2B in Notes to Financial Statements).
(3)	Operations commenced on April 30, 2012.
(4)	Operations commenced on December 06, 2013.
(5)	Operations commenced on September 28, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Cash Management, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth (formerly named Growth LT), Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Tactical Strategy, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Tactical International, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (collectively the “Trust”) (fifty of fifty-eight portfolios comprising Pacific Select Fund) as of December 31, 2013, the related statements of operations for the year then ended (as to the Floating Rate Income, Tactical Strategy, Value Advantage, and Tactical International Portfolios, for the period from commencement of operations through December 31, 2013), the statements of changes in net assets for each of the two years in the period then ended (as to the Floating Rate Income, Tactical Strategy, Value Advantage, and Tactical International Portfolios, for the period from commencement of operations through December 31, 2013; and as to the Emerging Markets Debt, Currency Strategies, Global Absolute Return, and Precious Metals Portfolios, for the year ended December 31, 2013 and the period from commencement of operations through December 31, 2012), the statements of cash flows for the year then ended for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios as of December 31, 2013, and the results of their operations, the changes in their net assets, the cash flows for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2014

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses and expense reductions (see Note 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/13” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/13-12/31/13” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2013 to December 31, 2013.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/13-12/31/13.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Cash Management
Actual
Class I	$1,000.00	$1,000.00	0.06%	$0.30
Class P	1,000.00	1,000.00	0.06%	0.30
Hypothetical
Class I	$1,000.00	$1,024.90	0.06%	$0.31
Class P	1,000.00	1,024.90	0.06%	0.31

Diversified Bond
Actual
Class I	$1,000.00	$1,011.10	0.63%	$3.19
Class P	1,000.00	1,012.10	0.43%	2.18
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1.023.04	0.43%	2.19

Floating Rate Income
Actual
Class I	$1,000.00	$1,033.00	0.94%	$4.82
Class P	1,000.00	1,034.10	0.73%	3.74
Hypothetical
Class I	$1,000.00	$1,020.47	0.94%	$4.79
Class P	1,000.00	1,021.53	0.73%	3.72

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Floating Rate Loan
Actual
Class I	$1,000.00	$1,023.60	0.93%	$4.74
Class P	1,000.00	1,024.60	0.73%	3.73
Hypothetical
Class I	$1,000.00	$1,020.52	0.93%	$4.74
Class P	1,000.00	1,021.53	0.73%	3.72

High Yield Bond
Actual
Class I	$1,000.00	$1,066.00	0.63%	$3.28
Class P	1,000.00	1,067.10	0.43%	2.24
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual
Class I	$1,000.00	$988.70	0.68%	$3.41
Class P	1,000.00	989.70	0.48%	2.41
Hypothetical
Class I	$1,000.00	$1,021.78	0.68%	$3.47
Class P	1,000.00	1,022.79	0.48%	2.45

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Inflation Protected
Actual
Class I	$1,000.00	$981.10	0.59%	$2.95
Class P	1,000.00	982.10	0.39%	1.95
Hypothetical
Class I	$1,000.00	$1,022.23	0.59%	$3.01
Class P	1,000.00	1,023.24	0.39%	1.99

Managed Bond
Actual
Class I	$1,000.00	$1,010.70	0.64%	$3.24
Class P	1,000.00	1,011.70	0.44%	2.23
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,022.99	0.44%	2.24

Short Duration Bond
Actual
Class I	$1,000.00	$1,008.20	0.63%	$3.19
Class P	1,000.00	1,009.20	0.43%	2.18
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Emerging Markets Debt
Actual
Class I	$1,000.00	$1,009.50	1.03%	$5.22
Class P	1,000.00	1,010.50	0.84%	4.26
Hypothetical
Class I	$1,000.00	$1,020.01	1.03%	$5.24
Class P	1,000.00	1,020.97	0.84%	4.28

American Funds Growth (2)
Actual
Class I	$1,000.00	$1,178.60	0.63%	$3.46
Class P	1,000.00	1,179.80	0.43%	2.36
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

American Funds Growth-Income (2)
Actual
Class I	$1,000.00	$1,192.40	0.62%	$3.43
Class P	1,000.00	1,193.60	0.43%	2.38
Hypothetical
Class I	$1,000.00	$1,022.08	0.62%	$3.16
Class P	1,000.00	1,023.04	0.43%	2.19

Comstock
Actual
Class I	$1,000.00	$1,156.20	0.91%	$4.95
Class P	1,000.00	1,157.40	0.71%	3.86
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.63	0.71%	3.62

Dividend Growth
Actual
Class I	$1,000.00	$1,147.10	0.89%	$4.82
Class P	1,000.00	1,148.20	0.69%	3.74
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Equity Index
Actual
Class I	$1,000.00	$1,160.20	0.28%	$1.52
Class P	1,000.00	1,161.40	0.08%	0.44
Hypothetical
Class I	$1,000.00	$1,023.79	0.28%	$1.43
Class P	1,000.00	1,024.80	0.08%	0.41

Focused 30
Actual
Class I	$1,000.00	$1,236.70	0.98%	$5.52
Class P	1,000.00	1,238.10	0.75%	4.23
Hypothetical
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class P	1,000.00	1,021.42	0.75%	3.82

Growth
Actual
Class I	$1,000.00	$1,230.10	0.78%	$4.38
Class P	1,000.00	1,231.30	0.58%	3.26
Hypothetical
Class I	$1,000.00	$1,021.27	0.78%	$3.97
Class P	1,000.00	1,022.28	0.58%	2.96

Large-Cap Growth
Actual
Class I	$1,000.00	$1,235.60	0.89%	$5.02
Class P	1,000.00	1,236.90	0.69%	3.89
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Large-Cap Value
Actual
Class I	$1,000.00	$1,146.00	0.82%	$4.44
Class P	1,000.00	1,147.20	0.62%	3.36
Hypothetical
Class I	$1,000.00	$1,021.07	0.82%	$4.18
Class P	1,000.00	1,022.08	0.62%	3.16

Long/Short Large-Cap
Actual
Class I	$1,000.00	$1,178.30	2.14%	$11.75
Class P	1,000.00	1,179.50	1.93%	10.60
Hypothetical
Class I	$1,000.00	$1,014.42	2.14%	$10.87
Class P	1,000.00	1,015.48	1.93%	9.80

Main Street Core
Actual
Class I	$1,000.00	$1,183.90	0.68%	$3.74
Class P	1,000.00	1,185.10	0.48%	2.64
Hypothetical
Class I	$1,000.00	$1,021.78	0.68%	$3.47
Class P	1,000.00	1,022.79	0.48%	2.45

Mid-Cap Equity
Actual
Class I	$1,000.00	$1,193.30	0.87%	$4.81
Class P	1,000.00	1,194.50	0.68%	3.76
Hypothetical
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class P	1,000.00	1,021.78	0.68%	3.47

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Mid-Cap Growth
Actual
Class I	$1,000.00	$1,158.90	0.91%	$4.95
Class P	1,000.00	1,160.10	0.71%	3.87
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.63	0.71%	3.62

Mid-Cap Value
Actual
Class I	$1,000.00	$1,150.40	0.91%	$4.93
Class P	1,000.00	1,151.50	0.71%	3.85
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.63	0.71%	3.62

Small-Cap Equity
Actual
Class I	$1,000.00	$1,194.50	0.88%	$4.87
Class P	1,000.00	1,195.70	0.68%	3.76
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.78	0.68%	3.47

Small-Cap Growth
Actual
Class I	$1,000.00	$1,172.00	0.83%	$4.54
Class P	1,000.00	1,173.20	0.63%	3.45
Hypothetical
Class I	$1,000.00	$1,021.02	0.83%	$4.23
Class P	1,000.00	1,022.03	0.63%	3.21

Small-Cap Index
Actual
Class I	$1,000.00	$1,196.00	0.54%	$2.99
Class P	1,000.00	1,197.20	0.34%	1.88
Hypothetical
Class I	$1,000.00	$1,022.48	0.54%	$2.75
Class P	1,000.00	1,023.49	0.34%	1.73

Small-Cap Value
Actual
Class I	$1,000.00	$1,175.60	0.98%	$5.37
Class P	1,000.00	1,176.70	0.78%	4.28
Hypothetical
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class P	1,000.00	1,021.27	0.78%	3.97

Tactical Strategy (3)
Actual
Class P	$1,000.00	$1,023.30	0.56%	$0.40
Hypothetical
Class P	$1,000.00	$1,022.38	0.56%	$2.85

Value Advantage
Actual
Class I	$1,000.00	$1,141.20	0.88%	$4.75
Class P	1,000.00	1,142.40	0.68%	3.67
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.78	0.68%	3.47

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Health Sciences
Actual
Class I	$1,000.00	$1,242.40	1.13%	$6.39
Class P	1,000.00	1,243.70	0.91%	5.15
Hypothetical
Class I	$1,000.00	$1,019.51	1.13%	$5.75
Class P	1,000.00	1,020.62	0.91%	4.63

Real Estate
Actual
Class I	$1,000.00	$972.60	1.05%	$5.22
Class P	1,000.00	973.60	0.85%	4.23
Hypothetical
Class I	$1,000.00	$1,019.91	1.05%	$5.35
Class P	1,000.00	1,020.92	0.85%	4.33

Technology
Actual
Class I	$1,000.00	$1,146.70	1.15%	$6.22
Class P	1,000.00	1,148.00	0.93%	5.04
Hypothetical
Class I	$1,000.00	$1,019.41	1.15%	$5.85
Class P	1,000.00	1,020.52	0.93%	4.74

Emerging Markets
Actual
Class I	$1,000.00	$1,130.70	1.06%	$5.69
Class P	1,000.00	1,131.80	0.86%	4.62
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

International Large-Cap
Actual
Class I	$1,000.00	$1,166.40	1.00%	$5.46
Class P	1,000.00	1,167.60	0.80%	4.37
Hypothetical
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class P	1,000.00	1,021.17	0.80%	4.08

International Small-Cap
Actual
Class I	$1,000.00	$1,208.60	1.06%	$5.90
Class P	1,000.00	1,209.80	0.86%	4.79
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

International Value
Actual
Class I	$1,000.00	$1,188.20	0.89%	$4.91
Class P	1,000.00	1,189.40	0.68%	3.75
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.78	0.68%	3.47

Tactical International (3)
Actual
Class P	$1,000.00	$1,038.70	0.60%	$0.44
Hypothetical
Class P	$1,000.00	$1,022.18	0.60%	$3.06

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Currency Strategies
Actual
Class I	$1,000.00	$943.70	0.88%	$4.31
Class P	1,000.00	944.60	0.68%	3.33
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.78	0.68%	3.47

Global Absolute Return
Actual
Class I	$1,000.00	$987.10	1.10%	$5.51
Class P	1,000.00	988.00	0.90%	4.51
Hypothetical
Class I	$1,000.00	$1,019.66	1.10%	$5.60
Class P	1,000.00	1,020.67	0.90%	4.58

Precious Metals
Actual
Class I	$1,000.00	$949.70	0.94%	$4.62
Class P	1,000.00	950.50	0.74%	3.64
Hypothetical
Class I	$1,000.00	$1,020.47	0.94%	$4.79
Class P	1,000.00	1,021.48	0.74%	3.77

American Funds Asset Allocation (2)
Actual
Class I	$1,000.00	$1,120.20	0.62%	$3.31
Hypothetical
Class I	$1,000.00	$1,022.08	0.62%	$3.16

Pacific Dynamix—Conservative Growth (4)
Actual
Class I	$1,000.00	$1,067.40	0.37%	$1.93
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix—Moderate Growth (4)
Actual
Class I	$1,000.00	$1,098.40	0.36%	$1.90
Hypothetical
Class I	$1,000.00	$1,023.39	0.36%	$1.84

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
Pacific Dynamix—Growth (4)
Actual
Class I	$1,000.00	$1,131.50	0.36%	$1.93
Hypothetical
Class I	$1,000.00	$1,023.39	0.36%	$1.84

Portfolio Optimization Conservative (5)
Actual
Class I	$1,000.00	$1,032.50	0.31%	$1.59
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Moderate-Conservative (5)
Actual
Class I	$1,000.00	$1,063.20	0.31%	$1.61
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Moderate (5)
Actual
Class I	$1,000.00	$1,086.30	0.31%	$1.63
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Growth (5)
Actual
Class I	$1,000.00	$1,112.20	0.31%	$1.65
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Aggressive-Growth (5)
Actual
Class I	$1,000.00	$1,129.80	0.31%	$1.66
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	The annualized expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds (see Note 1 in Notes to Financial Statements) in which the portfolios invest.
(3)	The Tactical Strategy and Tactical International Portfolios commenced operations on December 06, 2013. The actual fund return and expenses paid during the period by these portfolios were for the period from December 06, 2013 to December 31, 2013 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(4)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the Pacific Dynamix Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.
(5)	The annualized expense ratios for the Portfolio Optimization Portfolios do not include expenses of the Portfolio Optimization Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Portfolios invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	92

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	92

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	92

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	92

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	92

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Life Funds.	92

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Life Funds.	92

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	92

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	92

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	92

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Life Funds.	92

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	92

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Life Funds.	92

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	92

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Life Funds.	92

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Life Funds.	92

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Life Funds.	92

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2013, the “Fund Complex” consisted of Pacific Select Fund (58 portfolios) and Pacific Life Funds (34 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate portfolios of the Trust (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the High Yield Bond, Cash Management and Floating Rate Income Portfolios (the “PAM Managed Portfolios”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Asset Allocation Portfolios,” and together with the PAM Managed Portfolios, the “Directly Managed Portfolios”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of its assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage the assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 11, 2013.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Portfolios. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and improve the services provided to the Portfolios and their shareholders.

The Trustees noted that PLFA makes officers and employees of PLFA available to the Board for consultation and discussion regarding the investment management services provided to the Portfolios. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and portfolio accounting. The Trustees further considered

1

At the December 11th meeting, the Board did not consider the continuance of the Portfolio Management Agreements relating to the Large-Cap Growth, Mid-Cap Growth, Value Advantage, Growth, Tactical Strategy, Tactical International and Mid-Cap Equity Portfolios, and the Portfolio Management Agreement with Macro Currency Group relating to the Currency Strategies Portfolio, as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Portfolios.

Directly Managed Portfolios – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Portfolio. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Portfolio and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Portfolio. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Portfolios. With respect to the Asset Allocation Portfolios, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Portfolios that serve as investment options for the Asset Allocation Portfolios and in developing asset allocation models appropriate to each Asset Allocation Portfolio’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Portfolios, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised and Feeder Portfolios.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios, and its attention to matters that may involve conflicts of interest between itself and a Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised and Feeder Portfolios – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Portfolios and Feeder Portfolios, and the fact that PLFA monitors and evaluates the performance of the Portfolio Managers and the Master Funds in comparison to each Portfolio’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Portfolios and Feeder Portfolios for adherence to the investment objectives and policies of each Portfolio. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s role in analyzing and recommending for consideration by the Board, the termination of a Portfolio Management Agreement with a Portfolio Manager and the replacement of a Portfolio Manager and/or the replacement of a Master Fund.

The Trustees considered the high quality of the products and services provided by PLFA to the Portfolios, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Portfolio Managers, Master Funds and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Portfolios. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Portfolio performance and the performance of the Portfolio Managers, including analytical tools relating to risk analysis, Portfolio performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Portfolio’s performance and risk profile and identify Portfolios that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Portfolio Managers, including the use of analytical methods to review Portfolio performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers. With respect to the Feeder Portfolios and the PAM Managed Portfolios, the Board considered that PLFA provides oversight, diligence and reporting with regard to the Master Funds and PLFA’s PAM unit, respectively, that is similar to the process it employs with regard to the Portfolio Managers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, Master Funds and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Portfolio Managers to replace existing Portfolio Managers where appropriate or to manage new Portfolios in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Portfolio Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance, including, but not limited to, the financial strength of a Portfolio Manager, significant staffing changes that could affect a Portfolio, material changes in a Portfolio Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Portfolio securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Portfolios. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on Portfolio trading and that PLFA presents information about Portfolio trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Portfolio Manager’s use of soft dollars and presents information about Portfolio Managers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Portfolios, such as cash movements between the Portfolios arising from reallocations by funds of funds and the transition of a Portfolio from one Portfolio Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Portfolio transition. The Trustees considered that PLFA coordinates the onboarding process for new Portfolio Managers and oversees the establishment of necessary accounts and documentation for the Portfolio Managers to begin managing Portfolio assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Portfolio Managers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Portfolio Managers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Portfolio Managers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Portfolio Manager’s written compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Trustees also considered that each Portfolio Manager continues to cooperate with the CCO in reviewing its compliance operations.

Portfolio Managers. The Trustees considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Portfolio Managers. The Trustees considered the services provided by each Portfolio Manager in rendering investment management services to a Sub-Advised Portfolio. The Trustees considered that each Portfolio Manager is responsible for identifying investments for a Sub-Advised Portfolio and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Portfolio. The Trustees also considered that each Portfolio Manager is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Portfolio. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management, and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology used by the Portfolio Manager.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective, strategies and market conditions. The Trustees compared each Portfolio’s total returns with the total returns of each Portfolio’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Portfolio were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Portfolio’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2013, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to those Portfolios that pursued an index strategy, the Trustees also reviewed the tracking error of the Portfolio against its target index.

The Trustees considered the performance of each Portfolio on a case-by-case basis and noted that some Portfolios had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Portfolio’s investment results, the Board placed greater emphasis on each Portfolio’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Portfolio’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Portfolios that are currently underperforming as of September 30, 2013, the Trustees also considered the broader perspective of the Portfolio’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Portfolio going forward in light of expected future market conditions. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers, and the approach used by PLFA and PAM with respect to the Directly Managed Portfolios, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Portfolio Manager have taken, or agreed to take, to enhance the investment performance of a Portfolio, and the results of those actions. In reviewing the performance of each Portfolio, the Board took into account, among other things, each Portfolio’s performance track record. A summary of each Portfolio’s track record is provided below.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

American Funds Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one- and five-year periods and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three-year period.

American Funds Growth-Income Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fifth quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Portfolio, the Board considered that the prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement was not up for renewal at this time.

Large-Cap Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the second quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement was not up for renewal at this time.

Comstock Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2003.

Dividend Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2010.

Equity Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused 30 Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the ten-year period and underperformed for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the first quintile for the ten-year period. With regard to the approval of the Portfolio Management Agreement, the Board considered that the current individual managing the Portfolio at the Portfolio Manager has managed the Portfolio since 2013, and that PLFA has advised that it will be closely monitoring the Portfolio to determine if future remedial actions are necessary or appropriate.

Large-Cap Value Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five- and ten-year periods.

Long/Short Large-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since its inception in 2008 and has been the sole Portfolio Manager since 2011.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Main Street Core Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the second quintile for the five-year period and the third quintile for the ten-year period.

American Funds Asset Allocation Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods.

Mid-Cap Equity Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods and in the fifth quintile for the three- and five-year periods. In evaluating the performance of the Portfolio, the Board considered that prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement is not up for renewal at this time.

Mid-Cap Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Portfolio, the Board considered that the prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement is not up for renewal at this time.

Mid-Cap Value Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period. In evaluating the performance of the Portfolio, the Trustees considered that a new portfolio management team at the Portfolio Manager had assumed management of the Portfolio in 2012 and that recent performance had improved.

Small-Cap Equity Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the third quintile for the three-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Managers have managed the Portfolio since 2010.

Small-Cap Value Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had competitive long-term performance, but, with respect to the Portfolio’s underperformance over shorter-term periods, considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

Small-Cap Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and performed in line with its median for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fifth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Board had approved a change in Portfolio Manager for the Portfolio to be effective May 1, 2014.

Small-Cap Index Portfolio

The Portfolio had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2006.

Currency Strategies Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Global Absolute Return Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record and that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the Selected Performance Peer Group.

Health Sciences Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2005.

Precious Metals Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Real Estate Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Portfolio, the Trustees considered that despite the Portfolio’s comparative ranking against the Selected Performance Peer Group, the difference in absolute returns of the Portfolio from the median of the Selected Performance Peer Group was not large. The Trustees considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

Technology Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. With regard to the approval of the Portfolio Management Agreement, the Board considered that the current Portfolio Manager has managed the Portfolio since 2005. In evaluating the performance of the Portfolio, the Trustees considered that the Board had approved a change in Portfolio Manager for the Portfolio to be effective May 1, 2014.

Emerging Markets Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Emerging Markets Debt Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

International Large-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2004.

International Small-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period.

International Value Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2011.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Cash Management Portfolio

The Trustees considered that during the one- and three-year periods the Portfolio has been subject to fee and expense waivers intended to prevent the Portfolio’s earnings from falling below the level of the Portfolio’s expenses (to prevent a negative yield) and that performance rankings are not meaningful over these periods. The Portfolio: (1) outperformed its Selected Performance Peer Group for the five- and ten-year periods; and (2) is ranked in the third quintile of its Selected Performance Peer Group for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Portfolio, the Trustees considered that they had approved liquidation of the Portfolio, subject to shareholder approval of a plan of substitution.

Diversified Bond Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2009.

Floating Rate Loan Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2010.

High Yield Bond Portfolio

The Portfolio: (1) underperformed for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Portfolio, the Trustees considered that PLFA had advised that the Portfolio’s underperformance had resulted from PAM’s investment style during recent market environments and that PLFA is closely monitoring the Portfolio to determine whether future remedial actions are necessary.

Inflation Managed Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Inflation Protected Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record and that the Portfolio was designed to provide a low tracking error to its benchmark and maintain certain diversification requirements under the tax code which are challenging for this type of portfolio strategy.

Managed Bond Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the first quintile for the five- and ten-year periods.

Short Duration Bond Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2011.

PD Aggregate Bond Index Portfolio

The Portfolio had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period. In evaluating the performance of the Portfolio, the Trustees considered that PLFA had advised that the Portfolio’s underperformance was primarily the result of differences in investment style between the Portfolio Manager and peers.

PD High Yield Bond Market Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PD International Large-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Portfolio had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix –Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods.

Portfolio Optimization Aggressive-Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Conservative Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Moderate Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Moderate-Conservative Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

The Trustees reviewed the monitoring of each Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Portfolios that work well in the Asset Allocation Portfolios and that the Asset Allocation Portfolios provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Portfolios and the benefits the Asset Allocation Portfolios provide for shareholders generally.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Portfolio Manager as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA in their review of the portion of the advisory fees retained by PLFA, and also considered the nature and quality of services provided by each Portfolio Manager with respect to the sub-advisory fees paid to such Portfolio Manager. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Portfolio and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. A summary of some of the comparative fee and expense information considered by the Trustees for each Portfolio is provided below.

American Funds Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

American Funds Growth-Income Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused 30 Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

American Funds Asset Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Precious Metals Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Cash Management Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Inflation Protected Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

During their review, the Trustees noted that all of the Portfolios were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Portfolio Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Portfolios, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Portfolios) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Portfolio. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Portfolio assets grow for all Portfolios except the Asset Allocation Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Asset Allocation Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Portfolios as assets grow. With respect to the Portfolio Optimization Portfolios, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Portfolios. The Independent Trustees considered that PLFA seeks to price Portfolios to scale from inception rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Portfolios for certain expenses that exceed stated expense caps.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, Pacific Life, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Portfolios, including tax benefits as well as the receipt of sponsorship fees, conference and seminar support from various Portfolio Managers or their affiliates. The Trustees considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Portfolio Manager’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Portfolio Managers from acting in the best interests of the Portfolios and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Advisory Agreement and Portfolio Management Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Portfolio Management Agreements during the period, the Board considered and approved the Advisory Agreement and Portfolio Management Agreements with respect to new Portfolios and also approved changes with respect to the Portfolio Managers for certain Portfolios as discussed below. Under the 1940 Act, a change in a Portfolio Manager, a change in the compensation paid to a Portfolio Manager, or an assignment of any Portfolio Management Agreement requires shareholder approval of a new Portfolio Management Agreement. However, under an exemptive order issued to Pacific Life Insurance Company and the Trust by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by PLFA, in accordance with the terms of the exemptive order, PLFA can hire, terminate and replace, as applicable, Portfolio Managers and enter into new Portfolio Management Agreements (except, as a general matter, Portfolio Managers affiliated with PLFA) without shareholder approval.

Health Sciences Portfolio

At an in-person meeting on December 11, 2013, the Board, including all of the Independent Trustees, approved, effective on or about May 1, 2014, a new Portfolio Management Agreement with BlackRock Investment Management, LLC (“BlackRock”) with respect to the Health Sciences Portfolio (the “BlackRock Portfolio Management Agreement”) and appointed BlackRock as the new Portfolio Manager for this Portfolio. BlackRock’s appointment as Portfolio Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

In evaluating the BlackRock Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new Portfolio Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a Portfolio Manager and an assessment of the investment strategies used by a Portfolio Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of BlackRock, including another firm considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend BlackRock as Portfolio Manager for the Health Sciences Portfolio. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

In evaluating the BlackRock Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining BlackRock as Portfolio Manager to the Health Sciences Portfolio, particularly in light of the nature, extent, and quality of the services expected to be provided by BlackRock. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed BlackRock Portfolio Management Agreement; copies of BlackRock’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the BlackRock Portfolio Management Agreement, BlackRock would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Health Sciences Portfolio over both the short- and long-term, the organizational depth and resources of BlackRock, including the background and experience of BlackRock’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved BlackRock’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of BlackRock’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to BlackRock, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by BlackRock. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Health Sciences Portfolio by BlackRock under the BlackRock Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a health sciences strategy and PLFA’s identification of BlackRock to serve as Portfolio Manager with regard to the Health Sciences Portfolio’s day-to-day investment activities. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related BlackRock Portfolio Management Agreement, including the factors described below.

The Trustees considered information about the historical performance of a portfolio managed by the same BlackRock portfolio management team that would manage the Health Sciences Portfolio using similar investment strategies (the “BlackRock Comparable Performance”). The Trustees considered the BlackRock Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of October 31, 2013. The Trustees also considered the BlackRock Comparable Performance against a pertinent benchmark and an applicable peer group for the previous nine calendar years, and the risk-adjusted performance relative to peers from October 2007 through September 2013.

The Trustees also considered information about the historical performance of additional portfolios and an account managed by BlackRock using similar investment strategies as those proposed for the Health Sciences Portfolio against pertinent benchmarks for the one-, three-, five-, ten-year and since inception periods as of September 30, 2013, as applicable. Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Portfolio. The Trustees also considered the need for BlackRock to adhere to the Health Sciences Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that BlackRock’s performance record with respect to similarly managed accounts was acceptable.

3. Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other portfolios with substantially similar investment strategies as the Health Sciences Portfolio. The Trustees also considered that the proposed sub-advisory fees payable to BlackRock under the BlackRock Portfolio Management Agreement contain breakpoints and are the same as the sub-advisory fees paid to the current portfolio manager. The Trustees also considered that PLFA seeks to price the sub-advisory fees to scale. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Portfolio.

In comparing the proposed fees to be paid by the Health Sciences Portfolio to fees charged by BlackRock for other similarly managed portfolios, the Trustees noted that there were differences in the level of services proposed to be provided to the Portfolio by BlackRock and in the nature or size of the accounts. These differences explained differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and BlackRock, and that the Health Sciences Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Health Sciences Portfolio. Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager change.

The Board concluded that the compensation payable under the BlackRock Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information provided by BlackRock and noted that it was difficult to accurately determine or evaluate the projected profitability of the BlackRock Portfolio Management Agreement to BlackRock because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and BlackRock with respect to the negotiation of Portfolio sub-advisory

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the BlackRock Portfolio Management Agreement to BlackRock is an estimate because it had not yet begun to manage the Health Sciences Portfolio.

The Board concluded that the Health Sciences Portfolio’s fee structure reflected in the BlackRock Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and BlackRock information concerning other benefits that may be received by BlackRock and its affiliates as a result of their relationship with the Health Sciences Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that BlackRock represented that it anticipates utilizing affiliated broker-dealers and that it anticipates using soft dollar credits generated by Portfolio commissions to pay for research services. The Trustees considered potential benefits to be derived by BlackRock from its relationship with the Health Sciences Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the BlackRock Portfolio Management Agreement is in the best interests of the Health Sciences Portfolio and its shareholders; and (ii) the compensation payable under the BlackRock Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Technology Portfolio

At an in-person meeting on December 11, 2013, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about May 1, 2014, a new Portfolio Management Agreement with Ivy Investment Management Company (“Ivy”) with respect to the Technology Portfolio (the “Ivy Portfolio Management Agreement”) and appointed Ivy as the new Portfolio Manager for this Portfolio. In connection with this matter, also at the December 11, 2013 meeting, the Board approved the termination of the Portfolio Management Agreement for the Portfolio with the prior portfolio manager upon the effectiveness of the Ivy Portfolio Management Agreement. Ivy’s appointment as Portfolio Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

In evaluating the Ivy Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new Portfolio Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a Portfolio Manager and an assessment of the investment strategies used by a Portfolio Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Ivy, including another firm considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Ivy as Portfolio Manager for the Technology Portfolio. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

In evaluating the Ivy Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Ivy as Portfolio Manager to the Technology Portfolio, particularly in light of the nature, extent, and quality of the services expected to be provided by Ivy. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Ivy Portfolio Management Agreement; copies of Ivy’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Ivy Portfolio Management Agreement, Ivy would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Technology Portfolio over both the short- and long-term, the organizational depth and resources of Ivy, including the background and experience of Ivy’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved Ivy’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of Ivy’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to Ivy, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Ivy. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Technology Portfolio by Ivy under the Ivy Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a technology strategy and PLFA’s identification of Ivy to serve as Portfolio Manager with regard to the Technology Portfolio’s day-to-day investment activities. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related Ivy Portfolio Management Agreement, including the factors described below.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

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The Trustees considered information about the historical performance of a portfolio managed by the same Ivy portfolio management team that would manage the Technology Portfolio using similar investment strategies (the “Ivy Comparable Performance”). The Trustees considered the Ivy Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of October 31, 2013. The Trustees also considered the Ivy Comparable Performance against a pertinent benchmark and an applicable peer group for the previous ten calendar years, and a measure of the strategy’s consistency of outperforming the pertinent benchmark relative to peers for the three-, five- and ten-year periods as of September 30, 2013.

The Trustees also considered information about the historical performance of additional portfolios managed by Ivy and an affiliate of Ivy using similar investment strategies as those proposed for the Technology Portfolio against a pertinent benchmark for the one-, three-, five-, ten-year and since inception periods as of June 30, 2013, as applicable. Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Portfolio. The Trustees also considered the need for Ivy to adhere to the Technology Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Ivy’s performance record with respect to similarly managed accounts was acceptable.

3. Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other portfolios with substantially similar investment strategies as the Technology Portfolio. The Trustees also considered that the proposed sub-advisory fees payable to Ivy under the Ivy Portfolio Management Agreement contain breakpoints and are the same as the sub-advisory fees paid to the current portfolio manager. The Trustees also considered that PLFA seeks to price the sub-advisory fees to scale. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Portfolio.

In comparing the proposed fees to be paid by the Technology Portfolio to fees charged by Ivy for other similarly managed portfolios, the Trustees noted that there were differences in the level of services proposed to be provided to the Portfolio by Ivy, and that Ivy represented that the proposed sub-advisory fee schedule for the Portfolio is commensurate with the management responsibilities for an investment mandate of the Portfolio’s size. These differences explained differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Ivy, and that the Technology Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Technology Portfolio.

Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager change.

The Board concluded that the compensation payable under the Ivy Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information provided by Ivy and noted that it was difficult to accurately determine or evaluate the projected profitability of the Ivy Portfolio Management Agreement to Ivy because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Ivy with respect to the negotiation of Portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Ivy Portfolio Management Agreement to Ivy is an estimate because it had not yet begun to manage the Technology Portfolio.

The Board concluded that the Technology Portfolio’s fee structure reflected in the Ivy Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and Ivy information concerning other benefits that may be received by Ivy and its affiliates as a result of their relationship with the Technology Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that Ivy represented that it does not anticipate utilizing affiliated broker-dealers and that it does not anticipate using soft dollar credits generated by Portfolio commissions to pay for research services. The Trustees considered potential benefits to be derived by Ivy from its relationship with the Technology Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Ivy Portfolio Management Agreement is in the best interests of the Technology Portfolio and its shareholders; and (ii) the compensation payable under the Ivy Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Small-Cap Growth Portfolio

At an in-person meeting on November 5-6, 2013, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective no later than May 1, 2014, a new Portfolio Management Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”) with respect to the Small-Cap Growth Portfolio (the “Lord Abbett Portfolio Management Agreement”) and appointed Lord Abbett as the new Portfolio Manager for this Portfolio. In connection with this matter, also at the November 5-6, 2013 meeting, the Board terminated the Portfolio Management Agreement for the Portfolio with the prior portfolio manager upon the effectiveness of the Lord Abbett Portfolio Management Agreement. Lord Abbett’s appointment as Portfolio Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

In evaluating the Lord Abbett Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new Portfolio Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a new Portfolio Manager and an assessment of the investment strategies used by a new Portfolio Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Lord Abbett, including another firm considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Lord Abbett as the new Portfolio Manager. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

In evaluating the Lord Abbett Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Lord Abbett as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Lord Abbett. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Lord Abbett Portfolio Management Agreement; copies of Lord Abbett’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Lord Abbett Portfolio Management Agreement, Lord Abbett would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and would determine which securities were to be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Small-Cap Growth Portfolio over both the short- and long-term, the organizational depth and resources of Lord Abbett, including the background and experience of Lord Abbett’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Board considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Lord Abbett, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new Lord Abbett Portfolio Management Agreement.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to Lord Abbett and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Lord Abbett.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Small-Cap Growth Portfolio by Lord Abbett under the Lord Abbett Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a small-cap growth portfolio and PLFA’s identification of Lord Abbett to serve as Portfolio Manager with regard to the day-to-day investment activities of the Small-Cap Growth Portfolio. The Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Lord Abbett Portfolio Management Agreement, as described below.

The Trustees considered information about the historical performance of a fund managed by the same Lord Abbett portfolio management team that would manage the Small-Cap Growth Portfolio using similar investment strategies as those proposed for the Small-Cap Growth Portfolio (the “Lord Abbett Comparable Performance”). The Trustees considered the Lord Abbett Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of September 30, 2013. The Trustees also considered the Lord Abbett Comparable Performance against a pertinent benchmark and an applicable peer group for the previous nine calendar years. The Trustees also considered information about the historical performance of additional funds and accounts managed by Lord Abbett using similar investment strategies as those proposed for the Small-Cap Growth Portfolio against a pertinent benchmark for the one-, three-, five- and ten-year and since inception periods as of June 30, 2013. The Trustees also considered the need for Lord Abbett to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Lord Abbett’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other funds with substantially similar investment strategies as the Small-Cap Growth Portfolio. The Trustees also considered that the proposed sub-advisory fees payable to Lord Abbett under the Portfolio Management Agreement contain a breakpoint and are the same as the sub-advisory fees paid to the current portfolio manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Portfolio.

In comparing the proposed fees to be paid by the Portfolio to fees charged by Lord Abbett for other similarly managed funds, the Trustees noted that there were differences in the level of services proposed to be provided to the Small-Cap Growth Portfolio by Lord Abbett, and that Lord Abbett represented that the proposed sub-advisory fee schedule for the Portfolio is commensurate with the scope of the management responsibilities and services to be provided by Lord Abbett for the Portfolio’s investment mandate.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Lord Abbett, and that the Small-Cap Growth Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Small-Cap Growth Portfolio.

Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager change.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Board concluded that the compensation payable under the Lord Abbett Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information, as it relates to their sub-advisory business, provided by Lord Abbett and noted that it was difficult to accurately determine or evaluate the projected profitability of the Lord Abbett Portfolio Management Agreement to Lord Abbett because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Lord Abbett with respect to the negotiation of Portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Lord Abbett Portfolio Management Agreement to Lord Abbett is an estimate because it had not yet begun to manage the Portfolio.

The Board concluded that the Small-Cap Growth Portfolio’s fee structure reflected in the Lord Abbett Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and Lord Abbett information concerning other benefits that may be received by Lord Abbett and its affiliates as a result of their relationship with the Small-Cap Growth Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that Lord Abbett represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft-dollar credits generated by Portfolio commissions. The potential benefits that may be derived by Lord Abbett from its relationship with the Small-Cap Growth Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by sub-advisers to mutual funds. The Trustees considered potential benefits to be derived by Lord Abbett from its relationship with the Small-Cap Growth Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Lord Abbett Portfolio Management Agreement is in the best interests of the Small-Cap Growth Portfolio and its shareholders; and (ii) the compensation payable under the Lord Abbett Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Currency Strategies Portfolio

At an in-person meeting on September 11, 2013, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective November 1, 2013, a new Portfolio Management Agreement with Principal Global Investors, LLC, doing business as Macro Currency Group (“MCG”) with respect to the Currency Strategies Portfolio (the “MCG Portfolio Management Agreement”) and appointed Macro as co-portfolio manager (“co-Portfolio Manager”) for this Portfolio. MCG’s appointment as co-Portfolio Manager and the Board’s approval of the MCG Portfolio Management Agreement were made in accordance with the exemptive order issued by the SEC with regard to the Trust and do not require shareholder approval.

In evaluating the MCG Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new Portfolio Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a Portfolio Manager and an assessment of the investment strategies used by a Portfolio Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of MCG, including another firm considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend MCG as an additional Portfolio Manager for the Currency Strategies Portfolio. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

In evaluating the MCG Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining MCG as co-Portfolio Manager to the Currency Strategies Portfolio, particularly in light of the nature, extent, and quality of the services expected to be provided by MCG. In this regard, the Trustees considered various materials relating to the proposed co-Portfolio Manager, including copies of the proposed MCG Portfolio Management Agreement; copies of MCG’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the MCG Portfolio Management Agreement, MCG would be responsible for providing the investment management services for a portion of the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by that portion of the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Currency Strategies Portfolio over both the short- and long-term, the organizational depth and resources of MCG, including the background and experience of MCG’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Board considered that the Trust’s CCO had reviewed the written compliance policies and procedures of MCG, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new MCG Portfolio Management Agreement.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to MCG, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by MCG.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Currency Strategies Portfolio by MCG under the MCG Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a currency strategy and PLFA’s identification of MCG to serve as Portfolio Manager with regard to a portion of the Currency Strategies Portfolio’s day-to-day investment activities. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related MCG Portfolio Management Agreement, including the factors described below.

The Trustees considered information about the historical performance of a strategy managed by the same MCG portfolio management team that would co-manage the Currency Strategies Portfolio using similar investment strategies (the “MCG Comparable Performance”). The Trustees noted that the MCG Comparable Performance reflected actual performance for the strategy since September 2011 and that periods prior to that date reflected simulated performance for a portion of the strategy. The Trustees considered the MCG Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five-year and since inception periods as of March 31, 2013. The Trustees also considered the MCG Comparable Performance against a pertinent benchmark and an applicable peer group for the previous five calendar years, and the strategy’s historical standard deviation for the three- and five-year periods as of March 31, 2013. The Trustees also considered the MCG Comparable Performance against the historical performance of the existing portfolio manager’s currency strategy for the year-to-date, one-, three-, five-year and since inception periods as of March 31, 2013 and the previous five calendar years.

The Trustees also considered information about the historical performance of additional accounts managed by MCG using similar investment strategies as those proposed for the Currency Strategies Portfolio against a pertinent benchmark for the one-, three-, five-, ten-year and since inception periods, as applicable. Additionally, the Trustees considered performance information presented by PLFA for another potential co-manager of the Portfolio. The Trustees also considered the need for MCG to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that MCG’s performance record with respect to similarly managed accounts was acceptable.

3. Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other portfolios with substantially similar investment strategies as the Currency Strategies Portfolio. The Trustees also considered that the proposed sub-advisory fees payable to MCG under the Portfolio Management Agreement contain a breakpoint and are the same as the sub-advisory fees paid to the existing portfolio manager, who will serve as co-portfolio manager with MCG. The Trustees also considered that PLFA seeks to price the sub-advisory fees to scale. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Portfolio.

In comparing the proposed fees to be paid by the Portfolio to fees charged by MCG for other similarly managed portfolios, the Trustees noted that there were differences in the level of services proposed to be provided to the Currency Strategies Portfolio by MCG and in the nature or size of the accounts. These differences explained differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and MCG, and that the Currency Strategies Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Currency Strategies Portfolio.

Additionally, the Trustees considered that there are certain costs associated with adding a portfolio manager, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager addition.

The Board concluded that the compensation payable under the MCG Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information provided by MCG and noted that it was difficult to accurately determine or evaluate the projected profitability of the MCG Portfolio Management Agreement to MCG because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and MCG with respect to the negotiation of Portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the MCG Portfolio Management Agreement to MCG is an estimate because it had not yet begun to manage the Portfolio.

The Board concluded that the Currency Strategies Portfolio’s fee structure reflected in the MCG Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and MCG information concerning other benefits that may be received by MCG and its affiliates as a result of their relationship with the Currency Strategies Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that MCG represented that it does not anticipate utilizing an affiliated broker-dealer and that it does not anticipate using soft-dollar credits generated by Portfolio commissions. The Trustees considered potential benefits to be derived by MCG from its relationship with the Currency Strategies Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the MCG Portfolio Management Agreement is in the best interests of the Currency Strategies Portfolio and its shareholders; and (ii) the compensation payable under the MCG Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Tactical Strategy and Tactical International Portfolios (the “Tactical Portfolios”)

At an in-person meeting on June 19, 2013, the Board, including all of the Independent Trustees, approved, effective October 31, 2013, the Advisory Agreement with PLFA with respect to the Tactical Portfolios (the “Tactical Portfolios Advisory Agreement”) and the Portfolio Management Agreement with Pacific Investment Management Company LLC (“PIMCO”) with respect to the Tactical Portfolios (the “PIMCO Portfolio Management Agreement”), and appointed PIMCO as the Portfolio Manager for these Portfolios.

In evaluating the Tactical Portfolios Advisory Agreement and PIMCO Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Tactical Portfolios in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the Tactical Portfolios, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Portfolios. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance relative to applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Portfolio Manager’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on Portfolio Managers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and amount of attention expected to be given to the Tactical Portfolios by PLFA’s management and staff. The Trustees considered that the Tactical Portfolios will serve only as underlying fund options for the Portfolio Optimization Portfolios and not as stand-alone investment options, and that the Tactical Portfolios are intended to reduce the long-term volatility of the Portfolio Optimization Portfolios by reducing equity exposure during volatile market environments.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Tactical Portfolios, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Tactical Portfolios under the Tactical Portfolios Advisory Agreement.

PIMCO. The Trustees considered the benefits to shareholders of retaining PIMCO as Portfolio Manager of the Tactical Portfolios, particularly in light of the nature, extent, and quality of the services expected to be provided by PIMCO. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed PIMCO Portfolio Management Agreement; copies of PIMCO’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation.

The Trustees considered that under the PIMCO Portfolio Management Agreement, PIMCO would be responsible for providing the investment management services for each Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Tactical Portfolios. The Trustees considered the quality of the management services expected to be provided to the Tactical Portfolios over both the short- and long-term and the organizational depth and resources of PIMCO, including the background and experience of PIMCO’s management and the expertise of the portfolio management team, as well as the investment strategies, processes

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

and philosophy to be used with respect to each Portfolio’s investment strategy, including PIMCO’s experience in managing risk and volatility reduction strategies.

In addition, the Trustees considered that they had previously reviewed and approved PIMCO’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of PIMCO’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to PIMCO, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by PIMCO.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Tactical Portfolios by PLFA under the Tactical Portfolios Advisory Agreement and PIMCO under the PIMCO Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and evaluate advisory firms that are qualified to manage a strategy that seeks to make tactical allocations to equity markets and manage portfolio volatility, and the identification by PLFA of PIMCO to serve as Portfolio Manager with regard to the day-to-day investment activities of the Tactical Portfolios. Because this consideration related to newly organized portfolios, no actual performance record for the Tactical Portfolios was available. The Trustees considered PIMCO’s experience managing derivative overlay strategies and the hypothetical performance of the Portfolio Optimization Moderate and Portfolio Optimization Growth Portfolios with an allocation to the Tactical Portfolios over the one-, three-, five- and ten-year periods ended December 31, 2012 and for the previous twelve calendar years. Additionally, the Trustees considered the hypothetical performance information during certain bull and bear markets over those periods. The Trustees also considered the need for PIMCO to adhere to the Tactical Portfolios’ general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

3. Advisory and Portfolio Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the Tactical Portfolios. The Trustees reviewed the proposed advisory fees compared with the average fees of peer funds identified by PLFA. The Trustees also noted that the Tactical Portfolios would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fees were below with industry averages for similar investment products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the Tactical Portfolios, so that each Portfolio’s advisory fee as a percentage of the Portfolio’s net assets would decrease as the Portfolio becomes larger. The Trustees noted that the proposed breakpoint appears to offer meaningful potential savings to shareholders of the Tactical Portfolios as asset levels increase.

The Board concluded that the compensation payable to PLFA under the Tactical Portfolios Advisory Agreement is fair and reasonable.

PIMCO. The Trustees considered information regarding the comparative sub-advisory fees charged under other sub-advisory contracts of the Portfolio Manager with regard to other investment mandates with investment strategies similar to, but not identical to, the investment strategies for the Tactical Portfolios. The Trustees noted that the proposed sub-advisory fee rate schedules were the result of arm’s-length negotiations between PLFA and PIMCO, and that the Tactical Portfolios’ sub-advisory fees are paid by PLFA and are not paid directly by the Portfolios. The Trustees also considered that the sub-advisory fees payable to PIMCO under the PIMCO Portfolio Management Agreement contain a breakpoint, and that for purposes of calculating the Tactical Portfolios’ sub-advisory fees, the Portfolios’ net assets will be combined.

The Board concluded that the compensation payable under the PIMCO Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Tactical Portfolios and information regarding the anticipated projected profitability of the proposed Portfolios to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Tactical Portfolios based on the projected assets, income and expenses of PLFA in its relationship with the Portfolios. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Tactical Portfolios. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the PIMCO Portfolio Management Agreement to PIMCO to the extent practicable based on the financial information provided by PIMCO. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the PIMCO Portfolio Management Agreement to PIMCO due to the complexity in allocating certain costs, such as overhead and the resources required to manage a particular portfolio. The Trustees considered that PIMCO manages substantial assets and has multiple business lines, and that any assessment of projected profitability would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arm’s-length nature of the relationship between PLFA and PIMCO with respect to the negotiation of the Tactical Portfolios’ sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the PIMCO Portfolio Management Agreement to PIMCO is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Tactical Portfolios as assets grow. The Trustees considered the estimated initial allocations to the Tactical Portfolios by the Portfolio Optimization Portfolios and that the advisory fee schedule would include a breakpoint, whereby each Portfolio’s advisory fee as a percentage of the Portfolio’s net assets decreases as the Portfolio becomes larger. The Trustees noted that the use of an advisory fee schedule with a breakpoint represents a good faith attempt to share economies of scale as the asset levels of the Portfolios increase. The Trustees also noted that there would be an expense limitation agreement in place for the Tactical Portfolios.

The Board concluded that the Tactical Portfolios’ fee structure reflected in the Tactical Portfolios Advisory Agreement and PIMCO Portfolio Management Agreement is fair and reasonable.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and PIMCO and their affiliates as a result of their relationship with the Tactical Portfolios, including commissions that may be paid to broker-dealers affiliated with PIMCO and the anticipated use of soft-dollars by PIMCO. In this regard, the Trustees noted that PIMCO represented that it may execute trades with affiliated brokers on a limited basis, consistent with its fiduciary duties and applicable laws, and that it does not currently enter into or participate in any contractual soft dollar or commission sharing arrangements. With respect to PLFA, the Trustees considered that the potential benefits that may be derived by PLFA from its relationship with the Tactical Portfolios could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life. The Trustees noted that Pacific Life has written guarantees on variable annuity contracts for which the Portfolio Optimization Portfolios are investment options and considered information provided by PLFA about the benefits that the Tactical Portfolios may provide for Pacific Life, including helping to mitigate economic and financial risks assumed by Pacific Life and reducing the scope and cost of Pacific Life’s hedging program and earnings volatility. The Trustees also considered potential benefits to be derived by PIMCO from its relationship with the Tactical Portfolios and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Tactical Portfolios Advisory Agreement and the PIMCO Portfolio Management Agreement is fair and reasonable; and (ii) the Tactical Portfolios Advisory Agreement and PIMCO Portfolio Management Agreement are in the best interests of the Tactical Portfolios and their shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www. sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Portfolios annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.PacificLife.com

•	On the SEC’ website at http://www. sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report as of December 31, 2013 for:

• Pacific Select Fund

Form Nos.	15-20951-16
1331-14A

Pacific Dynamix Underlying Portfolios

Annual Report

As of December 31, 2013

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report for Pacific Select Fund (Trust) is provided for the general information of investors with beneficial interests in the Trust as it relates specifically to the underlying portfolios (Pacific Dynamix Underlying Portfolios) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, which contains information about the Trust and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as the value of its assets goes up or down. The value of a portfolio’s shares will fluctuate and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Portfolio of the Trust includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s Pacific Dynamix Underlying Portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Portfolios of the Trust (subject to the review of the Trust’s Board of Trustees) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2013. PLFA also supervises the management of other portfolios; however, this report pertains to the Pacific Dynamix Underlying Portfolios of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as portfolio managers for the Pacific Dynamix Underlying Portfolios under its supervision. Each of these portfolio managers has written a separate commentary specific to the Pacific Dynamix Underlying Portfolios it manages and as such, is based on their opinions of how their Pacific Dynamix Underlying Portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers for the year ended December 31, 2013.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented. The portfolio managers and their Pacific Dynamix Underlying Portfolios as of December 31, 2013, are listed below:

Pacific Dynamix Underlying Portfolio	Portfolio Manager
PD Aggregate Bond Index PD High Yield Bond Market	SSgA Funds Management, Inc. (SSgA FM)
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC (BlackRock)
PD Emerging Markets PD International Large-Cap	Dimensional Fund Advisors LP (DFA)

Market Conditions (for the year ended December 31, 2013)

Executive Summary

In 2013, financial markets displayed considerable divergence between asset classes and regions as U.S. equities surged ahead of most markets around the globe. Despite the government shutdown and the fixation over the Federal Reserve’s (Fed) plan to pare back its Quantitative Easing (QE) open market bond purchasing program (i.e. tapering), the U.S. equity market charged to record highs. The momentum in the U.S. equity market was supported by solid corporate earnings as well as positive economic activity over the reporting period.

Compared to the rest of the world, the U.S. generally exhibited more appealing economic conditions over the reporting period. Throughout 2013, U.S. business activity from both the manufacturing and services sectors expanded at decent levels as indicated by the Institute for Supply Management (ISM) Report on Business. The unemployment rate also continued to fall and hit its lowest level since the 2008 financial crisis, and wage growth showed modest acceleration throughout 2013 after several years of continued deceleration. Additionally, the housing sector continued to experience some recovery with rising home sales and accelerating prices throughout the reporting period. These factors helped lift consumer confidence and market sentiments. These positive indications also gave enough reason for the Fed to initiate tapering its QE efforts in

See explanation of benchmark definitions on page A-9

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

December—albeit at a very modest degree from $85 billion to $75 billion in monthly bond purchases. While the initial discussion of tapering caused interest rates to rise and stocks to stumble earlier in the year, equities rallied after the Fed actually decided to proceed. The rally may have resulted from the relatively cautious pullback in stimulus as well as the Fed’s message of their intention of keeping the Federal Funds (Fed Funds) rate low for a longer period than previously suggested.

Non-U.S. developed nations had been progressing through the European debt crisis as the euro zone appears to have generally moved out of recession toward recovery. Global economic activity rose in the second half of 2013 with demand expanding in many developed nations. However, this recovery was fragmented throughout various regions. In the euro zone, Germany continued to anchor the recovery while Italy and Spain had been struggling to turn the corner. In Asia, the Japanese economy expanded over the reporting period, which was boosted by its monetary and fiscal stimulus efforts. While the broad emerging markets economies outpaced those of developed markets, several countries faced some headwinds in 2013. For instance, the initial suggestion of Fed tapering in May caused financial constraints on several key emerging nations as they experienced large capital outflows, resulting in drops in equity prices, increased bond spreads and reductions in the value of their currencies. Many emerging markets equity prices, bond spreads and currencies had not fully recovered as of the end of the reporting period. Countries that were affected the most include those with large current account deficits (i.e. net borrowers) and vulnerability to tightening external financing conditions. They include countries like Brazil, Turkey and India.

The global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets in varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

Concerns over the Fed’s tapering plan caused long-term interest rates to rise, which had a negative impact on the broad fixed income market over the reporting period. Yields have an inverse relationship with bond prices, so rising rates generally have a downward pressure on prices. The 10-year Treasury yield was as low as 1.63% in early May but climbed higher to nearly 3.00% by the end of the reporting period. For the 2013 calendar year, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) fell 2.02%. Long-term Treasury bonds and fixed income securities with long duration (i.e. a higher sensitivity to interest rate movements) were particularly impacted more than others. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, which tends to have a relatively higher duration, slid 8.61% over the reporting period. On the other hand, short-term bonds that have lower duration experienced less drag from the rising rate environment and posted modest gains.

On top of interest rates, bond values are affected by the perception of their credit risk, which is reflected in their yield spreads. Spreads also have an inverse relationship with bond prices. Similar to the equity market, risk appetite was also evident in the bond market, resulting in tightening spreads for high yield bonds and bank loans. On the other hand, the negative sentiment in emerging markets caused their bond spreads to rise, leading the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index to fall 5.25% over the reporting period.

Domestic Equity

2013 marked the fifth consecutive positive calendar year performance for the broad U.S. equity market as the S&P 500 Index leaped 32.39% over the reporting period. This momentum was over twice the performance from the prior year and the second straight year of double-digit returns. With respect to market capitalization, small-capitalization stocks outpaced large-capitalization companies. While growth styles outperformed those of value, it was reverse the case in 2012 when value outperformed growth as the financial sector led the equity market. Cyclical sectors (e.g. consumer discretionary and industrials) continued to outpace those in the defensive sectors (e.g. utilities). High dividend-paying sectors that typically include utilities stocks had lost momentum in 2012 and continued to lag behind in 2013. Real estate investment trusts (REITs), which tend to be associated with relatively high dividend payouts, delivered only moderate returns after outperforming the broad equity market every calendar year from 2009 to 2012. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index returned 2.47% for the calendar year. Hotel-related REITs performed relatively strong, whereas the apartment-related sectors experienced losses. The apartment sector had been lagging other REIT sectors as the volume of home sales and prices have steadily improved since 2012.

International Equity

The foreign equity market was mixed in 2013 as developed markets posted solid results while emerging markets faced headwinds. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned 22.78% and -2.60%, respectively. In the international developed equity market, smaller-capitalization stocks outperformed their larger counterparts while value and growth styles showed only minor differences in returns. With the euro zone showing signs of recovery, their respective equity markets generally performed well over the reporting period. Japan, which represents over 20% of the MSCI EAFE Index, outperformed the broad foreign equity market (as represented by the MSCI EAFE Index) after lagging behind during the prior two calendar years. The Japanese stimulus efforts that include devaluation of the yen provided a boost to their exports as well as their stock market. Emerging markets, however, faced several challenges over the reporting period. Their capital markets felt distress from the initial news of potential plans of the Fed’s tapering. The outflow of capital placed downward pressure on both debt and equity markets. On a separate note, China began to curb new credit to slow down the excessive lending that had led to a heated property market. These efforts sought to ease real estate and infrastructure investments, causing a strain on commodity producers that export to China.

Commodities

Commodity prices were mixed over the reporting period. Energy prices edged out modest gains while agriculture and metals fell into negative territory. Energy prices were relatively range-bound with no significant disruptions to supply and/or major changes in demand. Many agricultural prices fell sharply in 2013, which correspond to the rise in crop production and supply over the reporting period. Over

See explanation of benchmark definitions on page A-9

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the past several years, metal prices had been largely determined by demand from China. With China slowing investments in property and infrastructure, industrial metal prices declined over the reporting period. Precious metals also declined considerably over the reporting period. The low inflationary environment and expectations of the Fed reversing its monetary easing (which could result in the appreciation of the U.S. dollar) added downward pressure on the price of gold. Further deflating gold prices, India (a major buyer of gold) had been curbing its demand for gold imports throughout 2013 in its attempt to stabilize the country’s growing current account deficit.

Concluding Remarks

U.S. equities rallied with strong momentum in 2013. A rapidly rising market combined with low volatility can at times lead to complacency in the marketplace. Valuation levels of the S&P 500 Index have steadily risen over the past few years to around their five-year highs. Valuations have in the past been above current levels, such as during the “Tech Boom years”, but those conditions are typically associated with strong economic growth and euphoric “consumerism”. The International Monetary Fund (IMF) projects the U.S. to grow 2.8% in 2014 (IMF–World Economic Outlook Update–January 2014) (“IMF Update”), which would represent a slower pace than that of the late-1990’s when U.S. gross domestic product (GDP) steadily grew at an approximately 5% annual rate. Economic conditions have improved in the U.S., but the Fed continues to play a large role in supporting the economy. Furthermore, the decrease in the unemployment rate could be misleading given that much of the drop primarily stemmed from people leaving the labor force rather than quality job growth.

The euro zone and other developed regions appear to be showing signs of recovery, but the process could likely take years before they are able to self-support their economic growth without various stimulus packages. Emerging countries continue to deal with various challenges and opportunities. China is expected to continue to set the pace in 2014 with the IMF Update projecting a 7.5% growth for the year. While the economic expansion in China appears to be decelerating, the country’s regulators are focusing on maintaining growth at a more manageable range. Additionally, Chinese officials have been discussing a shift toward consumer spending to help drive future economic growth. This could potentially benefit countries that export consumer goods to China. Although a rebalanced China that places more emphasis on consumption and less on infrastructure spending may hurt certain countries, there are others that could benefit from such a transition. Investors may begin to emphasize individualization of emerging countries more than ever. In the past, emerging market countries as a group shared many weaknesses that linked them together, especially in times of global stress. While some of these vulnerabilities have not disappeared, not all of these emerging countries share the same issues to the same degree. Many of these countries can be differentiated by authoritative tendencies, economic policies, debt levels, consumer behavior, and growth drivers, among others. While there are certain emerging countries that face some key hurdles, there are also those with a more positive outlook.

Performances in 2013 implied that economic conditions may be improving, especially in the U.S. However, uncertainty and risks still remain. Fed tapering could affect markets in various ways. While it could signal that the Fed has higher confidence in the economy, a premature withdrawal could reverse the recovery. Withdrawing the stimulus may also prevent the equity market from rallying to excessive valuation levels. The Fed’s reduction in bond purchases could also cause interest rates to rise, which would be a headwind for bonds with long duration. Given the various challenges and uncertainty throughout the globe, 2014 could see some volatility return to the marketplace after being relatively suppressed throughout 2013. In our opinion, this validates the importance of proper asset allocation to navigate through various market conditions.

PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD Aggregate Bond Index Portfolio’s Class P returned -2.43%, compared to a -2.02% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	(2.43%)	4.09%
Barclays U.S. Aggregate Bond Index	(2.02%)	4.63%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on page A-9

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of its benchmark. The SSgA FM passive portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over-or-underweight sectors or securities in an effort to add value above the portfolio’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Of the four major benchmark components, the largest performance contributor was the corporate sector. Conversely, the Treasury sector was the largest detractor of performance. 2013 was a difficult year for U.S. fixed income as evidenced by the benchmark’s negative annual total return. The poor performance of both the portfolio and the benchmark was largely a result of the exposure to the Treasury market and the struggle that this component found itself in during the reporting period. At the beginning of the reporting period, Treasuries lost out because the Fed’s Quantitative Easing (QE) which pushed investors to search for higher yielding products. Also at the end of the reporting period, Treasuries continued to lose, but it had more to do with the fact that economic growth prospects appeared sustainable enough for the Fed to reduce their asset purchases, and this market would lose one of its big buyers. The corporate component was a bright spot for both the portfolio and the benchmark as it served as the beneficiary in both cases.

PD High Yield Bond Market Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD High Yield Bond Market Portfolio’s Class P returned 6.73%, compared to a 7.44% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	6.73%	12.67%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.44%	15.98%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of its benchmark. The SSgA FM passive portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over-or under-weight sectors or securities in an effort to add value above the portfolio’s benchmark.

The top three performing industries within the benchmark as measured by excess return over similar duration-matched Treasuries were supermarkets, non-captive consumer finance companies, and other utilities while the bottom three sectors within the benchmark were natural gas pipelines, media cable, and health insurance. It is important to note that all sectors contributed to benchmark performance, as on both a total and excess return basis, performance was positive across the board. Bonds below investment grade bucked the downbeat trend in fixed income. Accommodative central banks, benign credit conditions, and persistent demand for incremental yield provided steady support for high-yield issues throughout 2013. Even though government yields finished the year considerably higher, high yield spreads narrowed enough as 2013 progressed that investors in the benchmark actually enjoyed net yield declines in each quarter during the reporting period except for the second, when the tapering concept first emerged in the U.S. For 2013 as a whole, the yield on the benchmark dropped nearly 50 basis points (bps), falling from 6.13% to 5.64%. The rally was also broad-based as all the industries posted positive total returns benefiting portfolio performance.

See explanation of benchmark definitions on page A-9

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD Large-Cap Growth Index Portfolio’s Class P returned 33.17%, compared to a 33.48% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	33.17%	20.10%
Russell 1000 Growth Index	33.48%	20.68%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equity markets, including large-capitalization stocks, began 2013 with a powerful relief rally after the U. S. averted the worst of its potential fiscal crisis with a last-minute tax deal, and U.S. large-capitalization growth stocks profited from the relative strength of the U.S. economy. From a sector perspective, global central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment. Sectors that are traditionally areas of cyclical growth, such as consumer discretionary, information technology and health care, were the strongest performers for the period. Consumer discretionary stocks benefited from low interest rates and recovering housing prices, while the information technology and health care sectors benefited from strong corporate earnings. Health care stocks posed a strong showing across multiple sub-sectors, including biotechnology, drug manufacturers and health care providers. Modest gains came from materials, telecommunication services and utilities as well.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD Large-Cap Value Index Portfolio’s Class P returned 32.23%, compared to a 32.53% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on page A-9

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	32.23%	19.44%
Russell 1000 Value Index	32.53%	20.01%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equity markets, including large-capitalization stocks, began 2013 with a powerful relief rally after the U.S. averted the worst of its potential fiscal crisis with a last-minute tax deal, and U.S. large-capitalization value stocks profited from the relative strength of the U.S. economy. From a sector perspective, global central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment. Also from a sector perspective, financials were the best performing sector. Stocks in that sector were buoyed by low interest rates and an improving housing market. Additionally, the fund saw modest gains from holdings in the utilities, materials and telecommunication services sector.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD Small-Cap Growth Index Portfolio’s Class P returned 42.88%, compared to a 43.30% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	42.88%	22.75%
Russell 2000 Growth Index	43.30%	23.37%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on page A-9

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equity markets, including small-capitalization stocks, began 2013 with a powerful relief rally after the U.S. averted the worst of its potential fiscal crisis with a last-minute tax deal, and U.S. small-capitalization growth stocks profited from the relative strength of the U.S. economy. This rally continued throughout the reporting period as housing, labor market and manufacturing produced solid, positive results. From a sector perspective, this run was led by consumer-related sectors. The health care sector in particular posted very strong returns, as did the consumer discretionary and industrial sectors. Consumer-driven areas were the strongest performers due to low interest rates and rising home prices. Significant gains also came from the information technology, materials and energy sectors, despite the fact that these sectors lagged the benchmark index. In summary, the prospects of an accelerating U.S. GDP combined with reasonable valuation set the stage for very strong small capitalization returns for the year.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD Small-Cap Value Index Portfolio’s Class P returned 34.35%, compared to a 34.52% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	34.35%	20.34%
Russell 2000 Value Index	34.52%	20.83%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equity markets, including small-capitalization stocks, began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal, and U.S. small-capitalization value stocks profited from the relative strength of the U.S. economy. This rally continued throughout the year as housing, labor market and manufacturing produced solid, positive results. From a sector perspective, this run was led by consumer-related sectors. The health care sector, in particular, posted very strong returns, as did the consumer discretionary sector. These two sectors have a smaller exposure in the small-cap value index than they do in the small-cap and small-cap growth indices, thereby, explaining the lower returns to these counterparts. Consumer-driven areas were the strongest performers due to low interest rates and rising home prices. Significant gains also came from the information technology, materials and energy sectors, despite the fact that these sectors lagged the benchmark index.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD Emerging Markets Portfolio’s Class P returned -3.00%, compared to a -2.60% return for its benchmark, the MSCI Emerging Markets Index.

See explanation of benchmark definitions on page A-9

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	(3.00%)	10.65%
MSCI Emerging Markets Index	(2.60%)	11.93%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to capture the returns of large-capitalization equity securities in select emerging markets countries. DFA employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large-capitalization emerging markets equities but does not attempt to track a specific benchmark index.

With the portfolio’s diversified approach, performance was generally determined by structural trends in emerging country equity markets rather than the behavior of a limited number of securities. From a sector standpoint, the portfolio’s holdings in the energy, consumer staples and information technology sectors underperformed those of the benchmark, detracting from the portfolio’s relative performance. This was offset by the portfolio’s holdings in telecommunication services, materials and financials sectors, which outperformed those of the benchmark, contributing to its relative performance. At the country level, the portfolio’s holdings in Russia and Brazil were relative underperformers, negatively impacting the portfolio’s performance, although holdings in Taiwan and India outperformed those of the benchmark.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the portfolio perform for the year ended December 31, 2013?

A. For the year ended December 31, 2013, the PD International Large-Cap Portfolio’s Class P returned 20.39%, compared to a 21.02% return for its benchmark, the MSCI World ex USA Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2013. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	20.39%	12.78%
MSCI World ex USA Index	21.02%	13.91%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on page A-9

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to capture the returns of large-capitalization equity securities in select international developed countries. DFA employs a disciplined, quantitative approach, emphasizing broad diversification but does not attempt to track a specific benchmark index.

With the portfolio’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities. From a sector standpoint, the portfolio’s holdings in materials and information technology outperformed those of the benchmark, contributing to its relative performance. This was offset by the portfolio’s holdings in financials and utilities, which underperformed those of the benchmark, detracting from the portfolio’s relative performance.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

MSCI EAFE (Europe Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of November 27, 2013, the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

A-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 24.8%

Consumer Discretionary - 1.7%

21st Century Fox America Inc
4.500% due 02/15/21	$100,000	$107,216
6.400% due 12/15/35	50,000	56,849
6.650% due 11/15/37	150,000	175,124
6.900% due 03/01/19	150,000	180,053
6.900% due 08/15/39	150,000	178,814
Amazon.com Inc 1.200% due 11/29/17	100,000	97,959
AutoZone Inc 4.000% due 11/15/20	50,000	51,355
Brinker International Inc 3.875% due 05/15/23	100,000	90,052
CBS Corp
5.900% due 10/15/40	50,000	50,716
7.875% due 07/30/30	100,000	124,437
8.875% due 05/15/19	25,000	31,982
Comcast Corp
4.250% due 01/15/33	250,000	232,276
4.950% due 06/15/16	200,000	218,499
5.700% due 07/01/19	100,000	115,651
5.875% due 02/15/18	200,000	229,513
6.450% due 03/15/37	100,000	116,077
6.950% due 08/15/37	200,000	245,909
DIRECTV Holdings LLC
2.400% due 03/15/17	100,000	101,848
3.125% due 02/15/16	50,000	52,035
3.550% due 03/15/15	88,000	90,928
3.800% due 03/15/22	100,000	96,094
5.000% due 03/01/21	100,000	105,079
5.200% due 03/15/20	35,000	38,123
6.000% due 08/15/40	50,000	49,385
6.375% due 03/01/41	50,000	51,853
Discovery Communications LLC
3.700% due 06/01/15	100,000	104,091
4.950% due 05/15/42	100,000	92,906
5.050% due 06/01/20	50,000	54,591
Dollar General Corp 3.250% due 04/15/23	50,000	46,009
Ford Motor Co
4.750% due 01/15/43	100,000	90,208
7.450% due 07/16/31	150,000	183,730
International Game Technology 5.350% due 10/15/23	100,000	102,993
Johnson Controls Inc
2.600% due 12/01/16	100,000	103,463
5.000% due 03/30/20	50,000	54,635
Kohl’s Corp 3.250% due 02/01/23	100,000	91,458
Lowe’s Cos Inc
3.120% due 04/15/22	100,000	96,995
3.875% due 09/15/23	100,000	100,579
5.500% due 10/15/35	100,000	106,398
6.875% due 02/15/28	50,000	61,586
Macy’s Retail Holdings Inc
3.875% due 01/15/22	100,000	98,598
6.375% due 03/15/37	100,000	111,616
Marriott International Inc 3.375% due 10/15/20	83,000	82,262
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	113,557
McDonald’s Corp
3.500% due 07/15/20	50,000	52,103
3.700% due 02/15/42	200,000	169,426
4.875% due 07/15/40	10,000	10,213
5.350% due 03/01/18	100,000	113,683
Mohawk Industries Inc 6.125% due 01/15/16	100,000	109,875

	Principal Amount	Value
NBCUniversal Media LLC
2.875% due 01/15/23	$75,000	$69,457
3.650% due 04/30/15	100,000	104,034
4.375% due 04/01/21	100,000	105,872
6.400% due 04/30/40	125,000	143,734
Newell Rubbermaid Inc 4.000% due 06/15/22	61,000	59,708
NIKE Inc 2.250% due 05/01/23	27,000	24,150
3.625% due 05/01/43	25,000	20,978
Nordstrom Inc 4.000% due 10/15/21	250,000	259,366
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	96,543
Omnicom Group Inc
3.625% due 05/01/22	100,000	96,870
4.450% due 08/15/20	50,000	53,082
Princeton University 5.700% due 03/01/39	50,000	57,437
Reed Elsevier Capital Inc 8.625% due 01/15/19	50,000	62,722
Starbucks Corp 0.875% due 12/05/16	71,000	70,598
Starwood Hotels & Resorts Worldwide Inc 3.125% due 02/15/23	118,000	107,202
Target Corp
2.900% due 01/15/22	100,000	95,956
6.000% due 01/15/18	100,000	115,540
6.500% due 10/15/37	100,000	118,484
7.000% due 01/15/38	100,000	125,444
The Gap Inc 5.950% due 04/12/21	100,000	110,527
The Home Depot Inc
2.700% due 04/01/23	100,000	92,218
4.200% due 04/01/43	100,000	91,153
4.400% due 04/01/21	100,000	108,027
5.400% due 03/01/16	150,000	164,609
5.875% due 12/16/36	75,000	86,560
The Interpublic Group of Cos Inc 2.250% due 11/15/17	50,000	49,318
The Walt Disney Co
1.100% due 12/01/17	175,000	172,530
1.125% due 02/15/17	100,000	99,428
2.350% due 12/01/22	100,000	90,891
2.750% due 08/16/21	50,000	48,221
Thomson Reuters Corp (Canada)
0.875% due 05/23/16	100,000	99,349
4.300% due 11/23/23	100,000	100,466
4.700% due 10/15/19	25,000	27,071
5.850% due 04/15/40	25,000	25,357
Time Warner Cable Inc
4.000% due 09/01/21	100,000	92,902
5.000% due 02/01/20	300,000	304,679
5.875% due 11/15/40	150,000	129,782
6.550% due 05/01/37	100,000	92,552
6.750% due 06/15/39	50,000	47,094
7.300% due 07/01/38	150,000	149,603
8.250% due 04/01/19	100,000	117,219
Time Warner Inc
3.150% due 07/15/15	100,000	103,638
4.700% due 01/15/21	50,000	53,099
4.750% due 03/29/21	100,000	106,666
6.100% due 07/15/40	50,000	54,580
6.200% due 03/15/40	50,000	55,095
6.250% due 03/29/41	50,000	55,536
6.500% due 11/15/36	100,000	113,010
7.625% due 04/15/31	100,000	126,577
7.700% due 05/01/32	150,000	192,628
TJX Cos Inc 4.200% due 08/15/15	25,000	26,380

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-1

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Trustees of Dartmouth College 4.750% due 06/01/19	$25,000	$27,866
Viacom Inc
1.250% due 02/27/15	50,000	50,263
2.500% due 09/01/18	80,000	80,692
3.125% due 06/15/22	100,000	92,409
4.375% due 03/15/43	70,000	59,120
5.625% due 09/15/19	25,000	28,452
6.875% due 04/30/36	100,000	115,514
Whirlpool Corp 3.700% due 03/01/23	50,000	47,814
WPP Finance (United Kingdom) 3.625% due 09/07/22	100,000	96,477
Wyndham Worldwide Corp 2.950% due 03/01/17	100,000	101,465
Yum! Brands Inc
3.875% due 11/01/23	100,000	96,764
4.250% due 09/15/15	25,000	26,406
6.875% due 11/15/37	17,000	19,360

		10,855,346

Consumer Staples - 1.8%

Altria Group Inc
4.500% due 05/02/43	100,000	88,379
4.750% due 05/05/21	200,000	214,692
9.250% due 08/06/19	250,000	329,530
9.950% due 11/10/38	17,000	25,937
Anheuser-Busch InBev Finance Inc 1.250% due 01/17/18	100,000	97,895
Anheuser-Busch InBev Worldwide Inc
0.800% due 07/15/15	200,000	201,072
1.375% due 07/15/17	150,000	149,754
2.500% due 07/15/22	100,000	92,528
3.750% due 07/15/42	100,000	84,831
4.125% due 01/15/15	150,000	155,678
5.375% due 01/15/20	200,000	229,585
6.375% due 01/15/40	50,000	61,007
7.750% due 01/15/19	100,000	124,938
Archer-Daniels-Midland Co
4.016% due 04/16/43	50,000	42,519
4.479% due 03/01/21	100,000	105,170
Avon Products Inc 5.000% due 03/15/23	100,000	97,254
Bunge Ltd Finance Corp
3.200% due 06/15/17	100,000	102,892
8.500% due 06/15/19	10,000	12,292
Campbell Soup Co 2.500% due 08/02/22	100,000	88,247
Coca-Cola Femsa SAB de CV (Mexico)
2.375% due 11/26/18	150,000	149,188
3.875% due 11/26/23	150,000	148,051
Colgate-Palmolive Co 1.500% due 11/01/18	100,000	97,652
ConAgra Foods Inc
1.350% due 09/10/15	50,000	50,368
1.900% due 01/25/18	100,000	98,218
3.200% due 01/25/23	100,000	92,875
Costco Wholesale Corp
0.650% due 12/07/15	100,000	100,232
1.125% due 12/15/17	150,000	147,438
CVS Caremark Corp
2.750% due 12/01/22	50,000	46,165
5.300% due 12/05/43	200,000	206,881
5.750% due 06/01/17	100,000	113,459
6.125% due 09/15/39	50,000	56,718
6.250% due 06/01/27	100,000	116,250
Diageo Capital PLC (United Kingdom)
1.125% due 04/29/18	100,000	96,463
3.875% due 04/29/43	100,000	86,036
5.750% due 10/23/17	100,000	114,175

	Principal Amount	Value
Diageo Investment Corp 2.875% due 05/11/22	$150,000	$143,031
Dr Pepper Snapple Group Inc 3.200% due 11/15/21	50,000	48,235
General Mills Inc
5.400% due 06/15/40	45,000	47,669
5.650% due 02/15/19	100,000	116,224
Kellogg Co
2.750% due 03/01/23	100,000	90,263
3.250% due 05/21/18	65,000	67,635
7.450% due 04/01/31	125,000	157,693
Kimberly-Clark Corp
3.700% due 06/01/43	100,000	83,960
6.625% due 08/01/37	100,000	125,370
7.500% due 11/01/18	50,000	62,014
Kraft Foods Group Inc
3.500% due 06/06/22	200,000	194,982
5.000% due 06/04/42	100,000	98,602
6.875% due 01/26/39	100,000	121,809
Lorillard Tobacco Co
3.500% due 08/04/16	45,000	47,377
3.750% due 05/20/23	100,000	91,068
Molson Coors Brewing Co 5.000% due 05/01/42	100,000	97,868
Mondelez International Inc
4.125% due 02/09/16	100,000	106,064
5.375% due 02/10/20	100,000	112,965
6.125% due 02/01/18	100,000	115,426
6.500% due 02/09/40	100,000	119,525
6.875% due 02/01/38	100,000	121,850
PepsiCo Inc
0.700% due 08/13/15	100,000	100,146
1.250% due 08/13/17	100,000	98,975
2.750% due 03/01/23	100,000	92,589
3.100% due 01/15/15	100,000	102,772
5.000% due 06/01/18	100,000	112,233
7.900% due 11/01/18	100,000	125,068
Philip Morris International Inc
1.875% due 01/15/19	50,000	48,894
4.500% due 03/20/42	200,000	186,861
5.650% due 05/16/18	200,000	229,826
6.375% due 05/16/38	100,000	118,553
Reynolds American Inc
4.750% due 11/01/42	150,000	133,354
6.750% due 06/15/17	100,000	114,514
Safeway Inc 3.950% due 08/15/20	160,000	159,983
Sysco Corp 2.600% due 06/12/22	100,000	91,189
The Clorox Co
3.550% due 11/01/15	25,000	26,264
3.800% due 11/15/21	100,000	100,665
The Coca-Cola Co
0.750% due 03/13/15	150,000	150,519
0.750% due 11/01/16	100,000	99,520
1.800% due 09/01/16	100,000	102,462
2.500% due 04/01/23	200,000	183,549
3.300% due 09/01/21	100,000	100,190
The Hershey Co 1.500% due 11/01/16	100,000	100,937
The Kroger Co
2.200% due 01/15/17	50,000	50,628
3.300% due 01/15/21	100,000	99,369
3.850% due 08/01/23	150,000	147,736
3.900% due 10/01/15	100,000	105,307
5.150% due 08/01/43	25,000	24,393
The Pepsi Bottling Group Inc 7.000% due 03/01/29	200,000	251,883
The Procter & Gamble Co
2.300% due 02/06/22	100,000	93,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-2

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
3.500% due 02/15/15	$150,000	$155,006
4.700% due 02/15/19	100,000	111,763
5.500% due 02/01/34	50,000	55,902
5.550% due 03/05/37	200,000	228,653
Tyson Foods Inc 4.500% due 06/15/22	100,000	101,848
Unilever Capital Corp
0.850% due 08/02/17	100,000	97,393
5.900% due 11/15/32	50,000	61,417
Wal-Mart Stores Inc
0.600% due 04/11/16	100,000	99,905
1.125% due 04/11/18	100,000	97,104
1.500% due 10/25/15	200,000	203,897
2.550% due 04/11/23	100,000	91,400
3.250% due 10/25/20	100,000	102,138
4.000% due 04/11/43	150,000	133,531
5.000% due 10/25/40	100,000	104,644
5.250% due 09/01/35	125,000	135,820
5.800% due 02/15/18	100,000	115,617
6.500% due 08/15/37	150,000	187,678
Walgreen Co
1.800% due 09/15/17	75,000	75,556
3.100% due 09/15/22	75,000	70,335
5.250% due 01/15/19	25,000	27,965

		11,803,705

Energy - 2.8%

Anadarko Petroleum Corp
6.200% due 03/15/40	100,000	110,637
6.375% due 09/15/17	100,000	114,859
6.450% due 09/15/36	150,000	168,473
Apache Corp
1.750% due 04/15/17	100,000	100,245
4.750% due 04/15/43	200,000	194,036
5.100% due 09/01/40	100,000	101,556
5.250% due 02/01/42	25,000	25,962
5.625% due 01/15/17	50,000	56,216
6.000% due 01/15/37	25,000	28,347
Baker Hughes Inc
5.125% due 09/15/40	50,000	52,947
7.500% due 11/15/18	165,000	203,405
BP Capital Markets PLC (United Kingdom)
1.375% due 11/06/17	200,000	197,057
1.375% due 05/10/18	100,000	97,110
1.846% due 05/05/17	100,000	101,048
2.750% due 05/10/23	250,000	228,356
3.125% due 10/01/15	150,000	156,779
3.561% due 11/01/21	100,000	100,812
3.875% due 03/10/15	100,000	104,060
Buckeye Partners LP
2.650% due 11/15/18	100,000	98,591
5.500% due 08/15/19	25,000	27,498
Burlington Resources Finance Co (Canada) 7.400% due 12/01/31	100,000	129,670
Cameron International Corp 3.600% due 04/30/22	200,000	196,023
Canadian Natural Resources Ltd (Canada)
5.700% due 05/15/17	100,000	112,429
6.750% due 02/01/39	90,000	106,535
Cenovus Energy Inc (Canada)
4.450% due 09/15/42	100,000	90,067
5.700% due 10/15/19	50,000	56,995
Chevron Corp
1.104% due 12/05/17	100,000	97,850
2.355% due 12/05/22	250,000	227,478
4.950% due 03/03/19	50,000	56,751
CNOOC Finance Ltd (United Kingdom) 3.000% due 05/09/23	200,000	178,700
ConocoPhillips
4.600% due 01/15/15	100,000	104,264
5.750% due 02/01/19	150,000	173,320
6.500% due 02/01/39	50,000	62,714

	Principal Amount	Value
ConocoPhillips Co 1.050% due 12/15/17	$100,000	$97,629
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	126,558
Devon Energy Corp
1.200% due 12/15/16	62,000	62,014
2.250% due 12/15/18	100,000	99,014
6.300% due 01/15/19	50,000	57,977
Devon Financing Corp LLC 7.875% due 09/30/31	150,000	192,962
Diamond Offshore Drilling Inc 5.700% due 10/15/39	25,000	27,161
Ecopetrol SA (Colombia) 7.625% due 07/23/19	100,000	119,000
El Paso Natural Gas Co LLC 5.950% due 04/15/17	50,000	55,824
Enbridge Energy Partners LP
5.200% due 03/15/20	15,000	16,106
7.500% due 04/15/38	50,000	58,636
Encana Corp (Canada)
5.900% due 12/01/17	100,000	113,539
6.500% due 02/01/38	100,000	109,799
Energy Transfer Partners LP
3.600% due 02/01/23	100,000	92,635
4.900% due 02/01/24	100,000	101,553
5.950% due 10/01/43	100,000	101,473
6.125% due 02/15/17	50,000	55,635
6.500% due 02/01/42	100,000	107,498
9.000% due 04/15/19	50,000	63,231
Ensco PLC (United Kingdom) 4.700% due 03/15/21	100,000	105,803
Enterprise Products Operating LLC
3.350% due 03/15/23	50,000	47,512
4.850% due 03/15/44	100,000	94,063
6.125% due 10/15/39	115,000	126,976
6.500% due 01/31/19	100,000	117,375
6.875% due 03/01/33	150,000	179,349
EOG Resources Inc
2.500% due 02/01/16	100,000	103,218
5.625% due 06/01/19	100,000	114,834
EQT Corp 8.125% due 06/01/19	25,000	30,348
Halliburton Co
3.250% due 11/15/21	100,000	98,961
6.150% due 09/15/19	100,000	118,325
7.450% due 09/15/39	25,000	33,655
Hess Corp
5.600% due 02/15/41	50,000	52,117
7.125% due 03/15/33	50,000	60,270
8.125% due 02/15/19	100,000	124,284
Husky Energy Inc (Canada) 3.950% due 04/15/22	100,000	98,734
Kinder Morgan Energy Partners LP
3.500% due 03/01/16	100,000	104,646
3.950% due 09/01/22	100,000	97,478
4.150% due 02/01/24	100,000	96,782
5.300% due 09/15/20	50,000	55,170
5.625% due 02/15/15	35,000	36,809
6.850% due 02/15/20	50,000	59,448
6.950% due 01/15/38	200,000	229,804
Magellan Midstream Partners LP 6.400% due 07/15/18	100,000	117,447
Marathon Oil Corp
0.900% due 11/01/15	100,000	100,129
2.800% due 11/01/22	100,000	92,192
6.000% due 10/01/17	50,000	56,690
Marathon Petroleum Corp 6.500% due 03/01/41	100,000	113,995
Murphy Oil Corp 3.700% due 12/01/22	100,000	92,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-3

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Nabors Industries Inc 4.625% due 09/15/21	$150,000	$150,219
National Oilwell Varco Inc
2.600% due 12/01/22	100,000	92,063
3.950% due 12/01/42	100,000	88,301
Nexen Energy ULC (Canada) 6.200% due 07/30/19	50,000	57,677
Noble Energy Inc
4.150% due 12/15/21	100,000	102,856
5.250% due 11/15/43	100,000	99,942
Noble Holding International Ltd (Cayman) 2.500% due 03/15/17	200,000	200,715
Northwest Pipeline LLC 6.050% due 06/15/18	100,000	115,213
Occidental Petroleum Corp
1.500% due 02/15/18	150,000	146,684
4.100% due 02/01/21	100,000	105,002
ONEOK Partners LP
3.375% due 10/01/22	100,000	93,512
8.625% due 03/01/19	150,000	188,236
Pemex Project Funding Master Trust 6.625% due 06/15/35	100,000	105,750
Petro-Canada (Canada)
6.050% due 05/15/18	100,000	115,300
6.800% due 05/15/38	200,000	239,420
Petrobras International Finance Co (Cayman)
3.500% due 02/06/17	100,000	101,131
3.875% due 01/27/16	600,000	620,644
5.375% due 01/27/21	100,000	99,621
5.750% due 01/20/20	25,000	25,822
6.750% due 01/27/41	100,000	93,285
6.875% due 01/20/40	50,000	47,658
7.875% due 03/15/19	100,000	113,718
Petrohawk Energy Corp 7.250% due 08/15/18	100,000	108,050
Petroleos Mexicanos (Mexico)
3.500% due 07/18/18	100,000	102,875
4.875% due 03/15/15	50,000	52,600
4.875% due 01/24/22	100,000	103,000
4.875% due 01/18/24	100,000	100,250
5.500% due 01/21/21	100,000	108,000
6.500% due 06/02/41	400,000	420,000
8.000% due 05/03/19	200,000	243,000
Phillips 66
2.950% due 05/01/17	100,000	104,083
4.300% due 04/01/22	100,000	101,653
Pioneer Natural Resources Co 3.950% due 07/15/22	100,000	100,415
Plains All American Pipeline LP
5.000% due 02/01/21	50,000	55,055
6.125% due 01/15/17	100,000	112,482
6.700% due 05/15/36	100,000	117,285
Rowan Cos Inc 7.875% due 08/01/19	30,000	36,053
Schlumberger Investment SA (Luxembourg) 3.650% due 12/01/23	42,000	41,650
Shell International Finance BV (Netherlands)
0.900% due 11/15/16	100,000	100,050
1.900% due 08/10/18	150,000	149,194
2.375% due 08/21/22	100,000	91,598
3.100% due 06/28/15	100,000	103,816
3.625% due 08/21/42	100,000	83,659
4.300% due 09/22/19	100,000	109,687
4.550% due 08/12/43	100,000	97,559
6.375% due 12/15/38	50,000	62,113
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	102,818

	Principal Amount	Value
Spectra Energy Capital LLC
3.300% due 03/15/23	$100,000	$88,592
6.200% due 04/15/18	25,000	28,221
Spectra Energy Partners LP 4.750% due 03/15/24	100,000	101,976
Statoil ASA (Norway)
2.450% due 01/17/23	100,000	91,184
2.900% due 11/08/20	90,000	89,441
3.150% due 01/23/22	100,000	97,689
3.700% due 03/01/24	200,000	198,640
3.950% due 05/15/43	100,000	87,492
5.250% due 04/15/19	100,000	113,407
Sunoco Logistics Partners Operations LP 3.450% due 01/15/23	100,000	91,916
Talisman Energy Inc (Canada)
5.850% due 02/01/37	200,000	193,280
6.250% due 02/01/38	100,000	101,705
The Williams Cos Inc 7.875% due 09/01/21	100,000	115,341
Total Capital Canada Ltd (Canada) 1.450% due 01/15/18	150,000	148,369
Total Capital International SA (France)
1.550% due 06/28/17	100,000	100,067
3.700% due 01/15/24	100,000	98,914
Total Capital SA (France)
2.125% due 08/10/18	100,000	100,447
3.000% due 06/24/15	100,000	103,619
4.125% due 01/28/21	100,000	105,801
TransCanada PipeLines Ltd (Canada)
0.750% due 01/15/16	100,000	99,794
2.500% due 08/01/22	100,000	91,238
3.750% due 10/16/23	100,000	97,501
4.875% due 01/15/15	100,000	104,614
7.125% due 01/15/19	100,000	120,942
7.625% due 01/15/39	50,000	66,751
Transcontinental Gas Pipe Line Co LLC 4.450% due 08/01/42	150,000	133,485
Transocean Inc (Cayman)
6.000% due 03/15/18	100,000	112,201
6.375% due 12/15/21	100,000	112,403
6.800% due 03/15/38	100,000	111,323
Valero Energy Corp
6.125% due 02/01/20	50,000	57,124
6.625% due 06/15/37	250,000	285,239
Weatherford International Ltd (Bermuda)
6.750% due 09/15/40	100,000	108,177
9.625% due 03/01/19	100,000	128,560
Western Gas Partners LP 4.000% due 07/01/22	100,000	95,472
Williams Partners LP
3.800% due 02/15/15	50,000	51,670
4.000% due 11/15/21	100,000	98,791
6.300% due 04/15/40	20,000	21,499
XTO Energy Inc 6.500% due 12/15/18	100,000	120,987

		18,161,465

Financials - 9.8%

Abbey National Treasury Services PLC (United Kingdom) 4.000% due 04/27/16	100,000	106,232
ACE INA Holdings Inc
2.600% due 11/23/15	100,000	103,504
2.700% due 03/13/23	25,000	22,916
4.150% due 03/13/43	25,000	22,667
5.900% due 06/15/19	15,000	17,523
Aflac Inc
3.625% due 06/15/23	200,000	193,663
4.000% due 02/15/22	100,000	100,678
6.900% due 12/17/39	15,000	18,453

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-4

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
African Development Bank (Multi-National)
0.750% due 10/18/16	$100,000	$100,284
0.875% due 03/15/18	100,000	97,344
2.500% due 03/15/16	100,000	104,030
Alleghany Corp 4.950% due 06/27/22	100,000	103,849
American Express Co
2.650% due 12/02/22	150,000	139,200
4.050% due 12/03/42	125,000	110,006
7.000% due 03/19/18	100,000	119,544
American Express Credit Corp
2.125% due 07/27/18	250,000	250,565
2.750% due 09/15/15	100,000	103,529
2.800% due 09/19/16	200,000	209,098
American International Group Inc
3.800% due 03/22/17	200,000	213,667
4.875% due 06/01/22	100,000	107,516
5.050% due 10/01/15	100,000	107,204
5.850% due 01/16/18	200,000	229,732
6.250% due 05/01/36	150,000	174,406
8.175% due 05/15/68 §	125,000	151,875
American Tower Corp REIT 4.700% due 03/15/22	200,000	199,969
Ameriprise Financial Inc
4.000% due 10/15/23	100,000	99,739
7.300% due 06/28/19	20,000	24,544
Aon Corp
3.500% due 09/30/15	100,000	104,413
5.000% due 09/30/20	50,000	54,935
Asian Development Bank (Multi-National)
0.500% due 06/20/16	250,000	249,202
1.375% due 03/23/20	200,000	188,709
1.875% due 10/23/18	100,000	100,472
2.500% due 03/15/16	200,000	208,275
2.625% due 02/09/15	150,000	153,898
Assurant Inc 4.000% due 03/15/23	100,000	96,252
Australia & New Zealand Banking Group Ltd (Australia) 1.450% due 05/15/18	250,000	242,082
AvalonBay Communities Inc REIT
2.950% due 09/15/22	35,000	32,148
3.625% due 10/01/20	100,000	101,121
AXA SA (France) 8.600% due 12/15/30	75,000	92,531
Axis Specialty Finance LLC 5.875% due 06/01/20	50,000	54,890
Bank of America Corp
1.250% due 01/11/16	100,000	100,495
1.500% due 10/09/15	100,000	101,051
2.000% due 01/11/18	250,000	249,685
2.600% due 01/15/19	200,000	201,010
3.300% due 01/11/23	150,000	141,989
3.750% due 07/12/16	200,000	212,738
4.100% due 07/24/23	100,000	100,460
4.500% due 04/01/15	200,000	209,299
5.000% due 01/15/15	100,000	104,219
5.625% due 07/01/20	200,000	228,599
5.650% due 05/01/18	150,000	170,830
5.700% due 01/24/22	150,000	169,828
6.050% due 05/16/16	100,000	110,077
6.110% due 01/29/37	250,000	269,671
6.400% due 08/28/17	100,000	115,342
6.500% due 08/01/16	200,000	225,939
6.875% due 04/25/18	200,000	236,595
7.625% due 06/01/19	150,000	186,163
Bank of America NA 5.300% due 03/15/17	250,000	275,665
Bank of Montreal (Canada)
0.800% due 11/06/15	100,000	100,588
2.500% due 01/11/17	200,000	206,099

	Principal Amount	Value
Bank of Nova Scotia (Canada)
0.750% due 10/09/15	$100,000	$100,371
1.450% due 04/25/18	100,000	97,242
2.050% due 10/07/15	100,000	102,627
2.550% due 01/12/17	200,000	207,504
3.400% due 01/22/15	50,000	51,596
Barclays Bank PLC (United Kingdom)
5.000% due 09/22/16	150,000	165,236
5.140% due 10/14/20	250,000	266,286
BB&T Corp
2.050% due 06/19/18	100,000	99,060
2.150% due 03/22/17	100,000	101,146
3.950% due 04/29/16	50,000	53,255
3.950% due 03/22/22	200,000	196,527
BBVA U.S. Senior SAU (Spain) 4.664% due 10/09/15	200,000	210,345
Berkshire Hathaway Finance Corp
0.950% due 08/15/16	100,000	100,512
2.450% due 12/15/15	100,000	103,682
4.300% due 05/15/43	200,000	180,165
5.750% due 01/15/40	25,000	27,661
Berkshire Hathaway Inc
1.550% due 02/09/18	150,000	148,390
3.000% due 02/11/23	50,000	47,235
3.200% due 02/11/15	100,000	103,098
3.400% due 01/31/22	100,000	99,500
4.500% due 02/11/43	100,000	92,467
BioMed Realty LP REIT 4.250% due 07/15/22	100,000	96,040
BlackRock Inc
1.375% due 06/01/15	100,000	101,287
5.000% due 12/10/19	100,000	112,988
BNP Paribas SA (France)
2.375% due 09/14/17	100,000	102,145
2.400% due 12/12/18	150,000	150,189
3.250% due 03/11/15	100,000	103,087
5.000% due 01/15/21	200,000	219,456
Boston Properties LP REIT
3.125% due 09/01/23	100,000	91,372
3.700% due 11/15/18	100,000	105,548
4.125% due 05/15/21	100,000	102,350
5.875% due 10/15/19	25,000	28,728
Canadian Imperial Bank of Commerce (Canada) 2.350% due 12/11/15	100,000	103,326
Capital One Bank USA NA 8.800% due 07/15/19	50,000	63,593
Capital One Financial Corp
2.150% due 03/23/15	100,000	101,689
4.750% due 07/15/21	100,000	106,365
6.150% due 09/01/16	100,000	111,910
Caterpillar Financial Services Corp
1.000% due 11/25/16	100,000	99,483
2.650% due 04/01/16	200,000	207,476
Citigroup Inc
1.250% due 01/15/16	350,000	351,318
1.300% due 11/15/16	100,000	99,713
3.375% due 03/01/23	105,000	99,839
3.953% due 06/15/16	250,000	266,115
4.050% due 07/30/22	100,000	98,917
4.450% due 01/10/17	150,000	162,632
4.500% due 01/14/22	60,000	63,602
4.750% due 05/19/15	100,000	105,261
4.875% due 05/07/15	100,000	104,942
4.950% due 11/07/43	100,000	99,633
6.000% due 08/15/17	100,000	114,027
6.010% due 01/15/15	100,000	105,331
6.125% due 11/21/17	100,000	115,325
6.125% due 08/25/36	100,000	106,638
6.875% due 03/05/38	100,000	122,995

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-5

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
8.125% due 07/15/39	$200,000	$280,594
8.500% due 05/22/19	150,000	192,355
CME Group Inc 3.000% due 09/15/22	50,000	47,232
CNA Financial Corp
6.500% due 08/15/16	50,000	56,264
7.350% due 11/15/19	15,000	18,217
Comerica Inc 3.000% due 09/16/15	100,000	103,836
Commonwealth Bank of Australia (Australia) 1.900% due 09/18/17	250,000	249,868
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
1.700% due 03/19/18	250,000	247,039
3.875% due 02/08/22	100,000	100,576
3.950% due 11/09/22	250,000	242,327
Corp Andina de Fomento (Multi-National)
3.750% due 01/15/16	100,000	104,470
8.125% due 06/04/19	25,000	30,378
Council Of Europe Development Bank (Multi-National)
1.125% due 05/31/18	100,000	97,443
1.500% due 01/15/15	100,000	101,210
1.500% due 02/22/17	100,000	101,339
Countrywide Financial Corp 6.250% due 05/15/16	100,000	110,405
Credit Suisse NY (Switzerland)
3.500% due 03/23/15	250,000	258,911
4.375% due 08/05/20	350,000	374,220
Daimler Finance North America LLC 8.500% due 01/18/31	50,000	72,608
DDR Corp REIT
3.375% due 05/15/23	100,000	91,107
4.750% due 04/15/18	25,000	26,983
Deutsche Bank AG (Germany)
3.250% due 01/11/16	300,000	313,897
4.296% due 05/24/28 §	200,000	181,128
Digital Realty Trust LP REIT 3.625% due 10/01/22	35,000	31,275
Discover Bank 2.000% due 02/21/18	250,000	245,671
Duke Realty LP REIT
3.625% due 04/15/23	25,000	23,082
3.875% due 10/15/22	25,000	23,768
6.750% due 03/15/20	25,000	28,887
ERP Operating LP REIT
4.625% due 12/15/21	200,000	210,913
4.750% due 07/15/20	100,000	107,842
European Bank for Reconstruction & Development (Multi-National)
1.000% due 02/16/17	250,000	250,762
1.000% due 09/17/18	100,000	96,730
1.625% due 09/03/15	100,000	102,061
1.625% due 04/10/18	100,000	99,681
European Investment Bank (Multi-National)
0.500% due 08/15/16	200,000	198,904
0.625% due 04/15/16	300,000	297,451
1.000% due 07/15/15	350,000	353,544
1.000% due 03/15/18	250,000	244,329
1.000% due 06/15/18	200,000	194,193
1.125% due 04/15/15	150,000	151,589
1.125% due 12/15/16	300,000	302,491
1.125% due 09/15/17	150,000	149,250
1.625% due 06/15/17	200,000	203,312
2.250% due 03/15/16	500,000	517,999
2.875% due 01/15/15	200,000	205,294
2.875% due 09/15/20	250,000	252,196
4.875% due 02/15/36	125,000	136,637
5.125% due 05/30/17	500,000	566,700

	Principal Amount	Value
Export-Import Bank of Korea (South Korea)
4.125% due 09/09/15	$200,000	$211,116
5.000% due 04/11/22	200,000	217,795
5.875% due 01/14/15	100,000	105,223
Fifth Third Bancorp
5.450% due 01/15/17	50,000	54,970
8.250% due 03/01/38	25,000	33,392
Fifth Third Bank 1.450% due 02/28/18	200,000	194,987
First Horizon National Corp 5.375% due 12/15/15	50,000	53,771
FMS Wertmanagement AoeR (Germany) 0.625% due 04/18/16	200,000	198,027
Ford Motor Credit Co LLC
3.875% due 01/15/15	250,000	258,029
4.207% due 04/15/16	100,000	106,606
5.875% due 08/02/21	250,000	283,506
6.625% due 08/15/17	250,000	289,736
8.000% due 12/15/16	200,000	236,875
Franklin Resources Inc 2.800% due 09/15/22	25,000	23,265
General Electric Capital Corp
1.000% due 01/08/16	300,000	300,883
1.600% due 11/20/17	150,000	149,088
1.625% due 07/02/15	200,000	203,325
2.150% due 01/09/15	100,000	101,857
3.350% due 10/17/16	400,000	425,192
4.625% due 01/07/21	200,000	218,148
5.300% due 02/11/21	100,000	111,892
5.625% due 05/01/18	600,000	689,382
5.875% due 01/14/38	200,000	227,871
6.750% due 03/15/32	350,000	433,483
6.875% due 01/10/39	200,000	257,173
Genworth Holdings Inc 7.700% due 06/15/20	150,000	179,056
Goldman Sachs Capital I 6.345% due 02/15/34	100,000	100,918
Hartford Financial Services Group Inc 5.125% due 04/15/22	150,000	163,431
HCP Inc REIT
4.250% due 11/15/23	93,000	91,005
5.375% due 02/01/21	150,000	163,329
Health Care REIT Inc
4.500% due 01/15/24	150,000	148,155
6.200% due 06/01/16	100,000	111,233
Healthcare Realty Trust Inc REIT 6.500% due 01/17/17	25,000	28,047
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	100,000	92,751
HSBC Bank USA NA 4.875% due 08/24/20	100,000	107,951
HSBC Finance Corp
5.500% due 01/19/16	200,000	216,925
6.676% due 01/15/21	211,000	242,509
HSBC Holdings PLC (United Kingdom)
4.000% due 03/30/22	100,000	102,817
4.875% due 01/14/22	100,000	107,944
6.500% due 09/15/37	100,000	118,298
6.800% due 06/01/38	150,000	184,561
HSBC USA Inc
1.625% due 01/16/18	200,000	197,314
2.375% due 02/13/15	100,000	102,065
ING US Inc 2.900% due 02/15/18	100,000	102,332
Inter-American Development Bank (Multi-National)
0.875% due 11/15/16	150,000	150,553
1.125% due 03/15/17	200,000	201,296
1.125% due 09/12/19	175,000	164,927
1.375% due 10/18/16	100,000	101,640
2.125% due 11/09/20	200,000	194,229

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-6

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
4.250% due 09/14/15	$200,000	$213,160
4.250% due 09/10/18	125,000	138,646
IntercontinentalExchange Group Inc 4.000% due 10/15/23	100,000	100,629
International Bank for Reconstruction & Development (Multi-National)
0.500% due 04/15/16	400,000	399,594
0.875% due 04/17/17	100,000	99,788
1.000% due 09/15/16	200,000	201,649
2.125% due 03/15/16	250,000	258,818
2.125% due 02/13/23	100,000	93,132
2.375% due 05/26/15	100,000	102,918
7.625% due 01/19/23	100,000	135,745
International Finance Corp (Multi-National)
0.500% due 05/16/16	150,000	149,800
0.875% due 06/15/18	100,000	96,608
1.750% due 09/04/18	200,000	199,796
2.125% due 11/17/17	200,000	205,550
2.750% due 04/20/15	100,000	103,134
Intesa Sanpaolo SPA (Italy) 3.875% due 01/16/18	200,000	204,899
Invesco Finance PLC (United Kingdom) 5.375% due 11/30/43	200,000	201,816
Jefferies Group Inc 8.500% due 07/15/19	125,000	153,125
JPMorgan Chase & Co
1.100% due 10/15/15	100,000	100,426
1.625% due 05/15/18	250,000	244,938
2.000% due 08/15/17	250,000	253,707
3.250% due 09/23/22	200,000	191,728
3.375% due 05/01/23	175,000	163,157
3.400% due 06/24/15	100,000	103,882
3.450% due 03/01/16	400,000	419,734
3.700% due 01/20/15	100,000	103,147
4.250% due 10/15/20	250,000	265,079
4.350% due 08/15/21	200,000	210,845
4.400% due 07/22/20	50,000	53,762
5.500% due 10/15/40	100,000	108,678
5.600% due 07/15/41	100,000	108,549
6.125% due 06/27/17	100,000	113,662
6.300% due 04/23/19	250,000	295,246
6.400% due 05/15/38	300,000	358,126
KeyCorp 5.100% due 03/24/21	100,000	109,321
KFW (Germany)
0.500% due 04/19/16	450,000	444,991
0.625% due 04/24/15	600,000	602,552
1.000% due 01/12/15	200,000	201,513
1.000% due 06/11/18	200,000	195,215
1.250% due 10/26/15	100,000	101,526
1.250% due 02/15/17	500,000	505,178
2.000% due 10/04/22	250,000	229,039
2.125% due 01/17/23	150,000	137,780
2.375% due 08/25/21	250,000	241,475
2.625% due 02/16/16	500,000	521,391
4.000% due 01/27/20	100,000	108,919
4.375% due 07/21/15	250,000	265,593
4.500% due 07/16/18	100,000	112,042
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	93,287
Kimco Realty Corp REIT
3.125% due 06/01/23	100,000	90,972
6.875% due 10/01/19	25,000	29,824
Korea Finance Corp (South Korea) 2.875% due 08/22/18	200,000	201,597
Landwirtschaftliche Rentenbank (Germany)
1.375% due 10/23/19	100,000	95,208
2.125% due 07/15/16	125,000	129,373
3.125% due 07/15/15	150,000	156,304
5.125% due 02/01/17	100,000	112,579

	Principal Amount	Value
Leucadia National Corp 6.625% due 10/23/43	$100,000	$97,848
Liberty Property LP REIT 4.400% due 02/15/24	94,000	92,332
Lincoln National Corp
7.000% due 05/17/66 §	100,000	102,375
8.750% due 07/01/19	115,000	148,113
Lloyds Bank PLC (United Kingdom) 4.875% due 01/21/16	125,000	133,388
Loews Corp 2.625% due 05/15/23	100,000	89,625
Mack-Cali Realty LP REIT 7.750% due 08/15/19	25,000	29,989
Markel Corp 7.125% due 09/30/19	25,000	29,786
Marsh & McLennan Cos Inc 2.550% due 10/15/18	50,000	50,103
MetLife Inc
5.700% due 06/15/35	100,000	109,236
5.875% due 02/06/41	50,000	55,865
6.375% due 06/15/34	100,000	118,289
6.750% due 06/01/16	250,000	284,401
Moody’s Corp 4.875% due 02/15/24	50,000	49,972
Morgan Stanley
2.125% due 04/25/18	400,000	396,768
4.100% due 05/22/23	100,000	96,808
4.875% due 11/01/22	100,000	102,399
5.375% due 10/15/15	100,000	107,603
5.500% due 07/28/21	50,000	55,889
5.625% due 09/23/19	200,000	227,489
5.750% due 01/25/21	200,000	226,312
5.950% due 12/28/17	200,000	228,614
6.000% due 04/28/15	350,000	372,882
6.250% due 08/09/26	100,000	115,627
6.375% due 07/24/42	100,000	117,154
6.625% due 04/01/18	250,000	292,672
7.250% due 04/01/32	100,000	123,779
National Australia Bank Ltd (Australia) 2.000% due 03/09/15	250,000	254,511
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	90,820
National Rural Utilities Cooperative Finance Corp
1.000% due 02/02/15	150,000	150,923
4.023% due 11/01/32	100,000	93,218
8.000% due 03/01/32	50,000	67,082
Nomura Holdings Inc (Japan)
2.000% due 09/13/16	100,000	100,886
4.125% due 01/19/16	100,000	105,311
5.000% due 03/04/15	35,000	36,575
6.700% due 03/04/20	5,000	5,735
Nordic Investment Bank (Multi-National) 0.500% due 04/14/16	200,000	199,593
Northern Trust Corp 3.375% due 08/23/21	50,000	50,753
Oesterreichische Kontrollbank AG (Austria)
1.125% due 07/06/15	125,000	126,402
1.125% due 05/29/18	150,000	146,465
1.750% due 10/05/15	100,000	102,325
PACCAR Financial Corp 1.150% due 08/16/16	100,000	100,329
PNC Bank NA 3.800% due 07/25/23	250,000	242,545
PNC Funding Corp
2.700% due 09/19/16	225,000	234,822
3.300% due 03/08/22	100,000	98,296
3.625% due 02/08/15	100,000	103,471
5.125% due 02/08/20	100,000	112,342

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-7

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Portigon AG (Germany) 4.796% due 07/15/15	$100,000	$105,685
Principal Financial Group Inc
1.850% due 11/15/17	100,000	99,178
4.625% due 09/15/42	100,000	93,973
Private Export Funding Corp
1.375% due 02/15/17	100,000	100,983
2.450% due 07/15/24	100,000	88,304
4.300% due 12/15/21	25,000	27,168
ProLogis LP REIT
2.750% due 02/15/19	43,000	42,730
3.350% due 02/01/21	100,000	97,139
6.625% due 05/15/18	54,000	63,103
Protective Life Corp 8.450% due 10/15/39	25,000	31,830
Prudential Financial Inc
4.750% due 09/17/15	100,000	106,608
5.200% due 03/15/44 §	100,000	97,250
5.625% due 05/12/41	50,000	53,897
5.875% due 09/15/42 §	100,000	102,125
6.200% due 01/15/15	30,000	31,687
6.200% due 11/15/40	50,000	57,403
6.625% due 06/21/40	50,000	60,646
7.375% due 06/15/19	70,000	85,991
Realty Income Corp REIT
4.650% due 08/01/23	50,000	50,372
5.875% due 03/15/35	50,000	52,048
Regency Centers LP 4.800% due 04/15/21	100,000	104,676
Regions Financial Corp 2.000% due 05/15/18	50,000	48,443
Royal Bank of Canada (Canada)
0.800% due 10/30/15	100,000	100,292
1.150% due 03/13/15	200,000	201,716
1.200% due 09/19/18	100,000	99,163
1.500% due 01/16/18	100,000	98,098
2.625% due 12/15/15	100,000	103,724
Royal Bank of Scotland Group PLC (United Kingdom) 6.400% due 10/21/19	150,000	172,963
Santander Holdings USA Inc 3.000% due 09/24/15	80,000	82,647
Simon Property Group LP REIT
2.150% due 09/15/17	200,000	202,851
5.650% due 02/01/20	75,000	85,292
5.750% due 12/01/15	100,000	108,359
6.750% due 02/01/40	25,000	31,363
Sumitomo Mitsui Banking Corp (Japan) 1.350% due 07/18/15	250,000	252,107
SunTrust Banks Inc
3.500% due 01/20/17	200,000	210,385
5.000% due 09/01/15	4,000	4,240
Svensk Exportkredit AB (Sweden)
0.625% due 05/31/16	200,000	199,246
2.125% due 07/13/16	100,000	103,207
Svenska Handelsbanken AB (Sweden) 1.625% due 03/21/18	250,000	245,388
The Allstate Corp 5.750% due 08/15/53 §	200,000	201,875
The Bank of New York Mellon Corp
0.700% due 10/23/15	90,000	90,202
1.350% due 03/06/18	25,000	24,487
2.100% due 01/15/19	100,000	99,183
2.300% due 07/28/16	100,000	103,335
2.500% due 01/15/16	100,000	103,212
2.950% due 06/18/15	100,000	103,557
The Bear Stearns Cos LLC 7.250% due 02/01/18	250,000	299,488
The Charles Schwab Corp
2.200% due 07/25/18	50,000	50,207
3.225% due 09/01/22	25,000	24,070

	Principal Amount	Value
The Chubb Corp 5.750% due 05/15/18	$50,000	$57,502
The Goldman Sachs Group Inc
2.375% due 01/22/18	100,000	100,432
2.900% due 07/19/18	250,000	254,563
3.300% due 05/03/15	300,000	309,199
3.625% due 02/07/16	300,000	314,986
3.625% due 01/22/23	100,000	96,868
3.700% due 08/01/15	100,000	104,169
5.250% due 07/27/21	150,000	164,272
5.375% due 03/15/20	300,000	333,718
5.625% due 01/15/17	225,000	248,030
5.750% due 01/24/22	100,000	112,602
6.125% due 02/15/33	150,000	168,757
6.150% due 04/01/18	100,000	114,726
6.250% due 02/01/41	100,000	115,265
6.750% due 10/01/37	200,000	222,552
7.500% due 02/15/19	250,000	304,671
The Korea Development Bank (South Korea) 3.875% due 05/04/17	250,000	264,037
The NASDAQ OMX Group Inc
5.250% due 01/16/18	50,000	54,142
5.550% due 01/15/20	100,000	108,506
The Progressive Corp 3.750% due 08/23/21	100,000	101,988
The Royal Bank of Scotland PLC (United Kingdom) 3.950% due 09/21/15	250,000	261,964
The Toronto-Dominion Bank (Canada)
1.400% due 04/30/18	100,000	97,352
2.375% due 10/19/16	100,000	103,886
The Travelers Cos Inc
5.750% due 12/15/17	50,000	57,348
6.250% due 06/20/16	100,000	112,531
6.250% due 06/15/37	25,000	29,975
Torchmark Corp 9.250% due 06/15/19	50,000	64,517
Toyota Motor Credit Corp
0.875% due 07/17/15	100,000	100,653
1.000% due 02/17/15	200,000	201,411
1.250% due 10/05/17	100,000	98,216
1.375% due 01/10/18	50,000	49,060
2.050% due 01/12/17	100,000	102,239
2.625% due 01/10/23	100,000	92,757
4.250% due 01/11/21	100,000	107,133
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	120,762
UBS AG (Switzerland)
3.875% due 01/15/15	150,000	155,118
5.750% due 04/25/18	100,000	114,865
5.875% due 07/15/16	100,000	111,252
5.875% due 12/20/17	100,000	114,808
UDR Inc REIT 3.700% due 10/01/20	100,000	100,569
Union Bank NA 3.000% due 06/06/16	250,000	261,566
US Bancorp
2.200% due 11/15/16	45,000	46,499
2.450% due 07/27/15	125,000	128,563
2.950% due 07/15/22	250,000	232,358
Ventas Realty LP REIT
1.550% due 09/26/16	88,000	88,677
4.000% due 04/30/19	100,000	105,143
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	104,013
Wachovia Bank NA 6.600% due 01/15/38	100,000	124,455
Wachovia Corp
5.500% due 08/01/35	200,000	206,577
5.625% due 10/15/16	100,000	112,391
5.750% due 02/01/18	100,000	115,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-8

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Wells Fargo & Co
1.250% due 02/13/15	$250,000	$252,133
1.500% due 07/01/15	100,000	101,444
1.500% due 01/16/18	100,000	99,406
2.625% due 12/15/16	300,000	314,384
3.450% due 02/13/23	100,000	94,576
3.500% due 03/08/22	150,000	150,087
4.125% due 08/15/23	100,000	98,620
4.600% due 04/01/21	200,000	219,306
5.375% due 02/07/35	100,000	105,881
Westpac Banking Corp (Australia)
0.950% due 01/12/16	100,000	100,216
1.050% due 11/25/16	100,000	99,738
1.125% due 09/25/15	100,000	101,128
2.000% due 08/14/17	100,000	100,644
3.000% due 08/04/15	100,000	103,930
4.875% due 11/19/19	25,000	27,760
Weyerhaeuser Co REIT 7.375% due 03/15/32	100,000	122,386
Willis Group Holdings PLC (Ireland) 5.750% due 03/15/21	100,000	107,599
WR Berkley Corp 6.250% due 02/15/37	50,000	55,441
XLIT Ltd (Cayman)
2.300% due 12/15/18	50,000	49,140
5.250% due 12/15/43	50,000	50,347

		64,106,022

Health Care - 1.8%

Abbott Laboratories
5.125% due 04/01/19	80,000	90,500
6.150% due 11/30/37	25,000	29,477
AbbVie Inc
1.200% due 11/06/15	100,000	101,062
1.750% due 11/06/17	200,000	199,757
2.000% due 11/06/18	150,000	148,473
4.400% due 11/06/42	125,000	116,613
Actavis Inc
3.250% due 10/01/22	100,000	93,303
4.625% due 10/01/42	100,000	91,002
Aetna Inc
2.750% due 11/15/22	125,000	115,184
3.950% due 09/01/20	50,000	52,316
4.125% due 11/15/42	100,000	87,484
Agilent Technologies Inc 3.200% due 10/01/22	100,000	91,559
Allergan Inc 2.800% due 03/15/23	25,000	23,126
AmerisourceBergen Corp 5.875% due 09/15/15	200,000	216,963
Amgen Inc
2.500% due 11/15/16	200,000	207,119
3.875% due 11/15/21	200,000	205,498
5.150% due 11/15/41	174,000	173,393
5.650% due 06/15/42	50,000	52,964
5.700% due 02/01/19	100,000	115,310
6.400% due 02/01/39	25,000	28,625
AstraZeneca PLC (United Kingdom)
4.000% due 09/18/42	25,000	21,747
5.900% due 09/15/17	100,000	114,398
6.450% due 09/15/37	100,000	119,434
Baxter International Inc
1.850% due 06/15/18	100,000	98,806
3.200% due 06/15/23	50,000	47,785
3.650% due 08/15/42	100,000	82,973
4.250% due 03/15/20	100,000	107,835
Becton Dickinson & Co 3.125% due 11/08/21	100,000	96,966

	Principal Amount	Value
Boston Scientific Corp
2.650% due 10/01/18	$100,000	$100,740
6.400% due 06/15/16	100,000	111,583
Bristol-Myers Squibb Co
1.750% due 03/01/19	100,000	97,707
3.250% due 08/01/42	100,000	77,676
5.450% due 05/01/18	25,000	28,633
Cardinal Health Inc 3.200% due 06/15/22	100,000	95,061
Celgene Corp
3.250% due 08/15/22	100,000	94,707
4.000% due 08/15/23	100,000	98,495
Cigna Corp
2.750% due 11/15/16	200,000	208,293
4.500% due 03/15/21	100,000	106,303
Covidien International Finance SA (Luxembourg)
2.800% due 06/15/15	100,000	102,864
6.000% due 10/15/17	125,000	143,261
Eli Lilly & Co 5.500% due 03/15/27	100,000	114,142
Express Scripts Holding Co
2.650% due 02/15/17	100,000	103,109
3.125% due 05/15/16	100,000	104,425
6.125% due 11/15/41	50,000	56,257
Genzyme Corp 3.625% due 06/15/15	100,000	104,466
Gilead Sciences Inc
3.050% due 12/01/16	200,000	211,306
4.400% due 12/01/21	100,000	106,826
GlaxoSmithKline Capital Inc
5.650% due 05/15/18	100,000	115,175
6.375% due 05/15/38	100,000	122,421
GlaxoSmithKline Capital PLC (United Kingdom)
1.500% due 05/08/17	200,000	200,177
2.850% due 05/08/22	200,000	188,691
Howard Hughes Medical Institute 3.500% due 09/01/23	75,000	73,779
Humana Inc 4.625% due 12/01/42	100,000	90,158
Johnson & Johnson
1.650% due 12/05/18	150,000	148,157
3.550% due 05/15/21	50,000	52,035
4.375% due 12/05/33	42,000	42,282
4.850% due 05/15/41	50,000	52,385
5.550% due 08/15/17	50,000	57,097
5.950% due 08/15/37	100,000	118,296
Laboratory Corp of America Holdings 4.625% due 11/15/20	100,000	104,625
Life Technologies Corp
4.400% due 03/01/15	25,000	26,035
6.000% due 03/01/20	100,000	114,929
McKesson Corp 0.950% due 12/04/15	100,000	99,983
Medco Health Solutions Inc
4.125% due 09/15/20	50,000	51,786
7.125% due 03/15/18	200,000	237,772
Medtronic Inc
1.375% due 04/01/18	250,000	245,547
2.750% due 04/01/23	50,000	46,266
3.000% due 03/15/15	50,000	51,604
4.450% due 03/15/20	25,000	27,405
4.500% due 03/15/42	100,000	94,744
Merck & Co Inc
1.100% due 01/31/18	100,000	97,251
2.400% due 09/15/22	100,000	91,375
3.600% due 09/15/42	100,000	82,852
4.150% due 05/18/43	100,000	91,382
6.000% due 09/15/17	50,000	57,828

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
6.500% due 12/01/33	$100,000	$124,699
6.550% due 09/15/37	100,000	124,713
Merck Sharp & Dohme Corp 4.000% due 06/30/15	50,000	52,552
Mylan Inc 2.600% due 06/24/18 ~	100,000	100,114
Novartis Capital Corp
2.400% due 09/21/22	75,000	68,786
2.900% due 04/24/15	100,000	103,367
4.400% due 04/24/20	50,000	54,470
Novartis Securities Investment Ltd (Bermuda) 5.125% due 02/10/19	125,000	141,633
Perrigo Co PLC (Ireland) 2.300% due 11/08/18 ~	250,000	246,908
Pfizer Inc
1.500% due 06/15/18	150,000	147,813
3.000% due 06/15/23	200,000	187,982
5.350% due 03/15/15	100,000	105,696
6.200% due 03/15/19	150,000	177,923
7.200% due 03/15/39	50,000	67,219
Quest Diagnostics Inc
4.750% due 01/30/20	15,000	15,608
5.750% due 01/30/40	10,000	9,797
6.950% due 07/01/37	100,000	110,360
Sanofi (France) 4.000% due 03/29/21	100,000	104,791
St Jude Medical Inc 3.250% due 04/15/23	100,000	93,331
Stryker Corp 4.100% due 04/01/43	100,000	88,576
Teva Pharmaceutical Finance II BV (Netherlands) 3.000% due 06/15/15	200,000	206,481
Thermo Fisher Scientific Inc
2.250% due 08/15/16	100,000	102,326
3.150% due 01/15/23	100,000	93,094
3.200% due 03/01/16	100,000	104,598
4.150% due 02/01/24	100,000	99,086
UnitedHealth Group Inc
1.625% due 03/15/19	100,000	96,361
2.875% due 03/15/22	100,000	95,154
2.875% due 03/15/23	200,000	186,167
6.875% due 02/15/38	250,000	311,431
WellPoint Inc
1.875% due 01/15/18	75,000	74,199
3.300% due 01/15/23	75,000	70,015
4.625% due 05/15/42	100,000	92,443
4.650% due 01/15/43	50,000	46,301
5.250% due 01/15/16	100,000	108,169
5.875% due 06/15/17	100,000	112,872
Wyeth LLC
5.950% due 04/01/37	50,000	57,972
6.500% due 02/01/34	100,000	122,433
Zimmer Holdings Inc 3.375% due 11/30/21	100,000	95,787
Zoetis Inc 1.150% due 02/01/16	100,000	100,159

		12,078,949

Industrials - 1.5%

3M Co 2.000% due 06/26/22	100,000	91,280
ABB Finance USA Inc 2.875% due 05/08/22	100,000	94,524
Air Lease Corp 3.375% due 01/15/19	100,000	100,500
American Airlines Pass-Through Trust ‘A’ 4.950% due 01/15/23 ~	200,000	208,500

	Principal Amount	Value
Boeing Capital Corp 4.700% due 10/27/19	$200,000	$224,566
Burlington Northern Santa Fe LLC
3.000% due 03/15/23	150,000	139,738
4.450% due 03/15/43	100,000	90,693
4.700% due 10/01/19	100,000	109,776
5.650% due 05/01/17	100,000	112,197
5.750% due 05/01/40	100,000	109,763
Canadian National Railway Co (Canada)
2.850% due 12/15/21	100,000	96,187
6.200% due 06/01/36	50,000	60,060
Canadian Pacific Railway Ltd (Canada) 4.500% due 01/15/22	50,000	52,047
Caterpillar Inc
3.803% due 08/15/42	100,000	84,114
3.900% due 05/27/21	200,000	207,800
6.050% due 08/15/36	125,000	142,774
Continental Airlines Pass-Through Trust 9.000% due 01/08/18	40,141	45,760
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	30,000	29,850
CSX Corp
3.700% due 11/01/23	100,000	96,775
5.500% due 04/15/41	75,000	78,893
6.250% due 04/01/15	100,000	106,917
7.375% due 02/01/19	50,000	60,696
Danaher Corp
2.300% due 06/23/16	50,000	51,630
3.900% due 06/23/21	50,000	51,748
Deere & Co
3.900% due 06/09/42	100,000	87,756
4.375% due 10/16/19	50,000	55,410
Delta Air Lines Pass-Through Trust ‘A’ 4.950% due 11/23/20	77,427	83,887
Dover Corp 5.375% due 03/01/41	50,000	53,594
Eaton Corp
1.500% due 11/02/17	100,000	98,082
2.750% due 11/02/22	200,000	186,636
4.000% due 11/02/32	100,000	91,859
4.150% due 11/02/42	100,000	88,856
Embraer SA (Brazil) 5.150% due 06/15/22	100,000	100,250
Emerson Electric Co
4.125% due 04/15/15	100,000	104,461
4.250% due 11/15/20	25,000	26,763
FedEx Corp 3.875% due 08/01/42	100,000	82,150
Flowserve Corp 4.000% due 11/15/23	43,000	41,830
GATX Corp 2.375% due 07/30/18	46,000	46,103
General Dynamics Corp
1.000% due 11/15/17	50,000	48,471
3.600% due 11/15/42	200,000	163,426
General Electric Co
0.850% due 10/09/15	300,000	301,533
2.700% due 10/09/22	100,000	93,632
4.125% due 10/09/42	100,000	92,409
5.250% due 12/06/17	100,000	113,249
Honeywell International Inc
5.000% due 02/15/19	100,000	112,432
5.300% due 03/01/18	125,000	141,373
Illinois Tool Works Inc 4.875% due 09/15/41	100,000	98,523
Ingersoll-Rand Global Holding Co Ltd (Bermuda) 4.250% due 06/15/23 ~	100,000	97,705

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
John Deere Capital Corp
0.700% due 09/04/15	$100,000	$100,434
0.875% due 04/17/15	100,000	100,599
1.050% due 10/11/16	100,000	100,349
1.400% due 03/15/17	100,000	99,773
2.750% due 03/15/22	100,000	94,682
Koninklijke Philips NV (Netherlands)
5.750% due 03/11/18	50,000	57,231
6.875% due 03/11/38	100,000	121,545
L-3 Communications Corp 5.200% due 10/15/19	100,000	108,158
Lockheed Martin Corp
4.250% due 11/15/19	100,000	107,608
6.150% due 09/01/36	100,000	113,372
Norfolk Southern Corp
2.903% due 02/15/23	100,000	92,400
3.000% due 04/01/22	100,000	94,507
4.800% due 08/15/43	100,000	96,871
4.837% due 10/01/41	50,000	47,746
5.900% due 06/15/19	50,000	57,858
Northrop Grumman Corp
3.250% due 08/01/23	100,000	93,309
3.500% due 03/15/21	100,000	99,422
Owens Corning 4.200% due 12/15/22	138,000	131,824
Pentair Finance SA (Luxembourg) 1.350% due 12/01/15	50,000	50,331
Pitney Bowes Inc 5.600% due 03/15/18	50,000	53,817
Precision Castparts Corp 2.500% due 01/15/23	100,000	90,630
Raytheon Co
2.500% due 12/15/22	125,000	113,916
4.400% due 02/15/20	25,000	26,796
Republic Services Inc
3.800% due 05/15/18	200,000	211,941
5.500% due 09/15/19	27,000	30,402
Rockwell Collins Inc 5.250% due 07/15/19	100,000	112,900
Roper Industries Inc 1.850% due 11/15/17	100,000	99,176
Ryder System Inc
2.350% due 02/26/19	125,000	122,480
2.500% due 03/01/17	50,000	50,888
Stanley Black & Decker Inc 2.900% due 11/01/22	50,000	46,467
The Boeing Co
5.875% due 02/15/40	50,000	59,346
6.000% due 03/15/19	100,000	117,857
U.S. Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	99,657	101,152
Union Pacific Corp
3.646% due 02/15/24 ~	92,000	88,928
4.750% due 09/15/41	100,000	96,947
4.750% due 12/15/43	100,000	97,436
United Parcel Service Inc
1.125% due 10/01/17	50,000	49,279
3.125% due 01/15/21	100,000	100,148
5.500% due 01/15/18	50,000	57,223
6.200% due 01/15/38	50,000	60,786
United Technologies Corp
1.800% due 06/01/17	100,000	101,586
3.100% due 06/01/22	200,000	195,620
4.500% due 04/15/20	30,000	32,646
4.500% due 06/01/42	125,000	121,416
6.050% due 06/01/36	50,000	58,724
6.125% due 02/01/19	100,000	118,111
6.125% due 07/15/38	25,000	29,813
URS Corp 5.250% due 04/01/22 ~	100,000	98,525

	Principal Amount	Value
Verisk Analytics Inc 4.125% due 09/12/22	$100,000	$96,823
Waste Management Inc
6.100% due 03/15/18	250,000	287,787
7.750% due 05/15/32	100,000	130,304

		9,685,067

Information Technology - 1.2%

Adobe Systems Inc 4.750% due 02/01/20	100,000	107,974
Altera Corp 2.500% due 11/15/18	100,000	99,214
Apple Inc
0.450% due 05/03/16	175,000	173,819
2.400% due 05/03/23	450,000	404,793
3.850% due 05/04/43	250,000	208,909
Arrow Electronics Inc 6.000% due 04/01/20	25,000	26,668
Avnet Inc 6.000% due 09/01/15	100,000	107,595
Baidu Inc (Cayman) 3.250% due 08/06/18	200,000	202,560
CA Inc 2.875% due 08/15/18	100,000	99,794
Cisco Systems Inc
4.950% due 02/15/19	200,000	225,105
5.500% due 02/22/16	200,000	220,127
5.500% due 01/15/40	100,000	105,827
Corning Inc 1.450% due 11/15/17	100,000	98,614
eBay Inc
1.350% due 07/15/17	100,000	99,476
3.250% due 10/15/20	200,000	203,525
EMC Corp
1.875% due 06/01/18	100,000	98,920
3.375% due 06/01/23	100,000	96,114
Fidelity National Information Services Inc 3.500% due 04/15/23	88,000	80,241
Fiserv Inc 3.125% due 06/15/16	50,000	52,203
Google Inc 2.125% due 05/19/16	100,000	103,373
Hewlett-Packard Co
2.600% due 09/15/17	150,000	152,479
3.000% due 09/15/16	100,000	104,082
3.750% due 12/01/20	50,000	49,904
4.050% due 09/15/22	200,000	196,659
4.650% due 12/09/21	150,000	154,497
6.000% due 09/15/41	55,000	55,118
Intel Corp
1.350% due 12/15/17	150,000	148,327
3.300% due 10/01/21	150,000	149,069
4.800% due 10/01/41	185,000	180,461
International Business Machines Corp
0.450% due 05/06/16	150,000	148,811
0.750% due 05/11/15	250,000	251,185
1.250% due 02/08/18	100,000	97,943
1.625% due 05/15/20	150,000	140,697
1.875% due 05/15/19	100,000	98,150
1.950% due 07/22/16	100,000	102,792
5.600% due 11/30/39	26,000	29,092
5.700% due 09/14/17	100,000	114,882
8.375% due 11/01/19	100,000	130,327
Juniper Networks Inc 3.100% due 03/15/16	100,000	103,026
Microsoft Corp
1.625% due 09/25/15	100,000	102,126
2.375% due 05/01/23	100,000	90,504
3.500% due 11/15/42	100,000	82,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
3.750% due 05/01/43	$100,000	$85,335
5.200% due 06/01/39	135,000	143,011
Oracle Corp
2.500% due 10/15/22	125,000	114,532
5.000% due 07/08/19	100,000	113,283
5.250% due 01/15/16	200,000	218,416
5.750% due 04/15/18	100,000	115,617
6.125% due 07/08/39	100,000	116,544
6.500% due 04/15/38	100,000	121,860
Seagate HDD Cayman (Cayman) 3.750% due 11/15/18 ~	100,000	101,375
Symantec Corp 2.750% due 06/15/17	100,000	101,117
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	100,000	97,227
Texas Instruments Inc 1.000% due 05/01/18	200,000	191,967
The Western Union Co 5.930% due 10/01/16	100,000	111,201
Tyco Electronics Group SA (Luxembourg)
2.375% due 12/17/18	50,000	49,335
4.875% due 01/15/21	30,000	31,471
Xerox Corp
4.250% due 02/15/15	100,000	103,771
4.500% due 05/15/21	100,000	102,957
5.625% due 12/15/19	100,000	110,348

		7,526,959

Materials - 1.2%

Agrium Inc (Canada) 6.125% due 01/15/41	25,000	26,914
Air Products & Chemicals Inc 4.375% due 08/21/19	25,000	27,075
Alcoa Inc
5.400% due 04/15/21	100,000	102,156
6.750% due 07/15/18	100,000	112,742
Allegheny Technologies Inc 5.875% due 08/15/23	50,000	50,513
Barrick Gold Corp (Canada)
3.850% due 04/01/22	100,000	90,091
4.100% due 05/01/23	200,000	180,839
5.250% due 04/01/42	100,000	83,431
Barrick PD Australia Finance Property Ltd (Australia) 5.950% due 10/15/39	25,000	21,635
BHP Billiton Finance USA Ltd (Australia)
1.000% due 02/24/15	100,000	100,577
1.875% due 11/21/16	100,000	102,216
2.050% due 09/30/18	200,000	200,096
5.000% due 09/30/43	150,000	152,548
6.500% due 04/01/19	75,000	89,972
Cabot Corp 5.000% due 10/01/16	25,000	27,384
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	100,000	97,793
CF Industries Inc 3.450% due 06/01/23	125,000	114,193
Cliffs Natural Resources Inc
4.875% due 04/01/21	150,000	145,919
5.900% due 03/15/20	25,000	26,387
CRH America Inc 6.000% due 09/30/16	50,000	55,888
Eastman Chemical Co 4.800% due 09/01/42	100,000	94,446
Ecolab Inc
1.450% due 12/08/17	150,000	146,658
4.350% due 12/08/21	100,000	103,724
EI du Pont de Nemours & Co
2.800% due 02/15/23	100,000	91,617
3.250% due 01/15/15	100,000	102,895

	Principal Amount	Value
4.150% due 02/15/43	$100,000	$88,240
4.625% due 01/15/20	150,000	163,781
FMC Corp 4.100% due 02/01/24	50,000	49,669
Freeport-McMoRan Copper & Gold Inc
1.400% due 02/13/15	100,000	100,586
2.150% due 03/01/17	200,000	201,386
3.100% due 03/15/20	150,000	145,774
3.550% due 03/01/22	100,000	95,070
3.875% due 03/15/23	100,000	94,597
5.450% due 03/15/43	100,000	95,725
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	138,926
Goldcorp Inc (Canada) 3.700% due 03/15/23	50,000	44,733
International Paper Co
4.750% due 02/15/22	125,000	131,091
7.500% due 08/15/21	40,000	49,049
7.950% due 06/15/18	100,000	121,532
LyondellBasell Industries NV (Netherlands)
5.000% due 04/15/19	200,000	222,264
6.000% due 11/15/21	200,000	230,088
MeadWestvaco Corp 7.375% due 09/01/19	200,000	237,524
Monsanto Co
1.850% due 11/15/18	100,000	98,744
3.600% due 07/15/42	50,000	40,773
Newmont Mining Corp
3.500% due 03/15/22	100,000	85,145
5.875% due 04/01/35	100,000	85,263
6.250% due 10/01/39	25,000	22,117
Nucor Corp
4.000% due 08/01/23	25,000	24,413
4.125% due 09/15/22	50,000	50,229
5.200% due 08/01/43	25,000	24,360
Potash Corp of Saskatchewan Inc (Canada)
3.750% due 09/30/15	20,000	20,979
4.875% due 03/30/20	100,000	108,220
5.625% due 12/01/40	25,000	26,554
PPG Industries Inc 3.600% due 11/15/20	50,000	50,756
Praxair Inc
1.050% due 11/07/17	50,000	48,608
1.250% due 11/07/18	150,000	143,467
2.200% due 08/15/22	100,000	89,008
4.625% due 03/30/15	50,000	52,544
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	100,000	102,025
3.500% due 11/02/20	100,000	102,125
7.125% due 07/15/28	50,000	61,520
9.000% due 05/01/19	150,000	195,960
Rio Tinto Finance USA PLC (United Kingdom)
1.375% due 06/17/16	150,000	152,428
1.625% due 08/21/17	100,000	100,007
4.750% due 03/22/42	100,000	97,216
Southern Copper Corp
5.250% due 11/08/42	150,000	122,019
7.500% due 07/27/35	50,000	52,471
Teck Resources Ltd (Canada)
3.150% due 01/15/17	100,000	103,577
5.200% due 03/01/42	100,000	88,279
6.250% due 07/15/41	50,000	49,782
The Dow Chemical Co
4.125% due 11/15/21	200,000	206,654
5.700% due 05/15/18	197,000	225,351
8.550% due 05/15/19	100,000	129,197
9.400% due 05/15/39	50,000	74,710
The Mosaic Co 5.450% due 11/15/33	63,000	64,200

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
The Valspar Corp 7.250% due 06/15/19	$25,000	$29,652
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	100,000	97,526
6.250% due 01/23/17	100,000	111,378
6.875% due 11/21/36	150,000	155,241
6.875% due 11/10/39	45,000	46,641
8.250% due 01/17/34	100,000	115,913

		8,012,796

Telecommunication Services - 1.4%

America Movil SAB de CV (Mexico) 2.375% due 09/08/16	200,000	206,820
5.000% due 10/16/19	250,000	274,375
5.000% due 03/30/20	50,000	54,343
6.125% due 03/30/40	50,000	53,241
6.375% due 03/01/35	125,000	136,078
AT&T Inc
0.900% due 02/12/16	100,000	99,538
1.400% due 12/01/17	100,000	98,635
2.500% due 08/15/15	150,000	154,066
2.625% due 12/01/22	125,000	112,822
2.950% due 05/15/16	400,000	417,312
3.000% due 02/15/22	100,000	94,245
4.300% due 12/15/42	393,000	333,438
4.350% due 06/15/45	177,000	149,884
4.450% due 05/15/21	50,000	52,656
5.350% due 09/01/40	161,000	159,333
5.625% due 06/15/16	50,000	55,208
5.800% due 02/15/19	200,000	229,410
6.550% due 02/15/39	100,000	113,553
British Telecommunications PLC (United Kingdom)
2.000% due 06/22/15	200,000	203,591
9.625% due 12/15/30	50,000	74,624
CC Holdings GS V LLC 3.849% due 04/15/23	100,000	93,642
Cellco Partnership 8.500% due 11/15/18	150,000	190,025
Deutsche Telekom International Finance BV (Netherlands)
5.750% due 03/23/16	200,000	219,696
8.750% due 06/15/30	185,000	261,035
Embarq Corp 7.995% due 06/01/36	150,000	151,891
Orange SA (France)
2.750% due 09/14/16	100,000	103,905
5.375% due 01/13/42	150,000	150,684
8.750% due 03/01/31	50,000	69,045
Qwest Corp 6.750% due 12/01/21	100,000	109,527
Rogers Communications Inc (Canada)
3.000% due 03/15/23	50,000	46,140
4.500% due 03/15/43	25,000	21,899
6.800% due 08/15/18	100,000	119,248
Telefonica Emisiones SAU (Spain)
3.992% due 02/16/16	50,000	52,642
4.949% due 01/15/15	50,000	52,102
5.462% due 02/16/21	40,000	42,255
7.045% due 06/20/36	150,000	165,647
Telefonica Europe BV (Netherlands) 8.250% due 09/15/30	250,000	298,288
Verizon Communications Inc
2.500% due 09/15/16	130,000	134,503
3.500% due 11/01/21	200,000	198,622
3.650% due 09/14/18	200,000	211,836
4.500% due 09/15/20	229,000	245,236
4.900% due 09/15/15	100,000	106,857
5.150% due 09/15/23	300,000	322,218
5.550% due 02/15/16	100,000	109,412

	Principal Amount	Value
5.850% due 09/15/35	$300,000	$318,562
6.350% due 04/01/19	250,000	294,027
6.400% due 09/15/33	273,000	314,040
6.400% due 02/15/38	150,000	168,479
6.550% due 09/15/43	500,000	585,109
7.350% due 04/01/39	100,000	124,224
7.750% due 12/01/30	50,000	63,872
Vodafone Group PLC (United Kingdom)
1.500% due 02/19/18	100,000	97,551
4.375% due 02/19/43	100,000	86,433
5.450% due 06/10/19	150,000	170,620
5.625% due 02/27/17	100,000	111,912
6.150% due 02/27/37	150,000	162,597
7.875% due 02/15/30	50,000	62,622

		9,109,575

Utilities - 1.6%

AGL Capital Corp 3.500% due 09/15/21	150,000	149,280
Alabama Power Co 4.100% due 01/15/42	100,000	89,368
American Water Capital Corp 4.300% due 12/01/42	100,000	90,868
Appalachian Power Co
4.600% due 03/30/21	50,000	53,650
7.000% due 04/01/38	150,000	181,213
Arizona Public Service Co 4.500% due 04/01/42	100,000	95,778
Atmos Energy Corp 4.150% due 01/15/43	64,000	57,581
Avista Corp 5.125% due 04/01/22	15,000	16,505
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	24,827
CenterPoint Energy Houston Electric LLC 2.250% due 08/01/22	100,000	90,449
CenterPoint Energy Inc 5.950% due 02/01/17	51,000	57,206
CenterPoint Energy Resources Corp
4.500% due 01/15/21	100,000	106,691
5.850% due 01/15/41	50,000	56,720
CMS Energy Corp 6.250% due 02/01/20	100,000	115,638
Commonwealth Edison Co
3.800% due 10/01/42	100,000	85,276
4.000% due 08/01/20	100,000	106,226
Consolidated Edison Co of New York Inc
3.950% due 03/01/43	100,000	88,251
5.850% due 04/01/18	100,000	115,709
5.850% due 03/15/36	25,000	28,584
6.650% due 04/01/19	150,000	179,818
Constellation Energy Group Inc 4.550% due 06/15/15	125,000	131,262
Consumers Energy Co 6.700% due 09/15/19	125,000	151,962
Dominion Gas Holdings LLC 3.550% due 11/01/23 ~	100,000	96,358
Dominion Resources Inc
5.150% due 07/15/15	50,000	53,222
5.200% due 08/15/19	120,000	134,519
DTE Electric Co 3.650% due 03/15/24	51,000	50,648
DTE Energy Co 3.850% due 12/01/23	100,000	98,768
Duke Energy Carolinas LLC
5.300% due 02/15/40	25,000	27,149
6.050% due 04/15/38	110,000	130,586
6.100% due 06/01/37	25,000	28,605
7.000% due 11/15/18	100,000	121,917

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Duke Energy Corp
2.100% due 06/15/18	$100,000	$99,482
3.550% due 09/15/21	100,000	100,054
Duke Energy Florida Inc 6.350% due 09/15/37	25,000	30,678
Duke Energy Indiana Inc
4.200% due 03/15/42	125,000	115,405
4.900% due 07/15/43	100,000	103,609
Duke Energy Progress Inc
4.100% due 03/15/43	50,000	46,129
5.250% due 12/15/15	100,000	108,983
Entergy Corp 4.700% due 01/15/17	150,000	161,344
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	56,089
Exelon Generation Co LLC
5.600% due 06/15/42	100,000	93,368
6.200% due 10/01/17	25,000	28,264
6.250% due 10/01/39	25,000	25,340
Florida Power & Light Co
4.950% due 06/01/35	100,000	104,824
5.690% due 03/01/40	35,000	40,106
5.950% due 02/01/38	125,000	146,509
Georgia Power Co
0.625% due 11/15/15	200,000	199,949
2.850% due 05/15/22	100,000	94,404
4.250% due 12/01/19	25,000	27,214
4.300% due 03/15/42	100,000	89,983
Great Plains Energy Inc 4.850% due 06/01/21	100,000	105,393
Indiana Michigan Power Co 3.200% due 03/15/23	50,000	46,756
Jersey Central Power & Light Co 5.625% due 05/01/16	50,000	54,349
Kentucky Utilities Co 4.650% due 11/15/43	200,000	199,242
Louisville Gas & Electric Co 1.625% due 11/15/15	50,000	50,979
Metropolitan Edison Co 7.700% due 01/15/19	50,000	60,324
MidAmerican Energy Co
2.400% due 03/15/19	150,000	151,150
6.750% due 12/30/31	100,000	122,725
MidAmerican Energy Holdings Co
1.100% due 05/15/17 ~	100,000	99,532
6.125% due 04/01/36	100,000	113,629
6.500% due 09/15/37	100,000	116,177
National Fuel Gas Co 3.750% due 03/01/23	100,000	94,406
Nevada Power Co 6.750% due 07/01/37	50,000	62,069
NextEra Energy Capital Holdings Inc 4.500% due 06/01/21	50,000	51,584
Nisource Finance Corp
4.800% due 02/15/44	100,000	90,248
5.250% due 02/15/43	100,000	97,206
6.125% due 03/01/22	50,000	55,454
Northeast Utilities
2.800% due 05/01/23	100,000	91,455
4.500% due 11/15/19	15,000	16,292
Northern States Power Co
2.150% due 08/15/22	100,000	90,022
2.600% due 05/15/23	100,000	91,871
3.400% due 08/15/42	125,000	100,524
4.850% due 08/15/40	50,000	51,181
5.350% due 11/01/39	10,000	10,976
NSTAR Electric Co 2.375% due 10/15/22	100,000	90,834
Ohio Edison Co 6.875% due 07/15/36	150,000	175,950

	Principal Amount	Value
Ohio Power Co 5.375% due 10/01/21	$30,000	$33,481
Oncor Electric Delivery Co LLC
5.300% due 06/01/42	100,000	104,003
7.000% due 05/01/32	50,000	60,928
Pacific Gas & Electric Co
2.450% due 08/15/22	100,000	89,805
3.850% due 11/15/23	50,000	49,749
6.050% due 03/01/34	250,000	286,428
6.250% due 03/01/39	25,000	28,684
PacifiCorp 4.100% due 02/01/42	50,000	45,179
Peco Energy Co 1.200% due 10/15/16	56,000	56,195
Pepco Holdings Inc 2.700% due 10/01/15	100,000	102,583
PPL Capital Funding Inc 1.900% due 06/01/18	60,000	58,621
PPL Electric Utilities Corp
2.500% due 09/01/22	100,000	92,218
4.750% due 07/15/43	50,000	50,052
5.200% due 07/15/41	25,000	26,545
Progress Energy Inc
5.625% due 01/15/16	100,000	108,899
6.000% due 12/01/39	25,000	28,046
7.750% due 03/01/31	100,000	128,796
PSEG Power LLC
2.450% due 11/15/18	200,000	197,526
4.150% due 09/15/21	100,000	101,503
Public Service Co of Colorado 5.125% due 06/01/19	15,000	16,922
Public Service Co of Oklahoma 5.150% due 12/01/19	40,000	44,345
Public Service Electric & Gas Co 3.800% due 01/01/43	100,000	86,637
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	28,508
San Diego Gas & Electric Co
3.000% due 08/15/21	100,000	98,580
3.600% due 09/01/23	100,000	99,987
Scottish Power Ltd (United Kingdom) 5.375% due 03/15/15	100,000	104,823
Sempra Energy
4.050% due 12/01/23	50,000	49,390
6.000% due 10/15/39	25,000	27,467
9.800% due 02/15/19	50,000	66,089
Sierra Pacific Power Co 6.000% due 05/15/16	150,000	167,526
South Carolina Electric & Gas Co
4.600% due 06/15/43	100,000	97,736
5.300% due 05/15/33	50,000	53,498
5.450% due 02/01/41	50,000	54,547
Southern California Edison Co
3.500% due 10/01/23	100,000	98,041
3.875% due 06/01/21	100,000	105,086
3.900% due 03/15/43	50,000	44,088
4.500% due 09/01/40	50,000	48,536
5.500% due 08/15/18	100,000	114,538
Southern Power Co 5.150% due 09/15/41	40,000	39,169
Southwestern Electric Power Co 6.200% due 03/15/40	50,000	54,504
Tampa Electric Co 6.100% due 05/15/18	35,000	40,696
TransAlta Corp (Canada) 4.750% due 01/15/15	25,000	25,925
Union Electric Co 8.450% due 03/15/39	100,000	150,203
Virginia Electric & Power Co
1.200% due 01/15/18	100,000	97,132

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
2.950% due 01/15/22	$100,000	$96,645
4.650% due 08/15/43	100,000	99,623
5.000% due 06/30/19	35,000	39,230
8.875% due 11/15/38	25,000	38,584
Wisconsin Electric Power Co
1.700% due 06/15/18	100,000	98,633
4.250% due 12/15/19	25,000	27,372

		10,639,997

Total Corporate Bonds & Notes (Cost $163,049,037)		161,979,881

MORTGAGE-BACKED SECURITIES - 31.3%

Collateralized Mortgage Obligations - Commercial - 1.7%

Banc of America Commercial Mortgage Trust 5.356% due 10/10/45 "	50,000	53,917
5.369% due 10/10/45 "	50,000	51,237
5.623% due 04/10/49 " §	100,000	110,974
5.633% due 04/10/49 " §	8,079	8,109
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	100,000	104,670
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/41 "	100,000	109,408
5.540% due 09/11/41 "	700,000	763,945
5.887% due 06/11/50 " §	450,000	507,724
Citigroup Commercial Mortgage Trust 5.705% due 12/10/49 " §	200,000	223,993
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.304% due 01/15/46 " §	100,000	106,945
5.617% due 10/15/48 "	100,000	109,098
Commercial Mortgage Pass-Through Certificates 4.982% due 05/10/43 " §	100,000	104,278
Commercial Mortgage Trust
5.444% due 03/10/39 "	100,000	109,994
5.820% due 07/10/38 " §	98,188	107,354
Credit Suisse Commercial Mortgage Trust 5.669% due 03/15/39 " §	100,000	107,718
GS Mortgage Securities Trust 5.553% due 04/10/38 " §	100,000	107,757
JPMorgan Chase Commercial Mortgage 4.133% due 08/15/46 "	600,000	615,493
JPMorgan Chase Commercial Mortgage Securities Trust
3.143% due 12/15/47 "	1,500,000	1,431,755
5.335% due 08/12/37 " §	98,841	102,826
5.336% due 05/15/47 "	100,000	109,613
5.399% due 05/15/45 "	500,000	545,290
5.429% due 12/12/43 "	100,000	108,387
5.814% due 06/12/43 " §	188,483	203,587
LB-UBS Commercial Mortgage Trust
5.661% due 03/15/39 " §	84,000	90,456
5.858% due 06/15/38 " §	246,831	268,760
5.866% due 09/15/45 " §	75,828	84,258
Merrill Lynch Mortgage Trust 5.676% due 05/12/39 " §	255,000	277,256
ML-CFC Commercial Mortgage Trust 5.894% due 08/12/49 " §	175,000	195,493
Morgan Stanley Capital I Trust
4.989% due 08/13/42 "	50,000	52,281
5.162% due 10/12/52 " §	200,000	213,336
5.207% due 11/14/42 " §	100,000	105,243
5.439% due 02/12/44 "	36,922	37,319
5.514% due 11/12/49 " §	100,000	110,633
5.569% due 12/15/44 "	450,000	486,502

	Principal Amount	Value
5.654% due 04/15/49 " §	$234,688	$243,939
5.809% due 12/12/49 "	375,000	419,883
5.910% due 06/11/49 " §	100,000	111,732
UBS Commercial Mortgage Trust 4.171% due 05/10/45 "	1,000,000	1,010,562
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63 "	250,000	247,568
Wachovia Bank Commercial Mortgage Trust
5.515% due 01/15/45 " §	470,000	500,180
5.795% due 07/15/45 " §	100,000	109,103
WF-RBS Commercial Mortgage Trust 2.870% due 11/15/45 "	700,000	657,562

		11,026,138

Fannie Mae - 13.8%

2.445% due 06/01/38 " §	15,956	17,085
2.500% due 10/01/27 - 01/01/43 "	7,741,706	7,596,052
3.000% due 05/01/22 - 08/01/43 "	19,078,050	18,532,873
3.014% due 03/01/41 " §	424,682	448,400
3.047% due 07/01/41 " §	1,022,071	1,075,288
3.278% due 01/01/41 " §	310,674	325,039
3.484% due 08/01/39 " §	50,564	54,206
3.500% due 11/01/25 - 01/01/44 "	19,275,309	19,371,951
4.000% due 09/01/18 - 01/01/44 "	13,152,999	13,632,544
4.500% due 05/01/18 - 01/01/44 "	12,326,485	13,094,770
5.000% due 12/01/17 - 01/01/44 "	7,977,416	8,660,409
5.500% due 02/01/24 - 01/01/44 "	4,410,275	4,856,410
5.655% due 09/01/37 " §	69,970	75,899
6.000% due 09/01/34 - 09/01/39 "	1,856,364	2,061,923
6.500% due 09/01/36 - 07/01/38 "	476,036	539,533

		90,342,382

Freddie Mac - 8.1%

2.500% due 08/01/28 - 01/01/29 "	4,066,100	4,036,419
2.528% due 11/01/37 " §	66,294	70,249
3.000% due 09/01/26 - 01/01/44 "	11,438,391	11,198,969
3.500% due 06/01/21 - 08/01/43 "	7,669,288	7,704,051
4.000% due 02/01/25 - 01/01/44 "	7,592,419	7,845,763
4.500% due 03/01/23 - 01/01/44 "	8,686,708	9,237,170
5.000% due 03/01/19 - 03/01/41 "	5,553,138	5,997,052
5.500% due 12/01/16 - 08/01/40 "	3,234,060	3,526,629
6.000% due 03/01/23 - 05/01/40 "	2,540,322	2,809,412
6.500% due 08/01/37 - 04/01/39 "	278,486	310,399

		52,736,113

Government National Mortgage Association - 7.7%

3.000% due 08/20/42 - 01/01/44 "	9,154,089	8,865,746
3.500% due 10/15/41 - 01/01/44 "	11,495,856	11,621,923
4.000% due 06/15/39 - 01/01/44 "	8,786,300	9,154,727
4.500% due 02/15/39 - 01/01/44 "	9,747,174	10,439,574
5.000% due 05/15/36 - 01/01/44 "	5,806,101	6,315,998
5.500% due 04/15/37 - 04/15/40 "	2,257,016	2,485,836
6.000% due 08/15/35 - 06/15/41 "	949,264	1,055,817
6.500% due 10/15/37 - 02/15/39 "	184,225	209,872

		50,149,493

Total Mortgage-Backed Securities (Cost $206,751,109)		204,254,126

ASSET-BACKED SECURITIES - 0.4%

Capital Auto Receivables Asset Trust 1.680% due 04/20/18 "	354,000	356,971
Chase Issuance Trust 1.580% due 08/16/21 "	200,000	191,147
Citibank Credit Card Issuance Trust
4.850% due 03/10/17 "	250,000	262,935
5.650% due 09/20/19 "	100,000	114,606
6.150% due 06/15/39 "	250,000	279,982

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Huntington Auto Trust 0.510% due 04/17/17 "	$280,000	$279,479
Hyundai Auto Receivables Trust 1.550% due 03/15/19 "	250,000	252,559
Santander Drive Auto Receivables Trust 2.940% due 12/15/17 "	500,000	514,759
World Financial Network Credit Card Master Trust 0.910% due 03/16/20 "	500,000	497,086

Total Asset-Backed Securities (Cost $2,803,967)		2,749,524

U.S. GOVERNMENT AGENCY ISSUES - 4.0%

Fannie Mae
0.375% due 03/16/15	750,000	751,431
0.375% due 12/21/15	1,600,000	1,598,336
0.375% due 07/05/16	500,000	496,841
0.500% due 05/27/15	500,000	501,500
0.500% due 07/02/15	1,000,000	1,002,765
0.500% due 09/28/15	700,000	701,540
0.520% due 05/20/16	275,000	274,121
0.520% due 05/27/16	100,000	99,795
0.875% due 08/28/17	150,000	148,178
0.875% due 10/26/17	400,000	393,416
0.875% due 12/20/17	350,000	342,881
0.875% due 02/08/18	750,000	731,524
0.875% due 05/21/18	500,000	483,966
1.250% due 09/28/16	700,000	710,380
1.250% due 01/30/17	500,000	506,245
1.625% due 10/26/15	200,000	204,462
1.750% due 01/30/19	100,000	98,746
1.875% due 09/18/18	300,000	302,178
2.000% due 09/21/15	100,000	102,794
2.375% due 07/28/15	250,000	258,002
5.000% due 04/15/15	200,000	212,187
5.000% due 03/15/16	200,000	219,930
5.000% due 05/11/17	150,000	169,526
5.375% due 06/12/17	200,000	228,812
5.625% due 07/15/37	100,000	118,899
7.125% due 01/15/30	525,000	711,866
7.250% due 05/15/30	250,000	343,254
Federal Farm Credit Bank 5.125% due 08/25/16	150,000	167,667
Federal Home Loan Bank
0.250% due 02/20/15	1,000,000	1,000,490
0.375% due 08/28/15	350,000	350,361
0.500% due 11/20/15	300,000	300,519
0.575% due 07/29/16	250,000	249,492
0.625% due 12/28/16	600,000	597,752
1.200% due 11/21/18	200,000	192,625
2.750% due 03/13/15	200,000	206,037
4.750% due 12/16/16	50,000	55,868
5.000% due 11/17/17	800,000	913,427
5.375% due 05/18/16	300,000	334,194
5.375% due 08/15/18	200,000	231,773
5.500% due 07/15/36	100,000	115,762
Financing Corp Fico 10.700% due 10/06/17	50,000	66,282
Freddie Mac
0.320% due 04/29/15	250,000	250,033
0.500% due 04/17/15	250,000	250,899
0.550% due 09/04/15	250,000	250,122
0.750% due 01/12/18	300,000	292,153
0.800% due 01/13/15	100,000	100,017
0.875% due 03/07/18	400,000	388,793
1.000% due 02/24/16	100,000	100,127
1.000% due 03/08/17	400,000	400,840
1.000% due 07/28/17	250,000	248,552

	Principal Amount	Value
1.250% due 10/02/19	$500,000	$474,059
1.375% due 05/01/20	1,000,000	938,171
1.750% due 09/10/15	250,000	255,936
1.750% due 05/30/19	200,000	196,611
2.000% due 08/25/16	700,000	724,290
2.250% due 01/23/17	100,000	100,124
2.375% due 01/13/22	950,000	908,460
2.875% due 02/09/15	600,000	617,716
3.750% due 03/27/19	450,000	490,838
4.375% due 07/17/15	750,000	797,494
4.750% due 12/17/15	100,000	108,135
4.750% due 01/19/16	100,000	108,810
4.875% due 06/13/18	400,000	454,797
5.000% due 04/18/17	300,000	338,532
5.125% due 11/17/17	200,000	228,321
6.250% due 07/15/32	225,000	284,696
6.750% due 03/15/31	100,000	132,339
Tennessee Valley Authority
3.500% due 12/15/42	100,000	78,863
3.875% due 02/15/21	65,000	68,659
5.250% due 09/15/39	25,000	26,691
5.375% due 04/01/56	50,000	51,319
6.750% due 11/01/25	150,000	190,003
7.125% due 05/01/30	50,000	65,393

Total U.S. Government Agency Issues (Cost $26,565,369)		26,417,617

U.S. TREASURY OBLIGATIONS - 35.5%

U.S. Treasury Bonds - 4.7%

2.750% due 08/15/42	1,450,000	1,144,594
2.750% due 11/15/42	1,850,000	1,456,875
2.875% due 05/15/43	1,800,000	1,453,079
3.000% due 05/15/42	1,075,000	897,960
3.125% due 11/15/41	975,000	838,957
3.125% due 02/15/42	900,000	773,015
3.125% due 02/15/43	1,325,000	1,129,976
3.500% due 02/15/39	300,000	281,531
3.625% due 08/15/43	1,525,000	1,434,572
3.750% due 08/15/41	1,300,000	1,262,625
3.750% due 11/15/43	500,000	481,367
3.875% due 08/15/40	600,000	598,031
4.250% due 05/15/39	450,000	478,265
4.250% due 11/15/40	750,000	795,234
4.375% due 02/15/38	150,000	162,703
4.375% due 11/15/39	525,000	568,641
4.375% due 05/15/40	1,025,000	1,109,722
4.375% due 05/15/41	775,000	837,969
4.500% due 02/15/36	1,750,000	1,941,406
4.500% due 05/15/38	200,000	221,031
4.500% due 08/15/39	700,000	773,282
4.625% due 02/15/40	625,000	703,369
4.750% due 02/15/41	500,000	573,281
5.000% due 05/15/37	50,000	59,305
5.250% due 11/15/28	300,000	360,422
5.375% due 02/15/31	1,100,000	1,344,922
5.500% due 08/15/28	200,000	246,031
6.125% due 11/15/27	250,000	324,629
6.125% due 08/15/29	50,000	65,531
6.250% due 08/15/23	500,000	641,504
6.250% due 05/15/30	1,550,000	2,065,617
6.375% due 08/15/27	145,000	192,159
6.500% due 11/15/26	100,000	133,328
6.625% due 02/15/27	100,000	134,859
6.750% due 08/15/26	100,000	135,797
6.875% due 08/15/25	350,000	475,754
7.250% due 05/15/16	250,000	289,610
7.250% due 08/15/22	200,000	269,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
7.500% due 11/15/16	$500,000	$596,094
7.500% due 11/15/24	100,000	141,070
7.625% due 11/15/22	500,000	692,188
7.625% due 02/15/25	150,000	213,984
8.000% due 11/15/21	150,000	208,184
8.125% due 08/15/19	200,000	266,359
8.125% due 08/15/21	200,000	278,008
8.750% due 05/15/17	200,000	251,461
8.750% due 05/15/20	100,000	139,484
8.750% due 08/15/20	50,000	70,133
8.875% due 02/15/19	250,000	337,891
9.125% due 05/15/18	100,000	132,680
9.250% due 02/15/16	100,000	118,625
11.250% due 02/15/15	350,000	393,313

		30,496,396

U.S. Treasury Notes - 30.8%

0.125% due 04/30/15	7,000,000	6,992,069
0.250% due 01/15/15	2,750,000	2,752,469
0.250% due 02/15/15	1,250,000	1,250,976
0.250% due 05/31/15	1,000,000	1,000,527
0.250% due 07/15/15	750,000	750,059
0.250% due 07/31/15	1,500,000	1,500,000
0.250% due 08/15/15	2,500,000	2,499,220
0.250% due 09/15/15	1,000,000	999,219
0.250% due 10/15/15	2,000,000	1,997,500
0.250% due 12/15/15	1,700,000	1,696,348
0.250% due 04/15/16	2,000,000	1,989,532
0.375% due 03/15/15	1,500,000	1,503,222
0.375% due 04/15/15	1,250,000	1,252,930
0.375% due 06/15/15	2,000,000	2,004,376
0.375% due 06/30/15	2,000,000	2,004,296
0.375% due 01/15/16	4,700,000	4,698,534
0.375% due 02/15/16	3,050,000	3,047,618
0.375% due 03/15/16	2,650,000	2,646,171
0.500% due 06/15/16	500,000	499,512
0.500% due 07/31/17	500,000	489,414
0.625% due 05/31/17	800,000	789,625
0.625% due 08/31/17	500,000	490,625
0.625% due 09/30/17	2,000,000	1,958,282
0.625% due 11/30/17	1,000,000	974,805
0.625% due 04/30/18	1,000,000	964,180
0.750% due 12/31/17	1,250,000	1,222,070
0.750% due 02/28/18	5,500,000	5,353,689
0.875% due 11/30/16	1,150,000	1,153,773
0.875% due 12/31/16	2,750,000	2,756,446
0.875% due 01/31/17	1,500,000	1,501,641
0.875% due 02/28/17	500,000	499,922
0.875% due 04/30/17	3,500,000	3,489,608
0.875% due 01/31/18	1,000,000	980,703
0.875% due 07/31/19	500,000	470,547
1.000% due 08/31/16	350,000	353,281
1.000% due 09/30/16	400,000	403,469
1.000% due 10/31/16	1,000,000	1,007,656
1.000% due 05/31/18	1,600,000	1,564,626
1.000% due 09/30/19	500,000	471,641
1.125% due 12/31/19	500,000	471,895
1.250% due 08/31/15	350,000	355,606
1.250% due 09/30/15	800,000	813,062
1.250% due 10/31/15	3,500,000	3,558,310
1.250% due 01/31/19	2,725,000	2,656,450
1.250% due 10/31/19	750,000	716,836
1.250% due 02/29/20	3,000,000	2,837,343
1.375% due 11/30/15	1,000,000	1,019,473
1.375% due 06/30/18	1,000,000	992,148
1.375% due 07/31/18	2,000,000	1,981,172
1.375% due 09/30/18	2,600,000	2,566,993
1.375% due 11/30/18	1,500,000	1,476,913
1.375% due 12/31/18	650,000	638,879
1.375% due 02/28/19	1,250,000	1,223,633

	Principal Amount	Value
1.375% due 01/31/20	$3,000,000	$2,866,875
1.500% due 06/30/16	2,500,000	2,557,812
1.500% due 08/31/18	1,250,000	1,243,115
1.500% due 03/31/19	3,000,000	2,948,790
1.625% due 08/15/22	2,025,000	1,837,056
1.625% due 11/15/22	2,975,000	2,681,451
1.750% due 07/31/15	1,900,000	1,944,532
1.750% due 05/31/16	450,000	463,078
1.750% due 10/31/18	400,000	401,562
1.750% due 10/31/20	2,100,000	2,012,472
1.750% due 05/15/22	1,250,000	1,154,101
1.750% due 05/15/23	3,250,000	2,924,366
1.875% due 06/30/15	1,500,000	1,536,592
1.875% due 08/31/17	400,000	410,625
1.875% due 09/30/17	1,600,000	1,640,750
1.875% due 10/31/17	1,700,000	1,742,500
1.875% due 06/30/20	1,200,000	1,169,766
2.000% due 01/31/16	1,050,000	1,084,617
2.000% due 04/30/16	300,000	310,383
2.000% due 07/31/20	1,500,000	1,471,933
2.000% due 11/15/21	1,000,000	953,281
2.000% due 02/15/22	1,100,000	1,042,336
2.000% due 02/15/23	1,950,000	1,805,883
2.125% due 05/31/15	2,200,000	2,258,868
2.125% due 12/31/15	2,800,000	2,896,578
2.125% due 02/29/16	750,000	777,392
2.125% due 08/15/21	2,200,000	2,128,414
2.250% due 01/31/15	1,040,000	1,063,278
2.250% due 03/31/16	250,000	260,010
2.250% due 11/30/17	700,000	726,387
2.250% due 07/31/18	1,400,000	1,442,657
2.375% due 02/28/15	1,500,000	1,537,792
2.375% due 03/31/16	1,100,000	1,147,523
2.375% due 07/31/17	1,400,000	1,462,727
2.375% due 05/31/18	1,300,000	1,349,105
2.375% due 06/30/18	1,500,000	1,555,078
2.500% due 03/31/15	1,800,000	1,851,293
2.500% due 04/30/15	2,000,000	2,060,624
2.500% due 06/30/17	800,000	839,531
2.500% due 08/15/23	1,250,000	1,198,291
2.625% due 02/29/16	100,000	104,766
2.625% due 04/30/16	500,000	524,610
2.625% due 01/31/18	1,000,000	1,051,289
2.625% due 04/30/18	750,000	786,914
2.625% due 08/15/20	1,800,000	1,835,296
2.625% due 11/15/20	1,000,000	1,015,195
2.750% due 11/30/16	500,000	528,535
2.750% due 05/31/17	900,000	952,910
2.750% due 12/31/17	1,000,000	1,056,680
2.750% due 02/28/18	1,100,000	1,161,746
2.750% due 02/15/19	1,350,000	1,413,967
2.750% due 11/15/23	1,700,000	1,660,290
2.875% due 03/31/18	1,000,000	1,059,609
3.000% due 08/31/16	400,000	424,938
3.000% due 09/30/16	1,500,000	1,594,336
3.000% due 02/28/17	1,200,000	1,278,890
3.125% due 10/31/16	200,000	213,438
3.125% due 01/31/17	950,000	1,015,758
3.125% due 04/30/17	250,000	267,656
3.125% due 05/15/19	810,000	862,745
3.125% due 05/15/21	1,750,000	1,822,187
3.250% due 06/30/16	250,000	266,758
3.250% due 07/31/16	250,000	266,992
3.250% due 12/31/16	350,000	375,430
3.250% due 03/31/17	150,000	161,227
3.375% due 11/15/19	1,750,000	1,880,977
3.500% due 02/15/18	900,000	976,817
3.500% due 05/15/20	650,000	700,756
3.625% due 08/15/19	675,000	735,091
3.625% due 02/15/20	750,000	815,742

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
3.625% due 02/15/21	$1,000,000	$1,078,047
3.750% due 11/15/18	2,475,000	2,715,248
3.875% due 05/15/18	1,200,000	1,322,437
4.000% due 02/15/15	3,600,000	3,753,281
4.000% due 08/15/18	1,050,000	1,164,228
4.125% due 05/15/15	1,050,000	1,106,048
4.250% due 08/15/15	4,450,000	4,734,991
4.250% due 11/15/17	900,000	1,002,023
4.500% due 11/15/15	1,500,000	1,616,250
4.500% due 02/15/16	800,000	869,250
4.500% due 05/15/17	1,000,000	1,116,094
4.625% due 11/15/16	100,000	111,016
4.625% due 02/15/17	300,000	334,629
4.875% due 08/15/16	200,000	222,227
5.125% due 05/15/16	3,100,000	3,435,913

		201,441,945

Total U.S. Treasury Obligations (Cost $234,923,600)		231,938,341

FOREIGN GOVERNMENT BONDS & NOTES - 2.0%

Brazilian Government (Brazil) 2.625% due 01/05/23	250,000	215,625
4.250% due 01/07/25	200,000	190,750
5.625% due 01/07/41	25,000	24,375
7.125% due 01/20/37	200,000	230,000
8.000% due 01/15/18	125,000	139,063
8.250% due 01/20/34	100,000	128,250
8.750% due 02/04/25	81,000	108,338
8.875% due 10/14/19	100,000	130,250
10.125% due 05/15/27	52,000	76,960
Canada Government (Canada) 0.875% due 02/14/17	100,000	100,070
Chile Government (Chile) 2.250% due 10/30/22	150,000	133,875
China Development Bank Corp (China) 5.000% due 10/15/15	100,000	106,720
Colombia Government (Colombia)
2.625% due 03/15/23	200,000	175,800
4.375% due 07/12/21	100,000	103,500
6.125% due 01/18/41	100,000	107,750
7.375% due 01/27/17	400,000	464,600
7.375% due 03/18/19	100,000	120,800
Export Development Canada (Canada)
0.750% due 12/15/17	125,000	122,456
1.250% due 10/26/16	100,000	101,343
Hydro-Quebec (Canada)
2.000% due 06/30/16	100,000	102,736
8.400% due 01/15/22	100,000	130,717
Israel Government (Israel)
4.500% due 01/30/43	200,000	177,292
5.125% due 03/26/19	100,000	113,821
Israel Government AID Bond (Israel) 5.500% due 04/26/24	25,000	28,895
Italy Government (Italy)
4.500% due 01/21/15	2,000	2,076
5.250% due 09/20/16	450,000	487,762
5.375% due 06/15/33	100,000	104,120
6.875% due 09/27/23	150,000	179,308
Japan Bank for International Cooperation (Japan)
1.750% due 07/31/18	200,000	198,493
1.875% due 09/24/15	100,000	102,410
2.125% due 02/07/19	200,000	200,157
3.375% due 07/31/23	200,000	196,573
Japan Finance Organization for Municipalities (Japan) 5.000% due 05/16/17	100,000	112,284

	Principal Amount	Value
Mexico Government (Mexico)
3.625% due 03/15/22	$296,000	$296,740
4.000% due 10/02/23	150,000	148,687
4.750% due 03/08/44	264,000	239,250
5.625% due 01/15/17	100,000	112,000
5.750% due 10/12/10	34,000	31,620
5.950% due 03/19/19	250,000	289,375
6.750% due 09/27/34	225,000	266,625
Panama Government (Panama)
5.200% due 01/30/20	25,000	27,344
6.700% due 01/26/36	100,000	112,250
8.875% due 09/30/27	100,000	134,000
Peruvian Government (Peru)
7.125% due 03/30/19	200,000	242,750
8.750% due 11/21/33	100,000	142,750
Philippine Government (Philippines)
4.000% due 01/15/21	325,000	338,000
5.000% due 01/13/37	200,000	208,500
6.375% due 10/23/34	450,000	536,625
7.750% due 01/14/31	200,000	264,000
Poland Government (Poland)
3.000% due 03/17/23	150,000	136,950
6.375% due 07/15/19	200,000	234,250
Province of British Columbia (Canada)
1.200% due 04/25/17	100,000	100,540
2.000% due 10/23/22	100,000	89,792
2.650% due 09/22/21	100,000	97,657
Province of Manitoba (Canada)
1.750% due 05/30/19	100,000	97,904
2.625% due 07/15/15	100,000	103,412
Province of Nova Scotia (Canada) 2.375% due 07/21/15	100,000	102,848
Province of Ontario (Canada)
0.950% due 05/26/15	100,000	100,804
1.100% due 10/25/17	250,000	247,298
1.200% due 02/14/18	125,000	122,653
2.000% due 09/27/18	125,000	125,313
2.300% due 05/10/16	100,000	103,513
2.700% due 06/16/15	125,000	129,157
2.950% due 02/05/15	200,000	205,627
4.000% due 10/07/19	150,000	162,426
4.400% due 04/14/20	250,000	274,382
5.450% due 04/27/16	100,000	110,705
Province of Quebec (Canada)
2.625% due 02/13/23	50,000	45,944
2.750% due 08/25/21	100,000	96,504
3.500% due 07/29/20	100,000	103,837
5.125% due 11/14/16	100,000	111,717
7.500% due 07/15/23	100,000	127,650
7.500% due 09/15/29	75,000	99,218
Republic of Korea (South Korea) 7.125% due 04/16/19	100,000	122,085
South Africa Government (South Africa)
4.665% due 01/17/24	100,000	96,125
6.875% due 05/27/19	100,000	114,875
Turkey Government (Turkey)
4.875% due 04/16/43	200,000	154,100
6.750% due 04/03/18	350,000	380,975
6.875% due 03/17/36	200,000	196,950
7.000% due 06/05/20	100,000	109,400
7.375% due 02/05/25	400,000	432,800
Uruguay Government (Uruguay) 4.125% due 11/20/45	143,467	111,546

Total Foreign Government Bonds & Notes (Cost $13,682,053)		13,156,642

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
MUNICIPAL BONDS - 0.7%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	$25,000	$27,060
8.084% due 02/15/50	300,000	396,030
Bay Area Toll Authority CA 6.263% due 04/01/49	25,000	30,008
7.043% due 04/01/50	50,000	61,729
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	27,037
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	112,318
City of New York NY 5.517% due 10/01/37	40,000	41,870
City of New York NY ‘D’ 5.985% due 12/01/36	100,000	111,013
City of San Francisco CA Public Utilities Commission Water Revenue 6.000% due 11/01/40	25,000	28,517
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	104,525
5.456% due 12/01/39	25,000	26,782
County of Clark Airport System Revenue NV ‘C’ 6.820% due 07/01/45	125,000	152,497
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	55,669
Denver City & County School District No. 1 CO ‘C’ 5.664% due 12/01/33	100,000	108,247
Government Development Bank for Puerto Rico ‘A’ 3.448% due 02/01/15	100,000	89,859
Illinois State Toll Highway Authority ‘B’ 5.851% due 12/01/34	25,000	26,925
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	123,014
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	26,672
6.668% due 11/15/39	55,000	64,370
Municipal Electric Authority GA
6.637% due 04/01/57	25,000	26,304
6.655% due 04/01/57	100,000	104,590
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	150,925
New Jersey State Turnpike Authority 7.102% due 01/01/41	100,000	127,444
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	150,000	159,898
New York City Transitional Finance Authority 5.572% due 11/01/38	30,000	32,986
New York City Water & Sewer System
5.952% due 06/15/42	50,000	57,450
6.011% due 06/15/42	10,000	11,580
New York State Urban Development Corp 5.770% due 03/15/39	25,000	27,378
Orange County Local Transportation Authority CA ‘A’ 6.908% due 02/15/41	100,000	120,583
Pennsylvania Turnpike Commission 6.105% due 12/01/39	25,000	28,168
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	78,732
Philadelphia Authority for Industrial Development PA 3.964% due 04/15/26	55,000	48,470

	Principal Amount	Value
Port Authority of New York & New Jersey
4.458% due 10/01/62	$100,000	$85,288
5.647% due 11/01/40	150,000	161,619
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	56,438
State Board of Administration Finance Corp ‘A’ 2.995% due 07/01/20	100,000	94,747
State of California
5.750% due 03/01/17	50,000	56,585
6.200% due 10/01/19	25,000	29,163
7.300% due 10/01/39	100,000	125,810
7.500% due 04/01/34	50,000	63,843
7.550% due 04/01/39	150,000	194,170
7.600% due 11/01/40	270,000	355,976
7.625% due 03/01/40	40,000	52,355
State of Connecticut 5.090% due 10/01/30	50,000	51,018
State of Connecticut Special Tax Revenue ‘B’ 5.459% due 11/01/30	50,000	53,075
State of Illinois
5.100% due 06/01/33	250,000	232,485
5.665% due 03/01/18	200,000	217,996
6.725% due 04/01/35	100,000	105,217
State of Texas 5.517% due 04/01/39	100,000	111,958
State of Utah ‘D’ 4.554% due 07/01/24	15,000	15,907
State of Washington ‘D’ 5.481% due 08/01/39	25,000	26,567
Texas State Transportation Commission 5.178% due 04/01/30	25,000	26,743
University of California 4.858% due 05/15/12	100,000	86,647

Total Municipal Bonds (Cost $4,865,331)		4,792,257

	Shares

SHORT-TERM INVESTMENT - 5.8%

Money Market Fund - 5.8%

Federated Prime Obligations Fund	37,633,094	37,633,094

Total Short-Term Investment (Cost $37,633,094)		37,633,094

TOTAL INVESTMENTS - 104.5% (Cost $690,273,560)		682,921,482

OTHER ASSETS & LIABILITIES, NET - (4.5%)		(29,529,624)

NET ASSETS - 100.0%		$653,391,858

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	35.5%
Mortgage-Backed Securities	31.3%
Corporate Bonds & Notes	24.8%
Short-Term Investment	5.8%
U.S. Government Agency Issues	4.0%
Others (each less than 3.0%)	3.1%

	104.5%
Other Assets & Liabilities, Net	(4.5%	)

	100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	3.2%
AA/U.S. Government & Agency Issues	74.1%
A	11.7%
BBB	9.8%
BB	0.1%
Not Rated	1.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$161,979,881	$-	$161,594,619	$385,262
	Mortgage-Backed Securities	204,254,126	-	204,254,126	-
	Asset-Backed Securities	2,749,524	-	2,749,524	-
	U.S. Government Agency Issues	26,417,617	-	26,417,617	-
	U.S. Treasury Obligations	231,938,341	-	231,938,341	-
	Foreign Government Bonds & Notes	13,156,642	-	13,156,642	-
	Municipal Bonds	4,792,257	-	4,792,257	-
	Short-Term Investment	37,633,094	37,633,094	-	-

	Total	$682,921,482	$37,633,094	$644,903,126	$385,262

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-20

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2013

	Principal Amount	Value
CORPORATE BONDS & NOTES - 97.7%

Consumer Discretionary - 19.1%

Affinion Group Inc 7.875% due 12/15/18	$100,000	$90,500
Allbritton Communications Co 8.000% due 05/15/18	25,000	26,563
Allison Transmission Inc 7.125% due 05/15/19 ~	50,000	54,125
Altegrity Inc 10.500% due 11/01/15 ~	50,000	44,875
AMC Entertainment Inc
8.750% due 06/01/19	100,000	107,375
9.750% due 12/01/20	50,000	57,438
AMC Networks Inc
4.750% due 12/15/22	68,000	65,110
7.750% due 07/15/21	100,000	113,000
American Axle & Manufacturing Inc 6.625% due 10/15/22	200,000	211,500
ARAMARK Corp 5.750% due 03/15/20 ~	114,000	119,700
Armored Autogroup Inc 9.250% due 11/01/18	25,000	24,188
AutoNation Inc 5.500% due 02/01/20	50,000	53,938
Beazer Homes USA Inc
8.125% due 06/15/16	150,000	168,000
9.125% due 05/15/19	50,000	53,750
Belo Corp 8.000% due 11/15/16	25,000	26,125
Best Buy Co Inc
5.000% due 08/01/18	48,000	50,520
5.500% due 03/15/21	100,000	101,250
Boyd Gaming Corp 9.125% due 12/01/18	100,000	109,250
Brookfield Residential Properties Inc (Canada)
6.125% due 07/01/22 ~	100,000	101,000
6.500% due 12/15/20 ~	140,000	145,950
Burger King Corp 9.875% due 10/15/18	150,000	167,250
Burlington Coat Factory Warehouse Corp 10.000% due 02/15/19	100,000	113,125
Cablevision Systems Corp
5.875% due 09/15/22	100,000	96,250
7.750% due 04/15/18	100,000	112,000
8.000% due 04/15/20	100,000	112,250
Caesars Entertainment Operating Co Inc
5.625% due 06/01/15	100,000	99,750
6.500% due 06/01/16	100,000	77,000
8.500% due 02/15/20	100,000	96,562
9.000% due 02/15/20	350,000	342,125
10.000% due 12/15/18	450,000	221,750
10.750% due 02/01/16	50,000	40,750
11.250% due 06/01/17	200,000	204,000
12.750% due 04/15/18	150,000	86,250
Caesars Entertainment Resort Properties LLC 11.000% due 10/01/21 ~	100,000	103,000
Carlson Wagonlit BV (Netherlands) 6.875% due 06/15/19 ~	200,000	208,500
Carrols Restaurant Group Inc 11.250% due 05/15/18	100,000	114,000
CCO Holdings LLC
5.125% due 02/15/23	125,000	116,562
5.250% due 03/15/21 ~	250,000	240,000
5.250% due 09/30/22	100,000	93,875
5.750% due 01/15/24	100,000	94,750
6.500% due 04/30/21	100,000	103,250

	Principal Amount	Value
7.000% due 01/15/19	$200,000	$211,250
7.375% due 06/01/20	50,000	54,375
8.125% due 04/30/20	106,000	115,540
Cedar Fair LP 5.250% due 03/15/21	150,000	148,875
Centex Corp 6.500% due 05/01/16	50,000	55,438
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	144,000	135,720
6.375% due 09/15/20 ~	117,000	120,510
CHC Helicopter SA (Luxembourg)
9.250% due 10/15/20	100,000	108,250
9.375% due 06/01/21	100,000	103,000
Chinos Intermediate Holdings A Inc 7.750% PIK due 05/01/19 ~	221,000	226,525
Choice Hotels International Inc 5.750% due 07/01/22	50,000	52,438
Chrysler Group LLC 8.250% due 06/15/21	340,000	388,450
Cinemark USA Inc 4.875% due 06/01/23	125,000	118,125
Claire’s Stores Inc
8.875% due 03/15/19	50,000	51,750
9.000% due 03/15/19 ~	150,000	163,500
Clear Channel Communications Inc
5.500% due 12/15/16	100,000	88,500
9.000% due 12/15/19	200,000	205,000
9.000% due 03/01/21	150,000	152,250
11.250% due 03/01/21	100,000	108,000
14.000% PIK due 02/01/21 ~	110,000	100,375
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	257,000	263,101
7.625% due 03/15/20	200,000	211,250
Cooper-Standard Automotive Inc 8.500% due 05/01/18	25,000	26,594
CST Brands Inc 5.000% due 05/01/23	150,000	145,500
Cumulus Media Holdings Inc 7.750% due 05/01/19	100,000	106,000
Dana Holding Corp
5.375% due 09/15/21	150,000	151,312
6.500% due 02/15/19	50,000	53,375
DineEquity Inc 9.500% due 10/30/18	50,000	55,750
DISH DBS Corp
4.250% due 04/01/18	167,000	170,757
4.625% due 07/15/17	150,000	157,500
5.000% due 03/15/23	239,000	224,062
5.125% due 05/01/20	100,000	100,500
5.875% due 07/15/22	200,000	201,000
6.750% due 06/01/21	150,000	159,750
7.125% due 02/01/16	200,000	222,000
DR Horton Inc
4.750% due 02/15/23	100,000	95,375
5.250% due 02/15/15	150,000	156,375
Easton-Bell Sports Inc 9.750% due 12/01/16	10,000	10,488
Euramax International Inc 9.500% due 04/01/16	100,000	100,750
Gannett Co Inc
5.125% due 07/15/20 ~	88,000	89,540
6.375% due 09/01/15	50,000	53,875
6.375% due 10/15/23 ~	150,000	155,625
General Motors Co
3.500% due 10/02/18 ~	108,000	110,970
4.875% due 10/02/23 ~	183,000	186,202
6.250% due 10/02/43 ~	197,000	205,619
GLP Capital LP
4.375% due 11/01/18 ~	111,000	113,775
4.875% due 11/01/20 ~	122,000	122,305
5.375% due 11/01/23 ~	26,000	25,675

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-21

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Gray Television Inc 7.500% due 10/01/20	$100,000	$106,750
Hilton Worldwide Finance LLC 5.625% due 10/15/21 ~	163,000	169,418
Icahn Enterprises LP
6.000% due 08/01/20 ~	90,000	93,150
7.750% due 01/15/16	50,000	51,063
8.000% due 01/15/18	285,000	297,112
Interactive Data Corp 10.250% due 08/01/18	60,000	66,075
Isle of Capri Casinos Inc 7.750% due 03/15/19	50,000	54,375
Jaguar Land Rover Automotive PLC (United Kingdom) 7.750% due 05/15/18 ~	150,000	162,187
Jarden Corp 7.500% due 05/01/17	75,000	87,187
JC Penney Co Inc
5.650% due 06/01/20	150,000	118,875
6.375% due 10/15/36	51,000	38,378
7.400% due 04/01/37	63,000	47,250
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	50,000	52,563
Jones Group Inc 6.125% due 11/15/34	100,000	85,375
K Hovnanian Enterprises Inc 9.125% due 11/15/20 ~	100,000	110,250
KB Home
6.250% due 06/15/15	13,000	13,813
7.000% due 12/15/21	100,000	104,500
8.000% due 03/15/20	100,000	111,000
L Brands Inc
5.625% due 02/15/22	50,000	51,375
5.625% due 10/15/23	100,000	102,000
6.625% due 04/01/21	150,000	165,375
6.900% due 07/15/17	50,000	57,750
8.500% due 06/15/19	100,000	120,500
Lamar Media Corp
5.000% due 05/01/23	100,000	95,500
7.875% due 04/15/18	130,000	137,637
Landry’s Inc 9.375% due 05/01/20 ~	217,000	237,615
Laureate Education Inc 9.250% due 09/01/19 ~	113,000	123,452
Lear Corp
4.750% due 01/15/23 ~	100,000	94,250
7.875% due 03/15/18	40,000	42,100
Lennar Corp
4.750% due 12/15/17	100,000	105,250
4.750% due 11/15/22	100,000	93,250
5.600% due 05/31/15	100,000	105,500
Levi Strauss & Co 7.625% due 05/15/20	100,000	110,250
Libbey Glass Inc 6.875% due 05/15/20	90,000	97,650
Liberty Interactive LLC 8.250% due 02/01/30	100,000	107,000
LIN Television Corp 8.375% due 04/15/18	50,000	53,000
LKQ Corp 4.750% due 05/15/23 ~	100,000	93,250
McGraw-Hill Global Education Holdings LLC 9.750% due 04/01/21 ~	100,000	111,000
MDC Partners Inc (Canada) 6.750% due 04/01/20 ~	62,000	65,178
Mediacom Broadband LLC 6.375% due 04/01/23	100,000	102,750
Mediacom LLC 9.125% due 08/15/19	50,000	54,313

	Principal Amount	Value
MGM Resorts International
6.625% due 12/15/21	$119,000	$125,991
6.750% due 10/01/20	200,000	214,500
7.625% due 01/15/17	100,000	114,250
7.750% due 03/15/22	100,000	112,250
8.625% due 02/01/19	150,000	176,625
10.000% due 11/01/16	150,000	180,750
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	156,000	163,020
Michaels Stores Inc 7.750% due 11/01/18	100,000	109,000
Mohegan Tribal Gaming Authority 9.750% due 09/01/21 ~	80,000	86,600
Nara Cable Funding Ltd (Ireland) 8.875% due 12/01/18 ~	200,000	216,000
National CineMedia LLC 6.000% due 04/15/22	100,000	103,750
Neiman Marcus Group Ltd Inc
8.000% due 10/15/21 ~	127,000	133,350
8.750% PIK due 10/15/21 ~	114,000	119,985
Netflix Inc 5.375% due 02/01/21 ~	99,000	100,732
New Academy Finance Co LLC 8.000% PIK due 06/15/18 ~	100,000	103,001
Nexstar Broadcasting Inc 6.875% due 11/15/20	154,000	165,550
Nord Anglia Education UK Holdings PLC (United Kingdom) 10.250% due 04/01/17 ~	200,000	220,500
Party City Holdings Inc 8.875% due 08/01/20	125,000	140,625
Penske Automotive Group Inc 5.750% due 10/01/22	100,000	102,750
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	50,000	53,875
Petco Holdings Inc 8.500% PIK due 10/15/17 ~	100,000	102,500
Pinnacle Entertainment Inc
7.500% due 04/15/21	70,000	76,300
7.750% due 04/01/22	100,000	109,500
Pittsburgh Glass Works LLC 8.000% due 11/15/18 ~	141,000	149,107
PNK Finance Corp 6.375% due 08/01/21 ~	113,000	116,107
ProQuest LLC 9.000% due 10/15/18 ~	50,000	52,000
PulteGroup Inc 6.000% due 02/15/35	100,000	85,250
PVH Corp
4.500% due 12/15/22	56,000	53,340
7.375% due 05/15/20	50,000	55,313
Quebecor Media Inc (Canada)
5.750% due 01/15/23	100,000	97,250
7.750% due 03/15/16	54,000	54,810
Radio One Inc 12.500% due 05/24/16	53,451	53,718
Regal Entertainment Group
5.750% due 02/01/25	100,000	94,750
9.125% due 08/15/18	30,000	32,700
Rent-A-Center Inc 6.625% due 11/15/20	100,000	106,500
Royal Caribbean Cruises Ltd (Liberia)
5.250% due 11/15/22	144,000	144,720
7.250% due 06/15/16	50,000	56,375
RSI Home Products Inc 6.875% due 03/01/18 ~	96,000	101,040
Sabre Holdings Corp 8.350% due 03/15/16	50,000	56,000
Sabre Inc 8.500% due 05/15/19 ~	100,000	111,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-22

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Sally Holdings LLC
5.750% due 06/01/22	$50,000	$52,250
6.875% due 11/15/19	100,000	111,000
Scientific Games Corp 8.125% due 09/15/18	100,000	107,750
Sears Holdings Corp 6.625% due 10/15/18	100,000	91,000
Seneca Gaming Corp 8.250% due 12/01/18 ~	100,000	108,000
Serta Simmons Holdings LLC 8.125% due 10/01/20 ~	100,000	109,250
Service Corp International 4.500% due 11/15/20	200,000	194,000
ServiceMaster Co
7.000% due 08/15/20	78,000	77,708
8.000% due 02/15/20	100,000	102,500
Shea Homes LP 8.625% due 05/15/19	100,000	111,250
Sinclair Television Group Inc
5.375% due 04/01/21	100,000	99,000
6.125% due 10/01/22	100,000	101,500
Sirius XM Holdings Inc
4.250% due 05/15/20 ~	80,000	75,800
4.625% due 05/15/23 ~	80,000	72,600
5.250% due 08/15/22 ~	100,000	101,500
5.750% due 08/01/21 ~	100,000	101,500
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	74,000	72,520
Spanish Broadcasting System Inc 12.500% due 04/15/17 ~	100,000	109,500
Standard Pacific Corp 8.375% due 05/15/18	150,000	177,000
Starz LLC 5.000% due 09/15/19	100,000	102,750
Station Casinos LLC 7.500% due 03/01/21	150,000	160,500
Taylor Morrison Communities Inc
5.250% due 04/15/21 ~	100,000	97,500
7.750% due 04/15/20 ~	36,000	39,780
Tenneco Inc 6.875% due 12/15/20	100,000	109,750
The Goodyear Tire & Rubber Co
6.500% due 03/01/21	54,000	57,510
7.000% due 05/15/22	100,000	108,125
8.250% due 08/15/20	100,000	112,250
The Gymboree Corp 9.125% due 12/01/18	50,000	46,313
The McClatchy Co 9.000% due 12/15/22	196,000	216,580
The Ryland Group Inc 6.625% due 05/01/20	100,000	106,250
Toll Brothers Finance Corp
4.375% due 04/15/23	100,000	93,250
8.910% due 10/15/17	100,000	121,250
Toys R Us Inc
7.375% due 09/01/16 ~	100,000	92,500
10.375% due 08/15/17	100,000	86,250
Toys R Us Property Co II LLC 8.500% due 12/01/17	25,000	25,875
Unitymedia Hessen GmbH & Co KG (Germany) 5.500% due 01/15/23 ~	200,000	195,000
Univision Communications Inc
5.125% due 05/15/23 ~	100,000	100,375
6.750% due 09/15/22 ~	100,000	110,000
6.875% due 05/15/19 ~	150,000	161,062
7.875% due 11/01/20 ~	100,000	110,375
8.500% due 05/15/21 ~	50,000	55,250
Videotron Ltd (Canada) 5.000% due 07/15/22	200,000	196,500

	Principal Amount	Value
Virgin Media Finance PLC (United Kingdom) 6.375% due 04/15/23 ~	$200,000	$204,500
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	300,000	301,500
Visant Corp 10.000% due 10/01/17	20,000	19,500
Visteon Corp 6.750% due 04/15/19	80,000	85,400
VWR Funding Inc 7.250% due 09/15/17	150,000	161,625
WideOpenWest Finance LLC 10.250% due 07/15/19	82,000	91,430
WMG Acquisition Corp 11.500% due 10/01/18	100,000	115,500
Wynn Las Vegas LLC
4.250% due 05/30/23 ~	100,000	93,875
5.375% due 03/15/22	100,000	101,500
7.750% due 08/15/20	180,000	202,950

		25,355,480

Consumer Staples - 4.6%

Alliance One International Inc 9.875% due 07/15/21	300,000	282,750
B&G Foods Inc 4.625% due 06/01/21	113,000	108,762
BI-LO LLC 8.625% PIK due 09/15/18 ~	250,000	262,500
Bumble Bee Holdings Inc 9.000% due 12/15/17 ~	22,000	24,200
C&S Group Enterprises LLC 8.375% due 05/01/17 ~	80,000	85,200
Central Garden & Pet Co 8.250% due 03/01/18	50,000	48,875
Chiquita Brands International Inc 7.875% due 02/01/21 ~	100,000	108,500
Constellation Brands Inc
3.750% due 05/01/21	64,000	60,320
4.250% due 05/01/23	125,000	116,875
6.000% due 05/01/22	100,000	107,250
7.250% due 05/15/17	100,000	116,750
Darling Escrow Corp 5.375% due 01/15/22 ~	53,000	53,464
Del Monte Corp 7.625% due 02/15/19	100,000	104,125
First Quality Finance Co Inc 4.625% due 05/15/21 ~	145,000	138,475
Harbinger Group Inc 7.875% due 07/15/19 ~	120,000	129,450
Hawk Acquisition Sub Inc 4.250% due 10/15/20 ~	455,000	441,350
Ingles Markets Inc 5.750% due 06/15/23	100,000	98,500
Innovation Ventures LLC 9.500% due 08/15/19 ~	100,000	97,500
JBS USA LLC 8.250% due 02/01/20 ~	150,000	163,500
Michael Foods Group Inc 9.750% due 07/15/18	50,000	54,625
NBTY Inc 9.000% due 10/01/18	100,000	110,125
New Albertsons Inc
7.450% due 08/01/29	200,000	165,000
7.750% due 06/15/26	100,000	81,500
Pilgrim’s Pride Corp 7.875% due 12/15/18	100,000	109,500
Post Holdings Inc
6.750% due 12/01/21 ~	70,000	72,625
7.375% due 02/15/22	150,000	161,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-23

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Revlon Consumer Products Corp 5.750% due 02/15/21	$100,000	$99,125
Reynolds Group Issuer Inc
5.750% due 10/15/20	335,000	343,375
6.875% due 02/15/21	150,000	162,375
7.875% due 08/15/19	200,000	222,000
8.250% due 02/15/21	100,000	107,250
8.500% due 05/15/18	100,000	106,000
9.000% due 04/15/19	100,000	107,750
9.875% due 08/15/19	200,000	223,500
Rite Aid Corp
6.750% due 06/15/21	100,000	105,375
8.000% due 08/15/20	50,000	56,500
9.250% due 03/15/20	100,000	115,250
Smithfield Foods Inc
6.625% due 08/15/22	100,000	106,500
7.750% due 07/01/17	50,000	58,875
Spectrum Brands Escrow Corp 6.375% due 11/15/20 ~	100,000	107,000
Stater Bros Holdings Inc 7.375% due 11/15/18	50,000	53,125
Sun Merger Sub Inc 5.250% due 08/01/18 ~	59,000	61,950
SUPERVALU Inc 8.000% due 05/01/16	100,000	111,125
The Pantry Inc 8.375% due 08/01/20	100,000	106,750
The Sun Products Corp 7.750% due 03/15/21 ~	100,000	88,500
Tops Holding Corp 8.875% due 12/15/17 ~	100,000	110,375
US Foods Inc 8.500% due 06/30/19	220,000	241,175
Wells Enterprises Inc 6.750% due 02/01/20 ~	100,000	101,750

		6,098,596

Energy - 14.2%

Access Midstream Partners LP
4.875% due 05/15/23	110,000	106,700
5.875% due 04/15/21	67,000	71,690
6.125% due 07/15/22	100,000	107,500
Alpha Natural Resources Inc
6.000% due 06/01/19	100,000	86,750
6.250% due 06/01/21	100,000	86,000
Antero Resources Finance Corp
5.375% due 11/01/21 ~	75,000	75,797
6.000% due 12/01/20	79,000	83,345
7.250% due 08/01/19	49,000	52,920
Arch Coal Inc
7.000% due 06/15/19	250,000	200,000
7.250% due 06/15/21	150,000	115,500
8.000% due 01/15/19 ~	64,000	64,000
Atlas Pipeline Partners LP
5.875% due 08/01/23 ~	95,000	90,962
6.625% due 10/01/20	100,000	105,000
Atwood Oceanics Inc 6.500% due 02/01/20	100,000	107,250
Basic Energy Services Inc 7.750% due 10/15/22	100,000	103,750
Berry Petroleum Co
6.375% due 09/15/22	90,000	92,025
6.750% due 11/01/20	50,000	52,125
Bill Barrett Corp 7.625% due 10/01/19	100,000	108,000
Bonanza Creek Energy Inc 6.750% due 04/15/21	200,000	210,500
BreitBurn Energy Partners LP 7.875% due 04/15/22	234,000	244,530

	Principal Amount	Value
Bristow Group Inc 6.250% due 10/15/22	$100,000	$105,945
Calfrac Holdings LP 7.500% due 12/01/20 ~	120,000	123,000
Calumet Specialty Products Partners LP 9.375% due 05/01/19	100,000	111,500
Carrizo Oil & Gas Inc 8.625% due 10/15/18	100,000	108,750
CGG (France) 9.500% due 05/15/16	100,000	105,750
Chaparral Energy Inc 9.875% due 10/01/20	100,000	113,500
Chesapeake Energy Corp
3.250% due 03/15/16	100,000	101,250
5.375% due 06/15/21	75,000	78,000
5.750% due 03/15/23	100,000	103,500
6.125% due 02/15/21	200,000	215,500
6.500% due 08/15/17	150,000	169,875
6.625% due 08/15/20	100,000	112,250
9.500% due 02/15/15	100,000	108,875
Chesapeake Oilfield Operating LLC 6.625% due 11/15/19	100,000	105,250
Cimarex Energy Co 5.875% due 05/01/22	100,000	106,500
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	25,000	26,156
Comstock Resources Inc 7.750% due 04/01/19	100,000	106,750
Concho Resources Inc
5.500% due 04/01/23	220,000	227,700
6.500% due 01/15/22	100,000	108,750
7.000% due 01/15/21	30,000	33,150
Connacher Oil & Gas Ltd (Canada) 8.500% due 08/01/19 ~	100,000	69,250
CONSOL Energy Inc
8.000% due 04/01/17	285,000	301,387
8.250% due 04/01/20	75,000	81,563
Crestwood Midstream Partners LP
6.000% due 12/15/20	27,000	27,945
6.125% due 03/01/22 ~	207,000	213,210
Crosstex Energy LP 8.875% due 02/15/18	105,000	110,512
CVR Refining LLC 6.500% due 11/01/22	100,000	98,750
Denbury Resources Inc
4.625% due 07/15/23	52,000	47,190
6.375% due 08/15/21	100,000	107,000
8.250% due 02/15/20	110,000	121,687
Drill Rigs Holdings Inc 6.500% due 10/01/17 ~	56,000	60,760
Eagle Rock Energy Partners LP 8.375% due 06/01/19	100,000	109,500
El Paso LLC
6.500% due 09/15/20	100,000	107,612
7.750% due 01/15/32	150,000	152,663
Enbridge Energy Partners LP 8.050% due 10/01/37 §	50,000	55,372
Endeavour International Corp 12.000% due 03/01/18	100,000	103,250
Energy Transfer Equity LP 7.500% due 10/15/20	145,000	163,487
Energy XXI Gulf Coast Inc
7.500% due 12/15/21 ~	140,000	146,650
9.250% due 12/15/17	100,000	111,750
EP Energy LLC
6.875% due 05/01/19	100,000	108,125
9.375% due 05/01/20	250,000	289,687
EPE Holdings LLC 8.875% PIK due 12/15/17 ~	108,916	112,456

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-24

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
EXCO Resources Inc 7.500% due 09/15/18	$35,000	$33,425
Expro Finance Luxembourg SCA (Luxembourg) 8.500% due 12/15/16 ~	150,000	157,125
Exterran Holdings Inc 7.250% due 12/01/18	50,000	53,063
Foresight Energy LLC 7.875% due 08/15/21 ~	83,000	85,698
Genesis Energy LP 5.750% due 02/15/21	100,000	101,625
Gibson Energy Inc (Canada) 6.750% due 07/15/21 ~	67,000	71,188
Halcon Resources Corp
8.875% due 05/15/21	66,000	66,990
9.250% due 02/15/22 ~	200,000	204,500
9.750% due 07/15/20	95,000	99,512
Harvest Operations Corp (Canada) 6.875% due 10/01/17	50,000	55,000
Hercules Offshore Inc 8.750% due 07/15/21 ~	150,000	168,000
Hiland Partners LP 7.250% due 10/01/20 ~	195,000	210,112
Hilcorp Energy I LP 7.625% due 04/15/21 ~	100,000	109,000
Holly Energy Partners LP 6.500% due 03/01/20	100,000	105,000
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	98,500
Key Energy Services Inc 6.750% due 03/01/21	100,000	103,000
Kinder Morgan Finance Co LLC
5.700% due 01/05/16	150,000	161,862
6.000% due 01/15/18 ~	50,000	55,016
Kinder Morgan Inc
5.000% due 02/15/21 ~	71,000	70,204
5.625% due 11/15/23 ~	94,000	91,345
Kodiak Oil & Gas Corp (Canada) 8.125% due 12/01/19	100,000	111,500
Laredo Petroleum Inc
7.375% due 05/01/22	100,000	109,000
9.500% due 02/15/19	50,000	56,125
Lightstream Resources Ltd (Canada) 8.625% due 02/01/20 ~	100,000	101,500
Linn Energy LLC
6.500% due 05/15/19	100,000	102,500
7.000% due 11/01/19 ~	300,000	304,500
8.625% due 04/15/20	175,000	189,875
Magnum Hunter Resources Corp 9.750% due 05/15/20	100,000	108,500
MarkWest Energy Partners LP
4.500% due 07/15/23	195,000	183,787
6.250% due 06/15/22	65,000	69,063
6.500% due 08/15/21	97,000	104,760
Martin Midstream Partners LP 7.250% due 02/15/21	100,000	102,500
MEG Energy Corp (Canada)
6.500% due 03/15/21 ~	100,000	105,750
7.000% due 03/31/24 ~	150,000	152,250
Midstates Petroleum Co Inc
9.250% due 06/01/21	90,000	94,500
10.750% due 10/01/20	59,000	64,458
Milagro Oil & Gas Inc 10.500% due 05/15/16 Y	50,000	37,750
Murphy Oil USA Inc 6.000% due 08/15/23 ~	37,000	37,370
Newfield Exploration Co
5.625% due 07/01/24	56,000	56,000
5.750% due 01/30/22	100,000	103,500
6.875% due 02/01/20	200,000	215,250

	Principal Amount	Value
NGPL PipeCo LLC
7.119% due 12/15/17 ~	$100,000	$91,000
9.625% due 06/01/19 ~	150,000	147,375
Northern Oil & Gas Inc 8.000% due 06/01/20	60,000	63,150
NuStar Logistics LP
4.750% due 02/01/22	100,000	88,732
6.750% due 02/01/21	100,000	103,692
Oasis Petroleum Inc
6.500% due 11/01/21	100,000	107,500
6.875% due 03/15/22 ~	144,000	153,360
Offshore Group Investment Ltd (Cayman)
7.125% due 04/01/23	90,000	92,250
7.500% due 11/01/19	110,000	120,175
Oil States International Inc 6.500% due 06/01/19	100,000	106,875
Pacific Drilling SA (Luxembourg) 5.375% due 06/01/20 ~	113,000	114,130
Pacific Drilling V Ltd (United Kingdom) 7.250% due 12/01/17 ~	100,000	108,500
Parker Drilling Co 9.125% due 04/01/18	10,000	10,650
PBF Holding Co LLC 8.250% due 02/15/20	130,000	141,700
Peabody Energy Corp
6.000% due 11/15/18	100,000	107,000
6.250% due 11/15/21	250,000	253,750
7.375% due 11/01/16	100,000	113,000
Penn Virginia Corp 7.250% due 04/15/19	100,000	103,000
Precision Drilling Corp (Canada) 6.625% due 11/15/20	100,000	107,250
PVR Partners LP 8.375% due 06/01/20	79,000	87,493
QEP Resources Inc
5.250% due 05/01/23	109,000	102,732
6.875% due 03/01/21	50,000	53,875
Quicksilver Resources Inc 11.000% due 07/01/21 ~	150,000	163,500
Range Resources Corp
5.000% due 08/15/22	100,000	98,750
5.000% due 03/15/23	160,000	157,200
6.750% due 08/01/20	50,000	54,375
Regency Energy Partners LP
4.500% due 11/01/23	100,000	91,500
5.500% due 04/15/23	100,000	98,000
6.875% due 12/01/18	100,000	107,750
Rockies Express Pipeline LLC
3.900% due 04/15/15 ~	50,000	50,125
5.625% due 04/15/20 ~	100,000	89,250
6.000% due 01/15/19 ~	180,000	167,400
Rosetta Resources Inc
5.625% due 05/01/21	129,000	129,322
5.875% due 06/01/22	50,000	49,688
9.500% due 04/15/18	25,000	26,875
Sabine Pass Liquefaction LLC
5.625% due 02/01/21 ~	200,000	196,500
5.625% due 04/15/23 ~	100,000	94,000
6.250% due 03/15/22 ~	100,000	99,375
Sabine Pass LNG LP 7.500% due 11/30/16	200,000	227,000
Samson Investment Co 10.500% due 02/15/20 ~	235,000	257,325
Sanchez Energy Corp 7.750% due 06/15/21 ~	63,000	64,733
SandRidge Energy Inc
7.500% due 02/15/23	100,000	102,000
8.125% due 10/15/22	100,000	106,500
8.750% due 01/15/20	150,000	162,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-25

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Seadrill Ltd (Bermuda) 5.625% due 09/15/17 ~	$100,000	$104,000
SESI LLC
6.375% due 05/01/19	100,000	107,250
7.125% due 12/15/21	50,000	56,000
SM Energy Co
5.000% due 01/15/24 ~	100,000	95,750
6.500% due 01/01/23	100,000	105,375
Stone Energy Corp 7.500% due 11/15/22	200,000	210,000
Swift Energy Co 7.125% due 06/01/17	50,000	51,250
Targa Resources Partners LP
4.250% due 11/15/23 ~	100,000	90,000
5.250% due 05/01/23	77,000	74,979
7.875% due 10/15/18	100,000	108,000
Teekay Corp 8.500% due 01/15/20	25,000	27,156
Tervita Corp (Canada)
8.000% due 11/15/18 ~	33,000	34,238
10.875% due 02/15/18 ~	200,000	204,250
Tesoro Corp 9.750% due 06/01/19	100,000	108,750
Tesoro Logistics LP 6.125% due 10/15/21	70,000	72,450
Ultra Petroleum Corp (Canada) 5.750% due 12/15/18 ~	43,000	44,290
Unit Corp 6.625% due 05/15/21	100,000	106,000
Vanguard Natural Resources LLC 7.875% due 04/01/20	100,000	105,500
W&T Offshore Inc 8.500% due 06/15/19	100,000	106,250
Whiting Petroleum Corp
5.000% due 03/15/19	113,000	116,107
5.750% due 03/15/21	80,000	83,000
6.500% due 10/01/18	25,000	26,688
WPX Energy Inc 5.250% due 01/15/17	150,000	160,875

		18,815,594

Financials - 11.2%

Ally Financial Inc
2.750% due 01/30/17	100,000	100,625
3.125% due 01/15/16	100,000	102,456
3.500% due 07/18/16	100,000	103,428
4.625% due 06/26/15	200,000	208,651
4.750% due 09/10/18	100,000	105,000
5.500% due 02/15/17	150,000	163,125
7.500% due 09/15/20	200,000	233,750
8.000% due 12/31/18	100,000	118,500
8.000% due 03/15/20	250,000	300,937
8.000% due 11/01/31	275,000	330,187
8.300% due 02/12/15	175,000	188,562
CBRE Services Inc
5.000% due 03/15/23	100,000	96,625
6.625% due 10/15/20	100,000	107,500
CIT Group Inc
4.250% due 08/15/17	108,000	112,860
4.750% due 02/15/15 ~	250,000	259,687
5.000% due 08/15/22	100,000	97,916
5.000% due 08/01/23	100,000	96,750
5.250% due 03/15/18	150,000	161,437
5.375% due 05/15/20	200,000	213,500
6.625% due 04/01/18 ~	250,000	282,187
CNG Holdings Inc 9.375% due 05/15/20 ~	100,000	92,500

	Principal Amount	Value
CNH Capital LLC
3.250% due 02/01/17 ~	$62,000	$63,395
3.625% due 04/15/18	113,000	115,119
3.875% due 11/01/15	117,000	121,388
CNO Financial Group Inc 6.375% due 10/01/20 ~	100,000	107,000
Commerzbank AG (Germany) 8.125% due 09/19/23 ~	200,000	221,500
Credit Acceptance Corp 9.125% due 02/01/17	100,000	105,250
Crescent Resources LLC 10.250% due 08/15/17 ~	100,000	109,250
Denali Borrower LLC 5.625% due 10/15/20 ~	167,000	165,956
Dresdner Funding Trust I 8.151% due 06/30/31 ~	100,000	104,000
DuPont Fabros Technology LP 5.875% due 09/15/21	88,000	91,300
E*TRADE Financial Corp
6.000% due 11/15/17	60,000	64,050
6.375% due 11/15/19	100,000	107,875
Felcor Lodging LP
5.625% due 03/01/23	48,000	46,920
6.750% due 06/01/19	100,000	107,000
Fidelity & Guaranty Life Holdings Inc 6.375% due 04/01/21 ~	100,000	105,500
First Data Corp
6.750% due 11/01/20 ~	200,000	209,000
7.375% due 06/15/19 ~	100,000	107,000
8.250% due 01/15/21 ~	212,000	226,575
8.875% due 08/15/20 ~	100,000	111,125
10.625% due 06/15/21 ~	200,000	217,750
11.250% due 03/31/16	102,000	102,510
11.250% due 01/15/21 ~	200,000	221,750
11.750% due 08/15/21 ~	300,000	318,000
12.625% due 01/15/21	212,000	249,895
Gardner Denver Inc 6.875% due 08/15/21 ~	67,000	67,168
General Motors Financial Co Inc
2.750% due 05/15/16 ~	129,000	130,935
3.250% due 05/15/18 ~	95,000	95,238
4.250% due 05/15/23 ~	132,000	125,895
4.750% due 08/15/17 ~	67,000	71,439
6.750% due 06/01/18	50,000	57,250
Genworth Holdings Inc 6.150% due 11/15/66 §	50,000	44,438
Globe Luxembourg SCA (Luxembourg) 9.625% due 05/01/18 ~	200,000	208,220
Hockey Merger Sub 2 Inc 7.875% due 10/01/21 ~	118,000	121,835
ING Groep NV (Netherlands) 5.775% § ±	100,000	103,500
ING US Inc 5.650% due 05/15/53 §	100,000	97,275
iStar Financial Inc REIT
4.875% due 07/01/18	100,000	100,125
9.000% due 06/01/17	100,000	117,625
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	209,000
Liberty Mutual Group Inc
7.000% due 03/07/67 § ~	100,000	103,500
10.750% due 06/15/58 § ~	100,000	150,250
MPH Intermediate Holdings Co 8.375% PIK due 08/01/18 ~	80,000	83,500
MPT Operating Partnership LP REIT 6.375% due 02/15/22	100,000	104,000
National Money Mart Co (Canada) 10.375% due 12/15/16	150,000	152,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-26

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Nationstar Mortgage LLC
6.500% due 07/01/21	$75,000	$71,813
7.875% due 10/01/20	100,000	104,250
10.875% due 04/01/15	100,000	102,500
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	100,000	105,500
Nuveen Investments Inc 9.500% due 10/15/20 ~	143,000	144,073
Onex USI Acquisition Corp 7.750% due 01/15/21 ~	67,000	68,843
PHH Corp 6.375% due 08/15/21	100,000	100,500
Provident Funding Associates LP 6.750% due 06/15/21 ~	84,000	84,000
RBS Capital Trust II 6.425% § ±	100,000	93,500
Realogy Group LLC
3.375% due 05/01/16 ~	112,000	113,400
7.625% due 01/15/20 ~	100,000	112,750
Regions Bank 7.500% due 05/15/18	100,000	118,579
Regions Financial Corp 7.375% due 12/10/37	100,000	107,946
Resona Preferred Global Securities Ltd (Cayman) 7.191% PIK § ± ~	100,000	106,625
Royal Bank of Scotland Group PLC (United Kingdom)
6.000% due 12/19/23	250,000	252,092
6.100% due 06/10/23	200,000	201,683
6.125% due 12/15/22	270,000	276,498
7.640% § ±	100,000	98,500
7.648% § ±	50,000	52,750
Sabra Health Care LP REIT 5.375% due 06/01/23	100,000	97,625
SL Green Realty Corp REIT 5.000% due 08/15/18	100,000	106,673
SLM Corp
3.875% due 09/10/15	150,000	155,812
5.500% due 01/15/19	100,000	103,836
5.500% due 01/25/23	100,000	94,836
5.625% due 08/01/33	200,000	166,750
6.250% due 01/25/16	250,000	270,937
8.000% due 03/25/20	150,000	170,437
8.450% due 06/15/18	400,000	467,500
SMFG Preferred Capital USD 3 Ltd (Cayman) 9.500% § ± ~	175,000	217,219
Societe Generale SA (France) 7.875% § ± ~	250,000	253,125
Sophia Holding Finance LP 9.625% PIK due 12/01/18 ~	97,000	100,395
Speedy Cash Intermediate Holdings Corp 10.750% due 05/15/18 ~	100,000	105,750
Springleaf Finance Corp
5.400% due 12/01/15	100,000	104,250
6.900% due 12/15/17	350,000	384,300
7.750% due 10/01/21	25,000	27,125
Synovus Financial Corp 5.125% due 06/15/17	50,000	51,875
The Geo Group Inc 5.125% due 04/01/23	100,000	93,000
The Howard Hughes Corp 6.875% due 10/01/21 ~	150,000	156,750
TMX Finance LLC 8.500% due 09/15/18 ~	63,000	67,410
TransUnion LLC 11.375% due 06/15/18	150,000	164,250

	Principal Amount	Value
Walter Investment Management Corp 7.875% due 12/15/21 ~	$131,000	$133,293
XL Group PLC (Ireland) 6.500% § ±	100,000	98,875

		14,926,934

Health Care - 7.5%

Accellent Inc 10.000% due 11/01/17	100,000	103,750
Alere Inc 6.500% due 06/15/20	100,000	102,750
Aviv Healthcare Properties LP 6.000% due 10/15/21 ~	100,000	102,250
Biomet Inc
6.500% due 08/01/20	200,000	211,000
6.500% due 10/01/20	100,000	103,500
Capella Healthcare Inc 9.250% due 07/01/17	100,000	106,750
Catalent Pharma Solutions Inc 7.875% due 10/15/18	100,000	102,000
Centene Corp 5.750% due 06/01/17	25,000	26,688
CHS/Community Health Systems Inc
5.125% due 08/15/18	150,000	155,250
7.125% due 07/15/20	100,000	103,875
8.000% due 11/15/19	250,000	272,500
ConvaTec Healthcare E SA (Luxembourg) 10.500% due 12/15/18 ~	150,000	168,937
DaVita HealthCare Partners Inc
5.750% due 08/15/22	118,000	120,065
6.375% due 11/01/18	100,000	105,187
6.625% due 11/01/20	150,000	161,625
DJO Finance LLC 9.875% due 04/15/18	100,000	108,000
Endo Finance Co 5.750% due 01/15/22 ~	150,000	151,125
Endo Health Solutions Inc 7.000% due 07/15/19	95,000	102,125
Envision Healthcare Corp 8.125% due 06/01/19	65,000	70,769
ExamWorks Group Inc 9.000% due 07/15/19	100,000	108,750
Forest Laboratories Inc 5.000% due 12/15/21 ~	109,000	109,681
Fresenius Medical Care U.S. Finance Inc 5.750% due 02/15/21 ~	50,000	53,250
Fresenius Medical Care U.S. Finance II Inc
5.625% due 07/31/19 ~	100,000	108,500
5.875% due 01/31/22 ~	100,000	106,000
Grifols Inc 8.250% due 02/01/18	100,000	106,750
HCA Holdings Inc
6.250% due 02/15/21	100,000	104,875
7.750% due 05/15/21	250,000	273,750
HCA Inc
4.750% due 05/01/23	150,000	141,375
5.875% due 03/15/22	100,000	103,500
5.875% due 05/01/23	200,000	198,000
6.375% due 01/15/15	150,000	157,875
6.500% due 02/15/16	100,000	109,625
6.500% due 02/15/20	360,000	396,450
7.250% due 09/15/20	150,000	163,875
7.500% due 02/15/22	150,000	165,000
7.875% due 02/15/20	100,000	107,625
8.500% due 04/15/19	50,000	53,125
Health Management Associates Inc 7.375% due 01/15/20	100,000	112,375
Health Net Inc 6.375% due 06/01/17	100,000	108,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-27

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
HealthSouth Corp 7.750% due 09/15/22	$81,000	$89,100
Hologic Inc 6.250% due 08/01/20	159,000	168,540
Hospira Inc 6.050% due 03/30/17	100,000	110,383
IASIS Healthcare LLC 8.375% due 05/15/19	100,000	106,500
IMS Health Inc 12.500% due 03/01/18 ~	200,000	237,500
inVentiv Health Inc
9.000% due 01/15/18 ~	130,000	136,500
11.000% due 08/15/18 ~	50,000	44,375
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	50,000	53,125
Kindred Healthcare Inc 8.250% due 06/01/19	100,000	107,000
Kinetic Concepts Inc
10.500% due 11/01/18	200,000	231,000
12.500% due 11/01/19	100,000	113,500
LifePoint Hospitals Inc
5.500% due 12/01/21 ~	100,000	100,625
6.625% due 10/01/20	50,000	53,500
Mallinckrodt International Finance SA (Luxembourg)
3.500% due 04/15/18 ~	100,000	98,151
4.750% due 04/15/23 ~	100,000	92,324
MedAssets Inc 8.000% due 11/15/18	50,000	54,250
MultiPlan Inc 9.875% due 09/01/18 ~	25,000	27,625
Omnicare Inc 7.750% due 06/01/20	100,000	111,250
Par Pharmaceutical Cos Inc 7.375% due 10/15/20	100,000	103,875
Phibro Animal Health Corp 9.250% due 07/01/18 ~	25,000	26,750
Salix Pharmaceuticals Ltd 6.000% due 01/15/21 ~	94,000	96,585
Select Medical Corp 6.375% due 06/01/21	100,000	98,250
Tenet Healthcare Corp
4.375% due 10/01/21	167,000	157,815
4.500% due 04/01/21	51,000	48,514
4.750% due 06/01/20	100,000	98,250
6.000% due 10/01/20 ~	118,000	123,384
6.250% due 11/01/18	140,000	155,575
6.750% due 02/01/20	100,000	102,875
8.000% due 08/01/20	100,000	108,875
8.125% due 04/01/22	211,000	227,880
United Surgical Partners International Inc 9.000% due 04/01/20	50,000	56,250
Universal Health Services Inc 7.000% due 10/01/18	65,000	69,712
Universal Hospital Services Inc 7.625% due 08/15/20	100,000	106,000
Valeant Pharmaceuticals International
6.375% due 10/15/20 ~	270,000	285,862
6.500% due 07/15/16 ~	51,000	52,658
6.750% due 10/01/17 ~	100,000	107,000
6.750% due 08/15/18 ~	342,000	377,482
7.000% due 10/01/20 ~	10,000	10,825
7.250% due 07/15/22 ~	100,000	108,125
Valeant Pharmaceuticals International Inc (Canada)
5.625% due 12/01/21 ~	100,000	100,750
7.500% due 07/15/21 ~	57,000	62,843
WellCare Health Plans Inc 5.750% due 11/15/20	120,000	123,300

		9,911,460

	Principal Amount	Value
Industrials - 12.4%

AAR Corp 7.250% due 01/15/22	$100,000	$107,500
Abengoa Finance SAU (Spain) 8.875% due 11/01/17 ~	100,000	108,000
ACCO Brands Corp 6.750% due 04/30/20	100,000	99,250
Accudyne Industries Borrower (Luxembourg) 7.750% due 12/15/20 ~	150,000	159,750
ADS Waste Holdings Inc 8.250% due 10/01/20	100,000	109,000
Aguila 3 SA (Luxembourg) 7.875% due 01/31/18 ~	150,000	159,750
Ahern Rentals Inc 9.500% due 06/15/18 ~	31,000	33,713
Air Canada (Canada) 6.750% due 10/01/19 ~	100,000	105,625
Air Medical Group Holdings Inc 9.250% due 11/01/18	90,000	97,650
Aircastle Ltd (Bermuda)
4.625% due 12/15/18	100,000	101,000
6.250% due 12/01/19	70,000	75,338
6.750% due 04/15/17	150,000	168,000
Algeco Scotsman Global Finance PLC (United Kingdom)
8.500% due 10/15/18 ~	100,000	108,750
10.750% due 10/15/19 ~	200,000	212,000
Alliant Techsystems Inc 6.875% due 09/15/20	100,000	108,375
American Builders & Contractors Supply Co Inc 5.625% due 04/15/21 ~	79,000	79,592
APX Group Inc
6.375% due 12/01/19	125,000	127,500
8.750% due 12/01/20	80,000	82,000
Ashtead Capital Inc 6.500% due 07/15/22 ~	200,000	214,250
Aviation Capital Group Corp
4.625% due 01/31/18 ~	100,000	103,574
6.750% due 04/06/21 ~	150,000	164,234
Avis Budget Car Rental LLC
5.500% due 04/01/23	83,000	80,821
8.250% due 01/15/19	100,000	109,500
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/17/16 ~	71,200	74,048
B/E Aerospace Inc
5.250% due 04/01/22	112,000	114,240
6.875% due 10/01/20	75,000	82,687
BC Mountain LLC 7.000% due 02/01/21 ~	100,000	101,500
Bombardier Inc (Canada)
4.250% due 01/15/16 ~	50,000	52,500
6.125% due 01/15/23 ~	200,000	199,500
7.750% due 03/15/20 ~	150,000	171,000
Brand Energy & Infrastructure Services Inc 8.500% due 12/01/21 ~	63,000	64,181
Building Materials Corp of America
6.750% due 05/01/21 ~	100,000	108,500
6.875% due 08/15/18 ~	100,000	106,750
BW Group Ltd (Bermuda) 6.625% due 06/28/17 ~	100,000	104,120
Case New Holland Inc 7.875% due 12/01/17	100,000	118,500
Cenveo Corp 8.875% due 02/01/18	100,000	100,500
Ceridian Corp
8.875% due 07/15/19 ~	100,000	115,500
11.250% due 11/15/15	100,000	101,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-28

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
CEVA Group PLC (United Kingdom) 8.375% due 12/01/17 ~	$100,000	$105,000
Chassix Inc 9.250% due 08/01/18 ~	80,000	85,600
Clean Harbors Inc
5.125% due 06/01/21	53,000	53,795
5.250% due 08/01/20	54,000	55,890
Colt Defense LLC 8.750% due 11/15/17	25,000	21,719
Covanta Holding Corp 6.375% due 10/01/22	100,000	103,064
CSC Holdings LLC
6.750% due 11/15/21	200,000	216,500
7.625% due 07/15/18	50,000	57,438
Deluxe Corp 7.000% due 03/15/19	100,000	107,500
DH Services SARL (Luxembourg) 7.750% due 12/15/20 ~	100,000	106,750
DigitalGlobe Inc 5.250% due 02/01/21 ~	97,000	95,060
DynCorp International Inc 10.375% due 07/01/17	50,000	51,375
EnergySolutions Inc 10.750% due 08/15/18	25,000	26,813
FGI Operating Co LLC 7.875% due 05/01/20	50,000	53,750
Florida East Coast Railway Corp 8.125% due 02/01/17	100,000	104,875
FTI Consulting Inc 6.750% due 10/01/20	50,000	54,250
GenCorp Inc 7.125% due 03/15/21	100,000	107,500
General Cable Corp 6.500% due 10/01/22 ~	75,000	73,875
Great Lakes Dredge & Dock Co 7.375% due 02/01/19	100,000	105,000
Griffon Corp 7.125% due 04/01/18	100,000	106,500
H&E Equipment Services Inc 7.000% due 09/01/22	145,000	158,775
HD Supply Inc
7.500% due 07/15/20	102,000	110,415
8.125% due 04/15/19	179,000	200,256
11.000% due 04/15/20	100,000	119,000
11.500% due 07/15/20	100,000	119,625
Huntington Ingalls Industries Inc
6.875% due 03/15/18	100,000	108,500
7.125% due 03/15/21	50,000	55,125
Interline Brands Inc 10.000% PIK due 11/15/18	100,000	109,750
International Lease Finance Corp
3.875% due 04/15/18	100,000	100,437
4.625% due 04/15/21	100,000	95,687
4.875% due 04/01/15	100,000	103,875
5.750% due 05/15/16	100,000	107,375
5.875% due 08/15/22	150,000	150,375
6.250% due 05/15/19	250,000	271,875
8.625% due 09/15/15	200,000	222,750
8.750% due 03/15/17	200,000	236,500
Iron Mountain Inc
5.750% due 08/15/24	178,000	165,985
6.000% due 08/15/23	96,000	98,880
8.375% due 08/15/21	44,000	47,630
Jeld-Wen Inc 12.250% due 10/15/17 ~	100,000	114,000
JMC Steel Group Inc 8.250% due 03/15/18 ~	50,000	50,625
Kratos Defense & Security Solutions Inc 10.000% due 06/01/17	100,000	108,375

	Principal Amount	Value
Marquette Transportation Co 10.875% due 01/15/17	$25,000	$26,500
Masco Corp
4.800% due 06/15/15	100,000	104,750
5.950% due 03/15/22	100,000	106,250
6.125% due 10/03/16	50,000	56,250
7.125% due 03/15/20	100,000	114,651
Meccanica Holdings USA Inc 6.250% due 01/15/40 ~	150,000	126,969
Memorial Production Partners LP 7.625% due 05/01/21	100,000	103,250
Meritor Inc 10.625% due 03/15/18	100,000	106,750
Michael Baker International LLC 8.250% due 10/15/18 ~	100,000	103,000
Monitronics International Inc 9.125% due 04/01/20	100,000	106,500
Mueller Water Products Inc 8.750% due 09/01/20	40,000	45,000
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	50,000	51,250
Navios Maritime Holdings Inc
7.375% due 01/15/22 ~	107,000	107,802
8.125% due 02/15/19	100,000	103,250
Navistar International Corp 8.250% due 11/01/21	203,000	211,120
NES Rentals Holdings Inc 7.875% due 05/01/18 ~	100,000	106,250
Nielsen Finance LLC
4.500% due 10/01/20	50,000	48,875
7.750% due 10/15/18	100,000	108,500
Nortek Inc 8.500% due 04/15/21	100,000	111,250
Oshkosh Corp 8.500% due 03/01/20	25,000	27,750
Ply Gem Industries Inc 8.250% due 02/15/18	89,000	95,230
Polypore International Inc 7.500% due 11/15/17	25,000	26,484
Rexel SA (France) 5.250% due 06/15/20 ~	200,000	202,000
RR Donnelley & Sons Co
6.125% due 01/15/17	9,000	9,855
7.000% due 02/15/22	100,000	108,000
7.250% due 05/15/18	32,000	36,480
8.250% due 03/15/19	200,000	230,000
Safway Group Holding LLC 7.000% due 05/15/18 ~	117,000	124,020
Schaeffler Finance BV (Netherlands)
4.750% due 05/15/21 ~	250,000	250,625
7.750% due 02/15/17 ~	100,000	114,000
Sensata Technologies BV (Netherlands)
4.875% due 10/15/23 ~	100,000	94,500
6.500% due 05/15/19 ~	60,000	64,650
Sequa Corp 7.000% due 12/15/17 ~	62,500	63,438
Severstal Columbus LLC 10.250% due 02/15/18	100,000	106,500
Spirit Aerosystems Inc 6.750% due 12/15/20	25,000	27,031
SPL Logistics Escrow LLC 8.875% due 08/01/20 ~	100,000	106,750
SPX Corp 6.875% due 09/01/17	100,000	113,500
Stackpole International Intermediate (Luxembourg) 7.750% due 10/15/21 ~	100,000	104,500
Swift Services Holdings Inc 10.000% due 11/15/18	50,000	55,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-29

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Terex Corp 6.000% due 05/15/21	$105,000	$109,069
The ADT Corp
2.250% due 07/15/17	100,000	98,451
3.500% due 07/15/22	200,000	174,146
4.875% due 07/15/42	100,000	75,266
6.250% due 10/15/21 ~	100,000	105,125
The Hertz Corp
5.875% due 10/15/20	200,000	208,250
6.750% due 04/15/19	200,000	216,500
7.500% due 10/15/18	50,000	54,125
The Manitowoc Co Inc
8.500% due 11/01/20	50,000	57,000
9.500% due 02/15/18	100,000	105,625
The Nielsen Co Luxembourg SARL (Luxembourg) 5.500% due 10/01/21 ~	138,000	140,415
TMS International Corp 7.625% due 10/15/21 ~	100,000	107,000
Tomkins LLC 9.000% due 10/01/18	40,000	44,000
TRAC Intermodal LLC 11.000% due 08/15/19	100,000	114,750
TransDigm Inc
5.500% due 10/15/20	100,000	98,250
7.500% due 07/15/21	67,000	72,360
7.750% due 12/15/18	150,000	161,625
Triumph Group Inc 8.625% due 07/15/18	50,000	54,250
UCI International Inc 8.625% due 02/15/19	50,000	50,250
United Airlines Inc 6.750% due 09/15/15 ~	100,000	103,625
United Airlines Pass-Through Trust ‘B’ 5.375% due 02/15/23	100,000	101,250
United Continental Holdings Inc 6.000% due 12/01/20	200,000	200,000
United Rentals North America Inc
7.625% due 04/15/22	220,000	245,575
8.250% due 02/01/21	100,000	113,250
8.375% due 09/15/20	100,000	112,000
9.250% due 12/15/19	100,000	112,000
US Airways Group Inc 6.125% due 06/01/18	186,000	188,325
USG Corp
8.375% due 10/15/18 ~	100,000	109,250
9.750% due 01/15/18	100,000	118,750
WESCO Distribution Inc 5.375% due 12/15/21 ~	75,000	75,188
West Corp 7.875% due 01/15/19	75,000	81,375
Western Express Inc 12.500% due 04/15/15 ~	25,000	16,000
WireCo WorldGroup Inc 9.500% due 05/15/17	100,000	104,125

		16,414,542

Information Technology - 5.2%

Activision Blizzard Inc
5.625% due 09/15/21 ~	163,000	169,112
6.125% due 09/15/23 ~	100,000	104,500
Advanced Micro Devices Inc
7.750% due 08/01/20	100,000	99,750
8.125% due 12/15/17	10,000	10,488
Alcatel-Lucent USA Inc
4.625% due 07/01/17 ~	48,000	48,300
6.450% due 03/15/29	100,000	89,000
6.750% due 11/15/20 ~	200,000	208,250
8.875% due 01/01/20 ~	200,000	224,000

	Principal Amount	Value
Alliance Data Systems Corp 5.250% due 12/01/17 ~	$100,000	$104,250
Amkor Technology Inc
6.375% due 10/01/22	100,000	103,250
6.625% due 06/01/21	50,000	52,125
7.375% due 05/01/18	25,000	26,500
Anixter Inc 5.950% due 03/01/15	100,000	105,000
Aspect Software Inc 10.625% due 05/15/17	100,000	101,250
Audatex North America Inc 6.000% due 06/15/21 ~	161,000	169,452
Belden Inc 5.500% due 09/01/22 ~	80,000	78,800
BMC Software Finance Inc 8.125% due 07/15/21 ~	240,000	248,400
CDW LLC 8.500% due 04/01/19	200,000	222,000
CommScope Holding Co Inc 6.625% PIK due 06/01/20 ~	90,000	94,050
CommScope Inc 8.250% due 01/15/19 ~	110,000	121,138
CoreLogic Inc 7.250% due 06/01/21	100,000	109,000
Dell Inc
4.625% due 04/01/21	100,000	90,250
5.400% due 09/10/40	100,000	67,750
5.650% due 04/15/18	250,000	256,562
EarthLink Holdings Corp 8.875% due 05/15/19	100,000	99,000
Emdeon Inc 11.000% due 12/31/19	100,000	116,250
Epicor Software Corp 8.625% due 05/01/19	100,000	109,000
Equinix Inc
4.875% due 04/01/20	76,000	76,000
5.375% due 04/01/23	133,000	130,672
7.000% due 07/15/21	100,000	109,625
Flextronics International Ltd (Singapore)
4.625% due 02/15/20	50,000	49,000
5.000% due 02/15/23	50,000	47,125
Freescale Semiconductor Inc
5.000% due 05/15/21 ~	100,000	97,500
6.000% due 01/15/22 ~	173,000	175,595
8.050% due 02/01/20	100,000	108,000
10.750% due 08/01/20	67,000	76,380
GXS Worldwide Inc 9.750% due 06/15/15	55,000	56,925
Healthcare Technology Intermediate Inc 7.375% PIK due 09/01/18 ~	47,000	49,115
IAC/InterActiveCorp
4.750% due 12/15/22	153,000	143,437
4.875% due 11/30/18 ~	85,000	87,338
iGATE Corp 9.000% due 05/01/16	100,000	106,750
Infor US Inc 9.375% due 04/01/19	164,000	185,320
Lender Processing Services Inc 5.750% due 04/15/23	100,000	104,000
NCR Corp
4.625% due 02/15/21	45,000	43,313
5.000% due 07/15/22	113,000	108,056
NCR Escrow Corp 6.375% due 12/15/23 ~	44,000	45,155
NeuStar Inc 4.500% due 01/15/23	100,000	90,750
Nokia OYJ (Finland)
5.375% due 05/15/19	100,000	104,250
6.625% due 05/15/39	150,000	148,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-30

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Nuance Communications Inc 5.375% due 08/15/20 ~	$120,000	$117,900
NXP BV (Netherlands)
3.500% due 09/15/16 ~	100,000	102,750
5.750% due 03/15/23 ~	200,000	204,000
Opal Acquisition Inc 8.875% due 12/15/21 ~	100,000	99,875
Sanmina Corp 7.000% due 05/15/19 ~	50,000	53,438
Sophia LP 9.750% due 01/15/19 ~	100,000	111,250
STATS ChipPAC Ltd (Singapore) 5.375% due 03/31/16 ~	100,000	103,500
SunGard Data Systems Inc
6.625% due 11/01/19	150,000	158,250
7.375% due 11/15/18	100,000	106,125
7.625% due 11/15/20	100,000	109,500
VeriSign Inc 4.625% due 05/01/23	100,000	96,000
ViaSat Inc 6.875% due 06/15/20	100,000	106,250
Viasystems Inc 7.875% due 05/01/19 ~	100,000	108,625

		6,847,321

Materials - 9.9%

Ainsworth Lumber Co Ltd (Canada) 7.500% due 12/15/17 ~	90,000	97,200
AK Steel Corp 7.625% due 05/15/20	100,000	100,250
Aleris International Inc 7.625% due 02/15/18	100,000	106,375
Alphabet Holding Co Inc 7.750% PIK due 11/01/17 ~	167,000	172,532
ArcelorMittal (Luxembourg)
4.250% due 02/25/15	250,000	257,500
4.250% due 08/05/15	100,000	103,875
5.000% due 02/25/17	300,000	323,250
6.750% due 02/25/22	200,000	218,500
7.500% due 10/15/39	250,000	246,875
10.350% due 06/01/19	300,000	381,000
Ardagh Packaging Finance PLC (Ireland)
7.000% due 11/15/20 ~	100,000	101,500
7.375% due 10/15/17 ~	350,000	377,750
9.125% due 10/15/20 ~	50,000	55,000
Ashland Inc
3.000% due 03/15/16	76,000	77,900
3.875% due 04/15/18	37,000	37,648
4.750% due 08/15/22	200,000	191,000
Associated Materials LLC 9.125% due 11/01/17	100,000	107,250
Ball Corp
4.000% due 11/15/23	171,000	153,900
5.000% due 03/15/22	100,000	99,500
7.375% due 09/01/19	100,000	108,500
Barminco Finance Property Ltd (Australia) 9.000% due 06/01/18 ~	100,000	92,500
Berry Plastics Corp 9.750% due 01/15/21	100,000	116,250
Beverage Packaging Holdings Luxembourg II SA (Luxembourg)
5.625% due 12/15/16 ~	115,000	117,587
6.000% due 06/15/17 ~	89,000	90,335
BOE Merger Corp 9.500% PIK due 11/01/17 ~	100,000	106,750
Calcipar SA (Luxembourg) 6.875% due 05/01/18 ~	100,000	106,500
Cascades Inc (Canada) 7.750% due 12/15/17	100,000	104,500

	Principal Amount	Value
Celanese US Holdings LLC
4.625% due 11/15/22	$100,000	$96,125
5.875% due 06/15/21	100,000	107,000
6.625% due 10/15/18	5,000	5,363
Clearwater Paper Corp 7.125% due 11/01/18	50,000	53,625
Commercial Metals Co 7.350% due 08/15/18	100,000	114,500
Consolidated Minerals Ltd (United Kingdom) 8.875% due 05/01/16 ~	100,000	105,000
Crown Americas LLC
4.500% due 01/15/23	112,000	105,280
6.250% due 02/01/21	50,000	54,500
Eagle Spinco Inc 4.625% due 02/15/21 ~	47,000	46,236
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	60,000	58,050
Exopack Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	200,000	205,000
FMG Resources Property Ltd (Australia)
6.000% due 04/01/17 ~	150,000	160,125
6.875% due 02/01/18 ~	100,000	105,500
7.000% due 11/01/15 ~	154,000	160,064
8.250% due 11/01/19 ~	200,000	225,250
FQM Akubra Inc (Canada)
7.500% due 06/01/21 ~	54,000	56,700
8.750% due 06/01/20 ~	179,000	195,110
Graphic Packaging International Inc
4.750% due 04/15/21	100,000	99,250
7.875% due 10/01/18	5,000	5,444
Greif Inc 7.750% due 08/01/19	100,000	114,000
Hanson Ltd (United Kingdom) 6.125% due 08/15/16	125,000	137,812
Headwaters Inc 7.250% due 01/15/19 ~	100,000	103,250
Hecla Mining Co 6.875% due 05/01/21 ~	100,000	96,500
Hexion US Finance Corp
6.625% due 04/15/20	148,000	152,440
8.875% due 02/01/18	85,000	88,719
9.000% due 11/15/20	100,000	100,250
HudBay Minerals Inc (Canada) 9.500% due 10/01/20	100,000	103,250
Huntsman International LLC
8.625% due 03/15/20	25,000	27,781
8.625% due 03/15/21	100,000	113,500
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	100,000	86,500
Ineos Finance PLC (United Kingdom)
7.500% due 05/01/20 ~	100,000	110,125
8.375% due 02/15/19 ~	200,000	223,250
Koppers Inc 7.875% due 12/01/19	10,000	10,850
Lafarge SA (France)
6.500% due 07/15/16	100,000	111,000
7.125% due 07/15/36	100,000	104,750
Louisiana-Pacific Corp 7.500% due 06/01/20	100,000	111,750
Midwest Vanadium Property Ltd (Australia) 11.500% due 02/15/18 ~	50,000	42,000
Molycorp Inc 10.000% due 06/01/20	100,000	99,750
Momentive Performance Materials Inc
8.875% due 10/15/20	100,000	105,750
9.000% due 01/15/21	100,000	88,250
10.000% due 10/15/20	100,000	105,250
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	97,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-31

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
NOVA Chemicals Corp (Canada) 5.250% due 08/01/23 ~	$67,000	$69,219
Novelis Inc (Canada) 8.750% due 12/15/20	200,000	223,500
Olin Corp 5.500% due 08/15/22	100,000	100,250
Owens-Brockway Glass Container Inc 7.375% due 05/15/16	70,000	78,925
Packaging Dynamics Corp 8.750% due 02/01/16 ~	100,000	103,063
Pactiv LLC 7.950% due 12/15/25	100,000	94,250
Perstorp Holding AB (Sweden) 8.750% due 05/15/17 ~	200,000	216,000
Polymer Group Inc 7.750% due 02/01/19	100,000	107,125
PolyOne Corp
5.250% due 03/15/23	91,000	89,180
7.375% due 09/15/20	10,000	11,088
PQ Corp 8.750% due 05/01/18 ~	100,000	109,250
Rentech Nitrogen Partners LP 6.500% due 04/15/21 ~	100,000	97,000
Resolute Forest Products Inc 5.875% due 05/15/23 ~	200,000	186,000
Rock Tenn Co 4.000% due 03/01/23	200,000	191,083
Rockwood Specialties Group Inc 4.625% due 10/15/20	98,000	100,573
Ryerson Inc 9.000% due 10/15/17	75,000	79,594
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	200,000	220,250
Sealed Air Corp
5.250% due 04/01/23 ~	100,000	97,750
8.125% due 09/15/19 ~	100,000	112,750
8.375% due 09/15/21 ~	100,000	114,000
Silgan Holdings Inc 5.000% due 04/01/20	100,000	99,250
Steel Dynamics Inc 7.625% due 03/15/20	150,000	163,312
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	93,500
Taminco Global Chemical Corp 9.750% due 03/31/20 ~	150,000	171,000
Tekni-Plex Inc 9.750% due 06/01/19 ~	72,000	82,080
Texas Industries Inc 9.250% due 08/15/20	35,000	39,156
The Scotts Miracle-Gro Co 7.250% due 01/15/18	50,000	52,250
Thompson Creek Metals Co Inc (Canada)
7.375% due 06/01/18	100,000	85,750
9.750% due 12/01/17	100,000	110,500
TPC Group Inc 8.750% due 12/15/20 ~	100,000	106,750
Trinseo Materials Operating SCA (Luxembourg) 8.750% due 02/01/19 ~	121,000	125,537
Tronox Finance LLC 6.375% due 08/15/20	55,000	56,375
United States Steel Corp
7.000% due 02/01/18	100,000	109,250
7.500% due 03/15/22	200,000	214,000
US Coatings Acquisition Inc 7.375% due 05/01/21 ~	150,000	160,687
Verso Paper Holdings LLC
8.750% due 02/01/19	100,000	35,000
11.750% due 01/15/19	100,000	106,500

	Principal Amount	Value
Vulcan Materials Co
6.400% due 11/30/17	$100,000	$113,000
6.500% due 12/01/16	100,000	112,500
7.500% due 06/15/21	80,000	91,600
Walter Energy Inc
8.500% due 04/15/21	100,000	83,750
9.875% due 12/15/20	68,000	59,160
Wise Metals Group LLC 8.750% due 12/15/18 ~	68,000	71,910

		13,087,493

Telecommunication Services - 9.3%

Altice Finco SA (Luxembourg) 9.875% due 12/15/20 ~	100,000	113,000
Avaya Inc
7.000% due 04/01/19 ~	50,000	49,250
10.500% due 03/01/21 ~	250,000	242,500
CenturyLink Inc
5.150% due 06/15/17	100,000	107,750
5.625% due 04/01/20	222,000	226,995
5.800% due 03/15/22	250,000	248,125
6.750% due 12/01/23	100,000	101,750
7.650% due 03/15/42	100,000	89,750
Cincinnati Bell Inc
8.375% due 10/15/20	100,000	109,000
8.750% due 03/15/18	100,000	105,500
Cricket Communications Inc 7.750% due 10/15/20	125,000	142,969
Crown Castle International Corp REIT
5.250% due 01/15/23	100,000	98,500
7.125% due 11/01/19	100,000	108,250
Frontier Communications Corp
8.250% due 04/15/17	100,000	116,500
8.500% due 04/15/20	200,000	225,000
9.000% due 08/15/31	100,000	99,500
9.250% due 07/01/21	300,000	347,250
GCI Inc 6.750% due 06/01/21	100,000	96,250
Hughes Satellite Systems Corp
6.500% due 06/15/19	105,000	114,188
7.625% due 06/15/21	95,000	106,400
Inmarsat Finance PLC (United Kingdom) 7.375% due 12/01/17 ~	100,000	104,500
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23 ~	280,000	267,400
6.625% due 12/15/22	150,000	155,250
7.250% due 04/01/19	150,000	162,750
7.500% due 04/01/21	200,000	221,500
Intelsat Luxembourg SA (Luxembourg)
6.750% due 06/01/18 ~	100,000	106,750
7.750% due 06/01/21 ~	216,000	232,470
8.125% due 06/01/23 ~	100,000	107,625
Level 3 Communications Inc
8.875% due 06/01/19	100,000	109,750
11.875% due 02/01/19	100,000	115,500
Level 3 Financing Inc
6.125% due 01/15/21 ~	150,000	151,875
8.125% due 07/01/19	100,000	110,250
8.625% due 07/15/20	200,000	225,000
MetroPCS Wireless Inc
6.250% due 04/01/21 ~	239,000	248,859
6.625% due 04/01/23 ~	143,000	148,184
7.875% due 09/01/18	100,000	107,625
Millicom International Cellular SA (Luxembourg) 6.625% due 10/15/21 ~	125,000	129,937
PAETEC Holding Corp 9.875% due 12/01/18	50,000	56,125
Qwest Capital Funding Inc 7.750% due 02/15/31	150,000	145,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-32

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
Sable International Finance Ltd (Cayman)
7.750% due 02/15/17 ~	$100,000	$104,875
8.750% due 02/01/20 ~	100,000	113,000
SBA Telecommunications Inc 5.750% due 07/15/20	133,000	138,985
SoftBank Corp (Japan) 4.500% due 04/15/20 ~	350,000	343,000
Sprint Capital Corp
6.875% due 11/15/28	150,000	142,125
6.900% due 05/01/19	150,000	164,625
8.750% due 03/15/32	200,000	215,500
Sprint Communications Inc
6.000% due 12/01/16	200,000	218,750
6.000% due 11/15/22	200,000	196,000
7.000% due 03/01/20 ~	100,000	112,000
7.000% due 08/15/20	250,000	271,875
9.000% due 11/15/18 ~	350,000	422,625
9.125% due 03/01/17	100,000	118,000
11.500% due 11/15/21	100,000	131,500
Sprint Corp
7.125% due 06/15/24 ~	250,000	254,375
7.875% due 09/15/23 ~	400,000	431,000
T-Mobile USA Inc
5.250% due 09/01/18 ~	77,000	81,331
6.464% due 04/28/19	280,000	298,200
6.633% due 04/28/21	500,000	529,375
6.836% due 04/28/23	200,000	208,250
Telecom Italia Capital SA (Luxembourg)
5.250% due 10/01/15	100,000	105,250
6.000% due 09/30/34	250,000	217,812
7.175% due 06/18/19	250,000	281,875
7.200% due 07/18/36	250,000	241,875
Telesat Canada (Canada) 6.000% due 05/15/17 ~	133,000	138,819
tw telecom holdings Inc 5.375% due 10/01/22	100,000	98,500
UPC Holding BV (Netherlands) 9.875% due 04/15/18 ~	50,000	53,750
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	200,000	213,500
Windstream Corp
7.500% due 04/01/23	100,000	101,000
7.750% due 10/01/21	100,000	106,500
7.875% due 11/01/17	100,000	114,750
8.125% due 09/01/18	200,000	216,000
Zayo Group LLC
8.125% due 01/01/20	23,000	25,300
10.125% due 07/01/20	100,000	115,750

		12,280,974

Utilities - 4.3%

AES Corp
4.875% due 05/15/23	102,000	95,880
7.375% due 07/01/21	100,000	113,250
8.000% due 10/15/17	169,000	199,420
AmeriGas Finance LLC 7.000% due 05/20/22	200,000	218,000
AmeriGas Partners LP 6.500% due 05/20/21	48,000	51,480
Atlantic Power Corp (Canada) 9.000% due 11/15/18	100,000	104,750
Calpine Corp
6.000% due 01/15/22 ~	147,000	151,410
7.500% due 02/15/21 ~	289,000	316,816
DPL Inc
6.500% due 10/15/16	100,000	108,750
7.250% due 10/15/21	100,000	101,750
Dynegy Inc 5.875% due 06/01/23 ~	100,000	95,000

	Principal Amount	Value
EDP Finance BV (Netherlands) 4.900% due 10/01/19 ~	$250,000	$255,000
Enel SPA (Italy) 8.750% due 09/24/73 § ~	200,000	218,223
Energy Future Intermediate Holding Co LLC
6.875% due 08/15/17 ~	100,000	104,000
10.000% due 12/01/20 ~	150,000	159,750
10.000% due 12/01/20	146,000	155,855
11.250% PIK due 12/01/18 ~	168,720	119,791
12.250% due 03/01/22 ~	200,000	236,000
Ferrellgas LP 6.500% due 05/01/21	100,000	102,500
FirstEnergy Corp
2.750% due 03/15/18	100,000	98,309
4.250% due 03/15/23	100,000	93,246
7.375% due 11/15/31	150,000	163,014
GenOn Energy Inc
9.500% due 10/15/18	145,000	164,938
9.875% due 10/15/20	100,000	111,500
Illinois Power Generating Co 7.000% due 04/15/18	100,000	86,250
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	52,000
IPALCO Enterprises Inc 5.000% due 05/01/18	100,000	105,250
NGL Energy Partners LP 6.875% due 10/15/21 ~	100,000	103,000
NRG Energy Inc
6.625% due 03/15/23	100,000	101,250
7.625% due 01/15/18	100,000	114,500
7.875% due 05/15/21	200,000	222,500
8.250% due 09/01/20	100,000	111,250
8.500% due 06/15/19	100,000	107,250
Puget Energy Inc
5.625% due 07/15/22	100,000	108,964
6.500% due 12/15/20	100,000	113,794
Suburban Propane Partners LP
7.375% due 08/01/21	73,000	79,935
7.500% due 10/01/18	47,000	50,643
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	500,000	33,750
11.500% due 10/01/20 ~	200,000	148,000
Wind Acquisition Finance SA (Luxembourg)
6.500% due 04/30/20 ~	200,000	214,000
7.250% due 02/15/18 ~	100,000	105,750
11.750% due 07/15/17 ~	190,000	202,350
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% PIK due 07/15/17 ~	134,612	142,352

		5,741,420

Total Corporate Bonds & Notes (Cost $126,214,756)		129,479,814

	Shares

SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

Federated Prime Obligations Fund	1,883,481	1,883,481

Total Short-Term Investment (Cost $1,883,481)		1,883,481

TOTAL INVESTMENTS - 99.1% (Cost $128,098,237)		131,363,295

OTHER ASSETS & LIABILITIES, NET - 0.9%		1,202,472

NET ASSETS - 100.0%		$132,565,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-33

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.1%
Energy	14.2%
Industrials	12.4%
Financials	11.2%
Materials	9.9%
Telecommunication Services	9.3%
Health Care	7.5%
Information Technology	5.2%
Consumer Staples	4.6%
Utilities	4.3%
Others (each less than 3.0%)	1.4%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of December 31, 2013, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	4.7%
BB	44.2%
B	35.3%
CCC	14.2%
CC	0.4%
D	0.1%
Not Rated	1.1%

100.0%

(c)	An investment with a value of $37,750 or less than 0.1% of the portfolio’s net assets was in default as of December 31, 2013.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$129,479,814	$-	$129,378,564	$101,250
	Short-Term Investment	1,883,481	1,883,481	-	-

	Total	$131,363,295	$1,883,481	$129,378,564	$101,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-34

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 96.4%

Consumer Discretionary - 19.2%

Aaron’s Inc	364	$10,702
Abercrombie & Fitch Co ‘A’	288	9,478
Advance Auto Parts Inc	2,123	234,974
Allison Transmission Holdings Inc	121	3,341
Amazon.com Inc *	10,705	4,269,047
AMC Networks Inc ‘A’ *	1,748	119,056
American Eagle Outfitters Inc	3,688	53,107
Ascena Retail Group Inc *	570	12,061
AutoNation Inc *	1,480	73,541
AutoZone Inc *	1,032	493,234
Bally Technologies Inc *	1,124	88,178
Bed Bath & Beyond Inc *	6,361	510,788
Best Buy Co Inc	2,122	84,625
Big Lots Inc *	450	14,531
BorgWarner Inc	6,726	376,051
Brinker International Inc	1,927	89,297
Burger King Worldwide Inc	2,978	68,077
Cabela’s Inc *	1,383	92,191
Cablevision Systems Corp ‘A’	5,670	101,663
CarMax Inc *	6,535	307,276
Carter’s Inc	1,587	113,931
CBS Corp ‘B’	16,355	1,042,468
Charter Communications Inc ‘A’ *	1,926	263,400
Chico’s FAS Inc	4,419	83,254
Chipotle Mexican Grill Inc *	899	478,969
Choice Hotels International Inc	50	2,456
Cinemark Holdings Inc	3,356	111,855
Clear Channel Outdoor Holdings Inc ‘A’	1,311	13,294
Coach Inc	8,177	458,975
Comcast Corp ‘A’	70,593	3,668,365
Darden Restaurants Inc	2,467	134,131
Deckers Outdoor Corp *	452	38,176
Delphi Automotive PLC (United Kingdom)	9,098	547,063
Dick’s Sporting Goods Inc	2,875	167,038
Dillard’s Inc ‘A’	541	52,591
DIRECTV *	14,299	987,918
Discovery Communications Inc ‘A’ *	7,121	643,881
DISH Network Corp ‘A’ *	6,067	351,401
Dollar General Corp *	9,522	574,367
Dollar Tree Inc *	6,058	341,792
Domino’s Pizza Inc	1,637	114,017
DSW Inc ‘A’	1,888	80,674
Dunkin’ Brands Group Inc	3,102	149,516
Expedia Inc	3,101	216,016
Family Dollar Stores Inc	2,802	182,046
Foot Locker Inc	510	21,134
Ford Motor Co	39,429	608,389
Fossil Group Inc *	1,409	168,995
Gentex Corp	2,436	80,364
Genuine Parts Co	4,261	354,473
GNC Holdings Inc ‘A’	2,861	167,225
Groupon Inc *	12,217	143,794
H&R Block Inc	7,924	230,113
Hanesbrands Inc	2,868	201,534
Harley-Davidson Inc	6,522	451,583
Hasbro Inc	2,842	156,338
HomeAway Inc *	1,773	72,480
International Game Technology	7,578	137,616
Jarden Corp *	3,699	226,934
L Brands Inc	6,984	431,960
Lamar Advertising Co ‘A’ *	2,293	119,809
Las Vegas Sands Corp	11,374	897,067
Lear Corp	299	24,210
Liberty Global PLC ‘A’ * (United Kingdom)	9,689	862,224
Liberty Interactive Corp ‘A’ *	1,257	36,893
Liberty Ventures ‘A’ *	1,070	131,171

	Shares	Value
Lions Gate Entertainment Corp (Canada)	2,350	$74,401
LKQ Corp *	8,689	285,868
Lowe’s Cos Inc	31,675	1,569,496
Macy’s Inc	8,653	462,070
Marriott International Inc ‘A’	5,984	295,370
Mattel Inc	10,051	478,227
McDonald’s Corp	29,195	2,832,791
Michael Kors Holdings Ltd * (United Kingdom)	5,864	476,098
Morningstar Inc	612	47,791
Netflix Inc *	1,462	538,265
Newell Rubbermaid Inc	4,861	157,545
News Corp ‘A’ *	10,655	192,003
NIKE Inc ‘B’	20,638	1,622,972
Nordstrom Inc	4,220	260,796
Norwegian Cruise Line Holdings Ltd * (Bermuda)	716	25,397
NVR Inc *	114	116,965
O’Reilly Automotive Inc *	3,215	413,803
Omnicom Group Inc	7,525	559,634
Panera Bread Co ‘A’ *	818	144,532
PetSmart Inc	3,006	218,686
Polaris Industries Inc	1,885	274,531
priceline.com Inc *	1,503	1,747,087
PulteGroup Inc	11,276	229,692
PVH Corp	2,090	284,282
Ralph Lauren Corp	1,746	308,291
Regal Entertainment Group ‘A’	569	11,067
Ross Stores Inc	6,396	479,252
Sally Beauty Holdings Inc *	4,941	149,366
Scripps Networks Interactive Inc ‘A’	3,191	275,734
SeaWorld Entertainment Inc	904	26,008
Service Corp International	4,811	87,223
Signet Jewelers Ltd (NYSE) (Bermuda)	209	16,448
Sirius XM Holdings Inc *	42,366	147,857
Six Flags Entertainment Corp	1,925	70,879
Starbucks Corp	21,813	1,709,921
Starwood Hotels & Resorts Worldwide Inc	2,406	191,157
Starz ‘A’ *	2,782	81,346
Target Corp	14,640	926,273
Taylor Morrison Home Corp ‘A’ *	799	17,938
Tempur Sealy International Inc *	1,759	94,916
Tesla Motors Inc *	2,433	365,875
The Gap Inc	8,124	317,486
The Goodyear Tire & Rubber Co	7,150	170,528
The Home Depot Inc	42,534	3,502,250
The Interpublic Group of Cos Inc	5,672	100,394
The Madison Square Garden Co ‘A’ *	1,779	102,435
The Walt Disney Co	11,634	888,838
Thor Industries Inc	1,286	71,026
Tiffany & Co	3,251	301,628
Time Warner Cable Inc	8,467	1,147,278
TJX Cos Inc	20,945	1,334,825
Tractor Supply Co	4,062	315,130
TripAdvisor Inc *	3,261	270,109
Tupperware Brands Corp	1,539	145,482
Twenty-First Century Fox Inc ‘A’	42,619	1,499,336
Ulta Salon Cosmetics & Fragrance Inc *	1,853	178,852
Under Armour Inc ‘A’ *	2,437	212,750
Urban Outfitters Inc *	3,132	116,197
VF Corp	10,192	635,369
Viacom Inc ‘B’	12,984	1,134,023
Visteon Corp *	1,448	118,577
Weight Watchers International Inc	422	13,896
Whirlpool Corp	158	24,784
Williams-Sonoma Inc	2,843	165,690
Wyndham Worldwide Corp	3,954	291,370
Wynn Resorts Ltd	2,346	455,617
Yum! Brands Inc	13,090	989,735
zulily Inc ‘A’ *	232	9,612

		56,134,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-35

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Consumer Staples - 11.5%

Altria Group Inc	58,504	$2,245,968
Archer-Daniels-Midland Co	1,458	63,277
Avon Products Inc	12,603	217,024
Brown-Forman Corp ‘B’	4,401	332,584
Campbell Soup Co	3,364	145,594
Church & Dwight Co Inc	4,021	266,512
Coca-Cola Enterprises Inc	7,559	333,579
Colgate-Palmolive Co	27,174	1,772,016
ConAgra Foods Inc	11,219	378,080
Constellation Brands Inc ‘A’ *	4,211	296,370
Costco Wholesale Corp	12,716	1,513,331
Coty Inc ‘A’	1,171	17,858
CVS Caremark Corp	4,097	293,222
Dr Pepper Snapple Group Inc	5,938	289,299
Flowers Foods Inc	4,976	106,835
General Mills Inc	18,759	936,262
Green Mountain Coffee Roasters Inc *	4,341	328,093
Herbalife Ltd (Cayman)	2,481	195,255
Hillshire Brands Co	3,581	119,749
Hormel Foods Corp	3,902	176,253
Ingredion Inc	274	18,758
Kellogg Co	6,970	425,658
Kimberly-Clark Corp	9,356	977,328
Kraft Foods Group Inc	17,299	932,762
Lorillard Inc	10,992	557,075
McCormick & Co Inc	3,838	264,515
Mead Johnson Nutrition Co	5,892	493,514
Monster Beverage Corp *	3,905	264,642
Nu Skin Enterprises Inc ‘A’	1,700	234,974
PepsiCo Inc	45,025	3,734,373
Philip Morris International Inc	47,619	4,149,043
Pinnacle Foods Inc	571	15,680
Reynolds American Inc	6,943	347,081
Safeway Inc	545	17,751
Sprouts Farmers Market Inc *	436	16,755
Sysco Corp	5,976	215,734
The Clorox Co	3,203	297,110
The Coca-Cola Co	111,362	4,600,364
The Estee Lauder Cos Inc ‘A’	6,740	507,657
The Fresh Market Inc *	1,213	49,126
The Hershey Co	4,365	424,409
The JM Smucker Co	420	43,520
The Kroger Co	15,133	598,207
Wal-Mart Stores Inc	31,094	2,446,787
Walgreen Co	20,761	1,192,512
WhiteWave Foods Co ‘A’ *	4,033	92,517
Whole Foods Market Inc	10,793	624,159

		33,569,172

Energy - 4.3%

Anadarko Petroleum Corp	803	63,694
Antero Resources Corp *	503	31,910
Atwood Oceanics Inc *	308	16,444
Baker Hughes Inc	797	44,042
Cabot Oil & Gas Corp	12,265	475,391
Cameron International Corp *	4,547	270,683
Cheniere Energy Inc *	7,022	302,789
Cobalt International Energy Inc *	7,348	120,875
Concho Resources Inc *	3,048	329,184
Continental Resources Inc *	1,243	139,862
CVR Energy Inc	444	19,283
Dresser-Rand Group Inc *	2,216	132,140
Dril-Quip Inc *	1,181	129,827
EOG Resources Inc	7,411	1,243,862
EQT Corp	4,006	359,659
FMC Technologies Inc *	6,902	360,354
Frank’s International NV (Netherlands)	422	11,394
Gulfport Energy Corp *	2,021	127,626

	Shares	Value
Halliburton Co	24,695	$1,253,271
Kinder Morgan Inc	17,653	635,508
Kosmos Energy Ltd * (Bermuda)	2,965	33,149
Laredo Petroleum Holdings Inc *	1,074	29,739
Noble Energy Inc	1,325	90,246
Oasis Petroleum Inc *	2,936	137,904
Oceaneering International Inc	3,148	248,314
Pioneer Natural Resources Co	2,933	539,877
QEP Resources Inc	536	16,428
Range Resources Corp	4,745	400,051
RPC Inc	1,543	27,543
Schlumberger Ltd (Netherlands)	38,710	3,488,158
Seadrill Ltd (NYSE) (Bermuda)	10,284	422,467
SM Energy Co	1,929	160,319
Southwestern Energy Co *	10,229	402,307
The Williams Cos Inc	10,906	420,645
Whiting Petroleum Corp *	275	17,014
World Fuel Services Corp	401	17,307

		12,519,266

Financials - 5.1%

Affiliated Managers Group Inc *	1,535	332,911
Allied World Assurance Co Holdings AG (Switzerland)	335	37,791
American Express Co	27,595	2,503,694
American Financial Group Inc	308	17,778
American Homes 4 Rent ‘A’ REIT	268	4,342
American Tower Corp REIT	11,508	918,569
Ameriprise Financial Inc	1,871	215,259
Aon PLC (United Kingdom)	6,935	581,777
Apartment Investment & Management Co ‘A’ REIT	2,341	60,655
Arch Capital Group Ltd * (Bermuda)	252	15,042
Arthur J Gallagher & Co	3,689	173,125
Artisan Partners Asset Management Inc ‘A’	170	11,082
Axis Capital Holdings Ltd (Bermuda)	869	41,338
BlackRock Inc	1,341	424,386
Boston Properties Inc REIT	428	42,958
Brixmor Property Group Inc REIT *	277	5,631
Brown & Brown Inc	1,571	49,314
CBL & Associates Properties Inc REIT	1,561	28,036
CBOE Holdings Inc	2,540	131,978
CBRE Group Inc ‘A’ *	8,120	213,556
Corrections Corp of America REIT	2,122	68,052
Digital Realty Trust Inc REIT	2,937	144,265
Eaton Vance Corp	3,493	149,465
Endurance Specialty Holdings Ltd (Bermuda)	416	24,407
Equity Lifestyle Properties Inc REIT	1,764	63,910
Erie Indemnity Co ‘A’	716	52,354
Extra Space Storage Inc REIT	271	11,417
Federal Realty Investment Trust REIT	1,247	126,458
Federated Investors Inc ‘B’	2,037	58,666
Franklin Resources Inc	11,955	690,162
IntercontinentalExchange Group Inc	2,118	476,381
Lazard Ltd ‘A’ (Bermuda)	3,728	168,953
Leucadia National Corp	1,167	33,073
Loews Corp	717	34,588
LPL Financial Holdings Inc	1,285	60,434
Marsh & McLennan Cos Inc	10,716	518,226
McGraw Hill Financial Inc	3,765	294,423
Moody’s Corp	5,659	444,062
MSCI Inc *	1,472	64,356
Nationstar Mortgage Holdings Inc *	636	23,507
Ocwen Financial Corp *	3,016	167,237
Omega Healthcare Investors Inc REIT	3,555	105,939
Plum Creek Timber Co Inc REIT	5,155	239,759
Prudential Financial Inc	5,185	478,161
Public Storage REIT	3,883	584,469
Rayonier Inc REIT	3,667	154,381

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-36

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Realogy Holdings Corp *	3,118	$154,247
Regency Centers Corp REIT	1,102	51,023
SEI Investments Co	3,968	137,809
Senior Housing Properties Trust REIT	434	9,648
Signature Bank *	140	15,039
Simon Property Group Inc REIT	6,740	1,025,558
Spirit Realty Capital Inc REIT	2,154	21,174
T Rowe Price Group Inc	7,547	632,212
Tanger Factory Outlet Centers REIT	2,748	87,991
Taubman Centers Inc REIT	324	20,710
The Charles Schwab Corp	4,345	112,970
The Chubb Corp	1,049	101,365
The Hanover Insurance Group Inc	361	21,555
The Progressive Corp	14,112	384,834
The St Joe Co *	145	2,783
The Travelers Cos Inc	2,957	267,727
Validus Holdings Ltd (Bermuda)	281	11,321
Ventas Inc REIT	3,847	220,356
Vornado Realty Trust REIT	1,055	93,673
Waddell & Reed Financial Inc ‘A’	2,501	162,865
Weyerhaeuser Co REIT	16,944	534,922

		15,116,109

Health Care - 11.8%

AbbVie Inc ‡	46,123	2,435,756
Actavis PLC * (Ireland)	5,047	847,896
Aetna Inc	2,928	200,832
Agilent Technologies Inc	1,170	66,912
Alexion Pharmaceuticals Inc *	5,679	755,648
Alkermes PLC * (Ireland)	3,679	149,588
Allergan Inc	8,625	958,065
AmerisourceBergen Corp	6,719	472,413
Amgen Inc	21,843	2,493,597
Ariad Pharmaceuticals Inc *	5,230	35,669
Baxter International Inc	15,770	1,096,804
Becton Dickinson & Co	5,653	624,600
Biogen Idec Inc *	6,915	1,934,471
BioMarin Pharmaceutical Inc *	4,045	284,242
Bristol-Myers Squibb Co	41,193	2,189,408
Brookdale Senior Living Inc *	2,892	78,605
Bruker Corp *	3,247	64,193
Catamaran Corp (NASDAQ) * (Canada)	5,992	284,500
Celgene Corp *	12,151	2,053,033
Cerner Corp *	8,629	480,980
Charles River Laboratories International Inc *	654	34,688
Cigna Corp	478	41,815
Community Health Systems Inc *	235	9,228
Covance Inc *	1,626	143,186
CR Bard Inc	2,342	313,688
Cubist Pharmaceuticals Inc *	1,898	130,715
DaVita HealthCare Partners Inc *	5,360	339,663
DENTSPLY International Inc	1,175	56,964
Edwards Lifesciences Corp *	3,287	216,153
Eli Lilly & Co	6,317	322,167
Endo Health Solutions Inc *	3,266	220,324
Envision Healthcare Holdings Inc *	924	32,820
Express Scripts Holding Co *	20,792	1,460,430
Gilead Sciences Inc *	44,415	3,337,787
HCA Holdings Inc *	553	26,384
Health Management Associates Inc ‘A’ *	7,547	98,866
Henry Schein Inc *	2,536	289,763
Hologic Inc *	2,325	51,964
IDEXX Laboratories Inc *	1,574	167,426
Illumina Inc *	3,619	400,334
Incyte Corp Ltd *	2,995	151,637
Intuitive Surgical Inc *	1,108	425,561
Jazz Pharmaceuticals PLC * (Ireland)	1,509	190,979
Johnson & Johnson	10,544	965,725
Laboratory Corp of America Holdings *	2,545	232,537
Life Technologies Corp *	3,260	247,108

	Shares	Value
McKesson Corp	6,594	$1,064,272
Medivation Inc *	2,182	139,255
MEDNAX Inc *	1,894	101,102
Mettler-Toledo International Inc *	878	212,994
Mylan Inc *	11,089	481,263
Myriad Genetics Inc *	2,176	45,652
Patterson Cos Inc	2,277	93,812
Perrigo Co PLC (Ireland)	3,666	562,584
Pharmacyclics Inc *	1,701	179,932
Premier Inc ‘A’ *	615	22,607
Quest Diagnostics Inc	302	16,169
Quintiles Transnational Holdings Inc *	359	16,636
Regeneron Pharmaceuticals Inc *	2,331	641,584
ResMed Inc	4,146	195,194
Salix Pharmaceuticals Ltd *	1,784	160,453
Seattle Genetics Inc *	2,922	116,559
Sirona Dental Systems Inc *	1,599	112,250
St Jude Medical Inc	5,244	324,866
Stryker Corp	5,621	422,362
Techne Corp	492	46,578
Tenet Healthcare Corp *	3,012	126,865
The Cooper Cos Inc	1,042	129,041
Theravance Inc *	2,291	81,674
United Therapeutics Corp *	1,354	153,110
Universal Health Services Inc ‘B’	1,777	144,399
Varian Medical Systems Inc *	3,155	245,112
Veeva Systems Inc ‘A’ *	288	9,245
Vertex Pharmaceuticals Inc *	6,775	503,383
Waters Corp *	2,493	249,300
Zimmer Holdings Inc	289	26,932
Zoetis Inc	14,548	475,574

		34,515,883

Industrials - 12.0%

3M Co	17,007	2,385,232
AECOM Technology Corp *	317	9,329
Alaska Air Group Inc	1,889	138,596
Allegion PLC * (Ireland)	2,064	91,208
AMERCO *	115	27,352
American Airlines Group Inc *	3,330	84,083
AMETEK Inc	7,087	373,272
AO Smith Corp	984	53,077
Armstrong World Industries Inc *	727	41,882
Avis Budget Group Inc *	3,135	126,717
B/E Aerospace Inc *	2,689	234,024
Carlisle Cos Inc	110	8,734
Caterpillar Inc	3,464	314,566
CH Robinson Worldwide Inc	4,415	257,571
Chicago Bridge & Iron Co NV (Netherlands)	2,927	243,351
Cintas Corp	861	51,307
Clean Harbors Inc *	1,762	105,650
Colfax Corp *	2,491	158,652
Con-way Inc	631	25,057
Copa Holdings SA ‘A’ (Panama)	968	154,986
Copart Inc *	3,250	119,113
Crane Co	1,303	87,627
CSX Corp	14,839	426,918
Cummins Inc	4,527	638,171
Danaher Corp	3,536	272,979
Deere & Co	11,292	1,031,298
Delta Air Lines Inc	11,414	313,543
Donaldson Co Inc	3,938	171,145
Dover Corp	3,675	354,784
Emerson Electric Co	15,647	1,098,106
Equifax Inc	3,508	242,368
Expeditors International of Washington Inc	6,012	266,031
Fastenal Co	8,633	410,154
Flowserve Corp	4,161	328,012
Fluor Corp	2,839	227,943
Fortune Brands Home & Security Inc	4,221	192,900

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-37

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Genesee & Wyoming Inc ‘A’ *	552	$53,020
Graco Inc	1,783	139,288
Harsco Corp	143	4,008
HD Supply Holdings Inc *	1,161	27,876
Hertz Global Holdings Inc *	10,078	288,432
Hexcel Corp *	2,917	130,361
Honeywell International Inc	22,919	2,094,109
Hubbell Inc ‘B’	1,252	136,343
Huntington Ingalls Industries Inc	1,459	131,325
IDEX Corp	2,230	164,686
IHS Inc ‘A’ *	1,913	228,986
Illinois Tool Works Inc	4,089	343,803
Ingersoll-Rand PLC (Ireland)	6,193	381,489
Iron Mountain Inc	4,462	135,422
ITT Corp	2,616	113,587
JB Hunt Transport Services Inc	2,661	205,695
Kansas City Southern	3,206	396,999
KAR Auction Services Inc	809	23,906
Kirby Corp *	976	96,868
Landstar System Inc	1,355	77,845
Lennox International Inc	1,466	124,698
Lincoln Electric Holdings Inc	2,417	172,429
Lockheed Martin Corp	7,554	1,122,978
Masco Corp	10,385	236,466
MRC Global Inc *	1,053	33,970
MSC Industrial Direct Co Inc ‘A’	1,376	111,277
Navistar International Corp *	239	9,127
Nielsen Holdings NV (Netherlands)	940	43,137
Nordson Corp	1,869	138,867
Norfolk Southern Corp	1,660	154,098
Old Dominion Freight Line Inc *	2,066	109,539
PACCAR Inc	1,328	78,578
Pall Corp	3,239	276,449
Pitney Bowes Inc	2,581	60,137
Precision Castparts Corp	4,258	1,146,679
Quanta Services Inc *	1,272	40,144
Robert Half International Inc	4,061	170,521
Rockwell Automation Inc	4,064	480,202
Rockwell Collins Inc	3,518	260,051
Rollins Inc	1,840	55,734
Roper Industries Inc	2,881	399,537
RR Donnelley & Sons Co	2,893	58,670
Snap-on Inc	191	20,918
SolarCity Corp *	687	39,035
Southwest Airlines Co	2,318	43,671
Spirit Aerosystems Holdings Inc ‘A’ *	480	16,358
Stanley Black & Decker Inc	413	33,325
Stericycle Inc *	2,511	291,703
The Babcock & Wilcox Co	2,255	77,098
The Boeing Co	22,092	3,015,337
The Dun & Bradstreet Corp	1,076	132,079
The Manitowoc Co Inc	3,885	90,598
The Toro Co	1,684	107,102
TransDigm Group Inc	1,525	245,555
Triumph Group Inc	320	24,342
Union Pacific Corp	13,596	2,284,128
United Continental Holdings Inc *	10,357	391,805
United Parcel Service Inc ‘B’	21,098	2,216,978
United Rentals Inc *	2,742	213,739
United Technologies Corp	25,084	2,854,559
Valmont Industries Inc	779	116,164
Verisk Analytics Inc ‘A’ *	4,404	289,431
WABCO Holdings Inc *	1,699	158,704
Wabtec Corp	2,799	207,882
Waste Connections Inc	3,390	147,906
Waste Management Inc	1,104	49,536
WW Grainger Inc	1,716	438,301
Xylem Inc	349	12,075

		35,041,403

	Shares	Value
Information Technology - 26.1%

3D Systems Corp *	2,927	$272,006
Accenture PLC ‘A’ (Ireland)	18,701	1,537,596
Adobe Systems Inc * ‡	5,696	341,077
Advanced Micro Devices Inc *	17,765	68,751
Akamai Technologies Inc *	5,171	243,968
Alliance Data Systems Corp *	1,431	376,253
Altera Corp	3,214	104,551
Amphenol Corp ‘A’	4,651	414,776
Analog Devices Inc	3,874	197,303
ANSYS Inc *	2,712	236,486
Apple Inc	20,687	11,607,683
Applied Materials Inc	23,112	408,851
Atmel Corp *	12,473	97,664
Autodesk Inc *	5,185	260,961
Automatic Data Processing Inc	14,120	1,141,037
Avago Technologies Ltd (Singapore)	6,560	346,958
Booz Allen Hamilton Holding Corp	849	16,258
Broadcom Corp ‘A’	7,261	215,289
Broadridge Financial Solutions Inc	3,528	139,427
Cadence Design Systems Inc *	8,235	115,455
CDW Corp	261	6,097
Citrix Systems Inc *	5,445	344,396
Cognizant Technology Solutions Corp ‘A’ *	8,777	886,301
CommScope Holding Co Inc *	709	13,414
Concur Technologies Inc *	1,358	140,118
Cree Inc *	3,432	214,740
Dolby Laboratories Inc ‘A’ *	521	20,090
DST Systems Inc	820	74,407
eBay Inc *	37,803	2,075,007
Electronic Arts Inc *	6,763	155,143
EMC Corp	30,566	768,735
Equinix Inc *	1,436	254,818
F5 Networks Inc *	2,293	208,342
Facebook Inc ‘A’ *	49,613	2,711,847
FactSet Research Systems Inc	1,280	138,982
Fidelity National Information Services Inc	833	44,715
FireEye Inc *	385	16,790
Fiserv Inc *	7,750	457,638
FleetCor Technologies Inc *	1,976	231,528
FLIR Systems Inc	2,878	86,628
Fortinet Inc *	3,948	75,525
Freescale Semiconductor Ltd * (Bermuda)	769	12,342
Gartner Inc *	2,728	193,824
Genpact Ltd * (Bermuda)	4,891	89,848
Global Payments Inc	2,218	144,148
Google Inc ‘A’ *	7,851	8,798,694
Harris Corp	561	39,163
IAC/InterActiveCorp	2,173	149,263
Informatica Corp *	3,145	130,518
Intel Corp	9,403	244,102
International Business Machines Corp	30,309	5,685,059
Intuit Inc	8,640	659,405
IPG Photonics Corp *	958	74,350
Jack Henry & Associates Inc	2,506	148,380
JDS Uniphase Corp *	5,199	67,483
Juniper Networks Inc *	2,699	60,916
Lam Research Corp *	1,097	59,732
Lender Processing Services Inc	2,136	79,844
Linear Technology Corp	6,788	309,193
LinkedIn Corp ‘A’ *	2,817	610,810
LSI Corp	1,888	20,806
MasterCard Inc ‘A’	3,404	2,843,906
Maxim Integrated Products Inc	8,470	236,398
Microchip Technology Inc	5,737	256,731
MICROS Systems Inc *	341	19,563
Microsoft Corp	243,139	9,100,693
Motorola Solutions Inc	6,665	449,888
National Instruments Corp	2,802	89,720

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-38

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
NCR Corp *	4,784	$162,943
NetApp Inc	9,897	407,163
NetSuite Inc *	1,019	104,977
NeuStar Inc ‘A’ *	1,669	83,216
ON Semiconductor Corp *	12,462	102,687
Oracle Corp	103,374	3,955,089
Palo Alto Networks Inc *	994	57,125
Pandora Media Inc *	4,127	109,778
Paychex Inc	8,520	387,916
QUALCOMM Inc	50,307	3,735,295
Rackspace Hosting Inc *	3,287	128,620
Red Hat Inc *	5,517	309,173
Riverbed Technology Inc *	4,505	81,450
Rovi Corp *	310	6,104
Salesforce.com Inc *	17,167	947,447
SanDisk Corp	2,984	210,491
ServiceNow Inc *	2,297	128,655
Silicon Laboratories Inc *	1,093	47,338
Skyworks Solutions Inc *	4,624	132,061
SolarWinds Inc *	1,910	72,255
Solera Holdings Inc	2,005	141,874
Splunk Inc *	2,986	205,049
Stratasys Ltd * (Israel)	569	76,644
Symantec Corp	14,758	347,994
Tableau Software Inc ‘A’ *	270	18,611
Teradata Corp *	4,755	216,305
Texas Instruments Inc	32,275	1,417,195
The Western Union Co	16,212	279,657
TIBCO Software Inc *	4,775	107,342
Total System Services Inc	3,689	122,770
Trimble Navigation Ltd *	7,444	258,307
Twitter Inc *	1,754	111,642
Vantiv Inc ‘A’ *	2,551	83,188
VeriSign Inc *	3,774	225,610
Visa Inc ‘A’	15,213	3,387,631
VMware Inc ‘A’ *	2,488	223,199
Workday Inc ‘A’ *	1,078	89,647
Xilinx Inc	7,678	352,574
Zebra Technologies Corp ‘A’ *	156	8,436

		76,485,848

Materials - 4.3%

Airgas Inc	1,906	213,186
Albemarle Corp	919	58,255
Aptargroup Inc	1,361	92,289
Avery Dennison Corp	944	47,379
Ball Corp	4,329	223,636
Bemis Co Inc	1,315	53,862
Celanese Corp ‘A’	4,646	256,970
Compass Minerals International Inc	970	77,649
Crown Holdings Inc *	3,570	159,115
Eagle Materials Inc	1,441	111,577
Eastman Chemical Co	4,506	363,634
Ecolab Inc	7,630	795,580
EI du Pont de Nemours & Co	26,818	1,742,365
FMC Corp	3,961	298,897
Greif Inc ‘A’	199	10,428
International Flavors & Fragrances Inc	2,371	203,859
International Paper Co	11,133	545,851
LyondellBasell Industries NV ‘A’ (Netherlands)	11,813	948,348
Martin Marietta Materials Inc	1,340	133,920
Monsanto Co	15,552	1,812,586
NewMarket Corp	276	92,225
Owens-Illinois Inc *	2,815	100,721
Packaging Corp of America	2,853	180,538
PPG Industries Inc	3,777	716,346
Praxair Inc	8,606	1,119,038
Rock Tenn Co ‘A’	1,507	158,250
Rockwood Holdings Inc	1,547	111,260
Royal Gold Inc	502	23,127

	Shares	Value
RPM International Inc	3,609	$149,810
Sealed Air Corp	5,699	194,051
Sigma-Aldrich Corp	3,305	310,703
Silgan Holdings Inc	1,300	62,426
Southern Copper Corp	4,593	131,865
Tahoe Resources Inc (NYSE) * (Canada)	279	4,643
The Dow Chemical Co	4,611	204,728
The Scotts Miracle-Gro Co ‘A’	1,256	78,148
The Sherwin-Williams Co	2,577	472,879
The Valspar Corp	2,593	184,855
Westlake Chemical Corp	510	62,256
WR Grace & Co *	1,925	190,325

		12,697,580

Telecommunication Services - 1.9%

Crown Castle International Corp *	9,721	713,813
Intelsat SA * (Luxembourg)	35	789
Level 3 Communications Inc *	1,567	51,977
SBA Communications Corp ‘A’ *	3,713	333,576
Sprint Corp *	4,617	49,633
tw telecom Inc *	4,374	133,276
Verizon Communications Inc	83,299	4,093,313
Windstream Holdings Inc	16,301	130,082

		5,506,459

Utilities - 0.2%

Aqua America Inc	4,485	105,801
Calpine Corp *	1,365	26,631
ITC Holdings Corp	1,523	145,934
ONEOK Inc	5,638	350,571
Questar Corp	668	15,357

		644,294

Total Common Stocks (Cost $206,426,349)		282,230,202

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 1000 Growth	2,389	205,335

Total Exchange-Traded Fund (Cost $160,690)		205,335

	Principal Amount

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $9,694,657; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $9,889,770)	$9,694,657	9,694,657

Total Short-Term Investment (Cost $9,694,657)		9,694,657

TOTAL INVESTMENTS - 99.8% (Cost $216,281,696)		292,130,194

OTHER ASSETS & LIABILITIES, NET - 0.2%		442,604

NET ASSETS - 100.0%		$292,572,798

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-39

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	26.1%
Consumer Discretionary	19.2%
Industrials	12.0%
Health Care	11.8%
Consumer Staples	11.5%
Financials	5.1%
Materials	4.3%
Energy	4.3%
Short-Term Investment	3.3%
Others (each less than 3.0%)	2.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2013, investments with a total aggregate value of $1,163,609 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
NASDAQ 100 E-Mini (03/14)	34	$45,077
S&P 500 E-Mini (03/14)	82	173,638

Total Futures Contracts		$218,715

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$282,230,202	$282,230,202	$-	$-
	Exchange-Traded Fund	205,335	205,335	-	-
	Short-Term Investment	9,694,657	-	9,694,657	-
	Derivatives:
	Equity Contracts
	Futures	218,715	218,715	-	-

	Total	$292,348,909	$282,654,252	$9,694,657	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-40

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 95.0%

Consumer Discretionary - 6.2%

Aaron’s Inc	2,408	$70,795
Abercrombie & Fitch Co ‘A’	2,583	85,007
Allison Transmission Holdings Inc	1,071	29,570
American Eagle Outfitters Inc	2,612	37,613
Apollo Education Group Inc *	3,642	99,499
Ascena Retail Group Inc *	4,084	86,417
Best Buy Co Inc	7,461	297,545
Big Lots Inc *	1,602	51,729
Carnival Corp (Panama)	15,563	625,166
CBS Corp ‘B’	1,925	122,700
Chico’s FAS Inc	387	7,291
Choice Hotels International Inc	992	48,717
Comcast Corp ‘A’	7,432	386,204
CST Brands Inc	2,256	82,840
Darden Restaurants Inc	1,683	91,505
Deckers Outdoor Corp *	729	61,571
DeVry Education Group Inc	2,351	83,461
Dillard’s Inc ‘A’	329	31,982
DR Horton Inc *	10,517	234,739
DreamWorks Animation SKG Inc ‘A’ *	2,757	97,874
DSW Inc ‘A’	234	9,999
Foot Locker Inc	4,940	204,714
Ford Motor Co	93,304	1,439,681
GameStop Corp ‘A’	4,431	218,271
Gannett Co Inc	8,534	252,436
Garmin Ltd (Switzerland)	4,573	211,364
General Motors Co *	31,015	1,267,583
Gentex Corp	2,283	75,316
Genuine Parts Co	310	25,789
Graham Holdings Co ‘B’ *	163	108,121
Guess? Inc	2,220	68,975
Harman International Industries Inc	2,534	207,408
Hasbro Inc	637	35,041
Hyatt Hotels Corp ‘A’ *	1,672	82,697
JC Penney Co Inc *	8,862	81,087
John Wiley & Sons Inc ‘A’	1,700	93,840
Johnson Controls Inc	25,512	1,308,766
Kohl’s Corp	8,272	469,436
Lear Corp	2,668	216,028
Leggett & Platt Inc	5,331	164,941
Lennar Corp ‘A’	6,165	243,887
Liberty Global PLC ‘A’ * (United Kingdom)	2,192	195,066
Liberty Interactive Corp ‘A’ *	18,137	532,321
Liberty Media Corp ‘A’ *	3,563	521,801
Macy’s Inc	3,221	172,001
Marriott International Inc ‘A’	1,031	50,890
MGM Resorts International *	13,858	325,940
Mohawk Industries Inc *	2,261	336,663
Murphy USA Inc *	1,786	74,226
Newell Rubbermaid Inc	4,533	146,915
News Corp ‘A’ *	4,883	87,992
Norwegian Cruise Line Holdings Ltd * (Bermuda)	68	2,412
NVR Inc *	29	29,754
Penn National Gaming Inc *	2,595	37,186
PVH Corp	351	47,743
Regal Entertainment Group ‘A’	2,423	47,127
Royal Caribbean Cruises Ltd (Liberia)	6,089	288,740
Sears Holdings Corp *	1,619	79,396
Service Corp International	1,726	31,292
Signet Jewelers Ltd (NYSE) (Bermuda)	2,754	216,740
Sirius XM Holdings Inc *	60,725	211,930
Staples Inc	24,740	393,119
Starwood Hotels & Resorts Worldwide Inc	4,170	331,307
Starz ‘A’ *	484	14,152
Target Corp	5,166	326,853

	Shares	Value
Taylor Morrison Home Corp ‘A’ *	147	$3,300
The Interpublic Group of Cos Inc	8,713	154,220
The Walt Disney Co	52,175	3,986,170
The Wendy’s Co	10,579	92,249
Thomson Reuters Corp (NYSE) (Canada)	13,909	526,038
Time Warner Inc	34,714	2,420,260
Toll Brothers Inc *	6,308	233,396
TRW Automotive Holdings Corp *	4,011	298,378
Twenty-First Century Fox Inc ‘A’	19,470	684,955
Weight Watchers International Inc	447	14,720
Whirlpool Corp	2,744	430,424
zulily Inc ‘A’ *	181	7,499

		22,770,780

Consumer Staples - 5.6%

Archer-Daniels-Midland Co	22,682	984,399
Beam Inc	5,995	408,020
Bunge Ltd (Bermuda)	5,481	450,045
Campbell Soup Co	2,235	96,731
ConAgra Foods Inc	1,193	40,204
Constellation Brands Inc ‘A’ *	330	23,225
Coty Inc ‘A’	706	10,767
CVS Caremark Corp	40,352	2,887,993
Dean Foods Co *	3,490	59,993
Energizer Holdings Inc	2,321	251,225
Ingredion Inc	2,538	173,752
Kellogg Co	765	46,719
Kimberly-Clark Corp	2,352	245,690
Molson Coors Brewing Co ‘B’	5,208	292,429
Mondelez International Inc ‘A’	66,453	2,345,791
Pinnacle Foods Inc	518	14,224
Reynolds American Inc	2,858	142,871
Safeway Inc	8,283	269,777
Sprouts Farmers Market Inc *	220	8,455
Sysco Corp	14,462	522,078
The Clorox Co	808	74,950
The JM Smucker Co	3,473	359,872
The Procter & Gamble Co	102,056	8,308,379
Tyson Foods Inc ‘A’	10,440	349,322
Wal-Mart Stores Inc	20,211	1,590,404
Walgreen Co	8,719	500,819

		20,458,134

Energy - 14.3%

Anadarko Petroleum Corp	17,649	1,399,919
Antero Resources Corp *	750	47,580
Apache Corp	14,594	1,254,208
Atwood Oceanics Inc *	1,743	93,059
Baker Hughes Inc	15,420	852,109
Cameron International Corp *	3,423	203,771
Chesapeake Energy Corp	21,585	585,817
Chevron Corp	72,182	9,016,254
Cimarex Energy Co	3,222	338,020
Cobalt International Energy Inc *	832	13,686
ConocoPhillips	45,530	3,216,694
CONSOL Energy Inc	8,522	324,177
Denbury Resources Inc *	13,912	228,574
Devon Energy Corp	15,122	935,598
Diamond Offshore Drilling Inc	2,569	146,227
Energen Corp	2,693	190,530
EOG Resources Inc	650	109,096
EQT Corp	487	43,723
Exxon Mobil Corp	165,551	16,753,761
Frank’s International NV (Netherlands)	695	18,765
Golar LNG Ltd (NOTC) (Bermuda)	1,638	59,443
Gulfport Energy Corp *	553	34,922
Helmerich & Payne Inc	3,536	297,307
Hess Corp	11,428	948,524
HollyFrontier Corp	7,570	376,153
Kinder Morgan Inc	2,081	74,916

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-41

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Laredo Petroleum Holdings Inc *	178	$4,929
Marathon Oil Corp	26,402	931,991
Marathon Petroleum Corp	11,208	1,028,110
McDermott International Inc * (Panama)	8,850	81,066
Murphy Oil Corp	7,116	461,686
Nabors Industries Ltd (Bermuda)	10,988	186,686
National Oilwell Varco Inc	15,914	1,265,640
Newfield Exploration Co *	5,054	124,480
Noble Energy Inc	11,662	794,299
Occidental Petroleum Corp	30,001	2,853,095
Oil States International Inc *	2,049	208,424
Patterson-UTI Energy Inc	5,483	138,830
PBF Energy Inc ‘A’	857	26,961
Peabody Energy Corp	10,056	196,394
Phillips 66	23,062	1,778,772
Pioneer Natural Resources Co	1,334	245,549
QEP Resources Inc	6,010	184,207
Rowan Cos PLC ‘A’ * (United Kingdom)	4,633	163,823
RPC Inc	460	8,211
SandRidge Energy Inc *	18,456	112,028
Spectra Energy Corp	24,926	887,864
Superior Energy Services Inc *	5,953	158,409
Teekay Corp	1,420	68,174
Tesoro Corp	5,064	296,244
The Williams Cos Inc	11,473	442,514
Tidewater Inc	1,848	109,531
Ultra Petroleum Corp * (Canada)	5,712	123,665
Unit Corp *	1,834	94,671
Valero Energy Corp	20,314	1,023,826
Whiting Petroleum Corp *	4,041	250,017
World Fuel Services Corp	2,201	94,995
WPX Energy Inc *	7,470	152,239

		52,060,163

Financials - 27.5%

ACE Ltd (Switzerland)	12,670	1,311,725
Aflac Inc	17,365	1,159,982
Alexandria Real Estate Equities Inc REIT	2,664	169,484
Alleghany Corp *	626	250,375
Allied World Assurance Co Holdings AG (Switzerland)	864	97,468
American Campus Communities Inc REIT	3,911	125,973
American Capital Agency Corp REIT	14,776	285,029
American Capital Ltd *	10,517	164,486
American Financial Group Inc	2,506	144,646
American Homes 4 Rent ‘A’ REIT	1,487	24,089
American International Group Inc	54,977	2,806,576
American National Insurance Co	264	30,239
Ameriprise Financial Inc	5,113	588,251
Annaly Capital Management Inc REIT	35,302	351,961
Aon PLC (United Kingdom)	2,640	221,470
Apartment Investment & Management Co ‘A’ REIT	2,462	63,790
Arch Capital Group Ltd * (Bermuda)	4,649	277,499
Ares Capital Corp	10,952	194,617
Artisan Partners Asset Management Inc ‘A’	270	17,601
Aspen Insurance Holdings Ltd (Bermuda)	2,476	102,284
Associated Banc-Corp	6,264	108,994
Assurant Inc	2,707	179,664
Assured Guaranty Ltd (Bermuda)	6,293	148,452
AvalonBay Communities Inc REIT	4,820	569,869
Axis Capital Holdings Ltd (Bermuda)	3,314	157,647
Bank of America Corp	401,426	6,250,203
Bank of Hawaii Corp	1,675	99,059
BankUnited Inc	2,407	79,238
BB&T Corp	26,137	975,433
Berkshire Hathaway Inc ‘B’ *	67,012	7,944,943
BioMed Realty Trust Inc REIT	6,953	125,988
BlackRock Inc	3,146	995,615
BOK Financial Corp	991	65,723

	Shares	Value
Boston Properties Inc REIT	5,116	$513,493
Brandywine Realty Trust REIT	5,852	82,455
BRE Properties Inc REIT	2,876	157,346
Brixmor Property Group Inc REIT *	1,381	28,076
Brown & Brown Inc	2,389	74,991
Camden Property Trust REIT	3,164	179,968
Capital One Financial Corp	21,756	1,666,727
CapitalSource Inc	7,324	105,246
CBL & Associates Properties Inc REIT	4,103	73,690
Chimera Investment Corp REIT	38,368	118,941
Cincinnati Financial Corp	6,092	319,038
CIT Group Inc	7,500	390,975
Citigroup Inc	113,307	5,904,428
City National Corp	1,743	138,080
CME Group Inc ‘A’	11,804	926,142
CNA Financial Corp	1,001	42,933
Comerica Inc	6,957	330,736
Commerce Bancshares Inc	3,014	135,359
CommonWealth REIT	4,418	102,984
Corporate Office Properties Trust REIT	3,207	75,974
Corrections Corp of America REIT	1,583	50,767
Cullen/Frost Bankers Inc	1,942	144,543
DDR Corp REIT	11,055	169,915
Digital Realty Trust Inc REIT	1,035	50,839
Discover Financial Services	18,267	1,022,039
Douglas Emmett Inc REIT	5,322	123,949
Duke Realty Corp REIT	11,997	180,435
E*TRADE Financial Corp *	10,699	210,128
East West Bancorp Inc	5,080	177,648
Endurance Specialty Holdings Ltd (Bermuda)	1,063	62,366
Equity Lifestyle Properties Inc REIT	859	31,122
Equity Residential REIT	13,416	695,888
Essex Property Trust Inc REIT	1,417	203,354
Everest Re Group Ltd (Bermuda)	1,863	290,386
Extra Space Storage Inc REIT	3,809	160,473
Federal Realty Investment Trust REIT	836	84,779
Federated Investors Inc ‘B’	886	25,517
Fidelity National Financial Inc ‘A’	9,269	300,779
Fifth Third Bancorp	32,584	685,241
First Citizens BancShares Inc ‘A’	283	63,004
First Horizon National Corp	9,012	104,990
First Niagara Financial Group Inc	13,208	140,269
First Republic Bank	4,341	227,251
Forest City Enterprises Inc ‘A’ *	5,895	112,594
Fulton Financial Corp	7,293	95,392
Gaming & Leisure Properties Inc REIT *	2,847	144,656
General Growth Properties Inc REIT	20,861	418,680
Genworth Financial Inc ‘A’ *	18,382	285,472
Hartford Financial Services Group Inc	16,984	615,330
Hatteras Financial Corp REIT	3,698	60,425
HCC Insurance Holdings Inc	3,745	172,794
HCP Inc REIT	16,930	614,898
Health Care REIT Inc	10,600	567,842
Healthcare Trust of America Inc ‘A’ REIT	4,203	41,358
Home Properties Inc REIT	2,122	113,782
Hospitality Properties Trust REIT	5,537	149,665
Host Hotels & Resorts Inc REIT	27,747	539,402
Hudson City Bancorp Inc	19,711	185,875
Huntington Bancshares Inc	31,267	301,727
ING US Inc	2,802	98,490
Interactive Brokers Group Inc ‘A’	1,743	42,425
IntercontinentalExchange Group Inc	1,539	346,152
Invesco Ltd (Bermuda)	16,566	603,002
Jones Lang LaSalle Inc	1,645	168,432
JPMorgan Chase & Co	140,741	8,230,534
Kemper Corp	1,781	72,807
KeyCorp	34,300	460,306
Kilroy Realty Corp REIT	3,038	152,447
Kimco Realty Corp REIT	15,220	300,595

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-42

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Legg Mason Inc	4,147	$180,312
Leucadia National Corp	9,540	270,364
Liberty Property Trust REIT	4,832	163,660
Lincoln National Corp	10,003	516,355
Loews Corp	10,527	507,822
LPL Financial Holdings Inc	444	20,881
M&T Bank Corp	4,806	559,514
Mack-Cali Realty Corp REIT	3,289	70,648
Markel Corp *	514	298,300
Marsh & McLennan Cos Inc	6,822	329,912
MBIA Inc *	5,304	63,330
McGraw Hill Financial Inc	5,393	421,733
Mercury General Corp	391	19,437
MetLife Inc	33,296	1,795,320
MFA Financial Inc REIT	13,495	95,275
Mid-America Apartment Communities Inc REIT	2,784	169,100
Morgan Stanley	56,709	1,778,394
MSCI Inc *	2,619	114,503
National Retail Properties Inc REIT	4,417	133,968
New York Community Bancorp Inc	16,435	276,930
Northern Trust Corp	8,914	551,687
Old Republic International Corp	9,684	167,243
PartnerRe Ltd (Bermuda)	2,017	212,652
People’s United Financial Inc	11,550	174,636
Piedmont Office Realty Trust Inc ‘A’ REIT	6,260	103,415
Popular Inc *	3,857	110,812
Post Properties Inc REIT	2,039	92,224
Principal Financial Group Inc	10,932	539,057
ProAssurance Corp	2,309	111,940
Prologis Inc REIT	18,559	685,755
Protective Life Corp	2,928	148,332
Prudential Financial Inc	10,647	981,866
Public Storage REIT	364	54,789
Raymond James Financial Inc	4,547	237,308
Realogy Holdings Corp *	472	23,350
Realty Income Corp REIT	6,214	231,969
Regency Centers Corp REIT	1,988	92,044
Regions Financial Corp	52,660	520,807
Reinsurance Group of America Inc	2,704	209,317
RenaissanceRe Holdings Ltd (Bermuda)	1,661	161,682
Retail Properties of America Inc ‘A’ REIT	5,009	63,714
SEI Investments Co	287	9,967
Senior Housing Properties Trust REIT	6,505	144,606
Signature Bank *	1,592	171,013
Simon Property Group Inc REIT	2,923	444,764
SL Green Realty Corp REIT	3,407	314,739
SLM Corp	16,554	435,039
Spirit Realty Capital Inc REIT	11,154	109,644
StanCorp Financial Group Inc	1,654	109,577
Starwood Property Trust Inc REIT	7,277	201,573
State Street Corp	16,986	1,246,603
SunTrust Banks Inc	20,123	740,728
SVB Financial Group *	1,682	176,374
Synovus Financial Corp	36,524	131,486
Taubman Centers Inc REIT	1,940	124,005
TCF Financial Corp	6,123	99,499
TD Ameritrade Holding Corp	8,683	266,047
TFS Financial Corp *	2,934	35,545
The Allstate Corp	17,456	952,050
The Bank of New York Mellon Corp	43,226	1,510,316
The Charles Schwab Corp	35,334	918,684
The Chubb Corp	7,771	750,912
The Goldman Sachs Group Inc	17,074	3,026,537
The Hanover Insurance Group Inc	1,176	70,219
The Howard Hughes Corp *	1,474	177,027
The Macerich Co REIT	5,125	301,811
The NASDAQ OMX Group Inc	4,158	165,488
The PNC Financial Services Group Inc	19,713	1,529,335
The Progressive Corp	4,414	120,370

	Shares	Value
The St Joe Co *	1,664	$31,932
The Travelers Cos Inc	10,232	926,405
Torchmark Corp	3,448	269,461
Two Harbors Investment Corp REIT	13,634	126,523
UDR Inc REIT	9,349	218,299
Unum Group	9,949	349,011
US Bancorp	68,879	2,782,712
Validus Holdings Ltd (Bermuda)	3,560	143,432
Valley National Bancorp	7,452	75,414
Ventas Inc REIT	5,993	343,279
Vornado Realty Trust REIT	5,614	498,467
Washington Federal Inc	3,894	90,691
Weingarten Realty Investors REIT	4,546	124,651
Wells Fargo & Co	179,775	8,161,785
White Mountains Insurance Group Ltd (Bermuda)	231	139,311
WP Carey Inc REIT	2,143	131,473
WR Berkley Corp	4,045	175,513
XL Group PLC (Ireland)	10,879	346,387
Zions Bancorp	6,860	205,526

		100,241,306

Health Care - 12.3%

Abbott Laboratories	58,052	2,225,133
Aetna Inc	10,343	709,426
Agilent Technologies Inc	11,420	653,110
Alere Inc *	3,036	109,903
Allscripts Healthcare Solutions Inc *	6,645	102,732
Bio-Rad Laboratories Inc ‘A’ *	765	94,562
Boston Scientific Corp *	50,260	604,125
Bristol-Myers Squibb Co	8,507	452,147
Cardinal Health Inc	12,733	850,692
CareFusion Corp *	8,193	326,245
Charles River Laboratories International Inc *	1,014	53,783
Cigna Corp	10,012	875,850
Community Health Systems Inc *	3,243	127,353
Covidien PLC (Ireland)	17,523	1,193,316
DENTSPLY International Inc	3,853	186,793
Eli Lilly & Co	28,833	1,470,483
Envision Healthcare Holdings Inc *	623	22,129
Express Scripts Holding Co *	3,841	269,792
Forest Laboratories Inc *	9,936	596,458
HCA Holdings Inc *	9,243	440,984
Health Net Inc *	2,965	87,972
Hill-Rom Holdings Inc	2,233	92,312
Hologic Inc *	7,104	158,774
Hospira Inc *	6,170	254,698
Humana Inc	5,868	605,695
Johnson & Johnson	91,099	8,343,757
Life Technologies Corp *	2,240	169,792
LifePoint Hospitals Inc *	1,771	93,580
Mallinckrodt PLC * (Ireland)	2,197	114,815
MEDNAX Inc *	1,322	70,568
Medtronic Inc	37,836	2,171,408
Merck & Co Inc	112,441	5,627,672
Omnicare Inc	3,913	236,189
Patterson Cos Inc	336	13,843
PerkinElmer Inc	4,176	172,176
Pfizer Inc	249,039	7,628,065
Premier Inc ‘A’ *	402	14,777
QIAGEN NV (XNGS) * (Netherlands)	8,728	207,814
Quest Diagnostics Inc	5,057	270,752
Quintiles Transnational Holdings Inc *	545	25,255
St Jude Medical Inc	3,846	238,260
Stryker Corp	5,170	388,474
Techne Corp	737	69,772
Teleflex Inc	1,534	143,981
The Cooper Cos Inc	468	57,957
Thermo Fisher Scientific Inc	13,368	1,488,527
UnitedHealth Group Inc	37,984	2,860,195

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-43

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Universal Health Services Inc ‘B’	1,109	$90,117
VCA Antech Inc *	3,308	103,739
Veeva Systems Inc ‘A’ *	172	5,521
WellPoint Inc	11,188	1,033,659
Zimmer Holdings Inc	5,922	551,871

		44,757,003

Industrials - 10.0%

3M Co	3,960	555,390
AECOM Technology Corp *	3,480	102,416
AGCO Corp	3,629	214,801
Air Lease Corp	2,621	81,461
Alaska Air Group Inc	198	14,527
Allegion PLC * (Ireland)	1,070	47,283
Alliant Techsystems Inc	1,201	146,138
AMERCO *	120	28,541
American Airlines Group Inc *	3,072	77,568
AO Smith Corp	1,654	89,217
B/E Aerospace Inc *	230	20,017
Carlisle Cos Inc	2,251	178,729
Caterpillar Inc	20,061	1,821,739
Cintas Corp	2,764	164,707
Con-way Inc	1,339	53,172
Covanta Holding Corp	3,967	70,414
Crane Co	138	9,281
CSX Corp	19,077	548,845
Cummins Inc	1,274	179,596
Danaher Corp	17,769	1,371,767
Delta Air Lines Inc	17,296	475,121
Donaldson Co Inc	417	18,123
Dover Corp	1,673	161,511
Eaton Corp PLC (Ireland)	17,620	1,341,234
Emerson Electric Co	6,750	473,715
Exelis Inc	7,025	133,897
FedEx Corp	11,801	1,696,630
Fluor Corp	2,436	195,586
Fortune Brands Home & Security Inc	743	33,955
GATX Corp	1,749	91,245
General Dynamics Corp	11,125	1,062,994
General Electric Co	385,022	10,792,167
Genesee & Wyoming Inc ‘A’ *	909	87,310
Harsco Corp	2,808	78,708
HD Supply Holdings Inc *	829	19,904
Hubbell Inc ‘B’	611	66,538
IDEX Corp	204	15,065
Illinois Tool Works Inc	8,836	742,931
Ingersoll-Rand PLC (Ireland)	3,210	197,736
Iron Mountain Inc	621	18,847
Jacobs Engineering Group Inc *	4,875	307,076
Joy Global Inc	3,962	231,737
KAR Auction Services Inc	1,786	52,776
KBR Inc	5,513	175,810
Kennametal Inc	2,939	153,034
Kirby Corp *	868	86,149
L-3 Communications Holdings Inc	3,354	358,408
Manpowergroup Inc	2,876	246,933
MRC Global Inc *	1,786	57,616
Navistar International Corp *	1,814	69,277
Nielsen Holdings NV (Netherlands)	6,970	319,853
Norfolk Southern Corp	9,612	892,282
Northrop Grumman Corp	8,269	947,710
Oshkosh Corp	3,283	165,398
Owens Corning *	4,436	180,634
PACCAR Inc	11,477	679,094
Parker Hannifin Corp	5,560	715,238
Pentair Ltd (Switzerland)	7,612	591,224
Pitney Bowes Inc	4,261	99,281
Quanta Services Inc *	6,159	194,378
Raytheon Co	12,091	1,096,654
Regal-Beloit Corp	1,679	123,776

	Shares	Value
Republic Services Inc	10,077	$334,556
Rockwell Collins Inc	562	41,543
RR Donnelley & Sons Co	3,113	63,132
Ryder System Inc	1,938	142,986
Snap-on Inc	1,928	211,155
Southwest Airlines Co	23,955	451,312
Spirit Aerosystems Holdings Inc ‘A’ *	3,881	132,265
SPX Corp	1,746	173,919
Stanley Black & Decker Inc	5,502	443,956
Terex Corp	4,150	174,259
Textron Inc	10,357	380,723
The ADT Corp	7,512	304,011
The Babcock & Wilcox Co	1,321	45,165
The Dun & Bradstreet Corp	108	13,257
Timken Co	3,221	177,381
Towers Watson & Co ‘A’	2,430	310,092
Trinity Industries Inc	2,955	161,107
Triumph Group Inc	1,535	116,768
United Technologies Corp	2,159	245,694
URS Corp	2,832	150,068
Waste Connections Inc	253	11,038
Waste Management Inc	16,006	718,189
WESCO International Inc *	1,646	149,901
Xylem Inc	6,488	224,485

		36,400,126

Information Technology - 8.5%

Activision Blizzard Inc	9,929	177,034
Adobe Systems Inc *	11,406	682,991
Altera Corp	7,817	254,287
Amdocs Ltd (United Kingdom)	6,002	247,522
Analog Devices Inc	6,524	332,267
AOL Inc *	2,893	134,872
Apple Inc	8,493	4,765,507
Applied Materials Inc	15,185	268,623
Arrow Electronics Inc *	3,904	211,792
Autodesk Inc *	1,729	87,021
Avago Technologies Ltd (Singapore)	770	40,725
Avnet Inc	5,111	225,446
AVX Corp	1,717	23,918
Booz Allen Hamilton Holding Corp	75	1,436
Broadcom Corp ‘A’	11,982	355,266
Brocade Communications Systems Inc *	16,564	146,923
CA Inc	12,220	411,203
CDW Corp	629	14,693
Cisco Systems Inc	199,008	4,467,730
CommScope Holding Co Inc *	603	11,409
Computer Sciences Corp	5,600	312,928
Compuware Corp	7,977	89,422
CoreLogic Inc *	3,565	126,664
Corning Inc	54,943	979,084
Diebold Inc	2,381	78,597
Dolby Laboratories Inc ‘A’ *	1,035	39,910
DST Systems Inc	223	20,235
EchoStar Corp ‘A’ *	1,517	75,425
Electronic Arts Inc *	2,626	60,240
EMC Corp	39,125	983,994
Fairchild Semiconductor International Inc *	4,762	63,573
Fidelity National Information Services Inc	9,840	528,211
FireEye Inc *	142	6,193
First Solar Inc *	2,530	138,239
FLIR Systems Inc	1,626	48,943
Freescale Semiconductor Ltd * (Bermuda)	1,131	18,153
Harris Corp	3,375	235,609
Hewlett-Packard Co	72,398	2,025,696
Ingram Micro Inc ‘A’ *	5,686	133,394
Intel Corp	173,075	4,493,027
Jabil Circuit Inc	7,561	131,864
JDS Uniphase Corp *	2,026	26,297
Juniper Networks Inc *	15,380	347,127

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-44

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
KLA-Tencor Corp	6,182	$398,492
Lam Research Corp *	4,647	253,029
Leidos Holdings Inc	2,727	126,778
Lender Processing Services Inc	498	18,615
Lexmark International Inc ‘A’	2,355	83,650
LSI Corp	18,127	199,759
Marvell Technology Group Ltd (Bermuda)	14,718	211,645
Micron Technology Inc *	38,374	835,018
MICROS Systems Inc *	2,498	143,310
Motorola Solutions Inc	487	32,872
Nuance Communications Inc *	9,754	148,261
NVIDIA Corp	21,540	345,071
ON Semiconductor Corp *	841	6,930
Paychex Inc	1,224	55,729
Polycom Inc *	6,455	72,490
Riverbed Technology Inc *	338	6,111
Rovi Corp *	3,420	67,340
SanDisk Corp	4,597	324,272
Science Applications International Corp	1,566	51,788
Silicon Laboratories Inc *	208	9,008
Skyworks Solutions Inc *	1,203	34,358
Stratasys Ltd * (Israel)	581	78,261
Symantec Corp	7,069	166,687
Synopsys Inc *	5,734	232,628
Tech Data Corp *	1,412	72,859
Teradyne Inc *	7,117	125,402
Total System Services Inc	1,392	46,326
Twitter Inc *	743	47,292
VeriFone Systems Inc *	4,060	108,889
Vishay Intertechnology Inc *	4,921	65,252
Western Digital Corp	7,871	660,377
Xerox Corp	45,753	556,814
Yahoo! Inc *	33,312	1,347,137
Zebra Technologies Corp ‘A’ *	1,734	93,775
Zynga Inc ‘A’ *	21,808	82,870

		30,932,585

Materials - 2.8%

Air Products & Chemicals Inc	7,760	867,413
Albemarle Corp	1,883	119,363
Alcoa Inc	39,853	423,637
Allegheny Technologies Inc	4,029	143,553
Aptargroup Inc	753	51,061
Ashland Inc	2,946	285,880
Avery Dennison Corp	2,539	127,432
Bemis Co Inc	2,157	88,351
Cabot Corp	2,383	122,486
Carpenter Technology Corp	1,729	107,544
CF Industries Holdings Inc	2,210	515,018
Cliffs Natural Resources Inc	5,713	149,738
Crown Holdings Inc *	787	35,077
Cytec Industries Inc	1,362	126,884
Domtar Corp	1,233	116,321
Freeport-McMoRan Copper & Gold Inc	38,521	1,453,783
Greif Inc ‘A’	951	49,832
Huntsman Corp	7,209	177,341
International Paper Co	2,326	114,044
Kronos Worldwide Inc	764	14,554
MeadWestvaco Corp	6,598	243,664
Newmont Mining Corp	18,343	422,439
Nucor Corp	11,839	631,966
Owens-Illinois Inc *	2,534	90,667
PPG Industries Inc	480	91,037
Reliance Steel & Aluminum Co	2,860	216,902
Rock Tenn Co ‘A’	753	79,073
Rockwood Holdings Inc	747	53,724
Royal Gold Inc	1,790	82,465
RPM International Inc	311	12,910
Sigma-Aldrich Corp	245	23,032
Sonoco Products Co	3,777	157,576
Steel Dynamics Inc	8,224	160,697

	Shares	Value
Tahoe Resources Inc (NYSE) * (Canada)	2,786	$46,359
The Dow Chemical Co	39,147	1,738,127
The Mosaic Co	11,180	528,479
United States Steel Corp	5,385	158,858
Vulcan Materials Co	4,845	287,890
Westlake Chemical Corp	104	12,695
WR Grace & Co *	365	36,088

		10,163,960

Telecommunication Services - 2.4%

AT&T Inc ‡	200,331	7,043,638
CenturyLink Inc	22,687	722,581
Frontier Communications Corp	37,224	173,091
Intelsat SA * (Luxembourg)	766	17,266
Level 3 Communications Inc *	4,029	133,642
Sprint Corp *	25,964	279,113
T-Mobile US Inc *	7,053	237,263
Telephone & Data Systems Inc	3,519	90,720
United States Cellular Corp	465	19,446
Windstream Holdings Inc	1,198	9,560

		8,726,320

Utilities - 5.4%

AES Corp	23,141	335,776
AGL Resources Inc	4,407	208,143
Alliant Energy Corp	4,136	213,418
Ameren Corp	9,043	326,995
American Electric Power Co Inc	18,105	846,228
American Water Works Co Inc	6,624	279,930
Aqua America Inc	794	18,730
Atmos Energy Corp	3,379	153,474
Calpine Corp *	13,020	254,020
CenterPoint Energy Inc	15,969	370,161
CMS Energy Corp	9,947	266,281
Consolidated Edison Inc	10,911	603,160
Dominion Resources Inc	21,515	1,391,805
DTE Energy Co	6,482	430,340
Duke Energy Corp	26,282	1,813,721
Edison International	12,138	561,989
Entergy Corp	6,640	420,113
Exelon Corp	31,878	873,138
FirstEnergy Corp	15,581	513,861
Great Plains Energy Inc	5,738	139,089
Hawaiian Electric Industries Inc	3,681	95,927
Integrys Energy Group Inc	2,952	160,618
MDU Resources Group Inc	7,042	215,133
National Fuel Gas Co	2,744	195,922
NextEra Energy Inc	15,815	1,354,080
NiSource Inc	11,629	382,362
Northeast Utilities	11,722	496,896
NRG Energy Inc	12,019	345,186
OGE Energy Corp	7,390	250,521
ONEOK Inc	449	27,919
Pepco Holdings Inc	9,272	177,373
PG&E Corp	16,472	663,492
Pinnacle West Capital Corp	4,100	216,972
PPL Corp	23,532	708,078
Public Service Enterprise Group Inc	18,849	603,922
Questar Corp	5,691	130,836
SCANA Corp	5,201	244,083
Sempra Energy	9,073	814,392
TECO Energy Inc	8,120	139,989
The Southern Co	32,416	1,332,622
UGI Corp	4,247	176,081
Vectren Corp	3,073	109,092
Westar Energy Inc	4,734	152,293
Wisconsin Energy Corp	8,524	352,382
Xcel Energy Inc	18,526	517,616

		19,884,159

Total Common Stocks (Cost $269,223,793)		346,394,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-45

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
EXCHANGE-TRADED FUND - 1.6%

iShares Russell 1000 Value	62,417	$5,877,185

Total Exchange-Traded Fund (Cost $5,226,568)		5,877,185

	Principal Amount

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $12,012,019; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $12,254,289)	$12,012,019	12,012,019

Total Short-Term Investment (Cost $12,012,019)		12,012,019

TOTAL INVESTMENTS - 99.9% (Cost $286,462,380)		364,283,740

OTHER ASSETS & LIABILITIES, NET - 0.1%		534,698

NET ASSETS - 100.0%		$364,818,438

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	27.5%
Energy	14.3%
Health Care	12.3%
Industrials	10.0%
Information Technology	8.5%
Consumer Discretionary	6.2%
Consumer Staples	5.6%
Utilities	5.4%
Short-Term Investment	3.3%
Others (each less than 3.0%)	6.8%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2013, an investment with a value of $1,188,408 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/14)	136	$298,467

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$346,394,536	$346,394,536	$-	$-
	Exchange-Traded Fund	5,877,185	5,877,185	-	-
	Short-Term Investment	12,012,019	-	12,012,019	-
	Derivatives:
	Equity Contracts
	Futures	298,467	298,467	-	-

	Total	$364,582,207	$352,570,188	$12,012,019	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-46

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

EXCO Resources Inc Exp 01/09/14 *	5,309	$849

Total Rights (Cost $0)		849

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp 04/15/16 *	382	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 95.0%

Consumer Discretionary - 15.9%

1-800-Flowers.com Inc ‘A’ *	1,423	7,698
Aeropostale Inc *	5,951	54,095
AFC Enterprises Inc *	1,780	68,530
America’s Car-Mart Inc *	465	19,637
American Axle & Manufacturing Holdings Inc *	3,487	71,309
American Public Education Inc *	1,335	58,032
ANN Inc *	3,536	129,276
Arctic Cat Inc	979	55,783
Asbury Automotive Group Inc *	2,062	110,812
Ascent Capital Group Inc ‘A’ *	144	12,321
Barnes & Noble Inc *	183	2,736
Beazer Homes USA Inc *	1,081	26,398
Big 5 Sporting Goods Corp	1,272	25,211
BJ’s Restaurants Inc *	1,835	56,995
Bloomin’ Brands Inc *	4,147	99,569
Blue Nile Inc *	938	44,170
Blyth Inc	748	8,138
Bob Evans Farms Inc	222	11,231
Boyd Gaming Corp *	5,294	59,610
Bravo Brio Restaurant Group Inc *	1,379	22,436
Bright Horizons Family Solutions Inc *	902	33,139
Brown Shoe Co Inc	1,997	56,196
Brunswick Corp	6,425	295,936
Buffalo Wild Wings Inc *	1,407	207,110
Burlington Stores Inc *	637	20,384
Caesars Entertainment Corp *	2,734	58,890
Capella Education Co	822	54,614
Carmike Cinemas Inc *	491	13,669
Carriage Services Inc	1,190	23,241
Cavco Industries Inc *	481	33,045
CEC Entertainment Inc	1,347	59,645
Christopher & Banks Corp *	2,758	23,553
Churchill Downs Inc	1,029	92,250
Chuy’s Holdings Inc *	1,227	44,197
Citi Trends Inc *	67	1,139
ClubCorp Holdings Inc	738	13,092
Conn’s Inc *	1,684	132,682
Cooper Tire & Rubber Co	576	13,847
Core-Mark Holding Co Inc	112	8,504
Costa Inc *	682	14,820
Cracker Barrel Old Country Store Inc	1,473	162,133
Crocs Inc *	5,688	90,553
Crown Media Holdings Inc ‘A’ *	506	1,786
Culp Inc	558	11,411
Cumulus Media Inc ‘A’ *	5,102	39,438
Dana Holding Corp	929	18,227

	Shares	Value
Del Frisco’s Restaurant Group Inc *	336	$7,920
Denny’s Corp *	5,376	38,653
Destination Maternity Corp	918	27,430
Diamond Resorts International Inc *	693	12,793
DineEquity Inc	658	54,976
Diversified Restaurant Holdings Inc *	800	3,816
Dorman Products Inc *	1,888	105,860
Drew Industries Inc	1,717	87,910
Education Management Corp *	1,836	18,525
Einstein Noah Restaurant Group Inc	463	6,714
Entravision Communications Corp ‘A’	4,192	25,529
Ethan Allen Interiors Inc	1,618	49,220
EveryWare Global Inc *	700	5,796
Express Inc *	6,386	119,227
Fiesta Restaurant Group Inc *	1,681	87,815
Five Below Inc *	2,456	106,099
Fox Factory Holding Corp *	380	6,696
Francesca’s Holdings Corp *	3,336	61,416
G-III Apparel Group Ltd *	949	70,027
Genesco Inc *	1,291	94,320
Gentherm Inc *	2,489	66,730
Global Sources Ltd * (Bermuda)	192	1,561
Gordmans Stores Inc	161	1,235
Grand Canyon Education Inc *	3,406	148,502
Gray Television Inc *	245	3,646
Haverty Furniture Cos Inc	334	10,454
Hemisphere Media Group Inc *	615	7,300
Hibbett Sports Inc *	1,947	130,858
Hillenbrand Inc	4,124	121,328
Houghton Mifflin Harcourt Co *	1,080	18,317
Hovnanian Enterprises Inc ‘A’ *	6,042	39,998
HSN Inc	2,535	157,931
Iconix Brand Group Inc *	1,806	71,698
Ignite Restaurant Group Inc *	582	7,275
Interval Leisure Group Inc	2,949	91,124
iRobot Corp *	2,110	73,365
ITT Educational Services Inc *	1,743	58,530
Jack in the Box Inc *	2,659	133,003
Jamba Inc *	1,286	15,985
Jos A Bank Clothiers Inc *	314	17,185
JTH Holding Inc ‘A’ *	294	7,144
K12 Inc *	2,063	44,870
KB Home	6,291	115,000
Kirkland’s Inc *	745	17,634
Krispy Kreme Doughnuts Inc *	4,907	94,656
La-Z-Boy Inc	1,031	31,961
LGI Homes Inc *	379	6,742
Libbey Inc *	1,592	33,432
Life Time Fitness Inc *	1,697	79,759
LifeLock Inc *	4,524	74,239
Lincoln Educational Services Corp	523	2,605
Lithia Motors Inc ‘A’	1,666	115,654
Loral Space & Communications Inc *	975	78,956
Lumber Liquidators Holdings Inc *	2,061	212,056
M/I Homes Inc *	537	13,667
Mac-Gray Corp	105	2,229
Marine Products Corp	738	7,417
Matthews International Corp ‘A’	922	39,286
Mattress Firm Holding Corp *	1,017	43,772
MDC Holdings Inc *	618	19,924
MDC Partners Inc ‘A’ (Canada)	972	24,796
Meritage Homes Corp *	2,246	107,786
Monarch Casino & Resort Inc *	385	7,731
Monro Muffler Brake Inc	2,346	132,221
Morgans Hotel Group Co *	896	7,284
Movado Group Inc	73	3,213
Multimedia Games Holding Co Inc *	2,151	67,455
Nathan’s Famous Inc *	212	10,687
National CineMedia Inc	1,353	27,006
Nautilus Inc *	2,353	19,836

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-47

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
New York & Co Inc *	1,214	$5,305
Nexstar Broadcasting Group Inc ‘A’	2,205	122,885
Noodles & Co *	359	12,895
Nutrisystem Inc	2,167	35,626
Office Depot Inc *	4,674	24,725
Orbitz Worldwide Inc *	1,850	13,283
Outerwall Inc *	2,110	141,940
Overstock.com Inc *	827	25,463
Oxford Industries Inc	1,006	81,154
Pacific Sunwear of California Inc *	2,945	9,836
Papa John’s International Inc	2,398	108,869
Penske Automotive Group Inc	718	33,861
PetMed Express Inc	1,480	24,612
Pier 1 Imports Inc	7,106	164,007
Pinnacle Entertainment Inc *	3,833	99,620
Pool Corp	3,496	203,257
Potbelly Corp *	497	12,067
Quiksilver Inc *	7,222	63,337
ReachLocal Inc *	807	10,257
Red Robin Gourmet Burgers Inc *	924	67,951
Rentrak Corp *	746	28,266
Restoration Hardware Holdings Inc *	1,323	89,038
RetailMeNot Inc *	523	15,057
RG Barry Corp	53	1,023
Ruth’s Hospitality Group Inc	2,715	38,580
Saga Communications Inc ‘A’	96	4,829
Scientific Games Corp ‘A’ *	2,708	45,846
Sears Hometown & Outlet Stores Inc *	432	11,016
Select Comfort Corp *	3,915	82,567
SFX Entertainment Inc *	713	8,556
Shutterfly Inc *	2,850	145,151
Sinclair Broadcast Group Inc ‘A’	5,141	183,688
Smith & Wesson Holding Corp *	4,194	56,577
Sonic Automotive Inc ‘A’	758	18,556
Sonic Corp *	3,335	67,334
Sotheby’s	5,124	272,597
Standard Motor Products Inc	1,075	39,560
Stein Mart Inc	1,116	15,010
Steiner Leisure Ltd * (Bahamas)	338	16,626
Steven Madden Ltd *	4,510	165,021
Stoneridge Inc *	1,820	23,205
Strayer Education Inc *	825	28,438
Sturm Ruger & Co Inc	1,449	105,907
Tenneco Inc *	4,566	258,299
Texas Roadhouse Inc	4,671	129,854
The Bon-Ton Stores Inc	962	15,661
The Buckle Inc	2,086	109,640
The Cato Corp ‘A’	425	13,515
The Cheesecake Factory Inc	3,994	192,790
The Children’s Place Retail Stores Inc *	596	33,954
The Container Store Group Inc *	597	27,826
The Finish Line Inc ‘A’	1,274	35,889
The McClatchy Co ‘A’ *	3,806	12,940
The Ryland Group Inc	3,471	150,676
The Wet Seal Inc ‘A’ *	6,741	18,403
Tile Shop Holdings Inc *	1,395	25,208
Tilly’s Inc ‘A’ *	710	8,130
Tower International Inc *	441	9,437
TRI Pointe Homes Inc *	66	1,315
Tumi Holdings Inc *	3,583	80,797
UCP Inc ‘A’ *	219	3,206
Universal Electronics Inc *	104	3,963
Vail Resorts Inc	2,698	202,971
Valuevision Media Inc ‘A’ *	2,621	18,321
Vera Bradley Inc *	1,638	39,378
Vince Holding Corp *	410	12,575
Vitacost.com Inc *	1,767	10,231
Vitamin Shoppe Inc *	2,275	118,323
WCI Communities Inc *	324	6,185
Weyco Group Inc	22	647

	Shares	Value
William Lyon Homes ‘A’ *	1,058	$23,424
Winmark Corp	171	15,838
Winnebago Industries Inc *	2,094	57,480
Wolverine World Wide Inc	7,532	255,787
World Wrestling Entertainment Inc ‘A’	225	3,731
Zumiez Inc *	1,597	41,522

		10,744,587

Consumer Staples - 4.6%

Alico Inc	207	8,046
Annie’s Inc *	1,036	44,590
Arden Group Inc ‘A’	91	11,512
B&G Foods Inc	3,966	134,487
Boulder Brands Inc *	4,206	66,707
Cal-Maine Foods Inc	942	56,737
Calavo Growers Inc	925	27,991
Casey’s General Stores Inc	2,876	202,039
Central Garden & Pet Co ‘A’ *	408	2,754
Coca-Cola Bottling Co Consolidated	355	25,983
Craft Brew Alliance Inc *	327	5,369
Darling International Inc *	3,181	66,419
Elizabeth Arden Inc *	1,618	57,358
Fairway Group Holdings Corp *	522	9,459
Farmer Bros Co *	470	10,932
Harris Teeter Supermarkets Inc	427	21,073
Inter Parfums Inc	867	31,047
Inventure Foods Inc *	1,017	13,485
J&J Snack Foods Corp	1,118	99,044
Lancaster Colony Corp	1,385	122,088
Lifevantage Corp *	7,549	12,456
Lifeway Foods Inc	317	5,066
Limoneira Co	759	20,182
Medifast Inc *	1,048	27,384
National Beverage Corp *	862	17,378
Natural Grocers by Vitamin Cottage Inc *	670	28,442
Oil-Dri Corp of America	81	3,065
Omega Protein Corp *	111	1,364
Orchids Paper Products Co	402	13,202
Pilgrim’s Pride Corp *	4,531	73,629
PriceSmart Inc	1,415	163,489
Revlon Inc ‘A’ *	303	7,563
Rite Aid Corp *	33,257	168,280
Sanderson Farms Inc	1,727	124,914
Seaboard Corp *	2	5,590
Snyders-Lance Inc	552	15,853
Spectrum Brands Holdings Inc	1,614	113,868
Star Scientific Inc *	12,674	14,702
SUPERVALU Inc *	11,286	82,275
Susser Holdings Corp *	1,351	88,477
Synutra International Inc *	1,251	11,109
The Boston Beer Co Inc ‘A’ *	618	149,426
The Chefs’ Warehouse Inc *	1,252	36,508
The Female Health Co	1,658	14,093
The Hain Celestial Group Inc *	2,882	261,628
The Pantry Inc *	104	1,745
Tootsie Roll Industries Inc	1,358	44,189
TreeHouse Foods Inc *	1,773	122,195
United Natural Foods Inc *	3,698	278,792
USANA Health Sciences Inc *	454	34,313
Vector Group Ltd	3,543	57,999
Village Super Market Inc ‘A’	318	9,861
WD-40 Co	1,155	86,255

		3,112,412

Energy - 3.6%

Abraxas Petroleum Corp *	6,232	20,441
Adams Resources & Energy Inc	16	1,096
Amyris Inc *	2,196	11,617
Apco Oil and Gas International Inc * (Cayman)	108	1,684
Approach Resources Inc *	1,475	28,453

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-48

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Athlon Energy Inc *	522	$15,790
Bill Barrett Corp *	1,075	28,788
Bonanza Creek Energy Inc *	2,205	95,851
CARBO Ceramics Inc	641	74,696
Carrizo Oil & Gas Inc *	2,917	130,594
Clean Energy Fuels Corp *	5,214	67,156
Contango Oil & Gas Co *	171	8,081
Crosstex Energy Inc	3,281	118,641
Delek US Holdings Inc	1,827	62,867
Diamondback Energy Inc *	1,454	76,858
EPL Oil & Gas Inc *	735	20,947
Evolution Petroleum Corp	1,296	15,993
EXCO Resources Inc	5,309	28,191
Forest Oil Corp *	1,118	4,036
Forum Energy Technologies Inc *	1,480	41,825
FX Energy Inc *	4,134	15,130
Gastar Exploration Ltd *	4,204	29,092
Geospace Technologies Corp *	966	91,606
Global Geophysical Services Inc *	153	246
Goodrich Petroleum Corp *	2,378	40,474
Hornbeck Offshore Services Inc *	137	6,745
ION Geophysical Corp *	2,365	7,805
Isramco Inc *	66	8,385
Jones Energy Inc ‘A’ *	351	5,082
KiOR Inc ‘A’ *	3,547	5,959
Kodiak Oil & Gas Corp * (Canada)	19,918	223,281
Magnum Hunter Resources Corp *	4,095	29,934
Matrix Service Co *	311	7,610
Newpark Resources Inc *	5,185	63,724
Nuverra Environmental Solutions Inc *	52	865
Panhandle Oil & Gas Inc ‘A’	495	16,538
PetroQuest Energy Inc *	4,053	17,509
PHI Inc *	57	2,474
Quicksilver Resources Inc *	1,521	4,669
Renewable Energy Group Inc *	349	4,000
Rentech Inc *	9,967	17,442
REX American Resources Corp *	44	1,967
Rex Energy Corp *	3,372	66,462
RigNet Inc *	892	42,754
Rosetta Resources Inc *	4,583	220,167
Sanchez Energy Corp *	203	4,976
SEACOR Holdings Inc *	118	10,762
SemGroup Corp ‘A’	2,956	192,820
Solazyme Inc *	3,686	40,141
Synergy Resources Corp *	3,833	35,494
Targa Resources Corp	2,475	218,221
TGC Industries Inc *	1,121	8,183
Triangle Petroleum Corp *	962	8,004
Ur-Energy Inc * (Canada)	1,744	2,407
Uranium Energy Corp *	6,665	13,330
Vaalco Energy Inc *	2,250	15,502
Western Refining Inc	2,305	97,755
ZaZa Energy Corp *	1,275	1,218

		2,432,338

Financials - 6.9%

Acadia Realty Trust REIT	778	19,318
Alexander’s Inc REIT	160	52,800
Ambac Financial Group Inc *	667	16,382
American Equity Investment Life Holding Co	350	9,233
American Realty Capital Properties Inc REIT	1,971	25,347
Amtrust Financial Services Inc	1,863	60,901
Argo Group International Holdings Ltd (Bermuda)	672	31,241
Aviv REIT Inc	83	1,967
Bank of the Ozarks Inc	1,660	93,939
BGC Partners Inc ‘A’	9,477	57,431
BofI Holding Inc *	903	70,822
Capitala Finance Corp	51	1,015
Cascade Bancorp *	15	78

	Shares	Value
Cohen & Steers Inc	1,428	$57,206
Consumer Portfolio Services Inc *	830	7,794
CoreSite Realty Corp REIT	1,573	50,635
Crawford & Co ‘B’	788	7,281
Credit Acceptance Corp *	539	70,065
Diamond Hill Investment Group Inc	214	25,325
DuPont Fabros Technology Inc REIT	2,020	49,914
Eastern Insurance Holdings Inc	74	1,812
EastGroup Properties Inc REIT	2,129	123,333
eHealth Inc *	1,373	63,831
Empire State Realty Trust Inc ‘A’ REIT	1,210	18,513
Employers Holdings Inc	1,610	50,956
Encore Capital Group Inc *	1,459	73,329
Enstar Group Ltd * (Bermuda)	246	34,172
Essent Group Ltd * (Bermuda)	270	6,496
Evercore Partners Inc ‘A’	2,379	142,217
Financial Engines Inc	3,671	255,061
First Cash Financial Services Inc *	2,193	135,615
First Federal Bancshares of Arkansas Inc *	79	687
First Financial Bankshares Inc	1,604	106,377
Forestar Group Inc *	285	6,062
FXCM Inc ‘A’	2,773	49,470
GAMCO Investors Inc ‘A’	458	39,832
Glimcher Realty Trust REIT	9,746	91,223
Greenhill & Co Inc	2,120	122,833
Greenlight Capital Re Ltd ‘A’ * (Cayman)	526	17,731
Hallmark Financial Services Inc *	94	835
Hannon Armstrong Sustainable Infrastructure Capital Inc	1,134	15,831
HCI Group Inc	734	39,269
Health Insurance Innovations Inc ‘A’ *	329	3,326
Healthcare Realty Trust Inc REIT	2,786	59,370
HFF Inc ‘A’ *	2,122	56,976
Highwoods Properties Inc REIT	2,087	75,487
Home BancShares Inc	877	32,756
ICG Group Inc *	178	3,316
Infinity Property & Casualty Corp	429	30,781
Inland Real Estate Corp REIT	5,592	58,828
INTL. FCStone Inc *	313	5,803
Investors Bancorp Inc	446	11,411
Investors Real Estate Trust REIT	491	4,213
KCG Holdings Inc ‘A’ *	2,353	28,142
Kennedy-Wilson Holdings Inc	428	9,523
Ladenburg Thalmann Financial Services Inc *	7,831	24,511
LTC Properties Inc REIT	2,252	79,698
Maiden Holdings Ltd (Bermuda)	447	4,886
Main Street Capital Corp	192	6,276
MarketAxess Holdings Inc	2,819	188,507
Meadowbrook Insurance Group Inc	218	1,517
Meridian Interstate Bancorp Inc *	48	1,084
MGIC Investment Corp *	13,400	113,096
National Health Investors Inc REIT	2,188	122,747
National Interstate Corp	125	2,875
Northfield Bancorp Inc	1,015	13,398
Oritani Financial Corp	1,078	17,302
Penns Woods Bancorp Inc	18	918
Physicians Realty Trust REIT	315	4,013
Portfolio Recovery Associates Inc *	3,809	201,268
Potlatch Corp REIT	3,040	126,890
PS Business Parks Inc REIT	1,460	111,573
Pzena Investment Management Inc ‘A’	826	9,714
Radian Group Inc	3,584	50,606
RE/MAX Holdings Inc ‘A’ *	283	9,076
Regional Management Corp *	198	6,718
Rexford Industrial Realty Inc REIT	397	5,240
Ryman Hospitality Properties Inc REIT	2,142	89,493
Sabra Health Care REIT Inc	1,171	30,610
Saul Centers Inc REIT	601	28,686
Silvercrest Asset Management Group Inc ‘A’	116	1,978

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-49

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Sovran Self Storage Inc REIT	2,144	$139,724
Springleaf Holdings Inc *	796	20,123
Strategic Hotels & Resorts Inc REIT *	11,447	108,174
Sun Communities Inc REIT	2,700	115,128
Tejon Ranch Co *	976	35,878
The Geo Group Inc REIT	2,219	71,496
Third Point Reinsurance Ltd * (Bermuda)	523	9,691
Tower Group International Ltd (Bermuda)	314	1,061
Tree.com Inc *	296	9,721
UMH Properties Inc REIT	199	1,875
United Fire Group Inc	121	3,468
Universal Health Realty Income Trust REIT	852	34,131
Universal Insurance Holdings Inc	195	2,824
Urstadt Biddle Properties Inc ‘A’ REIT	1,301	24,003
Virtus Investment Partners Inc *	506	101,225
Washington REIT	1,442	33,685
Westwood Holdings Group Inc	528	32,688
Winthrop Realty Trust REIT	226	2,497
WisdomTree Investments Inc *	7,530	133,356
World Acceptance Corp *	652	57,070
ZAIS Financial Corp REIT	421	6,749

		4,681,358

Health Care - 20.1%

Abaxis Inc *	1,673	66,953
ABIOMED Inc *	2,897	77,466
Acadia Healthcare Co Inc *	2,659	125,850
ACADIA Pharmaceuticals Inc *	4,960	123,950
Accelerate Diagnostics Inc *	862	10,516
Acceleron Pharma Inc *	412	16,315
Accretive Health Inc *	4,462	40,872
Accuray Inc *	5,620	48,950
AcelRx Pharmaceuticals Inc *	1,769	20,007
Achillion Pharmaceuticals Inc *	7,327	24,326
Acorda Therapeutics Inc *	3,029	88,447
Addus HomeCare Corp *	42	943
Aegerion Pharmaceuticals Inc *	2,159	153,203
Aerie Pharmaceuticals Inc *	460	8,262
Agios Pharmaceuticals Inc *	467	11,185
Air Methods Corp *	2,917	170,149
Akorn Inc *	4,358	107,338
Align Technology Inc *	5,485	313,468
Alimera Sciences Inc *	1,211	5,704
Alliance HealthCare Services Inc *	140	3,464
Alnylam Pharmaceuticals Inc *	4,107	264,203
AMAG Pharmaceuticals Inc *	1,634	39,657
Amicus Therapeutics Inc *	2,542	5,974
AMN Healthcare Services Inc *	3,495	51,377
Ampio Pharmaceuticals Inc *	2,414	17,212
Amsurg Corp *	686	31,501
Anacor Pharmaceuticals Inc *	1,920	32,218
Analogic Corp	413	36,575
Anika Therapeutics Inc *	535	20,416
Antares Pharma Inc *	8,522	38,179
Aratana Therapeutics Inc *	411	7,850
Arena Pharmaceuticals Inc *	14,354	83,971
Arqule Inc *	4,445	9,557
Array BioPharma Inc *	9,240	46,292
ArthroCare Corp *	1,721	69,253
athenahealth Inc *	2,756	370,682
AtriCure Inc *	1,583	29,570
Atrion Corp	118	34,958
Auxilium Pharmaceuticals Inc *	3,733	77,422
AVANIR Pharmaceuticals Inc ‘A’ *	10,990	36,926
Bio-Reference Labs Inc *	1,853	47,326
BioDelivery Sciences International Inc *	2,305	13,576
Biolase Inc *	2,673	7,565
BioScrip Inc *	996	7,370
Biotime Inc *	2,684	9,662
Bluebird Bio Inc *	459	9,630

	Shares	Value
Cadence Pharmaceuticals Inc *	4,671	$42,273
Cambrex Corp *	1,101	19,631
Cantel Medical Corp	2,449	83,046
Capital Senior Living Corp *	2,173	52,130
Cardiovascular Systems Inc *	1,842	63,162
Cell Therapeutics Inc *	9,625	18,480
Celldex Therapeutics Inc *	6,254	151,409
Cellular Dynamics International Inc *	226	3,731
Cempra Inc *	1,477	18,300
Centene Corp *	4,084	240,752
Cepheid Inc *	5,033	235,142
Cerus Corp *	5,278	34,043
Chelsea Therapeutics International Ltd *	5,825	25,805
Chemed Corp	1,324	101,445
ChemoCentryx Inc *	1,955	11,319
Chimerix Inc *	667	10,078
Chindex International Inc *	183	3,190
Clovis Oncology Inc *	1,346	81,123
Computer Programs & Systems Inc	838	51,797
Conatus Pharmaceuticals Inc *	494	3,186
Corcept Therapeutics Inc *	4,220	13,588
Coronado Biosciences Inc *	1,869	4,915
Corvel Corp *	864	40,349
CryoLife Inc	144	1,597
Curis Inc *	5,074	14,309
Cyberonics Inc *	2,072	135,737
Cynosure Inc ‘A’ *	510	13,607
Cytokinetics Inc *	1,649	10,719
Cytori Therapeutics Inc *	3,913	10,056
Dendreon Corp *	11,967	35,781
Depomed Inc *	4,277	45,251
DexCom Inc *	5,302	187,744
Durata Therapeutics Inc *	1,029	13,161
Dyax Corp *	9,160	68,975
Dynavax Technologies Corp *	17,319	33,945
Emergent Biosolutions Inc *	340	7,817
Emeritus Corp *	3,061	66,209
Enanta Pharmaceuticals Inc *	295	8,048
Endocyte Inc *	2,332	24,929
Endologix Inc *	4,691	81,811
Epizyme Inc *	470	9,776
Esperion Therapeutics Inc *	317	4,356
Exact Sciences Corp *	5,327	62,273
Exactech Inc *	128	3,041
ExamWorks Group Inc *	2,260	67,506
Exelixis Inc *	13,741	84,232
Fibrocell Science Inc *	1,734	7,040
Fluidigm Corp *	1,896	72,655
Foundation Medicine Inc *	441	10,505
Furiex Pharmaceuticals Inc *	502	21,089
Galena Biopharma Inc *	7,619	37,790
GenMark Diagnostics Inc *	2,707	36,030
Genomic Health Inc *	1,263	36,968
Gentiva Health Services Inc *	2,385	29,598
Globus Medical Inc ‘A’ *	4,084	82,415
GTx Inc *	1,875	3,094
Haemonetics Corp *	3,834	161,526
Halozyme Therapeutics Inc *	6,646	99,624
Hanger Inc *	1,137	44,730
Harvard Apparatus Regenerative Technology Inc *	28	133
Harvard Bioscience Inc *	112	526
HealthSouth Corp	5,481	182,627
HealthStream Inc *	1,524	49,942
Healthways Inc *	1,707	26,202
HeartWare International Inc *	1,226	115,195
Hi-Tech Pharmacal Co Inc *	300	13,017
HMS Holdings Corp *	6,574	149,427
Horizon Pharma Inc *	2,054	15,651
Hyperion Therapeutics Inc *	641	12,961

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-50

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
ICU Medical Inc *	888	$56,575
Idenix Pharmaceuticals Inc *	6,652	39,779
ImmunoGen Inc *	4,831	70,871
Immunomedics Inc *	5,246	24,132
Infinity Pharmaceuticals Inc *	3,627	50,089
Insmed Inc *	2,614	44,464
Insulet Corp *	4,010	148,771
Insys Therapeutics Inc *	387	14,981
Integra LifeSciences Holdings Corp *	933	44,513
Intercept Pharmaceuticals Inc *	542	37,008
InterMune Inc *	6,234	91,827
Intrexon Corp *	733	17,445
IPC The Hospitalist Co Inc *	1,251	74,297
Ironwood Pharmaceuticals Inc ‘A’ *	6,953	80,724
Isis Pharmaceuticals Inc *	8,420	335,453
KaloBios Pharmaceuticals Inc *	985	4,354
Karyopharm Therapeutics Inc *	502	11,506
Keryx Biopharmaceuticals Inc *	6,112	79,150
KYTHERA Biopharmaceuticals Inc *	891	33,190
Landauer Inc	721	37,932
Lannett Co Inc *	1,413	46,770
LDR Holding Corp *	276	6,514
Lexicon Pharmaceuticals Inc *	16,004	28,807
Ligand Pharmaceuticals Inc ‘B’ *	1,328	69,853
Luminex Corp *	2,819	54,689
MacroGenics Inc *	369	10,122
MannKind Corp *	11,272	58,727
Masimo Corp *	3,646	106,573
MedAssets Inc *	4,565	90,524
Medical Action Industries Inc *	413	3,535
Medidata Solutions Inc *	4,026	243,855
MEI Pharma Inc *	872	6,985
Merge Healthcare Inc *	5,104	11,841
Meridian Bioscience Inc	3,094	82,084
Merrimack Pharmaceuticals Inc *	7,215	38,528
MiMedx Group Inc *	6,770	59,170
Molina Healthcare Inc *	2,119	73,635
Momenta Pharmaceuticals Inc *	2,987	52,810
MWI Veterinary Supply Inc *	958	163,425
Nanosphere Inc *	4,247	9,726
National Research Corp ‘A’ *	188	3,538
National Research Corp ‘B’	93	3,228
Natus Medical Inc *	1,351	30,398
Navidea Biopharmaceuticals Inc *	7,917	16,388
Nektar Therapeutics *	6,048	68,645
Neogen Corp *	2,683	122,613
NeoGenomics Inc *	2,626	9,506
Neurocrine Biosciences Inc *	5,050	47,167
NewLink Genetics Corp *	1,275	28,063
Novavax Inc *	13,868	71,004
NPS Pharmaceuticals Inc *	4,836	146,821
NuVasive Inc *	717	23,181
NxStage Medical Inc *	4,517	45,170
Omeros Corp *	2,272	25,651
Omnicell Inc *	1,478	37,733
OncoGenex Pharmaceutical Inc *	1,180	9,841
OncoMed Pharmaceuticals Inc *	310	9,151
Onconova Therapeutics Inc *	423	4,856
Ophthotech Corp *	569	18,407
Opko Health Inc *	14,138	119,325
Orexigen Therapeutics Inc *	7,577	42,659
Osiris Therapeutics Inc *	1,256	20,196
OvaScience Inc *	639	5,840
Owens & Minor Inc	989	36,158
Oxford Immunotec Global PLC * (United Kingdom)	348	6,744
Pacira Pharmaceuticals Inc *	2,064	118,659
PAREXEL International Corp *	4,263	192,602
PDL BioPharma Inc	10,458	88,266
Peregrine Pharmaceuticals Inc *	12,227	16,996

	Shares	Value
PhotoMedex Inc *	317	$4,105
Portola Pharmaceuticals Inc *	843	21,707
Prestige Brands Holdings Inc *	3,836	137,329
Progenics Pharmaceuticals Inc *	3,625	19,321
PTC Therapeutics Inc *	600	10,182
Puma Biotechnology Inc *	1,659	171,756
Quality Systems Inc	2,974	62,632
Questcor Pharmaceuticals Inc	3,890	211,811
Quidel Corp *	2,123	65,579
Raptor Pharmaceutical Corp *	4,511	58,733
Receptos Inc *	457	13,248
Regulus Therapeutics Inc *	854	6,311
Repligen Corp *	2,369	32,313
Repros Therapeutics Inc *	1,744	31,915
Rockwell Medical Inc *	472	4,928
Sagent Pharmaceuticals Inc *	1,426	36,192
Sangamo Biosciences Inc *	4,617	64,130
Sarepta Therapeutics Inc *	2,811	57,260
Sciclone Pharmaceuticals Inc *	3,041	15,327
Sequenom Inc *	8,759	20,496
SIGA Technologies Inc *	2,725	8,911
Skilled Healthcare Group Inc ‘A’ *	1,353	6,508
Spectranetics Corp *	3,012	75,300
Staar Surgical Co *	2,592	41,965
Stemline Therapeutics Inc *	704	13,798
STERIS Corp	4,422	212,477
Sucampo Pharmaceuticals Inc ‘A’ *	1,093	10,274
Sunesis Pharmaceuticals Inc *	2,359	11,182
Supernus Pharmaceuticals Inc *	1,207	9,101
Surgical Care Affiliates Inc *	411	14,319
SurModics Inc *	1,024	24,975
Synageva BioPharma Corp *	1,435	92,873
Synergy Pharmaceuticals Inc *	6,091	34,292
Synta Pharmaceuticals Corp *	3,697	19,372
Tandem Diabetes Care Inc *	520	13,400
Team Health Holdings Inc *	5,154	234,765
TearLab Corp *	2,197	20,520
TESARO Inc *	1,009	28,494
Tetraphase Pharmaceuticals Inc *	1,040	14,061
TG Therapeutics Inc *	1,051	4,099
The Ensign Group Inc	1,375	60,871
The Medicines Co *	4,740	183,059
The Providence Service Corp *	802	20,627
TherapeuticsMD Inc *	6,400	33,344
Thoratec Corp *	4,299	157,343
Threshold Pharmaceuticals Inc *	3,558	16,616
Triple-S Management Corp ‘B’ *	92	1,788
Unilife Corp *	7,394	32,534
US Physical Therapy Inc	915	32,263
Utah Medical Products Inc	256	14,633
Vanda Pharmaceuticals Inc *	2,512	31,174
Vascular Solutions Inc *	1,245	28,822
Verastem Inc *	1,310	14,934
Vical Inc *	4,975	5,871
ViroPharma Inc *	4,945	246,508
Vivus Inc *	7,632	69,299
Vocera Communications Inc *	1,352	21,105
Volcano Corp *	4,087	89,301
West Pharmaceutical Services Inc	5,189	254,572
XenoPort Inc *	479	2,754
XOMA Corp *	5,049	33,980
Zeltiq Aesthetics Inc *	1,340	25,339
ZIOPHARM Oncology Inc *	5,969	25,905
Zogenix Inc *	7,387	25,411

		13,572,863

Industrials - 14.6%

AAON Inc	2,091	66,807
Acacia Research Corp	1,079	15,689
Accuride Corp *	2,977	11,104

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-51

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Aceto Corp	395	$9,879
Acorn Energy Inc	1,736	7,066
Acuity Brands Inc	3,219	351,901
Aegion Corp *	336	7,355
Aircastle Ltd (Bermuda)	2,131	40,830
Albany International Corp ‘A’	332	11,929
Allegiant Travel Co	1,125	118,620
Altra Industrial Motion Corp	2,016	68,988
American Science & Engineering Inc	92	6,616
American Woodmark Corp *	762	30,122
Apogee Enterprises Inc	1,531	54,978
Applied Industrial Technologies Inc	2,908	142,754
Astronics Corp *	947	48,297
Astronics Corp ‘B’ *	177	8,983
AZZ Inc	1,910	93,323
Barrett Business Services Inc	534	49,523
Beacon Roofing Supply Inc *	3,659	147,384
Blount International Inc *	3,734	54,031
BlueLinx Holdings Inc *	2,447	4,772
Builders FirstSource Inc *	3,417	24,397
CAI International Inc *	480	11,314
Capstone Turbine Corp *	23,118	29,822
Casella Waste Systems Inc ‘A’ *	2,678	15,532
Ceco Environmental Corp	676	10,931
Celadon Group Inc	104	2,026
Cenveo Inc *	2,269	7,805
Chart Industries Inc *	2,275	217,581
CIRCOR International Inc	74	5,978
CLARCOR Inc	3,728	239,897
Coleman Cable Inc	693	18,170
Columbus McKinnon Corp *	199	5,401
Comfort Systems USA Inc	752	14,581
Commercial Vehicle Group Inc *	1,209	8,789
Cubic Corp	98	5,161
Deluxe Corp	2,480	129,431
Douglas Dynamics Inc	1,562	26,273
DXP Enterprises Inc *	707	81,446
Dycom Industries Inc *	940	26,123
Echo Global Logistics Inc *	1,349	28,977
Encore Wire Corp	181	9,810
Energy Recovery Inc *	1,357	7,545
EnerNOC Inc *	714	12,288
EnerSys	1,177	82,496
Enphase Energy Inc *	1,143	7,247
EnPro Industries Inc *	783	45,140
Erickson Air-Crane Inc *	189	3,929
ESCO Technologies Inc	570	19,528
Exponent Inc	984	76,201
Federal Signal Corp *	4,667	68,372
Flow International Corp *	708	2,860
Forward Air Corp	2,259	99,193
Franklin Covey Co *	450	8,946
Franklin Electric Co Inc	3,372	150,526
FuelCell Energy Inc *	12,102	17,064
Furmanite Corp *	1,784	18,946
G&K Services Inc ‘A’	251	15,620
GenCorp Inc *	3,594	64,764
Generac Holdings Inc	3,874	219,423
General Cable Corp	267	7,852
Global Brass & Copper Holdings Inc	125	2,069
GP Strategies Corp *	1,113	33,156
Graham Corp	757	27,472
Great Lakes Dredge & Dock Corp *	404	3,717
H&E Equipment Services Inc *	2,252	66,727
Healthcare Services Group Inc	5,121	145,283
Heartland Express Inc	2,640	51,797
HEICO Corp	4,982	288,707
Heritage-Crystal Clean Inc *	635	13,011
Herman Miller Inc	4,397	129,799
HNI Corp	3,226	125,266
Houston Wire & Cable Co	413	5,526

	Shares	Value
Hub Group Inc ‘A’ *	2,774	$110,627
Huron Consulting Group Inc *	214	13,422
Hyster-Yale Materials Handling Inc	787	73,317
InnerWorkings Inc *	3,367	26,229
Innovative Solutions & Support Inc *	1,034	7,538
Insperity Inc	1,674	60,482
Insteel Industries Inc	1,281	29,117
Interface Inc	4,442	97,546
John Bean Technologies Corp	2,158	63,294
Kaman Corp	1,311	52,086
Kforce Inc	1,873	38,322
Knight Transportation Inc	4,392	80,549
Knoll Inc	2,463	45,098
Lindsay Corp	962	79,605
LMI Aerospace Inc *	67	988
Manitex International Inc *	1,020	16,198
MasTec Inc *	4,466	146,127
Matson Inc	3,197	83,474
McGrath RentCorp	925	36,815
Mine Safety Appliances Co	2,122	108,668
Mistras Group Inc *	1,217	25,411
Mobile Mini Inc *	268	11,036
Moog Inc ‘A’ *	306	20,790
Mueller Industries Inc	2,111	133,014
Mueller Water Products Inc ‘A’	11,861	111,138
Multi-Color Corp	565	21,323
National Presto Industries Inc *	29	2,334
NCI Building Systems Inc *	1,335	23,416
Nortek Inc *	682	50,877
Odyssey Marine Exploration Inc *	5,769	11,653
Omega Flex Inc	191	3,908
On Assignment Inc *	3,430	119,776
Pacer International Inc *	249	2,057
Park-Ohio Holdings Corp *	658	34,479
Patrick Industries Inc *	512	14,812
Pendrell Corp *	1,687	3,391
Performant Financial Corp *	1,705	17,561
PGT Inc *	2,532	25,624
Pike Corp *	1,109	11,722
Ply Gem Holdings Inc *	1,088	19,617
Polypore International Inc *	3,502	136,228
Power Solutions International Inc *	163	12,241
PowerSecure International Inc *	1,641	28,176
Preformed Line Products Co	19	1,390
Primoris Services Corp	2,647	82,401
Proto Labs Inc *	1,275	90,754
Quality Distribution Inc *	513	6,582
Raven Industries Inc	2,722	111,983
RBC Bearings Inc *	1,725	122,044
Republic Airways Holdings Inc *	1,948	20,824
Revolution Lighting Technologies Inc *	1,994	6,829
Rexnord Corp *	2,301	62,150
Roadrunner Transportation Systems Inc *	694	18,703
RPX Corp *	324	5,476
Rush Enterprises Inc ‘A’ *	971	28,790
Saia Inc *	1,807	57,914
Simpson Manufacturing Co Inc	239	8,778
SkyWest Inc	193	2,862
SP Plus Corp *	760	19,790
Spirit Airlines Inc *	4,522	205,344
Standex International Corp	179	11,256
Steelcase Inc ‘A’	693	10,991
Sterling Construction Co Inc *	99	1,161
Stock Building Supply Holdings Inc *	412	7,507
Sun Hydraulics Corp	1,598	65,246
Swift Transportation Co *	6,301	139,945
TAL International Group Inc *	1,185	67,960
Taser International Inc *	3,825	60,741
Team Inc *	1,537	65,077
Teledyne Technologies Inc *	871	80,010
Tennant Co	1,381	93,646

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-52

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Tetra Tech Inc *	396	$11,080
Textainer Group Holdings Ltd (Bermuda)	549	22,081
The Advisory Board Co *	2,661	169,426
The Brink’s Co	2,546	86,920
The Corporate Executive Board Co	2,523	195,356
The ExOne Co *	440	26,602
The Gorman-Rupp Co	1,020	34,099
The KEYW Holding Corp *	962	12,929
The Middleby Corp *	1,411	338,598
Thermon Group Holdings Inc *	2,053	56,108
Titan International Inc	3,032	54,515
Trex Co Inc *	1,291	102,673
Trimas Corp *	3,374	134,589
TrueBlue Inc *	3,043	78,449
UniFirst Corp	603	64,521
Universal Truckload Services Inc	417	12,723
US Ecology Inc	1,615	60,062
USG Corp *	5,188	147,235
UTi Worldwide Inc (United Kingdom)	4,842	85,025
Wabash National Corp *	398	4,915
WageWorks Inc *	1,873	111,331
Watsco Inc	1,930	185,396
Watts Water Technologies Inc ‘A’	152	9,404
Werner Enterprises Inc	979	24,211
Wesco Aircraft Holdings Inc *	682	14,949
West Corp	1,066	27,407
Woodward Inc	5,161	235,393
Xerium Technologies Inc *	858	14,148
XPO Logistics Inc *	599	15,748
YRC Worldwide Inc *	185	3,213

		9,896,212

Information Technology - 23.4%

ACI Worldwide Inc *	2,989	194,285
Actuate Corp *	3,352	25,844
Acxiom Corp *	1,378	50,958
ADTRAN Inc	2,880	77,789
Advanced Energy Industries Inc *	2,743	62,705
Advent Software Inc	2,443	85,481
Alliance Fiber Optic Products Inc	886	13,334
Ambarella Inc * (Cayman)	1,401	47,536
American Software Inc ‘A’	1,836	18,121
Anaren Inc *	90	2,519
Angie’s List Inc *	1,810	27,422
Anixter International Inc	1,185	106,460
Applied Micro Circuits Corp *	5,457	73,015
ARRIS Group Inc *	7,710	187,854
Aruba Networks Inc *	8,542	152,902
Aspen Technology Inc *	6,633	277,259
AVG Technologies NV * (Netherlands)	1,816	31,253
Badger Meter Inc	1,088	59,296
Bazaarvoice Inc *	2,034	16,109
Belden Inc	2,931	206,489
Benefitfocus Inc *	281	16,225
Blackbaud Inc	3,422	128,838
Blackhawk Network Holdings Inc *	875	22,103
Blucora Inc *	1,958	57,095
Bottomline Technologies de Inc *	2,836	102,550
Brightcove Inc *	2,133	30,161
BroadSoft Inc *	2,126	58,125
Cabot Microelectronics Corp *	1,739	79,472
CalAmp Corp *	2,614	73,114
Calix Inc *	2,628	25,334
Callidus Software Inc *	3,026	41,547
Carbonite Inc *	931	11,014
Cardtronics Inc *	3,365	146,209
Cass Information Systems Inc	780	52,533
Cavium Inc *	3,853	132,967
ChannelAdvisor Corp *	485	20,229
Chegg Inc *	772	6,570
Ciena Corp *	5,645	135,085

	Shares	Value
Cirrus Logic Inc *	1,954	$39,920
Cognex Corp *	6,517	248,819
Coherent Inc *	1,549	115,230
CommVault Systems Inc *	3,488	261,181
Computer Task Group Inc	1,173	22,170
comScore Inc *	2,701	77,276
Comverse Inc *	1,681	65,223
Constant Contact Inc *	2,289	71,119
Control4 Corp *	184	3,257
Cornerstone OnDemand Inc *	3,031	161,674
CoStar Group Inc *	2,141	395,186
Cray Inc *	1,536	42,179
CSG Systems International Inc	1,406	41,336
Cvent Inc *	359	13,064
Cyan Inc *	113	598
Cypress Semiconductor Corp *	11,038	115,899
Daktronics Inc	551	8,640
Datalink Corp *	1,452	15,827
Dealertrack Technologies Inc *	2,902	139,528
Demandware Inc *	1,384	88,742
Dice Holdings Inc *	2,853	20,684
Digimarc Corp	453	8,725
Diodes Inc *	2,076	48,911
DTS Inc *	1,383	33,164
E2open Inc *	1,118	26,731
Ebix Inc	1,740	25,613
eGain Corp *	1,022	10,465
Electro Rent Corp	740	13,705
Electronics For Imaging Inc *	1,862	72,115
Ellie Mae Inc *	1,993	53,552
Endurance International Group Holdings Inc *	1,201	17,030
Entegris Inc *	1,587	18,409
Envestnet Inc *	1,683	67,825
EPAM Systems Inc *	1,626	56,812
Epiq Systems Inc	143	2,318
ePlus Inc *	16	909
Euronet Worldwide Inc *	3,737	178,815
EVERTEC Inc	2,240	55,238
Exar Corp *	2,897	34,156
ExlService Holdings Inc *	2,432	67,172
Fair Isaac Corp	2,690	169,040
FARO Technologies Inc *	1,160	67,628
FEI Co	3,133	279,965
FleetMatics Group PLC * (Ireland)	1,308	56,571
Forrester Research Inc	951	36,385
Fusion-io Inc *	4,278	38,117
Gigamon Inc *	229	6,430
Global Eagle Entertainment Inc *	1,700	25,279
Glu Mobile Inc *	4,568	17,770
Gogo Inc *	475	11,785
GT Advanced Technologies Inc *	8,467	73,832
Guidance Software Inc *	1,311	13,241
Guidewire Software Inc *	3,660	179,596
Heartland Payment Systems Inc	2,724	135,764
Higher One Holdings Inc *	2,383	23,258
Hittite Microwave Corp *	2,363	145,868
iGATE Corp *	2,612	104,898
Immersion Corp *	1,967	20,417
Imperva Inc *	1,508	72,580
Infinera Corp *	7,754	75,834
Infoblox Inc *	3,972	131,155
Inphi Corp *	751	9,688
Integrated Device Technology Inc *	2,925	29,806
Interactive Intelligence Group Inc *	1,156	77,868
InterDigital Inc	3,084	90,947
Intermolecular Inc *	1,232	6,061
InvenSense Inc *	4,243	88,170
Ixia *	4,279	56,954
j2 Global Inc	3,447	172,384
Jive Software Inc *	3,004	33,795
KVH Industries Inc *	1,015	13,225

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-53

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Lattice Semiconductor Corp *	2,314	$12,750
Lionbridge Technologies Inc *	4,139	24,668
Liquidity Services Inc *	1,883	42,669
Littelfuse Inc	1,498	139,209
LivePerson Inc *	4,172	61,829
LogMeIn Inc *	1,842	61,799
Luxoft Holding Inc * (United Kingdom)	263	9,989
M/A-COM Technology Solutions Holdings Inc *	773	13,133
Manhattan Associates Inc *	1,460	171,521
Marin Software Inc *	760	7,782
Marketo Inc *	534	19,795
MAXIMUS Inc	5,122	225,317
MaxLinear Inc ‘A’ *	1,877	19,577
Maxwell Technologies Inc *	2,229	17,319
Measurement Specialties Inc *	1,009	61,236
Mesa Laboratories Inc	199	15,637
Methode Electronics Inc	1,547	52,892
Micrel Inc	3,522	34,762
Microsemi Corp *	5,423	135,304
MicroStrategy Inc ‘A’ *	676	83,986
Millennial Media Inc *	2,687	19,535
Mitek Systems Inc *	1,889	11,221
Model N Inc *	581	6,850
MoneyGram International Inc *	386	8,021
Monolithic Power Systems Inc *	2,753	95,419
Monotype Imaging Holdings Inc	2,860	91,120
MoSys Inc *	3,144	17,355
Move Inc *	3,017	48,242
MTS Systems Corp	1,180	84,075
Nanometrics Inc *	1,191	22,689
Neonode Inc *	2,062	13,032
Net Element Inc *	200	874
Netscout Systems Inc *	2,707	80,100
NIC Inc	4,866	121,017
NVE Corp *	368	21,447
OmniVision Technologies Inc *	336	5,779
OpenTable Inc *	1,711	135,802
Oplink Communications Inc *	117	2,176
OSI Systems Inc *	1,377	73,132
Parkervision Inc *	6,712	30,540
PC-Tel Inc	185	1,770
PDF Solutions Inc *	1,903	48,755
Pegasystems Inc	1,296	63,737
Peregrine Semiconductor Corp *	2,009	14,887
Perficient Inc *	318	7,448
Planet Payment Inc *	3,421	9,510
Plantronics Inc	2,983	138,560
PLX Technology Inc *	3,201	21,063
PMC-Sierra Inc *	6,623	42,586
Power Integrations Inc	2,173	121,297
Procera Networks Inc *	278	4,176
Progress Software Corp *	1,945	50,239
Proofpoint Inc *	1,721	57,086
PROS Holdings Inc *	1,677	66,912
PTC Inc *	8,973	317,555
QAD Inc ‘A’	383	6,764
Qlik Technologies Inc *	6,527	173,814
Qualys Inc *	1,123	25,953
Rally Software Development Corp *	537	10,445
Rambus Inc *	8,347	79,046
RealD Inc *	2,634	22,494
RealPage Inc *	3,481	81,386
Reis Inc *	653	12,557
Responsys Inc *	2,574	70,553
RF Micro Devices Inc *	18,428	95,089
Rocket Fuel Inc *	272	16,725
Rofin-Sinar Technologies Inc *	140	3,783
Rogers Corp *	499	30,689
Rosetta Stone Inc *	915	11,181
Rubicon Technology Inc *	145	1,443
Ruckus Wireless Inc *	3,464	49,189

	Shares	Value
Rudolph Technologies Inc *	397	$4,661
Sapiens International Corp NV (Netherlands)	201	1,550
Sapient Corp *	8,273	143,619
SciQuest Inc *	1,724	49,100
Semtech Corp *	5,055	127,790
ServiceSource International Inc *	4,629	38,791
ShoreTel Inc *	538	4,993
Shutterstock Inc *	386	32,281
Silicon Graphics International Corp *	2,565	34,397
Silicon Image Inc *	5,849	35,971
Silver Spring Networks Inc *	474	9,954
Sonus Networks Inc *	1,095	3,449
Spark Networks Inc *	1,425	8,778
SPS Commerce Inc *	1,198	78,229
SS&C Technologies Holdings Inc *	4,370	193,416
Stamps.com Inc *	987	41,553
SunEdison Inc *	19,998	260,974
SunPower Corp *	3,088	92,053
support.com Inc *	4,119	15,611
Synaptics Inc *	2,435	126,157
Synchronoss Technologies Inc *	2,172	67,484
Syntel Inc *	1,156	105,138
Take-Two Interactive Software Inc *	6,076	105,540
Tangoe Inc *	2,348	42,288
TeleTech Holdings Inc *	978	23,413
Tessco Technologies Inc	28	1,129
Textura Corp *	301	9,012
The Hackett Group Inc	575	3,571
The Ultimate Software Group Inc *	2,075	317,932
TiVo Inc *	4,390	57,597
Travelzoo Inc *	615	13,112
Tremor Video Inc *	375	2,175
TriQuint Semiconductor Inc *	1,164	9,708
Trulia Inc *	2,098	73,996
Tyler Technologies Inc *	2,364	241,435
Ubiquiti Networks Inc *	953	43,800
Ultra Clean Holdings Inc *	109	1,093
Ultratech Inc *	2,066	59,914
Uni-Pixel Inc *	804	8,048
Unisys Corp *	160	5,371
Universal Display Corp *	3,017	103,664
Unwired Planet Inc *	4,172	5,757
ValueClick Inc *	5,014	117,177
VASCO Data Security International Inc *	862	6,663
Veeco Instruments Inc *	648	21,326
Verint Systems Inc *	3,955	169,828
ViaSat Inc *	2,968	185,945
VirnetX Holding Corp *	3,199	62,093
Virtusa Corp *	1,519	57,859
VistaPrint NV * (Netherlands)	2,449	139,226
Vocus Inc *	128	1,458
Vringo Inc *	879	2,602
Web.com Group Inc *	3,140	99,821
WebMD Health Corp *	2,136	84,372
WEX Inc *	2,911	288,276
Wix.com Ltd * (Israel)	458	12,297
XO Group Inc *	2,023	30,062
Xoom Corp *	620	16,969
Yelp Inc *	2,436	167,962
YuMe Inc *	253	1,885
Zillow Inc ‘A’ *	1,750	143,028
Zix Corp *	4,689	21,382

		15,850,357

Materials - 4.9%

Advanced Emissions Solutions Inc *	805	43,655
AEP Industries Inc *	333	17,592
AMCOL International Corp	790	26,844
American Pacific Corp *	448	16,692
American Vanguard Corp	2,172	52,758
Arabian American Development Co *	1,419	17,808

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-54

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Balchem Corp	2,221	$130,373
Berry Plastics Group Inc *	4,154	98,824
Boise Cascade Co *	912	26,886
Calgon Carbon Corp *	4,045	83,206
Chase Corp	140	4,942
Chemtura Corp *	7,372	205,826
Clearwater Paper Corp *	1,239	65,047
Coeur Mining Inc *	2,869	31,129
Deltic Timber Corp	843	57,273
Ferro Corp *	5,411	69,423
Flotek Industries Inc *	3,563	71,509
FutureFuel Corp	367	5,799
Globe Specialty Metals Inc	263	4,737
Gold Resource Corp	2,567	11,628
Graphic Packaging Holding Co *	14,714	141,254
Handy & Harman Ltd *	365	8,837
Hawkins Inc	714	26,554
HB Fuller Co	3,772	196,295
Headwaters Inc *	5,574	54,569
Hecla Mining Co	3,395	10,457
Innophos Holdings Inc	1,639	79,655
Innospec Inc	1,659	76,679
KapStone Paper & Packaging Corp *	3,062	171,043
KMG Chemicals Inc	478	8,073
Koppers Holdings Inc	1,549	70,867
Landec Corp *	1,967	23,840
Louisiana-Pacific Corp *	7,571	140,139
LSB Industries Inc *	796	32,652
Marrone Bio Innovations Inc *	287	5,103
Materion Corp	822	25,359
Midway Gold Corp * (Canada)	7,249	5,872
Myers Industries Inc	274	5,787
Neenah Paper Inc	122	5,218
Olin Corp	4,006	115,573
Olympic Steel Inc	167	4,840
OM Group Inc *	149	5,425
OMNOVA Solutions Inc *	3,572	32,541
Paramount Gold & Silver Corp *	10,799	10,062
Penford Corp *	108	1,388
PH Glatfelter Co	2,863	79,133
PolyOne Corp	7,453	263,464
Quaker Chemical Corp	245	18,882
Schnitzer Steel Industries Inc ‘A’	98	3,202
Schweitzer-Mauduit International Inc	1,696	87,293
Stepan Co	836	54,867
Taminco Corp *	1,065	21,524
Texas Industries Inc *	1,526	104,958
Tredegar Corp	685	19,735
United States Lime & Minerals Inc *	133	8,136
US Concrete Inc *	1,051	23,784
US Silica Holdings Inc	1,627	55,497
Walter Energy Inc	1,679	27,922
Wausau Paper Corp	3,554	45,065
Worthington Industries Inc	3,968	166,973
Zep Inc	665	12,076

		3,292,544

Telecommunication Services - 0.9%

8x8 Inc *	6,567	66,721
Atlantic Tele-Network Inc	692	39,146
Cbeyond Inc *	136	938
Cincinnati Bell Inc *	5,142	18,306
Cogent Communications Group Inc	3,548	143,375
Consolidated Communications Holdings Inc	3,034	59,557
Fairpoint Communications Inc *	1,390	15,721
General Communication Inc ‘A’ *	2,386	26,604
HickoryTech Corp	1,049	13,459
IDT Corp ‘B’	1,090	19,478
inContact Inc *	3,761	29,373
Inteliquent Inc	1,006	11,489
Leap Wireless International Inc *	912	15,869

	Shares	Value
Lumos Networks Corp	1,166	$24,486
magicJack VocalTec Ltd * (Israel)	981	11,694
NTELOS Holdings Corp	1,157	23,406
Premiere Global Services Inc *	685	7,939
Shenandoah Telecommunications Co	1,633	41,919
Straight Path Communications Inc ‘B’ *	516	4,226
Towerstream Corp *	4,049	11,985

		585,691

Utilities - 0.1%

American States Water Co	234	6,723
Pure Cycle Corp *	1,378	8,722
SJW Corp	305	9,086
South Jersey Industries Inc	453	25,350
UNS Energy Corp	188	11,252
York Water Co	730	15,279

		76,412

Total Common Stocks (Cost $46,267,852)		64,244,774

EXCHANGE-TRADED FUND - 1.5%

iShares Russell 2000 Growth	7,669	1,039,226

Total Exchange-Traded Fund (Cost $1,006,391)		1,039,226

	Principal Amount

SHORT-TERM INVESTMENT - 3.1%

Repurchase Agreement - 3.1%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $2,079,312; collateralized by U.S. Treasury Notes: 2.375% due 07/31/17 and value $2,125,825).	$2,079,312	2,079,312

Total Short-Term Investment (Cost $2,079,312)		2,079,312

TOTAL INVESTMENTS - 99.6% (Cost $49,353,555)		67,364,161

OTHER ASSETS & LIABILITIES, NET - 0.4%		249,632

NET ASSETS - 100.0%		$67,613,793

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	23.4%
Health Care	20.1%
Consumer Discretionary	15.9%
Industrials	14.6%
Financials	6.9%
Materials	4.9%
Consumer Staples	4.6%
Energy	3.6%
Short-Term Investment	3.1%
Others (each less than 3.0%)	2.5%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-55

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/14)	19	$104,543

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$849	$849	$-	$-
	Common Stocks (1)	64,244,774	64,244,774	-	-
	Exchange-Traded Fund	1,039,226	1,039,226	-	-
	Short-Term Investment	2,079,312	-	2,079,312	-
	Derivatives:
	Equity Contracts
	Futures	104,543	104,543	-	-

	Total	$67,468,704	$65,389,392	$2,079,312	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-56

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

EXCO Resources Inc Exp 01/09/14 *	8,091	$1,295

Total Rights (Cost $0)		1,295

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp 04/15/16 *	1,289	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 95.6%

Consumer Discretionary - 10.2%

1-800-Flowers.com Inc ‘A’ *	653	3,533
AH Belo Corp ‘A’	2,319	17,323
America’s Car-Mart Inc *	218	9,206
American Apparel Inc *	7,375	9,071
American Axle & Manufacturing Holdings Inc *	2,513	51,391
Asbury Automotive Group Inc *	449	24,129
Ascent Capital Group Inc ‘A’ *	1,478	126,458
Barnes & Noble Inc *	4,530	67,723
Bassett Furniture Industries Inc	1,330	20,322
Beasley Broadcasting Group Inc ‘A’	483	4,217
Beazer Homes USA Inc *	1,343	32,796
bebe stores Inc	4,210	22,397
Biglari Holdings Inc *	177	89,675
Black Diamond Inc *	2,760	36,791
Bob Evans Farms Inc	2,992	151,365
Body Central Corp *	2,100	8,274
Bravo Brio Restaurant Group Inc *	140	2,278
Bridgepoint Education Inc *	2,134	37,793
Brown Shoe Co Inc	1,973	55,520
Brunswick Corp	597	27,498
Burlington Stores Inc *	816	26,112
Caesars Entertainment Corp *	520	11,201
Callaway Golf Co	8,501	71,663
Career Education Corp *	6,725	38,332
Carmike Cinemas Inc *	2,016	56,125
Carrols Restaurant Group Inc *	2,915	19,268
Cavco Industries Inc *	78	5,359
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	9,359	35,939
Citi Trends Inc *	1,774	30,158
ClubCorp Holdings Inc	1,297	23,009
Columbia Sportswear Co	1,561	122,929
Cooper Tire & Rubber Co	6,763	162,583
Core-Mark Holding Co Inc	1,185	89,977
Corinthian Colleges Inc *	9,744	17,344
Costa Inc *	83	1,804
Crocs Inc *	1,471	23,418
Crown Media Holdings Inc ‘A’ *	3,251	11,476
CSS Industries Inc	1,032	29,598
Culp Inc	117	2,393
Cumulus Media Inc ‘A’ *	2,383	18,421
Daily Journal Corp *	105	19,424
Dana Holding Corp	16,266	319,139
Del Frisco’s Restaurant Group Inc *	720	16,970
Denny’s Corp *	2,568	18,464
Destination Maternity Corp	156	4,661

	Shares	Value
Destination XL Group Inc *	5,108	$33,560
Dex Media Inc *	1,993	13,513
Diamond Resorts International Inc *	1,167	21,543
Digital Generation Inc *	2,939	37,472
DineEquity Inc	952	79,540
Einstein Noah Restaurant Group Inc	133	1,929
Entercom Communications Corp ‘A’ *	2,900	30,479
Ethan Allen Interiors Inc	420	12,776
EW Scripps Co ‘A’ *	3,758	81,624
Federal-Mogul Corp *	2,362	46,484
Fifth & Pacific Cos Inc *	14,481	464,406
Flexsteel Industries Inc	552	16,963
Fox Factory Holding Corp *	635	11,189
Fred’s Inc ‘A’	4,412	81,710
FTD Cos Inc *	2,222	72,393
Fuel Systems Solutions Inc *	1,721	23,870
G-III Apparel Group Ltd *	495	36,526
Genesco Inc *	808	59,032
Global Sources Ltd * (Bermuda)	2,063	16,772
Gordmans Stores Inc	759	5,822
Gray Television Inc *	5,650	84,072
Group 1 Automotive Inc	2,631	186,854
Harte-Hanks Inc	5,324	41,634
Haverty Furniture Cos Inc	1,835	57,435
Helen of Troy Ltd * (Bermuda)	3,854	190,812
hhgregg Inc *	1,569	21,919
Hooker Furniture Corp	1,295	21,601
Houghton Mifflin Harcourt Co *	792	13,432
Hovnanian Enterprises Inc ‘A’ *	4,071	26,950
Iconix Brand Group Inc *	3,323	131,923
International Speedway Corp ‘A’	3,357	119,140
Isle of Capri Casinos Inc *	2,568	23,112
Jack in the Box Inc *	1,099	54,972
JAKKS Pacific Inc	2,277	15,324
Johnson Outdoors Inc ‘A’	567	15,281
Jos A Bank Clothiers Inc *	2,877	157,458
Journal Communications Inc ‘A’ *	5,381	50,097
JTH Holding Inc ‘A’ *	63	1,531
Kirkland’s Inc *	499	11,811
La-Z-Boy Inc	4,678	145,018
LeapFrog Enterprises Inc *	7,669	60,892
Life Time Fitness Inc *	2,467	115,949
Lifetime Brands Inc	1,198	18,845
Lincoln Educational Services Corp	2,023	10,075
Live Nation Entertainment Inc *	16,977	335,466
Luby’s Inc *	2,446	18,883
M/I Homes Inc *	2,119	53,929
Mac-Gray Corp	1,304	27,684
MarineMax Inc *	2,843	45,715
Marriott Vacations Worldwide Corp *	3,522	185,821
Martha Stewart Living Omnimedia Inc ‘A’ *	2,761	11,596
Matthews International Corp ‘A’	1,853	78,956
MDC Holdings Inc *	3,784	121,996
MDC Partners Inc ‘A’ (Canada)	3,001	76,556
Media General Inc *	2,385	53,901
Meredith Corp	4,329	224,242
Meritage Homes Corp *	775	37,192
Modine Manufacturing Co *	5,668	72,664
Monarch Casino & Resort Inc *	494	9,920
Morgans Hotel Group Co *	1,900	15,447
Movado Group Inc	2,012	88,548
NACCO Industries Inc ‘A’	566	35,200
National CineMedia Inc	5,114	102,075
New York & Co Inc *	1,425	6,227
Noodles & Co *	163	5,855
Office Depot Inc *	50,591	267,626
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	11,558	174,641
Pacific Sunwear of California Inc *	554	1,850
Penske Automotive Group Inc	3,967	187,084
Perry Ellis International Inc *	1,510	23,843
Pinnacle Entertainment Inc *	465	12,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-57

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Quiksilver Inc *	4,359	$38,228
RadioShack Corp *	12,132	31,543
Reading International Inc ‘A’ *	2,014	15,085
Red Robin Gourmet Burgers Inc *	221	16,252
Regis Corp	5,721	83,012
Remy International Inc	1,706	39,784
Rent-A-Center Inc	6,474	215,843
Rentrak Corp *	66	2,501
RetailMeNot Inc *	320	9,213
RG Barry Corp	1,107	21,365
Ruby Tuesday Inc *	7,444	51,587
Saga Communications Inc ‘A’	427	21,478
Salem Communications Corp ‘A’	1,285	11,180
Scholastic Corp	3,170	107,812
Scientific Games Corp ‘A’ *	1,473	24,938
Sears Hometown & Outlet Stores Inc *	384	9,792
Select Comfort Corp *	394	8,309
SFX Entertainment Inc *	1,201	14,412
Shiloh Industries Inc *	751	14,644
Shoe Carnival Inc	1,836	53,262
Skechers U.S.A. Inc ‘A’ *	4,671	154,750
Skullcandy Inc *	2,243	16,172
Sonic Automotive Inc ‘A’	3,493	85,509
Sonic Corp *	1,405	28,367
Spartan Motors Inc	4,155	27,838
Speedway Motorsports Inc	1,431	28,405
Stage Stores Inc	3,941	87,569
Standard Motor Products Inc	687	25,282
Standard Pacific Corp *	17,921	162,185
Stein Mart Inc	1,613	21,695
Steiner Leisure Ltd * (Bahamas)	1,207	59,372
Stoneridge Inc *	502	6,401
Superior Industries International Inc	2,782	57,393
Systemax Inc *	1,285	14,456
The Bon-Ton Stores Inc	109	1,775
The Cato Corp ‘A’	2,664	84,715
The Children’s Place Retail Stores Inc *	1,836	104,597
The Container Store Group Inc *	775	36,123
The Finish Line Inc ‘A’	3,904	109,976
The Jones Group Inc	9,647	144,319
The Marcus Corp	2,335	31,382
The McClatchy Co ‘A’ *	1,357	4,614
The Men’s Wearhouse Inc	5,730	292,688
The New York Times Co ‘A’	15,594	247,477
The Pep Boys-Manny Moe & Jack *	6,409	77,805
Tilly’s Inc ‘A’ *	72	824
Town Sports International Holdings Inc	2,922	43,129
Trans World Entertainment Corp *	1,048	4,632
TRI Pointe Homes Inc *	1,708	34,040
Tuesday Morning Corp *	5,155	82,274
UCP Inc ‘A’ *	682	9,984
Unifi Inc *	1,817	49,495
Universal Electronics Inc *	1,618	61,662
Universal Technical Institute Inc	2,598	36,138
Valassis Communications Inc	4,695	160,804
ValueVision Media Inc ‘A’ *	530	3,705
Vince Holding Corp *	715	21,929
VOXX International Corp *	2,270	37,909
WCI Communities Inc *	390	7,445
West Marine Inc *	2,057	29,271
Weyco Group Inc	747	21,984
World Wrestling Entertainment Inc ‘A’	3,142	52,094
Zagg Inc *	3,608	15,695
Zale Corp *	3,898	61,471

		10,407,859

Consumer Staples - 2.6%

Alico Inc	43	1,671
Alliance One International Inc *	10,539	32,144
Boulder Brands Inc *	369	5,852
Cal-Maine Foods Inc	268	16,142

	Shares	Value
Central Garden & Pet Co ‘A’ *	4,480	$30,240
Chiquita Brands International Inc *	5,555	64,993
Craft Brew Alliance Inc *	762	12,512
Darling International Inc *	13,996	292,236
Diamond Foods Inc *	2,661	68,760
Elizabeth Arden Inc *	487	17,264
Fairway Group Holdings Corp *	1,113	20,168
Fresh Del Monte Produce Inc (Cayman)	4,571	129,359
Griffin Land & Nurseries Inc	296	9,880
Harbinger Group Inc *	4,035	47,815
Harris Teeter Supermarkets Inc	5,306	261,851
Ingles Markets Inc ‘A’	1,450	39,295
Inter Parfums Inc	609	21,808
John B Sanfilippo & Son Inc	967	23,866
Nature’s Sunshine Products Inc	1,327	22,984
Nutraceutical International Corp *	1,026	27,476
Oil-Dri Corp of America	429	16,233
Omega Protein Corp *	2,240	27,530
Orchids Paper Products Co	93	3,054
Post Holdings Inc *	3,943	194,272
Revlon Inc ‘A’ *	937	23,388
Rite Aid Corp *	34,683	175,496
Roundy’s Inc	3,111	30,674
Seaboard Corp *	32	89,439
Seneca Foods Corp ‘A’ *	983	31,348
Snyders-Lance Inc	4,882	140,211
Spartan Stores Inc	4,399	106,808
SUPERVALU Inc *	6,395	46,620
Synutra International Inc *	196	1,740
The Andersons Inc	2,256	201,167
The Pantry Inc *	2,661	44,652
Tootsie Roll Industries Inc	164	5,337
TreeHouse Foods Inc *	1,525	105,103
Universal Corp	2,808	153,317
Vector Group Ltd	2,078	34,017
Village Super Market Inc ‘A’	277	8,590
Weis Markets Inc	1,318	69,274

		2,654,586

Energy - 6.9%

Adams Resources & Energy Inc	229	15,687
Alon USA Energy Inc	2,845	47,056
Alpha Natural Resources Inc *	26,622	190,081
Apco Oil & Gas International Inc * (Cayman)	914	14,249
Approach Resources Inc *	1,882	36,304
Arch Coal Inc	25,571	113,791
Athlon Energy Inc *	1,360	41,140
Basic Energy Services Inc *	3,648	57,565
Bill Barrett Corp *	4,185	112,074
Bolt Technology Corp	1,036	22,802
BPZ Resources Inc *	14,369	26,152
Bristow Group Inc	4,369	327,937
C&J Energy Services Inc *	5,433	125,502
Cal Dive International Inc *	11,740	23,597
Callon Petroleum Co *	4,849	31,664
CARBO Ceramics Inc	1,355	157,898
Carrizo Oil & Gas Inc *	788	35,279
Clayton Williams Energy Inc *	705	57,775
Cloud Peak Energy Inc *	7,342	132,156
Comstock Resources Inc	5,825	106,539
Contango Oil & Gas Co *	1,480	69,945
Crosstex Energy Inc	498	18,008
Dawson Geophysical Co *	976	33,008
Delek US Holdings Inc	1,541	53,026
Emerald Oil Inc *	6,901	52,862
Endeavour International Corp *	5,738	30,125
Energy XXI Bermuda Ltd (Bermuda)	9,579	259,208
EPL Oil & Gas Inc *	2,427	69,170
Equal Energy Ltd (Canada)	4,346	23,208
Era Group Inc *	2,423	74,774
EXCO Resources Inc	8,091	42,963

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-58

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Exterran Holdings Inc *	6,943	$237,451
Forest Oil Corp *	12,651	45,670
Forum Energy Technologies Inc *	2,365	66,835
Frontline Ltd * (Bermuda)	6,177	23,102
GasLog Ltd (Bermuda)	3,104	53,047
Global Geophysical Services Inc *	2,192	3,529
Green Plains Renewable Energy Inc	3,021	58,577
Gulf Island Fabrication Inc	1,754	40,728
Gulfmark Offshore Inc ‘A’	3,227	152,089
Halcon Resources Corp *	27,918	107,763
Hallador Energy Co	1,143	9,213
Helix Energy Solutions Group Inc *	12,783	296,310
Hercules Offshore Inc *	19,178	125,232
Hornbeck Offshore Services Inc *	4,095	201,597
ION Geophysical Corp *	12,741	42,045
Jones Energy Inc ‘A’ *	825	11,946
Key Energy Services Inc *	18,385	145,241
Knightsbridge Tankers Ltd (Bermuda)	3,767	34,619
L&L Energy Inc *	3,851	6,470
Magnum Hunter Resources Corp *	14,225	103,985
Matador Resources Co *	7,014	130,741
Matrix Service Co *	2,615	63,989
Midstates Petroleum Co Inc *	4,057	26,857
Miller Energy Resources Inc *	3,726	26,231
Mitcham Industries Inc *	1,562	27,663
Natural Gas Services Group Inc *	1,496	41,245
Newpark Resources Inc *	2,010	24,703
Nordic American Tankers Ltd (Bermuda)	9,082	88,095
Northern Oil & Gas Inc *	7,700	116,039
Nuverra Environmental Solutions Inc *	1,655	27,792
Panhandle Oil & Gas Inc ‘A’	35	1,169
Parker Drilling Co *	14,344	116,617
PDC Energy Inc *	4,294	228,527
Penn Virginia Corp *	6,626	62,483
PetroQuest Energy Inc *	471	2,035
PHI Inc *	1,432	62,149
Pioneer Energy Services Corp *	7,414	59,386
Quicksilver Resources Inc *	12,632	38,780
Renewable Energy Group Inc *	2,048	23,470
Resolute Energy Corp *	8,117	73,297
REX American Resources Corp *	589	26,334
Sanchez Energy Corp *	4,290	105,148
Scorpio Tankers Inc	22,270	262,563
SEACOR Holdings Inc *	2,224	202,829
SemGroup Corp ‘A’	357	23,287
Ship Finance International Ltd (Bermuda)	6,848	112,170
Stone Energy Corp *	6,031	208,612
Swift Energy Co *	5,216	70,416
Teekay Tankers Ltd ‘A’	7,665	30,123
Tesco Corp * (Canada)	3,613	71,465
TETRA Technologies Inc *	9,429	116,542
TGC Industries Inc *	131	956
Triangle Petroleum Corp *	6,659	55,403
Ur-Energy Inc * (Canada)	11,733	16,192
Vaalco Energy Inc *	3,528	24,308
Vantage Drilling Co * (Cayman)	24,359	44,821
W&T Offshore Inc	4,187	66,992
Warren Resources Inc *	8,835	27,742
Western Refining Inc	2,874	121,886
Westmoreland Coal Co *	1,416	27,315
Willbros Group Inc *	4,862	45,800
ZaZa Energy Corp *	2,227	2,128

		7,071,294

Financials - 37.5%

1st Source Corp	1,836	58,642
1st United Bancorp Inc	3,664	27,883
Acadia Realty Trust REIT	5,528	137,260
Access National Corp	945	14,128
AG Mortgage Investment Trust Inc REIT	3,541	55,381
Agree Realty Corp REIT	1,826	52,991

	Shares	Value
Alexander & Baldwin Inc	5,206	$217,246
Altisource Residential Corp	5,111	153,892
Ambac Financial Group Inc *	4,006	98,387
American Assets Trust Inc REIT	3,791	119,151
American Capital Mortgage Investment Corp REIT	6,620	115,585
American Equity Investment Life Holding Co	7,154	188,723
American National Bankshares Inc	991	26,014
American Realty Capital Properties Inc REIT	15,688	201,748
American Residential Properties Inc REIT *	1,691	29,018
Ameris Bancorp *	2,864	60,459
AMERISAFE Inc	2,216	93,604
Ames National Corp	1,167	26,129
AmREIT Inc	2,445	41,076
Amtrust Financial Services Inc	747	24,419
Anworth Mortgage Asset Corp REIT	18,222	76,715
Apollo Commercial Real Estate Finance Inc REIT	4,684	76,115
Apollo Investment Corp	27,302	231,521
Apollo Residential Mortgage Inc REIT	3,839	56,740
Ares Commercial Real Estate Corp REIT	2,658	34,820
Argo Group International Holdings Ltd (Bermuda)	2,180	101,348
Arlington Asset Investment Corp ‘A’	1,436	37,896
Armada Hoffler Properties Inc REIT	2,381	22,096
ARMOUR Residential REIT Inc	46,044	184,636
Arrow Financial Corp	1,345	35,723
Ashford Hospitality Prime Inc REIT	1,501	27,318
Ashford Hospitality Trust Inc REIT	7,417	61,413
Associated Estates Realty Corp REIT	7,020	112,671
Astoria Financial Corp	10,689	147,829
AV Homes Inc *	1,136	20,641
Aviv REIT Inc	1,281	30,360
Baldwin & Lyons Inc ‘B’	1,135	31,008
Banc of California Inc	2,031	27,236
Bancfirst Corp	866	48,548
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Multi-National)	3,571	100,059
Bancorp Inc *	3,958	70,888
BancorpSouth Inc	11,543	293,423
Bank Mutual Corp	5,680	39,817
Bank of Kentucky Financial Corp	765	28,229
Bank of Marin Bancorp	699	30,330
Bank of the Ozarks Inc	1,093	61,853
BankFinancial Corp	2,511	23,001
Banner Corp	2,347	105,193
Bar Harbor Bankshares	490	19,595
BBCN Bancorp Inc	9,559	158,584
BBX Capital Corp ‘A’ *	887	13,837
Beneficial Mutual Bancorp Inc *	3,917	42,774
Berkshire Hills Bancorp Inc	3,046	83,064
BlackRock Kelso Capital Corp	7,714	71,972
Blue Capital Reinsurance Holdings Ltd * (Bermuda)	592	10,875
BNC Bancorp	2,261	38,754
Boston Private Financial Holdings Inc	9,645	121,720
Bridge Bancorp Inc	1,410	36,660
Bridge Capital Holdings *	1,179	24,217
Brookline Bancorp Inc	8,502	81,364
Bryn Mawr Bank Corp	1,672	50,461
C&F Financial Corp	404	18,451
Calamos Asset Management Inc ‘A’	2,452	29,032
California First National Bancorp	347	5,240
Camden National Corp	951	40,151
Campus Crest Communities Inc REIT	7,939	74,706
Capital Bank Financial Corp ‘A’ *	2,821	64,178
Capital City Bank Group Inc *	1,564	18,408
Capital Southwest Corp	1,640	57,187
Capitol Federal Financial Inc	18,073	218,864
Capstead Mortgage Corp REIT	10,705	129,316

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-59

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Cardinal Financial Corp	3,663	$65,934
Cascade Bancorp *	786	4,111
Cash America International Inc	3,451	132,173
Cathay General Bancorp	9,555	255,405
Cedar Realty Trust Inc REIT	8,916	55,814
Center Bancorp Inc	1,452	27,240
Centerstate Banks Inc	3,703	37,585
Central Pacific Financial Corp	2,630	52,810
Century Bancorp Inc ‘A’	411	13,666
Chambers Street Properties REIT	28,759	220,006
Charter Financial Corp	2,719	29,284
Chatham Lodging Trust REIT	3,247	66,401
Chemical Financial Corp	3,592	113,759
Chemung Financial Corp	460	15,718
Chesapeake Lodging Trust REIT	5,914	149,565
CIFC Corp	759	5,905
Citizens & Northern Corp	1,561	32,203
Citizens Inc *	5,303	46,401
City Holding Co	1,911	88,537
Clifton Savings Bancorp Inc	1,022	13,082
CNB Financial Corp	1,791	34,029
CNO Financial Group Inc	26,853	475,030
CoBiz Financial Inc	4,340	51,906
Colony Financial Inc REIT	9,412	190,969
Columbia Banking System Inc	6,186	170,177
Community Bank System Inc	4,874	193,400
Community Trust Bancorp Inc	1,713	77,359
CommunityOne Bancorp *	1,287	16,409
ConnectOne Bancorp Inc *	203	8,045
Consolidated-Tomoka Land Co	673	24,423
Consumer Portfolio Services Inc *	932	8,751
Cousins Properties Inc REIT	20,398	210,099
Cowen Group Inc ‘A’ *	11,873	46,423
Crawford & Co ‘B’	2,030	18,757
CU Bancorp *	1,150	20,102
CubeSmart REIT	16,142	257,303
Customers Bancorp Inc *	2,450	50,127
CVB Financial Corp	11,162	190,535
CyrusOne Inc REIT	2,334	52,118
CYS Investments Inc REIT	21,497	159,293
DCT Industrial Trust Inc REIT	35,368	252,174
DFC Global Corp *	4,959	56,781
DiamondRock Hospitality Co REIT	23,753	274,347
Dime Community Bancshares Inc	3,861	65,328
Donegal Group Inc ‘A’	880	13,992
Doral Financial Corp *	764	11,964
DuPont Fabros Technology Inc REIT	4,320	106,747
Dynex Capital Inc REIT	7,030	56,240
Eagle Bancorp Inc *	2,701	82,732
Eastern Insurance Holdings Inc	612	14,988
EastGroup Properties Inc REIT	283	16,394
Education Realty Trust Inc REIT	13,905	122,642
Ellington Residential Mortgage REIT	795	12,227
EMC Insurance Group Inc	562	17,208
Empire State Realty Trust Inc ‘A’ REIT	8,116	124,175
Employers Holdings Inc	1,144	36,208
Encore Capital Group Inc *	674	33,875
Enstar Group Ltd * (Bermuda)	747	103,766
Enterprise Bancorp Inc	916	19,392
Enterprise Financial Services Corp	2,289	46,741
EPR Properties REIT	6,327	311,035
Equity One Inc REIT	7,437	166,886
ESB Financial Corp	1,568	22,266
ESSA Bancorp Inc	1,026	11,861
Essent Group Ltd * (Bermuda)	2,298	55,290
EverBank Financial Corp	9,766	179,108
Excel Trust Inc REIT	5,961	67,896
Ezcorp Inc ‘A’ *	6,153	71,929
Farmers Capital Bank Corp *	916	19,923
FBL Financial Group Inc ‘A’	1,063	47,612
FBR & Co *	1,055	27,831

	Shares	Value
Federal Agricultural Mortgage Corp ‘C’	1,257	$43,052
FelCor Lodging Trust Inc REIT *	14,935	121,870
Fidelity Southern Corp	1,792	29,765
Fidus Investment Corp	1,711	37,197
Fifth Street Finance Corp	16,713	154,595
Financial Institutions Inc	1,707	42,180
First American Financial Corp	13,086	369,025
First Bancorp Inc	1,238	21,566
First Bancorp NC	2,423	40,270
First BanCorp PR *	8,857	54,825
First Busey Corp	8,959	51,962
First Commonwealth Financial Corp	11,881	104,790
First Community Bancshares Inc	2,025	33,818
First Connecticut Bancorp Inc	2,064	33,272
First Defiance Financial Corp	1,195	31,034
First Federal Bancshares of Arkansas Inc *	231	2,010
First Financial Bancorp	7,097	123,701
First Financial Bankshares Inc	1,243	82,436
First Financial Corp	1,399	51,147
First Financial Holdings Inc	2,917	194,010
First Financial Northwest Inc	1,834	19,019
First Industrial Realty Trust Inc REIT	13,013	227,077
First Interstate Bancsystem Inc	2,108	59,804
First Merchants Corp	4,230	96,275
First Midwest Bancorp Inc	9,088	159,313
First NBC Bank Holding Co *	511	16,505
First Potomac Realty Trust REIT	7,074	82,271
First Security Group Inc *	7,749	17,823
Firsthand Technology Value Fund Inc	1,098	25,441
FirstMerit Corp	20,122	447,312
Flagstar Bancorp Inc *	2,434	47,755
Flushing Financial Corp	3,725	77,107
FNB Corp	18,308	231,047
Forestar Group Inc *	3,691	78,508
Fortegra Financial Corp *	717	5,930
Fox Chase Bancorp Inc	1,481	25,740
Franklin Financial Corp *	1,281	25,338
Franklin Street Properties Corp REIT	11,132	133,027
Gain Capital Holdings Inc	1,387	10,416
Garrison Capital Inc	735	10,202
German American Bancorp Inc	1,563	44,545
Getty Realty Corp REIT	3,222	59,188
GFI Group Inc	8,565	33,489
Glacier Bancorp Inc	8,735	260,216
Gladstone Capital Corp	2,663	25,565
Gladstone Commercial Corp REIT	1,925	34,592
Gladstone Investment Corp	3,318	26,743
Glimcher Realty Trust REIT	1,815	16,988
Global Indemnity PLC * (Ireland)	1,007	25,477
Golub Capital BDC Inc	4,550	86,950
Government Properties Income Trust REIT	5,767	143,310
Gramercy Property Trust Inc REIT *	7,265	41,774
Great Southern Bancorp Inc	1,285	39,077
Green Dot Corp ‘A’ *	3,113	78,292
Greenlight Capital Re Ltd ‘A’ * (Cayman)	2,571	86,668
GSV Capital Corp *	2,356	28,484
Guaranty Bancorp	1,808	25,402
Hallmark Financial Services Inc *	1,602	14,234
Hampton Roads Bankshares Inc *	4,247	7,432
Hancock Holding Co	10,312	378,244
Hanmi Financial Corp	3,800	83,182
Healthcare Realty Trust Inc REIT	7,306	155,691
Heartland Financial USA Inc	1,796	51,707
Hercules Technology Growth Capital Inc	7,479	122,656
Heritage Commerce Corp	2,564	21,127
Heritage Financial Corp	1,877	32,115
Heritage Oaks Bancorp *	2,467	18,503
Hersha Hospitality Trust REIT	24,577	136,894
HFF Inc ‘A’ *	627	16,835
Highwoods Properties Inc REIT	7,631	276,013
Hilltop Holdings Inc *	7,502	173,521
Hingham Institution for Savings	148	11,617

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-60

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Home Bancorp Inc *	768	$14,477
Home BancShares Inc	4,038	150,819
Home Federal Bancorp Inc	1,764	26,284
Home Loan Servicing Solutions Ltd (Cayman)	8,622	198,047
HomeStreet Inc	1,582	31,640
HomeTrust Bancshares Inc *	2,525	40,375
Horace Mann Educators Corp	4,801	151,424
Horizon Bancorp	1,074	27,204
Horizon Technology Finance Corp	1,047	14,878
Hudson Pacific Properties Inc REIT	5,273	115,321
Hudson Valley Holding Corp	2,035	41,412
Iberiabank Corp	3,609	226,826
ICG Group Inc *	4,277	79,681
Imperial Holdings Inc *	2,085	13,636
Independence Holding Co	910	12,276
Independent Bank Corp	2,885	113,063
Independent Bank Group Inc	477	23,688
Infinity Property & Casualty Corp	713	51,158
Inland Real Estate Corp REIT	1,686	17,737
International Bancshares Corp	6,489	171,245
Intervest Bancshares Corp *	2,122	15,936
INTL. FCStone Inc *	1,166	21,618
Invesco Mortgage Capital Inc REIT	16,782	246,360
Investment Technology Group Inc *	4,477	92,047
Investors Bancorp Inc	5,449	139,378
Investors Real Estate Trust REIT	11,804	101,278
Investors Title Co	155	12,552
iStar Financial Inc REIT *	10,234	146,039
Janus Capital Group Inc	18,047	223,241
JAVELIN Mortgage Investment Corp REIT	1,851	25,784
JGWPT Holdings Inc ‘A’ *	625	10,869
JMP Group Inc	1,851	13,697
Kansas City Life Insurance Co	481	22,963
KCAP Financial Inc	3,520	28,406
KCG Holdings Inc ‘A’ *	4,819	57,635
Kearny Financial Corp *	1,774	20,632
Kennedy-Wilson Holdings Inc	6,161	137,082
Kite Realty Group Trust REIT	15,774	103,635
Lakeland Bancorp Inc	4,422	54,700
Lakeland Financial Corp	1,994	77,766
LaSalle Hotel Properties REIT	12,607	389,052
LCNB Corp	868	15,511
Lexington Realty Trust REIT	17,848	182,228
LTC Properties Inc REIT	650	23,004
Macatawa Bank Corp *	2,842	14,210
Maiden Holdings Ltd (Bermuda)	5,220	57,055
Main Street Capital Corp	4,448	145,405
MainSource Financial Group Inc	2,509	45,237
Manning & Napier Inc	1,654	29,193
Marlin Business Services Corp	997	25,124
MB Financial Inc	6,652	213,463
MCG Capital Corp	8,842	38,905
Meadowbrook Insurance Group Inc	5,722	39,825
Medallion Financial Corp	2,555	36,664
Medical Properties Trust Inc REIT	19,757	241,431
Medley Capital Corp	4,923	68,184
Mercantile Bank Corp	1,066	23,004
Merchants Bancshares Inc	715	23,953
Meridian Interstate Bancorp Inc *	952	21,496
Meta Financial Group Inc	729	29,401
Metro Bancorp Inc *	1,738	37,437
MetroCorp Bancshares Inc	1,965	29,613
MGIC Investment Corp *	17,625	148,755
Middleburg Financial Corp	659	11,888
MidSouth Bancorp Inc	998	17,824
MidWestOne Financial Group Inc	842	22,902
Monmouth Real Estate Investment Corp ‘A’ REIT	5,556	50,504
Montpelier Re Holdings Ltd (Bermuda)	5,325	154,957
MVC Capital Inc	2,757	37,220

	Shares	Value
NASB Financial Inc	480	$14,496
National Bank Holdings Corp ‘A’	5,493	117,550
National Bankshares Inc	869	32,057
National Interstate Corp	596	13,708
National Penn Bancshares Inc	14,229	161,215
National Western Life Insurance Co ‘A’	266	59,464
NBT Bancorp Inc	5,346	138,461
Nelnet Inc ‘A’	2,769	116,686
New Mountain Finance Corp	5,548	83,442
New Residential Investment Corp REIT	30,674	204,902
New York Mortgage Trust Inc REIT	8,057	56,318
NewBridge Bancorp *	3,073	23,048
NewStar Financial Inc *	3,211	57,059
NGP Capital Resources Co	2,636	19,691
Nicholas Financial Inc (Canada)	1,325	20,856
Northfield Bancorp Inc	5,493	72,508
Northrim BanCorp Inc	810	21,254
NorthStar Realty Finance Corp REIT	35,171	473,050
Northwest Bancshares Inc	11,404	168,551
OceanFirst Financial Corp	1,700	29,121
OFG Bancorp	5,519	95,699
Old National Bancorp	12,326	189,451
OmniAmerican Bancorp Inc *	1,393	29,782
One Liberty Properties Inc REIT	1,508	30,356
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	2,710	42,872
Oppenheimer Holdings Inc ‘A’	1,206	29,885
Oritani Financial Corp	3,808	61,118
Pacific Continental Corp	2,207	35,180
Pacific Premier Bancorp Inc *	2,011	31,653
PacWest Bancorp	4,594	193,959
Palmetto Bancshares Inc *	518	6,713
Park National Corp	1,418	120,629
Park Sterling Corp	5,482	39,141
Parkway Properties Inc REIT	6,789	130,964
Peapack Gladstone Financial Corp	1,059	20,227
Pebblebrook Hotel Trust REIT	7,455	229,316
PennantPark Floating Rate Capital Ltd	1,792	24,604
PennantPark Investment Corp	8,133	94,343
Penns Woods Bancorp Inc	568	28,968
Pennsylvania REIT	8,236	156,319
PennyMac Financial Services Inc ‘A’ *	1,446	25,377
PennyMac Mortgage Investment Trust REIT	5,628	129,219
Peoples Bancorp Inc	1,341	30,186
PHH Corp *	6,902	168,064
Physicians Realty Trust REIT	1,862	23,722
PICO Holdings Inc *	2,694	62,258
Pinnacle Financial Partners Inc	4,240	137,927
Piper Jaffray Cos *	1,933	76,450
Platinum Underwriters Holdings Ltd (Bermuda)	3,544	217,176
Preferred Bank *	1,366	27,388
Primerica Inc	6,888	295,564
PrivateBancorp Inc	7,847	227,014
Prospect Capital Corp	33,666	377,733
Prosperity Bancshares Inc	7,318	463,888
Provident Financial Holdings Inc	1,132	16,980
Provident Financial Services Inc	7,236	139,800
QTS Realty Trust Inc ‘A’ REIT	1,362	33,750
Radian Group Inc	15,183	214,384
RAIT Financial Trust REIT	8,403	75,375
Ramco-Gershenson Properties Trust REIT	8,087	127,289
RCS Capital Corp ‘A’	178	3,266
RE/MAX Holdings Inc ‘A’ *	977	31,332
Redwood Trust Inc REIT	9,997	193,642
Regional Management Corp *	332	11,265
Renasant Corp	3,713	116,811
Republic Bancorp Inc ‘A’	1,244	30,528
Resource America Inc ‘A’	1,478	13,834
Resource Capital Corp REIT	15,665	92,893
Retail Opportunity Investments Corp REIT	8,671	127,637

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-61

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Rexford Industrial Realty Inc REIT	1,483	$19,576
RLI Corp	2,579	251,143
RLJ Lodging Trust REIT	14,931	363,122
Rockville Financial Inc	3,101	44,065
Rouse Properties Inc REIT	2,702	59,957
Ryman Hospitality Properties Inc REIT	1,938	80,970
S&T Bancorp Inc	3,607	91,293
Sabra Health Care REIT Inc	2,712	70,892
Safeguard Scientifics Inc *	2,546	51,149
Safety Insurance Group Inc	1,563	87,997
Sandy Spring Bancorp Inc	3,027	85,331
Seacoast Banking Corp of Florida *	2,141	26,123
Select Income REIT	2,765	73,936
Selective Insurance Group Inc	6,718	181,789
Sierra Bancorp	1,501	24,151
Silver Bay Realty Trust Corp REIT	1,881	30,077
Silvercrest Asset Management Group Inc ‘A’	562	9,582
Simmons First National Corp ‘A’	2,001	74,337
Solar Capital Ltd	5,490	123,799
Solar Senior Capital Ltd	1,449	26,401
Southside Bancshares Inc	2,178	59,547
Southwest Bancorp Inc *	2,409	38,351
Sovran Self Storage Inc REIT	373	24,308
Springleaf Holdings Inc *	1,650	41,712
STAG Industrial Inc REIT	5,128	104,560
State Auto Financial Corp	1,827	38,805
State Bank Financial Corp	3,850	70,031
StellarOne Corp	2,738	65,904
Stellus Capital Investment Corp	1,436	21,468
Sterling Bancorp	10,134	135,497
Sterling Financial Corp	4,102	139,796
Stewart Information Services Corp	2,558	82,547
Stifel Financial Corp *	7,693	368,649
Stonegate Mortgage Corp *	960	15,869
Strategic Hotels & Resorts Inc REIT *	3,551	33,557
Suffolk Bancorp *	1,423	29,598
Summit Hotel Properties Inc REIT	9,675	87,075
Sun Bancorp Inc *	5,055	17,794
Sunstone Hotel Investors Inc REIT	22,117	296,368
Susquehanna Bancshares Inc	22,605	290,248
SWS Group Inc *	3,527	21,444
SY Bancorp Inc	1,730	55,222
Symetra Financial Corp	9,839	186,547
Taylor Capital Group Inc *	2,072	55,074
TCP Capital Corp	4,307	72,271
Tejon Ranch Co *	126	4,632
Terreno Realty Corp REIT	3,101	54,888
Territorial Bancorp Inc	1,289	29,905
Texas Capital Bancshares Inc *	4,947	307,703
The First Marblehead Corp *	1,043	7,708
The First of Long Island Corp	980	42,013
The Geo Group Inc REIT	4,548	146,537
The Navigators Group Inc *	1,247	78,761
The Phoenix Cos Inc *	711	43,655
Third Point Reinsurance Ltd * (Bermuda)	2,266	41,989
THL Credit Inc	4,229	69,736
TICC Capital Corp	6,430	66,486
Tompkins Financial Corp	1,765	90,703
Tower Group International Ltd (Bermuda)	6,652	22,484
TowneBank	3,263	50,218
Tree.com Inc *	301	9,885
Triangle Capital Corp	3,365	93,042
Trico Bancshares	1,972	55,946
Tristate Capital Holdings Inc *	831	9,856
TrustCo Bank Corp NY	11,484	82,455
Trustmark Corp	8,196	219,981
UMB Financial Corp	4,336	278,718
UMH Properties Inc REIT	1,769	16,664
Umpqua Holdings Corp	13,575	259,825
Union First Market Bankshares Corp	2,451	60,809

	Shares	Value
United Bankshares Inc	1,794	$56,421
United Community Banks Inc *	5,200	92,300
United Community Financial Corp *	5,810	20,742
United Financial Bancorp Inc	2,415	45,619
United Fire Group Inc	2,268	65,001
Universal Insurance Holdings Inc	2,869	41,543
Univest Corp of Pennsylvania	2,091	43,242
Urstadt Biddle Properties Inc ‘A’ REIT	567	10,461
VantageSouth Bancshares Inc *	1,454	7,663
ViewPoint Financial Group Inc	4,827	132,501
Virginia Commerce Bancorp Inc *	3,307	56,186
Walker & Dunlop Inc *	2,028	32,793
Walter Investment Management Corp *	4,460	157,706
Washington Banking Co	1,919	34,024
Washington REIT	5,900	137,824
Washington Trust Bancorp Inc	1,759	65,470
Waterstone Financial Inc *	863	9,579
Webster Financial Corp	10,919	340,454
WesBanco Inc	3,153	100,896
West Bancorp Inc	1,782	28,191
Westamerica Bancorp	3,294	185,979
Western Alliance Bancorp *	8,958	213,738
Western Asset Mortgage Capital Corp REIT	3,162	47,051
Westfield Financial Inc	2,204	16,442
WhiteHorse Finance Inc	826	12,481
Whitestone REIT	2,775	37,102
Wilshire Bancorp Inc	8,172	89,320
Winthrop Realty Trust REIT	3,668	40,531
Wintrust Financial Corp	4,498	207,448
WSFS Financial Corp	944	73,188
Yadkin Financial Corp *	1,761	30,007
ZAIS Financial Corp REIT	101	1,619

		38,291,626

Health Care - 4.5%

ACADIA Pharmaceuticals Inc *	489	12,220
Addus HomeCare Corp *	581	13,043
Affymetrix Inc *	8,523	73,042
Agios Pharmaceuticals Inc *	115	2,754
Albany Molecular Research Inc *	2,827	28,496
Alliance HealthCare Services Inc *	374	9,253
Almost Family Inc *	1,008	32,589
Alnylam Pharmaceuticals Inc *	404	25,989
Alphatec Holdings Inc *	7,382	14,838
Amedisys Inc *	3,762	55,038
Amsurg Corp *	2,737	125,683
Analogic Corp	813	71,999
AngioDynamics Inc *	2,999	51,553
Anika Therapeutics Inc *	614	23,430
Aratana Therapeutics Inc *	157	2,999
Arena Pharmaceuticals Inc *	3,212	18,790
Arqule Inc *	412	886
ArthroCare Corp *	624	25,110
AVEO Pharmaceuticals Inc *	6,307	11,605
Biolase Inc *	289	819
BioScrip Inc *	5,432	40,197
Bluebird Bio Inc *	114	2,392
Cambrex Corp *	1,888	33,663
Celldex Therapeutics Inc *	696	16,850
Cellular Dynamics International Inc *	65	1,073
Chindex International Inc *	1,187	20,689
Conatus Pharmaceuticals Inc *	97	626
CONMED Corp	3,349	142,332
Cornerstone Therapeutics Inc *	1,085	10,297
Cross Country Healthcare Inc *	3,274	32,675
CryoLife Inc	3,087	34,235
Curis Inc *	2,453	6,917
Cutera Inc *	1,708	17,387
Cynosure Inc ‘A’ *	1,532	40,874
Cytokinetics Inc *	619	4,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-62

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Cytori Therapeutics Inc *	1,565	$4,022
Derma Sciences Inc *	1,658	17,940
Dynavax Technologies Corp *	3,583	7,023
Emergent Biosolutions Inc *	2,766	63,590
Enzon Pharmaceuticals Inc	4,722	5,478
Esperion Therapeutics Inc *	103	1,415
Exactech Inc *	909	21,598
Five Star Quality Care Inc *	5,205	28,575
Geron Corp *	15,688	74,361
Greatbatch Inc *	2,882	127,500
Hanger Inc *	2,372	93,314
Harvard Apparatus Regenerative Technology Inc *	702	3,334
Harvard Bioscience Inc *	2,809	13,202
HealthSouth Corp	1,697	56,544
Healthways Inc *	1,437	22,058
Hi-Tech Pharmacal Co Inc *	877	38,053
Horizon Pharma Inc *	3,069	23,386
ICU Medical Inc *	153	9,748
Idenix Pharmaceuticals Inc *	1,531	9,155
ImmunoGen Inc *	2,415	35,428
Immunomedics Inc *	434	1,996
Impax Laboratories Inc *	8,255	207,531
Integra LifeSciences Holdings Corp *	1,259	60,067
InterMune Inc *	778	11,460
Intrexon Corp *	198	4,712
Invacare Corp	3,844	89,219
Kindred Healthcare Inc	6,509	128,488
Lexicon Pharmaceuticals Inc *	1,835	3,303
LHC Group Inc *	1,469	35,315
Magellan Health Services Inc *	3,272	196,026
Medical Action Industries Inc *	1,073	9,185
Merit Medical Systems Inc *	5,121	80,605
Momenta Pharmaceuticals Inc *	898	15,877
National Healthcare Corp	1,301	70,137
National Research Corp ‘A’ *	719	13,532
Natus Medical Inc *	1,535	34,537
Navidea Biopharmaceuticals Inc *	2,363	4,891
Nektar Therapeutics *	4,355	49,429
NPS Pharmaceuticals Inc *	4,312	130,912
NuVasive Inc *	4,193	135,560
Omnicell Inc *	1,808	46,158
OncoMed Pharmaceuticals Inc *	81	2,391
Onconova Therapeutics Inc *	98	1,125
OraSure Technologies Inc *	6,779	42,640
Orthofix International NV * (Netherlands)	2,374	54,175
Owens & Minor Inc	6,044	220,969
Pacific Biosciences of California Inc *	5,870	30,700
Pernix Therapeutics Holdings *	2,251	5,673
PharMerica Corp *	3,576	76,884
PhotoMedex Inc *	1,046	13,546
Pozen Inc *	3,290	26,452
Progenics Pharmaceuticals Inc *	1,449	7,723
Prothena Corp PLC * (Ireland)	1,728	45,827
PTC Therapeutics Inc *	159	2,698
Rigel Pharmaceuticals Inc *	10,607	30,230
Rockwell Medical Inc *	4,021	41,979
RTI Surgical Inc *	6,842	24,221
Sciclone Pharmaceuticals Inc *	1,710	8,618
Select Medical Holdings Corp	5,994	69,590
SIGA Technologies Inc *	362	1,184
Skilled Healthcare Group Inc ‘A’ *	129	620
Solta Medical Inc *	8,471	24,989
Spectrum Pharmaceuticals Inc *	7,731	68,419
Staar Surgical Co *	262	4,242
Surgical Care Affiliates Inc *	690	24,040
Symmetry Medical Inc *	4,550	45,864
Targacept Inc *	3,405	14,131
The Ensign Group Inc	108	4,781
Tornier NV * (Netherlands)	3,175	59,658
Triple-S Management Corp ‘B’ *	2,663	51,769

	Shares	Value
Universal American Corp	4,790	$34,967
USMD Holdings Inc *	108	2,172
Vical Inc *	650	767
Vocera Communications Inc *	383	5,979
WellCare Health Plans Inc *	5,256	370,127
Wright Medical Group Inc *	4,873	149,650
XenoPort Inc *	4,471	25,708
XOMA Corp *	1,042	7,013

		4,590,551

Industrials - 13.0%

AAR Corp	4,792	134,224
ABM Industries Inc	6,601	188,723
Acacia Research Corp	4,226	61,446
ACCO Brands Corp *	13,667	91,842
Accuride Corp *	332	1,238
Aceto Corp	2,631	65,801
Actuant Corp ‘A’	8,854	324,411
Aegion Corp *	4,159	91,041
Aerovironment Inc *	2,220	64,669
Air Transport Services Group Inc *	6,325	51,169
Aircastle Ltd (Bermuda)	4,914	94,152
Alamo Group Inc	862	52,315
Albany International Corp ‘A’	2,847	102,293
Ameresco Inc ‘A’ *	2,370	22,894
American Railcar Industries Inc	1,141	52,201
American Science & Engineering Inc	822	59,110
American Superconductor Corp *	6,118	10,034
Ampco-Pittsburgh Corp	1,042	20,267
API Technologies Corp *	3,869	13,193
Apogee Enterprises Inc	1,008	36,197
Applied Industrial Technologies Inc	426	20,912
ARC Document Solutions Inc *	4,591	37,738
Argan Inc	1,689	46,549
Arkansas Best Corp	3,091	104,105
Astec Industries Inc	2,461	95,068
Atlas Air Worldwide Holdings Inc *	3,109	127,935
Barnes Group Inc	6,496	248,862
Brady Corp ‘A’	5,584	172,713
Briggs & Stratton Corp	5,813	126,491
CAI International Inc *	1,334	31,442
Casella Waste Systems Inc ‘A’ *	367	2,129
CBIZ Inc *	4,245	38,714
CDI Corp	1,657	30,704
Ceco Environmental Corp	1,049	16,962
Celadon Group Inc	2,273	44,278
Cenveo Inc *	3,217	11,066
CIRCOR International Inc	1,995	161,156
Columbus McKinnon Corp *	1,995	54,144
Comfort Systems USA Inc	3,307	64,123
Commercial Vehicle Group Inc *	870	6,325
Compx International Inc	115	1,619
Consolidated Graphics Inc *	865	58,336
Courier Corp	1,401	25,344
CRA International Inc *	1,208	23,918
Cubic Corp	2,234	117,642
Curtiss-Wright Corp	5,660	352,222
Deluxe Corp	2,160	112,730
DigitalGlobe Inc *	9,002	370,432
Douglas Dynamics Inc	233	3,919
Ducommun Inc *	1,289	38,425
Dycom Industries Inc *	2,501	69,503
Dynamic Materials Corp	1,656	36,001
EMCOR Group Inc	8,112	344,273
Encore Wire Corp	2,176	117,939
Energy Recovery Inc *	3,077	17,108
EnerNOC Inc *	2,088	35,934
EnerSys	3,920	274,753
Engility Holdings Inc *	2,041	68,169
Ennis Inc	3,202	56,675
EnPro Industries Inc *	1,268	73,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-63

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Erickson Air-Crane Inc *	120	$2,495
ESCO Technologies Inc	2,273	77,873
Esterline Technologies Corp *	3,783	385,715
Flow International Corp *	4,793	19,364
Franklin Covey Co *	361	7,177
Franklin Electric Co Inc	300	13,392
FreightCar America Inc	1,462	38,918
FTI Consulting Inc *	4,867	200,228
Furmanite Corp *	1,737	18,447
G&K Services Inc ‘A’	1,960	121,971
GenCorp Inc *	1,615	29,102
General Cable Corp	5,552	163,284
Gibraltar Industries Inc *	3,656	67,965
Global Brass & Copper Holdings Inc	726	12,015
Global Power Equipment Group Inc	2,055	40,216
GrafTech International Ltd *	14,110	158,455
Granite Construction Inc	4,688	163,986
Great Lakes Dredge & Dock Corp *	6,579	60,527
Griffon Corp	5,328	70,383
Hardinge Inc	1,407	20,359
Hawaiian Holdings Inc *	6,350	61,151
Heartland Express Inc	1,346	26,409
Heidrick & Struggles International Inc	2,199	44,288
Heritage-Crystal Clean Inc *	81	1,660
HNI Corp	321	12,464
Houston Wire & Cable Co	1,485	19,869
Hurco Cos Inc	778	19,458
Huron Consulting Group Inc *	2,436	152,786
ICF International Inc *	2,362	81,985
II-VI Inc *	6,148	108,205
Insteel Industries Inc	135	3,069
International Shipholding Corp	683	20,149
Intersections Inc	1,199	9,340
JetBlue Airways Corp *	28,122	240,443
Kadant Inc	1,367	55,391
Kaman Corp	1,161	46,127
Kelly Services Inc ‘A’	3,211	80,082
Kforce Inc	316	6,465
Kimball International Inc ‘B’	3,867	58,121
Knoll Inc	1,914	35,045
Korn/Ferry International *	5,876	153,481
Kratos Defense & Security Solutions Inc *	5,341	41,019
Layne Christensen Co *	2,407	41,112
LB Foster Co ‘A’	1,236	58,450
LMI Aerospace Inc *	1,150	16,951
LSI Industries Inc	2,619	22,707
Lydall Inc *	2,067	36,421
Marten Transport Ltd	2,854	57,622
McGrath RentCorp	1,572	62,566
Meritor Inc *	11,753	122,584
Miller Industries Inc	1,358	25,300
Mobile Mini Inc *	4,177	172,009
Moog Inc ‘A’ *	4,974	337,934
Multi-Color Corp	575	21,701
MYR Group Inc *	2,516	63,101
National Presto Industries Inc *	532	42,826
Navigant Consulting Inc *	6,075	116,640
NCI Building Systems Inc *	423	7,419
NL Industries Inc	924	10,330
NN Inc	2,083	42,056
Northwest Pipe Co *	1,142	43,122
Odyssey Marine Exploration Inc *	535	1,081
Orbital Sciences Corp *	7,241	168,715
Orion Marine Group Inc *	3,316	39,891
Pacer International Inc *	3,863	31,908
Patriot Transportation Holding Inc *	790	32,793
Pendrell Corp *	16,841	33,850
Pike Corp *	1,543	16,310
Ply Gem Holdings Inc *	222	4,003
PMFG Inc *	2,534	22,933
Powell Industries Inc	1,102	73,823

	Shares	Value
Preformed Line Products Co	286	$20,924
Quad/Graphics Inc	3,003	81,772
Quality Distribution Inc *	1,682	21,580
Quanex Building Products Corp	4,442	88,485
Republic Airways Holdings Inc *	2,888	30,873
Resources Connection Inc	4,884	69,988
Revolution Lighting Technologies Inc *	281	962
Roadrunner Transportation Systems Inc *	1,144	30,831
RPX Corp *	3,405	57,545
Rush Enterprises Inc ‘A’ *	2,630	77,980
Schawk Inc	1,632	24,268
Simpson Manufacturing Co Inc	4,494	165,065
SkyWest Inc	5,914	87,705
SP Plus Corp *	659	17,160
Sparton Corp *	1,240	34,658
Standex International Corp	1,226	77,091
Steelcase Inc ‘A’	9,031	143,232
Sterling Construction Co Inc *	1,835	21,525
Stock Building Supply Holdings Inc *	320	5,830
Swisher Hygiene Inc *	14,698	7,556
TAL International Group Inc *	2,190	125,597
Tecumseh Products Co ‘A’ *	2,239	20,263
Teledyne Technologies Inc *	3,117	286,328
Tetra Tech Inc *	7,244	202,687
Textainer Group Holdings Ltd (Bermuda)	1,729	69,540
The Brink’s Co	1,688	57,628
The ExOne Co *	113	6,832
The Gorman-Rupp Co	653	21,830
The Greenbrier Cos Inc *	2,949	96,845
The KEYW Holding Corp *	2,383	32,028
Titan International Inc	1,587	28,534
Titan Machinery Inc *	2,099	37,404
TRC Cos Inc *	1,889	13,487
Tutor Perini Corp *	4,455	117,167
Twin Disc Inc	1,009	26,123
Ultrapetrol Bahamas Ltd * (Bahamas)	2,414	9,028
UniFirst Corp	792	84,744
United Stationers Inc	4,902	224,953
Universal Forest Products Inc	2,395	124,875
UTi Worldwide Inc (United Kingdom)	3,110	54,612
Viad Corp	2,421	67,255
Vicor Corp *	2,156	28,934
VSE Corp	498	23,909
Wabash National Corp *	7,587	93,699
Watts Water Technologies Inc ‘A’	3,190	197,365
Werner Enterprises Inc	3,947	97,609
Wesco Aircraft Holdings Inc *	3,898	85,444
West Corp	925	23,782
XPO Logistics Inc *	2,571	67,592
YRC Worldwide Inc *	978	16,988

		13,259,827

Information Technology - 10.1%

Accelrys Inc *	6,782	64,700
Actuate Corp *	296	2,282
Acxiom Corp *	6,682	247,100
ADTRAN Inc	2,500	67,525
Advanced Energy Industries Inc *	312	7,132
Aeroflex Holding Corp *	2,415	15,698
Agilysys Inc *	1,708	23,775
Alpha & Omega Semiconductor Ltd * (Bermuda)	1,961	15,119
Amkor Technology Inc *	8,580	52,595
ANADIGICS Inc *	10,023	18,442
Anaren Inc *	1,258	35,211
Angie’s List Inc *	2,241	33,951
Anixter International Inc	1,365	122,632
ARRIS Group Inc *	1,694	41,274
Aspen Technology Inc *	651	27,212
ATMI Inc *	3,842	116,067
Audience Inc *	1,172	13,642

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-64

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Aviat Networks Inc *	7,413	$16,753
Avid Technology Inc *	3,784	30,840
Axcelis Technologies Inc *	13,182	32,164
Bankrate Inc *	5,585	100,195
Bazaarvoice Inc *	2,616	20,719
Bel Fuse Inc ‘B’	1,198	25,529
Belden Inc	611	43,045
Benchmark Electronics Inc *	6,541	150,966
Benefitfocus Inc *	157	9,065
Black Box Corp	1,917	57,127
Blucora Inc *	1,849	53,917
Brooks Automation Inc	7,977	83,679
CACI International Inc ‘A’ *	2,788	204,137
Calix Inc *	704	6,787
Ceva Inc *	2,698	41,064
Checkpoint Systems Inc *	4,923	77,636
CIBER Inc *	9,068	37,542
Ciena Corp *	3,179	76,074
Cirrus Logic Inc *	4,557	93,100
Coherent Inc *	449	33,401
Cohu Inc	2,997	31,469
Comtech Telecommunications Corp	2,019	63,639
Control4 Corp *	296	5,239
Convergys Corp	12,688	267,082
Cray Inc *	2,362	64,861
CSG Systems International Inc	1,873	55,066
CTS Corp	4,018	79,998
Cvent Inc *	198	7,205
Cyan Inc *	759	4,015
Daktronics Inc	3,484	54,629
Dealertrack Technologies Inc *	586	28,175
Demand Media Inc *	4,493	25,925
Digi International Inc *	3,145	38,117
Digital River Inc *	3,999	73,982
Diodes Inc *	964	22,712
DSP Group Inc *	2,379	23,100
EarthLink Inc	12,369	62,711
Ebix Inc	1,021	15,029
Electro Rent Corp	1,127	20,872
Electro Scientific Industries Inc	2,892	30,250
Electronics For Imaging Inc *	2,588	100,233
Emulex Corp *	9,684	69,337
Entegris Inc *	14,272	165,555
Entropic Communications Inc *	10,926	51,461
Epiq Systems Inc	3,601	58,372
ePlus Inc *	425	24,157
Extreme Networks Inc *	11,200	78,400
Fabrinet * (Cayman)	3,401	69,925
FARO Technologies Inc *	186	10,844
Finisar Corp *	11,277	269,746
FormFactor Inc *	6,540	39,371
Fusion-io Inc *	2,940	26,195
Gerber Scientific Inc Escrow Shares * +	1,382	-
Gigamon Inc *	592	16,623
Global Cash Access Holdings Inc *	7,968	79,600
Glu Mobile Inc *	621	2,416
Gogo Inc *	583	14,464
GSI Group Inc * (Canada)	3,671	41,262
GSI Technology Inc *	2,409	15,996
GT Advanced Technologies Inc *	2,569	22,402
Harmonic Inc *	12,169	89,807
Hutchinson Technology Inc *	2,672	8,550
Imation Corp *	3,963	18,547
Immersion Corp *	224	2,325
Infinera Corp *	1,514	14,807
Inphi Corp *	2,036	26,264
Insight Enterprises Inc *	5,244	119,091
Integrated Device Technology Inc *	11,226	114,393
Integrated Silicon Solution Inc *	3,419	41,336
Internap Network Services Corp *	6,496	48,850
International Rectifier Corp *	8,377	218,388

	Shares	Value
Intersil Corp ‘A’	15,355	$176,122
IntraLinks Holdings Inc *	4,684	56,723
Itron Inc *	4,765	197,414
IXYS Corp	2,942	38,158
Kemet Corp *	5,460	30,794
Kopin Corp *	8,037	33,916
KVH Industries Inc *	302	3,935
Lattice Semiconductor Corp *	10,291	56,703
Limelight Networks Inc *	6,337	12,547
Lionbridge Technologies Inc *	383	2,283
Littelfuse Inc	267	24,812
LTX-Credence Corp *	5,803	46,366
Luxoft Holding Inc * (United Kingdom)	143	5,431
M/A-COM Technology Solutions Holdings Inc *	84	1,427
ManTech International Corp ‘A’	2,868	85,839
Marchex Inc ‘B’ *	2,748	23,770
Measurement Specialties Inc *	220	13,352
Mentor Graphics Corp	11,514	277,142
Mercury Systems Inc *	3,944	43,187
Methode Electronics Inc	1,956	66,876
Microsemi Corp *	2,484	61,976
MKS Instruments Inc	6,393	191,406
ModusLink Global Solutions Inc *	4,325	24,782
MoneyGram International Inc *	1,965	40,833
Monster Worldwide Inc *	12,654	90,223
MoSys Inc *	693	3,825
Multi-Fineline Electronix Inc *	1,040	14,446
Nanometrics Inc *	910	17,336
NeoPhotonics Corp *	2,445	17,262
NETGEAR Inc *	4,648	153,105
Newport Corp *	4,675	84,477
Numerex Corp ‘A’ *	1,692	21,911
OmniVision Technologies Inc *	5,943	102,220
Oplink Communications Inc *	2,112	39,283
OSI Systems Inc *	181	9,613
Park Electrochemical Corp	2,488	71,455
PC Connection Inc	1,136	28,230
PC-Tel Inc	1,916	18,336
Perficient Inc *	3,503	82,040
Pericom Semiconductor Corp *	2,776	24,595
Photronics Inc *	7,285	65,784
Plantronics Inc	438	20,345
Plexus Corp *	4,110	177,922
PLX Technology Inc *	343	2,257
PMC-Sierra Inc *	14,034	90,239
PRGX Global Inc *	3,506	23,560
Procera Networks Inc *	2,043	30,686
Progress Software Corp *	3,133	80,925
QAD Inc ‘A’	49	865
QLogic Corp *	10,748	127,149
Quantum Corp *	25,894	31,073
QuinStreet Inc *	3,799	33,013
Radisys Corp *	2,630	6,023
RealD Inc *	766	6,542
RealNetworks Inc *	2,675	20,196
Responsys Inc *	359	9,840
RF Micro Devices Inc *	4,344	22,415
Richardson Electronics Ltd	1,321	15,007
Rofin-Sinar Technologies Inc *	3,155	85,248
Rogers Corp *	1,261	77,552
Rubicon Technology Inc *	1,926	19,164
Rudolph Technologies Inc *	3,294	38,672
Sanmina Corp *	9,968	166,466
Sapiens International Corp NV (Netherlands)	1,875	14,456
ScanSource Inc *	3,357	142,438
Seachange International Inc *	3,989	48,506
ShoreTel Inc *	6,297	58,436
Shutterstock Inc *	276	23,082
Sigma Designs Inc *	3,750	17,700
Sonus Networks Inc *	24,172	76,142
Spansion Inc ‘A’ *	5,684	78,951

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-65

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Speed Commerce Inc *	5,437	$25,391
Super Micro Computer Inc *	3,820	65,551
Supertex Inc *	1,185	29,684
Sykes Enterprises Inc *	4,721	102,965
SYNNEX Corp *	3,185	214,669
TechTarget Inc *	1,315	9,021
TeleCommunication Systems Inc ‘A’ *	5,585	12,957
Telenav Inc *	2,208	14,551
TeleTech Holdings Inc *	821	19,655
Tessco Technologies Inc	624	25,160
Tessera Technologies Inc	6,368	125,513
Textura Corp *	180	5,389
The Hackett Group Inc	2,117	13,147
TiVo Inc *	8,200	107,584
Tremor Video Inc *	231	1,340
TriQuint Semiconductor Inc *	17,750	148,035
TTM Technologies Inc *	6,458	55,410
Ultra Clean Holdings Inc *	2,712	27,201
Unisys Corp *	5,087	170,771
United Online Inc	1,652	22,732
Unwired Planet Inc *	582	803
VASCO Data Security International Inc *	2,004	15,491
Veeco Instruments Inc *	3,667	120,681
Viasystems Group Inc *	356	4,870
Vishay Precision Group Inc *	1,484	22,097
Vocus Inc *	2,097	23,885
Vringo Inc *	6,689	19,799
Westell Technologies Inc ‘A’ *	5,381	21,793
YuMe Inc *	151	1,125
Zygo Corp *	2,012	29,737

		10,292,702

Materials - 4.5%

A Schulman Inc	3,546	125,032
AK Steel Holding Corp *	16,418	134,628
Allied Nevada Gold Corp *	12,709	45,117
AM Castle & Co *	2,113	31,209
AMCOL International Corp	2,064	70,135
Arabian American Development Co *	164	2,058
Axiall Corp	8,433	400,062
Century Aluminum Co *	6,146	64,287
Chase Corp	516	18,215
Clearwater Paper Corp *	548	28,770
Coeur Mining Inc *	7,645	82,948
Commercial Metals Co	14,134	287,344
FutureFuel Corp	2,017	31,869
General Moly Inc *	6,666	8,932
Globe Specialty Metals Inc	7,337	132,139
GSE Holding Inc *	825	1,708
Handy & Harman Ltd *	65	1,574
Haynes International Inc	1,480	81,755
Hecla Mining Co	34,453	106,115
Horsehead Holding Corp *	6,057	98,184
Innospec Inc	173	7,996
Intrepid Potash Inc *	6,611	104,718
Kaiser Aluminum Corp	2,281	160,217
KMG Chemicals Inc	156	2,635
Kraton Performance Polymers Inc *	3,912	90,172
Louisiana-Pacific Corp *	4,650	86,071
LSB Industries Inc *	1,058	43,399
Marrone Bio Innovations Inc *	230	4,089
Materion Corp	1,180	36,403
Midway Gold Corp * (Canada)	1,085	879
Minerals Technologies Inc	4,215	253,195
Molycorp Inc *	17,944	100,845
Myers Industries Inc	2,926	61,797
Neenah Paper Inc	1,720	73,564
Noranda Aluminum Holding Corp	4,322	14,219
Olin Corp	3,276	94,513
Olympic Steel Inc	813	23,561
OM Group Inc *	3,599	131,040

	Shares	Value
Penford Corp *	938	$12,053
PH Glatfelter Co	581	16,059
Quaker Chemical Corp	1,195	92,099
Resolute Forest Products Inc *	8,402	134,600
RTI International Metals Inc *	3,775	129,143
Schnitzer Steel Industries Inc ‘A’	2,919	95,364
Schweitzer-Mauduit International Inc	1,047	53,889
Sensient Technologies Corp	6,055	293,789
Stepan Co	912	59,855
Stillwater Mining Co *	14,259	175,956
SunCoke Energy Inc *	8,448	192,699
Taminco Corp *	235	4,749
Texas Industries Inc *	177	12,174
Tredegar Corp	1,898	54,681
UFP Technologies Inc *	662	16,696
United States Lime & Minerals Inc *	11	673
Universal Stainless & Alloy Products Inc *	839	30,254
Walter Energy Inc	4,900	81,487
Wausau Paper Corp	297	3,766
Zep Inc	1,711	31,072
Zoltek Cos Inc *	3,346	56,045

		4,588,497

Telecommunication Services - 0.5%

Boingo Wireless Inc *	2,332	14,948
Cbeyond Inc *	3,077	21,231
Cincinnati Bell Inc *	16,944	60,321
Fairpoint Communications Inc *	339	3,834
Hawaiian Telcom Holdco Inc *	1,248	36,654
IDT Corp ‘B’	119	2,127
inContact Inc *	416	3,249
Inteliquent Inc	2,394	27,339
Iridium Communications Inc *	7,807	48,872
Leap Wireless International Inc *	5,036	87,626
magicJack VocalTec Ltd * (Israel)	715	8,523
NII Holdings Inc *	21,011	57,780
ORBCOMM Inc *	4,380	27,769
Premiere Global Services Inc *	4,706	54,543
RingCentral Inc ‘A’ *	609	11,187
Shenandoah Telecommunications Co	304	7,804
Straight Path Communications Inc ‘B’ *	94	770
Towerstream Corp *	2,039	6,035
USA Mobility Inc	2,645	37,771
Vonage Holdings Corp *	18,631	62,041

		580,424

Utilities - 5.8%

ALLETE Inc	4,830	240,920
American States Water Co	4,263	122,476
Artesian Resources Corp ‘A’	887	20,357
Atlantic Power Corp (Canada)	14,685	51,104
Avista Corp	7,253	204,462
Black Hills Corp	5,373	282,136
California Water Service Group	5,775	133,229
Chesapeake Utilities Corp	1,150	69,023
Cleco Corp	7,318	341,165
Connecticut Water Service Inc	1,309	46,483
Consolidated Water Co Ltd (Cayman)	1,786	25,183
Delta Natural Gas Co Inc	804	17,993
Dynegy Inc *	12,021	258,692
El Paso Electric Co	4,844	170,073
Empire District Electric Co	5,140	116,627
Genie Energy Ltd ‘B’ *	1,560	15,928
IDACORP Inc	6,079	315,135
MGE Energy Inc	2,780	160,962
Middlesex Water Co	1,917	40,142
New Jersey Resources Corp	5,077	234,760
Northwest Natural Gas Co	3,286	140,706
NorthWestern Corp	4,585	198,622
NRG Yield Inc ‘A’	2,685	107,427
Ormat Technologies Inc	2,133	58,039

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-66

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Otter Tail Corp	4,378	$128,144
Pattern Energy Group Inc	2,167	65,682
Piedmont Natural Gas Co Inc	9,191	304,774
PNM Resources Inc	9,573	230,901
Portland General Electric Co	9,185	277,387
SJW Corp	1,365	40,663
South Jersey Industries Inc	3,158	176,722
Southwest Gas Corp	5,620	314,214
The Laclede Group Inc	3,970	180,794
UIL Holdings Corp	6,859	265,786
Unitil Corp	1,676	51,101
UNS Energy Corp	4,707	281,714
WGL Holdings Inc	6,282	251,657
York Water Co	391	8,184

		5,949,367

Total Common Stocks (Cost $78,082,095)		97,686,733

EXCHANGE-TRADED FUND - 1.1%

iShares Russell 2000 Value	11,276	1,121,962

Total Exchange-Traded Fund (Cost $1,092,374)		1,121,962

	Principal Amount

SHORT-TERM INVESTMENT - 3.0%

Repurchase Agreement - 3.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $3,017,016; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $3,080,742)	$3,017,016	$3,017,016

Total Short-Term Investment (Cost $3,017,016)		3,017,016

TOTAL INVESTMENTS - 99.7% (Cost $82,191,485)		101,827,006

OTHER ASSETS & LIABILITIES, NET - 0.3%		260,169

NET ASSETS - 100.0%		$102,087,175

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	37.5%
Industrials	13.0%
Consumer Discretionary	10.2%
Information Technology	10.1%
Energy	6.9%
Utilities	5.8%
Health Care	4.5%
Materials	4.5%
Short-Term Investment	3.0%
Others (each less than 3.0%)	4.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/14)	28	$162,001

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-67

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$1,295	$1,295	$-	$-
	Common Stocks
	Consumer Discretionary	10,407,859	10,407,859	-	-
	Consumer Staples	2,654,586	2,654,586	-	-
	Energy	7,071,294	7,064,824	-	6,470
	Financials	38,291,626	38,291,626	-	-
	Health Care	4,590,551	4,590,551	-	-
	Industrials	13,259,827	13,259,827	-	-
	Information Technology	10,292,702	10,292,702	-	-
	Materials	4,588,497	4,588,497	-	-
	Telecommunication Services	580,424	580,424	-	-
	Utilities	5,949,367	5,949,367	-	-

		97,686,733	97,680,263	-	6,470
	Exchange-Traded Fund	1,121,962	1,121,962	-	-
	Short-Term Investment	3,017,016	-	3,017,016	-
	Derivatives:
	Equity Contracts
	Futures	162,001	162,001	-	-

	Total	$101,989,007	$98,965,521	$3,017,016	$6,470

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-68

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
WARRANTS - 0.0%

Malaysia - 0.0%

Genting Bhd Strike @ MYR 7.96 Exp 12/18/18 *	9,625	$9,198
Genting Plantations Bhd Strike @ MYR 7.75 Exp 06/17/19 *	1,760	1,891

		11,089

Total Warrants (Cost $5,449)		11,089

PREFERRED STOCKS - 5.5%

Brazil - 5.2%

AES Tiete SA	2,800	22,683
Banco Bradesco SA	32,925	411,932
Banco Bradesco SA ADR	29,970	375,524
Banco do Estado do Rio Grande do Sul SA ‘B’	5,200	27,772
Braskem SA ADR *	2,100	37,485
Centrais Eletricas Brasileiras SA ‘B’	3,500	15,140
Centrais Eletricas Brasileiras SA ADR	800	3,520
Cia Brasileira de Distribuicao Grupo Pao de Acucar ‘A’	2,544	113,630
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR ‘A’	1,400	62,538
Cia Energetica de Minas Gerais	12,361	73,437
Cia Energetica de Sao Paulo ‘B’	3,500	33,276
Cia Paranaense de Energia ADR ‘B’	2,200	28,908
Gerdau SA	21,761	170,342
Gerdau SA ADR	6,842	53,641
Itau Unibanco Holding SA	42,803	579,856
Itau Unibanco Holding SA ADR	33,550	455,274
Klabin SA	18,200	94,638
Lojas Americanas SA	13,223	88,605
Petroleo Brasileiro SA	59,082	434,321
Petroleo Brasileiro SA ADR	34,993	514,047
Suzano Papel e Celulose SA ‘A’	17,993	70,591
Telefonica Brasil SA	4,900	93,990
Ultrapar Participacoes SA ADR	3,300	78,045
Usinas Siderurgicas de Minas Gerais SA ‘A’ *	12,805	77,135
Vale SA	27,300	382,370
Vale SA ADR	28,066	393,205

		4,691,905

Colombia - 0.3%

Banco Davivienda SA	3,684	45,165
Bancolombia SA ADR	2,560	125,491
Grupo Aval Acciones y Valores	83,725	55,331
Grupo de Inversiones Suramericana SA	1,644	29,770

		255,757

Total Preferred Stocks (Cost $6,040,618)		4,947,662

COMMON STOCKS - 93.4%

Bermuda - 1.0%

Brilliance China Automotive Holdings Ltd	60,000	97,879
China Gas Holdings Ltd	58,000	85,277
China Resources Gas Group Ltd	26,000	90,063
COSCO Pacific Ltd	25,511	35,192
Credicorp Ltd	1,632	216,615
Haier Electronics Group Co Ltd	29,000	84,654
Kunlun Energy Co Ltd	54,000	95,368
VimpelCom Ltd ADR	15,200	196,688

		901,736

	Shares	Value
Brazil - 6.7%

AES Tiete SA	1,400	$10,571
ALL-America Latina Logistica SA	14,902	41,434
AMBEV SA	70,740	519,325
AMBEV SA ADR	48,250	354,638
Banco Bradesco SA	17,237	236,518
Banco do Brasil SA	18,911	196,115
Banco Santander Brasil SA	18,600	113,013
Banco Santander Brasil SA ADR	13,939	85,028
BM&FBovespa SA	51,327	240,907
BR Malls Participacoes SA	10,200	74,074
BRF SA	9,722	203,124
BRF SA ADR	7,300	152,351
CCR SA	20,272	152,989
Centrais Eletricas Brasileiras SA ADR	2,651	6,866
CETIP SA - Mercados Organizados	8,200	84,135
Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,800	88,452
Cia Energetica de Minas Gerais	5,100	30,698
Cia Hering	2,200	27,905
Cia Siderurgica Nacional SA	8,083	49,990
Cia Siderurgica Nacional SA ADR	8,700	53,940
Cielo SA	7,540	209,932
Cosan SA Industria e Comercio	3,876	65,041
CPFL Energia SA	5,200	41,741
CPFL Energia SA ADR	1,160	18,572
Cyrela Brazil Realty SA Empreendimentos e Participacoes	11,300	69,083
Duratex SA	9,100	50,745
EcoRodovias Infraestrutura e Logistica SA	6,000	37,685
Embraer SA ADR	4,178	134,448
Estacio Participacoes SA	6,900	59,809
Fibria Celulose SA *	5,500	64,384
Fibria Celulose SA ADR *	2,900	33,872
Grendene SA	836	6,416
Hypermarcas SA	13,600	102,148
Itau Unibanco Holding SA	6,162	77,221
JBS SA	19,239	71,803
Kroton Educacional SA	4,500	74,889
Localiza Rent a Car SA	2,835	40,018
Lojas Americanas SA	2,083	12,125
Lojas Renner SA	3,300	85,714
M Dias Branco SA	1,200	50,861
Multiplan Empreendimentos Imobiliarios SA	2,500	52,925
Natura Cosmeticos SA	4,821	84,766
Odontoprev SA	7,400	30,824
Oi SA	1,200	1,890
Oi SA ADR	16,704	26,618
Petroleo Brasileiro SA	47,178	325,609
Petroleo Brasileiro SA ADR	22,016	303,380
Porto Seguro SA	2,300	29,076
Raia Drogasil SA	3,300	20,744
Souza Cruz SA	7,500	76,742
Telefonica Brasil SA ADR	1,590	30,560
Tim Participacoes SA	23,600	123,869
Totvs SA	5,028	78,771
Tractebel Energia SA	2,200	33,535
Transmissora Alianca de Energia Eletrica SA	7,238	55,834
Ultrapar Participacoes SA	5,202	123,152
Vale SA	13,600	207,471
Vale SA ADR	24,351	371,353
WEG SA	7,400	97,720

		6,103,419

Cayman - 3.1%

Agile Property Holdings Ltd	18,000	19,340
Belle International Holdings Ltd	103,000	119,836
China Mengniu Dairy Co Ltd	29,000	138,044

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-69

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
China Resources Cement Holdings Ltd	52,000	$34,960
China Resources Land Ltd	30,000	74,506
China State Construction International Holdings Ltd	48,000	86,450
Country Garden Holdings Co Ltd	65,044	39,224
ENN Energy Holdings Ltd	10,000	74,333
Eurasia Drilling Co Ltd GDR (LI) ~	2,357	106,070
Evergrande Real Estate Group Ltd	141,000	53,727
GCL-Poly Energy Holdings Ltd *	89,000	27,555
Geely Automobile Holdings Ltd	145,000	70,081
Greentown China Holdings Ltd	28,500	43,587
Hengan International Group Co Ltd	13,500	159,714
Longfor Properties Co Ltd	31,500	44,064
New World China Land Ltd	76,000	36,880
Shenzhou International Group Holdings Ltd	19,000	71,826
Shimao Property Holdings Ltd	24,926	57,197
Sino Biopharmaceutical Ltd	24,000	19,099
SOHO China Ltd	81,000	69,435
Tencent Holdings Ltd	19,600	1,257,767
Tingyi Cayman Islands Holding Corp	30,000	86,874
Want Want China Holdings Ltd	101,000	146,347

		2,836,916

Chile - 1.8%

AES Gener SA	87,884	48,472
Aguas Andinas SA ‘A’	94,304	61,025
Banco de Chile ADR	785	68,923
Banco de Credito e Inversiones	850	47,301
Banco Santander Chile	1,004,805	59,009
Banco Santander Chile ADR	1,558	36,722
CAP SA	1,029	19,805
Cencosud SA	28,547	103,533
Cia Cervecerias Unidas SA ADR	2,000	48,220
Cia General de Electricidad SA	3,373	18,231
Colbun SA	179,217	40,786
Corpbanca SA	4,258,220	59,748
Empresa Nacional de Electricidad SA ADR	2,800	124,824
Empresas CMPC SA	28,912	70,517
Empresas COPEC SA	13,375	179,217
Enersis SA ADR	11,849	177,617
ENTEL Chile SA	4,334	58,928
Inversiones Aguas Metropolitanas SA	15,078	25,539
Latam Airlines Group SA ADR	8,771	143,055
SACI Falabella	14,832	133,241
Sigdo Koppers SA	8,610	13,034
Sociedad Quimica y Minera de Chile SA ADR	1,300	33,644
Sonda SA	17,471	41,890

		1,613,281

China - 8.4%

Agricultural Bank of China Ltd ‘H’	302,000	149,425
Air China Ltd ‘H’	58,000	43,664
Aluminum Corp of China Ltd ADR *	2,300	20,010
Anhui Conch Cement Co Ltd ‘H’	31,000	115,806
Bank of China Ltd ‘H’	1,551,400	718,716
Bank of Communications Co Ltd ‘H’	157,925	112,053
BBMG Corp ‘H’	36,500	31,993
Byd Co Ltd ‘H’ *	11,000	53,971
China BlueChemical Ltd ‘H’	22,000	13,891
China CITIC Bank Corp Ltd ‘H’	230,000	125,685
China Coal Energy Co Ltd ‘H’	146,000	82,710
China Communications Construction Co Ltd ‘H’	67,000	54,284
China Communications Services Corp Ltd ‘H’	68,000	42,123
China Construction Bank Corp ‘H’	1,486,340	1,128,731
China COSCO Holdings Co Ltd ‘H’ *	138,500	67,896
China International Marine Containers Group Co Ltd ‘H’	10,400	22,116

	Shares	Value
China Life Insurance Co Ltd ‘H’	72,000	$227,065
China Life Insurance Co Ltd ADR	4,353	205,679
China Longyuan Power Group Corp ‘H’	30,000	38,770
China Merchants Bank Co Ltd ‘H’	76,300	163,974
China Minsheng Banking Corp Ltd ‘H’	88,000	98,423
China National Building Material Co Ltd ‘H’	70,000	76,098
China Oilfield Services Ltd ‘H’	14,000	43,765
China Pacific Insurance Group Co Ltd ‘H’	46,000	182,348
China Petroleum & Chemical Corp ‘H’	340,400	279,969
China Petroleum & Chemical Corp ADR	1,820	149,549
China Railway Construction Corp Ltd ‘H’	70,000	70,010
China Railway Group Ltd ‘H’	115,000	59,828
China Shenhua Energy Co Ltd ‘H’	71,500	227,352
China Shipping Container Lines Co Ltd ‘H’ *	95,000	24,854
China Telecom Corp Ltd ADR	1,618	81,822
Chongqing Rural Commercial Bank ‘H’	124,000	60,017
CITIC Securities Co Ltd ‘H’	20,500	56,370
CSR Corp Ltd ‘H’	40,000	32,886
Dongfeng Motor Group Co Ltd ‘H’	66,000	103,545
Great Wall Motor Co Ltd ‘H’	31,000	171,844
Guangzhou Automobile Group Co Ltd ‘H’	42,000	46,346
Guangzhou R&F Properties Co Ltd ‘H’	40,000	58,562
Huaneng Power International Inc ‘H’	86,000	77,743
Industrial & Commercial Bank of China Ltd ‘H’	1,241,045	843,798
Jiangsu Expressway Co Ltd ‘H’	24,000	29,587
Jiangxi Copper Co Ltd ‘H’	17,000	30,893
New China Life Insurance Co Ltd ‘H’ *	17,200	58,060
PetroChina Co Ltd ‘H’	202,000	221,418
PetroChina Co Ltd ADR	1,750	192,045
PICC Property & Casualty Co Ltd ‘H’	57,720	86,370
Ping An Insurance Group Co of China Ltd ‘H’	31,500	285,621
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	52,000	70,526
Shanghai Electric Group Co Ltd ‘H’	14,000	5,064
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	31,900	78,064
Sinopec Shanghai Petrochemical Co Ltd ADR	929	26,499
Sinopharm Group Co Ltd ‘H’	21,600	62,302
Tsingtao Brewery Co Ltd ‘H’	6,000	51,114
Weichai Power Co Ltd ‘H’	7,200	29,446
Yanzhou Coal Mining Co Ltd ‘H’	56,000	51,522
Yanzhou Coal Mining Co Ltd ADR	1,600	14,768
Zhaojin Mining Industry Co Ltd ‘H’	29,000	16,645
Zhejiang Expressway Co Ltd ‘H’	12,000	11,402
Zhuzhou CSR Times Electric Co Ltd ‘H’	8,000	28,943
Zijin Mining Group Co Ltd ‘H’	112,000	23,989
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	36,800	34,715
ZTE Corp ‘H’ *	12,000	23,885

		7,596,569

Colombia - 0.6%

Almacenes Exito SA	7,141	110,974
Bancolombia SA	3,016	37,257
Cementos Argos SA (BOG)	7,902	40,150
Ecopetrol SA	69,336	133,456
Ecopetrol SA ADR	3,773	145,072
Grupo Argos SA	5,291	53,286
Grupo Aval Acciones y Valores	43,742	29,352
Grupo Nutresa SA	278	3,808

		553,355

Cyprus - 0.1%

Globaltrans Investment PLC GDR	4,069	64,731

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-70

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Czech Republic - 0.3%

CEZ AS	4,465	$116,532
Komercni Banka AS	419	93,536
Telefonica Czech Republic AS	4,046	60,098

		270,166

Egypt - 0.1%

Commercial International Bank SAE GDR	8,685	39,046
Global Telecom Holding GDR *	16,470	55,280

		94,326

Greece - 0.4%

Alpha Bank AE *	1,622	1,410
Folli Follie SA *	927	29,909
Hellenic Petroleum SA	3,272	34,141
Hellenic Telecommunications Organization SA *	5,294	70,797
JUMBO SA *	226	3,606
National Bank of Greece SA *	10,070	54,426
OPAP SA	5,240	69,767
Public Power Corp SA	2,524	37,503
Titan Cement Co SA *	781	21,287

		322,846

Hong Kong - 2.9%

Beijing Enterprises Holdings Ltd	9,500	93,951
China Merchants Holdings International Co Ltd	18,000	66,290
China Mobile Ltd	9,000	93,511
China Mobile Ltd ADR	14,502	758,310
China Overseas Land & Investment Ltd	74,000	209,014
China Resources Enterprise Ltd	32,000	106,423
China Resources Power Holdings Co Ltd	20,000	47,582
China Taiping Insurance Holdings Co Ltd *	15,400	31,431
China Unicom Hong Kong Ltd	10,000	14,986
China Unicom Hong Kong Ltd ADR	5,450	82,077
CITIC Pacific Ltd	68,000	104,317
CNOOC Ltd	40,000	74,823
CNOOC Ltd ADR	2,681	503,116
Fosun International Ltd	71,500	71,190
Guangdong Investment Ltd	76,000	74,339
Lenovo Group Ltd	118,000	144,046
Shanghai Industrial Holdings Ltd	5,169	18,943
Sino-Ocean Land Holdings Ltd	35,500	23,226
Sun Art Retail Group Ltd	44,000	61,911

		2,579,486

Hungary - 0.3%

MOL Hungarian Oil & Gas PLC	1,442	96,828
OTP Bank PLC	7,212	137,431
Richter Gedeon Nyrt	2,724	55,519

		289,778

India - 6.8%

ABB India Ltd	2,249	25,231
ACC Ltd	728	13,087
Adani Enterprises Ltd	1,199	5,105
Adani Ports & Special Economic Zone Ltd	9,699	24,424
Adani Power Ltd *	10,755	6,845
Aditya Birla Nuvo Ltd	2,630	52,791
Ambuja Cements Ltd	13,048	38,538
Apollo Hospitals Enterprise Ltd	2,321	35,564
Asian Paints Ltd	6,420	51,077
Axis Bank Ltd	7,647	161,432
Bajaj Auto Ltd	1,696	52,308
Bank of India	6,327	24,604
Bharat Heavy Electricals Ltd	17,710	50,578
Bharat Petroleum Corp Ltd	8,972	50,684
Bharti Airtel Ltd	15,159	81,266

	Shares	Value
Bosch Ltd	146	$23,572
Cairn India Ltd	5,368	28,076
Cipla Ltd	9,033	58,808
Colgate-Palmolive India Ltd	1,412	30,786
Container Corp Of India	1,728	20,386
Dabur India Ltd	21,858	60,384
DLF Ltd	14,014	38,077
Dr Reddy’s Laboratories Ltd	499	20,410
Dr Reddy’s Laboratories Ltd ADR	1,900	77,957
Federal Bank Ltd	8,335	11,422
GAIL India Ltd	5,282	29,345
GAIL India Ltd GDR	280	9,302
GlaxoSmithKline Pharmaceuticals Ltd	900	43,556
Godrej Consumer Products Ltd	2,985	41,499
HCL Technologies Ltd	6,348	130,104
HDFC Bank Ltd	38,318	416,502
Hero MotoCorp Ltd	938	31,489
Hindalco Industries Ltd	15,938	31,655
ICICI Bank Ltd	3,312	59,099
ICICI Bank Ltd ADR	4,200	156,114
Idea Cellular Ltd	30,201	81,614
IDFC Ltd	16,783	29,993
Indian Oil Corp Ltd	7,289	25,304
IndusInd Bank Ltd	3,595	24,595
Infosys Ltd	4,748	267,616
Infosys Ltd ADR	6,957	393,766
ITC Ltd	62,346	325,157
Jaiprakash Associates Ltd	49,050	43,378
Jindal Steel & Power Ltd	5,356	22,684
JSW Steel Ltd	5,608	92,255
Kotak Mahindra Bank Ltd	8,087	95,912
Larsen & Toubro Ltd	9,412	164,261
Lupin Ltd	2,084	30,569
Mahindra & Mahindra Ltd	7,278	111,215
National Aluminium Co Ltd	5,262	3,240
Nestle India Ltd	608	51,919
NHPC Ltd	64,839	20,405
NTPC Ltd	30,501	67,757
Oil & Natural Gas Corp Ltd	25,286	118,576
Oil India Ltd	4,590	36,257
Oracle Financial Services Software Ltd *	841	44,731
Pidilite Industries Ltd	3,936	18,213
Power Grid Corp of India Ltd	22,814	36,862
Ranbaxy Laboratories Ltd *	5,898	43,295
Reliance Capital Ltd	6,056	35,406
Reliance Communications Ltd	17,316	36,666
Reliance Industries Ltd	8,478	122,843
Reliance Industries Ltd GDR (LI) ~	8,064	234,796
Reliance Infrastructure Ltd	4,162	28,741
Reliance Power Ltd *	15,483	18,351
Sesa Sterlite Ltd	24,858	81,313
Sesa Sterlite Ltd ADR	2,940	38,690
Shree Cement Ltd	491	33,995
Shriram Transport Finance Co Ltd	534	5,803
State Bank of India	5,391	154,268
Sun Pharmaceutical Industries Ltd	14,114	130,018
Tata Consultancy Services Ltd	11,628	409,498
Tata Global Beverages Ltd	12,875	33,399
Tata Motors Ltd	12,549	76,498
Tata Motors Ltd ADR	3,200	98,560
Tata Power Co Ltd	7,070	10,427
Tata Steel Ltd	5,646	38,721
Tech Mahindra Ltd	3,643	108,338
Titan Co Ltd	12,232	45,484
Ultratech Cement Ltd	1,575	45,193
United Spirits Ltd	921	38,846
Wipro Ltd	12,179	109,925
Yes Bank Ltd	7,759	47,006
Zee Entertainment Enterprises Ltd	13,255	59,489

		6,183,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-71

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Indonesia - 2.6%

P.T. Adaro Energy Tbk	212,500	$19,109
P.T. AKR Corporindo Tbk	141,000	50,889
P.T. Alam Sutera Realty Tbk	344,500	12,261
P.T. Astra Agro Lestari Tbk	26,500	54,706
P.T. Astra International Tbk	586,500	329,312
P.T. Bank Central Asia Tbk	373,000	295,458
P.T. Bank Danamon Indonesia Tbk	99,000	30,778
P.T. Bank Mandiri Persero Tbk	305,129	198,093
P.T. Bank Negara Indonesia Persero Tbk	179,000	58,440
P.T. Bank Rakyat Indonesia Persero Tbk	306,500	183,630
P.T. Bank Tabungan Pensiunan Nasional Tbk *	16,500	5,836
P.T. Bumi Resources Tbk *	122,000	3,009
P.T. Bumi Serpong Damai	255,000	27,160
P.T. Charoen Pokphand Indonesia Tbk	206,500	57,541
P.T. Global Mediacom Tbk	344,000	53,773
P.T. Gudang Garam Tbk	8,500	29,406
P.T. Indo Tambangraya Megah Tbk	7,000	16,409
P.T. Indocement Tunggal Prakarsa Tbk	37,500	61,826
P.T. Indofood CBP Sukses Makmur Tbk	36,000	30,211
P.T. Indofood Sukses Makmur Tbk	149,000	80,906
P.T. Japfa Comfeed Indonesia Tbk	153,500	15,405
P.T. Jasa Marga Persero Tbk	53,500	20,803
P.T. Kalbe Farma Tbk	362,000	37,328
P.T. Lippo Karawaci Tbk	469,000	35,110
P.T. Mayora Indah Tbk	7,583	16,246
P.T. Media Nusantara Citra Tbk	193,500	41,890
P.T. MNC Investama Tbk	545,500	15,287
P.T. Perusahaan Gas Negara Persero Tbk	207,000	76,230
P.T. Semen Indonesia Persero Tbk	62,000	72,572
P.T. Summarecon Agung Tbk	209,000	13,433
P.T. Tambang Batubara Bukit Asam Persero Tbk	24,000	20,136
P.T. Telekomunikasi Indonesia Persero Tbk ADR	5,561	199,362
P.T. Tower Bersama Infrastructure Tbk	63,000	30,030
P.T. Unilever Indonesia Tbk	39,000	83,643
P.T. United Tractors Tbk	42,696	66,935
P.T. Vale Indonesia Tbk	39,500	8,636
P.T. XL Axiata Tbk	47,000	20,122

		2,371,921

Malaysia - 4.3%

AirAsia Bhd	48,800	32,841
Alliance Financial Group Bhd	47,300	68,833
AMMB Holdings Bhd	49,500	109,483
Axiata Group Bhd	64,000	134,798
Batu Kawan Bhd	1,700	10,172
Berjaya Sports Toto Bhd	42,500	52,551
Boustead Holdings Bhd	3,300	5,662
British American Tobacco Malaysia Bhd	3,600	70,625
Bumi Armada Bhd *	22,100	27,200
CIMB Group Holdings Bhd	129,820	302,494
Dialog Group Bhd	40,800	44,604
DiGi.Com Bhd	81,200	122,820
DRB-Hicom Bhd	8,000	6,898
Gamuda Bhd	60,500	88,744
Genting Bhd	38,500	120,813
Genting Malaysia Bhd	80,500	107,729
Genting Plantations Bhd	8,800	29,718
Guinness Anchor Bhd	2,300	11,246
Hong Leong Bank Bhd	15,200	66,872
Hong Leong Financial Group Bhd	8,400	39,839
IJM Corp Bhd	29,500	52,952
IOI Corp Bhd	74,446	106,880
IOI Properties Group Sdn Bhd * ¯ +	37,222	31,660
Kuala Lumpur Kepong Bhd	10,700	81,481
Lafarge Malaysia Bhd	16,800	43,978

	Shares	Value
Malayan Banking Bhd	125,690	$381,918
Malaysia Airports Holdings Bhd	9,000	24,722
Maxis Bhd	74,900	166,308
MISC Bhd *	23,160	40,364
MMC Corp Bhd	33,300	29,291
Nestle Malaysia Bhd	1,600	33,217
Parkson Holdings Bhd	18,000	15,127
Petronas Chemicals Group Bhd	69,300	146,466
Petronas Dagangan Bhd	11,200	107,857
Petronas Gas Bhd	10,500	77,854
PPB Group Bhd	11,100	54,799
Public Bank Bhd	33,200	198,148
RHB Capital Bhd	22,181	53,582
Sapurakencana Petroleum Bhd *	73,100	109,445
Sime Darby Bhd	69,000	200,721
SP Setia Bhd	49,200	45,279
Telekom Malaysia Bhd	29,300	49,650
Tenaga Nasional Bhd	66,700	231,938
UEM Sunrise Bhd	41,900	30,221
UMW Holdings Bhd	20,500	75,558
YTL Corp Bhd	112,608	55,748
YTL Power International Bhd	55,000	31,767

		3,930,873

Mexico - 6.0%

Alfa SAB de CV ‘A’	83,204	234,512
America Movil SAB de CV ‘L’	494,064	574,797
America Movil SAB de CV ‘L’ ADR	21,818	509,887
Arca Continental SAB de CV	7,000	43,695
Cemex SAB de CV *	205,084	240,324
Cemex SAB de CV ADR *	14,716	174,090
Coca-Cola Femsa SAB de CV ADR	1,127	137,235
Controladora Comercial Mexicana SAB de CV	16,227	70,468
El Puerto de Liverpool SAB de CV ‘C1’	5,511	63,271
Fomento Economico Mexicano SAB de CV ADR	5,410	529,477
Grupo Aeroportuario del Pacifico SAB de CV ADR	311	16,551
Grupo Aeroportuario del Sureste SAB de CV ADR	430	53,591
Grupo Bimbo SAB de CV ‘A’	51,200	158,229
Grupo Carso SAB de CV ‘A1’	17,400	91,834
Grupo Financiero Banorte SAB de CV ‘O’	74,478	521,029
Grupo Financiero Inbursa SAB de CV ‘O’	57,384	162,353
Grupo Financiero Santander Mexico SAB de CV ‘B’	31,200	84,640
Grupo Mexico SAB de CV ‘B’	101,062	333,687
Grupo Televisa SAB	37,359	224,901
Grupo Televisa SAB ADR	8,100	245,106
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	20,585	47,283
Industrias Penoles SAB de CV	2,870	71,521
Kimberly-Clark de Mexico SAB de CV ‘A’	45,500	129,393
Mexichem SAB de CV	38,915	161,842
Minera Frisco SAB de CV ‘A1’ *	9,900	20,435
OHL Mexico SAB de CV *	19,300	49,179
Organizacion Soriana SAB de CV ‘B’ *	24,633	88,672
Wal-Mart de Mexico SAB de CV ‘V’	144,300	378,861

		5,416,863

Netherlands - 0.1%

X5 Retail Group NV GDR *	4,261	71,494

Peru - 0.0%

Cia de Minas Buenaventura SA ADR	2,748	30,833

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-72

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Philippines - 1.2%

Aboitiz Equity Ventures Inc	34,920	$43,025
Aboitiz Power Corp	21,700	16,640
Alliance Global Group Inc	169,300	98,749
Ayala Corp	5,030	58,885
Ayala Land Inc	123,300	68,982
Bank of the Philippine Islands	38,860	74,595
BDO Unibank Inc	29,363	45,484
DMCI Holdings Inc	17,650	22,328
Energy Development Corp	104,000	12,533
Globe Telecom Inc	1,415	52,422
International Container Terminal Services Inc	27,610	63,481
Jollibee Foods Corp	17,340	67,673
Manila Electric Co	3,410	19,303
Megaworld Corp	589,000	43,154
Metro Pacific Investments Corp	391,400	38,161
Metropolitan Bank & Trust Co	6,500	11,096
Philippine Long Distance Telephone Co	1,365	81,989
Philippine National Bank *	13,050	25,402
Robinsons Land Corp	20,600	9,298
San Miguel Corp	15,060	21,236
SM Investments Corp	5,488	88,175
SM Prime Holdings Inc	188,900	62,578
Top Frontier Investment Holdings Inc * ¯ +	1,506	1,306
Universal Robina Corp	31,820	81,277

		1,107,772

Poland - 1.9%

Bank Handlowy w Warszawie SA	1,418	49,383
Bank Millennium SA *	16,906	40,395
Bank Pekao SA	3,315	198,142
Bank Zachodni WBK SA	608	78,493
Eurocash SA	1,604	25,454
Getin Noble Bank SA *	16,148	14,278
Grupa Azoty SA	734	15,191
ING Bank Slaski SA *	687	25,807
Jastrzebska Spolka Weglowa SA	723	12,755
KGHM Polska Miedz SA	3,091	121,575
LPP SA	14	41,838
mBank	565	93,701
Orange Polska SA	30,618	99,617
PGE SA	21,404	115,767
Polski Koncern Naftowy Orlen SA	7,886	107,646
Polskie Gornictwo Naftowe i Gazownictwo SA	43,079	73,498
Powszechna Kasa Oszczednosci Bank Polski SA	23,379	306,171
Powszechny Zaklad Ubezpieczen SA	1,600	238,674
Synthos SA	25,885	47,106
Tauron Polska Energia SA	22,376	32,440

		1,737,931

Russia - 5.2%

Gazprom OAO ADR (LI)	181,281	1,551,629
Lukoil OAO ADR (LI)	13,773	860,856
Lukoil OAO ADR (OTC)	364	22,976
Mechel ADR *	1,900	4,864
MMC Norilsk Nickel OJSC ADR (OTC)	3,498	58,452
MMC Norilsk Nickel OJSC ADR (XLON)	13,611	226,744
Novolipetsk Steel OJSC GDR	1,300	21,957
Phosagro OAO GDR	2,967	29,086
Rosneft OAO GDR	39,097	298,446
Rostelecom OJSC ADR (LI)	2,106	43,480
RusHydro JSC ADR	35,932	62,048
Sberbank of Russia ADR (LON)	73,182	924,230
Severstal OAO GDR	4,711	46,589
Tatneft OAO ADR	5,557	212,941

	Shares	Value
Uralkali OJSC GDR (LI)	7,840	$209,281
VTB Bank OJSC GDR (LI)	41,375	124,180

		4,697,759

South Africa - 7.8%

African Rainbow Minerals Ltd	4,312	78,194
Anglo American Platinum Ltd *	1,747	65,933
AngloGold Ashanti Ltd ADR	9,339	109,453
ArcelorMittal South Africa Ltd *	3,427	12,194
Aspen Pharmacare Holdings Ltd	10,659	273,795
Assore Ltd	620	20,231
Barclays Africa Group Ltd	11,264	142,808
Barloworld Ltd	4,976	47,934
Bidvest Group Ltd	8,176	209,853
Capitec Bank Holdings Ltd	2,056	40,832
Coronation Fund Managers Ltd	7,445	56,823
Discovery Ltd	9,948	80,322
Exxaro Resources Ltd	5,603	78,453
FirstRand Ltd	88,591	303,933
Gold Fields Ltd ADR	10,500	33,600
Impala Platinum Holdings Ltd	8,115	96,120
Imperial Holdings Ltd	5,562	107,542
Investec Ltd	8,531	60,633
Kumba Iron Ore Ltd	1,066	45,431
Liberty Holdings Ltd	6,760	78,679
Life Healthcare Group Holdings Ltd	24,468	97,659
Massmart Holdings Ltd	2,949	36,644
Mediclinic International Ltd	9,529	69,150
MMI Holdings Ltd	29,621	71,476
Mondi Ltd	4,228	72,632
Mr Price Group Ltd	7,260	113,356
MTN Group Ltd	46,825	971,538
Nampak Ltd	18,796	73,541
Naspers Ltd ‘N’	10,619	1,110,315
Nedbank Group Ltd	5,990	120,720
Netcare Ltd	22,886	56,863
Pick n Pay Stores Ltd	11,592	57,624
PPC Ltd	640	1,921
Sanlam Ltd	51,753	262,885
Santam Ltd	220	3,907
Sasol Ltd	1,209	59,312
Sasol Ltd ADR	14,012	692,893
Shoprite Holdings Ltd	12,375	194,765
Standard Bank Group Ltd	30,696	381,365
Steinhoff International Holdings Ltd	27,465	118,206
The Foschini Group Ltd	4,177	38,274
The Spar Group Ltd	5,358	67,570
Tiger Brands Ltd	4,908	125,212
Truworths International Ltd	10,708	78,669
Vodacom Group Ltd	7,573	96,045
Woolworths Holdings Ltd	18,668	133,216

		7,048,521

South Korea - 14.9%

Amorepacific Corp *	103	97,869
AMOREPACIFIC Group *	137	60,437
BS Financial Group Inc *	4,800	73,170
Celltrion Inc	553	20,114
Cheil Industries Inc *	1,419	119,182
Cheil Worldwide Inc *	2,070	54,006
CJ CheilJedang Corp *	236	62,002
CJ Corp *	378	41,824
Coway Co Ltd	1,260	79,400
Daelim Industrial Co Ltd *	1,182	105,550
Daewoo Engineering & Construction Co Ltd *	1,660	11,598
Daewoo International Corp *	650	25,467
Daewoo Securities Co Ltd	5,401	45,612
Daewoo Shipbuilding & Marine Engineering Co Ltd *	1,510	50,302

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-73

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Dongbu Insurance Co Ltd	1,180	$62,899
Doosan Corp	175	23,326
Doosan Heavy Industries & Construction Co Ltd *	922	31,047
Doosan Infracore Co Ltd *	1,790	21,451
E-Mart Co Ltd *	519	131,561
Grand Korea Leisure Co Ltd	1,620	62,071
GS Engineering & Construction Corp *	488	14,146
GS Holdings *	1,907	103,790
Hana Financial Group Inc	7,840	326,487
Hanjin Kal Corp * l	-	-
Hankook Tire Co Ltd *	1,286	74,117
Hanwha Chemical Corp *	1,910	39,149
Hanwha Corp *	1,700	63,651
Hanwha Life Insurance Co Ltd	5,790	41,700
Hotel Shilla Co Ltd *	695	44,037
Hyundai Department Store Co Ltd *	294	44,887
Hyundai Engineering & Construction Co Ltd *	1,422	82,009
Hyundai Glovis Co Ltd *	175	38,390
Hyundai Heavy Industries Co Ltd *	753	184,071
Hyundai Marine & Fire Insurance Co Ltd	1,790	55,485
Hyundai Mipo Dockyard *	263	44,541
Hyundai Mobis *	1,488	414,285
Hyundai Motor Co *	3,790	858,647
Hyundai Steel Co *	1,338	109,753
Hyundai Wia Corp *	529	95,371
Industrial Bank of Korea *	2,980	34,481
Kangwon Land Inc *	2,350	68,961
KB Financial Group Inc *	5,700	229,461
KB Financial Group Inc ADR	3,700	149,887
KCC Corp	151	67,173
Kia Motors Corp *	5,867	313,803
Korea Aerospace Industries Ltd *	810	22,279
Korea Electric Power Corp *	2,530	83,346
Korea Electric Power Corp ADR	5,300	88,033
Korea Gas Corp *	641	40,366
Korea Investment Holdings Co Ltd	260	10,150
Korea Zinc Co Ltd *	171	51,646
Korean Air Lines Co Ltd	691	20,472
KT Corp ADR	100	1,487
KT&G Corp *	1,938	137,162
Kumho Petro chemical Co Ltd *	349	31,593
LG Chem Ltd *	1,198	343,413
LG Corp *	2,359	143,892
LG Display Co Ltd *	4,510	108,919
LG Display Co Ltd ADR	3,700	44,918
LG Electronics Inc *	2,827	182,992
LG Household & Health Care Ltd *	196	102,061
LG Uplus Corp *	6,140	62,735
Lotte Chemical Corp *	465	102,600
Lotte Confectionery Co Ltd *	32	57,982
Lotte Shopping Co Ltd *	295	112,997
LS Corp *	365	27,998
Macquarie Korea Infrastructure Fund	3,090	17,892
Mando Corp *	157	18,618
NAVER Corp *	614	423,143
NCSoft Corp *	291	68,733
OCI Co Ltd *	339	61,505
Orion Corp *	86	77,445
POSCO	275	85,341
POSCO ADR	5,509	429,702
S-1 Corp *	539	38,256
S-Oil Corp	1,409	99,225
Samsung C&T Corp *	3,248	187,022
Samsung Electro-Mechanics Co Ltd *	1,234	85,538
Samsung Electronics Co Ltd	2,445	3,195,603
Samsung Fire & Marine Insurance Co Ltd	984	241,894
Samsung Heavy Industries Co Ltd *	4,000	144,619
Samsung Life Insurance Co Ltd	1,106	109,221

	Shares	Value
Samsung SDI Co Ltd *	907	$139,779
Samsung Securities Co Ltd	1,636	68,450
Samsung Techwin Co Ltd *	678	34,985
Shinhan Financial Group Co Ltd *	5,330	242,197
Shinhan Financial Group Co Ltd ADR	4,200	191,940
Shinsegae Co Ltd *	36	8,631
SK C&C Co Ltd *	852	109,404
SK Holdings Co Ltd *	858	155,595
SK Hynix Inc *	11,310	395,020
SK Innovation Co Ltd *	1,419	191,749
SK Telecom Co Ltd ADR	3,000	73,860
Woori Finance Holdings Co Ltd *	11,290	143,673
Woori Investment & Securities Co Ltd	3,260	29,676
Young Poong Corp *	5	6,010

		13,528,937

Spain - 0.0%

Cemex Latam Holdings SA *	2,662	20,417

Taiwan - 12.8%

Acer Inc *	68,156	41,903
Advanced Semiconductor Engineering Inc	98,000	91,455
Advanced Semiconductor Engineering Inc ADR	12,085	58,008
Advantech Co Ltd	15,000	104,148
Asia Cement Corp	39,789	51,567
Asustek Computer Inc	22,667	204,100
AU Optronics Corp *	100,000	31,790
AU Optronics Corp ADR *	16,068	50,132
Catcher Technology Co Ltd	19,000	123,608
Cathay Financial Holding Co Ltd	209,334	339,052
Chang Hwa Commercial Bank	156,220	96,278
Cheng Shin Rubber Industry Co Ltd	44,178	115,706
Chicony Electronics Co Ltd	20,200	50,907
China Airlines Ltd *	38,436	14,144
China Development Financial Holding Corp	415,834	125,679
China Life Insurance Co Ltd	34,423	34,929
China Motor Corp	20,000	19,372
China Petrochemical Development Corp	18,095	8,263
China Steel Chemical Corp	3,000	16,538
China Steel Corp	300,321	272,129
Chipbond Technology Corp	14,000	22,126
Chunghwa Telecom Co Ltd	23,000	71,876
Chunghwa Telecom Co Ltd ADR	5,991	185,481
Clevo Co	17,000	36,787
Compal Electronics Inc	142,092	109,212
CTBC Financial Holding Co Ltd	373,891	255,478
CTCI Corp	19,000	30,815
Delta Electronics Inc	42,000	240,083
E.Sun Financial Holding Co Ltd	125,880	83,678
Eclat Textile Co Ltd	5,100	57,975
Epistar Corp	40,000	77,287
Eva Airways Corp *	13,000	7,245
Evergreen Marine Corp Taiwan Ltd *	35,000	21,397
Far Eastern Department Stores Co Ltd	20,352	20,173
Far Eastern New Century Corp	106,663	123,387
Far EasTone Telecommunications Co Ltd	45,000	98,996
Farglory Land Development Co Ltd	4,265	7,230
First Financial Holding Co Ltd	147,641	91,970
Formosa Chemicals & Fibre Corp	75,446	212,746
Formosa Petrochemical Corp	35,000	96,145
Formosa Plastics Corp	114,292	308,998
Foxconn Technology Co Ltd	22,911	53,558
Fubon Financial Holding Co Ltd	161,343	236,172
Giant Manufacturing Co Ltd	6,000	41,328
HannStar Display Corp *	55,000	20,436
Highwealth Construction Corp	10,000	21,171
Hiwin Technologies Corp	4,326	36,630
Hon Hai Precision Industry Co Ltd	295,201	794,566

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-74

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Hotai Motor Co Ltd	5,000	$61,799
HTC Corp	23,572	111,740
Hua Nan Financial Holdings Co Ltd	171,993	100,500
Innolux Corp *	214,510	81,795
Inventec Corp	81,000	71,722
Kenda Rubber Industrial Co Ltd	28,080	62,529
Largan Precision Co Ltd	2,000	81,727
Lite-On Technology Corp	55,361	88,908
MediaTek Inc	29,020	432,409
Mega Financial Holding Co Ltd	217,089	182,863
Merida Industry Co Ltd	8,000	58,149
Nan Ya Plastics Corp	133,394	308,762
Novatek Microelectronics Corp	9,000	36,904
Pegatron Corp	51,090	66,007
Phison Electronics Corp	5,000	32,083
Pou Chen Corp	53,000	79,318
Powertech Technology Inc	13,300	20,352
President Chain Store Corp	13,000	90,102
Quanta Computer Inc	64,000	149,683
Radiant Opto-Electronics Corp	11,669	42,789
Realtek Semiconductor Corp	30,300	81,483
Ruentex Development Co Ltd	13,406	26,034
Ruentex Industries Ltd	32,236	82,838
Shin Kong Financial Holding Co Ltd	179,108	61,978
Siliconware Precision Industries Co	82,000	98,298
Simplo Technology Co Ltd	15,000	66,510
SinoPac Financial Holdings Co Ltd	168,158	83,862
Standard Foods Corp	20,700	64,631
Synnex Technology International Corp	46,000	73,086
Taishin Financial Holding Co Ltd	185,286	91,209
Taiwan Business Bank *	139,526	42,494
Taiwan Cement Corp	90,693	140,830
Taiwan Cooperative Financial Holding Co Ltd	124,021	67,861
Taiwan Fertilizer Co Ltd	14,000	31,753
Taiwan Glass Industry Corp	12,471	13,886
Taiwan Mobile Co Ltd	31,400	101,506
Taiwan Semiconductor Manufacturing Co Ltd	612,779	2,159,150
Teco Electric & Machinery Co Ltd	69,000	79,156
TSRC Corp	9,000	13,393
U-Ming Marine Transport Corp	25,000	44,947
Uni-President Enterprises Corp	117,444	211,743
Unimicron Technology Corp	59,000	44,787
United Microelectronics Corp	317,000	131,517
Vanguard International Semiconductor Corp	31,000	36,893
Walsin Lihwa Corp *	67,000	21,502
Wan Hai Lines Ltd	28,000	14,583
Wistron Corp	94,609	79,820
WPG Holdings Ltd	44,000	50,679
Yuanta Financial Holding Co Ltd	265,210	158,582
Yulon Motor Co Ltd	25,000	45,330

		11,593,136

Thailand - 2.4%

Advanced Info Service PCL	24,400	148,608
Airports of Thailand PCL	15,100	73,046
Bangkok Bank PCL NVDR	23,800	129,322
Bangkok Dusit Medical Services PCL ‘F’	9,700	34,783
Bangkok Life Assurance PCL NVDR	13,200	27,315
Banpu PCL	11,500	10,587
BEC World PCL	11,000	16,968
Big C Supercenter PCL	9,100	50,954
Central Pattana PCL	26,000	32,697
Charoen Pokphand Foods PCL	101,200	99,070
CP ALL PCL	75,600	96,628
Glow Energy PCL	3,100	6,687
Home Product Center PCL	36,205	10,302
Indorama Ventures PCL	30,900	18,808
IRPC PCL	203,300	20,222

	Shares	Value
Kasikornbank PCL	19,000	$91,649
Kasikornbank PCL NVDR	20,400	96,850
Krung Thai Bank PCL	154,975	78,316
Land & Houses PCL NVDR	52,900	14,409
Minor International PCL	71,200	44,852
PTT Exploration & Production PCL	43,041	218,087
PTT Global Chemical PCL	58,800	141,360
PTT PCL	26,200	228,027
Ratchaburi Electricity Generating Holding PCL NVDR	32,100	47,877
Robinson Department Store PCL	18,000	26,407
Siam City Cement PCL	1,900	23,064
Thai Airways International PCL	30,500	12,833
Thai Oil PCL	18,400	31,496
Thai Union Frozen Products PCL	10,400	22,708
The Siam Cement PCL NVDR	9,400	114,842
The Siam Commercial Bank PCL	28,700	125,829
TMB Bank PCL	327,600	20,572
Total Access Communication PCL	10,500	30,994
True Corp PCL *	249,700	57,218

		2,203,387

Turkey - 1.6%

Akbank TAS	47,421	148,779
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,993	64,911
Arcelik AS	5,881	33,419
BIM Birlesik Magazalar AS	4,780	96,687
Coca-Cola Icecek AS	2,216	53,530
Enka Insaat ve Sanayi AS	15,538	43,585
Eregli Demir ve Celik Fabrikalari TAS	50,695	60,978
Ford Otomotiv Sanayi AS	2,270	24,037
KOC Holding AS	16,745	68,702
TAV Havalimanlari Holding AS	7,635	55,017
Tofas Turk Otomobil Fabrikasi AS	7,825	48,943
Tupras Turkiye Petrol Rafinerileri AS	3,832	76,655
Turk Hava Yollari	18,079	54,513
Turk Telekomunikasyon AS	10,513	29,208
Turkcell Iletisim Hizmetleri AS *	14,028	74,274
Turkcell Iletisim Hizmetleri AS ADR *	4,700	62,745
Turkiye Garanti Bankasi AS	57,601	187,198
Turkiye Halk Bankasi AS	16,860	95,734
Turkiye Is Bankasi ‘C’	36,580	79,187
Turkiye Sise ve Cam Fabrikalari AS	24,150	30,623
Turkiye Vakiflar Bankasi Tao ‘D’	24,805	44,239
Ulker Biskuvi Sanayi AS	1,915	13,583
Yapi ve Kredi Bankasi AS	22,801	39,597

		1,486,144

United Kingdom - 0.1%

Mail.ru Group Ltd GDR (LI)	1,351	60,313

Total Common Stocks (Cost $78,469,458)		84,716,835

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-75

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $1,750,437; collateralized by U.S. Treasury Notes: 0.625% due 09/30/17 and value $1,790,212)	$1,750,437	$1,750,437

Total Short-Term Investment (Cost $1,750,437)		1,750,437

TOTAL INVESTMENTS - 100.8% (Cost $86,265,962)		91,426,023

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(709,097)

NET ASSETS - 100.0%		$90,716,926

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	25.5%
Information Technology	15.5%
Energy	11.5%
Materials	10.2%
Consumer Discretionary	9.3%
Consumer Staples	8.8%
Telecommunication Services	6.8%
Industrials	6.7%
Utilities	3.1%
Others (each less than 3.0%)	3.4%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

South Korea	14.9%
Taiwan	12.8%
Brazil	11.9%
China	8.4%
South Africa	7.8%
India	6.8%
Mexico	6.0%
Russia	5.2%
Malaysia	4.3%
Cayman	3.1%
Others (each less than 3.0%)	19.6%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $32,966 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.
(e)	Restricted securities as of December 31, 2013 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
IOI Properties Group Sdn Bhd Acq 05/04/09 - 12/31/13	$6,628	$31,660	0.0%
Top Frontier Investment Holdings Inc Acq 10/17/11	1,823	1,306	0.0%

	$8,451	$32,966	0.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-76

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$11,089	$11,089	$-	$-
	Preferred Stocks
	Brazil	4,691,905	2,002,187	2,689,718	-
	Colombia	255,757	125,491	130,266	-

		4,947,662	2,127,678	2,819,984	-
	Common Stocks
	Bermuda	901,736	413,303	488,433	-
	Brazil	6,103,419	2,179,403	3,924,016	-
	Cayman	2,836,916	-	2,836,916	-
	Chile	1,613,281	633,005	980,276	-
	China	7,596,569	690,372	6,906,197	-
	Colombia	553,355	145,072	408,283	-
	Cyprus	64,731	-	64,731	-
	Czech Republic	270,166	-	270,166	-
	Egypt	94,326	-	94,326	-
	Greece	322,846	3,606	319,240	-
	Hong Kong	2,579,486	1,343,503	1,235,983	-
	Hungary	289,778	-	289,778	-
	India	6,183,925	765,087	5,418,838	-
	Indonesia	2,371,921	199,362	2,172,559	-
	Malaysia	3,930,873	-	3,930,873	-
	Mexico	5,416,863	5,416,863	-	-
	Netherlands	71,494	-	71,494	-
	Peru	30,833	30,833	-	-
	Philippines	1,107,772	-	1,107,772	-
	Poland	1,737,931	-	1,737,931	-
	Russia	4,697,759	142,128	4,555,631	-
	South Africa	7,048,521	835,946	6,212,575	-
	South Korea	13,528,937	979,827	12,549,110	-
	Spain	20,417	-	20,417	-
	Taiwan	11,593,136	293,621	11,299,515	-
	Thailand	2,203,387	-	2,203,387	-
	Turkey	1,486,144	62,745	1,423,399	-
	United Kingdom	60,313	-	60,313	-

		84,716,835	14,134,676	70,582,159	-
	Short-Term Investment	1,750,437	-	1,750,437	-

	Total	$91,426,023	$16,273,443	$75,152,580	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-77

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Canada - 0.0%

Turquoise Hill Resources Ltd Exp 01/07/14 *	6,580	$6,194

France - 0.0%

Groupe Fnac Exp 05/16/15 *	4	14

Spain - 0.0%

Repsol SA Exp 01/09/14 *	10,793	7,365

Total Rights (Cost $27,280)		13,573

PREFERRED STOCKS - 0.0%

Germany - 0.0%

Porsche Automobil Holding SE	364	37,989

Total Preferred Stocks (Cost $22,181)		37,989

COMMON STOCKS - 99.1%

Australia - 6.6%

Adelaide Brighton Ltd	16,044	52,734
AGL Energy Ltd	9,913	133,078
ALS Ltd	5,236	41,208
Alumina Ltd *	12,510	12,457
Alumina Ltd ADR *	4,800	19,008
Amcor Ltd	23,527	222,484
AMP Ltd	51,508	202,258
Ansell Ltd	4,055	74,915
APA Group	14,988	80,344
Asciano Ltd	22,097	114,159
ASX Ltd	3,436	112,817
Aurizon Holdings Ltd	37,837	165,286
Australia & New Zealand Banking Group Ltd	52,295	1,505,466
Australian Infrastructure Fund Ltd	4,334	19
Bank of Queensland Ltd	5,274	57,417
Bendigo & Adelaide Bank Ltd	10,085	105,847
BHP Billiton Ltd	16,044	545,626
BHP Billiton Ltd ADR	23,501	1,602,768
BlueScope Steel Ltd *	6,411	33,447
Boral Ltd	16,558	70,864
Brambles Ltd	25,953	212,119
Caltex Australia Ltd	3,056	54,888
carsales.com Ltd	4,885	44,453
Challenger Ltd	4,422	24,494
Coca-Cola Amatil Ltd	7,742	83,332
Cochlear Ltd	1,324	69,678
Commonwealth Bank of Australia	30,614	2,133,107
Computershare Ltd	8,854	90,172
Crown Resorts Ltd	6,794	102,256
CSL Ltd	9,281	572,895
DUET Group	20,610	36,879
Echo Entertainment Group Ltd	8,968	19,705
Flight Centre Travel Group Ltd	1,911	81,159
Fortescue Metals Group Ltd	28,019	146,212
GrainCorp Ltd ‘A’	2,443	18,544
Harvey Norman Holdings Ltd	7,845	22,142
Iluka Resources Ltd	5,605	43,206
Incitec Pivot Ltd	24,011	57,484

	Shares	Value
Insurance Australia Group Ltd	44,547	$231,567
Leighton Holdings Ltd	2,457	35,523
Lend Lease Group	11,075	110,220
Macquarie Group Ltd	5,984	293,894
Metcash Ltd	14,229	40,150
National Australia Bank Ltd	44,704	1,395,563
New Hope Corp Ltd	4,341	12,953
Newcrest Mining Ltd	10,639	74,421
Orica Ltd	6,251	133,238
Origin Energy Ltd	19,829	249,224
Orora Ltd *	23,527	24,368
Platinum Asset Management Ltd	10,177	62,637
Primary Health Care Ltd	13,677	60,466
Qantas Airways Ltd *	14,454	14,196
QBE Insurance Group Ltd	23,098	237,840
Ramsay Health Care Ltd	2,883	111,625
REA Group Ltd	1,353	45,633
Recall Holdings Ltd *	5,191	18,817
Rio Tinto Ltd	8,326	507,004
Santos Ltd	17,997	235,970
Seek Ltd	4,733	56,910
Seven West Media Ltd	9,262	19,495
Sims Metal Management Ltd ADR *	1,200	11,568
Sonic Healthcare Ltd	6,663	99,028
SP AusNet	14,345	15,963
Spark Infrastructure Group	12,774	18,540
Suncorp Group Ltd	24,748	290,706
Super Retail Group Ltd	4,741	56,276
Sydney Airport	23,355	79,435
Tabcorp Holdings Ltd	12,038	39,033
Tatts Group Ltd	22,316	61,890
Telstra Corp Ltd	81,703	383,081
Toll Holdings Ltd	9,685	49,136
TPG Telecom Ltd	7,273	34,642
Transurban Group	25,506	155,936
Treasury Wine Estates Ltd	6,471	27,858
Wesfarmers Ltd	17,889	704,491
Westpac Banking Corp	36,546	1,061,334
Westpac Banking Corp ADR	24,000	697,200
Woodside Petroleum Ltd	13,333	463,257
Woolworths Ltd	24,421	738,318
WorleyParsons Ltd	3,138	46,531

		17,970,864

Austria - 0.2%

Andritz AG	1,056	66,330
Erste Group Bank AG	4,086	142,947
IMMOFINANZ AG *	18,349	85,149
OMV AG	2,874	137,650
Raiffeisen Bank International AG	893	31,524
Verbund AG	991	21,159
Vienna Insurance Group AG Wiener Versicherung Gruppe	926	46,241
Voestalpine AG	1,616	78,258

		609,258

Belgium - 1.0%

Ageas	4,360	186,137
Anheuser-Busch InBev NV	5,825	621,085
Anheuser-Busch InBev NV ADR	9,999	1,064,493
Belgacom SA	2,231	66,006
Colruyt SA	1,285	71,869
Delhaize Group SA	473	28,182
Delhaize Group SA ADR	1,049	62,332
KBC Groep NV	4,407	250,816
Solvay SA	1,137	179,968
Telenet Group Holding NV	785	46,934
UCB SA	1,905	141,935
Umicore SA	1,982	92,592

		2,812,349

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-78

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Bermuda - 0.4%

Cheung Kong Infrastructure Holdings Ltd	14,000	$88,741
Esprit Holdings Ltd *	29,079	56,333
First Pacific Co Ltd	28,000	31,997
Golar LNG Ltd (NOTC)	834	30,266
Hongkong Land Holdings Ltd	27,000	159,844
Johnson Electric Holdings Ltd	50,000	48,518
Kerry Logistics Network Ltd *	3,500	4,965
Kerry Properties Ltd	7,000	24,324
Li & Fung Ltd	122,000	157,967
Noble Group Ltd	115,000	97,920
NWS Holdings Ltd	16,000	24,388
Orient Overseas International Ltd	3,500	17,623
Seadrill Ltd (NYSE)	2,543	104,466
Seadrill Ltd (XOSL)	5,495	225,230
Shangri-La Asia Ltd (XHKG)	28,666	56,035
VTech Holdings Ltd	2,200	28,589
Yue Yuen Industrial Holdings Ltd	9,000	30,112

		1,187,318

Canada - 8.9%

Agnico Eagle Mines Ltd (NYSE)	2,149	56,691
Agnico Eagle Mines Ltd (TSE)	2,500	65,968
Agrium Inc (NYSE)	600	54,888
Agrium Inc (TSE)	2,451	224,207
Aimia Inc	3,814	70,051
Alimentation Couche Tard Inc ‘B’	2,150	161,678
AltaGas Ltd	1,600	61,409
ARC Resources Ltd	5,578	155,276
Atco Ltd ‘I’	2,296	100,853
Bank of Montreal (NYSE)	3,862	257,441
Bank of Montreal (TSE)	8,382	558,747
Bank of Nova Scotia (NYSE)	4,668	291,983
Bank of Nova Scotia (TSE)	16,844	1,053,374
Barrick Gold Corp (NYSE)	1,214	21,403
Barrick Gold Corp (TSE)	14,145	249,144
Baytex Energy Corp (NYSE)	1,143	44,760
Baytex Energy Corp (TSE)	1,147	44,962
BCE Inc (NYSE)	995	43,074
BCE Inc (TSE)	4,449	192,661
Bell Aliant Inc	1,465	36,865
BlackBerry Ltd (NASDAQ) *	3,911	29,137
BlackBerry Ltd (TSE) *	4,057	30,172
Bombardier Inc ‘B’	20,500	88,967
Bonavista Energy Corp	3,500	45,865
Brookfield Asset Management Inc ‘A’ (TSE)	10,275	398,715
Brookfield Office Properties Inc (TSE)	4,700	90,482
CAE Inc	5,800	73,766
Cameco Corp (NYSE)	2,400	49,848
Cameco Corp (TSE)	4,548	94,364
Canadian Imperial Bank of Commerce (NYSE)	1,328	113,424
Canadian Imperial Bank of Commerce (TSE)	6,037	515,582
Canadian National Railway Co (NYSE)	2,396	136,620
Canadian National Railway Co (TSE)	12,412	707,621
Canadian Natural Resources Ltd (NYSE)	3,567	120,707
Canadian Natural Resources Ltd (TSE)	15,801	534,609
Canadian Oil Sands Ltd	10,119	190,330
Canadian Pacific Railway Ltd (NYSE)	890	134,675
Canadian Pacific Railway Ltd (TSE)	2,300	347,842
Canadian Tire Corp Ltd ‘A’	1,600	149,856
Canadian Utilities Ltd ‘A’	2,000	67,159
Canadian Western Bank	700	25,476
Canfor Corp *	2,200	55,215
Catamaran Corp (NASDAQ) *	898	42,637
Catamaran Corp (TSE) *	2,600	123,483
Cenovus Energy Inc (NYSE)	2,643	75,722
Cenovus Energy Inc (TSE)	10,684	305,760
CGI Group Inc ‘A’ *	3,600	120,446
CI Financial Corp	2,900	96,507

	Shares	Value
Cineplex Inc	467	$19,370
Constellation Software Inc	300	63,542
Crescent Point Energy Corp	6,107	237,151
Dollarama Inc	1,109	92,092
Eldorado Gold Corp	14,649	83,157
Emera Inc	1,500	43,168
Empire Co Ltd ‘A’	800	54,661
Enbridge Inc (NYSE)	1,108	48,397
Enbridge Inc (TSE)	13,835	604,455
Encana Corp (NYSE)	3,454	62,345
Encana Corp (TSE)	10,648	192,260
Enerplus Corp (NYSE)	1,375	24,998
Enerplus Corp (TSE)	1,296	23,547
Ensign Energy Services Inc	2,900	45,674
Fairfax Financial Holdings Ltd	448	178,867
Finning International Inc	2,300	58,786
First Capital Realty Inc	2,400	40,013
First Quantum Minerals Ltd	10,317	185,895
Fortis Inc	3,000	85,997
Franco-Nevada Corp	350	14,264
Genworth MI Canada Inc	1,212	41,794
George Weston Ltd	700	51,071
Gibson Energy Inc	1,700	43,850
Gildan Activewear Inc (NYSE)	1,300	69,303
Gildan Activewear Inc (TSE)	1,400	74,610
Goldcorp Inc (NYSE)	2,285	49,516
Goldcorp Inc (TSE)	12,030	260,928
Great-West Lifeco Inc	5,200	160,320
Husky Energy Inc	7,056	223,852
IGM Financial Inc	2,400	126,727
Imperial Oil Ltd (ASE)	2,400	106,152
Imperial Oil Ltd (TSE)	3,750	166,063
Industrial Alliance Insurance & Financial Services Inc	1,821	80,486
Intact Financial Corp	2,550	166,527
Keyera Corp	1,800	108,330
Kinross Gold Corp	15,359	67,234
Loblaw Cos Ltd	2,200	87,772
Lundin Mining Corp *	6,500	28,148
MacDonald Dettwiler & Associates Ltd	800	61,982
Magna International Inc (NYSE)	1,078	88,461
Magna International Inc (TSE)	3,200	262,386
Manitoba Telecom Services Inc	1,400	39,130
Manulife Financial Corp (NYSE)	6,155	121,438
Manulife Financial Corp (TSE)	27,704	546,647
MEG Energy Corp *	2,100	60,514
Methanex Corp (TSE)	1,400	82,794
Metro Inc	1,400	85,535
National Bank of Canada	3,365	280,002
New Gold Inc *	6,100	31,928
Onex Corp	1,600	86,383
Open Text Corp (NASDAQ)	400	36,784
Open Text Corp (TSE)	600	55,190
Pacific Rubiales Energy Corp	5,450	94,096
Pan American Silver Corp	3,400	39,721
Paramount Resources Ltd ‘A’ *	1,100	40,262
Pembina Pipeline Corp (NYSE)	1,701	59,926
Pembina Pipeline Corp (TSE)	2,915	102,687
Pengrowth Energy Corp	9,358	57,879
Penn West Petroleum Ltd	7,716	64,430
Peyto Exploration & Development Corp	2,400	73,452
Potash Corp of Saskatchewan Inc (NYSE)	3,138	103,428
Potash Corp of Saskatchewan Inc (TSE)	12,151	400,591
Precision Drilling Corp (TSE)	2,800	26,201
Progressive Waste Solutions Ltd	2,300	56,880
Quebecor Inc ‘B’	2,200	54,759
Ritchie Bros Auctioneers Inc	804	18,438
Rogers Communications Inc ‘B’ (NYSE)	1,000	45,250
Rogers Communications Inc ‘B’ (TSE)	5,500	248,892
Royal Bank of Canada (NYSE)	6,935	466,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-79

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Royal Bank of Canada (TSE)	19,678	$1,322,858
Saputo Inc	2,000	91,109
Shaw Communications Inc ‘B’	5,381	130,947
ShawCor Ltd	1,100	43,990
Shoppers Drug Mart Corp	2,879	157,711
Silver Wheaton Corp (TSE)	5,700	115,100
SNC-Lavalin Group Inc	2,617	117,737
Stantec Inc	500	31,000
Sun Life Financial Inc (NYSE)	3,115	110,053
Sun Life Financial Inc (TSE)	8,561	302,385
Suncor Energy Inc (NYSE)	4,946	173,357
Suncor Energy Inc (TSE)	21,925	768,639
Talisman Energy Inc (NYSE)	8,695	101,297
Talisman Energy Inc (TSE)	13,660	158,815
Teck Resources Ltd ‘B’ (NYSE)	1,699	44,191
Teck Resources Ltd ‘B’ (TSE)	8,150	212,142
TELUS Corp	4,800	165,204
The Jean Coutu Group PJC Inc ‘A’	3,100	53,727
The Toronto-Dominion Bank (NYSE)	3,391	319,568
The Toronto-Dominion Bank (TSE)	13,534	1,275,490
Thomson Reuters Corp (NYSE)	1,569	59,340
Thomson Reuters Corp (TSE)	5,700	215,551
Tim Hortons Inc (NYSE)	999	58,322
Tim Hortons Inc (TSE)	2,100	122,550
Tourmaline Oil Corp *	3,100	130,450
TransAlta Corp	3,800	48,222
TransCanada Corp (NYSE)	2,715	123,967
TransCanada Corp (TSE)	10,270	469,292
Trican Well Service Ltd	1,800	21,995
Trilogy Energy Corp	300	7,795
Turquoise Hill Resources Ltd (TSE) *	6,580	21,742
Valeant Pharmaceuticals International Inc (NYSE) *	1,998	234,565
Valeant Pharmaceuticals International Inc (TSE) *	4,000	469,268
Veresen Inc	2,500	33,584
Vermilion Energy Inc	1,433	84,112
West Fraser Timber Co Ltd	600	58,517
Yamana Gold Inc	10,900	93,993

		24,322,635

Cayman - 0.4%

AAC Technologies Holdings Inc	14,000	68,109
ASM Pacific Technology Ltd	6,400	53,526
Chow Tai Fook Jewellery Group Ltd	31,200	46,748
FIH Mobile Ltd *	27,000	14,529
Lifestyle International Holdings Ltd	8,500	15,751
Melco Crown Entertainment Ltd ADR *	3,809	149,389
MGM China Holdings Ltd	21,200	91,070
SA SA International Holdings Ltd	36,000	42,279
Sands China Ltd	41,600	341,854
Wynn Macau Ltd	30,000	137,354
Xinyi Glass Holdings Ltd	10,000	8,874
Xinyi Solar Holdings Ltd *	10,000	2,050

		971,533

Cyprus - 0.0%

ProSafe SE	2,381	18,373

Denmark - 1.2%

AP Moller - Maersk AS ‘A’	14	144,367
AP Moller - Maersk AS ‘B’	23	250,849
Carlsberg AS ‘B’	2,154	239,292
Chr Hansen Holding AS	1,458	57,985
Coloplast AS ‘B’	2,340	155,218
Danske Bank AS *	11,828	272,324
DSV AS	2,957	97,177
GN Store Nord AS	3,676	90,607
H Lundbeck AS	1,363	34,475

	Shares	Value
Jyske Bank AS *	263	$14,200
Novo Nordisk AS ‘B’	2,505	461,499
Novo Nordisk AS ADR	4,243	783,937
Novozymes AS ‘B’	4,649	196,672
Pandora AS	1,118	60,973
TDC AS	15,203	147,498
Topdanmark AS *	1,550	40,890
Tryg AS	237	22,932
Vestas Wind Systems AS *	3,485	104,430
William Demant Holding AS *	289	28,099

		3,203,424

Finland - 0.8%

Elisa OYJ	1,458	38,666
Fortum OYJ	7,620	174,447
Kesko OYJ ‘B’	886	32,679
Kone OYJ ‘B’	5,227	236,991
Metso OYJ	2,184	93,479
Neste Oil OYJ	1,924	38,264
Nokia OYJ *	46,537	375,463
Nokia OYJ ADR *	19,600	158,956
Nokian Renkaat OYJ	1,629	78,374
Orion OYJ ‘A’	400	11,228
Orion OYJ ‘B’	905	25,480
Pohjola Bank PLC ‘A’	1,724	34,723
Sampo OYJ ‘A’	8,009	395,281
Stora Enso OYJ ‘R’	8,421	84,863
UPM-Kymmene OYJ	9,450	159,882
Wartsila OYJ Abp	3,078	152,318

		2,091,094

France - 8.4%

Accor SA	2,602	123,019
Aeroports de Paris	429	48,699
Air Liquide SA	6,090	863,327
Alcatel-Lucent *	40,626	182,250
Alcatel-Lucent ADR	8,000	35,200
Alstom SA	3,380	123,488
Arkema SA	1,093	128,020
AtoS	1,095	99,425
AXA SA	33,020	921,033
AXA SA ADR	2,200	61,358
BioMerieux	397	41,660
BNP Paribas SA	19,164	1,500,593
Bollore SA	106	62,316
Bouygues SA	3,280	124,376
Bureau Veritas SA	3,836	112,375
Cap Gemini SA	2,911	197,395
Carrefour SA	11,730	465,156
Casino Guichard Perrachon SA	1,142	132,006
CGG SA *	1,488	25,824
CGG SA ADR *	1,300	22,555
Christian Dior SA	1,035	195,944
Cie de St-Gobain	7,989	441,566
Cie Generale des Etablissements Michelin	3,365	359,094
CNP Assurances	2,559	52,470
Credit Agricole SA *	20,110	258,485
Danone	10,066	726,168
Dassault Systemes	1,180	146,621
Edenred	3,169	106,312
Eiffage SA	632	36,434
Electricite de France	4,690	166,084
Essilor International SA	3,831	408,156
Euler Hermes SA	181	24,929
Eutelsat Communications SA	1,857	57,941
GDF Suez	26,393	622,818
Groupe Eurotunnel SA	9,283	97,585
Iliad SA	490	100,388
Imerys SA	707	61,661
JCDecaux SA	1,085	44,809

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-80

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Kering	1,326	$280,426
L’Oreal SA	4,323	761,279
Lafarge SA	3,764	283,245
Lagardere SCA	2,244	83,428
Legrand SA	4,995	275,449
LVMH Moet Hennessy Louis Vuitton SA	5,010	917,135
Natixis	16,008	94,533
Orange SA	30,304	376,659
Orange SA ADR	5,000	61,750
Pernod Ricard SA	3,737	426,687
Peugeot SA *	4,535	59,119
Publicis Groupe SA	3,299	302,841
Remy Cointreau SA	506	42,531
Renault SA	3,443	277,979
Rexel SA	3,436	90,502
Safran SA	4,941	343,604
Sanofi	17,845	1,899,528
Sanofi ADR	7,424	398,149
Schneider Electric SA	10,605	930,815
SCOR SE	2,828	103,381
SEB SA	232	21,014
Societe BIC SA	302	37,017
Societe Generale SA	13,517	789,359
Sodexo	1,989	201,966
Suez Environnement Co	5,636	100,998
Technip SA	1,646	158,542
Thales SA	2,171	139,955
Total SA	33,663	2,063,512
Total SA ADR	7,641	468,164
Valeo SA	1,356	150,238
Vallourec SA	1,598	87,443
Veolia Environnement SA	4,387	71,685
Veolia Environnement SA ADR	1,468	24,016
Vinci SA	9,002	593,177
Vivendi SA	23,091	610,852
Zodiac Aerospace	690	122,518

		22,827,036

Germany - 8.0%

Adidas AG	3,693	470,792
Allianz SE	8,565	1,536,334
Axel Springer SE	980	62,979
BASF SE	17,168	1,830,707
Bayer AG	15,615	2,190,681
Bayerische Motoren Werke AG	6,354	745,157
Beiersdorf AG	1,950	197,974
Bilfinger SE	810	91,493
Brenntag AG	810	150,475
Celesio AG	645	20,410
Commerzbank AG *	14,511	233,860
Continental AG	2,184	479,100
Daimler AG (XETR)	18,145	1,570,646
Deutsche Bank AG (NYSE)	9,444	455,579
Deutsche Bank AG (XETR)	9,200	438,965
Deutsche Boerse AG	3,517	292,048
Deutsche Lufthansa AG *	3,278	69,558
Deutsche Post AG	17,609	642,122
Deutsche Telekom AG	43,582	745,391
Deutsche Telekom AG ADR	11,200	193,312
Deutsche Wohnen AG	5,165	100,238
E.ON SE	34,878	642,749
Fielmann AG	308	36,120
Fraport AG Frankfurt Airport Services Worldwide	517	38,872
Fresenius Medical Care AG & Co KGaA	2,506	178,352
Fresenius Medical Care AG & Co KGaA ADR	2,000	71,160
Fresenius SE & Co KGaA	2,317	355,804
Fuchs Petrolub SE	162	13,787
GEA Group AG	3,913	186,289
Hannover Rueck SE	1,507	130,154
HeidelbergCement AG	2,710	205,665

	Shares	Value
Henkel AG & Co KGaA	2,665	$277,845
Hochtief AG	592	50,679
Hugo Boss AG	411	58,532
Infineon Technologies AG	18,877	201,580
K+S AG	2,593	79,852
LANXESS AG	1,155	77,163
Linde AG	3,546	742,664
MAN SE	803	98,597
Merck KGaA	1,192	214,763
Metro AG	2,643	128,012
MTU Aero Engines AG	768	75,435
Muenchener Rueckversicherungs AG	3,407	750,884
OSRAM Licht AG *	1,547	87,435
Puma SE	40	13,032
Rhoen Klinikum AG	1,552	45,690
RWE AG	8,332	304,691
SAP AG	10,858	930,966
SAP AG ADR	6,395	557,260
Siemens AG	9,690	1,323,982
Siemens AG ADR	5,113	708,202
Sky Deutschland AG *	9,548	105,455
Suedzucker AG	1,611	43,486
Symrise AG	2,124	97,901
ThyssenKrupp AG *	6,457	157,536
United Internet AG	2,231	95,044
Volkswagen AG	490	132,779
Wacker Chemie AG	156	17,294

		21,753,532

Hong Kong - 2.1%

AIA Group Ltd	227,000	1,144,383
Bank of East Asia Ltd	20,000	84,799
BOC Hong Kong Holdings Ltd	65,500	210,670
Cathay Pacific Airways Ltd	18,000	38,208
Cheung Kong Holdings Ltd	27,000	428,015
CLP Holdings Ltd	31,000	245,629
Galaxy Entertainment Group Ltd *	39,000	350,196
Hang Lung Group Ltd	17,000	86,285
Hang Lung Properties Ltd	36,000	114,835
Hang Seng Bank Ltd	13,800	224,389
Henderson Land Development Co Ltd	20,400	116,636
Hong Kong & China Gas Co Ltd	107,303	247,002
Hong Kong Exchanges & Clearing Ltd	21,681	363,020
Hopewell Holdings Ltd	4,500	15,274
Hutchison Whampoa Ltd	41,000	560,593
Hysan Development Co Ltd	13,000	56,054
Melco International Development Ltd	11,000	40,540
MTR Corp Ltd	30,502	115,730
New World Development Co Ltd	72,000	91,347
PCCW Ltd	60,000	26,858
Power Assets Holdings Ltd	23,000	183,387
Sino Land Co Ltd	48,400	66,286
SJM Holdings Ltd	32,000	107,929
Sun Hung Kai Properties Ltd	27,492	350,456
Swire Pacific Ltd ‘B’	10,000	22,598
Swire Properties Ltd	19,200	48,562
Techtronic Industries Co	27,000	76,889
Television Broadcasts Ltd	3,000	20,042
Wharf Holdings Ltd	27,000	206,365
Wheelock & Co Ltd	14,000	64,527
Wing Hang Bank Ltd	5,500	82,999

		5,790,503

Ireland - 0.3%

Bank of Ireland *	328,548	114,335
CRH PLC	1,776	45,056
CRH PLC ADR	8,954	228,775
Dragon Oil PLC	2,170	20,385
Glanbia PLC	3,685	57,128
James Hardie Industries PLC	8,726	101,508

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-81

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Kerry Group PLC ‘A’	2,503	$173,927
Paddy Power PLC	520	44,443
Perrigo Co PLC	514	78,878
Smurfit Kappa Group PLC	1,573	38,739

		903,174

Israel - 0.4%

Azrieli Group	1,350	44,877
Bank Hapoalim BM	22,925	128,607
Bank Leumi Le-Israel BM *	27,697	113,230
Bezeq The Israeli Telecommunication Corp Ltd	39,551	67,037
Delek Group Ltd	129	49,310
Elbit Systems Ltd	108	6,532
Israel Chemicals Ltd	9,956	82,964
Israel Discount Bank Ltd ‘A’ *	17,704	33,849
Mizrahi Tefahot Bank Ltd	1,124	14,722
NICE Systems Ltd ADR	800	32,768
Teva Pharmaceutical Industries Ltd ADR	15,196	609,056

		1,182,952

Italy - 1.9%

Assicurazioni Generali SPA	23,623	561,421
Atlantia SPA	5,783	130,731
Banca Monte dei Paschi di Siena SPA *	29,374	7,130
Davide Campari-Milano SPA	7,247	61,030
Enel Green Power SPA	34,038	85,785
Enel SPA	127,332	557,848
Eni SPA	33,284	804,794
Eni SPA ADR	5,807	281,581
Fiat SPA *	15,939	130,816
Gtech SPA	1,730	52,770
Intesa Sanpaolo SPA	223,976	556,012
Luxottica Group SPA	1,530	82,177
Luxottica Group SPA ADR	1,300	70,096
Mediaset SPA *	11,562	55,845
Mediobanca SPA *	8,708	76,620
Mediolanum SPA	2,708	23,571
Parmalat SPA	12,375	42,228
Pirelli & C. SPA	4,974	86,332
Prada SPA	10,000	88,843
Prysmian SPA	3,662	94,421
Saipem SPA	3,670	79,229
Salvatore Ferragamo SPA	689	26,295
Snam SPA	40,686	228,059
Telecom Italia SPA	154,542	153,786
Telecom Italia SPA ADR	2,600	25,896
Terna Rete Elettrica Nazionale SPA	22,035	110,744
Tod’s SPA	214	35,727
UniCredit SPA	84,235	627,239
Unione di Banche Italiane SCPA	12,857	87,800
World Duty Free SPA *	2,362	29,749

		5,254,575

Japan - 18.7%

ABC-Mart Inc	300	13,113
Advantest Corp	1,100	13,696
Advantest Corp ADR	429	5,221
Aeon Co Ltd	11,600	157,313
Aeon Mall Co Ltd	770	21,634
Air Water Inc	3,000	40,694
Aisin Seiki Co Ltd	3,800	154,633
Ajinomoto Co Inc	9,000	130,415
Alfresa Holdings Corp	400	19,872
Amada Co Ltd	5,000	44,194
ANA Holdings Inc	21,000	41,947
Anritsu Corp	4,000	44,002
Aoyama Trading Co Ltd	2,100	56,809
Aozora Bank Ltd	14,000	39,670
Asahi Glass Co Ltd	17,000	105,781
Asahi Group Holdings Ltd	8,200	231,390

	Shares	Value
Asahi Kasei Corp	21,000	$164,595
Asics Corp	1,800	30,745
Astellas Pharma Inc	7,900	468,094
Azbil Corp	800	18,653
Benesse Holdings Inc	1,200	48,201
Bridgestone Corp	11,900	451,134
Brother Industries Ltd	5,300	72,564
Calbee Inc	1,200	29,196
Canon Inc	11,800	375,599
Canon Inc ADR	8,890	284,480
Casio Computer Co Ltd	6,200	75,991
Central Japan Railway Co	2,500	294,863
Century Tokyo Leasing Corp	500	16,542
Chiyoda Corp	2,000	29,108
Chubu Electric Power Co Inc	13,000	168,033
Chugai Pharmaceutical Co Ltd	4,900	108,488
Citizen Holdings Co Ltd	2,800	23,645
Coca-Cola East Japan Co Ltd	2,100	43,619
Coca-Cola West Co Ltd	2,500	52,977
COMSYS Holdings Corp	2,800	44,052
Cosmo Oil Co Ltd *	12,000	22,941
Dai Nippon Printing Co Ltd	8,000	85,011
Daicel Corp	6,000	48,897
Daido Steel Co Ltd	7,000	34,811
Daihatsu Motor Co Ltd	3,000	50,890
Daiichi Sankyo Co Ltd	13,400	245,480
Daikin Industries Ltd	4,800	299,537
Dainippon Sumitomo Pharma Co Ltd	1,700	26,633
Daito Trust Construction Co Ltd	1,200	112,185
Daiwa House Industry Co Ltd	11,000	212,963
Daiwa Securities Group Inc	34,000	340,497
Dena Co Ltd	1,100	23,162
Denki Kagaku Kogyo KK	3,000	12,401
Denso Corp	9,200	486,431
Dentsu Inc	4,100	168,061
DIC Corp	21,000	63,995
Disco Corp	300	19,914
DMG Mori Seiki Co Ltd	3,100	55,896
Don Quijote Holdings Co Ltd	900	54,639
Dowa Holdings Co Ltd	4,000	39,153
East Japan Railway Co	6,000	478,838
Ebara Corp	9,000	57,984
Eisai Co Ltd	4,600	178,322
Electric Power Development Co Ltd	1,400	40,829
FamilyMart Co Ltd	900	41,123
FANUC Corp	3,500	641,818
Fast Retailing Co Ltd	1,000	413,897
Fuji Electric Co Ltd	7,000	32,790
Fuji Heavy Industries Ltd	11,000	315,985
FUJIFILM Holdings Corp	8,100	230,013
Fujitsu Ltd *	35,000	181,205
Fukuoka Financial Group Inc	13,000	57,106
Furukawa Electric Co Ltd	5,000	12,567
Glory Ltd	1,300	33,746
Gree Inc	2,000	19,768
GS Yuasa Corp	3,000	17,273
GungHo Online Entertainment Inc *	7,100	51,235
H2O Retailing Corp	3,000	23,984
Hakuhodo DY Holdings Inc	4,200	32,598
Hamamatsu Photonics KK	800	32,050
Hankyu Hanshin Holdings Inc	20,000	108,201
Haseko Corp *	5,700	43,447
Hikari Tsushin Inc	700	52,787
Hino Motors Ltd	6,000	94,561
Hirose Electric Co Ltd	400	57,021
Hisamitsu Pharmaceutical Co Inc	800	40,305
Hitachi Capital Corp	2,100	61,333
Hitachi Chemical Co Ltd	800	12,769
Hitachi Construction Machinery Co Ltd	1,800	38,554
Hitachi High-Technologies Corp	1,400	35,220

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-82

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Hitachi Ltd	59,000	$447,323
Hitachi Ltd ADR	3,200	244,512
Hitachi Metals Ltd	4,000	56,593
Hitachi Transport System Ltd	700	10,445
Hokkaido Electric Power Co Inc *	3,000	34,530
Hokuhoku Financial Group Inc	14,000	27,948
Hokuriku Electric Power Co	3,100	42,105
Honda Motor Co Ltd	20,000	824,856
Honda Motor Co Ltd ADR	9,500	392,825
Hoshizaki Electric Co Ltd	1,600	56,903
House Foods Group Inc	900	13,595
Hoya Corp	7,150	198,999
Ibiden Co Ltd	1,100	20,590
Idemitsu Kosan Co Ltd	2,000	45,538
IHI Corp	23,000	99,451
Inpex Corp	12,800	164,116
Isetan Mitsukoshi Holdings Ltd	6,500	92,682
Isuzu Motors Ltd	24,000	149,637
Ito En Ltd	2,500	52,318
ITOCHU Corp	26,300	325,501
Itochu Techno-Solutions Corp	1,100	44,636
Izumi Co Ltd	600	18,835
J Front Retailing Co Ltd	6,000	45,504
Japan Exchange Group Inc	3,600	102,499
Japan Tobacco Inc	19,600	637,727
JFE Holdings Inc	8,800	209,833
JGC Corp	4,000	157,109
JSR Corp	2,700	52,354
JTEKT Corp	2,400	41,029
JX Holdings Inc	39,600	203,889
K’s Holdings Corp	400	11,557
Kajima Corp	18,333	68,999
Kakaku.com Inc	4,800	84,410
Kamigumi Co Ltd	2,000	18,361
Kaneka Corp	2,000	13,140
Kansai Paint Co Ltd	4,000	59,264
Kao Corp	9,400	296,053
Kawasaki Heavy Industries Ltd	23,000	96,680
Kawasaki Kisen Kaisha Ltd	5,000	12,667
KDDI Corp	9,700	598,243
Keihan Electric Railway Co Ltd	11,000	41,821
Keikyu Corp	8,000	66,117
Keio Corp	10,000	66,820
Keisei Electric Railway Co Ltd	6,000	55,311
Kewpie Corp	700	9,724
Keyence Corp	940	402,557
Kikkoman Corp	2,000	37,890
Kintetsu Corp	31,000	108,726
Kirin Holdings Co Ltd	16,000	230,470
Kobayashi Pharmaceutical Co Ltd	700	39,093
Kobe Steel Ltd *	42,000	72,002
Koito Manufacturing Co Ltd	2,000	38,319
Komatsu Ltd	17,200	350,105
Konami Corp	900	20,838
Konami Corp ADR	721	16,547
Konica Minolta Inc	7,500	75,184
Kubota Corp	13,000	215,528
Kubota Corp ADR	1,400	117,040
Kuraray Co Ltd	5,800	69,198
Kurita Water Industries Ltd	1,500	31,139
Kyocera Corp	4,400	220,087
Kyocera Corp ADR	1,346	67,488
Kyowa Hakko Kirin Co Ltd	4,000	44,115
Kyushu Electric Power Co Inc *	6,000	76,666
Lawson Inc	1,100	82,337
Lion Corp	7,000	39,082
LIXIL Group Corp	4,200	115,343
M3 Inc	7	17,561
Makita Corp	1,600	84,192
Makita Corp ADR	200	10,600

	Shares	Value
Marubeni Corp	30,000	$215,885
Marui Group Co Ltd	4,800	48,854
Matsui Securities Co Ltd	3,100	39,849
Mazda Motor Corp *	51,000	264,427
McDonald’s Holdings Co Japan Ltd	800	20,425
Medipal Holdings Corp	4,000	52,858
MEIJI Holdings Co Ltd	1,100	70,807
Minebea Co Ltd	3,000	21,993
Miraca Holdings Inc	1,600	75,464
MISUMI Group Inc	1,200	37,769
Mitsubishi Chemical Holdings Corp	30,000	138,807
Mitsubishi Corp	25,600	491,336
Mitsubishi Electric Corp	34,000	427,593
Mitsubishi Estate Co Ltd	23,000	689,237
Mitsubishi Gas Chemical Co Inc	5,000	36,850
Mitsubishi Heavy Industries Ltd	55,000	340,904
Mitsubishi Logistics Corp	3,000	47,582
Mitsubishi Materials Corp	16,000	59,140
Mitsubishi Motors Corp *	8,100	87,438
Mitsubishi Tanabe Pharma Corp	3,100	43,215
Mitsubishi UFJ Financial Group Inc	173,200	1,145,209
Mitsubishi UFJ Financial Group Inc ADR	61,180	408,682
Mitsui & Co Ltd	26,700	372,314
Mitsui & Co Ltd ADR	300	84,018
Mitsui Chemicals Inc	11,000	26,593
Mitsui Fudosan Co Ltd	16,000	577,156
Mitsui Mining & Smelting Co Ltd	6,000	18,458
Mitsui OSK Lines Ltd	16,000	72,211
Mizuho Financial Group Inc	315,500	683,309
Mizuho Financial Group Inc ADR	50,432	219,883
MS&AD Insurance Group Holdings	9,100	244,817
Murata Manufacturing Co Ltd	3,900	346,694
Nabtesco Corp	1,100	25,403
Nagase & Co Ltd	2,000	24,276
Nagoya Railroad Co Ltd	8,000	23,050
Namco Bandai Holdings Inc	2,700	59,980
Nankai Electric Railway Co Ltd	6,000	21,158
NEC Corp	39,000	88,041
Nexon Co Ltd	3,300	30,469
NGK Insulators Ltd	4,000	76,211
NGK Spark Plug Co Ltd	4,000	94,859
NHK Spring Co Ltd	4,000	45,213
Nichirei Corp	9,000	45,964
Nidec Corp	1,300	127,488
Nidec Corp ADR	3,016	74,525
Nikon Corp	5,100	97,521
Nintendo Co Ltd	1,600	213,948
Nippo Corp	3,000	49,866
Nippon Electric Glass Co Ltd	10,000	52,553
Nippon Express Co Ltd	17,000	82,442
Nippon Kayaku Co Ltd	3,000	42,681
Nippon Meat Packers Inc	3,000	51,553
Nippon Paint Co Ltd	2,000	33,287
Nippon Paper Industries Co Ltd	2,200	40,909
Nippon Shokubai Co Ltd	5,000	55,266
Nippon Steel & Sumitomo Metal Corp	138,630	465,008
Nippon Telegraph & Telephone Corp	6,000	322,958
Nippon Telegraph & Telephone Corp ADR	4,100	110,864
Nippon Yusen KK	27,000	86,416
Nipro Corp	3,700	33,487
Nishi-Nippon Railroad Co Ltd	5,000	18,483
Nissan Chemical Industries Ltd	4,000	63,615
Nissan Motor Co Ltd	47,100	396,506
Nisshin Seifun Group Inc	4,400	45,530
Nisshinbo Holdings Inc	4,000	38,517
Nissin Foods Holdings Co Ltd	1,000	42,243
Nitori Holdings Co Ltd	450	42,673
Nitto Denko Corp	2,900	122,769
NKSJ Holdings Inc	6,350	177,123
NOK Corp	2,000	32,761

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-83

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Nomura Holdings Inc	46,000	$356,016
Nomura Holdings Inc ADR	19,971	155,175
Nomura Real Estate Holdings Inc	2,000	45,084
Nomura Research Institute Ltd	1,400	44,150
NSK Ltd	9,000	112,322
NTN Corp *	12,000	54,557
NTT Data Corp	3,000	111,014
NTT DOCOMO Inc	19,400	318,745
NTT DOCOMO Inc ADR	8,600	141,986
NTT Urban Development Corp	4,100	47,283
Obayashi Corp	11,000	62,727
Obic Co Ltd	1,600	47,222
Odakyu Electric Railway Co Ltd	10,000	90,643
Oji Holdings Corp	14,000	71,942
Olympus Corp *	4,900	155,411
Omron Corp	3,100	137,206
Ono Pharmaceutical Co Ltd	800	70,060
Oracle Corp Japan	600	21,959
Oriental Land Co Ltd	1,000	144,198
Osaka Gas Co Ltd	33,000	129,688
Otsuka Corp	400	51,056
Otsuka Holdings Co Ltd	6,200	179,058
Panasonic Corp	26,300	306,590
Panasonic Corp ADR	13,000	151,580
Park24 Co Ltd	3,000	56,581
Pigeon Corp	700	33,983
Rakuten Inc	12,300	183,005
Rengo Co Ltd	6,000	36,184
Resona Holdings Inc	33,700	171,889
Ricoh Co Ltd	11,000	117,379
Rinnai Corp	500	38,969
Rohm Co Ltd	1,900	92,655
Rohto Pharmaceutical Co Ltd	4,000	61,043
Ryohin Keikaku Co Ltd	800	86,511
Sankyo Co Ltd	900	41,528
Sanrio Co Ltd	1,400	59,005
Santen Pharmaceutical Co Ltd	1,500	70,011
Sapporo Holdings Ltd	2,000	8,413
Sawai Pharmaceutical Co Ltd	400	25,823
SBI Holdings Inc	2,220	33,693
SCSK Corp	2,100	55,090
Secom Co Ltd	3,500	211,360
Sega Sammy Holdings Inc	3,100	79,059
Seiko Epson Corp	1,000	26,909
Seino Holdings Co Ltd	3,000	31,625
Sekisui Chemical Co Ltd	8,000	98,343
Sekisui House Ltd	10,000	140,020
Seven & I Holdings Co Ltd	13,600	541,620
Sharp Corp *	21,000	66,732
Shikoku Electric Power Co Inc *	4,200	62,995
Shimadzu Corp	6,000	52,250
Shimamura Co Ltd	500	46,909
Shimano Inc	1,200	103,226
Shimizu Corp	8,000	40,457
Shin-Etsu Chemical Co Ltd	7,700	450,244
Shinsei Bank Ltd	30,000	73,417
Shionogi & Co Ltd	5,400	117,313
Shiseido Co Ltd	5,500	88,566
Showa Denko KK	29,000	41,121
Showa Shell Sekiyu KK	2,700	27,450
SMC Corp	900	227,338
SoftBank Corp	16,900	1,481,498
Sojitz Corp	27,300	48,616
Sony Corp	11,500	198,627
Sony Corp ADR	8,700	150,423
Sony Financial Holdings Inc	3,700	67,402
Sotetsu Holdings Inc	8,000	27,383
Square Enix Holdings Co Ltd	1,700	29,760
Stanley Electric Co Ltd	2,400	55,001
Start Today Co Ltd	600	14,933

	Shares	Value
Sugi Holdings Co Ltd	1,100	$44,710
Sumco Corp	4,900	43,239
Sumitomo Chemical Co Ltd	29,000	113,760
Sumitomo Corp	20,800	261,629
Sumitomo Electric Industries Ltd	13,100	218,916
Sumitomo Forestry Co Ltd	900	10,492
Sumitomo Heavy Industries Ltd	11,000	50,688
Sumitomo Metal Mining Co Ltd	8,000	104,897
Sumitomo Mitsui Financial Group Inc	21,500	1,110,293
Sumitomo Mitsui Financial Group Inc ADR	6,000	62,940
Sumitomo Mitsui Trust Holdings Inc	64,000	338,105
Sumitomo Realty & Development Co Ltd	7,000	348,902
Sumitomo Rubber Industries Ltd	2,000	28,480
Sundrug Co Ltd	1,000	44,751
Suruga Bank Ltd	4,000	71,893
Suzuken Co Ltd	900	29,149
Suzuki Motor Corp	6,400	172,387
Sysmex Corp	1,100	64,972
T&D Holdings Inc	9,100	127,472
Tadano Ltd	3,000	40,333
Taiheiyo Cement Corp	14,000	53,815
Taisei Corp	18,000	81,988
Taiyo Nippon Sanso Corp	5,000	35,620
Takara Holdings Inc	3,000	28,060
Takashimaya Co Ltd	5,000	49,917
Takeda Pharmaceutical Co Ltd	14,400	661,036
TDK Corp	1,800	86,408
Teijin Ltd	9,000	20,054
Terumo Corp	2,200	106,279
The 77 Bank Ltd	4,000	19,402
The Bank of Kyoto Ltd	6,000	50,210
The Bank of Yokohama Ltd	17,000	94,920
The Chiba Bank Ltd	16,000	108,129
The Chugoku Bank Ltd	4,000	50,796
The Chugoku Electric Power Co Inc	4,800	74,731
The Dai-ichi Life Insurance Co Ltd	16,500	276,549
The Gunma Bank Ltd	5,000	27,968
The Hachijuni Bank Ltd	6,000	35,032
The Hiroshima Bank Ltd	5,000	20,730
The Iyo Bank Ltd	5,000	49,099
The Japan Steel Works Ltd	8,000	44,814
The Joyo Bank Ltd	8,000	40,935
The Kansai Electric Power Co Inc *	13,400	154,236
The Keiyo Bank Ltd	2,000	9,638
The Nishi-Nippon City Bank Ltd	6,000	16,174
The Shiga Bank Ltd	2,000	10,521
The Shizuoka Bank Ltd	10,000	106,976
The Yokohama Rubber Co Ltd	6,000	59,114
THK Co Ltd	2,900	72,471
Tobu Railway Co Ltd	22,000	106,765
Toho Co Ltd	1,000	22,008
Toho Gas Co Ltd	5,000	24,361
Tohoku Electric Power Co Inc *	8,600	96,822
Tokai Rika Co Ltd	1,400	27,898
Tokai Tokyo Financial Holdings Inc	9,000	87,285
Tokio Marine Holdings Inc	12,300	412,014
Tokyo Electric Power Co Inc *	26,300	129,329
Tokyo Electron Ltd	2,700	148,939
Tokyo Gas Co Ltd	42,000	206,956
Tokyo Tatemono Co Ltd	7,000	77,978
Tokyu Corp	18,000	116,885
Tokyu Fudosan Holdings Corp *	10,000	94,365
TonenGeneral Sekiyu KK	4,000	36,710
Toppan Printing Co Ltd	11,000	88,123
Toray Industries Inc	25,000	173,213
Toshiba Corp	76,000	319,827
Tosoh Corp	10,000	46,603
TOTO Ltd	5,000	79,377
Toyo Seikan Group Holdings Ltd	3,100	66,735
Toyo Suisan Kaisha Ltd	1,000	30,064

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-84

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Toyoda Gosei Co Ltd	2,000	$46,601
Toyota Motor Corp	19,360	1,178,104
Toyota Motor Corp ADR	15,703	1,914,510
Toyota Tsusho Corp	3,400	84,435
Trend Micro Inc	1,800	63,083
TS Tech Co Ltd	300	10,130
Tsumura & Co	1,500	39,753
Tsuruha Holdings Inc	100	9,191
Ube Industries Ltd	14,000	29,971
Unicharm Corp	2,200	125,586
UNY Group Holdings Co Ltd	5,200	31,854
Ushio Inc	900	11,970
USS Co Ltd	2,700	37,094
Wacoal Holdings Corp	3,000	30,568
West Japan Railway Co	2,800	121,517
Yahoo! Japan Corp	26,500	147,609
Yakult Honsha Co Ltd	1,700	85,947
Yamada Denki Co Ltd	14,100	46,136
Yamaguchi Financial Group Inc	2,000	18,547
Yamaha Corp	1,400	22,266
Yamaha Motor Co Ltd	4,800	72,125
Yamato Holdings Co Ltd	5,300	107,296
Yamato Kogyo Co Ltd	1,300	41,587
Yamazaki Baking Co Ltd	2,000	20,522
Yaskawa Electric Corp	2,000	31,718
Yokogawa Electric Corp	3,800	58,468
Zeon Corp	4,000	37,531

		50,850,375

Luxembourg - 0.4%

ArcelorMittal	8,057	144,051
ArcelorMittal ‘NY’ (NYSE)	8,452	150,784
L’Occitane International SA	7,500	16,098
Millicom International Cellular SA SDR	1,510	150,456
Samsonite International SA	22,500	68,319
SES SA FDR	4,834	156,522
Subsea 7 SA	5,114	98,059
Tenaris SA	2,894	63,249
Tenaris SA ADR	2,949	128,842

		976,380

Mauritius - 0.0%

Golden Agri-Resources Ltd	113,000	48,896

Netherlands - 2.8%

Aegon NV	8,347	78,803
Aegon NV ‘NY’	22,659	214,807
Akzo Nobel NV	4,305	334,018
ASML Holding NV	3,752	352,332
ASML Holding NV ‘NY’	3,036	284,473
CNH Industrial NV *	14,397	164,421
Delta Lloyd NV	419	10,424
European Aeronautic Defence & Space Co NV	11,488	885,471
Fugro NV CVA	1,119	66,937
Gemalto NV	1,241	136,600
Heineken NV	3,768	255,141
ING Groep NV ADR *	39,158	548,604
ING Groep NV CVA *	35,029	489,833
Koninklijke Ahold NV	19,270	346,000
Koninklijke Boskalis Westminster NV	1,244	65,959
Koninklijke DSM NV	2,789	219,811
Koninklijke KPN NV *	66,556	215,302
Koninklijke Philips NV	8,876	327,197
Koninklijke Philips NV ‘NY’	9,478	350,402
Koninklijke Vopak NV	1,429	83,725
QIAGEN NV (XETR) *	4,796	111,889
Randstad Holding NV	2,867	186,156
Reed Elsevier NV	10,822	229,940
Reed Elsevier NV ADR	1,235	52,697

	Shares	Value
SBM Offshore NV *	56	$1,144
STMicroelectronics NV	11,462	92,336
STMicroelectronics NV ‘NY’	2,700	21,600
TNT Express NV	4,920	45,763
Unilever NV ‘NY’	11,887	478,214
Unilever NV CVA	15,780	637,122
Wolters Kluwer NV	6,203	177,523
Ziggo NV	2,246	102,790

		7,567,434

New Zealand - 0.1%

Auckland International Airport Ltd	15,829	45,961
Contact Energy Ltd	4,031	17,005
Fletcher Building Ltd (NZX)	12,945	90,153
Telecom Corp of New Zealand Ltd	28,553	54,152
Xero Ltd *	63	1,677

		208,948

Norway - 0.8%

Aker Solutions ASA	2,264	40,478
DNB ASA	20,890	374,375
DNO International ASA *	11,238	45,057
Fred Olsen Energy ASA	553	22,561
Gjensidige Forsikring ASA	3,349	63,933
Marine Harvest ASA	61,245	74,766
Norsk Hydro ASA	24,992	111,723
Orkla ASA	14,967	116,979
Petroleum Geo-Services ASA	4,001	47,166
Schibsted ASA	1,909	126,452
SpareBank 1 SR Bank ASA	1,034	10,281
Statoil ASA	18,590	451,549
Statoil ASA ADR	3,728	89,957
Storebrand ASA *	4,286	26,834
Telenor ASA	13,850	330,735
TGS Nopec Geophysical Co ASA	1,334	35,532
Yara International ASA	3,056	132,029

		2,100,407

Papua New Guinea - 0.1%

Oil Search Ltd	21,704	157,233

Portugal - 0.1%

Banco Espirito Santo SA *	29,373	42,021
EDP - Energias de Portugal SA	48,476	178,068
Galp Energia SGPS SA	3,121	51,243
Jeronimo Martins SGPS SA	4,083	79,891
Portugal Telecom SGPS SA	7,542	32,816

		384,039

Singapore - 1.3%

CapitaLand Ltd	53,000	127,603
City Developments Ltd	11,000	83,914
ComfortDelGro Corp Ltd	36,831	58,705
DBS Group Holdings Ltd	31,682	430,618
Ezion Holdings Ltd	29,000	51,178
First Resources Ltd	27,000	45,445
Global Logistic Properties Ltd	53,000	121,608
Hutchison Port Holdings Trust	62,000	41,876
Jardine Cycle & Carriage Ltd	2,000	57,148
Keppel Corp Ltd	30,800	273,825
Keppel Land Ltd	7,000	18,595
M1 Ltd	17,000	44,112
Olam International Ltd	18,000	21,966
Oversea-Chinese Banking Corp Ltd	52,832	427,685
SATS Ltd	8,000	20,503
Sembcorp Industries Ltd	15,000	65,345
Sembcorp Marine Ltd	12,000	42,415
Singapore Airlines Ltd	10,000	82,599
Singapore Exchange Ltd	20,000	115,328

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-85

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Singapore Post Ltd	34,000	$35,732
Singapore Press Holdings Ltd	28,000	91,588
Singapore Technologies Engineering Ltd	37,000	116,454
Singapore Telecommunications Ltd	155,000	450,524
SMRT Corp Ltd	24,000	22,070
StarHub Ltd	8,000	27,254
United Industrial Corp Ltd	9,000	21,203
United Overseas Bank Ltd	23,090	389,293
UOL Group Ltd	14,000	68,758
Venture Corp Ltd	2,000	12,176
Wilmar International Ltd	49,000	133,002

		3,498,522

Spain - 3.2%

Abertis Infraestructuras SA	7,585	168,934
ACS Actividades de Construccion y Servicios SA	2,918	101,152
Amadeus IT Holding SA ‘A’	6,763	289,687
Banco Bilbao Vizcaya Argentaria SA	94,888	1,175,699
Banco Bilbao Vizcaya Argentaria SA ADR	15,608	193,383
Banco de Sabadell SA	65,016	169,931
Banco Popular Espanol SA *	28,212	170,336
Banco Santander SA	185,446	1,673,522
Banco Santander SA ADR	31,818	288,589
Bankia SA *	80,672	138,369
Bankinter SA	11,364	78,024
CaixaBank SA	26,862	140,006
Distribuidora Internacional de Alimentacion SA	11,300	101,091
EDP Renovaveis SA	3,839	20,394
Enagas SA	3,567	93,379
Ferrovial SA	7,257	141,131
Gas Natural SDG SA	6,081	156,910
Grifols SA	2,817	134,948
Iberdrola SA	88,567	566,463
Inditex SA	4,343	718,636
International Consolidated Airlines Group SA *	16,131	107,314
Mapfre SA	13,005	55,823
Prosegur Cia de Seguridad SA	6,890	47,342
Red Electrica Corp SA	2,085	139,387
Repsol SA	10,793	272,698
Repsol SA ADR	5,356	135,453
Telefonica SA	50,428	823,217
Telefonica SA ADR	28,381	463,746
Zardoya Otis SA	4,355	78,767

		8,644,331

Sweden - 2.9%

Alfa Laval AB	6,555	168,617
Assa Abloy AB ‘B’	5,587	296,207
Atlas Copco AB ‘A’	12,932	360,675
Atlas Copco AB ‘B’	7,110	181,050
Boliden AB	5,003	76,926
Electrolux AB ‘B’	4,287	112,861
Elekta AB ‘B’	7,108	109,048
Getinge AB ‘B’	4,661	159,871
Hennes & Mauritz AB ‘B’	18,889	872,871
Hexagon AB ‘B’	4,401	139,579
Husqvarna AB ‘B’	5,332	32,200
ICA Gruppen AB *	936	29,306
Lundin Petroleum AB *	3,187	62,208
Meda AB ‘A’	4,084	51,927
Modern Times Group AB ‘B’	574	29,824
Nordea Bank AB	57,339	776,429
Ratos AB ‘B’	1,948	17,644
Sandvik AB	18,904	267,592
Scania AB ‘B’	5,185	101,844
Securitas AB ‘B’	9,258	98,650
Skandinaviska Enskilda Banken AB ‘A’	28,575	378,044
Skanska AB ‘B’	8,407	172,617
SKF AB ‘B’	7,281	191,078

	Shares	Value
Svenska Cellulosa AB SCA ‘A’	303	$9,336
Svenska Cellulosa AB SCA ‘B’	10,669	329,629
Svenska Handelsbanken AB ‘A’	10,185	503,111
Swedbank AB ‘A’	17,899	504,938
Swedish Match AB	3,770	121,225
Tele2 AB ‘B’	5,478	62,144
Telefonaktiebolaget LM Ericsson ‘A’	4,940	57,232
Telefonaktiebolaget LM Ericsson ‘B’	36,308	444,616
Telefonaktiebolaget LM Ericsson ADR	19,502	238,705
TeliaSonera AB	46,018	383,797
Trelleborg AB ‘B’	3,548	70,728
Volvo AB ‘A’	6,806	89,681
Volvo AB ‘B’	26,047	343,341

		7,845,551

Switzerland - 8.1%

ABB Ltd	12,412	327,917
ABB Ltd ADR	29,541	784,609
Actelion Ltd	1,653	140,127
Adecco SA	2,473	196,407
Aryzta AG	1,452	111,619
Baloise Holding AG	808	103,231
Banque Cantonale Vaudoise	27	14,740
Barry Callebaut AG	39	48,926
Cie Financiere Richemont SA ‘A’	10,538	1,054,526
Clariant AG	4,952	90,605
Coca-Cola HBC AG	544	15,892
Coca-Cola HBC AG ADR	2,685	78,321
Credit Suisse Group AG	20,817	639,120
Credit Suisse Group AG ADR	6,941	215,449
DKSH Holding AG	427	33,228
Dufry AG *	502	88,371
EMS-Chemie Holding AG	226	80,536
Galenica AG	75	75,541
Geberit AG	639	195,476
Givaudan SA	155	222,062
Holcim Ltd	3,856	289,907
Julius Baer Group Ltd	3,858	186,031
Kuehne + Nagel International AG	1,066	140,200
Lindt & Spruengli AG	2	107,852
Lonza Group AG	136	12,946
Nestle SA	60,684	4,454,688
Novartis AG	18,791	1,503,852
Novartis AG ADR	24,555	1,973,731
OC Oerlikon Corp AG	2,414	36,145
Partners Group Holding AG	252	67,234
PSP Swiss Property AG	103	8,746
Roche Holding AG (XSWX)	541	150,449
Roche Holding AG (XVTX)	13,226	3,707,472
Schindler Holding AG	240	35,406
SGS SA	98	226,332
Sika AG	39	138,685
Sonova Holding AG	867	116,877
Sulzer AG	437	70,692
Swiss Life Holding AG	559	116,345
Swiss Re AG	6,164	569,765
Swisscom AG	425	224,744
Syngenta AG	825	328,875
Syngenta AG ADR	4,185	334,549
The Swatch Group AG	589	390,824
The Swatch Group AG (Registered)	879	99,357
UBS AG (NYSE)	31,098	598,636
UBS AG (XVTX)	39,086	744,601
Zurich Insurance Group AG	2,913	847,093

		21,998,737

United Kingdom - 20.0%

Aberdeen Asset Management PLC	12,855	107,054
Admiral Group PLC	2,694	58,477
Aggreko PLC	3,734	105,771

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-86

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
AMEC PLC	4,164	$75,197
Anglo American PLC	21,068	462,997
Antofagasta PLC	4,782	65,613
ARM Holdings PLC	1,325	24,097
ARM Holdings PLC ADR	8,200	448,868
Ashmore Group PLC	1,763	11,787
Ashtead Group PLC	8,089	102,347
Associated British Foods PLC	6,667	270,088
AstraZeneca PLC ADR	23,970	1,423,099
Aviva PLC	39,049	290,949
Aviva PLC ADR	4,910	74,386
Babcock International Group PLC	6,031	135,369
BAE Systems PLC	58,389	421,975
Barclays PLC	41,798	189,119
Barclays PLC ADR	58,696	1,064,158
Barratt Developments PLC	7,167	41,457
BG Group PLC	64,596	1,392,060
BHP Billiton PLC	5,427	168,268
BHP Billiton PLC ADR	16,401	1,018,830
BP PLC ADR	58,522	2,844,754
British American Tobacco PLC	16,938	908,792
British American Tobacco PLC ADR	8,619	925,853
British Sky Broadcasting Group PLC	10,561	147,727
British Sky Broadcasting Group PLC ADR	1,754	98,627
BT Group PLC	99,473	626,319
BT Group PLC ADR	5,292	334,084
Bunzl PLC	5,564	133,706
Burberry Group PLC	8,148	204,709
Capita PLC	11,779	202,623
Carnival PLC	1,157	47,779
Carnival PLC ADR	3,509	145,448
Centrica PLC	86,670	499,137
Cobham PLC	13,049	59,343
Compass Group PLC	32,962	528,507
Croda International PLC	2,177	88,648
Diageo PLC ADR	12,049	1,595,529
easyJet PLC	3,554	90,484
Experian PLC	17,064	314,937
Fresnillo PLC	3,109	38,551
G4S PLC	18,242	79,354
Genting Singapore PLC	129,000	153,303
GKN PLC	33,457	207,116
GlaxoSmithKline PLC	1,836	48,969
GlaxoSmithKline PLC ADR	44,353	2,368,007
Glencore Xstrata PLC *	171,535	891,729
Hargreaves Lansdown PLC	5,034	113,196
HSBC Holdings PLC (LI)	6,138	67,321
HSBC Holdings PLC ADR	67,956	3,746,414
IMI PLC	5,799	146,982
Imperial Tobacco Group PLC	16,244	630,415
Informa PLC	9,345	88,798
Inmarsat PLC	5,485	68,714
InterContinental Hotels Group PLC	1,372	45,760
InterContinental Hotels Group PLC ADR	2,810	93,938
Intertek Group PLC	3,038	158,499
Invensys PLC	7,640	64,467
Investec PLC	13,065	94,743
ITV PLC	65,299	209,896
J Sainsbury PLC	23,843	144,431
John Wood Group PLC	6,020	68,673
Johnson Matthey PLC	3,370	183,495
Kazakhmys PLC	737	2,670
Kingfisher PLC	41,276	263,872
Legal & General Group PLC	107,643	397,191
Lloyds Banking Group PLC *	618,193	808,023
Lloyds Banking Group PLC ADR *	79,054	420,567
London Stock Exchange Group PLC	2,780	79,808
Marks & Spencer Group PLC	32,999	237,201
Meggitt PLC	14,818	129,796
Melrose Industries PLC	22,799	115,489

	Shares	Value
Mondi PLC	5,873	$102,133
National Grid PLC	32,873	429,532
National Grid PLC ADR	7,623	497,934
Next PLC	2,674	241,385
Old Mutual PLC	82,682	259,090
Pearson PLC	4,231	93,977
Pearson PLC ADR	9,809	219,722
Pennon Group PLC	6,143	67,101
Persimmon PLC *	4,414	90,680
Petrofac Ltd	3,498	70,989
Prudential PLC	15,432	345,384
Prudential PLC ADR	16,821	756,945
Randgold Resources Ltd	1,178	73,914
Reckitt Benckiser Group PLC	11,725	933,506
Reed Elsevier PLC	4,850	72,291
Reed Elsevier PLC ADR	4,348	261,097
Resolution Ltd	22,766	133,900
Rexam PLC	12,246	107,682
Rio Tinto PLC	309	17,437
Rio Tinto PLC ADR	24,009	1,354,828
Rolls-Royce Holdings PLC *	36,091	764,391
Royal Bank of Scotland Group PLC *	16,107	90,676
Royal Bank of Scotland Group PLC ADR *	10,306	116,767
Royal Dutch Shell PLC ‘A’ (LI)	1,563	56,134
Royal Dutch Shell PLC ‘A’ ADR	35,527	2,532,009
Royal Dutch Shell PLC ‘B’	21,504	809,251
Royal Dutch Shell PLC ‘B’ ADR	34,467	2,588,816
RSA Insurance Group PLC	56,542	85,627
SABMiller PLC	16,931	871,917
Schroders PLC	3,090	133,424
Schroders PLC (Non-Voting)	1,511	50,468
Serco Group PLC	5,706	47,155
Severn Trent PLC	3,779	106,722
Shire PLC	1,539	72,520
Shire PLC ADR	2,941	415,534
Smith & Nephew PLC ADR	3,359	240,975
Smiths Group PLC	7,051	173,385
Sports Direct International PLC *	2,983	35,425
SSE PLC	16,268	369,943
St James’s Place PLC	4,106	49,506
Standard Chartered PLC	40,331	908,731
Standard Life PLC	39,801	237,163
Tate & Lyle PLC	8,884	119,124
Taylor Wimpey PLC	49,327	91,447
Tesco PLC	143,407	794,222
The Sage Group PLC	22,105	148,236
The Weir Group PLC	3,809	134,599
Travis Perkins PLC	5,133	159,766
TUI Travel PLC	6,714	45,966
Tullow Oil PLC	11,720	166,426
Unilever PLC	2,665	109,314
Unilever PLC ADR	20,084	827,461
United Utilities Group PLC	11,859	132,219
Vedanta Resources PLC	1,430	22,222
Vodafone Group PLC	384,099	1,509,922
Vodafone Group PLC ADR	53,441	2,100,766
Whitbread PLC	3,055	189,879
William Hill PLC	12,407	82,591
WM Morrison Supermarkets PLC	34,221	148,204
Wolseley PLC	4,351	247,090
WPP PLC	8,402	192,808
WPP PLC ADR	3,170	364,106

		54,388,794

Total Common Stocks (Cost $220,238,487)		269,568,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-87

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $2,802,672; collateralized by U.S. Treasury Notes: 0.500% due 07/31/17 and value $2,859,988)	$2,802,672	$2,802,672

Total Short-Term Investment (Cost $2,802,672)		2,802,672

TOTAL INVESTMENTS - 100.1% (Cost $223,090,620)		272,422,501

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(333,335)

NET ASSETS - 100.0%		$272,089,166

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.9%
Industrials	12.6%
Consumer Discretionary	11.4%
Consumer Staples	10.1%
Health Care	9.6%
Energy	9.2%
Materials	8.3%
Telecommunication Services	5.4%
Information Technology	4.3%
Utilities	3.3%
Others (each less than 3.0%)	1.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2013, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	20.0%
Japan	18.7%
Canada	8.9%
France	8.4%
Switzerland	8.1%
Germany	8.0%
Australia	6.6%
Spain	3.2%
Others (each less than 3.0%)	18.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-88

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Canada	$6,194	$6,194	$-	$-
	France	14	-	14	-
	Spain	7,365	7,365	-	-

		13,573	13,559	14	-
	Preferred Stocks (1)	37,989	-	37,989	-
	Common Stocks
	Australia	17,970,864	2,667,623	15,303,241	-
	Austria	609,258	-	609,258	-
	Belgium	2,812,349	1,126,825	1,685,524	-
	Bermuda	1,187,318	139,697	1,047,621	-
	Canada	24,322,635	24,322,635	-	-
	Cayman	971,533	151,439	820,094	-
	Cyprus	18,373	-	18,373	-
	Denmark	3,203,424	783,937	2,419,487	-
	Finland	2,091,094	158,956	1,932,138	-
	France	22,827,036	1,071,192	21,755,844	-
	Germany	21,753,532	1,985,513	19,768,019	-
	Hong Kong	5,790,503	-	5,790,503	-
	Ireland	903,174	307,653	595,521	-
	Israel	1,182,952	641,824	541,128	-
	Italy	5,254,575	377,573	4,877,002	-
	Japan	50,850,375	4,613,299	46,237,076	-
	Luxembourg	976,380	279,626	696,754	-
	Mauritius	48,896	-	48,896	-
	Netherlands	7,567,434	1,950,797	5,616,637	-
	New Zealand	208,948	-	208,948	-
	Norway	2,100,407	89,957	2,010,450	-
	Papua New Guinea	157,233	-	157,233	-
	Portugal	384,039	-	384,039	-
	Singapore	3,498,522	-	3,498,522	-
	Spain	8,644,331	1,081,171	7,563,160	-
	Sweden	7,845,551	238,705	7,606,846	-
	Switzerland	21,998,737	3,985,295	18,013,442	-
	United Kingdom	54,388,794	28,879,522	25,509,272	-

		269,568,267	74,853,239	194,715,028	-
	Short-Term Investment	2,802,672	-	2,802,672	-

	Total	$272,422,501	$74,866,798	$197,555,703	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-90

B-89

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2013

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2013.
Y	Investments were in default as of December 31, 2013.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
¯	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2013.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
l	Total shares owned by the portfolio as of December 31, 2013 were less than one share.

Counterparty Abbreviations:
GSC	Goldman Sachs

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
‘NY’	New York Shares
REIT	Real Estate Investment Trust

Note:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality rating of the companies shown in the schedule of investments were obtained from published reports or other sources believed to be reliable, and not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-90

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio
ASSETS
Investments, at value	$682,921,482	$131,363,295	$282,435,537	$352,271,721	$65,284,849	$98,809,990
Repurchase agreements, at value	-	-	9,694,657	12,012,019	2,079,312	3,017,016
Cash (1)	-	-	90,000	-	87,600	137,540
Foreign currency held, at value	-	-	-	-	-	74
Receivables:
Dividends and interest	3,910,040	2,196,819	291,228	568,820	39,560	177,918
Fund shares sold	954,775	110,468	88,393	-	-	-
Securities sold	300,464	-	-	-	132,900	-
Variation margin	-	-	37,502	43,520	9,120	13,440
Prepaid expenses and other assets	266	53	161	197	37	56
Total Assets	688,087,027	133,670,635	292,637,478	364,896,277	67,633,378	102,156,034
LIABILITIES
Payables:
Fund shares redeemed	9,286	1,032	9,802	11,350	3,095	4,127
Securities purchased	34,536,486	1,051,613	-	-	-	39,895
Due to custodian	-	-	-	-	100	-
Accrued advisory fees	77,840	27,898	33,778	41,474	7,814	11,844
Accrued support service expenses	6,895	1,407	3,030	3,819	700	1,062
Accrued custodian, and portfolio accounting and tax fees	44,781	17,856	8,621	9,698	5,064	8,088
Accrued shareholder report expenses	10,508	2,321	4,593	5,679	1,063	1,599
Accrued trustees’ fees and expenses	2,549	519	1,127	1,423	262	397
Accrued other	6,824	2,222	3,729	4,396	1,487	1,847
Total Liabilities	34,695,169	1,104,868	64,680	77,839	19,585	68,859
NET ASSETS	$653,391,858	$132,565,767	$292,572,798	$364,818,438	$67,613,793	$102,087,175
NET ASSETS CONSIST OF:
Paid-in capital	$652,279,519	$120,820,408	$204,194,509	$262,669,561	$44,753,683	$73,715,470
Undistributed earnings	1,112,339	11,745,359	88,378,289	102,148,877	22,860,110	28,371,705
NET ASSETS	$653,391,858	$132,565,767	$292,572,798	$364,818,438	$67,613,793	$102,087,175
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	59,987,838	10,577,856	13,837,857	18,142,691	3,235,861	5,429,259
Net Asset Value Per Share	$10.89	$12.53	$21.14	$20.11	$20.90	$18.80

Investments, at cost	$690,273,560	$128,098,237	$206,587,039	$274,450,361	$47,274,243	$79,174,469
Repurchase agreements, at cost	-	-	9,694,657	12,012,019	2,079,312	3,017,016
Foreign currency held, at cost	-	-	-	-	-	74

(1)	Includes cash collateral segregated for open futures contracts in the PD Large-Cap Growth Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios of $90,000, $87,600 and $133,880, respectively.

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value	$89,675,586	$269,619,829
Repurchase agreements, at value	1,750,437	2,802,672
Foreign currency held, at value	437,750	163,162
Receivables:
Dividends and interest	41,895	645,013
Fund shares sold	159,965	235,448
Securities sold	-	126,900
Prepaid expenses and other assets	48	2,595
Total Assets	92,065,681	273,595,619
LIABILITIES
Payables:
Fund shares redeemed	3,095	9,802
Securities purchased	1,236,961	1,419,039
Due to custodian	-	1,498
Accrued advisory fees	36,554	48,403
Accrued support service expenses	930	2,758
Accrued custodian, and portfolio accounting and tax fees	18,326	16,017
Accrued shareholder report expenses	1,413	4,380
Accrued trustees’ fees and expenses	344	1,024
Accrued foreign capital gains tax	40,861	-
Accrued other	1,710	3,532
Other liabilities	8,561	-
Total Liabilities	1,348,755	1,506,453
NET ASSETS	$90,716,926	$272,089,166
NET ASSETS CONSIST OF:
Paid-in capital	$84,909,094	$217,395,156
Undistributed earnings	5,807,832	54,694,010
NET ASSETS	$90,716,926	$272,089,166
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	6,133,177	16,696,104
Net Asset Value Per Share	$14.79	$16.30

Investments, at cost	$84,515,525	$220,287,948
Repurchase agreements, at cost	1,750,437	2,802,672
Foreign currency held, at cost	436,219	163,017

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$16,728	$817	$3,834,879	$6,683,872	$406,742	$1,722,039
Interest, net of foreign taxes withheld	10,336,041	7,627,232	487	538	71	159
Total Investment Income	10,352,769	7,628,049	3,835,366	6,684,410	406,813	1,722,198

EXPENSES
Advisory fees	758,211	309,143	324,660	398,910	75,160	113,072
Support services expenses	22,651	5,011	9,831	12,251	2,249	3,430
Custodian fees and expenses	36,684	3,804	17,573	19,192	11,674	19,297
Portfolio accounting and tax fees	211,679	97,461	26,466	31,362	18,667	24,002
Shareholder report expenses	16,884	3,761	7,372	9,107	1,711	2,570
Legal and audit fees	16,739	3,695	7,278	9,028	1,668	2,536
Trustees’ fees and expenses	7,885	1,714	3,422	4,256	787	1,192
Transfer agency fees and expenses	6,225	5,621	5,926	5,782	5,271	5,394
Interest expense	15	13	1,628	3	11	141
Other	3,377	885	2,937	3,629	705	1,035
Total Expenses	1,080,350	431,108	407,093	493,520	117,903	172,669
Adviser Reimbursement (1)	(40,512)	(8,547)	(1,761)	(696)	(5,204)	(1,337)
Net Expenses	1,039,838	422,561	405,332	492,824	112,699	171,332
NET INVESTMENT INCOME	9,312,931	7,205,488	3,430,034	6,191,586	294,114	1,550,866

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	74,694	2,347,288	7,211,684	10,069,961	3,832,798	6,075,751
Futures contracts transactions	-	-	1,890,091	2,040,913	417,034	787,954
Foreign currency transactions	-	-	-	-	5	52
Net Realized Gain	74,694	2,347,288	9,101,775	12,110,874	4,249,837	6,863,757

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(21,442,362)	(1,834,565)	53,456,798	59,060,099	14,233,768	14,977,386
Futures contracts	-	-	239,356	311,683	81,637	129,057
Change in Net Unrealized Appreciation (Depreciation)	(21,442,362)	(1,834,565)	53,696,154	59,371,782	14,315,405	15,106,443
NET GAIN (LOSS)	(21,367,668)	512,723	62,797,929	71,482,656	18,565,242	21,970,200
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($12,054,737)	$7,718,211	$66,227,963	$77,674,242	$18,859,356	$23,521,066

Foreign taxes withheld on dividends and interest	$-	$1,288	$287	$4,152	$100	$1,329

(1)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,671,434	$6,550,210
Interest, net of foreign taxes withheld	65	189
Other	12	2,452
Total Investment Income	1,671,511	6,552,851

EXPENSES
Advisory fees	374,796	492,770
Support services expenses	2,939	9,372
Custodian fees and expenses	55,298	48,140
Portfolio accounting and tax fees	45,570	35,538
Shareholder report expenses	2,267	7,052
Legal and audit fees	2,210	6,949
Trustees’ fees and expenses	1,051	3,240
Transfer agency fees and expenses	5,447	5,618
Interest expense	35	34
Other	876	2,855
Total Expenses	490,489	611,568
Net Expenses	490,489	611,568
NET INVESTMENT INCOME	1,181,022	5,941,283

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (1)	(223,999)	(217,727)
Foreign currency transactions	(18,456)	(38,742)
Net Realized Loss	(242,455)	(256,469)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	(2,319,289)	36,356,816
Foreign currencies	(7,198)	17,111
Change in Net Unrealized Appreciation (Depreciation)	(2,326,487)	36,373,927
NET GAIN (LOSS)	(2,568,942)	36,117,458
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,387,920)	$42,058,741

Foreign taxes withheld on dividends and interest	$238,632	$546,913

(1)	Net realized gain (loss) on investment security transactions for the PD Emerging Markets Portfolio is net of foreign capital gains tax withheld of $727.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $10,287.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio		PD Large-Cap Growth Index Portfolio
OPERATIONS
Net investment income	$9,312,931	$6,108,150	$7,205,488	$6,490,723	$3,430,034	$2,356,781
Net realized gain (loss)	74,694	1,009,440	2,347,288	738,551	9,101,775	(311,922)
Change in net unrealized appreciation (depreciation)	(21,442,362)	4,217,253	(1,834,565)	5,638,103	53,696,154	14,513,756
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,054,737)	11,334,843	7,718,211	12,867,377	66,227,963	16,558,615

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income	-	(5,370,000)	-	(6,500,220)	-	(2,082,400)
Net realized gains	-	(405,475)	-	(609,911)	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(5,775,475)	-	(7,110,131)	-	(2,082,400)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	287,530,564	203,898,718	37,913,533	19,709,154	64,314,021	62,887,354
Dividends and distributions reinvestments (1)	-	5,775,475	-	7,110,131	-	2,082,400
Cost of shares repurchased	(31,544,897)	(16,077,377)	(22,911,630)	(1,017,720)	(9,236,841)	(8,302,755)
Net Increase in Net Assets from Capital Share Transactions	255,985,667	193,596,816	15,001,903	25,801,565	55,077,180	56,666,999
NET INCREASE IN NET ASSETS	243,930,930	199,156,184	22,720,114	31,558,811	121,305,143	71,143,214

NET ASSETS
Beginning of Year	409,460,928	210,304,744	109,845,653	78,286,842	171,267,655	100,124,441
End of Year	$653,391,858	$409,460,928	$132,565,767	$109,845,653	$292,572,798	$171,267,655

	PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio
OPERATIONS
Net investment income	$6,191,586	$4,165,644	$294,114	$444,401	$1,550,866	$1,362,550
Net realized gain	12,110,874	5,200,947	4,249,837	2,335,430	6,863,757	2,376,906
Change in net unrealized appreciation	59,371,782	15,912,979	14,315,405	1,805,310	15,106,443	4,160,195
Net Increase in Net Assets Resulting from Operations	77,674,242	25,279,570	18,859,356	4,585,141	23,521,066	7,899,651

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income	-	(3,802,347)	-	(457,051)	-	(1,367,985)
Net realized gains	-	(5,693,731)	-	(2,341,186)	-	(2,185,500)
Net Decrease from Dividends and Distributions to Shareholders	-	(9,496,078)	-	(2,798,237)	-	(3,553,485)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	80,836,837	79,735,285	9,731,965	17,457,279	19,410,538	28,608,720
Dividends and distributions reinvestments (1)	-	9,496,078	-	2,798,237	-	3,553,485
Cost of shares repurchased	(11,231,951)	(7,439,195)	(2,112,827)	(8,904,762)	(3,140,998)	(8,317,313)
Net Increase in Net Assets from Capital Share Transactions	69,604,886	81,792,168	7,619,138	11,350,754	16,269,540	23,844,892
NET INCREASE IN NET ASSETS	147,279,128	97,575,660	26,478,494	13,137,658	39,790,606	28,191,058

NET ASSETS
Beginning of Year	217,539,310	119,963,650	41,135,299	27,997,641	62,296,569	34,105,511
End of Year	$364,818,438	$217,539,310	$67,613,793	$41,135,299	$102,087,175	$62,296,569

(1)	See Note 2B in Notes to Financial Statements.

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
	PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income	$1,181,022	$676,402	$5,941,283	$3,913,872
Net realized loss	(242,455)	(202,236)	(256,469)	(369,726)
Change in net unrealized appreciation (depreciation)	(2,326,487)	6,270,321	36,373,927	18,819,076
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,387,920)	6,744,487	42,058,741	22,363,222

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (1)
Net investment income	-	(699,139)	-	(3,859,121)
Net realized gains	-	(454,750)	-	-
Net Decrease from Dividends and Distributions to Shareholders	-	(1,153,889)	-	(3,859,121)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	42,702,019	15,727,794	64,338,072	65,510,962
Dividends and distributions reinvestments (1)	-	1,153,889	-	3,859,121
Cost of shares repurchased	(2,049,763)	(2,042,373)	(8,676,077)	(7,574,280)
Net Increase in Net Assets from Capital Share Transactions	40,652,256	14,839,310	55,661,995	61,795,803
NET INCREASE IN NET ASSETS	39,264,336	20,429,908	97,720,736	80,299,904

NET ASSETS
Beginning of Year	51,452,590	31,022,682	174,368,430	94,068,526
End of Year	$90,716,926	$51,452,590	$272,089,166	$174,368,430

(1)	See Note 2B in Notes to Financial Statements.

See Notes to Financial Statements

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Aggregate Bond Index
2013	$11.16	$0.19	($0.46)	($0.27)	$-	$-	$-	$10.89	0.20%	0.20%	1.75%	(2.43%)	$653,392	61%
2012	10.92	0.22	0.20	0.42	(0.17)	(0.01)	(0.18)	11.16	0.21%	0.17%	1.97%	3.94%	409,461	72%
2011	10.59	0.30	0.50	0.80	(0.42)	(0.05)	(0.47)	10.92	0.24%	0.17%	2.78%	7.65%	210,305	115%
2010	10.23	0.31	0.33	0.64	(0.27)	(0.01)	(0.28)	10.59	0.28%	0.17%	2.88%	6.23%	163,942	149%
2009 (6)	10.00	0.19	0.21	0.40	(0.14)	(0.03)	(0.17)	10.23	0.28%	0.17%	2.80%	3.97%	67,711	324%
PD High Yield Bond Market
2013	$11.74	$0.74	$0.05	$0.79	$-	$-	$-	$12.53	0.37%	0.36%	6.14%	6.73%	$132,566	54%
2012	10.96	0.81	0.80	1.61	(0.76)	(0.07)	(0.83)	11.74	0.39%	0.34%	6.90%	14.91%	109,846	38%
2011	11.42	0.84	(0.26)	0.58	(0.87)	(0.17)	(1.04)	10.96	0.45%	0.34%	7.23%	5.03%	78,287	45%
2010	11.30	1.00	0.43	1.43	(1.02)	(0.29)	(1.31)	11.42	0.52%	0.34%	8.57%	13.05%	38,751	40%
2009 (6)	10.00	0.66	1.31	1.97	(0.63)	(0.04)	(0.67)	11.30	0.57%	0.34%	9.00%	19.88%	27,986	31%
PD Large-Cap Growth Index
2013	$15.88	$0.27	$4.99	$5.26	$-	$-	$-	$21.14	0.18%	0.17%	1.48%	33.17%	$292,573	14%
2012	13.97	0.27	1.84	2.11	(0.20)	-	(0.20)	15.88	0.18%	0.17%	1.72%	15.02%	171,268	17%
2011	14.31	0.21	0.13	0.34	(0.18)	(0.50)	(0.68)	13.97	0.20%	0.17%	1.40%	2.39%	100,124	37%
2010	12.75	0.19	1.87	2.06	(0.15)	(0.35)	(0.50)	14.31	0.24%	0.17%	1.44%	16.17%	63,468	56%
2009 (6)	10.00	0.12	2.80	2.92	(0.09)	(0.08)	(0.17)	12.75	0.45%	0.17%	1.57%	29.12%	29,230	81%
PD Large-Cap Value Index
2013	$15.21	$0.39	$4.51	$4.90	$-	$-	$-	$20.11	0.17%	0.17%	2.16%	32.23%	$364,818	13%
2012	13.72	0.37	1.93	2.30	(0.28)	(0.53)	(0.81)	15.21	0.18%	0.17%	2.48%	17.17%	217,539	16%
2011	13.95	0.32	(0.29)	0.03	(0.24)	(0.02)	(0.26)	13.72	0.20%	0.17%	2.30%	0.19%	119,964	36%
2010	12.62	0.29	1.59	1.88	(0.21)	(0.34)	(0.55)	13.95	0.24%	0.17%	2.20%	14.89%	77,490	55%
2009 (6)	10.00	0.18	2.67	2.85	(0.12)	(0.11)	(0.23)	12.62	0.42%	0.17%	2.25%	28.54%	32,920	89%
PD Small-Cap Growth Index
2013	$14.62	$0.10	$6.18	$6.28	$-	$-	$-	$20.90	0.22%	0.21%	0.55%	42.88%	$67,614	44%
2012	13.73	0.18	1.78	1.96	(0.18)	(0.89)	(1.07)	14.62	0.27%	0.21%	1.22%	14.30%	41,135	79%
2011	15.52	0.07	(0.58)	(0.51)	(0.09)	(1.19)	(1.28)	13.73	0.31%	0.21%	0.45%	(3.27%)	27,998	68%
2010	12.66	0.09	3.49	3.58	(0.07)	(0.65)	(0.72)	15.52	0.46%	0.21%	0.63%	28.24%	20,095	69%
2009 (6)	10.00	0.04	2.82	2.86	(0.03)	(0.17)	(0.20)	12.66	0.70%	0.21%	0.56%	28.60%	11,785	70%
PD Small-Cap Value Index
2013	$14.00	$0.32	$4.48	$4.80	$-	$-	$-	$18.80	0.21%	0.21%	1.92%	34.35%	$102,087	41%
2012	12.63	0.38	1.85	2.23	(0.33)	(0.53)	(0.86)	14.00	0.26%	0.21%	2.73%	17.62%	62,297	63%
2011	14.60	0.27	(1.11)	(0.84)	(0.27)	(0.86)	(1.13)	12.63	0.32%	0.21%	1.93%	(5.82%)	34,106	63%
2010	12.65	0.26	2.74	3.00	(0.23)	(0.82)	(1.05)	14.60	0.45%	0.21%	1.93%	23.67%	22,994	62%
2009 (6)	10.00	0.17	2.73	2.90	(0.13)	(0.12)	(0.25)	12.65	0.74%	0.21%	2.12%	29.01%	13,168	75%
PD Emerging Markets
2013	$15.25	$0.24	($0.70)	($0.46)	$-	$-	$-	$14.79	0.69%	0.69%	1.66%	(3.00%)	$90,717	1%
2012	13.32	0.22	2.07	2.29	(0.21)	(0.15)	(0.36)	15.25	0.86%	0.86%	1.56%	17.42%	51,453	3%
2011	16.55	0.22	(3.24)	(3.02)	(0.19)	(0.02)	(0.21)	13.32	0.92%	0.92%	1.45%	(18.20%)	31,023	6%
2010	14.21	0.20	2.64	2.84	(0.19)	(0.31)	(0.50)	16.55	0.85%	0.85%	1.34%	20.04%	25,449	7%
2009 (6)	10.00	0.11	4.23	4.34	(0.11)	(0.02)	(0.13)	14.21	0.98%	0.97%	1.33%	43.43%	17,806	8%
PD International Large-Cap
2013	$13.54	$0.40	$2.36	$2.76	$-	$-	$-	$16.30	0.28%	0.28%	2.68%	20.39%	$272,089	1%
2012	11.82	0.37	1.66	2.03	(0.31)	-	(0.31)	13.54	0.37%	0.30%	2.90%	17.12%	174,368	2%
2011	13.77	0.37	(2.05)	(1.68)	(0.27)	-	(0.27)	11.82	0.46%	0.30%	2.78%	(12.16%)	94,069	1%
2010	13.01	0.30	0.69	0.99	(0.23)	- (7)	(0.23)	13.77	0.46%	0.30%	2.35%	7.61%	53,577	3%
2009 (6)	10.00	0.14	3.02	3.16	(0.09)	(0.06)	(0.15)	13.01	0.64%	0.30%	1.68%	31.59%	24,830	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective January 1, 2013, no dividends and capital gains distributions will be made by the Pacific Dynamix Underlying Portfolios (see Note 2B in Notes to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any, as discussed in Note 7B in Notes to Financial Statements. The PD Aggregate Bond Index and PD Large-Cap Value Index Portfolios had expense reimbursements for the year ended December 31, 2013 (see Statements of Operations), and are not reflected in the above table due to rounding.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	Operations commenced on May 1, 2009.
(7)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of December 31, 2013, the Trust was comprised of fifty-eight separate portfolios, eight of which are presented in these financial statements: PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”).

The Pacific Dynamix Underlying Portfolios currently offer Class P shares only.

Presently only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Portfolios.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain such annual report, see the Where to Go for More Information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

The Trust has implemented the disclosure requirements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. In Note 5 the Trust provides information about instruments and transactions eligible for offset certain instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Trust discloses collateral received and posted in connection with master netting agreements or similar arrangements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Currently each Pacific Dynamix Underlying Portfolio presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these portfolios are required to distribute taxable income and capital gains (see Note 10). Since January 1, 2013, no dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Portfolios under the new dividend and distributions policy.

Prior to January 1, 2013, each portfolio presented in these financial statements declared and paid dividends on net investment income, if any, at least annually, except for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios, for which dividends, if any, were declared and paid semi-annually and realized capital gains, if any, were distributed at least annually for all portfolios. Dividends and capital gains distributions were recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D-1

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of its investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values each portfolio’s investments, which includes using third party pricing services and/or approved alternate valuation methodologies, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each portfolio’s investments.

B. NET ASSET VALUE

Each portfolio of the Trust presented in these financial statements is divided into shares. The price per share of each class of a portfolio’s shares is called its net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets, subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding.

Each portfolio’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of all investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain portfolios may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the portfolios do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those portfolios.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board:

Money Market Instruments and Short-Term Investments

Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if a portfolio sold the investment. Portfolio investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the last reported sale price or official closing price from an exchange as of the time of the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the last reported sale price or official closing price from the principal foreign exchange, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

D-2

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using reference instruments and industry pricing models pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by a benchmark, matrix, or other pricing methodologies approved by the Board or a delegate (i.e. a valuation committee approved by the Board).

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the Board has delegated authority to a valuation committee to adopt and use alternate valuation formulas and methodologies as it deems necessary and appropriate (“Alternate Valuation Methodologies”) to value such investments. Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC, or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a portfolio would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each portfolio’s investments are characterized. The VOC includes investment, legal and compliance members of the Trust’s Adviser, accounting members of Pacific Life Insurance Company, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

— Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
— Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
— Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value the Trust’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing the Trust’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a portfolio had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each portfolio’s investments as of December 31, 2013 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

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The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration data received from active market makers, inter-dealer brokers, and yield curves. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by a portfolio are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

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Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each portfolio as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each portfolio represents an indirect investment in the assets owned by that portfolio. As with any mutual fund, the value of the assets owned by each portfolio may move up or down, and as a result, an investment in a portfolio at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each portfolio’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of each portfolio’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair the Adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions, and many of the factors discussed in General Investment Risks above.

Debt Investments

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on debt investments. There is a risk that an issuer of a portfolio’s debt investments may not be able to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or money market instruments. The value of debt investments may fall when interest rates rise. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. Certain monetary policies enacted by the Federal Reserve (“Fed”) can have a significant impact on the financial markets and the Trust. The Fed’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the

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creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each portfolio’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain portfolios presented in these financial statements may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a portfolio to resell, the security at an agreed upon price and time. Repurchase agreements permit a portfolio to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the portfolios at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a portfolio are collateralized with cash or securities of a type that the portfolio is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

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In the event of default on the obligation to repurchase a security held by a portfolio as collateral, the portfolio has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the portfolio under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the portfolio may be delayed, limited or wholly denied.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the portfolio’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Pacific Dynamix Underlying Portfolios are permitted to invest in derivative instruments, including but not limited to, futures contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist

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mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risk to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Master Agreements and Netting Arrangements – Certain portfolios are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a portfolio or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a portfolio’s financial statements. A portfolio’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given portfolio exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

B. DERIVATIVE INVESTMENTS AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures to provide market exposure proportionate to the size each portfolio’s cash flows and residual cash balances.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A portfolio records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into Forward Contracts for the following reasons: The PD Emerging Markets Portfolio and PD International Large-Cap Portfolio entered into Forward Contracts to in connection with settling planned purchases or sales of investments and to increase or decrease exposure to various currencies.

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The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments disclosed in the Statements of Assets and Liabilities, as of December 31, 2013:

	Total Value of Equity Contracts* as of December 31, 2013
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$218,715	$-
PD Large-Cap Value Index	298,467	-
PD Small-Cap Growth Index	104,543	-
PD Small-Cap Value Index	162,001	-

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contracts transactions
Change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments in equity futures contracts recognized in the Statements of Operations for the year ended December 31, 2013:

	Realized Gain and Unrealized Appreciation (Depreciation) on Derivative Investments in Equity Futures Contracts Recognized in the Statements of Operations
Portfolio	Realized Gain	Change in Unrealized Appreciation
PD Large-Cap Growth Index	$1,890,091	$239,356
PD Large-Cap Value Index	2,040,913	311,683
PD Small-Cap Growth Index	417,034	81,637
PD Small-Cap Value Index	787,954	129,057

The derivative investments held as of December 31, 2013 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable portfolio for the year ended December 31, 2013.

Certain portfolios held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain portfolios presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable portfolio’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable portfolio presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2013.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to each portfolio of the Trust. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

PD Aggregate Bond Index	0.16% of first $50 million 0.15% of next $50 million 0.14% on excess
PD High Yield Bond Market	0.35% of first $50 million 0.22% of next $50 million 0.14% on excess
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% of first $300 million 0.12% on excess
PD Emerging Markets	0.60% of first $50 million 0.35% on excess
PD International Large-Cap	0.25% of first $100 million 0.20% on excess

D-9

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2013, the Trust and PLFA engage various investment management firms under PLFA’s supervision, to sub-advise each Pacific Dynamix Underlying Portfolio. The following firms serve as sub-advisers for the respective portfolios: BlackRock Investment Management, LLC for the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; SSgA Funds Management, Inc. for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios; and Dimensional Fund Advisors LP for the PD Emerging Markets and PD International Large-Cap Portfolios. PLFA, as Adviser to each portfolio of the Trust, pays the related portfolio management fees to these sub-advisors as compensation for their sub-advisory services provided to the Trust.

Pursuant to an Agreement for Administration and Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Portfolios and is compensated by the Trust for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser and Pacific Life are related parties. The advisory fees earned by the Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each portfolio presented in these financial statements for the year ended December 31, 2013 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2013 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA entered into expense limitation agreements with the Trust and contractually agreed to reimburse each Pacific Dynamix Underlying Portfolio through April 30, 2013 to the extent the total net operating expenses (including advisory fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of a Pacific Dynamix Underlying Portfolio) exceeded the annualized expense ratios as follows: 0.17% for the PD Aggregate Bond Index, PD Large-Cap Growth Index, and PD Large-Cap Value Index Portfolios; 0.34% for the PD High Yield Bond Market Portfolio; 0.21% for the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; 0.97% for the PD Emerging Markets Portfolio; and 0.30% for the PD International Large-Cap Portfolio. The expense limitation agreements expired on April 30, 2013 and was not renewed.

Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such expenses fall below the expense cap, if any, in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolio, but not above the expense cap, if any. The amounts of adviser reimbursement to each of the applicable portfolios presented in these financial statements for the year ended December 31, 2013 are presented in the Statements of Operations. There were no amounts that remained due from the Adviser as of December 31, 2013.

The cumulative expense reimbursement amounts, if any, as of December 31, 2013 that are subject to recoupment by PLFA from the portfolios are as follows:

	Expiration
Portfolio	2014	2015	2016
PD Aggregate Bond Index	$125,051	$136,128	$40,512
PD High Yield Bond Market	67,270	47,932	8,547
PD Large-Cap Growth Index	27,630	15,942	1,761
PD Large-Cap Value Index	29,532	17,489	696
PD Small-Cap Growth Index	25,175	21,359	5,204
PD Small-Cap Value Index	30,356	27,181	1,337
PD International Large-Cap	120,039	100,661	-

There was no recoupment of expense reimbursement by PLFA from any of the Pacific Dynamix Underlying Portfolios during the year ended December 31, 2013.

C. INVESTMENTS BY AFFILIATED PARTY

As of December 31, 2013, Pacific Life owned 35.80% and 16.63% of the shares outstanding of the PD High Yield Bond Market and PD Emerging Markets Portfolios, respectively.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan.

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Life Funds. The obligation of each portfolio under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2013, such expenses increased by $203 for all applicable portfolios presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2013, the total amount in the DCP Liability accounts for all applicable portfolios presented in these financial statements was $1,971.

E. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and PLFA and received no compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line up to a maximum of $75,000. As of December 31, 2013, the actual interest rate on borrowing by the Trust was 1.38%. The committed line of credit will expire on August 31, 2014, unless renewed, and applies to all portfolios presented in these financial statements except the PD Aggregate Bond and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable portfolio presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that the PD Emerging Markets Portfolio and PD International Large-Cap Portfolio had loans outstanding were 1.36% and 1.42% and $24,239 and $114,098, respectively. No other portfolios presented in these financial statements had a loan outstanding during the reporting period. As of December 31, 2013, none of the portfolios presented in these financial statements had loans outstanding in connection with this line of credit.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2013, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$520,506,630	$297,796,090

	Other Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$111,330,273	$21,380,902
PD High Yield Bond Market	84,438,979	62,197,335
PD Large-Cap Growth Index	86,300,180	30,891,048
PD Large-Cap Value Index	109,510,910	34,747,464

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$29,895,159	$22,762,562
PD Small-Cap Value Index	49,728,233	32,290,486
PD Emerging Markets	41,942,108	996,950
PD International Large-Cap	62,458,415	1,872,341

10. FEDERAL INCOME TAX INFORMATION

Currently each Pacific Dynamix Underlying Portfolio is treated as a partnership for Federal income tax purposes only. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably, when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a regulated investment company.

Since January 1, 2013, no dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Portfolios under the new dividend and distributions policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B). Each partner, which would be Pacific Life and Pacific Life & Annuity Company through their respective separate accounts, is required to report its respective share of income, gains, losses, deductions and credits of each Pacific Dynamix Underlying Portfolio.

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of December 31, 2013, were as follows:

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
PD Aggregate Bond Index	$690,273,560	$5,970,356	($13,322,434)	($7,352,078)
PD High Yield Bond Market	128,098,237	5,229,123	(1,964,065)	3,265,058
PD Large-Cap Growth Index	216,281,696	76,785,139	(936,641)	75,848,498
PD Large-Cap Value Index	286,462,380	80,590,698	(2,769,338)	77,821,360
PD Small-Cap Growth Index	49,353,555	19,478,597	(1,467,991)	18,010,606
PD Small-Cap Value Index	82,191,485	22,267,872	(2,632,351)	19,635,521
PD Emerging Markets	86,265,962	12,773,838	(7,613,777)	5,160,061
PD International Large-Cap	223,090,620	57,194,165	(7,862,284)	49,331,881

Each portfolio recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each portfolio remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after December 31, 2009.

11. TAX CHARACTER OF DISTRIBUTIONS

Under the Trust’s new dividend and distributions policy, no dividends and capital gains distributions will be made by any portfolios after December 31, 2012 (see Notes 2B and 10). The tax character of income and capital gains distributions to shareholders for the year ended December 31, 2012 was as follows:

	For the Year Ended December 31, 2012
Portfolio	Ordinary Income	Long-Term Capital Gains	Total
PD Aggregate Bond Index	$5,638,049	$137,426	$5,775,475
PD High Yield Bond Market	6,510,420	599,711	7,110,131
PD Large-Cap Growth Index	2,082,400	-	2,082,400
PD Large-Cap Value Index	5,066,014	4,430,064	9,496,078
PD Small-Cap Growth Index	457,051	2,341,186	2,798,237
PD Small-Cap Value Index	1,938,256	1,615,229	3,553,485
PD Emerging Markets	699,139	454,750	1,153,889
PD International Large-Cap	3,859,121	-	3,859,121

D-12

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

12. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years ended December 31, 2013 and 2012 were as follows:

	PD Aggregate Bond Index		PD High Yield Bond Market		PD Large-Cap Growth Index
	2013	2012	2013	2012	2013	2012
Class P
Shares sold	26,164,194	18,342,074	3,125,760	1,684,947	3,564,997	4,026,812
Dividend and distribution reinvested (1)	-	520,670	-	613,741	-	129,854
Shares repurchased	(2,855,573)	(1,441,672)	(1,903,161)	(87,472)	(514,430)	(535,682)
Net increase	23,308,621	17,421,072	1,222,599	2,211,216	3,050,567	3,620,984
Shares outstanding, beginning of year	36,679,217	19,258,145	9,355,257	7,144,041	10,787,290	7,166,306
Shares outstanding, end of year	59,987,838	36,679,217	10,577,856	9,355,257	13,837,857	10,787,290

	PD Large-Cap Value Index		PD Small-Cap Growth Index		PD Small-Cap Value Index
	2013	2012	2013	2012	2013	2012
Class P
Shares sold	4,477,961	5,404,096	546,274	1,180,930	1,174,829	2,101,777
Dividend and distribution reinvested (1)	-	663,163	-	191,348	-	253,055
Shares repurchased	(640,599)	(504,521)	(123,241)	(598,234)	(196,660)	(604,857)
Net increase	3,837,362	5,562,738	423,033	774,044	978,169	1,749,975
Shares outstanding, beginning of year	14,305,329	8,742,591	2,812,828	2,038,784	4,451,090	2,701,115
Shares outstanding, end of year	18,142,691	14,305,329	3,235,861	2,812,828	5,429,259	4,451,090

	PD Emerging Markets		PD International Large-Cap
	2013	2012	2013	2012
Class P
Shares sold	2,898,930	1,103,589	4,412,576	5,243,502
Dividend and distribution reinvested (1)	-	80,793	-	283,889
Shares repurchased	(140,014)	(138,797)	(597,798)	(604,599)
Net increase	2,758,916	1,045,585	3,814,778	4,922,792
Shares outstanding, beginning of year	3,374,261	2,328,676	12,881,326	7,958,534
Shares outstanding, end of year	6,133,177	3,374,261	16,696,104	12,881,326

(1)	Effective January 1, 2013, no dividends and capital gains distributions will be made by the portfolios (see Note 2B in Notes to Financial Statements).

D-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively the “Trust”) (eight of fifty-eight portfolios comprising Pacific Select Fund) as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios as of December 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2014

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses and expense reductions (see Note 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/13” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/13-12/31/13” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2013 to December 31, 2013.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/13-12/31/13”.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
PD Aggregate Bond Index
Actual	$1,000.00	$1,002.10	0.21%	$1.06
Hypothetical	1,000.00	1,024.15	0.21%	1.07

PD High Yield Bond Market
Actual	$1,000.00	$1,058.60	0.37%	$1.92
Hypothetical	1,000.00	1,023.34	0.37%	1.89

PD Large-Cap Growth Index
Actual	$1,000.00	$1,191.90	0.18%	$0.99
Hypothetical	1,000.00	1,024.30	0.18%	0.92

PD Large-Cap Value Index
Actual	$1,000.00	$1,142.80	0.17%	$0.92
Hypothetical	1,000.00	1,024.35	0.17%	0.87

Portfolio	Beginning Account Value at 07/01/13	Ending Account Value at 12/31/13	Annualized Expense Ratio	Expenses Paid During the Period 07/01/13- 12/31/13 (1)
PD Small-Cap Growth Index
Actual	$1,000.00	$1,218.50	0.20%	$1.12
Hypothetical	1,000.00	1,024.20	0.20%	1.02

PD Small-Cap Value Index
Actual	$1,000.00	$1,175.40	0.21%	$1.15
Hypothetical	1,000.00	1,024.15	0.21%	1.07

PD Emerging Markets
Actual	$1,000.00	$1,083.20	0.69%	$3.62
Hypothetical	1,000.00	1,021.73	0.69%	3.52

PD International Large-Cap
Actual	$1,000.00	$1,173.30	0.27%	$1.48
Hypothetical	1,000.00	1,023.84	0.27%	1.38

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	92

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	92

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	92

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	92

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	92

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Life Funds.	92

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Life Funds.	92

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	92

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	92

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	92

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Life Funds.	92

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	92

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Life Funds.	92

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	92

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Life Funds.	92

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Life Funds.	92

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Life Funds.	92

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2013, the “Fund Complex” consisted of Pacific Select Fund (58 portfolios) and Pacific Life Funds (34 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate portfolios of the Trust (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the High Yield Bond, Cash Management and Floating Rate Income Portfolios (the “PAM Managed Portfolios”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Asset Allocation Portfolios,” and together with the PAM Managed Portfolios, the “Directly Managed Portfolios”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of its assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage the assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 11, 2013.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Portfolios. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and improve the services provided to the Portfolios and their shareholders.

The Trustees noted that PLFA makes officers and employees of PLFA available to the Board for consultation and discussion regarding the investment management services provided to the Portfolios. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Portfolios.

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Directly Managed Portfolios – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Portfolio. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Portfolio and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Portfolio. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Portfolios. With respect to the Asset Allocation Portfolios, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Portfolios that serve as investment options for the Asset Allocation Portfolios and in developing asset allocation models appropriate to each Asset Allocation Portfolio’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Portfolios, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised and Feeder Portfolios.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios, and its attention to matters that may involve conflicts of interest between itself and a Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised and Feeder Portfolios – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Portfolios and Feeder Portfolios, and the fact that PLFA monitors and evaluates the performance of the Portfolio Managers and the Master Funds in comparison to each Portfolio’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Portfolios and Feeder Portfolios for adherence to the investment objectives and policies of each Portfolio. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s role in analyzing and recommending for consideration by the Board, the termination of a Portfolio Management Agreement with a Portfolio Manager and the replacement of a Portfolio Manager and/or the replacement of a Master Fund.

The Trustees considered the high quality of the products and services provided by PLFA to the Portfolios, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Portfolio Managers, Master Funds and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Portfolios. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Portfolio performance and the performance of the Portfolio Managers, including analytical tools relating to risk analysis, Portfolio performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Portfolio’s performance and risk profile and identify Portfolios that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Portfolio Managers, including the use of analytical methods to review Portfolio performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers. With respect to the Feeder Portfolios and the PAM Managed Portfolios, the Board considered that PLFA provides oversight, diligence and reporting with regard to the Master Funds and PLFA’s PAM unit, respectively, that is similar to the process it employs with regard to the Portfolio Managers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, Master Funds and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Portfolio Managers to replace existing Portfolio Managers where appropriate or to manage new Portfolios in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Portfolio Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance, including, but not limited to, the financial strength of a Portfolio Manager, significant staffing changes that could affect a Portfolio, material changes in a Portfolio Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Portfolio securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Portfolios. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on Portfolio trading and that PLFA presents information about Portfolio trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Portfolio Manager’s use of soft dollars and presents information about Portfolio Managers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Portfolios, such as cash movements between the Portfolios arising from reallocations by funds of funds and the transition of a Portfolio from one Portfolio Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Portfolio transition. The Trustees considered that PLFA coordinates the onboarding process for new Portfolio Managers and oversees the establishment of necessary accounts and documentation for the Portfolio Managers to begin managing Portfolio assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Portfolio Managers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Portfolio Managers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Portfolio Managers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Portfolio Manager’s written compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Trustees also considered that each Portfolio Manager continues to cooperate with the CCO in reviewing its compliance operations.

Portfolio Managers. The Trustees considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Portfolio Managers. The Trustees considered the services provided by each Portfolio Manager in rendering investment management services to a Sub-Advised Portfolio. The Trustees considered that each Portfolio Manager is responsible for identifying investments for a Sub-Advised Portfolio and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Portfolio. The Trustees also considered that each Portfolio Manager is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Portfolio. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management, and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology used by the Portfolio Manager.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective, strategies and market conditions. The Trustees compared each Portfolio’s total returns with the total returns of each Portfolio’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Portfolio were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Portfolio’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2013, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to those Portfolios that pursued an index strategy, the Trustees also reviewed the tracking error of the Portfolio against its target index.

The Trustees considered the performance of each Portfolio on a case-by-case basis and noted that some Portfolios had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Portfolio’s investment results, the Board placed greater emphasis on each Portfolio’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Portfolio’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Portfolios that are currently underperforming as of September 30, 2013, the Trustees also considered the broader perspective of the Portfolio’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Portfolio going forward in light of expected future market conditions. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers, and the approach used by PLFA and PAM with respect to the Directly Managed Portfolios, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Portfolio Manager have taken, or agreed to take, to enhance the investment performance of a Portfolio,

F-7

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

and the results of those actions. In reviewing the performance of each Portfolio, the Board took into account, among other things, each Portfolio’s performance track record. A summary of each Portfolio’s track record is provided below.

American Funds Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one- and five-year periods and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three-year period.

American Funds Growth-Income Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fifth quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Portfolio, the Board considered that the prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement was not up for renewal at this time.

Large-Cap Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the second quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement was not up for renewal at this time.

Comstock Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2003.

Dividend Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2010.

Equity Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused 30 Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the ten-year period and underperformed for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the first quintile for the ten-year period. With regard to the approval of the Portfolio Management Agreement, the Board considered that the current individual managing the Portfolio at the Portfolio Manager has managed the Portfolio since 2013, and that PLFA has advised that it will be closely monitoring the Portfolio to determine if future remedial actions are necessary or appropriate.

Large-Cap Value Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five- and ten-year periods.

F-8

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Long/Short Large-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since its inception in 2008 and has been the sole Portfolio Manager since 2011.

Main Street Core Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the second quintile for the five-year period and the third quintile for the ten-year period.

American Funds Asset Allocation Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods.

Mid-Cap Equity Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods and in the fifth quintile for the three- and five-year periods. In evaluating the performance of the Portfolio, the Board considered that prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement is not up for renewal at this time.

Mid-Cap Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Portfolio, the Board considered that the prior Portfolio Manager had been replaced and the current Portfolio Manager has managed the Portfolio since 2013, and, therefore, the Portfolio Management Agreement is not up for renewal at this time.

Mid-Cap Value Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period. In evaluating the performance of the Portfolio, the Trustees considered that a new portfolio management team at the Portfolio Manager had assumed management of the Portfolio in 2012 and that recent performance had improved.

Small-Cap Equity Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the third quintile for the three-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Managers have managed the Portfolio since 2010.

Small-Cap Value Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had competitive long-term performance, but, with respect to the Portfolio’s underperformance over shorter-term periods, considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

Small-Cap Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and performed in line with its median for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fifth quintile for the three-year period

F-9

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

and the third quintile for the five-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Board had approved a change in Portfolio Manager for the Portfolio to be effective May 1, 2014.

Small-Cap Index Portfolio

The Portfolio had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2006.

Currency Strategies Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Global Absolute Return Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record and that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the Selected Performance Peer Group.

Health Sciences Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2005.

Precious Metals Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Real Estate Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Portfolio, the Trustees considered that despite the Portfolio’s comparative ranking against the Selected Performance Peer Group, the difference in absolute returns of the Portfolio from the median of the Selected Performance Peer Group was not large. The Trustees considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

Technology Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. With regard to the approval of the Portfolio Management Agreement, the Board considered that the current Portfolio Manager has managed the Portfolio since 2005. In evaluating the performance of the Portfolio, the Trustees considered that the Board had approved a change in Portfolio Manager for the Portfolio to be effective May 1, 2014.

Emerging Markets Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Emerging Markets Debt Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

F-10

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

International Large-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2004.

International Small-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period.

International Value Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2011.

Cash Management Portfolio

The Trustees considered that during the one- and three-year periods the Portfolio has been subject to fee and expense waivers intended to prevent the Portfolio’s earnings from falling below the level of the Portfolio’s expenses (to prevent a negative yield) and that performance rankings are not meaningful over these periods. The Portfolio: (1) outperformed its Selected Performance Peer Group for the five- and ten-year periods; and (2) is ranked in the third quintile of its Selected Performance Peer Group for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Portfolio, the Trustees considered that they had approved liquidation of the Portfolio, subject to shareholder approval of a plan of substitution.

Diversified Bond Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2009.

Floating Rate Loan Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2010.

High Yield Bond Portfolio

The Portfolio: (1) underperformed for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Portfolio, the Trustees considered that PLFA had advised that the Portfolio’s underperformance had resulted from PAM’s investment style during recent market environments and that PLFA is closely monitoring the Portfolio to determine whether future remedial actions are necessary.

Inflation Managed Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Inflation Protected Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record and that the Portfolio was designed to provide a low tracking error to its benchmark and maintain certain diversification requirements under the tax code which are challenging for this type of portfolio strategy.

F-11

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Managed Bond Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the first quintile for the five- and ten-year periods.

Short Duration Bond Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Portfolio, the Board considered that the current Portfolio Manager has managed the Portfolio since 2011.

PD Aggregate Bond Index Portfolio

The Portfolio had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period. In evaluating the performance of the Portfolio, the Trustees considered that PLFA had advised that the Portfolio’s underperformance was primarily the result of differences in investment style between the Portfolio Manager and peers.

PD High Yield Bond Market Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Portfolio had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Portfolio had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Portfolio: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Moderate Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods.

Portfolio Optimization Aggressive-Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Conservative Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Growth Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Moderate Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Moderate-Conservative Portfolio

The Portfolio: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its custom benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Portfolio, the Trustees considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful track record.

The Trustees reviewed the monitoring of each Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Portfolios that work well in the Asset Allocation Portfolios and that the Asset Allocation Portfolios provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Portfolios and the benefits the Asset Allocation Portfolios provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Portfolio Manager as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA in their review of the portion of the advisory fees retained by PLFA, and also considered the nature and quality of services provided by each Portfolio Manager with respect to the sub-advisory fees paid to such Portfolio Manager. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Portfolio and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. A summary of some of the comparative fee and expense information considered by the Trustees for each Portfolio is provided below.

American Funds Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

American Funds Growth-Income Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused 30 Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are

F-14

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

American Funds Asset Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are

F-15

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Precious Metals Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are

F-16

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Cash Management Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Inflation Protected Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are

F-17

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio

F-18

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Portfolio is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Portfolio are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

During their review, the Trustees noted that all of the Portfolios were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Portfolio Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Portfolios, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and,

F-19

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Portfolios) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Portfolio. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Portfolio assets grow for all Portfolios except the Asset Allocation Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Asset Allocation Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Portfolios as assets grow. With respect to the Portfolio Optimization Portfolios, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Portfolios. The Independent Trustees considered that PLFA seeks to price Portfolios to scale from inception rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Portfolios for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, Pacific Life, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Portfolios, including tax benefits as well as the receipt of sponsorship fees, conference and seminar support from various Portfolio Managers or their affiliates. The Trustees considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Portfolio Manager’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Portfolio Managers from acting in the best interests of the Portfolios and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

F-21

Form Nos.: 15-31114-03 4732-14A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item  4. Principal Accountant Fees and Services.

Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2013 and 2012 were $1,599,000 and $1,350,000, respectively.

Audit-Related Fees. For the fiscal years ended December 31, 2013 and December 31, 2012 there were no audit-related fees.

Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2013 and 2012.

All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2013 and 2012.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements.

Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit

Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

The aggregate fees billed for the years ended December 31, 2013 and 2012 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $185,132 and $170,394, respectively.

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.

Item 6. Investments.

(a)	Schedule I.

(b)	Not applicable.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
COMMON STOCKS - 98.1%

Consumer Discretionary - 12.3%

Amazon.com Inc *	25,971	$10,356,975
AutoNation Inc *	4,515	224,350
AutoZone Inc *	2,384	1,139,409
Bed Bath & Beyond Inc *	15,040	1,207,712
Best Buy Co Inc	19,154	763,862
BorgWarner Inc	15,940	891,205
Cablevision Systems Corp ‘A’	15,020	269,309
CarMax Inc *	15,600	733,512
Carnival Corp (Panama)	30,736	1,234,665
CBS Corp ‘B’	39,089	2,491,533
Chipotle Mexican Grill Inc *	2,167	1,154,534
Coach Inc	19,643	1,102,562
Comcast Corp ‘A’	182,537	9,485,535
Darden Restaurants Inc	9,148	497,377
Delphi Automotive PLC (United Kingdom)	19,612	1,179,270
DIRECTV *	34,227	2,364,743
Discovery Communications Inc ‘A’ *	15,806	1,429,178
Dollar General Corp *	20,636	1,244,763
Dollar Tree Inc *	14,611	824,353
DR Horton Inc *	19,947	445,217
Expedia Inc	7,211	502,318
Family Dollar Stores Inc	6,783	440,691
Ford Motor Co	276,286	4,263,093
Fossil Group Inc *	3,440	412,594
GameStop Corp ‘A’	8,208	404,326
Gannett Co Inc	15,900	470,322
Garmin Ltd (Switzerland)	8,640	399,341
General Motors Co *	79,788	3,260,936
Genuine Parts Co	10,810	899,284
Graham Holdings Co ‘B’ *	307	203,639
H&R Block Inc	19,050	553,212
Harley-Davidson Inc	15,486	1,072,251
Harman International Industries Inc	4,718	386,168
Hasbro Inc	8,106	445,911
International Game Technology	17,426	316,456
Johnson Controls Inc	47,939	2,459,271
Kohl’s Corp	14,097	800,005
L Brands Inc	17,099	1,057,573
Leggett & Platt Inc	9,971	308,503
Lennar Corp ‘A’	11,655	461,072
Lowe’s Cos Inc	73,254	3,629,736
Macy’s Inc	25,808	1,378,147
Marriott International Inc ‘A’	15,733	776,581
Mattel Inc	23,703	1,127,789
McDonald’s Corp	69,697	6,762,700
Michael Kors Holdings Ltd * (United Kingdom)	12,546	1,018,610
Mohawk Industries Inc *	4,275	636,547
Netflix Inc *	4,152	1,528,642
Newell Rubbermaid Inc	20,060	650,145
News Corp ‘A’ *	34,963	630,033
NIKE Inc ‘B’	52,339	4,115,939
Nordstrom Inc	10,020	619,236
O’Reilly Automotive Inc *	7,516	967,384
Omnicom Group Inc	18,058	1,342,973
PetSmart Inc	7,296	530,784
priceline.com Inc *	3,603	4,188,127
PulteGroup Inc	24,140	491,732
PVH Corp	5,727	778,987
Ralph Lauren Corp	4,176	737,356
Ross Stores Inc	15,144	1,134,740
Scripps Networks Interactive Inc ‘A’	7,682	663,802
Staples Inc	46,375	736,899
Starbucks Corp	52,758	4,135,700
Starwood Hotels & Resorts Worldwide Inc	13,413	1,065,663
Target Corp	44,313	2,803,683

	Shares	Value
The Gap Inc	18,551	$724,973
The Goodyear Tire & Rubber Co	17,271	411,913
The Home Depot Inc	98,640	8,122,018
The Interpublic Group of Cos Inc	29,147	515,902
The Walt Disney Co	114,473	8,745,737
Tiffany & Co	7,726	716,818
Time Warner Cable Inc	19,744	2,675,312
Time Warner Inc	63,370	4,418,156
TJX Cos Inc	49,815	3,174,710
TripAdvisor Inc *	7,760	642,761
Twenty-First Century Fox Inc ‘A’	137,452	4,835,561
Urban Outfitters Inc *	7,657	284,075
VF Corp	24,696	1,539,549
Viacom Inc ‘B’	28,426	2,482,727
Whirlpool Corp	5,497	862,259
Wyndham Worldwide Corp	9,125	672,421
Wynn Resorts Ltd	5,651	1,097,481
Yum! Brands Inc	31,192	2,358,427

		144,889,765

Consumer Staples - 9.6%

Altria Group Inc	140,090	5,378,055
Archer-Daniels-Midland Co	46,085	2,000,089
Avon Products Inc	30,448	524,315
Beam Inc	11,445	778,947
Brown-Forman Corp ‘B’	11,340	856,964
Campbell Soup Co	12,532	542,385
Coca-Cola Enterprises Inc	16,910	746,238
Colgate-Palmolive Co	61,565	4,014,654
ConAgra Foods Inc	29,476	993,341
Constellation Brands Inc ‘A’ *	11,644	819,505
Costco Wholesale Corp	30,604	3,642,182
CVS Caremark Corp	83,371	5,966,862
Dr Pepper Snapple Group Inc	14,051	684,565
General Mills Inc	44,425	2,217,252
Hormel Foods Corp	9,451	426,902
Kellogg Co	17,985	1,098,344
Kimberly-Clark Corp	26,731	2,792,320
Kraft Foods Group Inc	41,720	2,249,542
Lorillard Inc	25,800	1,307,544
McCormick & Co Inc	9,267	638,682
Mead Johnson Nutrition Co	14,147	1,184,953
Molson Coors Brewing Co ‘B’	11,077	621,973
Mondelez International Inc ‘A’	122,843	4,336,358
Monster Beverage Corp *	9,521	645,238
PepsiCo Inc	107,422	8,909,581
Philip Morris International Inc	112,225	9,778,164
Reynolds American Inc	21,954	1,097,480
Safeway Inc	17,297	563,363
Sysco Corp	40,733	1,470,461
The Clorox Co	9,038	838,365
The Coca-Cola Co	266,012	10,988,956
The Estee Lauder Cos Inc ‘A’	17,953	1,352,220
The Hershey Co	10,499	1,020,818
The JM Smucker Co	7,381	764,819
The Kroger Co	36,513	1,443,359
The Procter & Gamble Co	190,401	15,500,545
Tyson Foods Inc ‘A’	19,021	636,443
Wal-Mart Stores Inc	113,326	8,917,623
Walgreen Co	61,043	3,506,310
Whole Foods Market Inc	26,064	1,507,281

		112,762,998

Energy - 10.1%

Anadarko Petroleum Corp	35,232	2,794,602
Apache Corp	27,963	2,403,140
Baker Hughes Inc	31,012	1,713,723
Cabot Oil & Gas Corp	29,540	1,144,970
Cameron International Corp *	16,659	991,710
Chesapeake Energy Corp	35,382	960,268

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Chevron Corp	134,711	$16,826,751
ConocoPhillips	85,797	6,061,558
CONSOL Energy Inc	16,068	611,227
Denbury Resources Inc *	25,676	421,857
Devon Energy Corp	26,712	1,652,671
Diamond Offshore Drilling Inc	4,881	277,827
Ensco PLC ‘A’ (United Kingdom)	16,400	937,752
EOG Resources Inc	19,127	3,210,276
EQT Corp	10,574	949,334
Exxon Mobil Corp	305,998	30,966,998
FMC Technologies Inc *	16,539	863,501
Halliburton Co	59,472	3,018,204
Helmerich & Payne Inc	7,539	633,879
Hess Corp	19,922	1,653,526
Kinder Morgan Inc	47,124	1,696,464
Marathon Oil Corp	48,793	1,722,393
Marathon Petroleum Corp	21,084	1,934,035
Murphy Oil Corp	12,336	800,360
Nabors Industries Ltd (Bermuda)	18,230	309,728
National Oilwell Varco Inc	30,017	2,387,252
Newfield Exploration Co *	9,526	234,625
Noble Corp PLC (United Kingdom)	17,790	666,591
Noble Energy Inc	25,143	1,712,490
Occidental Petroleum Corp	56,460	5,369,346
Peabody Energy Corp	18,946	370,015
Phillips 66	41,993	3,238,920
Pioneer Natural Resources Co	9,992	1,839,227
QEP Resources Inc	12,588	385,822
Range Resources Corp	11,472	967,204
Rowan Cos PLC ‘A’ * (United Kingdom)	8,721	308,375
Schlumberger Ltd (Netherlands)	92,247	8,312,377
Southwestern Energy Co *	24,551	965,591
Spectra Energy Corp	46,996	1,673,998
Tesoro Corp	9,302	544,167
The Williams Cos Inc	47,833	1,844,919
Transocean Ltd (Switzerland)	23,787	1,175,554
Valero Energy Corp	37,791	1,904,666
WPX Energy Inc *	14,084	287,032

		118,744,925

Financials - 15.9%

ACE Ltd (Switzerland)	23,819	2,465,981
Aflac Inc	32,655	2,181,354
American Express Co	64,532	5,854,988
American International Group Inc	103,130	5,264,786
American Tower Corp REIT	27,641	2,206,305
Ameriprise Financial Inc	13,626	1,567,671
Aon PLC (United Kingdom)	21,086	1,768,905
Apartment Investment & Management Co ‘A’ REIT	10,245	265,448
Assurant Inc	5,091	337,890
AvalonBay Communities Inc REIT	8,498	1,004,719
Bank of America Corp	747,117	11,632,612
BB&T Corp	49,420	1,844,354
Berkshire Hathaway Inc ‘B’ *	126,085	14,948,638
BlackRock Inc	8,900	2,816,583
Boston Properties Inc REIT	10,700	1,073,959
Capital One Financial Corp	40,384	3,093,818
CBRE Group Inc ‘A’ *	19,468	512,008
Cincinnati Financial Corp	10,342	541,611
Citigroup Inc	212,449	11,070,717
CME Group Inc ‘A’	22,064	1,731,141
Comerica Inc	12,809	608,940
Discover Financial Services	33,549	1,877,067
E*TRADE Financial Corp *	20,156	395,864
Equity Residential REIT	23,432	1,215,418
Fifth Third Bancorp	61,832	1,300,327
Franklin Resources Inc	28,277	1,632,431
General Growth Properties Inc REIT	37,649	755,615
Genworth Financial Inc ‘A’ *	34,666	538,363

	Shares	Value
Hartford Financial Services Group Inc	31,312	$1,134,434
HCP Inc REIT	31,954	1,160,569
Health Care REIT Inc	20,226	1,083,507
Host Hotels & Resorts Inc REIT	52,991	1,030,145
Hudson City Bancorp Inc	33,377	314,745
Huntington Bancshares Inc	58,254	562,151
IntercontinentalExchange Group Inc	8,059	1,812,630
Invesco Ltd (Bermuda)	31,091	1,131,712
JPMorgan Chase & Co	263,316	15,398,720
KeyCorp	62,798	842,749
Kimco Realty Corp REIT	28,762	568,049
Legg Mason Inc	7,432	323,143
Leucadia National Corp	22,005	623,622
Lincoln National Corp	18,373	948,414
Loews Corp	21,376	1,031,178
M&T Bank Corp	9,130	1,062,915
Marsh & McLennan Cos Inc	38,437	1,858,813
McGraw Hill Financial Inc	18,967	1,483,219
MetLife Inc	78,523	4,233,960
Moody’s Corp	13,257	1,040,277
Morgan Stanley	97,041	3,043,206
Northern Trust Corp	15,733	973,715
People’s United Financial Inc	22,204	335,724
Plum Creek Timber Co Inc REIT	12,405	576,957
Principal Financial Group Inc	19,220	947,738
Prologis Inc REIT	34,870	1,288,446
Prudential Financial Inc	32,430	2,990,695
Public Storage REIT	10,111	1,521,908
Regions Financial Corp	96,477	954,158
Simon Property Group Inc REIT	21,736	3,307,350
SLM Corp	30,626	804,851
State Street Corp	30,748	2,256,596
SunTrust Banks Inc	37,490	1,380,007
T Rowe Price Group Inc	18,265	1,530,059
The Allstate Corp	31,858	1,737,535
The Bank of New York Mellon Corp	80,445	2,810,748
The Charles Schwab Corp	81,195	2,111,070
The Chubb Corp	17,633	1,703,877
The Goldman Sachs Group Inc	29,527	5,233,956
The Macerich Co REIT	9,868	581,127
The NASDAQ OMX Group Inc	8,107	322,659
The PNC Financial Services Group Inc	37,252	2,890,010
The Progressive Corp	38,643	1,053,795
The Travelers Cos Inc	25,500	2,308,770
Torchmark Corp	6,332	494,846
Unum Group	18,289	641,578
US Bancorp	127,923	5,168,089
Ventas Inc REIT	20,588	1,179,281
Vornado Realty Trust REIT	12,210	1,084,126
Wells Fargo & Co	335,766	15,243,776
Weyerhaeuser Co REIT	40,815	1,288,530
XL Group PLC (Ireland)	19,805	630,591
Zions Bancorp	12,956	388,162

		186,936,401

Health Care - 12.7%

Abbott Laboratories	108,301	4,151,177
AbbVie Inc	111,440	5,885,146
Actavis PLC * (Ireland)	12,203	2,050,104
Aetna Inc	25,740	1,765,507
Agilent Technologies Inc	23,137	1,323,205
Alexion Pharmaceuticals Inc *	13,731	1,827,047
Allergan Inc	20,789	2,309,242
AmerisourceBergen Corp	16,111	1,132,764
Amgen Inc	52,823	6,030,274
Baxter International Inc	38,012	2,643,735
Becton Dickinson & Co	13,588	1,501,338
Biogen Idec Inc *	16,546	4,628,744
Boston Scientific Corp *	93,514	1,124,038
Bristol-Myers Squibb Co	115,332	6,129,896

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Cardinal Health Inc	23,924	$1,598,362
CareFusion Corp *	14,800	589,336
Celgene Corp *	28,877	4,879,058
Cerner Corp *	20,718	1,154,821
Cigna Corp	19,360	1,693,613
Covidien PLC (Ireland)	32,219	2,194,114
CR Bard Inc	5,455	730,643
DaVita HealthCare Partners Inc *	12,390	785,154
DENTSPLY International Inc	9,990	484,315
Edwards Lifesciences Corp *	7,661	503,787
Eli Lilly & Co	69,445	3,541,695
Express Scripts Holding Co *	56,441	3,964,416
Forest Laboratories Inc *	16,586	995,658
Gilead Sciences Inc *	107,397	8,070,885
Hospira Inc *	11,631	480,128
Humana Inc	10,920	1,127,162
Intuitive Surgical Inc *	2,666	1,023,957
Johnson & Johnson	197,631	18,101,023
Laboratory Corp of America Holdings *	6,120	559,184
Life Technologies Corp *	12,123	918,923
McKesson Corp	16,092	2,597,249
Medtronic Inc	69,928	4,013,168
Merck & Co Inc	204,668	10,243,633
Mylan Inc *	26,808	1,163,467
Patterson Cos Inc	5,840	240,608
PerkinElmer Inc	7,865	324,274
Perrigo Co PLC (Ireland)	9,976	1,530,917
Pfizer Inc	453,972	13,905,162
Quest Diagnostics Inc	10,184	545,251
Regeneron Pharmaceuticals Inc *	5,503	1,514,646
St Jude Medical Inc	20,446	1,266,630
Stryker Corp	20,639	1,550,815
Tenet Healthcare Corp *	6,947	292,608
Thermo Fisher Scientific Inc	25,313	2,818,603
UnitedHealth Group Inc	70,518	5,310,005
Varian Medical Systems Inc *	7,403	575,139
Vertex Pharmaceuticals Inc *	16,346	1,214,508
Waters Corp *	5,983	598,300
WellPoint Inc	20,691	1,911,642
Zimmer Holdings Inc	11,980	1,116,416
Zoetis Inc	34,947	1,142,417

		149,773,909

Industrials - 10.7%

3M Co	44,801	6,283,340
Allegion PLC * (Ireland)	6,219	274,818
AMETEK Inc	17,148	903,185
Caterpillar Inc	44,573	4,047,674
CH Robinson Worldwide Inc	10,619	619,512
Cintas Corp	7,051	420,169
CSX Corp	70,999	2,042,641
Cummins Inc	12,188	1,718,142
Danaher Corp	42,000	3,242,400
Deere & Co	26,815	2,449,014
Delta Air Lines Inc	59,922	1,646,057
Dover Corp	11,928	1,151,529
Eaton Corp PLC (Ireland)	33,205	2,527,565
Emerson Electric Co	49,308	3,460,435
Equifax Inc	8,516	588,370
Expeditors International of Washington Inc	14,374	636,050
Fastenal Co	19,069	905,968
FedEx Corp	20,864	2,999,617
Flowserve Corp	9,767	769,933
Fluor Corp	11,447	919,080
General Dynamics Corp	23,440	2,239,692
General Electric Co	708,682	19,864,356
Honeywell International Inc	54,962	5,021,878
Illinois Tool Works Inc	28,600	2,404,688
Ingersoll-Rand PLC (Ireland)	18,764	1,155,862
Iron Mountain Inc	11,942	362,440
Jacobs Engineering Group Inc *	9,231	581,461

	Shares	Value
Joy Global Inc	7,462	$436,452
Kansas City Southern	7,739	958,320
L-3 Communications Holdings Inc	6,206	663,173
Lockheed Martin Corp	18,846	2,801,646
Masco Corp	25,062	570,662
Nielsen Holdings NV (Netherlands)	17,741	814,134
Norfolk Southern Corp	21,636	2,008,470
Northrop Grumman Corp	15,548	1,781,956
PACCAR Inc	24,766	1,465,404
Pall Corp	7,759	662,231
Parker Hannifin Corp	10,432	1,341,972
Pentair Ltd (Switzerland)	13,983	1,086,060
Pitney Bowes Inc	14,170	330,161
Precision Castparts Corp	10,175	2,740,128
Quanta Services Inc *	15,179	479,049
Raytheon Co	22,376	2,029,503
Republic Services Inc	18,913	627,912
Robert Half International Inc	9,749	409,361
Rockwell Automation Inc	9,690	1,144,970
Rockwell Collins Inc	9,479	700,688
Roper Industries Inc	6,964	965,768
Ryder System Inc	3,674	271,068
Snap-on Inc	4,084	447,280
Southwest Airlines Co	48,795	919,298
Stanley Black & Decker Inc	10,871	877,181
Stericycle Inc *	5,987	695,510
Textron Inc	19,695	723,988
The ADT Corp	14,042	568,280
The Boeing Co	48,425	6,609,528
The Dun & Bradstreet Corp	2,672	327,988
Tyco International Ltd (Switzerland)	32,601	1,337,945
Union Pacific Corp	32,260	5,419,680
United Parcel Service Inc ‘B’	50,070	5,261,356
United Technologies Corp	59,130	6,728,994
Waste Management Inc	30,610	1,373,471
WW Grainger Inc	4,323	1,104,181
Xylem Inc	12,863	445,060

		126,364,704

Information Technology - 18.3%

Accenture PLC ‘A’ (Ireland)	44,529	3,661,174
Adobe Systems Inc *	32,562	1,949,813
Akamai Technologies Inc *	12,509	590,175
Alliance Data Systems Corp *	3,413	897,380
Altera Corp	22,431	729,680
Amphenol Corp ‘A’	11,085	988,560
Analog Devices Inc	21,815	1,111,038
Apple Inc	63,024	35,363,397
Applied Materials Inc	84,454	1,493,991
Autodesk Inc *	15,809	795,667
Automatic Data Processing Inc	33,720	2,724,913
Broadcom Corp ‘A’	37,792	1,120,533
CA Inc	22,755	765,706
Cisco Systems Inc	374,505	8,407,637
Citrix Systems Inc *	13,054	825,665
Cognizant Technology Solutions Corp ‘A’ *	21,214	2,142,190
Computer Sciences Corp	10,275	574,167
Corning Inc	101,363	1,806,289
eBay Inc *	81,611	4,479,628
Electronic Arts Inc *	21,748	498,899
EMC Corp	144,139	3,625,096
F5 Networks Inc *	5,434	493,733
Facebook Inc ‘A’ *	115,214	6,297,597
Fidelity National Information Services Inc	20,390	1,094,535
First Solar Inc *	4,959	270,960
Fiserv Inc *	18,068	1,066,915
FLIR Systems Inc	9,975	300,248
Google Inc ‘A’ *	19,658	22,030,917
Harris Corp	7,508	524,133
Hewlett-Packard Co	134,612	3,766,444
Intel Corp	348,196	9,039,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
International Business Machines Corp	71,496	$13,410,505
Intuit Inc	19,951	1,522,660
Jabil Circuit Inc	12,948	225,813
Juniper Networks Inc *	35,347	797,782
KLA-Tencor Corp	11,717	755,278
Lam Research Corp *	11,359	618,498
Linear Technology Corp	16,373	745,790
LSI Corp	37,954	418,253
MasterCard Inc ‘A’	7,252	6,058,756
Microchip Technology Inc	13,853	619,922
Micron Technology Inc *	73,692	1,603,538
Microsoft Corp	532,093	19,916,241
Motorola Solutions Inc	16,126	1,088,505
NetApp Inc	23,879	982,382
NVIDIA Corp	40,625	650,813
Oracle Corp	245,806	9,404,538
Paychex Inc	22,725	1,034,669
QUALCOMM Inc	118,337	8,786,522
Red Hat Inc *	13,292	744,884
Salesforce.com Inc *	38,865	2,144,959
SanDisk Corp	15,786	1,113,544
Seagate Technology PLC (Ireland)	22,852	1,283,368
Symantec Corp	48,748	1,149,478
TE Connectivity Ltd (Switzerland)	28,742	1,583,972
Teradata Corp *	11,452	520,951
Texas Instruments Inc	76,667	3,366,448
The Western Union Co	38,753	668,489
Total System Services Inc	11,704	389,509
VeriSign Inc *	9,021	539,275
Visa Inc ‘A’	35,670	7,942,996
Western Digital Corp	14,744	1,237,022
Xerox Corp	80,911	984,687
Xilinx Inc	18,810	863,755
Yahoo! Inc *	66,080	2,672,275

		215,282,325

Materials - 3.4%

Air Products & Chemicals Inc	14,802	1,654,568
Airgas Inc	4,645	519,543
Alcoa Inc	75,096	798,270
Allegheny Technologies Inc	7,580	270,075
Avery Dennison Corp	6,765	339,535
Ball Corp	10,088	521,146
Bemis Co Inc	7,226	295,977
CF Industries Holdings Inc	4,022	937,287
Cliffs Natural Resources Inc	10,751	281,784
Eastman Chemical Co	10,762	868,493
Ecolab Inc	18,993	1,980,400
EI du Pont de Nemours & Co	64,837	4,212,460
FMC Corp	9,333	704,268
Freeport-McMoRan Copper & Gold Inc	72,715	2,744,264
International Flavors & Fragrances Inc	5,679	488,280
International Paper Co	31,071	1,523,411
LyondellBasell Industries NV ‘A’ (Netherlands)	30,598	2,456,407
MeadWestvaco Corp	12,466	460,369
Monsanto Co	36,832	4,292,770
Newmont Mining Corp	34,942	804,714
Nucor Corp	22,243	1,187,331
Owens-Illinois Inc *	11,540	412,901
PPG Industries Inc	9,948	1,886,738
Praxair Inc	20,618	2,680,959
Sealed Air Corp	13,754	468,324
Sigma-Aldrich Corp	8,381	787,898
The Dow Chemical Co	84,972	3,772,757
The Mosaic Co	23,918	1,130,604
The Sherwin-Williams Co	6,032	1,106,872
United States Steel Corp	10,157	299,632
Vulcan Materials Co	9,125	542,208

		40,430,245

	Shares	Value
Telecommunication Services - 2.2%

AT&T Inc	369,001	$12,974,075
CenturyLink Inc	41,398	1,318,526
Crown Castle International Corp *	23,405	1,718,629
Frontier Communications Corp	70,193	326,398
Verizon Communications Inc	200,453	9,850,260
Windstream Holdings Inc	41,623	332,152

		26,520,040

Utilities - 2.9%

AES Corp	46,017	667,707
AGL Resources Inc	8,327	393,284
Ameren Corp	17,036	616,022
American Electric Power Co Inc	34,178	1,597,480
CenterPoint Energy Inc	30,095	697,602
CMS Energy Corp	18,667	499,716
Consolidated Edison Inc	20,471	1,131,637
Dominion Resources Inc	40,654	2,629,907
DTE Energy Co	12,389	822,506
Duke Energy Corp	49,450	3,412,544
Edison International	22,766	1,054,066
Entergy Corp	12,518	792,014
Exelon Corp	59,961	1,642,332
FirstEnergy Corp	29,364	968,425
Integrys Energy Group Inc	5,588	304,043
NextEra Energy Inc	30,171	2,583,241
NiSource Inc	21,947	721,617
Northeast Utilities	22,100	936,819
NRG Energy Inc	22,674	651,197
ONEOK Inc	14,478	900,242
Pepco Holdings Inc	17,491	334,603
PG&E Corp	31,479	1,267,974
Pinnacle West Capital Corp	7,723	408,701
PPL Corp	44,142	1,328,233
Public Service Enterprise Group Inc	35,361	1,132,966
SCANA Corp	9,829	461,275
Sempra Energy	15,891	1,426,376
TECO Energy Inc	14,342	247,256
The Southern Co	61,771	2,539,406
Wisconsin Energy Corp	15,862	655,735
Xcel Energy Inc	34,936	976,112

		33,801,038

Total Common Stocks (Cost $645,727,318)		1,155,506,350

	Principal Amount
SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $23,015,789; collateralized by Fannie Mae: 0.000% due 06/01/17 and value $15,092,000; and U.S.Treasury Notes: 0.625% due 05/31/17 and value $8,384,266)	$23,015,789	23,015,789

Total Short-Term Investment (Cost $23,015,789)		23,015,789

TOTAL INVESTMENTS - 100.1% (Cost $668,743,107)		1,178,522,139

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(723,009)

NET ASSETS - 100.0%		$1,177,799,130

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.3%
Financials	15.9%
Health Care	12.7%
Consumer Discretionary	12.3%
Industrials	10.7%
Energy	10.1%
Consumer Staples	9.6%
Materials	3.4%
Others (each less than 3.0%)	7.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/14)	282	$871,374

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,155,506,350	$1,155,506,350	$-	$-
	Short-Term Investment	23,015,789	-	23,015,789	-
	Derivatives:
	Equity Contracts
	Futures	871,374	871,374	-	-

	Total	$1,179,393,513	$1,156,377,724	$23,015,789	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

EXCO Resources Inc Exp 01/09/14 *	40,056	$6,409

Total Rights (Cost $0)		6,409

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp 04/15/16 *	7,573	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 97.8%

Consumer Discretionary - 16.6%

1-800-Flowers.com Inc ‘A’ *	3,406	18,426
AH Belo Corp ‘A’	11,293	84,359
America’s Car-Mart Inc *	1,136	47,973
American Apparel Inc *	35,504	43,670
American Axle & Manufacturing Holdings Inc *	12,365	252,864
Asbury Automotive Group Inc *	2,195	117,959
Ascent Capital Group Inc ‘A’ *	7,355	629,294
Autoliv Inc	89,000	8,170,200
Barnes & Noble Inc *	22,582	337,601
Bassett Furniture Industries Inc	6,446	98,495
Beasley Broadcasting Group Inc ‘A’	2,422	21,144
Beazer Homes USA Inc *	6,654	162,491
bebe stores Inc	20,984	111,635
Biglari Holdings Inc *	873	442,297
Black Diamond Inc *	13,598	181,261
Bob Evans Farms Inc	14,846	751,059
Body Central Corp *	9,753	38,427
Bravo Brio Restaurant Group Inc *	837	13,618
Bridgepoint Education Inc *	10,665	188,877
Brown Shoe Co Inc	281,744	7,928,276
Brunswick Corp	152,991	7,046,765
Burlington Stores Inc *	4,086	130,752
Caesars Entertainment Corp *	2,618	56,392
Callaway Golf Co	42,659	359,615
Career Education Corp *	32,989	188,037
Carmike Cinemas Inc *	9,944	276,841
Carrols Restaurant Group Inc *	14,373	95,006
Cavco Industries Inc *	419	28,785
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	45,936	176,394
Citi Trends Inc *	8,711	148,087
ClubCorp Holdings Inc	6,494	115,204
Columbia Sportswear Co	7,705	606,769
Cooper Tire & Rubber Co	33,384	802,551
Core-Mark Holding Co Inc	5,875	446,089
Corinthian Colleges Inc *	46,869	83,427
Costa Inc *	421	9,148
Crocs Inc *	7,167	114,099
Crown Media Holdings Inc ‘A’ *	16,219	57,253
CSS Industries Inc	5,051	144,863
Culp Inc	624	12,761
Cumulus Media Inc ‘A’ *	11,662	90,147
Daily Journal Corp *	554	102,484

	Shares	Value
Dana Holding Corp	80,477	$1,578,959
Del Frisco’s Restaurant Group Inc *	3,666	86,408
Denny’s Corp *	12,684	91,198
Destination Maternity Corp	823	24,591
Destination XL Group Inc *	25,244	165,853
Dex Media Inc *	10,407	70,559
Diamond Resorts International Inc *	5,621	103,764
Digital Generation Inc *	14,639	186,647
DineEquity Inc	4,746	396,528
Drew Industries Inc	73,000	3,737,600
Einstein Noah Restaurant Group Inc	439	6,365
Entercom Communications Corp ‘A’ *	14,335	150,661
Ethan Allen Interiors Inc	2,174	66,133
EW Scripps Co ‘A’ *	18,730	406,816
Federal-Mogul Corp *	11,790	232,027
Fifth & Pacific Cos Inc *	71,746	2,300,894
Flexsteel Industries Inc	2,852	87,642
Fox Factory Holding Corp *	2,898	51,063
Fred’s Inc ‘A’	21,865	404,940
FTD Cos Inc *	11,346	369,653
Fuel Systems Solutions Inc *	8,405	116,577
G-III Apparel Group Ltd *	2,420	178,572
GameStop Corp ‘A’	138,100	6,802,806
Genesco Inc *	43,000	3,141,580
Gentex Corp	238,000	7,851,620
Global Sources Ltd * (Bermuda)	10,383	84,414
Gordmans Stores Inc	4,081	31,301
Gray Television Inc *	28,122	418,455
Group 1 Automotive Inc	153,779	10,921,385
Harman International Industries Inc	83,000	6,793,550
Harte-Hanks Inc	26,020	203,476
Haverty Furniture Cos Inc	9,038	282,889
Helen of Troy Ltd * (Bermuda)	19,010	941,185
hhgregg Inc *	7,613	106,354
Hillenbrand Inc	194,800	5,731,016
Hooker Furniture Corp	6,412	106,952
Houghton Mifflin Harcourt Co *	3,938	66,788
Hovnanian Enterprises Inc ‘A’ *	20,124	133,221
Iconix Brand Group Inc *	16,427	652,152
International Speedway Corp ‘A’	16,567	587,963
Isle of Capri Casinos Inc *	12,599	113,391
Jack in the Box Inc *	5,433	271,759
JAKKS Pacific Inc	11,545	77,698
Johnson Outdoors Inc ‘A’	2,918	78,640
Jos A Bank Clothiers Inc *	74,239	4,063,100
Journal Communications Inc ‘A’ *	26,422	245,989
JTH Holding Inc ‘A’ *	289	7,023
Kirkland’s Inc *	2,481	58,725
La-Z-Boy Inc	343,172	10,638,332
LeapFrog Enterprises Inc *	38,188	303,213
Life Time Fitness Inc *	12,161	571,567
Lifetime Brands Inc	6,007	94,490
Lincoln Educational Services Corp	9,787	48,739
Live Nation Entertainment Inc *	84,158	1,662,962
Luby’s Inc *	12,124	93,597
M/I Homes Inc *	10,454	266,054
Mac-Gray Corp	6,414	136,169
MarineMax Inc *	14,008	225,249
Marriott Vacations Worldwide Corp *	17,348	915,280
Martha Stewart Living Omnimedia Inc ‘A’ *	14,880	62,496
Matthews International Corp ‘A’	9,204	392,182
MDC Holdings Inc *	80,312	2,589,259
MDC Partners Inc ‘A’ (Canada)	15,080	384,691
Media General Inc *	11,800	266,680
Meredith Corp	21,332	1,104,998
Meritage Homes Corp *	3,825	183,562
Modine Manufacturing Co *	28,252	362,191
Monarch Casino & Resort Inc *	2,353	47,248
Morgans Hotel Group Co *	9,723	79,048
Movado Group Inc	9,976	439,044
NACCO Industries Inc ‘A’	2,818	175,251
National CineMedia Inc	24,510	489,220

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
New York & Co Inc *	7,067	$30,883
Noodles & Co *	792	28,449
Office Depot Inc *	250,419	1,324,716
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	57,220	864,594
Pacific Sunwear of California Inc *	3,635	12,141
Penske Automotive Group Inc	19,575	923,157
Perry Ellis International Inc *	7,277	114,904
Pinnacle Entertainment Inc *	2,624	68,198
Quiksilver Inc *	21,409	187,757
RadioShack Corp *	59,821	155,535
Reading International Inc ‘A’ *	10,404	77,926
Red Robin Gourmet Burgers Inc *	1,091	80,232
Regis Corp	197,711	2,868,787
Remy International Inc	8,346	194,629
Rent-A-Center Inc	31,819	1,060,845
Rentrak Corp *	376	14,247
RetailMeNot Inc *	1,470	42,321
RG Barry Corp	5,546	107,038
Ruby Tuesday Inc *	36,529	253,146
Saga Communications Inc ‘A’	2,095	105,378
Salem Communications Corp ‘A’	6,056	52,687
Scholastic Corp	15,674	533,073
Scientific Games Corp ‘A’ *	7,251	122,759
Sears Hometown & Outlet Stores Inc *	1,792	45,696
Select Comfort Corp *	2,069	43,635
SFX Entertainment Inc *	6,274	75,288
Shiloh Industries Inc *	3,630	70,785
Shoe Carnival Inc	8,952	259,697
Skechers U.S.A. Inc ‘A’ *	23,126	766,164
Skullcandy Inc *	10,733	77,385
Sonic Automotive Inc ‘A’	17,306	423,651
Sonic Corp *	7,072	142,784
Spartan Motors Inc	20,422	136,827
Speedway Motorsports Inc	6,868	136,330
Stage Stores Inc	19,513	433,579
Standard Motor Products Inc	3,351	123,317
Standard Pacific Corp *	88,852	804,111
Stein Mart Inc	7,796	104,856
Steiner Leisure Ltd * (Bahamas)	5,992	294,746
Stoneridge Inc *	2,689	34,285
Superior Industries International Inc	13,848	285,684
Systemax Inc *	6,393	71,921
The Bon-Ton Stores Inc	505	8,221
The Cato Corp ‘A’	138,178	4,394,060
The Children’s Place Retail Stores Inc *	9,080	517,288
The Container Store Group Inc *	3,831	178,563
The Finish Line Inc ‘A’	19,346	544,977
The Jones Group Inc	47,854	715,896
The Marcus Corp	11,099	149,171
The McClatchy Co ‘A’ *	7,363	25,034
The Men’s Wearhouse Inc	228,370	11,665,140
The New York Times Co ‘A’	77,085	1,223,339
The Pep Boys-Manny Moe & Jack *	443,462	5,383,629
Thor Industries Inc	250,000	13,807,500
Tilly’s Inc ‘A’ *	408	4,672
Town Sports International Holdings Inc	14,467	213,533
Trans World Entertainment Corp *	6,056	26,767
TRI Pointe Homes Inc *	8,460	168,608
Tuesday Morning Corp *	25,668	409,661
UCP Inc ‘A’ *	3,078	45,062
Unifi Inc *	8,938	243,471
Universal Electronics Inc *	8,078	307,853
Universal Technical Institute Inc	12,748	177,325
Valassis Communications Inc	23,198	794,531
ValueVision Media Inc ‘A’ *	3,028	21,166
Vince Holding Corp *	3,608	110,657
VOXX International Corp *	11,091	185,220
WCI Communities Inc *	1,797	34,305
West Marine Inc *	10,125	144,079
Weyco Group Inc	3,711	109,215
Winnebago Industries Inc *	126,100	3,461,445

	Shares	Value
World Wrestling Entertainment Inc ‘A’	15,539	$257,637
Zagg Inc *	18,258	79,422
Zale Corp *	19,453	306,774

		172,118,163

Consumer Staples - 1.3%

Alico Inc	238	9,251
Alliance One International Inc *	51,652	157,539
Boulder Brands Inc *	2,007	31,831
Cal-Maine Foods Inc	1,302	78,420
Central Garden & Pet Co ‘A’ *	21,987	148,412
Chiquita Brands International Inc *	27,862	325,985
Craft Brew Alliance Inc *	3,900	64,038
Darling International Inc *	69,206	1,445,021
Diamond Foods Inc *	13,412	346,566
Elizabeth Arden Inc *	2,317	82,138
Fairway Group Holdings Corp *	5,638	102,161
Fresh Del Monte Produce Inc (Cayman)	22,491	636,495
Griffin Land & Nurseries Inc	1,584	52,874
Harbinger Group Inc *	19,653	232,888
Harris Teeter Supermarkets Inc	26,240	1,294,944
Ingles Markets Inc ‘A’	6,971	188,914
Inter Parfums Inc	2,929	104,888
John B Sanfilippo & Son Inc	4,756	117,378
Nature’s Sunshine Products Inc	6,514	112,823
Nutraceutical International Corp *	5,208	139,470
Oil-Dri Corp of America	2,116	80,070
Omega Protein Corp *	11,014	135,362
Orchids Paper Products Co	481	15,796
Post Holdings Inc *	19,543	962,884
Revlon Inc ‘A’ *	4,592	114,616
Rite Aid Corp *	171,704	868,822
Roundy’s Inc	15,266	150,523
Seaboard Corp *	158	441,605
Seneca Foods Corp ‘A’ *	4,784	152,562
Snyders-Lance Inc	24,179	694,421
Spartan Stores Inc	21,884	531,344
SUPERVALU Inc *	31,690	231,020
Synutra International Inc *	930	8,258
The Andersons Inc	11,153	994,513
The Pantry Inc *	13,099	219,801
Tootsie Roll Industries Inc	791	25,739
TreeHouse Foods Inc *	7,547	520,139
Universal Corp	13,880	757,848
Vector Group Ltd	10,163	166,368
Village Super Market Inc ‘A’	1,330	41,243
Weis Markets Inc	6,595	346,633

		13,131,603

Energy - 9.0%

Adams Resources & Energy Inc	1,143	78,295
Alon USA Energy Inc	13,894	229,807
Alpha Natural Resources Inc *	132,037	942,744
Apco Oil and Gas International Inc * (Cayman)	4,423	68,954
Approach Resources Inc *	9,184	177,159
Arch Coal Inc	127,069	565,457
Athlon Energy Inc *	6,656	201,344
Atwood Oceanics Inc *	115,000	6,139,850
Basic Energy Services Inc *	17,924	282,841
Bill Barrett Corp *	20,667	553,462
Bolt Technology Corp	5,196	114,364
BPZ Resources Inc *	70,885	129,011
Bristow Group Inc	152,566	11,451,604
C&J Energy Services Inc *	26,918	621,806
Cal Dive International Inc *	58,687	117,961
Callon Petroleum Co *	23,957	156,439
CARBO Ceramics Inc	6,702	780,984
Carrizo Oil & Gas Inc *	3,561	159,426
Clayton Williams Energy Inc *	3,513	287,890
Cloud Peak Energy Inc *	36,275	652,950
Comstock Resources Inc	28,872	528,069

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Contango Oil & Gas Co *	7,366	$348,117
Crosstex Energy Inc	2,510	90,762
Dawson Geophysical Co *	4,787	161,896
Delek US Holdings Inc	7,631	262,583
Emerald Oil Inc *	34,054	260,854
Endeavour International Corp *	28,467	149,452
Energen Corp	70,000	4,952,500
Energy XXI Bermuda Ltd (Bermuda)	47,395	1,282,509
EPL Oil & Gas Inc *	12,086	344,451
Equal Energy Ltd (Canada)	21,146	112,920
Era Group Inc *	12,090	373,097
EXCO Resources Inc	40,056	212,697
Exterran Holdings Inc *	34,405	1,176,651
Forest Oil Corp *	62,762	226,571
Forum Energy Technologies Inc *	11,735	331,631
Frontline Ltd * (Bermuda)	31,274	116,965
GasLog Ltd (Bermuda)	15,406	263,288
Global Geophysical Services Inc *	12,864	20,711
Green Plains Renewable Energy Inc	14,993	290,714
Gulf Island Fabrication Inc	8,622	200,203
Gulfmark Offshore Inc ‘A’	15,927	750,639
Halcon Resources Corp *	138,674	535,282
Hallador Energy Co	5,009	40,372
Helix Energy Solutions Group Inc *	323,323	7,494,627
Hercules Offshore Inc *	95,488	623,537
Hornbeck Offshore Services Inc *	20,242	996,514
ION Geophysical Corp *	62,628	206,672
Jones Energy Inc ‘A’ *	3,933	56,950
Key Energy Services Inc *	90,954	718,537
Knightsbridge Tankers Ltd (Bermuda)	18,411	169,197
L&L Energy Inc *	18,929	31,801
Magnum Hunter Resources Corp *	70,683	516,693
Matador Resources Co *	34,802	648,709
Matrix Service Co *	13,081	320,092
Midstates Petroleum Co Inc *	19,835	131,308
Miller Energy Resources Inc *	18,258	128,536
Mitcham Industries Inc *	7,664	135,729
Natural Gas Services Group Inc *	7,400	204,018
Newpark Resources Inc *	9,826	120,761
Nordic American Tankers Ltd (Bermuda)	40,501	392,860
Northern Oil & Gas Inc *	38,114	574,378
Nuverra Environmental Solutions Inc *	8,137	136,625
Oil States International Inc *	76,200	7,751,064
Panhandle Oil & Gas Inc ‘A’	192	6,415
Parker Drilling Co *	71,237	579,157
PDC Energy Inc *	21,284	1,132,734
Penn Virginia Corp *	33,042	311,586
PetroQuest Energy Inc *	2,157	9,318
PHI Inc *	7,104	308,314
Pioneer Energy Services Corp *	37,068	296,915
Quicksilver Resources Inc *	62,776	192,722
Renewable Energy Group Inc *	10,026	114,898
Resolute Energy Corp *	40,490	365,625
REX American Resources Corp *	2,959	132,297
Rowan Cos PLC ‘A’ * (United Kingdom)	190,000	6,718,400
Sanchez Energy Corp *	21,310	522,308
Scorpio Tankers Inc	110,675	1,304,858
SEACOR Holdings Inc *	10,974	1,000,829
SemGroup Corp ‘A’	1,767	115,261
Ship Finance International Ltd	33,705	552,088
Stone Energy Corp *	29,862	1,032,926
Swift Energy Co *	25,814	348,489
Teekay Tankers Ltd ‘A’	38,046	149,521
Tesco Corp * (Canada)	17,995	355,941
TETRA Technologies Inc *	46,791	578,337
TGC Industries Inc *	850	6,205
Tidewater Inc	135,000	8,001,450
Triangle Petroleum Corp *	33,268	276,790
Unit Corp *	167,500	8,646,350
Ur-Energy Inc * (Canada)	58,729	81,046
Vaalco Energy Inc *	17,229	118,708

	Shares	Value
Vantage Drilling Co * (Cayman)	121,007	$222,653
W&T Offshore Inc	20,769	332,304
Warren Resources Inc *	43,520	136,653
Western Refining Inc	14,135	599,465
Westmoreland Coal Co *	7,185	138,599
Willbros Group Inc *	23,873	224,884
ZaZa Energy Corp *	13,178	12,593

		93,030,529

Financials - 25.2%

1st Source Corp	9,035	288,578
1st United Bancorp Inc	18,130	137,969
Acadia Realty Trust REIT	26,883	667,505
Access National Corp	4,445	66,453
AG Mortgage Investment Trust Inc REIT	16,517	258,326
Agree Realty Corp REIT	8,123	235,729
Alexander & Baldwin Inc	25,711	1,072,920
Altisource Residential Corp	25,318	762,325
Ambac Financial Group Inc *	21,594	530,349
American Assets Trust Inc REIT	20,091	631,460
American Capital Mortgage Investment Corp REIT	31,426	548,698
American Equity Investment Life Holding Co	35,373	933,140
American National Bankshares Inc	4,772	125,265
American Realty Capital Properties Inc REIT	77,189	992,651
American Residential Properties Inc REIT *	8,250	141,570
Ameris Bancorp *	14,379	303,541
AMERISAFE Inc	11,048	466,668
Ames National Corp	5,664	126,817
AmREIT Inc	11,899	199,903
AmTrust Financial Services Inc	3,613	118,109
Anworth Mortgage Asset Corp REIT	85,374	359,425
Apollo Commercial Real Estate Finance Inc REIT	22,041	358,166
Apollo Investment Corp	134,653	1,141,857
Apollo Residential Mortgage Inc REIT	19,187	283,584
Ares Commercial Real Estate Corp REIT	13,135	172,069
Argo Group International Holdings Ltd (Bermuda)	10,764	500,418
Arlington Asset Investment Corp ‘A’	9,576	252,711
Armada Hoffler Properties Inc REIT	11,633	107,954
ARMOUR Residential REIT Inc	223,008	894,262
Arrow Financial Corp	6,515	173,038
Arthur J Gallagher & Co	77,100	3,618,303
Ashford Hospitality Prime Inc REIT	7,363	134,007
Ashford Hospitality Trust Inc REIT	36,697	303,851
Aspen Insurance Holdings Ltd (Bermuda)	138,980	5,741,264
Associated Estates Realty Corp REIT	34,595	555,250
Assurant Inc	18,800	1,247,756
Astoria Financial Corp	52,738	729,367
AV Homes Inc *	5,687	103,333
Aviv REIT Inc	6,244	147,983
Baldwin & Lyons Inc ‘B’	5,571	152,200
Banc of California Inc	9,939	133,282
Bancfirst Corp	4,258	238,703
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Multi-National)	17,532	491,247
Bancorp Inc *	19,761	353,920
BancorpSouth Inc	56,931	1,447,186
Bank Mutual Corp	28,091	196,918
Bank of Kentucky Financial Corp	3,712	136,973
Bank of Marin Bancorp	3,386	146,919
Bank of the Ozarks Inc	5,388	304,907
BankFinancial Corp	12,747	116,763
Banner Corp	11,696	524,215
Bar Harbor Bankshares	2,403	96,096
BBCN Bancorp Inc	47,294	784,607
BBX Capital Corp ‘A’ *	4,477	69,841
Beneficial Mutual Bancorp Inc *	19,110	208,681
Berkshire Hills Bancorp Inc	15,023	409,677

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
BlackRock Kelso Capital Corp	44,545	$415,605
Blue Capital Reinsurance Holdings Ltd * (Bermuda)	3,141	57,700
BNC Bancorp	11,079	189,894
Boston Private Financial Holdings Inc	47,879	604,233
Bridge Bancorp Inc	6,440	167,440
Bridge Capital Holdings *	5,873	120,631
Brookline Bancorp Inc	41,867	400,667
Bryn Mawr Bank Corp	8,179	246,842
C&F Financial Corp	1,970	89,970
Calamos Asset Management Inc ‘A’	11,956	141,559
California First National Bancorp	1,354	20,445
Camden National Corp	4,602	194,296
Campus Crest Communities Inc REIT	39,093	367,865
Capital Bank Financial Corp ‘A’ *	13,940	317,135
Capital City Bank Group Inc *	7,511	88,404
Capital Southwest Corp	8,065	281,227
Capitala Finance Corp	1,981	39,422
Capitol Federal Financial Inc	88,843	1,075,889
Capstead Mortgage Corp REIT	56,728	685,274
Cardinal Financial Corp	18,216	327,888
Cascade Bancorp *	3,745	19,586
Cash America International Inc	17,012	651,560
Cathay General Bancorp	47,175	1,260,988
Cedar Realty Trust Inc REIT	43,398	271,671
Center Bancorp Inc	7,153	134,190
Centerstate Banks Inc	18,163	184,354
Central Pacific Financial Corp	13,194	264,936
Century Bancorp Inc ‘A’	1,970	65,503
Chambers Street Properties REIT	141,419	1,081,855
Charter Financial Corp	13,710	147,657
Chatham Lodging Trust REIT	15,867	324,480
Chemical Financial Corp	177,590	5,624,275
Chemung Financial Corp	2,201	75,208
Chesapeake Lodging Trust REIT	29,004	733,511
CIFC Corp	4,332	33,703
Citizens & Northern Corp	7,526	155,261
Citizens Inc *	26,306	230,178
City Holding Co	9,429	436,846
Clifton Savings Bancorp Inc	5,328	68,198
CNB Financial Corp	8,276	157,244
CNO Financial Group Inc	132,723	2,347,870
CoBiz Financial Inc	21,393	255,860
Colony Financial Inc REIT	45,709	927,436
Columbia Banking System Inc	30,565	840,843
Community Bank System Inc	23,963	950,852
Community Trust Bancorp Inc	8,434	380,879
CommunityOne Bancorp *	6,503	82,913
ConnectOne Bancorp Inc *	1,113	44,108
Consolidated-Tomoka Land Co	3,524	127,886
Consumer Portfolio Services Inc *	4,642	43,588
Cousins Properties Inc REIT	100,686	1,037,066
Cowen Group Inc ‘A’ *	58,677	229,427
Crawford & Co ‘B’	9,790	90,460
CU Bancorp *	5,699	99,619
CubeSmart REIT	79,677	1,270,051
Customers Bancorp Inc *	12,045	246,441
CVB Financial Corp	55,035	939,447
CyrusOne Inc REIT	11,502	256,840
CYS Investments Inc REIT	104,062	771,099
DCT Industrial Trust Inc REIT	173,995	1,240,584
DFC Global Corp *	24,210	277,205
DiamondRock Hospitality Co REIT	116,686	1,347,723
Dime Community Bancshares Inc	19,077	322,783
Donegal Group Inc ‘A’	4,407	70,071
Doral Financial Corp *	3,986	62,421
DuPont Fabros Technology Inc REIT	21,015	519,281
Dynex Capital Inc REIT	32,702	261,616
Eagle Bancorp Inc *	13,392	410,197
Eastern Insurance Holdings Inc	3,177	77,805
EastGroup Properties Inc REIT	1,163	67,373

	Shares	Value
Education Realty Trust Inc REIT	68,308	$602,477
Ellington Residential Mortgage REIT	3,913	60,182
EMC Insurance Group Inc	2,691	82,398
Empire State Realty Trust Inc ‘A’ REIT	40,121	613,851
Employers Holdings Inc	5,479	173,410
Encore Capital Group Inc *	3,289	165,305
Enstar Group Ltd * (Bermuda)	3,682	511,467
Enterprise Bancorp Inc	4,406	93,275
Enterprise Financial Services Corp	11,182	228,336
EPR Properties REIT	30,831	1,515,652
Equity One Inc REIT	35,917	805,977
ESB Financial Corp	7,699	109,326
ESSA Bancorp Inc	5,221	60,355
Essent Group Ltd * (Bermuda)	11,391	274,067
EverBank Financial Corp	48,043	881,109
Excel Trust Inc REIT	28,760	327,576
Ezcorp Inc ‘A’ *	30,428	355,703
Farmers Capital Bank Corp *	4,522	98,354
FBL Financial Group Inc ‘A’	5,307	237,701
FBR & Co *	5,254	138,601
Federal Agricultural Mortgage Corp ‘C’	6,165	211,151
FelCor Lodging Trust Inc REIT *	74,685	609,430
Fidelity Southern Corp	8,835	146,749
Fidus Investment Corp	8,374	182,051
Fifth Street Finance Corp	81,974	758,260
Financial Institutions Inc	8,319	205,562
First American Financial Corp	64,623	1,822,369
First Bancorp Inc	5,806	101,141
First Bancorp NC	11,892	197,645
First BanCorp PR *	43,287	267,947
First Busey Corp	43,919	254,730
First Commonwealth Financial Corp	58,713	517,849
First Community Bancshares Inc	10,205	170,424
First Connecticut Bancorp Inc	10,308	166,165
First Defiance Financial Corp	5,790	150,366
First Federal Bancshares of Arkansas Inc *	1,316	11,449
First Financial Bancorp	34,733	605,396
First Financial Bankshares Inc	6,104	404,817
First Financial Corp	6,756	246,999
First Financial Holdings Inc	14,409	958,343
First Financial Northwest Inc	9,169	95,083
First Industrial Realty Trust Inc REIT	64,299	1,122,018
First Interstate Bancsystem Inc	10,395	294,906
First Merchants Corp	20,876	475,138
First Midwest Bancorp Inc	44,970	788,324
First NBC Bank Holding Co *	2,616	84,497
First Potomac Realty Trust REIT	35,314	410,702
First Security Group Inc *	38,397	88,313
Firsthand Technology Value Fund Inc	5,230	121,179
FirstMerit Corp	99,145	2,203,993
Flagstar Bancorp Inc *	11,943	234,322
Flushing Financial Corp	18,439	381,687
FNB Corp	89,934	1,134,967
Forestar Group Inc *	18,379	390,921
Fortegra Financial Corp *	3,713	30,707
Fox Chase Bancorp Inc	7,435	129,220
Franklin Financial Corp *	6,404	126,671
Franklin Street Properties Corp REIT	53,768	642,528
Gain Capital Holdings Inc	6,770	50,843
Garrison Capital Inc	3,639	50,509
German American Bancorp Inc	7,659	218,282
Getty Realty Corp REIT	15,247	280,087
GFI Group Inc	41,753	163,254
Glacier Bancorp Inc	43,119	1,284,515
Gladstone Capital Corp	12,936	124,186
Gladstone Commercial Corp REIT	8,588	154,326
Gladstone Investment Corp	16,006	129,008
Glimcher Realty Trust REIT	9,008	84,315
Global Indemnity PLC * (Ireland)	4,952	125,286
Golub Capital BDC Inc	22,571	431,332
Government Properties Income Trust REIT	32,642	811,154

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Gramercy Property Trust Inc REIT *	36,161	$207,926
Great Southern Bancorp Inc	6,182	187,995
Green Dot Corp ‘A’ *	15,491	389,599
Greenlight Capital Re Ltd ‘A’ * (Cayman)	12,765	430,308
GSV Capital Corp *	11,632	140,631
Guaranty Bancorp	8,983	126,211
Hallmark Financial Services Inc *	8,121	72,155
Hampton Roads Bankshares Inc *	21,613	37,823
Hancock Holding Co	50,727	1,860,666
Hanmi Financial Corp	18,992	415,735
HCC Insurance Holdings Inc	53,000	2,445,420
Healthcare Realty Trust Inc REIT	35,143	748,897
Heartland Financial USA Inc	8,919	256,778
Hercules Technology Growth Capital Inc	36,935	605,734
Heritage Commerce Corp	12,690	104,566
Heritage Financial Corp	9,216	157,686
Heritage Oaks Bancorp *	12,392	92,940
Hersha Hospitality Trust REIT	121,203	675,101
HFF Inc ‘A’ *	3,079	82,671
Highwoods Properties Inc REIT	37,131	1,343,028
Hilltop Holdings Inc *	37,140	859,048
Hingham Institution for Savings	758	59,495
Home Bancorp Inc *	3,911	73,722
Home BancShares Inc	19,950	745,133
Home Federal Bancorp Inc	8,736	130,166
Home Loan Servicing Solutions Ltd (Cayman)	42,532	976,960
HomeStreet Inc	7,663	153,260
HomeTrust Bancshares Inc *	12,458	199,203
Horace Mann Educators Corp	23,713	747,908
Horizon Bancorp	5,243	132,805
Horizon Technology Finance Corp	5,082	72,215
Hudson Pacific Properties Inc REIT	25,905	566,542
Hudson Valley Holding Corp	9,914	201,750
Iberiabank Corp	17,744	1,115,210
ICG Group Inc *	21,839	406,861
Imperial Holdings Inc *	10,597	69,304
Independence Holding Co	4,687	63,228
Independent Bank Corp	14,220	557,282
Independent Bank Group Inc	2,354	116,900
Infinity Property & Casualty Corp	3,499	251,053
Inland Real Estate Corp REIT	7,441	78,279
International Bancshares Corp	31,927	842,554
Intervest Bancshares Corp *	10,773	80,905
INTL. FCStone Inc *	5,530	102,526
Invesco Mortgage Capital Inc REIT	80,449	1,180,991
Investment Technology Group Inc *	22,324	458,981
Investors Bancorp Inc	26,798	685,492
Investors Real Estate Trust REIT	57,304	491,668
Investors Title Co	793	64,217
iStar Financial Inc REIT *	50,924	726,685
Janus Capital Group Inc	89,346	1,105,210
JAVELIN Mortgage Investment Corp REIT	8,084	112,610
JGWPT Holdings Inc ‘A’ *	3,277	56,987
JMP Group Inc	9,507	70,352
Kansas City Life Insurance Co	2,351	112,237
KCAP Financial Inc	17,148	138,384
KCG Holdings Inc ‘A’ *	24,078	287,973
Kearny Financial Corp *	8,642	100,506
Kennedy-Wilson Holdings Inc	30,721	683,542
Kite Realty Group Trust REIT	78,074	512,946
Lakeland Bancorp Inc	21,577	266,907
Lakeland Financial Corp	9,880	385,320
LaSalle Hotel Properties REIT	62,106	1,916,591
LCNB Corp	3,802	67,942
Lexington Realty Trust REIT	105,514	1,077,298
LTC Properties Inc REIT	2,787	98,632
Macatawa Bank Corp *	14,586	72,930
Maiden Holdings Ltd (Bermuda)	25,858	282,628
Main Street Capital Corp	21,914	716,369
MainSource Financial Group Inc	12,274	221,300

	Shares	Value
Manning & Napier Inc	8,213	$144,959
Marlin Business Services Corp	4,941	124,513
MB Financial Inc	32,782	1,051,974
MCG Capital Corp	43,118	189,719
Meadowbrook Insurance Group Inc	28,015	194,984
Medallion Financial Corp	11,483	164,781
Medical Properties Trust Inc REIT	96,666	1,181,259
Medley Capital Corp	24,369	337,511
Mercantile Bank Corp	5,278	113,899
Merchants Bancshares Inc	3,428	114,838
Meridian Interstate Bancorp Inc *	4,712	106,397
Meta Financial Group Inc	3,559	143,534
Metro Bancorp Inc *	8,525	183,629
MetroCorp Bancshares Inc	9,654	145,486
MGIC Investment Corp *	87,624	739,547
Middleburg Financial Corp	3,264	58,883
MidSouth Bancorp Inc	5,092	90,943
MidWestOne Financial Group Inc	4,118	112,010
Monmouth Real Estate Investment Corp ‘A’ REIT	26,182	237,994
Montpelier Re Holdings Ltd (Bermuda)	212,742	6,190,792
MVC Capital Inc	13,601	183,614
NASB Financial Inc	2,532	76,466
National Bank Holdings Corp ‘A’	27,219	582,487
National Bankshares Inc	4,237	156,303
National Interstate Corp	2,957	68,011
National Penn Bancshares Inc	70,202	795,389
National Western Life Insurance Co ‘A’	1,284	287,038
NBT Bancorp Inc	26,288	680,859
Nelnet Inc ‘A’	13,648	575,127
New Mountain Finance Corp	25,479	383,204
New Residential Investment Corp REIT	151,476	1,011,860
New York Mortgage Trust Inc REIT	38,354	268,094
NewBridge Bancorp *	15,362	115,215
NewStar Financial Inc *	15,757	280,002
NGP Capital Resources Co	12,607	94,174
Nicholas Financial Inc (Canada)	6,368	100,232
Northfield Bancorp Inc	27,082	357,482
Northrim BanCorp Inc	3,956	103,805
NorthStar Realty Finance Corp REIT	173,144	2,328,787
Northwest Bancshares Inc	55,942	826,823
OceanFirst Financial Corp	8,264	141,562
OFG Bancorp	225,435	3,909,043
Old National Bancorp	60,656	932,283
Old Republic International Corp	430,000	7,426,100
OmniAmerican Bancorp Inc *	6,942	148,420
One Liberty Properties Inc REIT	7,050	141,917
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	13,176	208,444
Oppenheimer Holdings Inc ‘A’	5,837	144,641
Oritani Financial Corp	18,770	301,259
Pacific Continental Corp	10,844	172,853
Pacific Premier Bancorp Inc *	10,045	158,108
PacWest Bancorp	22,761	960,969
Palmetto Bancshares Inc *	2,900	37,584
Park National Corp	6,919	588,599
Park Sterling Corp	27,102	193,508
Parkway Properties Inc REIT	33,859	653,145
Peapack Gladstone Financial Corp	5,472	104,515
Pebblebrook Hotel Trust REIT	36,630	1,126,739
PennantPark Floating Rate Capital Ltd	8,981	123,309
PennantPark Investment Corp	39,946	463,374
Penns Woods Bancorp Inc	2,773	141,423
Pennsylvania REIT	40,741	773,264
PennyMac Financial Services Inc ‘A’ *	7,983	140,102
PennyMac Mortgage Investment Trust REIT	44,599	1,023,993
Peoples Bancorp Inc	6,523	146,833
PHH Corp *	34,085	829,970
Physicians Realty Trust REIT	9,799	124,839
PICO Holdings Inc *	13,680	316,145
Pinnacle Financial Partners Inc	20,986	682,675

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Piper Jaffray Cos *	9,636	$381,104
Platinum Underwriters Holdings Ltd (Bermuda)	17,448	1,069,213
Preferred Bank *	7,115	142,656
Primerica Inc	34,119	1,464,046
PrivateBancorp Inc	38,845	1,123,786
Prospect Capital Corp	166,697	1,870,340
Prosperity Bancshares Inc	36,036	2,284,322
Protective Life Corp	210,000	10,638,600
Provident Financial Holdings Inc	5,421	81,315
Provident Financial Services Inc	35,625	688,275
QTS Realty Trust Inc ‘A’ REIT	6,861	170,016
Radian Group Inc	75,312	1,063,405
RAIT Financial Trust REIT	42,003	376,767
Ramco-Gershenson Properties Trust REIT	39,773	626,027
RCS Capital Corp ‘A’	743	13,634
RE/MAX Holdings Inc ‘A’ *	4,946	158,618
Redwood Trust Inc REIT	49,112	951,299
Regional Management Corp *	1,622	55,034
Renasant Corp	18,353	577,385
Republic Bancorp Inc ‘A’	5,788	142,038
Resource America Inc ‘A’	7,416	69,414
Resource Capital Corp REIT	76,153	451,587
Retail Opportunity Investments Corp REIT	43,219	636,184
Rexford Industrial Realty Inc REIT	6,833	90,196
RLI Corp	12,756	1,242,179
RLJ Lodging Trust REIT	73,785	1,794,451
Rockville Financial Inc	15,514	220,454
Rouse Properties Inc REIT	13,430	298,012
Ryman Hospitality Properties Inc REIT	9,360	391,061
S&T Bancorp Inc	17,822	451,075
Sabra Health Care REIT Inc	13,197	344,970
Safeguard Scientifics Inc *	12,642	253,978
Safety Insurance Group Inc	7,726	434,974
Sandy Spring Bancorp Inc	14,985	422,427
Seacoast Banking Corp of Florida *	9,094	110,942
Select Income REIT	12,975	346,952
Selective Insurance Group Inc	33,220	898,933
Sierra Bancorp	7,378	118,712
Silver Bay Realty Trust Corp REIT	9,078	145,157
Silvercrest Asset Management Group Inc ‘A’	2,662	45,387
Simmons First National Corp ‘A’	9,904	367,934
Solar Capital Ltd	27,038	609,707
Solar Senior Capital Ltd	7,069	128,797
Southside Bancshares Inc	10,791	295,026
Southwest Bancorp Inc *	11,874	189,034
Sovran Self Storage Inc REIT	1,679	109,420
Springleaf Holdings Inc *	8,140	205,779
STAG Industrial Inc REIT	25,189	513,604
StanCorp Financial Group Inc	155,000	10,268,750
State Auto Financial Corp	9,000	191,160
State Bank Financial Corp	19,200	349,248
StellarOne Corp	13,628	328,026
Stellus Capital Investment Corp	7,364	110,092
Sterling Bancorp	50,121	670,118
Sterling Financial Corp	20,401	695,266
Stewart Information Services Corp	12,741	411,152
Stifel Financial Corp *	38,007	1,821,295
Stonegate Mortgage Corp *	4,879	80,650
Strategic Hotels & Resorts Inc REIT *	17,494	165,318
Suffolk Bancorp *	6,990	145,392
Summit Hotel Properties Inc REIT	47,808	430,272
Sun Bancorp Inc *	24,989	87,961
Sunstone Hotel Investors Inc REIT	109,274	1,464,272
Susquehanna Bancshares Inc	111,388	1,430,222
SWS Group Inc *	17,256	104,916
SY Bancorp Inc	8,448	269,660
Symetra Financial Corp	48,522	919,977
Taylor Capital Group Inc *	10,426	277,123
TCP Capital Corp	21,228	356,206

	Shares	Value
Tejon Ranch Co *	623	$22,901
Terreno Realty Corp REIT	15,128	267,766
Territorial Bancorp Inc	6,311	146,415
Texas Capital Bancshares Inc *	24,409	1,518,240
The First Marblehead Corp *	5,616	41,505
The First of Long Island Corp	4,794	205,519
The Geo Group Inc REIT	24,121	777,179
The Hanover Insurance Group Inc	122,270	7,300,742
The Navigators Group Inc *	6,180	390,329
The Phoenix Cos Inc *	3,484	213,918
Third Point Reinsurance Ltd * (Bermuda)	11,011	204,034
THL Credit Inc	20,514	338,276
TICC Capital Corp	31,704	327,819
Tompkins Financial Corp	8,683	446,219
Tower Group International Ltd (Bermuda)	32,082	108,437
TowneBank	15,840	243,778
Tree.com Inc *	1,635	53,693
Triangle Capital Corp	16,605	459,128
Trico Bancshares	9,652	273,827
Tristate Capital Holdings Inc *	4,069	48,258
TrustCo Bank Corp NY	575,133	4,129,455
Trustmark Corp	40,169	1,078,136
UMB Financial Corp	21,334	1,371,350
UMH Properties Inc REIT	7,961	74,993
Umpqua Holdings Corp	66,967	1,281,748
Union First Market Bankshares Corp	12,150	301,442
United Bankshares Inc	20,808	654,412
United Community Banks Inc *	25,886	459,477
United Community Financial Corp *	29,808	106,415
United Financial Bancorp Inc	11,791	222,732
United Fire Group Inc	11,295	323,715
Universal Insurance Holdings Inc	14,213	205,804
Univest Corp of Pennsylvania	10,076	208,372
Urstadt Biddle Properties Inc ‘A’ REIT	3,897	71,900
Validus Holdings Ltd (Bermuda)	132,200	5,326,338
VantageSouth Bancshares Inc *	7,452	39,272
ViewPoint Financial Group Inc	23,916	656,494
Virginia Commerce Bancorp Inc *	16,251	276,104
Walker & Dunlop Inc *	9,888	159,889
Walter Investment Management Corp *	22,084	780,890
Washington Banking Co	9,312	165,102
Washington REIT	28,689	670,175
Washington Trust Bancorp Inc	8,735	325,117
Waterstone Financial Inc *	4,469	49,606
Webster Financial Corp	53,991	1,683,439
WesBanco Inc	15,507	496,224
West Bancorp Inc	8,756	138,520
Westamerica Bancorp	16,196	914,426
Western Alliance Bancorp *	44,373	1,058,740
Western Asset Mortgage Capital Corp REIT	14,472	215,343
Westfield Financial Inc	10,739	80,113
WhiteHorse Finance Inc	4,113	62,147
Whitestone REIT	12,100	161,777
Wilshire Bancorp Inc	38,094	416,367
Winthrop Realty Trust REIT	17,443	192,745
Wintrust Financial Corp	22,119	1,020,128
WSFS Financial Corp	4,685	363,228
Yadkin Financial Corp *	8,818	150,259
ZAIS Financial Corp REIT	275	4,408

		261,407,485

Health Care - 4.1%

ACADIA Pharmaceuticals Inc *	2,344	58,577
Addus HomeCare Corp *	2,991	67,148
Affymetrix Inc *	43,346	371,475
Agios Pharmaceuticals Inc *	508	12,167
Albany Molecular Research Inc *	14,275	143,892
Alliance HealthCare Services Inc *	1,879	46,486
Almost Family Inc *	4,958	160,292
Alnylam Pharmaceuticals Inc *	2,037	131,040
Alphatec Holdings Inc *	37,688	75,753

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Amedisys Inc *	18,874	$276,127
Amsurg Corp *	13,551	622,262
Analogic Corp	4,094	362,565
AngioDynamics Inc *	14,898	256,097
Anika Therapeutics Inc *	3,054	116,541
Aratana Therapeutics Inc *	786	15,013
Arena Pharmaceuticals Inc *	15,914	93,097
Arqule Inc *	2,382	5,121
ArthroCare Corp *	3,129	125,911
AVEO Pharmaceuticals Inc *	32,280	59,395
Biolase Inc *	1,919	5,429
BioScrip Inc *	26,716	197,698
Bluebird Bio Inc *	500	10,490
Cambrex Corp *	9,482	169,064
Celldex Therapeutics Inc *	3,227	78,126
Cellular Dynamics International Inc *	230	3,797
Chindex International Inc *	5,694	99,246
Conatus Pharmaceuticals Inc *	193	1,245
CONMED Corp	16,694	709,495
Cornerstone Therapeutics Inc *	5,416	51,398
Cross Country Healthcare Inc *	16,250	162,175
CryoLife Inc	15,518	172,095
Curis Inc *	12,449	35,106
Cutera Inc *	8,982	91,437
Cynosure Inc ‘A’ *	7,697	205,356
Cytokinetics Inc *	3,386	22,009
Cytori Therapeutics Inc *	9,160	23,541
Derma Sciences Inc *	8,473	91,678
Dynavax Technologies Corp *	13,495	26,450
Emergent Biosolutions Inc *	13,909	319,768
Enzon Pharmaceuticals Inc	23,719	27,514
Esperion Therapeutics Inc *	395	5,427
Exactech Inc *	4,595	109,177
Five Star Quality Care Inc *	25,271	138,738
Geron Corp *	78,989	374,408
Greatbatch Inc *	14,383	636,304
Hanger Inc *	11,820	464,999
Harvard Apparatus Regenerative Technology Inc *	3,789	17,998
Harvard Bioscience Inc *	14,674	68,968
HealthSouth Corp	8,569	285,519
Healthways Inc *	7,059	108,356
Hi-Tech Pharmacal Co Inc *	4,444	192,825
Hill-Rom Holdings Inc	131,200	5,423,808
Horizon Pharma Inc *	15,297	116,563
ICU Medical Inc *	748	47,655
Idenix Pharmaceuticals Inc *	7,491	44,796
ImmunoGen Inc *	12,152	178,270
Immunomedics Inc *	2,488	11,445
Impax Laboratories Inc *	41,284	1,037,880
Integra LifeSciences Holdings Corp *	5,591	266,747
InterMune Inc *	3,561	52,453
Intrexon Corp *	862	20,516
Invacare Corp	19,253	446,862
Kindred Healthcare Inc	32,214	635,904
Lexicon Pharmaceuticals Inc *	9,759	17,566
LHC Group Inc *	7,226	173,713
Magellan Health Services Inc *	16,127	966,169
Medical Action Industries Inc *	5,227	44,743
Merit Medical Systems Inc *	25,636	403,511
Momenta Pharmaceuticals Inc *	4,806	84,970
National Healthcare Corp	6,443	347,342
National Research Corp ‘A’ *	3,704	69,709
Natus Medical Inc *	7,700	173,250
Navidea Biopharmaceuticals Inc *	11,187	23,157
Nektar Therapeutics *	21,891	248,463
NPS Pharmaceuticals Inc *	21,740	660,026
NuVasive Inc *	20,881	675,083
Omnicell Inc *	8,966	228,902
OncoMed Pharmaceuticals Inc *	251	7,409
Onconova Therapeutics Inc *	399	4,580

	Shares	Value
OraSure Technologies Inc *	34,083	$214,382
Orthofix International NV * (Netherlands)	11,761	268,386
Owens & Minor Inc	29,909	1,093,473
Oxford Immunotec Global PLC * (United Kingdom)	909	17,616
Pacific Biosciences of California Inc *	29,356	153,532
Pernix Therapeutics Holdings *	10,723	27,022
PharMerica Corp *	17,763	381,904
PhotoMedex Inc *	5,541	71,756
Pozen Inc *	16,574	133,255
Progenics Pharmaceuticals Inc *	7,468	39,804
Prothena Corp PLC * (Ireland)	8,721	231,281
PTC Therapeutics Inc *	700	11,879
Rigel Pharmaceuticals Inc *	53,467	152,381
Rockwell Medical Inc *	19,993	208,727
RTI Surgical Inc *	34,512	122,172
Sciclone Pharmaceuticals Inc *	8,890	44,806
Select Medical Holdings Corp	29,196	338,966
SIGA Technologies Inc *	1,326	4,336
Skilled Healthcare Group Inc ‘A’ *	834	4,012
Solta Medical Inc *	43,386	127,989
Spectrum Pharmaceuticals Inc *	38,821	343,566
Staar Surgical Co *	1,580	25,580
STERIS Corp	165,000	7,928,250
Surgical Care Affiliates Inc *	3,447	120,093
Symmetry Medical Inc *	22,607	227,879
Targacept Inc *	17,140	71,131
Teleflex Inc	67,000	6,288,620
The Ensign Group Inc	581	25,721
Tornier NV * (Netherlands)	15,720	295,379
Triple-S Management Corp ‘B’ *	13,103	254,722
Universal American Corp	22,774	166,250
USMD Holdings Inc *	681	13,695
Vical Inc *	4,554	5,374
Vocera Communications Inc *	1,959	30,580
WellCare Health Plans Inc *	25,973	1,829,019
Wright Medical Group Inc *	24,334	747,297
XenoPort Inc *	22,655	130,266
XOMA Corp *	5,317	35,783

		42,503,171

Industrials - 23.2%

AAR Corp	333,741	9,348,085
ABM Industries Inc	32,539	930,290
Acacia Research Corp	21,016	305,573
ACCO Brands Corp *	67,978	456,812
Accuride Corp *	1,483	5,532
Aceto Corp	13,120	328,131
Actuant Corp ‘A’	43,742	1,602,707
Aegion Corp *	20,622	451,416
Aerovironment Inc *	11,120	323,926
Air Transport Services Group Inc *	31,041	251,122
Aircastle Ltd (Bermuda)	24,172	463,136
Alamo Group Inc	4,238	257,204
Albany International Corp ‘A’	14,198	510,134
Ameresco Inc ‘A’ *	11,680	112,829
American Railcar Industries Inc	5,659	258,899
American Science & Engineering Inc	4,127	296,773
American Superconductor Corp *	30,332	49,744
Ampco-Pittsburgh Corp	4,962	96,511
API Technologies Corp *	19,605	66,853
Apogee Enterprises Inc	209,973	7,540,130
Applied Industrial Technologies Inc	58,080	2,851,147
ARC Document Solutions Inc *	22,662	186,282
Argan Inc	8,401	231,532
Arkansas Best Corp	15,387	518,234
Astec Industries Inc	140,169	5,414,728
Atlas Air Worldwide Holdings Inc *	15,409	634,080
Barnes Group Inc	32,137	1,231,168
Brady Corp ‘A’	147,610	4,565,577
Briggs & Stratton Corp	261,983	5,700,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
CAI International Inc *	6,619	$156,010
Carlisle Cos Inc	102,000	8,098,800
Casella Waste Systems Inc ‘A’ *	2,106	12,215
CBIZ Inc *	21,437	195,505
CDI Corp	8,304	153,873
Ceco Environmental Corp	5,005	80,931
Celadon Group Inc	11,282	219,773
Cenveo Inc *	16,175	55,642
CIRCOR International Inc	9,895	799,318
Columbus McKinnon Corp *	10,013	271,753
Comfort Systems USA Inc	16,532	320,555
Commercial Vehicle Group Inc *	4,443	32,301
Compx International Inc	630	8,870
Consolidated Graphics Inc *	4,305	290,329
Courier Corp	6,819	123,356
CRA International Inc *	6,122	121,216
Cubic Corp	11,089	583,947
Curtiss-Wright Corp	27,996	1,742,191
Deluxe Corp	10,630	554,780
DigitalGlobe Inc *	44,599	1,835,249
Douglas Dynamics Inc	1,140	19,175
Ducommun Inc *	6,353	189,383
Dycom Industries Inc *	12,451	346,013
Dynamic Materials Corp	8,188	178,007
EMCOR Group Inc	142,467	6,046,299
Encore Wire Corp	10,785	584,547
Energy Recovery Inc *	15,339	85,285
EnerNOC Inc *	10,330	177,779
EnerSys Inc	27,746	1,944,717
Engility Holdings Inc *	10,304	344,154
Ennis Inc	15,589	275,925
EnPro Industries Inc *	130,616	7,530,012
Erickson Air-Crane Inc *	689	14,324
ESCO Technologies Inc	11,303	387,241
Esterline Technologies Corp *	18,701	1,906,754
Flow International Corp *	23,795	96,132
Franklin Covey Co *	1,812	36,023
Franklin Electric Co Inc	121,529	5,425,055
FreightCar America Inc	7,150	190,333
FTI Consulting Inc *	24,120	992,297
Furmanite Corp *	8,660	91,969
G&K Services Inc ‘A’	9,715	604,564
GenCorp Inc *	8,089	145,764
General Cable Corp	62,409	1,835,449
Genesee & Wyoming Inc ‘A’ *	68,000	6,531,400
Gibraltar Industries Inc *	348,313	6,475,139
Global Brass & Copper Holdings Inc	3,729	61,715
Global Power Equipment Group Inc	10,055	196,776
GrafTech International Ltd *	69,779	783,618
Granite Construction Inc	255,202	8,926,966
Great Lakes Dredge & Dock Corp *	32,451	298,549
Griffon Corp	26,550	350,725
Hardinge Inc	6,988	101,116
Hawaiian Holdings Inc *	30,988	298,414
Heartland Express Inc	6,732	132,082
Heidrick & Struggles International Inc	10,793	217,371
Heritage-Crystal Clean Inc *	422	8,647
HNI Corp	1,490	57,857
Houston Wire & Cable Co	7,216	96,550
Hurco Cos Inc	3,840	96,038
Huron Consulting Group Inc *	12,104	759,163
ICF International Inc *	11,794	409,370
II-VI Inc *	30,510	536,976
Insperity Inc	87,500	3,161,375
Insteel Industries Inc	692	15,729
International Shipholding Corp	3,305	97,498
Intersections Inc	5,664	44,123
JetBlue Airways Corp *	138,977	1,188,253
Kadant Inc	6,706	271,727
Kaman Corp	5,662	224,951
Kelly Services Inc ‘A’	15,915	396,920

	Shares	Value
Kennametal Inc	112,580	$5,862,041
Kforce Inc	1,514	30,976
Kimball International Inc ‘B’	19,297	290,034
Knoll Inc	9,375	171,656
Korn/Ferry International *	29,086	759,726
Kratos Defense & Security Solutions Inc *	26,492	203,459
Layne Christensen Co *	11,828	202,022
LB Foster Co ‘A’	6,070	287,050
Lincoln Electric Holdings Inc	115,000	8,204,100
Lindsay Corp	18,500	1,530,875
LMI Aerospace Inc *	5,606	82,632
LSI Industries Inc	12,930	112,103
Lydall Inc *	10,246	180,535
Marten Transport Ltd	14,099	284,659
McGrath RentCorp	142,690	5,679,062
Meritor Inc *	58,490	610,051
Miller Industries Inc	6,687	124,579
Mine Safety Appliances Co	97,600	4,998,096
Mobile Mini Inc *	20,676	851,438
Moog Inc ‘A’ *	24,596	1,671,052
Mueller Industries Inc	110,062	6,935,007
Multi-Color Corp	2,829	106,766
MYR Group Inc *	12,543	314,578
National Presto Industries Inc *	2,623	211,152
Navigant Consulting Inc *	30,190	579,648
NCI Building Systems Inc *	2,052	35,992
NL Industries Inc	4,076	45,570
NN Inc	10,252	206,988
Norcraft Cos Inc *	2,313	45,381
Nordson Corp	9,100	676,130
Northwest Pipe Co *	5,608	211,758
Odyssey Marine Exploration Inc *	3,605	7,282
Orbital Sciences Corp *	35,897	836,400
Orion Marine Group Inc *	16,381	197,063
Pacer International Inc *	19,184	158,460
Patriot Transportation Holding Inc *	3,962	164,463
Pendrell Corp *	83,639	168,114
Pentair Ltd (Switzerland)	68,000	5,281,560
Pike Corp *	7,295	77,108
Ply Gem Holdings Inc *	1,090	19,653
PMFG Inc *	12,546	113,541
Powell Industries Inc	65,479	4,386,438
Preformed Line Products Co	1,387	101,473
Quad/Graphics Inc	14,821	403,576
Quality Distribution Inc *	8,465	108,606
Quanex Building Products Corp	22,258	443,379
Regal-Beloit Corp	116,000	8,551,520
Republic Airways Holdings Inc *	14,039	150,077
Resources Connection Inc	24,500	351,085
Revolution Lighting Technologies Inc *	1,149	3,935
Roadrunner Transportation Systems Inc *	5,770	155,502
RPX Corp *	16,772	283,447
Rush Enterprises Inc ‘A’ *	12,998	385,391
Schawk Inc	208,072	3,094,031
Simpson Manufacturing Co Inc	162,955	5,985,337
SkyWest Inc	413,648	6,134,400
SP Plus Corp *	3,281	85,437
Sparton Corp *	6,149	171,865
Standex International Corp	6,100	383,568
Steelcase Inc ‘A’	44,577	706,991
Sterling Construction Co Inc *	9,061	106,286
Stock Building Supply Holdings Inc *	1,479	26,947
Swisher Hygiene Inc *	71,041	36,522
TAL International Group Inc *	10,783	618,405
Tecumseh Products Co ‘A’ *	10,936	98,971
Teledyne Technologies Inc *	15,405	1,415,103
Tetra Tech Inc *	35,840	1,002,803
Textainer Group Holdings Ltd (Bermuda)	8,475	340,865
The Brink’s Co	8,280	282,679
The ExOne Co *	560	33,858
The Gorman-Rupp Co	3,243	108,413

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
The Greenbrier Cos Inc *	14,630	$480,449
The KEYW Holding Corp *	11,810	158,726
Titan International Inc	7,756	139,453
Titan Machinery Inc *	10,180	181,408
TRC Cos Inc *	9,926	70,872
Trinity Industries Inc	219,000	11,939,880
Tutor Perini Corp *	22,106	581,388
Twin Disc Inc	4,996	129,346
Ultrapetrol Bahamas Ltd * (Bahamas)	13,317	49,806
UniFirst Corp	3,888	416,016
United Stationers Inc	24,191	1,110,125
Universal Forest Products Inc	171,852	8,960,363
UTi Worldwide Inc (United Kingdom)	15,630	274,463
Viad Corp	12,181	338,388
Vicor Corp *	10,632	142,681
VSE Corp	2,465	118,345
Wabash National Corp *	438,840	5,419,674
Watts Water Technologies Inc ‘A’	49,957	3,090,840
Werner Enterprises Inc	19,656	486,093
Wesco Aircraft Holdings Inc *	19,350	424,152
West Corp	4,535	116,595
XPO Logistics Inc *	12,947	340,377
YRC Worldwide Inc *	5,091	88,431

		241,375,709

Information Technology - 6.8%

Accelrys Inc *	33,771	322,175
Actuate Corp *	1,760	13,570
Acxiom Corp *	33,141	1,225,554
ADTRAN Inc	12,422	335,518
Advanced Energy Industries Inc *	1,471	33,627
Aeroflex Holding Corp *	11,956	77,714
Agilysys Inc *	8,570	119,294
Alpha & Omega Semiconductor Ltd * (Bermuda)	10,207	78,696
Amkor Technology Inc *	41,808	256,283
ANADIGICS Inc *	50,480	92,883
Anaren Inc *	6,207	173,734
Angie’s List Inc *	11,281	170,907
Anixter International Inc	6,727	604,354
ARRIS Group Inc *	8,251	201,036
Aspen Technology Inc *	3,286	137,355
ATMI Inc *	19,070	576,105
Audience Inc *	5,755	66,988
Aviat Networks Inc *	36,485	82,456
Avid Technology Inc *	18,821	153,391
Axcelis Technologies Inc *	65,168	159,010
Bankrate Inc *	28,248	506,769
Bazaarvoice Inc *	13,172	104,322
Bel Fuse Inc ‘B’	5,931	126,390
Belden Inc	2,991	210,716
Benchmark Electronics Inc *	266,568	6,152,389
Benefitfocus Inc *	806	46,538
Black Box Corp	9,667	288,077
Blucora Inc *	9,288	270,838
Brooks Automation Inc	39,684	416,285
CACI International Inc ‘A’ *	13,762	1,007,654
Calix Inc *	3,289	31,706
Ceva Inc *	13,288	202,243
Checkpoint Systems Inc *	24,665	388,967
CIBER Inc *	44,604	184,661
Ciena Corp *	15,876	379,913
Cirrus Logic Inc *	22,537	460,431
Coherent Inc *	2,189	162,840
Cohu Inc	316,187	3,319,964
Comtech Telecommunications Corp	10,055	316,934
Control4 Corp *	1,491	26,391
Convergys Corp	62,797	1,321,877
Cray Inc *	11,644	319,744
CSG Systems International Inc	9,219	271,039
CTS Corp	20,059	399,375

	Shares	Value
Cvent Inc *	940	$34,207
Cyan Inc *	4,027	21,303
Daktronics Inc	17,462	273,804
Dealertrack Technologies Inc *	2,910	139,913
Demand Media Inc *	22,274	128,521
Digi International Inc *	15,636	189,508
Digital River Inc *	20,911	386,854
Diodes Inc *	4,671	110,049
DSP Group Inc *	11,883	115,384
EarthLink Inc	63,346	321,164
Ebix Inc	5,000	73,600
Electro Rent Corp	5,445	100,841
Electro Scientific Industries Inc	14,352	150,122
Electronics For Imaging Inc *	12,929	500,740
Emulex Corp *	48,354	346,215
Entegris Inc *	70,823	821,547
Entropic Communications Inc *	53,773	253,271
Epiq Systems Inc	17,797	288,489
ePlus Inc *	2,112	120,046
Extreme Networks Inc *	55,904	391,328
Fabrinet * (Cayman)	16,953	348,554
FARO Technologies Inc *	928	54,102
Finisar Corp *	55,878	1,336,602
FormFactor Inc *	32,369	194,861
Fusion-io Inc *	13,946	124,259
Gerber Scientific Inc Escrow Shares * +	12,750	-
Gigamon Inc *	3,066	86,093
Global Cash Access Holdings Inc *	39,705	396,653
Glu Mobile Inc *	2,562	9,966
Gogo Inc *	2,856	70,857
GSI Group Inc * (Canada)	18,255	205,186
GSI Technology Inc *	12,244	81,300
GT Advanced Technologies Inc *	11,638	101,483
Harmonic Inc *	60,610	447,302
Hutchinson Technology Inc *	14,474	46,317
Imation Corp *	20,778	97,241
Immersion Corp *	1,188	12,331
Infinera Corp *	7,368	72,059
Ingram Micro Inc ‘A’ *	125,000	2,932,500
Inphi Corp *	9,919	127,955
Insight Enterprises Inc *	25,934	588,961
Integrated Device Technology Inc *	55,774	568,337
Integrated Silicon Solution Inc *	16,796	203,064
Internap Network Services Corp *	32,366	243,392
International Rectifier Corp *	41,498	1,081,853
Intersil Corp ‘A’	76,058	872,385
IntraLinks Holdings Inc *	23,579	285,542
Itron Inc *	23,616	978,411
IXYS Corp	14,451	187,429
Kemet Corp *	26,964	152,077
Kopin Corp *	40,061	169,057
KVH Industries Inc *	1,419	18,490
Lattice Semiconductor Corp *	51,384	283,126
Limelight Networks Inc *	33,243	65,821
Lionbridge Technologies Inc *	2,171	12,939
Littelfuse Inc	1,281	119,043
LTX-Credence Corp *	28,560	228,194
Luxoft Holding Inc * (United Kingdom)	577	21,914
M/A-COM Technology Solutions Holdings Inc *	327	5,556
ManTech International Corp ‘A’	14,150	423,510
Marchex Inc ‘B’ *	13,927	120,469
Measurement Specialties Inc *	1,128	68,458
Mentor Graphics Corp	57,094	1,374,253
Mercury Systems Inc *	19,483	213,339
Methode Electronics Inc	9,741	333,045
Microsemi Corp *	12,318	307,334
MKS Instruments Inc	31,672	948,260
ModusLink Global Solutions Inc *	22,544	129,177
MoneyGram International Inc *	9,752	202,647
Monster Worldwide Inc *	62,696	447,022

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
MoSys Inc *	3,617	$19,966
Multi-Fineline Electronix Inc *	109,060	1,514,843
Nanometrics Inc *	4,471	85,173
NeoPhotonics Corp *	12,300	86,838
NETGEAR Inc *	23,083	760,354
Newport Corp *	23,448	423,705
Numerex Corp ‘A’ *	8,571	110,994
OmniVision Technologies Inc *	29,406	505,783
Oplink Communications Inc *	10,374	192,956
OSI Systems Inc *	891	47,321
Park Electrochemical Corp	12,487	358,627
PC Connection Inc	5,515	137,048
PC-Tel Inc	9,688	92,714
Perficient Inc *	17,868	418,469
Pericom Semiconductor Corp *	13,742	121,754
Photronics Inc *	36,292	327,717
Plantronics Inc	2,102	97,638
Plexus Corp *	20,353	881,081
PLX Technology Inc *	1,841	12,114
PMC-Sierra Inc *	69,943	449,733
PRGX Global Inc *	17,380	116,794
Procera Networks Inc *	10,250	153,955
Progress Software Corp *	15,704	405,634
QAD Inc ‘A’	292	5,157
QLogic Corp *	53,410	631,840
Quantum Corp *	128,590	154,308
QuinStreet Inc *	19,283	167,569
Radisys Corp *	13,933	31,907
RealD Inc *	3,666	31,308
RealNetworks Inc *	13,852	104,583
Responsys Inc *	1,717	47,063
RF Micro Devices Inc *	21,326	110,042
Richardson Electronics Ltd	6,644	75,476
Rofin-Sinar Technologies Inc *	260,714	7,044,492
Rogers Corp *	6,270	385,605
Rubicon Technology Inc *	9,377	93,301
Rudolph Technologies Inc *	16,260	190,892
Sanmina Corp *	49,372	824,512
Sapiens International Corp NV (Netherlands)	8,586	66,198
ScanSource Inc *	16,679	707,690
Seachange International Inc *	19,772	240,428
ShoreTel Inc *	30,992	287,606
Shutterstock Inc *	1,388	116,078
Sigma Designs Inc *	18,754	88,519
Sonus Networks Inc *	120,224	378,706
Spansion Inc ‘A’ *	28,256	392,476
Speed Commerce Inc *	27,058	126,361
Super Micro Computer Inc *	19,132	328,305
Supertex Inc *	5,898	147,745
Sykes Enterprises Inc *	23,504	512,622
SYNNEX Corp *	15,723	1,059,730
TechTarget Inc *	7,929	54,393
TeleCommunication Systems Inc ‘A’ *	28,657	66,484
Telenav Inc *	10,818	71,291
TeleTech Holdings Inc *	4,186	100,213
Tessco Technologies Inc	3,048	122,895
Tessera Technologies Inc	31,582	622,481
Textura Corp *	843	25,239
The Hackett Group Inc	11,172	69,378
TiVo Inc *	40,559	532,134
Tremor Video Inc *	937	5,435
TriQuint Semiconductor Inc *	87,922	733,269
TTM Technologies Inc *	31,664	271,677
Ultra Clean Holdings Inc *	13,387	134,272
Unisys Corp *	25,179	845,259
United Online Inc	8,167	112,378
Unwired Planet Inc *	3,451	4,762
VASCO Data Security International Inc *	10,376	80,206
Veeco Instruments Inc *	18,170	597,975
Viasystems Group Inc *	2,113	28,906

	Shares	Value
Vishay Precision Group Inc *	7,380	$109,888
Vocus Inc *	10,481	119,379
Vringo Inc *	33,887	100,306
Westell Technologies Inc ‘A’ *	26,863	108,795
YuMe Inc *	740	5,513
Zygo Corp *	10,013	147,992

		70,704,595

Materials - 8.5%

A Schulman Inc	205,623	7,250,267
AK Steel Holding Corp *	81,878	671,400
Allied Nevada Gold Corp *	62,152	220,640
AM Castle & Co *	10,387	153,416
AMCOL International Corp	16,032	544,767
Aptargroup Inc	22,330	1,514,197
Arabian American Development Co *	1,050	13,178
Axiall Corp	41,755	1,980,857
Cabot Corp	201,000	10,331,400
Carpenter Technology Corp	115,000	7,153,000
Century Aluminum Co *	30,751	321,656
Chase Corp	2,627	92,733
Clearwater Paper Corp *	2,677	140,543
Coeur Mining Inc *	37,860	410,781
Commercial Metals Co	69,701	1,417,021
FutureFuel Corp	9,910	156,578
General Moly Inc *	35,624	47,736
Globe Specialty Metals Inc	36,430	656,104
GSE Holding Inc *	4,775	9,884
Handy & Harman Ltd *	326	7,892
Haynes International Inc	7,365	406,843
HB Fuller Co	157,200	8,180,688
Hecla Mining Co	170,701	525,759
Horsehead Holding Corp *	30,139	488,553
Innospec Inc	775	35,821
Intrepid Potash Inc *	32,728	518,412
Kaiser Aluminum Corp	11,243	789,708
KMG Chemicals Inc	882	14,897
Kraton Performance Polymers Inc *	19,436	448,000
Louisiana-Pacific Corp *	23,074	427,100
LSB Industries Inc *	5,168	211,991
Marrone Bio Innovations Inc *	1,162	20,660
Materion Corp	5,751	177,418
Midway Gold Corp * (Canada)	7,577	6,137
Minerals Technologies Inc	20,815	1,250,357
Molycorp Inc *	89,290	501,810
Myers Industries Inc	14,638	309,155
Neenah Paper Inc	8,564	366,282
Noranda Aluminum Holding Corp	20,492	67,419
Olin Corp	16,067	463,533
Olympic Steel Inc	3,929	113,862
OM Group Inc *	17,815	648,644
Penford Corp *	4,776	61,372
PH Glatfelter Co	2,743	75,817
Quaker Chemical Corp	5,930	457,025
Reliance Steel & Aluminum Co	123,000	9,328,320
Resolute Forest Products Inc *	41,566	665,887
RPM International Inc	210,000	8,717,100
RTI International Metals Inc *	18,714	640,206
Schnitzer Steel Industries Inc ‘A’	14,506	473,911
Schweitzer-Mauduit International Inc	5,208	268,056
Sensient Technologies Corp	154,927	7,517,058
Steel Dynamics Inc	350,000	6,839,000
Stepan Co	21,321	1,399,297
Stillwater Mining Co *	70,646	871,772
SunCoke Energy Inc *	41,826	954,051
Taminco Corp *	1,110	22,433
Texas Industries Inc *	913	62,796
Tredegar Corp	9,305	268,077
UFP Technologies Inc *	3,307	83,403
United States Lime & Minerals Inc *	66	4,037
Universal Stainless & Alloy Products Inc *	4,136	149,144

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Walter Energy Inc	24,401	$405,789
Wausau Paper Corp	1,483	18,804
Zep Inc	8,426	153,016
Zoltek Cos Inc *	16,463	275,755

		88,779,225

Telecommunication Services - 0.3%

Boingo Wireless Inc *	11,285	72,337
Cbeyond Inc *	15,098	104,176
Cincinnati Bell Inc *	85,035	302,725
Fairpoint Communications Inc *	1,908	21,579
Hawaiian Telcom Holdco Inc *	6,076	178,452
IDT Corp ‘B’	635	11,347
inContact Inc *	2,224	17,369
Inteliquent Inc	11,918	136,104
Iridium Communications Inc *	38,361	240,140
Leap Wireless International Inc *	25,259	439,507
magicJack VocalTec Ltd * (Israel)	3,713	44,259
NII Holdings Inc *	103,485	284,584
ORBCOMM Inc *	21,803	138,231
Premiere Global Services Inc *	23,080	267,497
RingCentral Inc ‘A’ *	3,294	60,511
Shenandoah Telecommunications Co	1,518	38,967
Towerstream Corp *	9,223	27,300
USA Mobility Inc	13,111	187,225
Vonage Holdings Corp *	92,921	309,427

		2,881,737

Utilities - 2.8%

ALLETE Inc	23,865	1,190,386
American States Water Co	21,130	607,065
Artesian Resources Corp ‘A’	4,548	104,377
Atlantic Power Corp (Canada)	72,215	251,308
Avista Corp	35,772	1,008,413
Black Hills Corp	26,556	1,394,455
California Water Service Group	28,569	659,087
Chesapeake Utilities Corp	5,749	345,055
Cleco Corp	36,124	1,684,101
Connecticut Water Service Inc	6,518	231,454
Consolidated Water Co Ltd (Cayman)	8,744	123,290
Delta Natural Gas Co Inc	4,210	94,220
Dynegy Inc *	59,738	1,285,562
El Paso Electric Co	24,044	844,185
Empire District Electric Co	25,530	579,276
Genie Energy Ltd ‘B’ *	7,924	80,904
IDACORP Inc	29,983	1,554,319
MGE Energy Inc	13,815	799,888
Middlesex Water Co	9,556	200,103
New Jersey Resources Corp	24,924	1,152,486
Northwest Natural Gas Co	16,069	688,074
NorthWestern Corp	22,641	980,808
NRG Yield Inc ‘A’	13,473	539,055
Ormat Technologies Inc	10,606	288,589
Otter Tail Corp	21,740	636,330
Pattern Energy Group Inc	10,995	333,258
Piedmont Natural Gas Co Inc	45,137	1,496,743
PNM Resources Inc	47,544	1,146,761
Portland General Electric Co	45,194	1,364,859
SJW Corp	6,758	201,321
South Jersey Industries Inc	15,547	870,010
Southwest Gas Corp	27,615	1,543,955
The Laclede Group Inc	19,491	887,620
UIL Holdings Corp	33,813	1,310,254

	Shares	Value
Unitil Corp	8,318	$253,616
UNS Energy Corp	23,247	1,391,333
WGL Holdings Inc	30,883	1,237,173
York Water Co	2,065	43,220

		29,402,913

Total Common Stocks (Cost $719,048,424)		1,015,335,130

	Principal Amount

SHORT-TERM INVESTMENTS - 2.1%

U.S. Government Agency Issue - 0.8%

Federal Home Loan Bank 0.000% due 01/02/14	$8,000,000	8,000,000

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $13,832,676; collateralized by U.S. Treasury Notes: 0.250% - 0.625% due 10/31/15 - 09/30/17 and value $14,109,978)	13,832,676	13,832,676

Total Short-Term Investments (Cost $21,832,676)		21,832,676

TOTAL INVESTMENTS - 99.9% (Cost $740,881,100)		1,037,174,215

OTHER ASSETS & LIABILITIES, NET - 0.1%		822,141

NET ASSETS - 100.0%		$1,037,996,356

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	25.2%
Industrials	23.2%
Consumer Discretionary	16.6%
Energy	9.0%
Materials	8.5%
Information Technology	6.8%
Health Care	4.1%
Others (each less than 3.0%)	6.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/14)	60	$119,065

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$6,409	$6,409	$-	$-
	Common Stocks
	Consumer Discretionary	172,118,163	172,118,163	-	-
	Consumer Staples	13,131,603	13,131,603	-	-
	Energy	93,030,529	92,998,728	-	31,801
	Financials	261,407,485	261,407,485	-	-
	Health Care	42,503,171	42,503,171	-	-
	Industrials	241,375,709	241,375,709	-	-
	Information Technology	70,704,595	70,704,595	-	-
	Materials	88,779,225	88,779,225	-	-
	Telecommunication Services	2,881,737	2,881,737	-	-
	Utilities	29,402,913	29,402,913	-	-

		1,015,335,130	1,015,303,329	-	31,801
	Short-Term Investments	21,832,676	-	21,832,676	-
	Derivatives:
	Equity Contracts
	Futures	119,065	119,065	-	-

	Total	$1,037,293,280	$1,015,428,803	$21,832,676	$31,801

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2013

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

EXCO Resources Inc Exp 01/09/14 *	64,496	$10,320

Total Rights (Cost $0)		10,320

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp 04/15/16 *	8,835	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 98.7%

Consumer Discretionary - 13.6%

1-800-Flowers.com Inc ‘A’ *	12,053	65,207
Aeropostale Inc *	37,249	338,593
AFC Enterprises Inc *	11,370	437,745
AH Belo Corp ‘A’	8,828	65,945
America’s Car-Mart Inc *	3,845	162,374
American Apparel Inc *	28,443	34,985
American Axle & Manufacturing Holdings Inc *	32,027	654,952
American Public Education Inc *	8,372	363,931
ANN Inc *	22,457	821,028
Arctic Cat Inc	6,265	356,980
Asbury Automotive Group Inc *	14,840	797,502
Ascent Capital Group Inc ‘A’ *	6,713	574,364
Barnes & Noble Inc *	19,134	286,053
Bassett Furniture Industries Inc	5,180	79,150
Beasley Broadcasting Group Inc ‘A’	2,209	19,285
Beazer Homes USA Inc *	11,879	290,085
bebe stores Inc	16,512	87,844
Big 5 Sporting Goods Corp	8,031	159,174
Biglari Holdings Inc *	688	348,568
BJ’s Restaurants Inc *	11,723	364,116
Black Diamond Inc *	10,832	144,391
Bloomin’ Brands Inc *	26,371	633,168
Blue Nile Inc *	5,870	276,418
Blyth Inc	4,540	49,395
Bob Evans Farms Inc	13,279	671,785
Body Central Corp *	8,253	32,517
Boyd Gaming Corp *	33,032	371,940
Bravo Brio Restaurant Group Inc *	9,291	151,165
Bridgepoint Education Inc *	8,295	146,904
Bright Horizons Family Solutions Inc *	5,697	209,308
Brown Shoe Co Inc	20,609	579,937
Brunswick Corp	43,090	1,984,725
Buffalo Wild Wings Inc *	8,936	1,315,379
Burlington Stores Inc *	7,238	231,616
Caesars Entertainment Corp *	19,188	413,310
Callaway Golf Co	33,725	284,302
Capella Education Co	5,255	349,142
Career Education Corp *	26,143	149,015
Carmike Cinemas Inc *	10,940	304,570
Carriage Services Inc	7,408	144,678
Carrols Restaurant Group Inc *	11,508	76,068
Cavco Industries Inc *	3,291	226,092
CEC Entertainment Inc	8,462	374,697
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	36,529	140,271

	Shares	Value
Christopher & Banks Corp *	17,411	$148,690
Churchill Downs Inc	6,546	586,849
Chuy’s Holdings Inc *	7,681	276,670
Citi Trends Inc *	7,411	125,987
ClubCorp Holdings Inc	9,787	173,621
Columbia Sportswear Co	6,153	484,549
Conn’s Inc *	10,695	842,659
Cooper Tire & Rubber Co	30,184	725,623
Core-Mark Holding Co Inc	5,442	413,211
Corinthian Colleges Inc *	38,523	68,571
Costa Inc *	4,573	99,371
Cracker Barrel Old Country Store Inc	9,365	1,030,806
Crocs Inc *	41,968	668,131
Crown Media Holdings Inc ‘A’ *	16,779	59,230
CSS Industries Inc	4,014	115,122
Culp Inc	3,843	78,589
Cumulus Media Inc ‘A’ *	41,064	317,425
Daily Journal Corp *	427	78,991
Dana Holding Corp	69,960	1,372,615
Del Frisco’s Restaurant Group Inc *	5,054	119,123
Denny’s Corp *	43,612	313,570
Destination Maternity Corp	6,503	194,310
Destination XL Group Inc *	20,018	131,518
Dex Media Inc *	8,117	55,033
Diamond Resorts International Inc *	8,409	155,230
Digital Generation Inc *	11,461	146,128
DineEquity Inc	7,879	658,290
Diversified Restaurant Holdings Inc *	4,966	23,688
Dorman Products Inc *	12,019	673,905
Drew Industries Inc	10,913	558,746
Education Management Corp *	11,398	115,006
Einstein Noah Restaurant Group Inc	3,160	45,820
Entercom Communications Corp ‘A’ *	11,330	119,078
Entravision Communications Corp ‘A’	26,565	161,781
Ethan Allen Interiors Inc	11,805	359,108
EveryWare Global Inc *	4,512	37,359
EW Scripps Co ‘A’ *	14,855	322,651
Express Inc *	40,645	758,842
Federal-Mogul Corp *	9,455	186,074
Fiesta Restaurant Group Inc *	10,658	556,774
Fifth & Pacific Cos Inc *	57,144	1,832,608
Five Below Inc *	15,634	675,389
Flexsteel Industries Inc	2,395	73,598
Fox Factory Holding Corp *	4,785	84,312
Francesca’s Holdings Corp *	20,946	385,616
Fred’s Inc ‘A’	17,437	322,933
FTD Cos Inc *	8,769	285,694
Fuel Systems Solutions Inc *	6,657	92,333
G-III Apparel Group Ltd *	7,990	589,582
Genesco Inc *	11,428	834,930
Gentherm Inc *	15,915	426,681
Global Sources Ltd * (Bermuda)	9,293	75,552
Gordmans Stores Inc	4,223	32,390
Grand Canyon Education Inc *	21,629	943,024
Gray Television Inc *	23,917	355,885
Group 1 Automotive Inc	10,357	735,554
Harte-Hanks Inc	20,634	161,358
Haverty Furniture Cos Inc	9,371	293,312
Helen of Troy Ltd * (Bermuda)	15,190	752,057
Hemisphere Media Group Inc *	4,128	48,999
hhgregg Inc *	6,189	86,460
Hibbett Sports Inc *	12,386	832,463
Hillenbrand Inc	26,204	770,922
Hooker Furniture Corp	5,043	84,117
Houghton Mifflin Harcourt Co *	9,859	167,209
Hovnanian Enterprises Inc ‘A’ *	53,734	355,719
HSN Inc	16,120	1,004,276
Iconix Brand Group Inc *	24,576	975,667
Ignite Restaurant Group Inc *	3,493	43,663
International Speedway Corp ‘A’	13,266	470,810
Interval Leisure Group Inc	18,765	579,838

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
iRobot Corp *	13,458	$467,935
Isle of Capri Casinos Inc *	10,247	92,223
ITT Educational Services Inc *	11,117	373,309
Jack in the Box Inc *	21,197	1,060,274
JAKKS Pacific Inc	9,315	62,690
Jamba Inc *	8,132	101,081
Johnson Outdoors Inc ‘A’	2,306	62,147
Jos A Bank Clothiers Inc *	13,312	728,566
Journal Communications Inc ‘A’ *	21,204	197,409
JTH Holding Inc ‘A’ *	2,200	53,460
K12 Inc *	12,880	280,140
KB Home	39,818	727,873
Kirkland’s Inc *	6,685	158,234
Krispy Kreme Doughnuts Inc *	31,201	601,867
La-Z-Boy Inc	24,949	773,419
LeapFrog Enterprises Inc *	30,150	239,391
LGI Homes Inc *	4,169	74,167
Libbey Inc *	9,917	208,257
Life Time Fitness Inc *	20,508	963,876
LifeLock Inc *	28,876	473,855
Lifetime Brands Inc	4,874	76,668
Lincoln Educational Services Corp	11,731	58,420
Lithia Motors Inc ‘A’	10,572	733,908
Live Nation Entertainment Inc *	67,049	1,324,888
Loral Space & Communications Inc *	6,204	502,400
Luby’s Inc *	9,766	75,394
Lumber Liquidators Holdings Inc *	13,089	1,346,727
M/I Homes Inc *	11,457	291,581
Mac-Gray Corp	5,820	123,559
Marine Products Corp	5,268	52,943
MarineMax Inc *	11,079	178,150
Marriott Vacations Worldwide Corp *	13,869	731,728
Martha Stewart Living Omnimedia Inc ‘A’ *	11,523	48,397
Matthews International Corp ‘A’	13,148	560,236
Mattress Firm Holding Corp *	6,363	273,864
MDC Holdings Inc *	18,623	600,406
MDC Partners Inc ‘A’ (Canada)	18,028	459,894
Media General Inc *	9,399	212,417
Meredith Corp	17,025	881,895
Meritage Homes Corp *	17,220	826,388
Modine Manufacturing Co *	22,419	287,412
Monarch Casino & Resort Inc *	4,026	80,842
Monro Muffler Brake Inc	14,894	839,426
Morgans Hotel Group Co *	12,772	103,836
Movado Group Inc	8,413	370,256
Multimedia Games Holding Co Inc *	13,747	431,106
NACCO Industries Inc ‘A’	2,235	138,995
Nathan’s Famous Inc *	1,307	65,886
National CineMedia Inc	28,691	572,672
Nautilus Inc *	14,870	125,354
New York & Co Inc *	13,686	59,808
Nexstar Broadcasting Group Inc ‘A’	13,986	779,440
Noodles & Co *	2,889	103,773
Nutrisystem Inc	13,555	222,844
Office Depot Inc *	228,750	1,210,087
Orbitz Worldwide Inc *	11,348	81,479
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	45,634	689,530
Outerwall Inc *	13,397	901,216
Overstock.com Inc *	5,272	162,325
Oxford Industries Inc	6,404	516,611
Pacific Sunwear of California Inc *	22,686	75,771
Papa John’s International Inc	15,262	692,895
Penske Automotive Group Inc	20,136	949,614
Perry Ellis International Inc *	5,936	93,729
PetMed Express Inc	9,543	158,700
Pier 1 Imports Inc	45,179	1,042,731
Pinnacle Entertainment Inc *	27,799	722,496
Pool Corp	22,197	1,290,534
Potbelly Corp *	4,044	98,188
Quiksilver Inc *	63,151	553,834
RadioShack Corp *	47,933	124,626

	Shares	Value
ReachLocal Inc *	5,118	$65,050
Reading International Inc ‘A’ *	8,156	61,088
Red Robin Gourmet Burgers Inc *	6,741	495,733
Regis Corp	22,575	327,563
Remy International Inc	6,634	154,705
Rent-A-Center Inc	25,449	848,470
Rentrak Corp *	5,038	190,890
Restoration Hardware Holdings Inc *	8,425	567,002
RetailMeNot Inc *	4,438	127,770
RG Barry Corp	4,688	90,478
Ruby Tuesday Inc *	29,310	203,118
Ruth’s Hospitality Group Inc	16,963	241,044
Saga Communications Inc ‘A’	2,321	116,746
Salem Communications Corp ‘A’	4,836	42,073
Scholastic Corp	12,575	427,676
Scientific Games Corp ‘A’ *	22,721	384,667
Sears Hometown & Outlet Stores Inc *	4,061	103,556
Select Comfort Corp *	26,519	559,286
SFX Entertainment Inc *	9,410	112,920
Shiloh Industries Inc *	2,870	55,965
Shoe Carnival Inc	7,199	208,843
Shutterfly Inc *	18,093	921,476
Sinclair Broadcast Group Inc ‘A’	32,599	1,164,762
Skechers U.S.A. Inc ‘A’ *	18,419	610,221
Skullcandy Inc *	8,941	64,465
Smith & Wesson Holding Corp *	26,530	357,890
Sonic Automotive Inc ‘A’	18,546	454,006
Sonic Corp *	26,761	540,305
Sotheby’s	32,542	1,731,234
Spartan Motors Inc	16,289	109,136
Speedway Motorsports Inc	5,551	110,187
Stage Stores Inc	15,544	345,388
Standard Motor Products Inc	9,430	347,024
Standard Pacific Corp *	70,653	639,410
Stein Mart Inc	13,293	178,791
Steiner Leisure Ltd * (Bahamas)	6,977	343,199
Steven Madden Ltd *	28,657	1,048,560
Stoneridge Inc *	13,640	173,910
Strayer Education Inc *	5,205	179,416
Sturm Ruger & Co Inc	9,206	672,867
Superior Industries International Inc	11,176	230,561
Systemax Inc *	5,403	60,784
Tenneco Inc *	28,980	1,639,399
Texas Roadhouse Inc	29,754	827,161
The Bon-Ton Stores Inc	6,508	105,950
The Buckle Inc	13,309	699,521
The Cato Corp ‘A’	13,109	416,866
The Cheesecake Factory Inc	25,414	1,226,734
The Children’s Place Retail Stores Inc *	10,990	626,100
The Container Store Group Inc *	6,832	318,440
The Finish Line Inc ‘A’	23,440	660,305
The Jones Group Inc	38,115	570,200
The Marcus Corp	8,968	120,530
The McClatchy Co ‘A’ *	29,473	100,208
The Men’s Wearhouse Inc	22,611	1,154,970
The New York Times Co ‘A’	61,506	976,100
The Pep Boys-Manny Moe & Jack *	25,258	306,632
The Ryland Group Inc	21,977	954,022
The Wet Seal Inc ‘A’ *	42,835	116,940
Tile Shop Holdings Inc *	8,793	158,890
Tilly’s Inc ‘A’ *	4,833	55,338
Tower International Inc *	2,933	62,766
Town Sports International Holdings Inc	11,429	168,692
Trans World Entertainment Corp *	4,430	19,581
TRI Pointe Homes Inc *	7,053	140,566
Tuesday Morning Corp *	20,340	324,626
Tumi Holdings Inc *	22,805	514,253
UCP Inc ‘A’ *	3,730	54,607
Unifi Inc *	7,155	194,902
Universal Electronics Inc *	7,107	270,848
Universal Technical Institute Inc	10,069	140,060

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Vail Resorts Inc	17,112	$1,287,336
Valassis Communications Inc	18,500	633,625
ValueVision Media Inc ‘A’ *	18,680	130,573
Vera Bradley Inc *	10,229	245,905
Vince Holding Corp *	5,450	167,151
Vitacost.com Inc *	10,898	63,099
Vitamin Shoppe Inc *	14,460	752,065
VOXX International Corp *	8,988	150,100
WCI Communities Inc *	3,243	61,909
West Marine Inc *	8,089	115,106
Weyco Group Inc	3,046	89,644
William Lyon Homes ‘A’ *	6,577	145,615
Winmark Corp	1,046	96,881
Winnebago Industries Inc *	13,366	366,897
Wolverine World Wide Inc	47,816	1,623,831
World Wrestling Entertainment Inc ‘A’	13,629	225,969
Zagg Inc *	14,201	61,774
Zale Corp *	15,355	242,148
Zumiez Inc *	9,991	259,766

		109,219,257

Consumer Staples - 3.8%

Alico Inc	1,347	52,358
Alliance One International Inc *	42,079	128,341
Annie’s Inc *	6,482	278,985
Arden Group Inc ‘A’	572	72,364
B&G Foods Inc	25,197	854,430
Boulder Brands Inc *	28,349	449,615
Cal-Maine Foods Inc	7,064	425,465
Calavo Growers Inc	5,879	177,899
Casey’s General Stores Inc	18,262	1,282,905
Central Garden & Pet Co ‘A’ *	20,179	136,208
Chiquita Brands International Inc *	21,983	257,201
Coca-Cola Bottling Co Consolidated	2,195	160,652
Craft Brew Alliance Inc *	5,147	84,514
Darling International Inc *	75,328	1,572,849
Diamond Foods Inc *	10,542	272,405
Elizabeth Arden Inc *	12,202	432,561
Fairway Group Holdings Corp *	7,506	136,009
Farmer Bros Co *	2,829	65,803
Fresh Del Monte Produce Inc (Cayman)	18,009	509,655
Griffin Land & Nurseries Inc	1,211	40,423
Harbinger Group Inc *	15,801	187,242
Harris Teeter Supermarkets Inc	23,567	1,163,031
Ingles Markets Inc ‘A’	5,651	153,142
Inter Parfums Inc	7,784	278,745
Inventure Foods Inc *	6,793	90,075
J&J Snack Foods Corp	7,117	630,495
John B Sanfilippo & Son Inc	3,927	96,918
Lancaster Colony Corp	8,825	777,924
Lifevantage Corp *	48,534	80,081
Lifeway Foods Inc	2,261	36,131
Limoneira Co	4,820	128,164
Medifast Inc *	6,608	172,667
National Beverage Corp *	5,365	108,158
Natural Grocers by Vitamin Cottage Inc *	4,200	178,290
Nature’s Sunshine Products Inc	5,267	91,224
Nutraceutical International Corp *	4,104	109,905
Oil-Dri Corp of America	2,315	87,600
Omega Protein Corp *	9,370	115,157
Orchids Paper Products Co	2,813	92,379
Pilgrim’s Pride Corp *	28,903	469,674
Post Holdings Inc *	15,553	766,296
PriceSmart Inc	8,997	1,039,513
Revlon Inc ‘A’ *	5,458	136,232
Rite Aid Corp *	347,872	1,760,232
Roundy’s Inc	12,008	118,399
Sanderson Farms Inc	10,958	792,592
Seaboard Corp *	139	388,501
Seneca Foods Corp ‘A’ *	3,918	124,945
Snyders-Lance Inc	22,661	650,824

	Shares	Value
Spartan Stores Inc	17,428	$423,152
Spectrum Brands Holdings Inc	10,246	722,855
Star Scientific Inc *	78,068	90,559
SUPERVALU Inc *	96,763	705,402
Susser Holdings Corp *	8,583	562,101
Synutra International Inc *	8,481	75,311
The Andersons Inc	8,903	793,880
The Boston Beer Co Inc ‘A’ *	3,923	948,542
The Chefs’ Warehouse Inc *	7,894	230,189
The Female Health Co	10,466	88,961
The Hain Celestial Group Inc *	18,299	1,661,183
The Pantry Inc *	11,331	190,134
Tootsie Roll Industries Inc	9,308	302,882
TreeHouse Foods Inc *	17,264	1,189,835
United Natural Foods Inc *	23,492	1,771,062
Universal Corp	11,111	606,661
USANA Health Sciences Inc *	2,832	214,043
Vector Group Ltd	30,180	494,047
Village Super Market Inc ‘A’	3,059	94,860
WD-40 Co	7,364	549,944
Weis Markets Inc	5,234	275,099

		30,205,880

Energy - 5.4%

Abraxas Petroleum Corp *	39,766	130,433
Adams Resources & Energy Inc	1,019	69,802
Alon USA Energy Inc	11,162	184,620
Alpha Natural Resources Inc *	105,069	750,193
Amyris Inc *	12,736	67,373
Apco Oil & Gas International Inc * (Cayman)	4,380	68,284
Approach Resources Inc *	16,565	319,539
Arch Coal Inc	100,974	449,334
Athlon Energy Inc *	8,603	260,241
Basic Energy Services Inc *	14,373	226,806
Bill Barrett Corp *	23,221	621,858
Bolt Technology Corp	4,045	89,030
Bonanza Creek Energy Inc *	14,021	609,493
BPZ Resources Inc *	56,006	101,931
Bristow Group Inc	17,225	1,292,909
C&J Energy Services Inc *	21,431	495,056
Cal Dive International Inc *	47,638	95,752
Callon Petroleum Co *	19,005	124,103
CARBO Ceramics Inc	9,432	1,099,111
Carrizo Oil & Gas Inc *	21,625	968,151
Clayton Williams Energy Inc *	2,817	230,853
Clean Energy Fuels Corp *	32,493	418,510
Cloud Peak Energy Inc *	28,948	521,064
Comstock Resources Inc	22,978	420,268
Contango Oil & Gas Co *	7,047	333,041
Crosstex Energy Inc	22,707	821,085
Dawson Geophysical Co *	3,779	127,806
Delek US Holdings Inc	17,698	608,988
Diamondback Energy Inc *	9,298	491,492
Emerald Oil Inc *	27,048	207,188
Endeavour International Corp *	22,837	119,894
Energy XXI Bermuda Ltd (Bermuda)	37,818	1,023,355
EPL Oil & Gas Inc *	14,218	405,213
Equal Energy Ltd (Canada)	17,013	90,849
Era Group Inc *	9,563	295,114
Evolution Petroleum Corp	8,152	100,596
EXCO Resources Inc	64,496	342,474
Exterran Holdings Inc *	27,406	937,285
Forest Oil Corp *	57,387	207,167
Forum Energy Technologies Inc *	18,727	529,225
Frontline Ltd * (Bermuda)	24,160	90,358
FX Energy Inc *	26,060	95,380
GasLog Ltd (Bermuda)	12,446	212,702
Gastar Exploration Inc *	26,634	184,307
Geospace Technologies Corp *	6,149	583,110
Global Geophysical Services Inc *	11,003	17,715
Goodrich Petroleum Corp *	14,822	252,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Green Plains Renewable Energy Inc	11,913	$230,993
Gulf Island Fabrication Inc	6,958	161,565
Gulfmark Offshore Inc ‘A’	12,710	599,022
Halcon Resources Corp *	110,304	425,773
Hallador Energy Co	3,960	31,918
Helix Energy Solutions Group Inc *	50,462	1,169,709
Hercules Offshore Inc *	75,920	495,758
Hornbeck Offshore Services Inc *	17,046	839,175
ION Geophysical Corp *	64,104	211,543
Isramco Inc *	429	54,504
Jones Energy Inc ‘A’ *	5,285	76,527
Key Energy Services Inc *	72,528	572,971
KiOR Inc ‘A’ *	21,527	36,165
Knightsbridge Tankers Ltd (Bermuda)	14,333	131,720
Kodiak Oil & Gas Corp * (Canada)	126,470	1,417,729
L&L Energy Inc *	14,458	24,289
Magnum Hunter Resources Corp *	81,878	598,528
Matador Resources Co *	27,713	516,570
Matrix Service Co *	12,379	302,914
Midstates Petroleum Co Inc *	15,624	103,431
Miller Energy Resources Inc *	14,752	103,854
Mitcham Industries Inc *	6,195	109,714
Natural Gas Services Group Inc *	5,938	163,711
Newpark Resources Inc *	41,027	504,222
Nordic American Tankers Ltd (Bermuda)	35,613	345,446
Northern Oil & Gas Inc *	30,390	457,977
Nuverra Environmental Solutions Inc *	6,765	113,578
Panhandle Oil & Gas Inc ‘A’	3,393	113,360
Parker Drilling Co *	56,760	461,459
PDC Energy Inc *	16,959	902,558
Penn Virginia Corp *	26,166	246,745
PetroQuest Energy Inc *	27,386	118,308
PHI Inc *	5,961	258,707
Pioneer Energy Services Corp *	29,379	235,326
Quicksilver Resources Inc *	59,101	181,440
Renewable Energy Group Inc *	9,974	114,302
Rentech Inc *	88,191	154,334
Resolute Energy Corp *	32,110	289,953
REX American Resources Corp *	2,602	116,335
Rex Energy Corp *	21,536	424,475
RigNet Inc *	5,599	268,360
Rosetta Resources Inc *	29,108	1,398,348
Sanchez Energy Corp *	18,123	444,195
Scorpio Tankers Inc	87,981	1,037,296
SEACOR Holdings Inc *	9,570	872,784
SemGroup Corp ‘A’	20,056	1,308,253
Ship Finance International Ltd (Bermuda)	26,715	437,592
Solazyme Inc *	23,125	251,831
Stone Energy Corp *	23,804	823,380
Swift Energy Co *	20,527	277,115
Synergy Resources Corp *	23,980	222,055
Targa Resources Corp	15,671	1,381,712
Teekay Tankers Ltd ‘A’	29,945	117,684
Tesco Corp * (Canada)	14,328	283,408
TETRA Technologies Inc *	37,289	460,892
TGC Industries Inc *	7,474	54,560
Triangle Petroleum Corp *	32,259	268,395
Ur-Energy Inc * (Canada)	57,037	78,711
Uranium Energy Corp *	41,029	82,058
Vaalco Energy Inc *	27,721	190,998
Vantage Drilling Co * (Cayman)	96,501	177,562
W&T Offshore Inc	16,491	263,856
Warren Resources Inc *	35,104	110,227
Western Refining Inc	25,826	1,095,281
Westmoreland Coal Co *	5,745	110,821
Willbros Group Inc *	19,176	180,638
ZaZa Energy Corp *	18,348	17,533

		43,323,481

	Shares	Value
Financials - 22.5%

1st Source Corp	7,225	$230,767
1st United Bancorp Inc	14,236	108,336
Acadia Realty Trust REIT	26,259	652,011
Access National Corp	3,703	55,360
AG Mortgage Investment Trust Inc REIT	13,161	205,838
Agree Realty Corp REIT	6,975	202,415
Alexander & Baldwin Inc	20,494	855,215
Alexander’s Inc REIT	999	329,670
Altisource Residential Corp	20,120	605,813
Ambac Financial Group Inc *	21,459	527,033
American Assets Trust Inc REIT	15,963	501,717
American Capital Mortgage Investment Corp REIT	25,277	441,336
American Equity Investment Life Holding Co	30,495	804,458
American National Bankshares Inc	3,730	97,913
American Realty Capital Properties Inc REIT	73,368	943,512
American Residential Properties Inc REIT *	6,562	112,604
Ameris Bancorp *	11,356	239,725
AMERISAFE Inc	8,751	369,642
Ames National Corp	4,589	102,748
AmREIT Inc	9,419	158,239
Amtrust Financial Services Inc	14,802	483,877
Anworth Mortgage Asset Corp REIT	69,003	290,503
Apollo Commercial Real Estate Finance Inc REIT	17,461	283,741
Apollo Investment Corp	107,210	909,141
Apollo Residential Mortgage Inc REIT	15,163	224,109
Ares Commercial Real Estate Corp REIT	10,312	135,087
Argo Group International Holdings Ltd (Bermuda)	12,934	601,302
Arlington Asset Investment Corp ‘A’	7,558	199,456
Armada Hoffler Properties Inc REIT	9,191	85,292
ARMOUR Residential REIT Inc	178,284	714,919
Arrow Financial Corp	5,188	137,793
Ashford Hospitality Prime Inc REIT	5,787	105,323
Ashford Hospitality Trust Inc REIT	29,122	241,130
Associated Estates Realty Corp REIT	27,406	439,866
Astoria Financial Corp	42,106	582,326
AV Homes Inc *	4,600	83,582
Aviv REIT Inc	5,400	127,980
Baldwin & Lyons Inc ‘B’	4,340	118,569
Banc of California Inc	7,905	106,006
Bancfirst Corp	3,384	189,707
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Multi-National)	13,964	391,271
Bancorp Inc *	15,626	279,862
BancorpSouth Inc	45,414	1,154,424
Bank Mutual Corp	22,455	157,410
Bank of Kentucky Financial Corp	3,005	110,885
Bank of Marin Bancorp	2,792	121,145
Bank of the Ozarks Inc	14,862	841,041
BankFinancial Corp	10,322	94,550
Banner Corp	9,279	415,885
Bar Harbor Bankshares	1,866	74,621
BBCN Bancorp Inc	37,683	625,161
BBX Capital Corp ‘A’ *	3,389	52,868
Beneficial Mutual Bancorp Inc *	15,330	167,404
Berkshire Hills Bancorp Inc	11,972	326,476
BGC Partners Inc ‘A’	60,590	367,175
BlackRock Kelso Capital Corp	35,329	329,620
Blue Capital Reinsurance Holdings Ltd * (Bermuda)	2,834	52,061
BNC Bancorp	8,719	149,444
BofI Holding Inc *	5,762	451,914
Boston Private Financial Holdings Inc	38,073	480,481
Bridge Bancorp Inc	5,219	135,694
Bridge Capital Holdings *	4,684	96,209
Brookline Bancorp Inc	33,333	318,997

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Bryn Mawr Bank Corp	6,524	$196,894
C&F Financial Corp	1,554	70,971
Calamos Asset Management Inc ‘A’	9,460	112,006
California First National Bancorp	1,239	18,709
Camden National Corp	3,681	155,412
Campus Crest Communities Inc REIT	30,678	288,680
Capital Bank Financial Corp ‘A’ *	11,175	254,231
Capital City Bank Group Inc *	6,107	71,879
Capital Southwest Corp	6,378	222,401
Capitala Finance Corp	1,905	37,910
Capitol Federal Financial Inc	71,001	859,822
Capstead Mortgage Corp REIT	45,592	550,751
Cardinal Financial Corp	14,443	259,974
Cascade Bancorp *	2,864	14,979
Cash America International Inc	13,585	520,305
Cathay General Bancorp	37,637	1,006,037
Cedar Realty Trust Inc REIT	34,780	217,723
Center Bancorp Inc	5,784	108,508
Centerstate Banks Inc	14,668	148,880
Central Pacific Financial Corp	10,378	208,390
Century Bancorp Inc ‘A’	1,684	55,993
Chambers Street Properties REIT	112,716	862,277
Charter Financial Corp	10,938	117,802
Chatham Lodging Trust REIT	12,513	255,891
Chemical Financial Corp	14,111	446,895
Chemung Financial Corp	1,697	57,986
Chesapeake Lodging Trust REIT	23,077	583,617
CIFC Corp	3,435	26,724
Citizens & Northern Corp	5,912	121,965
Citizens Inc *	20,916	183,015
City Holding Co	7,502	347,568
Clifton Savings Bancorp Inc	4,120	52,736
CNB Financial Corp	6,886	130,834
CNO Financial Group Inc	105,845	1,872,398
CoBiz Financial Inc	16,863	201,681
Cohen & Steers Inc	8,961	358,978
Colony Financial Inc REIT	36,216	734,823
Columbia Banking System Inc	24,366	670,309
Community Bank System Inc	19,113	758,404
Community Trust Bancorp Inc	6,720	303,475
CommunityOne Bancorp *	5,280	67,320
ConnectOne Bancorp Inc *	873	34,597
Consolidated-Tomoka Land Co	2,832	102,773
Consumer Portfolio Services Inc *	8,435	79,205
CoreSite Realty Corp REIT	9,847	316,975
Cousins Properties Inc REIT	80,242	826,493
Cowen Group Inc ‘A’ *	46,749	182,789
Crawford & Co ‘B’	12,676	117,126
Credit Acceptance Corp *	3,369	437,936
CU Bancorp *	4,477	78,258
CubeSmart REIT	63,497	1,012,142
Customers Bancorp Inc *	9,631	197,050
CVB Financial Corp	43,902	749,407
CyrusOne Inc REIT	9,204	205,525
CYS Investments Inc REIT	83,089	615,689
DCT Industrial Trust Inc REIT	138,650	988,574
DFC Global Corp *	19,478	223,023
Diamond Hill Investment Group Inc	1,360	160,942
DiamondRock Hospitality Co REIT	93,210	1,076,575
Dime Community Bancshares Inc	15,107	255,610
Donegal Group Inc ‘A’	3,681	58,528
Doral Financial Corp *	3,218	50,394
DuPont Fabros Technology Inc REIT	29,730	734,628
Dynex Capital Inc REIT	25,928	207,424
Eagle Bancorp Inc *	10,649	326,179
Eastern Insurance Holdings Inc	3,048	74,646
EastGroup Properties Inc REIT	14,428	835,814
Education Realty Trust Inc REIT	54,267	478,635
eHealth Inc *	8,771	407,764
Ellington Residential Mortgage REIT	2,941	45,233
EMC Insurance Group Inc	2,115	64,761

	Shares	Value
Empire State Realty Trust Inc ‘A’ REIT	38,994	$596,608
Employers Holdings Inc	14,767	467,376
Encore Capital Group Inc *	11,915	598,848
Enstar Group Ltd * (Bermuda)	4,540	630,651
Enterprise Bancorp Inc	3,542	74,984
Enterprise Financial Services Corp	9,086	185,536
EPR Properties REIT	24,629	1,210,762
Equity One Inc REIT	28,772	645,644
ESB Financial Corp	6,297	89,417
ESSA Bancorp Inc	4,316	49,893
Essent Group Ltd * (Bermuda)	10,736	258,308
EverBank Financial Corp	38,358	703,486
Evercore Partners Inc ‘A’	15,072	901,004
Excel Trust Inc REIT	22,624	257,687
Ezcorp Inc ‘A’ *	24,198	282,875
Farmers Capital Bank Corp *	3,625	78,844
FBL Financial Group Inc ‘A’	4,201	188,163
FBR & Co *	4,211	111,086
Federal Agricultural Mortgage Corp ‘C’	4,920	168,510
FelCor Lodging Trust Inc REIT *	59,134	482,533
Fidelity Southern Corp	7,023	116,652
Fidus Investment Corp	6,522	141,788
Fifth Street Finance Corp	65,204	603,137
Financial Engines Inc	23,300	1,618,884
Financial Institutions Inc	6,673	164,890
First American Financial Corp	51,545	1,453,569
First Bancorp Inc	4,670	81,351
First Bancorp NC	9,556	158,821
First BanCorp PR *	34,839	215,653
First Busey Corp	34,678	201,132
First Cash Financial Services Inc *	13,908	860,071
First Commonwealth Financial Corp	46,812	412,882
First Community Bancshares Inc	8,085	135,020
First Connecticut Bancorp Inc	8,197	132,136
First Defiance Financial Corp	4,664	121,124
First Federal Bancshares of Arkansas Inc *	1,664	14,477
First Financial Bancorp	27,691	482,654
First Financial Bankshares Inc	15,072	999,575
First Financial Corp	5,368	196,254
First Financial Holdings Inc	11,481	763,601
First Financial Northwest Inc	7,265	75,338
First Industrial Realty Trust Inc REIT	51,209	893,597
First Interstate Bancsystem Inc	8,349	236,861
First Merchants Corp	16,581	377,384
First Midwest Bancorp Inc	35,825	628,012
First NBC Bank Holding Co *	1,916	61,887
First Potomac Realty Trust REIT	27,927	324,791
First Security Group Inc *	31,446	72,326
Firsthand Technology Value Fund Inc	4,328	100,280
FirstMerit Corp	79,119	1,758,815
Flagstar Bancorp Inc *	9,548	187,332
Flushing Financial Corp	14,663	303,524
FNB Corp	71,789	905,977
Forestar Group Inc *	16,473	350,381
Fortegra Financial Corp *	3,255	26,919
Fox Chase Bancorp Inc	6,007	104,402
Franklin Financial Corp *	5,000	98,900
Franklin Street Properties Corp REIT	42,981	513,623
FXCM Inc ‘A’	17,353	309,578
Gain Capital Holdings Inc	5,516	41,425
GAMCO Investors Inc ‘A’	2,852	248,038
Garrison Capital Inc	2,660	36,921
German American Bancorp Inc	6,158	175,503
Getty Realty Corp REIT	12,134	222,902
GFI Group Inc	32,938	128,788
Glacier Bancorp Inc	34,385	1,024,329
Gladstone Capital Corp	10,188	97,805
Gladstone Commercial Corp REIT	7,111	127,785
Gladstone Investment Corp	12,662	102,056
Glimcher Realty Trust REIT	68,930	645,185
Global Indemnity PLC * (Ireland)	3,993	101,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Golub Capital BDC Inc	17,751	$339,222
Government Properties Income Trust REIT	25,989	645,827
Gramercy Property Trust Inc REIT *	28,223	162,282
Great Southern Bancorp Inc	4,928	149,860
Green Dot Corp ‘A’ *	12,236	307,735
Greenhill & Co Inc	13,442	778,829
Greenlight Capital Re Ltd ‘A’ * (Cayman)	13,424	452,523
GSV Capital Corp *	9,121	110,273
Guaranty Bancorp	6,988	98,181
Hallmark Financial Services Inc *	6,728	59,778
Hampton Roads Bankshares Inc *	15,910	27,843
Hancock Holding Co	40,509	1,485,870
Hanmi Financial Corp	15,056	329,576
Hannon Armstrong Sustainable Infrastructure Capital Inc	7,161	99,968
HCI Group Inc	4,643	248,401
Health Insurance Innovations Inc ‘A’ *	2,305	23,304
Healthcare Realty Trust Inc REIT	45,761	975,167
Heartland Financial USA Inc	7,069	203,517
Hercules Technology Growth Capital Inc	29,360	481,504
Heritage Commerce Corp	10,063	82,919
Heritage Financial Corp	7,355	125,844
Heritage Oaks Bancorp *	9,742	73,065
Hersha Hospitality Trust REIT	96,504	537,527
HFF Inc ‘A’ *	15,779	423,666
Highwoods Properties Inc REIT	42,871	1,550,644
Hilltop Holdings Inc *	29,574	684,047
Hingham Institution for Savings	568	44,582
Home Bancorp Inc *	3,171	59,773
Home BancShares Inc	21,595	806,573
Home Federal Bancorp Inc	6,813	101,514
Home Loan Servicing Solutions Ltd (Cayman)	33,842	777,351
HomeStreet Inc	6,234	124,680
HomeTrust Bancshares Inc *	9,831	157,198
Horace Mann Educators Corp	18,902	596,169
Horizon Bancorp	4,194	106,234
Horizon Technology Finance Corp	3,883	55,177
Hudson Pacific Properties Inc REIT	20,552	449,472
Hudson Valley Holding Corp	7,912	161,009
Iberiabank Corp	14,171	890,647
ICG Group Inc *	18,061	336,476
Imperial Holdings Inc *	8,633	56,460
Independence Holding Co	3,830	51,667
Independent Bank Corp	11,299	442,808
Independent Bank Group Inc	1,828	90,778
Infinity Property & Casualty Corp	5,475	392,831
Inland Real Estate Corp REIT	40,763	428,827
International Bancshares Corp	25,511	673,235
Intervest Bancshares Corp *	8,323	62,506
INTL. FCStone Inc *	6,594	122,253
Invesco Mortgage Capital Inc REIT	64,507	946,963
Investment Technology Group Inc *	17,696	363,830
Investors Bancorp Inc	24,096	616,367
Investors Real Estate Trust REIT	48,201	413,565
Investors Title Co	639	51,746
iStar Financial Inc REIT *	40,440	577,079
Janus Capital Group Inc	71,159	880,237
JAVELIN Mortgage Investment Corp REIT	6,504	90,601
JGWPT Holdings Inc ‘A’ *	4,549	79,107
JMP Group Inc	7,640	56,536
Kansas City Life Insurance Co	1,843	87,985
KCAP Financial Inc	13,570	109,510
KCG Holdings Inc ‘A’ *	33,811	404,380
Kearny Financial Corp *	7,035	81,817
Kennedy-Wilson Holdings Inc	26,991	600,550
Kite Realty Group Trust REIT	61,719	405,494
Ladenburg Thalmann Financial Services Inc *	49,458	154,804
Lakeland Bancorp Inc	17,356	214,694
Lakeland Financial Corp	7,861	306,579
LaSalle Hotel Properties REIT	49,544	1,528,928

	Shares	Value
LCNB Corp	3,385	$60,490
Lexington Realty Trust REIT	84,601	863,776
LTC Properties Inc REIT	16,556	585,917
Macatawa Bank Corp *	11,149	55,745
Maiden Holdings Ltd (Bermuda)	23,626	258,232
Main Street Capital Corp	18,615	608,524
MainSource Financial Group Inc	9,857	177,722
Manning & Napier Inc	6,596	116,419
Marcus & Millichap Inc *	3,092	46,071
MarketAxess Holdings Inc	17,881	1,195,702
Marlin Business Services Corp	3,925	98,910
MB Financial Inc	26,157	839,378
MCG Capital Corp	34,287	150,863
Meadowbrook Insurance Group Inc	23,975	166,866
Medallion Financial Corp	10,028	143,902
Medical Properties Trust Inc REIT	77,116	942,358
Medley Capital Corp	19,040	263,704
Mercantile Bank Corp	4,243	91,564
Merchants Bancshares Inc	2,682	89,847
Meridian Interstate Bancorp Inc *	3,919	88,491
Meta Financial Group Inc	2,874	115,908
Metro Bancorp Inc *	6,804	146,558
MetroCorp Bancshares Inc	7,558	113,899
MGIC Investment Corp *	154,478	1,303,794
Middleburg Financial Corp	2,713	48,943
MidSouth Bancorp Inc	3,973	70,958
MidWestOne Financial Group Inc	3,288	89,434
Monmouth Real Estate Investment Corp ‘A’ REIT	21,006	190,945
Montpelier Re Holdings Ltd (Bermuda)	20,931	609,092
MVC Capital Inc	10,834	146,259
NASB Financial Inc	2,049	61,880
National Bank Holdings Corp ‘A’	21,668	463,695
National Bankshares Inc	3,380	124,688
National Health Investors Inc REIT	13,851	777,041
National Interstate Corp	3,208	73,784
National Penn Bancshares Inc	55,960	634,027
National Western Life Insurance Co ‘A’	1,028	229,809
NBT Bancorp Inc	20,960	542,864
Nelnet Inc ‘A’	10,915	459,958
New Mountain Finance Corp	21,302	320,382
New Residential Investment Corp REIT	120,597	805,588
New York Mortgage Trust Inc REIT	30,103	210,420
NewBridge Bancorp *	12,384	92,880
NewStar Financial Inc *	12,668	225,110
NGP Capital Resources Co	9,961	74,409
Nicholas Financial Inc (Canada)	5,021	79,031
Northfield Bancorp Inc	27,687	365,468
Northrim BanCorp Inc	3,174	83,286
NorthStar Realty Finance Corp REIT	137,943	1,855,333
Northwest Bancshares Inc	44,702	660,696
OceanFirst Financial Corp	6,509	111,499
OFG Bancorp	21,766	377,422
Old National Bancorp	48,432	744,400
OmniAmerican Bancorp Inc *	5,415	115,773
One Liberty Properties Inc REIT	5,668	114,097
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	10,859	171,789
Oppenheimer Holdings Inc ‘A’	4,773	118,275
Oritani Financial Corp	21,599	346,664
Pacific Continental Corp	8,636	137,658
Pacific Premier Bancorp Inc *	7,979	125,589
PacWest Bancorp	18,094	763,929
Palmetto Bancshares Inc *	2,132	27,631
Park National Corp	5,515	469,161
Park Sterling Corp	21,664	154,681
Parkway Properties Inc REIT	26,249	506,348
Peapack Gladstone Financial Corp	4,258	81,328
Pebblebrook Hotel Trust REIT	29,216	898,684
PennantPark Floating Rate Capital Ltd	7,053	96,838
PennantPark Investment Corp	31,705	367,778

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Penns Woods Bancorp Inc	2,277	$116,127
Pennsylvania REIT	32,393	614,819
PennyMac Financial Services Inc ‘A’ *	6,320	110,916
PennyMac Mortgage Investment Trust REIT	35,994	826,422
Peoples Bancorp Inc	5,283	118,920
PHH Corp *	27,183	661,906
Physicians Realty Trust REIT	9,225	117,527
PICO Holdings Inc *	10,760	248,664
Pinnacle Financial Partners Inc	16,716	543,771
Piper Jaffray Cos *	7,652	302,637
Platinum Underwriters Holdings Ltd (Bermuda)	13,944	854,488
Portfolio Recovery Associates Inc *	24,173	1,277,301
Potlatch Corp REIT	19,312	806,083
Preferred Bank *	5,714	114,566
Primerica Inc	27,151	1,165,049
PrivateBancorp Inc	30,955	895,528
Prospect Capital Corp	132,473	1,486,347
Prosperity Bancshares Inc	28,766	1,823,477
Provident Financial Holdings Inc	4,287	64,305
Provident Financial Services Inc	28,443	549,519
PS Business Parks Inc REIT	9,227	705,127
Pzena Investment Management Inc ‘A’	5,345	62,857
QTS Realty Trust Inc ‘A’ REIT	6,489	160,797
Radian Group Inc	82,358	1,162,895
RAIT Financial Trust REIT	33,208	297,876
Ramco-Gershenson Properties Trust REIT	31,541	496,455
RCS Capital Corp ‘A’	884	16,221
RE/MAX Holdings Inc ‘A’ *	5,469	175,391
Redwood Trust Inc REIT	39,133	758,006
Regional Management Corp *	2,597	88,116
Renasant Corp	14,625	460,102
Republic Bancorp Inc ‘A’	4,754	116,663
Resource America Inc ‘A’	5,998	56,141
Resource Capital Corp REIT	60,520	358,884
Retail Opportunity Investments Corp REIT	34,220	503,718
Rexford Industrial Realty Inc REIT	7,973	105,244
RLI Corp	10,153	988,699
RLJ Lodging Trust REIT	58,948	1,433,615
Rockville Financial Inc	12,313	174,968
Rouse Properties Inc REIT	10,785	239,319
Ryman Hospitality Properties Inc REIT	21,032	878,717
S&T Bancorp Inc	14,221	359,934
Sabra Health Care REIT Inc	17,803	465,370
Safeguard Scientifics Inc *	10,085	202,608
Safety Insurance Group Inc	6,126	344,894
Sandy Spring Bancorp Inc	11,923	336,109
Saul Centers Inc REIT	3,759	179,417
Seacoast Banking Corp of Florida *	8,556	104,386
Select Income REIT	10,347	276,679
Selective Insurance Group Inc	26,481	716,576
Sierra Bancorp	5,966	95,993
Silver Bay Realty Trust Corp REIT	7,120	113,849
Silvercrest Asset Management Group Inc ‘A’	2,674	45,592
Simmons First National Corp ‘A’	7,890	293,114
Solar Capital Ltd	21,435	483,359
Solar Senior Capital Ltd	5,394	98,279
Southside Bancshares Inc	8,533	233,292
Southwest Bancorp Inc *	9,444	150,348
Sovran Self Storage Inc REIT	14,973	975,790
Springleaf Holdings Inc *	11,477	290,139
STAG Industrial Inc REIT	19,907	405,904
State Auto Financial Corp	7,266	154,330
State Bank Financial Corp	15,208	276,634
StellarOne Corp	10,846	261,063
Stellus Capital Investment Corp	5,686	85,006
Sterling Bancorp	39,881	533,209
Sterling Financial Corp	16,216	552,641
Stewart Information Services Corp	10,108	326,185
Stifel Financial Corp *	30,304	1,452,168

	Shares	Value
Stonegate Mortgage Corp *	3,802	$62,847
Strategic Hotels & Resorts Inc REIT *	86,378	816,272
Suffolk Bancorp *	5,538	115,190
Summit Hotel Properties Inc REIT	37,900	341,100
Sun Bancorp Inc *	19,116	67,288
Sun Communities Inc REIT	17,084	728,462
Sunstone Hotel Investors Inc REIT	86,980	1,165,532
Susquehanna Bancshares Inc	88,971	1,142,388
SWS Group Inc *	14,148	86,020
SY Bancorp Inc	6,694	213,672
Symetra Financial Corp	38,775	735,174
Taylor Capital Group Inc *	8,202	218,009
TCP Capital Corp	16,739	280,880
Tejon Ranch Co *	6,520	239,675
Terreno Realty Corp REIT	11,948	211,480
Territorial Bancorp Inc	5,024	116,557
Texas Capital Bancshares Inc *	19,458	1,210,288
The First Marblehead Corp *	4,399	32,512
The First of Long Island Corp	3,830	164,192
The Geo Group Inc REIT	34,101	1,098,734
The Navigators Group Inc *	4,900	309,484
The Phoenix Cos Inc *	2,793	171,490
Third Point Reinsurance Ltd * (Bermuda)	12,090	224,028
THL Credit Inc	16,072	265,027
TICC Capital Corp	24,951	257,993
Tompkins Financial Corp	6,914	355,310
Tower Group International Ltd (Bermuda)	27,761	93,832
TowneBank	12,790	196,838
Tree.com Inc *	3,113	102,231
Triangle Capital Corp	13,122	362,823
Trico Bancshares	7,636	216,633
Tristate Capital Holdings Inc *	2,916	34,584
TrustCo Bank Corp NY	45,166	324,292
Trustmark Corp	32,108	861,779
UMB Financial Corp	17,039	1,095,267
UMH Properties Inc REIT	7,477	70,433
Umpqua Holdings Corp	53,420	1,022,459
Union First Market Bankshares Corp	9,655	239,541
United Bankshares Inc	15,589	490,274
United Community Banks Inc *	20,568	365,082
United Community Financial Corp *	23,748	84,780
United Financial Bancorp Inc	9,462	178,737
United Fire Group Inc	9,766	279,894
Universal Health Realty Income Trust REIT	5,631	225,578
Universal Insurance Holdings Inc	12,568	181,985
Univest Corp of Pennsylvania	8,141	168,356
Urstadt Biddle Properties Inc ‘A’ REIT	12,038	222,101
VantageSouth Bancshares Inc *	5,426	28,595
ViewPoint Financial Group Inc	19,034	522,483
Virginia Commerce Bancorp Inc *	12,857	218,440
Virtus Investment Partners Inc *	3,218	643,761
Walker & Dunlop Inc *	7,933	128,277
Walter Investment Management Corp *	17,574	621,417
Washington Banking Co	7,432	131,769
Washington REIT	31,722	741,026
Washington Trust Bancorp Inc	6,933	258,046
Waterstone Financial Inc *	3,585	39,794
Webster Financial Corp	43,039	1,341,956
WesBanco Inc	12,401	396,832
West Bancorp Inc	7,099	112,306
Westamerica Bancorp	12,904	728,560
Western Alliance Bancorp *	35,324	842,831
Western Asset Mortgage Capital Corp REIT	11,614	172,816
Westfield Financial Inc	8,418	62,798
Westwood Holdings Group Inc	3,358	207,894
WhiteHorse Finance Inc	3,364	50,830
Whitestone REIT	9,652	129,047
Wilshire Bancorp Inc	32,206	352,012
Winthrop Realty Trust REIT	15,051	166,314
Wintrust Financial Corp	17,670	814,940
WisdomTree Investments Inc *	47,854	847,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
World Acceptance Corp *	4,127	$361,236
WSFS Financial Corp	3,723	288,644
Yadkin Financial Corp *	7,030	119,791
ZAIS Financial Corp REIT	2,682	42,992

		180,953,663

Health Care - 13.0%

Abaxis Inc *	10,528	421,331
ABIOMED Inc *	18,449	493,326
Acadia Healthcare Co Inc *	16,880	798,930
ACADIA Pharmaceuticals Inc *	33,372	833,966
Accelerate Diagnostics Inc *	5,187	63,281
Acceleron Pharma Inc *	3,004	118,958
Accretive Health Inc *	27,831	254,932
Accuray Inc *	35,187	306,479
AcelRx Pharmaceuticals Inc *	11,346	128,323
Achillion Pharmaceuticals Inc *	46,744	155,190
Acorda Therapeutics Inc *	19,301	563,589
Addus HomeCare Corp *	2,580	57,921
Aegerion Pharmaceuticals Inc *	13,722	973,713
Aerie Pharmaceuticals Inc *	3,542	63,614
Affymetrix Inc *	33,722	288,998
Agios Pharmaceuticals Inc *	3,201	76,664
Air Methods Corp *	18,536	1,081,205
Akorn Inc *	27,729	682,965
Albany Molecular Research Inc *	10,947	110,346
Align Technology Inc *	34,849	1,991,620
Alimera Sciences Inc *	8,282	39,008
Alliance HealthCare Services Inc *	2,304	57,001
Almost Family Inc *	3,892	125,828
Alnylam Pharmaceuticals Inc *	27,682	1,780,783
Alphatec Holdings Inc *	28,834	57,956
AMAG Pharmaceuticals Inc *	10,212	247,845
Amedisys Inc *	15,129	221,337
Amicus Therapeutics Inc *	15,261	35,863
AMN Healthcare Services Inc *	21,858	321,313
Ampio Pharmaceuticals Inc *	14,801	105,531
Amsurg Corp *	15,258	700,647
Anacor Pharmaceuticals Inc *	12,054	202,266
Analogic Corp	5,827	516,039
AngioDynamics Inc *	11,794	202,739
Anika Therapeutics Inc *	5,662	216,062
Antares Pharma Inc *	53,245	238,538
Aratana Therapeutics Inc *	3,167	60,490
Arena Pharmaceuticals Inc *	103,725	606,791
Arqule Inc *	29,369	63,143
Array BioPharma Inc *	58,689	294,032
ArthroCare Corp *	13,423	540,142
athenahealth Inc *	17,504	2,354,288
AtriCure Inc *	9,996	186,725
Atrion Corp	739	218,929
Auxilium Pharmaceuticals Inc *	23,478	486,934
AVANIR Pharmaceuticals Inc ‘A’ *	69,808	234,555
AVEO Pharmaceuticals Inc *	25,802	47,476
BIND Therapeutics Inc *	2,416	36,457
Bio-Reference Labs Inc *	11,606	296,417
BioDelivery Sciences International Inc *	13,973	82,301
Biolase Inc *	15,942	45,117
BioScrip Inc *	27,934	206,712
Biotime Inc *	17,811	64,120
Bluebird Bio Inc *	3,336	69,989
Cadence Pharmaceuticals Inc *	29,244	264,658
Cambrex Corp *	14,227	253,667
Cantel Medical Corp	15,619	529,640
Capital Senior Living Corp *	13,594	326,120
Cardiovascular Systems Inc *	11,648	399,410
Cell Therapeutics Inc *	61,370	117,830
Celldex Therapeutics Inc *	42,445	1,027,593
Cellular Dynamics International Inc *	1,832	30,246
Cempra Inc *	9,562	118,473
Centene Corp *	25,934	1,528,809

	Shares	Value
Cepheid Inc *	31,970	$1,493,638
Cerus Corp *	33,566	216,501
Chelsea Therapeutics International Ltd *	37,100	164,353
Chemed Corp	8,411	644,451
ChemoCentryx Inc *	12,071	69,891
Chimerix Inc *	3,935	59,458
Chindex International Inc *	5,943	103,587
Clovis Oncology Inc *	8,532	514,224
Computer Programs & Systems Inc	5,269	325,677
Conatus Pharmaceuticals Inc *	2,667	17,202
CONMED Corp	13,206	561,255
Corcept Therapeutics Inc *	25,621	82,500
Cornerstone Therapeutics Inc *	4,322	41,016
Coronado Biosciences Inc *	13,286	34,942
Corvel Corp *	5,409	252,600
Cross Country Healthcare Inc *	13,069	130,429
CryoLife Inc	13,261	147,065
Curis Inc *	40,442	114,046
Cutera Inc *	6,883	70,069
Cyberonics Inc *	13,167	862,570
Cynosure Inc ‘A’ *	9,046	241,347
Cytokinetics Inc *	12,885	83,753
Cytori Therapeutics Inc *	30,369	78,048
Dendreon Corp *	74,588	223,018
Depomed Inc *	27,185	287,617
Derma Sciences Inc *	6,560	70,979
DexCom Inc *	33,673	1,192,361
Durata Therapeutics Inc *	6,146	78,607
Dyax Corp *	57,601	433,736
Dynavax Technologies Corp *	124,634	244,283
Emergent Biosolutions Inc *	13,012	299,146
Emeritus Corp *	19,179	414,842
Enanta Pharmaceuticals Inc *	1,777	48,477
Endocyte Inc *	14,507	155,080
Endologix Inc *	29,898	521,421
Enzon Pharmaceuticals Inc	18,536	21,502
Epizyme Inc *	2,754	57,283
Esperion Therapeutics Inc *	2,098	28,827
Exact Sciences Corp *	33,512	391,755
Exactech Inc *	4,502	106,968
ExamWorks Group Inc *	14,407	430,337
Exelixis Inc *	87,483	536,271
Fibrocell Science Inc *	10,233	41,546
Five Prime Therapeutics Inc *	2,574	43,217
Five Star Quality Care Inc *	20,281	111,343
Fluidigm Corp *	12,097	463,557
Foundation Medicine Inc *	3,234	77,034
Furiex Pharmaceuticals Inc *	3,213	134,978
Galena Biopharma Inc *	49,162	243,844
GenMark Diagnostics Inc *	17,229	229,318
Genomic Health Inc *	8,030	235,038
Gentiva Health Services Inc *	15,041	186,659
Geron Corp *	61,914	293,472
Globus Medical Inc ‘A’ *	26,017	525,023
Greatbatch Inc *	11,384	503,628
GTx Inc *	11,810	19,487
Haemonetics Corp *	24,335	1,025,234
Halozyme Therapeutics Inc *	42,309	634,212
Hanger Inc *	16,521	649,936
Harvard Apparatus Regenerative Technology Inc *	3,282	15,588
Harvard Bioscience Inc *	12,162	57,161
HealthSouth Corp	41,535	1,383,946
HealthStream Inc *	9,555	313,117
Healthways Inc *	16,166	248,148
HeartWare International Inc *	7,783	731,291
Hi-Tech Pharmacal Co Inc *	5,257	228,101
HMS Holdings Corp *	41,793	949,955
Horizon Pharma Inc *	24,783	188,846
Hyperion Therapeutics Inc *	4,040	81,689
ICU Medical Inc *	6,162	392,581

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Idenix Pharmaceuticals Inc *	47,236	$282,471
ImmunoGen Inc *	40,255	590,541
Immunomedics Inc *	34,782	159,997
Impax Laboratories Inc *	32,616	819,966
Infinity Pharmaceuticals Inc *	22,703	313,528
Insmed Inc *	16,369	278,437
Insulet Corp *	25,449	944,158
Insys Therapeutics Inc *	2,401	92,943
Integra LifeSciences Holdings Corp *	10,883	519,228
Intercept Pharmaceuticals Inc *	3,437	234,678
InterMune Inc *	42,552	626,791
Intrexon Corp *	5,526	131,519
Invacare Corp	15,203	352,862
IPC The Hospitalist Co Inc *	7,987	474,348
Ironwood Pharmaceuticals Inc ‘A’ *	44,296	514,277
Isis Pharmaceuticals Inc *	53,500	2,131,440
KaloBios Pharmaceuticals Inc *	5,294	23,399
Karyopharm Therapeutics Inc *	3,630	83,200
Keryx Biopharmaceuticals Inc *	38,917	503,975
Kindred Healthcare Inc	25,711	507,535
KYTHERA Biopharmaceuticals Inc *	5,658	210,761
Landauer Inc	4,580	240,954
Lannett Co Inc *	8,857	293,167
LDR Holding Corp *	2,629	62,044
Lexicon Pharmaceuticals Inc *	109,450	197,010
LHC Group Inc *	5,799	139,408
Ligand Pharmaceuticals Inc ‘B’ *	8,478	445,943
Luminex Corp *	17,741	344,175
MacroGenics Inc *	2,685	73,650
Magellan Health Services Inc *	12,905	773,139
MannKind Corp *	70,734	368,524
Masimo Corp *	23,228	678,954
MedAssets Inc *	29,018	575,427
Medical Action Industries Inc *	6,800	58,208
Medidata Solutions Inc *	25,580	1,549,381
MEI Pharma Inc *	5,612	44,952
Merge Healthcare Inc *	31,052	72,041
Meridian Bioscience Inc	19,747	523,888
Merit Medical Systems Inc *	20,215	318,184
Merrimack Pharmaceuticals Inc *	46,500	248,310
MiMedx Group Inc *	43,036	376,135
Molina Healthcare Inc *	13,488	468,708
Momenta Pharmaceuticals Inc *	22,457	397,040
MWI Veterinary Supply Inc *	6,097	1,040,087
Nanosphere Inc *	26,639	61,003
National Healthcare Corp	5,101	274,995
National Research Corp ‘A’ *	4,127	77,670
National Research Corp ‘B’	512	17,772
Natus Medical Inc *	14,439	324,878
Navidea Biopharmaceuticals Inc *	57,574	119,178
Nektar Therapeutics *	55,028	624,568
Neogen Corp *	17,091	781,059
NeoGenomics Inc *	16,115	58,336
Neurocrine Biosciences Inc *	31,663	295,732
NewLink Genetics Corp *	8,072	177,665
Novavax Inc *	88,378	452,495
NPS Pharmaceuticals Inc *	47,788	1,450,844
NuVasive Inc *	21,067	681,096
NxStage Medical Inc *	28,333	283,330
Omeros Corp *	14,125	159,471
Omnicell Inc *	16,345	417,288
OncoGenex Pharmaceutical Inc *	6,849	57,121
OncoMed Pharmaceuticals Inc *	2,227	65,741
Onconova Therapeutics Inc *	2,885	33,120
Ophthotech Corp *	4,180	135,223
Opko Health Inc *	89,939	759,085
OraSure Technologies Inc *	26,612	167,390
Orexigen Therapeutics Inc *	48,152	271,096
Orthofix International NV * (Netherlands)	9,355	213,481
Osiris Therapeutics Inc *	7,881	126,726
OvaScience Inc *	4,343	39,695

	Shares	Value
Owens & Minor Inc	30,157	$1,102,540
Oxford Immunotec Global PLC * (United Kingdom)	2,936	56,900
Pacific Biosciences of California Inc *	22,878	119,652
Pacira Pharmaceuticals Inc *	13,120	754,269
PAREXEL International Corp *	27,086	1,223,746
PDL BioPharma Inc	66,808	563,860
Peregrine Pharmaceuticals Inc *	77,421	107,615
Pernix Therapeutics Holdings *	7,506	18,915
PharMerica Corp *	14,066	302,419
PhotoMedex Inc *	6,238	80,782
Portola Pharmaceuticals Inc *	5,203	133,977
Pozen Inc *	12,812	103,008
Prestige Brands Holdings Inc *	24,368	872,374
Progenics Pharmaceuticals Inc *	28,668	152,800
Prothena Corp PLC * (Ireland)	6,824	180,973
PTC Therapeutics Inc *	4,678	79,386
Puma Biotechnology Inc *	10,545	1,091,724
Quality Systems Inc	19,005	400,245
Questcor Pharmaceuticals Inc	24,721	1,346,058
Quidel Corp *	13,357	412,598
Raptor Pharmaceutical Corp *	28,348	369,091
Receptos Inc *	2,776	80,476
Regulus Therapeutics Inc *	4,691	34,667
Relypsa Inc *	2,829	70,725
Repligen Corp *	15,116	206,182
Repros Therapeutics Inc *	10,997	201,245
Rigel Pharmaceuticals Inc *	41,330	117,791
Rockwell Medical Inc *	18,886	197,170
RTI Surgical Inc *	26,500	93,810
Sagent Pharmaceuticals Inc *	9,044	229,537
Sangamo Biosciences Inc *	29,020	403,088
Sarepta Therapeutics Inc *	17,872	364,053
Sciclone Pharmaceuticals Inc *	25,403	128,031
Select Medical Holdings Corp	23,066	267,796
Sequenom Inc *	55,404	129,645
SIGA Technologies Inc *	17,544	57,369
Skilled Healthcare Group Inc ‘A’ *	9,687	46,594
Solta Medical Inc *	33,946	100,141
Spectranetics Corp *	19,215	480,375
Spectrum Pharmaceuticals Inc *	29,964	265,181
Staar Surgical Co *	17,395	281,625
Stemline Therapeutics Inc *	4,660	91,336
STERIS Corp	28,104	1,350,397
Sucampo Pharmaceuticals Inc ‘A’ *	6,385	60,019
Sunesis Pharmaceuticals Inc *	15,255	72,309
Supernus Pharmaceuticals Inc *	7,762	58,525
Surgical Care Affiliates Inc *	5,328	185,628
SurModics Inc *	6,550	159,755
Symmetry Medical Inc *	17,768	179,101
Synageva BioPharma Corp *	9,137	591,347
Synergy Pharmaceuticals Inc *	38,662	217,667
Synta Pharmaceuticals Corp *	23,638	123,863
Tandem Diabetes Care Inc *	4,306	110,966
Targacept Inc *	13,534	56,166
Team Health Holdings Inc *	32,724	1,490,578
TearLab Corp *	13,767	128,584
TESARO Inc *	6,320	178,477
Tetraphase Pharmaceuticals Inc *	6,575	88,894
TG Therapeutics Inc *	7,548	29,437
The Ensign Group Inc	9,257	409,807
The Medicines Co *	30,134	1,163,775
The Providence Service Corp *	5,098	131,121
TherapeuticsMD Inc *	40,924	213,214
Thoratec Corp *	27,323	1,000,022
Threshold Pharmaceuticals Inc *	22,779	106,378
Tornier NV * (Netherlands)	12,515	235,157
Triple-S Management Corp ‘B’ *	11,151	216,775
Unilife Corp *	46,485	204,534
Universal American Corp	18,182	132,729
US Physical Therapy Inc	5,813	204,966

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
USMD Holdings Inc *	456	$9,170
Utah Medical Products Inc	1,603	91,627
Vanda Pharmaceuticals Inc *	15,728	195,185
Vascular Solutions Inc *	7,949	184,019
Veracyte Inc *	2,223	32,234
Verastem Inc *	8,241	93,947
Vical Inc *	36,863	43,498
ViroPharma Inc *	31,407	1,565,639
Vivus Inc *	47,943	435,322
Vocera Communications Inc *	10,098	157,630
Volcano Corp *	25,980	567,663
WellCare Health Plans Inc *	20,715	1,458,750
West Pharmaceutical Services Inc	32,974	1,617,704
Wright Medical Group Inc *	19,235	590,707
XenoPort Inc *	21,089	121,262
XOMA Corp *	36,608	246,372
Zeltiq Aesthetics Inc *	8,500	160,735
ZIOPHARM Oncology Inc *	38,045	165,115
Zogenix Inc *	46,650	160,476

		104,412,708

Industrials - 14.3%

AAON Inc	13,370	427,171
AAR Corp	18,931	530,257
ABM Industries Inc	26,015	743,769
Acacia Research Corp	23,363	339,698
ACCO Brands Corp *	54,005	362,914
Accuride Corp *	19,400	72,362
Aceto Corp	13,001	325,155
Acorn Energy Inc	10,195	41,494
Actuant Corp ‘A’	34,873	1,277,747
Acuity Brands Inc	20,419	2,232,205
Aegion Corp *	18,630	407,811
Aerovironment Inc *	8,770	255,470
Air Transport Services Group Inc *	24,941	201,773
Aircastle Ltd (Bermuda)	32,621	625,018
Alamo Group Inc	3,396	206,103
Albany International Corp ‘A’	13,305	478,049
Allegiant Travel Co	7,158	754,740
Altra Industrial Motion Corp	12,856	439,932
Ameresco Inc ‘A’ *	9,481	91,586
American Railcar Industries Inc	4,536	207,522
American Science & Engineering Inc	3,866	278,004
American Superconductor Corp *	24,474	40,137
American Woodmark Corp *	4,726	186,819
Ampco-Pittsburgh Corp	4,099	79,726
API Technologies Corp *	15,542	52,998
Apogee Enterprises Inc	13,699	491,931
Applied Industrial Technologies Inc	20,073	985,384
ARC Document Solutions Inc *	18,061	148,461
Argan Inc	6,681	184,128
Arkansas Best Corp	12,238	412,176
Astec Industries Inc	9,713	375,213
Astronics Corp *	5,915	301,665
Astronics Corp ‘B’ *	1,260	63,945
Atlas Air Worldwide Holdings Inc *	12,292	505,816
AZZ Inc	12,127	592,525
Barnes Group Inc	25,617	981,387
Barrett Business Services Inc	3,345	310,215
Beacon Roofing Supply Inc *	23,197	934,375
Blount International Inc *	23,386	338,395
BlueLinx Holdings Inc *	17,211	33,561
Brady Corp ‘A’	22,009	680,738
Briggs & Stratton Corp	22,930	498,957
Builders FirstSource Inc *	21,124	150,825
CAI International Inc *	8,232	194,028
Capstone Turbine Corp *	146,294	188,719
Casella Waste Systems Inc ‘A’ *	18,554	107,613
CBIZ Inc *	16,963	154,703
CDI Corp	6,825	126,467
Ceco Environmental Corp	8,510	137,607

	Shares	Value
Celadon Group Inc	9,661	$188,196
Cenveo Inc *	25,946	89,254
Chart Industries Inc *	14,446	1,381,615
CIRCOR International Inc	8,360	675,321
CLARCOR Inc	23,679	1,523,744
Coleman Cable Inc	4,275	112,090
Columbus McKinnon Corp *	9,259	251,289
Comfort Systems USA Inc	17,715	343,494
Commercial Vehicle Group Inc *	11,194	81,380
Compx International Inc	349	4,914
Consolidated Graphics Inc *	3,414	230,240
Courier Corp	5,413	97,921
CRA International Inc *	4,945	97,911
Cubic Corp	9,454	497,848
Curtiss-Wright Corp	22,325	1,389,285
Deluxe Corp	24,249	1,265,555
DigitalGlobe Inc *	35,495	1,460,619
Douglas Dynamics Inc	10,702	180,008
Ducommun Inc *	5,037	150,153
DXP Enterprises Inc *	4,509	519,437
Dycom Industries Inc *	15,752	437,748
Dynamic Materials Corp	6,510	141,527
Echo Global Logistics Inc *	8,458	181,678
EMCOR Group Inc	31,983	1,357,359
Encore Wire Corp	9,829	532,732
Energy Recovery Inc *	20,922	116,326
EnerNOC Inc *	12,391	213,249
EnerSys Inc	22,928	1,607,024
Engility Holdings Inc *	8,130	271,542
Ennis Inc	12,586	222,772
Enphase Energy Inc *	7,487	47,468
EnPro Industries Inc *	9,932	572,580
Erickson Air-Crane Inc *	1,775	36,902
ESCO Technologies Inc	12,583	431,094
Esterline Technologies Corp *	14,909	1,520,122
Exponent Inc	6,278	486,168
Federal Signal Corp *	29,771	436,145
Flow International Corp *	22,813	92,165
Forward Air Corp	14,377	631,294
Franklin Covey Co *	4,318	85,842
Franklin Electric Co Inc	22,587	1,008,284
FreightCar America Inc	5,793	154,210
FTI Consulting Inc *	19,198	789,806
FuelCell Energy Inc *	75,471	106,414
Furmanite Corp *	17,929	190,406
G&K Services Inc ‘A’	9,311	579,424
GenCorp Inc *	28,858	520,021
Generac Holdings Inc	24,555	1,390,795
General Cable Corp	23,671	696,164
Gibraltar Industries Inc *	14,524	270,001
Global Brass & Copper Holdings Inc	3,932	65,075
Global Power Equipment Group Inc	8,137	159,241
GP Strategies Corp *	7,059	210,288
GrafTech International Ltd *	55,662	625,084
Graham Corp	4,806	174,410
Granite Construction Inc	18,493	646,885
Great Lakes Dredge & Dock Corp *	28,193	259,376
Griffon Corp	21,176	279,735
H&E Equipment Services Inc *	14,151	419,294
Hardinge Inc	5,674	82,103
Hawaiian Holdings Inc *	24,535	236,272
Healthcare Services Group Inc	32,617	925,344
Heartland Express Inc	21,937	430,404
HEICO Corp	31,607	1,831,626
Heidrick & Struggles International Inc	8,572	172,640
Heritage-Crystal Clean Inc *	4,216	86,386
Herman Miller Inc	27,957	825,291
HNI Corp	21,680	841,834
Houston Wire & Cable Co	8,625	115,402
Hub Group Inc ‘A’ *	17,598	701,808
Hurco Cos Inc	3,150	78,782

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Huron Consulting Group Inc *	10,953	$686,972
Hyster-Yale Materials Handling Inc	5,008	466,545
ICF International Inc *	9,362	324,955
II-VI Inc *	24,301	427,698
InnerWorkings Inc *	21,187	165,047
Innovative Solutions & Support Inc *	5,923	43,179
Insperity Inc	10,686	386,085
Insteel Industries Inc	8,627	196,092
Interface Inc	28,286	621,161
International Shipholding Corp	2,689	79,325
Intersections Inc	4,439	34,580
JetBlue Airways Corp *	110,924	948,400
John Bean Technologies Corp	13,788	404,402
Kadant Inc	5,287	214,229
Kaman Corp	12,872	511,405
Kelly Services Inc ‘A’	12,761	318,259
Kforce Inc	12,846	262,829
Kimball International Inc ‘B’	15,350	230,710
Knight Transportation Inc	28,001	513,538
Knoll Inc	22,975	420,672
Korn/Ferry International *	23,180	605,462
Kratos Defense & Security Solutions Inc *	20,987	161,180
Layne Christensen Co *	9,499	162,243
LB Foster Co ‘A’	4,804	227,181
Lindsay Corp	6,118	506,264
LMI Aerospace Inc *	4,818	71,017
LSI Industries Inc	10,380	89,995
Lydall Inc *	8,065	142,105
Manitex International Inc *	6,514	103,442
Marten Transport Ltd	11,099	224,089
MasTec Inc *	28,315	926,467
Matson Inc	20,351	531,365
McGrath RentCorp	12,004	477,759
Meritor Inc *	46,406	484,015
Miller Industries Inc	5,305	98,832
Mine Safety Appliances Co	13,502	691,437
Mistras Group Inc *	7,610	158,897
Mobile Mini Inc *	18,274	752,523
Moog Inc ‘A’ *	21,597	1,467,300
Mueller Industries Inc	13,396	844,082
Mueller Water Products Inc ‘A’	75,238	704,980
Multi-Color Corp	5,778	218,062
MYR Group Inc *	9,944	249,396
National Presto Industries Inc *	2,303	185,391
Navigant Consulting Inc *	24,030	461,376
NCI Building Systems Inc *	9,900	173,646
NL Industries Inc	3,419	38,224
NN Inc	8,122	163,983
Norcraft Cos Inc *	3,411	66,924
Nortek Inc *	4,266	318,244
Northwest Pipe Co *	4,532	171,128
Odyssey Marine Exploration Inc *	39,380	79,548
Omega Flex Inc	1,420	29,053
On Assignment Inc *	21,784	760,697
Orbital Sciences Corp *	28,591	666,170
Orion Marine Group Inc *	12,963	155,945
Pacer International Inc *	16,922	139,776
Park-Ohio Holdings Corp *	4,126	216,202
Patrick Industries Inc *	3,103	89,770
Patriot Transportation Holding Inc *	3,170	131,587
Pendrell Corp *	77,613	156,002
Performant Financial Corp *	10,622	109,407
PGT Inc *	15,878	160,685
Pike Corp *	12,358	130,624
Ply Gem Holdings Inc *	7,641	137,767
PMFG Inc *	10,278	93,016
Polypore International Inc *	22,223	864,475
Powell Industries Inc	4,363	292,277
Power Solutions International Inc *	1,048	78,705
PowerSecure International Inc *	10,292	176,714
Preformed Line Products Co	1,209	88,450

	Shares	Value
Primoris Services Corp	16,810	$523,295
Proto Labs Inc *	8,121	578,053
Quad/Graphics Inc	11,862	323,002
Quality Distribution Inc *	10,132	129,994
Quanex Building Products Corp	17,618	350,951
Raven Industries Inc	17,323	712,668
RBC Bearings Inc *	10,946	774,429
Republic Airways Holdings Inc *	23,236	248,393
Resources Connection Inc	19,354	277,343
Revolution Lighting Technologies Inc *	14,308	49,005
Rexnord Corp *	14,409	389,187
Roadrunner Transportation Systems Inc *	8,794	236,998
RPX Corp *	15,341	259,263
Rush Enterprises Inc ‘A’ *	16,511	489,551
Saia Inc *	11,558	370,434
Schawk Inc	6,491	96,521
Simpson Manufacturing Co Inc	19,314	709,403
SkyWest Inc	24,712	366,479
SP Plus Corp *	7,395	192,566
Sparton Corp *	4,783	133,685
Spirit Airlines Inc *	28,754	1,305,719
Standex International Corp	6,042	379,921
Steelcase Inc ‘A’	40,199	637,556
Sterling Construction Co Inc *	8,045	94,368
Stock Building Supply Holdings Inc *	3,777	68,817
Sun Hydraulics Corp	10,223	417,405
Swift Transportation Co *	39,944	887,156
Swisher Hygiene Inc *	56,874	29,239
TAL International Group Inc *	16,132	925,170
Taser International Inc *	24,400	387,472
Team Inc *	9,797	414,805
Tecumseh Products Co ‘A’ *	8,971	81,188
Teledyne Technologies Inc *	17,814	1,636,394
Tennant Co	8,772	594,829
Tetra Tech Inc *	30,920	865,142
Textainer Group Holdings Ltd (Bermuda)	10,145	408,032
The Advisory Board Co *	16,914	1,076,914
The Brink’s Co	22,849	780,065
The Corporate Executive Board Co	16,018	1,240,274
The ExOne Co *	3,161	191,114
The Gorman-Rupp Co	8,948	299,132
The Greenbrier Cos Inc *	11,633	382,028
The KEYW Holding Corp *	15,326	205,981
The Middleby Corp *	8,955	2,148,931
Thermon Group Holdings Inc *	12,875	351,874
Titan International Inc	25,506	458,598
Titan Machinery Inc *	8,196	146,053
TRC Cos Inc *	8,021	57,270
Trex Co Inc *	8,188	651,192
Trimas Corp *	21,399	853,606
TrueBlue Inc *	19,373	499,436
Tutor Perini Corp *	17,628	463,616
Twin Disc Inc	4,004	103,664
Ultrapetrol Bahamas Ltd * (Bahamas)	9,627	36,005
UniFirst Corp	6,972	746,004
United Stationers Inc	19,315	886,365
Universal Forest Products Inc	9,458	493,140
Universal Truckload Services Inc	2,649	80,821
US Ecology Inc	10,203	379,450
USG Corp *	36,538	1,036,948
UTi Worldwide Inc (United Kingdom)	43,192	758,452
Viad Corp	9,634	267,633
Vicor Corp *	8,551	114,754
VSE Corp	1,978	94,964
Wabash National Corp *	32,606	402,684
WageWorks Inc *	11,884	706,385
Watsco Inc	12,237	1,175,486
Watts Water Technologies Inc ‘A’	13,592	840,937
Werner Enterprises Inc	21,798	539,065
Wesco Aircraft Holdings Inc *	19,612	429,895
West Corp	10,111	259,954

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Woodward Inc	32,764	$1,494,366
Xerium Technologies Inc *	5,285	87,150
XPO Logistics Inc *	13,955	366,877
YRC Worldwide Inc *	5,089	88,396

		115,221,984

Information Technology - 17.6%

Accelrys Inc *	26,466	252,486
ACI Worldwide Inc *	18,983	1,233,895
Actuate Corp *	22,499	173,467
Acxiom Corp *	35,217	1,302,325
ADTRAN Inc	28,235	762,627
Advanced Energy Industries Inc *	18,692	427,299
Advent Software Inc	15,552	544,164
Aeroflex Holding Corp *	9,512	61,828
Agilysys Inc *	6,866	95,575
Alliance Fiber Optic Products Inc	5,495	82,700
Alpha & Omega Semiconductor Ltd * (Bermuda)	8,120	62,605
Ambarella Inc * (Cayman)	8,872	301,027
American Software Inc ‘A’	11,653	115,015
Amkor Technology Inc *	33,323	204,270
ANADIGICS Inc *	40,117	73,815
Anaren Inc *	5,508	154,169
Angie’s List Inc *	20,025	303,379
Anixter International Inc	12,908	1,159,655
Applied Micro Circuits Corp *	34,814	465,811
Applied Optoelectronics Inc *	1,869	28,054
ARRIS Group Inc *	55,509	1,352,477
Aruba Networks Inc *	54,280	971,612
Aspen Technology Inc *	44,645	1,866,161
ATMI Inc *	15,190	458,890
Audience Inc *	4,427	51,530
AVG Technologies NV * (Netherlands)	11,500	197,915
Aviat Networks Inc *	29,350	66,331
Avid Technology Inc *	14,969	121,997
Axcelis Technologies Inc *	51,943	126,741
Badger Meter Inc	6,834	372,453
Bankrate Inc *	22,016	394,967
Barracuda Networks Inc *	1,958	77,693
Bazaarvoice Inc *	23,056	182,604
Bel Fuse Inc ‘B’	4,629	98,644
Belden Inc	20,968	1,477,196
Benchmark Electronics Inc *	25,849	596,595
Benefitfocus Inc *	2,401	138,634
Black Box Corp	7,763	231,337
Blackbaud Inc	21,750	818,887
Blackhawk Network Holdings Inc *	5,422	136,960
Blucora Inc *	19,534	569,611
Bottomline Technologies de Inc *	18,011	651,278
Brightcove Inc *	13,506	190,975
BroadSoft Inc *	13,330	364,442
Brooks Automation Inc	31,619	331,683
Cabot Microelectronics Corp *	11,074	506,082
CACI International Inc ‘A’ *	10,977	803,736
CalAmp Corp *	16,686	466,707
Calix Inc *	19,246	185,531
Callidus Software Inc *	19,140	262,792
Carbonite Inc *	5,620	66,485
Cardtronics Inc *	21,370	928,526
Cass Information Systems Inc	4,898	329,880
Cavium Inc *	24,449	843,735
Ceva Inc *	10,570	160,875
ChannelAdvisor Corp *	3,018	125,881
Checkpoint Systems Inc *	19,455	306,805
Chegg Inc *	7,042	59,927
CIBER Inc *	35,615	147,446
Ciena Corp *	48,362	1,157,303
Cirrus Logic Inc *	30,190	616,782
Cognex Corp *	41,411	1,581,072
Coherent Inc *	11,588	862,031

	Shares	Value
Cohu Inc	11,884	$124,782
CommVault Systems Inc *	22,143	1,658,068
Computer Task Group Inc	7,402	139,898
comScore Inc *	17,013	486,742
Comtech Telecommunications Corp	7,968	251,151
Comverse Inc *	10,560	409,728
Constant Contact Inc *	14,623	454,337
Control4 Corp *	2,115	37,436
Convergys Corp	50,074	1,054,058
Cornerstone OnDemand Inc *	19,230	1,025,728
CoStar Group Inc *	13,598	2,509,919
Covisint Corp *	3,341	41,930
Cray Inc *	18,874	518,280
CSG Systems International Inc	16,144	474,634
CTS Corp	15,914	316,848
Cvent Inc *	3,069	111,681
Cyan Inc *	4,027	21,303
Cypress Semiconductor Corp *	70,056	735,588
Daktronics Inc	17,360	272,205
Datalink Corp *	9,137	99,593
Dealertrack Technologies Inc *	20,715	995,977
Demand Media Inc *	17,399	100,392
Demandware Inc *	8,777	562,781
Dice Holdings Inc *	18,227	132,146
Digi International Inc *	12,216	148,058
Digimarc Corp	2,975	57,299
Digital River Inc *	15,905	294,242
Diodes Inc *	17,078	402,358
DSP Group Inc *	9,491	92,158
DTS Inc *	8,706	208,770
E2open Inc *	7,080	169,283
EarthLink Inc	49,580	251,371
Ebix Inc	14,948	220,035
eGain Corp *	6,187	63,355
Electro Rent Corp	9,051	167,625
Electro Scientific Industries Inc	11,266	117,842
Electronics For Imaging Inc *	22,109	856,282
Ellie Mae Inc *	12,507	336,063
Emulex Corp *	38,300	274,228
Endurance International Group Holdings Inc *	10,322	146,366
Entegris Inc *	66,349	769,648
Entropic Communications Inc *	43,119	203,090
Envestnet Inc *	10,751	433,265
EPAM Systems Inc *	10,400	363,376
Epiq Systems Inc	14,900	241,529
ePlus Inc *	1,824	103,676
Euronet Worldwide Inc *	23,747	1,136,294
EVERTEC Inc	14,015	345,610
Exar Corp *	18,097	213,364
ExlService Holdings Inc *	15,539	429,187
Extreme Networks Inc *	44,175	309,225
Fabrinet * (Cayman)	13,427	276,059
Fair Isaac Corp	17,094	1,074,187
FARO Technologies Inc *	8,137	474,387
FEI Co	19,890	1,777,370
Finisar Corp *	44,501	1,064,464
FleetMatics Group PLC * (Ireland)	8,270	357,677
FormFactor Inc *	25,532	153,703
Forrester Research Inc	5,943	227,379
Fusion-io Inc *	38,826	345,940
Gerber Scientific Inc Escrow Shares * +	9,525	-
Gigamon Inc *	3,748	105,244
Global Cash Access Holdings Inc *	31,471	314,395
Global Eagle Entertainment Inc *	10,715	159,332
Glu Mobile Inc *	30,897	120,189
Gogo Inc *	5,287	131,170
GSI Group Inc * (Canada)	14,610	164,216
GSI Technology Inc *	9,837	65,318
GT Advanced Technologies Inc *	63,865	556,903
Guidance Software Inc *	8,003	80,830
Guidewire Software Inc *	23,237	1,140,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Harmonic Inc *	48,169	$355,487
Heartland Payment Systems Inc	17,310	862,730
Higher One Holdings Inc *	15,087	147,249
Hittite Microwave Corp *	15,010	926,567
Hutchinson Technology Inc *	11,891	38,051
iGATE Corp *	16,596	666,495
Imation Corp *	16,590	77,641
Immersion Corp *	13,384	138,926
Imperva Inc *	9,613	462,674
Infinera Corp *	55,188	539,739
Infoblox Inc *	25,220	832,764
Inphi Corp *	12,454	160,657
Insight Enterprises Inc *	20,712	470,370
Integrated Device Technology Inc *	62,770	639,626
Integrated Silicon Solution Inc *	13,374	161,692
Interactive Intelligence Group Inc *	7,375	496,780
InterDigital Inc	19,609	578,269
Intermolecular Inc *	8,569	42,159
Internap Network Services Corp *	25,701	193,272
International Rectifier Corp *	33,055	861,744
Intersil Corp ‘A’	60,551	694,520
IntraLinks Holdings Inc *	18,438	223,284
InvenSense Inc *	27,039	561,870
Itron Inc *	18,817	779,588
Ixia *	26,848	357,347
IXYS Corp	11,348	147,184
j2 Global Inc	21,897	1,095,069
Jive Software Inc *	19,058	214,403
Kemet Corp *	21,622	121,948
Kopin Corp *	32,206	135,909
KVH Industries Inc *	7,409	96,539
Lattice Semiconductor Corp *	54,974	302,907
Limelight Networks Inc *	26,365	52,203
Lionbridge Technologies Inc *	27,530	164,079
Liquidity Services Inc *	11,767	266,640
Littelfuse Inc	10,530	978,553
LivePerson Inc *	26,177	387,943
LogMeIn Inc *	11,568	388,106
LTX-Credence Corp *	22,781	182,020
Luxoft Holding Inc * (United Kingdom)	2,191	83,214
M/A-COM Technology Solutions Holdings Inc *	5,193	88,229
Manhattan Associates Inc *	9,272	1,089,275
ManTech International Corp ‘A’	11,319	338,778
Marchex Inc ‘B’ *	10,875	94,069
Marin Software Inc *	4,415	45,210
Marketo Inc *	3,311	122,739
Mavenir Systems Inc *	2,534	28,279
MAXIMUS Inc	32,549	1,431,831
MaxLinear Inc ‘A’ *	11,275	117,598
Maxwell Technologies Inc *	13,899	107,995
Measurement Specialties Inc *	7,347	445,889
Mentor Graphics Corp	45,439	1,093,717
Mercury Systems Inc *	15,418	168,827
Mesa Laboratories Inc	1,271	99,875
Methode Electronics Inc	17,653	603,556
Micrel Inc	22,443	221,512
Microsemi Corp *	44,252	1,104,087
MicroStrategy Inc ‘A’ *	4,312	535,723
Millennial Media Inc *	16,825	122,318
Mitek Systems Inc *	11,833	70,288
MKS Instruments Inc	25,242	755,745
Model N Inc *	4,047	47,714
ModusLink Global Solutions Inc *	17,538	100,493
MoneyGram International Inc *	10,315	214,346
Monolithic Power Systems Inc *	17,511	606,931
Monotype Imaging Holdings Inc	18,208	580,107
Monster Worldwide Inc *	49,962	356,229
MoSys Inc *	22,769	125,685
Move Inc *	18,925	302,611
MTS Systems Corp	7,525	536,156

	Shares	Value
Multi-Fineline Electronix Inc *	4,157	$57,741
Nanometrics Inc *	11,110	211,646
Neonode Inc *	13,052	82,489
NeoPhotonics Corp *	9,376	66,195
NETGEAR Inc *	18,343	604,218
Netscout Systems Inc *	17,242	510,191
Newport Corp *	18,562	335,415
NIC Inc	30,922	769,030
Numerex Corp ‘A’ *	6,560	84,952
NVE Corp *	2,276	132,645
OmniVision Technologies Inc *	25,686	441,799
OpenTable Inc *	10,854	861,482
Oplink Communications Inc *	9,047	168,274
OSI Systems Inc *	9,490	504,014
Park Electrochemical Corp	9,889	284,012
Parkervision Inc *	42,000	191,100
PC Connection Inc	4,422	109,887
PC-Tel Inc	9,020	86,321
PDF Solutions Inc *	11,930	305,647
Pegasystems Inc	8,284	407,407
Peregrine Semiconductor Corp *	12,806	94,892
Perficient Inc *	15,938	373,268
Pericom Semiconductor Corp *	11,079	98,160
Photronics Inc *	28,825	260,290
Planet Payment Inc *	20,491	56,965
Plantronics Inc	20,625	958,031
Plexus Corp *	16,235	702,813
PLX Technology Inc *	21,855	143,806
PMC-Sierra Inc *	97,123	624,501
Power Integrations Inc	13,800	770,316
PRGX Global Inc *	13,863	93,159
Procera Networks Inc *	9,891	148,563
Progress Software Corp *	24,726	638,673
Proofpoint Inc *	10,920	362,216
PROS Holdings Inc *	10,705	427,129
PTC Inc *	56,999	2,017,195
QAD Inc ‘A’	2,804	49,519
Qlik Technologies Inc *	41,451	1,103,840
QLogic Corp *	42,433	501,982
Qualys Inc *	7,161	165,491
Quantum Corp *	99,895	119,874
QuinStreet Inc *	14,785	128,482
Radisys Corp *	11,628	26,628
Rally Software Development Corp *	3,266	63,524
Rambus Inc *	53,155	503,378
RealD Inc *	19,288	164,720
RealNetworks Inc *	10,556	79,698
RealPage Inc *	22,168	518,288
Reis Inc *	3,889	74,785
Responsys Inc *	17,505	479,812
RF Micro Devices Inc *	133,954	691,203
Richardson Electronics Ltd	4,979	56,561
Rocket Fuel Inc *	2,335	143,579
Rofin-Sinar Technologies Inc *	13,441	363,176
Rogers Corp *	8,123	499,564
Rosetta Stone Inc *	5,608	68,530
Rubicon Technology Inc *	8,514	84,714
Ruckus Wireless Inc *	21,974	312,031
Rudolph Technologies Inc *	15,650	183,731
Sanmina Corp *	39,398	657,947
Sapiens International Corp NV (Netherlands)	9,148	70,531
Sapient Corp *	52,586	912,893
ScanSource Inc *	13,259	562,579
SciQuest Inc *	10,824	308,268
Seachange International Inc *	15,772	191,788
Semtech Corp *	32,077	810,907
ServiceSource International Inc *	28,901	242,190
ShoreTel Inc *	28,240	262,067
Shutterstock Inc *	3,511	293,625
Sigma Designs Inc *	14,799	69,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Silicon Graphics International Corp *	16,275	$218,248
Silicon Image Inc *	37,148	228,460
Silver Spring Networks Inc *	2,886	60,606
Sonus Networks Inc *	102,531	322,973
Spansion Inc ‘A’ *	22,439	311,678
Spark Networks Inc *	8,455	52,083
Speed Commerce Inc *	21,369	99,793
SPS Commerce Inc *	7,610	496,933
SS&C Technologies Holdings Inc *	27,755	1,228,436
Stamps.com Inc *	6,186	260,431
SunEdison Inc *	126,936	1,656,515
SunPower Corp *	19,642	585,528
Super Micro Computer Inc *	15,088	258,910
Supertex Inc *	4,678	117,184
support.com Inc *	24,403	92,487
Sykes Enterprises Inc *	18,692	407,673
Synaptics Inc *	15,475	801,760
Synchronoss Technologies Inc *	13,871	430,972
SYNNEX Corp *	12,564	846,814
Syntel Inc *	7,364	669,756
Take-Two Interactive Software Inc *	38,571	669,978
Tangoe Inc *	14,658	263,991
TechTarget Inc *	5,576	38,251
TeleCommunication Systems Inc ‘A’ *	23,342	54,153
Telenav Inc *	8,636	56,911
TeleTech Holdings Inc *	9,407	225,204
Tessco Technologies Inc	2,593	104,550
Tessera Technologies Inc	25,110	494,918
Textura Corp *	2,594	77,664
The Hackett Group Inc	12,207	75,805
The Ultimate Software Group Inc *	13,171	2,018,061
TiVo Inc *	60,313	791,307
Travelzoo Inc *	3,785	80,696
Tremor Video Inc *	3,456	20,045
TriQuint Semiconductor Inc *	77,750	648,435
Trulia Inc *	13,184	465,000
TTM Technologies Inc *	25,467	218,507
Tyler Technologies Inc *	15,009	1,532,869
Ubiquiti Networks Inc *	5,958	273,830
Ultra Clean Holdings Inc *	11,470	115,044
Ultratech Inc *	13,193	382,597
Uni-Pixel Inc *	4,726	47,307
Unisys Corp *	21,054	706,783
United Online Inc	6,378	87,761
Universal Display Corp *	19,155	658,166
Unwired Planet Inc *	32,010	44,174
ValueClick Inc *	31,826	743,774
VASCO Data Security International Inc *	13,895	107,408
Veeco Instruments Inc *	18,641	613,475
Verint Systems Inc *	25,097	1,077,665
ViaSat Inc *	18,846	1,180,702
Viasystems Group Inc *	1,887	25,814
Violin Memory Inc *	8,616	34,119
VirnetX Holding Corp *	20,092	389,986
Virtusa Corp *	9,727	370,501
Vishay Precision Group Inc *	5,806	86,451
VistaPrint NV * (Netherlands)	15,551	884,074
Vocus Inc *	8,915	101,542
Vringo Inc *	32,341	95,729
Web.com Group Inc *	19,969	634,815
WebMD Health Corp *	13,556	535,462
Westell Technologies Inc ‘A’ *	21,420	86,751
WEX Inc *	18,491	1,831,164
Wix.com Ltd * (Israel)	3,927	105,440
XO Group Inc *	12,743	189,361
Xoom Corp *	3,828	104,772
Yelp Inc *	15,463	1,066,174
YuMe Inc *	2,322	17,299
Zillow Inc ‘A’ *	11,100	907,203
Zix Corp *	29,091	132,655
Zygo Corp *	7,932	117,235

		141,472,228

	Shares	Value
Materials - 4.8%

A Schulman Inc	14,004	$493,781
Advanced Emissions Solutions Inc *	5,108	277,007
AEP Industries Inc *	2,105	111,207
AK Steel Holding Corp *	64,907	532,237
Allied Nevada Gold Corp *	49,698	176,428
AM Castle & Co *	8,185	120,892
AMCOL International Corp	13,254	450,371
American Pacific Corp *	2,804	104,477
American Vanguard Corp	13,621	330,854
Arabian American Development Co *	9,549	119,840
Axiall Corp	33,251	1,577,427
Balchem Corp	14,135	829,725
Berry Plastics Group Inc *	26,389	627,794
Boise Cascade Co *	5,799	170,955
Calgon Carbon Corp *	25,756	529,801
Century Aluminum Co *	24,734	258,718
Chase Corp	3,068	108,300
Chemtura Corp *	46,832	1,307,549
Clearwater Paper Corp *	10,029	526,523
Coeur Mining Inc *	48,250	523,513
Commercial Metals Co	55,679	1,131,954
Deltic Timber Corp	5,294	359,674
Ferro Corp *	34,504	442,686
Flotek Industries Inc *	22,718	455,950
FutureFuel Corp	10,381	164,020
General Moly Inc *	28,335	37,969
Globe Specialty Metals Inc	30,713	553,141
Gold Resource Corp	15,664	70,958
Graphic Packaging Holding Co *	93,567	898,243
GSE Holding Inc *	4,114	8,516
Handy & Harman Ltd *	2,601	62,970
Hawkins Inc	4,514	167,876
Haynes International Inc	5,859	323,651
HB Fuller Co	23,974	1,247,607
Headwaters Inc *	34,790	340,594
Hecla Mining Co	158,419	487,931
Horsehead Holding Corp *	23,925	387,824
Innophos Holdings Inc	10,454	508,064
Innospec Inc	11,199	517,618
Intrepid Potash Inc *	26,056	412,727
Kaiser Aluminum Corp	8,992	631,598
KapStone Paper & Packaging Corp *	19,457	1,086,868
KMG Chemicals Inc	3,815	64,435
Koppers Holdings Inc	9,871	451,598
Kraton Performance Polymers Inc *	15,460	356,353
Landec Corp *	12,328	149,415
Louisiana-Pacific Corp *	66,399	1,229,046
LSB Industries Inc *	9,078	372,380
Marrone Bio Innovations Inc *	2,656	47,224
Materion Corp	9,731	300,201
Midway Gold Corp * (Canada)	53,944	43,695
Minerals Technologies Inc	16,606	997,522
Molycorp Inc *	70,713	397,407
Myers Industries Inc	13,375	282,480
Neenah Paper Inc	7,596	324,881
Noranda Aluminum Holding Corp	16,025	52,722
Olin Corp	38,270	1,104,090
Olympic Steel Inc	4,364	126,469
OM Group Inc *	15,201	553,468
OMNOVA Solutions Inc *	22,607	205,950
Paramount Gold & Silver Corp *	67,264	62,677
Penford Corp *	4,587	58,943
PH Glatfelter Co	20,450	565,238
PolyOne Corp	47,350	1,673,823
Quaker Chemical Corp	6,261	482,535
Resolute Forest Products Inc *	33,185	531,624
RTI International Metals Inc *	14,904	509,866
Schnitzer Steel Industries Inc ‘A’	12,219	399,195
Schweitzer-Mauduit International Inc	14,954	769,682

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

	Shares	Value
Sensient Technologies Corp	23,850	$1,157,202
Stepan Co	8,975	589,029
Stillwater Mining Co *	56,248	694,100
SunCoke Energy Inc *	33,332	760,303
Taminco Corp *	7,552	152,626
Texas Industries Inc *	10,366	712,974
Tredegar Corp	11,693	336,875
UFP Technologies Inc *	2,653	66,909
United States Lime & Minerals Inc *	918	56,154
Universal Stainless & Alloy Products Inc *	3,249	117,159
US Concrete Inc *	6,742	152,572
US Silica Holdings Inc	10,184	347,376
Walter Energy Inc	29,779	495,225
Wausau Paper Corp	23,459	297,460
Worthington Industries Inc	25,202	1,060,500
Zep Inc	10,902	197,980
Zoltek Cos Inc *	12,995	217,666

		39,000,867

Telecommunication Services - 0.7%

8x8 Inc *	41,579	422,443
Atlantic Tele-Network Inc	4,352	246,193
Boingo Wireless Inc *	9,019	57,812
Cbeyond Inc *	12,550	86,595
Cincinnati Bell Inc *	98,979	352,365
Cogent Communications Group Inc	22,500	909,225
Consolidated Communications Holdings Inc	19,071	374,364
Fairpoint Communications Inc *	9,952	112,557
General Communication Inc ‘A’ *	15,016	167,428
Hawaiian Telcom Holdco Inc *	4,900	143,913
HickoryTech Corp	6,539	83,895
IDT Corp ‘B’	7,364	131,595
inContact Inc *	25,692	200,655
Inteliquent Inc	15,620	178,380
Iridium Communications Inc *	30,616	191,656
Leap Wireless International Inc *	25,670	446,658
Lumos Networks Corp	7,416	155,736
magicJack VocalTec Ltd * (Israel)	8,772	104,562
NII Holdings Inc *	82,665	227,329
NTELOS Holdings Corp	7,232	146,303
ORBCOMM Inc *	17,040	108,034
Premiere Global Services Inc *	22,794	264,182
RingCentral Inc ‘A’ *	3,988	73,260
Shenandoah Telecommunications Co	11,399	292,612
Straight Path Communications Inc ‘B’ *	3,496	28,632
Towerstream Corp *	31,845	94,261
USA Mobility Inc	10,325	147,441
Vonage Holdings Corp *	74,339	247,549

		5,995,635

Utilities - 3.0%

ALLETE Inc	19,015	948,468
American States Water Co	18,381	528,086
Artesian Resources Corp ‘A’	3,593	82,459
Atlantic Power Corp (Canada)	57,600	200,448
Avista Corp	28,525	804,120
Black Hills Corp	21,184	1,112,372
California Water Service Group	22,758	525,027
Chesapeake Utilities Corp	4,560	273,691
Cleco Corp	28,816	1,343,402
Connecticut Water Service Inc	5,208	184,936
Consolidated Water Co Ltd (Cayman)	7,094	100,025
Delta Natural Gas Co Inc	3,311	74,100
Dynegy Inc *	47,597	1,024,288
El Paso Electric Co	19,145	672,181
Empire District Electric Co	20,303	460,675
Genie Energy Ltd ‘B’ *	6,387	65,211
IDACORP Inc	23,938	1,240,946
MGE Energy Inc	11,003	637,074
Middlesex Water Co	7,601	159,165
New Jersey Resources Corp	19,920	921,101

	Shares	Value
Northwest Natural Gas Co	12,825	$549,167
NorthWestern Corp	18,049	781,883
NRG Yield Inc ‘A’	10,683	427,427
Ormat Technologies Inc	8,481	230,768
Otter Tail Corp	17,275	505,639
Pattern Energy Group Inc	8,600	260,666
Piedmont Natural Gas Co Inc	36,050	1,195,418
PNM Resources Inc	37,907	914,317
Portland General Electric Co	36,061	1,089,042
Pure Cycle Corp *	8,328	52,716
SJW Corp	7,478	222,770
South Jersey Industries Inc	15,240	852,830
Southwest Gas Corp	22,096	1,235,387
The Laclede Group Inc	15,541	707,737
UIL Holdings Corp	26,914	1,042,918
Unitil Corp	6,499	198,155
UNS Energy Corp	19,752	1,182,157
WGL Holdings Inc	24,636	986,918
York Water Co	6,217	130,122

		23,923,812

Total Common Stocks (Cost $567,326,102)		793,729,515

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.000% due 01/02/14 (Dated 12/31/13, repurchase price of $8,122,098; collateralized by U.S. Treasury Notes: 1.875% due 08/31/17 and value $8,285,813)	$8,122,098	8,122,098

Total Short-Term Investment (Cost $8,122,098)		8,122,098

TOTAL INVESTMENTS - 99.7% (Cost $575,448,200)		801,861,933

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,149,506

NET ASSETS - 100.0%		$804,011,439

Notes to Schedule of Investments

(a)	As of December 31, 2013, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.5%
Information Technology	17.6%
Industrials	14.3%
Consumer Discretionary	13.6%
Health Care	13.0%
Energy	5.4%
Materials	4.8%
Consumer Staples	3.8%
Utilities	3.0%
Others (each less than 3.0%)	1.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2013

(c)	Open futures contracts outstanding as of December 31, 2013 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/14)	80	$437,264

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2013:

		Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$10,320	$10,320	$-	$-
	Common Stocks
	Consumer Discretionary	109,219,257	109,219,257	-	-
	Consumer Staples	30,205,880	30,205,880	-	-
	Energy	43,323,481	43,299,192	-	24,289
	Financials	180,953,663	180,953,663	-	-
	Health Care	104,412,708	104,412,708	-	-
	Industrials	115,221,984	115,221,984	-	-
	Information Technology	141,472,228	141,472,228	-	-
	Materials	39,000,867	39,000,867	-	-
	Telecommunication Services	5,995,635	5,995,635	-	-
	Utilities	23,923,812	23,923,812	-	-

		793,729,515	793,705,226	-	24,289
	Short-Term Investment	8,122,098	-	8,122,098	-
	Derivatives:
	Equity Contracts
	Futures	437,264	437,264	-	-

	Total	$802,299,197	$794,152,810	$8,122,098	$24,289

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-164

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 7, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 7, 2014

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 7, 2014